      Filed with the Securities and Exchange Commission on April 20, 2007


Registration No. 333-71834                  Investment Company Act No. 811-5438
================================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                               -----------------

                                   FORM N-4

                               -----------------

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                        Post-Effective Amendment No. 20


                                      and

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                               Amendment No. 160


                               -----------------

        AMERICAN SKANDIA LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B
                          (Exact Name of Registrant)

                  AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                              (Name of Depositor)

                               -----------------

                ONE CORPORATE DRIVE, SHELTON, CONNECTICUT 06484
             (Address of Depositor's Principal Executive Offices)

                                (203) 926-1888
                        (Depositor's Telephone Number)

                    JOSEPH D. EMANUEL, CHIEF LEGAL OFFICER
                One Corporate Drive, Shelton, Connecticut 06484
              (Name and Address of Agent for Service of Process)

                               -----------------

                                   Copy To:

                              LAURA KEALEY, ESQ.
                     VICE PRESIDENT AND CORPORATE COUNSEL
        One Corporate Drive, Shelton, Connecticut 06484 (203) 925-7176

          Approximate Date of Proposed Sale to the Public: Continuous

                               -----------------

It is proposed that this filing become effective: (check appropriate space)

    [ ]immediately upon filing pursuant to paragraph (b) of Rule 485


    [X]on May 1, 2007 pursuant to paragraph (b) of Rule 485


    [ ]60 days after filing pursuant to paragraph (a) (i) of Rule 485

    [ ]on ____________ pursuant to paragraph (a) (i) of Rule 485

    [ ]75 days after filing pursuant to paragraph (a) (ii) of Rule 485

    [ ]on ____________ pursuant to paragraph (a) (ii) of Rule 485

If appropriate, check the following box:

    [ ]This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                     Title of Securities Being Registered:
   Units of interest in Separate Accounts under variable annuity contracts.

================================================================================

                                    AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                                                 A Prudential Financial Company
                                One Corporate Drive, Shelton, Connecticut 06484

 AMERICAN SKANDIA ADVISOR PLAN/SM/ III ("ASAP III")
 AMERICAN SKANDIA APEX(R) II ("APEX II")
 AMERICAN SKANDIA XTRA CREDIT/SM/ SIX ("XT6")
 AMERICAN SKANDIA LIFEVEST(R) II ("ASL II")

 Flexible Premium Deferred Annuities

 PROSPECTUS: MAY 1, 2007

 This prospectus describes four different flexible premium deferred annuities (the "Annuities" or the "Annuity") offered by American Skandia Life Assurance Corporation ("American Skandia", "we", "our", or "us"). Each Annuity may be offered as an individual annuity contract or as an interest in a group annuity. Each Annuity has different features and benefits that may be appropriate for you based on your financial situation, your age and how you intend to use the Annuity. This Prospectus describes the important features of the Annuities and what you should consider before purchasing one of the Annuities. The Prospectus also describes differences among the Annuities which include differences in the fees and charges you pay and variations in some product features such as the availability of certain bonus amounts and basic death benefit protection. These differences among the products are discussed more fully in the Prospectus and summarized in Appendix F entitled "Selecting the Variable Annuity That's Right for You". There may also be differences in the compensation paid to your Financial Professional for each Annuity. In addition, selling broker-dealer firms through which each Annuity is sold may decline to make available to their customers certain of the optional features and investment options offered generally under the Annuity. Alternatively, such firms may restrict the optional benefits that they do make available to their customers (e.g., by imposing a lower maximum issue age for certain optional benefits than what is prescribed generally under the Annuity). Please speak to your Financial Professional for further details. Each Annuity or certain of its investment options and/or features may not be available in all states. Various rights, benefits and certain fees may differ among states to meet applicable laws and/or regulations. For more information about variations applicable to your state, please refer to your Annuity contract or consult your Financial Professional. For some of the variations specific to Annuities approved for sale by the New York State Insurance Department, see Appendix H. Certain terms are capitalized in this Prospectus. Those terms are either defined in the Glossary of Terms or in the context of the particular section.


 THE SUB-ACCOUNTS

 Each Sub-account of American Skandia Life Assurance Corporation Variable Account B invests in an underlying mutual fund portfolio. Currently, portfolios of the following underlying mutual funds are being offered: AIM Variable Insurance Funds, Advanced Series Trust (formerly named American Skandia Trust), Evergreen Variable Annuity Trust, First Defined Portfolio Fund LLC, Gartmore Variable Insurance Trust, ProFunds VP, The Prudential Series Fund and Wells Fargo Variable Trust. See the following page for the complete list of Sub-accounts.


 PLEASE READ THIS PROSPECTUS
 Please read this Prospectus and the current prospectus for the underlying mutual funds. Keep them for future reference. If you are purchasing one of the Annuities as a replacement for an existing variable annuity or variable life coverage or a fixed insurance policy, you should consider any surrender or penalty charges you may incur when replacing your existing coverage and that this Annuity may be subject to a contingent deferred sales charge if you elect to surrender the Annuity or take a partial withdrawal. You should consider your need to access the Annuity's Account Value and whether the Annuity's liquidity features will satisfy that need.

 AVAILABLE INFORMATION

 We have also filed a Statement of Additional Information that is available from us, without charge, upon your request. The contents of the Statement of Additional Information are described on page 108. This Prospectus is part of the registration statement we filed with the SEC regarding this offering. Additional information on us and this offering is available in the registration statement and the exhibits thereto. You may review and obtain copies of these materials at the prescribed rates from the SEC's Public Reference Section, 100 F Street N.E., Washington, D.C., 20549. (See SEC file number 333-96577 for ASAP III, 333-71654 for APEX II, 333-71834 for XT6 and 333-71672 for ASL II). These documents, as well as documents incorporated by reference, may also be obtained through the SEC's Internet Website (http://www.sec.gov) for this registration statement as well as for other registrants that file electronically with the SEC.


 These annuities are NOT deposits or obligations of, or issued, guaranteed or endorsed by, any bank, are NOT insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other agency. An investment in an annuity involves investment risks, including possible loss of value, even with respect to amounts allocated to the AST Money Market Sub-account.

--------------------------------------------------------------------------------
 THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF
 THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

 AMERICAN SKANDIA ADVISOR PLAN III/SM/, AMERICAN SKANDIA APEX(R) II, AMERICAN SKANDIA XTRA CREDIT SIX/SM/ AND AMERICAN SKANDIA LIFEVEST(R) II ARE SERVICE MARKS OR REGISTERED TRADEMARKS OF THE PRUDENTIAL INSURANCE COMPANY OF AMERICA AND ARE USED UNDER LICENSE BY ITS AFFILIATES.
--------------------------------------------------------------------------------
                 FOR FURTHER INFORMATION CALL: 1-800-752-6342


Prospectus Dated: May 1, 2007 Statement of Additional Information Dated: May 1, 2007
COREPROS                                         ASAP3SAI, APEX2SAI, XT6SAI, ASL2SAI


 PLEASE SEE OUR PRIVACY POLICY AND OUR IRA, ROTH IRA AND FINANCIAL DISCLOSURE
           STATEMENTS ATTACHED TO THE BACK COVER OF THIS PROSPECTUS.

                              INVESTMENT OPTIONS



 Advanced Series Trust

   AST Advanced Strategies
   AST Aggressive Asset Allocation
   AST AllianceBernstein Core Value

   AST AllianceBernstein Growth & Income

   AST AllianceBernstein Managed Index 500


   AST American Century Income & Growth

   AST American Century Strategic Allocation

   AST Balanced Asset Allocation
   AST Capital Growth Asset Allocation
   AST Cohen & Steers Realty
   AST Conservative Asset Allocation
   AST DeAM Large-Cap Value


   AST DeAM Small-Cap Value
   AST Federated Aggressive Growth
   AST First Trust Balanced Target
   AST First Trust Capital Appreciation Target


   AST Goldman Sachs Concentrated Growth
   AST Goldman Sachs Mid-Cap Growth
   AST Goldman Sachs Small-Cap Value
   AST High Yield

   AST International Growth
   AST International Value

   AST JPMorgan International Equity
   AST Large-Cap Value
   AST Lord Abbett Bond Debenture


   AST Marsico Capital Growth
   AST MFS Global Equity
   AST MFS Growth
   AST Mid-Cap Value
   AST Money Market
   AST Neuberger Berman Mid-Cap Growth
   AST Neuberger Berman Mid-Cap Value

   AST Neuberger Berman Small-Cap Growth

   AST PIMCO Limited Maturity Bond
   AST PIMCO Total Return Bond
   AST Preservation Asset Allocation
   AST Small-Cap Growth
   AST Small-Cap Value
   AST T. Rowe Price Asset Allocation

   AST T. Rowe Price Global Bond

   AST T. Rowe Price Large-Cap Growth


   AST T. Rowe Price Natural Resources

   AST UBS Dynamic Alpha


 AIM Variable Insurance Funds
   AIM V.I. Dynamics Fund -- Series I shares
   AIM V.I. Financial Services Fund -- Series I shares
   AIM V.I. Global Health Care Fund -- Series I shares
   AIM V.I. Technology Fund -- Series I shares

 Evergreen Variable Annuity Trust
   Growth
   International Equity
   Omega

 First Defined Portfolio Fund, LLC
   First Trust(R) 10 Uncommon Values
   Global Dividend Target 15
   NASDAQ(R) Target 15
   S&P(R) Target 24
   Target Managed VIP
   The Dow Target Dividend

   The Dow DART 10

   Value Line(R) Target 25

 Gartmore Variable Insurance Trust
   GVIT Developing Markets

 ProFund VP
   Access VP High Yield
   Asia 30
   Banks
   Basic Materials
   Bear
   Biotechnology
   Bull
   Consumer Goods
   Consumer Services
   Europe 30
   Financials
   Health Care
   Industrials
   Internet
   Japan
   Large-Cap Growth
   Large-Cap Value
   Mid-Cap Growth
   Mid-Cap Value
   Oil & Gas
   OTC
   Pharmaceuticals
   Precious Metals
   Real Estate
   Rising Rates Opportunity
   Semiconductor
   Short Mid-Cap
   Short OTC
   Short Small-Cap
   Small-Cap Growth
   Small-Cap Value
   Technology
   Telecommunications
   U.S. Government Plus
   UltraBull
   UltraMid-Cap
   UltraOTC
   UltraSmall-Cap
   Utilities

 The Prudential Series Fund

   SP International Growth


 Wells Fargo Variable Trust
   Wells Fargo Advantage VT Equity Income

                                   CONTENTS


INTRODUCTION.........................................................................  1

 WHY WOULD I CHOOSE TO PURCHASE ONE OF THE ANNUITIES?................................  1
 WHAT ARE SOME OF THE KEY FEATURES OF THE ANNUITIES?.................................  1
 HOW DO I PURCHASE ONE OF THE ANNUITIES?.............................................  2

GLOSSARY OF TERMS....................................................................  3

SUMMARY OF CONTRACT FEES AND CHARGES.................................................  5

EXPENSE EXAMPLES..................................................................... 13

INVESTMENT OPTIONS................................................................... 15

 WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES OF THE PORTFOLIO?................... 15
 WHAT ARE THE FIXED ALLOCATIONS?..................................................... 33

FEES AND CHARGES..................................................................... 34

 WHAT ARE THE CONTRACT FEES AND CHARGES?............................................. 34
 WHAT CHARGES APPLY TO THE FIXED ALLOCATIONS?........................................ 36
 WHAT CHARGES APPLY IF I CHOOSE AN ANNUITY PAYMENT OPTION?........................... 36
 EXCEPTIONS/REDUCTIONS TO FEES AND CHARGES........................................... 36

PURCHASING YOUR ANNUITY.............................................................. 37

 WHAT ARE OUR REQUIREMENTS FOR PURCHASING ONE OF THE ANNUITIES?...................... 37

MANAGING YOUR ANNUITY................................................................ 38

 MAY I CHANGE THE OWNER, ANNUITANT AND BENEFICIARY DESIGNATIONS?..................... 38
 MAY I RETURN MY ANNUITY IF I CHANGE MY MIND?........................................ 38
 MAY I MAKE ADDITIONAL PURCHASE PAYMENTS?............................................ 39
 MAY I MAKE SCHEDULED PAYMENTS DIRECTLY FROM MY BANK ACCOUNT?........................ 39
 MAY I MAKE PURCHASE PAYMENTS THROUGH A SALARY REDUCTION PROGRAM?.................... 39

MANAGING YOUR ACCOUNT VALUE.......................................................... 40

 HOW AND WHEN ARE PURCHASE PAYMENTS INVESTED?........................................ 40
 HOW DO I RECEIVE A LOYALTY CREDIT UNDER THE ASAP III AND APEX II ANNUITIES?......... 40
 HOW ARE LOYALTY CREDITS APPLIED TO MY ACCOUNT VALUE UNDER THE ASAP III AND APEX II
   ANNUITIES?........................................................................ 40
 HOW DO I RECEIVE CREDITS UNDER THE XT6 ANNUITY?..................................... 41
 HOW ARE CREDITS APPLIED TO ACCOUNT VALUE UNDER THE XT6 ANNUITY?..................... 41
 ARE THERE RESTRICTIONS OR CHARGES ON TRANSFERS BETWEEN INVESTMENT OPTIONS?.......... 42
 DO YOU OFFER DOLLAR COST AVERAGING?................................................. 44
 DO YOU OFFER ANY AUTOMATIC REBALANCING PROGRAMS?.................................... 44
 ARE ANY ASSET ALLOCATION PROGRAMS AVAILABLE?........................................ 45
 DO YOU OFFER PROGRAMS DESIGNED TO GUARANTEE A "RETURN OF PREMIUM" AT A FUTURE DATE?. 45
 MAY I GIVE MY FINANCIAL PROFESSIONAL PERMISSION TO FORWARD TRANSACTION INSTRUCTIONS? 46
 MAY I AUTHORIZE MY THIRD PARTY INVESTMENT ADVISOR TO MANAGE MY ACCOUNT?............. 46
 HOW DO THE FIXED ALLOCATIONS WORK?.................................................. 47
 HOW DO YOU DETERMINE RATES FOR FIXED ALLOCATIONS?................................... 47
 HOW DOES THE MARKET VALUE ADJUSTMENT WORK?.......................................... 47
 WHAT HAPPENS WHEN MY GUARANTEE PERIOD MATURES?...................................... 49

ACCESS TO ACCOUNT VALUE.............................................................. 50

 WHAT TYPES OF DISTRIBUTIONS ARE AVAILABLE TO ME?.................................... 50
 ARE THERE TAX IMPLICATIONS FOR DISTRIBUTIONS?....................................... 50
 CAN I WITHDRAW A PORTION OF MY ANNUITY?............................................. 50
 HOW MUCH CAN I WITHDRAW AS A FREE WITHDRAWAL?....................................... 50
 CAN I MAKE PERIODIC WITHDRAWALS FROM MY ANNUITY DURING THE ACCUMULATION PERIOD?..... 51
 DO YOU OFFER A PROGRAM FOR WITHDRAWALS UNDER SECTIONS 72(t) OF THE INTERNAL REVENUE
   CODE?............................................................................. 51
 WHAT ARE REQUIRED MINIMUM DISTRIBUTIONS AND WHEN WOULD I NEED TO MAKE THEM?......... 51
 CAN I SURRENDER MY ANNUITY FOR ITS VALUE?........................................... 51
 WHAT IS A MEDICALLY-RELATED SURRENDER AND HOW DO I QUALIFY?......................... 52



                                      (i)

 WHAT TYPES OF ANNUITY OPTIONS ARE AVAILABLE?.........................................  52
 HOW AND WHEN DO I CHOOSE THE ANNUITY PAYMENT OPTION?.................................  53
 HOW ARE ANNUITY PAYMENTS CALCULATED?.................................................  54

LIVING BENEFIT PROGRAMS...............................................................  55

 DO YOU OFFER PROGRAMS DESIGNED TO PROVIDE INVESTMENT PROTECTION FOR OWNERS WHILE THEY
   ARE ALIVE?.........................................................................  55
 GUARANTEED RETURN OPTION PLUS/SM/ (GRO PLUS/SM/).....................................  55
 GUARANTEED RETURN OPTION (GRO).......................................................  59
 GUARANTEED MINIMUM WITHDRAWAL BENEFIT (GMWB).........................................  62
 GUARANTEED MINIMUM INCOME BENEFIT (GMIB).............................................  65
 LIFETIME FIVE/SM/ INCOME BENEFIT (LIFETIME FIVE).....................................  69
 SPOUSAL LIFETIME FIVE INCOME BENEFIT (SPOUSAL LIFETIME FIVE).........................  74
 HIGHEST DAILY LIFETIME FIVE/SM/ INCOME BENEFIT (HIGHEST DAILY LIFETIME FIVE).........  78

DEATH BENEFIT.........................................................................  85

 WHAT TRIGGERS THE PAYMENT OF A DEATH BENEFIT?........................................  85
 BASIC DEATH BENEFIT..................................................................  85
 OPTIONAL DEATH BENEFITS..............................................................  85
 AMERICAN SKANDIA'S ANNUITY REWARDS...................................................  90
 PAYMENT OF DEATH BENEFITS............................................................  90

VALUING YOUR INVESTMENT...............................................................  93

 HOW IS MY ACCOUNT VALUE DETERMINED?..................................................  93
 WHAT IS THE SURRENDER VALUE OF MY ANNUITY?...........................................  93
 HOW AND WHEN DO YOU VALUE THE SUB-ACCOUNTS?..........................................  93
 HOW DO YOU VALUE FIXED ALLOCATIONS?..................................................  93
 WHEN DO YOU PROCESS AND VALUE TRANSACTIONS?..........................................  93
 WHAT HAPPENS TO MY UNITS WHEN THERE IS A CHANGE IN DAILY ASSET-BASED CHARGES?........  94

TAX CONSIDERATIONS....................................................................  95

GENERAL INFORMATION................................................................... 103

 HOW WILL I RECEIVE STATEMENTS AND REPORTS?........................................... 103
 WHO IS AMERICAN SKANDIA?............................................................. 103
 WHAT ARE SEPARATE ACCOUNTS?.......................................................... 103
 WHAT IS THE LEGAL STRUCTURE OF THE UNDERLYING FUNDS?................................. 104
 WHO DISTRIBUTES ANNUITIES OFFERED BY AMERICAN SKANDIA?............................... 105
 INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE...................................... 106
 FINANCIAL STATEMENTS................................................................. 107
 HOW TO CONTACT US.................................................................... 107
 INDEMNIFICATION...................................................................... 107
 LEGAL PROCEEDINGS.................................................................... 107
 CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION.................................. 108

APPENDIX A - CONDENSED FINANCIAL INFORMATION ABOUT SEPARATE ACCOUNT B................. A-1

APPENDIX B - CALCULATION OF OPTIONAL DEATH BENEFITS................................... B-1

APPENDIX C - PLUS40/TM/ OPTIONAL LIFE INSURANCE RIDER................................. C-1

APPENDIX D - ADDITIONAL INFORMATION ON ASSET ALLOCATION PROGRAMS...................... D-1

APPENDIX E - DESCRIPTION AND CALCULATION OF PREVIOUSLY OFFERED OPTIONAL
  DEATH BENEFITS...................................................................... E-1

APPENDIX F - SELECTING THE VARIABLE ANNUITY THAT'S RIGHT FOR YOU...................... F-1

APPENDIX G - ASSET TRANSFER FORMULA UNDER HIGHEST DAILY LIFETIME FIVE INCOME BENEFIT.. G-1

APPENDIX H - ANNUITIES APPROVED FOR SALE BY THE NEW YORK STATE INSURANCE DEPARTMENT... H-1


                                     (ii)

                                 INTRODUCTION

 WHY WOULD I CHOOSE TO PURCHASE ONE OF THE ANNUITIES?

 The Annuities are frequently used for retirement planning because they allow you to accumulate retirement savings and also offer annuity payment options when you are ready to begin receiving income. Each Annuity also offers a choice of different optional benefits, for an additional charge, that can provide principal protection or guaranteed minimum income protection for Owners while they are alive and one or more Death Benefits that can protect your retirement savings if you die during a period of declining markets. Each Annuity may be used as an investment vehicle for "qualified" investments, including an IRA, SEP-IRA, Roth IRA, Section 401(a) plans (defined benefit plans and defined contribution plans such as 401(k), profit sharing and money purchase plans) or Tax Sheltered annuities (or 403(b)). Each Annuity may also be used as an investment vehicle for "non-qualified" investments. Each Annuity allows you to invest your money in a number of Sub-accounts as well as in one or more Fixed Allocations. This Prospectus describes four different Annuities including features that these Annuities have in common as well as differences. For a summary of each Annuity's features, please refer to Appendix F entitled, "Selecting the Variable Annuity That's Right for You."


 When an Annuity is purchased as a "non-qualified" investment, you generally are not taxed on any investment gains the Annuity earns until you make a withdrawal or begin to receive annuity payments. This feature, referred to as "tax-deferral", can be beneficial to the growth of your Account Value because money that would otherwise be needed to pay taxes on investment gains each year remains invested and can earn additional money. However, because the Annuity is designed for long-term retirement savings, a 10% penalty tax may be applied on withdrawals you make before you reach age 59 1/2. Annuities purchased as a non-qualified investment are not subject to the maximum contribution limits that may apply to a qualified investment, and are not subject to required minimum distributions after age 70 1/2.

 When an Annuity is purchased as a "qualified" investment, you should consider that the Annuity does not provide any tax advantages in addition to the preferential treatment already available through your retirement plan under the Internal Revenue Code. In other words, you need not invest in an Annuity to gain the preferential tax treatment provided by your retirement plan. An Annuity, however, may offer features and benefits in addition to providing tax deferral that other investment vehicles may not offer, including Death Benefit protection for your beneficiaries, lifetime income options and the ability to make transfers between numerous variable investment options offered under the Annuity. You should consult with your Financial Professional as to whether the overall benefits and costs of the Annuity are appropriate considering your overall financial plan.

 WHAT ARE SOME OF THE KEY FEATURES OF THE ANNUITIES?

..    Each Annuity is a "flexible premium deferred annuity." It is called
     "flexible premium" because you have considerable flexibility in the timing and amount of Purchase Payments. Generally, investors "defer" receiving annuity payments until after an accumulation period.

..    Each Annuity offers both Sub-accounts and Fixed Allocations. If you allocate your Account Value to Sub-accounts, the value of your Annuity will vary daily to reflect the investment performance of the underlying investment options. Fixed Allocations of different durations are offered that are guaranteed by us, but may have a Market Value Adjustment if you withdraw or transfer your Account Value before the Maturity Date.

..    Each Annuity features two distinct periods - the accumulation period and the payout period. During the accumulation period your Account Value is allocated to one or more investment options.


..    During the payout period, commonly called "annuitization," you can elect to receive annuity payments (1) for life; (2) for life with a guaranteed minimum number of payments; (3) based on joint lives; or (4) for a guaranteed number of payments. We currently make annuity payments available on a fixed basis only.


..    Each Annuity offers optional income benefits, for an additional charge, that can provide principal protection or guaranteed minimum income protection for Owners while they are alive.

..    Each Annuity offers a basic Death Benefit. It also offers optional Death
     Benefits that provide an enhanced level of protection for your beneficiary(ies) for an additional charge.

..    You are allowed to withdraw a limited amount of money from each Annuity on an annual basis without any charges, although any optional guaranteed benefit you elect may be reduced. Other product features allow you to access your Account Value as necessary, although a charge may apply.

..    Transfers between investment options are tax-free. Currently, you may make twenty transfers each year free of charge. We also offer several programs that enable you to manage your Account Value as your financial needs and investment performance change.

 With respect to XT6 only:
  . If you purchase this Annuity, we apply an additional amount (referred to as an XTra Credit/SM/, Purchase Credit or Credit) to your Account Value with each Purchase Payment you make, including your initial Purchase Payment and any additional Purchase Payments during the first six Annuity Years.

  . Please note that during the first 10 years, the total asset-based charges on the XT6 Annuity are higher than many of our other annuities. In addition, the Contingent Deferred Sales Charge (CDSC) on the XT6 Annuity is higher and is deducted for a longer period of time as compared to our other annuities. The XTra Credit/SM/ amount is included in your Account Value. However, American Skandia may take back all XTra Credit amounts if you return your Annuity under the "free-look" provision. In addition, American Skandia may take back XTra Credits associated with any Purchase Payment if (a) the XTra Credit was applied within twelve (12) months prior to the death of the Owner (or Annuitant if entity-owned) or (b) the XTra Credit was applied within 12 months prior to a request to surrender the Annuity under the medically-related surrender provision. If you qualify for the 6.5% Xtra Credit in the first year (for annuities issued on or after February 13, 2006), only 6% of that amount will be taken back upon death or medically-related surrender request, both as described above. However, we will take back the entire 6.5% if you "free look" your Annuity.

  . In these situations, your Account Value could be substantially reduced. The amount we take back will equal the XTra Credit, without adjustment up or down for investment performance. Therefore, any gain on the XTra Credit amount will not be taken back. But if there was a loss on the XTra Credit, the amount we take back will still equal the amount of the XTra Credit. Additional conditions and restrictions apply. We do not deduct a CDSC in any situation where we take back the XTra Credit amount.
  . If replacing an annuity, please consider all charges associated with that annuity. Credits applicable to bonus products should not be viewed as an offset of any surrender charge that applies to any annuity contract you currently own. For more information on all available annuities, please see Appendix F of this prospectus.

 With respect to APEX II only:

  . For annuities issued on or after June 20, 2005, this Annuity offers a Loyalty Credit which we add to your Account Value with respect to Purchase Payments that have been made during the first four Annuity Years less withdrawals through the fifth Annuity Anniversary, subject to our rules and state availability.


 With respect to ASAP III only:

  . For annuities issued on or after February 13, 2006, this Annuity offers a Loyalty Credit which we add to your Account Value with respect to Purchase Payments that have been made during the first four Annuity Years less withdrawals through the fifth Annuity Anniversary, subject to our rules and state availability.


 HOW DO I PURCHASE ONE OF THE ANNUITIES?

 We sell each Annuity through licensed, registered Financial Professionals. Unless we agree otherwise and subject to our rules, each Annuity has minimum initial Purchase Payments as follows: $1,000 for ASAP III, $10,000 for XT6 and APEX II, and $15,000 for ASL II. We may allow you to make a lower initial Purchase Payment provided you establish an electronic funds transfer under which Purchase Payments received in the first Annuity Year total at least the minimum initial Purchase Payment for the Annuity purchased. Unless we agree otherwise and subject to our rules, if the Annuity is owned by an individual or individuals, the oldest of those Owners must not be older than a maximum issue age as of the Issue Date of the Annuity as follows: age 80 for ASAP III, age 75 for XT6 and age 85 for APEX II. For ASL II, there is no maximum issue age, however the basic death benefit provides greater protection for Owners under age 85. If the Annuity is owned by an entity, the annuitant must not be older than the maximum issue age, as of the Issue Date of the Annuity unless we agree otherwise. The availability and level of protection of certain optional benefits may vary based on the age of the Owner or Annuitant on the Issue Date of the Annuity, the date the benefit is elected, or the date of the Owner's death.

                               GLOSSARY OF TERMS

 Many terms used within this Prospectus are described within the text where they appear. The description of those terms are not repeated in this Glossary of Terms.


 Account Value: The value of each allocation to a Sub-account (also referred to as a "variable investment option") or a Fixed Allocation prior to the Annuity Date, plus any earnings, and/or less any losses, distributions and charges. The Account Value is calculated before we assess any applicable Contingent Deferred Sales Charge ("CDSC" or "surrender charge") and/or, other than on an annuity anniversary, any fee that is deducted from the Annuity annually in arrears. The Account Value is determined separately for each Sub-account and for each Fixed Allocation, and then totaled to determine the Account Value for your entire Annuity. The Account Value of each Fixed Allocation on other than its Maturity Date may be calculated using a market value adjustment. With respect to XT6, the Account Value includes any Credits we applied to your Purchase Payments that we are entitled to take back under certain circumstances. With respect to ASAP III and APEX II, the Account Value includes any Loyalty Credit we apply. With respect to Annuities with a Highest Daily Lifetime Five Income Benefit election, Account Value includes the value of any allocation to the Benefit Fixed Rate Account.

 Annuitization: The application of Account Value (or Protected Income Value for the Guaranteed Minimum Income Benefit, if applicable) to one of the available annuity options for the Owner to begin receiving periodic payments for life (or joint lives), for a guaranteed minimum number of payments or for life with a guaranteed minimum number of payments.

 Annuity Date: The date you choose for annuity payments to commence. Unless we agree otherwise, for Annuities issued on or after November 20, 2006, the Annuity Date must be no later than the first day of the calendar month coinciding with or next following the later of: (a) the oldest Owner's or Annuitant's 95/th/ birthday, whichever occurs first, and (b) the fifth anniversary of the Issue Date.


 Annuity Year: A 12-month period commencing on the Issue Date of the Annuity and each successive 12-month period thereafter.


 Benefit Fixed Rate Account: An investment option offered as part of this Annuity that is used only if you have elected the optional Highest Daily Lifetime Five Income Benefit. Amounts allocated to the Benefit Fixed Rate Account earn a fixed rate of interest, and are held within our general account. You may not allocate Purchase Payments to the Benefit Fixed Rate Account. Rather, Account Value is transferred to the Benefit Fixed Rate Account only under the asset transfer feature of the Highest Daily Lifetime Five Income Benefit.


 Code: The Internal Revenue Code of 1986, as amended from time to time.


 Combination 5% Roll-Up and HAV Death Benefit: We offer an optional Death Benefit that, for an additional cost, provides an enhanced level of protection for your beneficiary(ies) by providing the greater of the Highest Anniversary Value Death Benefit and a 5% annual increase on Purchase Payments adjusted for withdrawals.

 Contingent Deferred Sales Charge (CDSC): This is a sales charge that may be deducted when you make a full or partial withdrawal under your Annuity. We refer to this as a "contingent" charge because it is imposed only if you make a withdrawal. The charge is a percentage of each applicable Purchase Payment that is being withdrawn. The period during which a particular percentage applies is measured from the Issue Date of the Annuity. The amount and duration of the CDSC varies among ASAP III, APEX II and XT6. There is no CDSC for ASL II. See "Summary of Contract Fees and Charges" for details on the CDSC for each Annuity.


 Enhanced Beneficiary Protection Death Benefit: We offer an Optional Death Benefit that, for an additional cost, provides an enhanced level of protection for your beneficiary(ies) by providing amounts in addition to the basic Death Benefit that can be used to offset federal and state taxes payable on any taxable gains in your Annuity at the time of your death.

 Fixed Allocation: An investment option that offers a fixed rate of interest for a specified Guarantee Period during the accumulation period.


 Free Look: Under state insurance laws, you have the right, during a limited period of time, to examine your Annuity and decide if you want to keep it or cancel it. This right is referred to as your "free look" right. The length of this time period depends on the law of your state, and may vary depending on whether your purchase is a replacement or not. Check your Annuity contract for more details about your free look right.

 Guaranteed Minimum Income Benefit (GMIB): We offer an optional benefit that, for an additional cost, after a seven-year waiting period, guarantees your ability to begin receiving income from your Annuity in the form of annuity payments based on your total Purchase Payments and an annual increase of 5% on such Purchase Payments adjusted for withdrawals (called the "Protected Income Value"), regardless of the impact of market performance on your Account Value.

 Guaranteed Minimum Withdrawal Benefit (GMWB): We offer an optional benefit that, for an additional cost, guarantees your ability to withdraw amounts over time equal to an initial principal value, regardless of the impact of market performance on your Account Value.


 Guarantee Period: A period of time during the accumulation period where we credit a fixed rate of interest on a Fixed Allocation.


 Guaranteed Return Option Plus/SM/ (GRO Plus/SM/)/Guaranteed Return Option:
 We offer an optional benefit that, for an additional cost, guarantees a "return of premium" at a future date, while allowing you to allocate all or a portion of your Account Value to certain Sub-accounts.

 Highest Anniversary Value Death Benefit ("HAV"): We offer an optional Death Benefit that, for an additional cost, provides an enhanced level of protection for your beneficiary(ies) by providing a death benefit equal to the greater of the basic Death Benefit and the Highest Anniversary Value, less proportional withdrawals.

 Highest Daily Lifetime Five Income Benefit: We offer an optional benefit that, for an additional cost, guarantees your ability to withdraw an annual amount equal to a percentage of a principal value called the Total Protected Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of market performance on your Account Value.

 Highest Daily Value Death Benefit ("HDV"): We offer an optional Death Benefit that, for an additional cost, provides an enhanced level of protection for your beneficiary(ies) by providing a death benefit equal to the greater of the basic Death Benefit and the Highest Daily Value, less proportional withdrawals.


 Interim Value: The value of a Fixed Allocation on any date other than the Maturity Date. The Interim Value is equal to the initial value allocated to the Fixed Allocation plus all interest credited to the Fixed Allocation as of the date calculated, less any transfers or withdrawals from the Fixed Allocation.

 Issue Date: The effective date of your Annuity.


 Lifetime Five Income Benefit: We offer an optional benefit that, for an additional cost, guarantees your ability to withdraw an annual amount equal to a percentage of an initial principal value called the Protected Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of market performance on your Account Value.


 MVA: A market value adjustment used in the determination of Account Value of each Fixed Allocation on any day more than 30 days prior to the Maturity Date of such Fixed Allocation.

 Owner: With an Annuity issued as an individual annuity contract, the Owner is either an eligible entity or person named as having ownership rights in relation to the Annuity. With an Annuity issued as a certificate under a group annuity contract, the "Owner" refers to the person or entity who has the rights and benefits designated as to the "Participant" in the certificate.


 Spousal Lifetime Five Income Benefit: We offer an optional benefit that, for an additional cost, guarantees until the later death of two Designated Lives (as defined in this Prospectus) the ability to withdraw an annual amount equal to a percentage of an initial principal value called the Protected Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of market performance on your Account Value.


 Sub-Account: We issue your Annuity through our separate account. See "What is the Separate Account?" under the General Information section. The separate account invests in underlying mutual fund portfolios. From an accounting perspective, we divide the separate account into a number of sections, each of which corresponds to a particular underlying mutual fund portfolio. We refer to each such section of our separate account as a "Sub-account".

 Surrender Value: The value of your Annuity available upon surrender prior to the Annuity Date. It equals the Account Value as of the date we price the surrender minus any applicable CDSC, Annual Maintenance Fee, Tax Charge and the charge for any optional benefits and any additional amounts we applied to your Purchase Payments that we may be entitled to recover under certain circumstances. The surrender value may be calculated using a MVA with respect to amounts in any Fixed Allocation. No CDSC applies to the ASL II Annuity.

 Unit: A measure used to calculate your Account Value in a Sub-account during the accumulation period.

 Valuation Day: Every day the New York Stock Exchange is open for trading or any other day the Securities and Exchange Commission requires mutual funds or unit investment trusts to be valued.

                      SUMMARY OF CONTRACT FEES AND CHARGES


 Below is a summary of the fees and charges for the Annuities. Some fees and charges are assessed against each Annuity while others are assessed against assets allocated to the Sub-accounts. The fees and charges that are assessed against an Annuity include any applicable Contingent Deferred Sales Charge, Transfer Fee, Tax Charge and Annual Maintenance Fee. The charges that are assessed against the Sub-accounts are the Mortality and Expense Risk charge, the charge for Administration of the Annuity, any applicable Distribution Charge and the charge for certain optional benefits you elect, other than the Guaranteed Minimum Income Benefit, which is assessed against the Protected Income Value. Each underlying mutual fund portfolio assesses a fee for investment management, other expenses and, with some mutual funds, a 12b-1 fee. The prospectus for each underlying mutual fund provides more detailed information about the expenses for the underlying mutual funds.

 The following tables provide a summary of the fees and charges you will pay if you surrender your Annuity or transfer Account Value among investment options. These fees and charges are described in more detail within this Prospectus.

 CONTINGENT DEFERRED SALES CHARGES FOR EACH ANNUITY/ 1/
                                    ASAP III



             Yr. 1 Yr. 2 Yr. 3 Yr. 4 Yr. 5 Yr. 6 Yr. 7 Yr. 8 Yr. 9+
             ------------------------------------------------------
             7.5%  7.0%  6.5%  6.0%  5.0%  4.0%  3.0%  2.0%   0.0%
             ------------------------------------------------------



                                    APEX II



                         Yr. 1 Yr. 2 Yr. 3 Yr. 4 Yr. 5+
                         ------------------------------
                         8.5%  8.0%  7.0%  6.0%   0.0%
                         ------------------------------



                                      XT6
 For Annuities issued prior to November 20, 2006, the following schedule applies:



      Yr. 1 Yr. 2 Yr. 3 Yr. 4 Yr. 5 Yr. 6 Yr. 7 Yr. 8 Yr. 9 Yr. 10 Yr. 11+
      --------------------------------------------------------------------
      9.0%  9.0%  8.5%  8.0%  7.0%  6.0%  5.0%  4.0%  3.0%   2.0%   0.0%
      --------------------------------------------------------------------



 For Annuities issued on or after November 20, 2006 (subject to state availability), the following schedule applies/ 2/:



      Yr. 1 Yr. 2 Yr. 3 Yr. 4 Yr. 5 Yr. 6 Yr. 7 Yr. 8 Yr. 9 Yr. 10 Yr. 11+
      --------------------------------------------------------------------
      9.0%  9.0%  8.0%  7.0%  6.0%  5.0%  4.0%  3.0%  2.0%   1.0%   0.0%
      --------------------------------------------------------------------



                                     ASL II
                       There is no CDSC for this Annuity

 1 The Contingent Deferred Sales Charges are assessed upon surrender or withdrawal. The charge is a percentage of each applicable Purchase Payment deducted upon surrender or withdrawal. The period during which a particular percentage applies is measured from the Issue Date of the Annuity.
 2 In jurisdictions that have not yet approved this schedule, the schedule for Annuities issued prior to November 20, 2006 will apply.



----------------------------------------------------------------------------------------
                           OTHER TRANSACTION FEES AND CHARGES
                            (assessed against each Annuity)
----------------------------------------------------------------------------------------
   FEE/CHARGE        ASAP III           APEX II           ASL II              XT6
----------------------------------------------------------------------------------------
Transfer Fee/ 1/  $15.00 maximum    $15.00 maximum    $15.00 maximum    $15.00 maximum
                 currently, $10.00 currently, $10.00 currently, $10.00 currently, $10.00
----------------------------------------------------------------------------------------
Tax Charge/ 2/      0% to 3.5%        0% to 3.5%        0% to 3.5%        0% to 3.5%
----------------------------------------------------------------------------------------



 1 Currently, we deduct the fee after the 20/th/ transfer each Annuity Year. We guarantee that the number of charge free transfers per Annuity Year will never be less than 8.
 2  This charge is deducted generally at the time you annuitize your Annuity.

 The following table provides a summary of the periodic fees and charges you will pay while you own your Annuity, excluding the underlying mutual fund Portfolio annual expenses. These fees and charges are described in more detail within this Prospectus.


--------------------------------------------------------------------------------------------
         PERIODIC FEES AND CHARGES
      (assessed against each Annuity)
--------------------------------------------------------------------------------------------
     FEE/CHARGE              ASAP III             APEX II             ASL II          XT6
Annual                                                                              Lesser
Maintenance             Lesser of $35 or 2% Lesser of $35 or 2% Lesser of $35 or 2% of $35
Fee/ 1/                         of                  of                  of           or 2%
                              Account             Account             Account         of
                              Value/              Value/              Value/        Account
                                2/                  2/                  2/           Value
                        --------------------------------------------------------------------

  Beneficiary                 Lesser              Lesser              Lesser        Lesser
  Continuation Option         of $30              of $30              of $30        of $30
  Only                         or 2%               or 2%               or 2%         or 2%


 ------------------------------------------------------------------------------
 ANNUAL
 FEES/CHARGES
 OF THE
 SUB-ACCOUNTS/
 3/
 (assessed
 as a
 percentage
 of the
 daily net
 assets of
 the
 Sub-accounts)
 ------------------------------------------------------------------------------
   FEE/CHARGE
                     0.50%           1.50%           1.50%           0.50%
 Mortality &
 Expense
 Risk
 Charge/
 4/
 ------------------------------------------------------------------------------
                     0.15%           0.15%           0.15%           0.15%
 Administration
 Charge/ 4/
 ------------------------------------------------------------------------------
                                      N/A             N/A
 Distribution        0.60%                                           1.00%
 Charge/              in                                              in
 5/                 Annuity                                         Annuity
                     Years                                           Years
                      1-8                                            1-10
 ------------------------------------------------------------------------------

 Settlement          1.40%           1.40%           1.40%            1.
 Service         (qualified);    (qualified);    (qualified);         40%
 Charge/             1.00%           1.00%           1.00%       (qualified);
 6/             (non-qualified) (non-qualified) (non-qualified)      1.00%
                                                                (non-qualified)
 ------------------------------------------------------------------------------
                                     1.65%           1.65%
 Total               1.25%                                           1.65%
 Annual               in                                              in
 Charges            Annuity                                         Annuity
 of                  Years                                           Years
 the              1-8; 0.65%                                      1-10; 0.65%
 Sub-accounts         in                                              in
                    Annuity                                         Annuity
 (excluding          Years                                           Years
 settlement            9                                              11
 service              and                                             and
 charge)             later                                           later
 ------------------------------------------------------------------------------



 1 Assessed annually on the Annuity's anniversary date or upon surrender. For beneficiaries who elect the non-qualified Beneficiary Continuation Option, the fee is only applicable if Account Value is less than $25,000.
 2  Only applicable if Account Value is less than $100,000.
 3  These charges are deducted daily and apply to the Sub-accounts only.
 4 The combination of the Mortality and Expense Risk Charge and Administration Charge is referred to as the "Insurance Charge" elsewhere in this Prospectus.
 5 The Distribution Charge is 0.00% in Annuity Years 9+ for ASAP III and in Annuity Years 11+ for XT6.
 6 The Mortality & Expense Risk Charge, the Administration Charge and the Distribution Charge (if applicable) do not apply if you are a beneficiary under the Beneficiary Continuation Option. The Settlement Service Charge applies only if your beneficiary elects the Beneficiary Continuation Option. The 1.00% and 1.40% charges set forth above are annual charges that are assessed against the Account Value in the Sub-accounts.

 The following table sets forth the charge for each optional benefit under the Annuity. These fees would be in addition to the periodic fees and transaction fees set forth in the tables above.


-----------------------------------------------------------------------------------------------------------------
                                     YOUR OPTIONAL BENEFIT FEES AND CHARGES
-----------------------------------------------------------------------------------------------------------------
          OPTIONAL BENEFIT                 OPTIONAL           TOTAL          TOTAL      TOTAL         TOTAL
                                         BENEFIT FEE/         ANNUAL        ANNUAL      ANNUAL       ANNUAL
                                            CHARGE          CHARGE/ 1/    CHARGE/ 1/  CHARGE/ 1/    CHARGE/ 1/
                                                           for ASAP III   for APEX II for ASL II     for XT6
-----------------------------------------------------------------------------------------------------------------

GUARANTEED RETURN OPTION Plus/SM/      0.75% maximum/ 2/ 1.50% in Annuity   1.90%       1.90%    1.90% in Annuity
(GRO Plus/SM/ )/GUARANTEED RETURN        0.25% current      Years 1-8;                             Years 1-10;
OPTION                                      charge           0.90% in                            0.90% in Annuity
                                                         Annuity Years 9                           Years 11 and
                                                            and later                                 later
-----------------------------------------------------------------------------------------------------------------

GUARANTEED MINIMUM WITHDRAWAL BENEFIT  1.00% maximum/ 2/ 1.60% in Annuity   2.00%       2.00%    2.00% in Annuity
(GMWB)                                   0.35% current      Years 1-8;                             Years 1-10;
                                            charge           1.00% in                            1.00% in Annuity
                                                         Annuity Years 9                           Years 11 and
                                                            and later                                 later
-----------------------------------------------------------------------------------------------------------------

GUARANTEED MINIMUM INCOME BENEFIT      1.00% maximum/ 2/ 1.25% in Annuity 1.65% PLUS    1.65%    1.65% in Annuity
(GMIB)                                   0.50% current      Years 1-8;     0.50% of     PLUS       Years 1-10;
                                            charge           0.65% in        GMIB     0.50% of   0.65% in Annuity
                                                         Annuity Years 9  Protected     GMIB       Years 11 and
                                                          and later PLUS    Income    Protected     later PLUS
                                                          0.50% of GMIB     Value      Income     0.50% of GMIB
                                                         Protected Income               Value    Protected Income
                                                              Value                                   Value
-----------------------------------------------------------------------------------------------------------------

LIFETIME FIVE/SM/ INCOME BENEFIT       1.50% maximum/ 2/ 1.85% in Annuity   2.25%       2.25%    2.25% in Annuity
                                         0.60% current      Years 1-8;                             Years 1-10;
                                            charge           1.25% in                            1.25% in Annuity
                                                         Annuity Years 9                           Years 11 and
                                                            and later                                 later
-----------------------------------------------------------------------------------------------------------------

SPOUSAL LIFETIME FIVE INCOME BENEFIT   1.50% maximum/ 2  2.00% in Annuity   2.40%       2.40%    2.40% in Annuity
                                        /0.75% current      Years 1-8;                             Years 1-10;
                                            charge           1.40% in                            1.40% in Annuity
                                                         Annuity Years 9                           Years 11 and
                                                            and later                                 later
-----------------------------------------------------------------------------------------------------------------

HIGHEST DAILY LIFETIME FIVE INCOME     1.50% maximum/ 2  1.85% in Annuity   2.25%       2.25%    2.25% in Annuity
BENEFIT                                 /0.60% current      Years 1-8;                             Years 1-10;
                                            charge           1.25% in                            1.25% in Annuity
                                                         Annuity Years 9                           Years 11 and
                                                            and later                                 later
-----------------------------------------------------------------------------------------------------------------

ENHANCED BENEFICIARY PROTECTION DEATH        0.25%       1.50% in Annuity   1.90%       1.90%    1.90% in Annuity
BENEFIT                                                     Years 1-8;                             Years 1-10;
                                                             0.90% in                            0.90% in Annuity
                                                         Annuity Years 9                           Years 11 and
                                                            and later                                 later
-----------------------------------------------------------------------------------------------------------------

HIGHEST ANNIVERSARY VALUE DEATH              0.25%       1.50% in Annuity   1.90%       1.90%    1.90% in Annuity
BENEFIT ("HAV")                                             Years 1-8;                             Years 1-10;
                                                             0.90% in                            0.90% in Annuity
                                                         Annuity Years 9                           Years 11 and
                                                            and later                                 later
-----------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
                              YOUR OPTIONAL BENEFIT FEES AND CHARGES
---------------------------------------------------------------------------------------------------
          OPTIONAL BENEFIT               OPTIONAL      TOTAL        TOTAL      TOTAL       TOTAL
                                       BENEFIT FEE/    ANNUAL      ANNUAL      ANNUAL     ANNUAL
                                          CHARGE     CHARGE/ 1/  CHARGE/ 1/  CHARGE/ 1/ CHARGE/ 1/
                                                    for ASAP III for APEX II for ASL II   for XT6
---------------------------------------------------------------------------------------------------

COMBINATION 5% ROLL-UP AND HAV DEATH      0.50%      1.75% in       2.15%      2.15%     2.15% in
BENEFIT                                               Annuity                             Annuity
                                                    Years 1-8;                          Years 1-10;
                                                     1.15% in                            1.15% in
                                                      Annuity                             Annuity
                                                    Years 9 and                          Years 11
                                                       later                             and later
---------------------------------------------------------------------------------------------------

HIGHEST DAILY VALUE DEATH BENEFIT         0.50%      1.75% in       2.15%      2.15%     2.15% in
("HDV")                                               Annuity                             Annuity
                                                    Years 1-8;                          Years 1-10;
                                                     1.15% in                            1.15% in
                                                      Annuity                             Annuity
                                                    Years 9 and                          Years 11
                                                       later                             and later
---------------------------------------------------------------------------------------------------
Please refer to the section of this Prospectus that describes each optional benefit for a complete description of the benefit, including any restrictions or limitations that may apply.
---------------------------------------------------------------------------------------------------



 1 The Total Annual Charge includes the Insurance Charge and Distribution Charge (if applicable) assessed against the average daily net assets allocated to the Sub-accounts. If you elect more than one optional benefit, the Total Annual Charge would be increased to include the charge for each optional benefit. With respect to GMIB only, the 0.50% current charge is assessed against the average GMIB Protected Income Value, and not against the value of the Sub-accounts. These optional benefits are not available under the Beneficiary Continuation Option.
 2 We have the right to increase the charge for each benefit up to the indicated maximum charge upon a step-up or for a new election of the benefit, or upon a reset of the benefit, if permitted. However, we have no present intention of increasing the charge to that maximum level.

 The following table provides the range (minimum and maximum) of the total annual expenses for the underlying mutual funds ("Portfolios") as of December 31, 2006. Each figure is stated as a percentage of the underlying Portfolio's average daily net assets.



-----------------------------------------------------------------------------------------------------------------------
                                     TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES
-----------------------------------------------------------------------------------------------------------------------
                                                       MINIMUM                                 MAXIMUM
-----------------------------------------------------------------------------------------------------------------------
Total Portfolio Operating Expense                       0.61%                                   2.16%
-----------------------------------------------------------------------------------------------------------------------



 The following are the total annual expenses for each underlying mutual fund ("Portfolio") as of December 31, 2006, except as noted. The "Total Annual Portfolio Operating Expenses" reflect the combination of the underlying Portfolio's investment management fee, other expenses and any 12b-1 fees. Each figure is stated as a percentage of the underlying Portfolio's average daily net assets. There is no guarantee that actual expenses will be the same as those shown in the table. For certain of the underlying Portfolios, a portion of the management fee has been waived and/or other expenses have been partially reimbursed. The existence of any such fee waivers and/or reimbursements have been reflected in the footnotes. The following expenses are deducted by the underlying Portfolio before it provides American Skandia with the daily net asset value. The underlying Portfolio information was provided by the underlying mutual funds and has not been independently verified by us. See the prospectuses or statements of additional information of the underlying Portfolios for further details. The current prospectus and statement of additional information for the underlying Portfolios can be obtained by calling 1-800-752-6342.

--------------------------------------------------------------------------------------------------------------
                              UNDERLYING MUTUAL FUND PORTFOLIO ANNUAL EXPENSES
                  (as a percentage of the average net assets of the underlying Portfolios)
--------------------------------------------------------------------------------------------------------------
                                                                 For the year ended December 31, 2006
                                                         -----------------------------------------------------
                  UNDERLYING PORTFOLIO                                                                 Total
                                                                                           Acquired   Annual
                                                                                           Portfolio Portfolio
                                                         Management    Other                Fees &   Operating
                                                            Fee     Expenses/ 1/ 12b-1 Fee Expenses  Expenses
--------------------------------------------------------------------------------------------------------------
Advanced Series Trust/ 3/
 AST Advanced Strategies                                   0.85%       0.24%       0.00%     0.00%     1.09%
 AST Aggressive Asset Allocation /2/                       0.15%       0.05%       0.00%     0.99%     1.19%
 AST AllianceBernstein Core Value                          0.75%       0.14%       0.00%     0.00%     0.89%
 AST AllianceBernstein Growth & Income                     0.75%       0.11%       0.00%     0.00%     0.86%
 AST AllianceBernstein Managed Index 500                   0.60%       0.14%       0.00%     0.00%     0.74%
 AST American Century Income & Growth                      0.75%       0.15%       0.00%     0.00%     0.90%
 AST American Century Strategic Allocation /4/             0.85%       0.21%       0.00%     0.00%     1.06%
 AST Balanced Asset Allocation /2/                         0.15%       0.02%       0.00%     0.90%     1.07%
 AST Capital Growth Asset Allocation /2/                   0.15%       0.02%       0.00%     0.95%     1.12%
 AST Cohen & Steers Realty                                 1.00%       0.13%       0.00%     0.00%     1.13%
 AST Conservative Asset Allocation /2/                     0.15%       0.04%       0.00%     0.89%     1.08%
 AST DeAM Large-Cap Value                                  0.85%       0.15%       0.00%     0.00%     1.00%
 AST DeAM Small-Cap Value                                  0.95%       0.23%       0.00%     0.00%     1.18%
 AST Federated Aggressive Growth                           0.95%       0.14%       0.00%     0.00%     1.09%
 AST First Trust Balanced Target                           0.85%       0.21%       0.00%     0.00%     1.06%
 AST First Trust Capital Appreciation Target               0.85%       0.19%       0.00%     0.00%     1.04%
 AST Goldman Sachs Concentrated Growth                     0.90%       0.13%       0.00%     0.00%     1.03%
 AST Goldman Sachs Mid-Cap Growth                          1.00%       0.15%       0.00%     0.00%     1.15%
 AST Goldman Sachs Small-Cap Value                         0.95%       0.18%       0.00%     0.00%     1.13%
 AST High Yield /5/                                        0.75%       0.15%       0.00%     0.00%     0.90%
 AST International Growth /6/                              1.00%       0.15%       0.00%     0.00%     1.15%
 AST International Value/ 7/                               1.00%       0.13%       0.00%     0.00%     1.13%
 AST JPMorgan International Equity                         0.87%       0.16%       0.00%     0.00%     1.03%
 AST Large-Cap Value                                       0.75%       0.11%       0.00%     0.00%     0.86%
 AST Lord Abbett Bond-Debenture                            0.80%       0.14%       0.00%     0.00%     0.94%
 AST Marsico Capital Growth                                0.90%       0.11%       0.00%     0.00%     1.01%
 AST MFS Global Equity                                     1.00%       0.25%       0.00%     0.00%     1.25%
 AST MFS Growth                                            0.90%       0.13%       0.00%     0.00%     1.03%
 AST Mid-Cap Value                                         0.95%       0.21%       0.00%     0.00%     1.16%
 AST Money Market                                          0.50%       0.11%       0.00%     0.00%     0.61%
 AST Neuberger Berman Mid-Cap Growth                       0.90%       0.14%       0.00%     0.00%     1.04%
 AST Neuberger Berman Mid-Cap Value                        0.89%       0.11%       0.00%     0.00%     1.00%
 AST Neuberger Berman Small-Cap Growth /8/                 0.95%       0.16%       0.00%     0.00%     1.11%
 AST PIMCO Limited Maturity Bond                           0.65%       0.12%       0.00%     0.00%     0.77%
 AST PIMCO Total Return Bond                               0.65%       0.12%       0.00%     0.00%     0.77%
 AST Preservation Asset Allocation /2/                     0.15%       0.08%       0.00%     0.82%     1.05%
 AST Small-Cap Growth                                      0.90%       0.18%       0.00%     0.00%     1.08%
 AST Small-Cap Value/ 9/                                   0.90%       0.13%       0.00%     0.00%     1.03%
 AST T. Rowe Price Asset Allocation                        0.85%       0.14%       0.00%     0.00%     0.99%
 AST T. Rowe Price Global Bond                             0.80%       0.16%       0.00%     0.00%     0.96%
 AST T. Rowe Price Large-Cap Growth                        0.90%       0.11%       0.00%     0.00%     1.01%
 AST T. Rowe Price Natural Resources Portfolio             0.90%       0.13%       0.00%     0.00%     1.03%
 AST UBS Dynamic Alpha /10/                                1.00%       0.21%       0.00%     0.00%     1.21%
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
AIM Variable Insurance Funds /11/
 AIM V.I. Dynamics Fund - Series I shares/ 12/             0.75%       0.38%       0.00%     0.01%     1.14%
 AIM V.I. Financial Services Fund - Series I shares        0.75%       0.37%       0.00%     0.01%     1.13%
 AIM V.I. Global Health Care Fund - Series I shares/ 13/   0.75%       0.35%       0.00%     0.01%     1.11%
 AIM V.I. Technology Fund - Series I shares                0.75%       0.37%       0.00%     0.00%     1.12%

--------------------------------------------------------------------------------------------------
                        UNDERLYING MUTUAL FUND PORTFOLIO ANNUAL EXPENSES
            (as a percentage of the average net assets of the underlying Portfolios)
--------------------------------------------------------------------------------------------------
                                                   For the year ended December 31, 2006
                                          --------------------------------------------------------
          UNDERLYING PORTFOLIOS                                             Acquired  Total Annual
                                                                            Portfolio  Portfolio
                                          Management    Other                Fees &    Operating
                                             Fee     Expenses/ 1/ 12b-1 Fee Expenses    Expenses
--------------------------------------------------------------------------------------------------
Evergreen Variable Annuity Trust
 Growth                                     0.69%       0.19%       0.00%     0.01%      0.89%
 International Equity                       0.40%       0.28%       0.00%     0.00%      0.68%
 Omega                                      0.52%       0.18%       0.00%     0.01%      0.71%
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
First Defined Portfolio Fund, LLC /14,15/
 First Trust(R) 10 Uncommon Values          0.60%       0.94%       0.25%     0.00%      1.79%
 Global Dividend Target 15                  0.60%       0.62%       0.25%     0.00%      1.47%
 NASDAQ(R) Target 15                        0.60%       0.99%       0.25%     0.00%      1.84%
 S&P(R) Target 24                           0.60%       0.71%       0.25%     0.00%      1.56%
 Target Managed VIP                         0.60%       0.52%       0.25%     0.00%      1.37%
 The Dow Target Dividend                    0.60%       0.52%       0.25%     0.00%      1.37%
 The Dow/SM/ DART 10                        0.60%       0.62%       0.25%     0.00%      1.47%
 Value Line(R) Target 25                    0.60%       0.56%       0.25%     0.00%      1.41%
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
Gartmore Variable Insurance Trust /16/
 GVIT Developing Markets                    1.05%       0.35%       0.25%     0.00%      1.65%
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
ProFund VP /17/
 Access VP High Yield                       0.75%       0.94%       0.25%     0.00%      1.94%
 Asia 30                                    0.75%       0.66%       0.25%     0.00%      1.66%
 Banks                                      0.75%       0.77%       0.25%     0.00%      1.77%
 Basic Materials                            0.75%       0.73%       0.25%     0.00%      1.73%
 Bear                                       0.75%       0.69%       0.25%     0.00%      1.69%
 Biotechnology                              0.75%       0.77%       0.25%     0.00%      1.77%
 Bull                                       0.75%       0.67%       0.25%     0.00%      1.67%
 Consumer Goods                             0.75%       0.84%       0.25%     0.00%      1.84%
 Consumer Services                          0.75%       1.16%       0.25%     0.00%      2.16%
 Europe 30                                  0.75%       0.65%       0.25%     0.00%      1.65%
 Financials                                 0.75%       0.72%       0.25%     0.00%      1.72%
 Health Care                                0.75%       0.72%       0.25%     0.00%      1.72%
 Industrials                                0.75%       0.87%       0.25%     0.00%      1.87%
 Internet                                   0.75%       0.74%       0.25%     0.00%      1.74%
 Japan                                      0.75%       0.66%       0.25%     0.00%      1.66%
 Large-Cap Growth                           0.75%       0.71%       0.25%     0.00%      1.71%
 Large-Cap Value                            0.75%       0.70%       0.25%     0.00%      1.70%
 Mid-Cap Growth                             0.75%       0.71%       0.25%     0.00%      1.71%
 Mid-Cap Value                              0.75%       0.71%       0.25%     0.00%      1.71%
 Oil & Gas                                  0.75%       0.70%       0.25%     0.00%      1.70%
 OTC                                        0.75%       0.67%       0.25%     0.00%      1.67%
 Pharmaceuticals                            0.75%       0.72%       0.25%     0.00%      1.72%
 Precious Metals                            0.75%       0.68%       0.25%     0.00%      1.68%
 Real Estate                                0.75%       0.72%       0.25%     0.00%      1.72%
 Rising Rates Opportunity                   0.75%       0.61%       0.25%     0.00%      1.61%
 Semiconductor                              0.75%       0.81%       0.25%     0.00%      1.81%
 Short Mid-Cap                              0.75%       0.80%       0.25%     0.00%      1.80%
 Short OTC                                  0.75%       0.67%       0.25%     0.00%      1.67%
 Short Small-Cap                            0.75%       0.66%       0.25%     0.00%      1.66%
 Small-Cap Growth                           0.75%       0.71%       0.25%     0.00%      1.71%
 Small-Cap Value                            0.75%       0.74%       0.25%     0.00%      1.74%
 Technology                                 0.75%       0.74%       0.25%     0.00%      1.74%

-----------------------------------------------------------------------------------------------------
                          UNDERLYING MUTUAL FUND PORTFOLIO ANNUAL EXPENSES
              (as a percentage of the average net assets of the underlying Portfolios)
-----------------------------------------------------------------------------------------------------
                                                      For the year ended December 31, 2006
                                             --------------------------------------------------------
           UNDERLYING PORTFOLIOS                                               Acquired  Total Annual
                                                                               Portfolio  Portfolio
                                             Management    Other                Fees &    Operating
                                                Fee     Expenses /1/ 12b-1 Fee Expenses    Expenses
-----------------------------------------------------------------------------------------------------
ProFund VP/ 17/ continued
 Telecommunications                            0.75%       0.71%       0.25%     0.00%      1.71%
 U.S. Government Plus                          0.50%       0.62%       0.25%     0.00%      1.37%
 UltraBull                                     0.75%       0.72%       0.25%     0.00%      1.72%
 UltraMid-Cap                                  0.75%       0.70%       0.25%     0.00%      1.70%
 UltraOTC                                      0.75%       0.69%       0.25%     0.00%      1.69%
 UltraSmall-Cap                                0.75%       0.67%       0.25%     0.00%      1.67%
 Utilities                                     0.75%       0.71%       0.25%     0.00%      1.71%
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
The Prudential Series Fund
 SP International Growth                       0.85%       0.12%       0.00%     0.00%      0.97%
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
Wells Fargo Variable Trust /18/
 Wells Fargo Advantage VT Equity Income /19/   0.55%       0.24%       0.25%     0.00%      1.04%



 1. As noted above, shares of the Portfolios generally are purchased through variable insurance products. Many of the Portfolios and/or their investment advisers and/or distributors have entered into arrangements with us as the issuer of each Annuity under which they compensate us for providing ongoing services in lieu of the Trust providing such services. Amounts paid by a Portfolio under those arrangements are included under "Other Expenses." For more information see the prospectus for each underlying portfolio and, "Service Fees payable to American Skandia," later in this prospectus.
 2. The AST Aggressive Asset Allocation, the AST Balanced Asset Allocation, the AST Capital Growth Asset Allocation, the AST Conservative Asset Allocation and the AST Preservation Asset Allocation Portfolios (the "Dynamic Asset Allocation Portfolios") each invest in other investment companies (the Acquired Portfolios). For example, each Dynamic Asset Allocation Portfolio invests in shares of other Portfolios of the Advanced Series Trust, and some Portfolios invest in other funds, including the Dryden Core Investment Fund. Investors in a Portfolio indirectly bear the fees and expenses of the Acquired Portfolios. The expenses shown in the column "Acquired Portfolio Fees and Expenses" represent a weighted average of the expense ratios of the Acquired Portfolios in which each Dynamic Asset Allocation Portfolio invested during the year ended December 31, 2006. The Dynamic Asset Allocation Portfolios do not pay any transaction fees when they purchase or redeem shares of the Acquired Portfolios. Where "Acquired Portfolio Fees and Expenses" are less than 0.01%, such expenses are included in the column titled "Other Expenses." This may cause the Total Annual Portfolio Operating Expenses to differ from those set forth in the Financial Highlights tables in the prospectus for the Portfolios.
 3. The total actual operating expenses for certain of the Portfolios listed above for the year ended December 31, 2006 were less than the amounts shown in the table above, due to fee waivers, reimbursement of expenses, and expense offset arrangements ("Arrangements"). These Arrangements are voluntary and may be terminated at any time. In addition, the Arrangements may be modified periodically. For more information regarding the Arrangements, please see the prospectus and statement of additional information for the Portfolios.
 4. Prior to May 1, 2007 the Portfolio was named the "AST American Century Strategic Balanced Portfolio."
 5. Effective June 16, 2006, Goldman Sachs Asset Management L.P. no longer serves as a Co-Sub-advisor to the Portfolio.
 6. Effective November 13, 2006, Marsico Capital Management, LLC became a Sub-advisor of the Portfolio along with William Blair & Company, LLC. Prior to November 13, 2006, William Blair & Company, LLC served as the sole Sub-advisor of the Portfolio, then named the "AST William Blair International Growth Portfolio."
 7. Effective November 13, 2006, Thornburg Investment Management, Inc. became a Sub-advisor of the Portfolio along with LSV Asset Management. Prior to November 13, 2006, LSV Asset Management served as the sole Sub-advisor of the Portfolio, then named the "AST LSV International Value Portfolio."
 8. Effective May 1, 2007, Neuberger Berman Management, Inc. became Sub-advisor to the Portfolio. Prior to May 1, 2007, Deutsche Asset Management, Inc. served as Sub-advisor of the Portfolio, then named the "AST DeAM Small-Cap Growth Portfolio."


 9. Effective December 2006, Salomon Brothers Asset Management, Inc. one of the Co-Sub-advisors to the Portfolio changed its name to ClearBridge Advisors, LLC.
 10.Prior to May 1, 2007 the Portfolio was named the "AST Global Allocation
    Portfolio." Expenses shown are the annualized estimated operating expense for AST UBS Dynamic Alpha Portfolio effective May 1, 2007. Operating expenses for the AST Global Allocation Portfolio based upon the year ended December 31, 2006 would be as follows: Shareholder Fees (fees paid directly from your investment) - None; Management Fees - .10%; Distribution (12b-1) Fees - None; Other Expenses - .09%; Acquired Portfolio Fees & Expenses - .88%; Total Annual Portfolio Operating Expenses - 1.07%.
 11.The Fund's advisor has contractually agreed to waive advisory fees and/or reimburse expenses of Series I shares to the extent necessary to limit Total Annual Portfolio Operating Expenses (excluding certain items discussed below) of Series I shares to 1.30% of average daily net assets. The expense limitation agreement is in effect through April 30, 2008.
 12.Through April 30, 2008, the advisor has contractually agreed to waive a portion of its advisory fees to the extent necessary so that the advisory fees payable by the Fund does not exceed a specified maximum annual advisory fee rate, wherein the fee rate includes breakpoints and is based upon net asset levels. The Fund's maximum annual advisory fee rate ranges from 0.745% (for average net assets up to $250 million) to 0.64% (for average net assets over $10 billion).
 13.Through April 30, 2008, the advisor has contractually agreed to waive a portion of its advisory fees to the extent necessary so that the advisory fees payable by the Fund does not exceed a specified maximum annual advisory fee rate, wherein the fee rate includes breakpoints and is based upon net asset levels. The Fund's maximum annual advisory fee rate ranges from 0.75% (for average net assets up to $250 million) to 0.68% (for average net assets over $10 billion).

 14.The Funds' Board of Trustees reserves the right to suspend payments under the 12b-1 Plan at any time. On May 1, 2003, 12b-1 payments were suspended for all Funds except the First Trust 10 Uncommon Values Portfolio. Payments under the 12b-1 Plan resumed effective May 1, 2004 for the Target Managed VIP Portfolio, the Dow Dart 10 Portfolio, the Global Dividend Target 15 Portfolio, the S&P Target 24 Portfolio, the Nasdaq Target 15 Portfolio and the Value Line Target 25 Portfolio.
 15.For the period September 30, 2004 through December 31, 2007, First Trust has contractually agreed to waive fees and reimburse expenses of the Portfolios to limit the total annual fund operating expenses (excluding brokerage expense and extraordinary expense) to 1.37% for the First Trust 10 Uncommon Values Portfolio and 1.47% for each of the other Portfolios' average daily net assets. First Trust has entered into an agreement with First Defined Portfolio Fund, LLC that allows First Trust to recover from the Portfolios any fees waived or reimbursed during the three year period of January 1, 2005 through December 31, 2007. However, First Trust's ability to recover such amounts is limited to the extent that it would not exceed the amount reimbursed or waived during such period. To the extent that the actual expense ratio of a particular Portfolio is less than such Portfolio's applicable expense cap, First Trust may recover a portion of the previously waived or reimbursed amount equal to the amount that the expense cap exceeds the actual expense ratio.


 16.Effective January 1, 2006, the Fund implemented a performance fee structure and the management fee was lowered to 1.05%. Beginning January 1, 2007, the management fee may be adjusted, on a quarterly basis, upward or downward depending on the Fund's performance relative to its benchmark, the MSCI Emerging Markets Free Index. As a result, beginning January 1, 2007, if the management fee were calculated taking into account all base fee breakpoints and performance fee adjustment, the management fee could range from 0.95% at its lowest to 1.15% at its highest.
 17.ProFund Advisors LLC has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Portfolio Operating Expenses, as a percentage of average daily net assets, exceed 1.63% (1.33% for VP ProFund U.S. Government Plus) through April 30, 2008. After such date, any of the expense limitations may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be repaid to ProFund Advisors LLC within three years of the waiver or reimbursement to the extent that recoupment will not cause the Portfolio's expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.
 18.The Fund's advisor has committed through April 30, 2008 to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expenses as shown.



                                                 Total Actual Annual
                                             Portfolio Operating Expenses
                  Portfolio Name             After Expense Reimbursement
      -------------------------------------------------------------------
      Wells Fargo Advantage VT Equity Income             1.00%



 19.The Fund's investment adviser has implemented a breakpoint schedule for the Fund's management fee. The management fee charged to the Fund will decline as the Fund's assets grow and will continue to be based on a percentage of the Fund's average daily net assets. The breakpoint schedule for the Fund is as follows: 0.55% from $0 to $499 million; 0.50% for assets from $500 million to $999 million; 0.45% for assets from $1 billion to $2.99 billion; 0.425% for assets from $3 billion to $4.99 billion; and 0.40% for assets $5 billion and higher.

                                EXPENSE EXAMPLES

 These examples are intended to help you compare the cost of investing in one American Skandia Annuity with the cost of investing in other American Skandia Annuities and/or other variable annuities.

 Below are examples for each Annuity showing what you would pay in expenses at the end of the stated time periods had you invested $10,000 in the Annuity and your investment has a 5% return each year.

 The examples reflect the following fees and charges for each Annuity as described in "Summary of Contract Fees and Charges":
  .   Insurance Charge
  .   Distribution Charge (if applicable)
  .   Contingent Deferred Sales Charge (when and if applicable)
  .   Annual Maintenance Fee
  .   The maximum combination of optional benefit charges

 The examples also assume the following for the period shown:
  . You allocate all of your Account Value to the Sub-account with the maximum total annual operating expenses, and those expenses remain the same each year*

  . For each Sub-account charge, we deduct the current charge rather than any maximum charge

  .   You make no withdrawals of Account Value
  .   You make no transfers, or other transactions for which we charge a fee
  .   No tax charge applies
  . You elect the Lifetime Five Income Benefit, the Highest Daily Value Death Benefit and the Enhanced Beneficiary Protection Death Benefit (which are the maximum combination of optional benefit charges)
  . For the XT6 example, the Credit applicable to the Annuity is 6.5% of the Purchase Payment**

  . For the APEX II example, the Loyalty Credit applies to the Annuity and is equal to 2.75% of total Purchase Payments made during the first four Annuity years
  . For the ASAP III example, the Loyalty Credit applies to the Annuity and is equal to 0.50% of total Purchase Payment made during the first four Annuity years.


 Amounts shown in the examples are rounded to the nearest dollar.


 * Note: Not all portfolios offered as Sub-accounts may be available depending on optional benefit selection, the applicable jurisdiction and selling firm.

 ** The Credit that is applied to Purchase Payments received after the first
    Annuity Year is less than 6.5% (see "How do I Receive Credits?")

 THE EXAMPLES ARE ILLUSTRATIVE ONLY - THEY SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OF THE UNDERLYING MUTUAL FUNDS OR THEIR PORTFOLIOS - ACTUAL EXPENSES WILL BE LESS THAN THOSE SHOWN IF YOU ELECT A DIFFERENT COMBINATION OF OPTIONAL BENEFITS THAN INDICATED IN THE EXAMPLES OR IF YOU ALLOCATE ACCOUNT VALUE TO ANY OTHER AVAILABLE SUB-ACCOUNTS.


 Expense Examples are provided as follows: 1) if you surrender the Annuity at the end of the stated time period; 2) if you annuitize at the end of the stated time period; and 3) if you do not surrender your Annuity. A table of accumulation values appears in Appendix A to this Prospectus.


 If you surrender your annuity at the end of the applicable time period:/ 1/


                                1 yr  3 yrs  5 yrs  10 yrs
                      ------------------------------------
                      ASAP III $1,186 $2,115 $2,998 $4,969
                      ------------------------------------
                      APEX II  $1,315 $2,270 $2,720 $5,372
                      ------------------------------------
                      ASL II    $550  $1,640 $2,720 $5,372
                      ------------------------------------
                      XT6/ 3/  $1,447 $2,507 $3,459 $5,790
                      ------------------------------------

 If you annuitize your annuity at the end of the applicable time period:/ 2/


                                1 yr 3 yrs  5 yrs  10 yrs
                       ----------------------------------
                       ASAP III N/A  $1,530 $2,548 $4,969
                       ----------------------------------
                       APEX II  N/A  $1,640 $2,720 $5,372
                       ----------------------------------
                       ASL II   $550 $1,640 $2,720 $5,372
                       ----------------------------------
                       XT6/ 3/  N/A   N/A   $2,883 $5,694
                       ----------------------------------


 If you do not surrender your annuity:


                                1 yr 3 yrs  5 yrs  10 yrs
                       ----------------------------------
                       ASAP III $511 $1,530 $2,548 $4,969
                       ----------------------------------
                       APEX II  $550 $1,640 $2,720 $5,372
                       ----------------------------------
                       ASL II   $550 $1,640 $2,720 $5,372
                       ----------------------------------
                       XT6/ 3/  $583 $1,739 $2,883 $5,694
                       ----------------------------------


 1 There is no CDSC for ASL II. See "Summary of Contract Fees and Charges" for the CDSC schedule for each Annuity.
 2 If you own XT6, you may not annuitize in the first Three (3) Annuity Years; if you own ASAP III or APEX II, you may not annuitize in the first Annuity Year.
 3 XT6 Annuities purchased prior to November 20 2006 are subject to a different CDSC schedule

                              INVESTMENT OPTIONS

 WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES OF THE PORTFOLIO?

 Each variable investment option is a Sub-account of American Skandia Life Assurance Corporation Variable Account B (see "What are Separate Accounts" for more detailed information). Each Sub-account invests exclusively in one Portfolio. You should carefully read the prospectus for any Portfolio in which you are interested. The following chart classifies each of the Portfolios based on our assessment of their investment style (as of the date of this Prospectus). The chart also provides a description of each Portfolio's investment objective (in italics) and a short, summary description of their key policies to assist you in determining which Portfolios may be of interest to you. There is no guarantee that any underlying Portfolio will meet its investment objective. Not all portfolios offered as Sub-accounts may be available depending on optional benefit selection, the applicable jurisdiction and selling firm. The Portfolios that you select are your choice - we do not provide investment advice, and we do not recommend or endorse any particular Portfolio.

 The name of the advisor/sub-advisor for each Portfolio appears next to the description. Those Portfolios whose name includes the prefix "AST" are Portfolios of Advanced Series Trust (formerly American Skandia Trust). The investment managers for AST are AST Investment Services, Inc. (formerly, American Skandia Investment Services, Incorporated), a Prudential Financial Company, and Prudential Investments LLC, both of which are affiliated companies of American Skandia. However, a sub-advisor, as noted below, is engaged to conduct day-to-day management.


 The Portfolios are not publicly traded mutual funds. They are only available as investment options in variable annuity contracts and variable life insurance policies issued by insurance companies, or in some cases, to participants in certain qualified retirement plans. However, some of the Portfolios available as Sub-accounts under the Annuities are managed by the same portfolio advisor or sub-advisor as a retail mutual fund of the same or similar name that the Portfolio may have been modeled after at its inception. Certain retail mutual funds may also have been modeled after a Portfolio. While the investment objective and policies of the retail mutual funds and the Portfolios may be substantially similar, the actual investments will differ to varying degrees. Differences in the performance of the funds can be expected, and in some cases could be substantial. You should not compare the performance of a publicly traded mutual fund with the performance of any similarly named Portfolio offered as a Sub-account. Details about the investment objectives, policies, risks, costs and management of the Portfolios are found in the prospectuses for the underlying mutual funds. The current prospectus and statement of additional information for the underlying Portfolios can be obtained by calling 1-800-752-6342.


 Effective May 1, 2004, the SP International Growth Portfolio (formerly the SP William Blair International Growth Portfolio) is no longer offered as a Sub-account under the Annuities, except as follows: if at any time prior to May 1, 2004 you had any portion of your Account Value allocated to the SP William Blair International Growth Sub-account, you may continue to allocate Account Value and make transfers into and/ or out of the SP William Blair International Growth Sub-account, including any electronic funds transfer, dollar cost averaging, asset allocation and rebalancing programs. If you never had a portion of your Account Value allocated to the SP William Blair International Growth Sub-account prior to May 1, 2004 or if you purchase your Annuity on or after May 1, 2004, you cannot allocate Account Value to the SP William Blair International Growth Sub-account.


 With respect to XT6, APEX II and ASL II: Effective as of the close of business June 28, 2002, the AST Goldman Sachs Small-Cap Value Portfolio is no longer offered as a Sub-account under the Annuities, except as follows: if at any time on or prior to June 28, 2002 you had any portion of your Account Value allocated to the AST Goldman Sachs Small-Cap Value Sub-account, you may continue to allocate Account Value and make transfers into and/or out of the AST Goldman Sachs Small-Cap Value Sub-account, including any electronic funds transfer, dollar cost averaging, asset allocation and rebalancing programs. If you never had a portion of your Account Value allocated to the AST Goldman Sachs Small-Cap Value Sub-account on or prior to June 28, 2002 or if you purchase your Annuity after June 28, 2002, you cannot allocate Account Value to the AST Goldman Sachs Small-Cap Value Sub-Account. The AST Goldman Sachs Small-Cap Value Portfolio is not available nor was it ever available under ASAP III.

 Either of these Sub-accounts may be offered to new Owners at some future date; however, at the present time, there is no intention to do so. We also reserve the right to offer or close this Sub-account to all Owners that owned the Annuity prior to the close date.

 The following chart lists the currently available and permitted investment options when you choose certain optional benefits:



  Optional Benefit Name*                  Permitted Portfolios:
  Lifetime Five Income Benefit            AST Advanced Strategies Portfolio
                                          AST American Century Strategic
                                          Allocation Portfolio
                                          AST Balanced Asset Allocation
                                          Portfolio
                                          AST Capital Growth Asset Allocation
  Spousal Lifetime Five Income Benefit    Portfolio
                                          AST Conservative Asset Allocation
                                          Portfolio
                                          AST First Trust Balanced Target
                                          Portfolio
  Highest Daily Lifetime Five Income      AST First Trust Capital Appreciation
  Benefit                                 Target Portfolio
                                          AST Preservation Asset Allocation
                                          Portfolio
                                          AST T. Rowe Price Asset Allocation
                                          Portfolio
  Highest Daily Value Death Benefit       AST UBS Dynamic Alpha
 ------------------------------------------------------------------------------

  Combo 5% Rollup & HAV Death Benefit
                                          All Investment Options Permitted
                                          EXCEPT for the following:
  Guaranteed Minimum Income Benefit       Access VP High Yield Fund
                                          AIM V.I. Technology
                                          First Trust 10 Uncommon Values
                                          Portfolio
  Guaranteed Minimum Withdrawal Benefit   NASDAQ Target 15 Portfolio
                                          ProFund VP Biotechnology
                                          ProFund VP Internet
  GRO/GRO PLUS                            ProFund VP Semiconductor
                                          ProFund VP Short Mid-Cap
                                          ProFund VP Short Small-Cap
                                          ProFund VP Technology
                                          ProFund VP Ultra OTC
                                          ProFund VP Ultra Small Cap
                                          ProFund VP UltraBull
  Highest Anniversary Value Death
  Benefit                                 Value Line Target 25
 ------------------------------------------------------------------------------

  Enhanced Beneficiary Protection
  Death Benefit
                                          All Investment Options Permitted
 ------------------------------------------------------------------------------


 * Detailed Information regarding these optional benefits can be found in the "Living Benefits" and "Death Benefit" sections of this Prospectus.

       -----------------------------------------------------------------
        STYLE/     INVESTMENT OBJECTIVES/POLICIES          PORTFOLIO
         TYPE                                              ADVISOR/
                                                          SUB-ADVISOR
       -----------------------------------------------------------------
                        ADVANCED SERIES TRUST
       -----------------------------------------------------------------
        ASSET   AST Advanced Strategies Portfolio:         LSV Asset
       ALLOCA-  seeks a high level of absolute            Management/
        TION/   return. The Portfolio invests           Marsico Capital
       BALANCED primarily in a diversified portfolio      Management,
                of equity and fixed income securities     LLC/Pacific
                across different investment               Investment
                categories and investment managers.       Management
                The Portfolio pursues a combination       Company LLC
                of traditional and non-traditional         (PIMCO)/
                investment strategies.                   T. Rowe Price
                                                       Associates, Inc./
                                                        William Blair &
                                                        Company, L.L.C.
       -----------------------------------------------------------------
        ASSET   AST Aggressive Asset Allocation
       ALLOCA-  Portfolio: seeks the highest
        TION/   potential total return consistent
       BALANCED with its specified level of risk
                tolerance. The Portfolio will invest
                its assets in several other Advanced
                Series Trust Portfolios. Under normal
                market conditions, the Portfolio will
                devote between 92.5% to 100% of its
                net assets to underlying portfolios
                investing primarily in equity
                securities, and 0% to 7.5% of its net
                assets to underlying portfolios         AST Investment
                investing primarily in debt             Services, Inc./
                securities and money market               Prudential
                instruments.                            Investments LLC
       -----------------------------------------------------------------
        LARGE   AST AllianceBernstein Core Value       AllianceBernstein
         CAP    Portfolio: seeks long-term capital           L.P.
        VALUE   growth by investing primarily in
                common stocks. The subadviser expects
                that the majority of the Portfolio's
                assets will be invested in the common
                stocks of large companies that appear
                to be undervalued. Among other
                things, the Portfolio seeks to
                identify compelling buying
                opportunities created when companies
                are undervalued on the basis of
                investor reactions to near-term
                problems or circumstances even though
                their long-term prospects remain
                sound. The subadviser seeks to
                identify individual companies with
                earnings growth potential that may
                not be recognized by the market at
                large.
       -----------------------------------------------------------------
        LARGE   AST AllianceBernstein Growth & Income  AllianceBernstein
         CAP    Portfolio: seeks long-term growth of         L.P.
        VALUE   capital and income while attempting
                to avoid excessive fluctuations in
                market value. The Portfolio normally
                will invest in common stocks (and
                securities convertible into common
                stocks). The subadviser will take a
                value-oriented approach, in that it
                will try to keep the Portfolio's
                assets invested in securities that
                are selling at reasonable valuations
                in relation to their fundamental
                business prospects.
       -----------------------------------------------------------------
        LARGE   AST AllianceBernstein Managed Index    AllianceBernstein
         CAP    500 Portfolio: seeks to outperform           L.P.
        BLEND   the Standard & Poor's 500 Composite
                Stock Price Index (the "S&P 500")
                through stock selection resulting in
                different weightings of common stocks
                relative to the index. The Portfolio
                will invest, under normal
                circumstances, at least 80% of its
                net assets in securities included in
                the S&P(R) 500.
       -----------------------------------------------------------------
        LARGE   AST American Century Income & Growth   American Century
         CAP    Portfolio: seeks capital growth with      Investment
        VALUE   current income as a secondary          Management, Inc.
                objective. The Portfolio invests
                primarily in common stocks that offer
                potential for capital growth, and
                may, consistent with its investment
                objective, invest in stocks that
                offer potential for current income.
                The subadviser utilizes a
                quantitative management technique
                with a goal of building an equity
                portfolio that provides better
                returns than the S&P 500 Index
                without taking on significant
                additional risk and while attempting
                to create a dividend yield that will
                be greater than the S&P 500 Index.
       -----------------------------------------------------------------
        ASSET   AST American Century Strategic         American Century
       ALLOCA-  Allocation Portfolio (formerly known      Investment
        TION/   as AST American Century Strategic      Management, Inc.
       BALANCED Balanced Portfolio): long-term
                capital growth with some regular
                income. The Portfolio will invest,
                under normal circumstances, in any
                type of U.S. or foreign equity
                security that meets certain
                fundamental and technical standards.
                The portfolio managers will draw on
                growth, value and quantitative
                investment techniques in managing the
                equity portion of the Portfolio and
                diversify the Portfolio's investments
                among small, medium and large
                companies.
       -----------------------------------------------------------------

       -----------------------------------------------------------------
        STYLE/      INVESTMENT OBJECTIVES/POLICIES         PORTFOLIO
         TYPE                                              ADVISOR/
                                                          SUB-ADVISOR
       -----------------------------------------------------------------
         ASSET   AST Balanced Asset Allocation
        ALLOCA-  Portfolio: seeks the highest
         TION/   potential total return consistent
       BALANCED  with its specified level of risk
                 tolerance. The Portfolio will invest
                 its assets in several other Advanced
                 Series Trust Portfolios. Under normal
                 market conditions, the Portfolio will
                 devote between 57.5% to 72.5% of its
                 net assets to underlying portfolios
                 investing primarily in equity
                 securities, and 27.5% to 42.5% of its
                 net assets to underlying portfolios     AST Investment
                 investing primarily in debt            Services, Inc./
                 securities and money market               Prudential
                 instruments.                           Investments LLC
       -----------------------------------------------------------------
         ASSET   AST Capital Growth Asset Allocation
        ALLOCA-  Portfolio: seeks the highest
         TION/   potential total return consistent
       BALANCED  with its specified level of risk
                 tolerance. The Portfolio will invest
                 its assets in several other Advanced
                 Series Trust Portfolios. Under normal
                 market conditions, the Portfolio will
                 devote between 72.5% to 87.5% of its
                 net assets to underlying portfolios
                 investing primarily in equity
                 securities, and 12.5% to 27.5% of its
                 net assets to underlying portfolios     AST Investment
                 investing primarily in debt            Services, Inc./
                 securities and money market               Prudential
                 instruments.                           Investments LLC
       -----------------------------------------------------------------
       SPECIALTY AST Cohen & Steers Realty Portfolio:    Cohen & Steers
                 seeks to maximize total return             Capital
                 through investment in real estate      Management, Inc.
                 securities. The Portfolio pursues its
                 investment objective by investing,
                 under normal circumstances, at least
                 80% of its net assets in securities
                 of real estate issuers. Under normal
                 circumstances, the Portfolio will
                 invest substantially all of its
                 assets in the equity securities of
                 real estate companies, i.e., a
                 company that derives at least 50% of
                 its revenues from the ownership,
                 construction, financing, management
                 or sale of real estate or that has at
                 least 50% of its assets in real
                 estate. Real estate companies may
                 include real estate investment trusts
                 (REITs).
       -----------------------------------------------------------------
         ASSET   AST Conservative Asset Allocation
        ALLOCA-  Portfolio: seeks the highest
         TION/   potential total return consistent
       BALANCED  with its specified level of risk
                 tolerance. The Portfolio will invest
                 its assets in several other Advanced
                 Series Trust Portfolios. Under normal
                 market conditions, the Portfolio will
                 devote between 47.5% to 62.5% of its
                 net assets to underlying portfolios
                 investing primarily in equity
                 securities, and 37.5% to 52.5% of its
                 net assets to underlying portfolios     AST Investment
                 investing primarily in debt            Services, Inc./
                 securities and money market               Prudential
                 instruments.                           Investments LLC
       -----------------------------------------------------------------
         LARGE   AST DeAM Large-Cap Value Portfolio:        Deutsche
          CAP    seeks maximum growth of capital by        Investment
         VALUE   investing primarily in the value          Management
                 stocks of larger companies. The         Americas, Inc.
                 Portfolio pursues its objective,
                 under normal market conditions, by
                 primarily investing at least 80% of
                 the value of its assets in the equity
                 securities of large-sized companies
                 included in the Russell 1000(R) Value
                 Index. The subadviser employs an
                 investment strategy designed to
                 maintain a portfolio of equity
                 securities which approximates the
                 market risk of those stocks included
                 in the Russell 1000(R) Value Index,
                 but which attempts to outperform the
                 Russell 1000(R) Value Index through
                 active stock selection.
       -----------------------------------------------------------------
         SMALL   AST DeAM Small-Cap Value Portfolio:        Deutsche
          CAP    seeks maximum growth of investors'        Investment
         VALUE   capital by investing primarily in the     Management
                 value stocks of smaller companies.      Americas, Inc.
                 The Portfolio pursues its objective,
                 under normal market conditions, by
                 primarily investing at least 80% of
                 its total assets in the equity
                 securities of small-sized companies
                 included in the Russell 2000(R) Value
                 Index. The subadviser employs an
                 investment strategy designed to
                 maintain a portfolio of equity
                 securities which approximates the
                 market risk of those stocks included
                 in the Russell 2000(R) Value Index,
                 but which attempts to outperform the
                 Russell 2000(R) Value Index.
       -----------------------------------------------------------------
         SMALL   AST Federated Aggressive Growth
          CAP    Portfolio: seeks capital growth. The
        GROWTH   Portfolio pursues its investment
                 objective by investing primarily in    Federated Equity
                 the stocks of small companies that        Management
                 are traded on national security           Company of
                 exchanges, NASDAQ stock exchange and    Pennsylvania/
                 the over-the-counter-market. Small     Federated Global
                 companies will be defined as              Investment
                 companies with market capitalizations     Management
                 similar to companies in the Russell    Corp./Federated
                 2000 Growth Index.                         MDTA LLC
       -----------------------------------------------------------------

       ------------------------------------------------------------------
        STYLE/     INVESTMENT OBJECTIVES/POLICIES          PORTFOLIO
         TYPE                                              ADVISOR/
                                                          SUB-ADVISOR
       ------------------------------------------------------------------
        ASSET   AST First Trust Balanced Target           First Trust
       ALLOCA-  Portfolio: seeks long-term capital       Advisors L.P.
        TION/   growth balanced by current income.
       BALANCED The Portfolio seeks to achieve its
                objective by investing approximately
                65% in common stocks and 35% in fixed
                income securities. The Portfolio
                allocates the equity portion of the
                portfolio across five uniquely
                specialized strategies - the Dow/SM/
                Target Dividend, the Value Line(R)
                Target 25, the Global Dividend Target
                15, the NYSE(R) International Target
                25, and the Target Small Cap. Each
                strategy employs a quantitative
                approach by screening common stocks
                for certain attributes and/or using a
                multi-factor scoring system to select
                the common stocks. The fixed income
                allocation is determined by the Dow
                Jones Income strategy which utilizes
                certain screens to select bonds from
                the Dow Jones Corporate Bond Index or
                like-bonds not in the index.
       ------------------------------------------------------------------
        ASSET   AST First Trust Capital Appreciation      First Trust
       ALLOCA-  Target Portfolio: seeks long-term        Advisors L.P.
        TION/   growth of capital. The Portfolio
       BALANCED seeks to achieve its objective by
                investing approximately 80% in common
                stocks and 20% in fixed income
                securities. The portfolio allocates
                the equity portion of the portfolio
                across five uniquely specialized
                strategies - the Value Line(R) Target
                25, the Global Dividend Target 15,
                the Target Small Cap, the Nasdaq(R)
                Target 15, and the NYSE(R)
                International Target 25. Each
                strategy employs a quantitative
                approach by screening common stocks
                for certain attributes and/or using a
                multi-factor scoring system to select
                the common stocks. The fixed income
                allocation is determined by the Dow
                Jones Income strategy utilizes
                certain screens to select bonds from
                the Dow Jones Corporate Bond Index or
                like-bonds not in the index..
       ------------------------------------------------------------------
        LARGE   AST Goldman Sachs Concentrated Growth    Goldman Sachs
         CAP    Portfolio: seeks growth of capital in        Asset
        GROWTH  a manner consistent with the            Management, L.P.
                preservation of capital. The
                Portfolio will pursue its objective
                by investing primarily in equity
                securities of companies that the
                subadviser believes have the
                potential to achieve capital
                appreciation over the long-term. The
                Portfolio seeks to achieve its
                investment objective by investing,
                under normal circumstances, in
                approximately 30 - 45 companies that
                are considered by the subadviser to
                be positioned for long-term growth.
       ------------------------------------------------------------------
       MID CAP  AST Goldman Sachs Mid-Cap Growth         Goldman Sachs
        GROWTH  Portfolio: seeks long-term capital           Asset
                growth. The Portfolio pursues its       Management, L.P.
                investment objective, by investing
                primarily in equity securities
                selected for their growth potential,
                and normally invests at least 80% of
                the value of its assets in
                medium-sized companies. Medium-sized
                companies are those whose market
                capitalizations (measured at the time
                of investment) fall within the range
                of companies in the Russell Mid-cap
                Growth Index. The subadviser seeks to
                identify individual companies with
                earnings growth potential that may
                not be recognized by the market at
                large.
       ------------------------------------------------------------------
        SMALL   AST Goldman Sachs Small-Cap Value        Goldman Sachs
         CAP    Portfolio: seeks long-term capital           Asset
        VALUE   growth. The Portfolio will seek its     Management, L.P.
                objective through investments
                primarily in equity securities that
                are believed to be undervalued in the
                marketplace. The Portfolio will
                invest, under normal circumstances,
                at least 80% of the value of its
                assets in small capitalization
                companies. The 80% investment
                requirement applies at the time the
                Portfolio invests its assets. The
                Portfolio generally defines small
                capitalization companies as companies
                with market capitalizations that are
                within the range of the Russell 2000
                Value Index at the time of purchase.
       ------------------------------------------------------------------
        FIXED   AST High Yield Portfolio: seeks a      Pacific Investment
        INCOME  high level of current income and may       Management
                also consider the potential for           Company LLC
                capital appreciation. The Portfolio         (PIMCO)
                invests, under normal circumstances,
                at least 80% of its net assets plus
                any borrowings for investment
                purposes (measured at time of
                purchase) in high yield, fixed-income
                securities that, at the time of
                purchase, are non-investment grade
                securities. Such securities are
                commonly referred to as "junk bonds".
       ------------------------------------------------------------------

        ----------------------------------------------------------------
         STYLE/     INVESTMENT OBJECTIVES/POLICIES         PORTFOLIO
          TYPE                                             ADVISOR/
                                                          SUB-ADVISOR
        ----------------------------------------------------------------
         INTER-  AST International Growth Portfolio     Marsico Capital
        NATIONAL (formerly, AST William Blair             Management,
         EQUITY  International Growth Portfolio):         LLC; William
                 seeks long-term capital growth. Under  Blair & Company,
                 normal circumstances, the Portfolio         L.L.C.
                 invests at least 80% of the value of
                 its assets in securities of issuers
                 that are economically tied to
                 countries other than the United
                 States. Although the Portfolio
                 intends to invest at least 80% of its
                 assets in the securities of issuers
                 located outside the United States, it
                 may at times invest in U.S. issuers
                 and it may invest all of its assets
                 in fewer than five countries or even
                 a single country. The Portfolio looks
                 primarily for stocks of companies
                 whose earnings are growing at a
                 faster rate than other companies or
                 which offer attractive growth.
        ----------------------------------------------------------------
         INTER-  AST International Value Portfolio
        NATIONAL (formerly known as AST LSV
         EQUITY  International Value Portfolio): seeks
                 long-term capital appreciation. The
                 Portfolio normally invests at least
                 80% of the Portfolio's assets in
                 equity securities. The Portfolio will
                 invest at least 65% of its net assets
                 in the equity securities of companies     LSV Asset
                 in at least three different              Management/
                 countries, without limit as to the        Thornburg
                 amount of assets that may be invested     Investment
                 in a single country.                   Management, Inc.
        ----------------------------------------------------------------
         INTER-  AST JPMorgan International Equity        J.P. Morgan
        NATIONAL Portfolio: seeks long-term capital        Investment
         EQUITY  growth by investing in a diversified   Management Inc.
                 portfolio of international equity
                 securities. The Portfolio seeks to
                 meet its objective by investing,
                 under normal market conditions, at
                 least 80% of its assets in a
                 diversified portfolio of equity
                 securities of companies located or
                 operating in developed non-U.S.
                 countries and emerging markets of the
                 world. The equity securities will
                 ordinarily be traded on a recognized
                 foreign securities exchange or traded
                 in a foreign over-the-counter market
                 in the country where the issuer is
                 principally based, but may also be
                 traded in other countries including
                 the United States.
        ----------------------------------------------------------------
         LARGE   AST Large-Cap Value Portfolio: seeks
          CAP    current income and long-term growth
         VALUE   of income, as well as capital
                 appreciation. The Portfolio invests,
                 under normal circumstances, at least     Dreman Value
                 80% of its net assets in common        Management LLC/
                 stocks of large capitalization           Hotchkis and
                 companies. Large capitalization         Wiley Capital
                 companies are those companies with     Management LLC/
                 market capitalizations within the        J.P. Morgan
                 market capitalization range of the        Investment
                 Russell 1000 Value Index.              Management, Inc.
        ----------------------------------------------------------------
         FIXED   AST Lord Abbett Bond-Debenture          Lord, Abbett &
         INCOME  Portfolio: seeks high current income       Co. LLC
                 and the opportunity for capital
                 appreciation to produce a high total
                 return. The Portfolio invests, under
                 normal circumstances, at least 80% of
                 the value of its assets in fixed
                 income securities. To pursue its
                 objective, the Portfolio normally
                 invests primarily in high yield and
                 investment grade debt securities,
                 securities convertible into common
                 stock and preferred stocks. The
                 Portfolio may find good value in high
                 yield securities, sometimes called
                 "lower-rated bonds" or "junk bonds,"
                 and frequently may have more than
                 half of its assets invested in those
                 securities. At least 20% of the
                 Portfolio's assets must be invested
                 in any combination of investment
                 grade debt securities, U.S.
                 Government securities and cash
                 equivalents. The Portfolio may also
                 make significant investments in
                 mortgage-backed securities. Although
                 the Portfolio expects to maintain a
                 weighted average maturity in the
                 range of five to twelve years, there
                 are no restrictions on the overall
                 Portfolio or on individual
                 securities. The Portfolio may invest
                 up to 20% of its net assets in equity
                 securities.
        ----------------------------------------------------------------

       ------------------------------------------------------------------
        STYLE/     INVESTMENT OBJECTIVES/POLICIES          PORTFOLIO
         TYPE                                              ADVISOR/
                                                          SUB-ADVISOR
       ------------------------------------------------------------------
        LARGE   AST Marsico Capital Growth Portfolio:   Marsico Capital
         CAP    seeks capital growth. Income            Management, LLC
        GROWTH  realization is not an investment
                objective and any income realized on
                the Portfolio's investments,
                therefore, will be incidental to the
                Portfolio's objective. The Portfolio
                will pursue its objective by
                investing primarily in common stocks
                of large companies that are selected
                for their growth potential. Large
                capitalization companies are
                companies with market capitalizations
                within the market capitalization
                range of the Russell 1000 Growth
                Index. In selecting investments for
                the Portfolio, the subadviser uses an
                approach that combines "top down"
                macroeconomic analysis with "bottom
                up" stock selection. The "top down"
                approach identifies sectors,
                industries and companies that may
                benefit from the trends the
                subadviser has observed. The
                subadviser then looks for individual
                companies with earnings growth
                potential that may not be recognized
                by the market at large, utilizing a
                "bottom up" stock selection process.
                The Portfolio will normally hold a
                core position of between 35 and 50
                common stocks. The Portfolio may hold
                a limited number of additional common
                stocks at times when the Portfolio
                manager is accumulating new
                positions, phasing out existing or
                responding to exceptional market
                conditions.
       ------------------------------------------------------------------
        INTER-  AST MFS Global Equity Portfolio:         Massachusetts
       NATIONAL seeks capital growth. Under normal     Financial Services
        EQUITY  circumstances the Portfolio invests         Company
                at least 80% of its assets in equity
                securities. The Portfolio will invest
                in the securities of U.S. and foreign
                issuers (including issuers in
                developing countries). While the
                portfolio may invest its assets in
                companies of any size, the Portfolio
                generally focuses on companies with
                relatively large market
                capitalizations relative to the
                markets in which they are traded.
       ------------------------------------------------------------------
        LARGE   AST MFS Growth Portfolio: seeks          Massachusetts
         CAP    long-term capital growth and future,   Financial Services
        GROWTH  rather than current income. Under           Company
                normal market conditions, the
                Portfolio invests at least 80% of its
                net assets in common stocks and
                related securities, such as preferred
                stocks, convertible securities and
                depositary receipts, of companies
                that the subadviser believes offer
                better than average prospects for
                long-term growth. The subadviser uses
                a "bottom up" as opposed to a "top
                down" investment style in managing
                the Portfolio.
       ------------------------------------------------------------------
       MID CAP  AST Mid Cap Value Portfolio: seeks to       EARNEST
        VALUE   provide capital growth by investing      Partners LLC/
                primarily in mid-capitalization          WEDGE Capital
                stocks that appear to be undervalued.   Management, LLP
                The Portfolio generally invests,
                under normal circumstances, at least
                80% of the value of its net assets in
                mid-capitalization companies.
                Mid-capitalization companies are
                generally those that have market
                capitalizations, at the time of
                purchase, within the market
                capitalization range of companies
                included in the Russell Midcap Value
                Index during the previous 12-months
                based on month-end data.
       ------------------------------------------------------------------
        FIXED   AST Money Market Portfolio: seeks          Prudential
        INCOME  high current income while maintaining      Investment
                high levels of liquidity. The           Management, Inc.
                Portfolio invests in high-quality,
                short-term, U.S. dollar denominated
                corporate, bank and government
                obligations. The Portfolio will
                invest in securities which have
                effective maturities of not more than
                397 days.
       ------------------------------------------------------------------
       MID CAP  AST Neuberger Berman Mid-Cap Growth     Neuberger Berman
        GROWTH  Portfolio: seeks capital growth.        Management Inc.
                Under normal market conditions, the
                Portfolio invests at least 80% of its
                net assets in the common stocks of
                mid-capitalization companies.
                Mid-capitalization companies are
                those companies whose market
                capitalization is within the range of
                market capitalizations of companies
                in the Russell Midcap Growth Index.
                Using fundamental research and
                quantitative analysis, the subadviser
                looks for fast-growing companies that
                are in new or rapidly evolving
                industries.
       ------------------------------------------------------------------
       MID CAP  AST Neuberger Berman Mid-Cap Value      Neuberger Berman
        VALUE   Portfolio: seeks capital growth.        Management Inc.
                Under normal market conditions, the
                Portfolio invests at least 80% of its
                net assets in the common stocks of
                medium capitalization companies. For
                purposes of the Portfolio, companies
                with market capitalizations that fall
                within the range of the Russell
                Midcap(R) Index at the time of
                investment are considered medium
                capitalization companies. Some of the
                Portfolio's assets may be invested in
                the securities of large-cap companies
                as well as in small-cap companies.
                Under the Portfolio's value-oriented
                investment approach, the subadviser
                looks for well-managed companies
                whose stock prices are undervalued
                and that may rise in price before
                other investors realize their worth.
       ------------------------------------------------------------------

       ------------------------------------------------------------------
        STYLE/     INVESTMENT OBJECTIVES/POLICIES          PORTFOLIO
         TYPE                                              ADVISOR/
                                                          SUB-ADVISOR
       ------------------------------------------------------------------
        SMALL   AST Neuberger Berman Small-Cap Growth   Neuberger Berman
         CAP    Portfolio (formerly known as AST DeAM   Management Inc.
        GROWTH  Small-Cap Growth Portfolio): seeks
                maximum growth of investors' capital
                from a portfolio of growth stocks of
                smaller companies. The Portfolio
                pursues its objective, under normal
                circumstances, by primarily investing
                at least 80% of its total assets in
                the equity securities of small-sized
                companies included in the Russell
                2000 Growth(R) Index.
       ------------------------------------------------------------------
        FIXED   AST PIMCO Limited Maturity Bond        Pacific Investment
        INCOME  Portfolio: seeks to maximize total         Management
                return consistent with preservation       Company LLC
                of capital. The Portfolio will invest       (PIMCO)
                in a portfolio of fixed-income
                investment instruments of varying
                maturities. The average portfolio
                duration of the Portfolio generally
                will vary within a one- to three-year
                time frame based on the subadviser's
                forecast for interest rates.
       ------------------------------------------------------------------
        FIXED   AST PIMCO Total Return Bond            Pacific Investment
        INCOME  Portfolio: seeks to maximize total         Management
                return consistent with preservation       Company LLC
                of capital. The Portfolio will invest       (PIMCO)
                in a portfolio of fixed-income
                investment instruments of varying
                maturities. The average portfolio
                duration of the Portfolio generally
                will vary within a three- to six-year
                time frame based on the subadviser's
                forecast for interest rates.
       ------------------------------------------------------------------
        ASSET   AST Preservation Asset Allocation             AST
       ALLOCA-  Portfolio: seeks the highest               Investment
        TION/   potential total return consistent       Services, Inc./
       BALANCED with its specified level of risk           Prudential
                tolerance. The Portfolio will invest    Investments LLC
                its assets in several other Advanced
                Series Trust Portfolios. Under normal
                market conditions, the Portfolio will
                devote between 27.5% to 42.5% of its
                net assets to underlying portfolios
                investing primarily in equity
                securities, and 57.5% to 72.5% of its
                net assets to underlying portfolios
                investing primarily in debt
                securities and money market
                instruments.
       ------------------------------------------------------------------
        SMALL   AST Small-Cap Growth Portfolio: seeks     Eagle Asset
         CAP    long-term capital growth. The             Management/
        GROWTH  Portfolio pursues its objective by      Neuberger Berman
                investing, under normal                 Management Inc.
                circumstances, at least 80% of the
                value of its assets in
                small-capitalization companies.
                Small-capitalization companies are
                those companies with a market
                capitalization, at the time of
                purchase, no larger than the largest
                capitalized company included in the
                Russell 2000 Index at the time of the
                Portfolio's investment.
       ------------------------------------------------------------------
        SMALL   AST Small-Cap Value Portfolio: seeks      ClearBridge
         CAP    to provide long-term capital growth      Advisors, LLC/
        VALUE   by investing primarily in                 Dreman Value
                small-capitalization stocks that        Management LLC/
                appear to be undervalued. The             J.P. Morgan
                Portfolio invests, under normal            Investment
                circumstances, at least 80% of the     Management, Inc./
                value of its net assets in small           Lee Munder
                capitalization stocks. Small            Investments, Ltd
                capitalization stocks are the stocks
                of companies with market
                capitalization that are within the
                market capitalization range of the
                Russell 2000 Value Index. The
                Portfolio will focus on common stocks
                that appear to be undervalued.
       ------------------------------------------------------------------
        ASSET   AST T. Rowe Price Asset Allocation       T. Rowe Price
       ALLOCA-  Portfolio: seeks a high level of        Associates, Inc.
        TION/   total return by investing primarily
       BALANCED in a diversified portfolio of fixed
                income and equity securities. The
                Portfolio normally invests
                approximately 60% of its total assets
                in equity securities and 40% in fixed
                income securities. This mix may vary
                depending on the subadviser's outlook
                for the markets. The subadviser
                concentrates common stock investments
                in larger, more established
                companies, but the Portfolio may
                include small and medium-sized
                companies with good growth prospects.
                The fixed income portion of the
                Portfolio will be allocated among
                investment grade securities, high
                yield or "junk" bonds, emerging
                market securities, foreign high
                quality debt securities and cash
                reserves.
       ------------------------------------------------------------------

      --------------------------------------------------------------------
       STYLE/      INVESTMENT OBJECTIVES/POLICIES           PORTFOLIO
        TYPE                                                ADVISOR/
                                                           SUB-ADVISOR
      --------------------------------------------------------------------
        FIXED   AST T. Rowe Price Global Bond             T. Rowe Price
       INCOME   Portfolio: seeks to provide high       International, Inc.
                current income and capital growth by
                investing in high-quality foreign and
                U.S. dollar-denominated bonds. The
                Portfolio will invest at least 80% of
                its total assets in fixed income
                securities. The Portfolio invests in
                all types of bonds, including high
                quality bonds issued or guaranteed by
                U.S. or foreign governments or their
                agencies and by foreign authorities,
                provinces and municipalities as well
                as investment grade corporate bonds
                and mortgage and asset-backed
                securities of U.S. and foreign
                issuers. The Portfolio generally
                invests in countries where the
                combination of fixed-income returns
                and currency exchange rates appears
                attractive, or, if the currency trend
                is unfavorable, where the subadviser
                believes that the currency risk can
                be minimized through hedging. The
                Portfolio may also invest up to 20%
                of its assets in the aggregate in
                below investment-grade, high-risk
                bonds ("junk bonds"). In addition,
                the Portfolio may invest up to 30% of
                its assets in mortgage-related
                (including derivatives, such as
                collateralized mortgage obligations
                and stripped mortgage securities) and
                asset-backed securities.
      --------------------------------------------------------------------
        LARGE   AST T. Rowe Price Large-Cap Growth        T. Rowe Price
         CAP    Portfolio: seeks long-term growth of    Associates, Inc.
       GROWTH   capital by investing predominantly in
                the equity securities of a limited
                number of large, carefully selected,
                high-quality U.S. companies that are
                judged likely to achieve superior
                earnings growth. The Portfolio takes
                a growth approach to investment
                selection and normally invests at
                least 80% of its net assets in the
                common stocks of large companies.
                Large companies are those whose
                market cap is larger than the median
                market cap of companies in the
                Russell 1000 Growth Index as of the
                time of purchase.
      --------------------------------------------------------------------
      SPECIALTY AST T. Rowe Price Natural Resources       T. Rowe Price
                Portfolio: seeks long-term capital      Associates, Inc.
                growth primarily through the common
                stocks of companies that own or
                develop natural resources (such as
                energy products, precious metals and
                forest products) and other basic
                commodities. The Portfolio invests,
                under normal circumstances, at least
                80% of the value of its assets in
                natural resource companies. The
                Portfolio looks for companies that
                have the ability to expand
                production, to maintain superior
                exploration programs and production
                facilities, and the potential to
                accumulate new resources. Although at
                least 50% of Portfolio assets will be
                invested in U.S. securities, up to
                50% of total assets also may be
                invested in foreign securities.
      --------------------------------------------------------------------
        ASSET   AST UBS Dynamic Alpha Portfolio         UBS Global Asset
       ALLOCA-  (formerly known as AST Global              Management
        TION/   Allocation Portfolio): seeks to          (Americas) Inc.
      BALANCED  maximize total return, consisting of
                capital appreciation and current
                income. The Portfolio invests in
                securities and financial instruments
                to gain exposure to global equity,
                global fixed income and cash
                equivalent markets, including global
                currencies. The Portfolio may invest
                in equity and fixed income securities
                of issuers located within and outside
                the United States or in open-end
                investment companies advised by UBS
                Global Asset Management (Americas)
                Inc., the Portfolio's subadviser, to
                gain exposure to certain global
                equity and global fixed income
                markets.
      --------------------------------------------------------------------
                    AIM VARIABLE INSURANCE FUNDS
      --------------------------------------------------------------------
       MID CAP  AIM Variable Insurance Funds - AIM       A I M Advisors,
       GROWTH   V.I. Dynamics Fund - Series I shares:         Inc.
                seeks long-term capital growth. The
                Portfolio pursues its objective by
                normally investing at least 65% of
                its assets in common stocks of
                mid-sized companies that are included
                in the Russell Midcap(R) Growth Index
                at the time of purchase.
      --------------------------------------------------------------------
      SPECIALTY AIM Variable Insurance Funds - AIM       A I M Advisors,
                V.I. Financial Services Fund - Series         Inc.
                I shares: seeks capital growth. The
                Portfolio normally invests at least
                80% of its net assets in the equity
                securities and equity-related
                instruments of companies involved in
                the financial services sector. These
                companies include, but are not
                limited to, banks, insurance
                companies, investment and
                miscellaneous industries, and
                suppliers to financial services
                companies.
      --------------------------------------------------------------------
      SPECIALTY AIM Variable Insurance Funds - AIM       A I M Advisors,
                V.I. Global Health Care Fund - Series         Inc.
                I shares: (formerly AIM V.I. Health
                Sciences Fund) seeks capital growth.
                The Portfolio normally invests at
                least 80% of its net assets in
                securities of health care industry
                companies.
      --------------------------------------------------------------------

        ----------------------------------------------------------------
         STYLE/      INVESTMENT OBJECTIVES/POLICIES         PORTFOLIO
          TYPE                                              ADVISOR/
                                                           SUB-ADVISOR
        ----------------------------------------------------------------
        SPECIALTY AIM Variable Insurance Funds - AIM     A I M Advisors,
                  V.I. Technology Fund - Series I             Inc.
                  shares: seeks capital growth. The
                  Portfolio normally invests at least
                  80% of its net assets in the equity
                  securities and equity-related
                  instruments of companies engaged in
                  technology-related industries. These
                  include, but are not limited to,
                  various applied technologies,
                  hardware, software, semiconductors,
                  telecommunications equipment and
                  services and service-related
                  companies in information technology.
        ----------------------------------------------------------------
                    EVERGREEN VARIABLE ANNUITY TRUST
        ----------------------------------------------------------------
          SMALL   Evergreen VA Growth: seeks long-term      Evergreen
           CAP    capital growth. The Portfolio invests    Investment
         GROWTH   at least 75% of its assets in common     Management
                  stocks of small- and medium-sized       Company, LLC
                  companies (i.e., companies whose
                  market capitalizations fall within
                  the market capitalization range of
                  the companies tracked by the Russell
                  2000(R) Growth Index, measured at the
                  time of purchase). The remaining
                  portion of the Portfolio's assets may
                  be invested in companies of any size.
                  The Portfolio's managers employ a
                  growth-style of equity management and
                  will generally seek to purchase
                  stocks of companies that have
                  demonstrated earnings growth
                  potential which they believe is not
                  yet reflected in the stock's market
                  price. The Portfolio's managers
                  consider earnings growth above the
                  average earnings growth of companies
                  included in the Russell 2000(R)
                  Growth Index as a key factor in
                  selecting investments.
        ----------------------------------------------------------------
         INTER-   Evergreen VA International Equity:        Evergreen
        NATIONAL  seeks long-term capital growth and       Investment
         EQUITY   secondarily, modest income. The          Management
                  Portfolio will normally invest 80% of   Company, LLC
                  its assets in equity securities
                  issued by , in the manager's opinion,
                  established and quality non-U.S.
                  companies located in countries with
                  developed markets. The Portfolio may
                  purchase securities across all market
                  capitalizations. The Portfolio
                  normally invests at least 65% of its
                  assets in securities of companies in
                  at least three countries (other than
                  the U.S.). The Portfolio may also
                  invest in emerging markets. The
                  Portfolio's managers seek both growth
                  and value opportunities For growth
                  investments, the Portfolio's manager
                  seeks, among other things, good
                  business models, good management and
                  growth in cash flows. For value
                  investments, the Portfolio's manager
                  seeks companies that are undervalued
                  in the marketplace compared to their
                  assets. The Portfolio normally
                  intends to seek modest income from
                  dividends paid by its equity
                  holdings. Excluding repurchase
                  agreements and other cash
                  equivalents, the Portfolio intends to
                  invest substantially all of its
                  assets in the securities of non-U.S.
                  issuers.
        ----------------------------------------------------------------
        SPECIALTY Evergreen VA Omega: seeks long-term       Evergreen
                  capital growth. The Portfolio invests    Investment
                  primarily, and under normal              Management
                  conditions substantially all of its     Company, LLC
                  assets, in common stocks of U.S.
                  companies across all market
                  capitalizations. The Portfolio's
                  manager employs a growth style of
                  equity management that emphasizes
                  companies with cash flow growth,
                  sustainable competitive advantages,
                  returns on invested capital above
                  their cost of capital and the ability
                  to manage for profitable growth that
                  can create long-term value for
                  shareholders.
        ----------------------------------------------------------------
                    FIRST DEFINED PORTFOLIO FUND, LLC
        ----------------------------------------------------------------
        SPECIALTY First Trust 10 Uncommon Values: seeks    First Trust
                  to provide above-average capital        Advisors L.P.
                  appreciation. The Portfolio seeks to
                  achieve its objective by investing
                  primarily in the ten common stocks,
                  listed on a U.S. securities exchange,
                  selected by the Investment Policy
                  Committee of Lehman Brothers Inc.
                  ("Lehman Brothers") with the
                  assistance of the Research Department
                  of Lehman Brothers which, in their
                  opinion have the greatest potential
                  for capital appreciation during the
                  next year. The stocks included in the
                  Portfolio are adjusted annually on or
                  about July 1/st/ in accordance with
                  the selections of Lehman Brothers.
                  Each security is initially equally
                  weighted in the portfolio.
        ----------------------------------------------------------------

         --------------------------------------------------------------
          STYLE/      INVESTMENT OBJECTIVES/POLICIES        PORTFOLIO
           TYPE                                             ADVISOR/
                                                           SUB-ADVISOR
         --------------------------------------------------------------
         SPECIALTY Global Dividend Target 15: seeks to     First Trust
                   provide above-average total return.    Advisors L.P.
                   The Portfolio seeks to achieve its
                   objective by investing in common
                   stocks issued by companies that are
                   expected to provide income and to
                   have the potential for capital
                   appreciation. The Portfolio invests
                   primarily in the common stocks of the
                   companies which are components of the
                   DJIA, the Financial Times Industrial
                   Ordinary Share Index ("FT Index") and
                   the Hang Seng Index. The Portfolio
                   primarily consists of common stocks
                   of the five companies with the lowest
                   per share stock prices of the ten
                   companies in each of the DJIA, FT
                   Index and Hang Seng Index,
                   respectively, that have the highest
                   dividend yields in the respective
                   index on or about the applicable
                   stock selection date. Each security
                   is initially equally weighted in the
                   portfolio.
         --------------------------------------------------------------
         SPECIALTY NASDAQ(R) Target 15: seeks to provide   First Trust
                   above-average total return. The        Advisors L.P.
                   Portfolio seeks to achieve its
                   objective by investing in common
                   stocks issued by companies that are
                   expected to have the potential for
                   capital appreciation. Beginning with
                   the stocks in the Nasdaq-100 Index(R)
                   on or about the applicable stock
                   selection date, the Portfolio selects
                   fifteen stocks based on a
                   multi-factor model. A modified market
                   capitalization approach is used to
                   weight each security in the portfolio.
         --------------------------------------------------------------
         SPECIALTY S&P(R) Target 24: seeks to provide      First Trust
                   above-average total return. The        Advisors L.P.
                   Portfolio seeks to achieve its
                   objective by investing in common
                   stocks issued by companies that are
                   expected to have the potential for
                   capital appreciation. Beginning with
                   the stocks in the Standard & Poor's
                   500 Index, on or about the applicable
                   stock selection date, the Portfolio
                   selects three stocks from each of the
                   eight largest economic sectors of the
                   Index. The twenty four stocks are
                   selected based on a multi-factor
                   model and a modified market
                   capitalization approach is used to
                   weight each security in the portfolio.
         --------------------------------------------------------------
         SPECIALTY Target Managed VIP: seeks to provide    First Trust
                   above-average total return. The        Advisors L.P.
                   Portfolio seeks to achieve its
                   objective by investing in common
                   stocks of the companies that are
                   identified based on six uniquely
                   specialized strategies - The Dow/SM/
                   DART 5, the European Target 20, the
                   Nasdaq(R) Target 15, the S&P(R)
                   Target 24, the Target Small-Cap and
                   the Value Line(R) Target 25. Each
                   strategy employs a quantitative
                   approach by screening common stocks
                   for certain attributes and/or using a
                   multi-factor scoring system to select
                   the common stocks.
         --------------------------------------------------------------
         SPECIALTY The Dow/SM/ Target Dividend: seeks to   First Trust
                   provide above-average total return.    Advisors L.P.
                   The Portfolio seeks to achieve its
                   objective by investing in common
                   stocks issued by companies that are
                   expected to provide income and to
                   have the potential for capital
                   appreciation. Beginning with the
                   stocks in the Dow Jones Select
                   Dividend Index , on or about the
                   applicable stock selection date, the
                   Portfolio selects twenty stocks based
                   on a multi-factor model. Each
                   security is initially equally
                   weighted in the portfolio.
         --------------------------------------------------------------
         SPECIALTY The Dow/SM/ DART 10: seeks to provide   First Trust
                   above-average total return. The        Advisors L.P.
                   Portfolio seeks to achieve its
                   objective by investing in common
                   stocks issued by companies that are
                   expected to provide income and to
                   have the potential for capital
                   appreciation. The Portfolio invests
                   primarily in the common stocks of the
                   ten companies in the DJIA that have
                   the highest combined dividend yields
                   and buyback ratios on or about the
                   applicable stock selection date. Each
                   security is initially equally
                   weighted in the portfolio.
         --------------------------------------------------------------
         SPECIALTY Value Line(R) Target 25: seeks to       First Trust
                   provide above-average capital          Advisors L.P.
                   appreciation. The Portfolio seeks to
                   achieve its objective by investing in
                   common stocks issued by companies
                   that are expected to have the
                   potential for capital appreciation.
                   Value Line(R) ranks approximately
                   1,700 stocks of which 100 are given
                   their #1 ranking for Timeliness(TM)
                   which measures Value Line's view of
                   their probable price performance
                   during the next six to 12 months
                   relative to the others. Beginning
                   with the 100 stocks that Value
                   Line(R) ranks #1 for Timeliness(TM),
                   on or about the applicable stock
                   selection date, the Portfolio selects
                   twenty five stocks based on a
                   multi-factor model. A modified market
                   capitalization approach is used to
                   weight each security in the portfolio.
         --------------------------------------------------------------

       -----------------------------------------------------------------
        STYLE/      INVESTMENT OBJECTIVES/POLICIES         PORTFOLIO
         TYPE                                              ADVISOR/
                                                          SUB-ADVISOR
       -----------------------------------------------------------------
                   GARTMORE VARIABLE INSURANCE TRUST
       -----------------------------------------------------------------
        INTER-   GVIT Developing Markets: seeks
       NATIONAL  long-term capital appreciation, under
        EQUITY   normal conditions by investing at
                 least 80% of its total assets in
                 stocks of companies of any size based
                 in the world's developing economies.
                 Under normal market conditions,              NWD
                 investments are maintained in at         Management &
                 least six countries at all times and   Research Trust/
                 no more than 35% of total assets in    Gartmore Global
                 any single one of them.                    Partners
       -----------------------------------------------------------------
                              PROFUND VP
       -----------------------------------------------------------------
       Each ProFund VP portfolio described below pursues an investment strategy that seeks to provide daily investment results,before fees and expenses, that match a widely followed index, increased by a specified factor relative to the index, or thatmatch the inverse of the index or the inverse of the index multiplied by a specified factor. The investment strategy of someof the portfolios may magnify (both positively and negatively) the daily investment results of the applicable index. It isrecommended that only those Annuity Owners who engage a financial advisor to allocate their account value using astrategic or tactical asset allocation strategy invest in these portfolios. The Portfolios are arranged based on the index onwhich its investment strategy is based.
       -----------------------------------------------------------------
                 ProFund VP Bull: seeks daily
       SPECIALTY investment results, before fees and
                 expenses, that correspond to the
                 daily performance of the S&P 500(R)    ProFund Advisors
                 Index.                                       LLC
       -----------------------------------------------------------------
       SPECIALTY ProFund VP Bear: seeks daily           ProFund Advisors
                 investment results, before fees and          LLC
                 expenses, that correspond to the
                 inverse (opposite) of the daily
                 performance of the S&P 500(R) Index.
                 If ProFund VP Bear is successful in
                 meeting its objective, its net asset
                 value should gain approximately the
                 same amount, on a percentage basis,
                 as any decrease in the S&P 500(R)
                 Index when the Index declines on a
                 given day. Conversely, its net asset
                 value should lose approximately the
                 same amount, on a percentage basis,
                 as any increase in the Index when the
                 Index rises on a given day.
       -----------------------------------------------------------------
       SPECIALTY ProFund VP UltraBull: seeks daily      ProFund Advisors
                 investment results, before fees and          LLC
                 expenses, that correspond to twice
                 (200%) the daily performance of the
                 S&P 500(R) Index. If ProFund VP
                 UltraBull is successful in meeting
                 its objective, its net asset value
                 should gain approximately twice as
                 much, on a percentage basis, as the
                 S&P 500(R) Index when the Index rises
                 on a given day. Conversely, its net
                 asset value should lose approximately
                 twice as much, on a percentage basis,
                 as the Index when the Index declines
                 on a given day.
       -----------------------------------------------------------------
       The S&P 500(R) Index is a measure of large-cap U.S. stock market performance. It is a float-adjusted market capitalizationweighted index of 500 U.S. operating companies and REITS selected by an S&P U.S. Index Committee through anon-mechanical process that factors criteria such as liquidity, price, market capitalization and financial viability. Recon-stitution occurs both on a quarterly and ongoing basis.
       -----------------------------------------------------------------
                 ProFund VP OTC: seeks daily
       SPECIALTY investment results, before fees and
                 expenses, that correspond to the
                 daily performance of the NASDAQ-100    ProFund Advisors
                 Index(R).                                    LLC
       -----------------------------------------------------------------
       SPECIALTY ProFund VP Short OTC: seeks daily      ProFund Advisors
                 investment results, before fees and          LLC
                 expenses, that correspond to the
                 inverse (opposite) of the daily
                 performance of the NASDAQ-100
                 Index(R). If ProFund VP Short OTC is
                 successful in meeting its objective,
                 its net asset value should gain
                 approximately the same amount, on a
                 percentage basis, as any decrease in
                 the NASDAQ-100 Index(R) when the
                 Index declines on a given day.
                 Conversely, its net asset value
                 should lose approximately the same
                 amount, on a percentage basis, as any
                 increase in the Index when the Index
                 rises on a given day.
       -----------------------------------------------------------------

       -----------------------------------------------------------------
        STYLE/      INVESTMENT OBJECTIVES/POLICIES         PORTFOLIO
         TYPE                                              ADVISOR/
                                                          SUB-ADVISOR
       -----------------------------------------------------------------
       SPECIALTY ProFund VP UltraOTC: seeks daily       ProFund Advisors
                 investment results, before fees and          LLC
                 expenses, that correspond to twice
                 (200%) the daily performance of the
                 NASDAQ-100 Index(R). If ProFund VP
                 UltraOTC is successful in meeting its
                 objective, its net asset value should
                 gain approximately twice as much, on
                 a percentage basis, as the NASDAQ-100
                 Index(R) when the Index rises on a
                 given day. Conversely, its net asset
                 value should lose approximately twice
                 as much, on a percentage basis, as
                 the Index when the Index declines on
                 a given day.
       -----------------------------------------------------------------
       The NASDAQ-100 Index(R) includes 100 of the largest
       non-financial domestic and international issues listed on theNASDAQ Stock Market. To be eligible for inclusion companies cannot be in bankruptcy proceedings and must meetcertain additional criteria including minimum trading volume and "seasoning" requirements. The Index is calculatedunder a modified capitalization-weighted methodology. Reconstitution and rebalancing occurs on an annual, quarterly andongoing basis.
       -----------------------------------------------------------------
       SPECIALTY ProFund VP UltraSmall-Cap: seeks       ProFund Advisors
                 daily investment results, before fees        LLC
                 and expenses, that correspond to
                 twice (200%) the daily performance of
                 the Russell 2000(R) Index. If ProFund
                 VP UltraSmall-Cap is successful in
                 meeting its objective, its net asset
                 value should gain approximately twice
                 as much, on a percentage basis, as
                 the Russell 2000 Index(R) when the
                 Index rises on a given day.
                 Conversely, its net asset value
                 should lose approximately twice as
                 much, on a percentage basis, as the
                 Index when the Index declines on a
                 given day.
       -----------------------------------------------------------------
       SPECIALTY ProFund VP Short Small-Cap: seeks      ProFund Advisors
                 daily investment results, before fees        LLC
                 and expenses, that correspond to the
                 inverse (opposite) of the daily
                 performance of the Russell 2000(R)
                 Index. If ProFund VP Short Small-Cap
                 is successful in meeting its
                 objective, its net asset value should
                 gain approximately the same amount,
                 on a percentage basis, as any
                 decrease in the Russell 2000 Index
                 when the Index declines on a given
                 day. Conversely, its net asset value
                 should lose approximately the same
                 amount, on a percentage basis, as any
                 increase in the Index when the Index
                 rises on a given day.
       -----------------------------------------------------------------
       The Russell 2000 Index is a measure of small-cap U.S. stock market performance. It is an adjusted market capitalizationweighted index containing approximately 2000 of the smallest companies in the Russell 3000 Index or
       approximately 8% ofthe total market capitalization of the
       Russell 3000 Index, which in turn represents approximately 98%
       of the investableU.S. equity market. All U.S. companies listed on the NYSE, AMEX or NASDAQ meeting an initial minimum ($1)
       price areconsidered for inclusion. Reconstitution occurs annually. Securities are not replaced if they leave the index, however, newissue securities meeting other membership requirements may be added on a quarterly basis.
       -----------------------------------------------------------------
       SPECIALTY ProFund VP UltraMid-Cap: seeks daily   ProFund Advisors
                 investment results, before fees and          LLC
                 expenses, that correspond to twice
                 (200%) the daily performance of the
                 S&P MidCap 400 Index(R). If ProFund
                 VP UltraMid-Cap is successful in
                 meeting its objective, its net asset
                 value should gain approximately twice
                 as much, on a percentage basis, as
                 the S&P MidCap 400 Index when the
                 Index rises on a given day.
                 Conversely, its net asset value
                 should lose approximately twice as
                 much, on a percentage basis, as the
                 Index when the Index declines on a
                 given day.
       -----------------------------------------------------------------
       SPECIALTY ProFund VP Short Mid-Cap: seeks daily  ProFund Advisors
                 investment results, before fees and          LLC
                 expenses, that correspond to the
                 inverse (opposite) of the daily
                 performance of the S&P MidCap 400
                 Index(R). If ProFund VP Short Mid-Cap
                 is successful in meeting its
                 objective, its net asset value should
                 gain approximately the same amount,
                 on a percentage basis, as any
                 decrease in the S&P MidCap 400 Index
                 when the Index declines on a given
                 day. Conversely, its net asset value
                 should lose approximately the same
                 amount, on a percentage basis, as any
                 increase in the Index when the Index
                 rises on a given day.
       -----------------------------------------------------------------
       The S&P MidCap 400 Index is a measure of mid-size company U.S. stock market performance. It is a float-adjustedmarket capitalization weighted index of 400 U.S. operating companies and REITs. Securities are selected for inclusion inthe index by the S&P U.S. Index Committee through a non-mechanical process that factors criteria such as liquidity, price,market capitalization and financial viability. Reconstitution occurs both on a quarterly and ongoing basis.
       -----------------------------------------------------------------

        ---------------------------------------------------------------
        STYLE/     INVESTMENT OBJECTIVES/POLICIES         PORTFOLIO
         TYPE                                             ADVISOR/
                                                         SUB-ADVISOR
        ---------------------------------------------------------------
         SMALL  ProFund VP Small-Cap Value: seeks      ProFund Advisors
          CAP   daily investment results, before fees        LLC
         VALUE  and expenses, that correspond to the
                daily performance of the S&P SmallCap
                600/Citigroup Value Index(R). The S&P
                SmallCap 600/Citigroup Value Index is
                designed to provide a comprehensive
                measure of small-cap U.S. equity
                "value" performance. It is an
                unmanaged float adjusted market
                capitalization weighted index
                comprised of stocks representing
                approximately half the market
                capitalization of the S&P SmallCap
                600 Index that have been identified
                as being on the value end of the
                growth-value spectrum.
        ---------------------------------------------------------------
         SMALL  ProFund VP Small-Cap Growth: seeks     ProFund Advisors
          CAP   daily investment results, before fees        LLC
        GROWTH  and expenses, that correspond to the
                daily performance of the S&P SmallCap
                600/Citigroup Growth Index(R). The
                S&P SmallCap 600/Citigroup Growth
                Index is designed to provide a
                comprehensive measure of small-cap
                U.S. equity "growth" performance. It
                is an unmanaged float adjusted market
                capitalization weighted index
                comprised of stocks representing
                approximately half the market
                capitalization of the S&P SmallCap
                600 Index that have been identified
                as being on the growth end of the
                growth-value spectrum.
        ---------------------------------------------------------------
        The S&P SmallCap 600 Index is a measure of small-cap company U.S. stock market performance. It is a float adjustedmarket capitalization weighted index of 600 U.S. operating companies. Securities are selected for inclusion in the index byan S&P committee through a nonmechanical process that factors criteria such as liquidity, price, market
        capitalization,financial viability, and public float.
        ---------------------------------------------------------------
         LARGE  ProFund VP Large-Cap Value: seeks      ProFund Advisors
          CAP   daily investment results, before fees        LLC
         VALUE  and expenses, that correspond to the
                daily performance of the S&P
                500/Citigroup Value Index(R). The S&P
                500/Citigroup Value Index is designed
                to provide a comprehensive measure of
                large-cap U.S. equity "value"
                performance. It is an unmanaged float
                adjusted market capitalization
                weighted index comprised of stocks
                representing approximately half the
                market capitalization of the S&P 500
                Index that have been identified as
                being on the value end of the growth
                value spectrum.
        ---------------------------------------------------------------
         LARGE  ProFund VP Large-Cap Growth: seeks     ProFund Advisors
          CAP   daily investment results, before fees        LLC
        GROWTH  and expenses, that correspond to the
                daily performance of the S&P
                500/Citigroup Growth Index(R). The
                S&P 500/Citigroup Growth Index is
                designed to provide a comprehensive
                measure of large-cap U.S. equity
                "growth" performance. It is an
                unmanaged float adjusted market
                capitalization weighted index
                comprised of stocks representing
                approximately half the market
                capitalization of the S&P 500 Index
                that have been identified as being on
                the growth end of the growth-value
                spectrum.
        ---------------------------------------------------------------
        MID CAP ProFund VP Mid-Cap Value: seeks daily  ProFund Advisors
         VALUE  investment results, before fees and          LLC
                expenses, that correspond to the
                daily performance of the S&P MidCap
                400/Citigroup Value Index(R). The S&P
                MidCap 400/Citigroup Value Index is
                designed to provide a comprehensive
                measure of mid-cap U.S. equity
                "value" performance. It is an
                unmanaged float adjusted market
                capitalization weighted index
                comprised of stocks representing
                approximately half the market
                capitalization of the S&P MidCap 400
                Index that have been identified as
                being on the value end of the
                growth-value spectrum.
        ---------------------------------------------------------------
        MID CAP ProFund VP Mid-Cap Growth: seeks       ProFund Advisors
        GROWTH  daily investment results, before fees        LLC
                and expenses, that correspond to the
                daily performance of the S&P MidCap
                400/Citigroup Growth Index(R). The
                S&P MidCap 400/Citigroup Growth Index
                is designed to provide a
                comprehensive measure of mid-cap U.S.
                equity "growth" performance. It is an
                unmanaged float adjusted market
                capitalization weighted index
                comprised of stocks representing
                approximately half the market
                capitalization of the S&P MidCap 400
                Index that have been identified as
                being on the growth end of the
                growth-value spectrum.
        ---------------------------------------------------------------

       -----------------------------------------------------------------
        STYLE/      INVESTMENT OBJECTIVES/POLICIES         PORTFOLIO
         TYPE                                              ADVISOR/
                                                          SUB-ADVISOR
       -----------------------------------------------------------------
       SPECIALTY ProFund VP Asia 30: seeks daily        ProFund Advisors
                 investment results, before fees and          LLC
                 expenses, that correspond to the
                 daily performance of the ProFunds
                 Asia 30 Index. The ProFunds Asia 30
                 Index, created by ProFund Advisors,
                 is composed of 30 companies whose
                 principal offices are located in the
                 Asia/Pacific region, excluding Japan,
                 and whose securities are traded on
                 U.S. exchanges or on the NASDAQ as
                 depository receipts or ordinary
                 shares. The component companies in
                 the ProFunds Asia 30 Index are
                 determined annually based upon their
                 U.S. dollar-traded volume. Their
                 relative weights are determined based
                 on the modified market capitalization
                 method.
       -----------------------------------------------------------------
        INTER-   ProFund VP Europe 30: seeks daily      ProFund Advisors
       NATIONAL  investment results, before fees and          LLC
        EQUITY   expenses, that correspond to the
                 daily performance of the ProFunds
                 Europe 30 Index. The ProFunds Europe
                 30 Index, created by ProFund
                 Advisors, is composed of companies
                 whose principal offices are located
                 in Europe and whose securities are
                 traded on U.S. exchanges or on the
                 NASDAQ as depositary receipts or
                 ordinary shares. The component
                 companies in the ProFunds Europe 30
                 Index are determined annually based
                 upon their U.S. dollar-traded volume.
                 Their relative weights are determined
                 based on a modified market
                 capitalization method.
       -----------------------------------------------------------------
       SPECIALTY ProFund VP Japan: seeks daily          ProFund Advisors
                 investment results, before fees and          LLC
                 expenses, that correspond to the
                 daily performance of the Nikkei 225
                 Stock Average. The Fund determines
                 its success in meeting this
                 investment objective by comparing its
                 daily return on a given day with the
                 daily performance of the
                 dollar-denominated Nikkei 225 futures
                 contracts traded in the United
                 States. The Fund seeks to provide a
                 return consistent with an investment
                 in the component equities in the
                 Nikkei 225 Stock Average hedged to
                 U.S. dollars.
       -----------------------------------------------------------------
       The Nikkei 225 Stock Average ("Nikkei" ) is a modified price-weighted index of the 225 most actively traded and liquidJapanese companies listed in the First Section of the
       Tokyo Stock Exchange (TSE). The Nikkei is calculated from the pricesof the 225 TSE First Section stocks selected to represent a broad cross-section of Japanese industries and the overallperformance of the Japanese equity market. Nihon Keizai Shimbun, Inc. is the sponsor of the Index. Companies in
       theNikkei are reviewed annually. Emphasis is placed on maintaining the Index's historical continuity while keeping the Indexcomposed of stocks with high market liquidity. The sponsor consults with various market experts, considers companyspecific information and the overall composition of the Index.
       -----------------------------------------------------------------
       SPECIALTY ProFund VP Banks: seeks daily          ProFund Advisors
                 investment results, before fees and          LLC
                 expenses, that correspond to the
                 daily performance of the Dow Jones
                 U.S. Banks Index. The Dow Jones U.S.
                 Banks Index measures the performance
                 of the banking sector of the U.S.
                 equity market. Component companies
                 include regional and major U.S.
                 domiciled banks engaged in a wide
                 range of financial services,
                 including retail banking, loans and
                 money transmissions.
       -----------------------------------------------------------------
       SPECIALTY ProFund VP Basic Materials: seeks      ProFund Advisors
                 daily investment results, before fees        LLC
                 and expenses, that correspond to the
                 daily performance of the Dow Jones
                 U.S. Basic Materials Index. The Dow
                 Jones U.S. Basic Materials Index
                 measures the performance of the basic
                 materials industry of the U.S. equity
                 market. Component companies are
                 involved in the production of
                 aluminum, steel, non ferrous metals,
                 commodity chemicals, specialty
                 chemicals, forest products, paper
                 products, as well as the mining of
                 precious metals and coal.
       -----------------------------------------------------------------
       SPECIALTY ProFund VP Biotechnology: seeks daily  ProFund Advisors
                 investment results, before fees and          LLC
                 expenses, that correspond to the
                 daily performance of the Dow Jones
                 U.S. Biotechnology Index. The Dow
                 Jones U.S. Biotechnology Index
                 measures the performance of the
                 biotechnology subsector of the U.S.
                 equity market. Component companies
                 engage in research and development of
                 biological substances for drug
                 discovery and diagnostic development.
                 These companies derive most of their
                 revenue from the sale of licensing of
                 drugs and diagnostic tools.
       -----------------------------------------------------------------

       -----------------------------------------------------------------
        STYLE/      INVESTMENT OBJECTIVES/POLICIES         PORTFOLIO
         TYPE                                              ADVISOR/
                                                          SUB-ADVISOR
       -----------------------------------------------------------------
       SPECIALTY ProFund VP Consumer Goods: seeks       ProFund Advisors
                 daily investment results, before fees        LLC
                 and expenses, that correspond to the
                 daily performance of the Dow Jones
                 U.S. Consumer Goods Index. The Dow
                 Jones U.S. Consumer Goods Index
                 measures the performance of consumer
                 spending in the goods industry of the
                 U.S. equity market. Component
                 companies include automobiles and
                 auto parts and tires, brewers and
                 distillers, farming and fishing,
                 durable and non-durable household
                 product manufacturers, cosmetic
                 companies, food and tobacco products,
                 clothing, accessories and footwear.
       -----------------------------------------------------------------
       SPECIALTY ProFund VP Consumer Services: seeks    ProFund Advisors
                 daily investment results, before fees        LLC
                 and expenses, that correspond to the
                 daily performance of the Dow Jones
                 U.S. Consumer Services Index. The Dow
                 Jones U.S. Consumer Services Index
                 measures the performance of consumer
                 spending in the services industry of
                 the U.S. equity market. Component
                 companies include airlines,
                 broadcasting and entertainment,
                 apparel and broadline retailers, food
                 and drug retailers, media agencies,
                 publishing, gambling, hotels,
                 restaurants and bars, and travel and
                 tourism.
       -----------------------------------------------------------------
       SPECIALTY ProFund VP Financials: seeks daily     ProFund Advisors
                 investment results, before fees and          LLC
                 expenses, that correspond to the
                 daily performance of the Dow Jones
                 U.S. Financials Index. The Dow Jones
                 U.S. Financials Index measures the
                 performance of the financial services
                 industry of the U.S. equity market.
                 Component companies include regional
                 banks; major U.S. domiciled
                 international banks; full line, life,
                 and property and casualty insurance
                 companies; companies that invest,
                 directly or indirectly in real
                 estate; diversified financial
                 companies such as Fannie Mae, credit
                 card issuers, check cashing
                 companies, mortgage lenders and
                 investment advisers; securities
                 brokers and dealers, including
                 investment banks, merchant banks and
                 online brokers; and publicly traded
                 stock exchanges.
       -----------------------------------------------------------------
       SPECIALTY ProFund VP Health Care: seeks daily    ProFund Advisors
                 investment results, before fees and          LLC
                 expenses, that correspond to the
                 daily performance of the Dow Jones
                 U.S. Health Care Index. The Dow Jones
                 U.S. Health Care Index measures the
                 performance of the healthcare
                 industry of the U.S. equity market.
                 Component companies include health
                 care providers, biotechnology
                 companies, medical supplies, advanced
                 medical devices and pharmaceuticals.
       -----------------------------------------------------------------
       SPECIALTY ProFund VP Industrials: seeks daily    ProFund Advisors
                 investment results, before fees and          LLC
                 expenses, that correspond to the
                 daily performance of the Dow Jones
                 U.S. Industrials Index. The Dow Jones
                 U.S. Industrials Index measures the
                 performance of the industrial
                 industry of the U.S. equity market.
                 Component companies include building
                 materials, heavy construction,
                 factory equipment, heavy machinery,
                 industrial services, pollution
                 control, containers and packaging,
                 industrial diversified, air freight,
                 marine transportation, railroads,
                 trucking, land-transportation
                 equipment, shipbuilding,
                 transportation services, advanced
                 industrial equipment, electric
                 components and equipment, and
                 aerospace.
       -----------------------------------------------------------------
       SPECIALTY ProFund VP Internet: seeks daily       ProFund Advisors
                 investment results, before fees and          LLC
                 expenses, that correspond to the
                 daily performance of the Dow Jones
                 Composite Internet Index. The Dow
                 Jones Composite Internet Index
                 measures the performance of stocks in
                 the U.S. equity markets that generate
                 the majority of their revenues from
                 the Internet. The Index is composed
                 of two sub-groups: Internet Commerce
                 - companies that derive the majority
                 of their revenues from providing
                 goods and/or services through an open
                 network, such as a web site. Internet
                 Services - companies that derive the
                 majority of their revenues from
                 providing access to the Internet or
                 providing services to people using
                 the Internet.
       -----------------------------------------------------------------
       SPECIALTY ProFund VP Oil & Gas: seeks daily      ProFund Advisors
                 investment results, before fees and          LLC
                 expenses, that correspond to the
                 daily performance of the Dow Jones
                 U.S. Oil & Gas Index. The Dow Jones
                 U.S. Oil & Gas Index measures the
                 performance of the oil and gas
                 industry of the U.S. equity market.
                 Component companies include oil
                 drilling equipment and services, oil
                 companies-major, oil
                 companies-secondary, pipelines,
                 liquid, solid or gaseous fossil fuel
                 producers and service companies.
       -----------------------------------------------------------------

       -----------------------------------------------------------------
        STYLE/      INVESTMENT OBJECTIVES/POLICIES         PORTFOLIO
         TYPE                                              ADVISOR/
                                                          SUB-ADVISOR
       -----------------------------------------------------------------
       SPECIALTY ProFund VP Pharmaceuticals: seeks      ProFund Advisors
                 daily investment results, before fees        LLC
                 and expenses, that correspond to the
                 daily performance of the Dow Jones
                 U.S. Pharmaceuticals Index. The Dow
                 Jones U.S. Pharmaceuticals Index
                 measures the performance of the
                 pharmaceuticals subsector of the U.S.
                 equity market. Component companies
                 include the makers of prescription
                 and over-the-counter drugs such as
                 birth control pills, vaccines,
                 aspirin and cold remedies.
       -----------------------------------------------------------------
       SPECIALTY ProFund VP Precious Metals: seeks      ProFund Advisors
                 daily investment results, before fees        LLC
                 and expenses, that correspond to the
                 daily performance of the Dow Jones
                 Precious Metals Index. The Dow Jones
                 Precious Metals Index measures the
                 performance of the precious metals
                 mining industry. Component companies
                 include leading miners and producers
                 of gold, silver and platinum-group
                 metals whose securities are available
                 to U.S. investors during U.S. trading
                 hours. It is a float-adjusted
                 market-capitalization weighted index.
       -----------------------------------------------------------------
       SPECIALTY ProFund VP Real Estate: seeks daily    ProFund Advisors
                 investment results, before fees and          LLC
                 expenses, that correspond to the
                 daily performance of the Dow Jones
                 U.S. Real Estate Index. The Dow Jones
                 U.S. Real Estate Index measures the
                 performance of the real estate sector
                 of the U.S. equity market. Component
                 companies include those that invest
                 directly or indirectly through
                 development, management or ownership
                 of shopping malls, apartment
                 buildings and housing developments;
                 and real estate investment trusts
                 ("REITs") that invest in apartments,
                 office and retail properties. REITs
                 are passive investment vehicles that
                 invest primarily in income-producing
                 real estate or real estate related
                 loans or interests.
       -----------------------------------------------------------------
       SPECIALTY ProFund VP Semiconductor: seeks daily      ProFund
                 investment results, before fees and      Advisors LLC
                 expenses, that correspond to the
                 daily performance of the Dow Jones
                 U.S. Semiconductors Index. The Dow
                 Jones U.S. Semiconductors Index
                 measures the performance of the
                 semiconductor subsector of the U.S.
                 equity market. Component companies
                 are engaged in the production of
                 semiconductors and other integrated
                 chips, as well as other related
                 products such as semiconductor
                 capital equipment and mother-boards.
       -----------------------------------------------------------------
       SPECIALTY ProFund VP Technology: seeks daily         ProFund
                 investment results, before fees and      Advisors LLC
                 expenses, that correspond to the
                 daily performance of the Dow Jones
                 U.S. Technology Index. The Dow Jones
                 U.S. Technology Index measures the
                 performance of the technology
                 industry of the U.S. equity market.
                 Component companies include those
                 involved in computers and office
                 equipment, software, communications
                 technology, semiconductors,
                 diversified technology services and
                 Internet services.
       -----------------------------------------------------------------
       SPECIALTY ProFund VP Telecommunications: seeks       ProFund
                 daily investment results, before fees    Advisors LLC
                 and expenses, that correspond to the
                 daily performance of the Dow Jones
                 U.S. Telecommunications Index. The
                 Dow Jones U.S. Telecommunications
                 Index measures the performance of the
                 telecommunications industry of the
                 U.S. equity market. Component
                 companies include fixed-line
                 communications and wireless
                 communications companies.
       -----------------------------------------------------------------
       SPECIALTY ProFund VP Utilities: seeks daily          ProFund
                 investment results, before fees and      Advisors LLC
                 expenses, that correspond to the
                 daily performance of the Dow Jones
                 U.S. Utilities Sector Index. The Dow
                 Jones U.S. Utilities Sector Index
                 measures the performance of the
                 utilities industry of the U.S. equity
                 market. Component companies include
                 electric utilities, gas utilities and
                 water utilities.
       -----------------------------------------------------------------
       SPECIALTY ProFund VP U.S. Government Plus:           ProFund
                 seeks daily investment results,          Advisors LLC
                 before fees and expenses, that
                 correspond to one and one-quarter
                 times (125%) the daily price movement
                 of the most recently issued 30-year
                 U.S. Treasury bond ("Long Bond"). In
                 accordance with its stated objective,
                 the net asset value of ProFund VP
                 U.S. Government Plus generally should
                 decrease as interest rates rise. If
                 ProFund VP U.S. Government Plus is
                 successful in meeting its objective,
                 its net asset value should gain
                 approximately one and one-quarter
                 times (125%) as much, on a percentage
                 basis, as any daily increase in the
                 price of the Long Bond on a given
                 day. Conversely, its value should
                 lose approximately one and
                 one-quarter as much, on a percentage
                 basis, as any daily decrease in the
                 price of the Long Bond on a given day.
       -----------------------------------------------------------------

       ------------------------------------------------------------------
        STYLE/      INVESTMENT OBJECTIVES/POLICIES          PORTFOLIO
         TYPE                                               ADVISOR/
                                                           SUB-ADVISOR
       ------------------------------------------------------------------
       SPECIALTY ProFund VP Rising Rates Opportunity:        ProFund
                 seeks daily investment results,          Advisors LLC
                 before fees and expenses, that
                 correspond to one and one-quarter
                 times (125%) the inverse (opposite)
                 of the daily price movement of the
                 most recently issued 30-year U.S.
                 Treasury bond ("Long Bond"). In
                 accordance with its stated objective,
                 the net asset value of ProFund VP
                 Rising Rates Opportunity generally
                 should decrease as interest rates
                 fall. If ProFund VP Rising Rates
                 Opportunity is successful in meeting
                 its objective, its net asset value
                 should gain approximately one and
                 one-quarter times as much, on a
                 percentage basis, as any daily
                 decrease in the Long Bond on a given
                 day. Conversely, its net asset value
                 should lose approximately one and
                 one-quarter times as much, on a
                 percentage basis, as any daily
                 increase in the price of the Long
                 Bond on a given day.
       ------------------------------------------------------------------
       SPECIALTY Access VP High Yield Fund: seeks to         ProFund
                 provide investment results that          Advisors LLC
                 correspond generally to the total
                 return of the high yield market
                 consistent with maintaining
                 reasonable liquidity. The Fund will
                 achieve its high yield exposure
                 primarily through credit default
                 swaps (CDSs) but may invest in high
                 yield debt instruments ("junk
                 bonds"), interest rate swap
                 agreements and futures contracts, and
                 other debt and money market
                 instruments without limitation,
                 consistent with applicable
                 regulations. Under normal market
                 conditions, the Fund will invest at
                 least 80% of its net assets in CDSs
                 and other financial instruments that
                 in combination have economic
                 characteristics similar to the high
                 yield debt market and/or in high
                 yield debt securities. The Fund seeks
                 to maintain exposure to the high
                 yield bond markets regardless of
                 market conditions and without taking
                 defensive positions in cash or other
                 instruments in anticipation of an
                 adverse climate for the high yield
                 bond markets. ProFund Advisors does
                 not conduct fundamental analysis in
                 managing the Fund.
       ------------------------------------------------------------------
                      THE PRUDENTIAL SERIES FUND
       ------------------------------------------------------------------
        INTER-   The Prudential Series Fund - SP           Prudential
       NATIONAL  International Growth Portfolio         Investments LLC/
        EQUITY   (formerly, The Prudential Series Fund   William Blair &
                 - SP William Blair International         Company, LLC
                 Growth Portfolio): Seeks long-term
                 capital appreciation. The Portfolio
                 invests primarily in stocks of large
                 and medium-sized companies located in
                 countries included in the Morgan
                 Stanley Capital International All
                 Country World Ex-U.S. Index. Under
                 normal market conditions, the
                 portfolio invests at least 80% of its
                 net assets in equity securities. The
                 Portfolio's assets normally will be
                 allocated among not fewer than six
                 different countries and will not
                 concentrate investments in any
                 particular industry. The Portfolio
                 seeks companies that historically
                 have had superior growth,
                 profitability and quality relative to
                 local markets and relative to
                 companies within the same industry
                 worldwide, and that are expected to
                 continue such performance. (see
                 information above regarding limited
                 availability of this option.)
       ------------------------------------------------------------------
                      WELLS FARGO VARIABLE TRUST
       ------------------------------------------------------------------
         LARGE   Wells Fargo Advantage VT Equity        Wells Fargo Funds
          CAP    Income Fund (formerly known as Wells    Management, LLC
         VALUE   Fargo Advantage Equity Income Fund):
                 Seeks long-term capital appreciation
                 and dividend income. The Portfolio
                 invests principally in equity
                 securities of large-capitalization
                 companies, which they define as
                 companies with market capitalizations
                 of $3 billion or more.
       ------------------------------------------------------------------


 "Dow Jones Industrial Average/SM/", "DJIA/SM/", "Dow Industrials/SM/", "The Dow/SM/", and "The Dow 10/SM/", are service marks of Dow Jones & Company, Inc. ("Dow Jones") and have been licensed for use for certain purposes by First Trust Advisors L.P. ("First Trust"). The portfolios, including, and in particular the Target Managed VIP portfolio The Dow/SM/ DART 10 portfolio, and The Dow/SM/ Target Dividend Portfolio are not endorsed, sold or promoted by Dow Jones, and Dow Jones makes no representation regarding the advisability of investing in such products.

 "Standard & Poor's," "S&P," "S&P 500," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by First Trust on behalf of the S&P Target 24 Portfolio and the Target Managed VIP Portfolio. The Portfolios are not sponsored, endorsed, managed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Portfolio.

 "The Nasdaq 100(R)", "Nasdaq-100 Index(R)", "Nasdaq Stock Market(R)", and "Nasdaq(R)" are trade or service marks of The Nasdaq Stock Market, Inc. (which with its affiliates are the "Corporations") and have been licensed for use by First Trust. The Nasdaq Target 15 Portfolio and Target Managed VIP Portfolio have not been passed on by the Corporations as to its legality or suitability. The Nasdaq Target 15 Portfolio and Target Managed VIP Portfolio are not issued, endorsed, sponsored, managed, sold or promoted by the Corporations. The Corporations make no warranties and bear no liability with respect to the Nasdaq Target 15 Portfolio or the Target Managed VIP Portfolio.

 "Value Line(R)," "The Value Line Investment Survey," and "Value Line Timeliness/TM/ Ranking System" are registered trademarks of Value Line Securities, Inc. or Value Line Publishing, Inc. The Target Managed VIP(R) Portfolio and Value Line Target 25 Portfolio are not sponsored, recommended, sold or promoted by Value Line Publishing, Inc., Value Line, Inc. or Value Line Securities, Inc. ("Value Line"). Value Line makes no representation regarding the advisability of investing in the Portfolio.

 The First Trust(R) 10 Uncommon Values portfolio is not sponsored or created by Lehman Brothers, Inc. ("Lehman Brothers"). Lehman Brothers' only relationship to First Trust is the licensing of certain trademarks and trade names of Lehman Brothers and of the "10 Uncommon Values" which is determined, composed and calculated by Lehman Brothers without regard to First Trust or the First Trust(R) 10 Uncommon Values portfolio.

 Dow Jones has no relationship to the ProFunds VP, other than the licensing of the Dow Jones sector indices and its service marks for use in connection with the ProFunds VP. The ProFunds VP are not sponsored, endorsed, sold, or promoted by Standard & Poor's or NASDAQ, and neither Standard & Poor's nor NASDAQ makes any representations regarding the advisability of investing in the ProFunds VP.

 WHAT ARE THE FIXED ALLOCATIONS?
 We offer Fixed Allocations of different durations during the accumulation period. These "Fixed Allocations" earn a guaranteed fixed rate of interest for a specified period of time, called the "Guarantee Period." In most states, we offer Fixed Allocations with Guarantee Periods from 1 to 10 years. We may also offer special purpose Fixed Allocations for use with certain optional investment programs. We guarantee the fixed rate for the entire Guarantee Period. However, if you withdraw or transfer Account Value before the end of the Guarantee Period, we will adjust the value of your withdrawal or transfer based on a formula, called a "Market Value Adjustment." The Market Value Adjustment can either be positive or negative, depending on the movement of applicable interest rates payable on Strips of the appropriate duration. Please refer to the section entitled "How does the Market Value Adjustment Work?" for a description of the formula along with examples of how it is calculated. You may allocate Account Value to more than one Fixed Allocation at a time.


 Fixed Allocations may not be available in all states. Availability of Fixed Allocations is subject to change and may differ by state and by the annuity product you purchase. Please call American Skandia at 1-800-752-6342 to determine availability of Fixed Allocations in your state and for your annuity product. We may restrict your ability to allocate Account Value to Fixed Allocations if you elect certain optional benefits. The interest rate that we credit to the Fixed Allocations may be reduced by an amount that corresponds to the asset-based charges assessed against the Sub-accounts.

                               FEES AND CHARGES


 The charges under each Annuity are designed to cover, in the aggregate, our direct and indirect costs of selling, administering and providing benefits under each Annuity. They are also designed, in the aggregate, to compensate us for the risks of loss we assume. If, as we expect, the charges that we collect from the Annuities exceed our total costs in connection with the Annuities, we will earn a profit. Otherwise we will incur a loss. For example, American Skandia may make a profit on the Insurance Charge if, over time, the actual costs of providing the guaranteed insurance obligations under an Annuity are less than the amount we deduct for the Insurance Charge. To the extent we make a profit on the Insurance Charge, such profit may be used for any other corporate purpose, including payment of other expenses that American Skandia incurs in promoting, distributing, issuing and administering an Annuity and, in the case of XT6, ASAP III and APEX II to offset a portion of the costs associated with offering any Credits which are funded through American Skandia's general account.

 The rates of certain of our charges have been set with reference to estimates of the amount of specific types of expenses or risks that we will incur. In most cases, this prospectus identifies such expenses or risks in the name of the charge; however, the fact that any charge bears the name of, or is designed primarily to defray a particular expense or risk does not mean that the amount we collect from that charge will never be more than the amount of such expense or risk, nor does it mean that we may not also be compensated for such expense or risk out of any other charges we are permitted to deduct by the terms of the Annuity. A portion of the proceeds that American Skandia receives from charges that apply to the Sub-accounts may include amounts based on market appreciation of the Sub-account values including, for ASAP III, XT6 and APEX II, appreciation on amounts that represent any Credits.


 WHAT ARE THE CONTRACT FEES AND CHARGES?


 Contingent Deferred Sales Charge: We do not deduct a sales charge from Purchase Payments you make to your Annuity. However, we may deduct a CDSC if you surrender your Annuity or when you make a partial withdrawal. The CDSC reimburses us for expenses related to sales and distribution of the Annuity, including commissions, marketing materials and other promotional expenses. The CDSC is calculated as a percentage of your Purchase Payment being surrendered or withdrawn during the applicable Annuity Year. For purposes of calculating the CDSC, we consider the year following the Issue Date of your Annuity as Year 1. The amount of the CDSC decreases over time, measured from the Issue Date of the Annuity. The CDSC percentages for ASAP III, APEX II and XT6 are shown under "Summary of Contract Fees and Charges". No CDSC is deducted from ASL II Annuities. If you purchase XT6 and make a withdrawal that is subject to a CDSC, we may use part of that CDSC to recoup our costs of providing the Credit. However, we do not impose any CDSC on your withdrawal of a Credit amount.


 With respect to a partial withdrawal, we calculate the CDSC by assuming that any available free withdrawal amount is taken out first (see How Much Can I Withdraw as a Free Withdrawal?). If the free withdrawal amount is not sufficient, we then assume that withdrawals are taken from Purchase Payments that have not been previously withdrawn, on a first-in, first-out basis, and subsequently from any other Account Value in the Annuity.

 For purposes of calculating any applicable CDSC on a surrender, the Purchase Payments being withdrawn may be greater than your remaining Account Value or the amount of your withdrawal request. This is most likely to occur if you have made prior partial withdrawals or if your Account Value has declined in value due to negative market performance. In that scenario, we would determine the CDSC amount as the applicable percentage of the Purchase Payments being withdrawn, rather than as a percentage of the remaining Account Value or withdrawal request. Thus, the CDSC would be greater than if it were calculated as a percentage of remaining Account Value or withdrawal amount.


 We may waive any applicable CDSC under certain circumstances including certain medically-related circumstances or when taking a Minimum Distribution from an Annuity purchased as a "qualified" investment. Free Withdrawals, Medically-Related Surrenders and Minimum Distributions are each explained more fully in the section entitled "Access to Your Account Value".


 Transfer Fee: Currently, you may make twenty (20) free transfers between investment options each Annuity Year. We will charge $10.00 for each transfer after the twentieth in each Annuity Year. We do not consider transfers made as part of a Dollar Cost Averaging, Automatic Rebalancing or asset allocation program when we count the twenty free transfers. All transfers made on the same day will be treated as one (1) transfer. Renewals or transfers of Account Value from a Fixed Allocation at the end of its Guarantee Period are not subject to the Transfer Fee and are not counted toward the twenty free transfers. We may reduce the number of free transfers allowable each Annuity Year (subject to a minimum of eight) without charging a Transfer Fee unless you make use of electronic means to transmit your transfer requests. We may eliminate the Transfer Fee for transfer requests transmitted electronically or through other means that reduce our processing costs. If enrolled in any program that does not permit transfer requests to be transmitted electronically, the Transfer Fee will not be waived.

 Annual Maintenance Fee: During the accumulation period we deduct an Annual Maintenance Fee. The Annual Maintenance Fee is $35.00 or 2% of your Account Value invested in the Sub-accounts, whichever is less. This fee will be deducted annually on the anniversary of the Issue Date of your Annuity or, if you surrender your Annuity during the Annuity Year, the fee is deducted at the time of surrender. With respect to ASAP III, APEX II and ASL II, currently, the Annual Maintenance Fee is only deducted if your Account Value is less than $100,000 on the anniversary of the Issue Date or at the time of surrender. With respect to XT6, we deduct the Annual Maintenance Fee regardless of Account Value. We do not impose the Annual Maintenance Fee upon annuitization, the payment of a Death Benefit, or a medically-related full surrender. We may increase the Annual Maintenance Fee. However, any increase will only apply to Annuities issued after the date of the increase. For beneficiaries that elect the Beneficiary Continuation Option, the Annual Maintenance Fee is the lesser of $30 or 2% of Account Value. For a non-qualified Beneficiary Continuation Option, the fee is only applicable if the Account Value is less than $25,000 at the time the fee is assessed.

 Tax Charge: Several states and some municipalities charge premium taxes or similar taxes on annuities that we are required to pay. The amount of tax will vary from jurisdiction to jurisdiction and is subject to change. The tax charge currently ranges up to 3 1/2% of your Purchase Payments and is designed to approximate the taxes that we are required to pay. We generally will deduct the charge at the time the tax is imposed, but may also decide to deduct the charge from each Purchase Payment at the time of a withdrawal or surrender of your Annuity or at the time you elect to begin receiving annuity payments. We may assess a charge against the Sub-accounts and the Fixed Allocations equal to any taxes which may be imposed upon the separate accounts.

 We will pay company income taxes on the taxable corporate earnings created by this separate account product. While we may consider company income taxes when pricing our products, we do not currently include such income taxes in the tax charges you pay under the Annuity. We will periodically review the issue of charging for these taxes and may impose a charge in the future.


 In calculating our corporate income tax liability, we derive certain corporate income tax benefits associated with the investment of company assets, including separate account assets, which are treated as company assets under applicable income tax law. These benefits reduce our overall corporate income tax liability. Under current law, such benefits may include foreign tax credits and corporate dividends received deductions. We do not pass these tax benefits through to holders of the separate account annuity contracts because
 (i) the contract owners are not the owners of the assets generating these benefits under applicable income tax law and (ii) we do not currently include company income taxes in the tax charges you pay under the contract.


 Insurance Charge: We deduct an Insurance Charge daily. The charge is assessed against the daily assets allocated to the Sub-accounts and is equal to the amount indicated under "Summary of Contract Fees and Charges". The Insurance Charge is the combination of the Mortality & Expense Risk Charge and the Administration Charge. The Insurance Charge is intended to compensate American Skandia for providing the insurance benefits under each Annuity, including each Annuity's basic Death Benefit that provides guaranteed benefits to your beneficiaries even if the market declines and the risk that persons we guarantee annuity payments to will live longer than our assumptions. The charge also covers administrative costs associated with providing the Annuity benefits, including preparation of the contract and prospectus, confirmation statements, annual account statements and annual reports, legal and accounting fees as well as various related expenses. Finally, the charge covers the risk that our assumptions about the mortality risks and expenses under each Annuity are incorrect and that we have agreed not to increase these charges over time despite our actual costs. We may increase the portion of the total Insurance Charge that is deducted for administrative costs; however, any increase will only apply to Annuities issued after the date of the increase.


 The Insurance Charge is not deducted against assets allocated to a Fixed Allocation. However, the amount we credit to Fixed Allocations may also reflect similar assumptions about the insurance guarantees provided under each Annuity.

 Distribution Charge: For ASAP III and XT6, we deduct a Distribution Charge daily. The charge is assessed against the average assets allocated to the Sub-accounts and is equal to the amount indicated under "Summary of Contract Fees and Charges" on an annual basis. The Distribution Charge is intended to compensate us for a portion of our acquisition expenses under the Annuity, including promotion and distribution of the Annuity and, with respect to XT6, the costs associated with offering Credits which are funded through American Skandia's general account. The Distribution Charge is deducted against your Annuity's Account Value and any increases or decreases in your Account Value based on market fluctuations of the Sub-accounts will affect the charge.


 Optional Benefits for which we assess a charge: Generally, if you elect to purchase certain optional benefits, we will deduct an additional charge on a daily basis from your Account Value allocated to the Sub-accounts. The additional charge is included in the daily calculation of the Unit Price for each Sub-account. We may assess charges for other optional benefits on a different basis. Please refer to the section entitled "Summary of Contract Fees and Charges" for the list of charges for each Optional Benefit.

 Settlement Service Charge: If your beneficiary takes the death benefit under a Beneficiary Continuation Option, we deduct a Settlement Service Charge. The charge is assessed daily against the average assets allocated to the Sub-accounts and is equal to an annual charge of 1.00% for non-qualified Annuities and 1.40% for qualified Annuities.

 Fees and expenses incurred by the Portfolios: Each Portfolio incurs total annual operating expenses comprised of an investment management fee, other expenses and any distribution and service (12b-1) fees that may apply. These fees and expenses are reflected daily by each Portfolio before it provides American Skandia with the net asset value as of the close of business each day. More detailed information about fees and expenses can be found in the prospectuses for the Portfolios.

 WHAT CHARGES APPLY TO THE FIXED ALLOCATIONS?
 No specific fees or expenses are deducted when determining the rate we credit to a Fixed Allocation. However, for some of the same reasons that we deduct the Insurance Charge against Account Value allocated to the Sub-accounts, we also take into consideration mortality, expense, administration, profit and other factors in determining the interest rates we credit to Fixed Allocations. Any CDSC or Tax Charge applies to amounts that are taken from the Sub-accounts or the Fixed Allocations. A Market Value Adjustment may also apply to transfers, certain withdrawals, surrender or annuitization from a Fixed Allocation.

 WHAT CHARGES APPLY IF I CHOOSE AN ANNUITY PAYMENT OPTION?

 If you select a fixed payment option, the amount of each fixed payment will depend on the Account Value of your Annuity when you elected to annuitize. There is no specific charge deducted from these payments; however, the amount of each annuity payment reflects assumptions about our insurance expenses. If you select a variable payment option that we may offer, then the amount of your benefits will reflect changes in the value of your Annuity and will be subject to charges that apply under the variable immediate annuity option. Also, a tax charge may apply (see "Tax Charge" above). Currently, we only offer fixed payment options.


 EXCEPTIONS/REDUCTIONS TO FEES AND CHARGES
 We may reduce or eliminate certain fees and charges or alter the manner in which the particular fee or charge is deducted. For example, we may reduce the amount of any CDSC or the length of time it applies, reduce or eliminate the amount of the Annual Maintenance Fee or reduce the portion of the total Insurance Charge that is deducted as an Administration Charge. Generally, these types of changes will be based on a reduction to our sales, maintenance or administrative expenses due to the nature of the individual or group purchasing the Annuity. Some of the factors we might consider in making such a decision are: (a) the size and type of group; (b) the number of Annuities purchased by an Owner; (c) the amount of Purchase Payments or likelihood of additional Purchase Payments; (d) whether an annuity is reinstated pursuant to our rules; and/or (e) other transactions where sales, maintenance or administrative expenses are likely to be reduced. We will not discriminate unfairly between Annuity purchasers if and when we reduce any fees and charges.

                            PURCHASING YOUR ANNUITY

 WHAT ARE OUR REQUIREMENTS FOR PURCHASING ONE OF THE ANNUITIES?


 Initial Purchase Payment: Unless we agree otherwise and subject to our rules, you must make a minimum initial Purchase Payment as follows: $1,000 for ASAP III, $10,000 for XT6 and APEX II and $15,000 for ASL II. However, if you decide to make payments under a systematic investment or an electronic funds transfer program, we may accept a lower initial Purchase Payment provided that, within the first Annuity Year, your subsequent Purchase Payments plus your initial Purchase Payment total the minimum initial Purchase Payment amount required for the Annuity purchased.

 Where allowed by law, we must approve any initial and additional Purchase Payments of $1,000,000 or more. We may apply certain limitations and/or restrictions on an Annuity as a condition of our acceptance, including limiting the liquidity features or the Death Benefit protection provided under an Annuity, limiting the right to make additional Purchase Payments, changing the number of transfers allowable under an Annuity or restricting the Sub-accounts or Fixed Allocations that are available. Other limitations and/or restrictions may apply. Applicable laws designed to counter terrorists and prevent money laundering might, in certain circumstances, require us to block a contract owner's ability to make certain transactions, and thereby refuse to accept Purchase Payments or requests for transfers, partial withdrawals, total withdrawals, death benefits, or income payments until instructions are received from the appropriate regulator. We also may be required to provide additional information about you and your Annuity to government regulators.


 Except as noted below, Purchase Payments must be submitted by check drawn on a U.S. bank, in U.S. dollars, and made payable to American Skandia. Purchase Payments may also be submitted via 1035 exchange or direct transfer of funds. Under certain circumstances, Purchase Payments may be transmitted to American Skandia via wiring funds through your Financial Professional's broker-dealer firm. Additional Purchase Payments may also be applied to your Annuity under an electronic funds transfer arrangement where you authorize us to deduct money directly from your bank account. We may reject any payment if it is received in an unacceptable form. Our acceptance of a check is subject to our ability to collect funds.

 Age Restrictions: Unless we agree otherwise and subject to our rules, the Owner (or Annuitant if entity owned) must not be older than a maximum issue age as of the Issue Date of the Annuity as follows: age 80 for ASAP III, age 75 for XT6 and age 85 for APEX II. For ASL II, there is no maximum issue age, however the basic death benefit provides greater protection for Owners under age 85. If an Annuity is owned jointly, the oldest of the Owners must not be older than the maximum issue age on the Issue Date. You should consider your need to access your Account Value and whether the Annuity's liquidity features will satisfy that need. If you take a distribution prior to age 59 1/2, you may be subject to a 10% penalty in addition to ordinary income taxes on any gain. The availability and level of protection of certain optional benefits may vary based on the age of the Owner on the Issue Date of the Annuity or the date of the Owner's death.

 Owner, Annuitant and Beneficiary Designations: We will ask you to name the Owner(s), Annuitant and one or more Beneficiaries for your Annuity.

..   Owner: The Owner(s) holds all rights under the Annuity. You may name up to two Owners in which case all ownership rights are held jointly. Generally, joint owners are required to act jointly; however, if each owner provides us with an instruction that we find acceptable, we will permit each owner to act separately. All information and documents that we are required to send you will be sent to the first named owner. This Annuity does not provide a right of survivorship. Refer to the Glossary of Terms for a complete description of the term "Owner."

..   Annuitant: The Annuitant is the person upon whose life we continue to make annuity payments. You must name an Annuitant who is a natural person. We do not accept a designation of joint Annuitants during the accumulation period. In limited circumstances and where allowed by law, you may name one or more Contingent Annuitants. Generally, a Contingent Annuitant will become the Annuitant if the Annuitant dies before the Annuity Date. Please refer to the discussion of "Considerations for Contingent Annuitants" in the Tax Considerations section of the Prospectus.
..   Beneficiary: The Beneficiary is the person(s) or entity you name to receive the Death Benefit. Your Beneficiary Designation should be the exact name of your beneficiary, not only a reference to the beneficiary's relationship to you. If you use a designation of "surviving spouse," we will pay the Death Benefit to the individual that is your spouse at the time of your death (as defined under the federal tax laws and regulations). If no beneficiary is named the Death Benefit will be paid to you or your estate.


 Your right to make certain designations may be limited if your Annuity is to be used as an IRA or other "qualified" investment that is given beneficial tax treatment under the Code. You should seek competent tax advice on the income, estate and gift tax implications of your designations.

                             MANAGING YOUR ANNUITY

 MAY I CHANGE THE OWNER, ANNUITANT AND BENEFICIARY DESIGNATIONS?

 You may change the Owner, Annuitant and Beneficiary Designations by sending us a request in writing in a form acceptable to us. Upon an ownership change, any automated investment or withdrawal programs will be canceled. The new owner must submit the applicable program enrollment if they wish to participate in such a program. Where allowed by law, such changes will be subject to our acceptance. Some of the changes we will not accept include, but are not limited to:
..   a new Owner subsequent to the death of the Owner or the first of any joint
    Owners to die, except where a spouse Beneficiary has become the Owner as a result of an Owner's death;

..   a new Annuitant subsequent to the Annuity Date;

..   a new Annuitant if the latest Annuity Date would be earlier than prior to the change;

..   for "non-qualified" investments, a new Annuitant prior to the Annuity Date if the Annuity is owned by an entity; and
..   a change in Beneficiary if the Owner had previously made the designation irrevocable.


 There are also restrictions on designation changes when you have elected certain optional benefits. See the "Living Benefit Programs" and "Death Benefits" sections of this Prospectus for any such restrictions.

 Spousal Designations
 If an Annuity is co-owned by spouses, we will assume that the sole primary Beneficiary is the surviving spouse that was named as the co-owner unless you elect an alternative Beneficiary Designation. Unless you elect an alternative Beneficiary Designation, upon the death of either spousal Owner, the surviving spouse may elect to assume ownership of the Annuity instead of taking the Death Benefit payment. The Death Benefit that would have been payable will be the new Account Value of the Annuity as of the date of due proof of death and any required proof of a spousal relationship. As of the date the assumption is effective, the surviving spouse will have all the rights and benefits that would be available under the Annuity to a new purchaser of the same attained age. For the Spousal Lifetime Five Income Benefit, the eligible surviving spouse will also be able to assume the benefit with the Annuity. See the description of this benefit in the "Living Benefit Programs" section of this Prospectus. For purposes of determining any future Death Benefit for the beneficiary of the surviving spouse, the new Account Value will be considered as the initial Purchase Payment. No CDSC will apply to the new Account Value. However, any additional Purchase Payments applied after the date the assumption is effective will be subject to all provisions of the Annuity, including the CDSC when applicable.

 Spousal assumption is also permitted, subject to our rules and regulatory approval, if the Annuity is held by a custodial account established to hold retirement assets for the benefit of the natural person Annuitant pursuant to the provisions of Section 408(a) of the Internal Revenue Code ("Code") (or any successor Code section thereto) ("Custodial Account") and, on the date of the Annuitant's death, the spouse of the Annuitant is (1) the Contingent Annuitant under the Annuity and (2) the beneficiary of the Custodial Account. The ability to continue the Annuity in this manner will result in the Annuity no longer qualifying for tax deferral under the Code. However, such tax deferral should result from the ownership of the Annuity by the Custodial Account. Please consult your tax or legal adviser.

 We define a spouse the same as under federal tax laws and regulations.


 Contingent Annuitant

 Generally, if an Annuity is owned by an entity and the entity has named a Contingent Annuitant, the Contingent Annuitant will become the Annuitant upon the death of the Annuitant, and no Death Benefit is payable. Unless we agree otherwise, the Annuity is only eligible to have a Contingent Annuitant designation if the entity which owns the Annuity is (1) a plan described in Internal Revenue Code Section 72(s)(5)(A)(i) (or any successor Code section thereto); (2) an entity described in Code Section 72(u)(1) (or any successor Code section thereto); or (3) a Custodial Account, as described in the above section.

 Where the Annuity is held by a Custodial Account, the Contingent Annuitant will not automatically become the Annuitant upon the death of the Annuitant. Upon the death of the Annuitant, the Custodial Account will have the choice, subject to our rules, to either elect to receive the Death Benefit or elect to continue the Annuity. If the Custodial Account elects to receive the Death Benefit, the Account Value of the Annuity as of the date of due proof of death of the Annuitant will reflect the amount that would have been payable had a Death Benefit been paid. See the section above entitled "Spousal Designations" for more information about how the Annuity can be continued by a Custodial Account.


 MAY I RETURN MY ANNUITY IF I CHANGE MY MIND?

 If after purchasing your Annuity you change your mind and decide that you do not want it, you may return it to us within a certain period of time known as a right to cancel period. This is often referred to as a "free look." Depending on the state in which you purchased your Annuity and, in some states, if you purchased the Annuity as a replacement for a prior contract, the right to cancel period may be ten (10) days, or longer, measured from the time that you received your Annuity. If you return your Annuity during the applicable period, we will refund your current Account Value plus any tax charge deducted, less any applicable federal and state income tax withholding and depending on your state's requirements, any applicable insurance charges deducted. The amount returned to you may be higher or lower than the Purchase Payment(s) applied during the right to cancel period. Where required by law, we will return your Purchase Payment(s), or the greater of your current Account Value and the amount of your Purchase Payment(s) applied during the right to cancel period less any applicable federal and state income tax withholding. With respect to XT6, if you return your Annuity, we will not return any XTra Credits we applied to your Annuity based on your Purchase Payments.

 MAY I MAKE ADDITIONAL PURCHASE PAYMENTS?

 Unless we agree otherwise and subject to our rules, the minimum amount that we accept as an additional Purchase Payment is $100 unless you participate in American Skandia's Systematic Investment Plan or a periodic Purchase Payment program. Purchase Payments made while you participate in an asset allocation program will be allocated in accordance with such program. Additional Purchase Payments may be made at any time before the Annuity Date.


 MAY I MAKE SCHEDULED PAYMENTS DIRECTLY FROM MY BANK ACCOUNT?

 You can make additional Purchase Payments to your Annuity by authorizing us to deduct money directly from your bank account and applying it to your Annuity. We call our electronic funds transfer program "American Skandia's Systematic Investment Plan." Purchase Payments made through electronic funds transfer may only be allocated to the Sub-accounts when applied. Different allocation requirements may apply in connection with certain optional benefits. We may allow you to invest in your Annuity with a lower initial Purchase Payment, as long as you authorize payments through an electronic funds transfer that will equal at least the minimum Purchase Payment set forth above during the first 12 months of your Annuity. We may suspend or cancel electronic funds transfer privileges if sufficient funds are not available from the applicable financial institution on any date that a transaction is scheduled to occur.


 MAY I MAKE PURCHASE PAYMENTS THROUGH A SALARY REDUCTION PROGRAM?
 These types of programs are only available with certain types of qualified investments. If your employer sponsors such a program, we may agree to accept periodic Purchase Payments through a salary reduction program as long as the allocations are made only to Sub-accounts and the periodic Purchase Payments received in the first year total at least the minimum Purchase Payment set forth above.

                          MANAGING YOUR ACCOUNT VALUE

 HOW AND WHEN ARE PURCHASE PAYMENTS INVESTED?
 (See "Valuing Your Investment" for a description of our procedure for pricing initial and subsequent Purchase Payments.)

 Initial Purchase Payment: Once we accept your application, we invest your Purchase Payment in your Annuity according to your instructions for allocating your Account Value. The Purchase Payment is your initial Purchase Payment minus any tax charges that may apply. You can allocate Account Value to one or more Sub-accounts or Fixed Allocations. Investment restrictions will apply if you elect certain optional benefits.

 Subsequent Purchase Payments: Unless you participate in an asset allocation program, or unless you have provided us with other specific allocation instructions for one, more than one, or all subsequent Purchase Payments, we will allocate any additional Purchase Payments you make according to your initial Purchase Payment allocation instructions. If you so instruct us, we will allocate subsequent Purchase Payments according to any new allocation instructions. Unless you tell us otherwise, Purchase Payments made while you participate in an asset allocation program will be allocated in accordance with such program.

 HOW DO I RECEIVE A LOYALTY CREDIT UNDER THE ASAP III AND APEX II ANNUITIES?

 We apply a Loyalty Credit to your Annuity's Account Value at the end of your fifth Annuity Year ("fifth Annuity Anniversary"). With respect to ASAP III, for annuities issued on or after February 13, 2006, the Loyalty Credit is equal to 0.50% of total Purchase Payments made during the first four Annuity Years less the cumulative amount of withdrawals made (including the deduction of any CDSC amounts) through the fifth Annuity Anniversary. With respect to APEX II, for annuities issued between June 20, 2005 and February 13, 2006, the Loyalty Credit is equal to 2.25% of total Purchase Payments made during the first four Annuity Years less the cumulative amount of withdrawals made (including the deduction of any CDSC amounts) through the fifth Annuity Anniversary. For APEX II Annuities issued on or after February 13, 2006, the Loyalty Credit is equal to 2.75% of total Purchase Payments made during the first four Annuity Years less the cumulative amount of withdrawals made (including the deduction of any CDSC amounts) through the fifth Annuity Anniversary.

 If the total Purchase Payments made during the first four Annuity Years is less than the cumulative amount of withdrawals made on or before the fifth Annuity Anniversary, no Loyalty Credit will be applied to your Annuity. Also, no Loyalty Credit will be applied to your Annuity if your Account Value is zero on the fifth Annuity Anniversary. This would include any situation where the Annuity is still in force due to the fact that payments are being made under an optional benefit such as Lifetime Five, Spousal Lifetime Five, Highest Daily Lifetime Five or the Guaranteed Minimum Withdrawal Benefit. In addition, no Loyalty Credit will be applied to your Annuity if before the fifth Annuity Anniversary: (i) you have surrendered your Annuity; (ii) you have annuitized your Annuity; (iii) your Beneficiary has elected our Beneficiary Continuation Option; or (iv) we have received due proof of your death (and there has been no spousal continuation election made). If your spouse continues the Annuity under our spousal continuation option, we will apply the Loyalty Credit to your Annuity only on the fifth Annuity Anniversary measured from the date that we originally issued you the Annuity. Since the Loyalty Credit is applied to the Account Value only, any guarantees that are not based on Account Value will not reflect the Loyalty Credit. Similarly, guarantees that are made against a loss in Account Value will not be triggered in certain very limited circumstances where they otherwise would have been, had no Loyalty Credit been applied to the Account Value.


 HOW ARE LOYALTY CREDITS APPLIED TO MY ACCOUNT VALUE UNDER THE ASAP III AND APEX II ANNUITIES?
 Any Loyalty Credit that is allocated to your Account Value on the fifth Annuity Anniversary will be allocated to the Fixed Allocations and Sub-accounts in the same percentages as Purchase Payments are then being allocated to your Annuity.

 Example of Applying the Loyalty Credit with respect to ASAP III
 Assume you make an initial Purchase Payment of $10,000 and your Annuity is issued on or after February 13, 2006. During Annuity Year four (i.e., prior to the fourth Annuity Anniversary) you make an additional $10,000 Purchase Payment. During the early part of Annuity Year five (i.e., prior to the fifth Annuity Anniversary) you make a $10,000 Purchase Payment and later in the year make a withdrawal of $5,000. The Loyalty Credit that we will apply to your Annuity on the fifth Annuity Anniversary is, subject to state availability, equal to 0.50% of $15,000 (this represents the $20,000 of Purchase Payments made during the first four Annuity Years minus the $5,000 withdrawal made in the fifth Annuity Year. The computation disregards the additional $10,000 Purchase Payment made in the fifth Annuity Year.) Therefore, the Loyalty Credit amount would be equal to $75.00.

 Example of Applying the Loyalty Credit with respect to APEX II
 Assume you make an initial Purchase Payment of $10,000 and your Annuity is issued on or after February 13, 2006. During Annuity Year four (i.e., prior to the fourth Annuity Anniversary) you make an additional $10,000 Purchase Payment. During the early part of Annuity Year five (i.e., prior to the fifth Annuity Anniversary) you make a $10,000 Purchase Payment and later in the year make a withdrawal of $5,000. The Loyalty Credit that we will apply to your Annuity on the fifth Annuity Anniversary is, subject to state availability, equal to 2.75% of $15,000 (this represents the $20,000 of Purchase Payments made during the first four Annuity Years minus the $5,000 withdrawal made in the fifth Annuity Year. The computation disregards the additional $10,000 Purchase Payment made in the fifth Annuity Year.) Therefore, the Loyalty Credit amount would be equal to $412.50.

 HOW DO I RECEIVE CREDITS UNDER THE XT6 ANNUITY?
 We apply a "Credit" to your Annuity's Account Value each time you make a Purchase Payment during the first six (6) Annuity Years. The amount of the Credit is payable from our general account. The amount of the Credit depends on the Annuity Year in which the Purchase Payment(s) is made, according to the table below:

 For annuities issued prior to February 13, 2006:

                              ANNUITY YEAR CREDIT
                              -------------------
                                   1        6.00%
                                   2        5.00%
                                   3        4.00%
                                   4        3.00%
                                   5        2.00%
                                   6        1.00%
                                   7+       0.00%
                              -------------------

 For annuities issued on or after February 13, 2006 (subject to state availability):

                              ANNUITY YEAR CREDIT
                              -------------------
                                   1        6.50%
                                   2        5.00%
                                   3        4.00%
                                   4        3.00%
                                   5        2.00%
                                   6        1.00%
                                   7+       0.00%
                              -------------------

 Credits Applied to Purchase Payments for Designated Class of Annuity Owner Prior to May 1, 2004, where allowed by state law, Annuities could be purchased by a member of the class defined below, with a different table of Credits. The Credit applied to all Purchase Payments on such Annuities is as follows based on the Annuity Year in which the Purchase Payment was made: Year 1 -9.0%; Year 2 -9.0%; Year 3 -8.5%; Year 4 -8.0%; Year 5 -7.0%; Year 6 -6.0%; Year 7 -5.0%;
 Year 8 -4.0%; Year 9 -3.0%; Year 10 -2%; Year 11+ -0.0%.

 The designated class of Annuity Owners included: (a) any parent company, affiliate or subsidiary of ours; (b) an officer, director, employee, retiree, sales representative, or in the case of an affiliated broker-dealer, registered representative of such company; (c) a director, officer or trustee of any underlying mutual fund; (d) a director, officer or employee of any investment manager, sub-advisor, transfer agent, custodian, auditing, legal or administrative services provider that is providing investment management, advisory, transfer agency, custodian-ship, auditing, legal and/or administrative services to an underlying mutual fund or any affiliate of such firm; (e) a director, officer, employee or registered representative of a broker-dealer or insurance agency that has a then current selling agreement with us and/or with American Skandia Marketing, Incorporated, a Prudential Financial Company; (f) a director, officer, employee or authorized representative of any firm providing us or our affiliates with regular legal, actuarial, auditing, underwriting, claims, administrative, computer support, marketing, office or other services; (g) the then current spouse of any such person noted in (b) through (f), above; (h) the parents of any such person noted in (b) through (g), above; (i) the child(ren) or other legal dependent under the age of 21 of any such person noted in (b) through (h); and (j) the siblings of any such persons noted in (b) through (h) above.

 All other terms and conditions of the Annuity apply to Owners in the designated class.

 HOW ARE CREDITS APPLIED TO ACCOUNT VALUE UNDER THE XT6 ANNUITY?
 Each Credit is allocated to your Account Value at the time the Purchase Payment is applied to your Account Value. The amount of the Credit is allocated to the investment options in the same ratio as the applicable Purchase Payment is applied.

 Examples of Applying Credits

 Initial Purchase Payment
 Assume you make an initial Purchase Payment of $10,000 and your Annuity is issued on or after February 13, 2006. We would apply a 6.5% Credit to your Purchase Payment and allocate the amount of the Credit ($650 = $10,000 X .065) to your Account Value in the proportion that your Purchase Payment is allocated.

 Additional Purchase Payment in Annuity Year 2
 Assume that you make an additional Purchase Payment of $5,000. We would apply a 5.0% Credit to your Purchase Payment and allocate the amount of the Credit ($250 = $5,000 X .05) to your Account Value.

 Additional Purchase Payment in Annuity Year 6
 Assume that you make an additional Purchase Payment of $15,000. We would apply a 1.0% Credit to your Purchase Payment and allocate the amount of the Credit ($150 = $15,000 X .01) to your Account Value.

 The amount of any XTra Credits applied to your XT6 Annuity Account Value can be taken back by American Skandia under certain circumstances:
  . any XTra Credits applied to your Account Value on Purchase Payments made within the 12 months before the Owner's (or Annuitant's if entity owned) date of death will be taken back;
  . the amount available under the medically-related surrender portion of the Annuity will not include the amount of any XTra Credits payable on Purchase Payments made within 12 months prior to the date of a request under the medically-related surrender provision; and

  . if you elect to "free look" your Annuity, the amount returned to you will not include the amount of any XTra Credits.

 If you qualify for the 6.5% Xtra Credit in the first year (for annuities issued on or after February 13, 2006, subject to state availability), only 6% of that amount will be taken back in connection with the first two bullets described above. However, we will take back the entire 6.5% if you "free look" your Annuity.

 The Account Value may be substantially reduced if American Skandia takes back the XTra Credit amount under these circumstances. The amount we take back will equal the XTra Credit, without adjustment up or down for investment performance. Therefore, any gain on the XTra Credit amount will not be taken back. But if there was a loss on the XTra Credit, the amount we take back will still equal amount of the XTra Credit. We do not deduct a CDSC in any situation where we take back the XTra Credit amount. During the first 10 Annuity Years, the total asset-based charges on this Annuity (including the Insurance Charge and the Distribution Charge) are higher than many of our other annuities, including other annuities we offer that apply credits to Purchase Payments.


 General Information about Credits
..   We do not consider Credits to be "investment in the contract" for income tax purposes.
..   You may not withdraw the amount of any Credits under the Free Withdrawal provision. The Free Withdrawal provision only applies to withdrawals of Purchase Payments.

 ARE THERE RESTRICTIONS OR CHARGES ON TRANSFERS BETWEEN INVESTMENT OPTIONS? During the accumulation period you may transfer Account Value between investment options subject to the restrictions outlined below. Transfers are not subject to taxation on any gain. We may require a minimum of $500 in each Sub-account you allocate Account Value to at the time of any allocation or transfer. If you request a transfer and, as a result of the transfer, there would be less than $500 in the Sub-account, we may transfer the remaining Account Value in the Sub-account pro- rata to the other investment options to which you transferred.




 Currently, any transfer involving the ProFunds VP Sub-accounts must be received by us no later than one hour prior to any announced closing of the applicable securities exchange (generally, 3:00 p.m. Eastern time) to be processed on the current Valuation Day. The "cut-off" time for such financial transactions involving a ProFunds VP Sub-account will be extended to /1//\\2 \\hour prior to any announced closing (generally, 3:30 p.m. Eastern time) for transactions submitted electronically, including through American Skandia's Internet website (www.americanskandia.prudential.com).


 Currently, we charge $10.00 for each transfer after the twentieth
 (20/th/) transfer in each Annuity Year. Transfers made as part of a Dollar Cost Averaging, Automatic Rebalancing or asset allocation program do not count toward the twenty free transfer limit. Renewals or transfers of Account Value from a Fixed Allocation at the end of its Guarantee Period are not subject to the transfer charge. We may reduce the number of free transfers allowable each Annuity Year (subject to a minimum of eight) without charging a Transfer Fee. We may also increase the Transfer Fee that we charge to $20.00 for each transfer after the number of free transfers has been used up. We may eliminate the Transfer Fee for transfer requests transmitted electronically or through other means that reduce our processing costs. If enrolled in any program that does not permit transfer requests to be transmitted electronically, the Transfer Fee will not be waived.


 Once you have made 20 transfers among the Sub-accounts during an Annuity Year, we will accept any additional transfer request during that year only if the request is submitted to us in writing with an original signature and otherwise is in good order. For purposes of this 20 transfer limit, we (i) do not view a facsimile transmission as a "writing", (ii) will treat multiple transfer requests submitted on the same Valuation Day as a single transfer, and
 (iii) do not count any transfer that solely involves Sub-accounts corresponding to any ProFund Portfolio and/or the AST Money Market Portfolio, or any transfer that involves one of our systematic programs, such as asset allocation and automated withdrawals.

 Frequent transfers among Sub-accounts in response to short-term fluctuations in markets, sometimes called "market timing," can make it very difficult for a Portfolio manager to manage a Portfolio's investments. Frequent transfers may cause the Portfolio to hold more cash than otherwise necessary, disrupt management strategies, increase transaction costs, or affect performance. Each Annuity offers Sub-accounts designed for Owners who wish to engage in frequent transfers (i.e., one or more of the Sub-accounts corresponding to the ProFund Portfolios and the AST Money Market Portfolio), and we encourage Owners seeking frequent transfers to utilize those Sub-accounts.

 In light of the risks posed to Owners and other investors by frequent transfers, we reserve the right to limit the number of transfers in any Annuity Year for all existing or new Owners and to take the other actions discussed below. We also reserve the right to limit the number of transfers in any Annuity Year or to refuse any transfer request for an Owner or certain Owners if: (a) we believe that excessive transfer activity (as we define it) or a specific transfer request or group of transfer requests may have a detrimental effect on Unit Values or the share prices of the Portfolios; or
 (b) we are informed by a Portfolio (e.g., by the Portfolio's portfolio manager) that the purchase or redemption of shares in the Portfolio must be restricted because the Portfolio believes the transfer activity to which such purchase and redemption relates would have a detrimental effect on the share prices of the affected Portfolio. Without limiting the above, the most likely scenario where either of the above could occur would be if the aggregate amount of a trade or trades represented a relatively large proportion of the total assets of a particular Portfolio. In furtherance of our general authority to restrict transfers as described above, and without limiting other actions we may take in the future, we have adopted the following specific restrictions:

..   With respect to each Sub-account (other than the AST Money Market
    Sub-account, or a Sub-account corresponding to a ProFund Portfolio), we track amounts exceeding a certain dollar threshold that were transferred into the Sub-account. If you transfer such amount into a particular Sub-account, and within 30 calendar days thereafter transfer (the "Transfer Out") all or a portion of that amount into another Sub-account, then upon the Transfer Out, the former Sub-account becomes restricted (the "Restricted Sub-account"). Specifically, we will not permit subsequent transfers into the Restricted Sub-account for 90 calendar days after the Transfer Out if the Restricted Sub-account invests in a non-international Portfolio, or 180 calendar days after the Transfer Out if the Restricted Sub-account invests in an international Portfolio. For purposes of this rule, we (i) do not count transfers made in connection with one of our systematic programs, such as asset allocation and automated withdrawals;
    (ii) do not count any transfer that solely involves Sub-accounts corresponding to any ProFund Portfolio and/or the AST Money Market Portfolio; and (iii) do not categorize as a transfer the first transfer that you make after the Issue Date, if you make that transfer within 30 calendar days after the Issue Date. Even if an amount becomes restricted under the foregoing rules, you are still free to redeem the amount from your Annuity at any time.

..   We reserve the right to effect exchanges on a delayed basis for all contracts. That is, we may price an exchange involving the Sub-accounts on the Valuation Day subsequent to the Valuation Day on which the exchange request was received. Before implementing such a practice, we would issue a separate written notice to Owners that explains the practice in detail.

 If we deny one or more transfer requests under the foregoing rules, we will inform you or your Financial Professional promptly of the circumstances concerning the denial.

 Contract owners in New York who purchased their contracts prior to March 15, 2004 are not subject to the specific restrictions outlined in bulleted paragraphs immediately above. In addition, there are contract owners of different variable annuity contracts that are funded through the same Separate Account that are not subject to the above-referenced transfer restrictions and, therefore, might make more numerous and frequent transfers than contract owners who are subject to such limitations. Finally, there are contract owners of other variable annuity contracts or variable life contracts that are issued by American Skandia as well as other insurance companies that have the same underlying mutual fund portfolios available to them. Since some contract owners are not subject to the same transfer restrictions, unfavorable consequences associated with such frequent trading within the underlying mutual fund (e.g., greater portfolio turnover, higher transaction costs, or performance or tax issues) may affect all contract owners. Similarly, while contracts managed by a Financial Professional or third party investment advisor are subject to the restrictions on transfers between investment options that are discussed above, if the advisor manages a number of contracts in the same fashion unfavorable consequences may be associated with management activity since it may involve the movement of a substantial portion of an underlying mutual fund's assets which may affect all contract owners invested in the affected options. Apart from jurisdiction-specific and contract differences in transfer restrictions, we will apply these rules uniformly (including contracts managed by a Financial Professional or third party investment advisor), and will not waive a transfer restriction for any contract owner.

 Although our transfer restrictions are designed to prevent excessive transfers, they are not capable of preventing every potential occurrence of excessive transfer activity.


 The Portfolios may have adopted their own policies and procedures with respect to excessive trading of their respective shares, and we reserve the right to enforce these policies and procedures. The prospectuses for the Portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Under SEC rules, we are required to: (1) enter into a written agreement with each Portfolio or its principal underwriter or its transfer agent that obligates us to provide to the Portfolio promptly upon request certain information about the trading activity of individual contract owners, and (2) execute instructions from the Portfolio to restrict or prohibit further purchases or transfers by specific contract owners who violate the excessive trading policies established by the Portfolio. In addition, you should be aware that some Portfolios may receive "omnibus" purchase and redemption orders from other insurance companies or intermediaries such as retirement plans. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Portfolios in their ability to apply their excessive trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Portfolios (and thus contract owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Portfolios.

 A Portfolio also may assess a short term trading fee in connection with a transfer out of the Sub-account investing in that Portfolio that occurs within a certain number of days following the date of allocation to the Sub-account. Each Portfolio determines the amount of the short term trading fee and when the fee is imposed. The fee is retained by or paid to the Portfolio and is not retained by us. The fee will be deducted from your Account Value, to the extent allowed by law. At present, no Portfolio has adopted a short-term trading fee.


 DO YOU OFFER DOLLAR COST AVERAGING?
 Yes. We offer Dollar Cost Averaging during the accumulation period. Dollar Cost Averaging allows you to systematically transfer an amount periodically from one investment option to one or more other investment options. You can choose to transfer earnings only, principal plus earnings or a flat dollar amount. You may elect a Dollar Cost Averaging program that transfers amounts monthly, quarterly, semi-annually, or annually from Sub-accounts, or a program that transfers amounts monthly from Fixed Allocations. By investing amounts on a regular basis instead of investing the total amount at one time, Dollar Cost Averaging may decrease the effect of market fluctuation on the investment of your Purchase Payment. This may result in a lower average cost of units over time. However, there is no guarantee that Dollar Cost Averaging will result in a profit or protect against a loss in a declining market. There is no minimum Account Value required to enroll in a Dollar Cost Averaging program and we do not deduct a charge for participating in a Dollar Cost Averaging program.

 You can Dollar Cost Average from Sub-accounts or Fixed Allocations. Dollar Cost Averaging from Fixed Allocations is subject to a number of rules that include, but are not limited to the following:

  . You may only use Fixed Allocations with Guarantee Periods of 1, 2 or 3 years.

  . You may only Dollar Cost Average earnings or principal plus earnings. If transferring principal plus earnings, the program must be designed to last the entire Guarantee Period for the Fixed Allocation.
  . Dollar Cost Averaging transfers from Fixed Allocations are not subject to a Market Value Adjustment.

 NOTE: When a Dollar Cost Averaging program is established from a Fixed Allocation, the fixed rate of interest we credit to your Account Value is applied to a declining balance due to the transfers of Account Value to the Sub-accounts during the Guarantee Period. This will reduce the effective rate of return on the Fixed Allocation over the Guarantee Period.


 The Dollar Cost Averaging program is not available if you have elected an automatic rebalancing program or an asset allocation program. Dollar Cost Averaging from Fixed Allocations is not available if you elect the Guaranteed Return Option Plus, the Guaranteed Return Option or the Highest Daily Lifetime Five Income Benefit.


 American Skandia may offer Fixed Allocations with Guarantee Periods of 6 months or 12 months exclusively for use with a Dollar Cost Averaging program ("DCA Fixed Allocations"). DCA Fixed Allocations are designed to automatically transfer Account Value in either 6 or 12 payments under a Dollar Cost Averaging program. Dollar Cost Averaging transfers will begin on the day following the date the DCA Fixed Allocation is established and each month following until the entire principal amount plus earnings is transferred. DCA Fixed Allocations may only be established with your initial Purchase Payment or additional Purchase Payments. You may not transfer existing Account Value to a DCA Fixed Allocation. We reserve the right to terminate offering these special purpose Fixed Allocations at any time.

 Account Value allocated to the DCA Fixed Allocation will be transferred to the Sub-accounts you choose under the Dollar Cost Averaging program. If you terminate the Dollar Cost Averaging program before the entire principal amount plus earnings has been transferred to the Sub-account(s), you must transfer all remaining Account Value to any other investment option. Unless you provide alternate instructions at the time you terminate the Dollar Cost Averaging program, Account Value will be transferred to the AST Money Market Sub-account. Transfers from Fixed Allocations as part of a Dollar Cost Averaging program are not subject to a Market Value Adjustment. However, a Market Value Adjustment will apply if you terminate the Dollar Cost Averaging program before the entire principal amount plus earnings has been transferred to the Sub-account(s).

 DO YOU OFFER ANY AUTOMATIC REBALANCING PROGRAMS?
 Yes. During the accumulation period, we offer Automatic Rebalancing among the Sub-accounts you choose. You can choose to have your Account Value rebalanced monthly, quarterly, semi-annually, or annually. On the appropriate date, the Sub-accounts you chose are rebalanced to the allocation percentages you requested. With Automatic Rebalancing, we transfer the appropriate amount from the "overweighted" Sub-accounts to the "underweighted" Sub-accounts to return your allocations to the percentages you request. For example, over time the performance of the Sub-accounts will differ, causing your percentage allocations to shift.

 Any transfer to or from any Sub-account that is not part of your Automatic Rebalancing program, will be made; however, that Sub-account will not become part of your rebalancing program unless we receive instructions from you indicating that you would like such option to become part of the program.

 There is no minimum Account Value required to enroll in Automatic Rebalancing. All rebalancing transfers as part of an Automatic Rebalancing program are not included when counting the number of transfers each year toward the maximum number of free transfers. We do not deduct a charge for participating in an Automatic Rebalancing program. Participation in the Automatic Rebalancing program may be restricted if you are enrolled in certain other optional programs. Sub-accounts that are part of a Systematic Withdrawal program or Dollar Cost Averaging program will be excluded from an Automatic Rebalancing program.

 ARE ANY ASSET ALLOCATION PROGRAMS AVAILABLE?
 We currently do not offer any asset allocation programs for use with your Annuity. Prior to December 5, 2005, we made certain asset allocation programs available. If you enrolled in one of the asset allocation programs prior to December 5, 2005, see the Appendix entitled, "Additional Information on the Asset Allocation Programs" for more information on how the programs are administered.

 DO YOU OFFER PROGRAMS DESIGNED TO GUARANTEE A "RETURN OF PREMIUM" AT A FUTURE DATE?

 Yes. We offer three different programs for investors who wish to invest in the Sub-accounts but also wish to protect their principal, as of a specific date in the future. They are the Balanced Investment Program, the Highest Daily Lifetime Five Income Benefit and the Guaranteed Return Option Plus/SM/ (GRO Plus/SM/). GRO Plus is not available in all states. In some states where GRO Plus is not available we offer the Guaranteed Return Option (GRO).) Generally, all three programs allow you to allocate a portion of your Account Value to the available Sub-accounts while ensuring that your Account Value will at least equal your contributions adjusted for withdrawals and transfers on a specified date. Under GRO Plus, Account Value is allocated to and maintained in Fixed Allocations to the extent we, in our sole discretion, deem it is necessary to support our guarantee under the program. Highest Daily Lifetime Five also includes a specialized asset transfer component under which we may transfer Account Value between permitted Sub-accounts and a fixed interest rate account. This differs from the Balanced Investment Program where a set amount is allocated to a Fixed Allocation regardless of the performance of the underlying Sub-accounts or the interest rate environment after the amount is allocated to a Fixed Allocation. Under Highest Daily Lifetime Five, the "return of premium" component is only one feature of the benefit and only applies if no withdrawals are taken for the first ten years after benefit election. Generally, more of your Account Value will be allocated to the Sub-accounts under the GRO Plus and Highest Daily Lifetime Five programs than under the Balanced Investment Program (although in periods of poor market performance, low interest rates and/or, as the option progresses to its maturity date, this may not be the case). You may not want to use any of these programs if you expect to begin taking annuity payments before the program would be completed. In addition, as with most return of premium programs, amounts that are available to allocate to the Sub-accounts may be substantially less than they would be if you did not elect a return of premium program. This means that, if investment experience in the Sub-accounts were positive, your Account Value would grow at a slower rate than if you did not elect a return of premium program and allocated all of your Account Value to the Sub-accounts.

 There is no additional charge for participation in the Balanced Investment Program. There is an additional charge if you elect either GRO Plus or Highest Daily Lifetime Five. See below for a description of the Balanced Investment Program. See the "Living Benefit Programs" section of the Prospectus for details on GRO Plus and Highest Daily Lifetime Five. Restrictions and limitations apply.


 Balanced Investment Program
 We offer a balanced investment program where a portion of your Account Value is allocated to a Fixed Allocation and the remaining Account Value is allocated to the Sub-accounts that you select. When you enroll in the Balanced Investment Program, you choose the duration that you wish the program to last. This determines the duration of the Guarantee Period for the Fixed Allocation. Based on the fixed rate for the Guarantee Period chosen, we calculate the portion of your Account Value that must be allocated to the Fixed Allocation to grow to a specific "principal amount" (such as your initial Purchase Payment). We determine the amount based on the rates then in effect for the Guarantee Period you choose. If you continue the program until the end of the Guarantee Period and make no withdrawals or transfers, at the end of the Guarantee Period, the Fixed Allocation will have grown to equal the "principal amount". Withdrawals or transfers from the Fixed Allocation before the end of the Guarantee Period will terminate the program and may be subject to a Market Value Adjustment. You can transfer the Account Value that is not allocated to the Fixed Allocation between any of the Sub-accounts available under your Annuity. Account Value you allocate to the Sub-accounts is subject to market fluctuations and may increase or decrease in value. We do not deduct a charge for participating in the Balanced Investment Program.

       Example
       Assume you invest $100,000. You choose a 10-year program and allocate a portion of your Account Value to a Fixed Allocation with a 10-year Guarantee Period. The rate for the 10-year Guarantee Period is 2.50%*. Based on the fixed interest rate for the Guarantee Period chosen, the factor is 0.781198 for determining how much of your Account Value will be allocated to the Fixed Allocation. That means that $78,120 will be allocated to the Fixed Allocation and the remaining Account Value ($21,880) will be allocated to the Sub-accounts. Assuming that you do not make any withdrawals or transfers from the Fixed Allocation, it will grow to $100,000 at the end of the Guarantee Period. Of course we cannot predict the value of the remaining Account Value that was allocated to the Sub-accounts.



 * The rate in this example is hypothetical and may not reflect the current rate for Guarantee Periods of this duration.

 MAY I GIVE MY FINANCIAL PROFESSIONAL PERMISSION TO FORWARD TRANSACTION INSTRUCTIONS?

 Yes. Subject to our rules, your Financial Professional may forward instructions regarding the allocation of your Account Value, and request financial transactions involving investment options. If your Financial Professional has this authority, we deem that all transactions that are directed by your Financial Professional with respect to your Annuity have been authorized by you. You must contact us immediately if and when you revoke such authority. We will not be responsible for acting on instructions from your Financial Professional until we receive notification of the revocation of such person's authority. We may also suspend, cancel or limit these privileges at any time. We will notify you if we do.


 MAY I AUTHORIZE MY THIRD PARTY INVESTMENT ADVISOR TO MANAGE MY ACCOUNT?
 Yes. You may engage your own investment advisor to manage your account. These investment advisors may be firms or persons who also are appointed by us, or whose affiliated broker-dealers are appointed by us, as authorized sellers of the Annuities. Even if this is the case, however, please note that the investment advisor you engage to provide advice and/or make transfers for you, is not acting on our behalf, but rather is acting on your behalf. We do not offer advice about how to allocate your Account Value under any circumstance. As such, we are not responsible for any recommendations such investment advisors make, any investment models or asset allocation programs they choose to follow or any specific transfers they make on your behalf.

 Any fee that is charged by your investment advisor is in addition to the fees and expenses that apply under your Annuity. If you authorize your investment advisor to withdraw amounts from your Annuity (to the extent permitted) to pay for the investment advisor's fee, as with any other withdrawal from your Annuity, you may incur adverse tax consequences, a CDSC and/or a market value adjustment. Withdrawals to pay your investment advisor generally will also reduce the level of various living and death benefit guarantees provided (e.g. the withdrawals will reduce proportionately your Annuity's guaranteed minimum death benefit.) We are not a party to the agreement you have with your investment advisor and do not verify that amounts withdrawn from your Annuity, including amounts withdrawn to pay for the investment advisor's fee, are within the terms of your agreement with your investment advisor. You will, however, receive confirmations of transactions that affect your Annuity. If your investment advisor has also acted as your Financial Professional with respect to the sale of your Annuity, he or she may be receiving compensation for services provided both as a Financial Professional and investment advisor. Alternatively, the investment advisor may compensate the Financial Professional from whom you purchased your Annuity for the referral that led you to enter into your investment advisory relationship with the investment advisor. If you are interested in the details about the compensation that your investment advisor and/or your Financial Professional receive in connection with your Annuity, you should ask them for more details.

 We or an affiliate of ours may provide administrative support to licensed, registered Financial Professionals or Investment advisors who you authorize to make financial transactions on your behalf. We may require Financial Professionals or investment advisors, who are authorized by multiple contract owners to make financial transactions, to enter into an administrative agreement with American Skandia as a condition of our accepting transactions on your behalf. The administrative agreement may impose limitations on the Financial Professional's or investment advisor's ability to request financial transactions on your behalf. These limitations are intended to minimize the detrimental impact of a Financial Professional who is in a position to transfer large amounts of money for multiple clients in a particular Portfolio or type of portfolio or to comply with specific restrictions or limitations imposed by a Portfolio(s) of American Skandia.

 Please Note: Annuities where your Financial Professional or investment advisor has the authority to forward instruction on financial transactions are also subject to the restrictions on transfers between investment options that are discussed in the section entitled "ARE THERE RESTRICTIONS OR CHARGES ON TRANSFERS BETWEEN INVESTMENT OPTIONS?" Since transfer activity directed by a Financial Professional or third party investment adviser may result in unfavorable consequences to all contract owners invested in the affected options, we reserve the right to limit the investment options available to a particular Owner where such authority as described above has been given to a Financial Professional or investment advisor or impose other transfer restrictions we deem necessary. The administrative agreement may limit the available investment options, require advance notice of large transactions, or impose other trading limitations on your Financial Professional. Your Financial Professional will be informed of all such restrictions on an ongoing basis. We may also require that your Financial Professional transmit all financial transactions using the electronic trading functionality available through our Internet website (www.americanskandia.prudential.com).

 Limitations that we may impose on your Financial Professional or investment advisor under the terms of the administrative agreement do not apply to financial transactions requested by an Owner on their own behalf, except as otherwise described in this Prospectus.

 HOW DO THE FIXED ALLOCATIONS WORK?
 We credit a fixed interest rate to the Fixed Allocation throughout a set period of time called a "Guarantee Period." Fixed Allocations currently are offered with Guarantee Periods from 1 to 10 years. We may make Fixed Allocations of different durations available in the future, including Fixed Allocations offered exclusively for use with certain optional investment programs. Fixed Allocations may not be available in all states and may not always be available for all Guarantee Periods depending on market factors and other considerations.

 The interest rate credited to a Fixed Allocation is the rate in effect when the Guarantee Period begins and does not change during the Guarantee Period. The rates are an effective annual rate of interest. We determine the interest rates for the various Guarantee Periods. At the time that we confirm your Fixed Allocation, we will advise you of the interest rate in effect and the date your Fixed Allocation matures. We may change the rates we credit new Fixed Allocations at any time. Any change in interest rate does not affect Fixed Allocations that were in effect before the date of the change. To inquire as to the current rates for Fixed Allocations, please call 1-800-752-6342.

 A Guarantee Period for a Fixed Allocation begins:
  . when all or part of a net Purchase Payment is allocated to that particular Guarantee Period;
  . upon transfer of any of your Account Value to a Fixed Allocation for that particular Guarantee Period; or
  .   when you "renew" a Fixed Allocation by electing a new Guarantee Period.

 To the extent permitted by law, we may establish different interest rates for Fixed Allocations offered to a class of Owners who choose to participate in various optional investment programs we make available. This may include, but is not limited to, Owners who elect to use Fixed Allocations under a dollar cost averaging program (see "Do You Offer Dollar Cost Averaging?") or a balanced investment program (see "Do you offer programs designed to guarantee a "Return of Premium" at a future date?").

 The interest rate credited to Fixed Allocations offered to this class of purchasers may be different than those offered to other purchasers who choose the same Guarantee Period but who do not participate in an optional investment program. Any such program is at our sole discretion.

 American Skandia may offer Fixed Allocations with Guarantee Periods of 3 months or 6 months exclusively for use as a short-term Fixed Allocation ("Short-term Fixed Allocations"). Short-term Fixed Allocations may only be established with your initial Purchase Payment or additional Purchase Payments. You may not transfer existing Account Value to a Short-term Fixed Allocation. We reserve the right to terminate offering these special purpose Fixed Allocations at any time.

 On the Maturity Date of the Short-term Fixed Allocation, the Account Value will be transferred to the Sub-account(s) you choose at the inception of the program. If no instructions are provided, such Account Value will be transferred to the AST Money Market Sub-account. Short-term Fixed Allocations may not be renewed on the Maturity Date. If you surrender the Annuity or transfer any Account Value from the Short-term Fixed Allocation to any other investment option before the end of the Guarantee Period, a Market Value Adjustment will apply.

 HOW DO YOU DETERMINE RATES FOR FIXED ALLOCATIONS?

 We do not have a specific formula for determining the fixed interest rates for Fixed Allocations. Generally the interest rates we offer for Fixed Allocations will reflect the investment returns available on the types of investments we make to support our fixed rate guarantees. These investment types may include cash, debt securities guaranteed by the United States government and its agencies and instrumentalities, money market instruments, corporate debt obligations of different durations, private placements, asset-backed obligations and municipal bonds. In determining rates we also consider factors such as the length of the Guarantee Period for the Fixed Allocation, regulatory and tax requirements, liquidity of the markets for the type of investments we make, commissions, administrative and investment expenses, our insurance risks in relation to the Fixed Allocations, general economic trends and competition. Some of these considerations are similar to those we consider in determining the Insurance Charge that we deduct from Account Value allocated to the Sub-accounts. The interest rate that we credit to the Fixed Allocations may be reduced by an amount that corresponds to the asset-based charges assessed against the Sub-accounts.


 We will credit interest on a new Fixed Allocation in an existing Annuity at a rate not less than the rate we are then crediting to Fixed Allocations for the same Guarantee Period selected by new Annuity purchasers in the same class.

 The interest rate we credit for a Fixed Allocation is subject to a minimum. Please refer to the Statement of Additional Information. In certain states the interest rate may be subject to a minimum under state law or regulation.

 HOW DOES THE MARKET VALUE ADJUSTMENT WORK?
 If you transfer or withdraw Account Value from a Fixed Allocation more than 30 days before the end of its Guarantee Period, we will adjust the value of your investment based on a formula, called a "Market Value Adjustment" or "MVA". The amount of any Market Value Adjustment can be either positive or negative, depending on the movement of a combination of Strip Yields on Strips and an Option-adjusted Spread (each as defined below) between the time that you purchase the Fixed Allocation and the time you make a transfer or withdrawal. The Market Value Adjustment formula compares the combination of Strip Yields for Strips and the Option-adjusted Spreads as of the date the Guarantee Period began with the combination of Strip Yields for Strips and the Option-adjusted Spreads as of the date the MVA is being calculated. In certain states the amount of any Market Value Adjustment may be limited under state law or regulation. If your Annuity is governed by the laws of that state, any Market Value Adjustment that applies will be subject to our rules for complying with such law or regulation.

..   "Strips" are a form of security where ownership of the interest portion of
    United States Treasury securities are separated from ownership of the underlying principal amount or corpus.
..   "Strip Yields" are the yields payable on coupon Strips of United States
    Treasury securities.
..   "Option-adjusted Spread" is the difference between the yields on corporate debt securities (adjusted to disregard options on such securities) and government debt securities of comparable duration. We currently use the Merrill Lynch 1 to 10 year Investment Grade Corporate Bond Index of Option-adjusted Spreads.

 MVA Formula
 The MVA formula is applied separately to each Fixed Allocation to determine the Account Value of the Fixed Allocation on a particular date. The formula is as follows:

                         [(1+I) / (1+J+0.0010)]/N/365/

                                    where:

        I is the Strip Yield as of the start date of the Guarantee Period for coupon Strips maturing at the end of the applicable Guarantee Period plus the Option-adjusted Spread. If there are no Strips maturing at that time, we will use the Strip Yield for the Strips maturing as soon as possible after the Guarantee Period ends.

        J is the Strip Yield as of the date the MVA formula is being applied for coupon Strips maturing at the end of the applicable Guarantee Period plus the Option-adjusted Spread. If there are no Strips maturing at that time, we will use the Strip Yield for the Strips maturing as soon as possible after the Guarantee Period ends.

        N is the number of days remaining in the original Guarantee Period.

 If you surrender your Annuity under the right to cancel provision, the MVA formula is:

                           [(1 + I)/(1 + J)]/N/365/

 MVA Examples
 The following hypothetical examples show the effect of the MVA in determining Account Value. Assume the following:
  . You allocate $50,000 into a Fixed Allocation (we refer to this as the "Allocation Date" in these examples) with a Guarantee Period of 5 years (we refer to this as the "Maturity Date" in these examples).
  . The Strip Yields for coupon Strips beginning on Allocation Date and maturing on Maturity Date plus the Option-adjusted Spread is 5.50% (I = 5.50%).
  . You make no withdrawals or transfers until you decide to withdraw the entire Fixed Allocation after exactly three (3) years, at which point 730 days remain before the Maturity Date (N = 730).

 Example of Positive MVA
 Assume that at the time you request the withdrawal, the Strip Yields for Strips maturing on the Maturity Date plus the Option-adjusted Spread is 4.00% (J = 4.00%). Based on these assumptions, the MVA would be calculated as follows:

    MVA Factor = [(1+I)/(1+J+0.0010)]/N/365 /= [1.055/1.041]/2 /= 1.027078
                          Interim Value = $57,881.25
       Account Value after MVA = Interim Value X MVA Factor = $59,448.56

 Example of Negative MVA
 Assume that at the time you request the withdrawal, the Strip Yields for Strips maturing on the Maturity Date plus the Option-adjusted Spread is 7.00% (J = 7.00%). Based on these assumptions, the MVA would be calculated as follows:

    MVA Factor = [(1+I)/(1+J+0.0010)]/N/365 /= [1.055/1.071]/2 /= 0.970345
                          Interim Value = $57,881.25
      Account Value after MVA = Interim Value X MVA Factor = $56,164.78.

 WHAT HAPPENS WHEN MY GUARANTEE PERIOD MATURES?
 The "Maturity Date" for a Fixed Allocation is the last day of the Guarantee Period. Before the Maturity Date, you may choose to renew the Fixed Allocation for a new Guarantee Period of the same or different length or you may transfer all or part of that Fixed Allocation's Account Value to another Fixed Allocation or to one or more Sub-accounts. We will not charge a MVA if you choose to renew a Fixed Allocation on its Maturity Date or transfer the Account Value to one or more Sub-accounts. We will notify you before the end of the Guarantee Period about the fixed interest rates that we are currently crediting to all Fixed Allocations that are being offered. The rates being credited to Fixed Allocations may change before the Maturity Date.

 If you do not specify how you want a Fixed Allocation to be allocated on its Maturity Date, we will then transfer the Account Value of the Fixed Allocation to the AST Money Market Sub-account. You can then elect to allocate the Account Value to any of the Sub-accounts or to a new Fixed Allocation.

                            ACCESS TO ACCOUNT VALUE

 WHAT TYPES OF DISTRIBUTIONS ARE AVAILABLE TO ME?
 During the accumulation period you can access your Account Value through partial withdrawals, Systematic Withdrawals, and where required for tax purposes, Minimum Distributions. You can also surrender your Annuity at any time. We may deduct a portion of the Account Value being withdrawn or surrendered as a CDSC, if applicable. If you surrender your Annuity, in addition to any CDSC, we may deduct the Annual Maintenance Fee, any Tax Charge that applies and the charge for any optional benefits. We may also apply a Market Value Adjustment to any Fixed Allocations being withdrawn or surrendered. Certain amounts may be available to you each Annuity Year that are not subject to a CDSC. These are called "Free Withdrawals." Unless you notify us differently, withdrawals are taken pro-rata based on the Account Value in the investment options at the time we receive your withdrawal request. Each of these types of distributions is described more fully below.

 ARE THERE TAX IMPLICATIONS FOR DISTRIBUTIONS?
 (For more information, see "Tax Considerations.")

 During the Accumulation Period
 A distribution during the accumulation period is deemed to come first from any "gain" in your Annuity and second as a return of your "tax basis", if any. Distributions from your Annuity are generally subject to ordinary income taxation on the amount of any investment gain unless the distribution qualifies as a non-taxable exchange or transfer. If you take a distribution prior to the taxpayer's age 59 1/2, you may be subject to a 10% penalty in addition to ordinary income taxes on any gain. You may wish to consult a professional tax advisor for advice before requesting a distribution.

 During the Annuitization Period
 During the annuitization period, a portion of each annuity payment is taxed as ordinary income at the tax rate you are subject to at the time of the payment. The Code and regulations have "exclusionary rules" that we use to determine what portion of each annuity payment should be treated as a return of any tax basis you have in your Annuity. Once the tax basis in your Annuity has been distributed, the remaining annuity payments are taxable as ordinary income. The tax basis in your Annuity may be based on the tax-basis from a prior contract in the case of a 1035 exchange or other qualifying transfer.

 CAN I WITHDRAW A PORTION OF MY ANNUITY?
 Yes, you can make a withdrawal during the accumulation period.


  . To meet liquidity needs, you can withdraw a limited amount from your Annuity during each Annuity Year without application of any CDSC. We call this the "Free Withdrawal" amount. The Free Withdrawal amount is not available if you choose to surrender your Annuity. Amounts withdrawn as a Free Withdrawal do not reduce the amount of CDSC that may apply upon a subsequent withdrawal or surrender of your Annuity. The minimum Free Withdrawal you may request is $100.
  . You can also make withdrawals in excess of the Free Withdrawal amount. The minimum partial withdrawal you may request is $100.


 To determine if a CDSC applies to partial withdrawals, we:

 1. First determine what, if any, amounts qualify as a Free Withdrawal. These amounts are not subject to the CDSC.
 2. Next determine what, if any, remaining amounts are withdrawals of Purchase Payments. Amounts in excess of the Free Withdrawal amount will be treated as withdrawals of Purchase Payments unless all Purchase Payments have been previously withdrawn. These amounts are subject to the CDSC. Purchase Payments are withdrawn on a first in, first out basis.
 3. Withdraw any remaining amounts from any other Account Value. These amounts are not subject to the CDSC.

 You may request a withdrawal for an exact dollar amount after deduction of any CDSC that applies (called a "net withdrawal") or request a gross withdrawal from which we will deduct any CDSC that applies, resulting in less money being payable to you than the amount you requested. If you request a net withdrawal, the amount deducted from your Account Value to pay the CDSC may also be subject to a CDSC.

 Partial withdrawals may also be available following annuitization but only if you choose certain annuity payment options.

 To request the forms necessary to make a withdrawal from your Annuity, call 1-800-752-6342 or visit our Internet Website at www.americanskandia.prudential.com.

 HOW MUCH CAN I WITHDRAW AS A FREE WITHDRAWAL?
 The maximum Free Withdrawal amount during each Annuity Year is equal to 10% of all Purchase Payments that are subject to a CDSC. Withdrawals made within an Annuity Year reduce the Free Withdrawal amount available for the remainder of the Annuity

 Year. If you do not make a withdrawal during an Annuity Year, you are not allowed to carry over the Free Withdrawal amount to the next Annuity Year.

 CAN I MAKE PERIODIC WITHDRAWALS FROM MY ANNUITY DURING THE ACCUMULATION PERIOD? Yes. We call these "Systematic Withdrawals." You can receive Systematic Withdrawals of earnings only or a flat dollar amount. Systematic Withdrawals may be subject to a CDSC. We will determine whether a CDSC applies and the amount in the same way as we would for a partial withdrawal.

 Systematic Withdrawals can be made from Account Value allocated to the Sub-accounts or Fixed Allocations. Generally, Systematic Withdrawals from Fixed Allocations are limited to earnings accrued after the program of Systematic Withdrawals begins, or payments of fixed dollar amounts that do not exceed such earnings. Systematic Withdrawals are available on a monthly, quarterly, semi-annual or annual basis.

 The minimum amount for each Systematic Withdrawal is $100. If any scheduled Systematic Withdrawal is for less than $100 (which may occur under a program that provides payment of an amount equal to the earnings in your Annuity for the period requested), we may postpone the withdrawal and add the expected amount to the amount that is to be withdrawn on the next scheduled Systematic Withdrawal.


 DO YOU OFFER A PROGRAM FOR WITHDRAWALS UNDER SECTIONS 72(t) OF THE INTERNAL REVENUE CODE?
 Yes. If your Annuity is used as a funding vehicle for certain retirement plans that receive special tax treatment under Sections 401, 403(b), 408 or 408A of the Code, Section 72(t) of the Code may provide an exception to the 10% penalty tax on distributions made prior to age 59 1/2 if you elect to receive distributions as a series of "substantially equal periodic payments". Distributions received under these provisions in any Annuity Year that exceed the maximum amount available as a free withdrawal will be subject to any applicable CDSC. We may apply a Market Value Adjustment to any Fixed Allocations. To request a program that complies with Sections 72(t), you must provide us with certain required information in writing on a form acceptable to us. We may require advance notice to allow us to calculate the amount of 72(t) withdrawals. The Surrender Value of your Annuity must be at least $20,000 before we will allow you to begin a program for withdrawals under Sections 72(t). The minimum amount for any such withdrawal is $100 and payments may be made monthly, quarterly, semi-annually or annually.


 You may also annuitize your contract and begin receiving payments for the remainder of your life (or life expectancy) as a means of receiving income payments before age 59 1/2 that are not subject to the 10% penalty.


 WHAT ARE REQUIRED MINIMUM DISTRIBUTIONS AND WHEN WOULD I NEED TO MAKE THEM? (See "Tax Considerations" for a further discussion of Required Minimum Distributions.)

 Required Minimum Distributions are a type of Systematic Withdrawal we allow to meet distribution requirements under Sections 401, 403(b) or 408 of the Code. Required Minimum Distribution rules do not apply to Roth IRAs during the Owner's lifetime. Under the Code, you may be required to begin receiving periodic amounts from your Annuity. In such case, we will allow you to make Systematic Withdrawals in amounts that satisfy the Required Minimum Distribution rules under the Code. We do not assess a CDSC on Required Minimum Distributions from your Annuity if you are required by law to take such Required Minimum Distributions from your Annuity at the time it is taken. However, a CDSC (if applicable) may be assessed on that portion of a Systematic Withdrawal that is taken to satisfy the Required Minimum Distribution provisions in relation to other savings or investment plans under other qualified retirement plans not maintained with American Skandia.

 The amount of the Required Minimum Distribution for your particular situation may depend on other annuities, savings or investments. We will only calculate the amount of your Required Minimum Distribution based on the value of your Annuity. We require three (3) days advance written notice to calculate and process the amount of your payments. You may elect to have Required Minimum Distributions paid out monthly, quarterly, semi-annually or annually. The $100 minimum amount that applies to Systematic Withdrawals applies to monthly Required Minimum Distributions but does not apply to Required Minimum Distributions taken out on a quarterly, semi-annual or annual basis.

 You may also annuitize your contract and begin receiving payments for the remainder of your life (or life expectancy) as a means of receiving income payments and satisfying the Required Minimum Distribution provisions under the Code.


 CAN I SURRENDER MY ANNUITY FOR ITS VALUE?
 Yes. During the accumulation period you can surrender your Annuity at any time. Upon surrender, you will receive the Surrender Value. Upon surrender of your Annuity, you will no longer have any rights under the surrendered Annuity.

 For purposes of calculating any applicable CDSC on surrender, the Purchase Payments being withdrawn may be greater than your remaining Account Value or the amount of your withdrawal request. This is most likely to occur if you have made prior withdrawals under the Free Withdrawal provision or if your Account Value has declined in value due to negative market performance. In that scenario, we would determine the CDSC amount as the applicable percentage of the Purchase Payments being withdrawn, rather than as a percentage of the remaining Account Value or withdrawal request. Thus, the CDSC would be greater than if it were calculated as a percentage of remaining Account Value or withdrawal amount. We may apply a Market Value Adjustment to any Fixed Allocations.

 Under certain annuity payment options, you may be allowed to surrender your Annuity for its then current value.

 To request the forms necessary to surrender your Annuity, call 1-800-752-6342 or visit our Internet Website at www.americanskandia.prudential.com.

 WHAT IS A MEDICALLY-RELATED SURRENDER AND HOW DO I QUALIFY?

 Where permitted by law, you may request to surrender all or part of your Annuity prior to the Annuity Date without application of any otherwise applicable CDSC upon occurrence of a medically-related "Contingency Event" as described below. We may apply a Market Value Adjustment to any Fixed Allocations. If you request a full surrender, the amount payable will be your Account Value minus, with respect to XT6, (a) the amount of any XTra Credits applied within 12 months prior to your request to surrender your Annuity under this provision; and (b) the amount of any XTra Credits added in conjunction with any Purchase Payments received after our receipt of your request for a medically-related surrender (e.g. Purchase Payments received at such time pursuant to a salary reduction program). With respect to partial surrenders, we similarly reserve the right to take back XTra Credits as described above.


 This waiver of any applicable CDSC is subject to our rules, including but not limited to the following:
  . The Annuitant must have been named or any change of Annuitant must have been accepted by us, prior to the "Contingency Event" described below in order to qualify for a medically-related surrender;
  . the Annuitant must be alive as of the date we pay the proceeds of such surrender request;
  . if the Owner is one or more natural persons, all such Owners must also be alive at such time;
  . we must receive satisfactory proof of the Annuitant's confinement in a Medical Care Facility or Fatal Illness in writing on a form satisfactory to us;

  . this option is not available if the total Purchase Payments received exceed $500,000 for all annuities issued by us with this benefit where the same person is named as Annuitant; and

  .   no additional Purchase Payments can be made to the Annuity.


 A "Contingency Event" occurs if the Annuitant is:

..   first confined in a "Medical Care Facility" while your Annuity is in force and remains confined for at least 90 days in a row; or
..   first diagnosed as having a "Fatal Illness" while your Annuity is in force.

 The definitions of "Medical Care Facility" and "Fatal Illness," as well as additional terms and conditions, are provided in your Annuity. Specific details and definitions in relation to this benefit may differ in certain jurisdictions.

 WHAT TYPES OF ANNUITY OPTIONS ARE AVAILABLE?

 We currently make available annuity options that provide fixed annuity payments or adjustable annuity payments. Your Annuity provides certain fixed annuity payment options. We do not guarantee to continue to make available any other option other than the fixed annuity payment options set forth in your Annuity. Fixed options provide the same amount with each payment. Adjustable options provide a fixed payment that is periodically adjusted based on current interest rates. Please refer to the "Guaranteed Minimum Income Benefit," the "Lifetime Five Income Benefit, the Spousal Lifetime Five Income Benefit and the Highest Daily Lifetime Five Income Benefit," under "Living Benefits" below for a description of annuity options that are available when you elect these benefits. For additional information on annuity payment options you may request a Statement of Additional Information.

 When you purchase an Annuity, or at a later date, you may choose an Annuity Date, an annuity option and the frequency of annuity payments. You may change your choices before the Annuity Date under the terms of your contract. A maximum Annuity Date may be required by law or under the terms of your Annuity. The Annuity Date may depend on the annuity option you choose. Certain annuity options may not be available depending on the age of the Annuitant. See section below entitled "How and When Do I Choose the Annuity Payment Option?"


 Certain of these annuity options may be available to Beneficiaries who choose to receive the Death Benefit proceeds as a series of payments instead of a lump sum payment.

 Please note, with respect to XT6, you may not annuitize within the first three Annuity Years and with respect to ASAP III and APEX II, you may not annuitize within the first Annuity Year.

 Option 1

 Payments for Life: Under this option, income is payable periodically until the death of the "key life". The "key life" (as used in this section) is the person or persons upon whose life annuity payments are based. No additional annuity payments are made after the death of the key life. Since no minimum number of payments is guaranteed, this option offers the largest amount of periodic payments of the life contingent annuity options. It is possible that only one payment will be payable if the death of the key life occurs before the date the second payment was due, and no other payments nor death benefits would be payable. Under this option, you cannot make a partial or full surrender of the annuity.


 Option 2

 Payments Based on Joint Lives: Under this option, income is payable periodically during the joint lifetime of two key lives, and thereafter during the remaining lifetime of the survivor, ceasing with the last payment prior to the survivor's death. No minimum number of payments is guaranteed under this option. It is possible that only one payment will be payable if the death of all the key lives occurs before the date the second payment was due, and no other payments or death benefits would be payable. Under this option, you cannot make a partial or full surrender of the annuity.


 Option 3

 Payments for Life with a Certain Period: Under this option, income is payable until the death of the key life. However, if the key life dies before the end of the period selected (5, 10 or 15 years), the remaining payments are paid to the Beneficiary until the end of such period. Under this option, you cannot make a partial or full surrender of the annuity.


 Option 4
 Fixed Payments for a Certain Period: Under this option, income is payable periodically for a specified number of years. If the payee dies before the end of the specified number of years, the remaining payments are paid to the Beneficiary until the end of such period. Note that under this option, payments are not based on any assumptions of life expectancy. Therefore, that portion of the Insurance Charge assessed to cover the risk that key lives outlive our expectations provides no benefit to an Owner selecting this option. Under this option, you cannot make a partial or full surrender of the annuity.




 We may make different annuity payment options available in the future. We do not guarantee to continue to make available any other option other than the fixed annuity payment options set forth in your contract.


 HOW AND WHEN DO I CHOOSE THE ANNUITY PAYMENT OPTION?
 Unless prohibited by law, we require that you elect either a life annuity or an annuity with a certain period of at least 5 years if any CDSC would apply were you to surrender your Annuity on the Annuity Date. Certain annuity payment options may not be available if your Annuity Date occurs during the period that a CDSC would apply.


 You have a right to choose your Annuity Date, provided it is no later than the maximum Annuity Date that may be required by law or under the terms of your Annuity.

 For Annuities issued prior to November 20, 2006:
  . if you do not provide us with your Annuity Date, a default date for the Annuity Date will be the first day of the calendar month following the later of the Annuitant's 85/th/ birthday or the fifth anniversary of our receipt of your request to purchase an Annuity; and
  . unless you instruct us otherwise, the annuity payments, where allowed by law, will be calculated on a fixed basis under Option 3, Payments for Life with 10 years certain.

 For Annuities issued on or after November 20, 2006:
  . Unless we agree otherwise, the Annuity Date you choose must be no later than the first day of the calendar month coinciding with or next following the later of: (a) the oldest Owner's or Annuitant's 95/th/ birthday, whichever occurs first, and (b) the fifth anniversary of the Issue Date. Certain states may have different requirements based on applicable laws.
  . If you do not provide us with your Annuity Date, the maximum date as described above will be the default date; and, unless you instruct us otherwise, we will pay you the annuity payments and the annuity payments, where allowed by law, will be calculated on a fixed basis under Option 3, Payments for Life with 10 years certain.


 If you choose to defer the Annuity Date beyond the default date, the IRS may not consider your contract to be an annuity under the tax law. If that should occur, all gain in your Annuity at that time will become immediately taxable to you. Further, each subsequent year's increase in Account Value would be taxable in that year. By choosing to continue to defer after the default date, you will assume the risk that your Annuity will not be considered an annuity for federal income tax purposes.


 Please note that annuitization essentially involves converting your Account Value to an annuity payment stream, the length of which depends on the terms of the applicable annuity option. Thus, once annuity payments begin, your death benefit is determined solely under the terms of the applicable annuity payment option, and you no longer participate in any optional living benefit (unless you have annuitized under that benefit).

 HOW ARE ANNUITY PAYMENTS CALCULATED?


 Fixed Annuity Payments

 If you choose to receive fixed annuity payments, you will receive equal fixed-dollar payments throughout the period you select. The amount of the fixed payment will vary depending on the annuity payment option and payment frequency you select. Generally, the first annuity payment is determined by multiplying the Account Value, minus any state premium taxes that may apply, by the factor determined from our table of annuity rates. The table of annuity rates differs based on the type of annuity chosen and the frequency of payment selected. Our rates will not be less than our guaranteed minimum rates. These guaranteed minimum rates are derived from the a2000 Individual Annuity Mortality Table with an assumed interest rate of 3% per annum. Where required by law or regulation, such annuity table will have rates that do not differ according to the gender of the key life. Otherwise, the rates will differ according to the gender of the key life.



 Adjustable Annuity Payments
 We may make an adjustable annuity payment option available. Adjustable annuity payments are calculated similarly to fixed annuity payments except that on every fifth (5/th/) anniversary of receiving annuity payments, the annuity payment amount is adjusted upward or downward depending on the rate we are currently crediting to annuity payments. The adjustment in the annuity payment amount does not affect the duration of remaining annuity payments, only the amount of each payment.

                            LIVING BENEFIT PROGRAMS

 DO YOU OFFER PROGRAMS DESIGNED TO PROVIDE INVESTMENT PROTECTION FOR OWNERS WHILE THEY ARE ALIVE?
 American Skandia offers different optional benefits, for an additional charge, that can provide investment protection for Owners while they are alive. Notwithstanding the additional protection provided under the optional Living Benefit Programs, the additional cost has the impact of reducing net performance of the investment options. Each optional benefit offers a distinct type of guarantee, regardless of the performance of the Sub-accounts, that may be appropriate for you depending on the manner in which you intend to make use of your Annuity while you are alive. Depending on which optional benefit you choose, you can have flexibility to invest in the Sub-accounts while:
..   protecting a principal amount from decreases in value as of specified future dates due to investment performance;
..   taking withdrawals with a guarantee that you will be able to withdraw not less than a principal amount over time;
..   guaranteeing a minimum amount of growth will be applied to your principal, if it is to be used as the basis for certain types of lifetime income payments; or
..   providing spousal continuation of certain benefits.


 The "living benefits" that American Skandia offers are the Guaranteed Return Option Plus (GRO Plus), the Guaranteed Minimum Withdrawal Benefit (GMWB), the Guaranteed Minimum Income Benefit (GMIB), the Lifetime Five Income Benefit, the Spousal Lifetime Five Income Benefit and the Highest Daily Lifetime Five Income Benefit. Please refer to the benefit descriptions that follow for a complete description of the terms, conditions and limitations of each optional benefit. Investment restrictions apply if you elect certain optional living benefits. See the chart in the "Investment Options" section of the Prospectus for a list of investment options available and permitted with each benefit. You should consult with your Financial Professional to determine if any of these optional benefits may be appropriate for you based on your financial needs. There are many factors to consider, but we note that among them you may want to evaluate the tax implications of these different approaches to meeting your needs, both between these benefits and in comparison to other potential solutions to your needs (e.g., comparing the tax implications of the withdrawal benefit and annuity payments).


 GUARANTEED RETURN OPTION Plus/SM /(GRO Plus/SM/)


 The Guaranteed Return Option Plus described below is only being offered in those jurisdictions where we have received regulatory approval, and will be offered subsequently in other jurisdictions when we receive regulatory approval in those jurisdictions. Certain terms and conditions may differ between jurisdictions once approved. The program can be elected by new purchasers on the Issue Date of their Annuity, and can be elected by existing Annuity Owners on either the anniversary of the Issue Date of their Annuity or on a date other than that anniversary, as described below under "Election of the Program". The Guaranteed Return Option Plus is not available if you elect the Guaranteed Return Option program (and it is currently active), the Guaranteed Minimum Withdrawal Benefit, the Guaranteed Minimum Income Benefit, the Lifetime Five Income Benefit, the Spousal Lifetime Five Income Benefit, the Highest Daily Lifetime Five Income Benefit, the Highest Daily Value Death Benefit, or the Dollar Cost Averaging program if it involves transfers out of the Fixed Allocations.


 We offer a program that, after a seven-year period following commencement of the program (we refer to the end of that period and any applicable subsequent period as the "maturity date") and on each anniversary of the maturity date thereafter while the program remains in effect, guarantees your Account Value will not be less than your Account Value on the effective date of your program (called the "Protected Principal Value"). The program also offers you the opportunity to elect a second, enhanced guaranteed amount at a later date if your Account Value has increased, while preserving the guaranteed amount established on the effective date of your program. The enhanced guaranteed amount (called the "Enhanced Protected Principal Value") guarantees that, after a separate period following election of the enhanced guarantee and on each anniversary thereafter while this enhanced guarantee amount remains in effect, your Account Value will not be less than your Account Value on the effective date of your election of the enhanced guarantee.

 The program monitors your Account Value daily and, if necessary, systematically transfers amounts between the Sub-accounts you choose and Fixed Allocations used to support the Protected Principal Value(s). The program may be appropriate if you wish to protect a principal amount against market downturns as of a specific date in the future, but also wish to invest in the Sub-accounts to participate in market performance. There is an additional charge if you elect the Guaranteed Return Option Plus program.

 The guarantees provided by the program exist only on the applicable maturity date(s) and on each anniversary of the maturity date(s) thereafter. However, due to the ongoing monitoring of your Account Value and the transfer of Account Value between the Sub-accounts and the Fixed Allocations to support our future guarantees, the program may provide some protection from significant market losses if you choose to surrender your Annuity or begin receiving annuity payments prior to a maturity date. For this same reason, the program may limit your ability to benefit from market increases while it is in effect.

 Key Feature - Protected Principal Value/Enhanced Protected Principal Value The Guaranteed Return Option Plus offers a base guarantee as well as the option of electing an enhanced guarantee at a later date.

       . Base Guarantee: Under the base guarantee, American Skandia guarantees that on the maturity date and on each anniversary of the maturity date thereafter that the program remains in effect, your Account Value will be no less than the Protected Principal Value. On the maturity date and on each anniversary after the maturity date that the program remains in effect, if your Account Value is below the Protected Principal Value, American Skandia will apply additional amounts to your Annuity from its general account to increase your Account Value to be equal to the Protected Principal Value.

       . Enhanced Guarantee: On any anniversary following commencement of the program, you can establish an enhanced guaranteed amount based on your current Account Value. Under the enhanced guarantee, American Skandia guarantees that at the end of a specified period following the election of the enhanced guarantee (also referred to as its "maturity date"), and on each anniversary of the maturity date thereafter that the enhanced guaranteed amount remains in effect, your Account Value will be no less than the Enhanced Protected Principal Value. You can elect an enhanced guarantee more than once; however, a subsequent election supersedes the prior election of an enhanced guarantee. Election of an enhanced guarantee does not impact the base guarantee. In addition, you may elect an "auto step-up" feature that will automatically create an enhanced guarantee (or increase your enhanced guarantee, if previously elected) on each anniversary of the program (and create a new maturity period for the new enhanced guarantee) if the Account Value as of that anniversary exceeds the Protected Principal Value or Enhanced Protected Principal Value by 7% or more. You may also elect to terminate an enhanced guarantee. If you elect to terminate the enhanced guarantee, the base guarantee will remain in effect. If you have elected the enhanced guarantee, on the guarantee's maturity date and on each anniversary of the maturity date thereafter that the enhanced guarantee amount remains in effect, if your Account Value is below the Enhanced Protected Principal Value, American Skandia will apply additional amounts to your Annuity from its general account to increase your Account Value to be equal to the Enhanced Protected Principal Value.

 Any amounts added to your Annuity to support our guarantees under the program will be applied to any Fixed Allocations first and then to the Sub-accounts pro-rata, based on your most recent allocation instructions in accordance with the allocation mechanism we use under the program. We will notify you of any amounts added to your Annuity under the program. If our assumptions are correct and the operations relating to the administration of the program work properly, we do not expect that we will need to add additional amounts to your Annuity. The Protected Principal Value is referred to as the "Base Guarantee" and the Enhanced Protected Principal Value is referred to as the "Step-up Guarantee" in the rider we issue for this benefit.

 Withdrawals under your Annuity
 Withdrawals from your Annuity, while the program is in effect, will reduce the base guarantee under the program as well as any enhanced guarantee. Cumulative annual withdrawals up to 5% of the Protected Principal Value as of the effective date of the program (adjusted for any subsequent Purchase Payments and, with respect to XT6, any Credits applied to such Purchase Payments) will reduce the applicable guaranteed amount by the actual amount of the withdrawal (referred to as the "dollar-for-dollar limit"). If the amount withdrawn is greater than the dollar-for-dollar limit, the portion of the withdrawal equal to the dollar-for-dollar limit will be treated as described above, and the portion of the withdrawal in excess of the dollar-for-dollar limit will reduce the base guarantee and the enhanced guarantee proportionally, according to the formula as described in the rider for this benefit (see the examples of this calculation below). Withdrawals other than Systematic Withdrawals will be taken pro-rata from the Sub-accounts and any Fixed Allocations. Systematic Withdrawals will be taken pro-rata from the Sub-accounts and any Fixed Allocations up to growth attributable to the Fixed Allocations and thereafter pro-rata solely from the Sub-accounts. Withdrawals will be subject to all other provisions of your Annuity, including any Contingent Deferred Sales Charge and Market Value Adjustment that would apply.

 Charges for other optional benefits under your Annuity that are deducted as an annual charge in arrears will not reduce the applicable guaranteed amount under the Guaranteed Return Option Plus program, however, any partial withdrawals in payment of charges for the Plus40(TM) Optional Life Insurance Rider (not currently offered for sale) and any third party investment advisory service will be treated as withdrawals and will reduce the applicable guaranteed amount.

 The following examples of dollar-for-dollar and proportional reductions assume that: 1.) the Issue Date and the effective date of the GRO Plus/SM/ program are October 13, 2004; 2.) an initial Purchase Payment of $250,000 (includes any Credits under XT6); 3.) a base guarantee amount of $250,000; and 4.) a dollar-for-dollar limit of $12,500 (5% of $250,000). The values set forth here are purely hypothetical and do not reflect the charge for GRO Plus or other fees and charges.

 Example 1. Dollar-for-dollar reduction
 A $10,000 withdrawal is taken on November 29, 2004 (in the first Annuity
 Year). No prior withdrawals have been taken. As the amount withdrawn is less than the Dollar-for-dollar Limit:
..   The base guarantee amount is reduced by the amount withdrawn (i.e., by
    $10,000, from $250,000 to $240,000).
..   The remaining dollar-for-dollar limit ("Remaining Limit") for the balance of the first Annuity Year is also reduced by the amount withdrawn (from $12,500 to $2,500).

 Example 2. Dollar-for-dollar and proportional reductions
 A second $10,000 withdrawal is taken on December 18, 2004 (still within the first Annuity Year). The Account Value immediately before the withdrawal is $180,000. As the amount withdrawn exceeds the Remaining Limit of $2,500 from Example 1:
..   the base guarantee amount is first reduced by the Remaining Limit (from
    $240,000 to $237,500);
..   The result is then further reduced by the ratio of A to B, where:

    -- A is the amount withdrawn less the Remaining Limit ($10,000 - $2,500, or
       $7,500).
    -- B is the Account Value less the Remaining Limit ($180,000 - $2,500, or
       $177,500).

 The resulting base guarantee amount is: $237,500 X (1 - $7,500 / $177,500), or $227,464.79.

..   The Remaining Limit is set to zero (0) for the balance of the first Annuity
    Year.

 Example 3. Reset of the Dollar-for-dollar Limit
 A $10,000 withdrawal is made on December 19, 2005 (second Annuity Year). The Remaining Limit has been reset to the dollar-for-dollar limit of $12,500. As the amount withdrawn is less than the dollar-for-dollar limit:
  . The base guarantee amount is reduced by the amount withdrawn (i.e., reduced by $10,000, from $227,464.79 to $217,464.79).
  . The Remaining Limit for the balance of the second Annuity Year is also reduced by the amount withdrawn (from $12,500 to $2,500).

 Key Feature - Allocation of Account Value
 Account Value is transferred to and maintained in Fixed Allocations to the extent we, in our sole discretion, deem it is necessary to support our guarantee(s) under the program. We monitor fluctuations in your Account Value each Valuation Day, as well as the prevailing interest rates on Fixed Allocations, the remaining duration(s) until the applicable maturity date(s) and the amount of Account Value allocated to Fixed Allocation(s) relative to a "reallocation trigger", which determines whether Account Value must be transferred to or from Fixed Allocation(s). While you are not notified when your Account Value reaches a reallocation trigger, you will receive a confirmation statement indicating the transfer of a portion of your Account Value either to or from Fixed Allocation(s).

       . If your Account Value is greater than or equal to the reallocation trigger, your Account Value in the Sub-accounts will remain allocated according to your most recent instructions. If a portion of Account Value was previously allocated to a Fixed Allocation to support the applicable guaranteed amount, all or a portion of those amounts may be transferred from the Fixed Allocation and re-allocated to the Sub-accounts pro-rata according to your most recent allocation instructions (including the model allocations under any asset allocation program you may have elected). A Market Value Adjustment will apply when we reallocate Account Value from a Fixed Allocation to the Sub-accounts, which may result in a decrease or increase in your Account Value.

       . If your Account Value is less than the reallocation trigger, a portion of your Account Value in the Sub-accounts will be transferred from the Sub-accounts pro-rata according to your allocations to a new Fixed Allocation(s) to support the applicable guaranteed amount. The new Fixed Allocation(s) will have a Guarantee Period equal to the time remaining until the applicable maturity date(s). The Account Value allocated to the new Fixed Allocation(s) will be credited with the fixed interest rate(s) then being credited to a new Fixed Allocation(s) maturing on the applicable maturity date(s) (rounded to the next highest yearly duration). The Account Value will remain invested in each applicable Fixed Allocation until the applicable maturity date unless, at an earlier date, your Account Value is greater than or equal to the reallocation trigger and, therefore, amounts can be transferred to the Sub-accounts while maintaining the guaranteed protection under the program (as described above).

 If a significant amount of your Account Value is systematically transferred to Fixed Allocations to support the Protected Principal Value and/or the Enhanced Protected Principal Value during periods of market declines, low interest rates, and/or as the program nears its maturity date, less of your Account Value may be available to participate in the investment experience of the Sub-accounts if there is a subsequent market recovery. During periods closer to the maturity date of the base guarantee or any enhanced guarantee, or any anniversary of such maturity date(s), a significant portion of your Account Value may be allocated to Fixed Allocations to support any applicable guaranteed amount(s). If your Account

 Value is less than the reallocation trigger and new Fixed Allocations must be established during periods where the interest rate(s) being credited to such Fixed Allocations is low, a larger portion of your Account Value may need to be transferred to Fixed Allocations to support the applicable guaranteed amount(s), causing less of your Account Value to be available to participate in the investment experience of the Sub-accounts.

 Separate Fixed Allocations may be established in support of the Protected Principal Value and the Enhanced Protected Principal Value (if elected). There may also be circumstances when a Fixed Allocation will be established only in support of the Protected Principal Value or the Enhanced Protected Principal Value. If you elect an enhanced guarantee, it is more likely that a portion of your Account Value may be allocated to Fixed Allocations and will remain allocated for a longer period of time to support the Enhanced Protected Principal Value, even during a period of positive market performance and/or under circumstances where Fixed Allocations would not be necessary to support the Protected Principal Value. Further, there may be circumstances where Fixed Allocations in support of the Protected Principal Value or Enhanced Protected Principal Value are transferred to the Sub-accounts differently than each other because of the different guarantees they support.

 American Skandia uses an allocation mechanism based on assumptions of expected and maximum market volatility, interest rates and time left to the maturity of the program to determine the reallocation trigger. The allocation mechanism is used to determine the allocation of Account Value between Fixed Allocations and the Sub-accounts you choose. American Skandia reserves the right to change the allocation mechanism and the reallocation trigger at its discretion, subject to regulatory approval where required. Changes to the allocation mechanism and/or the reallocation trigger may be applied to existing programs where allowed by law.

 Election of the Program
 The Guaranteed Return Option Plus program can be elected at the time that you purchase your Annuity, or on any Valuation Day thereafter (prior to annuitization). If you elect the program after the Issue Date of your Annuity, the program will be effective as of the Valuation Day that we receive the required documentation in good order at our home office, and the guaranteed amount will be based on your Account Value as of that date. If you previously elected the Guaranteed Return Option program and wish to elect the Guaranteed Return Option Plus program, your prior Guaranteed Return Option program will be terminated. Termination of the Guaranteed Return Option for the purpose of electing the Guaranteed Return Option Plus will be treated as any other termination of the Guaranteed Return Option (see below), including the termination of any guaranteed amount, and application of any applicable Market Value Adjustment when amounts are transferred to the Sub-accounts as a result of the termination. The Guaranteed Return Option Plus program will then be added to your Annuity based on the current Account Value.

 Termination of the Program

 You can elect to terminate the enhanced guarantee but maintain the protection provided by the base guarantee. You also can terminate the Guaranteed Return Option Plus program entirely. If you terminate the program entirely, you can subsequently elect to participate in the program again (based on the Account Value on that date) by furnishing the documentation we require. In a rising market, you could, for example, terminate the program on a given Valuation Day and two weeks later reinstate the program with a higher base guarantee (and a new maturity date). However, your ability to reinstate the program is limited by the following: (A) in any Annuity Year, we do not permit more than two program elections (including any election made effective on the Annuity issue date and any election made by a surviving spouse) and (B) a program reinstatement cannot be effected on the same Valuation Day on which a program termination was effected. Upon termination, any Account Value in the Fixed Allocations will be transferred to the Sub-accounts pro-rata based on the Account Values in such Sub-accounts, or in accordance with any effective asset allocation program. A Market Value Adjustment will apply.


 The program will terminate automatically upon: (a) the death of the Owner or the Annuitant (in an entity owned contract); (b) as of the date Account Value is applied to begin annuity payments; or (c) upon full surrender of the Annuity. If you elect to terminate the program, the Guaranteed Return Option Plus will no longer provide any guarantees. The surviving spouse may elect the benefit at any time, subject to the limitations described above, after the death of the Annuity Owner. The surviving spouse's election will be effective on the Valuation Day that we receive the required documentation in good order at our home office, and the Account Value on that Valuation Day will be the Protected Principal Value.

 The charge for the Guaranteed Return Option Plus program will no longer be deducted from your Account Value upon termination of the program.

 Special Considerations under the Guaranteed Return Option Plus
 This program is subject to certain rules and restrictions, including, but not limited to the following:
  . Upon inception of the program, 100% of your Account Value must be allocated to the Sub-accounts. No Fixed Allocations may be in effect as of the date that you elect to participate in the program. However, the reallocation trigger may transfer Account Value to Fixed Allocations as of the effective date of the program under some circumstances.
  . You cannot allocate any portion of Purchase Payments (including any Credits applied to such Purchase Payments under XT6) or transfer Account Value to or from a Fixed Allocation while participating in the program; however, all or a portion of any Purchase Payments (including any Credits applied to such Purchase Payments under XT6) may be allocated by us to

     Fixed Allocations to support the amount guaranteed. You cannot participate in any dollar cost averaging program that transfers Account Value from a Fixed Allocation to a Sub-account.
  . Transfers from Fixed Allocations made as a result of the allocation mechanism under the program will be subject to the Market Value Adjustment formula under an Annuity; however, the 0.10% liquidity factor in the formula will not apply. A Market Value Adjustment may be either positive or negative. Transfer amounts will be taken from the most recently established Fixed Allocation.
  . Transfers from the Sub-accounts to Fixed Allocations or from Fixed Allocations to the Sub-accounts under the program will not count toward the maximum number of free transfers allowable under an Annuity.
  . Any amounts applied to your Account Value by American Skandia on the maturity date or any anniversary of the maturity date will not be treated as "investment in the contract" for income tax purposes.
  . Low interest rates may require allocation to Fixed Allocations even when the current Account Value exceeds the guarantee.
  . As the time remaining until the applicable maturity date gradually decreases the program will become increasingly sensitive to moves to Fixed Allocations.
  . We currently limit the Sub-accounts in which you may allocate Account Value if you participate in this program. We reserve the right to transfer any Account Value in a prohibited investment option to an eligible investment option. Should we prohibit access to any investment option, any transfers required to move Account Value to eligible investment options will not be counted in determining the number of free transfers during an Annuity Year. We may also require that you allocate your Account Value according to an asset allocation model.

 Charges under the Program

 We currently deduct a charge equal to 0.25% of the average daily net assets of the Sub-accounts for participation in the Guaranteed Return Option Plus program. The annual charge is deducted daily. The charge is deducted to compensate American Skandia for: (a) the risk that your Account Value on the maturity date is less than the amount guaranteed; and (b) administration of the program.

 If you elect the Enhanced Guarantee under the program, and on the date you elect to step-up, the charges under the program have changed for new purchases, your program may be subject to the new charge level.


 GUARANTEED RETURN OPTION (GRO)


 The Guaranteed Return Option described below is offered only in those jurisdictions where we have not yet received regulatory approval for the Guaranteed Return Option Plus as of the date the election of the option is made. Certain terms and conditions may differ between jurisdictions. The program can be elected by new purchasers on the Issue Date of their Annuity, and can be elected by existing Annuity Owners on either the anniversary of the Issue Date of their Annuity or on a date other than that anniversary, as described below under "Election of the Program". The Guaranteed Return Option is not available if you elect the GRO Plus, the Guaranteed Minimum Withdrawal Benefit, the Guaranteed Minimum Income Benefit, the Lifetime Five Income Benefit, the Spousal Lifetime Five Income Benefit, the Highest Daily Lifetime Five Income Benefit, the Highest Daily Value Death Benefit, or the Dollar Cost Averaging program if it involves transfers out of the Fixed Allocations.


 We offer a program that, after a seven-year period following commencement of the program (we refer to the end of that period as the "maturity date") guarantees your Account Value will not be less than your Account Value on the effective date of your program (called the "Protected Principal Value").

 The program monitors your Account Value daily and, if necessary, systematically transfers amounts between the Sub-accounts you choose and the Fixed Allocation used to support the Protected Principal Value. The program may be appropriate if you wish to protect a principal amount against market downturns as of a specific date in the future, but also wish to invest in the Sub-accounts to participate in market performance. There is an additional charge if you elect the Guaranteed Return Option program.


 The guarantee provided by the program exists only on the applicable maturity date. However, due to the ongoing monitoring of your Account Value and the transfer of Account Value between the Sub-accounts and the Fixed Allocation to support our future guarantee, the program may provide some protection from significant market losses if you choose to surrender your Annuity or begin receiving annuity payments prior to a maturity date. For this same reason, the program may limit your ability to benefit from market increases while it is in effect.


 Key Feature - Protected Principal Value
 Under the GRO option, American Skandia guarantees that on the maturity date, your Account Value will be no less than the Protected Principal Value. On the maturity date if your Account Value is below the Protected Principal Value, American Skandia will apply additional amounts to your Annuity from its general account to increase your Account Value to be equal to the Protected Principal Value.

 Any amounts added to your Annuity to support our guarantee under the program will be applied to the Fixed Allocation first and then to the Sub-accounts pro rata, based on your most recent allocation instructions in accordance with the allocation mechanism we use under the program. We will notify you of any amounts added to your Annuity under the program. If our assumptions are correct and the operations relating to the administration of the program work properly, we do not expect that we will need to add additional amounts to an Annuity. The Protected Principal Value is generally referred to as the "Guaranteed Amount" in the rider we issue for this benefit.

 Key Feature - Allocation of Account Value
 Account Value is transferred to and maintained in a Fixed Allocation to the extent we, in our sole discretion, deem it is necessary to support our guarantee under the program. We monitor fluctuations in your Account Value each Valuation Day, as well as the prevailing interest rate on the Fixed Allocation, the remaining duration until the applicable maturity date and the amount of Account Value allocated to the Fixed Allocation relative to a "reallocation trigger", which determines whether Account Value must be transferred to or from the Fixed Allocation. While you are not notified when your Account Value reaches a reallocation trigger, you will receive a confirmation statement indicating the transfer of a portion of your Account Value either to or from the Fixed Allocation.

       . If your Account Value is greater than or equal to the reallocation trigger, your Account Value in the Sub-accounts will remain allocated according to your most recent instructions. If a portion of Account Value was previously allocated to the Fixed Allocation to support the guaranteed amount, all or a portion of those amounts may be transferred from the Fixed Allocation and re-allocated to the Sub-accounts pro-rata according to your most recent allocation instructions (including the model allocations under any asset allocation program you may have elected). A Market Value Adjustment will apply when we reallocate Account Value from the Fixed Allocation to the Sub-accounts, which may result in a decrease or increase in your Account Value.

       . If your Account Value is less than the reallocation trigger, a portion of your Account Value in the Sub-accounts will be transferred from your Sub-accounts pro-rata according to your allocations to a new Fixed Allocation to support the guaranteed amount. The new Fixed Allocation will have a Guarantee Period equal to the time remaining until the applicable maturity date. The Account Value allocated to the new Fixed Allocation will be credited with the fixed interest rate then being credited to a new Fixed Allocation maturing on the applicable maturity date (rounded to the next highest yearly duration). The Account Value will remain invested in the Fixed Allocation until the maturity date unless, at an earlier date, your Account Value is greater than or equal to the reallocation trigger and, therefore, amounts can be transferred to the Sub-accounts while maintaining the guaranteed protection under the program (as described above).

 If a significant amount of your Account Value is systematically transferred to the Fixed Allocation to support the Protected Principal Value during periods of market declines, low interest rates, and/or as the program nears its maturity date, less of your Account Value may be available to participate in the investment experience of the Sub-accounts if there is a subsequent market recovery. During periods closer to the maturity date of the guarantee a significant portion of your Account Value may be allocated to the Fixed Allocation to support any applicable guaranteed amount. If your Account Value is less than the reallocation trigger and a new Fixed Allocation must be established during periods where the interest rate being credited to such Fixed Allocation is low, a larger portion of your Account Value may need to be transferred to the Fixed Allocation to support the guaranteed amount, causing less of your Account Value to be available to participate in the investment experience of the Sub-accounts.

 American Skandia uses an allocation mechanism based on assumptions of expected and maximum market volatility, interest rates and time left to the maturity of the program to determine the reallocation trigger. The allocation mechanism is used to determine the allocation of Account Value between the Fixed Allocation and the Sub-accounts you choose. American Skandia reserves the right to change the allocation mechanism and the reallocation trigger at its discretion, subject to regulatory approval where required. Changes to the allocation mechanism and/or the reallocation trigger may be applied to existing programs where allowed by law.

 Election of the Program
 The Guaranteed Return Option can be elected at the time that you purchase your Annuity, or on any Valuation Day thereafter (prior to annuitization). If you elect the program after the Issue Date of your Annuity, the program will be effective as of the Valuation Day that we receive the required documentation in good order at our home office, and the Protected Principal Value will be based on your Account Value as of that date.

 Restart of the Program
 Once each Annuity Year you may request to restart the Program. Such a request is an election by you to terminate the existing Program and start a new one. Restarts only take effect on anniversaries of the Issue Date. To make such a request for a restart, you must notify us. If we accept your request, we then terminate the existing Program as of that valuation period, if it is an anniversary of the Issue Date, or, if not, as of the next following anniversary of the Issue Date. The new Program starts at that time. The initial Protected Principal Value for the new Program is the Account Value as of the effective date of the new Program. Unless you tell us otherwise, the duration of the new Program will be the same as that for the existing Program. However, if we do not then make that duration available, you must elect from those we make available at that time.

 As part of terminating the existing Program, we transfer any amounts in Fixed Allocations, subject to a Market Value Adjustment, to the Sub-accounts on a pro-rata basis. If your entire Account Value was then in Fixed Allocations, you must first provide us instructions as to how to allocate the transferred Account Value among the Sub-accounts.

 Termination of the Program
 The Annuity Owner also can terminate the Guaranteed Return Option program. Upon termination, any Account Value in the Fixed Allocation will be transferred to the Sub-accounts pro-rata based on the Account Values in such Sub-accounts, or in accordance with any effective asset allocation program. A Market Value Adjustment will apply.

 The program will terminate automatically upon: (a) the death of the Owner or the Annuitant (in an entity owned contract); (b) as of the date Account Value is applied to begin annuity payments; or (c) upon full surrender of your Annuity. If you elect to terminate the program, the Guaranteed Return Option will no longer provide any guarantees. If the surviving spouse assumes your Annuity, he/she may re-elect the benefit on any anniversary of the Issue Date of the Annuity or, if the deceased Owner had not previously elected the benefit, may elect the benefit at any time. The surviving spouse's election will be effective on the Valuation Day that we receive the required documentation in good order at our home office, and the Account Value on that Valuation Day will be the Protected Principal Value.

 The charge for the Guaranteed Return Option program will no longer be deducted from your Account Value upon termination of the program.

 Special Considerations under the Guaranteed Return Option
 This program is subject to certain rules and restrictions, including, but not limited to the following:
..   Upon inception of the program, 100% of your Account Value must be allocated to the Sub-accounts. The Fixed Allocation may not be in effect as of the date that you elect to participate in the program. However, the reallocation trigger may transfer Account Value to the Fixed Allocation as of the effective date of the program under some circumstances.
..   Annuity Owners cannot allocate any portion of Purchase Payments (including any Credits applied to such Purchase Payments under XT6) or transfer
    Account Value to or from the Fixed Allocation while participating in the program; however, all or a portion of any Purchase Payments (including any Credits applied to such Purchase Payments under XT6) may be allocated by us to the Fixed Allocation to support the amount guaranteed. You cannot participate in any dollar cost averaging program that transfers Account Value from a Fixed Allocation to a Sub-account.
..   Transfers from the Fixed Allocation made as a result of the allocation mechanism under the program will be subject to the Market Value Adjustment formula under an Annuity; however, the 0.10% liquidity factor in the formula will not apply. A Market Value Adjustment may be either positive or negative. Transfer amounts will be taken from the most recently established Fixed Allocation.
..   Transfers from the Sub-accounts to the Fixed Allocation or from the Fixed
    Allocation to the Sub-accounts under the program will not count toward the maximum number of free transfers allowable under an Annuity.
..   Any amounts applied to your Account Value by American Skandia on the maturity date or any anniversary of the maturity date will not be treated as "investment in the contract" for income tax purposes.
..   Low interest rates may require allocation to the Fixed Allocation even when the current Account Value exceeds the guarantee.
..   As the time remaining until the applicable maturity date gradually decreases the program will become increasingly sensitive to moves to the Fixed Allocation.
..   We currently limit the Sub-accounts in which you may allocate Account Value if you participate in this program. We reserve the right to transfer any Account Value in a prohibited investment option to an eligible investment option. Should we prohibit access to any investment option, any transfers required to move Account Value to eligible investment options will not be counted in determining the number of free transfers during an Annuity Year. We may also require that you allocate your Account Value according to an asset allocation model.

 Charges under the Program

 We deduct a charge equal to 0.25% of the average daily net assets of the Sub-accounts for participation in the Guaranteed Return Option program. The annual charge is deducted daily. The charge is deducted to compensate American Skandia for: (a) the risk that your Account Value on the maturity date is less than the amount guaranteed; and (b) administration of the program.


 With respect to XT6 and APEX II, effective November 18, 2002, American Skandia changed the manner in which the annual charge for the Guaranteed Return Option is deducted to the method described above. The annual charge for the Guaranteed Return Option for Owners who elected the benefit between February 4, 2002 and November 15, 2002 for XT6 and APEX II and subsequent to November 15, 2002 in those states where the daily deduction of the charge has not been approved, is deducted annually, in arrears, according to the prospectus in effect as of the date the program was elected. Owners who terminate and then re-elect the Guaranteed Return Option or elect to restart the Guaranteed Return Option at any time after November 15, 2002 will be subject to the charge method described above.

 Owners who purchased an ASAP III Annuity between April 1, 2003 and
 September 30, 2003 or an ASL II Annuity between February 4, 2002 and
 November 15, 2002 (the "Promotional Period") will not be charged the 0.25% annual fee for the Guaranteed Return Option program (or GRO Plus if we are no longer offering GRO) if elected at any time while their Annuity is in effect.

..   American Skandia will not charge the 0.25% annual fee for the entire period that the program remains in effect, including any extension of the program's maturity date resulting from the Owner's election to restart the 7-year program duration, regardless of when the Owner elects to participate in the Guaranteed Return Option program (or GRO Plus if we are no longer offering GRO).
..   Owners who complete the initial 7-year program duration OR terminate the program before the program's maturity date, will not be charged the 0.25% annual fee for participating in the program if they re-elect the Guaranteed Return Option program (or GRO Plus if we are no longer offering GRO) at a later date.
..   All other terms and conditions of your Annuity and the Guaranteed Return
    Option program (or GRO Plus if we are no longer offering GRO) apply to Owners who qualify for the waiver of the 0.25% annual fee.
..   Owners who purchase an Annuity after the completion of the Promotional
    Period do not qualify for the 0.25% annual fee waiver.

 GUARANTEED MINIMUM WITHDRAWAL BENEFIT (GMWB)


 The Guaranteed Minimum Withdrawal Benefit program described below is only being offered in those jurisdictions where we have received regulatory approval and will be offered subsequently in other jurisdictions when we receive regulatory approval in those jurisdictions. Certain terms and conditions may differ between jurisdictions once approved. Currently, the program can only be elected by new purchasers on the Issue Date of their Annuity. We may offer the program to existing Annuity Owners in the future, subject to our eligibility rules and restrictions. The Guaranteed Minimum Withdrawal Benefit program is not available if you elect the Guaranteed Return Option, Guaranteed Return Option Plus, the Guaranteed Minimum Income Benefit, the Lifetime Five Income Benefit, the Spousal Lifetime Five Income Benefit and the Highest Daily Lifetime Five Income Benefit.


 We offer a program that guarantees your ability to withdraw amounts equal to an initial principal value (called the "Protected Value"), regardless of the impact of market performance on your Account Value, subject to our program rules regarding the timing and amount of withdrawals. The program may be appropriate if you intend to make periodic withdrawals from your Annuity and wish to ensure that market performance will not affect your ability to protect your principal. You are not required to make withdrawals as part of the program - the guarantee is not lost if you withdraw less than the maximum allowable amount of principal each year under the rules of the program. There is an additional charge if you elect the GMWB program; however, the charge may be waived under certain circumstances described below.

 Key Feature - Protected Value
 The Protected Value is the total amount that we guarantee will be available to you through withdrawals from your Annuity and/or benefit payments, regardless of the impact of market performance on your Account Value. The Protected Value is reduced with each withdrawal you make until the Protected Value is reduced to zero. When the Protected Value is reduced to zero due to your withdrawals, the GMWB program terminates. Additionally, the Protected Value is used to determine the maximum annual amount that you can withdraw from your Annuity, called the Protected Annual Withdrawal Amount, without triggering an adjustment in the Protected Value on a proportional basis. The Protected Value is referred to as the "Benefit Base" in the rider we issue for this benefit.

 The Protected Value is determined as of the date you make your first withdrawal under your Annuity following your election of the GMWB program. The initial Protected Value is equal to the greater of (A) the Account Value on the date you elect the GMWB program, plus any additional Purchase Payments (plus any Credits applied to such Purchase Payments under XT6) before the date of your first withdrawal; or (B) the Account Value as of the date of the first withdrawal from your Annuity. The Protected Value may be enhanced by increases in your Account Value due to market performance during the period between your election of the GMWB program and the date of your first withdrawal.

  . If you elect the GMWB program at the time you purchase your Annuity, the Account Value will be your initial Purchase Payment (plus any Credits applied to such Purchase Payments under XT6).
  . If we offer the GMWB program to existing Annuity Owners, the Account Value on the anniversary of the Issue Date of your Annuity following your election of the GMWB program will be used to determine the initial Protected Value.
  . If you make additional Purchase Payments after your first withdrawal, the Protected Value will be increased by the amount of the additional Purchase Payment (plus any Credits applied to such Purchase Payments under XT6).

 You may elect to step-up your Protected Value if, due to positive market performance, your Account Value is greater than the Protected Value. You are eligible to step-up the Protected Value on or after the 5/th /Annuity anniversary following the first withdrawal under the GMWB program. The Protected Value can be stepped up again on or after the 5/th /Annuity anniversary following the preceding step-up. If you elect to step-up the Protected Value, you must do so during the 30-day period prior to your eligibility date. If you elect to step-up the Protected Value under the program, and on the date you elect to step-up, the charges under the GMWB program have changed for new purchasers, your program may be subject to the new charge going forward.

 Upon election of the step-up, we reset the Protected Value to be equal to the then current Account Value. For example, assume your initial Protected Value was $100,000 and you have made cumulative withdrawals of $40,000, reducing the Protected Value to $60,000. On the date you are eligible to step-up the Protected Value, your Account Value is equal to $75,000. You could elect to step-up the Protected Value to $75,000 on the date you are eligible. Upon election of the step-up, we also reset the Protected Annual Withdrawal Amount (discussed immediately below) to be equal to the greater of (A) the Protected Annual Withdrawal Amount immediately prior to the reset; and (B) 7% of the Protected Value immediately after the reset.

 Key Feature - Protected Annual Withdrawal Amount
 The initial Protected Annual Withdrawal Amount is equal to 7% of the Protected Value. Under the GMWB program, if your cumulative withdrawals each Annuity Year are less than or equal to the Protected Annual Withdrawal Amount, your Protected Value will be reduced on a "dollar-for-dollar" basis (the Protected Value is reduced by the actual amount of the withdrawal, including any CDSC or MVA that may apply). Cumulative withdrawals in any Annuity Year that exceed the Protected Annual Withdrawal Amount trigger a proportional adjustment to both the Protected Value and the Protected Annual Withdrawal Amount, as described in the rider for this benefit (see the examples of this calculation below). The Protected Annual Withdrawal Amount is referred to as the "Maximum Annual Benefit" in the rider we issue for this benefit.

 The GMWB program does not affect your ability to make withdrawals under your Annuity or limit your ability to request withdrawals that exceed the Protected Annual Withdrawal Amount. You are not required to withdraw all or any portion of the Protected Annual Withdrawal Amount each Annuity Year.

  . If, cumulatively, you withdraw an amount less than the Protected Annual Withdrawal Amount in any Annuity Year, you cannot carry-over the unused portion of the Protected Annual Withdrawal Amount to subsequent Annuity Years. However, because the Protected Value is only reduced by the actual amount of withdrawals you make under these circumstances, any unused Protected Annual Withdrawal Amount may extend the period of time until the remaining Protected Value is reduced to zero.
  . Additional Purchase Payments will increase the Protected Annual Withdrawal Amount by 7% of the applicable Purchase Payment (and any Credits we apply to such Purchase Payments under XT6).
  . If the Protected Annual Withdrawal Amount after an adjustment exceeds the Protected Value, the Protected Annual Withdrawal Amount will be set equal to the Protected Value.

 The following examples of dollar-for dollar and proportional reductions and the reset of the Maximum Annual Benefit assume that: 1.) the Issue Date and the effective date of the GMWB program are October 13, 2005; 2.) an initial Purchase Payment of $250,000 (includes any Credits in the case of XT6); 3.) a Protected Value of $250,000; and 4.) a Protected Annual Withdrawal Amount of $17,500 (7% of $250,000). The values set forth here are purely hypothetical and do not reflect the charge for GMWB or any other fees and charges.

 Example 1. Dollar-for-dollar reduction
 A $10,000 withdrawal is taken on November 13, 2005 (in the first Annuity
 Year). No prior withdrawals have been taken. As the amount withdrawn is less than the Protected Annual Withdrawal Amount:
..   The Protected Value is reduced by the amount withdrawn (i.e., by $10,000, from $250,000 to $240,000).
..   The remaining Protected Annual Withdrawal Amount for the balance of the first Annuity Year is also reduced by the amount withdrawn (from $17,500 to $7,500).

 Example 2. Dollar-for-dollar and proportional reductions
 A second $10,000 withdrawal is taken on December 13, 2005 (still within the first Annuity Year). The Account Value immediately before the withdrawal is $220,000. As the amount withdrawn exceeds the remaining Protected Annual Withdrawal Amount of $7,500 from Example 1:
..   the Protected Value is first reduced by the remaining Protected Annual
    Withdrawal Amount (from $240,000 to $232,500);
..   The result is then further reduced by the ratio of A to B, where:

    -- A is the amount withdrawn less the remaining Protected Annual Withdrawal
       Amount ($10,000 - $7,500, or $2,500).
    -- B is the Account Value less the remaining Protected Annual Withdrawal
       Amount ($220,000 - $7,500, or $212,500).

 The resulting Protected Value is: $232,500 X (1 - $2,500/$212,500), or $229,764.71.

..   the Protected Annual Withdrawal Amount is also reduced by the ratio of A to
    B: The resulting Protected Annual Withdrawal Amount is: $17,500 X (1 - $2,500/$212,500), or $17,294.12.

    -- The remaining Protected Annual Withdrawal Amount is set to zero (0) for the balance of the first Annuity Year.

 Example 3. Reset of the Maximum Annual Benefit
 A $10,000 withdrawal is made on October 13, 2006 (second Annuity Year). The remaining Protected Annual Withdrawal Amount has been reset to the Protected Annual Withdrawal Amount of $17,294.12 from Example 2. As the amount withdrawn is less than the remaining Protected Annual Withdrawal Amount:
  . the Protected Value is reduced by the amount withdrawn (i.e., reduced by $10,000, from $229,764.71 to $219,764.71).
  . the remaining Protected Annual Withdrawal Amount for the balance of the second Annuity Year is also reduced by the amount withdrawn (from $17,294.12 to $7,294.12).

 BENEFITS UNDER THE GMWB PROGRAM
  . In addition to any withdrawals you make under the GMWB program, market performance may reduce your Account Value. If your Account Value is equal to zero, and you have not received all of your Protected Value in the form of withdrawals from your Annuity, we will continue to make payments equal to the remaining Protected Value in the form of fixed, periodic payments until the remainder of the Protected Value is paid, at which time the rider terminates. The fixed, periodic payments will each be equal to the Protected Annual Withdrawal Amount, except for the last payment which may be equal to the remaining Protected Value. We will determine the duration for which periodic payments will continue by dividing the Protected Value by the Protected Annual Withdrawal Amount. You will not have the right to make additional Purchase Payments or receive the remaining Protected Value in a lump sum. You can elect the frequency of payments, subject to our rules then in effect.

  . If the death benefit under your Annuity becomes payable before you have received all of your Protected Value in the form of withdrawals from your Annuity, your Beneficiary has the option to elect to receive the remaining Protected Value as an alternate death benefit payout in lieu of the amount payable under any other death benefit provided under your Annuity. The remaining Protected Value will be payable in the form of fixed, periodic payments. Your beneficiary can elect the frequency of payments, subject to our rules then in effect. We will determine the duration for which periodic payments will continue by dividing the Protected Value by the Protected Annual Withdrawal Amount. The Protected Value is not equal to the Account Value for purposes of the Annuity's other death benefit options. The GMWB program does not increase or decrease the amount otherwise payable under the Annuity's other death benefit options. Generally, the GMWB program would be of value to your Beneficiary only when the Protected Value at death exceeds any other amount available as a death benefit.

  . If you elect to begin receiving annuity payments before you have received all of your Protected Value in the form of withdrawals from your Annuity, an additional annuity payment option will be available that makes fixed annuity payments for a certain period, determined by dividing the Protected Value by the Protected Annual Withdrawal Amount. If you elect to receive annuity payments calculated in this manner, the assumed interest rate used to calculate such payments will be 0%, which is less than the assumed interest rate on other annuity payment options we offer. This 0% assumed interest rate results in lower annuity payments than what would have been paid if the assumed interest rate was higher than 0%. You can also elect to terminate the GMWB program and begin receiving annuity payments based on your then current Account Value (not the remaining Protected Value) under any of the available annuity payment options.

 Other Important Considerations
  . Withdrawals under the GMWB program are subject to all of the terms and conditions of your Annuity, including any CDSC and MVA that may apply.
  . Withdrawals made while the GMWB program is in effect will be treated, for tax purposes, in the same way as any other withdrawals under your Annuity.
  . The GMWB program does not directly affect your Annuity's Account Value or Surrender Value, but any withdrawal will decrease the Account Value by the amount of the withdrawal. If you surrender your Annuity, you will receive the current Surrender Value, not the Protected Value.
  . You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the GMWB program. The GMWB program provides a guarantee that if your Account Value declines due to market performance, you will be able to receive your Protected Value in the form of periodic benefit payments.
  . We currently limit the Sub-accounts in which you may allocate Account Value if you participate in this program. We reserve the right to transfer any Account Value in a prohibited investment option to an eligible investment option. Should we prohibit access to any investment option, any transfers required to move Account Value to eligible investment options will not be counted in determining the number of free transfers during an Annuity Year. We may also require that you allocate your Account Value according to an asset allocation model.

 Election of the Program
 Currently, the GMWB program can only be elected at the time that you purchase your Annuity. In the future, we may offer existing Annuity Owners the option to elect the GMWB program after the Issue Date of their Annuity, subject to our eligibility rules and restrictions. If you elect the GMWB program after the Issue Date of your Annuity, the program will be effective as of the next anniversary date. Your Account Value as of such anniversary date will be used to calculate the initial Protected Value and the initial Protected Annual Withdrawal Amount.

 We reserve the right to restrict the maximum amount of Protected Value that may be covered under the GMWB program under this Annuity or any other annuities that you own that are issued by American Skandia or its affiliated companies.

 Termination of the Program
 The program terminates automatically when your Protected Value reaches zero based on your withdrawals. You may terminate the program at any time by notifying us. If you terminate the program, any guarantee provided by the benefit will terminate as of the date the termination is effective. The program terminates upon your surrender of your Annuity, upon due proof of death (unless your surviving spouse elects to continue your Annuity and the GMWB program or your Beneficiary elects to receive the amounts payable under the GMWB program in lieu of the death benefit) or upon your election to begin receiving annuity payments.

 The charge for the GMWB program will no longer be deducted from your Account Value upon termination of the program.

 Charges under the Program

 Currently, we deduct a charge equal to 0.35% of the average daily net assets of the Sub-accounts per year to purchase the GMWB program. The annual charge is deducted daily.


  . If, during the seven years following the effective date of the program, you do not make any withdrawals, and do not make any additional Purchase Payments after a five-year period following the effective date of the program, the program will remain in effect; however, we will waive the annual charge going forward. If you make an additional Purchase Payment following the waiver of the annual charge, we will begin charging for the program. After year seven (7) following the effective date of the program, withdrawals will not cause a charge to be re-imposed.
  . If you elect to step-up the Protected Value under the program, and on the date you elect to step-up, the charges under the program have changed for new purchasers, your program may be subject to the new charge level for the benefit.

 Additional Tax Considerations for Qualified Contracts/Arrangements

 If you purchase an Annuity as an investment vehicle for "qualified" investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the required minimum distribution rules under the Code provide that you begin receiving periodic amounts from your Annuity beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than 5 percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the owner's lifetime. The amount required under the Code may exceed the Protected Annual Withdrawal Amount, which will cause us to recalculate the Protected Value and the Protected Annual Withdrawal Amount, resulting in a lower amount payable in future Annuity Years. In addition, the amount and duration of payments under the annuity payment and death benefit provisions may be adjusted so that the payments do not trigger any penalty or excise taxes due to tax considerations such as required minimum distribution provisions under the tax law.


 GUARANTEED MINIMUM INCOME BENEFIT (GMIB)

 The Guaranteed Minimum Income Benefit program described below is only being offered in those jurisdictions where we have received regulatory approval, and will be offered subsequently in other jurisdictions when we receive regulatory approval in those jurisdictions. Certain terms and conditions may differ between jurisdictions once approved. Currently, the program can only be elected by new purchasers on the Issue Date of their Annuity. We may offer the program to existing Annuity Owners in the future, subject to our eligibility rules and restrictions. The Guaranteed Minimum Income Benefit program is not available if you elect any other optional living benefit.

 We offer a program that, after a seven-year waiting period, guarantees your ability to begin receiving income from your Annuity in the form of annuity payments based on a guaranteed minimum value (called the "Protected Income Value") that increases after the waiting period begins, regardless of the impact of market performance on your Account Value. The program may be appropriate for you if you anticipate using your Annuity as a future source of periodic fixed income payments for the remainder of your life and wish to ensure that the basis upon which your income payments will be calculated will achieve at least a minimum amount despite fluctuations in market performance. There is an additional charge if you elect the GMIB program.

 Key Feature - Protected Income Value
 The Protected Income Value is the minimum amount that we guarantee will be available (net of any applicable tax charge), after a waiting period of at least seven years, as a basis to begin receiving fixed annuity payments. The Protected Income Value is initially established on the effective date of the GMIB program and is equal to your Account Value on such date. Currently, since the GMIB program may only be elected at issue, the effective date is the Issue Date of your Annuity. The Protected Income Value is increased daily based on an annual growth rate of 5%, subject to the limitations described below. The Protected Income Value is referred to as the "Protected Value" in the rider we issue for this benefit. The 5% annual growth rate is referred to as the "Roll-Up Percentage" in the rider we issue for this benefit.

 The Protected Income Value is subject to a limit of 200% (2X) of the sum of the Protected Income Value established on the effective date of the GMIB program, or the effective date of any step-up value, plus any additional Purchase Payments (and any Credit that is applied to such Purchase Payments in the case of XT6) made after the waiting period begins ("Maximum Protected Income Value"), minus the sum of any reductions in the Protected Income Value due to withdrawals you make from your Annuity after the waiting period begins.

  . Subject to the maximum age/durational limits described immediately below, we will no longer increase the Protected Income Value by the 5% annual growth rate once you reach the Maximum Protected Income Value. However, we will increase the Protected Income Value by the amount of any additional Purchase Payments after you reach the Maximum Protected Income Value. Further, if you make withdrawals after you reach the Maximum Protected Income Value, we will reduce the Protected Income Value and the Maximum Protected Income Value by the proportional impact of the withdrawal on your Account Value.
  . Subject to the Maximum Protected Income Value, we will no longer increase the Protected Income Value by the 5% annual growth rate after the later of the anniversary date on or immediately following the Annuitant's 80/th /birthday or the 7/th /anniversary of the later of the effective date of the GMIB program or the effective date of the most recent step-up. However, we will increase the Protected Income Value by the amount of any additional Purchase Payments (and any Credit that is applied to such Purchase Payments in the case of XT6). Further, if you make withdrawals after the Annuitant reaches the maximum age/duration limits, we will reduce the Protected Income Value and the Maximum Protected Income Value by the proportional impact of the withdrawal on your Account Value.
  . Subject to the Maximum Protected Income Value, if you make an additional Purchase Payment, we will increase the Protected Income Value by the amount of the Purchase Payment (and any Credit that is applied to such Purchase Payment in the case of XT6) and will apply the 5% annual growth rate on the new amount from the date the Purchase Payment is applied.
  . As described below, after the waiting period begins, cumulative withdrawals each Annuity Year that are up to 5% of the Protected Income Value on the prior anniversary of your Annuity will reduce the Protected Income Value by the amount of the withdrawal. Cumulative withdrawals each Annuity Year in excess of 5% of the Protected Income Value on the prior anniversary of your Annuity will reduce the Protected Income Value proportionately. All withdrawals after the Maximum Protected Income Value is reached will reduce the Protected Income Value proportionately. The 5% annual growth rate will be applied to the reduced Protected Income Value from the date of the withdrawal.

 Stepping-Up the Protected Income Value - You may elect to "step-up" or "reset" your Protected Income Value if your Account Value is greater than the current Protected Income Value. Upon exercise of the step-up provision, your initial Protected Income Value will be reset equal to your current Account Value. From the date that you elect to step-up the Protected Income Value, we will apply the 5% annual growth rate to the stepped-up Protected Income Value, as described above. You can exercise the step-up provision twice while the GMIB program is in effect, and only while the Annuitant is less than age 76.

  . A new seven-year waiting period will be established upon the effective date of your election to step-up the Protected Income Value. You cannot exercise your right to begin receiving annuity payments under the GMIB program until the end of the new waiting period. In light of this waiting period upon resets, it is not recommended that you reset your GMIB if the required beginning date under IRS minimum distribution requirements would commence during the 7 year waiting period. See "Tax Considerations"
      section in this prospectus for additional information on IRS requirements.
  . The Maximum Protected Income Value will be reset as of the effective date of any step-up. The new Maximum Protected Income Value will be equal to 200% of the sum of the Protected Income Value as of the effective date of the step-up plus any subsequent Purchase Payments (and any Credit that is applied to such Purchase Payments in the case of XT6), minus the impact of any withdrawals after the date of the step-up.
  . When determining the guaranteed annuity purchase rates for annuity payments under the GMIB program, we will apply such rates based on the number of years since the most recent step-up.
  . If you elect to step-up the Protected Income Value under the program, and on the date you elect to step-up, the charges under the GMIB program have changed for new purchasers, your program may be subject to the new charge going forward.
  . A step-up will increase the dollar for dollar limit on the anniversary of the Issue Date of the Annuity following such step-up.

 Impact of Withdrawals on the Protected Income Value - Cumulative withdrawals each Annuity Year up to 5% of the Protected Income Value will reduce the Protected Income Value on a "dollar-for-dollar" basis (the Protected Income Value is reduced by the actual amount of the withdrawal). Cumulative withdrawals in any Annuity Year in excess of 5% of the Protected Income Value will reduce the Protected Income Value proportionately (see the examples of this calculation below). The 5% annual withdrawal amount is determined on each anniversary of the Issue Date (or on the Issue Date for the first Annuity Year) and applies to any withdrawals during the Annuity Year. This means that the amount available for withdrawals each Annuity Year on a "dollar-for-dollar" basis is adjusted on each Annuity anniversary to reflect changes in the Protected Income Value during the prior Annuity Year.

 The following examples of dollar-for-dollar and proportional reductions assume that: 1.) the Issue Date and the effective date of the GMIB program are October 13, 2005; 2.) an initial Purchase Payment of $250,000 (includes any Credits in the case of XT6); 3.) an initial Protected Income Value of $250,000; and 4.) a dollar-for-dollar limit of $12,500 (5% of $250,000). The values set forth here are purely hypothetical and do not reflect the charge for GMIB or any other fees and charges.

 Example 1. Dollar-for-dollar reduction
 A $10,000 withdrawal is taken on November 13, 2005 (in the first Annuity
 Year). No prior withdrawals have been taken. Immediately prior to the withdrawal, the Protected Income Value is $251,038.10 (the initial value accumulated for 31 days at an annual effective rate of 5%). As the amount withdrawn is less than the dollar-for-dollar limit:
  . the Protected Income Value is reduced by the amount withdrawn (i.e., by $10,000, from $251,038.10 to $241,038.10).
  . The remaining dollar-for-dollar limit ("Remaining Limit") for the balance of the first Annuity Year is also reduced by the amount withdrawn (from $12,500 to $2,500).

 Example 2. Dollar-for-dollar and proportional reductions
 A second $10,000 withdrawal is taken on December 13, 2005 (still within the first Annuity Year). Immediately before the withdrawal, the Account Value is $220,000 and the Protected Income Value is $242,006.64. As the amount withdrawn exceeds the Remaining Limit of $2,500 from Example 1:
  . the Protected Income Value is first reduced by the Remaining Limit (from $242,006.64 to $239,506.64);
  .   The result is then further reduced by the ratio of A to B, where:

       -- A is the amount withdrawn less the Remaining Limit ($10,000 - $2,500, or $7,500).
       -- B is the Account Value less the Remaining Limit ($220,000 - $2,500, or $217,500).

 The resulting Protected Income Value is: $239,506.64 X (1 - $7,500/$217,500), or $231,247.79.

  . The Remaining Limit is set to zero (0) for the balance of the first Annuity Year.

 Example 3. Reset of the Dollar-for-dollar Limit
 A $10,000 withdrawal is made on the first anniversary of the Issue Date, October 13, 2006 (second Annuity Year). Prior to the withdrawal, the Protected Income Value is $240,838.37. The Remaining Limit is reset to 5% of this amount, or $12,041.92. As the amount withdrawn is less than the dollar-for-dollar limit:
  . the Protected Income Value is reduced by the amount withdrawn (i.e., reduced by $10,000, from $240,838.37 to $230,838.37).
  . The Remaining Limit for the balance of the second Annuity Year is also reduced by the amount withdrawn (from $12,041.92 to $2,041.92).

 Key Feature - GMIB Annuity Payments

 You can elect to apply the Protected Income Value to one of the available GMIB Annuity Payment Options on any anniversary date following the initial waiting period, or any subsequent waiting period established upon your election to step-up the Protected Income Value. Once you have completed the waiting period, you will have a 30-day period each year, prior to the Annuity anniversary, during which you may elect to begin receiving annuity payments under one of the available GMIB Annuity Payment Options. You must elect one of the GMIB Annuity Payment Options by the anniversary of the Annuity's Issue Date on or immediately following the Annuitant's or your 95/th /birthday (whichever is sooner), except for Annuities used as a funding vehicle for an IRA, SEP IRA or 403(b), in which case you must elect one of the GMIB Annuity Payment Options by the anniversary of the Annuity's Issue Date on or immediately following the Annuitant's 92/nd /birthday.

 Your Annuity or state law may require you to begin receiving annuity payments at an earlier date.


 The amount of each GMIB Annuity Payment will be determined based on the age and, where permitted by law, sex of the Annuitant by applying the Protected Income Value (net of any applicable tax charge that may be due) to the GMIB Annuity Payment Option you choose. We use special annuity purchase rates to calculate the amount of each payment due under the GMIB Annuity Payment Options. These special rates for the GMIB Annuity Payment Options are calculated using an assumed interest rate factor that provides for lower growth in the value applied to produce annuity payments than if you elected an annuity payment option that is not part of the GMIB program. These special rates also are calculated using other factors such as "age setbacks" (use of an age lower than the Annuitant's actual age) that result in lower payments than would result if you elected an annuity payment option that is not part of the GMIB program. Use of an age setback entails a longer assumed life for the Annuitant which in turn results in lower annuity payments.

 On the date that you elect to begin receiving GMIB Annuity Payments, we guarantee that your payments will be calculated based on your Account Value and our then current annuity purchase rates if the payment amount calculated on this basis would be higher than it would be based on the Protected Income Value and the special GMIB annuity purchase rates.

 GMIB Annuity Payment Option 1 - Payments for Life with a Certain Period Under this option, monthly annuity payments will be made until the death of the Annuitant. If the Annuitant dies before having received 120 monthly annuity payments, the remainder of the 120 monthly annuity payments will be made to the Beneficiary.

 GMIB Annuity Payment Option 2 - Payments for Joint Lives with a Certain Period Under this option, monthly annuity payments will be made until the death of both the Annuitant and the Joint Annuitant. If the Annuitant and the Joint Annuitant die before having received 120 monthly annuity payments, the remainder of the 120 monthly annuity payments will be made to the Beneficiary.

  . If the Annuitant dies first, we will continue to make payments until the later of the death of the Joint Annuitant and the end of the period certain. However, if the Joint Annuitant is still receiving annuity payments following the end of the certain period, we will reduce the amount of each subsequent payment to 50% of the original payment amount.
  . If the Joint Annuitant dies first, we will continue to make payments until the later of the death of the Annuitant and the end of the period certain.

 You cannot withdraw your Account Value or the Protected Income Value under either GMIB Annuity Payment Option once annuity payments have begun. We may make other payout frequencies available, such as quarterly, semi-annually or annually.

 Other Important Considerations
..   You should note that GMIB is designed to provide a type of insurance that serves as a safety net only in the event your Account Value declines significantly due to negative investment performance. If your Account Value is not significantly affected by negative investment performance, it is unlikely that the purchase of the GMIB will result in your receiving larger annuity payments than if you had not purchased GMIB. This is because the assumptions that we use in computing the GMIB, such as the annuity purchase rates, (which include assumptions as to age-setbacks and assumed interest rates), are more conservative than the assumptions that we use in computing annuity payout options outside of GMIB. Therefore, you may generate higher income payments if you were to annuitize a lower Account Value at the current annuity purchase rates, than if you were to annuitize under the
    GMIB with a higher Protected Value than your Account Value but, at the annuity purchase rates guaranteed under the GMIB. The GMIB program does not directly affect an Annuity's Account Value, Surrender Value or the amount payable under either the basic Death Benefit provision of the Annuity or any optional Death Benefit provision. If you surrender your Annuity, you will receive the current Surrender Value, not the Protected Income Value. The Protected Income Value is only applicable if you elect to begin receiving annuity payments under one of the GMIB annuity options after the waiting period.
..   Each Annuity offers other annuity payment options that you can elect which do not impose an additional charge, but which do not offer to guarantee a minimum value on which to make annuity payments.
..   Where allowed by law, we reserve the right to limit subsequent Purchase
    Payments if we determine, at our sole discretion, that based on the timing of your Purchase Payments and withdrawals, your Protected Income Value is increasing in ways we did not intend. In determining whether to limit Purchase Payments, we will look at Purchase Payments which are disproportionately larger than your initial Purchase Payment and other actions that may artificially increase the Protected Income Value.
..   We currently limit the Sub-accounts in which you may allocate Account Value if you participate in this program. We reserve the right to transfer any Account Value in a prohibited investment option to an eligible investment option. Should we prohibit access to any investment option, any transfers required to move Account Value to eligible investment options will not be counted in determining the number of free transfers during an Annuity Year. We may also require that you allocate your Account Value according to an asset allocation model.
..   If you change the Annuitant after the effective date of the GMIB program, the period of time during which we will apply the 5% annual growth rate may be changed based on the age of the new Annuitant. If the new Annuitant would not be eligible to elect the GMIB program based on his or her age at the time of the change, then the GMIB program will terminate.
..   Annuity payments made under the GMIB program are subject to the same tax treatment as any other annuity payment.
..   At the time you elect to begin receiving annuity payments under the GMIB program or under any other annuity payment option we make available, the protection provided by an Annuity's basic Death Benefit or any optional Death Benefit provision you elected will no longer apply.

 Election of the Program
 Currently, the GMIB program can only be elected at the time that you purchase your Annuity. The Annuitant must be age 75 or less as of the effective date of the GMIB program. In the future, we may offer existing Annuity Owners the option to elect the GMIB program after the Issue Date of their Annuity, subject to our eligibility rules and restrictions. If you elect the GMIB program after the Issue Date of your Annuity, the program will be effective as of the date of election. Your Account Value as of that date will be used to calculate the Protected Income Value as of the effective date of the program.

 Termination of the Program
 The GMIB program cannot be terminated by the Owner once elected. The GMIB program automatically terminates as of the date your Annuity is fully surrendered, on the date the Death Benefit is payable to your Beneficiary (unless your surviving spouse elects to continue your Annuity), or on the date that your Account Value is transferred to begin making annuity payments. The GMIB program may also be terminated if you designate a new Annuitant who would not be eligible to elect the GMIB program based on his or her age at the time of the change.

 Upon termination of the GMIB program we will deduct the charge from your Account Value for the portion of the Annuity Year since the prior anniversary of the Annuity's Issue Date (or the Issue Date if in the first Annuity Year).

 Charges under the Program
 Currently, we deduct a charge equal to 0.50% per year of the average Protected Income Value for the period the charge applies. Because the charge is calculated based on the average Protected Income Value, it does not increase or decrease based on changes to the Annuity's Account Value due to market performance. The dollar amount you pay each year will increase in any year the Protected Income Value increases, and it will decrease in any year the Protected Income Value decreases due to withdrawal, irrespective of whether your Account Value increases or decreases.

 The charge is deducted annually in arrears each Annuity Year on the anniversary of the Issue Date of an Annuity. We deduct the amount of the charge pro-rata from the Account Value allocated to the Sub-accounts and the Fixed Allocations. No MVA will apply to Account Value deducted from a Fixed Allocation. If you surrender your Annuity, begin receiving annuity payments under the GMIB program or any other annuity payment option we make available during an Annuity Year, or the GMIB program terminates, we will deduct the charge for the portion of the Annuity Year since the prior anniversary of the Annuity's Issue Date (or the Issue Date if in the first Annuity Year).

 No charge applies after the Annuity Date.

 LIFETIME FIVE INCOME BENEFIT (LIFETIME FIVE)


 The Lifetime Five Income Benefit program described below is only being offered in those jurisdictions where we have received regulatory approval and will be offered subsequently in other jurisdictions when we receive regulatory approval in those jurisdictions. Certain terms and conditions may differ between jurisdictions once approved. Lifetime Five can be elected only where the Annuitant and the Owner are the same person or, if the Annuity Owner is an entity, where there is only one Annuitant. Currently, if you elect Lifetime Five and subsequently terminate the benefit, there will be a restriction on your ability to re-elect Lifetime Five and elect Spousal Lifetime Five or Highest Daily Lifetime Five. The Annuitant must be at least 45 years old when the program is elected. The Lifetime Five Income Benefit program is not available if you elect any other optional living benefit. As long as your Lifetime Five Income Benefit is in effect, you must allocate your Account Value in accordance with the then permitted and available option(s) with this program.


 We offer a program that guarantees your ability to withdraw amounts equal to a percentage of an initial principal value (called the "Protected Withdrawal Value"), regardless of the impact of market performance on your Account Value, subject to our program rules regarding the timing and amount of withdrawals. There are two options - one is designed to provide an annual withdrawal amount for life (the "Life Income Benefit") and the other is designed to provide a greater annual withdrawal amount as long as there is Protected Withdrawal Value (adjusted as described below) (the "Withdrawal Benefit"). If there is no Protected Withdrawal Value, the withdrawal benefit will be zero. You do not choose between these two options; each option will continue to be available as long as your Annuity has an Account Value and the Lifetime Five is in effect. Certain benefits under Lifetime Five may remain in effect even if the Account Value of your Annuity is zero. The program may be appropriate if you intend to make periodic withdrawals from your Annuity and wish to ensure that market performance will not affect your ability to receive annual payments. You are not required to make withdrawals as part of the program - the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the program.

 Key Feature - Protected Withdrawal Value

 The Protected Withdrawal Value is used to determine the amount of each annual payment under the Life Income Benefit and the Withdrawal Benefit. The initial Protected Withdrawal Value is determined as of the date you make your first withdrawal under your Annuity following your election of Lifetime Five. The initial Protected Withdrawal Value is equal to the greater of (A) the Account Value on the date you elect Lifetime Five, plus any additional Purchase Payments, as applicable, each growing at 5% per year from the date of your election of the program, or application of the Purchase Payment to your Annuity until the date of your first withdrawal or the 10/th /anniversary of the benefit effective date, if earlier (B) the Account Value on the date of the first withdrawal from your Annuity, prior to the withdrawal, and (C) the highest Account Value on each Annuity anniversary, plus subsequent Purchase Payments prior to the first withdrawal or the 10/th/ anniversary of the benefit effective date, if earlier. With respect to (A) and (C) above, after the 10/th/ anniversary of the benefit effective date, each value is increased by the amount of any subsequent Purchase Payments. With respect to XT6, Credits are added to Purchase Payments for purposes of calculating the

 Protected Withdrawal Value, the Annual Income Amount and the Annual Withdrawal Amount (see below for a description of Annual Income Amount and Annual Withdrawal Amount).

  . If you elect the Lifetime Five program at the time you purchase your Annuity, the Account Value will be your initial Purchase Payment.
  . For existing Owners who are electing the Lifetime Five benefit, the Account Value on the date of your election of the Lifetime Five program will be used to determine the initial Protected Withdrawal Value.
  . If you make additional Purchase Payments after your first withdrawal, the Protected Withdrawal Value will be increased by the amount of each additional Purchase Payment.


 The Protected Withdrawal Value is reduced each time a withdrawal is made on a dollar-for-dollar basis up to 7% per Annuity Year of the Protected Withdrawal Value and on the greater of a dollar-for-dollar basis or a pro rata basis for withdrawals in an Annuity Year in excess of that amount until the Protected Withdrawal Value is reduced to zero. At that point the Annual Withdrawal Amount will be zero until such time (if any) as the Annuity reflects a Protected Withdrawal Value (for example, due to a step-up or additional Purchase Payments being made into the Annuity).

 Step-Up of the Protected Withdrawal Value
 You may elect to step-up your Protected Withdrawal Value if, due to positive market performance, your Account Value is greater than the Protected Withdrawal Value.

 If you elected the Lifetime Five program on or after March 20, 2006:
  . you are eligible to step-up the Protected Withdrawal Value on or after the 1st anniversary of the first withdrawal under the Lifetime Five program
  . the Protected Withdrawal Value can be stepped up again on or after the 1st anniversary of the preceding step-up

 If you elected the Lifetime Five program prior to March 20, 2006 and that original election remains in effect:
  . you are eligible to step-up the Protected Withdrawal Value on or after the 5th anniversary of the first withdrawal under the Lifetime Five program
  . the Protected Withdrawal Value can be stepped up again on or after the 5th anniversary of the preceding step-up

 In either scenario (i.e., elections before or after March 20, 2006) if you elect to step-up the Protected Withdrawal Value under the program, and on the date you elect to step-up, the charges under the Lifetime Five program have changed for new purchasers, your program may be subject to the new charge at the time of step-up. Upon election of the step-up, we increase the Protected Withdrawal Value to be equal to the then current Account Value. For example, assume your initial Protected Withdrawal Value was $100,000 and you have made cumulative withdrawals of $40,000, reducing the Protected Withdrawal Value to $60,000. On the date you are eligible to step-up the Protected Withdrawal Value, your Account Value is equal to $75,000. You could elect to step-up the Protected Withdrawal Value to $75,000 on the date you are eligible. If your current Annual Income Amount and Annual Withdrawal Amount are less than they would be if we did not reflect the step-up in Protected Withdrawal Value, then we will increase these amounts to reflect the step-up as described below.

 An optional automatic step-up ("Auto Step-Up") feature is available for this benefit. This feature may be elected at the time the benefit is elected or at any time while the benefit is in force.

 If you elected the Lifetime Five program on or after March 20, 2006 and have also elected the Auto Step-Up feature:
  . the first Auto Step-Up opportunity will occur on the 1st Annuity Anniversary that is at least one year after the later of (1) the date of the first withdrawal under the Lifetime Five program or (2) the most recent step-up
  . your Protected Withdrawal Value will only be stepped-up if 5% of the Account Value is greater than the Annual Income Amount by any amount
  . if at the time of the first Auto Step-Up opportunity, 5% of the Account Value is not greater than the Annual Income Amount, an Auto Step-Up opportunity will occur on each successive Annuity Anniversary until a step-up occurs
  . once a step-up occurs, the next Auto Step-Up opportunity will occur on the 1st Annuity Anniversary that is at least one year after the most recent step-up

 If you elected the Lifetime Five program prior to March 20, 2006 and have also elected the Auto Step-Up feature:
  . the first Auto Step-Up opportunity will occur on the Annuity Anniversary that is at least 5 years after the later of (1) the date of the first withdrawal under the Lifetime Five Program benefit or (2) the most recent step-up
  . your Protected Withdrawal Value will only be stepped-up if 5% of the Account Value is greater than the Annual Income Amount by 5% or more
  . if at the time of the first Auto Step-Up opportunity, 5% of the Account Value does not exceed the Annual Income Amount by 5% or more, an Auto Step-Up opportunity will occur on each successive Annuity Anniversary until a step-up occurs
  . once a step-up occurs, the next Auto Step-Up opportunity will occur on the Annuity Anniversary that is at least 5 years after the most recent step-up

 In either scenario (i.e., elections before or after March 20, 2006), if on the date that we implement an Auto Step-Up to your Protected Withdrawal Value, the charge for Lifetime Five has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Subject to our rules and restrictions, you will still be permitted to manually step-up the Protected Withdrawal Value even if you elect the Auto Step-Up feature.


 Key Feature - Annual Income Amount under the Life Income Benefit

 The initial Annual Income Amount is equal to 5% of the initial Protected Withdrawal Value. Under the Lifetime Five program, if your cumulative withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative withdrawals are in excess of the Annual Income Amount ("Excess Income"), your Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Reductions include the actual amount of the withdrawal, including any CDSC that may apply. A withdrawal can be considered Excess Income under the Life Income Benefit even though it does not exceed the Annual Withdrawal Amount under the Withdrawal Benefit. When you elect a step-up (or an auto step-up is effected), your Annual Income Amount increases to equal 5% of your Account Value after the step-up if such amount is greater than your Annual Income Amount. Your Annual Income Amount also increases if you make additional Purchase Payments. The amount of the increase is equal to 5% of any additional Purchase Payments (and any associated Credit with respect to XT6). Any increase will be added to your Annual Income Amount beginning on the day that the step-up is effective or the Purchase Payment is made. A determination of whether you have exceeded your Annual Income Amount is made at the time of each withdrawal; therefore a subsequent increase in the Annual Income Amount will not offset the effect of a withdrawal that exceeded the Annual Income Amount at the time the withdrawal was made.


 Key Feature - Annual Withdrawal Amount under the Withdrawal Benefit

 The initial Annual Withdrawal Amount is equal to 7% of the initial Protected Withdrawal Value. Under the Lifetime Five program, if your cumulative withdrawals each Annuity Year are less than or equal to the Annual Withdrawal Amount, your Protected Withdrawal Value will be reduced on a dollar-for-dollar basis. If your cumulative withdrawals are in excess of the Annual Withdrawal Amount ("Excess Withdrawal"), your Annual Withdrawal Amount will be reduced (except with regard to required minimum distributions) by the result of the ratio of the Excess Withdrawal to the Account Value immediately prior to such withdrawal (see the examples of this calculation below). Reductions include the actual amount of the withdrawal, including any CDSC that may apply. When you elect a step-up (or an auto step-up is effected), your Annual Withdrawal Amount increases to equal 7% of your Account Value after the step-up if such amount is greater than your Annual Withdrawal Amount. Your Annual Withdrawal Amount also increases if you make additional Purchase Payments. The amount of the increase is equal to 7% of any additional Purchase Payments (and any associated Credit with respect to XT6). A determination of whether you have exceeded your Annual Withdrawal Amount is made at the time of each withdrawal; therefore, a subsequent increase in the Annual Withdrawal Amount will not offset the effect of a withdrawal that exceeded the Annual Withdrawal Amount at the time the withdrawal was made.


 The Lifetime Five program does not affect your ability to make withdrawals under your Annuity or limit your ability to request withdrawals that exceed the Annual Income Amount and the Annual Withdrawal Amount. You are not required to withdraw all or any portion of the Annual Withdrawal Amount or Annual Income Amount in each Annuity Year.

  . If, cumulatively, you withdraw an amount less than the Annual Withdrawal Amount under the Withdrawal Benefit in any Annuity Year, you cannot carry-over the unused portion of the Annual Withdrawal Amount to subsequent Annuity Years. However, because the Protected Withdrawal Value is only reduced by the actual amount of withdrawals you make under these circumstances, any unused Annual Withdrawal Amount may extend the period of time until the remaining Protected Withdrawal Value is reduced to zero.
  . If, cumulatively, you withdraw an amount less than the Annual Income Amount under the Life Income Benefit in any Annuity Year, you cannot carry-over the unused portion of the Annual Income Amount to subsequent Annuity Years. However, because the Protected Withdrawal Value is only reduced by the actual amount of withdrawals you make under these circumstances, any unused Annual Income Amount may extend the period of time until the remaining Protected Withdrawal Value is reduced to zero.


 Examples of Withdrawals
 The following examples of dollar-for-dollar and proportional reductions of the Protected Withdrawal Value, Annual Withdrawal Amount and Annual Income Amount assume: 1.) the Issue Date and the Effective Date of the Lifetime Five program are February 1, 2005; 2.) an initial Purchase Payment of $250,000; 3.) the Account Value on February 1, 2006 is equal to $265,000; and 4.) the first withdrawal occurs on March 1, 2006 when the Account Value is equal to $263,000. The values set forth here are purely hypothetical, and do not reflect the charge for Lifetime Five or any other fees and charges.


 The initial Protected Withdrawal Value is calculated as the greatest of (a),
 (b) and (c):

 (a)Purchase payment accumulated at 5% per year from February 1, 2005 until March 1, 2006 (393 days) = $250,000 X 1.05/(393/365)/ = $263,484.33

 (b)Account Value on March 1, 2006 (the date of the first withdrawal) = $263,000
 (c)Account Value on February 1, 2006 (the first Annuity Anniversary) = $265,000

 Therefore, the initial Protected Withdrawal Value is equal to $265,000. The Annual Withdrawal Amount is equal to $18,550 under the Withdrawal Benefit (7% of $265,000). The Annual Income Amount is equal to $13,250 under the Life Income Benefit (5% of $265,000).

 Example 1. Dollar-for-dollar reduction
 If $10,000 was withdrawn (less than both the Annual Income Amount and the Annual Withdrawal Amount) on March 1, 2006, then the following values would result:

  . Remaining Annual Withdrawal Amount for current Annuity Year = $18,550 - $10,000 = $8,550. Annual Withdrawal Amount for future Annuity Years remains at $18,550
  . Remaining Annual Income Amount for current Annuity Year = $13,250 - $10,000 = $3,250. Annual Income Amount for future Annuity Years remains at $13,250

  .   Protected Withdrawal Value is reduced by $10,000 from $265,000 to $255,000

 Example 2. Dollar-for-dollar and proportional reductions
 (a)If $15,000 was withdrawn (more than the Annual Income Amount but less than the Annual Withdrawal Amount) on March 1, 2006, then the following values would result:
  . Remaining Annual Withdrawal Amount for current Annuity Year = $18,550 - $15,000 = $3,550 Annual Withdrawal Amount for future Annuity Years remains at $18,550
  .   Remaining Annual Income Amount for current Annuity Year = $0

 Excess of withdrawal over the Annual Income Amount ($15,000 - $13,250 = $1,750) reduces Annual Income Amount for future Annuity Years.

  . Reduction to Annual Income Amount = Excess Income/Account Value before Excess Income X Annual Income Amount = $1,750/($263,000 - $13,250) X $13,250 = $93 Annual Income Amount for future Annuity Years =
      $13,250 - $93 = $13,157
  .   Protected Withdrawal Value is reduced by $15,000 from $265,000 to $250,000

 (b)If $25,000 was withdrawn (more than both the Annual Income Amount and the Annual Withdrawal Amount) on March 1, 2006, then the following values would result:
  . Remaining Annual Withdrawal Amount for current Annuity Year = $0 Excess of withdrawal over the Annual Withdrawal Amount ($25,000 - $18,550 = $6,450) reduces Annual Withdrawal Amount for future Annuity Years.
  . Reduction to Annual Withdrawal Amount = Excess Withdrawal/Account Value before Excess Withdrawal x Annual Withdrawal Amount = $6,450/($263,000 - $18,550) x $18,550 = $489

 Annual Withdrawal Amount for future Annuity Years = $18,550 - $489 = $18,061

  .   Remaining Annual Income Amount for current Annuity Year = $0

 Excess of withdrawal over the Annual Income Amount ($25,000 - $13,250 = $11,750) reduces Annual Income Amount for future Annuity Years.

  . Reduction to Annual Income Amount = Excess Income/Account Value before Excess Income X Annual Income Amount = $11,750/($263,000 - $13,250) x $13,250 = $623 Annual Income Amount for future Annuity Years =
      $13,250 - $623 = $12,627
  . Protected Withdrawal Value is first reduced by the Annual Withdrawal Amount ($18,550) from $265,000 to $246,450. It is further reduced by the greater of a dollar-for-dollar reduction or a proportional reduction. Dollar-for-dollar reduction = $25,000 - $18,550 = $6,450
  . Proportional reduction = Excess Withdrawal/Account Value before Excess Withdrawal X Protected Withdrawal Value = $6,450/($263,000 - $18,550) x $246,450 = $6,503 Protected Withdrawal Value = $246,450 - max {$6,450,
      $6,503} = $239,947





 BENEFITS UNDER THE LIFETIME FIVE PROGRAM
  . If your Account Value is equal to zero, and the cumulative withdrawals in the current Annuity Year are greater than the Annual Withdrawal Amount, the Lifetime Five program will terminate. To the extent that your Account Value was reduced to zero as a result of cumulative withdrawals that are equal to or less than the Annual Income Amount and amounts are still payable under both the Life Income Benefit and the Withdrawal Benefit, you will be given the choice of receiving the payments under the Life Income Benefit or under the Withdrawal Benefit. Thus, in that scenario, the remaining amounts under the Life Income Benefit and the Withdrawal Benefit would be payable even though your Account Value was reduced to zero. Once you make this election we will make an additional payment for that Annuity Year equal to either the remaining Annual Income Amount or Annual Withdrawal Amount for the Annuity Year, if any, depending on the option you choose. In subsequent Annuity Years we make payments that equal either the Annual Income Amount or the Annual Withdrawal Amount as described in this Prospectus. You will not be able to change the option after your election and no further Purchase Payments will be accepted under your Annuity. If you do not make an election, we will pay you annually under the Life Income Benefit. To the extent that cumulative withdrawals in the current Annuity Year that reduced your Account Value to zero are more than the Annual Income Amount but less than or equal to the Annual Withdrawal Amount and amounts are still payable under the Withdrawal Benefit, you will receive the payments under the Withdrawal Benefit. In the year of a withdrawal that reduced your Account Value to zero, we will make an additional payment to equal any remaining Annual Withdrawal Amount and make payments equal to the Annual Withdrawal Amount in each subsequent year (until the Protected Withdrawal Value is depleted). Once your Account Value equals zero no further Purchase Payments will be accepted under your Annuity.
  . If annuity payments are to begin under the terms of your Annuity or if you decide to begin receiving annuity payments and there is any Annual Income Amount due in subsequent Annuity Years or any remaining Protected Withdrawal Value, you can elect one of the following three options:

 (1)apply your Account Value to any annuity option available; or
 (2)request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. We make such annuity payments until the Annuitant's death; or
 (3)request that, as of the date annuity payments are to begin, we pay out any remaining Protected Withdrawal Value as annuity payments. Each year such annuity payments will equal the Annual Withdrawal Amount or the remaining Protected Withdrawal Value if less. We make such annuity payments until the earlier of the Annuitant's death or the date the Protected Withdrawal Value is depleted.

 We must receive your request in a form acceptable to us at our office.

..   In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments as a single life fixed annuity with five payments certain using the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such annuity payments will be the greater of:

 (1)the present value of future Annual Income Amount payments. Such present value will be calculated using the greater of the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and
 (2)the Account Value.

..   If no withdrawal was ever taken, we will determine a Protected Withdrawal
    Value and calculate an Annual Income Amount and an Annual Withdrawal Amount as if you made your first withdrawal on the date the annuity payments are to begin.

 Other Important Considerations
  . Withdrawals under the Lifetime Five program are subject to all of the terms and conditions of your Annuity, including any applicable CDSC.
  . Withdrawals made while the Lifetime Five program is in effect will be treated, for tax purposes, in the same way as any other withdrawals under your Annuity. The Lifetime Five program does not directly affect your Annuity's Account Value or Surrender Value, but any withdrawal will decrease the Account Value by the amount of the withdrawal (plus any applicable CDSC). If you surrender your Annuity, you will receive the current Surrender Value, not the Protected Withdrawal Value.
  . You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the Lifetime Five program. The Lifetime Five program provides a guarantee that if your Account Value declines due to market performance, you will be able to receive your Protected Withdrawal Value or Annual Income Amount in the form of periodic benefit payments.

  . In general, you must allocate your Account Value in accordance with the then available investment option(s) that we may prescribe in order to elect and maintain the benefit. If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under the benefit, the new requirement will apply only to new elections of the benefit, and we will not compel you to re-allocate your Account Value in accordance with our newly-adopted requirements. Subsequent to any change in requirements, transfers of Account Value and allocation of additional Purchase Payments may be subject to the new investment limitations.


 Election of the Program
 The Lifetime Five program can be elected at the time that you purchase your Annuity. We also offer existing Owners the option to elect the Lifetime Five program after the Issue Date of their Annuity, subject to our eligibility rules and restrictions. Your Account Value as the date of election will be used as a basis to calculate the initial Protected Withdrawal Value, the initial Protected Annual Withdrawal Amount, and the Annual Income Amount.

 Currently, if you terminate the program, you will only be permitted to re-elect Lifetime Five or elect Highest Daily Lifetime Five or the Spousal Lifetime Five on any anniversary of the Issue Date that is at least 90 calendar days from the date the benefit was last terminated.

 If you elected Lifetime Five prior to March 20, 2006, and you terminate the program, there will be no waiting period before you can re-elect the program or elect Highest Daily Lifetime Five or Spousal Lifetime Five provided that you had not previously elected Lifetime Five after the Issue Date and within the same Annuity Year that you terminate Lifetime Five. If you had previously elected Lifetime Five after the Issue Date and within the same Annuity Year that you terminated Lifetime Five, you will be able to re-elect the program or elect Highest Daily Lifetime Five or Spousal Lifetime Five on any date on or after the next anniversary of the Issue Date. However, once you choose to re-elect/elect, the waiting period described above will apply to subsequent re-elections. We reserve the right to limit the re-election/election frequency in the future. Before making any such change to the re-election/election frequency, we will provide prior notice to Owners who have an effective Lifetime Five Income Benefit.


 Termination of the Program
 The program terminates automatically when your Protected Withdrawal Value and Annual Income Amount equal zero. You may terminate the program at any time by notifying us. If you terminate the program, any guarantee provided by the benefit will terminate as of the date the termination is effective and certain restrictions on re-election of the benefit will apply as described above. The program terminates upon your surrender of your Annuity, upon the death of the Annuitant (but your surviving spouse may elect a new Lifetime Five if your spouse elects the spousal continuance option and your spouse would then be eligible to elect the benefit if he or she was a new purchaser), upon a change in ownership of your Annuity that changes the tax identification number of the Owner, upon change in the Annuitant or upon your election to begin receiving annuity payments. While you may terminate your program at any time, we may not terminate the program other than in the circumstances listed above. However, we may stop offering the program for new elections or re-elections at any time in the future.

 The charge for the Lifetime Five program will no longer be deducted from your Account Value upon termination of the program.


 Additional Tax Considerations
 If you purchase an Annuity as an investment vehicle for "qualified" investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the Required Minimum Distribution rules under the Code provide that you begin receiving periodic amounts from your Annuity beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the Owner's lifetime. The amount required under the Code may exceed the Annual Withdrawal Amount and the Annual Income Amount, which will cause us to increase the Annual Income Amount and the Annual Withdrawal Amount in any Annuity Year that Required Minimum Distributions due from your Annuity are greater than such amounts. Any such payments will reduce your Protected Withdrawal Value. In addition, the amount and duration of payments under the annuity payment and Death Benefit provisions may be adjusted so that the payments do not trigger any penalty or excise taxes due to tax considerations such as Required Minimum Distribution provisions under the tax law.

 As indicated, withdrawals made while this Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section of the prospectus for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this Benefit here.


 SPOUSAL LIFETIME FIVE INCOME BENEFIT (SPOUSAL LIFETIME FIVE)


 The Spousal Lifetime Five program described below is only being offered in those jurisdictions where we have received regulatory approval and will be offered subsequently in other jurisdictions when we receive regulatory approval in those jurisdictions. Certain terms and conditions may differ between jurisdictions once approved. Currently, if you elect Spousal Lifetime Five and subsequently terminate the benefit, there will be a restriction on your ability to re-elect Spousal Lifetime Five or elect Highest Daily Lifetime Five or Lifetime Five. (See "Election of and Designations under the Program" below for details). Spousal Lifetime Five must be elected based on two Designated Lives, as described below. Each Designated Life must be at least 55 years old when the benefit is elected. The Spousal Lifetime Five program is not available if you elect any other optional living benefit or optional death benefit. As long as your Spousal Lifetime Five Income Benefit is in effect, you must allocate your Account Value in accordance with the then permitted and available option(s) with this program.


 We offer a program that guarantees until the later death of two natural persons that are each other's spouses at the time of election of Spousal Lifetime Five and at the first death of one of them (the "Designated Lives", each a "Designated Life") the ability to withdraw an annual amount ("Spousal Life Income Benefit") equal to a percentage of an initial principal value (the "Protected Withdrawal Value") regardless of the impact of market performance on the Account Value, subject to our program rules regarding the timing and amount of withdrawals. The Spousal Life Income Benefit may remain in effect even if the Account Value of the Annuity is zero. The program may be appropriate if you intend to make periodic withdrawals from your Annuity, wish to ensure that market performance will not affect your ability to receive annual payments, and wish either spouse to be able to continue the Spousal Life Income Benefit after the death of the first. You are not required to make withdrawals as part of the program - the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the program.

 Key Feature - Initial Protected Withdrawal Value

 The Protected Withdrawal Value is used to determine the amount of each annual payment under the Spousal Life Income Benefit. The initial Protected Withdrawal Value is determined as of the date you make your first withdrawal under the Annuity following your election of Spousal Lifetime Five. The initial Protected Withdrawal Value is equal to the greater of (A) the Account Value on the date you elect Spousal Lifetime Five, plus any additional Purchase Payments as applicable, each growing at 5% per year from the date of your election of the program, or application of the Purchase Payment to your Annuity, until the date of your first withdrawal or the 10/th /anniversary of the benefit effective date, if earlier (B) the Account Value on the date of the first withdrawal from your Annuity, prior to the withdrawal, and (C) the highest Account Value on each Annuity anniversary, plus subsequent Purchase Payments prior to the first withdrawal or the 10/th/ anniversary of the benefit effective date, if earlier. With respect to (A) and (C) above, after the 10/th/ anniversary of the benefit effective date, each value is increased by the amount of any subsequent Purchase Payments. With respect to XT6, Credits are added to Purchase Payments for purposes of calculating the Protected Withdrawal Value and the Annual Income Amount (see below for a description of Annual Income Amount).


  . If you elect the Spousal Lifetime Five program at the time you purchase your Annuity, the Account Value will be your initial Purchase Payment.
  . For existing Owners who are electing the Spousal Lifetime Five benefit, the Account Value on the date of your election of the Spousal Lifetime Five program will be used to determine the initial Protected Withdrawal Value.

 Key Feature - Annual Income Amount under the Spousal Life Income Benefit

 The initial Annual Income Amount is equal to 5% of the initial Protected Withdrawal Value. Under the Spousal Lifetime Five program, if your cumulative withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If, cumulatively, you withdraw an amount less than the Annual Income Amount under the Spousal Life Income Benefit in any Annuity Year, you cannot carry-over the unused portion of the Annual Income Amount to subsequent Annuity Years. If your cumulative withdrawals are in excess of the Annual Income Amount ("Excess Income"), your Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Reductions include the actual amount of the withdrawal, including any CDSC that may apply. The Spousal Lifetime Five program does not affect your ability to make withdrawals under your Annuity or limit your ability to request withdrawals that exceed the Annual Income Amount.

 Step-Up of Annual Income Amount
 You may elect to step-up your Annual Income Amount if, due to positive market performance, 5% of your Account Value is greater than the Annual Income Amount. You are eligible to step-up the Annual Income Amount on or after the 1st anniversary of the first withdrawal under the Spousal Lifetime Five program. The Annual Income Amount can be stepped up again on or after the 1st anniversary of the preceding step-up. If you elect to step-up the Annual Income Amount under the program, and on the date you elect to step-up, the charges under the Spousal Lifetime Five program have changed for new purchasers, your program may be subject to the new charge at the time of such step-up. When you elect a step-up, your Annual Income Amount increases to equal 5% of your Account Value after the step-up. Your Annual Income Amount also increases if you make additional Purchase Payments. The amount of the increase is equal to 5% of any additional Purchase Payments (plus any Credit with respect to XT6). Any increase will be added to your Annual Income Amount beginning on the day that the step-up is effective or the Purchase Payment is made. A determination of whether you have exceeded your Annual Income Amount is made at the time of each withdrawal; therefore a subsequent increase in the Annual Income Amount will not offset the effect of a withdrawal that exceeded the Annual Income Amount at the time the withdrawal was made.

 An optional automatic step-up ("Auto Step-Up") feature is available for this benefit. This feature may be elected at the time the benefit is elected or at any time while the benefit is in force. If you elect this feature, the first Auto Step-Up opportunity will occur on the 1st Annuity Anniversary that is at least one year after the later of (1) the date of the first withdrawal under the Spousal Lifetime Five program or (2) the most recent step-up. At this time, your Annual Income Amount will be stepped-up if 5% of your Account Value is greater than the Annual Income Amount by any amount. If 5% of the Account Value does not exceed the Annual Income Amount, then an Auto Step-Up opportunity will occur on each successive Annuity Anniversary until a step-up occurs. Once a step-up occurs, the next Auto Step-Up opportunity will occur on the 1st Annuity Anniversary that is at least 1 year after the most recent step-up. If, on the date that we implement an Auto Step-Up to your Annual Income Amount, the charge for Spousal Lifetime Five has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Subject to our rules and restrictions, you will still be permitted to manually step-up the Annual Income Amount even if you elect the Auto Step-Up feature.

 Examples of withdrawals and step-up

 The following examples of dollar-for-dollar and proportional reductions and the step-up of the Annual Income Amount assume: 1.) the Issue Date and the Effective Date of the Spousal Lifetime Five program are February 1, 2005; 2.) an initial Purchase Payment of

 $250,000; 3.) the Account Value on February 1, 2006 is equal to $265,000; 4.) the first withdrawal occurs on March 1, 2006 when the Account Value is equal to $263,000; and 5.) the Account Value on February 1, 2010 is equal to $280,000. The values set forth here are purely hypothetical, and do not reflect the charge for the Spousal Lifetime Five or any other fees and charges.

 The initial Protected Withdrawal Value is calculated as the greatest of (a),
 (b) and (c):

 (a)Purchase payment accumulated at 5% per year from February 1, 2005 until March 1, 2006 (393 days) = $250,000 X 1.05/(393/365)/ = $263,484.33
 (b)Account Value on March 1, 2006 (the date of the first withdrawal) = $263,000
 (c)Account Value on February 1, 2006 (the first Annuity Anniversary) = $265,000

 Therefore, the initial Protected Withdrawal Value is equal to $265,000. The Annual Income Amount is equal to $13,250 under the Spousal Life Income Benefit (5% of $265,000).

 Example 1. Dollar-for-dollar reduction
 If $10,000 was withdrawn (less than the Annual Income Amount) on March 1,
 2006, then the following values would result:
..   Remaining Annual Income Amount for current Annuity Year = $13,250 - $10,000
    = $3,250
    Annual Income Amount for future Annuity Years remains at $13,250

 Example 2. Dollar-for-dollar and proportional reductions
 If $15,000 was withdrawn (more than the Annual Income Amount) on March 1, 2006, then the following values would result:
..   Remaining Annual Income Amount for current Annuity Year = $0
    Excess of withdrawal over the Annual Income Amount ($15,000 - $13,250 = $1,750) reduces
    Annual Income Amount for future Annuity Years.
..   Reduction to Annual Income Amount = Excess Income/Account Value before
    Excess Income X Annual Income Amount = $1,750/($263,000 - $13,250) X $13,250 = $93 Annual Income Amount for future Annuity Years = $13,250 - $93 = $13,157

 Example 3. Step-up of the Annual Income Amount

 If a step-up of the Annual Income Amount is requested on February 1, 2010 or the Auto Step-Up feature was elected, the step-up would occur because 5% of the Account Value, which is $14,000 (5% of $280,000), is greater than the Annual Income Amount of $13,250. The new Annual Income Amount will be equal to $14,000.


 BENEFITS UNDER THE SPOUSAL LIFETIME FIVE PROGRAM
 To the extent that your Account Value was reduced to zero as a result of cumulative withdrawals that are equal to or less than the Annual Income Amount and amounts are still payable under the Spousal Life Income Benefit, we will make an additional payment for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year, if any. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this Prospectus. No further Purchase Payments will be accepted under your Annuity. We will make payments until the first of the Designated Lives to die, and will continue to make payments until the death of the second Designated Life as long as the Designated Lives were spouses at the time of the first death. To the extent that cumulative withdrawals in the current Annuity Year that reduced your Account Value to zero are more than the Annual Income Amount, the Spousal Life Income Benefit terminates and no additional payments will be made.
..   If annuity payments are to begin under the terms of your Annuity or if you decide to begin receiving annuity payments and there is any Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

       (1)apply your Account Value to any annuity option available; or
       (2)request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. We will make payments until the first of the Designated Lives to die, and will continue to make payments until the death of the second Designated Life as long as the Designated Lives were spouses at the time of the first death.

 We must receive your request in a form acceptable to us at our office.

..   In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments as a joint and survivor or single (as applicable) life fixed annuity with five payments certain using the same basis that is used to calculate the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such annuity payments will be the greater of:

       (1)the present value of future Annual Income Amount payments. Such present value will be calculated using the same basis that is used to calculate the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and
       (2)the Account Value.

..   If no withdrawal was ever taken, we will determine an initial Protected
    Withdrawal Value and calculate an Annual Income Amount as if you made your first withdrawal on the date the annuity payments are to begin.

 Other Important Considerations
  . Withdrawals under the Spousal Lifetime Five program are subject to all of the terms and conditions of the Annuity, including any CDSC.

  . Withdrawals made while the Spousal Lifetime Five program is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. The Spousal Lifetime Five program does not directly affect the Annuity's Account Value or Surrender Value, but any withdrawal will decrease the Account Value by the amount of the withdrawal (plus any applicable CDSC). If you surrender your Annuity, you will receive the current Surrender Value, not the Protected Withdrawal Value.

  . You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the Spousal Lifetime Five program. The Spousal Lifetime Five program provides a guarantee that if your Account Value declines due to market performance, you will be able to receive your Annual Income Amount in the form of periodic benefit payments.

  . In general, you must allocate your Account Value in accordance with the then available investment option(s) that we may prescribe in order to elect and maintain the benefit. If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under the benefit, the new requirement will apply only to new elections of the benefit, and we will not compel you to re-allocate your Account Value in accordance with our newly-adopted requirements. Subsequent to any change in requirements, transfers of Account Value and allocation of additional Purchase Payments may be subject to the new investment limitations.

  . There may be circumstances where you will continue to be charged the full amount for the Spousal Lifetime Five program even when the benefit is only providing a guarantee of income based on one life with no survivorship.

  . In order for the Surviving Designated Life to continue the Spousal Lifetime Five program upon the death of an owner, the Designated Life must elect to assume ownership of the Annuity under the spousal continuation option. When the Annuity is owned by a Custodial Account, in order for Spousal Lifetime Five to be continued after the death of the first Designated Life (the Annuitant), the Custodial Account must elect to continue the Annuity and the second Designated Life (the Contingent Annuitant) will be named as the new Annuitant. See "Spousal Designations", and "Spousal Assumption of Annuity" in this Prospectus.


 Election of and Designations under the Program

 Spousal Lifetime Five can only be elected based on two Designated Lives. Designated Lives must be natural persons who are each other's spouses at the time of election of the program and at the death of the first of the Designated Lives to die. Currently, the program may only be elected where the Owner, Annuitant and Beneficiary Designations are as follows:
  . One Annuity Owner, where the Annuitant and the Owner are the same person and the beneficiary is the Owner's spouse. The Owner/Annuitant and the beneficiary each must be at least 55 years old at the time of election; or
  . Co-Annuity Owners, where the Owners are each other's spouses. The Beneficiary Designation must be the surviving spouse. The first named Owner must be the Annuitant. Both Owners must each be at least 55 years old at the time of election; or

  . One Annuity Owner, where the Owner is a custodial account established to hold retirement assets for the benefit of the Annuitant pursuant to the provisions of Section 408(a) of the Internal Revenue Code (or any successor Code section thereto) ("Custodial Account"), the Beneficiary is the Custodial Account and the spouse of the Annuitant is the Contingent Annuitant. Both the Annuitant and Contingent Annuitant must each be at least 55 years old at the time of election.

 No Ownership changes or Annuitant changes will be permitted once this program is elected. However, if the Annuity is co-owned, the Owner that is not the Annuitant may be removed without affecting the benefit.

 The Spousal Lifetime Five program can be elected at the time that you purchase your Annuity. We also offer existing Owners the option to elect the Spousal Lifetime Five program after the Issue Date of their Annuity, subject to our eligibility rules and restrictions. Your Account Value as the date of election will be used as a basis to calculate the initial Protected Withdrawal Value and the Annual Income Amount.


 Currently, if you terminate the program, you will only be permitted to re-elect Spousal Lifetime Five or elect Highest Daily Lifetime Five or Lifetime Five on any anniversary of the Issue Date that is at least 90 calendar days from the date the benefit was last terminated.


 We reserve the right to further limit the election frequency in the future. Before making any such change to the election frequency, we will provide prior notice to Owners who have an effective Spousal Lifetime Five Income Benefit.

 Termination of the Program
 The program terminates automatically when your Annual Income Amount equals zero. You may terminate the program at any time by notifying us. If you terminate the program, any guarantee provided by the benefit will terminate as of the date the termination is effective and certain restrictions on re-election of the benefit will apply as described above. We reserve the right to further limit the frequency election in the future. The program terminates upon your surrender of the Annuity, upon the first Designated Life to die if the Annuity is not continued, upon the second Designated Life to die or upon your election to begin receiving annuity payments.

 The charge for the Spousal Lifetime Five program will no longer be deducted from your Account Value upon termination of the program.


 Additional Tax Considerations
 If you purchase an Annuity as an investment vehicle for "qualified" investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or an employer plan under Code Section 401(a), the Required Minimum Distribution rules under the Code provide that you begin receiving periodic amounts from your Annuity beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than 5 percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the Owner's lifetime. The amount required under the Code may exceed the Annual Income Amount, which will cause us to increase the Annual Income Amount in any Annuity Year that Required Minimum Distributions due from your Annuity are greater than such amounts. In addition, the amount and duration of payments under the annuity payment and Death Benefit provisions may be adjusted so that the payments do not trigger any penalty or excise taxes due to tax considerations such as Required Minimum Distribution provisions under the tax law.

 As indicated, withdrawals made while this Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section of the prospectus for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this Benefit here.

 HIGHEST DAILY LIFETIME FIVE/SM/ INCOME BENEFIT (HIGHEST DAILY LIFETIME FIVE)

 The Highest Daily Lifetime Five program described below is only being offered in those jurisdictions where we have received regulatory approval and will be offered subsequently in other jurisdictions when we receive regulatory approval in those jurisdictions. Certain terms and conditions may differ between jurisdictions once approved. Highest Daily Lifetime Five is offered as an alternative to Lifetime Five and Spousal Lifetime Five. Currently, if you elect Highest Daily Lifetime Five and subsequently terminate the benefit, you will not be able to re-elect Highest Daily Lifetime Five, and will have a waiting period until you can elect Spousal Lifetime Five or Lifetime Five. See "Election of and Designations under the Program" below for details. The income benefit under Highest Daily Lifetime Five currently is based on a single "designated life" who is at least 55 years old on the date that the benefit is acquired. The Highest Daily Lifetime Five Benefit is not available if you elect any other optional living benefit, although you may elect any optional death benefit (other than the Highest Daily Value Death Benefit). Any DCA program that transfers Account Value from a Fixed Allocation is also not available as Fixed Allocations are not permitted with the benefit. As long as your Highest Daily Lifetime Five Benefit is in effect, you must allocate your Account Value in accordance with the then-permitted and available investment option(s) with this program.

 We offer a benefit that guarantees until the death of the single designated life the ability to withdraw an annual amount (the "Total Annual Income Amount") equal to a percentage of an initial principal value (the "Total Protected Withdrawal Value") regardless of the impact of market performance on the Account Value, subject to our program rules regarding the timing and amount of withdrawals. The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity, and wish to ensure that market performance will not affect your ability to receive annual payments. You are not required to make withdrawals as part of the program - the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. As discussed below, we require that you participate in our asset transfer program in order to participate in Highest Daily Lifetime Five, and in the Appendices to this prospectus, we set forth the formula under which we make those asset transfers.

 As discussed below, a key component of Highest Daily Lifetime Five is the Total Protected Withdrawal Value, which is an amount that is distinct from Account Value. Because each of the Total Protected Withdrawal Value and Total Annual Income Amount is determined in a way that is not solely related to Account Value, it is possible for Account Value to fall to zero, even though the Total Annual Income Amount remains. You are guaranteed to be able to withdraw the Total Annual Income Amount for the rest of your life, provided that you have not made "excess withdrawals." Excess withdrawals, as discussed below, will reduce your Total Annual Income Amount. Thus, you could experience a scenario in which your Account Value was zero, and, due to your excess withdrawals, your Total Annual Income Amount also was reduced to zero. In that scenario, no further amount would be payable under Highest Daily Lifetime Five.

 Key Feature - Total Protected Withdrawal Value
 The Total Protected Withdrawal Value is used to determine the amount of the annual payments under Highest Daily Lifetime Five. The Total Protected Withdrawal Value is equal to the greater of the Protected Withdrawal Value and any Enhanced Protected Withdrawal Value that may exist. We describe how we determine Enhanced Protected Withdrawal Value, and when we begin to calculate it, below. If you do not meet the conditions described below for obtaining Enhanced Protected Withdrawal Value then Total Protected Withdrawal Value is simply equal to Protected Withdrawal Value.

 The Protected Withdrawal Value initially is equal to the Account Value on the date that you elect Highest Daily Lifetime Five. On each Valuation Day thereafter, until the earlier of the first withdrawal or ten years after the date of your election of the benefit, we recalculate the Protected Withdrawal Value. Specifically, on each such Valuation Day (the "Current Valuation Day"), the Protected Withdrawal Value is equal to the greater of:
  . the Protected Withdrawal Value for the immediately preceding Valuation Day (the "Prior Valuation Day"), appreciated at the daily equivalent of 5% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any Purchase Payment (including any associated credit) made on the Current Valuation Day; and
  .   the Account Value.

 If you have not made a withdrawal prior to the tenth anniversary of the date you elected Highest Daily Lifetime Five (which we refer to as the "Tenth Anniversary"), we will continue to calculate a Protected Withdrawal Value. On or after the Tenth Anniversary and up until the date of the first withdrawal, your Protected Withdrawal Value is equal to the greater of the Protected Withdrawal Value on the Tenth Anniversary or your Account Value.

 The Enhanced Protected Withdrawal Value is only calculated if you do not take a withdrawal prior to the Tenth Anniversary. Thus, if you do take a withdrawal prior to the Tenth Anniversary, you are not eligible to receive Enhanced Protected Withdrawal Value. If so, then on or after the Tenth Anniversary up until the date of the first withdrawal, the Enhanced Protected Withdrawal Value is equal to the sum of:

 (a)200% of the Account Value on the date you elected Highest Daily Lifetime
    Five;
 (b)200% of all Purchase Payments (and any associated Credits) made during the one-year period after the date you elected Highest Daily Lifetime Five; and
 (c)100% of all Purchase Payments (and any associated Credits) made more than one year after the date you elected Highest Daily Lifetime Five, but prior to the date of your first withdrawal.

 We cease these daily calculations of the Protected Withdrawal Value and Enhanced Protected Withdrawal Value (and therefore, the Total Protected Withdrawal Value) when you make your first withdrawal. However, as discussed below, subsequent Purchase Payments (and any associated Credits) will increase the Total Annual Income Amount, while "excess" withdrawals (as described below) may decrease the Total Annual Income Amount.

 Key Feature - Total Annual Income Amount under the Highest Daily Lifetime Five Benefit
 The initial Total Annual Income Amount is equal to 5% of the Total Protected Withdrawal Value. For purposes of the asset transfer formula described below, we also calculate a Highest Daily Annual Income Amount, which is initially equal to 5% of the Protected Withdrawal Value. Under the Highest Daily Lifetime Five benefit, if your cumulative withdrawals in an Annuity Year are less than or equal to the Total Annual Income Amount, they will not reduce your Total Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Total Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative withdrawals are in excess of the Total Annual Income Amount ("Excess Income"), your Total Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Reductions include the actual amount of the withdrawal, including any CDSC that may apply. A Purchase Payment that you make will increase the then-existing Total Annual Income Amount and Highest Daily Annual Income Amount by an amount equal to 5% of the Purchase Payment (including the amount of any associated Credits).

 An automatic step-up feature ("Highest Quarterly Auto Step-Up") is included as part of this benefit. As detailed in this paragraph, the Highest Quarterly Auto Step-Up feature can result in a larger Total Annual Income Amount if your Account Value increases subsequent to your first withdrawal. We begin examining the Account Value for purposes of this feature starting with the anniversary of the Issue Date of the Annuity (the "Annuity Anniversary") immediately after your first withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on the Valuation Days corresponding to the end of each quarter that (i) is based on your Annuity Year, rather than a calendar year; (ii) is subsequent to the first withdrawal; and (iii) falls within the immediately preceding Annuity Year. If the end of any such quarter falls on a holiday or a weekend, we use the next Valuation Day. We multiply each of those quarterly Account Values by 5%, adjust each such quarterly value for subsequent withdrawals and Purchase Payments, and then select the highest of those values. If the highest of those values exceeds the existing Total Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Total Annual Income Amount intact. In later years, (i.e., after the first Annuity Anniversary after the first withdrawal) we determine whether an automatic step-up should occur on each Annuity Anniversary, by performing a similar examination of the Account Values on the end of the four immediately preceding quarters. If, on the date that we implement a Highest Quarterly Auto Step-Up to your Total Annual Income Amount, the charge for Highest Daily Lifetime Five has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Highest Daily Lifetime Five upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject.

 The Highest Daily Lifetime Five program does not affect your ability to make withdrawals under your annuity, or limit your ability to request withdrawals that exceed the Total Annual Income Amount. Under Highest Daily Lifetime Five, if your cumulative withdrawals in an Annuity Year are less than or equal to the Total Annual Income Amount, they will not reduce your Total Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Total Annual Income Amount on a dollar-for-dollar basis in that Annuity Year.

 If, cumulatively, you withdraw an amount less than the Total Annual Income Amount in any Annuity Year, you cannot carry-over the unused portion of the Total Annual Income Amount to subsequent Annuity Years.

 Examples of dollar-for-dollar and proportional reductions, and the Highest Quarterly Auto Step-Up are set forth below. The values depicted here are purely hypothetical, and do not reflect the charges for the Highest Daily Lifetime Five benefit or any other fees and charges. Assume the following for all three examples:
  .   The Issue Date is December 1, 2006
  .   The Highest Daily Lifetime Five benefit is elected on March 5, 2007.

 Dollar-for-dollar reductions
 On May 2, 2007, the Total Protected Withdrawal Value is $120,000, resulting in a Total Annual Income Amount of $6,000 (5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Total Annual Income Amount for that Annuity Year (up to and including December 1, 2007) is $3,500. This is the result of a dollar-for-dollar reduction of the Total Annual Income Amount - $6,000 less $2,500 = $3,500.

 Proportional reductions
 Continuing the previous example, assume an additional withdrawal of $5,000 occurs on August 6, 2007 and the Account Value at the time of this withdrawal is $110,000. The first $3,500 of this withdrawal reduces the Total Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount - $1,500 - reduces the Total Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the excess withdrawal to the Account Value immediately prior to the excess withdrawal. (Note that if there were other withdrawals in that Annuity Year, each would result in another proportional reduction to the Total Annual Income Amount).

 Here is the calculation:



  Account Value before withdrawal                                $110,000.00
  Less amount of "non" excess withdrawal                        -$  3,500.00
  Account Value immediately before excess withdrawal of $1,500   $106,500.00
  Excess withdrawal amount                                       $  1,500.00
  Divided by Account Value immediately before excess withdrawal  $106,500.00
  Ratio                                                                 1.41%
  Total Annual Income Amount                                     $  6,000.00
  Less ratio of 1.41%                                           -$     84.51
  Total Annual Income Amount for future Annuity Years            $  5,915.49



 Highest Quarterly Auto Step-Up
 On each Annuity Anniversary date, the Total Annual Income Amount is stepped-up if 5% of the highest quarterly value since your first withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional Purchase Payments, is higher than the Total Annual Income Amount, adjusted for excess withdrawals and additional Purchase Payments (plus any Credit with respect to XT6).

 Continuing the same example as above, the Total Annual Income Amount for this Annuity Year is $6,000. However, the excess withdrawal on August 6 reduces this amount to $5,915.49 for future years (see above). For the next Annuity Year, the Total Annual Income Amount will be stepped-up if 5% of the highest quarterly Account Value, adjusted for withdrawals, is higher than $5,915.49. Here are the calculations for determining the quarterly values. Only the June 1 value is being adjusted for excess withdrawals as the September 1 and December 1 Valuation Days occur after the excess withdrawal on August 6.



                                Highest Quarterly Value
                                    (adjusted with       Adjusted Total Annual
                                withdrawal and Purchase Income Amount (5% of the
Date*             Account value       Payments)**       Highest Quarterly Value)
-----             ------------- ----------------------- ------------------------
June 1, 2007       $118,000.00        $118,000.00              $5,900.00
August 6, 2007     $120,000.00        $112,885.55              $5,644.28
September 1, 2007  $112,000.00        $112,885.55              $5,644.28
December 1, 2007   $119,000.00        $119,000.00              $5,950.00

 * In this example, the Annuity Anniversary date is December 1. The quarterly valuation dates are every three months thereafter -
    March 1, June 1, September 1, and December 1. In this example, we do not use the March 1 date as the first withdrawal took place after March 1. The Annuity Anniversary Date of December 1 is considered the fourth and final quarterly valuation date for the year.
 ** In this example, the first quarterly value after the first withdrawal is $118,000 on June 1, yielding an adjusted Total Annual Income Amount of $5,900.00. This amount is adjusted on August 6 to reflect the $5,000 withdrawal. The calculations for the adjustments are:
  . The Account Value of $118,000 on June 1 is first reduced dollar-for-dollar by $3,500 ($3,500 is the remaining Total Annual Income Amount for the Annuity Year), resulting in an adjusted Account Value of $114,500 before the excess withdrawal.
  . This amount ($114,500) is further reduced by 1.41% (this is the ratio in the above example which is the excess withdrawal divided by the Account Value immediately preceding the excess withdrawal) resulting in a Highest Quarterly Value of $112,885.55.

 The adjusted Total Annual Income Amount is carried forward to the next quarterly anniversary date of September 1. At this time, we compare this amount to 5% of the Account Value on September 1. Since the June 1 adjusted Total Annual Income Amount of $5,644.28 is higher than $5,600.00 (5% of $112,000), we continue to carry $5,644.28 forward to the next and final quarterly anniversary date of December 1. The Account Value on December 1 is $119,000 and 5% of this amount is $5,950. Since this is higher than $5,644.28, the adjusted Total Annual Income Amount is reset to $5,950.00.

 In this example, 5% of the December 1 value yields the highest amount of $ 5,950.00. Since this amount is higher than the current year's Total Annual Income Amount of $5,915.49 adjusted for excess withdrawals, the Total Annual Income Amount for the next Annuity Year, starting on December 2, 2007 and continuing through December 1, 2008, will be stepped-up to $5,950.00.

 Benefits Under the Highest Daily Lifetime Five Program
..   To the extent that your Account Value was reduced to zero as a result of cumulative withdrawals that are equal to or less than the Total Annual Income Amount and amounts are still payable under Highest Daily Lifetime Five, we will make an additional payment, if any, for that Annuity Year equal to the remaining Total Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Total Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Total Annual Income Amount as described in this section. We will make payments until the death of the single designated life. To the extent that cumulative withdrawals in the current Annuity Year that reduced your Account Value to zero are more than the Total Annual Income Amount, the Highest Daily Lifetime Five benefit terminates, and no additional payments will be made.
..   If Annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving Annuity payments and there is a Total Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

       (1)apply your Account Value to any Annuity option available; or
       (2)request that, as of the date Annuity payments are to begin, we make Annuity payments each year equal to the Total Annual Income Amount. We will make payments until the death of the single designated life.

 We must receive your request in a form acceptable to us at our office.

..   In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments in the form of a single life fixed annuity with ten payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such Annuity payments will be the greater of:

       (1)the present value of the future Total Annual Income Amount payments. Such present value will be calculated using the greater of the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and
       (2)the Account Value.

..   If no withdrawal was ever taken, we will calculate the Total Annual Income
    Amount as if you made your first withdrawal on the date the annuity payments are to begin.
..   Please note that if your Annuity has a maximum Annuity Date requirement, payments that we make under this benefit as of that date will be treated as annuity payments.

 Other Important Considerations
..   Withdrawals under the Highest Daily Lifetime Five benefit are subject to all of the terms and conditions of the Annuity, including any CDSC.
..   Withdrawals made while the Highest Daily Lifetime Five Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. The Highest Daily Lifetime Five Benefit does not directly affect the Account Value or surrender value, but any withdrawal will decrease the Account Value by the amount of the withdrawal (plus any applicable CDSC). If you surrender your Annuity you will receive the current surrender value.
..   You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the Highest Daily Lifetime Five benefit. The Highest Daily Lifetime Five benefit provides a guarantee that if your Account Value declines due to market performance, you will be able to receive your Total Annual Income Amount in the form of periodic benefit payments.

..   upon inception of the benefit, 100% of your Account Value must be allocated to the permitted sub-accounts. However, the asset transfer component of the benefit as described below may transfer Account Value to the Benefit Fixed Rate Account as of the effective date of the benefit in some circumstances.
..   you cannot allocate Purchase Payments or transfer Account Value to a Fixed
    Allocation if you elect this benefit.
..   transfers to and from the Sub-accounts and the Benefit Fixed Rate Option triggered by the asset transfer component of the benefit will not count toward the maximum number of free transfers allowable under an Annuity.
..   In general, you must allocate your Account Value in accordance with the then available investment option(s) that we may prescribe in order to elect and maintain the Highest Daily Lifetime Five benefit. If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under the benefit, the new requirement will apply only to new elections of the benefit, and we will not compel you to re-allocate your Account Value in accordance with our newly-adopted requirements. Subsequent to any change in requirements, transfers of Account Value and allocation of additional Purchase Payments may be subject to the new investment limitations.

 Election of and Designations under the Program
 For Highest Daily Lifetime Five, there must be either a single Owner who is the same as the Annuitant, or if the Annuity is entity-owned, there must be a single natural person Annuitant. In either case, the Annuitant must be at least 55 years old.

 Any change of the Annuitant under the Annuity will result in cancellation of Highest Daily Lifetime Five. Similarly, any change of Owner will result in cancellation of Highest Daily Lifetime Five, except if (a) the new Owner has the same taxpayer identification number as the previous owner (b) both the new Owner and previous Owner are entities or (c) the previous Owner is a natural person and the new Owner is an entity.

 Highest Daily Lifetime Five can be elected at the time that you purchase your Annuity. However, with respect to XT6, you may elect this benefit at the time you purchase your Annuity only if the CDSC schedule for XT6 Annuities issued on or after November 20, 2006 applies. (See "Summary of Contract Fees and Charges" section of the Prospectus). We also offer existing owners (i.e., those who have already acquired their Annuity) the option to elect Highest Daily Lifetime Five after the Issue Date, subject to our eligibility rules and restrictions. However, for existing Owners of XT6 whose Annuities are subject to the CDSC schedule for Annuities issued prior to November 20, 2006, this benefit may only be elected on or after the first anniversary of the Issue Date.

 Currently, if you terminate the Highest Daily Lifetime Five benefit, you will
 (a) not be permitted to re-elect the benefit and (b) will be allowed to elect the Spousal Lifetime Five Benefit or the Lifetime Five Income Benefit on any anniversary of the Issue Date that is at least 90 calendar days from the date the Highest Daily Lifetime Five Benefit was terminated. We reserve the right to further limit the election frequency in the future. Before making any such change to the election frequency, we will provide prior notice to Owners who have an effective Highest Daily Lifetime Five Benefit.

 Termination of the Program
 You may terminate the benefit at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election will apply as described above. The benefit terminates: (i) upon your termination of the benefit (ii) upon your surrender of the Annuity (iii) upon your election to begin receiving annuity payments (iv) upon the death of the Annuitant (v) if both the Account Value and Total Annual Income Amount equal zero or (vi) if you fail to meet our requirements for issuing the benefit.

 Upon termination of Highest Daily Lifetime Five, we cease deducting the charge for the benefit. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the variable investment options, and (ii) transfer all amounts held in the Benefit Fixed Rate Account (as defined below) to your variable investment options, based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e. in the same proportion as the current balances in your variable investment options). Upon termination, we may limit or prohibit investment in the Fixed Allocations.

 Return of Principal Guarantee
 If you have not made a withdrawal before the Tenth Anniversary, we will increase your Account Value on that Tenth Anniversary (or the next Valuation Day, if that anniversary is not a Valuation Day), if the requirements set forth in this paragraph are met. On the Tenth Anniversary, we add:

 (a)your Account Value on the day that you elected Highest Daily Lifetime Five; and
 (b)the sum of each Purchase Payment you made (including any Credits with respect to XT6) during the one-year period after you elected the benefit.

 If the sum of (a) and (b) is greater than your Account Value on the Tenth Anniversary, we increase your Account Value to equal the sum of (a) and (b), by contributing funds from our general account. If the sum of (a) and (b) is less than or equal to your Account Value on the Tenth Anniversary, we make no such adjustment. The amount that we add to your Account Value under this provision will be allocated to each of your variable investment options and the Benefit Fixed Rate Account (described below), in the same proportion that each such investment option bears to your total Account Value, immediately prior to the application of the amount. Any such amount will not be considered a Purchase Payment when calculating your Total Protected Withdrawal Value, your death benefit, or the amount of any other or optional benefit that you may have selected, and therefore will have no direct impact on any such values at the time we add this amount. This potential addition to Account Value is available only if you have elected Highest Daily Lifetime Five and if you meet the conditions set forth in this paragraph. Thus, if you take a withdrawal prior to the Tenth Anniversary, you are not eligible to receive the Return of Principal Guarantee.

 Asset Transfer Component of Highest Daily Lifetime Five
 As indicated above, we limit the sub-accounts to which you may allocate Account Value if you elect Highest Daily Lifetime Five. For purposes of this benefit, we refer to those permitted sub-accounts as the "Permitted Sub-accounts". As a requirement of participating in Highest Daily Lifetime Five, we require that you participate in our specialized asset transfer program, under which we may transfer Account Value between the Permitted Sub-accounts and a fixed interest rate account that is part of our general account (the "Benefit Fixed Rate Account"). We determine whether to make a transfer, and the amount of any transfer, under a non-discretionary formula, discussed below. The Benefit Fixed Rate Account is available only with this benefit, and thus you may not allocate Purchase Payments to the Benefit Fixed Rate Account. The interest rate that we pay with respect to the Benefit Fixed Rate Account is reduced by an amount that corresponds generally to the charge that we assess against your variable Sub-accounts for Highest Daily Lifetime Five. The Benefit Fixed Rate Account is not subject to the Investment Company Act of 1940 or the Securities Act of 1933.

 Under the asset transfer component of Highest Daily Lifetime Five, we monitor your Account Value daily and, if necessary, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the Benefit Fixed Rate Account. Any transfer would be made in accordance with a formula, which is set forth in the schedule supplement to the endorsement for this benefit (and also appears in the Appendices to this prospectus). Speaking generally, the formula, which we apply each Valuation Day, operates as follows. The formula starts by identifying your Protected Withdrawal Value for that day and then multiplies that figure by 5%, to produce a projected (i.e., hypothetical) Highest Daily Annual Income Amount. Then, using our actuarial tables, we produce an estimate of the total amount we would target in our allocation model, based on the projected Highest Daily Annual Income Amount each year for the rest of your life. In the formula, we refer to that value as the "Target Value" or "L". If you have already made a withdrawal, your projected Highest Daily Annual Income Amount (and thus your Target Value) would take into account any automatic step-up that was scheduled to occur according to the step-up formula described above. Next, the formula subtracts from the Target Value the amount held within the Benefit Fixed Rate Account on that day, and divides that difference by the amount held within the Permitted Sub-accounts. That ratio, which essentially isolates the amount of your Target Value that is not offset by amounts held within the Benefit Fixed Rate Account, is called the "Target Ratio" or "r". If the Target Ratio exceeds a certain percentage (currently 83%) it means essentially that too much Target Value is not offset by assets within the Benefit Fixed Rate Account, and therefore we will transfer an amount from your Permitted Sub-accounts to the Benefit Fixed Rate Account. Conversely, if the Target Ratio falls below a certain percentage (currently 77%), then a transfer from the Benefit Fixed Rate Account to the Permitted Sub-accounts would occur. Note that the formula is calculated with reference to the Highest Daily Annual Income Amount, rather than with reference to the Annual Income Amount.

 As you can glean from the formula, a downturn in the securities markets (i.e., a reduction in the amount held within the Permitted Sub-accounts) may cause us to transfer some of your variable Account Value to the Benefit Fixed Rate Account, because such a reduction will tend to increase the Target Ratio. Moreover, certain market return scenarios involving "flat" returns over a period of time also could result in the transfer of money to the Benefit Fixed Rate Account. In deciding how much to transfer, we use another formula, which essentially seeks to re-balance amounts held in the Permitted Sub-accounts and the Benefit Fixed Rate Account so that the Target Ratio meets a target, which currently is equal to 80%. Once you elect Highest Daily Lifetime Five, the ratios we use will be fixed. For newly issued annuities that elect Highest Daily Lifetime Five and existing annuities that elect Highest Daily Lifetime Five, however, we reserve the right to change the ratios.

 While you are not notified when your Annuity reaches a reallocation trigger, you will receive a confirmation statement indicating the transfer of a portion of your Account Value either to or from the Benefit Fixed Rate Account. The formula by which the reallocation triggers operate is designed primarily to mitigate the financial risks that we incur in providing the guarantee under Highest Daily Lifetime Five.

 Depending on the results of the calculation relative to the reallocation triggers, we may, on any day:
  .   Not make any transfer; or
  . If a portion of your Account Value was previously allocated to the Benefit Fixed Rate Account, transfer all or a portion of those amounts to the Permitted Sub-accounts, based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e., in the same proportion as the current balances in your variable investment options). Amounts taken out of the Benefit Fixed Rate Account will be withdrawn for this purpose on a last-in, first-out basis (an amount renewed into a new guarantee period under the Benefit Fixed Rate Account will be deemed a new investment for purposes of this last-in, first-out rule); or

  . Transfer all or a portion of your Account Value in the Permitted Sub-accounts pro-rata to the Benefit Fixed Rate Account. The interest that you earn on such transferred amount will be equal to the annual rate that we have set for that day, and we will credit the daily equivalent of that annual interest until the earlier of one year from the date of the transfer or the date that such amount in the Benefit Fixed Rate Account is transferred back to the Permitted Sub-accounts.

 If a significant amount of your Account Value is systematically transferred to the Benefit Fixed Rate Account during periods of market declines or low interest rates, less of your Account Value may be available to participate in the investment experience of the Permitted Sub-accounts if there is a subsequent market recovery. Under the reallocation formula that we employ, it is possible that over time a significant portion, and under certain circumstances all, of your Account Value may be allocated to the Benefit Fixed Rate Account. Note that if your entire Account Value is transferred to the Benefit Fixed Rate Account, then based on the way the formula operates, that value would remain in the Benefit Fixed Rate Account unless you made additional Purchase Payments to the Permitted Sub-Accounts, which could cause Account Value to transfer out of the Benefit Fixed Rate Account.

 Additional Tax Considerations
 If you purchase an annuity as an investment vehicle for "qualified" investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the Required Minimum Distribution rules under the Code provide that you begin receiving periodic amounts from your annuity beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than 5 percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the owner's lifetime. The amount required under the Code may exceed the Total Annual Income Amount, which will cause us to increase the Total Annual Income Amount in any Annuity Year that Required Minimum Distributions due from your Annuity that are greater than such amounts. In addition, the amount and duration of payments under the annuity payment and death benefit provisions may be adjusted so that the payments do not trigger any penalty or excise taxes due to tax considerations such as Required Minimum Distribution provisions under the tax law. Please note, however, that any withdrawal you take prior to the Tenth Anniversary, even if withdrawn to satisfy required minimum distribution rules, will cause you to lose the ability to receive Enhanced Protected Withdrawal Value and an amount under the Return of Principal Guarantee.

 As indicated, withdrawals made while this Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section of the prospectus for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this Benefit here. However, we do note that if you participate in Highest Daily Lifetime Five through a non-qualified annuity, and your annuity has received Enhanced Protected Withdrawal Value and/or an additional amount under the Return of Principal Guarantee, as with all withdrawals, once all Purchase Payments are returned under the Annuity, all subsequent withdrawal amounts will be taxed as ordinary income.

                                 DEATH BENEFIT

 WHAT TRIGGERS THE PAYMENT OF A DEATH BENEFIT?

 Each Annuity provides a Death Benefit during its accumulation period. If an Annuity is owned by one or more natural persons, the Death Benefit is payable upon the first death of an Owner. If an Annuity is owned by an entity, the Death Benefit is payable upon the Annuitant's death, if there is no Contingent Annuitant. Generally, if a Contingent Annuitant was designated before the Annuitant's death and the Annuitant dies, then the Contingent Annuitant becomes the Annuitant and a Death Benefit will not be paid at that time. The person upon whose death the Death Benefit is paid is referred to below as the "decedent."


 BASIC DEATH BENEFIT
 Each Annuity provides a basic Death Benefit at no additional charge. The Insurance Charge we deduct daily from your Account Value allocated to the Sub-accounts is used, in part, to pay us for the risk we assume in providing the basic Death Benefit guarantee under an Annuity. Each Annuity also offers four different optional Death Benefits that can be purchased for an additional charge. The additional charge is deducted to compensate American Skandia for providing increased insurance protection under the optional Death Benefits. Notwithstanding the additional protection provided under the optional Death Benefits, the additional cost has the impact of reducing the net performance of the investment options. In addition, with respect to XT6, under certain circumstances, your Death Benefit may be reduced by the amount of any Credits we applied to your Purchase Payments. (See "How are Credits Applied to My Account Value".)

 Except as noted below for ASL II, where death occurs after the decedent's age 85, or older, the basic Death Benefit is the greater of:

  . The sum of all Purchase Payments (not including any Credits) less the sum of all proportional withdrawals.
  . The sum of your Account Value in the Sub-accounts and your Interim Value in the Fixed Allocations (less the amount of any Credits applied within 12-months prior to the date of death, with respect to XT6).


 With respect to ASL II, if death occurs after the decedent's age 85 or older: the Death Benefit is your Account Value in the Sub-accounts and your Interim Value in the Fixed Allocations.



 "Proportional withdrawals" are determined by calculating the percentage of your Account Value that each prior withdrawal represented when withdrawn. For example, a withdrawal of 50% of Account Value would be considered as a 50% reduction in Purchase Payments for purposes of calculating the basic Death Benefit.

 OPTIONAL DEATH BENEFITS
 Four optional Death Benefits are offered for purchase with your Annuity to provide an enhanced level of protection for your beneficiaries.


 Currently, these benefits are only offered in those jurisdictions where we have received regulatory approval and must be elected at the time that you purchase your Annuity. We may, at a later date, allow existing Annuity Owners to purchase an optional Death Benefit subject to our rules and any changes or restrictions in the benefits. Certain terms and conditions may differ between jurisdictions once approved and if you purchase your Annuity as part of an exchange, replacement or transfer, in whole or in part, from any other Annuity we issue. The "Combination 5% Roll-up and Highest Anniversary Value" Death Benefit may only be elected individually, and cannot be elected in combination with any other optional Death Benefit. If you elect Spousal Lifetime Five, you are not permitted to elect an optional Death Benefit. With respect to XT6, under certain circumstances, each Optional Death Benefit that you elect may be reduced by the amount of Credits applied to your Purchase Payments.

 Investment Restrictions may apply if you elect certain optional death benefits. See the chart in the "Investment Options" section of the Prospectus for a list of investment options available and permitted with each benefit.


 Enhanced Beneficiary Protection Optional Death Benefit

 The Enhanced Beneficiary Protection Optional Death Benefit can provide additional amounts to your Beneficiary that may be used to offset federal and state taxes payable on any taxable gains in your Annuity at the time of your death. Whether this benefit is appropriate for you may depend on your particular circumstances, including other financial resources that may be available to your Beneficiary to pay taxes on your Annuity should you die during the accumulation period. No benefit is payable if death occurs on or after the Annuity Date.

 The Enhanced Beneficiary Protection Optional Death Benefit provides a benefit that is payable in addition to the basic Death Benefit and certain other optional death benefits you may elect in conjunction with this benefit. If the Annuity has one Owner, the Owner must be age 75 or less at the time the benefit is purchased. If an Annuity has joint Owners, the oldest Owner must be age 75 or less. If an Annuity is owned by an entity, the Annuitant must be age 75 or less.


 Calculation of Enhanced Beneficiary Protection Optional Death Benefit
 If you purchase the Enhanced Beneficiary Protection Optional Death Benefit, the Death Benefit is calculated as follows:

 1. the basic Death Benefit described above;

    PLUS

 2. 40% of your "Growth" under an Annuity, as defined below.

 "Growth" means the sum of your Account Value in the Sub-accounts and your Interim Value in the Fixed Allocations, minus the total of all Purchase Payments (less the amount of any Credits applied within 12-months prior to the date of death, with respect to XT6) reduced by the sum of all proportional withdrawals.

 "Proportional withdrawals" are determined by calculating the percentage of your Account Value that each prior withdrawal represented when withdrawn. For example, a withdrawal of 50% of Account Value would be considered as a 50% reduction in Purchase Payments.

 The Enhanced Beneficiary Protection Optional Death Benefit is subject to a maximum of 100% of all Purchase Payments applied to an Annuity at least 12 months prior to the death of the decedent that triggers the payment of the Death Benefit.


 The Enhanced Beneficiary Protection Optional Death Benefit is being offered in those jurisdictions where we have received regulatory approval. Certain terms and conditions may differ between jurisdictions once approved. With respect to XT6, APEX II and ASL II, please see Appendix E for a description of the Enhanced Beneficiary Protection Optional Death Benefit offered before
 November 18, 2002 in those jurisdictions where we received regulatory approval. Please refer to the section entitled "Tax Considerations" for a discussion of special tax considerations for purchasers of this benefit. The Enhanced Beneficiary Protection Death Benefit is not available if you elect the "Combination 5% Roll-up and Highest Anniversary Value" Death Benefit or the Spousal Lifetime Five Income Benefit.


 See Appendix B for examples of how the Enhanced Beneficiary Protection Optional Death Benefit is calculated.

 Highest Anniversary Value Death Benefit ("HAV")

 If an Annuity has one Owner, the Owner must be age 79 or less at the time the Highest Anniversary Value Optional Death Benefit is purchased. If an Annuity has joint Owners, the oldest Owner must be age 79 or less. If an Annuity is owned by an entity, the Annuitant must be age 79 or less.

 Certain of the Portfolios offered as Sub-accounts under the Annuity are not available if you elect the Highest Anniversary Value Death Benefit. In addition, we reserve the right to require you to use certain asset allocation model(s) if you elect this death benefit.

 Calculation of Highest Anniversary Value Death Benefit
 The HAV Death Benefit depends on whether death occurs before or after the Death Benefit Target Date.

       If the Owner dies before the Death Benefit Target Date, the Death Benefit equals the greater of:

       1. the basic Death Benefit described above; and
       2. the Highest Anniversary Value as of the Owner's date of death.

       If the Owner dies on or after the Death Benefit Target Date, the Death Benefit equals the greater of:

       1. the basic Death Benefit described above; and
       2. the Highest Anniversary Value on the Death Benefit Target Date plus the sum of all Purchase Payments (including any Credits applied to such Purchase Payments more than twelve (12) months prior to date of death in the case of XT6) less the sum of all proportional withdrawals since the Death Benefit Target Date.

       The amount determined by this calculation is increased by any Purchase Payments received after the Owner's date of death and decreased by any proportional withdrawals since such date.


       The Highest Anniversary Value Death Benefit described above is currently being offered in those jurisdictions where we have received regulatory approval. Certain terms and conditions may differ between jurisdictions once approved. The Highest Anniversary Value Death Benefit is not available if you elect the "Combination 5% Roll-up and Highest Anniversary Value" or the "Highest Daily Value" Death Benefit. It is also not available with Spousal Lifetime Five. With respect to XT6, APEX II and ASL II, please see Appendix E for a description of the Guaranteed Minimum Death Benefit offered before November 18, 2002 in those jurisdictions where we received regulatory approval.


 Please refer to the definition of Death Benefit Target Date below. This death benefit may not be an appropriate feature where the Owner's age is near the age specified in the Death Benefit Target Date. This is because the benefit may not have the same potential for growth as it otherwise would, since there will be fewer contract anniversaries before the death benefit target date is reached. The death benefit target date under this death benefit is earlier than the death benefit target date under the Combination 5% Roll-up and Highest Anniversary Value Death Benefit for Owners who are age 76 or older when an Annuity is issued, which may result in a lower value on the death benefit, since there will be fewer contract anniversaries before the death benefit target date is reached.

 See Appendix B for examples of how the Highest Anniversary Value Death Benefit is calculated.

 Combination 5% Roll-up and Highest Anniversary Value Death Benefit

 If an Annuity has one Owner, the Owner must be age 79 or less at the time the Combination 5% Roll-up and HAV Optional Death Benefit is purchased. If an Annuity has joint Owners, the oldest Owner must be age 79 or less. If the Annuity is owned by an entity, the Annuitant must be age 79 or less.

 Certain of the Portfolios offered as Sub-accounts under an Annuity are not available if you elect the Combination 5% Roll-up and HAV Death Benefit. If you elect this benefit, you must allocate your Account Value in accordance with the then permitted and available option(s). In addition, we reserve the right to require you to use certain asset allocation model(s) if you elect this Death Benefit.

 Calculation of the Combination 5% Roll-up and Highest Anniversary Value Death Benefit
 The Combination 5% Roll-up and HAV Death Benefit equals the greatest of:

       1. the basic Death Benefit described above; and
       2. the Highest Anniversary Value Death Benefit described above; and
       3. 5% Roll-up described below.

       The calculation of the 5% Roll-up depends on whether death occurs before or after the Death Benefit Target Date.

       If the Owner dies before the Death Benefit Target Date the 5% Roll up is equal to:

       . all Purchase Payments (including any Credits applied to such Purchase Payments more than twelve (12) months prior to date of death in the case of XT6) increasing at an annual effective interest rate of 5% starting on the date that each Purchase Payment is made and ending on the Owner's date of death;

    MINUS

       . the sum of all withdrawals, dollar for dollar up to 5% of the Death Benefit's value as of the prior contract anniversary (or Issue Date if the withdrawal is in the first contract year). Any withdrawals in excess of the 5% dollar for dollar limit are proportional.

       If the Owner dies on or after the Death Benefit Target Date the 5% Roll-up is equal to:

       . the 5% Roll-up value as of the Death Benefit Target Date increased by total Purchase Payments (including any Credits applied to such Purchase Payments more than twelve (12) months prior to date of death in the case of XT6) made after the Death Benefit Target Date;

    MINUS

       . the sum of all withdrawals which reduce the 5% Roll-up proportionally.

 In the case of XT6, as indicated, the amounts calculated in Items 1, 2 and 3 above (before, on or after the Death Benefit Target Date) may be reduced by any Credits under certain circumstances. Please refer to the definitions of Death Benefit Target Date below. This Death Benefit may not be an appropriate feature where the Owner's age is near the age specified in the Death Benefit Target Date. This is because the benefit may not have the same potential for growth as it otherwise would, since there will be fewer Annuity anniversaries before the Death Benefit Target Date is reached.


 The "Combination 5% Roll-up and Highest Anniversary Value" Death Benefit described above is currently being offered in those jurisdictions where we have received regulatory approval. Certain terms and conditions may differ between jurisdictions once approved. The "Combination 5% Roll-up and Highest Anniversary Value" Death Benefit is not available if you elect any other optional Death Benefit or elect Spousal Lifetime Five. In the case of XT6, APEX II and ASL II, please see Appendix E for a description of the Guaranteed Minimum Death Benefit offered before November 18, 2002 in those jurisdictions where we received regulatory approval.

 See Appendix B for examples of how the "Combination 5% Roll-up and Highest Anniversary Value" Death Benefit is calculated.


 Key Terms Used with the Highest Anniversary Value Death Benefit and the Combination 5% Roll-up and Highest Anniversary Value Death Benefit:

..   The Death Benefit Target Date for the Highest Anniversary Value Death
    Benefit is the contract anniversary on or after the 80/th /birthday of the current Owner, the oldest of either joint Owner or the Annuitant, if entity owned.

..   The Death Benefit Target Date for the Combination 5% Roll-up and HAV Death
    Benefit is the later of the contract anniversary on or after the 80/th /birthday of the current Owner, the oldest of either joint Owner or the Annuitant, if entity owned, or five years after the Issue Date of an Annuity.

..   The Highest Anniversary Value equals the highest of all previous
    "Anniversary Values" less proportional withdrawals since such anniversary and plus any Purchase Payments (including any Credits applied to such Purchase Payments more than twelve (12) months prior to the date of death in the case of XT6) since such anniversary.

..   The Anniversary Value is the Account Value as of each anniversary of the
    Issue Date of an Annuity. The Anniversary Value on the Issue Date is equal to your Purchase Payment. (including any Credits applied to such Purchase Payments more than twelve (12) months prior to the date of death in the case of XT6)

..   Proportional withdrawals are determined by calculating the percentage of your Account Value that each prior withdrawal represented when withdrawn. Proportional withdrawals result in a reduction to the Highest Anniversary Value or 5% Roll-up value by reducing such value in the same proportion as the Account Value was reduced by the withdrawal as of the date the withdrawal occurred. For example, if your Highest Anniversary Value or 5% Roll-up value is $125,000 and you subsequently withdraw $10,000 at a time when your Account Value is equal to $100,000 (a 10% reduction), when calculating the optional Death Benefit we will reduce your Highest Anniversary Value ($ 125,000) by 10% or $12,500.

 Highest Daily Value Death Benefit ("HDV")

 If an Annuity has one Owner, the Owner must be age 79 or less at the time the Highest Daily Value Death Benefit is elected. If an Annuity has joint Owners, the older Owner must be age 79 or less. If there are joint Owners, death of the Owner refers to the first to die of the joint Owners. If an Annuity is owned by an entity, the Annuitant must be age 79 or less and death of the Owner refers to the death of the Annuitant.


 If you elect this benefit, you must allocate your Account Value in accordance with the then permitted and available option(s) with this benefit. If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under the benefit, the new requirement will apply only to new elections of the benefit, and we will not compel you to re-allocate your Account Value in accordance with our newly-adopted requirements. Subsequent to any change in requirements, transfers of Account Value and allocation of additional Purchase Payments may be subject to the new investment limitations.

 The HDV Death Benefit depends on whether death occurs before or after the Death Benefit Target Date.

       If the Owner dies before the Death Benefit Target Date, the Death Benefit equals the greater of:

       1. the basic Death Benefit described above (including any Credits applied to such Purchase Payments more than twelve (12) months prior to the date of death in the case of XT6); and
       2. the HDV as of the Owner's date of death.

       If the Owner dies on or after the Death Benefit Target Date, the Death Benefit equals the greater of:

       1. the basic Death Benefit described above; and
       2. the HDV on the Death Benefit Target Date plus the sum of all Purchase Payments (including any Credits applied to such Purchase Payments more than twelve (12) months prior to the date of death in the case of XT6) less the sum of all proportional withdrawals since the Death Benefit Target Date.

       The amount determined by this calculation is increased by any Purchase Payments received after the Owner's date of death and decreased by any proportional withdrawals since such date.


 The Highest Daily Value Death Benefit described above is currently being offered in those jurisdictions where we have received regulatory approval. Certain terms and conditions may differ between jurisdictions once approved. The Highest Daily Value Death Benefit is not available if you elect the Guaranteed Return Option, Guaranteed Return Option Plus, Spousal Lifetime Five, Highest Daily Lifetime Five, "Combination 5% Roll-up and Highest Anniversary Value" Death Benefit, or the Highest Anniversary Value Death Benefit.


 Key Terms Used with the Highest Daily Value Death Benefit:

..   The Death Benefit Target Date for the Highest Daily Value Death Benefit is
    the later of an Annuity anniversary on or after the 80/th /birthday of the current Owner, or the older of either the joint Owner or the Annuitant, if entity owned, or five years after the Issue Date of an Annuity.

..   The Highest Daily Value equals the highest of all previous "Daily Values"
    less proportional withdrawals since such date and plus any Purchase Payments (plus associated Credits in the case of XT6) since such date.

..   The Daily Value is the Account Value as of the end of each Valuation Day.
    The Daily Value on the Issue Date is equal to your Purchase Payment (plus associated Credits applied more than twelve (12) months prior to the date of death in the case of XT6).

..   Proportional withdrawals are determined by calculating the percentage of your Account Value that each prior withdrawal represented when withdrawn. Proportional withdrawals result in a reduction to the Highest Daily Value by reducing such value in the same proportion as the Account Value was reduced by the withdrawal as of the date the withdrawal occurred. For example, if your Highest Daily Value is $125,000 and you subsequently withdraw $10,000 at a time when your Account Value is equal to $100,000 (a 10% reduction), when calculating the optional Death Benefit we will reduce your Highest Daily Value ($125,000) by 10% or $12,500.

 Please see Appendix B to this prospectus for a hypothetical example of how the HDV Death Benefit is calculated.


 Annuities with Joint Owners
 For Annuities with Joint Owners, the Death Benefits are calculated as shown above except that the age of the oldest of the joint Owners is used to determine the Death Benefit Target Date. NOTE: If you and your spouse own your Annuity jointly, we will pay the Death Benefit to the Beneficiary. If the sole primary Beneficiary is the surviving spouse, then the surviving spouse can elect to assume ownership of your Annuity and continue the Annuity instead of receiving the Death Benefit.

 Annuities Owned by Entities
 For Annuities owned by an entity, the Death Benefits are calculated as shown above except that the age of the Annuitant is used to determine the Death Benefit Target Date. Payment of the Death Benefit is based on the death of the Annuitant (or Contingent Annuitant, if applicable).


 Can I terminate the optional Death Benefits? Do the optional Death Benefits terminate under other circumstances?
 You can terminate the Enhanced Beneficiary Protection Death Benefit and the Highest Anniversary Value Death Benefit at any time. The "Combination 5% Roll-up and HAV Death Benefit" and the HDV Death Benefit may not be terminated once elected. The optional Death Benefits will terminate automatically on the Annuity Date. We may also terminate any optional Death Benefit if necessary to comply with our interpretation of the Code and applicable regulations.

 What are the charges for the optional Death Benefits?
 We deduct a charge equal to 0.25% per year of the average daily net assets of the Sub-accounts for each of the Highest Anniversary Value Death Benefit and the Enhanced Beneficiary Protection Death Benefit and 0.50% per year of the average daily net assets of the Sub-accounts for each of the "Combination 5% Roll-up and HAV Death Benefit" and the HDV Death Benefit. We deduct the charge for each of these benefits to compensate American Skandia for providing increased insurance protection under the optional Death Benefits. The additional annual charge is deducted daily against your Account Value allocated to the Sub-accounts.

 Please refer to the section entitled "Tax Considerations" for additional considerations in relation to the optional Death Benefit.

 AMERICAN SKANDIA'S ANNUITY REWARDS

 What is the Annuity Rewards Benefit in ASAP III, APEX II and XT6?
 The Annuity Rewards Benefit offers Owners the ability to capture any market gains since the Issue Date of their Annuity as an enhancement to their current Death Benefit so their Beneficiaries will not receive less than an Annuity's value as of the effective date of the benefit. Under the Annuity Rewards Benefit, American Skandia guarantees that the Death Benefit will not be less than:

       . your Account Value in the Sub-accounts plus the Interim Value in any Fixed Allocations as of the effective date of the benefit


       . MINUS any proportional withdrawals following the effective date of the benefit


       . PLUS any additional Purchase Payments applied to your Annuity following the effective date of the benefit.

 The Annuity Rewards Death Benefit enhancement does not affect the calculation of the basic Death Benefit or any Optional Death Benefits available under an Annuity. If the Death Benefit amount payable under your Annuity's basic Death Benefit or any Optional Death Benefits you purchase is greater than the enhanced Death Benefit under the Annuity Rewards Benefit on the date the Death Benefit is calculated, your Beneficiary will receive the higher amount.

 Annuity Rewards is not available under ASL II.

 Who is eligible for the Annuity Rewards benefit?
 Owners can elect the Annuity Rewards Death Benefit enhancement when there is no longer a CDSC associated with your Annuity. However, the Account Value on the date that the Annuity Rewards benefit is effective, must be greater than the amount that would be payable to the Beneficiary under the Death Benefit (including any amounts payable under any Optional Death Benefit then in effect). The effective date must occur before annuity payments begin. There can only be one effective date for the Annuity Rewards Death Benefit enhancement. There is no additional charge for electing the Annuity Rewards Death Benefit enhancement.

 PAYMENT OF DEATH BENEFITS




 Alternative Death Benefit Payment Options - Annuities owned by Individuals (not associated with Tax-Favored Plans)
 Except in the case of a spousal assumption as described below, upon your death, certain distributions must be made under the contract. The required distributions depend on whether you die before you start taking annuity payments under the contract or after you start taking annuity payments under the contract.

 If you die on or after the Annuity Date, the remaining portion of the interest in the contract must be distributed at least as rapidly as under the method of distribution being used as of the date of death.

 In the event of your death before the Annuity Date, the Death Benefit must be distributed:
  .   within five (5) years of the date of death; or
  . as a series of payments not extending beyond the life expectancy of the Beneficiary or over the life of the Beneficiary. Payments under this option must begin within one year of the date of death.

 Unless you have made an election prior to Death Benefit proceeds becoming due, a Beneficiary can elect to receive the Death Benefit proceeds under the Beneficiary Continuation Option as described below in the section entitled "Beneficiary Continuation Option," as a series of annuity payments.

 Upon our receipt of proof of death, we will send to the beneficiary materials that list these payment options.

 Alternative Death Benefit Payment Options - Annuities Held by Tax-Favored Plans The Code provides for alternative death benefit payment options when an Annuity is used as an IRA, 403(b) or other "qualified investment" that requires minimum distributions. Upon your death under an IRA, 403(b) or other "qualified investment", the designated Beneficiary may generally elect to continue the Annuity and receive Required Minimum Distributions under the Annuity instead of receiving the death benefit in a single payment. The available payment options will depend on whether you die before the date Required Minimum Distributions under the Code were to begin, whether you have named a designated beneficiary and whether the Beneficiary is your surviving spouse.

  . If you die after a designated beneficiary has been named, the death benefit must be distributed by December 31/st/ of the year including the five year anniversary of the date of death, or as periodic payments not extending beyond the life expectancy of the designated beneficiary (provided such payments begin by December 31/st/ of the year following the year of death). However, if your surviving spouse is the beneficiary, the death benefit can be paid out over the life expectancy of your spouse with such payments beginning no later than December 31/st/ of the year following the year of death or December 31/st/ of the year in which you would have reached age 70 1/2, which ever is later. Additionally, if the contract is payable to (or for the benefit of) your surviving spouse, that portion of the contract may be continued with your spouse as the owner.

  . If you die before a designated beneficiary is named and before the date required minimum distributions must begin under the Code, the death benefit must be paid out within five years from the date of death. For contracts where multiple beneficiaries have been named and at least one of the beneficiaries does not qualify as a designated beneficiary and the account has not been divided into separate accounts by December 31/st/ of the year following the year of death, such contract is deemed to have no designated beneficiary.

  . If you die before a designated beneficiary is named and after the date required minimum distributions must begin under the Code, the death benefit must be paid out at least as rapidly as under the method then in effect. For contracts where multiple beneficiaries have been named and at least one of the beneficiaries does not qualify as a designated beneficiary and the account has not been divided into separate accounts by December 31/st/ of the year following the year of death, such contract is deemed to have no designated beneficiary.

 A beneficiary has the flexibility to take out more each year than mandated under the required minimum distribution rules.

 Until withdrawn, amounts in an IRA, 403(b) or other "qualified investment" continue to be tax deferred. Amounts withdrawn each year, including amounts that are required to be withdrawn under the Required Minimum Distribution rules, are subject to tax. You may wish to consult a professional tax advisor for tax advice as to your particular situation.

 For a Roth IRA, if death occurs before the entire interest is distributed, the death benefit must be distributed under the same rules applied to IRAs where death occurs before the date Required Minimum Distributions must begin under the Code.

 The tax consequences to the beneficiary may vary among the different death benefit payment options. See the Tax Considerations section of this prospectus, and consult your tax advisor.

 Beneficiary Continuation Option
 Instead of receiving the death benefit in a single payment, or under an Annuity Option, a beneficiary may take the death benefit under an alternative death benefit payment option, as provided by the Code and described above under the sections entitled "Payment of Death Benefits" and "Alternative Death Benefit Payment Options - Annuities Held by Tax-Favored Plans." This "Beneficiary Continuation Option" is described below and is available for both qualified Annuities (i.e. annuities sold to an IRA, Roth IRA, SEP IRA, or 403(b)) and non-qualified Annuities.

 Under the Beneficiary Continuation Option:
  . The Owner's Annuity will be continued in the Owner's name, for the benefit of the beneficiary.
  . Beginning on the date we receive an election by the beneficiary to take the death benefit in a form other than a lump sum, the beneficiary will incur a Settlement Service Charge which is an annual charge assessed on a daily basis against the average assets allocated to the Sub-accounts. For non-qualified Annuities the charge is 1.00% per year, and for qualified Annuities the charge is 1.40% per year.
  . Beginning on the date we receive an election by the beneficiary to take the death benefit in a form other than a lump sum, the beneficiary will incur an annual maintenance fee equal to the lesser of $30 or 2% of Account Value. For non-qualified annuities, the fee will only apply if the Account Value is less than $25,000 at the time the fee is assessed. The fee will not apply if it is assessed 30 days prior to a surrender request.
  . The initial Account Value will be equal to any death benefit (including any optional death benefit) that would have been payable to the beneficiary if the beneficiary had taken a lump sum distribution.
  . The available Sub-accounts will be among those available to the Owner at the time of death, however certain Sub-Accounts may not be available.
  . The beneficiary may request transfers among Sub-accounts, subject to the same limitations and restrictions that applied to the Owner. Transfers in excess of 20 per year will incur a $10 transfer fee.
  . No Fixed Allocations or fixed interest rate options will be offered for the non-qualified Beneficiary Continuation Options. However, for qualified Annuities, the Fixed Allocations will be those offered at the time the Beneficiary Continuation Option is elected.
  .   No additional Purchase Payments can be applied to the Annuity.
  . The basic death benefit and any optional benefits elected by the Owner will no longer apply to the beneficiary.
  . The beneficiary can request a withdrawal of all or a portion of the Account Value at any time, unless the Beneficiary Continuation Option was the payout predetermined by the Owner and the Owner restricted the beneficiary's withdrawal rights.

  .   Withdrawals are not subject to CDSC.
  . Upon the death of the beneficiary, any remaining Account Value will be paid in a lump sum to the person(s) named by the beneficiary (successor), unless the successor chooses to continue receiving payments.

 Currently only Investment Options corresponding to Portfolios of the Advanced Series Trust and the ProFund VP are available under the Beneficiary Continuation Option.

 In addition to the materials referenced above, the Beneficiary will be provided with a prospectus and a settlement agreement describing the Beneficiary Continuation Option. We may pay compensation to the broker-dealer of record on the Annuity based on amounts held in the Beneficiary Continuation Option. Please contact us for additional information on the availability, restrictions and limitations that will apply to a beneficiary under the Beneficiary Continuation Option.

 Spousal Assumption of Annuity
 You may name your spouse as your Beneficiary. If you and your spouse own your Annuity jointly, we assume that the sole primary Beneficiary will be the surviving spouse unless you elect an alternative Beneficiary Designation. Unless you elect an alternative Beneficiary Designation, the spouse Beneficiary may elect to assume ownership of the Annuity instead of taking the Death Benefit payment. Any Death Benefit (including any optional Death Benefits) that would have been payable to the Beneficiary will become the new Account Value as of the date we receive due proof of death and any required proof of a spousal relationship. As of the date the assumption is effective, the surviving spouse will have all the rights and benefits that would be available under the Annuity to a new purchaser of the same attained age. For purposes of determining any future Death Benefit for the surviving spouse, the new Account Value will be considered as the initial Purchase Payment. No CDSC will apply to the new Account Value. However, any additional Purchase Payments applied after the date the assumption is effective will be subject to all provisions of the Annuity, including any CDSC that may apply to the additional Purchase Payments.

 See the section entitled "Managing Your Annuity" - "Spousal Designations" and "Contingent Annuitant" for a discussion of the treatment of a spousal Contingent Annuitant in the case of the death of the Annuitant in an Annuity owned by a Custodial Account.


 Are there any exceptions to these rules for paying the Death Benefit?
 Yes, there are exceptions that apply no matter how your Death Benefit is calculated. There are exceptions to the Death Benefit if the decedent was not the Owner or Annuitant as of the Issue Date (or within 60 days thereafter) and did not become the Owner or Annuitant due to the prior Owner's or Annuitant's death. Any Death Benefit (including any optional Death Benefit) that applies will be suspended for a two-year period from the date he or she first became Owner or Annuitant. After the two-year suspension period is completed, the Death Benefit is the same as if this person had been an Owner or Annuitant on the Issue Date.

 When do you determine the Death Benefit?

 We determine the amount of the Death Benefit as of the date we receive "due proof of death" (and in certain limited circumstances as of the date of death), any instructions we require to determine the method of payment and any other written representations we require to determine the proper payment of the Death Benefit to all Beneficiaries. "Due proof of death" may include a certified copy of a death certificate, a certified copy of a decree of a court of competent jurisdiction as to the finding of death or other satisfactory proof of death. Upon our receipt of "due proof of death" we automatically transfer the Death Benefit to the AST Money Market Sub-account until we further determine the universe of eligible Beneficiaries. Once the universe of eligible Beneficiaries has been determined each eligible Beneficiary may allocate his or her eligible share of the Death Benefit to an eligible annuity payment option.


 Each Beneficiary must make an election as to the method they wish to receive their portion of the Death Benefit. Absent an election of a Death Benefit payment method, no Death Benefit can be paid to the Beneficiary. We may require written acknowledgment of all named Beneficiaries before we can pay the Death Benefit. During the period from the date of death until we receive all required paper work, the amount of the Death Benefit may be subject to market fluctuations.

                            VALUING YOUR INVESTMENT

 HOW IS MY ACCOUNT VALUE DETERMINED?

 During the accumulation period, your Annuity has an Account Value. The Account Value is determined separately for each Sub-account allocation and for each Fixed Allocation. The Account Value is the sum of the values of each Sub-account allocation and the value of each Fixed Allocation. For Annuities with a Highest Daily Lifetime Five election, Account Value also includes the value of any allocation to the Benefit Fixed Rate Account. See the "Living Benefit Programs - Highest Daily Lifetime Five" section of the Prospectus for a description of the Benefit Fixed Rate Account. The Account Value does not reflect any CDSC that may apply to a withdrawal or surrender. With respect to ASAP III and APEX II, the Account Value includes any Loyalty Credit we apply. With respect to XT6, the Account Value includes any Credits we applied to your Purchase Payments which we are entitled to take back under certain circumstances. When determining the Account Value on a day more than 30 days prior to a Fixed Allocation's Maturity Date, the Account Value may include any Market Value Adjustment that would apply to a Fixed Allocation (if withdrawn or transferred) on that day.


 WHAT IS THE SURRENDER VALUE OF MY ANNUITY?
 The Surrender Value of your Annuity is the value available to you on any day during the accumulation period. The Surrender Value is defined under "Glossary of Terms" above.

 HOW AND WHEN DO YOU VALUE THE SUB-ACCOUNTS?
 When you allocate Account Value to a Sub-account, you are purchasing units of the Sub-account. Each Sub-account invests exclusively in shares of an underlying Portfolio. The value of the Units fluctuates with the market fluctuations of the Portfolios. The value of the Units also reflects the daily accrual for the Insurance Charge, the Distribution Charge (if applicable), and if you elected one or more optional benefits whose annual charge is deducted daily, the additional charge made for such benefits. There may be several different Unit Prices for each Sub-account to reflect the Insurance Charge, any Distribution Charge and the charges for any optional benefits. The Unit Price for the Units you purchase will be based on the total charges for the benefits that apply to your Annuity. See the section entitled "What Happens to My Units When There is a Change in Daily Asset-Based Charges?" for a detailed discussion of how Units are purchased and redeemed to reflect changes in the daily charges that apply to your Annuity.

 Each Valuation Day, we determine the price for a Unit of each Sub-account, called the "Unit Price." The Unit Price is used for determining the value of transactions involving Units of the Sub-accounts. We determine the number of Units involved in any transaction by dividing the dollar value of the transaction by the Unit Price of the Sub-account as of the Valuation Day.

 Example

 Assume you allocate $5,000 to a Sub-account. On the Valuation Day you make the allocation, the Unit Price is $14.83. Your $5,000 buys 337.154 Units of the Sub-account. Assume that later, you wish to transfer $3,000 of your Account Value out of that Sub-account and into another Sub-account. On the Valuation Day you request the transfer, the Unit Price of the original Sub-account has increased to $16.79 and the Unit Price of the new Sub-account is $17.83. To transfer $3,000, we sell 178.677 Units at the current Unit Price, leaving you
 158.477 Units. We then buy $3,000 of Units of the new Sub-account at the Unit Price of $17.83. You would then have 168.255 Units of the new Sub-account.


 HOW DO YOU VALUE FIXED ALLOCATIONS?
 During the Guarantee Period, we use the concept of an Interim Value. The Interim Value can be calculated on any day and is equal to the initial value allocated to a Fixed Allocation plus all interest credited to a Fixed Allocation as of the date calculated. The Interim Value does not include the impact of any Market Value Adjustment. If you made any transfers or withdrawals from a Fixed Allocation, the Interim Value will reflect the withdrawal of those amounts and any interest credited to those amounts before they were withdrawn. To determine the Account Value of a Fixed Allocation on any day more than 30 days prior to its Maturity Date, we multiply the Account Value of the Fixed Allocation times the Market Value Adjustment factor.

 WHEN DO YOU PROCESS AND VALUE TRANSACTIONS?

 American Skandia is generally open to process financial transactions on those days that the New York Stock Exchange (NYSE) is open for trading. There may be circumstances where the NYSE does not open on a regularly scheduled date or time or closes at an earlier time than scheduled (normally 4:00 p.m. EST). Generally, financial transactions requested before the close of the NYSE which meet our requirements will be processed according to the value next determined following the close of business. Financial transactions requested on a non-Valuation Day or after the close of the NYSE will be processed based on the value next computed on the next Valuation Day. There may be circumstances when the opening or closing time of the NYSE is different than other major stock exchanges, such as NASDAQ or the American Stock Exchange. Under such circumstances, the closing time of the NYSE will be used when valuing and processing transactions.


 There may be circumstances where the NYSE is open, however, due to inclement weather, natural disaster or other circumstances beyond our control, our offices may be closed or our business processing capabilities may be restricted. Under those circumstances, your Account Value may fluctuate based on changes in the Unit Values, but you may not be able to transfer Account Value, or make a purchase or redemption request.

 The NYSE is closed on the following nationally recognized holidays: New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas. On those dates, we will not process any financial transactions involving purchase or redemption orders.

 American Skandia will also not process financial transactions involving purchase or redemption orders or transfers on any day that:
  .   trading on the NYSE is restricted;
  . an emergency exists making redemption or valuation of securities held in the separate account impractical; or
  . the SEC, by order, permits the suspension or postponement for the protection of security holders.


 Initial Purchase Payments: We are required to allocate your initial Purchase Payment to the Sub-accounts within two (2) Valuation Days after we receive all of our requirements at our office to issue an Annuity. If we do not have all the required information to allow us to issue your Annuity, we may retain the Purchase Payment while we try to reach you or your representative to obtain all of our requirements. If we are unable to obtain all of our required information within five (5) Valuation Days, we are required to return the Purchase Payment to you at that time, unless you specifically consent to our retaining the Purchase Payment while we gather the required information. Once we obtain the required information, we will invest the Purchase Payment (and any associated Credits with respect to XT6) and issue an Annuity within two
 (2) Valuation Days. With respect to both your initial Purchase Payment and any subsequent Purchase Payment that is pending investment in our separate account, we may hold the amount temporarily in our general account and may earn interest on such amount. You will not be credited with interest during that period.


 Additional Purchase Payments: We will apply any additional Purchase Payments (and any associated Credit with respect to XT6) on the Valuation Day that we receive the Purchase Payment at our office with satisfactory allocation instructions.


 Scheduled Transactions: Scheduled transactions include transfers made in connection with dollar cost averaging, the asset allocation program, auto-rebalancing, systematic withdrawals, systematic investments, required minimum distributions, substantially equal periodic payments under
 Section 72(t) of the Code, or annuity payments. Scheduled transactions are processed and valued as of the date they are scheduled, unless the scheduled day is not a Valuation Day. In that case, the transaction will be processed and valued on the next Valuation Day, unless (with respect to required minimum distributions, substantially equal periodic payments under Section 72(t) of the Code, systematic withdrawals and annuity payments only), the next Valuation Day falls in the subsequent calendar year, in which case the transaction will be processed and valued on the prior Valuation Day.


 Unscheduled Transactions: "Unscheduled" transactions include any other non-scheduled transfers and requests for Partial Withdrawals or Free Withdrawals or Surrenders. Unscheduled transactions are processed and valued as of the Valuation Day we receive the request at our Office and have all of the required information.



 Medically-related Surrenders & Death Benefits: Medically-related surrender requests and Death Benefit claims require our review and evaluation before processing. We price such transactions as of the date we receive at our Office all supporting documentation we require for such transactions and that are satisfactory to us.


 Transactions in ProFunds VP Sub-accounts: Generally, purchase or redemption orders or transfer requests must be received by us by no later than the close of the NYSE to be processed on the current Valuation Day. However, any transfer request involving the ProFunds VP Sub-accounts must be received by us no later than one hour prior to any announced closing of the applicable securities exchange (generally, 3:00 p.m. Eastern time) to be processed on the current Valuation Day. The "cut-off" time for such financial transactions involving a ProFunds VP Sub-account will be extended to /1//\\2 \\hour prior to any announced closing (generally, 3:30 p.m. Eastern time) for transactions submitted electronically through American Skandia's Internet website (www.americans-kandia.prudential.com). You cannot request a transaction involving the transfer of units in one of the ProFunds VP Sub-accounts between the applicable "cut-off" time and 4:00 p.m.


 Transactions received after 4:00 p.m. will be treated as received by us on the next Valuation Day.

 WHAT HAPPENS TO MY UNITS WHEN THERE IS A CHANGE IN DAILY ASSET-BASED CHARGES?

 Distribution Charge Applicable to ASAP III and XT6: At the end of the Period during which the Distribution Charge applies, your Annuity will become subject to a different daily asset-based charge. We will process a transaction where your Account Value allocated to the Sub-accounts will be used to purchase new Units of the Sub-accounts that reflect the Insurance Charge (and the charge for any optional benefits you have elected) but not the Distribution Charge. The number of Units attributed to your Annuity will be decreased and the Unit Price of each unit of the Sub-accounts in which you invested will be increased. The adjustment in the number of Units and Unit Price will not affect your Account Value. Beginning on that date, your Account Value will be determined based on the change in the value of Units that reflect the Insurance Charge and any other optional benefits that you have elected.


 Termination of Optional Benefits: Except for the Guaranteed Minimum Income Benefit, the "Combination 5% Roll-up and Highest Anniversary Value Death Benefit" and the Highest Daily Value Death Benefit, which generally cannot be terminated by the owner once elected, if any optional benefit terminates, we will no longer deduct the charge we apply to purchase the optional benefit. Certain optional benefits may be added after you have purchased your Annuity. On the date a charge no longer applies or a charge for an optional benefit begins to be deducted, your Annuity will become subject to a different daily asset-based charge. This change may result in the number of Units attributed to your Annuity and the value of those Units being different than it was before the change; however, the adjustment in the number of Units and Unit Price will not affect your Account Value (although the change in charges that are deducted will affect your Account Value).

                              TAX CONSIDERATIONS

 The tax considerations associated with each Annuity vary depending on whether the contract is (i) owned by an individual and not associated with a tax-favored retirement plan (including contracts held by a non-natural person, such as a trust acting as an agent for a natural person), or (ii) held under a tax-favored retirement plan. We discuss the tax considerations for these categories of contracts below. The discussion is general in nature and describes only federal income tax law (not state or other tax laws). It is based on current law and interpretations, which may change. The discussion includes a description of certain spousal rights under the contract and under tax-qualified plans. Our administration of such spousal rights and related tax reporting accords with our understanding of the Defense of Marriage Act (which defines a "marriage" as a legal union between a man and a woman and a "spouse" as a person of the opposite sex). The information provided is not intended as tax advice. You should consult with a qualified tax advisor for complete information and advice. References to Purchase Payments below relates to your cost basis in your contract. Generally, your cost basis in a contract not associated with a tax-favored retirement plan is the amount you pay into your contract, or into annuities exchanged for your contract, on an after-tax basis less any withdrawals of such payments.

 Each Annuity may also be purchased as a non-qualified annuity by a 401(a) trust or custodial IRA or Roth IRA account, which can hold other permissible assets other than the annuity. The terms and administration of the trust or custodial account in accordance with the laws and regulations for 401(a) plans, IRAs or Roth IRAs, as applicable, are the responsibility of the applicable trustee or custodian.

 Contracts Owned by Individuals (Not Associated with Tax-Favored Retirement
 Plans)

 Taxes Payable by You
 We believe each Annuity is an annuity contract for tax purposes. Accordingly, as a general rule, you should not pay any tax until you receive money under the contract.

 Generally, annuity contracts issued by the same company (and affiliates) to you during the same calendar year must be treated as one annuity contract for purposes of determining the amount subject to tax under the rules described below.


 Charges for investment advisory fees that are taken from the contract are treated as a partial withdrawal from the contract and will be reported as such to the contract owner.


 It is possible that the Internal Revenue Service (IRS) would assert that some or all of the charges for the optional benefits under the contract should be treated for federal income tax purposes as a partial withdrawal from the contract. If this were the case, the charge for this benefit could be deemed a withdrawal and treated as taxable to the extent there are earnings in the contract. Additionally, for owners under age 59 1/2, the taxable income attributable to the charge for the benefit could be subject to a tax penalty.

 If the IRS determines that the charges for one or more benefits under the contract are taxable withdrawals, then the sole or surviving owner will be provided with a notice from us describing available alternatives regarding these benefits.

 If you choose to defer the Annuity Date beyond the default date for your Annuity, the IRS may not consider your contract to be an annuity under the tax law. For more information, see "How and When Do I Choose the Annuity Payment Option?".

 Taxes on Withdrawals and Surrender

 If you make a withdrawal from your contract or surrender it before annuity payments begin, the amount you receive will be taxed as ordinary income, rather than as return of Purchase Payments, until all gain has been withdrawn. Once all gain has been withdrawn, payments will be treated as a nontaxable return of Purchase Payments until all Purchase Payments have been returned. After all Purchase Payments are returned, all subsequent amounts will be taxed as ordinary income. You will generally be taxed on any withdrawals from the contract while you are alive even if the withdrawal is paid to someone else. Withdrawals under any of the optional living benefit programs or as a systematic payment are taxed under these rules.


 If you assign or pledge all or part of your contract as collateral for a loan, the part assigned generally will be treated as a withdrawal.

 If you transfer your contract for less than full consideration, such as by gift, you will trigger tax on any gain in the contract. This rule does not apply if you transfer the contract to your spouse or under most circumstances if you transfer the contract incident to divorce.

 Taxes on Annuity Payments
 A portion of each annuity payment you receive will be treated as a partial return of your Purchase Payments and will not be taxed. The remaining portion will be taxed as ordinary income. Generally, the nontaxable portion is determined by multiplying the annuity payment you receive by a fraction, the numerator of which is your Purchase Payments (less any amounts previously received tax-free) and the denominator of which is the total expected payments under the contract.

 After the full amount of your Purchase Payments have been recovered tax-free, the full amount of the annuity payments will be taxable. If annuity payments stop due to the death of the annuitant before the full amount of your Purchase Payments have been recovered, a tax deduction may be allowed for the unrecovered amount.

 Tax Penalty on Withdrawals and Annuity Payments
 Any taxable amount you receive under your contract may be subject to a 10% tax penalty. Amounts are not subject to this tax penalty if:
  .   the amount is paid on or after you reach age 59 1/2 or die;
  .   the amount received is attributable to your becoming disabled;

  . generally the amount paid or received is in the form of substantially equal payments not less frequently than annually (Please note that substantially equal payments must continue until the later of reaching age 59 1/2 or 5 years. Modification of payments during that time period will result in retroactive application of the 10% tax penalty.); or

  . the amount received is paid under an immediate annuity contract (in which annuity payments begin within one year of purchase).

 Special Rules in Relation to Tax-Free Exchanges Under Section 1035
 Section 1035 of the Internal Revenue Code of 1986, as amended (Code) permits certain tax-free exchanges of a life insurance, annuity or endowment contract for an annuity. If an Annuity is purchased through a tax-free exchange of a life insurance, annuity or endowment contract that was purchased prior to August 14, 1982, then any Purchase Payments made to the original contract prior to August 14, 1982 will be treated as made to the new contract prior to that date. (See Federal Tax Status section in the Statement of Additional Information.)

 Partial surrenders may be treated in the same way as tax-free 1035 exchanges of entire contracts, therefore avoiding current taxation of any gains in the contract as well as the 10% tax penalty on pre-age 59 1/2 withdrawals. The IRS has reserved the right to treat transactions it considers abusive as ineligible for this favorable partial 1035 exchange treatment. We do not know what transactions may be considered abusive. For example we do not know how the IRS may view early withdrawals or annuitizations after a partial exchange. In addition, it is unclear how the IRS will treat a partial exchange from a life insurance, endowment, or annuity contract into an immediate annuity. As of the date of this prospectus, we will accept a partial 1035 exchange from a non-qualified annuity into an immediate annuity as a "tax-free" exchange for future tax reporting purposes, except to the extent that we, as a reporting and withholding agent, believe that we would be expected to deem the transaction to be abusive. However, some insurance companies may not recognize these partial surrenders as tax-free exchanges and may report them as taxable distributions to the extent of any gain distributed as well as subjecting the taxable portion of the distribution to the 10% tax penalty. We strongly urge you to discuss any transaction of this type with your tax advisor before proceeding with the transaction.

 Taxes Payable by Beneficiaries
 The Death Benefit options are subject to income tax to the extent the distribution exceeds the cost basis in the contract. The value of the Death Benefit, as determined under federal law, is also included in the owner's estate.

 Generally, the same tax rules described above would also apply to amounts received by your beneficiary. Choosing any option other than a lump sum Death Benefit may defer taxes. Certain minimum distribution requirements apply upon your death, as discussed further below.

 Tax consequences to the beneficiary vary among the Death Benefit payment options.
  .   Choice 1: the beneficiary is taxed on earnings in the contract.
  . Choice 2: the beneficiary is taxed as amounts are withdrawn (in this case earnings are treated as being distributed first).

  . Choice 3: the beneficiary is taxed on each payment (part will be treated as earnings and part as return of Purchase Payments).


 Considerations for Contingent Annuitants: There may be adverse tax consequences if a Contingent Annuitant succeeds an Annuitant when an Annuity is owned by a trust that is neither tax exempt nor qualifies for preferred treatment under certain sections of the Code. In general, the Code is designed to prevent indefinite deferral of tax. Continuing the benefit of tax deferral by naming one or more Contingent Annuitants when an Annuity is owned by a non-qualified trust might be deemed an attempt to extend the tax deferral for an indefinite period. Therefore, adverse tax treatment may depend on the terms of the trust, who is named as Contingent Annuitant, as well as the particular facts and circumstances. You should consult your tax advisor before naming a Contingent Annuitant if you expect to use an Annuity in such a fashion.

 Reporting and Withholding on Distributions

 Taxable amounts distributed from an annuity contract are subject to federal and state income tax reporting and withholding. In general, we will withhold federal income tax from the taxable portion of such distribution based on the type of distribution. In the case of an annuity or similar periodic payment, we will withhold as if you are a married individual with 3 exemptions unless you designate a different withholding status. In the case of all other distributions, we will withhold at a 10% rate. You may generally elect not to have tax withheld from your payments. An election out of withholding must be made on forms that we provide.


 State income tax withholding rules vary and we will withhold based on the rules of your State of residence. Special tax rules apply to withholding for nonresident aliens, and we generally withhold income tax for nonresident aliens at a 30% rate. A different withholding rate may be applicable to a nonresident alien based on the terms of an existing income tax treaty between the United States and the nonresident alien's country. Please refer to the discussion below regarding withholding rules for tax favored plans (for example, an IRA).

 Regardless of the amount withheld by us, you are liable for payment of federal and state income tax on the taxable portion of annuity distributions. You should consult with your tax advisor regarding the payment of the correct amount of these income taxes and potential liability if you fail to pay such taxes.

 Entity Owners

 Where a contract is held by a non-natural person (e.g.) a corporation), other than as an agent or nominee for a natural person (or in other limited circumstances), the contract will not be taxed as an annuity and increases in the value of the contract over its cost basis will be subject to tax annually.

 Where a contract is issued to a trust, and such trust is characterized as a grantor trust under the Internal Revenue Code, such contract shall not be considered to be held by a non-natural person and will be subject to the tax reporting and withholding requirements for contracts not held by tax favored plans.


 Annuity Qualification

 Diversification and Investor Control. In order to qualify for the tax rules applicable to annuity contracts described above, the assets underlying the Sub-accounts of an Annuity must be diversified, according to certain rules under the Internal Revenue Code.

 Each portfolio is required to diversify its investments each quarter so that no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. Generally, securities of a single issuer are treated as one investment and obligations of each U.S. Government agency and instrumentality (such as the Government National Mortgage Association) are treated as issued by separate issuers. In addition, any security issued, guaranteed or insured (to the extent so guaranteed or insured) by the United States or an instrumentality of the U.S. will be treated as a security issued by the U.S. Government or its instrumentality, where applicable. We believe the portfolios underlying the variable investment options of the Annuities meet these diversification requirements.

 An additional requirement for qualification for the tax treatment described above is that we, and not you as the contract owner, must have sufficient control over the underlying assets to be treated as the owner of the underlying assets for tax purposes. While we also believe these investor control rules will be met, the Treasury Department may promulgate guidelines under which a variable annuity will not be treated as an annuity for tax purposes if persons with ownership rights have excessive control over the investments underlying such variable annuity. It is unclear whether such guidelines, if in fact promulgated, would have retroactive effect. It is also unclear what effect, if any, such guidelines may have on transfers between the investment options offered pursuant to this Prospectus. We reserve the right to take any action, including modifications to your Annuity or the investment options, required to comply with such guidelines if promulgated. Any such changes will apply uniformly to affected owners and will be made with such notice to affected owners as is feasible under the circumstances.

 Required Distributions Upon Your Death for Annuities Owned by Individuals (Not Associated with Tax-Favored Plans). Upon your death, certain distributions must be made under the contract. The required distributions depend on whether you die before you start taking annuity payments under the contract or after you start taking annuity payments under the contract.


 If you die on or after the Annuity Date, the remaining portion of the interest in the contract must be distributed at least as rapidly as under the method of distribution being used as of the date of death.


 If you die before the Annuity Date, the entire interest in the contract must be distributed within five (5) years after the date of death, or as periodic payments over a period not extending beyond the life or life expectancy of such designated beneficiary (provided such payments begin within one year of your death). Your designated beneficiary is the person to whom benefit rights under the contract pass by reason of death, and must be a natural person in order to elect a periodic payment option based on life expectancy or a period exceeding five years.

 Additionally, if the Annuity is payable to (or for the benefit of) your surviving spouse, that portion of the contract may be continued with your spouse as the owner.


 Changes in Your Annuity. We reserve the right to make any changes we deem necessary to assure that your Annuity qualifies as an annuity contract for tax purposes. Any such changes will apply to all contract owners and you will be given notice to the extent feasible under the circumstances.

 Additional Information
 You should refer to the Statement of Additional Information if:

..   Your contract was issued in exchange for a contract containing Purchase
    Payments made before August 14, 1982.

..   You transfer your contract to, or designate, a beneficiary who is either
    37 1/2 years younger than you or a grandchild.

 Contracts Held by Tax-Favored Plans
 The following discussion covers annuity contracts held under tax-favored retirement plans.

 Currently, an Annuity may be purchased for use in connection with individual retirement accounts and annuities (IRAs) which are subject to Sections 408(a) and 408(b) of the Code and Roth IRAs under Section 408A of the Code. In addition, each Annuity may be purchased for use in connection with a corporate Pension or Profit-sharing plan (subject to 401(a) of the Code), H.R. 10 plans (also known as Keogh Plans, subject to 401(a) of the Code), Tax Sheltered Annuities (subject to 403(b) of the Code, also known as Tax Deferred Annuities or TDAs), and Section 457 plans (subject to 457 of the Code). This description assumes that you have satisfied the requirements for eligibility for these products.

 Each Annuity may also be purchased as a non-qualified annuity by a 401(a) trust or custodial IRA or Roth IRA account, which can hold other permissible assets other than the annuity. The terms and administration of the trust or custodial account in accordance with the laws and regulations for 401(a) plans, IRAs or Roth IRAs, as applicable, are the responsibility of the applicable trustee or custodian.

 You should be aware that tax favored plans such as IRAs generally provide income tax deferral regardless of whether they invest in annuity contracts. This means that when a tax favored plan invests in an annuity contract, it generally does not result in any additional tax benefits (such as income tax deferral and income tax free transfers).

 Types of Tax-Favored Plans

 IRAs. If you buy an Annuity for use as an IRA, we will provide you a copy of the prospectus and contract. The "IRA Disclosure Statement" contains information about eligibility, contribution limits, tax particulars, and other IRA information. In addition to this information (some of which is summarized below), the IRS requires that you have a "free look" after making an initial contribution to the contract. During this time, you can cancel the Annuity by notifying us in writing, and we will refund all of the Purchase Payments under the Annuity (or, if provided by applicable state law, the amount credited under the Annuity, if greater), less any applicable federal and state income tax withholding.

 Contributions Limits/Rollovers. Because of the way each Annuity is designed, you may purchase an Annuity for an IRA in connection with a "rollover" of amounts from a qualified retirement plan or as a transfer from another IRA, as a current contribution in the case of ASAP III, or if you are age 50 or older by making a single contribution consisting of your IRA contributions and catch-up contributions attributable to the prior year and the current year from January 1 to April 15 of the current year in the case of XT6 and APEX II. For 2007, the contribution limit is $4,000; increasing to $5,000 in 2008. After 2008 the contribution amount will be indexed for inflation. The tax law also provides for a catch-up provision for individuals who are age 50 and above, permitting them to contribute an additional $1,000 each year.


 The "rollover" rules under the Code are fairly technical; however, an individual (or his or her surviving spouse) may generally "roll over" certain distributions from tax favored retirement plans (either directly or within 60 days from the date of these distributions) if he or she meets the requirements for distribution. Once you buy an Annuity, you can make regular IRA contributions under the Annuity (to the extent permitted by law). However, if you make such regular IRA contributions, you should note that you will not be able to treat the contract as a "conduit IRA," which means that you will not retain possible favorable tax treatment if you subsequently "roll over" the contract funds originally derived from a qualified retirement plan or TDA into another Section 401(a) plan or TDA.

 Required Provisions. Contracts that are IRAs (or endorsements that are part of the contract) must contain certain provisions:
..   You, as owner of the contract, must be the "annuitant" under the contract
    (except in certain cases involving the division of property under a decree of divorce);
..   Your rights as owner are non-forfeitable;
..   You cannot sell, assign or pledge the contract;

..   The annual contribution you pay cannot be greater than the maximum amount allowed by law, including catch-up contributions if applicable (which does not include any rollover amounts);
..   The date on which required minimum distributions must begin cannot be later than April 1st of the calendar year after the calendar year you turn age
    70 1/2; and
..   Death and annuity payments must meet "minimum distribution requirements"
    described below.

 Usually, the full amount of any distribution from an IRA (including a distribution from this contract) which is not a rollover is taxable. As taxable income, these distributions are subject to the general tax withholding rules described earlier. In addition to this normal tax liability, you may also be liable for the following, depending on your actions:
..   A 10% "early distribution penalty" described below;
..   Liability for "prohibited transactions" if you, for example, borrow against the value of an IRA; or
..   Failure to take a minimum distribution also described below.

 SEPs. SEPs are a variation on a standard IRA, and contracts issued to a SEP must satisfy the same general requirements described under IRAs (above). There are, however, some differences:

..   If you participate in a SEP, you generally do not include in income any employer contributions made to the SEP on your behalf up to the lesser of
    (a) $45,000 in 2007 ($44,000 in 2006) or (b) 25% of your taxable compensation paid by the contributing employer (not including the employer's SEP contribution as "compensation" for these purposes). However, for these purposes, compensation in excess of certain limits established by the IRS will not be considered. In 2007, this limit is $225,000 ($220,000 for 2006);

..   SEPs must satisfy certain participation and nondiscrimination requirements not generally applicable to IRAs; and

..   SEPs that contain a salary reduction or "SARSEP" provision prior to 1997 may permit salary deferrals up to $15,500 in 2007 with the employer making these contributions to the SEP. However, no new "salary reduction" or "SARSEPs" can be established after 1996. Individuals participating in a SARSEP who are age 50 or above by the end of the year will be permitted to contribute an additional $5,000 in 2007. Thereafter, the amount is indexed for inflation. These Annuities are not available for SARSEPs.

 You will also be provided the same information, and have the same "free look" period, as you would have if you purchased the contract for a standard IRA.


 ROTH IRAs. The "Roth IRA Disclosure Statement" contains information about eligibility, contribution limits, tax particulars and other Roth IRA information. Like standard IRAs, income within a Roth IRA accumulates tax-free, and contributions are subject to specific limits. Roth IRAs have, however, the following differences:
  .   Contributions to a Roth IRA cannot be deducted from your gross income;
  . "Qualified distributions" from a Roth IRA are excludable from gross income. A "qualified distribution" is a distribution that satisfies two requirements: (1) the distribution must be made (a) after the owner of the IRA attains age 59 1/2; (b) after the owner's death; (c) due to the owner's disability; or (d) for a qualified first time homebuyer distribution within the meaning of Section 72(t)(2)(F) of the Code; and
      (2) the distribution must be made in the year that is at least five tax years after the first year for which a contribution was made to any Roth IRA established for the owner or five years after a rollover, transfer, or conversion was made from a traditional IRA to a Roth IRA. Distributions from a Roth IRA that are not qualified distributions will be treated as made first from contributions and then from earnings, and earnings will be taxed generally in the same manner as distributions from a traditional IRA.
  . If eligible (including meeting income limitations and earnings requirements), you may make contributions to a Roth IRA after attaining age 70 1/2, and distributions are not required to begin upon attaining such age or at any time thereafter.


 Because of the way each Annuity is designed, if you meet certain income limitations you may purchase an Annuity for a Roth IRA, as a current contribution in the case of ASAP III, or if you are age 50 or older by making a single contribution consisting of your Roth IRA contributions and catch-up contributions attributable to the prior year and the current year from January 1 to April 15 of the current year in the case of XT6 and APEX II. The Code permits persons who meet certain income limitations (generally, adjusted gross income under $100,000), who are not married filing a separate return and who receive certain qualifying distributions from such non-Roth IRAs, to directly rollover or make, within 60 days, a "rollover" of all or any part of the amount of such distribution to a Roth IRA which they establish. Beginning January 2008, an individual receiving an eligible rollover distribution from a Qualified plan can directly roll over contributions to a Roth IRA, subject to the same income limits. This conversion triggers current taxation (but is not subject to a 10% early distribution penalty). Once an Annuity has been purchased, regular Roth IRA contributions will be accepted to the extent permitted by law. As of January 1, 2006, an individual receiving an eligible rollover distribution from a designated Roth account under an employer plan may roll over the distribution to a Roth IRA even if the individual is not eligible to make regular or conversion contributions to a Roth IRA. If you are considering rolling over funds from your Roth account under an employer plan, please contact your Financial Professional prior to purchase to confirm whether such rollovers are being accepted.


 TDAs. You may own a TDA generally if you are either an employer or employee of a tax-exempt organization (as defined under Code Section 501(c)(3)) or a public educational organization, and you may make contributions to a TDA so long as the employee's rights to the annuity are nonforfeitable. Contributions to a TDA, and any earnings, are not taxable until distribution. You may also make contributions to a TDA under a salary reduction agreement, generally up to a maximum of $15,500 in 2007. Individuals participating in a TDA who are age 50 or above by the end of the year will be permitted to contribute an additional $5,000 in 2007. This amount is indexed for inflation. Further, you may roll over TDA amounts to another TDA or an IRA. You may also roll over TDA amounts to a qualified retirement plan, a SEP and a 457 government plan. A contract may only qualify as a TDA if distributions (other than "grandfathered" amounts held as of December 31, 1988) may be made only on account of:

  .   Your attainment of age 59 1/2;
  .   Your severance of employment;
  .   Your death;
  .   Your total and permanent disability; or
  . Hardship (under limited circumstances, and only related to salary deferrals, not including earnings attributable to these amounts).

 In any event, you must begin receiving distributions from your TDA by April 1/st /of the calendar year after the calendar year you turn age 70 1/2 or retire, whichever is later.

 These distribution limits do not apply either to transfers or exchanges of investments under the contract, or to any "direct transfer" of your interest in the contract to another TDA or to a mutual fund "custodial account" described under Code Section 403(b)(7).

 Employer contributions to TDAs are subject to the same general contribution, nondiscrimination, and minimum participation rules applicable to "qualified" retirement plans.


 Required Minimum Distributions and Payment Options

 If you hold the contract under an IRA (or other tax-favored plan), IRS minimum distribution requirements must be satisfied. This means that generally payments must start by April 1 of the year after the year you reach age 70 1/2 and must be made for each year thereafter. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than 5 percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the Owner's lifetime. The amount of the payment must at least equal the minimum required under the IRS rules. Several choices are available for calculating the minimum amount. More information on the mechanics of this calculation is available on request. Please contact us at a reasonable time before the IRS deadline so that a timely distribution is made. Please note that there is a 50% tax penalty on the amount of any minimum distribution not made in a timely manner.


 Effective in 2006, in accordance with recent changes in laws and regulations, required minimum distributions will be calculated based on the sum of the Account Value and the actuarial value of any additional death benefits and benefits from optional riders that you have purchased under the contract. As a result, the required minimum distributions may be larger than if the calculation were based on the Account Value only, which may in turn result in an earlier (but not before the required beginning date) distribution of amounts under the Annuity and an increased amount of taxable income distributed to the Annuity owner, and a reduction of death benefits and the benefits of any optional riders.


 You can use the Minimum Distribution option to satisfy the IRS minimum distribution requirements for an Annuity without either beginning annuity payments or surrendering the Annuity. We will distribute to you this minimum distribution amount, less any other partial withdrawals that you made during the year.

 Although the IRS rules determine the required amount to be distributed from your IRA each year, certain payment alternatives are still available to you. If you own more than one IRA, you can choose to satisfy your minimum distribution requirement for each of your IRAs by withdrawing that amount from any of your IRAs. If you inherit more than one Roth IRA from the same owner, similar rules apply.


 Required Distributions Upon Your Death for Qualified Contracts Held by Tax-Favored Plans
 Upon your death under an IRA, 403(b) or other "qualified investment", the designated beneficiary may generally elect to continue the contract and receive required minimum distributions under the contract instead of receiving the death benefit in a single payment. The available payment options will depend on whether you die before the date required minimum distributions under the Code were required to begin, whether you have named a designated beneficiary and whether that beneficiary is your surviving spouse.

  . If you die after a designated beneficiary has been named, the death benefit must be distributed by December 31/st/ of the year including the five year anniversary of the date of death, or as periodic payments not extending beyond the life expectancy of the designated beneficiary (as long as payments begin by December 31/st/ of the year following the year of death). However, if your surviving spouse is the beneficiary, the death benefit can be paid out over the life expectancy of your spouse with such payments beginning no later than December 31/st/ of the year following the year of death or December 31/st/ of the year in which you would have reached age 70 1/2, which ever is later. Additionally, if the contract is payable to (or for the benefit of) your surviving spouse, that portion of the contract may be continued with your spouse as the owner.

  . If you die before a designated beneficiary is named and before the date required minimum distributions must begin under the Code, the death benefit must be paid out by December 31/st/ of the year including the five year anniversary of the date of death. For contracts where multiple beneficiaries have been named and at least one of the beneficiaries does not qualify as a designated beneficiary and the account has not been divided into separate accounts by December 31/st/ of the year following the year of death, such contract is deemed to have no designated beneficiary,
  . If you die before a designated beneficiary is named and after the date required minimum distributions must begin under the Code, the death benefit must be paid out at least as rapidly as under the method then in effect. For contracts where multiple beneficiaries have been named and at least one of the beneficiaries does not qualify as a designated beneficiary and the account has not been divided into separate accounts by December 31/st/ of the year following the year of death, such contract is deemed to have no designated beneficiary,

 A beneficiary has the flexibility to take out more each year than mandated under the required minimum distribution rules.

 Until withdrawn, amounts in an IRA, 403(b) or other "qualified investment" continue to be tax deferred. Amounts withdrawn each year, including amounts that are required to be withdrawn under the minimum distribution rules, are subject to tax. You may wish to consult a professional tax advisor for tax advice as to your particular situation.

 For a Roth IRA, if death occurs before the entire interest is distributed, the death benefit must be distributed under the same rules applied to IRAs where death occurs before the date required minimum distributions must begin under the Code.


 Penalty for Early Withdrawals
 You may owe a 10% tax penalty on the taxable part of distributions received from an IRA, SEP, Roth IRA, TDA or qualified retirement plan before you attain age 59 1/2. Amounts are not subject to this tax penalty if:
  .   the amount is paid on or after you reach age 59 1/2 or die;
  .   the amount received is attributable to your becoming disabled; or
  . generally the amount paid or received is in the form of substantially equal payments not less frequently than annually. (Please note that substantially equal payments must continue until the later of reaching age 59 1/2 or 5 years. Modification of payments during that time period will result in retroactive application of the 10% tax penalty.)

 Other exceptions to this tax may apply. You should consult your tax advisor for further details.

 Withholding
 Unless a distribution is an eligible rollover distribution that is "directly" rolled over into another qualified plan, IRA (including the IRA variations described above), SEP, 457 government plan or TDA, we will withhold federal income tax at the rate of 20%. This 20% withholding does not apply to distributions from IRAs and Roth IRAs. For all other distributions, unless you elect otherwise, we will withhold federal income tax from the taxable portion of such distribution at an appropriate percentage. The rate of withholding on annuity payments where no mandatory withholding is required is determined on the basis of the withholding certificate that you file with us. If you do not file a certificate, we will automatically withhold federal taxes on the following basis:
  . For any annuity payments not subject to mandatory withholding, you will have taxes withheld by us as if you are a married individual, with 3 exemptions; and
  . For all other distributions, we will withhold at a 10% rate. We will provide you with forms and instructions concerning the right to elect that no amount be withheld from payments in the ordinary course. However, you should know that, in any event, you are liable for payment of federal income taxes on the taxable portion of the distributions, and you should consult with your tax advisor to find out more information on your potential liability if you fail to pay such taxes. There may be additional state income tax withholding requirements.


 ERISA Requirements

 ERISA (the "Employee Retirement Income Security Act of 1974") and the Code prevents a fiduciary and other "parties in interest" with respect to a plan (and, for these purposes, an IRA would also constitute a "plan") from receiving any benefit from any party dealing with the plan, as a result of the sale of the contract. Administrative exemptions under ERISA generally permit the sale of insurance/annuity products to plans, provided that certain information is disclosed to the person purchasing the contract. This information has to do primarily with the fees, charges, discounts and other costs related to the contract, as well as any commissions paid to any agent selling the contract.

 Information about any applicable fees, charges, discounts, penalties or adjustments may be found in the applicable sections of this Prospectus.

 Information about sales representatives and commissions may be found in the sections of this Prospectus addressing distribution of the Annuities.




 Other relevant information required by the exemptions is contained in the contract and accompanying documentation.

 Please consult with your tax advisor if you have any questions about ERISA and these disclosure requirements.


 Spousal Consent Rules for Retirement Plans - Qualified Contracts
 If you are married at the time your payments commence, you may be required by federal law to choose an income option that provides survivor annuity income to your spouse, unless your spouse waives that right. Similarly, if you are married at the time of your death, federal law may require all or a portion of the Death Benefit to be paid to your spouse, even if you designated someone else as your beneficiary. A brief explanation of the applicable rules follows. For more information, consult the terms of your retirement arrangement.

 Defined Benefit Plans and Money Purchase Pension Plans. If you are married at the time your payments commence, federal law requires that benefits be paid to you in the form of a "qualified joint and survivor annuity" (QJSA), unless you and your spouse waive that right, in writing. Generally, this means that you will receive a reduced payment during your life and, upon your death, your spouse will receive at least one-half of what you were receiving for life. You may elect to receive another income option if your spouse consents to the election and waives his or her right to receive the QJSA. If your spouse consents to the alternative form of payment, your spouse may not receive any benefits from the plan upon your death. Federal law also requires that the plan pay a Death Benefit to your spouse if you are married and die before you begin receiving your benefit. This benefit must be available in the form of an annuity for your spouse's lifetime and is called a "qualified pre-retirement survivor annuity" (QPSA). If the plan pays Death Benefits to other beneficiaries, you may elect to have a beneficiary other than your spouse receive the Death Benefit, but only if your spouse consents to the election and waives his or her right to receive the QPSA. If your spouse consents to the alternate beneficiary, your spouse will receive no benefits from the plan upon your death. Any QPSA waiver prior to your attaining age 35 will become null and void on the first day of the calendar year in which you attain age 35, if still employed.

 Defined Contribution Plans (including 401(k) Plans and ERISA 403(b) Annuities). Spousal consent to a distribution is generally not required. Upon your death, your spouse will receive the entire Death Benefit, even if you designated someone else as your beneficiary, unless your spouse consents in writing to waive this right. Also, if you are married and elect an annuity as a periodic income option, federal law requires that you receive a QJSA (as described above), unless you and your spouse consent to waive this right.

 IRAs, non-ERISA 403(b) Annuities, and 457 Plans. Spousal consent to a distribution usually is not required. Upon your death, any Death Benefit will be paid to your designated beneficiary.

 Additional Information
 For additional information about federal tax law requirements applicable to IRAs and Roth IRAs, see the "IRA Disclosure Statement" or "Roth IRA Disclosure Statement", as applicable.

                              GENERAL INFORMATION

 HOW WILL I RECEIVE STATEMENTS AND REPORTS?

 We send any statements and reports required by applicable law or regulation to you at your last known address of record. You should therefore give us prompt notice of any address change. We reserve the right, to the extent permitted by law and subject to your prior consent, to provide any prospectus, prospectus supplements, confirmations, statements and reports required by applicable law or regulation to you through our Internet Website at www.americanskandia.prudential.com or any other electronic means, including diskettes or CD ROMs. We send a confirmation statement to you each time a transaction is made affecting Account Value, such as making additional Purchase Payments, transfers, exchanges or withdrawals. We may also send quarterly statements detailing the activity affecting your Annuity during the calendar quarter. We may confirm regularly scheduled transactions, including, but not limited to, the Annual Maintenance Fee, Systematic Withdrawals (including 72(t) payments and required minimum distributions), electronic funds transfer, Dollar Cost Averaging, and static rebalancing, in quarterly statements instead of confirming them immediately. You should review the information in these statements carefully. You may request additional reports. We reserve the right to charge up to $50 for each such additional report. We may also send an annual report and a semi-annual report containing applicable financial statements for the Separate Account and the Portfolios, as of December 31 and June 30, respectively, to Owners or, with your prior consent, make such documents available electronically through our Internet Website or other electronic means.


 WHO IS AMERICAN SKANDIA?

 American Skandia Life Assurance Corporation, a Prudential Financial Company, ("American Skandia") is a stock life insurance company domiciled in Connecticut with licenses in all 50 states, the District of Columbia and Puerto Rico. American Skandia is a wholly-owned subsidiary of Prudential Annuities, Inc. (formerly, American Skandia, Inc.), whose ultimate parent is Prudential Financial, Inc. American Skandia markets its products to broker-dealers and financial planners through an internal field marketing staff. In addition, American Skandia markets through and in conjunction with financial institutions such as banks that are permitted directly, or through affiliates, to sell annuities.

 American Skandia offers a wide array of annuities, including (1) deferred variable annuities that are registered with the SEC, including fixed interest rate annuities that are offered as a companion to certain of our variable annuities and are registered because of their market value adjustment feature and (2) fixed annuities that are not registered with the SEC. In addition, American Skandia has in force a relatively small block of variable life insurance policies and immediate variable annuities, but it no longer actively sells such policies.

 Effective May 1, 2003, Skandia U.S. Inc., the sole shareholder of Prudential Annuities, Inc., which is the parent of American Skandia, was purchased by Prudential Financial, Inc. Prudential Financial, Inc. is a New Jersey insurance holding company whose subsidiary companies serve individual and institutional customers worldwide and include The Prudential Insurance Company of America, one of the largest life insurance companies in the U.S. These companies offer a variety of products and services, including life insurance, mutual funds, annuities, pension and retirement related services and administration, asset management, securities brokerage, banking and trust services, real estate brokerage franchises, and relocation services. Under the terms of the above-referenced acquisition, Prudential Financial, Inc. may not use the "American Skandia" name in any context after May 1, 2008. Therefore, Prudential Financial has begun a "rebranding" project that involves renaming certain American Skandia legal entities. As pertinent to this annuity: 1) American Skandia Life Assurance Corporation will be renamed Prudential Annuities Life Assurance Corporation; 2) American Skandia Marketing, Inc. will be renamed Prudential Annuities Distributors, Inc.; 3) American Skandia Investment Services, Inc. has been renamed AST Investment Services, Inc.; and
 4) American Skandia Trust has been renamed Advanced Series Trust. These name changes will not impact the manner in which customers do business with Prudential.


 No company other than American Skandia has any legal responsibility to pay amounts that it owes under its annuity and variable life insurance contracts. However, Prudential Financial exercises significant influence over the operations and capital structure of American Skandia.

 WHAT ARE SEPARATE ACCOUNTS?
 The separate accounts are where American Skandia sets aside and invests the assets of some of our annuities. In the accumulation period, assets supporting Account Values of the Annuities are held in a separate account established under the laws of the State of Connecticut. We are the legal owner of assets in the separate accounts. In the payout period, assets supporting fixed annuity payments and any adjustable annuity payments we make available are held in our general account. Assets supporting variable annuity payment options may be invested in our separate accounts. Income, gains and losses from assets allocated to these separate accounts are credited to or charged against each such separate account without regard to other income, gains or losses of American Skandia or of any other of our separate accounts. These assets may only be charged with liabilities which arise from the Annuities issued by American Skandia. The amount of our obligation in relation to allocations to the Sub-accounts is based on the investment performance of such Sub-accounts. However, the obligations themselves are our general corporate obligations.

 Separate Account B
 During the accumulation period, the assets supporting obligations based on allocations to the Sub-accounts are held in Sub-accounts of American Skandia Life Assurance Corporation Variable Account B, also referred to as "Separate Account B".


 Separate Account B was established by us pursuant to Connecticut law on November 25, 1987. Separate Account B also holds assets of other annuities issued by us with values and benefits that vary according to the investment performance of Separate Account B.


 Separate Account B consists of multiple Sub-accounts. Each Sub-account invests only in a single mutual fund or mutual fund portfolio. The name of each Sub-account generally corresponds to the name of the underlying Portfolio. Each Sub-account in Separate Account B may have several different Unit Prices to reflect the Insurance Charge, Distribution Charge (when applicable) and the charges for any optional benefits that are offered under the Annuities issued by us through Separate Account B. Separate Account B is registered with the SEC under the Investment Company Act of 1940 ("Investment Company Act") as a unit investment trust, which is a type of investment company. The SEC does not supervise investment policies, management or practices of Separate Account B.




 We reserve the right to make changes to the Sub-accounts available under the Annuities as we determine appropriate. We may offer new Sub-accounts, eliminate Sub-accounts, or combine Sub-accounts at our sole discretion. We may also close Sub-accounts to additional Purchase Payments on existing Annuities or close Sub-accounts for Annuities purchased on or after specified dates. We may also substitute an underlying mutual fund or portfolio of an underlying mutual fund for another underlying mutual fund or portfolio of an underlying mutual fund, subject to our receipt of any exemptive relief that we are required to obtain under the Investment Company Act. We will notify Owners of changes we make to the Sub-accounts available under their Annuity.


 Values and benefits based on allocations to the Sub-accounts will vary with the investment performance of the underlying mutual funds or fund portfolios, as applicable. We do not guarantee the investment results of any Sub-account. Your Account Value allocated to the Sub-accounts may increase or decrease. You bear the entire investment risk. There is no assurance that the Account Value of your Annuity will equal or be greater than the total of the Purchase Payments you make to us.

 Separate Account D
 During the accumulation period, assets supporting our obligations based on Fixed Allocations are held in American Skandia Life Assurance Corporation Separate Account D, also referred to as "Separate Account D". Such obligations are based on the fixed interest rates we credit to Fixed Allocations and the terms of the Annuities. These obligations do not depend on the investment performance of the assets in Separate Account D. Separate Account D was established by us pursuant to Connecticut law.

 There are no units in Separate Account D. The Fixed Allocations are guaranteed by our general account. An Annuity Owner who allocates a portion of their Account Value to Separate Account D does not participate in the investment gain or loss on assets maintained in Separate Account D. Such gain or loss accrues solely to us. We retain the risk that the value of the assets in Separate Account D may drop below the reserves and other liabilities we must maintain. Should the value of the assets in Separate Account D drop below the reserve and other liabilities we must maintain in relation to the annuities supported by such assets, we will transfer assets from our general account to Separate Account D to make up the difference. We have the right to transfer to our general account any assets of Separate Account D in excess of such reserves and other liabilities. We maintain assets in Separate Account D supporting a number of annuities we offer.

 We may employ investment managers to manage the assets maintained in Separate Account D. Each manager we employ is responsible for investment management of a different portion of Separate Account D. From time to time additional investment managers may be employed or investment managers may cease being employed. We are under no obligation to employ or continue to employ any investment manager(s) and have sole discretion over the investment managers we retain.

 We are not obligated to invest according to specific guidelines or strategies except as may be required by Connecticut and other state insurance laws.

 WHAT IS THE LEGAL STRUCTURE OF THE UNDERLYING FUNDS?
 Each underlying mutual fund is registered as an open-end management investment company under the Investment Company Act. Shares of the underlying mutual fund portfolios are sold to separate accounts of life insurance companies offering variable annuity and variable life insurance products. The shares may also be sold directly to qualified pension and retirement plans.

 Voting Rights
 We are the legal owner of the shares of the underlying mutual funds in which the Sub-accounts invest. However, under SEC rules, you have voting rights in relation to Account Value maintained in the Sub-accounts. If an underlying mutual fund portfolio requests a vote of shareholders, we will vote our shares based on instructions received from Owners with Account Value allocated to that Sub-account. Owners have the right to vote an amount equal to the number of shares attributable to their contracts. If we do not receive voting instructions in relation to certain shares, we will vote those shares in the same manner and proportion as the shares for which we have received instructions. This voting procedure is sometimes referred to as "mirror voting" because, as indicated in the immediately preceding sentence, we mirror the votes that are actually cast, rather than decide on our own how to vote. In addition, because all the shares of a given mutual fund held within our separate account are legally owned by us, we intend to vote all of such shares when that underlying fund seeks a vote of its shareholders. As such, all such shares will be counted towards whether there is a quorum at the underlying fund's shareholder meeting and towards the ultimate outcome of the vote. Thus, under "mirror voting," it is possible that the votes of a small percentage of contractholders who actually vote will determine the ultimate outcome. We will furnish those Owners who have Account Value allocated to a Sub-account whose underlying mutual fund portfolio has requested a "proxy" vote with proxy materials and the necessary forms to provide us with their voting instructions. Generally, you will be asked to provide instructions for us to vote on matters such as changes in a fundamental investment strategy, adoption of a new investment advisory agreement, or matters relating to the structure of the underlying mutual fund that require a vote of shareholders.


 Advanced Series Trust (the "Trust") has obtained an exemption from the Securities and Exchange Commission that permits its co-investment advisers, AST Investment Services, Inc. and Prudential Investments LLC, subject to approval by the Board of Trustees of the Trust, to change sub-advisors for a Portfolio and to enter into new sub-advisory agreements, without obtaining shareholder approval of the changes. This exemption (which is similar to exemptions granted to other investment companies that are organized in a similar manner as the Trust) is intended to facilitate the efficient supervision and management of the sub-advisors by AST Investment Services, Inc., Prudential Investments LLC and the Trustees. The Trust is required, under the terms of the exemption, to provide certain information to shareholders following these types of changes. We may add new Sub-accounts that invest in a series of underlying funds other than the Trust that is managed by an affiliate. Such series of funds may have a similar order from the SEC. You also should review the prospectuses for the other underlying funds in which various Sub-accounts invest as to whether they have obtained similar orders from the SEC.


 Material Conflicts
 It is possible that differences may occur between companies that offer shares of an underlying mutual fund portfolio to their respective separate accounts issuing variable annuities and/or variable life insurance products. Differences may also occur surrounding the offering of an underlying mutual fund portfolio to variable life insurance policies and variable annuity contracts that we offer. Under certain circumstances, these differences could be considered "material conflicts," in which case we would take necessary action to protect persons with voting rights under our variable annuity contracts and variable life insurance policies against persons with voting rights under other insurance companies' variable insurance products. If a "material conflict" were to arise between owners of variable annuity contracts and variable life insurance policies issued by us we would take necessary action to treat such persons equitably in resolving the conflict. "Material conflicts" could arise due to differences in voting instructions between owners of variable life insurance and variable annuity contracts of the same or different companies. We monitor any potential conflicts that may exist.

 Service Fees Payable to American Skandia

 American Skandia or our affiliates have entered into agreements with the investment adviser or distributor of the underlying Portfolios. Under the terms of these agreements, American Skandia, or our affiliates may provide administrative and support services to the Portfolios for which it receives a fee of up to 0.75% (currently) of the average assets allocated to the Portfolios under each Annuity from the investment adviser, distributor and/or the fund. These agreements may be different for each underlying mutual fund whose portfolios are offered as Sub-accounts.

 In addition, an investment adviser, sub-adviser or distributor of the underlying Portfolios may also compensate us by providing reimbursement, defraying the costs of, or paying directly for, among other things, marketing and/or administrative services and/or other services they provide in connection with the Annuity. These services may include, but are not limited to: sponsoring or co-sponsoring various promotional, educational or marketing meetings and seminars attended by distributors, wholesalers, and/or broker dealer firms' registered representatives, and creating marketing material discussing the contract, available options, and underlying Portfolios. The amounts paid depend on the nature of the meetings, the number of meetings attended by the adviser, sub-adviser, or distributor, the number of participants and attendees at the meetings, the costs expected to be incurred, and the level of the adviser's, sub-adviser's or distributor's participation. These payments or reimbursements may not be offered by all advisers, sub-advisers, or distributor and the amounts of such payments may vary between and among each adviser, sub-adviser and distributor depending on their respective participation.

 During 2006, with regard to amounts that were paid under these kinds of arrangements, the amounts ranged from approximately $53 to approximately $190,514. These amounts may have been paid to one or more
 Prudential-affiliated insurers issuing individual variable annuities.


 WHO DISTRIBUTES ANNUITIES OFFERED BY AMERICAN SKANDIA?

 American Skandia Marketing, Incorporated ("ASM"), a wholly-owned subsidiary of Prudential Annuities, Inc., is the distributor and principal underwriter of the securities offered through this prospectus. ASM acts as the distributor of a number of annuity and life insurance products we offer and co-distributor of Advanced Series Trust.

 ASM's principal business address is One Corporate Drive, Shelton, Connecticut 06484. ASM is registered as broker-dealer under the Securities Exchange Act of 1934 ("Exchange Act") and is a member of the National Association of Securities Dealers, Inc. ("NASD").

 Each Annuity is offered on a continuous basis. ASM enters into distribution agreements with broker-dealers who are registered under the Exchange Act and with entities that may offer the Annuities but are exempt from registration ("firms"). Applications for each Annuity are solicited by registered representatives of those firms. Such representatives will also be our appointed insurance agents under state insurance law. In addition, ASM may offer the Annuities directly to potential purchasers.

 Commissions are paid to firms on sales of the Annuities according to one or more schedules. The individual representative will receive a portion of the compensation, depending on the practice of his or her firm. Commissions are generally based on a percentage of Purchase Payments made, up to a maximum of 7.0% for ASAP III, 6.0% for XT6, 5.5% for APEX II and 2.0% for ASL II. Alternative compensation schedules are available that provide a lower initial commission plus ongoing annual compensation based on all or a portion of the Account Value. We may also provide compensation to the distributing firm for providing ongoing service to you in relation to your Annuity. Commissions and other compensation paid in relation to your Annuity do not result in any additional charge to you or to the Separate Account.

 In addition, in an effort to promote the sale of our products (which may include the placement of American Skandia and/or the Annuities on a preferred or recommended company or product list and/or access to the firm's registered representatives), we or ASM may enter into compensation arrangements with certain broker-dealer firms with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel and/or marketing and/or administrative services and/or other services they provide. These services may include, but are not limited to: educating customers of the firm on the Annuitys' features; conducting due diligence and analysis, providing office access, operations and systems support; holding seminars intended to educate the firm's registered representatives and make them more knowledgeable about the Annuities; providing a dedicated marketing coordinator; providing priority sales desk support; and providing expedited marketing compliance approval. To the extent permitted by NASD rules and other applicable laws and regulations, ASM may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation. These arrangements may not be offered to all firms and the terms of such arrangements may differ between firms. A list of the firms to whom American Skandia pays an amount of greater than $10,000 under these arrangements is provided in the Statement of Additional Information, which is available upon request. You should note that firms and individual registered representatives and branch managers within some firms participating in one of these compensation arrangements might receive greater compensation for selling the Annuities than for selling a different annuity that is not eligible for these compensation arrangements. While compensation is generally taken into account as an expense in considering the charges applicable to an annuity product, any such compensation will be paid by us or ASM and will not result in any additional charge to you. Overall compensation paid to the distributing firm does not exceed, based on actuarial assumptions, 8.5% of the total Purchase Payments made. Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the Annuity. Further information about the firms that are part of these compensation arrangements appears in the Statement of Additional Information, which is available without charge upon request.

 On July 1, 2003, Prudential Financial combined its retail securities brokerage and clearing operations with those of Wachovia Corporation ("Wachovia") and formed Wachovia Securities Financial Holdings, LLC ("Wachovia Securities"), a joint venture headquartered in Richmond, Virginia. Prudential Financial has a 38% ownership interest in the joint venture, while Wachovia owns the remaining 62%.

 Wachovia and Wachovia Securities are key distribution partners for certain products of Prudential Financial affiliates, including mutual funds and individual annuities that are distributed through their financial advisors, bank channel and independent channel. In addition, Prudential Financial is a service provider to the managed account platform and certain wrap-fee programs offered by Wachovia Securities.

 INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

 American Skandia publishes annual and quarterly reports that are filed with the SEC. These reports contain financial information about American Skandia that is annually audited by an independent registered public accounting firm. American Skandia's annual report for the year ended December 31, 2006, together with subsequent periodic reports that American Skandia files with the SEC, are incorporated by reference into this prospectus. You can obtain copies, at no cost, of any and all of this information, including the American Skandia annual report that is not ordinarily mailed to contract owners, the more current reports and any subsequently filed documents at no cost by contacting us at American Skandia - Variable Annuities; P.O. Box 7960, Philadelphia, PA 19176 (Telephone: 203-926-1888). The SEC file number for American Skandia is 33-44202. You may read and copy any filings made by American Skandia with the SEC at the SEC's Public Reference Room at 100 F Street, N.E. Washington, D.C. 20549. You can obtain information on the operation of the Public Reference Room by calling (202) 551-8090. The SEC maintains an Internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC at http://www.sec.gov.

 FINANCIAL STATEMENTS
 The financial statements of the separate account and American Skandia Life Assurance Corporation are included in the Statement of Additional Information.

 HOW TO CONTACT US
 You can contact us by:
  . calling our Customer Service Team at 1-800-752-6342 during our normal business hours, Monday through Friday, or Skandia's telephone automated response system at 1-800-766-4530.
  . writing to us via regular mail at American Skandia - Variable Annuities, P.O. Box 7960, Philadelphia, PA 19176 OR for express mail American Skandia - Variable Annuities, 2101 Welsh Road, Dresher, PA 19025. NOTE:
      Failure to send mail to the proper address may result in a delay in our receiving and processing your request.
  . accessing information about your Annuity through our Internet Website at www.americanskandia.prudential.com.

 You can obtain account information by calling our automated response system and at www.americanskandia.prudential.com, our Internet Website. Our Customer Service representatives are also available during business hours to provide you with information about your account. You can request certain transactions through our telephone voice response system, our Internet Website or through a customer service representative. You can provide authorization for a third party, including your attorney-in-fact acting pursuant to a power of attorney or your Financial Professional, to access your account information and perform certain transactions on your account. You will need to complete a form provided by us which identifies those transactions that you wish to authorize via telephonic and electronic means and whether you wish to authorize a third party to perform any such transactions. Please note that unless you tell us otherwise, we deem that all transactions that are directed by your Financial Professional with respect to your Annuity have been authorized by you. We require that you or your representative provide proper identification before performing transactions over the telephone or through our Internet Website. This may include a Personal Identification Number (PIN) that will be provided to you upon issue of your Annuity or you may establish or change your PIN by calling our automated response system and at www.americanskandia.prudential.com, our Internet Website. Any third party that you authorize to perform financial transactions on your account will be assigned a PIN for your account.

 Transactions requested via telephone are recorded. To the extent permitted by law, we will not be responsible for any claims, loss, liability or expense in connection with a transaction requested by telephone or other electronic means if we acted on such transaction instructions after following reasonable procedures to identify those persons authorized to perform transactions on your Annuity using verification methods which may include a request for your Social Security number, PIN or other form of electronic identification. We may be liable for losses due to unauthorized or fraudulent instructions if we did not follow such procedures.

 American Skandia does not guarantee access to telephonic, facsimile, Internet or any other electronic information or that we will be able to accept transaction instructions via such means at all times. Regular and/or express mail will be the only means by which we will accept transaction instructions when telephonic, facsimile, Internet or any other electronic means are unavailable or delayed. American Skandia reserves the right to limit, restrict or terminate telephonic, facsimile, Internet or any other electronic transaction privileges at any time.

 INDEMNIFICATION
 Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Securities Act") may be permitted to directors, officers or persons controlling the registrant pursuant to the foregoing provisions, the registrant has been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

 LEGAL PROCEEDINGS

 American Skandia is subject to legal and regulatory actions in the ordinary course of its businesses, including class action lawsuits. American Skandia's pending legal and regulatory actions include proceedings specific to the company and proceedings generally applicable to business practices in the industry in which we operate. American Skandia is subject to class action lawsuits and other litigation alleging, among other things, that we made improper or inadequate disclosures in connection with the sale of annuity products or charged excessive or impermissible fees on these products, recommended unsuitable products to customers, mishandled customer accounts or breached fiduciary duties to customers. American Skandia also is subject to litigation arising out of its general business activities, such as its investments, contracts, leases and labor and employment relationships, including claims of discrimination and harassment, and could be exposed to claims or litigation concerning certain business or process patents. In some of American Skandia's pending legal and regulatory actions, parties are seeking large and/or indeterminate amounts, including punitive or exemplary damages. Finally, American Skandia is periodically subject to examinations and audits by federal and state regulators, and also on occasion, receives and addresses complaints from customers. The following is a summary of certain pending proceedings.

 American Skandia commenced a remediation program to correct errors in the administration of approximately 11,000 annuity contracts issued by the company. The owners of these contracts did not receive notification that the contracts were approaching or past their designated annuitization date or default annuitization date (both dates referred to as the "contractual annuity date") and the contracts were not annuitized at their contractual annuity dates. Some of these contracts also were affected by data integrity errors resulting in incorrect contractual annuity dates. The lack of notice and the data integrity errors, as reflected on the annuities administrative system, all occurred before the acquisition of American Skandia by Prudential Financial, Inc. The remediation and administrative costs of the remediation program are subject to the indemnification provisions of the agreement pursuant to which Prudential Financial, Inc. acquired American Skandia (the "Acquisition Agreement") from Skandia Insurance Company Ltd. (publ).

 Commencing in 2003, American Skandia received formal requests for information from the SEC and the New York Attorney General ("NYAG") relating to market timing in variable annuities by American Skandia and certain affiliated companies. In connection with these investigations, with the approval of Skandia Insurance Company Ltd. (publ), an offer was made by American Skandia to the authorities investigating its companies, the SEC and NYAG, to settle these matters by paying restitution and a civil penalty of $95 million in the aggregate. While not assured, American Skandia believes these discussions are likely to lead to settlements with these authorities. Any regulatory settlement involving American Skandia and certain affiliates would be subject to the indemnification provisions of the Acquisition Agreement. If achieved, settlement of the matters relating to American Skandia and certain affiliates also could involve continuing monitoring, changes to and/or supervision of business practices, findings that may adversely affect existing or cause additional litigation, adverse publicity and other adverse impacts to American Skandia's businesses.

 During the third quarter of 2004, American Skandia identified a system-generated calculation error in its annuity contract administration system that existed prior to the acquisition of American Skandia by Prudential Financial, Inc. This error related to the calculation of amounts due to customers for certain transactions subject to a market value adjustment upon the surrender or transfer of monies out of their annuity contract's fixed allocation options. The error resulted in an underpayment to policyholders, as well as additional anticipated costs to American Skandia associated with remediation, breakage and other costs. Recently, American Skandia retained a consultant to assist it with the systems modifications needed to implement the remediation plan currently in place. American Skandia has advised Skandia Insurance Company Ltd. (publ) that a portion of the remediation and related administrative costs are subject to the indemnification provisions of the Acquisition Agreement.

 American Skandia's litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, the outcomes cannot be predicted. It is possible that the results of operations or the cash flow of American Skandia in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. Management believes, however, that the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, should not have a material adverse effect on American Skandia's financial position.

 It should be noted that the judgments, settlements and expenses associated with many of these lawsuits, administrative and regulatory matters, and contingencies, including certain claims described above, may, in whole or in part, after satisfaction of certain retention requirements, fall within the indemnification obligations of Skandia Insurance Company Ltd. (publ) to Prudential Financial, Inc. and its subsidiaries under the terms of the Acquisition Agreement. Those obligations of Skandia Insurance Company Ltd.
 (publ) provide for indemnification of certain judgments, settlements, and costs and expenses associated with lawsuits and other claims against American Skandia ("matters"), and apply only to matters, or groups of related matters, for which the costs and expenses exceed $25,000 individually. Additionally, those obligations only apply to such otherwise indemnifiable losses that exceed $10 million in the aggregate, subject to reduction for insurance proceeds, certain accruals and any realized tax benefit applicable to such amounts, and those obligations do not apply to the extent that such aggregate exceeds $1 billion. American Skandia is in discussions with Skandia Insurance Company Ltd. (publ) regarding the satisfaction of the $10 million deductible.


 CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION
 The following are the contents of the Statement of Additional Information:

 General Information about American Skandia
  .   American Skandia Life Assurance Corporation
  .   American Skandia Life Assurance Corporation Variable Account B
  .   American Skandia Life Assurance Corporation Separate Account D

 Principal Underwriter/Distributor - American Skandia Marketing, Incorporated



 How the Unit Price is Determined

 Additional Information on Fixed Allocations
  .   How We Calculate the Market Value Adjustment


 Other Tax Rules


 General Information
  .   Voting Rights
  .   Modification
  .   Deferral of Transactions
  .   Misstatement of Age or Sex
  .   Ending the Offer

 Annuitization

 Experts

 Legal Experts

 Financial Statements

                     AMERICAN SKANDIA ANNUITIES PROSPECTUS

     APPENDIX A - CONDENSED FINANCIAL INFORMATION ABOUT SEPARATE ACCOUNT B

 Separate Account B consists of multiple Sub-accounts that are available as investment options for the American Skandia Annuities. Each Sub-account invests only in a single mutual fund or mutual fund portfolio. All or some of these Sub-accounts are available as investment options for other variable annuities we offer pursuant to different prospectuses.


 Unit Prices And Numbers Of Units: The following tables show for each Annuity:
 (a) the historical Unit Price, corresponding to the Annuity features bearing the highest and lowest combinations of asset-based charges*, as of the dates shown, for Units in each of the Sub-accounts of Separate Account B that are being offered pursuant to this Prospectus**; and (b) the number of Units outstanding for each such Sub-account as of the dates shown. In the tables, "BOP" refers to Beginning of Period and "EOP" refers to End of Period. The period for each year begins on January 1 and ends on December 31. Since November 18, 2002, we have been determining, on a daily basis, multiple Unit Prices for each Sub-account of Separate Account B. We compute multiple Unit Prices because several of our variable annuities invest in the same Sub-accounts, and these annuities deduct varying charges that correspond to each combination of the applicable Insurance Charge, Distribution Charge (when applicable) and the charges for each optional benefit. Where an asset-based charge corresponding to a particular Sub-account within a new annuity product is identical to that in the same Sub-account within an existing annuity, the Unit Price for the new annuity will be identical to that of the existing annuity. In such cases, we will for reference purposes depict, in the condensed financial information for the new annuity, Unit Prices of the existing annuity. The year in which operations commenced in each such Sub-account is noted in parentheses. To the extent a Sub-account commenced operations during a particular calendar year, the Unit Price as of the end of the period reflects only the partial year results from the commencement of operations until December 31/st /of the applicable year. When a Unit Price was first calculated for a particular Sub-account, we set the price of that Unit at $10.00 per Unit. Thereafter, Unit Prices vary based on market performance. Unit Prices and Units are provided for Sub-accounts that commenced operations prior to January 1, 2007.


 * Note: While a unit price is reflected for the maximum combination of asset based charges for each Sub-account, not all Sub-accounts are available if you elect certain optional benefits.
 ** The remaining unit values appear in the Statement of Additional
    Information, which you may obtain free of charge by sending in the request form at the end of the Prospectus or contacting us at 1-800-752-6342.

 ASAP III - Prospectus


-----------------------------------------------------------------------------------------------------------
Sub-account                                    2006      2005      2004      2003     2002    2001    2000
-----------------------------------------------------------------------------------------------------------
AST JP Morgan International Equity Portfolio
    With No Optional Benefits
    BOP Unit Value                               $9.04      8.24      7.13      5.53    6.86    8.99
    EOP Unit Value                              $10.96      9.04      8.24      7.13    5.53    6.86   8.99
    Number of Units                          1,002,727 1,051,557   553,542   362,254 153,652 136,976 33,897
    With LT5, HDV and EBP
    BOP Unit Value                              $10.57         -         -         -       -       -
    EOP Unit Value                              $12.64     10.57         -         -       -       -      -
    Number of Units                                  -         -         -         -       -       -      -
-----------------------------------------------------------------------------------------------------------
AST International Growth
 formerly, AST William Blair International
 Growth (1997)
    With No Optional Benefits
    BOP Unit Value                              $18.90     16.42     14.32     10.35    14.1   18.68
    EOP Unit Value                              $22.58     18.90     16.42     14.32   10.35    14.1  18.68
    Number of Units                          1,664,525 2,113,594 1,953,908 1,166,396   7,064   5,277  6,782
    With LT5, HDV and EBP
    BOP Unit Value                              $11.20         -         -         -       -       -
    EOP Unit Value                              $13.19     11.20         -         -       -       -      -
    Number of Units                                  -         -         -         -       -       -      -
-----------------------------------------------------------------------------------------------------------
AST International Value
 formerly, AST LSV International Value
    With No Optional Benefits
    BOP Unit Value                               $7.87      7.01      5.86      4.43    5.41    8.08
    EOP Unit Value                               $9.90      7.87      7.01      5.86    4.43    5.41   8.08
    Number of Units                            593,098   402,497   233,045    91,736  32,967  29,954 20,311
    With LT5, HDV and EBP
    BOP Unit Value                              $10.62         -         -         -       -       -
    EOP Unit Value                              $13.19     10.62         -         -       -       -      -
    Number of Units                                  -         -         -         -       -       -      -
-----------------------------------------------------------------------------------------------------------
AST MFS Global Equity (1999)
    With No Optional Benefits
    BOP Unit Value                              $11.67     10.98      9.40      7.48    8.64    9.72
    EOP Unit Value                              $14.32     11.67     10.98      9.40    7.48    8.64   9.72
    Number of Units                            349,460   218,705   213,485   123,219  46,925  49,536 23,151
    With LT5, HDV and EBP
    BOP Unit Value                              $10.39         -         -         -       -       -
    EOP Unit Value                              $12.59     10.39         -         -       -       -      -
    Number of Units                                  -         -         -         -       -       -      -
-----------------------------------------------------------------------------------------------------------
AST Small Cap Growth
    With No Optional Benefits
    BOP Unit Value                              $16.00     15.97     17.38     12.12    18.7   20.25
    EOP Unit Value                              $17.80     16.00     15.97     17.38   12.12    18.7  20.25
    Number of Units                            111,114   126,824   107,136   145,364   6,331   2,439    978
    With LT5, HDV and EBP
    BOP Unit Value                              $10.35         -         -         -       -       -
    EOP Unit Value                              $11.35     10.35         -         -       -       -      -
    Number of Units                                  -         -         -         -       -       -      -
-----------------------------------------------------------------------------------------------------------
AST Neuberger Berman Small-Cap Growth
 formerly, AST DeAM Small-Cap Growth (1999)
    With No Optional Benefits
    BOP Unit Value                               $7.35      7.41      6.86      4.71    6.48    9.17
    EOP Unit Value                               $7.82      7.35      7.41      6.86    4.71    6.48   9.17
    Number of Units                            344,893   267,925   293,384   258,089  44,611  41,602 35,743
    With LT5, HDV and EBP
    BOP Unit Value                              $10.23         -         -         -       -       -
    EOP Unit Value                              $10.74     10.23         -         -       -       -      -
    Number of Units                                  -         -         -         -       -       -      -

-------------------------------------------------------------------------------------------------------
Sub-account                                  2006      2005      2004      2003     2002   2001   2000
-------------------------------------------------------------------------------------------------------
AST Federated Aggressive Growth (2000)
    With No Optional Benefits
    BOP Unit Value                            $10.94     10.12      8.33      4.98   7.12   9.08
    EOP Unit Value                            $12.20     10.94     10.12      8.33   4.98   7.12   9.08
    Number of Units                        1,165,926 1,386,930 1,169,995   859,909 25,040 10,912    243
    With LT5, HDV and EBP
    BOP Unit Value                            $10.87         -         -         -      -      -
    EOP Unit Value                            $11.96     10.87         -         -      -      -      -
    Number of Units                                -         -         -         -      -      -      -
-------------------------------------------------------------------------------------------------------
AST Small-Cap Value (1997)
    With No Optional Benefits
    BOP Unit Value                            $17.52     16.64     14.47     10.79  12.06  11.41
    EOP Unit Value                            $20.77     17.52     16.64     14.47  10.79  12.06  11.41
    Number of Units                        1,198,255 1,484,712 1,293,786   962,965 66,744 33,608 15,339
    With LT5, HDV and EBP
    BOP Unit Value                            $10.56         -         -         -      -      -
    EOP Unit Value                            $12.35     10.56         -         -      -      -      -
    Number of Units                                -         -         -         -      -      -      -
-------------------------------------------------------------------------------------------------------
AST DeAM Small-Cap Value (2002)
    With No Optional Benefits
    BOP Unit Value                            $13.12     13.13     10.89      7.69      -      -
    EOP Unit Value                            $15.54     13.12     13.13     10.89   7.69      -      -
    Number of Units                          201,904   187,206   138,078   131,066    124      -      -
    With LT5, HDV and EBP
    BOP Unit Value                             $9.94         -         -         -      -      -
    EOP Unit Value                            $11.61      9.94         -         -      -      -      -
    Number of Units                                -         -         -         -      -      -      -
-------------------------------------------------------------------------------------------------------
AST Goldman Sachs Mid-Cap Growth (2000)
    With No Optional Benefits
    BOP Unit Value                             $4.60      4.44      3.87      2.98   4.15   7.03
    EOP Unit Value                             $4.83      4.60      4.44      3.87   2.98   4.15   7.03
    Number of Units                        2,231,991 2,666,933 2,232,502 1,535,565 28,812 17,882  2,473
    With LT5, HDV and EBP
    BOP Unit Value                            $10.49         -         -         -      -      -
    EOP Unit Value                            $10.86     10.49         -         -      -      -      -
    Number of Units                                -         -         -         -      -      -      -
-------------------------------------------------------------------------------------------------------
AST Neuberger Berman Mid-Cap Growth (1994)
    With No Optional Benefits
    BOP Unit Value                             $8.00      7.14      6.23      4.83   7.11   9.71
    EOP Unit Value                             $9.01      8.00      7.14      6.23   4.83   7.11   9.71
    Number of Units                          697,877   771,461   555,160   371,267 56,712 51,711 36,882
    With LT5, HDV and EBP
    BOP Unit Value                            $11.25         -         -         -      -      -
    EOP Unit Value                            $12.49     11.25         -         -      -      -      -
    Number of Units                                -         -         -         -      -      -      -
-------------------------------------------------------------------------------------------------------
AST Neuberger Berman Mid-Cap Value (1993)
    With No Optional Benefits
    BOP Unit Value                            $18.55     16.76     13.82     10.26  11.62  12.13
    EOP Unit Value                            $20.28     18.55     16.76     13.82  10.26  11.62  12.13
    Number of Units                        1,086,861 1,303,740 1,116,503   781,348 69,657 56,219 16,574
    With LT5, HDV and EBP
    BOP Unit Value                            $10.80         -         -         -      -      -
    EOP Unit Value                            $11.65     10.80         -         -      -      -      -
    Number of Units                                -         -         -         -      -      -      -
-------------------------------------------------------------------------------------------------------
AST Alger All-Cap Growth (2000)
    With No Optional Benefits
    BOP Unit Value                             $7.48      6.49      6.06      4.53   7.14   8.68
    EOP Unit Value                                 -     $7.48      6.49      6.06   4.53   7.14   8.68
    Number of Units                                -         -   214,092   200,264 61,001 56,649 30,915
    With LT5, HDV and EBP
    BOP Unit Value                            $11.63         -         -         -      -      -
    EOP Unit Value                                 -    $11.63         -         -      -      -      -
    Number of Units                                -         -         -         -      -      -      -

------------------------------------------------------------------------------------------------------------
Sub-account                                    2006      2005      2004      2003     2002    2001    2000
------------------------------------------------------------------------------------------------------------
AST Mid-Cap Value (2000)
    With No Optional Benefits
    BOP Unit Value                              $12.11     11.63     10.21      7.61    9.72   10.07
    EOP Unit Value                              $13.66     12.11     11.63     10.21    7.61    9.72   10.07
    Number of Units                            174,411   192,419   256,401   140,873  38,982  26,857  12,895
    With LT5, HDV and EBP
    BOP Unit Value                              $10.27         -         -         -       -       -
    EOP Unit Value                              $11.43     10.27         -         -       -       -       -
    Number of Units                                  -         -         -         -       -       -       -
------------------------------------------------------------------------------------------------------------
AST T. Rowe Price Natural Resources (1995)
    With No Optional Benefits
    BOP Unit Value                              $23.11     17.81     13.75     10.42   11.18   11.24
    EOP Unit Value                              $26.44     23.11     17.81     13.75   10.42   11.18   11.24
    Number of Units                            291,510   254,041   192,336    75,013   4,994   1,879     -0-
    With LT5, HDV and EBP
    BOP Unit Value                              $11.65         -         -         -       -       -
    EOP Unit Value                              $13.14     11.65         -         -       -       -       -
    Number of Units                                  -         -         -         -       -       -       -
------------------------------------------------------------------------------------------------------------
AST T. Rowe Price Large-Cap Growth
    With No Optional Benefits
    BOP Unit Value                               $7.12      6.19      5.93      4.86    7.12    8.46
    EOP Unit Value                               $7.43      7.12      6.19      5.93    4.86    7.12    8.46
    Number of Units                            608,747   512,012   326,194   263,698 106,056 106,762  97,356
    With LT5, HDV and EBP
    BOP Unit Value                              $12.02         -         -         -       -       -
    EOP Unit Value                              $12.37     12.02         -         -       -       -       -
    Number of Units                                  -         -         -         -       -       -       -
------------------------------------------------------------------------------------------------------------
AST MFS Growth (1999)
    With No Optional Benefits
    BOP Unit Value                               $7.39      7.04      6.44      5.31    7.48    9.68
    EOP Unit Value                               $8.01      7.39      7.04      6.44    5.31    7.48    9.68
    Number of Units                            758,550 1,025,239   791,823   893,170 112,701  47,656   3,089
    With LT5, HDV and EBP
    BOP Unit Value                              $10.67         -         -         -       -       -
    EOP Unit Value                              $11.40     10.67         -         -       -       -       -
    Number of Units                                  -         -         -         -       -       -       -
------------------------------------------------------------------------------------------------------------
AST Marsico Capital Growth (1997)
    With No Optional Benefits
    BOP Unit Value                              $10.20      9.67      8.46      6.50     7.8   10.09
    EOP Unit Value                              $10.80     10.20      9.67      8.46     6.5     7.8   10.09
    Number of Units                          5,983,458 7,048,021 5,717,404 4,075,719 228,033 182,904 114,992
    With LT5, HDV and EBP
    BOP Unit Value                              $10.82         -         -         -       -       -
    EOP Unit Value                              $11.30     10.82         -         -       -       -       -
    Number of Units                                  -         -         -         -       -       -       -
------------------------------------------------------------------------------------------------------------
AST Goldman Sachs Concentrated Growth (1992)
    With No Optional Benefits
    BOP Unit Value                               $4.77      4.68      4.57      3.69    5.33     7.9
    EOP Unit Value                               $5.18      4.77      4.68      4.57    3.69    5.33     7.9
    Number of Units                            791,152   657,833   733,920   604,491 405,437 404,404 235,747
    With LT5, HDV and EBP
    BOP Unit Value                              $10.67         -         -         -       -       -
    EOP Unit Value                              $11.44     10.67         -         -       -       -       -
    Number of Units                                  -         -         -         -       -       -       -
------------------------------------------------------------------------------------------------------------
AST DeAM Large-Cap Value (2000)
    With No Optional Benefits
    BOP Unit Value                              $12.07     11.18      9.58      7.67    9.17    9.83
    EOP Unit Value                              $14.51     12.07     11.18      9.58    7.67    9.17    9.83
    Number of Units                            524,592   242,789   191,637    85,554   7,126   1,696     442
    With LT5, HDV and EBP
    BOP Unit Value                              $10.63         -         -         -       -       -
    EOP Unit Value                              $12.60     10.63         -         -       -       -       -
    Number of Units                                  -         -         -         -       -       -       -

-------------------------------------------------------------------------------------------------------------
Sub-account                                      2006      2005      2004      2003     2002    2001    2000
-------------------------------------------------------------------------------------------------------------
AST AllianceBernstein Growth + Value (2001)
    With No Optional Benefits
    BOP Unit Value                                $10.72      9.66      8.89      7.14    9.64       -
    EOP Unit Value                                     -    $10.72      9.66      8.89    7.14    9.64      -
    Number of Units                                    -         -   194,363   137,293  37,810     -0-      -
    With LT5, HDV and EBP
    BOP Unit Value                                $11.24         -         -         -       -       -
    EOP Unit Value                                     -    $11.24         -         -       -       -      -
    Number of Units                                    -         -         -         -       -       -      -
-------------------------------------------------------------------------------------------------------------
AST AllianceBernstein Core Value (2001)
    With No Optional Benefits
    BOP Unit Value                                $12.79     12.28     10.91      8.61   10.05       -
    EOP Unit Value                                $15.33     12.79     12.28     10.91    8.61   10.05      -
    Number of Units                              815,109   635,232   603,508   453,569  82,054  18,453      -
    With LT5, HDV and EBP
    BOP Unit Value                                $10.23         -         -         -       -       -
    EOP Unit Value                                $12.09     10.23         -         -       -       -      -
    Number of Units                                    -         -         -         -       -       -      -
-------------------------------------------------------------------------------------------------------------
AST Cohen & Steers Real Estate (1998)
    With No Optional Benefits
    BOP Unit Value                                $24.98     22.03     16.17     11.91   11.75   11.57
    EOP Unit Value                                $33.72     24.98     22.03     16.17   11.91   11.75  11.57
    Number of Units                              265,912   223,264   281,181   149,582  25,464  16,487 16,557
    With LT5, HDV and EBP
    BOP Unit Value                                $11.92         -         -         -       -       -
    EOP Unit Value                                $15.88     11.92         -         -       -       -      -
    Number of Units                                    -         -         -         -       -       -      -
-------------------------------------------------------------------------------------------------------------
AST AllianceBernstein Managed Index 500 (1998)
    With No Optional Benefits
    BOP Unit Value                                 $9.20      8.99      8.28      6.59    8.41    9.46
    EOP Unit Value                                $10.23      9.20      8.99      8.28    6.59    8.41   9.46
    Number of Units                              842,745   851,019   642,882   554,156  90,506  39,414  9,941
    With LT5, HDV and EBP
    BOP Unit Value                                $10.32         -         -         -       -       -
    EOP Unit Value                                $11.32     10.32         -         -       -       -      -
    Number of Units                                    -         -         -         -       -       -      -
-------------------------------------------------------------------------------------------------------------
AST American Century Income & Growth (1997)
    With No Optional Benefits
    BOP Unit Value                                 $9.79      9.48      8.52      6.70    8.47    9.36
    EOP Unit Value                                $11.30      9.79      9.48      8.52     6.7    8.47   9.36
    Number of Units                              579,491   626,417   613,910   339,653 124,168 113,372 70,887
    With LT5, HDV and EBP
    BOP Unit Value                                $10.25         -         -         -       -       -
    EOP Unit Value                                $11.67     10.25         -         -       -       -      -
    Number of Units                                    -         -         -         -       -       -      -
-------------------------------------------------------------------------------------------------------------
AST AllianceBernstein Growth & Income (1992)
    With No Optional Benefits
    BOP Unit Value                                $11.63     11.24     10.25      7.84   10.35   10.53
    EOP Unit Value                                $13.46     11.63     11.24     10.25    7.84   10.35  10.53
    Number of Units                            3,863,961 5,200,126 4,119,501 3,076,626 142,152 205,232 34,439
    With LT5, HDV and EBP
    BOP Unit Value                                $10.18         -         -         -       -       -
    EOP Unit Value                                $11.63     10.18         -         -       -       -      -
    Number of Units                                    -         -         -         -       -       -      -
-------------------------------------------------------------------------------------------------------------
AST Large Cap Value
    With No Optional Benefits
    BOP Unit Value                                $10.77     10.25      8.99      7.59    9.31   10.32
    EOP Unit Value                                $12.60     10.77     10.25      8.99    7.59    9.31  10.32
    Number of Units                              680,203   694,885   417,314   204,589  44,419  44,212  8,596
    With LT5, HDV and EBP
    BOP Unit Value                                $10.47         -         -         -       -       -
    EOP Unit Value                                $12.08     10.47         -         -       -       -      -
    Number of Units                                    -         -         -         -       -       -      -

----------------------------------------------------------------------------------------------------
Sub-account                                 2006      2005      2004     2003    2002   2001   2000
----------------------------------------------------------------------------------------------------
AST UBS Dynamic Alpha
 formerly, AST Global Allocation (1993)
    With No Optional Benefits
    BOP Unit Value                           $10.09      9.55      8.71    7.38   8.84  10.14
    EOP Unit Value                           $11.07     10.09      9.55    8.71   7.38   8.84  10.14
    Number of Units                          97,906    80,896    78,619  61,801 34,451 38,208 30,678
    With LT5, HDV and EBP
    BOP Unit Value                           $10.54         -         -       -      -      -
    EOP Unit Value                           $11.41     10.54         -       -      -      -      -
    Number of Units                               -         -         -       -      -      -      -
----------------------------------------------------------------------------------------------------
AST American Century Strategic Allocation
 formerly, AST American Century Strategic
 Balanced (1997)
    With No Optional Benefits
    BOP Unit Value                           $10.91     10.56      9.81    8.36   9.38   9.87
    EOP Unit Value                           $11.82     10.91     10.56    9.81   8.36   9.38   9.87
    Number of Units                         174,226   173,191   146,721 115,095  5,490  4,905  1,725
    With LT5, HDV and EBP
    BOP Unit Value                           $10.23         -         -       -      -      -
    EOP Unit Value                           $10.93     10.23         -       -      -      -      -
    Number of Units                               -         -         -       -      -      -      -
----------------------------------------------------------------------------------------------------
AST T. Rowe Price Asset Allocation (1994)
    With No Optional Benefits
    BOP Unit Value                           $11.77     11.39     10.37    8.47   9.52  10.12
    EOP Unit Value                           $13.08     11.77     11.39   10.37   8.47   9.52  10.12
    Number of Units                         665,726   558,395   357,085 222,150 13,799 13,152  2,412
    With LT5, HDV and EBP
    BOP Unit Value                           $10.27         -         -       -      -      -
    EOP Unit Value                           $11.26     10.27         -       -      -      -      -
    Number of Units                               -         -         -       -      -      -      -
----------------------------------------------------------------------------------------------------
AST T. Rowe Price Global Bond (1994)
    With No Optional Benefits
    BOP Unit Value                           $13.89     14.73     13.73   12.32  10.84   10.7
    EOP Unit Value                           $14.58     13.89     14.73   13.73  12.32  10.84   10.7
    Number of Units                         836,914   938,585   657,913 289,862 36,987 16,390    -0-
    With LT5, HDV and EBP
    BOP Unit Value                            $9.37         -         -       -      -      -
    EOP Unit Value                            $9.70      9.37         -       -      -      -      -
    Number of Units                               -         -         -       -      -      -      -
----------------------------------------------------------------------------------------------------
AST High Yield
 formerly, AST High Yield Bond
    With No Optional Benefits
    BOP Unit Value                           $12.04     12.06     10.99    9.16   9.27   9.37
    EOP Unit Value                           $13.12     12.04     12.06   10.99   9.16   9.27   9.37
    Number of Units                       1,019,726   873,440   957,756 906,947 73,614 45,297 12,929
    With LT5, HDV and EBP
    BOP Unit Value                            $9.78         -         -       -      -      -
    EOP Unit Value                           $10.51      9.78         -       -      -      -      -
    Number of Units                               -         -         -       -      -      -      -
----------------------------------------------------------------------------------------------------
AST Lord Abbett Bond-Debenture (2000)
    With No Optional Benefits
    BOP Unit Value                           $12.69     12.71     11.98   10.22   10.3  10.13
    EOP Unit Value                           $13.76     12.69     12.71   11.98  10.22   10.3  10.13
    Number of Units                       1,196,608 1,294,706 1,012,739 814,135 43,077 16,628    425
    With LT5, HDV and EBP
    BOP Unit Value                            $9.87         -         -       -      -      -
    EOP Unit Value                           $10.56      9.87         -       -      -      -      -
    Number of Units                               -         -         -       -      -      -      -

------------------------------------------------------------------------------------------------------------
Sub-account                                     2006      2005      2004      2003     2002    2001    2000
------------------------------------------------------------------------------------------------------------
AST PIMCO Total Return Bond (1994)
    With No Optional Benefits
    BOP Unit Value                               $13.88     13.72     13.23     12.72    11.8   10.97
    EOP Unit Value                               $14.22     13.88     13.72     13.23   12.72    11.8  10.97
    Number of Units                           2,004,498 1,924,370 3,074,732 2,301,863 362,294 275,317 37,918
    With LT5, HDV and EBP
    BOP Unit Value                               $10.07         -         -         -       -       -
    EOP Unit Value                               $10.17     10.07         -         -       -       -      -
    Number of Units                                   -         -         -         -       -       -      -
------------------------------------------------------------------------------------------------------------
AST PIMCO Limited Maturity Bond (1995)
    With No Optional Benefits
    BOP Unit Value                               $12.22     12.18     12.08     10.09   11.29   10.59
    EOP Unit Value                               $12.53     12.22     12.18     12.08   10.09   11.29  10.59
    Number of Units                           2,687,532 2,996,257 2,189,975   956,856  38,260 112,948  1,940
    With LT5, HDV and EBP
    BOP Unit Value                                $9.98         -         -         -       -       -
    EOP Unit Value                               $10.09      9.98         -         -       -       -      -
    Number of Units                                   -         -         -         -       -       -      -
------------------------------------------------------------------------------------------------------------
AST Money Market (1992)
    With No Optional Benefits
    BOP Unit Value                               $10.62     10.46     10.51     10.57   10.57   10.32
    EOP Unit Value                               $10.96     10.62     10.46     10.51   10.57   10.57  10.32
    Number of Units                           3,505,960 3,179,376 1,663,940 1,245,396 403,604 179,509 29,567
    With LT5, HDV and EBP
    BOP Unit Value                               $10.02         -         -         -       -       -
    EOP Unit Value                               $10.21     10.02         -         -       -       -      -
    Number of Units                                   -         -         -         -       -       -      -
------------------------------------------------------------------------------------------------------------
AST Aggressive Asset Allocation Portfolio
    With No Optional Benefits
    BOP Unit Value                               $10.00         -         -         -       -       -
    EOP Unit Value                               $11.42     10.00         -         -       -       -      -
    Number of Units                           1,094,157   171,403         -         -       -       -      -
    With LT5, HDV and EBP
    BOP Unit Value                                $9.99         -         -         -       -       -
    EOP Unit Value                               $11.26      9.99         -         -       -       -      -
    Number of Units                                   -         -         -         -       -       -      -
------------------------------------------------------------------------------------------------------------
AST Capital Growth Asset Allocation Portfolio
    With No Optional Benefits
    BOP Unit Value                               $10.01         -         -         -       -       -
    EOP Unit Value                               $11.24     10.01         -         -       -       -      -
    Number of Units                           4,226,992   403,183         -         -       -       -      -
    With LT5, HDV and EBP
    BOP Unit Value                               $10.00         -         -         -       -       -
    EOP Unit Value                               $11.07     10.00         -         -       -       -      -
    Number of Units                                   -         -         -         -       -       -      -
------------------------------------------------------------------------------------------------------------
AST Balanced Asset Allocation Portfolio
    With No Optional Benefits
    BOP Unit Value                               $10.02         -         -         -       -       -
    EOP Unit Value                               $11.06     10.02         -         -       -       -      -
    Number of Units                           3,716,970   405,782         -         -       -       -      -
    With LT5, HDV and EBP
    BOP Unit Value                               $10.01         -         -         -       -       -
    EOP Unit Value                               $10.90     10.01         -         -       -       -      -
    Number of Units                                   0         -         -         -       -       -      -
------------------------------------------------------------------------------------------------------------
AST Conservative Asset Allocation Portfolio
    With No Optional Benefits
    BOP Unit Value                               $10.03         -         -         -       -       -
    EOP Unit Value                               $10.95     10.03         -         -       -       -      -
    Number of Units                           1,008,771    53,897         -         -       -       -      -
    With LT5, HDV and EBP
    BOP Unit Value                               $10.02         -         -         -       -       -
    EOP Unit Value                               $10.79     10.02         -         -       -       -      -
    Number of Units                                   -         -         -         -       -       -      -

------------------------------------------------------------------------------------------------
Sub-account                                  2006    2005    2004    2003    2002   2001   2000
------------------------------------------------------------------------------------------------
AST Preservation Asset Allocation Portfolio
    With No Optional Benefits
    BOP Unit Value                           $10.04       -       -       -      -      -
    EOP Unit Value                           $10.70   10.04       -       -      -      -      -
    Number of Units                         443,968 215,279       -       -      -      -      -
    With LT5, HDV and EBP
    BOP Unit Value                           $10.03       -       -       -      -      -
    EOP Unit Value                           $10.55   10.03       -       -      -      -      -
    Number of Units                               -       -       -       -      -      -      -
------------------------------------------------------------------------------------------------
Gartmore Variable Investment Trust - GVIT
 Developing Markets (1996)
    With No Optional Benefits
    BOP Unit Value                           $16.26   12.52   10.59    6.71   7.53   8.19
    EOP Unit Value                           $21.61   16.26   12.52   10.59   6.71   7.53   8.19
    Number of Units                         316,324 351,335 264,541 122,136  6,530  6,555  3,293
    With LT5, HDV and EBP
    BOP Unit Value                           $11.97       -       -       -      -      -
    EOP Unit Value                           $15.69   11.97       -       -      -      -      -
    Number of Units                               -       -       -       -      -      -      -
------------------------------------------------------------------------------------------------
WFVT Advantage Equity Income (1999)
    With No Optional Benefits
    BOP Unit Value                           $18.02   17.32   15.79   12.67  15.89  17.01
    EOP Unit Value                           $21.10   18.02   17.32   15.79  12.67  15.89  17.01
    Number of Units                          23,739  23,574  19,612  10,586  1,063  1,992    -0-
    With LT5, HDV and EBP
    BOP Unit Value                           $10.12       -       -       -      -      -
    EOP Unit Value                           $11.68   10.12       -       -      -      -      -
    Number of Units                               -       -       -       -      -      -      -
------------------------------------------------------------------------------------------------
AIM V.I. - Dynamics (1999)
    With No Optional Benefits
    BOP Unit Value                            $7.61    6.96    6.22    4.57    6.8   9.99
    EOP Unit Value                            $8.73    7.61    6.96    6.22   4.57    6.8   9.99
    Number of Units                         124,196 135,001 188,184 137,600 18,808 15,825 22,264
    With LT5, HDV and EBP
    BOP Unit Value                           $10.83       -       -       -      -      -
    EOP Unit Value                           $12.25   10.83       -       -      -      -      -
    Number of Units                               -       -       -       -      -      -      -
------------------------------------------------------------------------------------------------
AIM V.I. - Technology (1999)
    With No Optional Benefits
    BOP Unit Value                            $3.35    3.32    3.21    2.24   4.27   7.98
    EOP Unit Value                            $3.65    3.35    3.32    3.21   2.24   4.27   7.98
    Number of Units                         254,798  77,941  78,567  42,720 30,448 35,767 25,984
    With LT5, HDV and EBP
    BOP Unit Value                           $10.64       -       -       -      -      -
    EOP Unit Value                           $11.45   10.64       -       -      -      -      -
    Number of Units                               -       -       -       -      -      -      -
------------------------------------------------------------------------------------------------
AIM V.I. - Health Sciences (1999)
    With No Optional Benefits
    BOP Unit Value                           $12.12   11.34   10.68    8.46  11.35  13.14
    EOP Unit Value                           $12.59   12.12   11.34   10.68   8.46  11.35  13.14
    Number of Units                         110,470 106,295  92,506  59,116 19,405 27,104 32,969
    With LT5, HDV and EBP
    BOP Unit Value                           $11.08       -       -       -      -      -
    EOP Unit Value                           $11.36   11.08       -       -      -      -      -
    Number of Units                               -       -       -       -      -      -      -
------------------------------------------------------------------------------------------------
AIM V.I. - Financial Services (1999)
    With No Optional Benefits
    BOP Unit Value                           $13.30   12.72   11.85    9.26  11.02  12.38
    EOP Unit Value                           $15.30   13.30   12.72   11.85   9.26  11.02  12.38
    Number of Units                          89,614  48,007  44,091  48,538  7,204  8,536  9,786
    With LT5, HDV and EBP
    BOP Unit Value                           $10.66       -       -       -      -      -
    EOP Unit Value                           $12.09   10.66       -       -      -      -      -
    Number of Units                               -       -       -       -      -      -      -

------------------------------------------------------------------------------------------
Sub-account                                 2006    2005    2004    2003  2002  2001  2000
------------------------------------------------------------------------------------------
Evergreen VA - International Equity (2000)
    With No Optional Benefits
    BOP Unit Value                          $14.10   12.31   10.46      -     -     -
    EOP Unit Value                          $17.15   14.10   12.31  10.46     -     -    -
    Number of Units                        182,002 130,750  62,400 24,847     -     -    -
    With LT5, HDV and EBP
    BOP Unit Value                          $10.92       -       -      -     -     -
    EOP Unit Value                          $13.09   10.92       -      -     -     -    -
    Number of Units                              -       -       -      -     -     -    -
------------------------------------------------------------------------------------------
Evergreen VA - Special Equity (1999)
    With No Optional Benefits
    BOP Unit Value                           $8.53    9.57    9.16   6.10  8.49  9.35
    EOP Unit Value                               -   $8.53    9.57   9.16   6.1  8.49 9.35
    Number of Units                              -       -  92,559 69,344 5,427 5,085  -0-
    With LT5, HDV and EBP
    BOP Unit Value                           $9.26       -       -      -     -     -
    EOP Unit Value                               -   $9.26       -      -     -     -    -
    Number of Units                              -       -       -      -     -     -    -
------------------------------------------------------------------------------------------
Evergreen VA - Omega (2000)
    With No Optional Benefits
    BOP Unit Value                          $10.00    9.75    9.21      -  9.04     -
    EOP Unit Value                          $10.47   10.00    9.75   9.21     -  9.04    -
    Number of Units                         19,700  18,356  26,849 15,743     -     -    -
    With LT5, HDV and EBP
    BOP Unit Value                          $10.53       -       -      -     -     -
    EOP Unit Value                          $10.87   10.53       -      -     -     -    -
    Number of Units                              -       -       -      -     -     -    -
------------------------------------------------------------------------------------------
Evergreen VA Growth Fund
    With No Optional Benefits
    BOP Unit Value                          $11.47       -
    EOP Unit Value                          $12.58   11.47       -      -     -     -    -
    Number of Units                         72,371  64,775       -      -     -     -    -
    With LT5, HDV and EBP
    BOP Unit Value                          $11.36       -       -      -     -     -
    EOP Unit Value                          $12.29   11.36       -      -     -     -    -
    Number of Units                              -       -       -      -     -     -    -
------------------------------------------------------------------------------------------
ProFund VP - Europe 30 (1999)
    With No Optional Benefits
    BOP Unit Value                           $8.43    7.90    7.00   5.11  6.97   9.3
    EOP Unit Value                           $9.79    8.43    7.90   7.00  5.11  6.97  9.3
    Number of Units                        370,628  76,381 201,444 75,543 2,539 7,317  -0-
    With LT5, HDV and EBP
    BOP Unit Value                          $10.45       -       -      -     -     -
    EOP Unit Value                          $11.96   10.45       -      -     -     -    -
    Number of Units                              -       -       -      -     -     -    -
------------------------------------------------------------------------------------------
ProFund VP - Asia 30 (2002)
    With No Optional Benefits
    BOP Unit Value                          $14.67   12.43   12.66      -     -     -
    EOP Unit Value                          $20.18   14.67   12.43  12.66     -     -    -
    Number of Units                        235,779  83,233  63,254 47,272     -     -    -
    With LT5, HDV and EBP
    BOP Unit Value                          $11.13       -       -      -     -     -
    EOP Unit Value                          $15.11   11.13       -      -     -     -    -
    Number of Units                              -       -       -      -     -     -    -
------------------------------------------------------------------------------------------
ProFund VP - Japan (2002)
    With No Optional Benefits
    BOP Unit Value                          $13.51    9.65    9.09      -     -     -
    EOP Unit Value                          $14.79   13.51    9.65   9.09     -     -    -
    Number of Units                        117,156 165,707  87,251 28,579     -     -    -
    With LT5, HDV and EBP
    BOP Unit Value                          $13.42       -       -      -     -     -
    EOP Unit Value                          $14.49   13.42       -      -     -     -    -
    Number of Units                              -       -       -      -     -     -    -

-------------------------------------------------------------------------------------
Sub-account                            2006    2005    2004    2003  2002  2001  2000
-------------------------------------------------------------------------------------
ProFund VP - Banks (2002)
    With No Optional Benefits
    BOP Unit Value                     $11.94   12.11   10.97      -     -     -
    EOP Unit Value                     $13.61   11.94   12.11  10.97     -     -    -
    Number of Units                    35,707  44,665  12,480  8,886     -     -    -
    With LT5, HDV and EBP
    BOP Unit Value                     $10.13       -       -      -     -     -
    EOP Unit Value                     $11.39   10.13       -      -     -     -    -
    Number of Units                         -       -       -      -     -     -    -
-------------------------------------------------------------------------------------
ProFund VP - Basic Materials (2002)
    With No Optional Benefits
    BOP Unit Value                     $12.13   12.00   11.02      -     -     -
    EOP Unit Value                     $13.84   12.13   12.00  11.02     -     -    -
    Number of Units                    67,645  53,592  42,597 53,759     -     -    -
    With LT5, HDV and EBP
    BOP Unit Value                      $9.51       -       -      -     -     -
    EOP Unit Value                     $10.70    9.51       -      -     -     -    -
    Number of Units                         -       -       -      -     -     -    -
-------------------------------------------------------------------------------------
ProFund VP - Biotechnology (2001)
    With No Optional Benefits
    BOP Unit Value                      $9.11    7.73    7.14   5.17  8.38     -
    EOP Unit Value                      $8.63    9.11    7.73   7.14  5.17  8.38    -
    Number of Units                    56,416  73,804  32,726 20,329   460 3,279    -
    With LT5, HDV and EBP
    BOP Unit Value                     $13.53       -       -      -     -     -
    EOP Unit Value                     $12.64   13.53       -      -     -     -    -
    Number of Units                         -       -       -      -     -     -    -
-------------------------------------------------------------------------------------
ProFund VP - Consumer Services (2002)
    With No Optional Benefits
    BOP Unit Value                      $9.10    9.67    9.10      -     -     -
    EOP Unit Value                     $10.06    9.10    9.67   9.10     -     -    -
    Number of Units                    15,819   3,866  20,288 13,935     -     -    -
    With LT5, HDV and EBP
    BOP Unit Value                      $9.70       -       -      -     -     -
    EOP Unit Value                     $10.58    9.70       -      -     -     -    -
    Number of Units                         -       -       -      -     -     -    -
-------------------------------------------------------------------------------------
ProFund VP - Consumer Goods (2002)
    With No Optional Benefits
    BOP Unit Value                     $10.31   10.47    9.71      -     -     -
    EOP Unit Value                     $11.46   10.31   10.47   9.71     -     -    -
    Number of Units                    39,408   6,876   7,578  3,821     -     -    -
    With LT5, HDV and EBP
    BOP Unit Value                      $9.76       -       -      -     -     -
    EOP Unit Value                     $10.71    9.76       -      -     -     -    -
    Number of Units                         -       -       -      -     -     -    -
-------------------------------------------------------------------------------------
ProFund VP - Oil & Gas (2001)
    With No Optional Benefits
    BOP Unit Value                     $15.07   11.62    9.10      -   9.2     -
    EOP Unit Value                     $17.96   15.07   11.62   9.10     -   9.2    -
    Number of Units                   226,319 278,771 186,654 50,155     -   -0-    -
    With LT5, HDV and EBP
    BOP Unit Value                     $10.96       -       -      -     -     -
    EOP Unit Value                     $12.88   10.96       -      -     -     -    -
    Number of Units                         -       -       -      -     -     -    -
-------------------------------------------------------------------------------------
ProFund VP - Financial (2001)
    With No Optional Benefits
    BOP Unit Value                     $11.06   10.77    9.88   7.76  9.23     -
    EOP Unit Value                     $12.81   11.06   10.77   9.88  7.76  9.23    -
    Number of Units                   108,064  43,105  70,662 32,283 3,258 8,154    -
    With LT5, HDV and EBP
    BOP Unit Value                     $10.56       -       -      -     -     -
    EOP Unit Value                     $12.07   10.56       -      -     -     -    -
    Number of Units                         -       -       -      -     -     -    -

-----------------------------------------------------------------------------------
Sub-account                          2006    2005    2004    2003  2002  2001  2000
-----------------------------------------------------------------------------------
ProFund VP - Healthcare (2001)
    With No Optional Benefits
    BOP Unit Value                    $8.77    8.38    8.29   7.15  9.37     -
    EOP Unit Value                    $9.12    8.77    8.38   8.29  7.15  9.37    -
    Number of Units                 179,877  83,943  91,641 23,591 1,235 2,564    -
    With LT5, HDV and EBP
    BOP Unit Value                   $10.49       -       -      -     -     -
    EOP Unit Value                   $10.76   10.49       -      -     -     -    -
    Number of Units                       -       -       -      -     -     -    -
-----------------------------------------------------------------------------------
ProFund VP - Industrial (2002)
    With No Optional Benefits
    BOP Unit Value                   $11.40   11.27   10.08      -     -     -
    EOP Unit Value                   $12.57   11.40   11.27  10.08     -     -    -
    Number of Units                  21,635   9,851  22,333 11,186     -     -    -
    With LT5, HDV and EBP
    BOP Unit Value                   $10.10       -       -      -     -     -
    EOP Unit Value                   $10.98   10.10       -      -     -     -    -
    Number of Units                       -       -       -      -     -     -    -
-----------------------------------------------------------------------------------
ProFund VP - Internet (2002)
    With No Optional Benefits
    BOP Unit Value                   $19.18   18.08   15.10      -     -     -
    EOP Unit Value                   $19.20   19.18   18.08  15.10     -     -    -
    Number of Units                   6,326  46,724  20,851  8,287     -     -    -
    With LT5, HDV and EBP
    BOP Unit Value                   $12.76       -       -      -     -     -
    EOP Unit Value                   $12.59   12.76       -      -     -     -    -
    Number of Units                       -       -       -      -     -     -    -
-----------------------------------------------------------------------------------
ProFund VP - Pharmaceuticals (2002)
    With No Optional Benefits
    BOP Unit Value                    $7.62    8.02    8.95      -     -     -
    EOP Unit Value                    $8.44    7.62    8.02   8.95     -     -    -
    Number of Units                 116,086  36,753  27,913 24,743     -     -    -
    With LT5, HDV and EBP
    BOP Unit Value                    $9.47       -       -      -     -     -
    EOP Unit Value                   $10.35    9.47       -      -     -     -    -
    Number of Units                       -       -       -      -     -     -    -
-----------------------------------------------------------------------------------
ProFund VP - Precious Metals (2002)
    With No Optional Benefits
    BOP Unit Value                   $14.84   11.90   13.38   9.73     -     -
    EOP Unit Value                   $15.74   14.84   11.90  13.38  9.73     -    -
    Number of Units                 233,772 200,315 102,230 89,687 1,179     -    -
    With LT5, HDV and EBP
    BOP Unit Value                   $12.04       -       -      -     -     -
    EOP Unit Value                   $12.59   12.04       -      -     -     -    -
    Number of Units                       -       -       -      -     -     -    -
-----------------------------------------------------------------------------------
ProFund VP - Real Estate (2001)
    With No Optional Benefits
    BOP Unit Value                   $18.54   17.58   14.00  10.65 10.78     -
    EOP Unit Value                   $24.25   18.54   17.58  14.00 10.65 10.78    -
    Number of Units                  61,873  31,980  53,006 18,355 2,230 2,306    -
    With LT5, HDV and EBP
    BOP Unit Value                   $11.21       -       -      -     -     -
    EOP Unit Value                   $14.47   11.21       -      -     -     -    -
    Number of Units                       -       -       -      -     -     -    -
-----------------------------------------------------------------------------------
ProFund VP - Semiconductor (2002)
    With No Optional Benefits
    BOP Unit Value                    $7.76    7.23    9.58      -     -     -
    EOP Unit Value                    $7.12    7.76    7.23   9.58     -     -    -
    Number of Units                   9,658  68,309  52,485 17,621     -     -    -
    With LT5, HDV and EBP
    BOP Unit Value                   $10.68       -       -      -     -     -
    EOP Unit Value                    $9.67   10.68       -      -     -     -    -
    Number of Units                       -       -       -      -     -     -    -

----------------------------------------------------------------------------------------
Sub-account                             2006    2005    2004    2003   2002   2001  2000
----------------------------------------------------------------------------------------
ProFund VP - Technology (2001)
    With No Optional Benefits
    BOP Unit Value                       $4.91    4.91    5.00       -  5.92      -
    EOP Unit Value                       $5.24    4.91    4.91    5.00     -   5.92    -
    Number of Units                     74,232 109,698  88,720  74,180     - 12,704    -
    With LT5, HDV and EBP
    BOP Unit Value                      $10.57       -       -       -     -      -
    EOP Unit Value                      $11.13   10.57       -       -     -      -    -
    Number of Units                          -       -       -       -     -      -    -
----------------------------------------------------------------------------------------
ProFund VP - Telecommunications (2001)
    With No Optional Benefits
    BOP Unit Value                       $4.64    5.04    4.41       -  7.11      -
    EOP Unit Value                       $6.16    4.64    5.04    4.41     -   7.11    -
    Number of Units                    207,252  45,279 118,731  30,179     -    -0-    -
    With LT5, HDV and EBP
    BOP Unit Value                       $9.77       -       -       -     -      -
    EOP Unit Value                      $12.78    9.77       -       -     -      -    -
    Number of Units                          -       -       -       -     -      -    -
----------------------------------------------------------------------------------------
ProFund VP - Utilities (2001)
    With No Optional Benefits
    BOP Unit Value                       $9.77    8.75    7.32    6.11  8.13      -
    EOP Unit Value                      $11.51    9.77    8.75    7.32  6.11   8.13    -
    Number of Units                    237,712 213,813  79,702  18,902   491    -0-    -
    With LT5, HDV and EBP
    BOP Unit Value                      $10.64       -       -       -     -      -
    EOP Unit Value                      $12.35   10.64       -       -     -      -    -
    Number of Units                          -       -       -       -     -      -    -
----------------------------------------------------------------------------------------
ProFund VP - Bull (2002)
    With No Optional Benefits
    BOP Unit Value                      $10.80   10.65    9.91       -     -      -
    EOP Unit Value                      $12.12   10.80   10.65    9.91     -      -    -
    Number of Units                    306,353 384,503 412,259 394,427     -      -    -
    With LT5, HDV and EBP
    BOP Unit Value                      $10.15       -       -       -     -      -
    EOP Unit Value                      $11.24   10.15       -       -     -      -    -
    Number of Units                          -       -       -       -     -      -    -
----------------------------------------------------------------------------------------
ProFund VP - Bear (2001)
    With No Optional Benefits
    BOP Unit Value                       $8.86    9.09   10.26   13.78 11.55      -
    EOP Unit Value                       $8.09    8.86    9.09   10.26 13.78  11.55    -
    Number of Units                     56,286  35,612  16,155  28,299 2,012    -0-    -
    With LT5, HDV and EBP
    BOP Unit Value                       $9.57       -       -       -     -      -
    EOP Unit Value                       $8.63    9.57       -       -     -      -    -
    Number of Units                          -       -       -       -     -      -    -
----------------------------------------------------------------------------------------
ProFund VP - Ultra Bull (2001)
    With No Optional Benefits
    BOP Unit Value                       $8.36    8.25    7.13    4.72  7.48      -
    EOP Unit Value                      $10.16    8.36    8.25    7.13  4.72   7.48    -
    Number of Units                     91,153  82,031 305,666  56,257 2,988    -0-    -
    With LT5, HDV and EBP
    BOP Unit Value                      $10.28       -       -       -     -      -
    EOP Unit Value                      $12.32   10.28       -       -     -      -    -
    Number of Units                          -       -       -       -     -      -    -
----------------------------------------------------------------------------------------
ProFund VP - OTC (2001)
    With No Optional Benefits
    BOP Unit Value                       $5.38    5.44    5.07       -  5.77      -
    EOP Unit Value                       $5.60    5.38    5.44    5.07     -   5.77    -
    Number of Units                    266,020 234,956 293,311 257,947     -    -0-    -
    With LT5, HDV and EBP
    BOP Unit Value                      $10.59       -       -       -     -      -
    EOP Unit Value                      $10.88   10.59       -       -     -      -    -
    Number of Units                          -       -       -       -     -      -    -

---------------------------------------------------------------------------------------------
Sub-account                            2006      2005      2004     2003   2002   2001  2000
---------------------------------------------------------------------------------------------
ProFund VP - Short OTC (2002)
    With No Optional Benefits
    BOP Unit Value                       $5.97      5.99      6.83   11.03     -      -
    EOP Unit Value                       $5.81      5.97      5.99    6.83 11.03      -     -
    Number of Units                     53,401    77,757    77,280  40,617   934      -     -
    With LT5, HDV and EBP
    BOP Unit Value                       $9.17         -         -       -     -      -
    EOP Unit Value                       $8.81      9.17         -       -     -      -     -
    Number of Units                          -         -         -       -     -      -     -
---------------------------------------------------------------------------------------------
ProFund VP - UltraOTC (1999)
    With No Optional Benefits
    BOP Unit Value                       $0.82      0.87      0.77       -  1.25   4.06
    EOP Unit Value                       $0.85      0.82      0.87    0.77     -   1.25  4.06
    Number of Units                  6,941,343 7,044,313 6,405,048 890,270     - 58,556 3,787
    With LT5, HDV and EBP
    BOP Unit Value                      $11.08         -         -       -     -      -
    EOP Unit Value                      $11.32     11.08         -       -     -      -     -
    Number of Units                          -         -         -       -     -      -     -
---------------------------------------------------------------------------------------------
ProFund VP - Mid-Cap Value (2002)
    With No Optional Benefits
    BOP Unit Value                      $12.68     11.80     10.30       -     -      -
    EOP Unit Value                      $14.06     12.68     11.80   10.30     -      -     -
    Number of Units                    216,242    86,401    87,968  59,964     -      -     -
    With LT5, HDV and EBP
    BOP Unit Value                      $10.63         -         -       -     -      -
    EOP Unit Value                      $11.63     10.63         -       -     -      -     -
    Number of Units                          -         -         -       -     -      -     -
---------------------------------------------------------------------------------------------
ProFund VP - Mid-Cap Growth (2002)
    With No Optional Benefits
    BOP Unit Value                      $11.75     10.70      9.75       -     -      -
    EOP Unit Value                      $12.06     11.75     10.70    9.75     -      -     -
    Number of Units                     55,706   181,173    80,520  24,107     -      -     -
    With LT5, HDV and EBP
    BOP Unit Value                      $10.79         -         -       -     -      -
    EOP Unit Value                      $10.93     10.79         -       -     -      -     -
    Number of Units                          -         -         -       -     -      -     -
---------------------------------------------------------------------------------------------
ProFund VP - UltraMid-Cap (2002)
    With No Optional Benefits
    BOP Unit Value                      $14.12     12.13      9.62       -     -      -
    EOP Unit Value                      $15.42     14.12     12.13    9.62     -      -     -
    Number of Units                    133,297   150,869   115,073  34,556     -      -     -
    With LT5, HDV and EBP
    BOP Unit Value                      $11.42         -         -       -     -      -
    EOP Unit Value                      $12.31     11.42         -       -     -      -     -
    Number of Units                          -         -         -       -     -      -     -
---------------------------------------------------------------------------------------------
ProFund VP - Small-Cap Value (2002)
    With No Optional Benefits
    BOP Unit Value                      $11.52     11.22      9.46       -     -      -
    EOP Unit Value                      $13.36     11.52     11.22    9.46     -      -     -
    Number of Units                    181,265    53,564   123,988 105,751     -      -     -
    With LT5, HDV and EBP
    BOP Unit Value                      $10.33         -         -       -     -      -
    EOP Unit Value                      $11.82     10.33         -       -     -      -     -
    Number of Units                          -         -         -       -     -      -     -
---------------------------------------------------------------------------------------------
ProFund VP - Small-Cap Growth (2002)
    With No Optional Benefits
    BOP Unit Value                      $12.86     12.11     10.23       -     -      -
    EOP Unit Value                      $13.79     12.86     12.11   10.23     -      -     -
    Number of Units                    103,542   341,834   237,000  65,882     -      -     -
    With LT5, HDV and EBP
    BOP Unit Value                      $10.51         -         -       -     -      -
    EOP Unit Value                      $11.13     10.51         -       -     -      -     -
    Number of Units                          -         -         -       -     -      -     -

--------------------------------------------------------------------------------------------
Sub-account                                   2006    2005    2004    2003  2002  2001 2000
--------------------------------------------------------------------------------------------
ProFund VP - UltraSmall-Cap (1999)
    With No Optional Benefits
    BOP Unit Value                            $12.10   12.28    9.49   4.82   8.5 9.32
    EOP Unit Value                            $15.06   12.10   12.28   9.49  4.82  8.5  9.32
    Number of Units                           56,197  52,922 143,175 60,051   953  -0- 3,174
    With LT5, HDV and EBP
    BOP Unit Value                            $10.69       -       -      -     -    -
    EOP Unit Value                            $13.13   10.69       -      -     -    -     -
    Number of Units                                -       -       -      -     -    -     -
--------------------------------------------------------------------------------------------
ProFund VP - U.S. Government Plus (2002)
    With No Optional Benefits
    BOP Unit Value                            $12.83   11.91   11.15  11.59     -    -
    EOP Unit Value                            $12.09   12.83   11.91  11.15 11.59    -     -
    Number of Units                           50,469 119,421  42,782 20,058 1,005    -     -
    With LT5, HDV and EBP
    BOP Unit Value                            $10.58       -       -      -     -    -
    EOP Unit Value                             $9.84   10.58       -      -     -    -     -
    Number of Units                                -       -       -      -     -    -     -
--------------------------------------------------------------------------------------------
ProFund VP - Rising Rates Opportunity (2002)
    With No Optional Benefits
    BOP Unit Value                             $6.09    6.70    7.61      -     -    -
    EOP Unit Value                             $6.63    6.09    6.70   7.61     -    -     -
    Number of Units                          268,688 302,975 266,169 78,428     -    -     -
    With LT5, HDV and EBP
    BOP Unit Value                             $9.11       -       -      -     -    -
    EOP Unit Value                             $9.78    9.11       -      -     -    -     -
    Number of Units                                -       -       -      -     -    -     -
--------------------------------------------------------------------------------------------
ProFund VP Large-Cap Growth
    With No Optional Benefits
    BOP Unit Value                            $10.35       -       -      -     -    -
    EOP Unit Value                            $11.14   10.35       -      -     -    -     -
    Number of Units                           87,853  98,334       -      -     -    -     -
    With LT5, HDV and EBP
    BOP Unit Value                            $10.02       -       -      -     -    -
    EOP Unit Value                            $10.64   10.02       -      -     -    -     -
    Number of Units                                -       -       -      -     -    -     -
--------------------------------------------------------------------------------------------
ProFund VP Large-Cap Value
    With No Optional Benefits
    BOP Unit Value                            $10.55   10.37       -      -     -    -
    EOP Unit Value                            $12.37   10.55   10.37      -     -    -     -
    Number of Units                          296,094 131,175   3,839      -     -    -     -
    With LT5, HDV and EBP
    BOP Unit Value                            $10.23       -       -      -     -    -
    EOP Unit Value                            $11.83   10.23       -      -     -    -     -
    Number of Units                                -       -       -      -     -    -     -
--------------------------------------------------------------------------------------------
ProFund VP Short Mid Cap
    With No Optional Benefits
    BOP Unit Value                             $8.67    9.70       -      -     -    -
    EOP Unit Value                             $8.26    8.67    9.70      -     -    -     -
    Number of Units                            4,948     975     571      -     -    -     -
    With LT5, HDV and EBP
    BOP Unit Value                             $8.97       -       -      -     -    -
    EOP Unit Value                             $8.42    8.97       -      -     -    -     -
    Number of Units                                -       -       -      -     -    -     -
--------------------------------------------------------------------------------------------
ProFund VP Short Small-Cap
    With No Optional Benefits
    BOP Unit Value                             $9.15    9.55       -      -     -    -
    EOP Unit Value                             $7.97    9.15    9.55      -     -    -     -
    Number of Units                            6,984  11,578   7,859      -     -    -     -
    With LT5, HDV and EBP
    BOP Unit Value                             $9.20       -       -      -     -    -
    EOP Unit Value                             $7.90    9.20       -      -     -    -     -
    Number of Units                                -       -       -      -     -    -     -

---------------------------------------------------------------------------------------------
Sub-account                               2006    2005    2004    2003    2002   2001   2000
---------------------------------------------------------------------------------------------
ProFund Access VP High Yield
    With No Optional Benefits
    BOP Unit Value                        $10.59       -       -       -      -      -
    EOP Unit Value                        $11.46   10.59       -       -      -      -      -
    Number of Units                       27,550 299,437       -       -      -      -      -
    With LT5, HDV and EBP
    BOP Unit Value                        $10.49       -       -       -      -      -
    EOP Unit Value                        $11.20   10.49       -       -      -      -      -
    Number of Units                            -       -       -       -      -      -      -
---------------------------------------------------------------------------------------------
First Trust(R) 10 Uncommon Values (2000)
    With No Optional Benefits
    BOP Unit Value                         $4.35    4.38    3.99    2.95   4.73   7.44
    EOP Unit Value                         $4.47    4.35    4.38    3.99   2.95   4.73   7.44
    Number of Units                       19,492  14,496  33,075  22,064 23,080 31,543 32,451
    With LT5, HDV and EBP
    BOP Unit Value                         $9.77       -       -       -      -      -
    EOP Unit Value                         $9.90    9.77       -       -      -      -      -
    Number of Units                            -       -       -       -      -      -      -
---------------------------------------------------------------------------------------------
First Trust Managed VIP
    With No Optional Benefits
    BOP Unit Value                        $15.50   14.64   13.20       -      -      -
    EOP Unit Value                        $17.07   15.50   14.64   13.20      -      -      -
    Number of Units                      751,781 732,182 695,591 476,951      -      -      -
    With LT5, HDV and EBP
    BOP Unit Value                        $10.47       -       -       -      -      -
    EOP Unit Value                        $11.37   10.47       -       -      -      -      -
    Number of Units                            -       -       -       -      -      -      -
---------------------------------------------------------------------------------------------
First Trust The Dow Target 10
    With No Optional Benefits
    BOP Unit Value                        $11.81   12.35   12.05       -      -      -
    EOP Unit Value                        $14.64   11.81   12.35   12.05      -      -      -
    Number of Units                       50,230  25,001  24,245  10,069      -      -      -
    With LT5, HDV and EBP
    BOP Unit Value                         $9.56       -       -       -      -      -
    EOP Unit Value                        $11.70    9.56       -       -      -      -      -
    Number of Units                            -       -       -       -      -      -      -
---------------------------------------------------------------------------------------------
First Trust Dow Target Dividend
    With No Optional Benefits
    BOP Unit Value                         $9.79       -       -       -      -      -
    EOP Unit Value                        $11.42    9.79       -       -      -      -      -
    Number of Units                      415,893 290,982       -       -      -      -      -
    With LT5, HDV and EBP
    BOP Unit Value                         $9.70       -       -       -      -      -
    EOP Unit Value                        $11.16    9.70       -       -      -      -      -
    Number of Units                            -       -       -       -      -      -      -
---------------------------------------------------------------------------------------------
First Trust Global Dividend Target 15
    With No Optional Benefits
    BOP Unit Value                        $17.46   16.05   12.96       -      -      -
    EOP Unit Value                        $23.87   17.46   16.05   12.96      -      -      -
    Number of Units                      152,515  52,338  22,405   8,569      -      -      -
    With LT5, HDV and EBP
    BOP Unit Value                        $10.86       -       -       -      -      -
    EOP Unit Value                        $14.65   10.86       -       -      -      -      -
    Number of Units                            -       -       -       -      -      -      -
---------------------------------------------------------------------------------------------
First Trust S&P Target 24
    With No Optional Benefits
    BOP Unit Value                        $13.72   13.34   11.89       -      -      -
    EOP Unit Value                        $13.94   13.72   13.34   11.89      -      -      -
    Number of Units                       45,207  46,537  43,536   5,532      -      -      -
    With LT5, HDV and EBP
    BOP Unit Value                        $10.51       -       -       -      -      -
    EOP Unit Value                        $10.54   10.51       -       -      -      -      -
    Number of Units                            -       -       -       -      -      -      -

-------------------------------------------------------------------------------------------
Sub-account                                       2006    2005    2004  2003 2002 2001 2000
-------------------------------------------------------------------------------------------
First Trust NASDAQ Target 15
    With No Optional Benefits
    BOP Unit Value                                $12.79   12.54      -    -    -    -
    EOP Unit Value                                $13.76   12.79  12.54    -    -    -    -
    Number of Units                               15,488  10,385  7,266    -    -    -    -
    With LT5, HDV and EBP
    BOP Unit Value                                $10.78       -      -    -    -    -
    EOP Unit Value                                $11.44   10.78      -    -    -    -    -
    Number of Units                                    -       -      -    -    -    -    -
-------------------------------------------------------------------------------------------
First Trust Value Line Target 25
    With No Optional Benefits
    BOP Unit Value                                $19.64   16.61      -    -    -    -
    EOP Unit Value                                $19.95   19.64  16.61    -    -    -    -
    Number of Units                              178,140 130,528 33,213    -    -    -    -
    With LT5, HDV and EBP
    BOP Unit Value                                $11.14       -      -    -    -    -
    EOP Unit Value                                $11.17   11.14      -    -    -    -    -
    Number of Units                                    -       -      -    -    -    -    -
-------------------------------------------------------------------------------------------
SP International Growth
 formerly, SP William Blair International Growth
    With No Optional Benefits
    BOP Unit Value                                $12.10   10.53      -    -    -    -
    EOP Unit Value                                $14.47   12.10  10.53    -    -    -    -
    Number of Units                              100,114  32,119 18,568    -    -    -    -
    With LT5, HDV and EBP
    BOP Unit Value                                $11.21       -      -    -    -    -
    EOP Unit Value                                $13.22   11.21      -    -    -    -    -
    Number of Units                                    -       -      -    -    -    -    -
-------------------------------------------------------------------------------------------
AST Advanced Strategies Portfolio
    With No Optional Benefits
    BOP Unit Value                                $10.00       -      -    -    -    -
    EOP Unit Value                                $10.69       -      -    -    -    -    -
    Number of Units                              795,953       -      -    -    -    -    -
    With LT5, HDV and EBP
    BOP Unit Value                                $10.00       -      -    -    -    -
    EOP Unit Value                                $10.58       -      -    -    -    -    -
    Number of Units                                    -       -      -    -    -    -    -
-------------------------------------------------------------------------------------------
AST First Trust Balanced Target Portfolio
    With No Optional Benefits
    BOP Unit Value                                $10.00       -      -    -    -    -
    EOP Unit Value                                $10.61       -      -    -    -    -    -
    Number of Units                              563,523       -      -    -    -    -    -
    With LT5, HDV and EBP
    BOP Unit Value                                $10.00       -      -    -    -    -
    EOP Unit Value                                $10.50       -      -    -    -    -    -
    Number of Units                                    -       -      -    -    -    -    -
-------------------------------------------------------------------------------------------
AST First Trust Capital Appreciation Portfolio
    With No Optional Benefits
    BOP Unit Value                                $10.00       -      -    -    -    -
    EOP Unit Value                                $10.52       -      -    -    -    -    -
    Number of Units                              510,953       -      -    -    -    -    -
    With LT5, HDV and EBP
    BOP Unit Value                                $10.00       -      -    -    -    -
    EOP Unit Value                                $10.40       -      -    -    -    -    -
    Number of Units                                    -       -      -    -    -    -    -

 APEX II - Prospectus


------------------------------------------------------------------------------------------------------------
Sub-account                                                2006       2005       2004      2003      2002
------------------------------------------------------------------------------------------------------------
AST JP Morgan International Equity Portfolio
    With No Optional Benefits
    BOP Unit Value                                          $13.84      12.67      11.00      8.56
    EOP Unit Value                                          $16.71      13.84      12.67     11.00      8.56
    Number of Units                                      4,715,269  5,621,836  3,227,381 2,415,394 2,569,506
    With LT5, HDV, and EBP
    BOP Unit Value                                          $10.53       9.91          -         -
    EOP Unit Value                                          $12.55      10.53          -         -         -
    Number of Units                                              -          -          -         -         -
------------------------------------------------------------------------------------------------------------
AST International Growth
 formerly, AST William Blair International Growth (1997)
    With No Optional Benefits
    BOP Unit Value                                          $17.54      15.30      13.39      9.72
    EOP Unit Value                                          $20.87      17.54      15.30     13.39      9.72
    Number of Units                                      9,628,446 12,141,522 11,265,469 5,547,558   835,523
    With LT5, HDV, and EBP
    BOP Unit Value                                          $11.16       9.92          -         -
    EOP Unit Value                                          $13.10      11.16          -         -         -
    Number of Units                                              -          -          -         -         -
------------------------------------------------------------------------------------------------------------
AST International Value
 formerly, AST LSV International Value
    With No Optional Benefits
    BOP Unit Value                                          $14.36      12.84      10.79      8.19
    EOP Unit Value                                          $18.00      14.36      12.84     10.79      8.19
    Number of Units                                      3,305,620  2,013,544  1,897,469 1,201,268   269,995
    With LT5, HDV, and EBP
    BOP Unit Value                                          $10.59       9.92          -         -
    EOP Unit Value                                          $13.09      10.59          -         -         -
    Number of Units                                              -          -          -         -         -
------------------------------------------------------------------------------------------------------------
AST MFS Global Equity (1999)
    With No Optional Benefits
    BOP Unit Value                                          $13.92      13.16      11.30      9.04
    EOP Unit Value                                          $17.02      13.92      13.16     11.30      9.04
    Number of Units                                      2,905,252  1,907,776  2,276,801 1,393,001   969,509
    With LT5, HDV, and EBP
    BOP Unit Value                                          $10.36       9.96          -         -
    EOP Unit Value                                          $12.49      10.36          -         -         -
    Number of Units                                              -          -          -         -         -
------------------------------------------------------------------------------------------------------------
AST Small Cap Growth
    With No Optional Benefits
    BOP Unit Value                                           $9.04       9.05       9.89      6.92
    EOP Unit Value                                          $10.01       9.04       9.05      9.89      6.92
    Number of Units                                      1,867,490  2,134,730  2,242,129 3,292,593 1,970,250
    With LT5, HDV, and EBP
    BOP Unit Value                                          $10.31      10.04          -         -
    EOP Unit Value                                          $11.27      10.31          -         -         -
    Number of Units                                              -          -          -         -         -
------------------------------------------------------------------------------------------------------------
AST Neuberger Berman Small-Cap Growth
 formerly, AST DeAM Small-Cap Growth (1999)
    With No Optional Benefits
    BOP Unit Value                                          $11.83      11.98      11.13      7.67
    EOP Unit Value                                          $12.53      11.83      11.98     11.13      7.67
    Number of Units                                      1,174,654  1,385,430  1,618,719 1,682,193   639,695
    With LT5, HDV, and EBP
    BOP Unit Value                                          $10.20      10.01          -         -
    EOP Unit Value                                          $10.66      10.20          -         -         -
    Number of Units                                              -          -          -         -         -

-----------------------------------------------------------------------------------------------
Sub-account                                  2006       2005       2004       2003      2002
-----------------------------------------------------------------------------------------------
AST Federated Aggressive Growth (2000)
    With No Optional Benefits
    BOP Unit Value                            $16.60      15.42      12.74       7.64
    EOP Unit Value                            $18.43      16.60      15.42      12.74      7.64
    Number of Units                        4,641,175  5,464,856  4,808,453  3,085,373 1,255,415
    With LT5, HDV, and EBP
    BOP Unit Value                            $10.84      10.00          -          -
    EOP Unit Value                            $11.87      10.84          -          -         -
    Number of Units                                -          -          -          -         -
-----------------------------------------------------------------------------------------------
AST Goldman Sachs Small-Cap Value (1997)
    With No Optional Benefits
    BOP Unit Value                            $15.68      15.19      12.85       9.26
    EOP Unit Value                            $18.08      15.68      15.19      12.85      9.26
    Number of Units                        1,000,596  1,243,642  1,541,896  1,504,296 1,492,775
    With LT5, HDV, and EBP
    BOP Unit Value                            $10.44      10.05          -          -
    EOP Unit Value                            $11.87      10.44          -          -         -
    Number of Units                                -          -          -          -         -
-----------------------------------------------------------------------------------------------
AST Small-Cap Value (1997)
    With No Optional Benefits
    BOP Unit Value                            $14.91      14.22      12.42       9.30
    EOP Unit Value                            $17.61      14.91      14.22      12.42      9.30
    Number of Units                        9,098,178 11,285,282 10,785,030 10,183,346 6,141,523
    With LT5, HDV, and EBP
    BOP Unit Value                            $10.53      10.05          -          -
    EOP Unit Value                            $12.26      10.53          -          -         -
    Number of Units                                -          -          -          -         -
-----------------------------------------------------------------------------------------------
AST DeAM Small-Cap Value (2002)
    With No Optional Benefits
    BOP Unit Value                            $12.92      12.99      10.81       7.66
    EOP Unit Value                            $15.25      12.92      12.99      10.81      7.66
    Number of Units                        1,874,276  2,106,236  2,143,020  1,134,865   423,387
    With LT5, HDV, and EBP
    BOP Unit Value                             $9.90      10.04          -          -
    EOP Unit Value                            $11.53       9.90          -          -         -
    Number of Units                                -          -          -          -         -
-----------------------------------------------------------------------------------------------
AST Goldman Sachs Mid-Cap Growth (2000)
    With No Optional Benefits
    BOP Unit Value                            $12.16      11.80      10.31       7.97
    EOP Unit Value                            $12.71      12.16      11.80      10.31      7.97
    Number of Units                        4,189,111  5,391,424  4,375,813  3,027,057 1,273,118
    With LT5, HDV, and EBP
    BOP Unit Value                            $10.46      10.00          -          -
    EOP Unit Value                            $10.78      10.46          -          -         -
    Number of Units                                -          -          -          -         -
-----------------------------------------------------------------------------------------------
AST Neuberger Berman Mid-Cap Growth (1994)
    With No Optional Benefits
    BOP Unit Value                            $12.12      10.86       9.51       7.41
    EOP Unit Value                            $13.59      12.12      10.86       9.51      7.41
    Number of Units                        5,378,198  5,728,446  4,715,301  3,415,318 2,175,250
    With LT5, HDV, and EBP
    BOP Unit Value                            $11.21      10.05          -          -
    EOP Unit Value                            $12.40      11.21          -          -         -
    Number of Units                                -          -          -          -         -
-----------------------------------------------------------------------------------------------
AST Neuberger Berman Mid-Cap Value (1993)
    With No Optional Benefits
    BOP Unit Value                            $15.99      14.51      12.01       8.96
    EOP Unit Value                            $17.42      15.99      14.51      12.01      8.96
    Number of Units                        9,574,218 12,260,007 11,461,684  8,530,129 5,118,558
    With LT5, HDV, and EBP
    BOP Unit Value                            $10.76      10.02          -          -
    EOP Unit Value                            $11.56      10.76          -          -         -
    Number of Units                                -          -          -          -         -

---------------------------------------------------------------------------------------------------
Sub-account                                     2006       2005       2004       2003       2002
---------------------------------------------------------------------------------------------------
AST Alger All-Cap Growth (2000)
    With No Optional Benefits
    BOP Unit Value                               $11.10       9.67       9.07       6.80
    EOP Unit Value                                    -     $11.10       9.67       9.07       6.80
    Number of Units                                   -          -  1,798,457  2,002,166    658,419
    With LT5, HDV, and EBP
    BOP Unit Value                               $11.59      10.09          -          -
    EOP Unit Value                                    -     $11.59          -          -          -
    Number of Units                                   -          -          -          -          -
---------------------------------------------------------------------------------------------------
AST Mid-Cap Value (2000)
    With No Optional Benefits
    BOP Unit Value                               $12.83      12.38      10.91       8.17
    EOP Unit Value                               $14.42      12.83      12.38      10.91       8.17
    Number of Units                           1,907,063  1,988,252  2,587,064  2,513,413  1,200,225
    With LT5, HDV, and EBP
    BOP Unit Value                               $10.24      10.06          -          -
    EOP Unit Value                               $11.34      10.24          -          -          -
    Number of Units                                   -          -          -          -          -
---------------------------------------------------------------------------------------------------
AST T. Rowe Price Natural Resources (1995)
    With No Optional Benefits
    BOP Unit Value                               $21.00      16.25      12.59       9.59
    EOP Unit Value                               $23.93      21.00      16.25      12.59       9.59
    Number of Units                           2,942,718  3,677,614  2,040,188  2,011,627    724,670
    With LT5, HDV, and EBP
    BOP Unit Value                               $11.61      10.00          -          -
    EOP Unit Value                               $13.05      11.61          -          -          -
    Number of Units                                   -          -          -          -          -
---------------------------------------------------------------------------------------------------
AST T. Rowe Price Large-Cap Growth
    With No Optional Benefits
    BOP Unit Value                               $10.81       9.44       9.08       7.46
    EOP Unit Value                               $11.23      10.81       9.44       9.08       7.46
    Number of Units                           4,132,529  3,925,740  2,378,881  2,098,873  1,869,353
    With LT5, HDV, and EBP
    BOP Unit Value                               $11.98      10.02          -          -
    EOP Unit Value                               $12.28      11.98          -          -          -
    Number of Units                                   -          -          -          -          -
---------------------------------------------------------------------------------------------------
AST MFS Growth (1999)
    With No Optional Benefits
    BOP Unit Value                               $10.43       9.97       9.16       7.58
    EOP Unit Value                               $11.25      10.43       9.97       9.16       7.58
    Number of Units                           4,572,301  5,915,443  4,529,834  4,784,269  2,930,432
    With LT5, HDV, and EBP
    BOP Unit Value                               $10.64      10.04          -          -
    EOP Unit Value                               $11.32      10.64          -          -          -
    Number of Units                                   -          -          -          -          -
---------------------------------------------------------------------------------------------------
AST Marsico Capital Growth (1997)
    With No Optional Benefits
    BOP Unit Value                               $12.88      12.26      10.78       8.32
    EOP Unit Value                               $13.59      12.88      12.26      10.78       8.32
    Number of Units                          26,497,526 32,140,125 28,117,310 20,138,164 10,144,317
    With LT5, HDV, and EBP
    BOP Unit Value                               $10.78      10.12          -          -
    EOP Unit Value                               $11.21      10.78          -          -          -
    Number of Units                                   -          -          -          -          -
---------------------------------------------------------------------------------------------------
AST Goldman Sachs Concentrated Growth (1992)
    With No Optional Benefits
    BOP Unit Value                                $9.80       9.64       9.45       7.67
    EOP Unit Value                               $10.60       9.80       9.64       9.45       7.67
    Number of Units                           2,498,654  2,531,900  2,785,100  2,053,023  1,349,939
    With LT5, HDV, and EBP
    BOP Unit Value                               $10.64      10.03          -          -
    EOP Unit Value                               $11.35      10.64          -          -          -
    Number of Units                                   -          -          -          -          -

----------------------------------------------------------------------------------------------------
Sub-account                                       2006       2005       2004       2003      2002
----------------------------------------------------------------------------------------------------
AST DeAM Large-Cap Value (2000)
    With No Optional Benefits
    BOP Unit Value                                 $13.47      12.53      10.78       8.66
    EOP Unit Value                                 $16.13      13.47      12.53      10.78      8.66
    Number of Units                             4,397,725  2,585,881  2,351,197  1,072,256   664,649
    With LT5, HDV, and EBP
    BOP Unit Value                                 $10.59      10.08          -          -
    EOP Unit Value                                 $12.51      10.59          -          -         -
    Number of Units                                     -          -          -          -         -
----------------------------------------------------------------------------------------------------
AST AllianceBernstein Growth + Value (2001)
    With No Optional Benefits
    BOP Unit Value                                 $11.86      10.72       9.91       7.99
    EOP Unit Value                                      -     $11.86      10.72       9.91      7.99
    Number of Units                                     -          -  1,620,391  1,387,072   965,912
    With LT5, HDV, and EBP
    BOP Unit Value                                 $11.21      10.05          -          -
    EOP Unit Value                                      -     $11.21          -          -         -
    Number of Units                                     -          -          -          -         -
----------------------------------------------------------------------------------------------------
AST AllianceBernstein Core Value (2001)
    With No Optional Benefits
    BOP Unit Value                                 $12.86      12.39      11.06       8.76
    EOP Unit Value                                 $15.34      12.86      12.39      11.06      8.76
    Number of Units                             5,318,094  4,311,857  4,643,022  3,621,862 6,005,922
    With LT5, HDV, and EBP
    BOP Unit Value                                 $10.20      10.08          -          -
    EOP Unit Value                                 $12.00      10.20          -          -         -
    Number of Units                                     -          -          -          -         -
----------------------------------------------------------------------------------------------------
AST Cohen & Steers Real Estate (1998)
    With No Optional Benefits
    BOP Unit Value                                 $20.88      18.49      13.63      10.08
    EOP Unit Value                                 $28.08      20.88      18.49      13.63     10.08
    Number of Units                             3,925,105  3,749,124  4,080,179  3,097,315 1,563,489
    With LT5, HDV, and EBP
    BOP Unit Value                                 $11.88      10.15          -          -
    EOP Unit Value                                 $15.76      11.88          -          -         -
    Number of Units                                     -          -          -          -         -
----------------------------------------------------------------------------------------------------
AST AllianceBernstein Managed Index 500 (1998)
    With No Optional Benefits
    BOP Unit Value                                 $11.27      11.07      10.23       8.17
    EOP Unit Value                                 $12.48      11.27      11.07      10.23      8.17
    Number of Units                             6,255,253  6,774,078  6,845,369  5,442,511 3,662,406
    With LT5, HDV, and EBP
    BOP Unit Value                                 $10.28      10.05          -          -
    EOP Unit Value                                 $11.23      10.28          -          -         -
    Number of Units                                     -          -          -          -         -
----------------------------------------------------------------------------------------------------
AST American Century Income & Growth (1997)
    With No Optional Benefits
    BOP Unit Value                                 $11.90      11.57      10.45       8.25
    EOP Unit Value                                 $13.68      11.90      11.57      10.45      8.25
    Number of Units                             3,984,557  4,205,655  4,670,846  2,115,438 1,751,136
    With LT5, HDV, and EBP
    BOP Unit Value                                 $10.22      10.07          -          -
    EOP Unit Value                                 $11.58      10.22          -          -         -
    Number of Units                                     -          -          -          -         -
----------------------------------------------------------------------------------------------------
AST AllianceBernstein Growth & Income (1992)
    With No Optional Benefits
    BOP Unit Value                                 $11.81      11.46      10.50       8.06
    EOP Unit Value                                 $13.62      11.81      11.46      10.50      8.06
    Number of Units                            23,350,650 31,190,346 25,850,506 21,264,670 6,667,373
    With LT5, HDV, and EBP
    BOP Unit Value                                 $10.15      10.05          -          -
    EOP Unit Value                                 $11.55      10.15          -          -         -
    Number of Units                                     -          -          -          -         -

-------------------------------------------------------------------------------------------------------------
Sub-account                                                 2006      2005       2004       2003      2002
-------------------------------------------------------------------------------------------------------------
AST Large Cap Value
    With No Optional Benefits
    BOP Unit Value                                           $11.69     11.17       9.83       8.34
    EOP Unit Value                                           $13.62     11.69      11.17       9.83      8.34
    Number of Units                                       5,568,043 5,245,455  3,717,848  2,647,064 2,110,071
    With LT5, HDV, and EBP
    BOP Unit Value                                           $10.44     10.08          -          -
    EOP Unit Value                                           $11.99     10.44          -          -         -
    Number of Units                                               -         -          -          -         -
-------------------------------------------------------------------------------------------------------------
AST UBS Dynamic Alpha
 formerly, AST Global Allocation (1993)
    With No Optional Benefits
    BOP Unit Value                                           $11.77     11.19      10.24       8.71
    EOP Unit Value                                           $12.86     11.77      11.19      10.24      8.71
    Number of Units                                       1,120,866 1,055,033  1,061,887    898,161   847,517
    With LT5, HDV, and EBP
    BOP Unit Value - 3/14/2005                               $10.50     10.01          -          -
    EOP Unit Value                                           $11.32     10.50          -          -         -
    Number of Units                                               -         -          -          -         -
-------------------------------------------------------------------------------------------------------------
AST American Century Strategic Allocation
 formerly, AST American Century Strategic Balanced (1997)
    With No Optional Benefits
    BOP Unit Value                                           $11.79     11.46      10.69       9.14
    EOP Unit Value                                           $12.72     11.79      11.46      10.69      9.14
    Number of Units                                       2,165,859 2,294,531  2,335,598  2,045,205 1,126,058
    With LT5, HDV, and EBP
    BOP Unit Value                                           $10.20     10.04          -          -
    EOP Unit Value                                           $10.85     10.20          -          -         -
    Number of Units                                               -         -          -          -         -
-------------------------------------------------------------------------------------------------------------
AST T. Rowe Price Asset Allocation (1994)
    With No Optional Benefits
    BOP Unit Value                                           $12.49     12.13      11.09       9.09
    EOP Unit Value                                           $13.82     12.49      12.13      11.09      9.09
    Number of Units                                       4,776,442 4,192,626  3,551,315  2,243,566   921,329
    With LT5, HDV, and EBP
    BOP Unit Value                                           $10.24     10.03          -          -
    EOP Unit Value                                           $11.17     10.24          -          -         -
    Number of Units                                               -         -          -          -         -
-------------------------------------------------------------------------------------------------------------
AST T. Rowe Price Global Bond (1994)
    With No Optional Benefits
    BOP Unit Value                                           $12.64     13.45      12.59      11.34
    EOP Unit Value                                           $13.21     12.64      13.45      12.59     11.34
    Number of Units                                       6,093,700 6,261,824  4,717,822  2,962,471 1,739,313
    With LT5, HDV, and EBP
    BOP Unit Value                                            $9.34      9.95          -          -
    EOP Unit Value                                            $9.63      9.34          -          -         -
    Number of Units                                               -         -          -          -         -
-------------------------------------------------------------------------------------------------------------
AST High Yield
 formerly, AST High Yield Bond
    With No Optional Benefits
    BOP Unit Value                                           $12.62     12.69      11.61       9.71
    EOP Unit Value                                           $13.70     12.62      12.69      11.61      9.71
    Number of Units                                       9,653,937 9,658,908 13,717,128 12,201,163 5,592,940
    With LT5, HDV, and EBP
    BOP Unit Value                                            $9.75      9.98          -          -
    EOP Unit Value                                           $10.43      9.75          -          -         -
    Number of Units                                               -         -          -          -         -

----------------------------------------------------------------------------------------------------
Sub-account                                      2006       2005       2004       2003       2002
----------------------------------------------------------------------------------------------------
AST Lord Abbett Bond-Debenture (2000)
    With No Optional Benefits
    BOP Unit Value                                $12.20      12.26      11.61       9.94
    EOP Unit Value                                $13.17      12.20      12.26      11.61       9.94
    Number of Units                           10,147,675 12,427,806  8,369,008  7,751,236  4,146,530
    With LT5, HDV, and EBP
    BOP Unit Value                                 $9.84      10.00          -          -
    EOP Unit Value                                $10.48       9.84          -          -          -
    Number of Units                                    -          -          -          -          -
----------------------------------------------------------------------------------------------------
AST PIMCO Total Return Bond (1994)
    With No Optional Benefits
    BOP Unit Value                                $11.40      11.31      10.95      10.57
    EOP Unit Value                                $11.63      11.40      11.31      10.95      10.57
    Number of Units                           21,700,661 22,436,395 33,208,757 26,287,388 20,544,075
    With LT5, HDV, and EBP
    BOP Unit Value                                $10.04       9.99          -          -
    EOP Unit Value                                $10.10      10.04          -          -          -
    Number of Units                                    -          -          -          -          -
----------------------------------------------------------------------------------------------------
AST PIMCO Limited Maturity Bond (1995)
    With No Optional Benefits
    BOP Unit Value                                $10.54      10.55      10.51      10.34
    EOP Unit Value                                $10.76      10.54      10.55      10.51      10.34
    Number of Units                           22,394,558 28,031,653 21,299,789 15,242,856 11,274,642
    With LT5, HDV, and EBP
    BOP Unit Value                                 $9.94      10.00          -          -
    EOP Unit Value                                $10.01       9.94          -          -          -
    Number of Units                                    -          -          -          -          -
----------------------------------------------------------------------------------------------------
AST Money Market (1992)
    With No Optional Benefits
    BOP Unit Value                                 $9.88       9.78       9.86       9.96
    EOP Unit Value                                $10.16       9.88       9.78       9.86       9.96
    Number of Units                           46,325,237 42,442,274 29,870,585 32,730,501 36,255,772
    With LT5, HDV, and EBP
    BOP Unit Value                                 $9.99      10.00          -          -
    EOP Unit Value                                $10.13       9.99          -          -          -
    Number of Units                                    -          -          -          -          -
----------------------------------------------------------------------------------------------------
AST Aggressive Asset Allocation Portfolio
    With No Optional Benefits
    BOP Unit Value                                $10.00          -          -          -
    EOP Unit Value                                $11.38      10.00          -          -          -
    Number of Units                            5,212,589    649,829          -          -          -
    With LT5, HDV, and EBP
    BOP Unit Value                                 $9.99      10.00          -          -
    EOP Unit Value                                $11.21       9.99          -          -          -
    Number of Units                                    -          -          -          -          -
----------------------------------------------------------------------------------------------------
AST Capital Growth Asset Allocation Portfolio
    With No Optional Benefits
    BOP Unit Value                                $10.01          -          -          -
    EOP Unit Value                                $11.19      10.01          -          -          -
    Number of Units                           23,048,850  2,586,012          -          -          -
    With LT5, HDV, and EBP
    BOP Unit Value                                $10.00      10.00          -          -
    EOP Unit Value                                $11.02      10.00          -          -          -
    Number of Units                                2,672          -          -          -          -
----------------------------------------------------------------------------------------------------
AST Balanced Asset Allocation Portfolio
    With No Optional Benefits
    BOP Unit Value                                $10.02          -          -          -
    EOP Unit Value                                $11.01      10.02          -          -          -
    Number of Units                           21,829,919  2,726,484          -          -          -
    With LT5, HDV, and EBP
    BOP Unit Value                                $10.01      10.00          -          -
    EOP Unit Value                                $10.85      10.01          -          -          -
    Number of Units                               18,249          -          -          -          -

-------------------------------------------------------------------------------------------------------------------
Sub-account                                                           2006      2005      2004      2003     2002
-------------------------------------------------------------------------------------------------------------------
AST Conservative Asset Allocation Portfolio
    With No Optional Benefits
    BOP Unit Value                                                     $10.03         -         -         -
    EOP Unit Value                                                     $10.90     10.03         -         -       -
    Number of Units                                                 7,315,279   685,724         -         -       -
    With LT5, HDV, and EBP
    BOP Unit Value                                                     $10.02     10.00         -         -
    EOP Unit Value                                                     $10.74     10.02         -         -       -
    Number of Units                                                         -         -         -         -       -
-------------------------------------------------------------------------------------------------------------------
AST Preservation Asset Allocation Portfolio
    With No Optional Benefits
    BOP Unit Value                                                     $10.04         -         -         -
    EOP Unit Value                                                     $10.66     10.04         -         -       -
    Number of Units                                                 3,303,256   115,215         -         -       -
    With LT5, HDV, and EBP
    BOP Unit Value                                                     $10.03     10.00         -         -
    EOP Unit Value                                                     $10.50     10.03         -         -       -
    Number of Units                                                         -         -         -         -       -
-------------------------------------------------------------------------------------------------------------------
Gartmore Variable Investment Trust - GVIT Developing Markets (1996)
    With No Optional Benefits
    BOP Unit Value                                                     $20.72     16.02     13.60      8.66
    EOP Unit Value                                                     $27.43     20.72     16.02     13.60    8.66
    Number of Units                                                 2,835,328 3,395,891 2,103,950 1,763,660 283,466
    With LT5, HDV, and EBP
    BOP Unit Value                                                     $11.93      9.88         -         -
    EOP Unit Value                                                     $15.57     11.93         -         -       -
    Number of Units                                                         -         -         -         -       -
-------------------------------------------------------------------------------------------------------------------
WFVT Advantage Equity Income (1999)
    With No Optional Benefits
    BOP Unit Value                                                     $11.59     11.18     10.23      8.25
    EOP Unit Value                                                     $13.51     11.59     11.18     10.23    8.25
    Number of Units                                                   582,613   534,649   590,808   314,757 196,720
    With LT5, HDV, and EBP
    BOP Unit Value                                                     $10.08     10.07         -         -
    EOP Unit Value                                                     $11.60     10.08         -         -       -
    Number of Units                                                         -         -         -         -       -
-------------------------------------------------------------------------------------------------------------------
AIM V.I. - Dynamics (1999)
    With No Optional Benefits
    BOP Unit Value                                                     $11.67     10.72      9.61      7.09
    EOP Unit Value                                                     $13.33     11.67     10.72      9.61    7.09
    Number of Units                                                   605,730   602,064   668,032   889,464 543,762
    With LT5, HDV, and EBP
    BOP Unit Value                                                     $10.80     10.05         -         -
    EOP Unit Value                                                     $12.16     10.80         -         -       -
    Number of Units                                                         -         -         -         -       -
-------------------------------------------------------------------------------------------------------------------
AIM V.I. - Technology (1999)
    With No Optional Benefits
    BOP Unit Value                                                      $8.13      8.09      7.87      5.50
    EOP Unit Value                                                      $8.84      8.13      8.09      7.87    5.50
    Number of Units                                                   513,442   453,391   512,424   578,651 293,307
    With LT5, HDV, and EBP
    BOP Unit Value                                                     $10.60     10.00         -         -
    EOP Unit Value                                                     $11.36     10.60         -         -       -
    Number of Units                                                         -         -         -         -       -
-------------------------------------------------------------------------------------------------------------------
AIM V.I. - Health Sciences (1999)
    With No Optional Benefits
    BOP Unit Value                                                     $11.31     10.64     10.05      8.00
    EOP Unit Value                                                     $11.71     11.31     10.64     10.05    8.00
    Number of Units                                                 1,250,782 1,131,375   937,586   698,364 475,873
    With LT5, HDV, and EBP
    BOP Unit Value                                                     $11.04     10.06         -         -
    EOP Unit Value                                                     $11.27     11.04         -         -       -
    Number of Units                                                         -         -         -         -       -

------------------------------------------------------------------------------------------
Sub-account                                  2006      2005      2004      2003     2002
------------------------------------------------------------------------------------------
AIM V.I. - Financial Services (1999)
    With No Optional Benefits
    BOP Unit Value                            $12.43     11.94     11.17      8.76
    EOP Unit Value                            $14.24     12.43     11.94     11.17    8.76
    Number of Units                          778,674 1,042,992   585,185   607,265 366,258
    With LT5, HDV, and EBP
    BOP Unit Value                            $10.62     10.06         -         -
    EOP Unit Value                            $12.00     10.62         -         -       -
    Number of Units                                -         -         -         -       -
------------------------------------------------------------------------------------------
Evergreen VA - International Equity (2000)
    With No Optional Benefits
    BOP Unit Value                            $15.59     13.66     11.65      8.15
    EOP Unit Value                            $18.88     15.59     13.66     11.65    8.15
    Number of Units                        1,081,552   689,816   414,631   189,143 113,389
    With LT5, HDV, and EBP
    BOP Unit Value                            $10.88      9.90         -         -
    EOP Unit Value                            $13.00     10.88         -         -       -
    Number of Units                                -         -         -         -       -
------------------------------------------------------------------------------------------
Evergreen VA - Special Equity (1999)
    With No Optional Benefits
    BOP Unit Value                            $10.31     11.58     11.12      7.44
    EOP Unit Value                                 -     10.31     11.58     11.12    7.44
    Number of Units                                -         -   702,642   815,621 127,728
    With LT5, HDV, and EBP
    BOP Unit Value                             $9.26     10.02         -         -
    EOP Unit Value                                 -      9.26         -         -       -
    Number of Units                                -         -         -         -       -
------------------------------------------------------------------------------------------
Evergreen VA - Omega (2000)
    With No Optional Benefits
    BOP Unit Value                            $11.53     11.29     10.71      7.78
    EOP Unit Value                            $12.03     11.53     11.29     10.71    7.78
    Number of Units                          241,307   281,775   570,123   404,789  39,943
    With LT5, HDV, and EBP
    BOP Unit Value                            $10.50     10.02         -         -
    EOP Unit Value                            $10.79     10.50         -         -       -
    Number of Units                                -         -         -         -       -
------------------------------------------------------------------------------------------
Evergreen VA Growth Fund
    With No Optional Benefits
    BOP Unit Value                            $11.44         -
    EOP Unit Value                            $12.49     11.44         -
    Number of Units                          553,827   606,614         -
    With LT5, HDV, and EBP
    BOP Unit Value                            $11.33         -         -         -
    EOP Unit Value                            $12.20     11.33         -         -       -
    Number of Units                                -         -         -         -       -
------------------------------------------------------------------------------------------
ProFund VP - Europe 30 (1999)
    With No Optional Benefits
    BOP Unit Value                            $12.94     12.17     10.83      7.93
    EOP Unit Value                            $14.95     12.94     12.17     10.83    7.93
    Number of Units                        2,790,577 1,133,421 1,812,435 2,116,400 292,396
    With LT5, HDV, and EBP
    BOP Unit Value                            $10.41      9.99         -         -
    EOP Unit Value                            $11.87     10.41         -         -       -
    Number of Units                                -         -         -         -       -
------------------------------------------------------------------------------------------
ProFund VP - Asia 30 (2002)
    With No Optional Benefits
    BOP Unit Value                            $14.45     12.30     12.57      7.75
    EOP Unit Value                            $19.80     14.45     12.30     12.57    7.75
    Number of Units                        3,073,769 1,723,105   896,010   942,605 281,993
    With LT5, HDV, and EBP
    BOP Unit Value                            $11.10      9.99         -         -
    EOP Unit Value                            $14.99     11.10         -         -       -
    Number of Units                                -         -         -         -       -

-------------------------------------------------------------------------------------
Sub-account                             2006      2005      2004      2003     2002
-------------------------------------------------------------------------------------
ProFund VP - Japan (2002)
    With No Optional Benefits
    BOP Unit Value                       $13.31      9.55      9.03      7.24
    EOP Unit Value                       $14.51     13.31      9.55      9.03    7.24
    Number of Units                   1,650,266 3,413,955   710,879   426,718  65,845
    With LT5, HDV, and EBP
    BOP Unit Value                       $13.38      9.95         -         -
    EOP Unit Value                       $14.38     13.38         -         -       -
    Number of Units                           -         -         -         -       -
-------------------------------------------------------------------------------------
ProFund VP - Banks (2002)
    With No Optional Benefits
    BOP Unit Value                       $11.77     11.98     10.90      8.56
    EOP Unit Value                       $13.35     11.77     11.98     10.90    8.56
    Number of Units                     402,883   351,876   229,711    93,067 101,136
    With LT5, HDV, and EBP
    BOP Unit Value                       $10.10     10.08         -         -
    EOP Unit Value                       $11.31     10.10         -         -       -
    Number of Units                           -         -         -         -       -
-------------------------------------------------------------------------------------
ProFund VP - Basic Materials (2002)
    With No Optional Benefits
    BOP Unit Value                       $11.96     11.87     10.95      8.46
    EOP Unit Value                       $13.58     11.96     11.87     10.95    8.46
    Number of Units                     779,466   681,692   529,237 1,512,864  76,331
    With LT5, HDV, and EBP
    BOP Unit Value                        $9.48      9.98         -         -
    EOP Unit Value                       $10.62      9.48         -         -       -
    Number of Units                           -         -         -         -       -
-------------------------------------------------------------------------------------
ProFund VP - Biotechnology (2001)
    With No Optional Benefits
    BOP Unit Value                       $12.34     10.52      9.75      7.09
    EOP Unit Value                       $11.64     12.34     10.52      9.75    7.09
    Number of Units                     393,923   697,686   757,678   208,971 130,082
    With LT5, HDV, and EBP
    BOP Unit Value                       $13.48     10.48         -         -
    EOP Unit Value                       $12.55     13.48         -         -       -
    Number of Units                           -         -         -         -       -
-------------------------------------------------------------------------------------
ProFund VP - Consumer Services (2002)
    With No Optional Benefits
    BOP Unit Value                        $8.97      9.56      9.04      7.25
    EOP Unit Value                        $9.88      8.97      9.56      9.04    7.25
    Number of Units                     192,639    86,431   430,620   136,269 128,022
    With LT5, HDV, and EBP
    BOP Unit Value                        $9.66     10.04         -         -
    EOP Unit Value                       $10.50      9.66         -         -       -
    Number of Units                           -         -         -         -       -
-------------------------------------------------------------------------------------
ProFund VP - Consumer Goods (2002)
    With No Optional Benefits
    BOP Unit Value                       $10.15     10.36      9.64      8.28
    EOP Unit Value                       $11.25     10.15     10.36      9.64    8.28
    Number of Units                     548,567   161,037   369,007    58,425 148,446
    With LT5, HDV, and EBP
    BOP Unit Value                        $9.73     10.03         -         -
    EOP Unit Value                       $10.63      9.73         -         -       -
    Number of Units                           -         -         -         -       -
-------------------------------------------------------------------------------------
ProFund VP - Oil & Gas (2001)
    With No Optional Benefits
    BOP Unit Value                       $17.22     13.33     10.48      8.71
    EOP Unit Value                       $20.43     17.22     13.33     10.48    8.71
    Number of Units                   2,251,126 2,573,776 1,856,882 1,225,844 299,833
    With LT5, HDV, and EBP
    BOP Unit Value                       $10.92     10.07         -         -
    EOP Unit Value                       $12.78     10.92         -         -       -
    Number of Units                           -         -         -         -       -

-------------------------------------------------------------------------------------
Sub-account                           2006      2005      2004      2003      2002
-------------------------------------------------------------------------------------
ProFund VP - Financial (2001)
    With No Optional Benefits
    BOP Unit Value                     $12.46     12.19     11.23      8.85
    EOP Unit Value                     $14.38     12.46     12.19     11.23      8.85
    Number of Units                   913,872   616,873   553,342   398,159   221,377
    With LT5, HDV, and EBP
    BOP Unit Value                     $10.53     10.08         -         -
    EOP Unit Value                     $11.98     10.53         -         -         -
    Number of Units                         -         -         -         -         -
-------------------------------------------------------------------------------------
ProFund VP - Healthcare (2001)
    With No Optional Benefits
    BOP Unit Value                      $9.63      9.23      9.17      7.94
    EOP Unit Value                      $9.96      9.63      9.23      9.17      7.94
    Number of Units                 2,106,409 2,175,821 1,318,525   707,449   388,508
    With LT5, HDV, and EBP
    BOP Unit Value                     $10.46     10.09         -         -
    EOP Unit Value                     $10.68     10.46         -         -         -
    Number of Units                         -         -         -         -         -
-------------------------------------------------------------------------------------
ProFund VP - Industrial (2002)
    With No Optional Benefits
    BOP Unit Value                     $11.23     11.15     10.01      7.93
    EOP Unit Value                     $12.33     11.23     11.15     10.01      7.93
    Number of Units                   242,684   211,677   253,411   318,339    12,642
    With LT5, HDV, and EBP
    BOP Unit Value                     $10.06     10.06         -         -
    EOP Unit Value                     $10.90     10.06         -         -         -
    Number of Units                         -         -         -         -         -
-------------------------------------------------------------------------------------
ProFund VP - Internet (2002)
    With No Optional Benefits
    BOP Unit Value                     $18.90     17.89     15.00      8.57
    EOP Unit Value                     $18.84     18.90     17.89     15.00      8.57
    Number of Units                   200,072   467,320   992,879   206,876   306,572
    With LT5, HDV, and EBP
    BOP Unit Value                     $12.71      9.94         -         -
    EOP Unit Value                     $12.50     12.71         -         -         -
    Number of Units                         -         -         -         -         -
-------------------------------------------------------------------------------------
ProFund VP - Pharmaceuticals (2002)
    With No Optional Benefits
    BOP Unit Value                      $7.51      7.93      8.89      8.56
    EOP Unit Value                      $8.28      7.51      7.93      8.89      8.56
    Number of Units                   716,678   515,768   527,336   266,978   136,559
    With LT5, HDV, and EBP
    BOP Unit Value                      $9.44     10.02         -         -
    EOP Unit Value                     $10.27      9.44         -         -         -
    Number of Units                         -         -         -         -         -
-------------------------------------------------------------------------------------
ProFund VP - Precious Metals (2002)
    With No Optional Benefits
    BOP Unit Value                     $14.62     11.77     13.29      9.70
    EOP Unit Value                     $15.44     14.62     11.77     13.29      9.70
    Number of Units                 2,487,596 2,426,530 1,479,384 1,329,806 1,175,651
    With LT5, HDV, and EBP
    BOP Unit Value                     $12.00      9.89         -         -
    EOP Unit Value                     $12.49     12.00         -         -         -
    Number of Units                         -         -         -         -         -
-------------------------------------------------------------------------------------
ProFund VP - Real Estate (2001)
    With No Optional Benefits
    BOP Unit Value                     $16.96     16.15     12.91      9.86
    EOP Unit Value                     $22.10     16.96     16.15     12.91      9.86
    Number of Units                   926,728   501,989 1,816,706   462,906   441,318
    With LT5, HDV, and EBP
    BOP Unit Value                     $11.17     10.15         -         -
    EOP Unit Value                     $14.36     11.17         -         -         -
    Number of Units                         -         -         -         -         -

----------------------------------------------------------------------------------------
Sub-account                              2006      2005      2004      2003      2002
----------------------------------------------------------------------------------------
ProFund VP - Semiconductor (2002)
    With No Optional Benefits
    BOP Unit Value                         $7.64      7.15      9.51      5.14
    EOP Unit Value                         $6.98      7.64      7.15      9.51      5.14
    Number of Units                      339,250   746,085   694,352   423,958    93,241
    With LT5, HDV, and EBP
    BOP Unit Value                        $10.65     10.04         -         -
    EOP Unit Value                         $9.60     10.65         -         -         -
    Number of Units                            -         -         -         -         -
----------------------------------------------------------------------------------------
ProFund VP - Technology (2001)
    With No Optional Benefits
    BOP Unit Value                         $8.45      8.48      8.66      6.03
    EOP Unit Value                         $8.98      8.45      8.48      8.66      6.03
    Number of Units                      673,628   577,739   727,580   497,972   254,131
    With LT5, HDV, and EBP
    BOP Unit Value                        $10.54     10.03         -         -
    EOP Unit Value                        $11.05     10.54         -         -         -
    Number of Units                            -         -         -         -         -
----------------------------------------------------------------------------------------
ProFund VP - Telecommunications (2001)
    With No Optional Benefits
    BOP Unit Value                         $7.52      8.19      7.21      7.15
    EOP Unit Value                         $9.93      7.52      8.19      7.21      7.15
    Number of Units                    1,277,316   456,586   460,848   398,350   272,408
    With LT5, HDV, and EBP
    BOP Unit Value                         $9.74     10.03         -         -
    EOP Unit Value                        $12.68      9.74         -         -         -
    Number of Units                            -         -         -         -         -
----------------------------------------------------------------------------------------
ProFund VP - Utilities (2001)
    With No Optional Benefits
    BOP Unit Value                        $12.37     11.13      9.34      7.83
    EOP Unit Value                        $14.51     12.37     11.13      9.34      7.83
    Number of Units                    2,195,309 1,996,877 1,060,939   618,427   521,419
    With LT5, HDV, and EBP
    BOP Unit Value                        $10.60     10.17         -         -
    EOP Unit Value                        $12.26     10.60         -         -         -
    Number of Units                            -         -         -         -         -
----------------------------------------------------------------------------------------
ProFund VP - Bull (2002)
    With No Optional Benefits
    BOP Unit Value                        $10.64     10.53      9.84      7.97
    EOP Unit Value                        $11.90     10.64     10.53      9.84      7.97
    Number of Units                    7,031,661 7,846,866 8,215,357 3,563,562   954,792
    With LT5, HDV, and EBP
    BOP Unit Value                        $10.12     10.05         -         -
    EOP Unit Value                        $11.16     10.12         -         -         -
    Number of Units                            -         -         -         -         -
----------------------------------------------------------------------------------------
ProFund VP - Bear (2001)
    With No Optional Benefits
    BOP Unit Value                         $7.23      7.45      8.44     11.38
    EOP Unit Value                         $6.57      7.23      7.45      8.44     11.38
    Number of Units                    1,868,606 2,169,662 1,202,243 1,886,515 1,532,543
    With LT5, HDV, and EBP
    BOP Unit Value                         $9.54      9.94         -         -
    EOP Unit Value                         $8.56      9.54         -         -         -
    Number of Units                            -         -         -         -         -
----------------------------------------------------------------------------------------
ProFund VP - Ultra Bull (2001)
    With No Optional Benefits
    BOP Unit Value                        $11.87     11.76     10.20      6.78
    EOP Unit Value                        $14.36     11.87     11.76     10.20      6.78
    Number of Units                    1,596,920 1,158,025 2,817,803 1,431,345   297,435
    With LT5, HDV, and EBP
    BOP Unit Value                        $10.25     10.11         -         -
    EOP Unit Value                        $12.23     10.25         -         -         -
    Number of Units                            -         -         -         -         -

-------------------------------------------------------------------------------------
Sub-account                           2006      2005      2004      2003      2002
-------------------------------------------------------------------------------------
ProFund VP - OTC (2001)
    With No Optional Benefits
    BOP Unit Value                      $9.80      9.94      9.32      6.45
    EOP Unit Value                     $10.16      9.80      9.94      9.32      6.45
    Number of Units                 1,764,614 2,467,486 4,885,351 4,445,234 1,346,852
    With LT5, HDV, and EBP
    BOP Unit Value                     $10.55     10.06         -         -
    EOP Unit Value                     $10.79     10.55         -         -         -
    Number of Units                         -         -         -         -         -
-------------------------------------------------------------------------------------
ProFund VP - Short OTC (2002)
    With No Optional Benefits
    BOP Unit Value                      $5.88      5.93      6.78     11.00
    EOP Unit Value                      $5.70      5.88      5.93      6.78     11.00
    Number of Units                 1,891,265 2,494,112   908,064 1,535,439   433,181
    With LT5, HDV, and EBP
    BOP Unit Value                      $9.14      9.94         -         -
    EOP Unit Value                      $8.75      9.14         -         -         -
    Number of Units                         -         -         -         -         -
-------------------------------------------------------------------------------------
ProFund VP - UltraOTC (1999)
    With No Optional Benefits
    BOP Unit Value                      $7.47      7.89      7.03      3.53
    EOP Unit Value                      $7.70      7.47      7.89      7.03      3.53
    Number of Units                 2,319,572 4,740,165 6,592,447 3,410,589 1,003,123
    With LT5, HDV, and EBP
    BOP Unit Value                     $11.04     10.15         -         -
    EOP Unit Value                     $11.23     11.04         -         -         -
    Number of Units                         -         -         -         -         -
-------------------------------------------------------------------------------------
ProFund VP - Mid-Cap Value (2002)
    With No Optional Benefits
    BOP Unit Value                     $12.49     11.67     10.23      7.66
    EOP Unit Value                     $13.80     12.49     11.67     10.23      7.66
    Number of Units                 1,978,580 2,164,543 2,632,869 1,455,513   438,387
    With LT5, HDV, and EBP
    BOP Unit Value                     $10.60     10.09         -         -
    EOP Unit Value                     $11.55     10.60         -         -         -
    Number of Units                         -         -         -         -         -
-------------------------------------------------------------------------------------
ProFund VP - Mid-Cap Growth (2002)
    With No Optional Benefits
    BOP Unit Value                     $11.58     10.58      9.69      7.70
    EOP Unit Value                     $11.84     11.58     10.58      9.69      7.70
    Number of Units                 1,594,539 5,059,311 2,220,901 1,009,867   439,054
    With LT5, HDV, and EBP
    BOP Unit Value                     $10.76     10.06         -         -
    EOP Unit Value                     $10.85     10.76         -         -         -
    Number of Units                         -         -         -         -         -
-------------------------------------------------------------------------------------
ProFund VP - UltraMid-Cap (2002)
    With No Optional Benefits
    BOP Unit Value                     $13.91     11.99      9.55      5.71
    EOP Unit Value                     $15.14     13.91     11.99      9.55      5.71
    Number of Units                 1,588,771 1,935,487 3,106,849 1,112,311   477,953
    With LT5, HDV, and EBP
    BOP Unit Value                     $11.38     10.15         -         -
    EOP Unit Value                     $12.22     11.38         -         -         -
    Number of Units                         -         -         -         -         -
-------------------------------------------------------------------------------------
ProFund VP - Small-Cap Value (2002)
    With No Optional Benefits
    BOP Unit Value                     $11.35     11.10      9.39      7.09
    EOP Unit Value                     $13.11     11.35     11.10      9.39      7.09
    Number of Units                 2,446,357 1,398,442 4,088,760 5,144,632   994,778
    With LT5, HDV, and EBP
    BOP Unit Value                     $10.30     10.04         -         -
    EOP Unit Value                     $11.73     10.30         -         -         -
    Number of Units                         -         -         -         -         -

----------------------------------------------------------------------------------------------
Sub-account                                    2006      2005      2004      2003      2002
----------------------------------------------------------------------------------------------
ProFund VP - Small-Cap Growth (2002)
    With No Optional Benefits
    BOP Unit Value                              $12.67     11.98     10.16      7.69
    EOP Unit Value                              $13.54     12.67     11.98     10.16      7.69
    Number of Units                          1,643,633 4,579,887 4,677,820 3,868,951   772,260
    With LT5, HDV, and EBP
    BOP Unit Value                              $10.48     10.04         -         -
    EOP Unit Value                              $11.05     10.48         -         -         -
    Number of Units                                  -         -         -         -         -
----------------------------------------------------------------------------------------------
ProFund VP - UltraSmall-Cap (1999)
    With No Optional Benefits
    BOP Unit Value                              $15.23     15.52     12.04      6.14
    EOP Unit Value                              $18.87     15.23     15.52     12.04      6.14
    Number of Units                          1,580,595   816,755 5,098,565 1,702,558   212,085
    With LT5, HDV, and EBP
    BOP Unit Value                              $10.66     10.11         -         -
    EOP Unit Value                              $13.03     10.66         -         -         -
    Number of Units                                  -         -         -         -         -
----------------------------------------------------------------------------------------------
ProFund VP - U.S. Government Plus (2002)
    With No Optional Benefits
    BOP Unit Value                              $12.64     11.79     11.08     11.56
    EOP Unit Value                              $11.86     12.64     11.79     11.08     11.56
    Number of Units                            821,668 2,312,868 1,051,158   731,470 2,486,854
    With LT5, HDV, and EBP
    BOP Unit Value                              $10.54     10.08         -         -
    EOP Unit Value                               $9.76     10.54         -         -         -
    Number of Units                                  -         -         -         -         -
----------------------------------------------------------------------------------------------
ProFund VP - Rising Rates Opportunity (2002)
    With No Optional Benefits
    BOP Unit Value                               $6.00      6.63      7.56      8.02
    EOP Unit Value                               $6.50      6.00      6.63      7.56      8.02
    Number of Units                          4,567,551 3,415,324 5,314,528 1,817,924   165,792
    With LT5, HDV, and EBP
    BOP Unit Value                               $9.08      9.91         -         -
    EOP Unit Value                               $9.71      9.08         -         -         -
    Number of Units                                  -         -         -         -         -
----------------------------------------------------------------------------------------------
ProFund VP Large-Cap Growth
    With No Optional Benefits
    BOP Unit Value                              $10.30     10.37         -         -
    EOP Unit Value                              $11.05     10.30     10.37         -         -
    Number of Units                          2,181,106 2,620,751    72,725         -         -
    With LT5, HDV, and EBP
    BOP Unit Value                               $9.98     10.03         -         -
    EOP Unit Value                              $10.56      9.98         -         -         -
    Number of Units                                  -         -         -         -         -
----------------------------------------------------------------------------------------------
ProFund VP Large-Cap Value
    With No Optional Benefits
    BOP Unit Value                              $10.51     10.37         -         -
    EOP Unit Value                              $12.26     10.51     10.37         -         -
    Number of Units                          4,023,312 2,141,308   159,605         -         -
    With LT5, HDV, and EBP
    BOP Unit Value                              $10.20     10.07         -         -
    EOP Unit Value                              $11.74     10.20         -         -         -
    Number of Units                                  -         -         -         -         -
----------------------------------------------------------------------------------------------
ProFund VP Short Mid Cap
    With No Optional Benefits
    BOP Unit Value                               $8.64      9.70         -         -
    EOP Unit Value                               $8.18      8.64      9.70         -         -
    Number of Units                            254,207   364,782    39,360         -         -
    With LT5, HDV, and EBP
    BOP Unit Value                               $8.94      9.93         -         -
    EOP Unit Value                               $8.36      8.94         -         -         -
    Number of Units                                  -         -         -         -         -

------------------------------------------------------------------------------------
Sub-account                                2006      2005      2004     2003   2002
------------------------------------------------------------------------------------
ProFund VP Short Small-Cap
    With No Optional Benefits
    BOP Unit Value                           $9.11      9.54         -      -
    EOP Unit Value                           $7.90      9.11      9.54      -      -
    Number of Units                        560,897   220,843   136,809      -      -
    With LT5, HDV, and EBP
    BOP Unit Value                           $9.17      9.95         -      -
    EOP Unit Value                           $7.84      9.17         -      -      -
    Number of Units                              -         -         -      -      -
------------------------------------------------------------------------------------
Access VP High Yield
    With No Optional Benefits
    BOP Unit Value                          $10.56         -
    EOP Unit Value                          $11.38     10.56         -
    Number of Units                      1,207,864   899,141
    With LT5, HDV, and EBP
    BOP Unit Value                          $10.47         -         -      -
    EOP Unit Value                          $11.12     10.47         -      -      -
    Number of Units                              -         -         -      -      -
------------------------------------------------------------------------------------
First Trust(R) 10 Uncommon Values (2000)
    With No Optional Benefits
    BOP Unit Value                           $9.92     10.03      9.16   6.80
    EOP Unit Value                          $10.15      9.92     10.03   9.16   6.80
    Number of Units                        100,227    87,726    91,924 66,435 19,826
    With LT5, HDV, and EBP
    BOP Unit Value                           $9.74     10.00         -      -
    EOP Unit Value                           $9.83      9.74         -      -      -
    Number of Units                              -         -         -      -      -
------------------------------------------------------------------------------------
First Trust Global Dividend Target 15
    With No Optional Benefits
    BOP Unit Value                          $12.84     11.85         -      -
    EOP Unit Value                          $17.48     12.84     11.85      -      -
    Number of Units                      1,507,757   590,605   311,233      -      -
    With LT5, HDV, and EBP
    BOP Unit Value                          $10.83     10.03         -      -
    EOP Unit Value                          $14.54     10.83         -      -      -
    Number of Units                              -         -         -      -      -
------------------------------------------------------------------------------------
First Trust Managed VIP
    With No Optional Benefits
    BOP Unit Value                          $11.94     11.32         -      -
    EOP Unit Value                          $13.10     11.94     11.32      -      -
    Number of Units                      2,772,210 2,420,873 1,777,316      -      -
    With LT5, HDV, and EBP
    BOP Unit Value                          $10.43     10.02         -      -
    EOP Unit Value                          $11.29     10.43         -      -      -
    Number of Units                              -         -         -      -      -
------------------------------------------------------------------------------------
First Trust NASDAQ Target 15
    With No Optional Benefits
    BOP Unit Value                          $10.83     10.66         -      -
    EOP Unit Value                          $11.60     10.83     10.66      -      -
    Number of Units                        199,508   134,177    82,809      -      -
    With LT5, HDV, and EBP
    BOP Unit Value                          $10.75     10.06         -      -
    EOP Unit Value                          $11.35     10.75         -      -      -
    Number of Units                              -         -         -      -      -
------------------------------------------------------------------------------------
First Trust S&P Target 24
    With No Optional Benefits
    BOP Unit Value                          $11.01     10.75         -      -
    EOP Unit Value                          $11.14     11.01     10.75      -      -
    Number of Units                        290,152   304,840   173,851      -      -
    With LT5, HDV, and EBP
    BOP Unit Value                          $10.48     10.10         -      -
    EOP Unit Value                          $10.46     10.48         -      -      -
    Number of Units                              -         -         -      -      -

--------------------------------------------------------------------------------------
Sub-account                                        2006      2005     2004   2003 2002
--------------------------------------------------------------------------------------
First Trust The Dow Target 10
    With No Optional Benefits
    BOP Unit Value                                   $9.98     10.48       -  -
    EOP Unit Value                                  $12.32      9.98   10.48  -    -
    Number of Units                                481,064   194,864 155,695  -    -
    With LT5, HDV, and EBP
    BOP Unit Value                                   $9.53     10.03       -  -
    EOP Unit Value                                  $11.61      9.53       -  -    -
    Number of Units                                      -         -       -  -    -
--------------------------------------------------------------------------------------
First Trust Dow Target Dividend
    With No Optional Benefits
    BOP Unit Value                                   $9.76         -       -  -
    EOP Unit Value                                  $11.34      9.76       -  -    -
    Number of Units                              2,310,768 1,240,527       -  -    -
    With LT5, HDV, and EBP
    BOP Unit Value                                   $9.67         -       -  -
    EOP Unit Value                                  $11.08      9.67       -  -    -
    Number of Units                                      -         -       -  -    -
--------------------------------------------------------------------------------------
First Trust Value Line Target 25
    With No Optional Benefits
    BOP Unit Value                                  $14.82     12.59       -  -
    EOP Unit Value                                  $15.00     14.82   12.59  -    -
    Number of Units                              1,119,827 1,068,339 389,792  -    -
    With LT5, HDV, and EBP
    BOP Unit Value                                  $11.11     10.00       -  -
    EOP Unit Value                                  $11.08     11.11       -  -    -
    Number of Units                                      -         -       -  -    -
--------------------------------------------------------------------------------------
SP International Growth
 formerly, SP William Blair International Growth
    With No Optional Benefits
    BOP Unit Value                                  $12.05     10.53       -  -
    EOP Unit Value                                  $14.35     12.05   10.53  -    -
    Number of Units                                742,865   672,243 269,671  -    -
    With LT5, HDV, and EBP
    BOP Unit Value                                  $11.18      9.93       -  -
    EOP Unit Value                                  $13.12     11.18       -  -    -
    Number of Units                                      -         -       -  -    -
--------------------------------------------------------------------------------------
AST Advanced Strategies Portfolio
    With No Optional Benefits
    BOP Unit Value                                  $10.00         -       -  -
    EOP Unit Value                                  $10.66         -       -  -    -
    Number of Units                              5,258,474         -       -  -    -
    With LT5, HDV, and EBP
    BOP Unit Value                                  $10.00         -       -  -
    EOP Unit Value                                  $10.54         -       -  -    -
    Number of Units                                      -         -       -  -    -
--------------------------------------------------------------------------------------
AST First Trust Balanced Target Portfolio
    With No Optional Benefits
    BOP Unit Value                                  $10.00         -       -  -
    EOP Unit Value                                  $10.58         -       -  -    -
    Number of Units                              3,781,525         -       -  -    -
    With LT5, HDV, and EBP
    BOP Unit Value                                  $10.00         -       -  -
    EOP Unit Value                                  $10.47         -       -  -    -
    Number of Units                                      -         -       -  -    -
--------------------------------------------------------------------------------------
AST First Trust Capital Appreciation Portfolio
    With No Optional Benefits
    BOP Unit Value                                  $10.00         -       -  -
    EOP Unit Value                                  $10.48         -       -  -    -
    Number of Units                              3,795,562         -       -  -    -
    With LT5, HDV, and EBP
    BOP Unit Value                                  $10.00         -       -  -
    EOP Unit Value                                  $10.37         -       -  -    -
    Number of Units                                      -         -       -  -    -

 ASXT Six - Prospectus


------------------------------------------------------------------------------------------------------------
Sub-account                                                2006       2005       2004      2003      2002
------------------------------------------------------------------------------------------------------------
AST JP Morgan International Equity Portfolio
    With No Optional Benefits
    BOP Unit Value                                          $13.84      12.67      11.00      8.56
    EOP Unit Value                                          $16.71      13.84      12.67     11.00      8.56
    Number of Units                                      4,715,269  5,621,836  3,227,381 2,415,394 2,569,506
    With LT5, HDV, and EBP
    BOP Unit Value                                          $10.53          -          -         -
    EOP Unit Value                                          $12.55      10.53          -         -         -
    Number of Units                                              -          -          -         -         -
------------------------------------------------------------------------------------------------------------
AST International Growth
 formerly, AST William Blair International Growth (1997)
    With No Optional Benefits
    BOP Unit Value                                          $17.54      15.30      13.39      9.72
    EOP Unit Value                                          $20.87      17.54      15.30     13.39      9.72
    Number of Units                                      9,628,446 12,141,522 11,265,469 5,547,558   835,523
    With LT5, HDV, and EBP
    BOP Unit Value                                          $11.16          -          -         -
    EOP Unit Value                                          $13.10      11.16          -         -         -
    Number of Units                                              -          -          -         -         -
------------------------------------------------------------------------------------------------------------
AST International Value
 formerly, AST LSV International Value
    With No Optional Benefits
    BOP Unit Value                                          $14.36      12.84      10.79      8.19
    EOP Unit Value                                          $18.00      14.36      12.84     10.79      8.19
    Number of Units                                      3,305,620  2,013,544  1,897,469 1,201,268   269,995
    With LT5, HDV, and EBP
    BOP Unit Value                                          $10.59          -          -         -
    EOP Unit Value                                          $13.09      10.59          -         -         -
    Number of Units                                              -          -          -         -         -
------------------------------------------------------------------------------------------------------------
AST MFS Global Equity (1999)
    With No Optional Benefits
    BOP Unit Value                                          $13.92      13.16      11.30      9.04
    EOP Unit Value                                          $17.02      13.92      13.16     11.30      9.04
    Number of Units                                      2,905,252  1,907,776  2,276,801 1,393,001   969,509
    With LT5, HDV, and EBP
    BOP Unit Value                                          $10.36          -          -         -
    EOP Unit Value                                          $12.49      10.36          -         -         -
    Number of Units                                              -          -          -         -         -
------------------------------------------------------------------------------------------------------------
AST Small Cap Growth
    With No Optional Benefits
    BOP Unit Value                                           $9.04       9.05       9.89      6.92
    EOP Unit Value                                          $10.01       9.04       9.05      9.89      6.92
    Number of Units                                      1,867,490  2,134,730  2,242,129 3,292,593 1,970,250
    With LT5, HDV, and EBP
    BOP Unit Value                                          $10.31          -          -         -
    EOP Unit Value                                          $11.27      10.31          -         -         -
    Number of Units                                              -          -          -         -         -
------------------------------------------------------------------------------------------------------------
AST Neuberger Berman Small-Cap Growth
 formerly, AST DeAM Small-Cap Growth (1999)
    With No Optional Benefits
    BOP Unit Value                                          $11.83      11.98      11.13      7.67
    EOP Unit Value                                          $12.53      11.83      11.98     11.13      7.67
    Number of Units                                      1,174,654  1,385,430  1,618,719 1,682,193   639,695
    With LT5, HDV, and EBP
    BOP Unit Value                                          $10.20          -          -         -
    EOP Unit Value                                          $10.66      10.20          -         -         -
    Number of Units                                              -          -          -         -         -

-----------------------------------------------------------------------------------------------
Sub-account                                  2006       2005       2004       2003      2002
-----------------------------------------------------------------------------------------------
AST Federated Aggressive Growth (2000)
    With No Optional Benefits
    BOP Unit Value                            $16.60      15.42      12.74       7.64
    EOP Unit Value                            $18.43      16.60      15.42      12.74      7.64
    Number of Units                        4,641,175  5,464,856  4,808,453  3,085,373 1,255,415
    With LT5, HDV, and EBP
    BOP Unit Value                            $10.84          -          -          -
    EOP Unit Value                            $11.87      10.84          -          -         -
    Number of Units                                -          -          -          -         -
-----------------------------------------------------------------------------------------------
AST Goldman Sachs Small-Cap Value (1997)
    With No Optional Benefits
    BOP Unit Value                            $15.68      15.19      12.85       9.26
    EOP Unit Value                            $18.08      15.68      15.19      12.85      9.26
    Number of Units                        1,000,596  1,243,642  1,541,896  1,504,296 1,492,775
    With LT5, HDV, and EBP
    BOP Unit Value                            $10.44          -          -          -
    EOP Unit Value                            $11.87      10.44          -          -         -
    Number of Units                                -          -          -          -         -
-----------------------------------------------------------------------------------------------
AST Small-Cap Value (1997)
    With No Optional Benefits
    BOP Unit Value                            $14.91      14.22      12.42       9.30
    EOP Unit Value                            $17.61      14.91      14.22      12.42      9.30
    Number of Units                        9,098,178 11,285,282 10,785,030 10,183,346 6,141,523
    With LT5, HDV, and EBP
    BOP Unit Value                            $10.53          -          -          -
    EOP Unit Value                            $12.26      10.53          -          -         -
    Number of Units                                -          -          -          -         -
-----------------------------------------------------------------------------------------------
AST DeAM Small-Cap Value (2002)
    With No Optional Benefits
    BOP Unit Value                            $12.92      12.99      10.81       7.66
    EOP Unit Value                            $15.25      12.92      12.99      10.81      7.66
    Number of Units                        1,874,276  2,106,236  2,143,020  1,134,865   423,387
    With LT5, HDV, and EBP
    BOP Unit Value                             $9.90          -          -          -
    EOP Unit Value                            $11.53       9.90          -          -         -
    Number of Units                                -          -          -          -         -
-----------------------------------------------------------------------------------------------
AST Goldman Sachs Mid-Cap Growth (2000)
    With No Optional Benefits
    BOP Unit Value                            $12.16      11.80      10.31       7.97
    EOP Unit Value                            $12.71      12.16      11.80      10.31      7.97
    Number of Units                        4,189,111  5,391,424  4,375,813  3,027,057 1,273,118
    With LT5, HDV, and EBP
    BOP Unit Value                            $10.46          -          -          -
    EOP Unit Value                            $10.78      10.46          -          -         -
    Number of Units                                -          -          -          -         -
-----------------------------------------------------------------------------------------------
AST Neuberger Berman Mid-Cap Growth (1994)
    With No Optional Benefits
    BOP Unit Value                            $12.12      10.86       9.51       7.41
    EOP Unit Value                            $13.59      12.12      10.86       9.51      7.41
    Number of Units                        5,378,198  5,728,446  4,715,301  3,415,318 2,175,250
    With LT5, HDV, and EBP
    BOP Unit Value                            $11.21          -          -          -
    EOP Unit Value                            $12.40      11.21          -          -         -
    Number of Units                                -          -          -          -         -
-----------------------------------------------------------------------------------------------
AST Neuberger Berman Mid-Cap Value (1993)
    With No Optional Benefits
    BOP Unit Value                            $15.99      14.51      12.01       8.96
    EOP Unit Value                            $17.42      15.99      14.51      12.01      8.96
    Number of Units                        9,574,218 12,260,007 11,461,684  8,530,129 5,118,558
    With LT5, HDV, and EBP
    BOP Unit Value                            $10.76          -          -          -
    EOP Unit Value                            $11.56      10.76          -          -         -
    Number of Units                                -          -          -          -         -

---------------------------------------------------------------------------------------------------
Sub-account                                     2006       2005       2004       2003       2002
---------------------------------------------------------------------------------------------------
AST Alger All-Cap Growth (2000)
    With No Optional Benefits
    BOP Unit Value                               $11.10       9.67       9.07       6.80
    EOP Unit Value                                    -     $11.10       9.67       9.07       6.80
    Number of Units                                   -          -  1,798,457  2,002,166    658,419
    With LT5, HDV, and EBP
    BOP Unit Value                               $11.59          -          -          -
    EOP Unit Value                                    -     $11.59          -          -          -
    Number of Units                                   -          -          -          -          -
---------------------------------------------------------------------------------------------------
AST Mid-Cap Value (2000)
    With No Optional Benefits
    BOP Unit Value                               $12.83      12.38      10.91       8.17
    EOP Unit Value                               $14.42      12.83      12.38      10.91       8.17
    Number of Units                           1,907,063  1,988,252  2,587,064  2,513,413  1,200,225
    With LT5, HDV, and EBP
    BOP Unit Value                               $10.24          -          -          -
    EOP Unit Value                               $11.34      10.24          -          -          -
    Number of Units                                   -          -          -          -          -
---------------------------------------------------------------------------------------------------
AST T. Rowe Price Natural Resources (1995)
    With No Optional Benefits
    BOP Unit Value                               $21.00      16.25      12.59       9.59
    EOP Unit Value                               $23.93      21.00      16.25      12.59       9.59
    Number of Units                           2,942,718  3,677,614  2,040,188  2,011,627    724,670
    With LT5, HDV, and EBP
    BOP Unit Value                               $11.61          -          -          -
    EOP Unit Value                               $13.05      11.61          -          -          -
    Number of Units                                   -          -          -          -          -
---------------------------------------------------------------------------------------------------
AST T. Rowe Price Large-Cap Growth
    With No Optional Benefits
    BOP Unit Value                               $10.81       9.44       9.08       7.46
    EOP Unit Value                               $11.23      10.81       9.44       9.08       7.46
    Number of Units                           4,132,529  3,925,740  2,378,881  2,098,873  1,869,353
    With LT5, HDV, and EBP
    BOP Unit Value                               $11.98          -          -          -
    EOP Unit Value                               $12.28      11.98          -          -          -
    Number of Units                                   -          -          -          -          -
---------------------------------------------------------------------------------------------------
AST MFS Growth (1999)
    With No Optional Benefits
    BOP Unit Value                               $10.43       9.97       9.16       7.58
    EOP Unit Value                               $11.25      10.43       9.97       9.16       7.58
    Number of Units                           4,572,301  5,915,443  4,529,834  4,784,269  2,930,432
    With LT5, HDV, and EBP
    BOP Unit Value                               $10.64          -          -          -
    EOP Unit Value                               $11.32      10.64          -          -          -
    Number of Units                                   -          -          -          -          -
---------------------------------------------------------------------------------------------------
AST Marsico Capital Growth (1997)
    With No Optional Benefits
    BOP Unit Value                               $12.88      12.26      10.78       8.32
    EOP Unit Value                               $13.59      12.88      12.26      10.78       8.32
    Number of Units                          26,497,526 32,140,125 28,117,310 20,138,164 10,144,317
    With LT5, HDV, and EBP
    BOP Unit Value                               $10.78          -          -          -
    EOP Unit Value                               $11.21      10.78          -          -          -
    Number of Units                                   -          -          -          -          -
---------------------------------------------------------------------------------------------------
AST Goldman Sachs Concentrated Growth (1992)
    With No Optional Benefits
    BOP Unit Value                                $9.80       9.64       9.45       7.67
    EOP Unit Value                               $10.60       9.80       9.64       9.45       7.67
    Number of Units                           2,498,654  2,531,900  2,785,100  2,053,023  1,349,939
    With LT5, HDV, and EBP
    BOP Unit Value                               $10.64          -          -          -
    EOP Unit Value                               $11.35      10.64          -          -          -
    Number of Units                                   -          -          -          -          -

----------------------------------------------------------------------------------------------------
Sub-account                                       2006       2005       2004       2003      2002
----------------------------------------------------------------------------------------------------
AST DeAM Large-Cap Value (2000)
    With No Optional Benefits
    BOP Unit Value                                 $13.47      12.53      10.78       8.66
    EOP Unit Value                                 $16.13      13.47      12.53      10.78      8.66
    Number of Units                             4,397,725  2,585,881  2,351,197  1,072,256   664,649
    With LT5, HDV, and EBP
    BOP Unit Value                                 $10.59          -          -          -
    EOP Unit Value                                 $12.51      10.59          -          -         -
    Number of Units                                     -          -          -          -         -
----------------------------------------------------------------------------------------------------
AST AllianceBernstein Growth + Value (2001)
    With No Optional Benefits
    BOP Unit Value                                 $11.86      10.72       9.91       7.99
    EOP Unit Value                                      -     $11.86      10.72       9.91      7.99
    Number of Units                                     -          -  1,620,391  1,387,072   965,912
    With LT5, HDV, and EBP
    BOP Unit Value                                 $11.21          -          -          -
    EOP Unit Value                                      -     $11.21          -          -         -
    Number of Units                                     -          -          -          -         -
----------------------------------------------------------------------------------------------------
AST AllianceBernstein Core Value (2001)
    With No Optional Benefits
    BOP Unit Value                                 $12.86      12.39      11.06       8.76
    EOP Unit Value                                 $15.34      12.86      12.39      11.06      8.76
    Number of Units                             5,318,094  4,311,857  4,643,022  3,621,862 6,005,922
    With LT5, HDV, and EBP
    BOP Unit Value                                 $10.20          -          -          -
    EOP Unit Value                                 $12.00      10.20          -          -         -
    Number of Units                                     -          -          -          -         -
----------------------------------------------------------------------------------------------------
AST Cohen & Steers Real Estate (1998)
    With No Optional Benefits
    BOP Unit Value                                 $20.88      18.49      13.63      10.08
    EOP Unit Value                                 $28.08      20.88      18.49      13.63     10.08
    Number of Units                             3,925,105  3,749,124  4,080,179  3,097,315 1,563,489
    With LT5, HDV, and EBP
    BOP Unit Value                                 $11.88          -          -          -
    EOP Unit Value                                 $15.76      11.88          -          -         -
    Number of Units                                     -          -          -          -         -
----------------------------------------------------------------------------------------------------
AST AllianceBernstein Managed Index 500 (1998)
    With No Optional Benefits
    BOP Unit Value                                 $11.27      11.07      10.23       8.17
    EOP Unit Value                                 $12.48      11.27      11.07      10.23      8.17
    Number of Units                             6,255,253  6,774,078  6,845,369  5,442,511 3,662,406
    With LT5, HDV, and EBP
    BOP Unit Value                                 $10.28          -          -          -
    EOP Unit Value                                 $11.23      10.28          -          -         -
    Number of Units                                     -          -          -          -         -
----------------------------------------------------------------------------------------------------
AST American Century Income & Growth (1997)
    With No Optional Benefits
    BOP Unit Value                                 $11.90      11.57      10.45       8.25
    EOP Unit Value                                 $13.68      11.90      11.57      10.45      8.25
    Number of Units                             3,984,557  4,205,655  4,670,846  2,115,438 1,751,136
    With LT5, HDV, and EBP
    BOP Unit Value                                 $10.22          -          -          -
    EOP Unit Value                                 $11.58      10.22          -          -         -
    Number of Units                                     -          -          -          -         -
----------------------------------------------------------------------------------------------------
AST AllianceBernstein Growth & Income (1992)
    With No Optional Benefits
    BOP Unit Value                                 $11.81      11.46      10.50       8.06
    EOP Unit Value                                 $13.62      11.81      11.46      10.50      8.06
    Number of Units                            23,350,650 31,190,346 25,850,506 21,264,670 6,667,373
    With LT5, HDV, and EBP
    BOP Unit Value                                 $10.15          -          -          -
    EOP Unit Value                                 $11.55      10.15          -          -         -
    Number of Units                                     -          -          -          -         -

-------------------------------------------------------------------------------------------------------------
Sub-account                                                 2006      2005       2004       2003      2002
-------------------------------------------------------------------------------------------------------------
AST Large Cap Value
    With No Optional Benefits
    BOP Unit Value                                           $11.69     11.17       9.83       8.34
    EOP Unit Value                                           $13.62     11.69      11.17       9.83      8.34
    Number of Units                                       5,568,043 5,245,455  3,717,848  2,647,064 2,110,071
    With LT5, HDV, and EBP
    BOP Unit Value                                           $10.44         -          -          -
    EOP Unit Value                                           $11.99     10.44          -          -         -
    Number of Units                                               -         -          -          -         -
-------------------------------------------------------------------------------------------------------------
AST UBS Dynamic Alpha
 formerly, AST Global Allocation (1993)
    With No Optional Benefits
    BOP Unit Value                                           $11.77     11.19      10.24       8.71
    EOP Unit Value                                           $12.86     11.77      11.19      10.24      8.71
    Number of Units                                       1,120,866 1,055,033  1,061,887    898,161   847,517
    With LT5, HDV, and EBP
    BOP Unit Value                                           $10.50         -          -          -
    EOP Unit Value                                           $11.32     10.50          -          -         -
    Number of Units                                               -         -          -          -         -
-------------------------------------------------------------------------------------------------------------
AST American Century Strategic Allocation
 formerly, AST American Century Strategic Balanced (1997)
    With No Optional Benefits
    BOP Unit Value                                           $11.79     11.46      10.69       9.14
    EOP Unit Value                                           $12.72     11.79      11.46      10.69      9.14
    Number of Units                                       2,165,859 2,294,531  2,335,598  2,045,205 1,126,058
    With LT5, HDV, and EBP
    BOP Unit Value                                           $10.20         -          -          -
    EOP Unit Value                                           $10.85     10.20          -          -         -
    Number of Units                                               -         -          -          -         -
-------------------------------------------------------------------------------------------------------------
AST T. Rowe Price Asset Allocation (1994)
    With No Optional Benefits
    BOP Unit Value                                           $12.49     12.13      11.09       9.09
    EOP Unit Value                                           $13.82     12.49      12.13      11.09      9.09
    Number of Units                                       4,776,442 4,192,626  3,551,315  2,243,566   921,329
    With LT5, HDV, and EBP
    BOP Unit Value                                           $10.24         -          -          -
    EOP Unit Value                                           $11.17     10.24          -          -         -
    Number of Units                                               -         -          -          -         -
-------------------------------------------------------------------------------------------------------------
AST T. Rowe Price Global Bond (1994)
    With No Optional Benefits
    BOP Unit Value                                           $12.64     13.45      12.59      11.34
    EOP Unit Value                                           $13.21     12.64      13.45      12.59     11.34
    Number of Units                                       6,093,700 6,261,824  4,717,822  2,962,471 1,739,313
    With LT5, HDV, and EBP
    BOP Unit Value                                            $9.34         -          -          -
    EOP Unit Value                                            $9.63      9.34          -          -         -
    Number of Units                                               -         -          -          -         -
-------------------------------------------------------------------------------------------------------------
AST High Yield
 formerly, AST High Yield Bond
    With No Optional Benefits
    BOP Unit Value                                           $12.62     12.69      11.61       9.71
    EOP Unit Value                                           $13.70     12.62      12.69      11.61      9.71
    Number of Units                                       9,653,937 9,658,908 13,717,128 12,201,163 5,592,940
    With LT5, HDV, and EBP
    BOP Unit Value                                            $9.75         -          -          -
    EOP Unit Value                                           $10.43      9.75          -          -         -
    Number of Units                                               -         -          -          -         -

----------------------------------------------------------------------------------------------------
Sub-account                                      2006       2005       2004       2003       2002
----------------------------------------------------------------------------------------------------
AST Lord Abbett Bond-Debenture (2000)
    With No Optional Benefits
    BOP Unit Value                                $12.20      12.26      11.61       9.94
    EOP Unit Value                                $13.17      12.20      12.26      11.61       9.94
    Number of Units                           10,147,675 12,427,806  8,369,008  7,751,236  4,146,530
    With LT5, HDV, and EBP
    BOP Unit Value                                 $9.84          -          -          -
    EOP Unit Value                                $10.48       9.84          -          -          -
    Number of Units                                    -          -          -          -          -
----------------------------------------------------------------------------------------------------
AST PIMCO Total Return Bond (1994)
    With No Optional Benefits
    BOP Unit Value                                $11.40      11.31      10.95      10.57
    EOP Unit Value                                $11.63      11.40      11.31      10.95      10.57
    Number of Units                           21,700,661 22,436,395 33,208,757 26,287,388 20,544,075
    With LT5, HDV, and EBP
    BOP Unit Value                                $10.04          -          -          -
    EOP Unit Value                                $10.10      10.04          -          -          -
    Number of Units                                    -          -          -          -          -
----------------------------------------------------------------------------------------------------
AST PIMCO Limited Maturity Bond (1995)
    With No Optional Benefits
    BOP Unit Value                                $10.54      10.55      10.51      10.34
    EOP Unit Value                                $10.76      10.54      10.55      10.51      10.34
    Number of Units                           22,394,558 28,031,653 21,299,789 15,242,856 11,274,642
    With LT5, HDV, and EBP
    BOP Unit Value                                 $9.94          -          -          -
    EOP Unit Value                                $10.01       9.94          -          -          -
    Number of Units                                    -          -          -          -          -
----------------------------------------------------------------------------------------------------
AST Money Market (1992)
    With No Optional Benefits
    BOP Unit Value                                 $9.88       9.78       9.86       9.96
    EOP Unit Value                                $10.16       9.88       9.78       9.86       9.96
    Number of Units                           46,325,237 42,442,274 29,870,585 32,730,501 36,255,772
    With LT5, HDV, and EBP
    BOP Unit Value                                 $9.99          -          -          -
    EOP Unit Value                                $10.13       9.99          -          -          -
    Number of Units                                    -          -          -          -          -
----------------------------------------------------------------------------------------------------
AST Aggressive Asset Allocation Portfolio
    With No Optional Benefits
    BOP Unit Value                                $10.00          -          -          -
    EOP Unit Value                                $11.38      10.00          -          -          -
    Number of Units                            5,212,589    649,829          -          -          -
    With LT5, HDV, and EBP
    BOP Unit Value                                 $9.99          -          -          -
    EOP Unit Value                                $11.21       9.99          -          -          -
    Number of Units                                    -          -          -          -          -
----------------------------------------------------------------------------------------------------
AST Capital Growth Asset Allocation Portfolio
    With No Optional Benefits
    BOP Unit Value                                $10.01          -          -          -
    EOP Unit Value                                $11.19      10.01          -          -          -
    Number of Units                           23,048,850  2,586,012          -          -          -
    With LT5, HDV, and EBP
    BOP Unit Value                                $10.00          -          -          -
    EOP Unit Value                                $11.02      10.00          -          -          -
    Number of Units                                2,672          -          -          -          -
----------------------------------------------------------------------------------------------------
AST Balanced Asset Allocation Portfolio
    With No Optional Benefits
    BOP Unit Value                                $10.02          -          -          -
    EOP Unit Value                                $11.01      10.02          -          -          -
    Number of Units                           21,829,919  2,726,484          -          -          -
    With LT5, HDV, and EBP
    BOP Unit Value                                $10.01          -          -          -
    EOP Unit Value                                $10.85      10.01          -          -          -
    Number of Units                               18,249          -          -          -          -

-------------------------------------------------------------------------------------------------------------------
Sub-account                                                           2006      2005      2004      2003     2002
-------------------------------------------------------------------------------------------------------------------
AST Conservative Asset Allocation Portfolio
    With No Optional Benefits
    BOP Unit Value                                                     $10.03         -         -         -
    EOP Unit Value                                                     $10.90     10.03         -         -       -
    Number of Units                                                 7,315,279   685,724         -         -       -
    With LT5, HDV, and EBP
    BOP Unit Value                                                     $10.02         -         -         -
    EOP Unit Value                                                     $10.74     10.02         -         -       -
    Number of Units                                                         -         -         -         -       -
-------------------------------------------------------------------------------------------------------------------
AST Preservation Asset Allocation Portfolio
    With No Optional Benefits
    BOP Unit Value                                                     $10.04         -         -         -
    EOP Unit Value                                                     $10.66     10.04         -         -       -
    Number of Units                                                 3,303,256   115,215         -         -       -
    With LT5, HDV, and EBP
    BOP Unit Value                                                     $10.03         -         -         -
    EOP Unit Value                                                     $10.50     10.03         -         -       -
    Number of Units                                                         -         -         -         -       -
-------------------------------------------------------------------------------------------------------------------
Gartmore Variable Investment Trust - GVIT Developing Markets (1996)
    With No Optional Benefits
    BOP Unit Value                                                     $20.72     16.02     13.60      8.66
    EOP Unit Value                                                     $27.43     20.72     16.02     13.60    8.66
    Number of Units                                                 2,835,328 3,395,891 2,103,950 1,763,660 283,466
    With LT5, HDV, and EBP
    BOP Unit Value                                                     $11.93         -         -         -
    EOP Unit Value                                                     $15.57     11.93         -         -       -
    Number of Units                                                         -         -         -         -       -
-------------------------------------------------------------------------------------------------------------------
WFVT Advantage Equity Income (1999)
    With No Optional Benefits
    BOP Unit Value                                                     $11.59     11.18     10.23      8.25
    EOP Unit Value                                                     $13.51     11.59     11.18     10.23    8.25
    Number of Units                                                   582,613   534,649   590,808   314,757 196,720
    With LT5, HDV, and EBP
    BOP Unit Value                                                     $10.08         -         -         -
    EOP Unit Value                                                     $11.60     10.08         -         -       -
    Number of Units                                                         -         -         -         -       -
-------------------------------------------------------------------------------------------------------------------
AIM V.I. - Dynamics (1999)
    With No Optional Benefits
    BOP Unit Value                                                     $11.67     10.72      9.61      7.09
    EOP Unit Value                                                     $13.33     11.67     10.72      9.61    7.09
    Number of Units                                                   605,730   602,064   668,032   889,464 543,762
    With LT5, HDV, and EBP
    BOP Unit Value                                                     $10.80         -         -         -
    EOP Unit Value                                                     $12.16     10.80         -         -       -
    Number of Units                                                         -         -         -         -       -
-------------------------------------------------------------------------------------------------------------------
AIM V.I. - Technology (1999)
    With No Optional Benefits
    BOP Unit Value                                                      $8.13      8.09      7.87      5.50
    EOP Unit Value                                                      $8.84      8.13      8.09      7.87    5.50
    Number of Units                                                   513,442   453,391   512,424   578,651 293,307
    With LT5, HDV, and EBP
    BOP Unit Value                                                     $10.60         -         -         -
    EOP Unit Value                                                     $11.36     10.60         -         -       -
    Number of Units                                                         -         -         -         -       -
-------------------------------------------------------------------------------------------------------------------
AIM V.I. - Health Sciences (1999)
    With No Optional Benefits
    BOP Unit Value                                                     $11.31     10.64     10.05      8.00
    EOP Unit Value                                                     $11.71     11.31     10.64     10.05    8.00
    Number of Units                                                 1,250,782 1,131,375   937,586   698,364 475,873
    With LT5, HDV, and EBP
    BOP Unit Value                                                     $11.04         -         -         -
    EOP Unit Value                                                     $11.27     11.04         -         -       -
    Number of Units                                                         -         -         -         -       -

------------------------------------------------------------------------------------------
Sub-account                                  2006      2005      2004      2003     2002
------------------------------------------------------------------------------------------
AIM V.I. - Financial Services (1999)
    With No Optional Benefits
    BOP Unit Value                            $12.43     11.94     11.17      8.76
    EOP Unit Value                            $14.24     12.43     11.94     11.17    8.76
    Number of Units                          778,674 1,042,992   585,185   607,265 366,258
    With LT5, HDV, and EBP
    BOP Unit Value                            $10.62         -         -         -
    EOP Unit Value                            $12.00     10.62         -         -       -
    Number of Units                                -         -         -         -       -
------------------------------------------------------------------------------------------
Evergreen VA - International Equity (2000)
    With No Optional Benefits
    BOP Unit Value                            $15.59     13.66     11.65      8.15
    EOP Unit Value                            $18.88     15.59     13.66     11.65    8.15
    Number of Units                        1,081,552   689,816   414,631   189,143 113,389
    With LT5, HDV, and EBP
    BOP Unit Value                            $10.88         -         -         -
    EOP Unit Value                            $13.00     10.88         -         -       -
    Number of Units                                -         -         -         -       -
------------------------------------------------------------------------------------------
Evergreen VA - Special Equity (1999)
    With No Optional Benefits
    BOP Unit Value                            $10.31     11.58     11.12      7.44
    EOP Unit Value                                 -    $10.31     11.58     11.12    7.44
    Number of Units                                -         -   702,642   815,621 127,728
    With LT5, HDV, and EBP
    BOP Unit Value                             $9.26         -         -         -
    EOP Unit Value                                 -     $9.26         -         -       -
    Number of Units                                -         -         -         -       -
------------------------------------------------------------------------------------------
Evergreen VA - Omega (2000)
    With No Optional Benefits
    BOP Unit Value                            $11.53     11.29     10.71      7.78
    EOP Unit Value                            $12.03     11.53     11.29     10.71    7.78
    Number of Units                          241,307   281,775   570,123   404,789  39,943
    With LT5, HDV, and EBP
    BOP Unit Value                            $10.50         -         -         -
    EOP Unit Value                            $10.79     10.50         -         -       -
    Number of Units                                -         -         -         -       -
------------------------------------------------------------------------------------------
Evergreen VA Growth Fund
    With No Optional Benefits
    BOP Unit Value                            $11.44         -         -         -       -
    EOP Unit Value                            $12.49     11.44         -         -       -
    Number of Units                          553,827   606,614         -         -       -
    With LT5, HDV, and EBP
    BOP Unit Value                            $11.33         -         -         -
    EOP Unit Value                            $12.20     11.33         -         -       -
    Number of Units                                -         -         -         -       -
------------------------------------------------------------------------------------------
ProFund VP - Europe 30 (1999)
    With No Optional Benefits
    BOP Unit Value                            $12.94     12.17     10.83      7.93
    EOP Unit Value                            $14.95     12.94     12.17     10.83    7.93
    Number of Units                        2,790,577 1,133,421 1,812,435 2,116,400 292,396
    With LT5, HDV, and EBP
    BOP Unit Value                            $10.41         -         -         -
    EOP Unit Value                            $11.87     10.41         -         -       -
    Number of Units                                -         -         -         -       -
------------------------------------------------------------------------------------------
ProFund VP - Asia 30 (2002)
    With No Optional Benefits
    BOP Unit Value                            $14.45     12.30     12.57      7.75
    EOP Unit Value                            $19.80     14.45     12.30     12.57    7.75
    Number of Units                        3,073,769 1,723,105   896,010   942,605 281,993
    With LT5, HDV, and EBP
    BOP Unit Value                            $11.10         -         -         -
    EOP Unit Value                            $14.99     11.10         -         -       -
    Number of Units                                -         -         -         -       -

-------------------------------------------------------------------------------------
Sub-account                             2006      2005      2004      2003     2002
-------------------------------------------------------------------------------------
ProFund VP - Japan (2002)
    With No Optional Benefits
    BOP Unit Value                       $13.31      9.55      9.03      7.24
    EOP Unit Value                       $14.51     13.31      9.55      9.03    7.24
    Number of Units                   1,650,266 3,413,955   710,879   426,718  65,845
    With LT5, HDV, and EBP
    BOP Unit Value                       $13.38         -         -         -
    EOP Unit Value                       $14.38     13.38         -         -       -
    Number of Units                           -         -         -         -       -
-------------------------------------------------------------------------------------
ProFund VP - Banks (2002)
    With No Optional Benefits
    BOP Unit Value                       $11.77     11.98     10.90      8.56
    EOP Unit Value                       $13.35     11.77     11.98     10.90    8.56
    Number of Units                     402,883   351,876   229,711    93,067 101,136
    With LT5, HDV, and EBP
    BOP Unit Value                       $10.10         -         -         -
    EOP Unit Value                       $11.31     10.10         -         -       -
    Number of Units                           -         -         -         -       -
-------------------------------------------------------------------------------------
ProFund VP - Basic Materials (2002)
    With No Optional Benefits
    BOP Unit Value                       $11.96     11.87     10.95      8.46
    EOP Unit Value                       $13.58     11.96     11.87     10.95    8.46
    Number of Units                     779,466   681,692   529,237 1,512,864  76,331
    With LT5, HDV, and EBP
    BOP Unit Value                        $9.48         -         -         -
    EOP Unit Value                       $10.62      9.48         -         -       -
    Number of Units                           -         -         -         -       -
-------------------------------------------------------------------------------------
ProFund VP - Biotechnology (2001)
    With No Optional Benefits
    BOP Unit Value                       $12.34     10.52      9.75      7.09
    EOP Unit Value                       $11.64     12.34     10.52      9.75    7.09
    Number of Units                     393,923   697,686   757,678   208,971 130,082
    With LT5, HDV, and EBP
    BOP Unit Value                       $13.48         -         -         -
    EOP Unit Value                       $12.55     13.48         -         -       -
    Number of Units                           -         -         -         -       -
-------------------------------------------------------------------------------------
ProFund VP - Consumer Services (2002)
    With No Optional Benefits
    BOP Unit Value                        $8.97      9.56      9.04      7.25
    EOP Unit Value                        $9.88      8.97      9.56      9.04    7.25
    Number of Units                     192,639    86,431   430,620   136,269 128,022
    With LT5, HDV, and EBP
    BOP Unit Value                        $9.66         -         -         -
    EOP Unit Value                       $10.50      9.66         -         -       -
    Number of Units                           -         -         -         -       -
-------------------------------------------------------------------------------------
ProFund VP - Consumer Goods (2002)
    With No Optional Benefits
    BOP Unit Value                       $10.15     10.36      9.64      8.28
    EOP Unit Value                       $11.25     10.15     10.36      9.64    8.28
    Number of Units                     548,567   161,037   369,007    58,425 148,446
    With LT5, HDV, and EBP
    BOP Unit Value                        $9.73         -         -         -
    EOP Unit Value                       $10.63      9.73         -         -       -
    Number of Units                           -         -         -         -       -
-------------------------------------------------------------------------------------
ProFund VP - Oil & Gas (2001)
    With No Optional Benefits
    BOP Unit Value                       $17.22     13.33     10.48      8.71
    EOP Unit Value                       $20.43     17.22     13.33     10.48    8.71
    Number of Units                   2,251,126 2,573,776 1,856,882 1,225,844 299,833
    With LT5, HDV, and EBP
    BOP Unit Value                       $10.92         -         -         -
    EOP Unit Value                       $12.78     10.92         -         -       -
    Number of Units                           -         -         -         -       -

-------------------------------------------------------------------------------------
Sub-account                           2006      2005      2004      2003      2002
-------------------------------------------------------------------------------------
ProFund VP - Financial (2001)
    With No Optional Benefits
    BOP Unit Value                     $12.46     12.19     11.23      8.85
    EOP Unit Value                     $14.38     12.46     12.19     11.23      8.85
    Number of Units                   913,872   616,873   553,342   398,159   221,377
    With LT5, HDV, and EBP
    BOP Unit Value                     $10.53         -         -         -
    EOP Unit Value                     $11.98     10.53         -         -         -
    Number of Units                         -         -         -         -         -
-------------------------------------------------------------------------------------
ProFund VP - Healthcare (2001)
    With No Optional Benefits
    BOP Unit Value                      $9.63      9.23      9.17      7.94
    EOP Unit Value                      $9.96      9.63      9.23      9.17      7.94
    Number of Units                 2,106,409 2,175,821 1,318,525   707,449   388,508
    With LT5, HDV, and EBP
    BOP Unit Value                     $10.46         -         -         -
    EOP Unit Value                     $10.68     10.46         -         -         -
    Number of Units                         -         -         -         -         -
-------------------------------------------------------------------------------------
ProFund VP - Industrial (2002)
    With No Optional Benefits
    BOP Unit Value                     $11.23     11.15     10.01      7.93
    EOP Unit Value                     $12.33     11.23     11.15     10.01      7.93
    Number of Units                   242,684   211,677   253,411   318,339    12,642
    With LT5, HDV, and EBP
    BOP Unit Value                     $10.06         -         -         -
    EOP Unit Value                     $10.90     10.06         -         -         -
    Number of Units                         -         -         -         -         -
-------------------------------------------------------------------------------------
ProFund VP - Internet (2002)
    With No Optional Benefits
    BOP Unit Value                     $18.90     17.89     15.00      8.57
    EOP Unit Value                     $18.84     18.90     17.89     15.00      8.57
    Number of Units                   200,072   467,320   992,879   206,876   306,572
    With LT5, HDV, and EBP
    BOP Unit Value                     $12.71         -         -         -
    EOP Unit Value                     $12.50     12.71         -         -         -
    Number of Units                         -         -         -         -         -
-------------------------------------------------------------------------------------
ProFund VP - Pharmaceuticals (2002)
    With No Optional Benefits
    BOP Unit Value                      $7.51      7.93      8.89      8.56
    EOP Unit Value                      $8.28      7.51      7.93      8.89      8.56
    Number of Units                   716,678   515,768   527,336   266,978   136,559
    With LT5, HDV, and EBP
    BOP Unit Value                      $9.44         -         -         -
    EOP Unit Value                     $10.27      9.44         -         -         -
    Number of Units                         -         -         -         -         -
-------------------------------------------------------------------------------------
ProFund VP - Precious Metals (2002)
    With No Optional Benefits
    BOP Unit Value                     $14.62     11.77     13.29      9.70
    EOP Unit Value                     $15.44     14.62     11.77     13.29      9.70
    Number of Units                 2,487,596 2,426,530 1,479,384 1,329,806 1,175,651
    With LT5, HDV, and EBP
    BOP Unit Value                     $12.00         -         -         -
    EOP Unit Value                     $12.49     12.00         -         -         -
    Number of Units                         -         -         -         -         -
-------------------------------------------------------------------------------------
ProFund VP - Real Estate (2001)
    With No Optional Benefits
    BOP Unit Value                     $16.96     16.15     12.91      9.86
    EOP Unit Value                     $22.10     16.96     16.15     12.91      9.86
    Number of Units                   926,728   501,989 1,816,706   462,906   441,318
    With LT5, HDV, and EBP
    BOP Unit Value                     $11.17         -         -         -
    EOP Unit Value                     $14.36     11.17         -         -         -
    Number of Units                         -         -         -         -         -

----------------------------------------------------------------------------------------
Sub-account                              2006      2005      2004      2003      2002
----------------------------------------------------------------------------------------
ProFund VP - Semiconductor (2002)
    With No Optional Benefits
    BOP Unit Value                         $7.64      7.15      9.51      5.14
    EOP Unit Value                         $6.98      7.64      7.15      9.51      5.14
    Number of Units                      339,250   746,085   694,352   423,958    93,241
    With LT5, HDV, and EBP
    BOP Unit Value                        $10.65         -         -         -
    EOP Unit Value                         $9.60     10.65         -         -         -
    Number of Units                            -         -         -         -         -
----------------------------------------------------------------------------------------
ProFund VP - Technology (2001)
    With No Optional Benefits
    BOP Unit Value                         $8.45      8.48      8.66      6.03
    EOP Unit Value                         $8.98      8.45      8.48      8.66      6.03
    Number of Units                      673,628   577,739   727,580   497,972   254,131
    With LT5, HDV, and EBP
    BOP Unit Value                        $10.54         -         -         -
    EOP Unit Value                        $11.05     10.54         -         -         -
    Number of Units                            -         -         -         -         -
----------------------------------------------------------------------------------------
ProFund VP - Telecommunications (2001)
    With No Optional Benefits
    BOP Unit Value                         $7.52      8.19      7.21      7.15
    EOP Unit Value                         $9.93      7.52      8.19      7.21      7.15
    Number of Units                    1,277,316   456,586   460,848   398,350   272,408
    With LT5, HDV, and EBP
    BOP Unit Value                         $9.74         -         -         -
    EOP Unit Value                        $12.68      9.74         -         -         -
    Number of Units                            -         -         -         -         -
----------------------------------------------------------------------------------------
ProFund VP - Utilities (2001)
    With No Optional Benefits
    BOP Unit Value                        $12.37     11.13      9.34      7.83
    EOP Unit Value                        $14.51     12.37     11.13      9.34      7.83
    Number of Units                    2,195,309 1,996,877 1,060,939   618,427   521,419
    With LT5, HDV, and EBP
    BOP Unit Value                        $10.60         -         -         -
    EOP Unit Value                        $12.26     10.60         -         -         -
    Number of Units                            -         -         -         -         -
----------------------------------------------------------------------------------------
ProFund VP - Bull (2002)
    With No Optional Benefits
    BOP Unit Value                        $10.64     10.53      9.84      7.97
    EOP Unit Value                        $11.90     10.64     10.53      9.84      7.97
    Number of Units                    7,031,661 7,846,866 8,215,357 3,563,562   954,792
    With LT5, HDV, and EBP
    BOP Unit Value                        $10.12         -         -         -
    EOP Unit Value                        $11.16     10.12         -         -         -
    Number of Units                            -         -         -         -         -
----------------------------------------------------------------------------------------
ProFund VP - Bear (2001)
    With No Optional Benefits
    BOP Unit Value                         $7.23      7.45      8.44     11.38
    EOP Unit Value                         $6.57      7.23      7.45      8.44     11.38
    Number of Units                    1,868,606 2,169,662 1,202,243 1,886,515 1,532,543
    With LT5, HDV, and EBP
    BOP Unit Value                         $9.54         -         -         -
    EOP Unit Value                         $8.56      9.54         -         -         -
    Number of Units                            -         -         -         -         -
----------------------------------------------------------------------------------------
ProFund VP - Ultra Bull (2001)
    With No Optional Benefits
    BOP Unit Value                        $11.87     11.76     10.20      6.78
    EOP Unit Value                        $14.36     11.87     11.76     10.20      6.78
    Number of Units                    1,596,920 1,158,025 2,817,803 1,431,345   297,435
    With LT5, HDV, and EBP
    BOP Unit Value                        $10.25         -         -         -
    EOP Unit Value                        $12.23     10.25         -         -         -
    Number of Units                            -         -         -         -         -

-------------------------------------------------------------------------------------
Sub-account                           2006      2005      2004      2003      2002
-------------------------------------------------------------------------------------
ProFund VP - OTC (2001)
    With No Optional Benefits
    BOP Unit Value                      $9.80      9.94      9.32      6.45
    EOP Unit Value                     $10.16      9.80      9.94      9.32      6.45
    Number of Units                 1,764,614 2,467,486 4,885,351 4,445,234 1,346,852
    With LT5, HDV, and EBP
    BOP Unit Value                     $10.55         -         -         -
    EOP Unit Value                     $10.79     10.55         -         -         -
    Number of Units                         -         -         -         -         -
-------------------------------------------------------------------------------------
ProFund VP - Short OTC (2002)
    With No Optional Benefits
    BOP Unit Value                      $5.88      5.93      6.78     11.00
    EOP Unit Value                      $5.70      5.88      5.93      6.78     11.00
    Number of Units                 1,891,265 2,494,112   908,064 1,535,439   433,181
    With LT5, HDV, and EBP
    BOP Unit Value                      $9.14         -         -         -
    EOP Unit Value                      $8.75      9.14         -         -         -
    Number of Units                         -         -         -         -         -
-------------------------------------------------------------------------------------
ProFund VP - UltraOTC (1999)
    With No Optional Benefits
    BOP Unit Value                      $7.47      7.89      7.03      3.53
    EOP Unit Value                      $7.70      7.47      7.89      7.03      3.53
    Number of Units                 2,319,572 4,740,165 6,592,447 3,410,589 1,003,123
    With LT5, HDV, and EBP
    BOP Unit Value                     $11.04         -         -         -
    EOP Unit Value                     $11.23     11.04         -         -         -
    Number of Units                         -         -         -         -         -
-------------------------------------------------------------------------------------
ProFund VP - Mid-Cap Value (2002)
    With No Optional Benefits
    BOP Unit Value                     $12.49     11.67     10.23      7.66
    EOP Unit Value                     $13.80     12.49     11.67     10.23      7.66
    Number of Units                 1,978,580 2,164,543 2,632,869 1,455,513   438,387
    With LT5, HDV, and EBP
    BOP Unit Value                     $10.60         -         -         -
    EOP Unit Value                     $11.55     10.60         -         -         -
    Number of Units                         -         -         -         -         -
-------------------------------------------------------------------------------------
ProFund VP - Mid-Cap Growth (2002)
    With No Optional Benefits
    BOP Unit Value                     $11.58     10.58      9.69      7.70
    EOP Unit Value                     $11.84     11.58     10.58      9.69      7.70
    Number of Units                 1,594,539 5,059,311 2,220,901 1,009,867   439,054
    With LT5, HDV, and EBP
    BOP Unit Value                     $10.76         -         -         -
    EOP Unit Value                     $10.85     10.76         -         -         -
    Number of Units                         -         -         -         -         -
-------------------------------------------------------------------------------------
ProFund VP - UltraMid-Cap (2002)
    With No Optional Benefits
    BOP Unit Value                     $13.91     11.99      9.55      5.71
    EOP Unit Value                     $15.14     13.91     11.99      9.55      5.71
    Number of Units                 1,588,771 1,935,487 3,106,849 1,112,311   477,953
    With LT5, HDV, and EBP
    BOP Unit Value                     $11.38         -         -         -
    EOP Unit Value                     $12.22     11.38         -         -         -
    Number of Units                         -         -         -         -         -
-------------------------------------------------------------------------------------
ProFund VP - Small-Cap Value (2002)
    With No Optional Benefits
    BOP Unit Value                     $11.35     11.10      9.39      7.09
    EOP Unit Value                     $13.11     11.35     11.10      9.39      7.09
    Number of Units                 2,446,357 1,398,442 4,088,760 5,144,632   994,778
    With LT5, HDV, and EBP
    BOP Unit Value                     $10.30         -         -         -
    EOP Unit Value                     $11.73     10.30         -         -         -
    Number of Units                         -         -         -         -         -

----------------------------------------------------------------------------------------------
Sub-account                                    2006      2005      2004      2003      2002
----------------------------------------------------------------------------------------------
ProFund VP - Small-Cap Growth (2002)
    With No Optional Benefits
    BOP Unit Value                              $12.67     11.98     10.16      7.69
    EOP Unit Value                              $13.54     12.67     11.98     10.16      7.69
    Number of Units                          1,643,633 4,579,887 4,677,820 3,868,951   772,260
    With LT5, HDV, and EBP
    BOP Unit Value                              $10.48         -         -         -
    EOP Unit Value                              $11.05     10.48         -         -         -
    Number of Units                                  -         -         -         -         -
----------------------------------------------------------------------------------------------
ProFund VP - UltraSmall-Cap (1999)
    With No Optional Benefits
    BOP Unit Value                              $15.23     15.52     12.04      6.14
    EOP Unit Value                              $18.87     15.23     15.52     12.04      6.14
    Number of Units                          1,580,595   816,755 5,098,565 1,702,558   212,085
    With LT5, HDV, and EBP
    BOP Unit Value                              $10.66         -         -         -
    EOP Unit Value                              $13.03     10.66         -         -         -
    Number of Units                                  -         -         -         -         -
----------------------------------------------------------------------------------------------
ProFund VP - U.S. Government Plus (2002)
    With No Optional Benefits
    BOP Unit Value                              $12.64     11.79     11.08     11.56
    EOP Unit Value                              $11.86     12.64     11.79     11.08     11.56
    Number of Units                            821,668 2,312,868 1,051,158   731,470 2,486,854
    With LT5, HDV, and EBP
    BOP Unit Value                              $10.54         -         -         -
    EOP Unit Value                               $9.76     10.54         -         -         -
    Number of Units                                  -         -         -         -         -
----------------------------------------------------------------------------------------------
ProFund VP - Rising Rates Opportunity (2002)
    With No Optional Benefits
    BOP Unit Value                               $6.00      6.63      7.56      8.02
    EOP Unit Value                               $6.50      6.00      6.63      7.56      8.02
    Number of Units                          4,567,551 3,415,324 5,314,528 1,817,924   165,792
    With LT5, HDV, and EBP
    BOP Unit Value                               $9.08         -         -         -
    EOP Unit Value                               $9.71      9.08         -         -         -
    Number of Units                                  -         -         -         -         -
----------------------------------------------------------------------------------------------
ProFund VP Large-Cap Growth
    With No Optional Benefits
    BOP Unit Value                              $10.30     10.37         -         -
    EOP Unit Value                              $11.05     10.30     10.37         -         -
    Number of Units                          2,181,106 2,620,751    72,725         -         -
    With LT5, HDV, and EBP
    BOP Unit Value                               $9.98         -         -         -
    EOP Unit Value                              $10.56      9.98         -         -         -
    Number of Units                                  -         -         -         -         -
----------------------------------------------------------------------------------------------
ProFund VP Large-Cap Value
    With No Optional Benefits
    BOP Unit Value                              $10.51     10.37         -         -
    EOP Unit Value                              $12.26     10.51     10.37         -         -
    Number of Units                          4,023,312 2,141,308   159,605         -         -
    With LT5, HDV, and EBP
    BOP Unit Value                              $10.20         -         -         -
    EOP Unit Value                              $11.74     10.20         -         -         -
    Number of Units                                  -         -         -         -         -
----------------------------------------------------------------------------------------------
ProFund VP Short Mid Cap
    With No Optional Benefits
    BOP Unit Value                               $8.64      9.70         -         -
    EOP Unit Value                               $8.18      8.64      9.70         -         -
    Number of Units                            254,207   364,782    39,360         -         -
    With LT5, HDV, and EBP
    BOP Unit Value                               $8.94         -         -         -
    EOP Unit Value                               $8.36      8.94         -         -         -
    Number of Units                                  -         -         -         -         -

------------------------------------------------------------------------------------
Sub-account                                2006      2005      2004     2003   2002
------------------------------------------------------------------------------------
ProFund VP Short Small-Cap
    With No Optional Benefits
    BOP Unit Value                           $9.11      9.54         -      -
    EOP Unit Value                           $7.90      9.11      9.54      -      -
    Number of Units                        560,897   220,843   136,809      -      -
    With LT5, HDV, and EBP
    BOP Unit Value                           $9.17         -         -      -
    EOP Unit Value                           $7.84      9.17         -      -      -
    Number of Units                              -         -         -      -      -
------------------------------------------------------------------------------------
Access VP High Yield
    With No Optional Benefits
    BOP Unit Value                          $10.56         -         -      -      -
    EOP Unit Value                          $11.38     10.56         -      -      -
    Number of Units                      1,207,864   899,141         -      -      -
    With LT5, HDV, and EBP
    BOP Unit Value                          $10.47         -         -      -
    EOP Unit Value                          $11.12     10.47         -      -      -
    Number of Units                              -         -         -      -      -
------------------------------------------------------------------------------------
First Trust(R) 10 Uncommon Values (2000)
    With No Optional Benefits
    BOP Unit Value                           $9.92     10.03      9.16   6.80
    EOP Unit Value                          $10.15      9.92     10.03   9.16   6.80
    Number of Units                        100,227    87,726    91,924 66,435 19,826
    With LT5, HDV, and EBP
    BOP Unit Value                           $9.74         -         -      -
    EOP Unit Value                           $9.83      9.74         -      -      -
    Number of Units                              -         -         -      -      -
------------------------------------------------------------------------------------
First Trust Global Dividend Target 15
    With No Optional Benefits
    BOP Unit Value                          $12.84     11.85         -      -
    EOP Unit Value                          $17.48     12.84     11.85      -      -
    Number of Units                      1,507,757   590,605   311,233      -      -
    With LT5, HDV, and EBP
    BOP Unit Value                          $10.83         -         -      -
    EOP Unit Value                          $14.54     10.83         -      -      -
    Number of Units                              -         -         -      -      -
------------------------------------------------------------------------------------
First Trust Managed VIP
    With No Optional Benefits
    BOP Unit Value                          $11.94     11.32         -      -
    EOP Unit Value                          $13.10     11.94     11.32      -      -
    Number of Units                      2,772,210 2,420,873 1,777,316      -      -
    With LT5, HDV, and EBP
    BOP Unit Value                          $10.43         -         -      -
    EOP Unit Value                          $11.29     10.43         -      -      -
    Number of Units                              -         -         -      -      -
------------------------------------------------------------------------------------
First Trust NASDAQ Target 15
    With No Optional Benefits
    BOP Unit Value                          $10.83     10.66         -      -
    EOP Unit Value                          $11.60     10.83     10.66      -      -
    Number of Units                        199,508   134,177    82,809      -      -
    With LT5, HDV, and EBP
    BOP Unit Value                          $10.75         -         -      -
    EOP Unit Value                          $11.35     10.75         -      -      -
    Number of Units                              -         -         -      -      -
------------------------------------------------------------------------------------
First Trust S&P Target 24
    With No Optional Benefits
    BOP Unit Value                          $11.01     10.75         -      -
    EOP Unit Value                          $11.14     11.01     10.75      -      -
    Number of Units                        290,152   304,840   173,851      -      -
    With LT5, HDV, and EBP
    BOP Unit Value                          $10.48         -         -      -
    EOP Unit Value                          $10.46     10.48         -      -      -
    Number of Units                              -         -         -      -      -

--------------------------------------------------------------------------------------
Sub-account                                        2006      2005     2004   2003 2002
--------------------------------------------------------------------------------------
First Trust The Dow Target 10
    With No Optional Benefits
    BOP Unit Value                                   $9.98     10.48       -    -
    EOP Unit Value                                  $12.32      9.98   10.48    -    -
    Number of Units                                481,064   194,864 155,695    -    -
    With LT5, HDV, and EBP
    BOP Unit Value                                   $9.53         -       -    -
    EOP Unit Value                                  $11.61      9.53       -    -    -
    Number of Units                                      -         -       -    -    -
--------------------------------------------------------------------------------------
First Trust Dow Target Dividend
    With No Optional Benefits
    BOP Unit Value                                   $9.76         -       -    -
    EOP Unit Value                                  $11.34      9.76       -    -    -
    Number of Units                              2,310,768 1,240,527       -    -    -
    With LT5, HDV, and EBP
    BOP Unit Value                                   $9.67         -       -    -
    EOP Unit Value                                  $11.08      9.67       -    -    -
    Number of Units                                      -         -       -    -    -
--------------------------------------------------------------------------------------
First Trust Value Line Target 25
    With No Optional Benefits
    BOP Unit Value                                  $14.82     12.59       -    -
    EOP Unit Value                                  $15.00     14.82   12.59    -    -
    Number of Units                              1,119,827 1,068,339 389,792    -    -
    With LT5, HDV, and EBP
    BOP Unit Value                                  $11.11         -       -    -
    EOP Unit Value                                  $11.08     11.11       -    -    -
    Number of Units                                      -         -       -    -    -
--------------------------------------------------------------------------------------
SP International Growth
 formerly, SP William Blair International Growth
    With No Optional Benefits
    BOP Unit Value                                  $12.05     10.53       -    -
    EOP Unit Value                                  $14.35     12.05   10.53    -    -
    Number of Units                                742,865   672,243 269,671    -    -
    With LT5, HDV, and EBP
    BOP Unit Value                                  $11.18         -       -    -
    EOP Unit Value                                  $13.12     11.18       -    -    -
    Number of Units                                      -         -       -    -    -
--------------------------------------------------------------------------------------
AST Advanced Strategies Portfolio
    With No Optional Benefits
    BOP Unit Value                                  $10.00         -       -    -
    EOP Unit Value                                  $10.66         -       -    -    -
    Number of Units                              5,258,474         -       -    -    -
    With LT5, HDV, and EBP
    BOP Unit Value                                  $10.00         -       -    -
    EOP Unit Value                                  $10.54         -       -    -    -
    Number of Units                                      -         -       -    -    -
--------------------------------------------------------------------------------------
AST First Trust Balanced Target Portfolio
    With No Optional Benefits
    BOP Unit Value                                  $10.00         -       -    -
    EOP Unit Value                                  $10.58         -       -    -    -
    Number of Units                              3,781,525         -       -    -    -
    With LT5, HDV, and EBP
    BOP Unit Value                                  $10.00         -       -    -
    EOP Unit Value                                  $10.47         -       -    -    -
    Number of Units                                      -         -       -    -    -
--------------------------------------------------------------------------------------
AST First Trust Capital Appreciation Portfolio
    With No Optional Benefits
    BOP Unit Value                                  $10.00         -       -    -
    EOP Unit Value                                  $10.48         -       -    -    -
    Number of Units                              3,795,562         -       -    -    -
    With LT5, HDV, and EBP
    BOP Unit Value                                  $10.00         -       -    -
    EOP Unit Value                                  $10.37         -       -    -    -
    Number of Units                                      -         -       -    -    -

 ASL II - Prospectus


------------------------------------------------------------------------------------------------------------
Sub-account                                                2006       2005       2004      2003      2002
------------------------------------------------------------------------------------------------------------
AST JP Morgan International Equity Portfolio
    With No Optional Benefits
    BOP Unit Value                                          $13.84      12.67      11.00      8.56
    EOP Unit Value                                          $16.71      13.84      12.67     11.00      8.56
    Number of Units                                      4,715,269  5,621,836  3,227,381 2,415,394 2,569,506
    With LT5, HDV, and EBP
    BOP Unit Value                                          $10.53          -          -         -
    EOP Unit Value                                          $12.55      10.53          -         -         -
    Number of Units                                              -          -          -         -         -
------------------------------------------------------------------------------------------------------------
AST International Growth
 formerly, AST William Blair International Growth (1997)
    With No Optional Benefits
    BOP Unit Value                                          $17.54      15.30      13.39      9.72
    EOP Unit Value                                          $20.87      17.54      15.30     13.39      9.72
    Number of Units                                      9,628,446 12,141,522 11,265,469 5,547,558   835,523
    With LT5, HDV, and EBP
    BOP Unit Value                                          $11.16          -          -         -
    EOP Unit Value                                          $13.10      11.16          -         -         -
    Number of Units                                              -          -          -         -         -
------------------------------------------------------------------------------------------------------------
AST International Value
 formerly, AST LSV International Value
    With No Optional Benefits
    BOP Unit Value                                          $14.36      12.84      10.79      8.19
    EOP Unit Value                                          $18.00      14.36      12.84     10.79      8.19
    Number of Units                                      3,305,620  2,013,544  1,897,469 1,201,268   269,995
    With LT5, HDV, and EBP
    BOP Unit Value                                          $10.59          -          -         -
    EOP Unit Value                                          $13.09      10.59          -         -         -
    Number of Units                                              -          -          -         -         -
------------------------------------------------------------------------------------------------------------
AST MFS Global Equity (1999)
    With No Optional Benefits
    BOP Unit Value                                          $13.92      13.16      11.30      9.04
    EOP Unit Value                                          $17.02      13.92      13.16     11.30      9.04
    Number of Units                                      2,905,252  1,907,776  2,276,801 1,393,001   969,509
    With LT5, HDV, and EBP
    BOP Unit Value                                          $10.36          -          -         -
    EOP Unit Value                                          $12.49      10.36          -         -         -
    Number of Units                                              -          -          -         -         -
------------------------------------------------------------------------------------------------------------
AST Small Cap Growth
    With No Optional Benefits
    BOP Unit Value                                           $9.04       9.05       9.89      6.92
    EOP Unit Value                                          $10.01       9.04       9.05      9.89      6.92
    Number of Units                                      1,867,490  2,134,730  2,242,129 3,292,593 1,970,250
    With LT5, HDV, and EBP
    BOP Unit Value                                          $10.31          -          -         -
    EOP Unit Value                                          $11.27      10.31          -         -         -
    Number of Units                                              -          -          -         -         -
------------------------------------------------------------------------------------------------------------
AST Neuberger Berman Small-Cap Growth
 formerly, AST DeAM Small-Cap Growth (1999)
    With No Optional Benefits
    BOP Unit Value                                          $11.83      11.98      11.13      7.67
    EOP Unit Value                                          $12.53      11.83      11.98     11.13      7.67
    Number of Units                                      1,174,654  1,385,430  1,618,719 1,682,193   639,695
    With LT5, HDV, and EBP
    BOP Unit Value                                          $10.20          -          -         -
    EOP Unit Value                                          $10.66      10.20          -         -         -
    Number of Units                                              -          -          -         -         -

-----------------------------------------------------------------------------------------------
Sub-account                                  2006       2005       2004       2003      2002
-----------------------------------------------------------------------------------------------
AST Federated Aggressive Growth (2000)
    With No Optional Benefits
    BOP Unit Value                            $16.60      15.42      12.74       7.64
    EOP Unit Value                            $18.43      16.60      15.42      12.74      7.64
    Number of Units                        4,641,175  5,464,856  4,808,453  3,085,373 1,255,415
    With LT5, HDV, and EBP
    BOP Unit Value                            $10.84          -          -          -
    EOP Unit Value                            $11.87      10.84          -          -         -
    Number of Units                                -          -          -          -         -
-----------------------------------------------------------------------------------------------
AST Goldman Sachs Small-Cap Value (1997)
    With No Optional Benefits
    BOP Unit Value                            $15.68      15.19      12.85       9.26
    EOP Unit Value                            $18.08      15.68      15.19      12.85      9.26
    Number of Units                        1,000,596  1,243,642  1,541,896  1,504,296 1,492,775
    With LT5, HDV, and EBP
    BOP Unit Value                            $10.44          -          -          -
    EOP Unit Value                            $11.87      10.44          -          -         -
    Number of Units                                -          -          -          -         -
-----------------------------------------------------------------------------------------------
AST Small-Cap Value (1997)
    With No Optional Benefits
    BOP Unit Value                            $14.91      14.22      12.42       9.30
    EOP Unit Value                            $17.61      14.91      14.22      12.42      9.30
    Number of Units                        9,098,178 11,285,282 10,785,030 10,183,346 6,141,523
    With LT5, HDV, and EBP
    BOP Unit Value                            $10.53          -          -          -
    EOP Unit Value                            $12.26      10.53          -          -         -
    Number of Units                                -          -          -          -         -
-----------------------------------------------------------------------------------------------
AST DeAM Small-Cap Value (2002)
    With No Optional Benefits
    BOP Unit Value                            $12.92      12.99      10.81       7.66
    EOP Unit Value                            $15.25      12.92      12.99      10.81      7.66
    Number of Units                        1,874,276  2,106,236  2,143,020  1,134,865   423,387
    With LT5, HDV, and EBP
    BOP Unit Value                             $9.90          -          -          -
    EOP Unit Value                            $11.53       9.90          -          -         -
    Number of Units                                -          -          -          -         -
-----------------------------------------------------------------------------------------------
AST Goldman Sachs Mid-Cap Growth (2000)
    With No Optional Benefits
    BOP Unit Value                            $12.16      11.80      10.31       7.97
    EOP Unit Value                            $12.71      12.16      11.80      10.31      7.97
    Number of Units                        4,189,111  5,391,424  4,375,813  3,027,057 1,273,118
    With LT5, HDV, and EBP
    BOP Unit Value                            $10.46          -          -          -
    EOP Unit Value                            $10.78      10.46          -          -         -
    Number of Units                                -          -          -          -         -
-----------------------------------------------------------------------------------------------
AST Neuberger Berman Mid-Cap Growth (1994)
    With No Optional Benefits
    BOP Unit Value                            $12.12      10.86       9.51       7.41
    EOP Unit Value                            $13.59      12.12      10.86       9.51      7.41
    Number of Units                        5,378,198  5,728,446  4,715,301  3,415,318 2,175,250
    With LT5, HDV, and EBP
    BOP Unit Value                            $11.21          -          -          -
    EOP Unit Value                            $12.40      11.21          -          -         -
    Number of Units                                -          -          -          -         -
-----------------------------------------------------------------------------------------------
AST Neuberger Berman Mid-Cap Value (1993)
    With No Optional Benefits
    BOP Unit Value                            $15.99      14.51      12.01       8.96
    EOP Unit Value                            $17.42      15.99      14.51      12.01      8.96
    Number of Units                        9,574,218 12,260,007 11,461,684  8,530,129 5,118,558
    With LT5, HDV, and EBP
    BOP Unit Value                            $10.76          -          -          -
    EOP Unit Value                            $11.56      10.76          -          -         -
    Number of Units                                -          -          -          -         -

---------------------------------------------------------------------------------------------------
Sub-account                                     2006       2005       2004       2003       2002
---------------------------------------------------------------------------------------------------
AST Alger All-Cap Growth (2000)
    With No Optional Benefits
    BOP Unit Value                               $11.10       9.67       9.07       6.80
    EOP Unit Value                                    -     $11.10       9.67       9.07       6.80
    Number of Units                                   -          -  1,798,457  2,002,166    658,419
    With LT5, HDV, and EBP
    BOP Unit Value                               $11.59          -          -          -
    EOP Unit Value                                    -     $11.59          -          -          -
    Number of Units                                   -          -          -          -          -
---------------------------------------------------------------------------------------------------
AST Mid-Cap Value (2000)
    With No Optional Benefits
    BOP Unit Value                               $12.83      12.38      10.91       8.17
    EOP Unit Value                               $14.42      12.83      12.38      10.91       8.17
    Number of Units                           1,907,063  1,988,252  2,587,064  2,513,413  1,200,225
    With LT5, HDV, and EBP
    BOP Unit Value                               $10.24          -          -          -
    EOP Unit Value                               $11.34      10.24          -          -          -
    Number of Units                                   -          -          -          -          -
---------------------------------------------------------------------------------------------------
AST T. Rowe Price Natural Resources (1995)
    With No Optional Benefits
    BOP Unit Value                               $21.00      16.25      12.59       9.59
    EOP Unit Value                               $23.93      21.00      16.25      12.59       9.59
    Number of Units                           2,942,718  3,677,614  2,040,188  2,011,627    724,670
    With LT5, HDV, and EBP
    BOP Unit Value                               $11.61          -          -          -
    EOP Unit Value                               $13.05      11.61          -          -          -
    Number of Units                                   -          -          -          -          -
---------------------------------------------------------------------------------------------------
AST T. Rowe Price Large-Cap Growth
    With No Optional Benefits
    BOP Unit Value                               $10.81       9.44       9.08       7.46
    EOP Unit Value                               $11.23      10.81       9.44       9.08       7.46
    Number of Units                           4,132,529  3,925,740  2,378,881  2,098,873  1,869,353
    With LT5, HDV, and EBP
    BOP Unit Value                               $11.98          -          -          -
    EOP Unit Value                               $12.28      11.98          -          -          -
    Number of Units                                   -          -          -          -          -
---------------------------------------------------------------------------------------------------
AST MFS Growth (1999)
    With No Optional Benefits
    BOP Unit Value                               $10.43       9.97       9.16       7.58
    EOP Unit Value                               $11.25      10.43       9.97       9.16       7.58
    Number of Units                           4,572,301  5,915,443  4,529,834  4,784,269  2,930,432
    With LT5, HDV, and EBP
    BOP Unit Value                               $10.64          -          -          -
    EOP Unit Value                               $11.32      10.64          -          -          -
    Number of Units                                   -          -          -          -          -
---------------------------------------------------------------------------------------------------
AST Marsico Capital Growth (1997)
    With No Optional Benefits
    BOP Unit Value                               $12.88      12.26      10.78       8.32
    EOP Unit Value                               $13.59      12.88      12.26      10.78       8.32
    Number of Units                          26,497,526 32,140,125 28,117,310 20,138,164 10,144,317
    With LT5, HDV, and EBP
    BOP Unit Value                               $10.78          -          -          -
    EOP Unit Value                               $11.21      10.78          -          -          -
    Number of Units                                   -          -          -          -          -
---------------------------------------------------------------------------------------------------
AST Goldman Sachs Concentrated Growth (1992)
    With No Optional Benefits
    BOP Unit Value                                $9.80       9.64       9.45       7.67
    EOP Unit Value                               $10.60       9.80       9.64       9.45       7.67
    Number of Units                           2,498,654  2,531,900  2,785,100  2,053,023  1,349,939
    With LT5, HDV, and EBP
    BOP Unit Value                               $10.64          -          -          -
    EOP Unit Value                               $11.35      10.64          -          -          -
    Number of Units                                   -          -          -          -          -

----------------------------------------------------------------------------------------------------
Sub-account                                       2006       2005       2004       2003      2002
----------------------------------------------------------------------------------------------------
AST DeAM Large-Cap Value (2000)
    With No Optional Benefits
    BOP Unit Value                                 $13.47      12.53      10.78       8.66
    EOP Unit Value                                 $16.13      13.47      12.53      10.78      8.66
    Number of Units                             4,397,725  2,585,881  2,351,197  1,072,256   664,649
    With LT5, HDV, and EBP
    BOP Unit Value                                 $10.59          -          -          -
    EOP Unit Value                                 $12.51      10.59          -          -         -
    Number of Units                                     -          -          -          -         -
----------------------------------------------------------------------------------------------------
AST AllianceBernstein Growth + Value (2001)
    With No Optional Benefits
    BOP Unit Value                                 $11.86      10.72       9.91       7.99
    EOP Unit Value                                      -     $11.86      10.72       9.91      7.99
    Number of Units                                     -          -  1,620,391  1,387,072   965,912
    With LT5, HDV, and EBP
    BOP Unit Value                                 $11.21          -          -          -
    EOP Unit Value                                      -     $11.21          -          -         -
    Number of Units                                     -          -          -          -         -
----------------------------------------------------------------------------------------------------
AST AllianceBernstein Core Value (2001)
    With No Optional Benefits
    BOP Unit Value                                 $12.86      12.39      11.06       8.76
    EOP Unit Value                                 $15.34      12.86      12.39      11.06      8.76
    Number of Units                             5,318,094  4,311,857  4,643,022  3,621,862 6,005,922
    With LT5, HDV, and EBP
    BOP Unit Value                                 $10.20          -          -          -
    EOP Unit Value                                 $12.00      10.20          -          -         -
    Number of Units                                     -          -          -          -         -
----------------------------------------------------------------------------------------------------
AST Cohen & Steers Real Estate (1998)
    With No Optional Benefits
    BOP Unit Value                                 $20.88      18.49      13.63      10.08
    EOP Unit Value                                 $28.08      20.88      18.49      13.63     10.08
    Number of Units                             3,925,105  3,749,124  4,080,179  3,097,315 1,563,489
    With LT5, HDV, and EBP
    BOP Unit Value                                 $11.88          -          -          -
    EOP Unit Value                                 $15.76      11.88          -          -         -
    Number of Units                                     -          -          -          -         -
----------------------------------------------------------------------------------------------------
AST AllianceBernstein Managed Index 500 (1998)
    With No Optional Benefits
    BOP Unit Value                                 $11.27      11.07      10.23       8.17
    EOP Unit Value                                 $12.48      11.27      11.07      10.23      8.17
    Number of Units                             6,255,253  6,774,078  6,845,369  5,442,511 3,662,406
    With LT5, HDV, and EBP
    BOP Unit Value                                 $10.28          -          -          -
    EOP Unit Value                                 $11.23      10.28          -          -         -
    Number of Units                                     -          -          -          -         -
----------------------------------------------------------------------------------------------------
AST American Century Income & Growth (1997)
    With No Optional Benefits
    BOP Unit Value                                 $11.90      11.57      10.45       8.25
    EOP Unit Value                                 $13.68      11.90      11.57      10.45      8.25
    Number of Units                             3,984,557  4,205,655  4,670,846  2,115,438 1,751,136
    With LT5, HDV, and EBP
    BOP Unit Value                                 $10.22          -          -          -
    EOP Unit Value                                 $11.58      10.22          -          -         -
    Number of Units                                     -          -          -          -         -
----------------------------------------------------------------------------------------------------
AST AllianceBernstein Growth & Income (1992)
    With No Optional Benefits
    BOP Unit Value                                 $11.81      11.46      10.50       8.06
    EOP Unit Value                                 $13.62      11.81      11.46      10.50      8.06
    Number of Units                            23,350,650 31,190,346 25,850,506 21,264,670 6,667,373
    With LT5, HDV, and EBP
    BOP Unit Value                                 $10.15          -          -          -
    EOP Unit Value                                 $11.55      10.15          -          -         -
    Number of Units                                     -          -          -          -         -

-------------------------------------------------------------------------------------------------------------
Sub-account                                                 2006      2005       2004       2003      2002
-------------------------------------------------------------------------------------------------------------
AST Large Cap Value
    With No Optional Benefits
    BOP Unit Value                                           $11.69     11.17       9.83       8.34
    EOP Unit Value                                           $13.62     11.69      11.17       9.83      8.34
    Number of Units                                       5,568,043 5,245,455  3,717,848  2,647,064 2,110,071
    With LT5, HDV, and EBP
    BOP Unit Value                                           $10.44         -          -          -
    EOP Unit Value                                           $11.99     10.44          -          -         -
    Number of Units                                               -         -          -          -         -
-------------------------------------------------------------------------------------------------------------
AST UBS Dynamic Alpha
 formerly, AST Global Allocation (1993)
    With No Optional Benefits
    BOP Unit Value                                           $11.77     11.19      10.24       8.71
    EOP Unit Value                                           $12.86     11.77      11.19      10.24      8.71
    Number of Units                                       1,120,866 1,055,033  1,061,887    898,161   847,517
    With LT5, HDV, and EBP
    BOP Unit Value                                           $10.50         -          -          -
    EOP Unit Value                                           $11.32     10.50          -          -         -
    Number of Units                                               -         -          -          -         -
-------------------------------------------------------------------------------------------------------------
AST American Century Strategic Allocation
 formerly, AST American Century Strategic Balanced (1997)
    With No Optional Benefits
    BOP Unit Value                                           $11.79     11.46      10.69       9.14
    EOP Unit Value                                           $12.72     11.79      11.46      10.69      9.14
    Number of Units                                       2,165,859 2,294,531  2,335,598  2,045,205 1,126,058
    With LT5, HDV, and EBP
    BOP Unit Value                                           $10.20         -          -          -
    EOP Unit Value                                           $10.85     10.20          -          -         -
    Number of Units                                               -         -          -          -         -
-------------------------------------------------------------------------------------------------------------
AST T. Rowe Price Asset Allocation (1994)
    With No Optional Benefits
    BOP Unit Value                                           $12.49     12.13      11.09       9.09
    EOP Unit Value                                           $13.82     12.49      12.13      11.09      9.09
    Number of Units                                       4,776,442 4,192,626  3,551,315  2,243,566   921,329
    With LT5, HDV, and EBP
    BOP Unit Value                                           $10.24         -          -          -
    EOP Unit Value                                           $11.17     10.24          -          -         -
    Number of Units                                               -         -          -          -         -
-------------------------------------------------------------------------------------------------------------
AST T. Rowe Price Global Bond (1994)
    With No Optional Benefits
    BOP Unit Value                                           $12.64     13.45      12.59      11.34
    EOP Unit Value                                           $13.21     12.64      13.45      12.59     11.34
    Number of Units                                       6,093,700 6,261,824  4,717,822  2,962,471 1,739,313
    With LT5, HDV, and EBP
    BOP Unit Value                                            $9.34         -          -          -
    EOP Unit Value                                            $9.63      9.34          -          -         -
    Number of Units                                               -         -          -          -         -
-------------------------------------------------------------------------------------------------------------
AST High Yield
 formerly, AST High Yield Bond
    With No Optional Benefits
    BOP Unit Value                                           $12.62     12.69      11.61       9.71
    EOP Unit Value                                           $13.70     12.62      12.69      11.61      9.71
    Number of Units                                       9,653,937 9,658,908 13,717,128 12,201,163 5,592,940
    With LT5, HDV, and EBP
    BOP Unit Value                                            $9.75         -          -          -
    EOP Unit Value                                           $10.43      9.75          -          -         -
    Number of Units                                               -         -          -          -         -

----------------------------------------------------------------------------------------------------
Sub-account                                      2006       2005       2004       2003       2002
----------------------------------------------------------------------------------------------------
AST Lord Abbett Bond-Debenture (2000)
    With No Optional Benefits
    BOP Unit Value                                $12.20      12.26      11.61       9.94
    EOP Unit Value                                $13.17      12.20      12.26      11.61       9.94
    Number of Units                           10,147,675 12,427,806  8,369,008  7,751,236  4,146,530
    With LT5, HDV, and EBP
    BOP Unit Value                                 $9.84          -          -          -
    EOP Unit Value                                $10.48       9.84          -          -          -
    Number of Units                                    -          -          -          -          -
----------------------------------------------------------------------------------------------------
AST PIMCO Total Return Bond (1994)
    With No Optional Benefits
    BOP Unit Value                                $11.40      11.31      10.95      10.57
    EOP Unit Value                                $11.63      11.40      11.31      10.95      10.57
    Number of Units                           21,700,661 22,436,395 33,208,757 26,287,388 20,544,075
    With LT5, HDV, and EBP
    BOP Unit Value                                $10.04          -          -          -
    EOP Unit Value                                $10.10      10.04          -          -          -
    Number of Units                                    -          -          -          -          -
----------------------------------------------------------------------------------------------------
AST PIMCO Limited Maturity Bond (1995)
    With No Optional Benefits
    BOP Unit Value                                $10.54      10.55      10.51      10.34
    EOP Unit Value                                $10.76      10.54      10.55      10.51      10.34
    Number of Units                           22,394,558 28,031,653 21,299,789 15,242,856 11,274,642
    With LT5, HDV, and EBP
    BOP Unit Value                                 $9.94          -          -          -
    EOP Unit Value                                $10.01       9.94          -          -          -
    Number of Units                                    -          -          -          -          -
----------------------------------------------------------------------------------------------------
AST Money Market (1992)
    With No Optional Benefits
    BOP Unit Value                                 $9.88       9.78       9.86       9.96
    EOP Unit Value                                $10.16       9.88       9.78       9.86       9.96
    Number of Units                           46,325,237 42,442,274 29,870,585 32,730,501 36,255,772
    With LT5, HDV, and EBP
    BOP Unit Value                                 $9.99          -          -          -
    EOP Unit Value                                $10.13       9.99          -          -          -
    Number of Units                                    -          -          -          -          -
----------------------------------------------------------------------------------------------------
AST Aggressive Asset Allocation Portfolio
    With No Optional Benefits
    BOP Unit Value                                $10.00          -          -          -
    EOP Unit Value                                $11.38      10.00          -          -          -
    Number of Units                            5,212,589    649,829          -          -          -
    With LT5, HDV, and EBP
    BOP Unit Value                                 $9.99          -          -          -
    EOP Unit Value                                $11.21       9.99          -          -          -
    Number of Units                                    -          -          -          -          -
----------------------------------------------------------------------------------------------------
AST Capital Growth Asset Allocation Portfolio
    With No Optional Benefits
    BOP Unit Value                                $10.01          -          -          -
    EOP Unit Value                                $11.19      10.01          -          -          -
    Number of Units                           23,048,850  2,586,012          -          -          -
    With LT5, HDV, and EBP
    BOP Unit Value                                $10.00          -          -          -
    EOP Unit Value                                $11.02      10.00          -          -          -
    Number of Units                                2,672          -          -          -          -
----------------------------------------------------------------------------------------------------
AST Balanced Asset Allocation Portfolio
    With No Optional Benefits
    BOP Unit Value                                $10.02          -          -          -
    EOP Unit Value                                $11.01      10.02          -          -          -
    Number of Units                           21,829,919  2,726,484          -          -          -
    With LT5, HDV, and EBP
    BOP Unit Value                                $10.01          -          -          -
    EOP Unit Value                                $10.85      10.01          -          -          -
    Number of Units                               18,249          -          -          -          -

-------------------------------------------------------------------------------------------------------------------
Sub-account                                                           2006      2005      2004      2003     2002
-------------------------------------------------------------------------------------------------------------------
AST Conservative Asset Allocation Portfolio
    With No Optional Benefits
    BOP Unit Value                                                     $10.03         -         -         -
    EOP Unit Value                                                     $10.90     10.03         -         -       -
    Number of Units                                                 7,315,279   685,724         -         -       -
    With LT5, HDV, and EBP
    BOP Unit Value                                                     $10.02         -         -         -
    EOP Unit Value                                                     $10.74     10.02         -         -       -
    Number of Units                                                         -         -         -         -       -
-------------------------------------------------------------------------------------------------------------------
AST Preservation Asset Allocation Portfolio
    With No Optional Benefits
    BOP Unit Value                                                     $10.04         -         -         -
    EOP Unit Value                                                     $10.66     10.04         -         -       -
    Number of Units                                                 3,303,256   115,215         -         -       -
    With LT5, HDV, and EBP
    BOP Unit Value                                                     $10.03         -         -         -
    EOP Unit Value                                                     $10.50     10.03         -         -       -
    Number of Units                                                         -         -         -         -       -
-------------------------------------------------------------------------------------------------------------------
Gartmore Variable Investment Trust - GVIT Developing Markets (1996)
    With No Optional Benefits
    BOP Unit Value                                                     $20.72     16.02     13.60      8.66
    EOP Unit Value                                                     $27.43     20.72     16.02     13.60    8.66
    Number of Units                                                 2,835,328 3,395,891 2,103,950 1,763,660 283,466
    With LT5, HDV, and EBP
    BOP Unit Value                                                     $11.93         -         -         -
    EOP Unit Value                                                     $15.57     11.93         -         -       -
    Number of Units                                                         -         -         -         -       -
-------------------------------------------------------------------------------------------------------------------
WFVT Advantage Equity Income (1999)
    With No Optional Benefits
    BOP Unit Value                                                     $11.59     11.18     10.23      8.25
    EOP Unit Value                                                     $13.51     11.59     11.18     10.23    8.25
    Number of Units                                                   582,613   534,649   590,808   314,757 196,720
    With LT5, HDV, and EBP
    BOP Unit Value                                                     $10.08         -         -         -
    EOP Unit Value                                                     $11.60     10.08         -         -       -
    Number of Units                                                         -         -         -         -       -
-------------------------------------------------------------------------------------------------------------------
AIM V.I. - Dynamics (1999)
    With No Optional Benefits
    BOP Unit Value                                                     $11.67     10.72      9.61      7.09
    EOP Unit Value                                                     $13.33     11.67     10.72      9.61    7.09
    Number of Units                                                   605,730   602,064   668,032   889,464 543,762
    With LT5, HDV, and EBP
    BOP Unit Value                                                     $10.80         -         -         -
    EOP Unit Value                                                     $12.16     10.80         -         -       -
    Number of Units                                                         -         -         -         -       -
-------------------------------------------------------------------------------------------------------------------
AIM V.I. - Technology (1999)
    With No Optional Benefits
    BOP Unit Value                                                      $8.13      8.09      7.87      5.50
    EOP Unit Value                                                      $8.84      8.13      8.09      7.87    5.50
    Number of Units                                                   513,442   453,391   512,424   578,651 293,307
    With LT5, HDV, and EBP
    BOP Unit Value                                                     $10.60         -         -         -
    EOP Unit Value                                                     $11.36     10.60         -         -       -
    Number of Units                                                         -         -         -         -       -
-------------------------------------------------------------------------------------------------------------------
AIM V.I. - Health Sciences (1999)
    With No Optional Benefits
    BOP Unit Value                                                     $11.31     10.64     10.05      8.00
    EOP Unit Value                                                     $11.71     11.31     10.64     10.05    8.00
    Number of Units                                                 1,250,782 1,131,375   937,586   698,364 475,873
    With LT5, HDV, and EBP
    BOP Unit Value                                                     $11.04         -         -         -
    EOP Unit Value                                                     $11.27     11.04         -         -       -
    Number of Units                                                         -         -         -         -       -

------------------------------------------------------------------------------------------
Sub-account                                  2006      2005      2004      2003     2002
------------------------------------------------------------------------------------------
AIM V.I. - Financial Services (1999)
    With No Optional Benefits
    BOP Unit Value                            $12.43     11.94     11.17      8.76
    EOP Unit Value                            $14.24     12.43     11.94     11.17    8.76
    Number of Units                          778,674 1,042,992   585,185   607,265 366,258
    With LT5, HDV, and EBP
    BOP Unit Value                            $10.62         -         -         -
    EOP Unit Value                            $12.00     10.62         -         -       -
    Number of Units                                -         -         -         -       -
------------------------------------------------------------------------------------------
Evergreen VA - International Equity (2000)
    With No Optional Benefits
    BOP Unit Value                            $15.59     13.66     11.65      8.15
    EOP Unit Value                            $18.88     15.59     13.66     11.65    8.15
    Number of Units                        1,081,552   689,816   414,631   189,143 113,389
    With LT5, HDV, and EBP
    BOP Unit Value                            $10.88         -         -         -
    EOP Unit Value                            $13.00     10.88         -         -       -
    Number of Units                                -         -         -         -       -
------------------------------------------------------------------------------------------
Evergreen VA - Special Equity (1999)
    With No Optional Benefits
    BOP Unit Value                            $10.31     11.58     11.12      7.44
    EOP Unit Value                                 -    $10.31     11.58     11.12    7.44
    Number of Units                                -         -   702,642   815,621 127,728
    With LT5, HDV, and EBP
    BOP Unit Value                             $9.26         -         -         -
    EOP Unit Value                                 -     $9.26         -         -       -
    Number of Units                                -         -         -         -       -
------------------------------------------------------------------------------------------
Evergreen VA - Omega (2000)
    With No Optional Benefits
    BOP Unit Value                            $11.53     11.29     10.71      7.78
    EOP Unit Value                            $12.03     11.53     11.29     10.71    7.78
    Number of Units                          241,307   281,775   570,123   404,789  39,943
    With LT5, HDV, and EBP
    BOP Unit Value                            $10.50         -         -         -
    EOP Unit Value                            $10.79     10.50         -         -       -
    Number of Units                                -         -         -         -       -
------------------------------------------------------------------------------------------
Evergreen VA Growth Fund
    With No Optional Benefits
    BOP Unit Value                            $11.44         -         -         -       -
    EOP Unit Value                            $12.49     11.44         -         -       -
    Number of Units                          553,827   606,614         -         -       -
    With LT5, HDV, and EBP
    BOP Unit Value                            $11.33         -         -         -
    EOP Unit Value                            $12.20     11.33         -         -       -
    Number of Units                                -         -         -         -       -
------------------------------------------------------------------------------------------
ProFund VP - Europe 30 (1999)
    With No Optional Benefits
    BOP Unit Value                            $12.94     12.17     10.83      7.93
    EOP Unit Value                            $14.95     12.94     12.17     10.83    7.93
    Number of Units                        2,790,577 1,133,421 1,812,435 2,116,400 292,396
    With LT5, HDV, and EBP
    BOP Unit Value                            $10.41         -         -         -
    EOP Unit Value                            $11.87     10.41         -         -       -
    Number of Units                                -         -         -         -       -
------------------------------------------------------------------------------------------
ProFund VP - Asia 30 (2002)
    With No Optional Benefits
    BOP Unit Value                            $14.45     12.30     12.57      7.75
    EOP Unit Value                            $19.80     14.45     12.30     12.57    7.75
    Number of Units                        3,073,769 1,723,105   896,010   942,605 281,993
    With LT5, HDV, and EBP
    BOP Unit Value                            $11.10         -         -         -
    EOP Unit Value                            $14.99     11.10         -         -       -
    Number of Units                                -         -         -         -       -

-------------------------------------------------------------------------------------
Sub-account                             2006      2005      2004      2003     2002
-------------------------------------------------------------------------------------
ProFund VP - Japan (2002)
    With No Optional Benefits
    BOP Unit Value                       $13.31      9.55      9.03      7.24
    EOP Unit Value                       $14.51     13.31      9.55      9.03    7.24
    Number of Units                   1,650,266 3,413,955   710,879   426,718  65,845
    With LT5, HDV, and EBP
    BOP Unit Value                       $13.38         -         -         -
    EOP Unit Value                       $14.38     13.38         -         -       -
    Number of Units                           -         -         -         -       -
-------------------------------------------------------------------------------------
ProFund VP - Banks (2002)
    With No Optional Benefits
    BOP Unit Value                       $11.77     11.98     10.90      8.56
    EOP Unit Value                       $13.35     11.77     11.98     10.90    8.56
    Number of Units                     402,883   351,876   229,711    93,067 101,136
    With LT5, HDV, and EBP
    BOP Unit Value                       $10.10         -         -         -
    EOP Unit Value                       $11.31     10.10         -         -       -
    Number of Units                           -         -         -         -       -
-------------------------------------------------------------------------------------
ProFund VP - Basic Materials (2002)
    With No Optional Benefits
    BOP Unit Value                       $11.96     11.87     10.95      8.46
    EOP Unit Value                       $13.58     11.96     11.87     10.95    8.46
    Number of Units                     779,466   681,692   529,237 1,512,864  76,331
    With LT5, HDV, and EBP
    BOP Unit Value                        $9.48         -         -         -
    EOP Unit Value                       $10.62      9.48         -         -       -
    Number of Units                           -         -         -         -       -
-------------------------------------------------------------------------------------
ProFund VP - Biotechnology (2001)
    With No Optional Benefits
    BOP Unit Value                       $12.34     10.52      9.75      7.09
    EOP Unit Value                       $11.64     12.34     10.52      9.75    7.09
    Number of Units                     393,923   697,686   757,678   208,971 130,082
    With LT5, HDV, and EBP
    BOP Unit Value                       $13.48         -         -         -
    EOP Unit Value                       $12.55     13.48         -         -       -
    Number of Units                           -         -         -         -       -
-------------------------------------------------------------------------------------
ProFund VP - Consumer Services (2002)
    With No Optional Benefits
    BOP Unit Value                        $8.97      9.56      9.04      7.25
    EOP Unit Value                        $9.88      8.97      9.56      9.04    7.25
    Number of Units                     192,639    86,431   430,620   136,269 128,022
    With LT5, HDV, and EBP
    BOP Unit Value                        $9.66         -         -         -
    EOP Unit Value                       $10.50      9.66         -         -       -
    Number of Units                           -         -         -         -       -
-------------------------------------------------------------------------------------
ProFund VP - Consumer Goods (2002)
    With No Optional Benefits
    BOP Unit Value                       $10.15     10.36      9.64      8.28
    EOP Unit Value                       $11.25     10.15     10.36      9.64    8.28
    Number of Units                     548,567   161,037   369,007    58,425 148,446
    With LT5, HDV, and EBP
    BOP Unit Value                        $9.73         -         -         -
    EOP Unit Value                       $10.63      9.73         -         -       -
    Number of Units                           -         -         -         -       -
-------------------------------------------------------------------------------------
ProFund VP - Oil & Gas (2001)
    With No Optional Benefits
    BOP Unit Value                       $17.22     13.33     10.48      8.71
    EOP Unit Value                       $20.43     17.22     13.33     10.48    8.71
    Number of Units                   2,251,126 2,573,776 1,856,882 1,225,844 299,833
    With LT5, HDV, and EBP
    BOP Unit Value                       $10.92         -         -         -
    EOP Unit Value                       $12.78     10.92         -         -       -
    Number of Units                           -         -         -         -       -

-------------------------------------------------------------------------------------
Sub-account                           2006      2005      2004      2003      2002
-------------------------------------------------------------------------------------
ProFund VP - Financial (2001)
    With No Optional Benefits
    BOP Unit Value                     $12.46     12.19     11.23      8.85
    EOP Unit Value                     $14.38     12.46     12.19     11.23      8.85
    Number of Units                   913,872   616,873   553,342   398,159   221,377
    With LT5, HDV, and EBP
    BOP Unit Value                     $10.53         -         -         -
    EOP Unit Value                     $11.98     10.53         -         -         -
    Number of Units                         -         -         -         -         -
-------------------------------------------------------------------------------------
ProFund VP - Healthcare (2001)
    With No Optional Benefits
    BOP Unit Value                      $9.63      9.23      9.17      7.94
    EOP Unit Value                      $9.96      9.63      9.23      9.17      7.94
    Number of Units                 2,106,409 2,175,821 1,318,525   707,449   388,508
    With LT5, HDV, and EBP
    BOP Unit Value                     $10.46         -         -         -
    EOP Unit Value                     $10.68     10.46         -         -         -
    Number of Units                         -         -         -         -         -
-------------------------------------------------------------------------------------
ProFund VP - Industrial (2002)
    With No Optional Benefits
    BOP Unit Value                     $11.23     11.15     10.01      7.93
    EOP Unit Value                     $12.33     11.23     11.15     10.01      7.93
    Number of Units                   242,684   211,677   253,411   318,339    12,642
    With LT5, HDV, and EBP
    BOP Unit Value                     $10.06         -         -         -
    EOP Unit Value                     $10.90     10.06         -         -         -
    Number of Units                         -         -         -         -         -
-------------------------------------------------------------------------------------
ProFund VP - Internet (2002)
    With No Optional Benefits
    BOP Unit Value                     $18.90     17.89     15.00      8.57
    EOP Unit Value                     $18.84     18.90     17.89     15.00      8.57
    Number of Units                   200,072   467,320   992,879   206,876   306,572
    With LT5, HDV, and EBP
    BOP Unit Value                     $12.71         -         -         -
    EOP Unit Value                     $12.50     12.71         -         -         -
    Number of Units                         -         -         -         -         -
-------------------------------------------------------------------------------------
ProFund VP - Pharmaceuticals (2002)
    With No Optional Benefits
    BOP Unit Value                      $7.51      7.93      8.89      8.56
    EOP Unit Value                      $8.28      7.51      7.93      8.89      8.56
    Number of Units                   716,678   515,768   527,336   266,978   136,559
    With LT5, HDV, and EBP
    BOP Unit Value                      $9.44         -         -         -
    EOP Unit Value                     $10.27      9.44         -         -         -
    Number of Units                         -         -         -         -         -
-------------------------------------------------------------------------------------
ProFund VP - Precious Metals (2002)
    With No Optional Benefits
    BOP Unit Value                     $14.62     11.77     13.29      9.70
    EOP Unit Value                     $15.44     14.62     11.77     13.29      9.70
    Number of Units                 2,487,596 2,426,530 1,479,384 1,329,806 1,175,651
    With LT5, HDV, and EBP
    BOP Unit Value                     $12.00         -         -         -
    EOP Unit Value                     $12.49     12.00         -         -         -
    Number of Units                         -         -         -         -         -
-------------------------------------------------------------------------------------
ProFund VP - Real Estate (2001)
    With No Optional Benefits
    BOP Unit Value                     $16.96     16.15     12.91      9.86
    EOP Unit Value                     $22.10     16.96     16.15     12.91      9.86
    Number of Units                   926,728   501,989 1,816,706   462,906   441,318
    With LT5, HDV, and EBP
    BOP Unit Value                     $11.17         -         -         -
    EOP Unit Value                     $14.36     11.17         -         -         -
    Number of Units                         -         -         -         -         -

----------------------------------------------------------------------------------------
Sub-account                              2006      2005      2004      2003      2002
----------------------------------------------------------------------------------------
ProFund VP - Semiconductor (2002)
    With No Optional Benefits
    BOP Unit Value                         $7.64      7.15      9.51      5.14
    EOP Unit Value                         $6.98      7.64      7.15      9.51      5.14
    Number of Units                      339,250   746,085   694,352   423,958    93,241
    With LT5, HDV, and EBP
    BOP Unit Value                        $10.65         -         -         -
    EOP Unit Value                         $9.60     10.65         -         -         -
    Number of Units                            -         -         -         -         -
----------------------------------------------------------------------------------------
ProFund VP - Technology (2001)
    With No Optional Benefits
    BOP Unit Value                         $8.45      8.48      8.66      6.03
    EOP Unit Value                         $8.98      8.45      8.48      8.66      6.03
    Number of Units                      673,628   577,739   727,580   497,972   254,131
    With LT5, HDV, and EBP
    BOP Unit Value                        $10.54         -         -         -
    EOP Unit Value                        $11.05     10.54         -         -         -
    Number of Units                            -         -         -         -         -
----------------------------------------------------------------------------------------
ProFund VP - Telecommunications (2001)
    With No Optional Benefits
    BOP Unit Value                         $7.52      8.19      7.21      7.15
    EOP Unit Value                         $9.93      7.52      8.19      7.21      7.15
    Number of Units                    1,277,316   456,586   460,848   398,350   272,408
    With LT5, HDV, and EBP
    BOP Unit Value                         $9.74         -         -         -
    EOP Unit Value                        $12.68      9.74         -         -         -
    Number of Units                            -         -         -         -         -
----------------------------------------------------------------------------------------
ProFund VP - Utilities (2001)
    With No Optional Benefits
    BOP Unit Value                        $12.37     11.13      9.34      7.83
    EOP Unit Value                        $14.51     12.37     11.13      9.34      7.83
    Number of Units                    2,195,309 1,996,877 1,060,939   618,427   521,419
    With LT5, HDV, and EBP
    BOP Unit Value                        $10.60         -         -         -
    EOP Unit Value                        $12.26     10.60         -         -         -
    Number of Units                            -         -         -         -         -
----------------------------------------------------------------------------------------
ProFund VP - Bull (2002)
    With No Optional Benefits
    BOP Unit Value                        $10.64     10.53      9.84      7.97
    EOP Unit Value                        $11.90     10.64     10.53      9.84      7.97
    Number of Units                    7,031,661 7,846,866 8,215,357 3,563,562   954,792
    With LT5, HDV, and EBP
    BOP Unit Value                        $10.12         -         -         -
    EOP Unit Value                        $11.16     10.12         -         -         -
    Number of Units                            -         -         -         -         -
----------------------------------------------------------------------------------------
ProFund VP - Bear (2001)
    With No Optional Benefits
    BOP Unit Value                         $7.23      7.45      8.44     11.38
    EOP Unit Value                         $6.57      7.23      7.45      8.44     11.38
    Number of Units                    1,868,606 2,169,662 1,202,243 1,886,515 1,532,543
    With LT5, HDV, and EBP
    BOP Unit Value                         $9.54         -         -         -
    EOP Unit Value                         $8.56      9.54         -         -         -
    Number of Units                            -         -         -         -         -
----------------------------------------------------------------------------------------
ProFund VP - Ultra Bull (2001)
    With No Optional Benefits
    BOP Unit Value                        $11.87     11.76     10.20      6.78
    EOP Unit Value                        $14.36     11.87     11.76     10.20      6.78
    Number of Units                    1,596,920 1,158,025 2,817,803 1,431,345   297,435
    With LT5, HDV, and EBP
    BOP Unit Value                        $10.25         -         -         -
    EOP Unit Value                        $12.23     10.25         -         -         -
    Number of Units                            -         -         -         -         -

-------------------------------------------------------------------------------------
Sub-account                           2006      2005      2004      2003      2002
-------------------------------------------------------------------------------------
ProFund VP - OTC (2001)
    With No Optional Benefits
    BOP Unit Value                      $9.80      9.94      9.32      6.45
    EOP Unit Value                     $10.16      9.80      9.94      9.32      6.45
    Number of Units                 1,764,614 2,467,486 4,885,351 4,445,234 1,346,852
    With LT5, HDV, and EBP
    BOP Unit Value                     $10.55         -         -         -
    EOP Unit Value                     $10.79     10.55         -         -         -
    Number of Units                         -         -         -         -         -
-------------------------------------------------------------------------------------
ProFund VP - Short OTC (2002)
    With No Optional Benefits
    BOP Unit Value                      $5.88      5.93      6.78     11.00
    EOP Unit Value                      $5.70      5.88      5.93      6.78     11.00
    Number of Units                 1,891,265 2,494,112   908,064 1,535,439   433,181
    With LT5, HDV, and EBP
    BOP Unit Value                      $9.14         -         -         -
    EOP Unit Value                      $8.75      9.14         -         -         -
    Number of Units                         -         -         -         -         -
-------------------------------------------------------------------------------------
ProFund VP - UltraOTC (1999)
    With No Optional Benefits
    BOP Unit Value                      $7.47      7.89      7.03      3.53
    EOP Unit Value                      $7.70      7.47      7.89      7.03      3.53
    Number of Units                 2,319,572 4,740,165 6,592,447 3,410,589 1,003,123
    With LT5, HDV, and EBP
    BOP Unit Value                     $11.04         -         -         -
    EOP Unit Value                     $11.23     11.04         -         -         -
    Number of Units                         -         -         -         -         -
-------------------------------------------------------------------------------------
ProFund VP - Mid-Cap Value (2002)
    With No Optional Benefits
    BOP Unit Value                     $12.49     11.67     10.23      7.66
    EOP Unit Value                     $13.80     12.49     11.67     10.23      7.66
    Number of Units                 1,978,580 2,164,543 2,632,869 1,455,513   438,387
    With LT5, HDV, and EBP
    BOP Unit Value                     $10.60         -         -         -
    EOP Unit Value                     $11.55     10.60         -         -         -
    Number of Units                         -         -         -         -         -
-------------------------------------------------------------------------------------
ProFund VP - Mid-Cap Growth (2002)
    With No Optional Benefits
    BOP Unit Value                     $11.58     10.58      9.69      7.70
    EOP Unit Value                     $11.84     11.58     10.58      9.69      7.70
    Number of Units                 1,594,539 5,059,311 2,220,901 1,009,867   439,054
    With LT5, HDV, and EBP
    BOP Unit Value                     $10.76         -         -         -
    EOP Unit Value                     $10.85     10.76         -         -         -
    Number of Units                         -         -         -         -         -
-------------------------------------------------------------------------------------
ProFund VP - UltraMid-Cap (2002)
    With No Optional Benefits
    BOP Unit Value                     $13.91     11.99      9.55      5.71
    EOP Unit Value                     $15.14     13.91     11.99      9.55      5.71
    Number of Units                 1,588,771 1,935,487 3,106,849 1,112,311   477,953
    With LT5, HDV, and EBP
    BOP Unit Value                     $11.38         -         -         -
    EOP Unit Value                     $12.22     11.38         -         -         -
    Number of Units                         -         -         -         -         -
-------------------------------------------------------------------------------------
ProFund VP - Small-Cap Value (2002)
    With No Optional Benefits
    BOP Unit Value                     $11.35     11.10      9.39      7.09
    EOP Unit Value                     $13.11     11.35     11.10      9.39      7.09
    Number of Units                 2,446,357 1,398,442 4,088,760 5,144,632   994,778
    With LT5, HDV, and EBP
    BOP Unit Value                     $10.30         -         -         -
    EOP Unit Value                     $11.73     10.30         -         -         -
    Number of Units                         -         -         -         -         -

----------------------------------------------------------------------------------------------
Sub-account                                    2006      2005      2004      2003      2002
----------------------------------------------------------------------------------------------
ProFund VP - Small-Cap Growth (2002)
    With No Optional Benefits
    BOP Unit Value                              $12.67     11.98     10.16      7.69
    EOP Unit Value                              $13.54     12.67     11.98     10.16      7.69
    Number of Units                          1,643,633 4,579,887 4,677,820 3,868,951   772,260
    With LT5, HDV, and EBP
    BOP Unit Value                              $10.48         -         -         -
    EOP Unit Value                              $11.05     10.48         -         -         -
    Number of Units                                  -         -         -         -         -
----------------------------------------------------------------------------------------------
ProFund VP - UltraSmall-Cap (1999)
    With No Optional Benefits
    BOP Unit Value                              $15.23     15.52     12.04      6.14
    EOP Unit Value                              $18.87     15.23     15.52     12.04      6.14
    Number of Units                          1,580,595   816,755 5,098,565 1,702,558   212,085
    With LT5, HDV, and EBP
    BOP Unit Value                              $10.66         -         -         -
    EOP Unit Value                              $13.03     10.66         -         -         -
    Number of Units                                  -         -         -         -         -
----------------------------------------------------------------------------------------------
ProFund VP - U.S. Government Plus (2002)
    With No Optional Benefits
    BOP Unit Value                              $12.64     11.79     11.08     11.56
    EOP Unit Value                              $11.86     12.64     11.79     11.08     11.56
    Number of Units                            821,668 2,312,868 1,051,158   731,470 2,486,854
    With LT5, HDV, and EBP
    BOP Unit Value                              $10.54         -         -         -
    EOP Unit Value                               $9.76     10.54         -         -         -
    Number of Units                                  -         -         -         -         -
----------------------------------------------------------------------------------------------
ProFund VP - Rising Rates Opportunity (2002)
    With No Optional Benefits
    BOP Unit Value                               $6.00      6.63      7.56      8.02
    EOP Unit Value                               $6.50      6.00      6.63      7.56      8.02
    Number of Units                          4,567,551 3,415,324 5,314,528 1,817,924   165,792
    With LT5, HDV, and EBP
    BOP Unit Value                               $9.08         -         -         -
    EOP Unit Value                               $9.71      9.08         -         -         -
    Number of Units                                  -         -         -         -         -
----------------------------------------------------------------------------------------------
ProFund VP Large-Cap Growth
    With No Optional Benefits
    BOP Unit Value                              $10.30     10.37         -         -
    EOP Unit Value                              $11.05     10.30     10.37         -         -
    Number of Units                          2,181,106 2,620,751    72,725         -         -
    With LT5, HDV, and EBP
    BOP Unit Value                               $9.98         -         -         -
    EOP Unit Value                              $10.56      9.98         -         -         -
    Number of Units                                  -         -         -         -         -
----------------------------------------------------------------------------------------------
ProFund VP Large-Cap Value
    With No Optional Benefits
    BOP Unit Value                              $10.51     10.37         -         -
    EOP Unit Value                              $12.26     10.51     10.37         -         -
    Number of Units                          4,023,312 2,141,308   159,605         -         -
    With LT5, HDV, and EBP
    BOP Unit Value                              $10.20         -         -         -
    EOP Unit Value                              $11.74     10.20         -         -         -
    Number of Units                                  -         -         -         -         -
----------------------------------------------------------------------------------------------
ProFund VP Short Mid Cap
    With No Optional Benefits
    BOP Unit Value                               $8.64      9.70         -         -
    EOP Unit Value                               $8.18      8.64      9.70         -         -
    Number of Units                            254,207   364,782    39,360         -         -
    With LT5, HDV, and EBP
    BOP Unit Value                               $8.94         -         -         -
    EOP Unit Value                               $8.36      8.94         -         -         -
    Number of Units                                  -         -         -         -         -

------------------------------------------------------------------------------------
Sub-account                                2006      2005      2004     2003   2002
------------------------------------------------------------------------------------
ProFund VP Short Small-Cap
    With No Optional Benefits
    BOP Unit Value                           $9.11      9.54         -      -
    EOP Unit Value                           $7.90      9.11      9.54      -      -
    Number of Units                        560,897   220,843   136,809      -      -
    With LT5, HDV, and EBP
    BOP Unit Value                           $9.17         -         -      -
    EOP Unit Value                           $7.84      9.17         -      -      -
    Number of Units                              -         -         -      -      -
------------------------------------------------------------------------------------
Access VP High Yield
    With No Optional Benefits
    BOP Unit Value                          $10.56         -         -      -      -
    EOP Unit Value                          $11.38     10.56         -      -      -
    Number of Units                      1,207,864   899,141         -      -      -
    With LT5, HDV, and EBP
    BOP Unit Value                          $10.47         -         -      -
    EOP Unit Value                          $11.12     10.47         -      -      -
    Number of Units                              -         -         -      -      -
------------------------------------------------------------------------------------
First Trust(R) 10 Uncommon Values (2000)
    With No Optional Benefits
    BOP Unit Value                           $9.92     10.03      9.16   6.80
    EOP Unit Value                          $10.15      9.92     10.03   9.16   6.80
    Number of Units                        100,227    87,726    91,924 66,435 19,826
    With LT5, HDV, and EBP
    BOP Unit Value                           $9.74         -         -      -
    EOP Unit Value                           $9.83      9.74         -      -      -
    Number of Units                              -         -         -      -      -
------------------------------------------------------------------------------------
First Trust Global Dividend Target 15
    With No Optional Benefits
    BOP Unit Value                          $12.84     11.85         -      -
    EOP Unit Value                          $17.48     12.84     11.85      -      -
    Number of Units                      1,507,757   590,605   311,233      -      -
    With LT5, HDV, and EBP
    BOP Unit Value                          $10.83         -         -      -
    EOP Unit Value                          $14.54     10.83         -      -      -
    Number of Units                              -         -         -      -      -
------------------------------------------------------------------------------------
First Trust Managed VIP
    With No Optional Benefits
    BOP Unit Value                          $11.94     11.32         -      -
    EOP Unit Value                          $13.10     11.94     11.32      -      -
    Number of Units                      2,772,210 2,420,873 1,777,316      -      -
    With LT5, HDV, and EBP
    BOP Unit Value                          $10.43         -         -      -
    EOP Unit Value                          $11.29     10.43         -      -      -
    Number of Units                              -         -         -      -      -
------------------------------------------------------------------------------------
First Trust NASDAQ Target 15
    With No Optional Benefits
    BOP Unit Value                          $10.83     10.66         -      -
    EOP Unit Value                          $11.60     10.83     10.66      -      -
    Number of Units                        199,508   134,177    82,809      -      -
    With LT5, HDV, and EBP
    BOP Unit Value                          $10.75         -         -      -
    EOP Unit Value                          $11.35     10.75         -      -      -
    Number of Units                              -         -         -      -      -
------------------------------------------------------------------------------------
First Trust S&P Target 24
    With No Optional Benefits
    BOP Unit Value                          $11.01     10.75         -      -
    EOP Unit Value                          $11.14     11.01     10.75      -      -
    Number of Units                        290,152   304,840   173,851      -      -
    With LT5, HDV, and EBP
    BOP Unit Value                          $10.48         -         -      -
    EOP Unit Value                          $10.46     10.48         -      -      -
    Number of Units                              -         -         -      -      -

--------------------------------------------------------------------------------------
Sub-account                                        2006      2005     2004   2003 2002
--------------------------------------------------------------------------------------
First Trust The Dow Target 10
    With No Optional Benefits
    BOP Unit Value                                   $9.98     10.48       -  -
    EOP Unit Value                                  $12.32      9.98   10.48  -    -
    Number of Units                                481,064   194,864 155,695  -    -
    With LT5, HDV, and EBP
    BOP Unit Value                                   $9.53         -       -  -
    EOP Unit Value                                  $11.61      9.53       -  -    -
    Number of Units                                      -         -       -  -    -
--------------------------------------------------------------------------------------
First Trust Dow Target Dividend
    With No Optional Benefits
    BOP Unit Value                                   $9.76         -       -  -
    EOP Unit Value                                  $11.34      9.76       -  -    -
    Number of Units                              2,310,768 1,240,527       -  -    -
    With LT5, HDV, and EBP
    BOP Unit Value                                   $9.67         -       -  -
    EOP Unit Value                                  $11.08      9.67       -  -    -
    Number of Units                                      -         -       -  -    -
--------------------------------------------------------------------------------------
First Trust Value Line Target 25
    With No Optional Benefits
    BOP Unit Value                                  $14.82     12.59       -  -
    EOP Unit Value                                  $15.00     14.82   12.59  -    -
    Number of Units                              1,119,827 1,068,339 389,792  -    -
    With LT5, HDV, and EBP
    BOP Unit Value                                  $11.11         -       -  -
    EOP Unit Value                                  $11.08     11.11       -  -    -
    Number of Units                                      -         -       -  -    -
--------------------------------------------------------------------------------------
SP International Growth
 formerly, SP William Blair International Growth
    With No Optional Benefits
    BOP Unit Value                                  $12.05     10.53       -  -
    EOP Unit Value                                  $14.35     12.05   10.53  -    -
    Number of Units                                742,865   672,243 269,671  -    -
    With LT5, HDV, and EBP
    BOP Unit Value                                  $11.18         -       -  -
    EOP Unit Value                                  $13.12     11.18       -  -    -
    Number of Units                                      -         -       -  -    -
--------------------------------------------------------------------------------------
AST Advanced Strategies Portfolio
    With No Optional Benefits
    BOP Unit Value                                  $10.00         -       -  -
    EOP Unit Value                                  $10.66         -       -  -    -
    Number of Units                              5,258,474         -       -  -    -
    With LT5, HDV, and EBP
    BOP Unit Value                                  $10.00         -       -  -
    EOP Unit Value                                  $10.54         -       -  -    -
    Number of Units                                      -         -       -  -    -
--------------------------------------------------------------------------------------
AST First Trust Balanced Target Portfolio
    With No Optional Benefits
    BOP Unit Value                                  $10.00         -       -  -
    EOP Unit Value                                  $10.58         -       -  -    -
    Number of Units                              3,781,525         -       -  -    -
    With LT5, HDV, and EBP
    BOP Unit Value                                  $10.00         -       -  -
    EOP Unit Value                                  $10.47         -       -  -    -
    Number of Units                                      -         -       -  -    -
--------------------------------------------------------------------------------------
AST First Trust Capital Appreciation Portfolio
    With No Optional Benefits
    BOP Unit Value                                  $10.00         -       -  -
    EOP Unit Value                                  $10.48         -       -  -    -
    Number of Units                              3,795,562         -       -  -    -
    With LT5, HDV, and EBP
    BOP Unit Value                                  $10.00         -       -  -
    EOP Unit Value                                  $10.37         -       -  -    -
    Number of Units                                      -         -       -  -    -

              APPENDIX B - CALCULATION OF OPTIONAL DEATH BENEFITS

 Examples of Enhanced Beneficiary Protection Optional Death Benefit Calculation The following are examples of how the Enhanced Beneficiary Protection Optional Death Benefit is calculated. Each example assumes that a $50,000 initial Purchase Payment is made. Each example assumes that there is one Owner who is age 50 on the Issue Date and that all Account Value is maintained in the variable investment options. The formula for determining the Enhanced Beneficiary Protection Optional Death Benefit is as follows:


                            Growth  =        Account Value of variable        minus   Purchase Payments -
                                          investment options plus Interim           proportional withdrawals
                                            Value of Fixed Allocations
                                                 (no MVA applies)


 Example with market increase
 Assume that the Owner has made no withdrawals and that the Account Value has been increasing due to positive market performance. On the date we receive due proof of death, the Account Value is $75,000. The basic Death Benefit is calculated as Purchase Payments minus proportional withdrawals, or Account Value, which ever is greater. Therefore, the basic Death Benefit is equal to $75,000. The Enhanced Beneficiary Protection Optional Death Benefit is equal to the amount payable under the basic Death Benefit ($75,000) PLUS 40% of the "Growth" under the Annuity.

                      Growth   =$75,000 - [$50,000 - $0]
                               =$25,000

       Benefit Payable under Enhanced Beneficiary Protection Optional Death Benefit = 40% of Growth

                                  =$25,000 * 0.40
                                  =$10,000

       Benefit Payable under Basic Death Benefit PLUS Enhanced Beneficiary Protection Optional Death Benefit

                                     =$85,000

 Examples with market decline
 Assume that the Owner has made no withdrawals and that the Account Value has been decreasing due to declines in market performance. On the date we receive due proof of death, the Account Value is $45,000. The basic Death Benefit is calculated as Purchase Payments minus proportional withdrawals, or Account Value, which ever is greater. Therefore, the basic Death Benefit is equal to $50,000. The Enhanced Beneficiary Protection Optional Death Benefit is equal to the amount payable under the basic Death Benefit ($50,000) PLUS the "Growth" under the Annuity.

                      Growth   =$45,000 - [$50,000 - $0]
                               =$-5,000

       Benefit Payable under Enhanced Beneficiary Protection Optional Death Benefit = 40% of Growth
                NO BENEFIT IS PAYABLE

       Benefit Payable under Basic Death Benefit PLUS Enhanced Beneficiary Protection Optional Death Benefit

                                     =$50,000

 In this example you would receive no additional benefit from purchasing the Enhanced Beneficiary Protection Optional Death Benefit.

 Example with market increase and withdrawals
 Assume that the Account Value has been increasing due to positive market performance and the Owner made a withdrawal of $15,000 in Annuity Year 5 when the Account Value was $75,000. On the date we receive due proof of death, the Account Value is $90,000. The basic Death Benefit is calculated as Purchase Payments minus proportional withdrawals, or Account Value, which ever is greater. Therefore, the basic Death Benefit is equal to $90,000. The Enhanced Beneficiary Protection Optional Death Benefit is equal to the amount payable under the basic Death Benefit ($90,000) PLUS 40% of the "Growth" under the Annuity.

          Growth   =$90,000 - [$50,000 - ($50,000 * $15,000/$75,000)]
                   =$90,000 - [$50,000 - $10,000]
                   =$90,000 - $40,000
                   =$50,000

       Benefit Payable under Enhanced Beneficiary Protection Optional Death Benefit = 40% of Growth

                                  =$50,000 * 0.40
                                  =$20,000

       Benefit Payable under Basic Death Benefit PLUS Enhanced Beneficiary Protection Optional Death Benefit

                                     =$110,000

 Examples of Highest Anniversary Value Death Benefit Calculation
 The following are examples of how the Highest Anniversary Value Death Benefit is calculated. Each example assumes an initial Purchase Payment of $50,000. Each example assumes that there is one Owner who is age 70 on the Issue Date and that all Account Value is maintained in the variable investment options.

 Example with market increase and death before Death Benefit Target Date
 Assume that the Owner's Account Value has generally been increasing due to positive market performance and that no withdrawals have been made. On the date we receive due proof of death, the Account Value is $75,000; however, the Anniversary Value on the 5/th /anniversary of the Issue Date was $90,000. Assume as well that the Owner has died before the Death Benefit Target Date. The Death Benefit is equal to the greater of the Highest Anniversary Value or the basic Death Benefit. The Death Benefit would be the Highest Anniversary Value ($90,000) because it is greater than the amount that would have been payable under the basic Death Benefit ($75,000).

 Example with withdrawals
 Assume that the Account Value has been increasing due to positive market performance and the Owner made a withdrawal of $15,000 in Annuity Year 7 when the Account Value was $75,000. On the date we receive due proof of death, the Account Value is $80,000; however, the Anniversary Value on the 5/th /anniversary of the Issue Date was $90,000. Assume as well that the Owner has died before the Death Benefit Target Date. The Death Benefit is equal to the greater of the Highest Anniversary Value or the basic Death Benefit.

      Highest Anniversary Value   =$90,000 - [$90,000 * $15,000/$75,000]
                                  =$90,000 - $18,000
                                  =$72,000

  Basic Death Benefit   =max [$80,000, $50,000 - ($50,000 * $15,000/$75,000)]
                        =max [$80,000, $40,000]
                        =$80,000

 The Death Benefit therefore is $80,000.

 Example with death after Death Benefit Target Date
 Assume that the Owner's Account Value has generally been increasing due to positive market performance and that no withdrawals had been made prior to the Death Benefit Target Date. Further assume that the Owner dies after the Death Benefit Target Date, when the Account Value is $75,000. The Highest Anniversary Value on the Death Benefit Target Date was $80,000; however, following the Death Benefit Target Date, the Owner made a Purchase Payment of $15,000 and later had taken a withdrawal of $5,000 when the Account Value was $70,000. The Death Benefit is equal to the greater of the Highest Anniversary Value plus Purchase Payments minus proportional withdrawals after the Death Benefit Target Date or the basic Death Benefit.

Highest Anniversary Value   =$80,000 + $15,000 - [($ 80,000 + $15,000) * $5,000/$70,000]
                            =$80,000 + $15,000 - $6,786
                            =$88,214

Basic Death Benefit   =max [$75,000, ($50,000 + $15,000) - {($50,000 + $15,000) * $5,000/$70,000}]
                      =max [$75,000, $60,357]
                      =$75,000

       The Death Benefit therefore is $88,214.

 Examples of Combination 5% Roll-Up and Highest Anniversary Value Death Benefit Calculation
 The following are examples of how the Combination 5% Roll-Up and Highest Anniversary Value Death Benefit are calculated. Each example assumes an initial Purchase Payment of $50,000. Each example assumes that there is one Owner who is age 70 on the Issue Date and that all Account Value is maintained in the variable investment options.

 Example with market increase and death before Death Benefit Target Date Assume that the Owner's Account Value has generally been increasing due to positive market performance and that no withdrawals have been made. On the 7/th /anniversary of the Issue Date we receive due proof of death, at which time the Account Value is $75,000; however, the Anniversary Value on the 5/th /anniversary of the Issue Date was $90,000. Assume as well that the Owner has died before the Death Benefit Target Date. The Roll-Up Value is equal to initial Purchase Payment accumulated at 5% for 6 years, or $67,005. The Death Benefit is equal to the greatest of the Roll-Up Value, Highest Anniversary Value or the basic Death Benefit. The Death Benefit would be the Highest Anniversary Value ($90,000) because it is greater than both the Roll-Up Value ($67,005) and the amount that would have been payable under the basic Death Benefit ($75,000).

 Example with withdrawals
 Assume that the Owner made a withdrawal of $5,000 on the 6/th /anniversary of the Issue Date when the Account Value was $45,000. The Roll-Up Value on the 6/th /anniversary of the Issue Date is equal to initial Purchase Payment accumulated at 5% for 6 years, or $67,005. The 5% Dollar-for-Dollar Withdrawal Limit for the 7/th /annuity year is equal to 5% of the Roll-Up Value as of the 6/th /anniversary of the Issue Date, or $3,350. Therefore, the remaining $1,650 of the withdrawal results in a proportional reduction to the Roll-Up Value. On the 7/th /anniversary of the Issue Date we receive due proof of death, at which time the Account Value is $43,000; however, the Anniversary Value on the 2/nd /anniversary of the Issue Date was $70,000. Assume as well that the Owner has died before the Death Benefit Target Date. The Death Benefit is equal to the greatest of the Roll-Up Value, Highest Anniversary Value or the basic Death Benefit.

Roll-Up Value   ={(67,005 - $3,350) - [($67,005 - $3,350) * $1,650/($45,000 - $3,350)]} * 1.05
                =($63,655 - $2,522) * 1.05
                =$64,190

       Highest Anniversary Value   =$70,000 - [$70,000 * $5,000/$45,000]
                                   =$70,000 - $7,778
                                   =$62,222

  Basic Death Benefit   =max [$43,000, $50,000 - ($50,000 * $5,000/$45,000)]
                        =max [$43,000, $44,444]
                        =$44,444

       The Death Benefit therefore is $64,190.

 Example with death after Death Benefit Target Date

 Assume that the Owner has not made any withdrawals prior to the Death Benefit Target Date. Further assume that the Owner dies after the Death Benefit Target Date, when the Account Value is $75,000. The Roll-Up Value on the Death Benefit Target Date (the contract anniversary on or following the Owner's 80/th /birthday) is equal to initial Purchase Payment accumulated at 5% for 10 years, or $81,445. The Highest Anniversary Value on the Death Benefit Target Date was $85,000; however, following the Death Benefit Target Date, the Owner made a Purchase Payment of $15,000 and later had taken a withdrawal of $5,000 when the Account Value was $70,000. The Death Benefit is equal to the greatest of the Roll-Up Value, Highest Anniversary Value or the basic Death Benefit as of the Death Benefit Target Date; each increased by subsequent Purchase Payments and reduced proportionally for subsequent withdrawals.


  Roll-Up Value   =$81,445 + $15,000 - [($81,445 + 15,000) * $5,000/$70,000]
                  =$81,445 + $15,000 - $6,889
                  =$89,556

Highest Anniversary Value   =$85,000 + $15,000 - [($85,000 + 15,000) * $5,000/$70,000]
                            =$85,000 + $15,000 - $7,143
                            =$92,857

Basic Death Benefit   =max [$75,000, $50,000 + $15,000 - {(50,000 + $15,000) * $5,000/$70,000}]
                      =max [$75,000, $60,357]
                      =$75,000

       The Death Benefit therefore is $92,857.

 Examples of Highest Daily Value Death Benefit Calculation
 The following are examples of how the HDV Death Benefit is calculated. Each example assumes an initial Purchase Payment of $50,000. Each example assumes that there is one Owner who is age 70 on the Issue Date.

 Example with market increase and death before Death Benefit Target Date
 Assume that the Owner's Account Value has generally been increasing due to positive market performance and that no withdrawals have been made. On the date we receive due proof of death, the Account Value is $75,000; however, the Highest Daily Value was $90,000. Assume as well that the Owner has died before the Death Benefit Target Date. The Death Benefit is equal to the greater of the Highest Daily Value or the basic Death Benefit. The Death Benefit would be the HDV ($90,000) because it is greater than the amount that would have been payable under the basic Death Benefit ($75,000).

 Example with withdrawals
 Assume that the Account Value has been increasing due to positive market performance and the Owner made a withdrawal of $15,000 in Annuity Year 7 when the Account Value was $75,000. On the date we receive due proof of death, the Account Value is $80,000; however, the Highest Daily Value ($90,000) was attained during the fifth Annuity Year. Assume as well that the Owner has died before the Death Benefit Target Date. The Death Benefit is equal to the greater of the Highest Daily Value (proportionally reduced by the subsequent withdrawal) or the basic Death Benefit.

         Highest Daily Value   =$90,000 - [$90,000 * $15,000/$75,000]
                               =$90,000 - $18,000
                               =$72,000

  Basic Death Benefit   =max [$80,000, $50,000 - ($50,000 * $15,000/$75,000)]
                        =max [$80,000, $40,000]
                        =$80,000

       The Death Benefit therefore is $80,000.

 Example with death after Death Benefit Target Date
 Assume that the Owner's Account Value has generally been increasing due to positive market performance and that no withdrawals had been made prior to the Death Benefit Target Date. Further assume that the Owner dies after the Death Benefit Target Date, when the Account Value is $75,000. The Highest Daily Value on the Death Benefit Target Date was $80,000; however, following the Death Benefit Target Date, the Owner made a Purchase Payment of $15,000 and later had taken a withdrawal of $5,000 when the Account Value was $70,000. The Death Benefit is equal to the greater of the Highest Daily Value on the Death Benefit Target Date plus Purchase Payments minus proportional withdrawals after the Death Benefit Target Date or the basic Death Benefit.

Highest Daily Value   =$80,000 + $15,000 - [($80,000 + $15,000) * $5,000/$70,000]
                      =$80,000 + $15,000 - $6,786
                      =$88,214

Basic Death Benefit   =max [$75,000, ($50,000 + $15,000) - {($50,000 + $15,000) * $5,000/$70,000}]
                      =max [$75,000, $60,357]
                      =$75,000

       The Death Benefit therefore is $88,214.

             APPENDIX C - PLUS40(TM) OPTIONAL LIFE INSURANCE RIDER

 American Skandia's Plus40(TM) Optional Life Insurance Rider was offered, in those states where approved, between November 18, 2002 for ASAP III, January 17, 2002 for ASL II and APEX II, and January 23, 2002 for XT6 and
 May 1, 2003. The description below of the Plus40(TM) benefit applies to those Contract Owners who purchased an Annuity during that time period and elected the Plus40(TM) benefit.

 The life insurance coverage provided under the Plus40/(TM) /Optional Life Insurance Rider ("Plus40/(TM) /rider" or the "Rider") is supported by American Skandia's general account and is not subject to, or registered as a security under, either the Securities Act of 1933 or the Investment Company Act of 1940. Information about the Plus40/(TM) /rider is included as an Appendix to this Prospectus to help you understand the Rider and the relationship between the Rider and the value of your Annuity. It is also included because you can elect to pay for the Rider with taxable withdrawals from your Annuity. The staff of the Securities and Exchange Commission has not reviewed this information. However, the information may be subject to certain generally applicable provisions of the Federal securities laws regarding accuracy and completeness.

 The income tax-free life insurance payable to your Beneficiary(ies) under the Plus40/(TM) /rider is equal to 40% of the Account Value of your Annuity as of the date we receive due proof of death, subject to certain adjustments, restrictions and limitations described below.

 ELIGIBILITY
 The Plus40(TM) rider may be purchased as a rider on your Annuity. The Rider must cover those persons upon whose death the Annuity's death benefit becomes payable - the Annuity's owner or owners, or the Annuitant (in the case of an entity owned Annuity). If the Annuity has two Owners, the Rider's death benefit is payable upon the first death of such persons. If the Annuity is owned by an entity, the Rider's death benefit is payable upon the death of the Annuitant, even if a Contingent Annuitant is named.

 The minimum allowable age to purchase the Plus40(TM) rider is 40; the maximum allowable age is 75. If the Rider is purchased on two lives, both persons must meet the age eligibility requirements. The Plus40(TM) rider is not available to purchasers who use their Annuity as a funding vehicle for a Tax Sheltered Annuity (or 403(b)) or as a funding vehicle for a qualified plan under
 Section 401 of the Internal Revenue Code ("Code").

 ADJUSTMENTS, RESTRICTIONS & LIMITATIONS
  . If you die during the first 24 months following the effective date of the Plus40(TM) rider (generally, the Issue Date of your Annuity), the death benefit will be limited to the amount of any charges paid for the Rider while it was in effect. While we will return the charges you have paid during the applicable period as the death benefit, your Beneficiary(ies) will receive no additional life insurance benefit from the Plus40(TM) rider if you die within 24 months of its effective date.

  . If you make a Purchase Payment within 24 months prior to the date of death, the Account Value used to determine the amount of the death benefit will be reduced by the amount of such Purchase Payment(s). If we reduce the death benefit payable under the Plus40(TM) rider based on this provision, we will return 50% of any charges paid for the Rider based on those Purchase Payments as an additional amount included in the death benefit under the Rider.

  . If we apply Credits to your Annuity based on Purchase Payments, such Credits are treated as Account Value for purposes of determining the death benefit payable under the Plus40(TM) rider. However, if Credits were applied to Purchase Payments made within 24 months prior to the date of death, the Account Value used to determine the amount of the death benefit will be reduced by the amount of such Credits. If we reduce the death benefit payable under the Plus40(TM) rider based on this provision, we will return 50% of any charges paid for the Rider based on such Credits as an additional amount included in the death benefit under the Rider.

  . If you become terminally ill (as defined in the Rider) and elect to receive a portion of the Plus40(TM) rider's death benefit under the Accelerated Death Benefit provision, the amount that will be payable under the Rider upon your death will be reduced. Please refer to the Accelerated Death Benefit provision described below.

  . If charges for the Plus40(TM) rider are due and are unpaid as of the date the death benefit is being determined, such charges will be deducted from the amount paid to your Beneficiary(ies).

  . If the age of any person covered under the Plus40(TM) rider is misstated, we will adjust any coverage under the Rider to conform to the facts. For example, if, due to the misstatement, we overcharged you for coverage under the Rider, we will add any additional charges paid to the amount payable to your Beneficiary(ies). If, due to the misstatement, we undercharged you for coverage under the Rider, we will reduce the death benefit in proportion to the charges not paid as compared to the charges that would have been paid had there been no misstatement.

  . On or after an Owner reaches the expiry date of the Rider (the anniversary of the Annuity's Issue Date on or immediately after the 95/th /birthday), coverage will terminate. No charge will be made for an Owner following the expiry date. If there are two Owners, the expiry date applies separately to each Owner; therefore, coverage may continue for one Owner and terminate as to the other Owner.

 MAXIMUM BENEFIT
 The Plus40(TM) rider is subject to a Maximum Death Benefit Amount based on the Purchase Payments applied to your Annuity. The Plus40(TM) rider may also be subject to a Per Life Maximum Benefit that is based on all amounts paid under any annuity contract we issue to you under which you have elected the Plus40(TM) rider or similar life insurance coverage.

  . The Maximum Death Benefit Amount is 100% of the Purchase Payments increasing at 5% per year following the date each Purchase Payment is applied to the Annuity until the date of death. If Purchase Payments are applied to the Annuity within 24 months prior to the date of death, the Maximum Death Benefit Amount is decreased by the amount of such Purchase Payments.

  . The Per Life Maximum Benefit applies to Purchase Payments applied to any such annuity contracts more than 24 months from the date of death that exceed $1,000,000. If you make Purchase Payments in excess of $1,000,000, we will reduce the aggregate death benefit payable under all Plus40(TM) riders, or similar riders issued by us, based on the combined amount of Purchase Payments in excess of $1,000,000 multiplied by 40%. If the Per Life Maximum Benefit applies, we will reduce the amount payable under each applicable Plus40(TM) rider on a pro-rata basis. If the Per Life Maximum Benefit applies upon your death, we will return any excess charges that you paid on the portion of your Account Value on which no benefit is payable. The Per Life Maximum Benefit does not limit the amount of Purchase Payments that you may apply to your Annuity.

 ACCELERATED DEATH BENEFIT PROVISION
 If you become terminally ill, you may request that a portion of the death benefit payable under the Plus40(TM) rider be prepaid instead of being paid to your Beneficiary(ies) upon your death. Subject to our requirements and where allowed by law, we will make a one time, lump sum payment. Our requirements include proof satisfactory to us, in writing, of terminal illness after the Rider's Effective Date.

 The maximum we will pay, before any reduction, is the lesser of 50% of the Rider's death benefit or $100,000. If you elect to accelerate payment of a portion of the death benefit under the Plus40(TM) rider, the amount of the remaining death benefit is reduced by the prepaid amount accumulating at an annualized interest rate of 6.0%. Eligibility for an accelerated payout of a portion of your Plus40(TM) rider death benefit may be more restrictive than any medically-related surrender provision that may be applicable to you under the Annuity.

 CHARGES FOR THE PLUS40(TM) RIDER
 The Plus40(TM) rider has a current charge and a guaranteed maximum charge. The current charge for the Plus40(TM) rider is based on a percentage of your Account Value as of the anniversary of the Issue Date of your Annuity. The applicable percentages differ based on the attained age, last birthday of the Owner(s) or Annuitant (in the case of an entity owned Annuity) as of the date the charge is due. We reserve the right to change the current charge, at any time, subject to regulatory approval where required. If there are two Owners, we calculate the current charge that applies to each Owner individually and deduct the combined amount as the charge for the Rider. There is no charge based on a person's life after coverage expires as to that person. However, a charge will still apply to the second of two Owners (and coverage will continue for such Owner) if such Owner has not reached the expiry date.

                                        Percentage of
                           Attained Age Account Value
                           --------------------------
                            Age 40-75       .80%
                           --------------------------
                            Age 76-80      1.60%
                           --------------------------
                            Age 81-85      3.20%
                           --------------------------
                            Age 86-90      4.80%
                           --------------------------
                             Age 91        6.50%
                           --------------------------
                             Age 92        7.50%
                           --------------------------
                             Age 93        8.50%
                           --------------------------
                             Age 94        9.50%
                           --------------------------
                             Age 95        10.50%

 The charge for the Plus40(TM) rider may also be subject to a guaranteed maximum charge that will apply if the current charge, when applied to the Account Value, exceeds the guaranteed maximum charge. The guaranteed maximum charge is based on a charge per $1,000 of insurance.

 We determine the charge for the Rider annually, in arrears. We deduct the charge: (1) upon your death; (2) on each anniversary of the Issue Date; (3) on the date that you begin receiving annuity payments; (4) if you surrender your Annuity other than a medically-related surrender; or (5) if you choose to terminate the Rider. If the Rider terminates for any of the preceding reasons on a date other than the anniversary of the Annuity's Issue Date, the charge will be prorated. During the first year after the Annuity's Issue Date, the charge will be prorated from the Issue Date. In all subsequent years, the charge will be prorated from the last anniversary of the Issue Date.

 You can elect to pay the annual charge through a redemption from your Annuity's Account Value or through funds other than those within the Annuity. If you do not elect a method of payment, we will automatically deduct the annual charge from your Annuity's Account Value. The manner in which you elect to pay for the Rider may have tax implications.

  . If you elect to pay the charge through a redemption of your Annuity's Account Value, the withdrawal will be treated as a taxable distribution, and will generally be subject to ordinary income tax on the amount of any investment gain withdrawn. If you are under age 59 1/2, the distribution may also be subject to a 10% penalty on any gain withdrawn, in addition to ordinary income taxes. We first deduct the amount of the charge pro-rata from the Account Value in the variable investment options. We only deduct the charge pro-rata from the Fixed Allocations to the extent there is insufficient Account Value in the variable investment options to pay the charge.

  . If you elect to pay the charge through funds other than those from your Annuity, we require that payment be made electronically in U.S. currency through a U.S. financial institution. If you elect to pay the charge through electronic transfer of funds and payment has not been received within 31 days from the due date, we will deduct the charge as a redemption from your Annuity, as described above.

 TERMINATION
 You can terminate the Plus40(TM) rider at any time. Upon termination, you will be required to pay a pro-rata portion of the annual charge for the Rider. The Plus40(TM) rider will terminate automatically on the date your Account Value is applied to begin receiving annuity payments, on the date you surrender the Annuity or, on the expiry date with respect to such person who reaches the expiry date. We may also terminate the Plus40(TM) rider, if necessary, to comply with our interpretation of the Code and applicable regulations. Once terminated, you may not reinstate your coverage under the Plus40(TM) rider.

 CHANGES IN ANNUITY DESIGNATIONS
 Changes in ownership and annuitant designations under the Annuity may result in changes in eligibility and charges under the Plus40(TM) rider. These changes may include termination of the Rider. Please refer to the Rider for specific details.

 SPOUSAL ASSUMPTION
 A spousal beneficiary may elect to assume ownership of the Annuity instead of taking the Annuity's Death Benefit. However, regardless of whether a spousal beneficiary assumes ownership of the Annuity, the death benefit under the Plus40(TM) rider will be paid despite the fact that the Annuity will continue. The spousal beneficiary can apply the death benefit proceeds under the Plus40/(TM) /rider to the Annuity as a new Purchase Payment, can purchase a new annuity contract or use the death benefit proceeds for any other purpose. Certain restrictions may apply to an Annuity that is used as a qualified investment. Spousal beneficiaries may also be eligible to purchase the Plus40/(TM) /rider, in which case the Annuity's Account Value, as of the date the assumption is effective, will be treated as the initial Purchase Payment under applicable provisions of the Rider.

 TAX CONSIDERATION
 The Plus40(TM) rider was designed to qualify as a life insurance contract under the Code. As life insurance, under most circumstances, the Beneficiary(ies) does not pay any Federal income tax on the death benefit payable under the Rider.

 If your Annuity is being used as an Individual Retirement Annuity (IRA), we consider the Plus40(TM) rider to be outside of your IRA, since premium for the Rider is paid for either with funds outside of your Annuity or with withdrawals previously subject to tax and any applicable tax penalty.

 We believe payments under the accelerated payout provision of the Rider will meet the requirements of the Code and the regulations in order to qualify as tax-free payments. To the extent permitted by law, we will change our procedures in relation to the Rider, or the definition of terminally ill, or any other applicable term in order to maintain the tax-free status of any amounts paid out under the accelerated payout provision.

       APPENDIX D - ADDITIONAL INFORMATION ON ASSET ALLOCATION PROGRAMS

 PROGRAM RULES
  . Prior to December 5, 2005, you could elect an asset allocation program where the Sub-accounts for each asset class in each model portfolio were designated based on an evaluation of available Sub-accounts. Effective December 5, 2005, you can no longer enroll in an asset allocation program, but you will be permitted to remain in the program if you enrolled prior to the date. These Program Rules reflect how the asset allocation program will be administered as of December 5, 2005 for those Owners who have chosen to remain in their program. Asset allocation is a sophisticated method of diversification that allocates assets among asset classes in order to manage investment risk and potentially enhance returns over the long term. However, asset allocation does not guarantee a profit or protect against a loss.

 HOW THE ASSET ALLOCATION PROGRAM WORKS
  . Amounts will automatically be allocated in accordance with the percentages and to Sub-accounts indicated for the model portfolio that you previously chose. If you allocate your Account Value or transfer your Account Value among any Sub-accounts that are outside of your model portfolio, we will allocate these amounts according to the allocation percentages of the applicable model portfolio upon the next rebalancing. You will not be permitted to change from one model portfolio to another. Upon each rebalance, 100% of your Account Value allocated to the variable Sub-accounts will be allocated to the asset allocation program. Any Account Value not invested in the Sub-accounts will not be part of the program.

  . Additional Purchase Payments: Unless otherwise requested, any additional Purchase Payments applied to the variable Sub-accounts in the Annuity will be allocated to the Sub-accounts according to the allocation percentages for the model portfolio you chose. Allocation of additional Purchase Payments outside of your model portfolio but into a Sub-account, will be reallocated according to the allocation percentages of the applicable model portfolio upon the next rebalancing.

  . Rebalancing Your Model Portfolio: Changes in the value of the Sub-account will cause your Account Value allocated to the Sub-accounts to vary from the percentage allocations of the model portfolio you select. By selecting the asset allocation program, you have directed us to periodically (e.g., quarterly) rebalance your Account Value allocated to the Sub-accounts in accordance with the percentage allocations assigned to each Sub-account within your model portfolio at the time you elected the program or had later been modified with your consent. Some asset allocation programs will only require that a rebalancing occur when the percent of your Account Value allocated to the Sub-accounts are outside of the acceptable range permitted under such asset allocation program. Note - Any Account Value not invested in the Sub-accounts will not be affected by any rebalance.


  . Sub-account Changes Within the Model Portfolios: From time to time there may be a change in a Sub-account within your model portfolio. Unless directed by you or your Financial Professional to reallocate to the new Sub-account, rebalancing will continue in accordance with your unchanged model portfolio, unless the Sub-account is no longer available under your Annuity. If the Sub-account is no longer available we will notify you. If you do not consent to the new Sub-account, your lack of consent will be deemed a request to terminate the asset allocation program and the provisions under "Termination or Modification of the Asset Allocation Program" will apply.


  . Owner Changes in Choice of Model Portfolio: You may not change from the model portfolio that you have elected to any other model portfolio.

 TERMINATION OR MODIFICATION OF THE ASSET ALLOCATION PROGRAM:
  . You may request to terminate your asset allocation program at any time. Once you terminate your asset allocation program, you will not be permitted to re-enroll in the program. Any termination will be effective on the date that American Skandia receives your termination request in good order. If you are enrolled in HDV or LT5, termination of your asset allocation program must coincide with (i) the enrollment in a then currently available and approved asset allocation program or other approved option, or (ii) the allocation of your entire account value to the then required investment option(s) available with these benefits. However, if you are enrolled in LT5 you may terminate the LT5 benefit in order to then terminate your asset allocation program. American Skandia reserves the right to terminate or modify the asset allocation program at any time with respect to any programs.

 RESTRICTIONS ON ELECTING THE ASSET ALLOCATION:
  . You cannot participate in auto-rebalancing or a DCA program while enrolled in an asset allocation program and Systematic Withdrawals can only be made as flat dollar amounts.

 APPENDIX E - DESCRIPTION AND CALCULATION OF PREVIOUSLY OFFERED OPTIONAL DEATH
          BENEFITS (THIS APPLIES SOLELY TO APEX II, ASL II, AND XT6)

 If you purchased your Annuity before November 18, 2002 and were not a resident of the State of New York, the following optional death benefits were offered:

 ENHANCED BENEFICIARY PROTECTION OPTIONAL DEATH BENEFIT
 The Enhanced Beneficiary Protection Optional Death Benefit can provide additional amounts to your Beneficiary that may be used to offset federal and state taxes payable on any taxable gains in your Annuity at the time of your death. Whether this benefit is appropriate for you may depend on your particular circumstances, including other financial resources that may be available to your Beneficiary to pay taxes on your Annuity should you die during the accumulation period. No benefit is payable if death occurs on or after the Annuity Date.

 The Enhanced Beneficiary Protection Optional Death Benefit provides a benefit that is payable in addition to the basic Death Benefit. If the Annuity has one Owner, the Owner must be age 75 or less at the time the benefit is purchased. If the Annuity has joint Owners, the oldest Owner must be age 75 or less. If the Annuity is owned by an entity, the Annuitant must be age 75 or less.

 Calculation of Enhanced Beneficiary Protection Optional Death Benefit
 If you purchase the Enhanced Beneficiary Protection Optional Death Benefit, the Death Benefit is calculated as follows:

 1. the basic Death Benefit described above
      PLUS
 2. 50% of the "Death Benefit Amount" less Purchase Payments reduced by proportional withdrawals.

 "Death Benefit Amount" includes your Account Value and any amounts added to your Account Value under the Annuity's basic Death Benefit when the Death Benefit is calculated. Under the basic Death Benefit, amounts are added to your Account Value when the Account Value is less than Purchase Payments minus proportional withdrawals.

 "Proportional withdrawals" are determined by calculating the percentage of your Account Value that each prior withdrawal represented when withdrawn.

      The amount calculated in Items 1 & 2 above may be reduced by any Credits under certain circumstances.

 The Enhanced Beneficiary Protection Optional Death Benefit is subject to a maximum of 50% of all Purchase Payments applied to the Annuity at least 12 months prior to the death of the decedent that triggers the payment of the Death Benefit.

 Please refer to the section entitled "Tax Considerations" for a discussion of special tax considerations for purchasers of this benefit.

 NOTE: You may not elect the Enhanced Beneficiary Protection Optional Death Benefit if you have elected any other Optional Death Benefit.

 Guaranteed Minimum Death Benefit
 If the Annuity has one Owner, the Owner must be age 80 or less at the time the optional Death Benefit is purchased. If the Annuity has joint Owners, the oldest Owner must be age 80 or less. If the Annuity is owned by an entity, the Annuitant must be age 80 or less.

 Key Terms Used with the Guaranteed Minimum Death Benefit

  . The Death Benefit Target Date is the contract anniversary on or after the 80/th/ birthday of the current Owner, the oldest of either joint Owner or the Annuitant, if entity owned.
  . The Highest Anniversary Value equals the highest of all previous "Anniversary Values" on or before the earlier of the Owner's date of death and the "Death Benefit Target Date".
  . The Anniversary Value is the Account Value as of each anniversary of the Issue Date plus the sum of all Purchase Payments on or after such anniversary less the sum of all "Proportional Reductions" since such anniversary.
  . A Proportional Reduction is a reduction to the value being measured caused by a withdrawal, equaling the percentage of the withdrawal as compared to the Account Value as of the date of the withdrawal. For example, if your Account Value is $10,000 and you withdraw $2,000 (a 20% reduction), we will reduce both your Anniversary Value and the amount determined by Purchase Payments increasing at the appropriate interest rate by 20%.

 Calculation of Guaranteed Minimum Death Benefit
 The Guaranteed Minimum Death Benefit depends on whether death occurs before or after the Death Benefit Target Date.

 If the Owner dies before the Death Benefit Target Date, the Death Benefit equals the greatest of:

 1. the Account Value in the Sub-accounts plus the Interim Value of any Fixed Allocations (no MVA) as of the date we receive in writing "due proof of death"; and

 2. the sum of all Purchase Payments minus the sum of all Proportional Reductions, each increasing daily until the Owner's date of death at a rate of 5.0%, subject to a limit of 200% of the difference between the sum of all Purchase Payments and the sum of all withdrawals as of the Owner's date of death; and

 3. the "Highest Anniversary Value" on or immediately preceding the Owner's date of death.

 The amount determined by this calculation is increased by any Purchase Payments received after the Owner's date of death and decreased by any Proportional Reductions since such date. The amount calculated in Items 1 & 3 above may be reduced by any Credits under certain circumstances.

 If the Owner dies on or after the Death Benefit Target Date, the Death Benefit equals the greater of:

 1. the Account Value as of the date we receive in writing "due proof of death" (an MVA may be applicable to amounts in any Fixed Allocations); and

 2. the greater of Item 2 & 3 above on the Death Benefit Target Date plus the sum of all Purchase Payments less the sum of all Proportional Reductions since the Death Benefit Target Date.

 The amount calculated in Item 1 above may be reduced by any Credits under certain circumstances.

 Annuities with joint Owners
 For Annuities with Joint Owners, the Death Benefit is calculated as shown above except that the age of the oldest of the Joint Owners is used to determine the Death Benefit Target Date. NOTE: If you and your spouse own the Annuity jointly, we will pay the Death Benefit to the Beneficiary. If the sole primary Beneficiary is the surviving spouse, then the surviving spouse can elect to assume ownership of the Annuity and continue the contract instead of receiving the Death Benefit.

 Annuities owned by entities
 For Annuities owned by an entity, the Death Benefit is calculated as shown above except that the age of the Annuitant is used to determine the Death Benefit Target Date. Payment of the Death Benefit is based on the death of the Annuitant (or Contingent Annuitant, if applicable).

 Can I terminate the optional Death Benefits? Do the optional Death Benefits terminate under other circumstances?
 You can terminate the Enhanced Beneficiary Protection Optional Death Benefit and the Guaranteed Minimum Death Benefit at any time. Upon termination, you will be required to pay a pro-rata portion of the annual charge for the benefit. Both optional Death Benefits will terminate automatically on the Annuity Date. We may also terminate any optional Death Benefit if necessary to comply with our interpretation of the Code and applicable regulations.

 What Are The Charges For The Optional Death Benefits?
 We deduct a charge from your Account Value if you elect to purchase either optional Death Benefit. The Enhanced Beneficiary Protection Death Benefit costs 0.25% of Account Value. The Guaranteed Minimum Death Benefit costs 0.30% of the current Death Benefit. The charges for these death benefits are deducted in arrears each Annuity Year. No charge applies after the Annuity Date. We deduct the charge:

 1. on each anniversary of the Issue Date;

 2. when Account Value is transferred to our general account prior to the Annuity Date;

 3. if you surrender your Annuity; and

 4. if you choose to terminate the benefit (Enhanced Beneficiary Protection Optional Death Benefit only)

 If you surrender the Annuity, elect to begin receiving annuity payments or terminate the benefit on a date other than an anniversary of the Issue Date, the charge will be prorated. During the first year after the Issue Date, the charge will be prorated from the Issue Date. In all subsequent years, it would be prorated from the last anniversary of the Issue Date.

 We first deduct the amount of the charge pro-rata from the Account Value in the variable investment options. We only deduct the charge pro-rata from the Fixed Allocations to the extent there is insufficient Account Value in the variable investment options to pay the charge. If your Annuity's Account Value is insufficient to pay the charge, we may deduct your remaining Account Value and terminate your Annuity. We will notify you if your Account Value is insufficient to pay the charge and allow you to submit an additional Purchase Payment to continue your Annuity.

 Please refer to the section entitled "Tax Considerations" for additional considerations in relation to the optional Death Benefit.

 ADDITIONAL CALCULATIONS

 Examples of Enhanced Beneficiary Protection Optional Death Benefit Calculation The following are examples of how the Enhanced Beneficiary Protection Optional Death Benefit is calculated. Each example assumes that a $50,000 initial Purchase Payment is made and that no withdrawals are made prior to the Owner's death. Each example assumes that there is one Owner who is age 50 on the Issue Date and that all Account Value is maintained in the variable investment options.

      NOTE: The examples below do not include Credits which may be recovered by American Skandia under certain circumstances.

 Example with market increase
 Assume that the Owner's Account Value has been increasing due to positive market performance. On the date we receive due proof of death, the Account Value is $75,000. The basic Death Benefit is calculated as Purchase Payments minus proportional withdrawals, or Account Value less the amount of any Credits applied within 12-months prior to the date of death, whichever is greater. Therefore, the basic Death Benefit is equal to $75,000. The Enhanced Beneficiary Protection Optional Death Benefit is equal to the amount payable under the basic Death Benefit ($75,000) PLUS 50% of the "Death Benefit Amount" less Purchase Payments reduced by proportional withdrawals.

Purchase Payments                                                             =$50,000
Account Value                                                                 =$75,000
Basic Death Benefit                                                           =$75,000
Death Benefit Amount                                                          =$75,000 - $50,000 = $25,000
Amount Payable Under Enhanced Beneficiary Protection Optional Death Benefit
                                                                              =$75,000 + $12,500 = $87,500

 Examples with market decline
 Assume that the Owner's Account Value has been decreasing due to declines in market performance. On the date we receive due proof of death, the Account Value is $45,000. The basic Death Benefit is calculated as Purchase Payments minus proportional withdrawals, or Account Value less the amount of any Credits applied within 12-months prior to the date of death, whichever is greater. Therefore, the basic Death Benefit is equal to $50,000. The Enhanced Beneficiary Protection Optional Death Benefit is equal to the amount payable under the basic Death Benefit ($50,000) PLUS 50% of the "Death Benefit Amount" less Purchase Payments reduced by proportional withdrawals.

                Purchase Payments                     =$50,000
                Account Value                         =$40,000
                Basic Death Benefit                   =$50,000
                Death Benefit Amount                  =$50,000 - $50,000 = $0
                Amount Payable Under Enhanced Beneficiary Protection Optional Death Benefit
                                                      =$50,000 + $0 = $50,000

 In this example you would receive no additional benefit from purchasing the Enhanced Beneficiary Protection Optional Death Benefit.

 Examples of Guaranteed Minimum Death Benefit Calculation
 The following are examples of how the Guaranteed Minimum Death Benefit is calculated. Each example assumes that a $50,000 initial Purchase Payment is made and that no withdrawals are made prior to the Owner's death. Each example assumes that there is one Owner who is age 50 on the Issue Date and that all Account Value is maintained in the variable investment options.

      NOTE: The examples below do not include Credits which may be recovered by American Skandia under certain circumstances.

 Example of market increase
 Assume that the Owner's Account Value has generally been increasing due to positive market performance. On the date we receive due proof of death, the Account Value is $90,000. The Highest Anniversary Value at the end of any previous period is $72,000. The Death Benefit would be the Account Value ($90,000) because it is greater than the Highest Anniversary Value ($72,000) or the sum of prior Purchase Payments increased by 5.0% annually ($73,872.77).

 Example of market decrease
 Assume that the Owner's Account Value generally increased until the fifth anniversary but generally has been decreasing since the fifth contract anniversary. On the date we receive due proof of death, the Account Value is $48,000. The Highest Anniversary Value at the end of any previous period is $54,000. The Death Benefit would be the sum of prior Purchase Payments increased by 5.0% annually ($73,872.77) because it is greater than the Highest Anniversary Value ($54,000) or the Account Value ($48,000).

 Example of market increase followed by decrease
 Assume that the Owner's Account Value increased significantly during the first six years following the Issue Date. On the sixth anniversary date the Account Value is $90,000. During the seventh Annuity Year, the Account Value increases to as high as $100,000 but then subsequently falls to $80,000 on the date we receive due proof of death. The Death Benefit would be the Highest Anniversary Value at the end of any previous period ($90,000), which occurred on the sixth anniversary, although the Account Value was higher during the subsequent period. The Account Value on the date we receive due proof of death ($80,000) is lower, as is the sum of all prior Purchase Payments increased by 5.0% annually ($73,872.77).

       APPENDIX F - SELECTING THE VARIABLE ANNUITY THAT'S RIGHT FOR YOU

 American Skandia Life Assurance Corporation offers several deferred variable annuity products. Each annuity has different features and benefits that may be appropriate for you based on your individual financial situation and how you intend to use the annuity. Not all of these annuities may be available to you, depending on your state of residence and/or the broker-dealer through which your annuity was sold. You can verify which of these annuities is available to you by speaking to your Financial Professional or calling 1-800-752-6342.

 The different features and benefits may include variations on your ability to access funds in your annuity without the imposition of a withdrawal charge as well as different ongoing fees and charges you pay to stay in the contract. Additionally, differences may exist on various optional benefits such as guaranteed living benefits or death benefit protection.

 Among the factors you should consider when choosing which annuity product may be most appropriate for your individual needs are the following:
..   Your age;
..   The amount of your investment and any planned future deposits into the annuity;
..   How long you intend to hold the annuity (also referred to as investment time horizon);

..   Your desire to make withdrawals from the annuity, and the timing thereof;

..   Your investment return objectives;

..   The effect of optional benefits that may be elected,
..   The value of being able to "lock-in" growth in your annuity after the initial withdrawal charge period for purposes of calculating the death benefit payable from the annuity; and

..   Your desire to minimize costs and/or maximize return associated with the annuity.


 The following chart outlines some of the different features for each actively sold American Skandia Annuity. The availability of optional features, such as those noted in the chart, may increase the cost of the annuity. Therefore you should carefully consider which features you plan to use when selecting your annuity. You should also consider the investment objectives, risks, charges and expenses of an investment carefully before investing.


 In addition, the hypothetical illustrations below reflect the account value and surrender value of each variable annuity over a variety of holding periods. These charts are meant to reflect how your annuities can grow or decrease depending on market conditions and the comparable value of each of the annuities (which reflects the charges associated with the annuities) under the assumptions noted.


 American Skandia Annuity Product Comparison Below is a summary of American Skandia's actively sold annuity products. ASL II refers to American Skandia Lifevest(R) II, APEX II refers to American Skandia APEX(R) II, ASAP III refers to American Skandia Advisor Plan/SM/ III, and XTra Credit SIX refers to American Skandia XTra Credit/SM/ SIX. You should consider the investment objectives, risks, charges and expenses of an investment in any Annuity carefully before investing. The prospectus for the Annuities as well as the underlying portfolio prospectuses contain this and other information about the variable annuities and underlying investment options. Your registered Financial Professional can provide you with prospectuses for the Annuities and the underlying portfolios and can guide you through Selecting the Variable Annuity That's Right for you, and help you decide upon the Annuity that would be most advantageous for you given your individual needs. Please read the prospectuses carefully before investing.

----------------------------------------------------------------------------------------------------------
                              ASL II              APEX II              ASAP III         XTra Credit SIX
----------------------------------------------------------------------------------------------------------
Minimum Investment      $15,000             $10,000              $1,000               $10,000
----------------------------------------------------------------------------------------------------------
Maximum Issue Age       No Maximum          85                   80                   75
                        Age
----------------------------------------------------------------------------------------------------------
Contingent Deferred     None                4 Years              8 Years              10 Years
 Sales Charge                               (8.5%, 8%, 7%,       (7.5%, 7%, 6.5%,     (9%, 9%, 8%, 7%,
 Schedule                                   6%)                  6%, 5%, 4%, 3%,      6%, 5%, 4%, 3%,
                                                                 2%)                  2%, 1%)
----------------------------------------------------------------------------------------------------------
Insurance and           1.65%               1.65%                1.25% years 1-8;     1.65% years 1-10;
 Distribution Charge                                             0.65% years 9+       0.65% years 11+
----------------------------------------------------------------------------------------------------------
Annual Maintenance      Lesser of $35 or    Lesser of $35 or     Lesser of $35 or     Lesser of $35 or
 Fee                    2% of Account       2% of Account        2% of Account        2% of Account
                        Value*              Value*               Value*               Value
----------------------------------------------------------------------------------------------------------
Contract Credit         No                  Yes. Generally,      Yes. Generally,      Yes. The amount
                                            we apply a           we apply a           of the credit
                                            Loyalty Credit to    Loyalty Credit to    applied to a
                                            your Annuity's       your Annuity's       Purchase Payment
                                            Account Value at     Account Value at     is based on the
                                            the end of your      the end of your      year the Purchase
                                            fifth contract year  fifth contract year  Payment is
                                            (i.e., on your fifth (i.e., on your fifth received, for the
                                            Contract             Contract             first 6 years of the
                                            Anniversary). The    Anniversary). The    contract as
                                            Loyalty Credit is    Loyalty Credit is    follows:
                                            equal to 2.75% of    equal to 0.50% of    the credit
                                            total Purchase       total Purchase       percentages for
                                            Payments made        Payments made        each year, starting
                                            during the first     during the first     with the first, are
                                            four contract        four contract        6.50%, 5.00%,
                                            years less the       years less the       4.00%, 3.00%,
                                            cumulative           cumulative           2.00%, and
                                            amount of            amount of            1.00%.
                                            withdrawals made     withdrawals made     Recaptured in
                                            (including the       (including the       certain
                                            deduction of any     deduction of any     circumstances
                                            CDSC amounts)        CDSC amounts)
                                            through the fifth    through the fifth
                                            Contract             Contract
                                            Anniversary          Anniversary
----------------------------------------------------------------------------------------------------------
Fixed Allocation (early Fixed Allocation    Fixed Allocation     Fixed Allocation     Fixed Allocation
 withdrawals are        Available           Available            Available            Available
 subject to a Market    (currently offering (currently offering  (currently offering  (currently offering
 Value Adjustment)      durations of:       durations of:        durations of:        durations of:
                        1,2,3,5,7,10 years) 1,2,3,5,7,10 years)  1,2,3,5,7,10 years)  1,2,3,5,7,10 years)
----------------------------------------------------------------------------------------------------------
Variable Investment     See "Investment     See "Investment      See "Investment      See "Investment
 Options                Options" section    Options" section     Options" section     Options" section
                        of Prospectus. Not  of Prospectus. Not   of Prospectus. Not   of Prospectus. Not
                        all options         all options          all options          all options
                        available with      available with       available with       available with
                        certain optional    certain optional     certain optional     certain optional
                        benefits.           benefits.            benefits.            benefits.

--------------------------------------------------------------------------------------------------
                             ASL II            APEX II            ASAP III       XTra Credit SIX
--------------------------------------------------------------------------------------------------
Basic Death Benefit     Prior to age 85:  The greater of:    The greater of:    The greater of:
                        The greater of:   Purchase           Purchase           Purchase
                        Purchase          Payments less      Payments less      Payments less
                        Payments less     proportional       proportional       proportional
                        proportional      withdrawals or     withdrawals or     withdrawals or
                        withdrawals or    account value (no  account value (no  account value (no
                        account value (no MVA Applied).      MVA Applied).      MVA Applied)
                        MVA Applied).                                           less an amount
                        On or after age                                         equal to the
                        85: account value                                       credits applied
                                                                                within the 12
                                                                                months prior to
                                                                                date of death.
--------------------------------------------------------------------------------------------------
Optional Death Benefits Enhanced          EBP II,            EBP II,            EBP II,
 (for an additional     Beneficiary       HDV,               HDV,               HDV,
 cost)/1/               Protection        HAV,               HAV,               HAV,
                        (EBPII)           Combo 5% Roll-     Combo 5% Roll-     Combo 5% Roll-
                        Highest Daily     up /HAV            up/HAV             up /HAV
                        Value (HDV)
                        Highest
                        Anniversary
                        Value (HAV)
                        Combo 5% Roll
                        Up/HAV
--------------------------------------------------------------------------------------------------
Living Benefits (for an GRO/ GRO Plus,    GRO/ GRO Plus,     GRO/ GRO Plus,     GRO/ GRO Plus,
 additional cost)/2/    Guaranteed        GMWB,              GMWB,              GMWB,
                        Minimum           GMIB,              GMIB,              GMIB,
                        Withdrawal        Lifetime Five,     Lifetime Five,     Lifetime Five,
                        Benefit (GMWB),   Spousal Lifetime   Spousal Lifetime   Spousal Lifetime
                        Guaranteed        Five               Five               Five
                        Minimum Income    Highest Daily      Highest Daily      Highest Daily
                        Benefit (GMIB),   Lifetime Five      Lifetime Five      Lifetime Five
                        Lifetime Five,
                        Spousal Lifetime
                        Five
                        Highest Daily
                        Lifetime Five
--------------------------------------------------------------------------------------------------
Annuity Rewards/3/      Not Available     Available after    Available after    Available after
                                          initial withdrawal initial withdrawal initial withdrawal
                                          period             period             period


 HYPOTHETICAL ILLUSTRATION

 The following examples outline the value of each annuity as well as the amount that would be available to an investor as a result of full surrender at the end of each of the Annuity years specified. The values shown below are based on the following assumptions:

 An initial investment of $100,000 is made into each Annuity earning a gross rate of return of 0% and 6% respectively.

..   No subsequent deposits or withdrawals are made from the Annuity.
..   The hypothetical gross rates of return are reduced by the arithmetic average of the fees and expenses of the underlying portfolios and the charges that are deducted from the Annuity at the Separate Account level as follows/4:/

..   1.34% based on the fees and expenses of the underlying portfolios as of
    December 31, 2006. The arithmetic average of all fund expenses is computed by adding portfolio management fees, 12b-1 fees and other expenses of all of the underlying portfolios and then dividing by the number of portfolios. For purposes of the illustrations, we do not reflect any expense reimbursements or expense waivers that might apply and are described in the prospectus fee table.

..   The Separate Account level charges include the Insurance Charge and
    Distribution Charge (as applicable).

..   The Account Value and Surrender Value are further reduced by the annual maintenance fee. For XTra Credit SIX, APEX II, and ASAP III, the Account Value and Surrender Value also reflect the addition of any applicable credits.

 The Account Value assumes no surrender, while the Surrender Value assumes a 100% surrender two days prior to the anniversary of the Issue Date of the Annuity ("Annuity Anniversary"), therefore reflecting the withdrawal charge applicable to that Annuity year. Note that a withdrawal on the Annuity Anniversary would be subject to the withdrawal charge applicable to the next Annuity year, which usually is lower. The values that you actually experience under an Annuity will be different than what is depicted here if any of the assumptions we make here differ from your circumstances, however the relative values for each Annuity reflected below will remain the same. (We will provide you with a personalized illustration upon request). Shaded cells represent the product with the highest customer Surrender Value for the Annuity year. Multiple shaded cells represent a tie between two or more annuities.

 0% Gross Rate of Return



    -----------------------------------------------------------------------------------------
             APEX II             ASAP III            Xtra Credit SIX            ASL II
    ---------------------------------------------
                                                 --------------------------------------------
       Net rate of return     Net rate of return    Net rate of return    Net rate of return
    -----------------------------------------------------------------------------------------
    All years     -2.97%      Yrs 1-8    -2.57%  Yrs 1-10     -2.97%      All years  -2.97%
    -----------------------------------------------------------------------------------------
                               Yrs 9+    -1.98%  Yrs 11+      -1.98%
    -----------------------------------------------------------------------------------------
    Contract                  Contract    Surr   Contract                 Contract  Surrender
      Value   Surrender Value  Value     Value    Value   Surrender Value   Value     Value
---------------------------------------------------------------------------------------------
 1   97,040       88,540       97,434    88,934  103,348      94,348       97,040    97,040
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
 2   94,126       86,126       94,892    87,892  100,247      91,247       94,126    94,126
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
 3   91,299       84,299       92,416    85,916   97,237      89,237       91,299    91,299
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
 4   88,555       82,555       90,004    84,004   94,317      87,317       88,555    88,555
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
 5   85,893       85,893       87,654    82,654   91,484      85,484       85,893    85,893
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
 6   85,978       85,978       85,852    81,852   88,735      83,735       83,310    83,310
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
 7   83,393       83,393       83,608    80,608   86,068      82,068       80,803    80,803
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
 8   80,884       80,884       81,423    79,423   83,479      80,479       78,371    78,371
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
 9   78,449       78,449       79,774    79,774   80,968      78,968       76,011    76,011
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
 10  76,087       76,087       78,159    78,159   78,531      77,531       73,721    73,721
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
 11  73,795       73,795       76,576    76,576   76,938      76,938       71,499    71,499
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
 12  71,571       71,571       75,025    75,025   75,380      75,380       69,343    69,343
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
 13  69,412       69,412       73,504    73,504   73,852      73,852       67,251    67,251
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
 14  67,318       67,318       72,013    72,013   72,354      72,354       65,221    65,221
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
 15  65,287       65,287       70,552    70,552   70,887      70,887       63,252    63,252
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
 16  63,315       63,315       69,120    69,120   69,448      69,448       61,341    61,341
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
 17  61,402       61,402       67,716    67,716   68,037      68,037       59,486    59,486
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
 18  59,546       59,546       66,340    66,340   66,655      66,655       57,687    57,687
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
 19  57,744       57,744       64,992    64,992   65,300      65,300       55,941    55,941
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
 20  55,997       55,997       63,670    63,670   63,972      63,972       54,246    54,246
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
 21  54,301       54,301       62,374    62,374   62,670      62,670       52,602    52,602
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
 22  52,655       52,655       61,104    61,104   61,394      61,394       51,007    51,007
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
 23  51,058       51,058       59,859    59,859   60,144      60,144       49,459    49,459
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
 24  49,509       49,509       58,638    58,638   58,918      58,918       47,958    47,958
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
 25  48,006       48,006       57,442    57,442   57,716      57,716       46,500    46,500
---------------------------------------------------------------------------------------------



 Assumptions:

 a. $100,000 initial investment

 b. Fund Expenses = 1.34%

 c. No optional death benefits or living benefits elected

 d. Annuity was issued on or after November 20, 2006

 e. Surrender value assumes surrender 2 days prior to Annuity anniversary

 6% Gross Rate of Return



    ---------------------------------------------------------------------------
         APEX II            ASAP III       Xtra Credit SIX         ASL II
    ---------------------------------------------------------------------------
                       Net rate of return Net rate of return
    Net rate of return Yrs 1-8      3.27% Yrs 1-10     2.85% Net rate of return
    All years    2.85% Yrs 9+       3.90% Yrs 11+      3.90% All years    2.85%
    ---------------------------------------------------------------------------
    Contract Surrender Contract Surrender Contract Surrender Contract Surrender
     Value     Value    Value     Value    Value     Value    Value     Value
-------------------------------------------------------------------------------
 1  102,846    94,346  103,263    94,763  109,531   100,531  102,846   102,846
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
 2  105,781    97,781  106,642    99,642  112,621   103,621  105,781   105,781
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
 3  108,800   101,800  110,132   103,632  115,799   107,799  108,800   108,800
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
 4  111,906   105,906  113,736   107,736  119,068   112,068  111,906   111,906
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
 5  115,099   115,099  117,458   112,458  122,431   116,431  115,099   115,099
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
 6  121,213   121,213  121,818   117,818  125,889   120,889  118,384   118,384
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
 7  124,672   124,672  125,804   122,804  129,446   125,446  121,763   121,763
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
 8  128,230   128,230  129,921   127,921  133,104   130,104  125,238   125,238
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
 9  131,890   131,890  134,985   134,985  136,867   134,867  128,813   128,813
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
 10 135,654   135,654  140,250   140,250  140,737   139,737  132,489   132,489
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
 11 139,526   139,526  145,719   145,719  146,185   146,185  136,270   136,270
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
 12 143,508   143,508  151,402   151,402  151,850   151,850  140,160   140,160
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
 13 147,604   147,604  157,306   157,306  157,736   157,736  144,160   144,160
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
 14 151,816   151,816  163,441   163,441  163,851   163,851  148,274   148,274
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
 15 156,149   156,149  169,815   169,815  170,204   170,204  152,506   152,506
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
 16 160,606   160,606  176,437   176,437  176,805   176,805  156,858   156,858
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
 17 165,190   165,190  183,318   183,318  183,664   183,664  161,335   161,335
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
 18 169,904   169,904  190,467   190,467  190,790   190,790  165,940   165,940
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
 19 174,753   174,753  197,895   197,895  198,195   198,195  170,676   170,676
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
 20 179,741   179,741  205,613   205,613  205,888   205,888  175,547   175,547
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
 21 184,871   184,871  213,631   213,631  213,880   213,880  180,557   180,557
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
 22 190,147   190,147  221,963   221,963  222,185   222,185  185,710   185,710
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
 23 195,574   195,574  230,619   230,619  230,814   230,814  191,011   191,011
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
 24 201,156   201,156  239,612   239,612  239,779   239,779  196,462   196,462
-------------------------------------------------------------------------------
 25 206,897   206,897  248,957   248,957  249,093   249,093  202,069   202,069
-------------------------------------------------------------------------------



 Assumptions:

 a. $100,000 initial investment

 b. Fund Expenses = 1.34%

 c. No optional death benefits or living benefits elected

 d. Annuity was issued on or after November 20, 2006

 e. Surrender value assumes surrender 2 days prior to Annuity anniversary


 In addition, the following charts indicate the days (measured from the Issue
 Date) in which each annuity product would have the highest Surrender Value amongst the products listed given the above assumptions.

 0% Gross Rate of Return


                      Over 30 Years, days won Year    Actual Days
                            Total Days
             ------------------------------------------------------
             APEX II           1459             4        1460
                                                5      1461-1824
                                               6-8     1826-2919
             ------------------------------------------------------
             ASAP III          623              9      2943-3284
                                               10      3369-3649
             ------------------------------------------------------
               XT6             7409             5        1825
                                                8        2920
                                                9   2921-2942, 3285
                                               10   3286-3368, 3650
                                              11-30   3651-10950
             ------------------------------------------------------
              ASL II           1824            1-5      1-1824
             ------------------------------------------------------

 Gross Return      6.00%



                      Over 30 Years, days won Year    Actual Days
                            Total Days
             ------------------------------------------------------
             APEX II           364              6      1826-2189
             ------------------------------------------------------
             ASAP III          534              9      3252-3284
                                               10      3515-3649
                                               29        10585
                                               30     10586-10950
             ------------------------------------------------------
               XT6             8892            4-5     1161-1825
                                                6        2190
                                               7-9     2191-3251
                                                9        3285
                                               10   3286-3514, 3650
                                              11-29   3651-10584
             ------------------------------------------------------
              ASL II           1160            1-4      1-1160
             ------------------------------------------------------


 Days listed assume 365 days per year and do not account for Leap Years.

 *  Annual Maintenance Fee is waived for account values of $100,000 or more.
 1) For more information on these benefits, refer to the "Death Benefit"
    section in the Prospectus.
 2) For more information on these benefits, refer to the "Living Benefit Programs" section in the Prospectus.
 3) The Annuity Rewards benefit offers Owners an ability to increase the guaranteed death benefit so that the death benefit will at least equal the Annuity's account value on the effective date of the Annuity Rewards benefits, if the terms of the Annuity Rewards benefit are met.

 4) These reductions result in hypothetical net rates of return corresponding to the 0% and 6% gross rates of return, respectively as follows: ASLII -2.97% and 2.85%; APEX II -2.97% and 2.85%; ASAP III -2.57% and 3.27% in
    years 1-8 and -1.98% and 3.90% in years 9+, XTra Credit SIX -2.97% and 2.85% in years 1-10 and -1.98% and 3.90% in years 11+.

 APPENDIX G - ASSET TRANSFER FORMULA UNDER HIGHEST DAILY LIFETIME FIVE INCOME
                                    BENEFIT

 We set out below the current formula under which we may transfer amounts between the variable investment options and the Benefit Fixed Rate Account. Upon your election of Highest Daily Lifetime Five, we will not alter the asset transfer formula that applies to your Annuity. However, as discussed in the "Living Benefits" section, we reserve the right to modify this formula with respect to those who elect Highest Daily Lifetime Five in the future.

 TERMS AND DEFINITIONS REFERENCED IN THE CALCULATION FORMULA:
  . C\\u\\ - the upper target is established on the effective date of the Highest Daily Lifetime Five benefit (the "Effective Date") and is not changed for the life of the guarantee. Currently, it is 83%.

  . C\\t\\ - the target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 80%.

  . C\\l\\ - the lower target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 77%.

  .   L - the target value as of the current Valuation Day.

  .   r - the target ratio.

  . a - the factors used in calculating the target value. These factors are established on the Effective Date and are not changed for the life of the guarantee. The factors that we use currently are derived from the a2000 Individual Annuity Mortality Table with an assumed interest rate of 3%. Each number in the table "a" factors (which appears below) represents a factor, which when multiplied by the Highest Daily Annual Income Amount, projects our total liability for the purpose of asset transfers under the guarantee.

  . Q - age based factors used in calculating the target value. These factors are established on the Effective Date and are not changed for the life of the guarantee. The factor is currently set equal to 1.

  .   V - the total value of all Permitted Sub-accounts in the Annuity.

  .   F - the total value of all Benefit Fixed Rate Account allocations.

  . I - the income value prior to the first withdrawal. The income value is equal to what the Highest Daily Annual Income Amount would be if the first withdrawal were taken on the date of calculation. After the first withdrawal the income value equals the greater of the Highest Daily Annual Income Amount, the quarterly step-up amount times the annual income percentage, and the Account Value times the annual income percentage.

  .   T - the amount of a transfer into or out of the Benefit Fixed Rate
      Account.

  . I% - annual income amount percentage. This factor is established on the Effective Date and is not changed for the life of the guarantee. Currently, this percentage is equal to 5%

 TARGET VALUE CALCULATION:
 On each Valuation Day, a target value (L) is calculated, according to the following formula. If the variable Account Value (V) is equal to zero, no calculation is necessary.

                                 L = I * Q * a

 Transfer Calculation:
 The following formula, which is set on the Effective Date and is not changed for the life of the guarantee, determines when a transfer is required:



                        Target Ratio r   =(L - F) / V.



      . If r (greater than) C\\u,\\ assets in the Permitted Sub-accounts are transferred to Benefit Fixed Rate Account.

      . If r (less than) C\\l,\\ and there are currently assets in the Benefit Fixed Rate Account (F (greater than) 0), assets in the Benefit Fixed Rate Account are transferred to the Permitted Sub-accounts.

 The following formula, which is set on the Effective Date and is not changed for the life of the guarantee, determines the transfer amount:



T = {Min(V, [L - F - V * C\\t\\] / (1 - C\\t\\))} T(greater than)0, Money moving from the Permitted Sub-accounts to the
                                                  Benefit Fixed Rate Account
T = {Min(F, [L - F - V * C\\t\\] / (1 - C\\t\\))} T(less than)0, Money moving from the Benefit Fixed Rate Account to the Permitted Sub-accounts]



 Example:
 Male age 65 contributes $100,000 into the Permitted Sub accounts and the value drops to $92,300 during year one, end of day one. A table of values for "a" appears below.

 Target Value Calculation:



                          L     =I * Q * a
                                =5000.67 * 1 * 15.34
                                =76,710.28



 Target Ratio:



                      r     =(L - F) / V
                            =(76,710.28 - 0) / 92,300.00
                            =83.11%



 Since r (greater than) Cu ( because 83.11% (greater than) 83%) a transfer into the Benefit Fixed rate Account occurs.



 T     ={ Min ( V, [ L - F - V * Ct] / ( 1 - Ct))}
       ={ Min ( 92,300.00, [ 76,710.28 - 0 - 92,300.00 * 0.80] / ( 1 - 0.80))}
       ={ Min ( 92,300.00, 14,351.40 )}
       =14,351.40

                 Age 65 "a" Factors for Liability Calculations
              (in Years and Months since Benefit Effective Date)*



       Months
 Years   1      2     3     4     5     6     7     8     9    10    11    12
 ----- ------ ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- -----
  1... 15.34  15.31 15.27 15.23 15.20 15.16 15.13 15.09 15.05 15.02 14.98 14.95
  2... 14.91  14.87 14.84 14.80 14.76 14.73 14.69 14.66 14.62 14.58 14.55 14.51
  3... 14.47  14.44 14.40 14.36 14.33 14.29 14.26 14.22 14.18 14.15 14.11 14.07
  4... 14.04  14.00 13.96 13.93 13.89 13.85 13.82 13.78 13.74 13.71 13.67 13.63
  5... 13.60  13.56 13.52 13.48 13.45 13.41 13.37 13.34 13.30 13.26 13.23 13.19
  6... 13.15  13.12 13.08 13.04 13.00 12.97 12.93 12.89 12.86 12.82 12.78 12.75
  7... 12.71  12.67 12.63 12.60 12.56 12.52 12.49 12.45 12.41 12.38 12.34 12.30
  8... 12.26  12.23 12.19 12.15 12.12 12.08 12.04 12.01 11.97 11.93 11.90 11.86
  9... 11.82  11.78 11.75 11.71 11.67 11.64 11.60 11.56 11.53 11.49 11.45 11.42
  10.. 11.38  11.34 11.31 11.27 11.23 11.20 11.16 11.12 11.09 11.05 11.01 10.98
  11.. 10.94  10.90 10.87 10.83 10.79 10.76 10.72 10.69 10.65 10.61 10.58 10.54
  12.. 10.50  10.47 10.43 10.40 10.36 10.32 10.29 10.25 10.21 10.18 10.14 10.11
  13.. 10.07  10.04 10.00  9.96  9.93  9.89  9.86  9.82  9.79  9.75  9.71  9.68
  14..  9.64   9.61  9.57  9.54  9.50  9.47  9.43  9.40  9.36  9.33  9.29  9.26
  15..  9.22   9.19  9.15  9.12  9.08  9.05  9.02  8.98  8.95  8.91  8.88  8.84
  16..  8.81   8.77  8.74  8.71  8.67  8.64  8.60  8.57  8.54  8.50  8.47  8.44
  17..  8.40   8.37  8.34  8.30  8.27  8.24  8.20  8.17  8.14  8.10  8.07  8.04
  18..  8.00   7.97  7.94  7.91  7.88  7.84  7.81  7.78  7.75  7.71  7.68  7.65
  19..  7.62   7.59  7.55  7.52  7.49  7.46  7.43  7.40  7.37  7.33  7.30  7.27
  20..  7.24   7.21  7.18  7.15  7.12  7.09  7.06  7.03  7.00  6.97  6.94  6.91
  21..  6.88   6.85  6.82  6.79  6.76  6.73  6.70  6.67  6.64  6.61  6.58  6.55
  22..  6.52   6.50  6.47  6.44  6.41  6.38  6.36  6.33  6.30  6.27  6.24  6.22
  23..  6.19   6.16  6.13  6.11  6.08  6.05  6.03  6.00  5.97  5.94  5.92  5.89
  24..  5.86   5.84  5.81  5.79  5.76  5.74  5.71  5.69  5.66  5.63  5.61  5.58
  25..  5.56   5.53  5.51  5.48  5.46  5.44  5.41  5.39  5.36  5.34  5.32  5.29
  26..  5.27   5.24  5.22  5.20  5.18  5.15  5.13  5.11  5.08  5.06  5.04  5.01
  27..  4.99   4.97  4.95  4.93  4.91  4.88  4.86  4.84  4.82  4.80  4.78  4.75
  28..  4.73   4.71  4.69  4.67  4.65  4.63  4.61  4.59  4.57  4.55  4.53  4.51
  29..  4.49   4.47  4.45  4.43  4.41  4.39  4.37  4.35  4.33  4.32  4.30  4.28
  30..  4.26   4.24  4.22  4.20  4.18  4.17  4.15  4.13  4.11  4.09  4.07  4.06
  31..  4.04   4.02  4.00  3.98  3.97  3.95  3.93  3.91  3.90  3.88  3.86  3.84
  32..  3.83   3.81  3.79  3.78  3.76  3.74  3.72  3.71  3.69  3.67  3.66  3.64
  33..  3.62   3.61  3.59  3.57  3.55  3.54  3.52  3.50  3.49  3.47  3.45  3.44
  34..  3.42   3.40  3.39  3.37  3.35  3.34  3.32  3.30  3.29  3.27  3.25  3.24
  35..  3.22   3.20  3.18  3.17  3.15  3.13  3.12  3.10  3.08  3.07  3.05  3.03
  36..  3.02   3.00  2.98  2.96  2.95  2.93  2.91  2.90  2.88  2.86  2.85  2.83
  37..  2.81   2.79  2.78  2.76  2.74  2.73  2.71  2.69  2.68  2.66  2.64  2.62
  38..  2.61   2.59  2.57  2.56  2.54  2.52  2.51  2.49  2.47  2.45  2.44  2.42
  39..  2.40   2.39  2.37  2.35  2.34  2.32  2.30  2.29  2.27  2.25  2.24  2.22
  40..  2.20   2.19  2.17  2.15  2.14  2.12  2.11  2.09  2.07  2.06  2.04  2.02
  41..  2.01   1.84  1.67  1.51  1.34  1.17  1.00  0.84  0.67  0.50  0.33  0.17



 *  The values set forth in this table are applied to all ages.

   APPENDIX H - ANNUITIES APPROVED FOR SALE BY THE NEW YORK STATE INSURANCE
                                  DEPARTMENT



----------------------------------------------------------------------------------------------------------
                                                                                       XTra Credit SIX
                         ASL II NY           APEX II NY            ASAP III NY               NY
----------------------------------------------------------------------------------------------------------
Minimum Investment  $15,000             $10,000               $1,000                $10,000
----------------------------------------------------------------------------------------------------------
Maximum Issue Age   Annuitant 85;       Annuitant 85          Annuitant 85          Annuitant 85
                    Owner None          Oldest Owner 85       Oldest Owner 80       Oldest Owner 75
----------------------------------------------------------------------------------------------------------
Contingent Deferred None                4 Years               7 Years               10Years
Sales Charge                            (7%, 6%, 5%, 4%)      (7%, 6%, 5%, 4%,      (9%, 9%, 8%, 7%,
Schedule                                (Applied to Purchase  3%, 2%, 1%)           6%, 5%, 4%, 3%,
                                        Payments based on     (Applied to Purchase  2%, 1%)
                                        the inception date of Payments based on     (Applied to Purchase
                                        the Annuity)          the inception date of Payments based on
                                                              the Annuity)          the inception date of
                                                                                    the Annuity)
----------------------------------------------------------------------------------------------------------
Insurance Charge    1.65%               1.65%                 0.65%                 0.65%
----------------------------------------------------------------------------------------------------------
Distribution Charge N/A                 N/A                   0.60% annuity years   1.00% annuity years
                                                              1 - 7                 1 - 10
                                                              0.0% annuity years    0.00% annuity years
                                                              8+                    11+
----------------------------------------------------------------------------------------------------------
Annual Maintenance  Lesser of $30 or    Lesser of $30 or      Lesser of $30 or      Lesser of $30 or
Fee                 2% of Account       2% of Account         2% of Account         2% of Account
                    Value               Value                 Value                 Value
                    Waived for Account  Waived for Account    Waived for Account
                    Values exceeding    Values exceeding      Values exceeding
                    $100,000            $100,000              $100,000
----------------------------------------------------------------------------------------------------------
Transfer Fee        $10 after twenty in $10 after twenty      $10 after twenty      $10 after twenty
                    any annuity year.   in any annuity year.  in any annuity year.  in any annuity year
                    May be increased to                       May be increased to
                    $15 after eight in                        $15 after eight in
                    any annuity year                          any annuity year
----------------------------------------------------------------------------------------------------------
Contract Credit     No                  Yes. Effective for    Yes. Effective for    Yes The amount of
                                        Contracts issued on   Contracts issued on   the credit applied to
                                        or after June 20,     or after July 24,     a Purchase Payment
                                        2005. Generally we    2006. Generally we    is based on the year
                                        apply a Loyalty       apply a Loyalty       the Purchase
                                        Credit to your        Credit to your        Payment is received,
                                        Annuity's Account     Annuity's Account     for the first 6 years
                                        Value at the end of   Value at the end of   of the contract.
                                        your fifth contract   your fifth contract   Currently the credit
                                        year (i.e. on your    year (i.e. on your    percentages for each
                                        fifth Contract        fifth Contract        year starting with the
                                        Anniversary).         Anniversary).         first year are: 6.50%,
                                        Currently the         Currently the         5.00%, 4.00%,
                                        Loyalty Credit is     Loyalty Credit is     3.00%, 2.00%, and
                                        equal to 2.75% of     equal to 0.50% of     1.00%.
                                        total Purchase        total Purchase
                                        Payments made         Payments made
                                        during the first four during the first four
                                        contract years less   contract years less
                                        the cumulative        the cumulative
                                        amount of             amount of
                                        withdrawals made      withdrawals made
                                        (including the        (including the
                                        deduction of any      deduction of any
                                        CDSC amounts)         CDSC amounts)
                                        through the fifth     through the fifth
                                        Contract              Contract
                                        Anniversary           Anniversary.

----------------------------------------------------------------------------------------------------------------------
                                                                                                   XTra Credit SIX
                              ASL II NY              APEX II NY              ASAP III NY                 NY
----------------------------------------------------------------------------------------------------------------------
Fixed Allocation        Fixed Allocations      Fixed Allocations       Fixed Allocations       No
(If available, early    Available (Currently   Available (Currently    Available (Currently
 withdrawals are        offering durations of: offering durations of:  offering durations of:
 subject to a Market    5, 7, and 10 years)    5, 7, and 10 years)     2, 3, 5, 7, and 10
 Value Adjustment)      The MVA formula        The MVA formula         years) The MVA
 ("MVA")                for NY is [(1+I)/      for NY is [(1+I)/       formula for NY is
                        (1+J)] N/365           (1+J)] N/365            [(1+I)/(1+J)] N/365
                        The MVA formula        The MVA formula         The MVA formula
                        does not apply         does not apply          does not apply
                        during the 30 day      during the 30 day       during the 30 day
                        period immediately     period immediately      period immediately
                        before the end of the  before the end of the   before the end of the
                        Guarantee Period.      Guarantee Period.       Guarantee Period.
----------------------------------------------------------------------------------------------------------------------
Variable Investment     All options generally  All options generally   All options generally   All options generally
Options                 available except       available except        available except        available except
                        where restrictions     where restrictions      where restrictions      where restrictions
                        apply when certain     apply when certain      apply when certain      apply when certain
                        riders are purchased.  riders are purchased.   riders are purchased.   riders are purchased.
----------------------------------------------------------------------------------------------------------------------
Basic Death             Prior to age 85: The   The greater of:         The greater of:         The greater of:
Benefit                 greater of: Purchase   Purchase Payments       Purchase Payments       Purchase Payments
                        Payments less          less proportional       less proportional       less proportional
                        proportional           withdrawals or          withdrawals or          withdrawals or
                        withdrawals or         Account Value           Account Value           Account Value
                        Account Value          (variable) plus         (variable) plus         (variable) (No MVA
                        (variable) plus        Interim Value           Interim Value           applied) (No
                        Interim Value          (fixed). (No MVA        (fixed). (No MVA        recapture of credits
                        (fixed). (No MVA       applied)                applied)                applied within 12
                        applied)                                                               months prior to the
                        On or after age 85:                                                    date of death)
                        Account Value
                        (variable) plus
                        Interim Value (fixed)
                        (No MVA applied)
----------------------------------------------------------------------------------------------------------------------
Optional Death Benefits Highest Anniversary    HAV                     HAV                     HAV
 (for an additional     Value (HAV)
 cost) /(1)/
----------------------------------------------------------------------------------------------------------------------
Optional Living         GRO/GRO Plus           GRO/GRO Plus            GRO/GRO Plus            GRO/GRO Plus
 Benefits (for an       Guaranteed             GMWB,                   GMWB,                   GMWB,
 additional cost) /(2)/ Minimum                GMIB,                   GMIB,                   GMIB,
                        Withdrawal Benefit,    Lifetime Five,          Lifetime Five,          Lifetime Five,
                        (GMWB),                Spousal Lifetime        Spousal Lifetime        Spousal Lifetime
                        Guaranteed             Five                    Five                    Five
                        Minimum Income
                        Benefit (GMIB),
                        Lifetime Five,
                        Spousal Lifetime Five
----------------------------------------------------------------------------------------------------------------------
Annuity Rewards /(3)/   No                     Available after initial Available after initial Available after initial
                                               CDSC period             CDSC period             CDSC period

---------------------------------------------------------------------------------------------------------
                                                                                       XTra Credit SIX
                           ASL II NY            APEX II NY          ASAP III NY              NY
---------------------------------------------------------------------------------------------------------
Annuitization Options Fixed option only    Fixed option only    Fixed option only    Fixed option only
                      Annuity date cannot  Annuity date cannot  Annuity date cannot  Annuity date cannot exceed the first day exceed the first day exceed the first day exceed the first day
                      of the calendar      of the calendar      of the calendar      of the calendar
                      month following      month following      month following      month following
                      Annuitant's 90/th/   Annuitant's 90/th/   Annuitant's 90/th/   Annuitant's 90/th/
                      birthday. The        birthday. The        birthday. The        birthday. The
                      maximum Annuity      maximum Annuity      maximum Annuity      maximum Annuity
                      Date is based on the Date is based on the Date is based on the Date is based on the
                      first Owner or       first Owner or       first Owner or       first Owner or
                      Annuitant to reach   Annuitant to reach   Annuitant to reach   Annuitant to reach
                      the maximum age, as  the maximum age, as  the maximum age, as  the maximum age, as
                      indicated in your    indicated in your    indicated in your    indicated in your
                      Annuity.             Annuity.             Annuity.             Annuity.



 (1)For more information on these benefits, refer to the "Death Benefit"
    section in the Prospectus.
 (2)For more information on these benefits, refer to the "Living Benefit Programs" section in the Prospectus.
 (3)The Annuity rewards benefit offers Owners an ability to increase the guaranteed death benefit so that the death benefit will at least equal the Annuity's Account Value on the effective date of the Annuity Rewards benefits, if the terms of the Annuity Rewards benefit are met.

 For more information about variations applicable to annuities approved for sale by the New York State Insurance Department, please refer to your annuity contract.

            PLEASE SEND ME A STATEMENT OF ADDITIONAL INFORMATION THAT CONTAINS FURTHER DETAILS ABOUT THE AMERICAN SKANDIA ANNUITY DESCRIBED IN
            PROSPECTUS (PLEASE CHECK ONE)          ASAPIII-PROS (05/2007),
                     APEX2PROS (05/2007),         , ASL2PROS (05/2007),
                     XT6PROS (05/2007).


                      ------------------------
                               (print your name)

                      ------------------------
                                   (address)

                      ------------------------
                             (city/state/zip code)

 [LOGO]
 The Prudential Insurance Company of America
 751 Broad Street
 Newark, NJ 07102-3777


Variable Annuity Issued by:                        Variable Annuity Distributed by:

AMERICAN SKANDIA LIFE ASSURANCE                         AMERICAN SKANDIA MARKETING,
CORPORATION                                                            INCORPORATED
A Prudential Financial Company                       A Prudential Financial Company
One Corporate Drive                                             One Corporate Drive
Shelton, Connecticut 06484                               Shelton, Connecticut 06484
Telephone: 1-800-752-6342                                   Telephone: 203-926-1888
http://www.americanskandia.prudential.com http://www.americanskandia.prudential.com

                              MAILING ADDRESSES:

                     AMERICAN SKANDIA - VARIABLE ANNUITIES
                                 P.O. Box 7960
                            Philadelphia, PA 19176

                                 EXPRESS MAIL:
                     AMERICAN SKANDIA - VARIABLE ANNUITIES
                                2101 Welsh Road
                               Dresher, PA 19025



                                   PRSRT STD
                                 U.S. POSTAGE
                                     PAID
                                 LANCASTER, PA
                                PERMIT NO. 1793

                                    AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
 A Prudential Financial Company One Corporate Drive, Shelton, Connecticut 06484

 OPTIMUM/SM/
 OPTIMUM FOUR/SM/
 OPTIMUM PLUS/SM/

 Flexible Premium Deferred Annuities

 PROSPECTUS: MAY 1, 2007


 This prospectus describes three different flexible premium deferred annuities (the "Annuities" or the "Annuity") offered by American Skandia Life Assurance Corporation ("American Skandia", "we", "our", or "us") exclusively through Linsco/Private Ledger, Corp. Each Annuity may be offered as an individual annuity contract or as an interest in a group annuity. Each Annuity has different features and benefits that may be appropriate for you based on your financial situation, your age and how you intend to use the Annuity. This Prospectus describes the important features of the Annuities and what you should consider before purchasing one of the Annuities. The Prospectus also describes differences among the Annuities which include differences in the fees and charges you pay and variations in some product features such as the availability of certain bonus amounts and basic death benefit protection. These differences among the products are discussed more fully in the Prospectus and summarized in Appendix D entitled "Selecting the Variable Annuity That's Right for You". There may also be differences in the compensation paid to your Financial Professional for each Annuity. In addition, selling broker-dealer firms through which each Annuity is sold may decline to make available to their customers certain of the optional features and investment options offered generally under the Annuity. Alternatively, such firms may restrict the optional benefits that they do make available to their customers (e.g., by imposing a lower maximum issue age for certain optional benefits than what is prescribed generally under the Annuity). Please speak to your Financial Professional for further details. Each Annuity or certain of its investment options and/or features may not be available in all states. Various rights, benefits and certain fees may differ among states to meet applicable laws and/or regulations. For more information about variations applicable to your state, please refer to your Annuity or consult your Financial Professional. For some of the variations specific to Annuities approved for sale by the New York State Insurance Department, see Appendix F Certain terms are capitalized in this Prospectus. Those terms are either defined in the Glossary of Terms or in the context of the particular section.


 THE SUB-ACCOUNTS

 Each Sub-account of American Skandia Life Assurance Corporation Variable Account B invests in an underlying mutual fund portfolio. Currently, portfolios of the following underlying mutual funds are being offered:
 Advanced Series Trust (formerly named American Skandia Trust) and Evergreen Variable Annuity Trust. See the following page for a complete list of Sub-accounts.


 PLEASE READ THIS PROSPECTUS
 Please read this Prospectus and the current prospectus for the underlying mutual funds. Keep them for future reference. If you are purchasing one of the Annuities as a replacement for an existing variable annuity or variable life coverage or a fixed insurance policy, you should consider any surrender or penalty charges you may incur when replacing your existing coverage and that this Annuity may be subject to a contingent deferred sales charge if you elect to surrender the Annuity or take a partial withdrawal. You should consider your need to access the Annuity's Account Value and whether the Annuity's liquidity features will satisfy that need.

 AVAILABLE INFORMATION

 We have also filed a Statement of Additional Information that is available from us, without charge, upon your request. The contents of the Statement of Additional Information are described on page 92. This Prospectus is part of the registration statement we filed with the SEC regarding this offering. Additional information on us and this offering is available in the registration statement and the exhibits thereto. You may review and obtain copies of these materials at the prescribed rates from the SEC's Public Reference Section, 100 F Street N.E., Washington, D.C., 20549. (See SEC file number 333-96577 for Optimum, 333-71654 for Optimum Four and 333-71834 for Optimum Plus). These documents, as well as documents incorporated by reference, may also be obtained through the SEC's Internet Website (http://www.sec.gov) for this registration statement as well as for other registrants that file electronically with the SEC.


 These annuities are NOT deposits or obligations of, or issued, guaranteed or endorsed by, any bank, are NOT insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other agency. An investment in an annuity involves investment risks, including possible loss of value, even with respect to amounts allocated to the AST Money Market Sub-account.

--------------------------------------------------------------------------------
 THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF
 THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

 OPTIMUM/SM/, OPTIMUM FOUR/SM/, OPTIMUM PLUS/SM/, ARE SERVICE MARKS OR REGISTERED TRADEMARKS OF LINSCO/PRIVATE LEDGER, CORP.
--------------------------------------------------------------------------------

                 FOR FURTHER INFORMATION CALL: 1-800-752-6342



Prospectus Dated: May 1, 2007 Statement of Additional Information Dated: May 1, 2007
OA074PROS - 0507                                                            LPLOASAI


       PLEASE SEE OUR PRIVACY POLICY AND OUR IRA, ROTH IRA AND FINANCIAL DISCLOSURE STATEMENTS ATTACHED TO THE BACK COVER OF THIS PROSPECTUS.

                              INVESTMENT OPTIONS


 Advanced Series Trust:

   AST AllianceBernstein Core Value
   AST AllianceBernstein Growth & Income
   AST Federated Aggressive Growth
   AST Goldman Sachs Mid-Cap Growth

   AST International Growth
   AST International Value

   AST JPMorgan International Equity
   AST Large-Cap Value

   AST Lord Abbett Bond Debenture

   AST Marsico Capital Growth
   AST MFS Growth
   AST Money Market

   AST Neuberger Berman Mid-Cap Value

   AST Neuberger Berman Small-Cap Growth
   AST PIMCO Limited Maturity Bond
   AST PIMCO Total Return Bond
   AST Small-Cap Growth
   AST Small-Cap Value

   AST T. Rowe Price Global Bond
   AST T. Rowe Price Large-Cap Growth


 Evergreen Variable Annuity Trust:
   International Equity
   Omega

                                   CONTENTS


INTRODUCTION...........................................................................  1

 WHY WOULD I CHOOSE TO PURCHASE ONE OF THE ANNUITIES?..................................  1
 WHAT ARE SOME OF THE KEY FEATURES OF THE ANNUITIES?...................................  1
 HOW DO I PURCHASE ONE OF THE ANNUITIES?...............................................  2

GLOSSARY OF TERMS......................................................................  3

SUMMARY OF CONTRACT FEES AND CHARGES...................................................  5

EXPENSE EXAMPLES....................................................................... 10

INVESTMENT OPTIONS..................................................................... 12

 WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES OF THE PORTFOLIO?..................... 12
 WHAT ARE THE FIXED ALLOCATIONS?....................................................... 16

FEES AND CHARGES....................................................................... 17

 WHAT ARE THE CONTRACT FEES AND CHARGES?............................................... 17
 WHAT CHARGES APPLY TO THE FIXED ALLOCATIONS?.......................................... 19
 WHAT CHARGES APPLY IF I CHOOSE AN ANNUITY PAYMENT OPTION?............................. 19
 EXCEPTIONS/REDUCTIONS TO FEES AND CHARGES............................................. 19

PURCHASING YOUR ANNUITY................................................................ 20

 WHAT ARE OUR REQUIREMENTS FOR PURCHASING ONE OF THE ANNUITIES?........................ 20

MANAGING YOUR ANNUITY.................................................................. 21

 MAY I CHANGE THE OWNER, ANNUITANT AND BENEFICIARY DESIGNATIONS?....................... 21
 MAY I RETURN MY ANNUITY IF I CHANGE MY MIND?.......................................... 21
 MAY I MAKE ADDITIONAL PURCHASE PAYMENTS?.............................................. 22
 MAY I MAKE SCHEDULED PAYMENTS DIRECTLY FROM MY BANK ACCOUNT?.......................... 22
 MAY I MAKE PURCHASE PAYMENTS THROUGH A SALARY REDUCTION PROGRAM?...................... 22

MANAGING YOUR ACCOUNT VALUE............................................................ 23

 HOW AND WHEN ARE PURCHASE PAYMENTS INVESTED?.......................................... 23
 HOW DO I RECEIVE A LOYALTY CREDIT UNDER THE OPTIMUM AND OPTIMUM FOUR ANNUITIES?....... 23
 HOW ARE LOYALTY CREDITS APPLIED TO MY ACCOUNT VALUE UNDER THE OPTIMUM AND OPTIMUM FOUR
   ANNUITIES?.......................................................................... 23
 HOW DO I RECEIVE CREDITS UNDER THE OPTIMUM PLUS ANNUITY?.............................. 24
 HOW ARE CREDITS APPLIED TO ACCOUNT VALUE UNDER THE OPTIMUM PLUS ANNUITY?.............. 24
 ARE THERE RESTRICTIONS OR CHARGES ON TRANSFERS BETWEEN INVESTMENT OPTIONS?............ 25
 DO YOU OFFER DOLLAR COST AVERAGING?................................................... 26
 DO YOU OFFER ANY AUTOMATIC REBALANCING PROGRAMS?...................................... 27
 ARE ANY ASSET ALLOCATION PROGRAMS AVAILABLE?.......................................... 27
 DO YOU OFFER PROGRAMS DESIGNED TO GUARANTEE A "RETURN OF PREMIUM" AT A FUTURE DATE?... 28
 MAY I GIVE MY FINANCIAL PROFESSIONAL PERMISSION TO FORWARD TRANSACTION INSTRUCTIONS?.. 28
 MAY I AUTHORIZE MY THIRD PARTY INVESTMENT ADVISOR TO MANAGE MY ACCOUNT?............... 29
 HOW DO THE FIXED ALLOCATIONS WORK?.................................................... 29
 HOW DO YOU DETERMINE RATES FOR FIXED ALLOCATIONS?..................................... 30
 HOW DOES THE MARKET VALUE ADJUSTMENT WORK?............................................ 30
 WHAT HAPPENS WHEN MY GUARANTEE PERIOD MATURES?........................................ 31

ACCESS TO ACCOUNT VALUE................................................................ 32

 WHAT TYPES OF DISTRIBUTIONS ARE AVAILABLE TO ME?...................................... 32
 ARE THERE TAX IMPLICATIONS FOR DISTRIBUTIONS?......................................... 32
 CAN I WITHDRAW A PORTION OF MY ANNUITY?............................................... 32
 HOW MUCH CAN I WITHDRAW AS A FREE WITHDRAWAL?......................................... 32
 CAN I MAKE PERIODIC WITHDRAWALS FROM MY ANNUITY DURING THE ACCUMULATION PERIOD?....... 33
 DO YOU OFFER A PROGRAM FOR WITHDRAWALS UNDER SECTIONS 72(t) OF THE INTERNAL REVENUE
   CODE?............................................................................... 33
 WHAT ARE MINIMUM DISTRIBUTIONS AND WHEN WOULD I NEED TO MAKE THEM?.................... 33
 CAN I SURRENDER MY ANNUITY FOR ITS VALUE?............................................. 33
 WHAT IS A MEDICALLY-RELATED SURRENDER AND HOW DO I QUALIFY?........................... 34


                                      (i)

 WHAT TYPES OF ANNUITY OPTIONS ARE AVAILABLE?.........................................  34
 HOW AND WHEN DO I CHOOSE THE ANNUITY PAYMENT OPTION?.................................  35
 HOW ARE ANNUITY PAYMENTS CALCULATED?.................................................  36

LIVING BENEFIT PROGRAMS...............................................................  37

 DO YOU OFFER PROGRAMS DESIGNED TO PROVIDE INVESTMENT PROTECTION FOR OWNERS WHILE THEY
   ARE ALIVE..........................................................................  37
 GUARANTEED RETURN OPTION PLUS/SM/ (GRO PLUS/SM/).....................................  37
 GUARANTEED RETURN OPTION (GRO).......................................................  41
 GUARANTEED MINIMUM WITHDRAWAL BENEFIT (GMWB).........................................  43
 GUARANTEED MINIMUM INCOME BENEFIT (GMIB).............................................  47
 LIFETIME FIVE/SM/ INCOME BENEFIT (LIFETIME FIVE).....................................  50
 SPOUSAL LIFETIME FIVE INCOME BENEFIT (SPOUSAL LIFETIME FIVE).........................  56
 HIGHEST DAILY LIFETIME FIVE/SM/ INCOME BENEFIT (HIGHEST DAILY LIFETIME FIVE).........  59

DEATH BENEFIT.........................................................................  67

 WHAT TRIGGERS THE PAYMENT OF A DEATH BENEFIT?........................................  67
 BASIC DEATH BENEFIT..................................................................  67
 OPTIONAL DEATH BENEFITS..............................................................  67
 AMERICAN SKANDIA'S ANNUITY REWARDS...................................................  71
 PAYMENT OF DEATH BENEFITS............................................................  73

VALUING YOUR INVESTMENT...............................................................  76

 HOW IS MY ACCOUNT VALUE DETERMINED?..................................................  76
 WHAT IS THE SURRENDER VALUE OF MY ANNUITY?...........................................  76
 HOW AND WHEN DO YOU VALUE THE SUB-ACCOUNTS?..........................................  76
 HOW DO YOU VALUE FIXED ALLOCATIONS?..................................................  76
 WHEN DO YOU PROCESS AND VALUE TRANSACTIONS?..........................................  76
 WHAT HAPPENS TO MY UNITS WHEN THERE IS A CHANGE IN DAILY ASSET-BASED CHARGES?........  77

TAX CONSIDERATIONS....................................................................  78

GENERAL INFORMATION...................................................................  86

 HOW WILL I RECEIVE STATEMENTS AND REPORTS?...........................................  86
 WHO IS AMERICAN SKANDIA?.............................................................  86
 WHAT ARE SEPARATE ACCOUNTS?..........................................................  86
 WHAT IS THE LEGAL STRUCTURE OF THE UNDERLYING FUNDS?.................................  87
 WHO DISTRIBUTES ANNUITIES OFFERED BY AMERICAN SKANDIA?...............................  88
 INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE......................................  89
 FINANCIAL STATEMENTS.................................................................  89
 HOW TO CONTACT US....................................................................  90
 INDEMNIFICATION......................................................................  90
 LEGAL PROCEEDINGS....................................................................  90
 CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION..................................  91

APPENDIX A - CONDENSED FINANCIAL INFORMATION ABOUT SEPARATE ACCOUNT B................. A-1

APPENDIX B - CALCULATION OF OPTIONAL DEATH BENEFITS................................... B-1

APPENDIX C - ADDITIONAL INFORMATION ON ASSET ALLOCATION PROGRAMS...................... C-1

APPENDIX D - SELECTING THE VARIABLE ANNUITY THAT'S RIGHT FOR YOU...................... D-1

APPENDIX E - ASSET TRANSFER FORMULA UNDER HIGHEST DAILY LIFETIME FIVE INCOME BENEFIT.. E-1

APPENDIX F - ANNUITIES APPROVED FOR SALE BY THE NEW YORK STATE INSURANCE DEPARTMENT... F-1


                                     (ii)

                                 INTRODUCTION

 WHY WOULD I CHOOSE TO PURCHASE ONE OF THE ANNUITIES?

 The Annuities are frequently used for retirement planning because they allow you to accumulate retirement savings and also offer annuity payment options when you are ready to begin receiving income. Each Annuity also offers a choice of different optional benefits, for an additional charge, that can provide principal protection or guaranteed minimum income protection for Owners while they are alive and one or more Death Benefits that can protect your retirement savings if you die during a period of declining markets. Each Annuity may be used as an investment vehicle for "qualified" investments, including an IRA, SEP-IRA, Roth IRA, Section 401(a) plans (defined benefit plans and defined contribution plans such as 401(k), profit sharing and money purchase plans) or Tax Sheltered annuities (or 403(b)). Each Annuity may also be used as an investment vehicle for "non-qualified" investments. Each Annuity allows you to invest your money in a number of Sub-accounts as well as in one or more Fixed Allocations. This Prospectus describes four different Annuities including features that these Annuities have in common as well as differences. For a summary of each Annuity's features, please refer to Appendix D entitled, "Selecting the Variable Annuity That's Right for You."


 When an Annuity is purchased as a "non-qualified" investment, you generally are not taxed on any investment gains the Annuity earns until you make a withdrawal or begin to receive annuity payments. This feature, referred to as "tax-deferral", can be beneficial to the growth of your Account Value because money that would otherwise be needed to pay taxes on investment gains each year remains invested and can earn additional money. However, because the Annuity is designed for long-term retirement savings, a 10% penalty tax may be applied on withdrawals you make before you reach age 59 1/2. Annuities purchased as a non-qualified investment are not subject to the maximum contribution limits that may apply to a qualified investment, and are not subject to required minimum distributions after age 70 1/2.

 When an Annuity is purchased as a "qualified" investment, you should consider that the Annuity does not provide any tax advantages in addition to the preferential treatment already available through your retirement plan under the Internal Revenue Code. In other words, you need not invest in an Annuity to gain the preferential tax treatment provided by your retirement plan. An Annuity, however, may offer features and benefits in addition to providing tax deferral that other investment vehicles may not offer, including Death Benefit protection for your beneficiaries, lifetime income options and the ability to make transfers between numerous variable investment options offered under the Annuity. You should consult with your Financial Professional as to whether the overall benefits and costs of the Annuity are appropriate considering your overall financial plan.

 WHAT ARE SOME OF THE KEY FEATURES OF THE ANNUITIES?

..   Each Annuity is a "flexible premium deferred annuity." It is called
    "flexible premium" because you have considerable flexibility in the timing and amount of Purchase Payments. Generally, investors "defer" receiving annuity payments until after an accumulation period.

..   Each Annuity offers both Sub-accounts and Fixed Allocations. If you allocate your Account Value to Sub-accounts, the value of your Annuity will vary daily to reflect the investment performance of the underlying investment options. Fixed Allocations of different durations are offered that are guaranteed by us, but may have a Market Value Adjustment if you withdraw or transfer your Account Value before the Maturity Date.

..   Each Annuity features two distinct periods - the accumulation period and the payout period. During the accumulation period your Account Value is allocated to one or more investment options.


..   During the payout period, commonly called "annuitization," you can elect to receive annuity payments (1) for life; (2) for life with a guaranteed minimum number of payments; (3) based on joint lives; or (4) for a guaranteed number of payments. We currently make annuity payments available on a fixed basis only.


..   Each Annuity offers optional income benefits, for an additional charge, that can provide principal protection or guaranteed minimum income protection for Owners while they are alive.

..   Each Annuity offers a basic Death Benefit. It also offers optional Death
    Benefits that provide an enhanced level of protection for your beneficiary(ies) for an additional charge.

..   You are allowed to withdraw a limited amount of money from each Annuity on an annual basis without any charges, although any optional guaranteed benefit you elect may be reduced. Other product features allow you to access your Account Value as necessary, although a charge may apply.

..   Transfers between investment options are tax-free. Currently, you may make twenty transfers each year free of charge. We also offer several programs that enable you to manage your Account Value as your financial needs and investment performance change.

 With Respect to Optimum Plus Only:

..   If you purchase this Annuity, we apply an additional amount (referred to as an Optimum Plus/SM/ amount, Purchase Credit or Credit ) to your Account Value with each Purchase Payment you make, including your initial Purchase Payment and any additional Purchase Payments during the first six Annuity Years.


..   Please note that during the first 10 years, the total asset-based charges on the Optimum Plus Annuity are higher than many of our other annuities. In addition, the Contingent Deferred Sales Charge (CDSC) on the Optimum Plus Annuity is higher and is deducted for a longer period of time as compared to our other annuities. The Credit is included in your Account Value. However, American Skandia may take back all Credits if you return your Annuity under the "free look" provision. In addition, American Skandia may take back a Credit associated with any Purchase Payment if (a) the Credit was applied within twelve (12) months prior to the death of the Owner (or Annuitant if entity owned) or (b) the Credit was applied within 12 months prior to a request to surrender the Annuity under the medically-related surrender provision. If you qualify for the 6.5% Credit in the first year (for annuities issued on or after February 13, 2006), only 6% of that amount will be taken back upon death or medically-related surrender request, both as described above. However, we will take back the entire 6.5% if you "free look" your Annuity.

..   In these situations, your Account Value could be substantially reduced. The amount we take back will equal the Credit, without adjustment up or down for investment performance. Therefore, any gain on the Credit will not be taken back. But if there was a loss on the Credit, the amount we take back will still equal that of the Credit. Additional conditions and restrictions apply. We do not deduct a CDSC in any situation where we take back the Credit.

..   If replacing an annuity, please consider all charges associated with that annuity. Purchase Credits applicable to bonus products should not be viewed as an offset of any surrender charge that applies to any Annuity you currently own. For more information on all available annuities, please see Appendix D of this prospectus.


 With Respect to Optimum Four Only:


..   This Annuity offers a Loyalty Credit which we add to your Account Value with respect to Purchase Payments that have been made during the first four Annuity Years less withdrawals through the fifth Annuity Anniversary, subject to our rules and state availability.


 With Respect to Optimum Only:


..   For annuities issued on or after February 13, 2006, this Annuity offers a
    Loyalty Credit which we add to your Account Value with respect to Purchase Payments that have been made during the first four Annuity Years less withdrawals through the fifth Annuity Anniversary, subject to our rules and state availability.


 HOW DO I PURCHASE ONE OF THE ANNUITIES?

 We sell each Annuity through licensed, registered Financial Professionals. Unless we agree otherwise and subject to our rules, each Annuity has minimum initial Purchase Payments as follows: $1,000 for Optimum, $10,000 for Optimum Plus and Optimum Four. We may allow you to make a lower initial Purchase Payment provided you establish an electronic funds transfer under which Purchase Payments received in the first Annuity Year total at least the minimum initial Purchase Payment for the Annuity purchased. Unless we agree otherwise and subject to our rules, if the Annuity is owned by an individual or individuals, the oldest of those Owners must not be older than a maximum issue age as of the Issue Date of the Annuity as follows: age 80 for Optimum, age 75 for Optimum Plus and age 85 for Optimum Four. If the Annuity is owned by an entity, the Annuitant must not be older than the maximum issue age, as of the Issue Date of the Annuity unless we agree otherwise. The availability and level of protection of certain optional benefits may vary based on the age of the Owner or Annuitant on the Issue Date of the Annuity, on the date the benefit is elected or the date of the Owner's death.

                               GLOSSARY OF TERMS

 Many terms used within this Prospectus are described within the text where they appear. The description of those terms are not repeated in this Glossary of Terms.


 Account Value: The value of each allocation to a Sub-account (also referred to as a "variable investment option") or a Fixed Allocation prior to the Annuity Date, plus any earnings, and/or less any losses, distributions and charges. The Account Value is calculated before we assess any applicable Contingent Deferred Sales Charge ("CDSC" or "surrender charge") and/or, other than on an annuity anniversary, any fee that is deducted from the Annuity annually in arrears. The Account Value is determined separately for each Sub-account and for each Fixed Allocation, and then totaled to determine the Account Value for your entire Annuity. The Account Value of each Fixed Allocation on other than its Maturity Date may be calculated using a market value adjustment. With respect to Optimum Plus, the Account Value includes any Credits we applied to your Purchase Payments that we are entitled to take back under certain circumstances. With respect to Optimum and Optimum Four, the Account Value includes any Loyalty Credit we apply. With respect to Annuities with a Highest Daily Lifetime Five Income Benefit election, Account Value includes the value of any allocation to the Benefit Fixed Rate Account.

 Annuitization: The application of Account Value (or Protected Income Value for the Guaranteed Minimum Income Benefit, if applicable) to one of the available annuity options for the Owner to begin receiving periodic payments for life (or joint lives), for a guaranteed minimum number of payments or for life with a guaranteed minimum number of payments.

 Annuity Date: The date you choose for annuity payments to commence. Unless we agree otherwise, for Annuities issued on or after November 20, 2006, the Annuity Date must be no later than the first day of the calendar month coinciding with or next following the later of: (a) the oldest Owner's or Annuitant's 95/th/ birthday, whichever occurs first, and (b) the fifth anniversary of the Issue Date.


 Annuity Year: A 12-month period commencing on the Issue Date of the Annuity and each successive 12-month period thereafter.


 Benefit Fixed Rate Account: An investment option offered as part of this Annuity that is used only if you have elected the optional Highest Daily Lifetime Five Benefit. Amounts allocated to the Benefit Fixed Rate Account earn a fixed rate of interest, and are held within our general account. You may not allocate Purchase Payments to the Benefit Fixed Rate Account. Rather, Account Value is transferred to the Benefit Fixed Rate Account only under the asset transfer feature of the Highest Daily Lifetime Five Income Benefit.


 Code: The Internal Revenue Code of 1986, as amended from time to time.


 Combination 5% Roll-up And HAV Death Benefit: We offer an optional Death Benefit that, for an additional cost, provides an enhanced level of protection for your beneficiary(ies) by providing the greater of the Highest Anniversary Value Death Benefit and a 5% annual increase on Purchase Payments adjusted for withdrawals.

 Contingent Deferred Sales Charge (CDSC): This is a sales charge that may be deducted when you make a full or partial withdrawal under your Annuity. We refer to this as a "contingent" charge because it is imposed only if you make a withdrawal. The charge is a percentage of each applicable Purchase Payment that is being withdrawn. The period during which a particular percentage applies is measured from the Issue Date of the Annuity. The amount and duration of the CDSC varies among the Optimum, Optimum Four and Optimum Plus. See "Summary of Contract Fees and Charges" for details on the CDSC for each Annuity.

 Enhanced Beneficiary Protection Death Benefit: We offer an optional Death Benefit that, for an additional cost, provides an enhanced level of protection for your beneficiary(ies) by providing amounts in addition to the basic Death Benefit that can be used to offset federal and state taxes payable on any taxable gains in your Annuity at the time of your death.


 Fixed Allocation: An investment option that offers a fixed rate of interest for a specified Guarantee Period during the accumulation period.


 Free Look: Under state insurance laws, you have the right, during a limited period of time, to examine your Annuity and decide if you want to keep it or cancel it. This right is referred to as your "free look" right. The length of this time period depends on the law of your state, and may vary depending on whether your purchase is a replacement or not. Check your Annuity for more details about your free look right.

 Guaranteed Minimum Income Benefit (GMIB): We offer an optional benefit that, for an additional cost, after a seven-year waiting period, guarantees your ability to begin receiving income from your Annuity in the form of annuity payments based on your total Purchase Payments and an annual increase of 5% on such Purchase Payments adjusted for withdrawals (called the "Protected Income Value"), regardless of the impact of market performance on your Account Value.

                          GLOSSARY OF TERMS continued



 Guaranteed Minimum Withdrawal Benefit (GMWB): We offer an optional benefit that, for an additional cost, guarantees your ability to withdraw amounts over time equal to an initial principal value, regardless of the impact of market performance on your Account Value.


 Guarantee Period: A period of time during the accumulation period where we credit a fixed rate of interest on a Fixed Allocation.


 Guaranteed Return Option Plus/SM/ (GRO PLUS/SM/)/Guaranteed Return Option: We offer an optional benefit that, for an additional cost, guarantees a "return of premium" at a future date, while allowing you to allocate all or a portion of your Account Value to certain Sub-accounts.

 Highest Anniversary Value Death Benefit ("HAV"): We offer an optional Death Benefit that, for an additional cost, provides an enhanced level of protection for your beneficiary(ies) by providing a death benefit equal to the greater of the basic Death Benefit and the Highest Anniversary Value, less proportional withdrawals.

 Highest Daily Lifetime Five Income Benefit: We offer an optional benefit that, for an additional cost, guarantees your ability to withdraw an annual amount equal to a percentage of a principal value called the Total Protected Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of market performance on your Account Value.

 Highest Daily Value Death Benefit ("HDV"): We offer an optional benefit that, for an additional cost, provides an enhanced level of protection for your beneficiary(ies) by providing a death benefit equal to the greater of the basic Death Benefit and the Highest Daily Value, less proportional withdrawals.


 Interim Value: The value of a Fixed Allocation on any date other than the Maturity Date. The Interim Value is equal to the initial value allocated to the Fixed Allocation plus all interest credited to the Fixed Allocation as of the date calculated, less any transfers or withdrawals from the Fixed Allocation.

 Issue Date: The effective date of your Annuity.


 Lifetime Five Income Benefit: We offer an optional benefit that, for an additional cost, guarantees your ability to withdraw an annual amount equal to a percentage of an initial principal value called the Protected Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of market performance on your Account Value.


 MVA: A market value adjustment used in the determination of Account Value of each Fixed Allocation on any day more than 30 days prior to the Maturity Date of such Fixed Allocation.

 Owner: With an Annuity issued as an individual annuity contract, the Owner is either an eligible entity or person named as having ownership rights in relation to the Annuity. With an Annuity issued as a certificate under a group annuity contract, the "Owner" refers to the person or entity who has the rights and benefits designated as to the "Participant" in the certificate.


 Spousal Lifetime Five Income Benefit: We offer an optional benefit that, for an additional cost, guarantees until the later death of two Designated Lives (as defined in this Prospectus) the ability to withdraw an annual amount equal to a percentage of an initial principal value called the Protected Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of market performance on your Account Value.


 Sub-account: We issue your Annuity through our separate account. See "What is the Separate Account?" under the General Information section. The separate account invests in underlying mutual fund portfolios. From an accounting perspective, we divide the separate account into a number of sections, each of which corresponds to a particular underlying mutual fund portfolio. We refer to each such section of our separate account as a "Sub-account".


 Surrender Value: The value of your Annuity available upon surrender prior to the Annuity Date. It equals the Account Value as of the date we price the surrender minus any applicable CDSC, Annual Maintenance Fee, any Tax Charge and the charge for any optional benefits and any additional amounts we applied to your Purchase Payments that we may be entitled to recover under certain circumstances. The surrender value may be calculated using a MVA with respect to amounts in any Fixed Allocation.


 Unit: A measure used to calculate your Account Value in a Sub-account during the accumulation period.

 Valuation Day: Every day the New York Stock Exchange is open for trading or any other day the Securities and Exchange Commission requires mutual funds or unit investment trusts to be valued.

                      SUMMARY OF CONTRACT FEES AND CHARGES


 Below is a summary of the fees and charges for the Annuities. Some fees and charges are assessed against each Annuity while others are assessed against assets allocated to the Sub-accounts. The fees and charges that are assessed against an Annuity include any applicable Contingent Deferred Sales Charge, Transfer Fee, Tax Charge and Annual Maintenance Fee. The charges that are assessed against the Sub-accounts are the Mortality and Expense Risk charge, the charge for Administration of the Annuity, any applicable Distribution Charge and the charge for certain optional benefits you elect, other than the Guaranteed Minimum Income Benefit, which is assessed against the Protected Income Value. Each underlying mutual fund portfolio assesses a fee for investment management, other expenses and, with some mutual funds, a 12b-1 fee. The prospectus for each underlying mutual fund provides more detailed information about the expenses for the underlying mutual funds.

 The following tables provide a summary of the fees and charges you will pay if you surrender your Annuity or transfer Account Value among investment options. These fees and charges are described in more detail within this Prospectus.

 CONTINGENT DEFERRED SALES CHARGES FOR EACH ANNUITY/ 1/

                                    OPTIMUM



             Yr. 1 Yr. 2 Yr. 3 Yr. 4 Yr. 5 Yr. 6 Yr. 7 Yr. 8 Yr. 9+
             ------------------------------------------------------
             7.5%  7.0%  6.5%  6.0%  5.0%  4.0%  3.0%  2.0%   0.0%
             ------------------------------------------------------



                                  OPTIMUM FOUR



                         Yr. 1 Yr. 2 Yr. 3 Yr. 4 Yr. 5+
                         ------------------------------
                         8.5%  8.0%  7.0%  6.0%   0.0%
                         ------------------------------



                                  OPTIMUM PLUS

    For Annuities issued prior to November 20, 2006, the following schedule applies:



      Yr. 1 Yr. 2 Yr. 3 Yr. 4 Yr. 5 Yr. 6 Yr. 7 Yr. 8 Yr. 9 Yr. 10 Yr. 11+
      --------------------------------------------------------------------
      9.0%  9.0%  8.5%  8.0%  7.0%  6.0%  5.0%  4.0%  3.0%   2.0%   0.0%
      --------------------------------------------------------------------


      For Annuities issued on or after November 20, 2006 (subject to state availability), the following schedule applies/ 2/:


      Yr. 1 Yr. 2 Yr. 3 Yr. 4 Yr. 5 Yr. 6 Yr. 7 Yr. 8 Yr. 9 Yr. 10 Yr. 11+
      --------------------------------------------------------------------
      9.0%  9.0%  8.0%  7.0%  6.0%  5.0%  4.0%  3.0%  2.0%   1.0%   0.0%
      --------------------------------------------------------------------



 1 The Contingent Deferred Sales Charges are assessed upon surrender or withdrawal. The charge is a percentage of each applicable Purchase Payment deducted upon surrender or withdrawal. The period during which a particular percentage applies is measured from the Issue Date of the Annuity.
 2 In jurisdictions that have not yet approved this schedule, the schedule for Annuities issued prior to November 20, 2006 will apply.



-------------------------------------------------------------------------------------------------------------------
                                      OTHER TRANSACTION FEES AND CHARGES
                                       (assessed against each Annuity)
-------------------------------------------------------------------------------------------------------------------
        FEE/CHARGE                    OPTIMUM                    OPTIMUM FOUR                 OPTIMUM PLUS
-------------------------------------------------------------------------------------------------------------------
Transfer Fee/ 1/             $15.00 maximum currently,    $15.00 maximum currently,    $15.00 maximum currently,
                                       $10.00                       $10.00                       $10.00
-------------------------------------------------------------------------------------------------------------------
Tax Charge/ 2/                       0% to 3.5%                   0% to 3.5%                   0% to 3.5%
-------------------------------------------------------------------------------------------------------------------



 1 Currently, we deduct the fee after the 20/th/ transfer each Annuity Year. We guarantee that the number of charge free transfers per Annuity Year will never be less than 8.
 2  This charge is deducted generally at the time you annuitize your contract.

 The following table provides a summary of the periodic fees and charges you will pay while you own your Annuity, excluding the underlying mutual fund Portfolio annual expenses. These fees and charges are described in more detail within this Prospectus.


 PERIODIC FEES AND CHARGES

 -------------------------------------------------------------------------------

(ASSESSED AGAINST EACH ANNUITY)

   FEE/CHARGE                            OPTIMUM                    OPTIMUM FOUR                 OPTIMUM PLUS
----------------------------------------------------------------------------------------------------------------------

Annual Maintenance Fee/ 1/      Lesser of $35 or 2% of       Lesser of $35 or 2% of       Lesser of $35 or 2% of
                                Account Value/ 2/            Account Value/ 2/            Account Value
----------------------------------------------------------------------------------------------------------------------
 Beneficiary Continuation
 Option Only                    Lesser of $30 or 2%          Lesser of $30 or 2%          Lesser of $30 or 2%
----------------------------------------------------------------------------------------------------------------------

ANNUAL FEES/CHARGES OF THE SUB-ACCOUNTS/ 3/
----------------------------------------------------------------------------------------------------------------------
(ASSESSED AS A PERCENTAGE OF THE DAILY NET ASSETS OF THE SUB-ACCOUNTS)
   FEE/CHARGE
----------------------------------------------------------------------------------------------------------------------

Mortality & Expense Risk
Charge/ 4/                                0.50%                        1.50%                        0.50%
----------------------------------------------------------------------------------------------------------------------
Administration Charge/ 4/                 0.15%                        0.15%                        0.15%
----------------------------------------------------------------------------------------------------------------------
                                0.60% in Annuity Years                                    1.00% in Annuity Years 1-10
Distribution Charge/ 5/                    1-8                          N/A
----------------------------------------------------------------------------------------------------------------------
Settlement Service Charge/      1.40% (qualified); 1.00%     1.40% (qualified); 1.00%     1. 40% (qualified); 1.00%
 6/                             (non-qualified)              (non-qualified)              (non-qualified)
----------------------------------------------------------------------------------------------------------------------
Total Annual Charges of         1.25% in Annuity Years       1.65%                        1.65% in Annuity
the Sub-accounts                1-8; 0.65% in Annuity                                     Years 1-10; 0.65% in
(excluding                      Years 9 and later                                         Annuity Years 11 and later
settlement service charge)
----------------------------------------------------------------------------------------------------------------------



 1 Assessed annually on the Annuity's anniversary date or upon surrender. For beneficiaries who elect the non-qualified Beneficiary Continuation Option, the fee is only applicable if Account Value is less than $25,000.
 2  Only applicable if Account Value is less than $100,000.
 3  These charges are deducted daily and apply to the Sub-accounts only.
 4 The combination of the Mortality and Expense Risk Charge and Administration Charge is referred to as the "Insurance Charge" elsewhere in this Prospectus.
 5 The Distribution Charge is 0.00% in Annuity Years 9+ for Optimum and in Annuity Years 11+ for Optimum Plus.
 6 The Mortality & Expense Risk Charge, the Administration Charge and the Distribution Charge (if applicable) do not apply if you are a beneficiary under the Beneficiary Continuation Option. The Settlement Service Charge applies only if your beneficiary elects the Beneficiary Continuation Option. The 1.00% and 1.40% charges set forth above are annual charges that are assessed against the Account Value in the Sub-accounts.

 The following table sets forth the charge for each optional benefit under the Annuity. These fees would be in addition to the periodic fees and transaction fees set forth in the tables above.


--------------------------------------------------------------------------------------------------------
                                YOUR OPTIONAL BENEFIT FEES AND CHARGES
--------------------------------------------------------------------------------------------------------
          OPTIONAL BENEFIT               OPTIONAL         TOTAL             TOTAL            TOTAL
                                       BENEFIT FEE/       ANNUAL            ANNUAL           ANNUAL
                                          CHARGE      CHARGE/ 1/ for    CHARGE/ 1/ for   CHARGE/ 1/ for
                                                         OPTIMUM           OPTIMUM          OPTIMUM
                                                                             FOUR             PLUS
--------------------------------------------------------------------------------------------------------

GUARANTEED RETURN OPTION Plus/SM/          0.75%     1.50% in Annuity       1.90%       1.90% in Annuity
(GRO Plus/SM/)/GUARANTEED RETURN        maximum/ 2/     Years 1-8;                        Years 1-10;
OPTION                                 0.25% current 0.90% in Annuity                   0.90% in Annuity
                                          charge     Years 9 and later                    Years 11 and
                                                                                             later
--------------------------------------------------------------------------------------------------------

GUARANTEED MINIMUM WITHDRAWAL BENEFIT      1.00%     1.60% in Annuity       2.00%       2.00% in Annuity
(GMWB)                                  maximum /2/     Years 1-8;                        Years 1-10;
                                       0.35% current 1.00% in Annuity                   1.00% in Annuity
                                          charge     Years 9 and later                    Years 11 and
                                                                                             later
--------------------------------------------------------------------------------------------------------

GUARANTEED MINIMUM INCOME BENEFIT          1.00%     1.25% in Annuity     1.65% PLUS    1.65% in Annuity
(GMIB)                                  maximum /2/     Years 1-8;      0.50% of GMIB     Years 1-10;
                                       0.50% current 0.65% in Annuity  Protected Income 0.65% in Annuity
                                          charge     Years 9 and later      Value         Years 11 and
                                                       PLUS 0.50% of                       later PLUS
                                                      GMIB Protected                     0.50% of GMIB
                                                       Income Value                     Protected Income
                                                                                             Value
--------------------------------------------------------------------------------------------------------

LIFETIME FIVE/SM/ INCOME BENEFIT           1.50%     1.85% in Annuity       2.25%       2.25% in Annuity
                                        maximum /2/     Years 1-8;                        Years 1-10;
                                       0.60% current 1.25% in Annuity                   1.25% in Annuity
                                          charge     Years 9 and later                    Years 11 and
                                                                                             later
--------------------------------------------------------------------------------------------------------

SPOUSAL LIFETIME FIVE INCOME BENEFIT       1.50%     2.00% in Annuity       2.40%       2.40% in Annuity
                                        maximum /2/     Years 1-8;                        Years 1-10;
                                       0.75% current 1.40% in Annuity                   1.40% in Annuity
                                          charge     Years 9 and later                    Years 11 and
                                                                                             later
--------------------------------------------------------------------------------------------------------

HIGHEST DAILY LIFETIME FIVE INCOME         1.50%     1.85% in Annuity       2.25%       2.25% in Annuity
BENEFIT                                 maximum /2/     Years 1-8;                        Years 1-10;
                                       0.60% current 1.25% in Annuity                   1.25% in Annuity
                                          charge     Years 9 and later                    Years 11 and
                                                                                             later
--------------------------------------------------------------------------------------------------------

ENHANCED BENEFICIARY PROTECTION DEATH      0.25%     1.50% in Annuity       1.90%       1.90% in Annuity
BENEFIT                                                 Years 1-8;                        Years 1-10;
                                                     0.90% in Annuity                   0.90% in Annuity
                                                     Years 9 and later                    Years 11 and
                                                                                             later
--------------------------------------------------------------------------------------------------------

HIGHEST ANNIVERSARY VALUE DEATH            0.25%     1.50% in Annuity       1.90%       1.90% in Annuity
BENEFIT ("HAV")                                         Years 1-8;                        Years 1-10;
                                                     0.90% in Annuity                   0.90% in Annuity
                                                     Years 9 and later                    Years 11 and
                                                                                             later
--------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
                             YOUR OPTIONAL BENEFIT FEES AND CHARGES
----------------------------------------------------------------------------------------------------
          OPTIONAL BENEFIT               OPTIONAL        TOTAL          TOTAL            TOTAL
                                       BENEFIT FEE/      ANNUAL         ANNUAL           ANNUAL
                                          CHARGE     CHARGE/ 1/ for  CHARGE/ 1/ for  CHARGE/ 1/ for
                                                        OPTIMUM        OPTIMUM          OPTIMUM
                                                                         FOUR             PLUS
----------------------------------------------------------------------------------------------------

COMBINATION 5% ROLL-UP AND HAV DEATH      0.50%     1.75% in Annuity    2.15%       2.15% in Annuity
BENEFIT                                             Years 1-8; 1.15%                  Years 1-10;
                                                    in Annuity Years                1.15% in Annuity
                                                      9 and later                     Years 11 and
                                                                                         later
----------------------------------------------------------------------------------------------------

HIGHEST DAILY VALUE DEATH BENEFIT         0.50%     1.75% in Annuity    2.15%       2.15% in Annuity
("HDV")                                             Years 1-8; 1.15%                  Years 1-10;
                                                    in Annuity Years                1.15% in Annuity
                                                      9 and later                     Years 11 and
                                                                                         later
----------------------------------------------------------------------------------------------------
Please refer to the section of this Prospectus that describes each optional benefit for a complete description of the benefit, including any restrictions or limitations that may apply.
----------------------------------------------------------------------------------------------------



 1. The Total Annual Charge includes the Insurance Charge and Distribution Charge (if applicable) assessed against the average daily net assets allocated to the Sub-accounts. If you elect more than one optional benefit, the Total Annual Charge would be increased to include the charge for each optional benefit. With respect to GMIB only, the 0.50% current charge is assessed against the average GMIB Protected Income Value, and not against the value of the Sub-accounts. These optional benefits are not available under the Beneficiary Continuation Option.
 2. We have the right to increase the charge for each benefit up to the indicated maximum charge upon a step-up or for a new election of the benefit, or upon a reset of the benefit, if permitted. However, we have no present intention of increasing the charge to that maximum level.

 The following table provides the range (minimum and maximum) of the total annual expenses for the underlying mutual funds ("Portfolios") as of December 31, 2006. Each figure is stated as a percentage of the underlying Portfolio's average daily net assets.


-----------------------------------------------------------------------------------------------------------------------
                                     TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES
-----------------------------------------------------------------------------------------------------------------------
                                                       MINIMUM                                 MAXIMUM
-----------------------------------------------------------------------------------------------------------------------
Total Portfolio Operating Expense                       0.61%                                   1.15%
-----------------------------------------------------------------------------------------------------------------------

 The following are the total annual expenses for each underlying mutual fund ("Portfolio") as of December 31, 2006, except as noted. The "Total Annual Portfolio Operating Expenses" reflect the combination of the underlying Portfolio's investment management fee, other expenses and any 12b-1 fees. Each figure is stated as a percentage of the underlying Portfolio's average daily net assets. There is no guarantee that actual expenses will be the same as those shown in the table. For certain of the underlying Portfolios, a portion of the management fee has been waived and/or other expenses have been partially reimbursed. The existence of any such fee waivers and/or reimbursements have been reflected in the footnotes. The following expenses are deducted by the underlying Portfolio before it provides American Skandia with the daily net asset value. The underlying Portfolio information was provided by the underlying mutual funds and has not been independently verified by us. See the prospectuses or statements of additional information of the underlying Portfolios for further details. The current prospectus and statement of additional information for the underlying Portfolios can be obtained by calling 1-800-752-6342.



--------------------------------------------------------------------------------------------------------
                           UNDERLYING MUTUAL FUND PORTFOLIO ANNUAL EXPENSES
               (as a percentage of the average net assets of the underlying Portfolios)
--------------------------------------------------------------------------------------------------------
                                 For the year ended December 31, 2006
--------------------------------------------------------------------------------------------------------
           UNDERLYING PORTFOLIO                                                             Total Annual
                                                                                Acquired     Portfolio
                                           Management    Other               Portfolio Fees  Operating
                                              Fee     Expenses /1/ 12b-1 Fee   & Expenses     Expenses
--------------------------------------------------------------------------------------------------------
Advanced Series Trust /2/
 AST AllianceBernstein Core Value            0.75%       0.14%       0.00%       0.00%         0.89%
 AST AllianceBernstein Growth & Income       0.75%       0.11%       0.00%       0.00%         0.86%
 AST Federated Aggressive Growth             0.95%       0.14%       0.00%       0.00%         1.09%
 AST Goldman Sachs Mid-Cap Growth            1.00%       0.15%       0.00%       0.00%         1.15%
 AST International Growth /3/                1.00%       0.15%       0.00%       0.00%         1.15%
 AST International Value /4/                 1.00%       0.13%       0.00%       0.00%         1.13%
 AST JPMorgan International Equity           0.87%       0.16%       0.00%       0.00%         1.03%
 AST Large-Cap Value                         0.75%       0.11%       0.00%       0.00%         0.86%
 AST Lord Abbett Bond-Debenture              0.80%       0.14%       0.00%       0.00%         0.94%
 AST Marsico Capital Growth                  0.90%       0.11%       0.00%       0.00%         1.01%
 AST MFS Growth                              0.90%       0.13%       0.00%       0.00%         1.03%
 AST Money Market                            0.50%       0.11%       0.00%       0.00%         0.61%
 AST Neuberger Berman Mid-Cap Value          0.89%       0.11%       0.00%       0.00%         1.00%
 AST Neuberger Berman Small-Cap Growth /5/   0.95%       0.16%       0.00%       0.00%         1.11%
 AST PIMCO Limited Maturity Bond             0.65%       0.12%       0.00%       0.00%         0.77%
 AST PIMCO Total Return Bond                 0.65%       0.12%       0.00%       0.00%         0.77%
 AST Small-Cap Growth                        0.90%       0.18%       0.00%       0.00%         1.08%
 AST Small-Cap Value /6/                     0.90%       0.13%       0.00%       0.00%         1.03%
 AST T. Rowe Price Global Bond               0.80%       0.16%       0.00%       0.00%         0.96%
 AST T. Rowe Price Large-Cap Growth          0.90%       0.11%       0.00%       0.00%         1.01%
Evergreen Variable Annuity Trust
 International Equity                        0.40%       0.28%       0.00%       0.00%         0.68%
 Omega                                       0.52%       0.18%       0.00%       0.01%         0.71%



 1 As noted above, shares of the Portfolios generally are purchased through variable insurance products. Many of the Portfolios and/or their investment advisers and/or distributors have entered into arrangements with us as the issuer of each Annuity under which they compensate us for providing ongoing services in lieu of the Trust providing such services. Amounts paid by a Portfolio under those arrangements are included under "Other Expenses." For more information see the prospectus for each underlying portfolio and, "Service Fees payable to American Skandia," later in this prospectus.

 2 The total actual operating expenses for certain of the Portfolios listed above for the year ended December 31, 2006 were less than the amounts shown in the table above, due to fee waivers, reimbursement of expenses, and expense offset arrangements ("Arrangements"). These Arrangements are voluntary and may be terminated at any time. In addition, the Arrangements may be modified periodically. For more information regarding the Arrangements, please see the prospectus and statement of additional information for the Portfolios.

 3 Effective November 13, 2006, Marsico Capital Management, LLC became a Sub-advisor of the Portfolio along with William Blair & Company, LLC. Prior to November 13, 2006, William Blair & Company, LLC served as the sole Sub-advisor of the Portfolio, then named the "AST William Blair International Growth Portfolio."

 4 Effective November 13, 2006, Thornburg Investment Management, Inc. became a Sub-advisor of the Portfolio along with LSV Asset Management. Prior to November 13, 2006, LSV Asset Management served as the sole Sub-advisor of the Portfolio, then named the "AST LSV International Value Portfolio."

 5 Effective May 1, 2007, Neuberger Berman Management, Inc. became sub-advisor to the Portfolio. Prior to May 1, 2007, Deutsche Asset Management, Inc. served as Sub-advisor of the Portfolio, then named the "AST DeAM Small-Cap Growth Portfolio."

 6 Effective December 2006, Salomon Brothers Asset Management, Inc. changed its name to ClearBridge Advisors, LLC.

                                EXPENSE EXAMPLES

 These examples are intended to help you compare the cost of investing in one American Skandia Annuity with the cost of investing in other American Skandia Annuities and/or other variable annuities.

 Below are examples for each Annuity showing what you would pay in expenses at the end of the stated time periods had you invested $10,000 in the Annuity and your investment has a 5% return each year.

 The examples reflect the following fees and charges for each Annuity as described in "Summary of Contract Fees and Charges":

  .   Insurance Charge
  .   Distribution Charge (if applicable)
  .   Contingent Deferred Sales Charge (when and if applicable)
  .   Annual Maintenance Fee
  .   The maximum combination of optional benefit charges

 The examples also assume the following for the period shown:


  . You allocate all of your Account Value to the Sub-account with the maximum total annual operating expenses, and those expenses remain the same each year*
  . For each Sub-account charge, we deduct the current charge rather than any maximum charge

  .   You make no withdrawals of Account Value
  .   You make no transfers, or other transactions for which we charge a fee
  .   No tax charge applies
  . You elect the Lifetime Five Income Benefit, the Highest Daily Value Death Benefit and the Enhanced Beneficiary Protection Death Benefit (which are the maximum combination of optional benefit charges)

  . For the Optimum Plus example, the Credit applicable to the Annuity is 6.5% of the Purchase Payment**
  . For the Optimum Four example, the Loyalty Credit applies to the Annuity and is equal to 2.75% of total Purchase Payments made during the first four Annuity years
  . For the Optimum example, the Loyalty Credit applies to the Annuity and is equal to 0.50% of total Purchase Payment made during the first four Annuity years.


 Amounts shown in the examples are rounded to the nearest dollar.


 * Note: Not all portfolios offered as Sub-accounts may be available depending on optional benefit selection, the applicable jurisdiction and selling firm.
 ** The Credit that is applied to Purchase Payments received after the first
    Annuity Year is less than 6.5% (see "How do I Receive Credits?")


 THE EXAMPLES ARE ILLUSTRATIVE ONLY - THEY SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OF THE UNDERLYING MUTUAL FUNDS OR THEIR PORTFOLIOS - ACTUAL EXPENSES WILL BE LESS THAN THOSE SHOWN IF YOU ELECT A DIFFERENT COMBINATION OF OPTIONAL BENEFITS THAN INDICATED IN THE EXAMPLES OR IF YOU ALLOCATE ACCOUNT VALUE TO ANY OTHER AVAILABLE SUB-ACCOUNTS.


 Expense Examples are provided as follows: 1) if you surrender the Annuity at the end of the stated time period; 2) if you annuitize at the end of the stated time period; and 3) if you do not surrender your Annuity. A table of accumulation values appears in Appendix A to this Prospectus.

 If you surrender your annuity at the end of the applicable time period:



                                    1 YR  3 YRS  5 YRS  10 YRS
                  --------------------------------------------
                      OPTIMUM      $1,087 $1,832 $2,547 $4,164
                  --------------------------------------------
                    OPTIMUM FOUR   $1,216 $1,990 $2,278 $4,614
                  --------------------------------------------
                  OPTIMUM PLUS /2/ $1,342 $2,210 $2,991 $4,987
                  --------------------------------------------

 If you annuitize your annuity at the end of the applicable time period:/1/



                                    1 YR 3 YRS  5 YRS  10 YRS
                   ------------------------------------------
                       OPTIMUM      $412 $1,247 $2,097 $4,164
                   ------------------------------------------
                     OPTIMUM FOUR   $451 $1,360 $2,278 $4,614
                   ------------------------------------------
                   OPTIMUM PLUS/ 2/ N/A   N/A   $2,415 $4,891
                   ------------------------------------------



 If you do not surrender your contract at the end of the applicable time period:



                                    1 YR 3 YRS  5 YRS  10 YRS
                   ------------------------------------------
                       OPTIMUM      $412 $1,247 $2,097 $4,164
                   ------------------------------------------
                     OPTIMUM FOUR   $451 $1,360 $2,278 $4,614
                   ------------------------------------------
                   OPTIMUM PLUS/ 2/ $478 $1,442 $2,415 $4,891
                   ------------------------------------------


 1. If you own Optimum Plus, you may not annuitize in the first Three
    (3) Annuity Years; if you own Optimum or Optimum Four, you may not annuitize in the first Annuity Year.
 2. Optimum Plus Annuities purchased prior to November 20, 2006 are subject to a different CDSC schedule

                               INVESTMENT OPTIONS

 WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES OF THE PORTFOLIO?

 Each variable investment option is a Sub-account of American Skandia Life Assurance Corporation Variable Account B (see "What are Separate Accounts" for more detailed information). Each Sub-account invests exclusively in one Portfolio. You should carefully read the prospectus for any Portfolio in which you are interested. The following chart classifies each of the Portfolios based on our assessment of their investment style (as of the date of this Prospectus). The chart also provides a description of each Portfolio's investment objective (in italics) and a short, summary description of their key policies to assist you in determining which Portfolios may be of interest to you. There is no guarantee that any underlying Portfolio will meet its investment objective. Not all portfolios offered as Sub-accounts may be available depending on optional benefit selection, the applicable jurisdiction and selling firm. The Portfolios that you select are your choice - we do not provide investment advice, and we do not recommend or endorse any particular Portfolio.

 When you purchase one of the Annuities, you will be required to participate in LPL's asset allocation program which does not utilize all of the investment options available under the Annuities. Unless you have elected an optional benefit that requires you to stay in the asset allocation program, you will be permitted to transfer Account Value out of the asset allocation program subsequent to the Issue Date. Currently, the following optional benefits require that you maintain your Account Value in the asset allocation program:
 Lifetime Five, Spousal Lifetime Five, Highest Daily Lifetime Five and the Highest Daily Value death benefit. The asset allocation program is offered by LPL. We have not designed the models or the program, and we are not responsible for them. Our role is limited to administering the model you select. For additional information, are Appendix C--"Additional Information on Asset Allocation Programs."

 The name of the advisor/sub-advisor for each Portfolio appears next to the description. Those Portfolios whose name includes the prefix "AST" are Portfolios of Advanced Series Trust (formerly, American Skandia Trust). The investment managers for AST are AST Investment Services, Inc. (formerly, American Skandia Investment Services, Incorporated), a Prudential Financial Company, and Prudential Investments LLC, both of which are affiliated companies of American Skandia. However, a sub-advisor, as noted below, is engaged to conduct day-to-day management.


 The Portfolios are not publicly traded mutual funds. They are only available as investment options in variable annuity contracts and variable life insurance policies issued by insurance companies, or in some cases, to participants in certain qualified retirement plans. However, some of the Portfolios available as Sub-accounts under the Annuities are managed by the same portfolio advisor or sub-advisor as a retail mutual fund of the same or similar name that the Portfolio may have been modeled after at its inception. Certain retail mutual funds may also have been modeled after a Portfolio. While the investment objective and policies of the retail mutual funds and the Portfolios may be substantially similar, the actual investments will differ to varying degrees. Differences in the performance of the funds can be expected, and in some cases could be substantial. You should not compare the performance of a publicly traded mutual fund with the performance of any similarly named Portfolio offered as a Sub-account. Details about the investment objectives, policies, risks, costs and management of the Portfolios are found in the prospectuses for the underlying mutual funds. The current prospectus and statement of additional information for the underlying Portfolios can be obtained by calling 1-800-752-6342.


       ------------------------------------------------------------------
        STYLE/      INVESTMENT OBJECTIVES/POLICIES          PORTFOLIO
         TYPE                                               ADVISOR/
                                                           SUB-ADVISOR
       ------------------------------------------------------------------

       AST FUNDS
       ------------------------------------------------------------------
         LARGE   AST AllianceBernstein Core Value       AllianceBernstein
          CAP    Portfolio: seeks long-term capital           L.P.
         VALUE   growth by investing primarily in
                 common stocks. The subadviser expects
                 that the majority of the Portfolio's
                 assets will be invested in the common
                 stocks of large companies that appear
                 to be undervalued. Among other
                 things, the Portfolio seeks to
                 identify compelling buying
                 opportunities created when companies
                 are undervalued on the basis of
                 investor reactions to near-term
                 problems or circumstances even though
                 their long-term prospects remain
                 sound. The subadviser seeks to
                 identify individual companies with
                 earnings growth potential that may
                 not be recognized by the market at
                 large.
       ------------------------------------------------------------------
         LARGE   AST AllianceBernstein Growth & Income  AllianceBernstein
          CAP    Portfolio: seeks long-term growth of         L.P.
         VALUE   capital and income while attempting
                 to avoid excessive fluctuations in
                 market value. The Portfolio normally
                 will invest in common stocks (and
                 securities convertible into common
                 stocks). The subadviser will take a
                 value-oriented approach, in that it
                 will try to keep the Portfolio's
                 assets invested in securities that
                 are selling at reasonable valuations
                 in relation to their fundamental
                 business prospects.
       ------------------------------------------------------------------

        ----------------------------------------------------------------
         STYLE/     INVESTMENT OBJECTIVES/POLICIES         PORTFOLIO
          TYPE                                             ADVISOR/
                                                          SUB-ADVISOR
        ----------------------------------------------------------------
         SMALL   AST Federated Aggressive Growth        Federated Equity
          CAP    Portfolio: seeks capital growth. The      Management
         GROWTH  Portfolio pursues its investment          Company of
                 objective by investing primarily in     Pennsylvania/
                 the stocks of small companies that     Federated Global
                 are traded on national security           Investment
                 exchanges, NASDAQ stock exchange and      Management
                 the over-the-counter-market. Small     Corp./Federated
                 companies will be defined as               MDTA LLC
                 companies with market capitalizations
                 similar to companies in the Russell
                 2000 Growth Index. .
        ----------------------------------------------------------------
        MID CAP  AST Goldman Sachs Mid-Cap Growth        Goldman Sachs
         GROWTH  Portfolio: seeks long-term capital          Asset
                 growth. The Portfolio pursues its      Management, L.P.
                 investment objective, by investing
                 primarily in equity securities
                 selected for their growth potential,
                 and normally invests at least 80% of
                 the value of its assets in
                 medium-sized companies. Medium-sized
                 companies are those whose market
                 capitalizations (measured at the time
                 of investment) fall within the range
                 of companies in the Russell Mid-cap
                 Growth Index. The subadviser seeks to
                 identify individual companies with
                 earnings growth potential that may
                 not be recognized by the market at
                 large.
        ----------------------------------------------------------------
         INTER-  AST International Growth Portfolio     Marsico Capital
        NATIONAL (formerly, AST William Blair             Management,
         EQUITY  International Growth Portfolio):         LLC; William
                 seeks long-term capital growth. Under  Blair & Company,
                 normal circumstances, the Portfolio         L.L.C.
                 invests at least 80% of the value of
                 its assets in securities of issuers
                 that are economically tied to
                 countries other than the United
                 States. Although the Portfolio
                 intends to invest at least 80% of its
                 assets in the securities of issuers
                 located outside the United States, it
                 may at times invest in U.S. issuers
                 and it may invest all of its assets
                 in fewer than five countries or even
                 a single country. The Portfolio looks
                 primarily for stocks of companies
                 whose earnings are growing at a
                 faster rate than other companies or
                 which offer attractive growth.
        ----------------------------------------------------------------
         INTER-  AST International Value Portfolio         LSV Asset
        NATIONAL (formerly, known as AST LSV              Management/
         EQUITY  International Value Portfolio): seeks     Thornburg
                 long-term capital appreciation. The       Investment
                 Portfolio normally invests at least    Management, Inc.
                 80% of the Portfolio's assets in
                 equity securities. The Portfolio will
                 invest at least 65% of its net assets
                 in the equity securities of companies
                 in at least three different
                 countries, without limit as to the
                 amount of assets that may be invested
                 in a single country.
        ----------------------------------------------------------------
         INTER-  AST JPMorgan International Equity        J.P. Morgan
        NATIONAL Portfolio: seeks long-term capital        Investment
         EQUITY  growth by investing in a diversified   Management Inc.
                 portfolio of international equity
                 securities. The Portfolio seeks to
                 meet its objective by investing,
                 under normal market conditions, at
                 least 80% of its assets in a
                 diversified portfolio of equity
                 securities of companies located or
                 operating in developed non-U.S.
                 countries and emerging markets of the
                 world. The equity securities will
                 ordinarily be traded on a recognized
                 foreign securities exchange or traded
                 in a foreign over-the-counter market
                 in the country where the issuer is
                 principally based, but may also be
                 traded in other countries including
                 the United States.
        ----------------------------------------------------------------
         LARGE   AST Large-Cap Value Portfolio: seeks     Dreman Value
          CAP    current income and long-term growth    Management LLC/
         VALUE   of income, as well as capital            Hotchkis and
                 appreciation. The Portfolio invests,    Wiley Capital
                 under normal circumstances, at least   Management LLC/
                 80% of its net assets in common          J.P. Morgan
                 stocks of large capitalization            Investment
                 companies. Large capitalization        Management, Inc.
                 companies are those companies with
                 market capitalizations within the
                 market capitalization range of the
                 Russell 1000 Value Index.
        ----------------------------------------------------------------

       -----------------------------------------------------------------
       STYLE/     INVESTMENT OBJECTIVES/POLICIES          PORTFOLIO
        TYPE                                              ADVISOR/
                                                         SUB-ADVISOR
       -----------------------------------------------------------------
        FIXED  AST Lord Abbett Bond-Debenture           Lord, Abbett &
       INCOME  Portfolio: seeks high current income        Co. LLC
               and the opportunity for capital
               appreciation to produce a high total
               return. The Portfolio invests, under
               normal circumstances, at least 80% of
               the value of its assets in fixed
               income securities. To pursue its
               objective, the Portfolio normally
               invests primarily in high yield and
               investment grade debt securities,
               securities convertible into common
               stock and preferred stocks. The
               Portfolio may find good value in high
               yield securities, sometimes called
               "lower-rated bonds" or "junk bonds,"
               and frequently may have more than
               half of its assets invested in those
               securities. At least 20% of the
               Portfolio's assets must be invested
               in any combination of investment
               grade debt securities, U.S.
               Government securities and cash
               equivalents. The Portfolio may also
               make significant investments in
               mortgage-backed securities. Although
               the Portfolio expects to maintain a
               weighted average maturity in the
               range of five to twelve years, there
               are no restrictions on the overall
               Portfolio or on individual
               securities. The Portfolio may invest
               up to 20% of its net assets in equity
               securities.
       -----------------------------------------------------------------
        LARGE  AST Marsico Capital Growth Portfolio:   Marsico Capital
         CAP   seeks capital growth. Income            Management, LLC
       GROWTH  realization is not an investment
               objective and any income realized on
               the Portfolio's investments,
               therefore, will be incidental to the
               Portfolio's objective. The Portfolio
               will pursue its objective by
               investing primarily in common stocks
               of large companies that are selected
               for their growth potential. Large
               capitalization companies are
               companies with market capitalizations
               within the market capitalization
               range of the Russell 1000 Growth
               Index. In selecting investments for
               the Portfolio, the subadviser uses an
               approach that combines "top down"
               macroeconomic analysis with "bottom
               up" stock selection. The "top down"
               approach identifies sectors,
               industries and companies that may
               benefit from the trends the
               subadviser has observed. The
               subadviser then looks for individual
               companies with earnings growth
               potential that may not be recognized
               by the market at large, utilizing a
               "bottom up" stock selection process.
               The Portfolio will normally hold a
               core position of between 35 and 50
               common stocks. The Portfolio may hold
               a limited number of additional common
               stocks at times when the Portfolio
               manager is accumulating new
               positions, phasing out existing or
               responding to exceptional market
               conditions.
       -----------------------------------------------------------------
        LARGE  AST MFS Growth Portfolio: seeks          Massachusetts
         CAP   long-term capital growth and future,   Financial Services
       GROWTH  rather than current income. Under           Company
               normal market conditions, the
               Portfolio invests at least 80% of its
               net assets in common stocks and
               related securities, such as preferred
               stocks, convertible securities and
               depositary receipts, of companies
               that the subadviser believes offer
               better than average prospects for
               long-term growth. The subadviser uses
               a "bottom up" as opposed to a "top
               down" investment style in managing
               the Portfolio.
       -----------------------------------------------------------------
        FIXED  AST Money Market Portfolio: seeks          Prudential
       INCOME  high current income while maintaining      Investment
               high levels of liquidity. The           Management, Inc.
               Portfolio invests in high-quality,
               short-term, U.S. dollar denominated
               corporate, bank and government
               obligations. The Portfolio will
               invest in securities which have
               effective maturities of not more than
               397 days.
       -----------------------------------------------------------------
       MID CAP AST Neuberger Berman Mid-Cap Value      Neuberger Berman
        VALUE  Portfolio: seeks capital growth.        Management Inc.
               Under normal market conditions, the
               Portfolio invests at least 80% of its
               net assets in the common stocks of
               medium capitalization companies. For
               purposes of the Portfolio, companies
               with market capitalizations that fall
               within the range of the Russell
               Midcap(R) Index at the time of
               investment are considered medium
               capitalization companies. Some of the
               Portfolio's assets may be invested in
               the securities of large-cap companies
               as well as in small-cap companies.
               Under the Portfolio's value-oriented
               investment approach, the subadviser
               looks for well-managed companies
               whose stock prices are undervalued
               and that may rise in price before
               other investors realize their worth.
       -----------------------------------------------------------------
        SMALL  AST Neuberger Berman Small-Cap Growth   Neuberger Berman
         CAP   Portfolio (formerly, known as AST       Management Inc.
       GROWTH  DeAM Small-Cap Growth Portfolio):
               seeks maximum growth of investors'
               capital from a portfolio of growth
               stocks of smaller companies. The
               Portfolio pursues its objective,
               under normal circumstances, by
               primarily investing at least 80% of
               its total assets in the equity
               securities of small-sized companies
               included in the Russell 2000
               Growth(R) Index.
       -----------------------------------------------------------------

       -----------------------------------------------------------------
       STYLE/    INVESTMENT OBJECTIVES/POLICIES           PORTFOLIO
        TYPE                                              ADVISOR/
                                                         SUB-ADVISOR
       -----------------------------------------------------------------
       FIXED  AST PIMCO Limited Maturity Bond        Pacific Investment
       INCOME Portfolio: seeks to maximize total         Management
              return consistent with preservation        Company LLC
              of capital. The Portfolio will invest        (PIMCO)
              in a portfolio of fixed-income
              investment instruments of varying
              maturities. The average portfolio
              duration of the Portfolio generally
              will vary within a one- to three-year
              time frame based on the subadviser's
              forecast for interest rates.
       -----------------------------------------------------------------
       FIXED  AST PIMCO Total Return Bond            Pacific Investment
       INCOME Portfolio: seeks to maximize total         Management
              return consistent with preservation        Company LLC
              of capital. The Portfolio will invest        (PIMCO)
              in a portfolio of fixed-income
              investment instruments of varying
              maturities. The average portfolio
              duration of the Portfolio generally
              will vary within a three- to six-year
              time frame based on the subadviser's
              forecast for interest rates.
       -----------------------------------------------------------------
       SMALL  AST Small-Cap Growth Portfolio: seeks      Eagle Asset
        CAP   long-term capital growth. The              Management/
       GROWTH Portfolio pursues its objective by      Neuberger Berman
              investing, under normal                  Management Inc.
              circumstances, at least 80% of the
              value of its assets in
              small-capitalization companies.
              Small-capitalization companies are
              those companies with a market
              capitalization, at the time of
              purchase, no larger than the largest
              capitalized company included in the
              Russell 2000 Index at the time of the
              Portfolio's investment.
       -----------------------------------------------------------------
       SMALL  AST Small-Cap Value Portfolio: seeks       ClearBridge
        CAP   to provide long-term capital growth      Advisors, LLC/
       VALUE  by investing primarily in                 Dreman Value
              small-capitalization stocks that         Management LLC/
              appear to be undervalued. The              J.P. Morgan
              Portfolio invests, under normal            Investment
              circumstances, at least 80% of the      Management, Inc./
              value of its net assets in small           Lee Munder
              capitalization stocks. Small            Investments, Ltd
              capitalization stocks are the stocks
              of companies with market
              capitalization that are within the
              market capitalization range of the
              Russell 2000 Value Index. The
              Portfolio will focus on common stocks
              that appear to be undervalued.
       -----------------------------------------------------------------
       FIXED  AST T. Rowe Price Global Bond             T. Rowe Price
       INCOME Portfolio: seeks to provide high       International, Inc.
              current income and capital growth by
              investing in high-quality foreign and
              U.S. dollar-denominated bonds. The
              Portfolio will invest at least 80% of
              its total assets in fixed income
              securities. The Portfolio invests in
              all types of bonds, including high
              quality bonds issued or guaranteed by
              U.S. or foreign governments or their
              agencies and by foreign authorities,
              provinces and municipalities as well
              as investment grade corporate bonds
              and mortgage and asset-backed
              securities of U.S. and foreign
              issuers. The Portfolio generally
              invests in countries where the
              combination of fixed-income returns
              and currency exchange rates appears
              attractive, or, if the currency trend
              is unfavorable, where the subadviser
              believes that the currency risk can
              be minimized through hedging. The
              Portfolio may also invest up to 20%
              of its assets in the aggregate in
              below investment-grade, high-risk
              bonds ("junk bonds"). In addition,
              the Portfolio may invest up to 30% of
              its assets in mortgage-related
              (including derivatives, such as
              collateralized mortgage obligations
              and stripped mortgage securities) and
              asset-backed securities.
       -----------------------------------------------------------------
       LARGE  AST T. Rowe Price Large-Cap Growth        T. Rowe Price
        CAP   Portfolio: seeks long-term growth of    Associates, Inc.
       GROWTH capital by investing predominantly in
              the equity securities of a limited
              number of large, carefully selected,
              high-quality U.S. companies that are
              judged likely to achieve superior
              earnings growth. The Portfolio takes
              a growth approach to investment
              selection and normally invests at
              least 80% of its net assets in the
              common stocks of large companies.
              Large companies are those whose
              market cap is larger than the median
              market cap of companies in the
              Russell 1000 Growth Index as of the
              time of purchase.
       -----------------------------------------------------------------

         -------------------------------------------------------------
          STYLE/      INVESTMENT OBJECTIVES/POLICIES       PORTFOLIO
           TYPE                                            ADVISOR/
                                                          SUB-ADVISOR
         -------------------------------------------------------------
          INTER-   Evergreen VA International Equity:      Evergreen
         NATIONAL  seeks long-term capital growth and      Investment
          EQUITY   secondarily, modest income. The         Management
                   Portfolio will normally invest 80% of  Company, LLC
                   its assets in equity securities
                   issued by, in the manager's opinion,
                   established and quality non-U.S.
                   companies located in countries with
                   developed markets. The Portfolio may
                   purchase securities across all market
                   capitalizations. The Portfolio
                   normally invests at least 65% of its
                   assets in securities of companies in
                   at least three countries (other than
                   the U.S.). The Portfolio may also
                   invest in emerging markets. The
                   Portfolio's managers seek both growth
                   and value opportunities For growth
                   investments, the Portfolio's manager
                   seeks, among other things, good
                   business models, good management and
                   growth in cash flows. For value
                   investments, the Portfolio's manager
                   seeks companies that are undervalued
                   in the marketplace compared to their
                   assets. The Portfolio normally
                   intends to seek modest income from
                   dividends paid by its equity
                   holdings. Excluding repurchase
                   agreements and other cash
                   equivalents, the Portfolio intends to
                   invest substantially all of its
                   assets in the securities of non-U.S.
                   issuers.
         -------------------------------------------------------------
         SPECIALTY Evergreen VA Omega: seeks long-term     Evergreen
                   capital growth. The Portfolio invests   Investment
                   primarily, and under normal             Management
                   conditions substantially all of its    Company, LLC
                   assets, in common stocks of U.S.
                   companies across all market
                   capitalizations. The Portfolio's
                   manager employs a growth style of
                   equity management that emphasizes
                   companies with cash flow growth,
                   sustainable competitive advantages,
                   returns on invested capital above
                   their cost of capital and the ability
                   to manage for profitable growth that
                   can create long-term value for
                   shareholders.
         -------------------------------------------------------------


 WHAT ARE THE FIXED ALLOCATIONS?

 We offer Fixed Allocations of different durations during the accumulation period. These "Fixed Allocations" earn a guaranteed fixed rate of interest for a specified period of time, called the "Guarantee Period." In most states, we offer Fixed Allocations with Guarantee Periods from 1 to 10 years. We may also offer special purpose Fixed Allocations for use with certain optional investment programs. We guarantee the fixed rate for the entire Guarantee Period. However, if you withdraw or transfer Account Value before the end of the Guarantee Period, we will adjust the value of your withdrawal or transfer based on a formula, called a "Market Value Adjustment." The Market Value Adjustment can either be positive or negative, depending on the movement of applicable interest rates payable on Strips of the appropriate duration. Please refer to the section entitled "How does the Market Value Adjustment Work?" for a description of the formula along with examples of how it is calculated. You may allocate Account Value to more than one Fixed Allocation at a time. We may restrict your ability to allocate Account Value to Fixed Allocations if you elect certain optional benefits. The interest rate that we credit to the Fixed Allocations may be reduced by an amount that corresponds to the asset-based charges assessed against the Sub-accounts.


 Fixed Allocations may not be available in all states. Availability of Fixed Allocations is subject to change and may differ by state and by the annuity product you purchase. Please call American Skandia at 1-800-752-6342 to determine availability of Fixed Allocations in your state and for your annuity product.

                                FEES AND CHARGES


 The charges under each Annuity are designed to cover, in the aggregate, our direct and indirect costs of selling, administering and providing benefits under each Annuity. They are also designed, in the aggregate, to compensate us for the risks of loss we assume. If, as we expect, the charges that we collect from the Annuities exceed our total costs in connection with the Annuities, we will earn a profit. Otherwise we will incur a loss. For example, American Skandia may make a profit on the Insurance Charge if, over time, the actual costs of providing the guaranteed insurance obligations under an Annuity are less than the amount we deduct for the Insurance Charge. To the extent we make a profit on the Insurance Charge, such profit may be used for any other corporate purpose, including payment of other expenses that American Skandia incurs in promoting, distributing, issuing and administering an Annuity and to offset a portion of the costs associated with offering any Credits which are funded through American Skandia's general account.

 The rates of certain of our charges have been set with reference to estimates of the amount of specific types of expenses or risks that we will incur. In most cases, this prospectus identifies such expenses or risks in the name of the charge; however, the fact that any charge bears the name of, or is designed primarily to defray a particular expense or risk does not mean that the amount we collect from that charge will never be more than the amount of such expense or risk, nor does it mean that we may not also be compensated for such expense or risk out of any other charges we are permitted to deduct by the terms of the Annuity. A portion of the proceeds that American Skandia receives from charges that apply to the Sub-accounts may include amounts based on market appreciation of the Sub-account values including appreciation on amounts that represent any Credits.


 WHAT ARE THE CONTRACT FEES AND CHARGES?


 Contingent Deferred Sales Charge: We do not deduct a sales charge from Purchase Payments you make to your Annuity. However, we may deduct a CDSC if you surrender your Annuity or when you make a partial withdrawal. The CDSC reimburses us for expenses related to sales and distribution of the Annuity, including commissions, marketing materials and other promotional expenses. The CDSC is calculated as a percentage of your Purchase Payment being surrendered or withdrawn during the applicable Annuity Year. For purposes of calculating the CDSC, we consider the year following the Issue Date of your Annuity as Year 1. The amount of the CDSC decreases over time, measured from the Issue Date of the Annuity. The CDSC percentages for each Annuity are shown under "Summary of Contract Fees and Charges". If you purchase Optimum Plus and make a withdrawal that is subject to a CDSC, we may use part of that CDSC to recoup our costs of providing the Credit. However, we do not impose any CDSC on your withdrawal of a Credit amount.


 With respect to a partial withdrawal, we calculate the CDSC by assuming that any available free withdrawal amount is taken out first (see How Much Can I Withdraw as a Free Withdrawal?). If the free withdrawal amount is not sufficient, we then assume that withdrawals are taken from Purchase Payments that have not been previously withdrawn, on a first-in, first-out basis, and subsequently from any other Account Value in the Annuity.

 For purposes of calculating any applicable CDSC on a surrender, the Purchase Payments being withdrawn may be greater than your remaining Account Value or the amount of your withdrawal request. This is most likely to occur if you have made prior partial withdrawals or if your Account Value has declined in value due to negative market performance. In that scenario, we would determine the CDSC amount as the applicable percentage of the Purchase Payments being withdrawn, rather than as a percentage of the remaining Account Value or withdrawal request. Thus, the CDSC would be greater than if it were calculated as a percentage of remaining Account Value or withdrawal amount.


 We may waive any applicable CDSC under certain circumstances including, certain medically-related circumstances or when taking a Minimum Distribution from an Annuity purchased as a "qualified" investment. Free Withdrawals, Medically-Related Surrenders and Minimum Distributions are each explained more fully in the section entitled "Access to Your Account Value".


 Transfer Fee: Currently, you may make twenty (20) free transfers between investment options each Annuity Year. We will charge $10.00 for each transfer after the twentieth in each Annuity Year. We do not consider transfers made as part of a Dollar Cost Averaging, Automatic Rebalancing or asset allocation program when we count the twenty free transfers. All transfers made on the same day will be treated as one (1) transfer. Renewals or transfers of Account Value from a Fixed Allocation at the end of its Guarantee Period are not subject to the Transfer Fee and are not counted toward the twenty free transfers. We may reduce the number of free transfers allowable each Annuity Year (subject to a minimum of eight) without charging a Transfer Fee unless you make use of electronic means to transmit your transfer requests. We may eliminate the Transfer Fee for transfer requests transmitted electronically or through other means that reduce our processing costs. If enrolled in any program that does not permit transfer requests to be transmitted electronically, the Transfer Fee will not be waived.

 Annual Maintenance Fee: During the accumulation period we deduct an Annual Maintenance Fee. The Annual Maintenance Fee is $35.00 or 2% of your Account Value invested in the Sub-accounts, whichever is less. This fee will be deducted annually on the anniversary of the Issue Date of your Annuity or, if you surrender your Annuity during the Annuity Year, the fee is deducted at the time of surrender. With respect to Optimum and Optimum Four, currently, the Annual Maintenance Fee is only deducted if your Account Value is less than $100,000 on the anniversary of the Issue Date or at the time of surrender. With respect to Optimum Plus, we deduct the Annual Maintenance Fee regardless of Account Value. We do not impose the Annual Maintenance Fee upon annuitization, the payment of a Death Benefit, or a medically-rated full surrender. We may increase the Annual Maintenance Fee. However, any increase will only apply to Annuities issued after the date of the increase. For beneficiaries that elect the Beneficiary Continuation Option, the Annual Maintenance Fee is the lesser of $30 or 2% of Account Value. For a non-qualified Beneficiary Continuation Option, the fee is only applicable if the Account Value is less than $25,000 at the time the fee is assessed.

 Tax Charge: Several states and some municipalities charge premium taxes or similar taxes on annuities that we are required to pay. The amount of tax will vary from jurisdiction to jurisdiction and is subject to change. The tax charge currently ranges up to 3 1/2% of your Purchase Payment and is designed to approximate the taxes that we are required to pay. We generally will deduct the charge at the time the tax is imposed, but may also decide to deduct the charge from each Purchase Payment at the time of a withdrawal or surrender of your Annuity or at the time you elect to begin receiving annuity payments. We may assess a charge against the Sub-accounts and the Fixed Allocations equal to any taxes which may be imposed upon the separate accounts.

 We will pay company income taxes on the taxable corporate earnings created by this separate account product. While we may consider company income taxes when pricing our products, we do not currently include such income taxes in the tax charges you pay under the Annuity. We will periodically review the issue of charging for these taxes and may impose a charge in the future.


 In calculating our corporate income tax liability, we derive certain corporate income tax benefits associated with the investment of company assets, including separate account assets, which are treated as company assets under applicable income tax law. These benefits reduce our overall corporate income tax liability. Under current law, such benefits may include foreign tax credits and corporate dividends received deductions. We do not pass these tax benefits through to holders of the separate account annuity contracts because
 (i) the contract owners are not the owners of the assets generating these benefits under applicable income tax law and (ii) we do not currently include company income taxes in the tax charges you pay under the contract.


 Insurance Charge: We deduct an Insurance Charge daily. The charge is assessed against the daily assets allocated to the Sub-accounts and is equal to the amount indicated under "Summary of Contract Fees and Charges". The Insurance Charge is the combination of the Mortality & Expense Risk Charge and the Administration Charge. The Insurance Charge is intended to compensate American Skandia for providing the insurance benefits under each Annuity, including each Annuity's basic Death Benefit that provides guaranteed benefits to your beneficiaries even if the market declines and the risk that persons we guarantee annuity payments to will live longer than our assumptions. The charge also covers administrative costs associated with providing the Annuity benefits, including preparation of the contract and prospectus, confirmation statements, annual account statements and annual reports, legal and accounting fees as well as various related expenses. Finally, the charge covers the risk that our assumptions about the mortality risks and expenses under each Annuity are incorrect and that we have agreed not to increase these charges over time despite our actual costs. We may increase the portion of the total Insurance Charge that is deducted for administrative costs; however, any increase will only apply to Annuities issued after the date of the increase.


 The Insurance Charge is not deducted against assets allocated to a Fixed Allocation. However, the amount we credit to Fixed Allocations may also reflect similar assumptions about the insurance guarantees provided under each Annuity.

 Distribution Charge: For Optimum and Optimum Plus, we deduct a Distribution Charge daily. The charge is assessed against the average assets allocated to the Sub-accounts and is equal to the amount indicated under "Summary of Contract Fees and Charges" on an annual basis. The Distribution Charge is intended to compensate us for a portion of our acquisition expenses under the Annuity, including promotion and distribution of the Annuity and, with respect to Optimum Plus, the costs associated with offering Credits which are funded through American Skandia's general account. The Distribution Charge is deducted against your Annuity's Account Value and any increases or decreases in your Account Value based on market fluctuations of the Sub-accounts will affect the charge.


 Optional Benefits for which we assess a charge: Generally, if you elect to purchase certain optional benefits, we will deduct an additional charge on a daily basis from your Account Value allocated to the Sub-accounts. The additional charge is included in the daily calculation of the Unit Price for each Sub-account. We may assess charges for other optional benefits on a different basis. Please refer to the sections entitled "Summary of Contract Fees and Charges" for the list of charges for each Optional Benefit.

 Settlement Service Charge: If your beneficiary takes the death benefit under a Beneficiary Continuation Option, we deduct a Settlement Service Charge. The charge is assessed daily against the average assets allocated to the Sub-accounts and is equal to an annual charge of 1.00% for non-qualified Annuities and 1.40% for qualified Annuities.


 Fees and expenses incurred by the Portfolios: Each Portfolio incurs total annual operating expenses comprised of an investment management fee, other expenses and any distribution and service (12b-1) fees that may apply. These fees and expenses are reflected daily by each Portfolio before it provides American Skandia with the net asset value as of the close of business each day. More detailed information about fees and expenses can be found in the prospectuses for the Portfolios.

 WHAT CHARGES APPLY TO THE FIXED ALLOCATIONS?
 No specific fees or expenses are deducted when determining the rate we credit to a Fixed Allocation. However, for some of the same reasons that we deduct the Insurance Charge against Account Value allocated to the Sub-accounts, we also take into consideration mortality, expense, administration, profit and other factors in determining the interest rates we credit to Fixed Allocations. Any CDSC or Tax Charge applies to amounts that are taken from the Sub-accounts or the Fixed Allocations. A Market Value Adjustment may also apply to transfers, certain withdrawals, surrender or annuitization from a Fixed Allocation.

 WHAT CHARGES APPLY IF I CHOOSE AN ANNUITY PAYMENT OPTION?

 If you select a fixed payment option, the amount of each fixed payment will depend on the Account Value of your Annuity when you elected to annuitize. There is no specific charge deducted from these payments; however, the amount of each annuity payment reflects assumptions about our insurance expenses. If you select a variable payment option that we may offer, then the amount of your benefits will reflect changes in the value of your Annuity and will be subject to charges that apply under the variable immediate annuity option. Also, a tax charge may apply (see "Tax Charge" above). Currently, we only offer fixed payment options.


 EXCEPTIONS/REDUCTIONS TO FEES AND CHARGES
 We may reduce or eliminate certain fees and charges or alter the manner in which the particular fee or charge is deducted. For example, we may reduce the amount of any CDSC or the length of time it applies, reduce or eliminate the amount of the Annual Maintenance Fee or reduce the portion of the total Insurance Charge that is deducted as an Administration Charge. Generally, these types of changes will be based on a reduction to our sales, maintenance or administrative expenses due to the nature of the individual or group purchasing the Annuity. Some of the factors we might consider in making such a decision are: (a) the size and type of group; (b) the number of Annuities purchased by an Owner; (c) the amount of Purchase Payments or likelihood of additional Purchase Payments; (d) whether an annuity is reinstated pursuant to our rules; and/or (e) other transactions where sales, maintenance or administrative expenses are likely to be reduced. We will not discriminate unfairly between Annuity purchasers if and when we reduce any fees and charges.

                            PURCHASING YOUR ANNUITY

 WHAT ARE OUR REQUIREMENTS FOR PURCHASING ONE OF THE ANNUITIES?


 Initial Purchase Payment: Unless we agree otherwise and subject to our rules, you must make a minimum initial Purchase Payment as follows: $1,000 for Optimum and $10,000 for Optimum Plus and Optimum Four. However, if you decide to make payments under a systematic investment or an electronic funds transfer program, we may accept a lower initial Purchase Payment provided that, within the first Annuity Year, your subsequent Purchase Payments plus your initial Purchase Payment total the minimum initial Purchase Payment amount required for the Annuity purchased.

 Where allowed by law, we must approve any initial and additional Purchase Payments of $1,000,000 or more. We may apply certain limitations and/or restrictions on an Annuity as a condition of our acceptance, including limiting the liquidity features or the Death Benefit protection provided under an Annuity, limiting the right to make additional Purchase Payments, changing the number of transfers allowable under an Annuity or restricting the Sub-accounts or Fixed Allocations that are available. Other limitations and/or restrictions may apply. Applicable laws designed to counter terrorists and prevent money laundering might, in certain circumstances, require us to block a contract owner's ability to make certain transactions, and thereby refuse to accept Purchase Payments or requests for transfers, partial withdrawals, total withdrawals, death benefits, or income payments until instructions are received from the appropriate regulator. We also may be required to provide additional information about you and your Annuity to government regulators.


 Except as noted below, Purchase Payments must be submitted by check drawn on a U.S. bank, in U.S. dollars, and made payable to American Skandia. Purchase Payments may also be submitted via 1035 exchange or direct transfer of funds. Under certain circumstances, Purchase Payments may be transmitted to American Skandia via wiring funds through your Financial Professional's broker-dealer firm. Additional Purchase Payments may also be applied to your Annuity under an electronic funds transfer arrangement where you authorize us to deduct money directly from your bank account. We may reject any payment if it is received in an unacceptable form. Our acceptance of a check is subject to our ability to collect funds.

 Age Restrictions: Unless we agree otherwise and subject to our rules, the Owner (or Annuitant if entity owned) must not be older than a maximum issue age as of the Issue Date of the Annuity as follows: age 80 for Optimum, age 75 for Optimum Plus and age 85 for Optimum Four. If an Annuity is owned jointly, the oldest of the Owners must not be older than the maximum issue age on the Issue Date. You should consider your need to access your Account Value and whether the Annuity's liquidity features will satisfy that need. If you take a distribution prior to age 59 1/2, you may be subject to a 10% penalty in addition to ordinary income taxes on any gain. The availability and level of protection of certain optional benefits may vary based on the age of the Owner on the Issue Date of the Annuity or the date of the Owner's death.

 Owner, Annuitant and Beneficiary Designations: We will ask you to name the Owner(s), Annuitant and one or more Beneficiaries for your Annuity.

..   Owner: The Owner(s) holds all rights under the Annuity. You may name up to two Owners in which case all ownership rights are held jointly. Generally, joint owners are required to act jointly; however, if each owner provides us with an instruction that we find acceptable, we will permit each owner to act separately. All information and documents that we are required to send you will be sent to the first named owner. This Annuity does not provide a right of survivorship. Refer to the Glossary of Terms for a complete description of the term "Owner."

..   Annuitant: The Annuitant is the person upon whose life we continue to make annuity payments. You must name an Annuitant who is a natural person. We do not accept a designation of joint Annuitants during the accumulation period. In limited circumstances and where allowed by law, you may name one or more Contingent Annuitants. Generally, a Contingent Annuitant will become the Annuitant if the Annuitant dies before the Annuity Date. Please refer to the discussion of "Considerations for Contingent Annuitants" in the Tax Considerations section of the Prospectus.
..   Beneficiary: The Beneficiary is the person(s) or entity you name to receive the Death Benefit. Your Beneficiary Designation should be the exact name of your beneficiary, not only a reference to the beneficiary's relationship to you. If you use a designation of "surviving spouse," we will pay the Death Benefit to the individual that is your spouse at the time of your death (as defined under the federal tax laws and regulations). If no beneficiary is named the Death Benefit will be paid to you or your estate.


 Your right to make certain designations may be limited if your Annuity is to be used as an IRA or other "qualified" investment that is given beneficial tax treatment under the Code. You should seek competent tax advice on the income, estate and gift tax implications of your designations.

                             MANAGING YOUR ANNUITY

 MAY I CHANGE THE OWNER, ANNUITANT AND BENEFICIARY DESIGNATIONS?

 You may change the Owner, Annuitant and Beneficiary designations by sending us a request in writing in a form acceptable to us. Upon an ownership change, any automated investment or withdrawal programs will be canceled. The new owner must submit the applicable program enrollment if they wish to participate in such a program. Where allowed by law, such changes will be subject to our acceptance. Some of the changes we will not accept include, but are not limited to:
..   a new Owner subsequent to the death of the Owner or the first of any joint
    Owners to die, except where a spouse Beneficiary has become the Owner as a result of an Owner's death;

..   a new Annuitant subsequent to the Annuity Date;

..   a new Annuitant if the latest Annuity Date would be earlier than prior to the change;

..   for "non-qualified" investments, a new Annuitant prior to the Annuity Date if the Annuity is owned by an entity; and
..   a change in Beneficiary if the Owner had previously made the designation irrevocable.


 There are also restrictions on designation changes when you have elected certain optional benefits. See the "Living Benefit Programs" and "Death Benefits" sections of this Prospectus for any such restrictions.

 Spousal Designations
 If an Annuity is co-owned by spouses, we will assume that the sole primary Beneficiary is the surviving spouse that was named as the co-owner unless you elect an alternative Beneficiary Designation. Unless you elect an alternative Beneficiary Designation, upon the death of either spousal Owner, the surviving spouse may elect to assume ownership of the Annuity instead of taking the Death Benefit payment. The Death Benefit that would have been payable will be the new Account Value of the Annuity as of the date of due proof of death and any required proof of a spousal relationship. As of the date the assumption is effective, the surviving spouse will have all the rights and benefits that would be available under the Annuity to a new purchaser of the same attained age. For the Spousal Lifetime Five Income Benefit, the eligible surviving spouse will also be able to assume the benefit with the Annuity. See the description of this benefit in the "Living Benefit Programs" section of this Prospectus. For purposes of determining any future Death Benefit for the beneficiary of the surviving spouse, the new Account Value will be considered as the initial Purchase Payment. No CDSC will apply to the new Account Value. However, any additional Purchase Payments applied after the date the assumption is effective will be subject to all provisions of the Annuity, including the CDSC when applicable.

 Spousal assumption is also permitted, subject to our rules and regulatory approval, if the Annuity is held by a custodial account established to hold retirement assets for the benefit of the natural person Annuitant pursuant to the provisions of Section 408(a) of the Internal Revenue Code ("Code") (or any successor Code section thereto) ("Custodial Account") and, on the date of the Annuitant's death, the spouse of the Annuitant is (1) the Contingent Annuitant under the Annuity and (2) the beneficiary of the Custodial Account. The ability to continue the Annuity in this manner will result in the Annuity no longer qualifying for tax deferral under the Code. However, such tax deferral should result from the ownership of the Annuity by the Custodial Account. Please consult your tax or legal adviser.

 We define a spouse the same as under federal tax laws and regulations.


 Contingent Annuitant

 Generally, if an Annuity is owned by an entity and the entity has named a Contingent Annuitant, the Contingent Annuitant will become the Annuitant upon the death of the Annuitant, and no Death Benefit is payable. Unless we agree otherwise, the Annuity is only eligible to have a Contingent Annuitant designation if the entity which owns the Annuity is (1) a plan described in Internal Revenue Code Section 72(s)(5)(A)(i) (or any successor Code section thereto); (2) an entity described in Code Section 72(u)(1) (or any successor Code section thereto); or (3) a Custodial Account, as discribed in the above section.

 Where the Annuity is held by a Custodial Account, the Contingent Annuitant will not automatically become the Annuitant upon the death of the Annuitant. Upon the death of the Annuitant, the Custodial Account will have the choice, subject to our rules, to either elect to receive the Death Benefit or elect to continue the Annuity. If the Custodial Account elects to receive the Death Benefit, the Account Value of the Annuity as of the date of due proof of death of the Annuitant will reflect the amount that would have been payable had a Death Benefit been paid. See the section above entitled "Spousal Designations" for more information about how the Annuity can be continued by a Custodial Account.


 MAY I RETURN MY ANNUITY IF I CHANGE MY MIND?

 If after purchasing your Annuity you change your mind and decide that you do not want it, you may return it to us within a certain period of time known as a right to cancel period. This is often referred to as a "free look." Depending on the state in which you purchased your Annuity and, in some states, if you purchased the Annuity as a replacement for a prior contract, the right to cancel period may be ten (10) days, or longer, measured from the time that you received your Annuity. If you return your Annuity during the applicable period, we will refund your current Account Value plus any tax charge deducted, less any applicable federal and state income tax withholding and depending on your state's requirements, any applicable insurance charges deducted. The amount returned to you may be higher or lower than the Purchase Payment(s) applied during the right to cancel period. Where required by law, we will return your Purchase Payment(s), or the greater of your current Account Value and the amount of your Purchase Payment(s) applied during the right to cancel period less any applicable federal and state income tax withholding. With respect to Optimum Plus, if you return your Annuity, we will not return any Credits we applied to your Annuity based on your Purchase Payments.

 MAY I MAKE ADDITIONAL PURCHASE PAYMENTS?

 Unless we agree otherwise and subject to our rules, the minimum amount that we accept as an additional Purchase Payment is $100 unless you participate in American Skandia's Systematic Investment Plan or a periodic Purchase Payment program. Purchase Payments made while you participate in an asset allocation program will be allocated in accordance with such program. Additional Purchase Payments may be made at any time before the Annuity Date.


 MAY I MAKE SCHEDULED PAYMENTS DIRECTLY FROM MY BANK ACCOUNT?

 You can make additional Purchase Payments to your Annuity by authorizing us to deduct money directly from your bank account and applying it to your Annuity. We call our electronic funds transfer program "American Skandia's Systematic Investment Plan." Purchase Payments made through electronic funds transfer may only be allocated to the Sub-accounts when applied. Different allocation requirements may apply in connection with certain optional benefits. We may allow you to invest in your Annuity with a lower initial Purchase Payment, as long as you authorize payments through an electronic funds transfer that will equal at least the minimum Purchase Payment set forth above during the first 12 months of your Annuity. We may suspend or cancel electronic funds transfer privileges if sufficient funds are not available from the applicable financial institution on any date that a transaction is scheduled to occur.


 MAY I MAKE PURCHASE PAYMENTS THROUGH A SALARY REDUCTION PROGRAM?
 These types of programs are only available with certain types of qualified investments. If your employer sponsors such a program, we may agree to accept periodic Purchase Payments through a salary reduction program as long as the allocations are made only to Sub-accounts and the periodic Purchase Payments received in the first year total at least the minimum Purchase Payment set forth above.

                          MANAGING YOUR ACCOUNT VALUE

 HOW AND WHEN ARE PURCHASE PAYMENTS INVESTED?
 (See "Valuing Your Investment" for a description of our procedure for pricing initial and subsequent Purchase Payments.)

 Initial Purchase Payment: Once we accept your application, we invest your Purchase Payment in your Annuity according to your instructions for allocating your Account Value. The Purchase Payment is your initial Purchase Payment minus any tax charges that may apply. You can allocate Account Value to one or more Sub-accounts or Fixed Allocations. Investment restrictions will apply if you elect certain optional benefits.

 Subsequent Purchase Payments: Unless you participate in an asset allocation program, or unless you have provided us with other specific allocation instructions for one, more than one, or all subsequent Purchase Payments, we will allocate any additional Purchase Payments you make according to your initial Purchase Payment allocation instructions. If you so instruct us, we will allocate subsequent Purchase Payments according to any new allocation instructions. Unless you tell us otherwise, Purchase Payments made while you participate in an asset allocation program will be allocated in accordance with such program.

 HOW DO I RECEIVE A LOYALTY CREDIT UNDER THE OPTIMUM AND OPTIMUM FOUR ANNUITIES?

 We apply a Loyalty Credit to your Annuity's Account Value at the end of your fifth Annuity Year ("fifth Annuity Anniversary"). With respect to Optimum, for annuities issued on or after February 13, 2006, the Loyalty Credit is equal to 0.50% of total Purchase Payments made during the first four Annuity Years less the cumulative amount of withdrawals made (including the deduction of any CDSC amounts) through the fifth Annuity Anniversary. With respect to Optimum Four, for annuities issued between June 20, 2005 and February 13, 2006, the Loyalty Credit is equal to 2.25% of total Purchase Payments made during the first four Annuity Years less the cumulative amount of withdrawals made (including the deduction of any CDSC amounts) through the fifth Annuity Anniversary. For Optimum Four Annuities issued on or after February 13, 2006, the Loyalty Credit is equal to 2.75% of total Purchase Payments made during the first four Annuity Years less the cumulative amount of withdrawals made (including the deduction of any CDSC amounts) through the fifth Annuity Anniversary.

 If the total Purchase Payments made during the first four Annuity Years is less than the cumulative amount of withdrawals made on or before the fifth Annuity Anniversary, no Loyalty Credit will be applied to your Annuity. Also, no Loyalty Credit will be applied to your Annuity if your Account Value is zero on the fifth Annuity Anniversary. This would include any situation where the Annuity is still in force due to the fact that payments are being made under an optional benefit such as Highest Daily Lifetime Five, Lifetime Five, Spousal Lifetime Five or the Guaranteed Minimum Withdrawal Benefit. In addition, no Loyalty Credit will be applied to your Annuity if before the fifth Annuity Anniversary: (i) you have surrendered your Annuity; (ii) you have annuitized your Annuity; (iii) your Beneficiary has elected our Beneficiary Continuation Option; or (iv) we have received due proof of your death (and there has been no spousal continuation election made). If your spouse continues the Annuity under our spousal continuation option, we will apply the Loyalty Credit to your Annuity only on the fifth Annuity Anniversary measured from the date that we originally issued you the Annuity. Since the Loyalty Credit is applied to the Account Value only, any guarantees that are not based on Account Value will not reflect the Loyalty Credit. Similarly, guarantees that are made against a loss in Account Value will not be triggered in certain very limited circumstances where they otherwise would have been, had no Loyalty Credit been applied to the Account Value.


 HOW ARE LOYALTY CREDITS APPLIED TO MY ACCOUNT VALUE UNDER THE OPTIMUM AND OPTIMUM FOUR ANNUITIES?
 Any Loyalty Credit that is allocated to your Account Value on the fifth Annuity Anniversary will be allocated to the Fixed Allocations and Sub-accounts in the same percentages as Purchase Payments are then being allocated to your Annuity.

 Example of Applying the Loyalty Credit with respect to Optimum
 Assume you make an initial Purchase Payment of $10,000 and your Annuity is issued on or after February 13, 2006. During Annuity Year four (i.e., prior to the fourth Annuity Anniversary) you make an additional $10,000 Purchase Payment. During the early part of Annuity Year five (i.e., prior to the fifth Annuity Anniversary) you make a $10,000 Purchase Payment and later in the year make a withdrawal of $5,000. The Loyalty Credit that we will apply to your Annuity on the fifth Annuity Anniversary is, subject to state availability, equal to 0.50% of $15,000 (this represents the $20,000 of Purchase Payments made during the first four Annuity Years minus the $5,000 withdrawal made in the fifth Annuity Year. The computation disregards the additional $10,000 Purchase Payment made in the fifth Annuity Year.) Therefore, the Loyalty Credit amount would be equal to $75.00.

 Example of Applying the Loyalty Credit with respect to Optimum Four
 Assume you make an initial Purchase Payment of $10,000 and your Annuity is issued on or after February 13, 2006. During Annuity Year four (i.e., prior to the fourth Annuity Anniversary) you make an additional $10,000 Purchase Payment. During the early part of Annuity Year five (i.e., prior to the fifth Annuity Anniversary) you make a $10,000 Purchase Payment and later in the year make a withdrawal of $5,000. The Loyalty Credit that we will apply to your Annuity on the fifth Annuity Anniversary is, subject to state availability, equal to 2.75% of $15,000 (this represents the $20,000 of Purchase Payments made during the first four Annuity Years minus the $5,000 withdrawal made in the fifth Annuity Year. The computation disregards the additional $10,000 Purchase Payment made in the fifth Annuity Year.) Therefore, the Loyalty Credit amount would be equal to $412.50.

 HOW DO I RECEIVE CREDITS UNDER THE OPTIMUM PLUS ANNUITY?
 We apply a "Credit" to your Annuity's Account Value each time you make a Purchase Payment during the first six (6) Annuity Years. The amount of the Credit is payable from our general account. The amount of the Credit depends on the Annuity Year in which the Purchase Payment(s) is made, according to the table below:

 For annuities issued prior to February 13, 2006:

                              ANNUITY YEAR CREDIT
                              ------------ ------
                                   1        6.00%
                                   2        5.00%
                                   3        4.00%
                                   4        3.00%
                                   5        2.00%
                                   6        1.00%
                                   7+       0.00%

 For annuities issued on or after February 13, 2006 (subject to state availability):

                              ANNUITY YEAR CREDIT
                              ------------ ------
                                   1        6.50%
                                   2        5.00%
                                   3        4.00%
                                   4        3.00%
                                   5        2.00%
                                   6        1.00%
                                   7+       0.00%



 HOW ARE CREDITS APPLIED TO ACCOUNT VALUE UNDER THE OPTIMUM PLUS ANNUITY?

 Each Credit is allocated to your Account Value at the time the Purchase Payment is applied to your Account Value. The amount of the Credit is allocated to the investment options in the same ratio as the applicable Purchase Payment is applied.

 Examples of Applying Credits

 Initial Purchase Payment
 Assume you make an initial Purchase Payment of $10,000 and your Annuity is issued on or after February 13, 2006. We would apply a 6.5% Credit to your Purchase Payment and allocate the amount of the Credit ($650 = $10,000 X .065) to your Account Value in the proportion that your Purchase Payment is allocated.

 Additional Purchase Payment in Annuity Year 2
 Assume that you make an additional Purchase Payment of $5,000. We would apply a 5.0% Credit to your Purchase Payment and allocate the amount of the Credit ($250 = $5,000 X .05) to your Account Value.

 Additional Purchase Payment in Annuity Year 6
 Assume that you make an additional Purchase Payment of $15,000. We would apply a 1.0% Credit to your Purchase Payment and allocate the amount of the Credit ($150 = $15,000 X .01) to your Account Value.


 The amount of any Optimum Plus Credits applied to your Optimum Plus Annuity Account Value can be taken back by American Skandia under certain circumstances:
  . any Optimum Plus Credits applied to your Account Value on Purchase Payments made within the 12 months before the Owner's (or Annuitant's if entity owned) date of death will be taken back;
  . the amount available under the medically-related surrender portion of the Annuity will not include the amount of any Optimum Plus Credits payable on Purchase Payments made within 12 months prior to the date of a request under the medically-related surrender provision; and
  . if you elect to "free look" your Annuity, the amount returned to you will not include the amount of any Optimum Plus Credits.

 If you qualify for the 6.5% Optimum Plus Credit in the first year (for annuities issued on or after February 13, 2006, subject to state availability), only 6% of that amount will be taken back in connection with the first two bullets described above. However, we will take back the entire 6.5% if you "free look" your Annuity.

 The Account Value may be substantially reduced if American Skandia takes back the Optimum Plus Credit amount under these circumstances. The amount we take back will equal the Optimum Plus Credit amount, without adjustment up or down for investment performance. Therefore, any gain on the Optimum Plus Credit amount will not be taken back. But if there was a loss on the Optimum Plus Credit amount, the amount we take back will still equal the amount of the Optimum Plus Credit amount. We do not deduct a CDSC in any situation where we take back the Optimum Plus Credit amount. During the first 10 Annuity Years, the total asset-based charges on this Annuity (including the Insurance Charge and the Distribution Charge) are higher than many of our other annuities, including other annuities we offer that apply credits to Purchase Payments.


 General Information about Credits
..   We do not consider Credits to be "investment in the contract" for income tax purposes.
..   You may not withdraw the amount of any Credits under the Free Withdrawal provision. The Free Withdrawal provision only applies to withdrawals of Purchase Payments.

 ARE THERE RESTRICTIONS OR CHARGES ON TRANSFERS BETWEEN INVESTMENT OPTIONS? During the accumulation period you may transfer Account Value between investment options subject to the restrictions outlined below. Transfers are not subject to taxation on any gain. We may require a minimum of $500 in each Sub-account you allocate Account Value to at the time of any allocation or transfer. If you request a transfer and, as a result of the transfer, there would be less than $500 in the Sub-account, we may transfer the remaining Account Value in the Sub-account pro-rata to the other investment options to which you transferred.


 Currently, we charge $10.00 for each transfer after the twentieth
 (20/th/) transfer in each Annuity Year. Transfers made as part of a Dollar Cost Averaging, Automatic Rebalancing or asset allocation program do not count toward the twenty free transfer limit. Renewals or transfers of Account Value from a Fixed Allocation at the end of its Guarantee Period are not subject to the transfer charge. We may reduce the number of free transfers allowable each Annuity Year (subject to a minimum of eight) without charging a Transfer Fee. We may also increase the Transfer Fee that we charge to $20.00 for each transfer after the number of free transfers has been used up. We may eliminate the Transfer Fee for transfer requests transmitted electronically or through other means that reduce our processing costs. If enrolled in any program that does not permit transfer requests to be transmitted electronically, the Transfer Fee will not be waived.

 Once you have made 20 transfers among the Sub-accounts during an Annuity Year, we will accept any additional transfer request during that year only if the request is submitted to us in writing with an original signature and otherwise is in good order. For purposes of this 20 transfer limit, we (i) do not view a facsimile transmission as a "writing", (ii) will treat multiple transfer requests submitted on the same Valuation Day as a single transfer, and
 (iii) do not count any transfer that solely involves Sub-accounts corresponding to the AST Money Market Portfolio, or any transfer that involves one of our systematic programs, such as asset allocation and automated withdrawals.


 Frequent transfers among Sub-accounts in response to short-term fluctuations in markets, sometimes called "market timing," can make it very difficult for a Portfolio manager to manage a Portfolio's investments. Frequent transfers may cause the Portfolio to hold more cash than otherwise necessary, disrupt management strategies, increase transaction costs, or affect performance. Each Annuity offers Sub-accounts designed for Owners who wish to engage in frequent transfers (i.e., one or more of the Sub-accounts corresponding to the AST Money Market Portfolio), and we encourage Owners seeking frequent transfers to utilize those Sub-accounts.

 In light of the risks posed to Owners and other investors by frequent transfers, we reserve the right to limit the number of transfers in any Annuity Year for all existing or new Owners and to take the other actions discussed below. We also reserve the right to limit the number of transfers in any Annuity Year or to refuse any transfer request for an Owner or certain Owners if: (a) we believe that excessive transfer activity (as we define it) or a specific transfer request or group of transfer requests may have a detrimental effect on Unit Values or the share prices of the Portfolios; or
 (b) we are informed by a Portfolio (e.g., by the Portfolio's portfolio manager) that the purchase or redemption of shares in the Portfolio must be restricted because the Portfolio believes the transfer activity to which such purchase and redemption relates would have a detrimental effect on the share prices of the affected Portfolio. Without limiting the above, the most likely scenario where either of the above could occur would be if the aggregate amount of a trade or trades represented a relatively large proportion of the total assets of a particular Portfolio. In furtherance of our general authority to restrict transfers as described above, and without limiting other actions we may take in the future, we have adopted the following specific restrictions:

..   With respect to each Sub-account (other than the AST Money Market
    Sub-account), we track amounts exceeding a certain dollar threshold that were transferred into the Sub-account. If you transfer such amount into a particular Sub-account, and within 30 calendar days thereafter transfer (the "Transfer Out") all or a portion of that amount into another Sub-account, then upon the Transfer Out, the former Sub-account becomes restricted (the "Restricted Sub-account"). Specifically, we will not permit subsequent transfers into the Restricted Sub-account for 90 calendar days after the Transfer Out if the Restricted Sub-account invests in a non-international Portfolio, or 180 calendar days after the Transfer Out if the Restricted Sub-account invests in an international Portfolio. For purposes of this rule, we (i) do not count transfers made in connection with one of our systematic programs, such as asset allocation and automated withdrawals;
    (ii) do not count any transfer that solely involves Sub-accounts corresponding to the AST Money Market Portfolio; and (iii) do not categorize as a transfer the first transfer that you make after the Issue Date, if you make that transfer within 30 calendar days after the Issue Date. Even if an amount becomes restricted under the foregoing rules, you are still free to redeem the amount from your Annuity at any time.

..   We reserve the right to effect exchanges on a delayed basis for all contracts. That is, we may price an exchange involving the Sub-accounts on the Valuation Day subsequent to the Valuation Day on which the exchange request was received. Before implementing such a practice, we would issue a separate written notice to Owners that explains the practice in detail.

 If we deny one or more transfer requests under the foregoing rules, we will inform you or your Financial Professional promptly of the circumstances concerning the denial.


 There are contract owners of different variable annuity contracts that are funded through the same Separate Account that are not subject to the above-referenced transfer restrictions and, therefore, might make more numerous and frequent transfers than contract owners who are subject to such limitations. Finally, there are contract owners of other variable annuity contracts or variable life contracts that are issued by American Skandia as well as other insurance companies that have the same underlying mutual fund portfolios available to them. Since some contract owners are not subject to the same transfer restrictions, unfavorable consequences associated with such frequent trading within the underlying mutual fund (e.g., greater portfolio turnover, higher transaction costs, or performance or tax issues) may affect all contract owners. Similarly, while contracts managed by a Financial Professional or third party investment advisor are subject to the restrictions on transfers between investment options that are discussed above, if the advisor manages a number of contracts in the same fashion unfavorable consequences may be associated with management activity since it may involve the movement of a substantial portion of an underlying mutual fund's assets which may affect all contract owners invested in the affected options. Apart from jurisdiction- specific and contract differences in transfer restrictions, we will apply these rules uniformly (including contracts managed by a Financial Professional or third party investment advisor), and will not waive a transfer restriction for any contract owner.


 Although our transfer restrictions are designed to prevent excessive transfers, they are not capable of preventing every potential occurrence of excessive transfer activity.


 The Portfolios may have adopted their own policies and procedures with respect to excessive trading of their respective shares, and we reserve the right to enforce these policies and procedures. The prospectuses for the Portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Under SEC rules, we are required to: (1) enter into a written agreement with each Portfolio or its principal underwriter or its transfer agent that obligates us to provide to the Portfolio promptly upon request certain information about the trading activity of individual contract owners, and (2) execute instructions from the Portfolio to restrict or prohibit further purchases or transfers by specific contract owners who violate the excessive trading policies established by the Portfolio. In addition, you should be aware that some Portfolios may receive "omnibus" purchase and redemption orders from other insurance companies or intermediaries such as retirement plans. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Portfolios in their ability to apply their excessive trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Portfolios (and thus contract owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Portfolios.

 A Portfolio also may assess a short term trading fee in connection with a transfer out of the Sub-account investing in that Portfolio that occurs within a certain number of days following the date of allocation to the Sub-account. Each Portfolio determines the amount of the short term trading fee and when the fee is imposed. The fee is retained by or paid to the Portfolio and is not retained by us. The fee will be deducted from your Account Value, to the extent allowed by law. At present, no Portfolio has adopted a short-term trading fee.


 DO YOU OFFER DOLLAR COST AVERAGING?
 Yes. We offer Dollar Cost Averaging during the accumulation period. Dollar Cost Averaging allows you to systematically transfer an amount periodically from one investment option to one or more other investment options. You can choose to transfer earnings only, principal plus earnings or a flat dollar amount. You may elect a Dollar Cost Averaging program that transfers amounts monthly, quarterly, semi-annually, or annually from Sub-accounts, or a program that transfers amounts monthly from Fixed Allocations. By investing amounts on a regular basis instead of investing the total amount at one time, Dollar Cost Averaging may decrease the effect of market fluctuation on the investment of your Purchase Payment. This may result in a lower average cost of units over time. However, there is no guarantee that Dollar Cost Averaging will result in a profit or protect against a loss in a declining market. There is no minimum Account Value required to enroll in a Dollar Cost Averaging program and we do not deduct a charge for participating in a Dollar Cost Averaging program.

 You can Dollar Cost Average from Sub-accounts or Fixed Allocations. Dollar Cost Averaging from Fixed Allocations is subject to a number of rules that include, but are not limited to the following:

  . You may only use Fixed Allocations with Guarantee Periods of 1, 2 or 3 years.

  . You may only Dollar Cost Average earnings or principal plus earnings. If transferring principal plus earnings, the program must be designed to last the entire Guarantee Period for the Fixed Allocation.
  . Dollar Cost Averaging transfers from Fixed Allocations are not subject to a Market Value Adjustment.

 NOTE: When a Dollar Cost Averaging program is established from a Fixed Allocation, the fixed rate of interest we credit to your Account Value is applied to a declining balance due to the transfers of Account Value to the Sub-accounts during the Guarantee Period. This will reduce the effective rate of return on the Fixed Allocation over the Guarantee Period.


 The Dollar Cost Averaging program is not available if you have elected an automatic rebalancing program or an asset allocation program. Dollar Cost Averaging from Fixed Allocations is not available if you elect the Guaranteed Return Option Plus Guaranteed Return Option or Highest Daily Lifetime Five Income Benefit.


 American Skandia may offer Fixed Allocations with Guarantee Periods of 6 months or 12 months exclusively for use with a Dollar Cost Averaging program ("DCA Fixed Allocations"). DCA Fixed Allocations are designed to automatically transfer Account Value in either 6 or 12 payments under a Dollar Cost Averaging program. Dollar Cost Averaging transfers will begin on the day following the date the DCA Fixed Allocation is established and each month following until the entire principal amount plus earnings is transferred. DCA Fixed Allocations may only be established with your initial Purchase Payment or additional Purchase Payments. You may not transfer existing Account Value to a DCA Fixed Allocation. We reserve the right to terminate offering these special purpose Fixed Allocations at any time.

 Account Value allocated to the DCA Fixed Allocation will be transferred to the Sub-accounts you choose under the Dollar Cost Averaging program. If you terminate the Dollar Cost Averaging program before the entire principal amount plus earnings has been transferred to the Sub-account(s), you must transfer all remaining Account Value to any other investment option. Unless you provide alternate instructions at the time you terminate the Dollar Cost Averaging program, Account Value will be transferred to the AST Money Market Sub-account. Transfers from Fixed Allocations as part of a Dollar Cost Averaging program are not subject to a Market Value Adjustment. However, a Market Value Adjustment will apply if you terminate the Dollar Cost Averaging program before the entire principal amount plus earnings has been transferred to the Sub-account(s).

 DO YOU OFFER ANY AUTOMATIC REBALANCING PROGRAMS?
 Yes. During the accumulation period, we offer Automatic Rebalancing among the Sub-accounts you choose. You can choose to have your Account Value rebalanced monthly, quarterly, semi-annually, or annually. On the appropriate date, the Sub-accounts you chose are rebalanced to the allocation percentages you requested. With Automatic Rebalancing, we transfer the appropriate amount from the "overweighted" Sub-accounts to the "underweighted" Sub-accounts to return your allocations to the percentages you request. For example, over time the performance of the Sub-accounts will differ, causing your percentage allocations to shift.

 Any transfer to or from any Sub-account that is not part of your Automatic Rebalancing program, will be made; however, that Sub-account will not become part of your rebalancing program unless we receive instructions from you indicating that you would like such option to become part of the program.

 There is no minimum Account Value required to enroll in Automatic Rebalancing. All rebalancing transfers as part of an Automatic Rebalancing program are not included when counting the number of transfers each year toward the maximum number of free transfers. We do not deduct a charge for participating in an Automatic Rebalancing program. Participation in the Automatic Rebalancing program may be restricted if you are enrolled in certain other optional programs. Sub-accounts that are part of a Systematic Withdrawal program or Dollar Cost Averaging program will be excluded from an Automatic Rebalancing program.


 ARE ANY ASSET ALLOCATION PROGRAMS AVAILABLE?
 Yes. Certain "static asset allocation programs" are provided by Linsco/Private Ledger, Corp, ("LPL"), the firm selling the Annuity. Initially, you may be required to enroll in an available asset allocation program if you purchase one of the Annuities. Additionally, certain optional benefits require your Account Value be maintained in a model in the asset allocation program. These programs are considered static because once you have selected a model portfolio, the Sub-accounts and the percentage of contract value allocated to each Sub-account cannot be changed without your consent and direction. The programs are available at no additional charge. Under these programs, the Sub-account for each asset class in each model portfolio is designated for you. Under the programs, the values in the Sub-accounts will be rebalanced periodically back to the indicated percentages for the applicable asset class within the model portfolio that you have selected. The programs are offered by LPL. We have not designed the models or the program, and we are not responsible for them. Our role is limited to administering the model you select. For more information on the asset allocation programs see the Appendix entitled "Additional Information on the Asset Allocation Programs."


 Asset allocation is a sophisticated method of diversification, which allocates assets among asset classes in order to manage investment risk and enhance returns over the long term. However, asset allocation does not guarantee a profit or protect against a loss. No personalized investment advice is provided in connection with the asset allocation programs and you should not rely on these programs as providing individualized investment recommendations to you. The asset allocation programs do not guarantee better investment results. LPL reserves the right to terminate or change the programs at any time. We reserve the right to change the way in which we administer the program you have selected with your LPL Financial Professional, and we reserve the right to terminate our administration of the programs. You should consult with your LPL Financial Professional before electing any asset allocation program.


 DO YOU OFFER PROGRAMS DESIGNED TO GUARANTEE A "RETURN OF PREMIUM" AT A FUTURE DATE?

 Yes. We offer three different programs for investors who wish to invest in the Sub-accounts but also wish to protect their principal, as of a specific date in the future. They are the Balanced Investment Program, the Highest Daily Lifetime Five Income Benefit and the Guaranteed Return Option Plus/SM/. (GRO Plus/SM/). GRO Plus/SM/ is not available in all states. In some states where GRO Plus is not available we offer the Guaranteed Return Option (GRO).) Generally, all three programs allow you to allocate a portion of your Account Value to the available Sub-accounts while ensuring that your Account Value will at least equal your contributions adjusted for withdrawals and transfers on a specified date. Under GRO Plus, Account Value is allocated to and maintained in Fixed Allocations to the extent we, in our sole discretion, deem it is necessary to support our guarantee under the program. Highest Daily Lifetime Five also includes in a specialized asset transfer component under which we may transfer Account Value between permitted Sub-accounts and a fixed interest rate account. This differs from the Balanced Investment Program where a set amount is allocated to a Fixed Allocation regardless of the performance of the underlying Sub-accounts or the interest rate environment after the amount is allocated to a Fixed Allocation. Under Highest Daily Lifetime Five, the "return of premium" component is only one feature of the benefit and only applies if no withdrawals are taken for the first ten years after benefit election. Generally, more of your Account Value will be allocated to the Sub-accounts under the GRO Plus and Highest Daily Lifetime Five programs than under the Balanced Investment Program (although in periods of poor market performance, low interest rates and/or, as the option progresses to its maturity date, this may not be the case). You may not want to use any of these programs if you expect to begin taking annuity payments before the program would be completed. In addition, as with most return of premium programs, amounts that are available to allocate to the Sub-accounts may be substantially less than they would be if you did not elect a return of premium program. This means that, if investment experience in the Sub-accounts were positive, your Account Value would grow at a slower rate than if you did not elect a return of premium program and allocated all of your Account Value to the Sub-accounts.

 There is no additional charge for participation in the Balanced Investment Program. There is an additional charge if you elect either GRO Plus or Highest Daily Lifetime Five. See below for a description of the Balanced Investment Program. See the "Living Benefit Programs" section of the Prospectus for details on GRO Plus and Highest Daily Lifetime Five. Restrictions and limitations apply.


 Balanced Investment Program
 We offer a balanced investment program where a portion of your Account Value is allocated to a Fixed Allocation and the remaining Account Value is allocated to the Sub-accounts that you select. When you enroll in the Balanced Investment Program, you choose the duration that you wish the program to last. This determines the duration of the Guarantee Period for the Fixed Allocation. Based on the fixed rate for the Guarantee Period chosen, we calculate the portion of your Account Value that must be allocated to the Fixed Allocation to grow to a specific "principal amount" (such as your initial Purchase Payment). We determine the amount based on the rates then in effect for the Guarantee Period you choose. If you continue the program until the end of the Guarantee Period and make no withdrawals or transfers, at the end of the Guarantee Period, the Fixed Allocation will have grown to equal the "principal amount". Withdrawals or transfers from the Fixed Allocation before the end of the Guarantee Period will terminate the program and may be subject to a Market Value Adjustment. You can transfer the Account Value that is not allocated to the Fixed Allocation between any of the Sub-accounts available under your Annuity. Account Value you allocate to the Sub-accounts is subject to market fluctuations and may increase or decrease in value. We do not deduct a charge for participating in the Balanced Investment Program.

 Example
 Assume you invest $100,000. You choose a 10-year program and allocate a portion of your Account Value to a Fixed Allocation with a 10-year Guarantee Period. The rate for the 10-year Guarantee Period is 2.50%*. Based on the fixed interest rate for the Guarantee Period chosen, the factor is 0.781198 for determining how much of your Account Value will be allocated to the Fixed Allocation. That means that $78,120 will be allocated to the Fixed Allocation and the remaining Account Value ($21,880) will be allocated to the Sub-accounts. Assuming that you do not make any withdrawals or transfers from the Fixed Allocation, it will grow to $100,000 at the end of the Guarantee Period. Of course we cannot predict the value of the remaining Account Value that was allocated to the Sub-accounts.

 * The rate in this example is hypothetical and may not reflect the current rate for Guarantee Periods of this duration.



 MAY I GIVE MY FINANCIAL PROFESSIONAL PERMISSION TO FORWARD TRANSACTION INSTRUCTIONS?

 Yes. Subject to our rules, your Financial Professional may forward instructions regarding the allocation of your Account Value, and request financial transactions involving investment options. If your Financial Professional has this authority, we deem that all transactions that are directed by your Financial Professional with respect to your Annuity have been authorized by you. You must contact us immediately if and when you revoke such authority. We will not be responsible for acting on instructions from your Financial Professional until we receive notification of the revocation of such person's authority. We may also suspend, cancel or limit these privileges at any time. We will notify you if we do.


 MAY I AUTHORIZE MY THIRD PARTY INVESTMENT ADVISOR TO MANAGE MY ACCOUNT?
 Yes. You may engage your own investment advisor to manage your account. These investment advisors may be firms or persons who also are appointed by us, or whose affiliated broker-dealers are appointed by us, as authorized sellers of the Annuities. Even if this is the case, however, please note that the investment advisor you engage to provide advice and/or make transfers for you, is not acting on our behalf, but rather is acting on your behalf. We do not offer advice about how to allocate your Account Value under any circumstance. As such, we are not responsible for any recommendations such investment advisors make, any investment models or asset allocation programs they choose to follow or any specific transfers they make on your behalf.

 Any fee that is charged by your investment advisor is in addition to the fees and expenses that apply under your Annuity. If you authorize your investment advisor to withdraw amounts from your Annuity (to the extent permitted) to pay for the investment advisor's fee, as with any other withdrawal from your Annuity, you may incur adverse tax consequences, a CDSC and/or a market value adjustment. Withdrawals to pay your investment advisor generally will also reduce the level of various living and death benefit guarantees provided (e.g. the withdrawals will reduce proportionately your Annuity's guaranteed minimum death benefit.) We are not a party to the agreement you have with your investment advisor and do not verify that amounts withdrawn from your Annuity, including amounts withdrawn to pay for the investment advisor's fee, are within the terms of your agreement with your investment advisor. You will, however, receive confirmations of transactions that affect your Annuity. If your investment advisor has also acted as your Financial Professional with respect to the sale of your Annuity, he or she may be receiving compensation for services provided both as a Financial Professional and investment advisor. Alternatively, the investment advisor may compensate the Financial Professional from whom you purchased your Annuity for the referral that led you to enter into your investment advisory relationship with the investment advisor. If you are interested in the details about the compensation that your investment advisor and/or your Financial Professional receive in connection with your Annuity, you should ask them for more details.

 We or an affiliate of ours may provide administrative support to licensed, registered Financial Professionals or Investment advisors who you authorize to make financial transactions on your behalf. We may require Financial Professionals or investment advisors, who are authorized by multiple contract owners to make financial transactions, to enter into an administrative agreement with American Skandia as a condition of our accepting transactions on your behalf. The administrative agreement may impose limitations on the Financial Professional's or investment advisor's ability to request financial transactions on your behalf. These limitations are intended to minimize the detrimental impact of a Financial Professional who is in a position to transfer large amounts of money for multiple clients in a particular Portfolio or type of portfolio or to comply with specific restrictions or limitations imposed by a Portfolio(s) of American Skandia

 Please Note: Annuities where your Financial Professional or investment advisor has the authority to forward instruction on financial transactions are also subject to the restrictions on transfers between investment options that are discussed in the section entitled "ARE THERE RESTRICTIONS OR CHARGES ON TRANSFERS BETWEEN INVESTMENT OPTIONS?" Since transfer activity directed by a Financial Professional or third party investment adviser may result in unfavorable consequences to all contract owners invested in the affected options, we reserve the right to limit the investment options available to a particular Owner where such authority as described above has been given to a Financial Professional or investment advisor or impose other transfer restrictions we deem necessary. The administrative agreement may limit the available investment options, require advance notice of large transactions, or impose other trading limitations on your Financial Professional. Your Financial Professional will be informed of all such restrictions on an ongoing basis. We may also require that your Financial Professional transmit all financial transactions using the electronic trading functionality available through our Internet website (www.americanskandia.prudential.com).

 Limitations that we may impose on your Financial Professional or investment advisor under the terms of the administrative agreement do not apply to financial transactions requested by an Owner on their own behalf, except as otherwise described in this Prospectus.

 HOW DO THE FIXED ALLOCATIONS WORK?
 We credit a fixed interest rate to the Fixed Allocation throughout a set period of time called a "Guarantee Period." Fixed Allocations currently are offered with Guarantee Periods from 1 to 10 years. We may make Fixed Allocations of different durations available in the future, including Fixed Allocations offered exclusively for use with certain optional investment programs. Fixed Allocations may not be available in all states and may not always be available for all Guarantee Periods depending on market factors and other considerations.

 The interest rate credited to a Fixed Allocation is the rate in effect when the Guarantee Period begins and does not change during the Guarantee Period. The rates are an effective annual rate of interest. We determine the interest rates for the various Guarantee

 Periods. At the time that we confirm your Fixed Allocation, we will advise you of the interest rate in effect and the date your Fixed Allocation matures. We may change the rates we credit new Fixed Allocations at any time. Any change in interest rate does not affect Fixed Allocations that were in effect before the date of the change. To inquire as to the current rates for Fixed Allocations, please call 1-800-752-6342.

 A Guarantee Period for a Fixed Allocation begins:
  . when all or part of a net Purchase Payment is allocated to that particular Guarantee Period;
  . upon transfer of any of your Account Value to a Fixed Allocation for that particular Guarantee Period; or
  .   when you "renew" a Fixed Allocation by electing a new Guarantee Period.

 To the extent permitted by law, we may establish different interest rates for Fixed Allocations offered to a class of Owners who choose to participate in various optional investment programs we make available. This may include, but is not limited to, Owners who elect to use Fixed Allocations under a dollar cost averaging program (see "Do You Offer Dollar Cost Averaging?") or a balanced investment program (see "Do you offer programs designed to guarantee a "Return of Premium" at a future date?").

 The interest rate credited to Fixed Allocations offered to this class of purchasers may be different than those offered to other purchasers who choose the same Guarantee Period but who do not participate in an optional investment program. Any such program is at our sole discretion.

 American Skandia may offer Fixed Allocations with Guarantee Periods of 3 months or 6 months exclusively for use as a short-term Fixed Allocation ("Short-term Fixed Allocations"). Short-term Fixed Allocations may only be established with your initial Purchase Payment or additional Purchase Payments. You may not transfer existing Account Value to a Short-term Fixed Allocation. We reserve the right to terminate offering these special purpose Fixed Allocations at any time.

 On the Maturity Date of the Short-term Fixed Allocation, the Account Value will be transferred to the Sub-account(s) you choose at the inception of the program. If no instructions are provided, such Account Value will be transferred to the AST Money Market Sub-account. Short-term Fixed Allocations may not be renewed on the Maturity Date. If you surrender the Annuity or transfer any Account Value from the Short-term Fixed Allocation to any other investment option before the end of the Guarantee Period, a Market Value Adjustment will apply.

 HOW DO YOU DETERMINE RATES FOR FIXED ALLOCATIONS?

 We do not have a specific formula for determining the fixed interest rates for Fixed Allocations. Generally the interest rates we offer for Fixed Allocations will reflect the investment returns available on the types of investments we make to support our fixed rate guarantees. These investment types may include cash, debt securities guaranteed by the United States government and its agencies and instrumentalities, money market instruments, corporate debt obligations of different durations, private placements, asset-backed obligations and municipal bonds. In determining rates we also consider factors such as the length of the Guarantee Period for the Fixed Allocation, regulatory and tax requirements, liquidity of the markets for the type of investments we make, commissions, administrative and investment expenses, our insurance risks in relation to the Fixed Allocations, general economic trends and competition. Some of these considerations are similar to those we consider in determining the Insurance Charge that we deduct from Account Value allocated to the Sub-accounts. The interest rate that we credit to the Fixed Allocations may be reduced by an amount that corresponds to the asset-based charges assessed against the Sub-accounts.


 We will credit interest on a new Fixed Allocation in an existing Annuity at a rate not less than the rate we are then crediting to Fixed Allocations for the same Guarantee Period selected by new Annuity purchasers in the same class.

 The interest rate we credit for a Fixed Allocation is subject to a minimum. Please refer to the Statement of Additional Information. In certain states the interest rate may be subject to a minimum under state law or regulation.

 HOW DOES THE MARKET VALUE ADJUSTMENT WORK?
 If you transfer or withdraw Account Value from a Fixed Allocation more than 30 days before the end of its Guarantee Period, we will adjust the value of your investment based on a formula, called a "Market Value Adjustment" or "MVA". The amount of any Market Value Adjustment can be either positive or negative, depending on the movement of a combination of Strip Yields on Strips and an Option-adjusted Spread (each as defined below) between the time that you purchase the Fixed Allocation and the time you make a transfer or withdrawal. The Market Value Adjustment formula compares the combination of Strip Yields for Strips and the Option-adjusted Spreads as of the date the Guarantee Period began with the combination of Strip Yields for Strips and the Option-adjusted Spreads as of the date the MVA is being calculated. In certain states the amount of any Market Value Adjustment may be limited under state law or regulation. If your Annuity is governed by the laws of that state, any Market Value Adjustment that applies will be subject to our rules for complying with such law or regulation.

..   "Strips" are a form of security where ownership of the interest portion of
    United States Treasury securities are separated from ownership of the underlying principal amount or corpus.
..   "Strip Yields" are the yields payable on coupon Strips of United States
    Treasury securities.

..   "Option-adjusted Spread" is the difference between the yields on corporate debt securities (adjusted to disregard options on such securities) and government debt securities of comparable duration. We currently use the Merrill Lynch 1 to 10 year Investment Grade Corporate Bond Index of Option-adjusted Spreads.

 MVA Formula
 The MVA formula is applied separately to each Fixed Allocation to determine the Account Value of the Fixed Allocation on a particular date. The formula is as follows:

                         [(1+I) / (1+J+0.0010)]/N365/

 where:

        I is the Strip Yield as of the start date of the Guarantee Period for coupon Strips maturing at the end of the applicable Guarantee Period plus the Option-adjusted Spread. If there are no Strips maturing at that time, we will use the Strip Yield for the Strips maturing as soon as possible after the Guarantee Period ends.

        J is the Strip Yield as of the date the MVA formula is being applied for coupon Strips maturing at the end of the applicable Guarantee Period plus the Option-adjusted Spread. If there are no Strips maturing at that time, we will use the Strip Yield for the Strips maturing as soon as possible after the Guarantee Period ends.

        N is the number of days remaining in the original Guarantee Period.

        If you surrender your Annuity under the right to cancel provision, the MVA formula is:

                            [(1 + I)/(1 + J)]/N365/

 MVA Examples
 The following hypothetical examples show the effect of the MVA in determining Account Value. Assume the following:
  . You allocate $50,000 into a Fixed Allocation (we refer to this as the "Allocation Date" in these examples) with a Guarantee Period of 5 years (we refer to this as the "Maturity Date" in these examples).
  . The Strip Yields for coupon Strips beginning on Allocation Date and maturing on Maturity Date plus the Option-adjusted Spread is 5.50% (I = 5.50%).
  . You make no withdrawals or transfers until you decide to withdraw the entire Fixed Allocation after exactly three (3) years, at which point 730 days remain before the Maturity Date (N = 730).

 Example Of Positive MVA
 Assume that at the time you request the withdrawal, the Strip Yields for Strips maturing on the Maturity Date plus the Option-adjusted Spread is 4.00% (J = 4.00%). Based on these assumptions, the MVA would be calculated as follows:

     MVA Factor = [(1+I)/(1+J+0.0010)]/N365/= [1.055/1.041]/2/ /= 1.027078
                          Interim Value = $57,881.25
       Account Value after MVA = Interim Value x MVA Factor = $59,448.56

 Example Of Negative MVA
 Assume that at the time you request the withdrawal, the Strip Yields for Strips maturing on the Maturity Date plus the Option-adjusted Spread is 7.00% (J = 7.00%). Based on these assumptions, the MVA would be calculated as follows:

     MVA Factor = [(1+I)/(1+J+0.0010)]/N365/= [1.055/1.071]/2/ = 0.970345
                          Interim Value = $57,881.25
       Account Value after MVA = Interim Value x MVA Factor = $56,164.78

 WHAT HAPPENS WHEN MY GUARANTEE PERIOD MATURES?
 The "Maturity Date" for a Fixed Allocation is the last day of the Guarantee Period. Before the Maturity Date, you may choose to renew the Fixed Allocation for a new Guarantee Period of the same or different length or you may transfer all or part of that Fixed Allocation's Account Value to another Fixed Allocation or to one or more Sub-accounts. We will not charge a MVA if you choose to renew a Fixed Allocation on its Maturity Date or transfer the Account Value to one or more Sub-accounts. We will notify you before the end of the Guarantee Period about the fixed interest rates that we are currently crediting to all Fixed Allocations that are being offered. The rates being credited to Fixed Allocations may change before the Maturity Date.

 If you do not specify how you want a Fixed Allocation to be allocated on its Maturity Date, we will then transfer the Account Value of the Fixed Allocation to the AST Money Market Sub-account. You can then elect to allocate the Account Value to any of the Sub-accounts or to a new Fixed Allocation.

                            ACCESS TO ACCOUNT VALUE

 WHAT TYPES OF DISTRIBUTIONS ARE AVAILABLE TO ME?
 During the accumulation period you can access your Account Value through partial withdrawals, Systematic Withdrawals, and where required for tax purposes, Minimum Distributions. You can also surrender your Annuity at any time. We may deduct a portion of the Account Value being withdrawn or surrendered as a CDSC, if applicable. If you surrender your Annuity, in addition to any CDSC, we may deduct the Annual Maintenance Fee, any Tax Charge that applies and the charge for any optional benefits. We may also apply a Market Value Adjustment to any Fixed Allocations being withdrawn or surrendered. Certain amounts may be available to you each Annuity Year that are not subject to a CDSC. These are called "Free Withdrawals." Unless you notify us differently, withdrawals are taken pro-rata based on the Account Value in the investment options at the time we receive your withdrawal request. Each of these types of distributions is described more fully below.

 ARE THERE TAX IMPLICATIONS FOR DISTRIBUTIONS?
 (For more information, see "Tax Considerations.")

 During The Accumulation Period
 A distribution during the accumulation period is deemed to come first from any "gain" in your Annuity and second as a return of your "tax basis", if any. Distributions from your Annuity are generally subject to ordinary income taxation on the amount of any investment gain unless the distribution qualifies as a non-taxable exchange or transfer. If you take a distribution prior to the taxpayer's age 59 1/2, you may be subject to a 10% penalty in addition to ordinary income taxes on any gain. You may wish to consult a professional tax advisor for advice before requesting a distribution.

 During The Annuitization Period
 During the annuitization period, a portion of each annuity payment is taxed as ordinary income at the tax rate you are subject to at the time of the payment. The Code and regulations have "exclusionary rules" that we use to determine what portion of each annuity payment should be treated as a return of any tax basis you have in your Annuity. Once the tax basis in your Annuity has been distributed, the remaining annuity payments are taxable as ordinary income. The tax basis in your Annuity may be based on the tax-basis from a prior contract in the case of a 1035 exchange or other qualifying transfer.

 CAN I WITHDRAW A PORTION OF MY ANNUITY?
 Yes, you can make a withdrawal during the accumulation period.


  . To meet liquidity needs, you can withdraw a limited amount from your Annuity during each Annuity Year without application of any CDSC. We call this the "Free Withdrawal" amount. The Free Withdrawal amount is not available if you choose to surrender your Annuity. Amounts withdrawn as a Free Withdrawal do not reduce the amount of CDSC that may apply upon a subsequent withdrawal or surrender of your Annuity. The minimum Free Withdrawal you may request is $100.
  . You can also make withdrawals in excess of the Free Withdrawal amount. The minimum partial withdrawal you may request is $100.


 To determine if a CDSC applies to partial withdrawals, we:

 1. First determine what, if any, amounts qualify as a Free Withdrawal. These amounts are not subject to the CDSC.

 2. Next determine what, if any, remaining amounts are withdrawals of Purchase Payments. Amounts in excess of the Free Withdrawal amount will be treated as withdrawals of Purchase Payments unless all Purchase Payments have been previously withdrawn. These amounts are subject to the CDSC. Purchase Payments are withdrawn on a first in, first out basis.

 3. Withdraw any remaining amounts from any other Account Value. These amounts are not subject to the CDSC.

 You may request a withdrawal for an exact dollar amount after deduction of any CDSC that applies (called a "net withdrawal") or request a gross withdrawal from which we will deduct any CDSC that applies, resulting in less money being payable to you than the amount you requested. If you request a net withdrawal, the amount deducted from your Account Value to pay the CDSC may also be subject to a CDSC.

 Partial withdrawals may also be available following annuitization but only if you choose certain annuity payment options.

 To request the forms necessary to make a withdrawal from your Annuity, call 1-800-752-6342 or visit our Internet Website at www.americanskandia.prudential.com.

 HOW MUCH CAN I WITHDRAW AS A FREE WITHDRAWAL?
 The maximum Free Withdrawal amount during each Annuity Year is equal to 10% of all Purchase Payments that are subject to a CDSC. Withdrawals made within an Annuity Year reduce the Free Withdrawal amount available for the remainder of the Annuity Year. If you do not make a withdrawal during an Annuity Year, you are not allowed to carry over the Free Withdrawal amount to the next Annuity Year.

 CAN I MAKE PERIODIC WITHDRAWALS FROM MY ANNUITY DURING THE ACCUMULATION PERIOD? Yes. We call these "Systematic Withdrawals." You can receive Systematic Withdrawals of earnings only or a flat dollar amount. Systematic Withdrawals may be subject to a CDSC. We will determine whether a CDSC applies and the amount in the same way as we would for a partial withdrawal.

 Systematic Withdrawals can be made from Account Value allocated to the Sub-accounts or Fixed Allocations. Generally, Systematic Withdrawals from Fixed Allocations are limited to earnings accrued after the program of Systematic Withdrawals begins, or payments of fixed dollar amounts that do not exceed such earnings. Systematic Withdrawals are available on a monthly, quarterly, semi-annual or annual basis.

 The minimum amount for each Systematic Withdrawal is $100. If any scheduled Systematic Withdrawal is for less than $100 (which may occur under a program that provides payment of an amount equal to the earnings in your Annuity for the period requested), we may postpone the withdrawal and add the expected amount to the amount that is to be withdrawn on the next scheduled Systematic Withdrawal.


 DO YOU OFFER A PROGRAM FOR WITHDRAWALS UNDER SECTIONS 72(t) OF THE INTERNAL REVENUE CODE?
 Yes. If your Annuity is used as a funding vehicle for certain retirement plans that receive special tax treatment under Sections 401, 403(b), 408 or 408A of the Code, Section 72(t) of the Code may provide an exception to the 10% penalty tax on distributions made prior to age 59 1/2 if you elect to receive distributions as a series of "substantially equal periodic payments". Distributions received under these provisions in any Annuity Year that exceed the maximum amount available as a free withdrawal will be subject to any applicable CDSC. We may apply a Market Value Adjustment to any Fixed Allocations. To request a program that complies with Sections 72(t), you must provide us with certain required information in writing on a form acceptable to us. We may require advance notice to allow us to calculate the amount of 72(t) withdrawals. The Surrender Value of your Annuity must be at least $20,000 before we will allow you to begin a program for withdrawals under Sections 72(t). The minimum amount for any such withdrawal is $100 and payments may be made monthly, quarterly, semi-annually or annually.


 You may also annuitize your contract and begin receiving payments for the remainder of your life (or life expectancy) as a means of receiving income payments before age 59 1/2 that are not subject to the 10% penalty.


 WHAT ARE REQUIRED MINIMUM DISTRIBUTIONS AND WHEN WOULD I NEED TO MAKE THEM? (See "Tax Considerations" for a further discussion of Required Minimum Distributions.)

 Required Minimum Distributions are a type of Systematic Withdrawal we allow to meet distribution requirements under Sections 401, 403(b) or 408 of the Code. Required Minimum Distribution rules do not apply to Roth IRAs during the Owner's lifetime. Under the Code, you may be required to begin receiving periodic amounts from your Annuity. In such case, we will allow you to make Systematic Withdrawals in amounts that satisfy the Required Minimum Distribution rules under the Code. We do not assess a CDSC on Required Minimum Distributions from your Annuity if you are required by law to take such Required Minimum Distributions from your Annuity at the time it is taken. However, a CDSC (if applicable) may be assessed on that portion of a Systematic Withdrawal that is taken to satisfy the Required Minimum Distribution provisions in relation to other savings or investment plans under other qualified retirement plans not maintained with American Skandia.

 The amount of the Required Minimum Distribution for your particular situation may depend on other annuities, savings or investments. We will only calculate the amount of your Required Minimum Distribution based on the value of your Annuity. We require three (3) days advance written notice to calculate and process the amount of your payments. You may elect to have Required Minimum Distributions paid out monthly, quarterly, semi-annually or annually. The $100 minimum amount that applies to Systematic Withdrawals applies to monthly Required Minimum Distributions but does not apply to Required Minimum Distributions taken out on a quarterly, semi-annual or annual basis.

 You may also annuitize your contract and begin receiving payments for the remainder of your life (or life expectancy) as a continued means of receiving income payments and satisfying the Required Minimum Distribution provisions under the Code.


 CAN I SURRENDER MY ANNUITY FOR ITS VALUE?
 Yes. During the accumulation period you can surrender your Annuity at any time. Upon surrender, you will receive the Surrender Value. Upon surrender of your Annuity, you will no longer have any rights under the surrendered Annuity.

 For purposes of calculating any applicable CDSC on surrender, the Purchase Payments being withdrawn may be greater than your remaining Account Value or the amount of your withdrawal request. This is most likely to occur if you have made prior withdrawals under the Free Withdrawal provision or if your Account Value has declined in value due to negative market performance. In that scenario, we would determine the CDSC amount as the applicable percentage of the Purchase Payments being withdrawn, rather than as a percentage of the remaining Account Value or withdrawal request. Thus, the CDSC would be greater than if it were calculated as a percentage of remaining Account Value or withdrawal amount. We may apply a Market Value Adjustment to any Fixed Allocations.

 Under certain annuity payment options, you may be allowed to surrender your Annuity for its then current value.

 To request the forms necessary to surrender your Annuity, call 1-800-752-6342 or visit our Internet Website at www.americanskandia.prudential.com.

 WHAT IS A MEDICALLY-RELATED SURRENDER AND HOW DO I QUALIFY?

 Where permitted by law, you may request to surrender all or part of your Annuity prior to the Annuity Date without application of any otherwise applicable CDSC upon occurrence of a medically-related "Contingency Event" as described below. We may apply a Market Value Adjustment to any Fixed Allocations. If you request a full surrender, the amount payable will be your Account Value minus, with respect to Optimum Plus, (a) the amount of any Credits applied within 12 months prior to your request to surrender your Annuity under this provision; and (b) the amount of any Credits added in conjunction with any Purchase Payments received after our receipt of your request for a medically-related surrender (e.g. Purchase Payments received at such time pursuant to a salary reduction program). With respect to partial surrenders, we similarly reserve the right to take back Credits as described above.


 This waiver of any applicable CDSC is subject to our rules, including but not limited to the following:
  . The Annuitant must have been named or any change of Annuitant must have been accepted by us, prior to the "Contingency Event" described below in order to qualify for a medically-related surrender;
  . the Annuitant must be alive as of the date we pay the proceeds of such surrender request;
  . if the Owner is one or more natural persons, all such Owners must also be alive at such time;
  . we must receive satisfactory proof of the Annuitant's confinement in a Medical Care Facility or Fatal Illness in writing on a form satisfactory to us;

  . this option is not available if the total Purchase Payments received exceed $500,000 for all annuities issued by us with this benefit where the same person is named as Annuitant; and

  .   no additional Purchase Payments can be made to the Annuity


 A "Contingency Event" occurs if the Annuitant is:

  . first confined in a "Medical Care Facility" while your Annuity is in force and remains confined for at least 90 days in a row; or
  . first diagnosed as having a "Fatal Illness" while your Annuity is in force.

 The definitions of "Medical Care Facility" and "Fatal Illness," as well as additional terms and conditions, are provided in your Annuity. Specific details and definitions in relation to this benefit may differ in certain jurisdictions.

 WHAT TYPES OF ANNUITY OPTIONS ARE AVAILABLE?

 We currently make available annuity options that provide fixed annuity payments, or adjustable annuity payments. Your Annuity provides certain fixed annuity payment options. We do not guarantee to continue to make available or any other option other than the fixed annuity payment options set forth in your Annuity. Fixed options provide the same amount with each payment. Adjustable options provide a fixed payment that is periodically adjusted based on current interest rates. Please refer to the "Guaranteed Minimum Income Benefit," the "Lifetime Five Income Benefit, the Spousal Lifetime Five Income Benefit and the Highest Daily Lifetime Five Income Benefit," under "Living Benefits" below for a description of annuity options that are available when you elect these benefits. For additional information on annuity payment options you may request a Statement of Additional Information.

 When you purchase an Annuity, or at a later date, you may choose an Annuity Date, an annuity option and the frequency of annuity payments. You may change your choices before the Annuity Date under the terms of your contract. A maximum Annuity Date may be required by law or under the terms of your Annuity. The Annuity Date may depend on the annuity option you choose. Certain annuity options may not be available depending on the age of the Annuitant. See section below entitled "How and When Do I Choose the Annuity Payment Option?"


 Certain of these annuity options may be available to Beneficiaries who choose to receive the Death Benefit proceeds as a series of payments instead of a lump sum payment.

 Please note, with respect to Optimum Plus, you may not annuitize within the first three Annuity Years and with respect to Optimum and Optimum Four, you may not annuitize within the first Annuity Year.

 Option 1

 Payments for Life: Under this option, income is payable periodically until the death of the "key life". The "key life" (as used in this section) is the person or persons upon whose life annuity payments are based. No additional annuity payments are made after the death of the key life. Since no minimum number of payments is guaranteed, this option offers the largest amount of periodic payments of the life contingent annuity options. It is possible that only one payment will be payable if the death of the key life occurs before the date the second payment was due, and no other payments nor death benefits would be payable. Under this option, you cannot make a partial or full surrender of the annuity.


 Option 2

 Payments Based on Joint Lives: Under this option, income is payable periodically during the joint lifetime of two key lives, and thereafter during the remaining lifetime of the survivor, ceasing with the last payment prior to the survivor's death. No minimum number of payments is guaranteed under this option. It is possible that only one payment will be payable if the death of all the key lives occurs before the date the second payment was due, and no other payments or death benefits would be payable. Under this option, you cannot make a partial or full surrender of the annuity.


 Option 3

 Payments for Life with a Certain Period: Under this option, income is payable until the death of the key life. However, if the key life dies before the end of the period selected (5, 10 or 15 years), the remaining payments are paid to the Beneficiary until the end of such period. Under this option, you cannot make a partial or full surrender of the annuity.


 Option 4
 Fixed Payments for a Certain Period: Under this option, income is payable periodically for a specified number of years. If the payee dies before the end of the specified number of years, the remaining payments are paid to the Beneficiary until the end of such period. Note that under this option, payments are not based on any assumptions of life expectancy. Therefore, that portion of the Insurance Charge assessed to cover the risk that key lives outlive our expectations provides no benefit to an Owner selecting this option. Under this option, you cannot make a partial or full surrender of the annuity.


 We may make different annuity payment options available in the future. We do not guarantee to continue to make available any other option other than the fixed annuity payment options set forth in your contract.


 HOW AND WHEN DO I CHOOSE THE ANNUITY PAYMENT OPTION?
 Unless prohibited by law, we require that you elect either a life annuity or an annuity with a certain period of at least 5 years if any CDSC would apply were you to surrender your Annuity on the Annuity Date. Certain annuity payment options may not be available if your Annuity Date occurs during the period that a CDSC would apply.


 You have a right to choose your Annuity Date provided it is no later than the maximum Annuity Date that may be required by law or under the terms of your Annuity.

 For Annuities issued prior to November 20, 2006:
  . if you do not provide us with your Annuity Date, a default date for the Annuity Date will be the first day of the calendar month following the later of the Annuitant's 85/th/ birthday or the fifth anniversary of our receipt of your request to purchase an Annuity; and
  . unless you instruct us otherwise, the annuity payments, where allowed by law, will be calculated on a fixed basis under Option 3, Payments for Life with 10 years certain.

 For Annuities issued on or after November 20, 2006:
  . Unless we agree otherwise, the Annuity Date you choose must be no later than the first day of the calendar month coinciding with or next following the later of: (a) the oldest Owner's or Annuitant's 95/th/ birthday, whichever occurs first, and (b) the fifth anniversary of the Issue Date. Certain states may have different requirements based on applicable laws.
  . If you do not provide us with your Annuity Date, the maximum date as described above will be the default date; and, unless you instruct us otherwise, we will pay you the annuity payments and the annuity payments, where allowed by law, will be calculated on a fixed basis under Option 3, Payments for Life with 10 years certain


 If you choose to defer the Annuity Date beyond the default date, the IRS may not consider your contract to be an annuity under the tax law. If that should occur, all gain in your Annuity at that time will become immediately taxable to you. Further, each subsequent year's increase in Account Value would be taxable in that year. By choosing to continue to defer after the default date, you will assume the risk that your Annuity will not be considered an annuity for federal income tax purposes.


 Please note that annuitization essentially involves converting your Account Value to an annuity payment stream, the length of which depends on the terms of the applicable annuity option. Thus, once annuity payments begin, your death benefit is determined solely under the terms of the applicable annuity payment option, and you no longer participate in any optional living benefit (unless you have annuitized under that benefit).

 HOW ARE ANNUITY PAYMENTS CALCULATED?


 Fixed Annuity Payments

 If you choose to receive fixed annuity payments, you will receive equal fixed-dollar payments throughout the period you select. The amount of the fixed payment will vary depending on the annuity payment option and payment frequency you select. Generally, the first annuity payment is determined by multiplying the Account Value, minus any state premium taxes that may apply, by the factor determined from our table of annuity rates. The table of annuity rates differs based on the type of annuity chosen and the frequency of payment selected. Our rates will not be less than our guaranteed minimum rates. These guaranteed minimum rates are derived from the a2000 Individual Annuity Mortality Table with an assumed interest rate of 3% per annum. Where required by law or regulation, such annuity table will have rates that do not differ according to the gender of the key life. Otherwise, the rates will differ according to the gender of the key life.



 Adjustable Annuity Payments
 We may make an adjustable annuity payment option available. Adjustable annuity payments are calculated similarly to fixed annuity payments except that on every fifth (5/th/) anniversary of receiving annuity payments, the annuity payment amount is adjusted upward or downward depending on the rate we are currently crediting to annuity payments. The adjustment in the annuity payment amount does not affect the duration of remaining annuity payments, only the amount of each payment.

                            LIVING BENEFIT PROGRAMS

 DO YOU OFFER PROGRAMS DESIGNED TO PROVIDE INVESTMENT PROTECTION FOR OWNERS WHILE THEY ARE ALIVE?

 American Skandia offers different optional benefits, for an additional charge, that can provide investment protection for Owners while they are alive. Notwithstanding the additional protection provided under the optional Living Benefit Programs, the additional cost has the impact of reducing net performance of the investment options. Each optional benefit offers a distinct type of guarantee, regardless of the performance of the Sub-accounts, that may be appropriate for you depending on the manner in which you intend to make use of your Annuity while you are alive. Depending on which optional benefit you choose, you can have flexibility to invest in the Sub-accounts while:

..   protecting a principal amount from decreases in value as of specified future dates due to investment performance;
..   taking withdrawals with a guarantee that you will be able to withdraw not less than a principal amount over time;
..   guaranteeing a minimum amount of growth will be applied to your principal, if it is to be used as the basis for certain types of lifetime income payments; or
..   providing spousal continuation of certain benefits.


 The "living benefits" that American Skandia offers are the Guaranteed Return Option Plus (GRO Plus), the Guaranteed Minimum Withdrawal Benefit (GMWB), the Guaranteed Minimum Income Benefit (GMIB), the Lifetime Five Income Benefit, the Spousal Lifetime Five Income Benefit and the Highest Daily Lifetime Five Income Benefit. Please refer to the benefit descriptions that follow for a complete description of the terms, conditions and limitations of each optional benefit. Investment restrictions apply if you elect certain optional living benefits. You should consult with your Financial Professional to determine if any of these optional benefits may be appropriate for you based on your financial needs. There are many factors to consider, but we note that among them you may want to evaluate the tax implications of these different approaches to meeting your needs, both between these benefits and in comparison to other potential solutions to your needs (e.g., comparing the tax implications of the withdrawal benefit and annuity payments).


 GUARANTEED RETURN OPTION PLUS/SM/ (GRO PLUS/SM/)


 The Guaranteed Return Option Plus described below is only being offered in those jurisdictions where we have received regulatory approval, and will be offered subsequently in other jurisdictions when we receive regulatory approval in those jurisdictions. Certain terms and conditions may differ between jurisdictions once approved. The program can be elected by new purchasers on the Issue Date of their Annuity, and can be elected by existing Annuity Owners on either the anniversary of the Issue Date of their Annuity or on a date other than that anniversary, as described below under "Election of the Program". The Guaranteed Return Option Plus is not available if you elect the Guaranteed Return Option program (and it is currently active), the Guaranteed Minimum Withdrawal Benefit, the Guaranteed Minimum Income Benefit, the Lifetime Five Income Benefit, the Spousal Lifetime Five Income Benefit, the Highest Daily Value Death Benefit, the Highest Daily Lifetime Five Income Benefit, or the Dollar Cost Averaging program if it involves transfers out of the Fixed Allocations.


 We offer a program that, after a seven-year period following commencement of the program (we refer to the end of that period and any applicable subsequent period as the "maturity date") and on each anniversary of the maturity date thereafter while the program remains in effect, guarantees your Account Value will not be less than your Account Value on the effective date of your program (called the "Protected Principal Value"). The program also offers you the opportunity to elect a second, enhanced guaranteed amount at a later date if your Account Value has increased, while preserving the guaranteed amount established on the effective date of your program. The enhanced guaranteed amount (called the "Enhanced Protected Principal Value") guarantees that, after a separate period following election of the enhanced guarantee and on each anniversary thereafter while this enhanced guarantee amount remains in effect, your Account Value will not be less than your Account Value on the effective date of your election of the enhanced guarantee.

 The program monitors your Account Value daily and, if necessary, systematically transfers amounts between the Sub-accounts you choose and Fixed Allocations used to support the Protected Principal Value(s). The program may be appropriate if you wish to protect a principal amount against market downturns as of a specific date in the future, but also wish to invest in the Sub-accounts to participate in market performance. There is an additional charge if you elect the Guaranteed Return Option Plus program.

 The guarantees provided by the program exist only on the applicable maturity date(s) and on each anniversary of the maturity date(s) thereafter. However, due to the ongoing monitoring of your Account Value and the transfer of Account Value between the Sub-accounts and the Fixed Allocations to support our future guarantees, the program may provide some protection from significant market losses if you choose to surrender your Annuity or begin receiving annuity payments prior to a maturity date. For this same reason, the program may limit your ability to benefit from market increases while it is in effect.

 Key Feature - Protected Principal
 Value/Enhanced Protected Principal Value
 The Guaranteed Return Option Plus offers a base guarantee as well as the option of electing an enhanced guarantee at a later date.

  . Base Guarantee: Under the base guarantee, American Skandia guarantees that on the maturity date and on each anniversary of the maturity date thereafter that the program remains in effect, your Account Value will be no less than the Protected Principal Value. On the maturity date and on each anniversary after the maturity date that the program remains in effect, if your Account Value is below the Protected Principal Value, American Skandia will apply additional amounts to your Annuity from its general account to increase your Account Value to be equal to the Protected Principal Value.

  . Enhanced Guarantee: On any anniversary following commencement of the program, you can establish an enhanced guaranteed amount based on your current Account Value. Under the enhanced guarantee, American Skandia guarantees that at the end of a specified period following the election of the enhanced guarantee (also referred to as its "maturity date"), and on each anniversary of the maturity date thereafter that the enhanced guaranteed amount remains in effect, your Account Value will be no less than the Enhanced Protected Principal Value. You can elect an enhanced guarantee more than once; however, a subsequent election supersedes the prior election of an enhanced guarantee. Election of an enhanced guarantee does not impact the base guarantee. In addition, you may elect an "auto step-up" feature that will automatically create an enhanced guarantee (or increase your enhanced guarantee, if previously elected) on each anniversary of the program (and create a new maturity period for the new enhanced guarantee) if the Account Value as of that anniversary exceeds the Protected Principal Value or Enhanced Protected Principal Value by 7% or more. You may also elect to terminate an enhanced guarantee. If you elect to terminate the enhanced guarantee, the base guarantee will remain in effect. If you have elected the enhanced guarantee, on the guarantee's maturity date and on each anniversary of the maturity date thereafter that the enhanced guarantee amount remains in effect, if your Account Value is below the Enhanced Protected Principal Value, American Skandia will apply additional amounts to your Annuity from its general account to increase your Account Value to be equal to the Enhanced Protected Principal Value.

 Any amounts added to your Annuity to support our guarantees under the program will be applied to any Fixed Allocations first and then to the Sub-accounts pro-rata, based on your most recent allocation instructions in accordance with the allocation mechanism we use under the program. We will notify you of any amounts added to your Annuity under the program. If our assumptions are correct and the operations relating to the administration of the program work properly, we do not expect that we will need to add additional amounts to your Annuity. The Protected Principal Value is referred to as the "Base Guarantee" and the Enhanced Protected Principal Value is referred to as the "Step-up Guarantee" in the rider we issue for this benefit.

 Withdrawals under your Annuity
 Withdrawals from your Annuity, while the program is in effect, will reduce the base guarantee under the program as well as any enhanced guarantee. Cumulative annual withdrawals up to 5% of the Protected Principal Value as of the effective date of the program (adjusted for any subsequent Purchase Payments and, with respect to Optimum Plus, any Credits applied to such Purchase Payments) will reduce the applicable guaranteed amount by the actual amount of the withdrawal (referred to as the "dollar-for-dollar limit"). If the amount withdrawn is greater than the dollar-for-dollar limit, the portion of the withdrawal equal to the dollar-for-dollar limit will be treated as described above, and the portion of the withdrawal in excess of the dollar-for-dollar limit will reduce the base guarantee and the enhanced guarantee proportionally, according to the formula as described in the rider for this benefit (see the examples of this calculation below). Withdrawals other than Systematic Withdrawals will be taken pro-rata from the Sub-accounts and any Fixed Allocations. Systematic Withdrawals will be taken pro-rata from the Sub-accounts and any Fixed Allocations up to growth attributable to the Fixed Allocations and thereafter pro-rata solely from the Sub-accounts. Withdrawals will be subject to all other provisions of your Annuity, including any Contingent Deferred Sales Charge and Market Value Adjustment that would apply.

 Charges for other optional benefits under your Annuity that are deducted as an annual charge in arrears will not reduce the applicable guaranteed amount under the Guaranteed Return Option Plus program and any third party investment advisory service will be treated as withdrawals and will reduce the applicable guaranteed amount.

 The following examples of dollar-for-dollar and proportional reductions assume that: 1.) the Issue Date and the effective date of the GRO Plus/SM/ program are October 13, 2004; 2.) an initial Purchase Payment of $250,000 (includes any Credits under Optimum Plus); 3.) a base guarantee amount of $250,000; and 4.) a dollar-for-dollar limit of $12,500 (5% of $250,000). The values set forth here are purely hypothetical and do not reflect the charge for GRO Plus or other fees and charges.

 Example 1. Dollar-For-Dollar Reduction
 A $10,000 withdrawal is taken on November 29, 2004 (in the first Annuity
 Year). No prior withdrawals have been taken. As the amount withdrawn is less than the Dollar-for-dollar Limit:
..   The base guarantee amount is reduced by the amount withdrawn (i.e., by
    $10,000, from $250,000 to $240,000).

..   The remaining dollar-for-dollar limit ("Remaining Limit") for the balance of the first Annuity Year is also reduced by the amount withdrawn (from $12,500 to $2,500).

 Example 2. Dollar-For-Dollar and Proportional Reductions
 A second $10,000 withdrawal is taken on December 18, 2004 (still within the first Annuity Year). The Account Value immediately before the withdrawal is $180,000. As the amount withdrawn exceeds the Remaining Limit of $2,500 from Example 1:
..   the base guarantee amount is first reduced by the Remaining Limit (from
    $240,000 to $237,500);
..   The result is then further reduced by the ratio of A to B, where:


   - A is the amount withdrawn less the Remaining Limit ($10,000 - $2,500, or $7,500).
   - B is the Account Value less the Remaining Limit ($180,000 - $2,500, or $177,500).


 The resulting base guarantee amount is: $237,500 X (1 - $7,500 / $177,500), or $227,464.79.

       . The Remaining Limit is set to zero (0) for the balance of the first Annuity Year.

 Example 3. Reset of the Dollar-For-Dollar Limit
 A $10,000 withdrawal is made on December 19, 2005 (second Annuity Year). The Remaining Limit has been reset to the dollar-for-dollar limit of $12,500. As the amount withdrawn is less than the dollar-for-dollar limit:
  . The base guarantee amount is reduced by the amount withdrawn (i.e., reduced by $10,000, from $227,464.79 to $217,464.79).
  . The Remaining Limit for the balance of the second Annuity Year is also reduced by the amount withdrawn (from $12,500 to $2,500).

 Key Feature - Allocation of Account Value
 Account Value is transferred to and maintained in Fixed Allocations to the extent we, in our sole discretion, deem it is necessary to support our guarantee(s) under the program. We monitor fluctuations in your Account Value each Valuation Day, as well as the prevailing interest rates on Fixed Allocations, the remaining duration(s) until the applicable maturity date(s) and the amount of Account Value allocated to Fixed Allocation(s) relative to a "reallocation trigger", which determines whether Account Value must be transferred to or from Fixed Allocation(s). While you are not notified when your Account Value reaches a reallocation trigger, you will receive a confirmation statement indicating the transfer of a portion of your Account Value either to or from Fixed Allocation(s).

       . If your Account Value is greater than or equal to the reallocation trigger, your Account Value in the Sub-accounts will remain allocated according to your most recent instructions. If a portion of Account Value was previously allocated to a Fixed Allocation to support the applicable guaranteed amount, all or a portion of those amounts may be transferred from the Fixed Allocation and re-allocated to the Sub-accounts pro-rata according to your most recent allocation instructions (including the model allocations under any asset allocation program you may have elected). A Market Value Adjustment will apply when we reallocate Account Value from a Fixed Allocation to the Sub-accounts, which may result in a decrease or increase in your Account Value.

       . If your Account Value is less than the reallocation trigger, a portion of your Account Value in the Sub-accounts will be transferred from the Sub-accounts pro-rata according to your allocations to a new Fixed Allocation(s) to support the applicable guaranteed amount. The new Fixed Allocation(s) will have a Guarantee Period equal to the time remaining until the applicable maturity date(s). The Account Value allocated to the new Fixed Allocation(s) will be credited with the fixed interest rate(s) then being credited to a new Fixed Allocation(s) maturing on the applicable maturity date(s) (rounded to the next highest yearly duration). The Account Value will remain invested in each applicable Fixed Allocation until the applicable maturity date unless, at an earlier date, your Account Value is greater than or equal to the reallocation trigger and, therefore, amounts can be transferred to the Sub-accounts while maintaining the guaranteed protection under the program (as described above).

 If a significant amount of your Account Value is systematically transferred to Fixed Allocations to support the Protected Principal Value and/or the Enhanced Protected Principal Value during periods of market declines, low interest rates, and/or as the program nears its maturity date, less of your Account Value may be available to participate in the investment experience of the Sub-accounts if there is a subsequent market recovery. During periods closer to the maturity date of the base guarantee or any enhanced guarantee, or any anniversary of such maturity date(s), a significant portion of your Account Value may be allocated to Fixed Allocations to support any applicable guaranteed amount(s). If your Account Value is less than the reallocation trigger and new Fixed Allocations must be established during periods where the interest rate(s) being credited to such Fixed Allocations is low, a larger portion of your Account Value may need to be transferred to Fixed Allocations to support the applicable guaranteed amount(s), causing less of your Account Value to be available to participate in the investment experience of the Sub-accounts.

 Separate Fixed Allocations may be established in support of the Protected Principal Value and the Enhanced Protected Principal Value (if elected). There may also be circumstances when a Fixed Allocation will be established only in support of the Protected Principal Value or the Enhanced Protected Principal Value. If you elect an enhanced guarantee, it is more likely that a portion of your Account Value may be allocated to Fixed Allocations and will remain allocated for a longer period of time to support the Enhanced Protected Principal Value, even during a period of positive market performance and/or under circumstances where Fixed Allocations would not be necessary to support the Protected Principal Value. Further, there may be circumstances where Fixed Allocations in support of the Protected Principal Value or Enhanced Protected Principal Value are transferred to the Sub-accounts differently than each other because of the different guarantees they support.

 American Skandia uses an allocation mechanism based on assumptions of expected and maximum market volatility, interest rates and time left to the maturity of the program to determine the reallocation trigger. The allocation mechanism is used to determine the allocation of Account Value between Fixed Allocations and the Sub-accounts you choose. American Skandia reserves the right to change the allocation mechanism and the reallocation trigger at its discretion, subject to regulatory approval where required. Changes to the allocation mechanism and/or the reallocation trigger may be applied to existing programs where allowed by law.

 Election of the Program
 The Guaranteed Return Option Plus program can be elected at the time that you purchase your Annuity, or on any Valuation Day thereafter (prior to annuitization). If you elect the program after the Issue Date of your Annuity, the program will be effective as of the Valuation Day that we receive the required documentation in good order at our home office, and the guaranteed amount will be based on your Account Value as of that date. If you previously elected the Guaranteed Return Option program and wish to elect the Guaranteed Return Option Plus program, your prior Guaranteed Return Option program will be terminated. Termination of the Guaranteed Return Option for the purpose of electing the Guaranteed Return Option Plus will be treated as any other termination of the Guaranteed Return Option (see below), including the termination of any guaranteed amount, and application of any applicable Market Value Adjustment when amounts are transferred to the Sub-accounts as a result of the termination. The Guaranteed Return Option Plus program will then be added to your Annuity based on the current Account Value.

 Termination of the Program

 You can elect to terminate the enhanced guarantee but maintain the protection provided by the base guarantee. You also can terminate the Guaranteed Return Option Plus program entirely. If you terminate the program entirely, you can subsequently elect to participate in the program again (based on the Account Value on that date) by furnishing the documentation we require. In a rising market, you could, for example, terminate the program on a given Valuation Day and two weeks later reinstate the program with a higher base guarantee (and a new maturity date). However, your ability to reinstate the program is limited by the following: (A) in any Annuity Year, we do not permit more than two program elections (including any election made effective on the Annuity issue date and any election made by a surviving spouse) and (B) a program reinstatement cannot be effected on the same Valuation Day on which a program termination was effected. Upon termination, any Account Value in the Fixed Allocations will be transferred to the Sub-accounts pro-rata based on the Account Values in such Sub-accounts, or in accordance with any effective asset allocation program. A Market Value Adjustment will apply.


 The program will terminate automatically upon: (a) the death of the Owner or the Annuitant (in an entity owned contract); (b) as of the date Account Value is applied to begin annuity payments; or (c) upon full surrender of the Annuity. If you elect to terminate the program, the Guaranteed Return Option Plus will no longer provide any guarantees. The surviving spouse may elect the benefit at any time, subject to the limitations described above, after the death of the Annuity Owner. The surviving spouse's election will be effective on the Valuation Day that we receive the required documentation in good order at our home office, and the Account Value on that Valuation Day will be the Protected Principal Value.

 The charge for the Guaranteed Return Option Plus program will no longer be deducted from your Account Value upon termination of the program.

 Special Considerations under the Guaranteed Return Option Plus
 This program is subject to certain rules and restrictions, including, but not limited to the following:
..   Upon inception of the program, 100% of your Account Value must be allocated to the Sub-accounts. No Fixed Allocations may be in effect as of the date that you elect to participate in the program. However, the reallocation trigger may transfer Account Value to Fixed Allocations as of the effective date of the program under some circumstances.
..   You cannot allocate any portion of Purchase Payments (including any Credits applied to such Purchase Payments under Optimum Plus) or transfer Account Value to or from a Fixed Allocation while participating in the program; however, all or a portion of any Purchase Payments (including any Credits applied to such Purchase Payments under Optimum Plus) may be allocated by us to Fixed Allocations to support the amount guaranteed. You cannot participate in any dollar cost averaging program that transfers Account Value from a Fixed Allocation to a Sub-account.
..   Transfers from Fixed Allocations made as a result of the allocation mechanism under the program will be subject to the Market Value Adjustment formula under an Annuity; however, the 0.10% liquidity factor in the formula will not apply. A Market Value Adjustment may be either positive or negative. Transfer amounts will be taken from the most recently established Fixed Allocation.

..   Transfers from the Sub-accounts to Fixed Allocations or from Fixed
    Allocations to the Sub-accounts under the program will not count toward the maximum number of free transfers allowable under an Annuity.
..   Any amounts applied to your Account Value by American Skandia on the maturity date or any anniversary of the maturity date will not be treated as "investment in the contract" for income tax purposes.


..   Low interest rates may require allocation to Fixed Allocations even when the current Account Value exceeds the guarantee.
..   As the time remaining until the applicable maturity date gradually decreases the program will become increasingly sensitive to moves to Fixed Allocations.
..   We currently limit the Sub-accounts in which you may allocate Account Value if you participate in this program. We reserve the right to transfer any Account Value in a prohibited investment option to an eligible investment option. Should we prohibit access to any investment option, any transfers required to move Account Value to eligible investment options will not be counted in determining the number of free transfers during an Annuity Year. We may also require that you allocate your Account Value according to an asset allocation model.

 Charges under the Program

 We currently deduct a charge equal to 0.25% of the average daily net assets of the Sub-accounts for participation in the Guaranteed Return Option Plus program. The annual charge is deducted daily. The charge is deducted to compensate American Skandia for: (a) the risk that your Account Value on the maturity date is less than the amount guaranteed; and (b) administration of the program.

 If you elect the Enhanced Guarantee under the program, and on the date you elect to step-up, the charges under the program have changed for new purchases, your program may be subject to the new charge level


 GUARANTEED RETURN OPTION (GRO)


 The Guaranteed Return Option described below is offered only in those jurisdictions where we have not yet received regulatory approval for the Guaranteed Return Option Plus as of the date the election of the option is made. Certain terms and conditions may differ between jurisdictions. The program can be elected by new purchasers on the Issue Date of their Annuity, and can be elected by existing Annuity Owners on either the anniversary of the Issue Date of their Annuity or on a date other than that anniversary, as described below under "Election of the Program". The Guaranteed Return Option is not available if you elect the GRO Plus, the Guaranteed Minimum Withdrawal Benefit, the Guaranteed Minimum Income Benefit, the Lifetime Five Income Benefit, the Spousal Lifetime Five Income Benefit, the Highest Daily Lifetime Five Income Benefit, the Highest Daily Value Death Benefit, or the Dollar Cost Averaging program if it involves transfers out of the Fixed Allocations.


 We offer a program that, after a seven-year period following commencement of the program (we refer to the end of that period as the "maturity date") guarantees your Account Value will not be less than your Account Value on the effective date of your program (called the "Protected Principal Value").

 The program monitors your Account Value daily and, if necessary, systematically transfers amounts between the Sub-accounts you choose and the Fixed Allocation used to support the Protected Principal Value. The program may be appropriate if you wish to protect a principal amount against market downturns as of a specific date in the future, but also wish to invest in the Sub-accounts to participate in market performance. There is an additional charge if you elect the Guaranteed Return Option program.

 The guarantee provided by the program exists only on the applicable maturity date. However, due to the ongoing monitoring of your Account Value and the transfer of Account Value between the Sub-accounts and the Fixed Allocation to support our future guarantee, the program may provide some protection from significant market losses if you choose to surrender your Annuity or begin receiving annuity payments prior to a maturity date. For this same reason, the program may limit your ability to benefit from market increases while it is in effect.

 Key Feature - Protected Principal Value
 Under the GRO option, American Skandia guarantees that on the maturity date, your Account Value will be no less than the Protected Principal Value. On the maturity date if your Account Value is below the Protected Principal Value, American Skandia will apply additional amounts to your Annuity from its general account to increase your Account Value to be equal to the Protected Principal Value. Any amounts added to your Annuity to support our guarantee under the program will be applied to the Fixed Allocation first and then to the Sub-accounts pro rata, based on your most recent allocation instructions in accordance with the allocation mechanism we use under the program. We will notify you of any amounts added to your Annuity under the program. If our assumptions are correct and the operations relating to the administration of the program work properly, we do not expect that we will need to add additional amounts to an Annuity. The Protected Principal Value is generally referred to as the "Guaranteed Amount" in the rider we issue for this benefit.

 Key Feature - Allocation of Account Value
 Account Value is transferred to and maintained in a Fixed Allocation to the extent we, in our sole discretion, deem it is necessary to support our guarantee under the program. We monitor fluctuations in your Account Value each Valuation Day, as well as the prevailing interest rate on the Fixed Allocation, the remaining duration until the applicable maturity date and the amount of Account Value allocated to the Fixed Allocation relative to a "reallocation trigger", which determines whether Account Value must be transferred to or from the Fixed Allocation while you are not notified when your Account Value reaches a reallocation trigger, you will receive a confirmation statement indicating the transfer of a portion of your Account Value either to or from the Fixed Allocation.

  . If your Account Value is greater than or equal to the reallocation trigger, your Account Value in the Sub-accounts will remain allocated according to your most recent instructions. If a portion of Account Value was previously allocated to the Fixed Allocation to support the guaranteed amount, all or a portion of those amounts may be transferred from the Fixed Allocation and re-allocated to the Sub-accounts pro-rata according to your most recent allocation instructions (including the model allocations under any asset allocation program you may have elected). A Market Value Adjustment will apply when we reallocate Account Value from the Fixed Allocation to the Sub-accounts, which may result in a decrease or increase in your Account Value.

  . If your Account Value is less than the reallocation trigger, a portion of your Account Value in the Sub-accounts will be transferred from your Sub-accounts pro-rata according to your allocations to a new Fixed Allocation to support the guaranteed amount. The new Fixed Allocation will have a Guarantee Period equal to the time remaining until the applicable maturity date. The Account Value allocated to the new Fixed Allocation will be credited with the fixed interest rate then being credited to a new Fixed Allocation maturing on the applicable maturity date (rounded to the next highest yearly duration). The Account Value will remain invested in the Fixed Allocation until the maturity date unless, at an earlier date, your Account Value is greater than or equal to the reallocation trigger and, therefore, amounts can be transferred to the Sub-accounts while maintaining the guaranteed protection under the program (as described above).

 If a significant amount of your Account Value is systematically transferred to the Fixed Allocation to support the Protected Principal Value during periods of market declines, low interest rates, and/or as the program nears its maturity date, less of your Account Value may be available to participate in the investment experience of the Sub-accounts if there is a subsequent market recovery. During periods closer to the maturity date of the guarantee a significant portion of your Account Value may be allocated to the Fixed Allocation to support any applicable guaranteed amount. If your Account Value is less than the reallocation trigger and a new Fixed Allocation must be established during periods where the interest rate being credited to such Fixed Allocation is low, a larger portion of your Account Value may need to be transferred to the Fixed Allocation to support the guaranteed amount, causing less of your Account Value to be available to participate in the investment experience of the Sub-accounts.

 American Skandia uses an allocation mechanism based on assumptions of expected and maximum market volatility, interest rates and time left to the maturity of the program to determine the reallocation trigger. The allocation mechanism is used to determine the allocation of Account Value between the Fixed Allocation and the Sub-accounts you choose. American Skandia reserves the right to change the allocation mechanism and the reallocation trigger at its discretion, subject to regulatory approval where required. Changes to the allocation mechanism and/or the reallocation trigger may be applied to existing programs where allowed by law.

 Election of the Program
 The Guaranteed Return Option can be elected at the time that you purchase your Annuity, or on any Valuation Day thereafter (prior to annuitization). If you elect the program after the Issue Date of your Annuity, the program will be effective as of the Valuation Day that we receive the required documentation in good order at our home office, and the Protected Principal Value will be based on your Account Value as of that date.

 Restart of the Program
 Once each Annuity Year you may request to restart the Program. Such a request is an election by you to terminate the existing Program and start a new one. Restarts only take effect on anniversaries of the Issue Date. To make such a request for a restart, you must notify us. If we accept your request, we then terminate the existing Program as of that valuation period, if it is an anniversary of the Issue Date, or, if not, as of the next following anniversary of the Issue Date. The new Program starts at that time. The initial Protected Principal Value for the new Program is the Account Value as of the effective date of the new Program. Unless you tell us otherwise, the duration of the new Program will be the same as that for the existing Program. However, if we do not then make that duration available, you must elect from those we make available at that time.

 As part of terminating the existing Program, we transfer any amounts in Fixed Allocations, subject to a Market Value Adjustment, to the Sub-accounts on a pro-rata basis. If your entire Account Value was then in Fixed Allocations, you must first provide us instructions as to how to allocate the transferred Account Value among the Sub-accounts.

 Termination of the Program
 The Annuity Owner also can terminate the Guaranteed Return Option program. Upon termination, any Account Value in the Fixed Allocation will be transferred to the Sub-accounts pro-rata based on the Account Values in such Sub-accounts, or in accordance with any effective asset allocation program. A Market Value Adjustment will apply.

 The program will terminate automatically upon: (a) the death of the Owner or the Annuitant (in an entity owned contract); (b) as of the date Account Value is applied to begin annuity payments; or (c) upon full surrender of your Annuity. If you elect to terminate the program, the Guaranteed Return Option will no longer provide any guarantees. If the surviving spouse assumes your Annuity, he/ she may re-elect the benefit on any anniversary of the Issue Date of the Annuity or, if the deceased Owner had not previously elected the benefit, may elect the benefit at any time. The surviving spouse's election will be effective on the Valuation Day that we receive the required documentation in good order at our home office, and the Account Value on that Valuation Day will be the Protected Principal Value.

 The charge for the Guaranteed Return Option program will no longer be deducted from your Account Value upon termination of the program.

 Special Considerations under the Guaranteed Return Option
 This program is subject to certain rules and restrictions, including, but not limited to the following:
..   Upon inception of the program, 100% of your Account Value must be allocated to the Sub-accounts. The Fixed Allocation may not be in effect as of the date that you elect to participate in the program. However, the reallocation trigger may transfer Account Value to the Fixed Allocation as of the effective date of the program under some circumstances.
..   Annuity Owners cannot allocate any portion of Purchase Payments (including any Credits applied to such Purchase Payments under Optimum Plus) or transfer Account Value to or from the Fixed Allocation while participating in the program; however, all or a portion of any Purchase Payments (including any Credits applied to such Purchase Payments under Optimum
    Plus) may be allocated by us to the Fixed Allocation to support the amount guaranteed. You cannot participate in any dollar cost averaging program that transfers Account Value from a Fixed Allocation to a Sub-account.
..   Transfers from the Fixed Allocation made as a result of the allocation mechanism under the program will be subject to the Market Value Adjustment formula under an Annuity; however, the 0.10% liquidity factor in the formula will not apply. A Market Value Adjustment may be either positive or negative. Transfer amounts will be taken from the most recently established Fixed Allocation.
..   Transfers from the Sub-accounts to the Fixed Allocation or from the Fixed
    Allocation to the Sub-accounts under the program will not count toward the maximum number of free transfers allowable under an Annuity.
..   Any amounts applied to your Account Value by American Skandia on the maturity date or any anniversary of the maturity date will not be treated as "investment in the contract" for income tax purposes.
..   Low interest rates may require allocation to the Fixed Allocation even when the current Account Value exceeds the guarantee.
..   As the time remaining until the applicable maturity date gradually decreases the program will become increasingly sensitive to moves to the Fixed Allocation.
..   We currently limit the Sub-accounts in which you may allocate Account Value if you participate in this program. We reserve the right to transfer any Account Value in a prohibited investment option to an eligible investment option. Should we prohibit access to any investment option, any transfers required to move Account Value to eligible investment options will not be counted in determining the number of free transfers during an Annuity Year. We may also require that you allocate your Account Value according to an asset allocation model.

 Charges under the Program

 We deduct a charge equal to 0.25% of the average daily net assets of the Sub-accounts for participation in the Guaranteed Return Option program. The annual charge is deducted daily. The charge is deducted to compensate American Skandia for: (a) the risk that your Account Value on the maturity date is less than the amount guaranteed; and (b) administration of the program.


 GUARANTEED MINIMUM WITHDRAWAL BENEFIT (GMWB)


 The Guaranteed Minimum Withdrawal Benefit program described below is only being offered in those jurisdictions where we have received regulatory approval and will be offered subsequently in other jurisdictions when we receive regulatory approval in those jurisdictions. Certain terms and conditions may differ between jurisdictions once approved. Currently, the program can only be elected by new purchasers on the Issue Date of their Annuity. We may offer the program to existing Annuity Owners in the future, subject to our eligibility rules and restrictions. The Guaranteed Minimum Withdrawal Benefit program is not available if you elect the Guaranteed Return Option, Guaranteed Return Option Plus, the Guaranteed Minimum Income Benefit or the Lifetime Five Income Benefit, the Spousal Lifetime Five Income Benefit or the Highest Daily Lifetime Five Income Benefit.


 We offer a program that guarantees your ability to withdraw amounts equal to an initial principal value (called the "Protected Value"), regardless of the impact of market performance on your Account Value, subject to our program rules regarding the timing and amount of withdrawals. The program may be appropriate if you intend to make periodic withdrawals from your Annuity and wish to ensure that market performance will not affect your ability to protect your principal. You are not required to make withdrawals as part of the program - the guarantee is not lost if you withdraw less than the maximum allowable amount of principal each year under the rules of the program. There is an additional charge if you elect the GMWB program; however, the charge may be waived under certain circumstances described below.

 Key Feature - Protected Value
 The Protected Value is the total amount that we guarantee will be available to you through withdrawals from your Annuity and/or benefit payments, regardless of the impact of market performance on your Account Value. The Protected Value is reduced with each withdrawal you make until the Protected Value is reduced to zero. When the Protected Value is reduced to zero due to your withdrawals, the GMWB program terminates. Additionally, the Protected Value is used to determine the maximum annual amount that you can withdraw from your Annuity, called the Protected Annual Withdrawal Amount, without triggering an adjustment in the Protected Value on a proportional basis. The Protected Value is referred to as the "Benefit Base" in the rider we issue for this benefit.

 The Protected Value is determined as of the date you make your first withdrawal under your Annuity following your election of the GMWB program. The initial Protected Value is equal to the greater of (A) the Account Value on the date you elect the GMWB program, plus any additional Purchase Payments (plus any Credits applied to such Purchase Payments under Optimum Plus) before the date of your first withdrawal; or (B) the Account Value as of the date of the first withdrawal from your Annuity. The Protected Value may be enhanced by increases in your Account Value due to market performance during the period between your election of the GMWB program and the date of your first withdrawal.

..   If you elect the GMWB program at the time you purchase your Annuity, the
    Account Value will be your initial Purchase Payment (plus any Credits applied to such Purchase Payments under Optimum Plus).
..   If we offer the GMWB program to existing Annuity Owners, the Account Value on the anniversary of the Issue Date of your Annuity following your election of the GMWB program will be used to determine the initial Protected Value.
..   If you make additional Purchase Payments after your first withdrawal, the
    Protected Value will be increased by the amount of the additional Purchase Payment (plus any Credits applied to such Purchase Payments under Optimum
    Plus).

 You may elect to step-up your Protected Value if, due to positive market performance, your Account Value is greater than the Protected Value. You are eligible to step-up the Protected Value on or after the 5/th/ Annuity anniversary following the first withdrawal under the GMWB program. The Protected Value can be stepped up again on or after the 5/th/ Annuity anniversary following the preceding step-up. If you elect to step-up the Protected Value, you must do so during the 30-day period prior to your eligibility date. If you elect to step-up the Protected Value under the program, and on the date you elect to step-up, the charges under the GMWB program have changed for new purchasers, your program may be subject to the new charge going forward.

 Upon election of the step-up, we reset the Protected Value to be equal to the then current Account Value. For example, assume your initial Protected Value was $100,000 and you have made cumulative withdrawals of $40,000, reducing the Protected Value to $60,000. On the date you are eligible to step-up the Protected Value, your Account Value is equal to $75,000. You could elect to step-up the Protected Value to $75,000 on the date you are eligible. Upon election of the step-up, we also reset the Protected Annual Withdrawal Amount (discussed immediately below) to be equal to the greater of (A) the Protected Annual Withdrawal Amount immediately prior to the reset; and (B) 7% of the Protected Value immediately after the reset.

 Key Feature - Protected Annual Withdrawal Amount
 The initial Protected Annual Withdrawal Amount is equal to 7% of the Protected Value. Under the GMWB program, if your cumulative withdrawals each Annuity Year are less than or equal to the Protected Annual Withdrawal Amount, your Protected Value will be reduced on a "dollar-for-dollar" basis (the Protected Value is reduced by the actual amount of the withdrawal, including any CDSC or MVA that may apply). Cumulative withdrawals in any Annuity Year that exceed the Protected Annual Withdrawal Amount trigger a proportional adjustment to both the Protected Value and the Protected Annual Withdrawal Amount, as described in the rider for this benefit (see the examples of this calculation below). The Protected Annual Withdrawal Amount is referred to as the "Maximum Annual Benefit" in the rider we issue for this benefit.

 The GMWB program does not affect your ability to make withdrawals under your Annuity or limit your ability to request withdrawals that exceed the Protected Annual Withdrawal Amount. You are not required to withdraw all or any portion of the Protected Annual Withdrawal Amount each Annuity Year.

..   If, cumulatively, you withdraw an amount less than the Protected Annual
    Withdrawal Amount in any Annuity Year, you cannot carry-over the unused portion of the Protected Annual Withdrawal Amount to subsequent Annuity Years. However, because the Protected Value is only reduced by the actual amount of withdrawals you make under these circumstances, any unused Protected Annual Withdrawal Amount may extend the period of time until the remaining Protected Value is reduced to zero.

..   Additional Purchase Payments will increase the Protected Annual Withdrawal
    Amount by 7% of the applicable Purchase Payment (and any Credits we apply to such Purchase Payments under Optimum Plus).
..   If the Protected Annual Withdrawal Amount after an adjustment exceeds the
    Protected Value, the Protected Annual Withdrawal Amount will be set equal to the Protected Value.

 The following examples of dollar-for-dollar and proportional reductions and the reset of the Maximum Annual Benefit assume that: 1.) the Issue Date and the effective date of the GMWB program are October 13, 2005; 2.) an initial Purchase Payment of $250,000 (includes any Credits in the case of Optimum
 Plus); 3.) a Protected Value of $250,000; and 4.) a Protected Annual Withdrawal Amount of $17,500 (7% of $250,000). The values set forth here are purely hypothetical and do not reflect the charge for GMWB or any other fees and charges.

 Example 1. Dollar-For-Dollar Reduction
 A $10,000 withdrawal is taken on November 13, 2005 (in the first Annuity
 Year). No prior withdrawals have been taken. As the amount withdrawn is less than the Protected Annual Withdrawal Amount:
..   The Protected Value is reduced by the amount withdrawn (i.e., by $10,000, from $250,000 to $240,000).
..   The remaining Protected Annual Withdrawal Amount for the balance of the first Annuity Year is also reduced by the amount withdrawn (from $17,500 to $7,500).

 Example 2. Dollar-For-Dollar and Proportional Reductions
 A second $10,000 withdrawal is taken on December 13, 2005 (still within the first Annuity Year). The Account Value immediately before the withdrawal is $220,000. As the amount withdrawn exceeds the remaining Protected Annual Withdrawal Amount of $7,500 from Example 1:
..   the Protected Value is first reduced by the remaining Protected Annual
    Withdrawal Amount (from $240,000 to $232,500);
..   The result is then further reduced by the ratio of A to B, where:

    -- A is the amount withdrawn less the remaining Protected Annual Withdrawal
       Amount ($10,000 - $7,500, or $2,500).
    -- B is the Account Value less the remaining Protected Annual Withdrawal
       Amount ($220,000 - $7,500, or $212,500).

 The resulting Protected Value is: $232,500 X (1 - $2,500 / $212,500), or $229,764.71.
..   the Protected Annual Withdrawal Amount is also reduced by the ratio of A to
    B: The resulting Protected Annual Withdrawal Amount is: $17,500 X (1 - $2,500 / $212,500), or $17,294.12.
..   The remaining Protected Annual Withdrawal Amount is set to zero (0) for the balance of the first Annuity Year.

 Example 3. Reset of the Maximum Annual Benefit
 A $10,000 withdrawal is made on October 13, 2006 (second Annuity Year). The remaining Protected Annual Withdrawal Amount has been reset to the Protected Annual Withdrawal Amount of $17,294.12 from Example 2. As the amount withdrawn is less than the remaining Protected Annual Withdrawal Amount:
..   the Protected Value is reduced by the amount withdrawn (i.e., reduced by
    $10,000, from $229,764.71 to $219,764.71).

..   the remaining Protected Annual Withdrawal Amount for the balance of the second Annuity Year is also reduced by the amount withdrawn (from $17,294.12 to $7,294.12).


 Benefits under the GMWB Program
..   In addition to any withdrawals you make under the GMWB program, market performance may reduce your Account Value. If your Account Value is equal to zero, and you have not received all of your Protected Value in the form of withdrawals from your Annuity, we will continue to make payments equal to the remaining Protected Value in the form of fixed, periodic payments until the remainder of the Protected Value is paid, at which time the rider terminates. The fixed, periodic payments will each be equal to the Protected Annual Withdrawal Amount, except for the last payment which may be equal to the remaining Protected Value. We will determine the duration for which periodic payments will continue by dividing the Protected Value by the Protected Annual Withdrawal Amount. You will not have the right to make additional Purchase Payments or receive the remaining Protected Value in a lump sum. You can elect the frequency of payments, subject to our rules then in effect.
..   If the death benefit under your Annuity becomes payable before you have received all of your Protected Value in the form of withdrawals from your Annuity, your Beneficiary has the option to elect to receive the remaining Protected Value as an alternate death benefit payout in lieu of the amount payable under any other death benefit provided under your Annuity. The remaining Protected Value will be payable in the form of fixed, periodic payments. Your beneficiary can elect the frequency of payments, subject to our rules then in effect. We will determine the duration for which periodic payments will continue by dividing the Protected Value by the Protected Annual Withdrawal Amount. The Protected Value is not equal to the Account Value for purposes of the Annuity's other death benefit options. The GMWB program does not increase or decrease the amount otherwise payable under the Annuity's other death benefit options. Generally, the GMWB program would be of value to your Beneficiary only when the Protected Value at death exceeds any other amount available as a death benefit.
..   If you elect to begin receiving annuity payments before you have received all of your Protected Value in the form of withdrawals from your Annuity, an additional annuity payment option will be available that makes fixed annuity payments for a certain period, determined by dividing the Protected Value by the Protected Annual Withdrawal Amount. If you elect to receive annuity payments calculated in this manner, the assumed interest rate used to calculate such payments will be 0%, which is less than the assumed interest rate on other annuity payment options we offer. This 0% assumed interest rate results in lower annuity payments than what would have been paid if the assumed interest rate was higher than 0%. You can also elect to terminate the GMWB program and begin receiving annuity payments based on your then current Account Value (not the remaining Protected Value) under any of the available annuity payment options.

 Other Important Considerations
..   Withdrawals under the GMWB program are subject to all of the terms and conditions of your Annuity, including any CDSC and MVA that may apply.
..   Withdrawals made while the GMWB program is in effect will be treated, for tax purposes, in the same way as any other withdrawals under your Annuity.
..   The GMWB program does not directly affect your Annuity's Account Value or
    Surrender Value, but any withdrawal will decrease the Account Value by the amount of the withdrawal. If you surrender your Annuity, you will receive the current Surrender Value, not the Protected Value.
..   You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the GMWB program. The GMWB program provides a guarantee that if your Account Value declines due to market performance, you will be able to receive your Protected Value in the form of periodic benefit payments.
..   We currently limit the Sub-accounts in which you may allocate Account Value if you participate in this program. We reserve the right to transfer any Account Value in a prohibited investment option to an eligible investment option. Should we prohibit access to any investment option, any transfers required to move Account Value to eligible investment options will not be counted in determining the number of free transfers during an Annuity Year. We may also require that you allocate your Account Value according to an asset allocation model.

 Election of the Program
 Currently, the GMWB program can only be elected at the time that you purchase your Annuity. In the future, we may offer existing Annuity Owners the option to elect the GMWB program after the Issue Date of their Annuity, subject to our eligibility rules and restrictions. If you elect the GMWB program after the Issue Date of your Annuity, the program will be effective as of the next anniversary date. Your Account Value as of such anniversary date will be used to calculate the initial Protected Value and the initial Protected Annual Withdrawal Amount. We reserve the right to restrict the maximum amount of Protected Value that may be covered under the GMWB program under this Annuity or any other annuities that you own that are issued by American Skandia or its affiliated companies.

 Termination of the Program
 The program terminates automatically when your Protected Value reaches zero based on your withdrawals. You may terminate the program at any time by notifying us. If you terminate the program, any guarantee provided by the benefit will terminate as of the date the termination is effective. The program terminates upon your surrender of your Annuity, upon due proof of death (unless your surviving spouse elects to continue your Annuity and the GMWB program or your Beneficiary elects to receive the amounts payable under the GMWB program in lieu of the death benefit) or upon your election to begin receiving annuity payments.

 The charge for the GMWB program will no longer be deducted from your Account Value upon termination of the program.

 Charges under the Program

 Currently, we deduct a charge equal to 0.35% of the average daily net assets of the Sub-accounts per year to purchase the GMWB program. The annual charge is deducted daily.


..   If, during the seven years following the effective date of the program, you do not make any withdrawals, and do not make any additional Purchase Payments after a five-year period following the effective date of the program, the program will remain in effect; however, we will waive the annual charge going forward. If you make an additional Purchase Payment following the waiver of the annual charge, we will begin charging for the program. After year seven (7) following the effective date of the program, withdrawals will not cause a charge to be re-imposed.

..   If you elect to step-up the Protected Value under the program, and on the date you elect to step-up, the charges under the program have changed for new purchasers, your program may be subject to the new charge level for the benefit.

 Additional Tax Considerations for Qualified Contracts/Arrangements

 If you purchase an Annuity as an investment vehicle for "qualified" investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the Required Minimum Distribution rules under the Code provide that you begin receiving periodic amounts from your Annuity beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than 5% owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the owner's lifetime. The amount required under the

 Code may exceed the Protected Annual Withdrawal Amount, which will cause us to recalculate the Protected Value and the Protected Annual Withdrawal Amount, resulting in a lower amount payable in future Annuity Years. In addition, the amount and duration of payments under the annuity payment and death benefit provisions may be adjusted so that the payments do not trigger any penalty or excise taxes due to tax considerations such as required minimum distribution provisions under the tax law.


 GUARANTEED MINIMUM INCOME BENEFIT (GMIB)

 The Guaranteed Minimum Income Benefit program described below is only being offered in those jurisdictions where we have received regulatory approval, and will be offered subsequently in other jurisdictions when we receive regulatory approval in those jurisdictions. Certain terms and conditions may differ between jurisdictions once approved. Currently, the program can only be elected by new purchasers on the Issue Date of their Annuity. We may offer the program to existing Annuity Owners in the future, subject to our eligibility rules and restrictions. The Guaranteed Minimum Income Benefit program is not available if you elect any other optional living benefit.

 We offer a program that, after a seven-year waiting period, guarantees your ability to begin receiving income from your Annuity in the form of annuity payments based on a guaranteed minimum value (called the "Protected Income Value") that increases after the waiting period begins, regardless of the impact of market performance on your Account Value. The program may be appropriate for you if you anticipate using your Annuity as a future source of periodic fixed income payments for the remainder of your life and wish to ensure that the basis upon which your income payments will be calculated will achieve at least a minimum amount despite fluctuations in market performance. There is an additional charge if you elect the GMIB program.

 Key Feature - Protected Income Value
 The Protected Income Value is the minimum amount that we guarantee will be available (net of any applicable tax charge), after a waiting period of at least seven years, as a basis to begin receiving fixed annuity payments. The Protected Income Value is initially established on the effective date of the GMIB program and is equal to your Account Value on such date. Currently, since the GMIB program may only be elected at issue, the effective date is the Issue Date of your Annuity. The Protected Income Value is increased daily based on an annual growth rate of 5%, subject to the limitations described below. The Protected Income Value is referred to as the "Protected Value" in the rider we issue for this benefit. The 5% annual growth rate is referred to as the "Roll-Up Percentage" in the rider we issue for this benefit.

 The Protected Income Value is subject to a limit of 200% (2X) of the sum of the Protected Income Value established on the effective date of the GMIB program, or the effective date of any step-up value, plus any additional Purchase Payments (and any Credit that is applied to such Purchase Payments in the case of Optimum Plus) made after the waiting period begins ("Maximum Protected Income Value"), minus the sum of any reductions in the Protected Income Value due to withdrawals you make from your Annuity after the waiting period begins.

..   Subject to the maximum age/durational limits described immediately below, we will no longer increase the Protected Income Value by the 5% annual growth rate once you reach the Maximum Protected Income Value. However, we will increase the Protected Income Value by the amount of any additional Purchase Payments after you reach the Maximum Protected Income Value. Further, if you make withdrawals after you reach the Maximum Protected Income Value, we will reduce the Protected Income Value and the Maximum Protected Income Value by the proportional impact of the withdrawal on your Account Value.
..   Subject to the Maximum Protected Income Value, we will no longer increase the Protected Income Value by the 5% annual growth rate after the later of the anniversary date on or immediately following the Annuitant's 80/th/ birthday or the 7/th/ anniversary of the later of the effective date of the GMIB program or the effective date of the most recent step-up. However, we will increase the Protected Income Value by the amount of any additional Purchase Payments (and any Credit that is applied to such Purchase Payments in the case of Optimum Plus). Further, if you make withdrawals after the Annuitant reaches the maximum age/duration limits, we will reduce the Protected Income Value and the Maximum Protected Income Value by the proportional impact of the withdrawal on your Account Value.
..   Subject to the Maximum Protected Income Value, if you make an additional
    Purchase Payment, we will increase the Protected Income Value by the amount of the Purchase Payment (and any Credit that is applied to such Purchase Payment in the case of Optimum Plus) and will apply the 5% annual growth rate on the new amount from the date the Purchase Payment is applied.
..   As described below, after the waiting period begins, cumulative withdrawals each Annuity Year that are up to 5% of the Protected Income Value on the prior anniversary of your Annuity will reduce the Protected Income Value by the amount of the withdrawal. Cumulative withdrawals each Annuity Year in excess of 5% of the Protected Income Value on the prior anniversary of your Annuity will reduce the Protected Income Value proportionately. All withdrawals after the Maximum Protected Income Value is reached will reduce the Protected Income Value proportionately. The 5% annual growth rate will be applied to the reduced Protected Income Value from the date of the withdrawal.

 Stepping-Up the Protected Income Value - You may elect to "step-up" or "reset" your Protected Income Value if your Account Value is greater than the current Protected Income Value. Upon exercise of the step-up provision, your initial Protected Income Value will be reset equal to your current Account Value. From the date that you elect to step-up the Protected Income Value, we will apply the 5% annual growth rate to the stepped-up Protected Income Value, as described above. You can exercise the step-up provision twice while the GMIB program is in effect, and only while the Annuitant is less than age 76.

..   A new seven-year waiting period will be established upon the effective date of your election to step-up the Protected Income Value. You cannot exercise your right to begin receiving annuity payments under the GMIB program until the end of the new waiting period. In light of this waiting period upon resets, it is not recommended that you reset your GMIB if the required beginning date under IRS minimum distribution requirements would commence during the 7 year waiting period. See "Tax Considerations" section in this prospectus for additional information on IRS requirements.
..   The Maximum Protected Income Value will be reset as of the effective date of any step-up. The new Maximum Protected Income Value will be equal to
    200% of the sum of the Protected Income Value as of the effective date of the step-up plus any subsequent Purchase Payments (and any Credit that is applied to such Purchase Payments in the case of Optimum Plus), minus the impact of any withdrawals after the date of the step-up.
..   When determining the guaranteed annuity purchase rates for annuity payments under the GMIB program, we will apply such rates based on the number of years since the most recent step-up.
..   If you elect to step-up the Protected Income Value under the program, and on the date you elect to step-up, the charges under the GMIB program have changed for new purchasers, your program may be subject to the new charge going forward.
..   A step-up will increase the dollar-for-dollar limit on the anniversary of the Issue Date of the Annuity following such step-up.

 Impact of Withdrawals on the Protected Income Value - Cumulative withdrawals each Annuity Year up to 5% of the Protected Income Value will reduce the Protected Income Value on a "dollar-for-dollar" basis (the Protected Income Value is reduced by the actual amount of the withdrawal). Cumulative withdrawals in any Annuity Year in excess of 5% of the Protected Income Value will reduce the Protected Income Value proportionately (see the examples of this calculation below). The 5% annual withdrawal amount is determined on each anniversary of the Issue Date (or on the Issue Date for the first Annuity
 Year) and applies to any withdrawals during the Annuity Year. This means that the amount available for withdrawals each Annuity Year on a "dollar-for-dollar" basis is adjusted on each Annuity anniversary to reflect changes in the Protected Income Value during the prior Annuity Year.

 The following examples of dollar-for-dollar and proportional reductions assume that: 1.) the Issue Date and the effective date of the GMIB program are October 13, 2005; 2.) an initial Purchase Payment of $250,000 (includes any Credits in the case of Optimum Plus); 3.) an initial Protected Income Value of $250,000; and 4.) a dollar-for-dollar limit of $12,500 (5% of $250,000). The values set forth here are purely hypothetical and do not reflect the charge for GMIB or any other fees and charges.

 Example 1. Dollar-For-Dollar Reduction
 A $10,000 withdrawal is taken on November 13, 2005 (in the first Annuity
 Year). No prior withdrawals have been taken. Immediately prior to the withdrawal, the Protected Income Value is $251,038.10 (the initial value accumulated for 31 days at an annual effective rate of 5%). As the amount withdrawn is less than the dollar-for-dollar limit:
..   the Protected Income Value is reduced by the amount withdrawn (i.e., by
    $10,000, from $251,038.10 to $241,038.10).
..   The remaining dollar-for-dollar limit ("Remaining Limit") for the balance of the first Annuity Year is also reduced by the amount withdrawn (from $12,500 to $2,500).

 Example 2. Dollar-For-Dollar and Proportional Reductions
 A second $10,000 withdrawal is taken on December 13, 2005 (still within the first Annuity Year). Immediately before the withdrawal, the Account Value is $220,000 and the Protected Income Value is $242,006.64. As the amount withdrawn exceeds the Remaining Limit of $2,500 from Example 1:
..   the Protected Income Value is first reduced by the Remaining Limit (from
    $242,006.64 to $239,506.64);
..   The result is then further reduced by the ratio of A to B, where:


    -- A is the amount withdrawn less the Remaining Limit ($10,000 - $2,500, or
       $7,500).
    -- B is the Account Value less the Remaining Limit ($220,000 - $2,500, or
       $217,500).


 The resulting Protected Income Value is: $239,506.64 X (1 - $7,500 / $217,500), or $231,247.79.

  . The Remaining Limit is set to zero (0) for the balance of the first Annuity Year.

 Example 3. Reset of the Dollar-For-Dollar Limit
 A $10,000 withdrawal is made on the first anniversary of the Issue Date, October 13, 2006 (second Annuity Year). Prior to the withdrawal, the Protected Income Value is $240,838.37. The Remaining Limit is reset to 5% of this amount, or $12,041.92. As the amount withdrawn is less than the dollar-for-dollar limit:
..   the Protected Income Value is reduced by the amount withdrawn (i.e., reduced by $10,000, from $240,838.37 to $230,838.37).
..   The Remaining Limit for the balance of the second Annuity Year is also reduced by the amount withdrawn (from $12,041.92 to $2,041.92).

 Key Feature - GMIB Annuity Payments

 You can elect to apply the Protected Income Value to one of the available GMIB Annuity Payment Options on any anniversary date following the initial waiting period, or any subsequent waiting period established upon your election to step-up the Protected Income Value. Once you have completed the waiting period, you will have a 30-day period each year, prior to the Annuity anniversary, during which you may elect to begin receiving annuity payments under one of the available GMIB Annuity Payment Options. You must elect one of the GMIB Annuity Payment Options by the anniversary of the Annuity's Issue Date on or immediately following the Annuitant's or your 95/th/ birthday or whichever is sooner, except for Annuities used as a funding vehicle for an IRA, SEP IRA or 403(b), in which case you must elect one of the GMIB Annuity Payment Options by the anniversary of the Annuity's Issue Date on or immediately following the Annuitant's 92/nd/ birthday.

 Your Annuity or state law may require you to begin receiving annuity payments at an earlier date.


 The amount of each GMIB Annuity Payment will be determined based on the age and, where permitted by law, sex of the Annuitant by applying the Protected Income Value (net of any applicable tax charge that may be due) to the GMIB Annuity Payment Option you choose. We use special annuity purchase rates to calculate the amount of each payment due under the GMIB Annuity Payment Options. These special rates for the GMIB Annuity Payment Options are calculated using an assumed interest rate factor that provides for lower growth in the value applied to produce annuity payments than if you elected an annuity payment option that is not part of the GMIB program. These special rates also are calculated using other factors such as "age setbacks" (use of an age lower than the Annuitant's actual age) that result in lower payments than would result if you elected an annuity payment option that is not part of the GMIB program. Use of an age setback entails a longer assumed life for the Annuitant which in turn results in lower annuity payments.

 On the date that you elect to begin receiving GMIB Annuity Payments, we guarantee that your payments will be calculated based on your Account Value and our then current annuity purchase rates if the payment amount calculated on this basis would be higher than it would be based on the Protected Income Value and the special GMIB annuity purchase rates.

 GMIB Annuity Payment Option 1 - Payments for Life with a Certain Period Under this option, monthly annuity payments will be made until the death of the Annuitant. If the Annuitant dies before having received 120 monthly annuity payments, the remainder of the 120 monthly annuity payments will be made to the Beneficiary.

 GMIB Annuity Payment Option 2 - Payments for Joint Lives with a Certain Period Under this option, monthly annuity payments will be made until the death of both the Annuitant and the Joint Annuitant. If the Annuitant and the Joint Annuitant die before having received 120 monthly annuity payments, the remainder of the 120 monthly annuity payments will be made to the Beneficiary.

..   If the Annuitant dies first, we will continue to make payments until the later of the death of the Joint Annuitant and the end of the period certain. However, if the Joint Annuitant is still receiving annuity payments following the end of the certain period, we will reduce the amount of each subsequent payment to 50% of the original payment amount.
..   If the Joint Annuitant dies first, we will continue to make payments until the later of the death of the Annuitant and the end of the period certain.

 You cannot withdraw your Account Value or the Protected Income Value under either GMIB Annuity Payment Option once annuity payments have begun. We may make other payout frequencies available, such as quarterly, semi-annually or annually.

 Other Important Considerations
..   You should note that GMIB is designed to provide a type of insurance that serves as a safety net only in the event your Account Value declines significantly due to negative investment performance. If your Account Value is not significantly affected by negative investment performance, it is unlikely that the purchase of the GMIB will result in your receiving larger annuity payments than if you had not purchased GMIB. This is because the assumptions that we use in computing the GMIB, such as the annuity purchase rates, (which include assumptions as to age-setbacks and assumed interest rates), are more conservative than the assumptions that we use in computing annuity payout options outside of GMIB. Therefore, you may generate higher income payments if you were to annuitize a lower Account Value at the current annuity purchase rates, than if you were to annuitize under the
    GMIB with a higher Protected Value than your Account Value but, at the annuity purchase rates guaranteed under the GMIB. The GMIB program does not directly affect an Annuity's Account Value, Surrender Value or the amount payable under either the basic Death Benefit provision of the Annuity or any optional Death Benefit provision. If you surrender your Annuity, you will receive the current Surrender Value, not the Protected Income Value. The Protected Income Value is only applicable if you elect to begin receiving annuity payments under one of the GMIB annuity options after the waiting period.
..   Each Annuity offers other annuity payment options that you can elect which do not impose an additional charge, but which do not offer to guarantee a minimum value on which to make annuity payments.
..   Where allowed by law, we reserve the right to limit subsequent Purchase
    Payments if we determine, at our sole discretion, that based on the timing of your Purchase Payments and withdrawals, your Protected Income Value is increasing in ways we did not intend. In determining whether to limit Purchase Payments, we will look at
    Purchase Payments which are disproportionately larger than your initial Purchase Payment and other actions that may artificially increase the Protected Income Value.
..   We currently limit the Sub-accounts in which you may allocate Account Value if you participate in this program. We reserve the right to transfer any Account Value in a prohibited investment option to an eligible investment option. Should we prohibit access to any investment option, any transfers required to move Account Value to eligible investment options will not be counted in determining the number of free transfers during an Annuity Year. We may also require that you allocate your Account Value according to an asset allocation model.
..   If you change the Annuitant after the effective date of the GMIB program, the period of time during which we will apply the 5% annual growth rate may be changed based on the age of the new Annuitant. If the new Annuitant would not be eligible to elect the GMIB program based on his or her age at the time of the change, then the GMIB program will terminate.
..   Annuity payments made under the GMIB program are subject to the same tax treatment as any other annuity payment.
..   At the time you elect to begin receiving annuity payments under the GMIB program or under any other annuity payment option we make available, the protection provided by an Annuity's basic Death Benefit or any optional Death Benefit provision you elected will no longer apply.

 Election of the Program
 Currently, the GMIB program can only be elected at the time that you purchase your Annuity. The Annuitant must be age 75 or less as of the effective date of the GMIB program. In the future, we may offer existing Annuity Owners the option to elect the GMIB program after the Issue Date of their Annuity, subject to our eligibility rules and restrictions. If you elect the GMIB program after the Issue Date of your Annuity, the program will be effective as of the date of election. Your Account Value as of that date will be used to calculate the Protected Income Value as of the effective date of the program.

 Termination of the Program
 The GMIB program cannot be terminated by the Owner once elected. The GMIB program automatically terminates as of the date your Annuity is fully surrendered, on the date the Death Benefit is payable to your Beneficiary (unless your surviving spouse elects to continue your Annuity), or on the date that your Account Value is transferred to begin making annuity payments. The GMIB program may also be terminated if you designate a new Annuitant who would not be eligible to elect the GMIB program based on his or her age at the time of the change.

 Upon termination of the GMIB program we will deduct the charge from your Account Value for the portion of the Annuity Year since the prior anniversary of the Annuity's Issue Date (or the Issue Date if in the first Annuity Year).

 Charges under the Program
 Currently, we deduct a charge equal to 0.50% per year of the average Protected Income Value for the period the charge applies. Because the charge is calculated based on the average Protected Income Value, it does not increase or decrease based on changes to the Annuity's Account Value due to market performance. The dollar amount you pay each year will increase in any year the Protected Income Value increases, and it will decrease in any year the Protected Income Value decreases due to withdrawal, irrespective of whether your Account Value increases or decreases.

 The charge is deducted annually in arrears each Annuity Year on the anniversary of the Issue Date of an Annuity. We deduct the amount of the charge pro-rata from the Account Value allocated to the Sub-accounts and the Fixed Allocations. No MVA will apply to Account Value deducted from a Fixed Allocation. If you surrender your Annuity, begin receiving annuity payments under the GMIB program or any other annuity payment option we make available during an Annuity Year, or the GMIB program terminates, we will deduct the charge for the portion of the Annuity Year since the prior anniversary of the Annuity's Issue Date (or the Issue Date if in the first Annuity Year). No charge applies after the Annuity Date.

 LIFETIME FIVE INCOME BENEFIT (LIFETIME FIVE)


 The Lifetime Five Income Benefit program described below is only being offered in those jurisdictions where we have received regulatory approval and will be offered subsequently in other jurisdictions when we receive regulatory approval in those jurisdictions. Certain terms and conditions may differ between jurisdictions once approved. Lifetime Five can be elected only where the Annuitant and the Owner are the same person or, if the Annuity Owner is an entity, where there is only one Annuitant. Currently, if you elect Lifetime Five and subsequently terminate the benefit, there will be a restriction on your ability to re-elect Lifetime Five and elect Spousal Lifetime Five or Highest Daily Lifetime Five. The Annuitant must be at least 45 years old when the program is elected. The Lifetime Five Income Benefit program is not available if you elect any other optional living benefit. As long as your Lifetime Five Income Benefit is in effect, you must allocate your Account Value in accordance with the then permitted and available option(s) with this program. Currently, you are required to enroll and maintain your Account Value in the asset allocation program if you elect this benefit.


 We offer a program that guarantees your ability to withdraw amounts equal to a percentage of an initial principal value (called the "Protected Withdrawal Value"), regardless of the impact of market performance on your Account Value, subject to our program rules regarding the timing and amount of withdrawals. There are two options -- one is designed to provide an annual withdrawal amount for life (the "Life Income Benefit") and the other is designed to provide a greater annual withdrawal amount as long as there is Protected Withdrawal Value (adjusted as described below) (the "Withdrawal Benefit"). If there is no Protected Withdrawal Value, the withdrawal benefit will be zero. You do not choose between these two options; each option will continue to be available as long as your Annuity has an Account Value and the Lifetime Five is in effect. Certain benefits under Lifetime Five may remain in effect even if the Account Value of your Annuity is zero. The program may be appropriate if you intend to make periodic withdrawals from your Annuity and wish to ensure that market performance will not affect your ability to receive annual payments. You are not required to make withdrawals as part of the program -- the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the program.

 Key Feature - Protected Withdrawal Value

 The Protected Withdrawal Value is used to determine the amount of each annual payment under the Life Income Benefit and the Withdrawal Benefit. The initial Protected Withdrawal Value is determined as of the date you make your first withdrawal under your Annuity following your election of Lifetime Five. The initial Protected Withdrawal Value is equal to the greater of (A) the Account Value on the date you elect Lifetime Five, plus any additional Purchase Payments, as applicable, each growing at 5% per year from the date of your election of the program, or application of the Purchase Payment to your Annuity, until the date of your first withdrawal or the 10/th/ anniversary of the benefit effective date, if earlier (B) the Account Value on the date of the first withdrawal from your Annuity, prior to the withdrawal, and (C) the highest Account Value on each Annuity anniversary, plus subsequent Purchase Payments prior to the first withdrawal or the 10th anniversary of the benefit effective date, if earlier. With respect to (A) and (C) above, after the 10th anniversary of the benefit effective date, each value is increased by the amount of any subsequent Purchase Payments. With respect to Optimum Plus, Credits are added to Purchase Payments for purposes of calculating the Protected Withdrawal Value, the Annual Income Amount and the Annual Withdrawal Amount (see below for a description of Annual Income Amount and Annual Withdrawal Amount).

  . If you elect the Lifetime Five program at the time you purchase your Annuity, the Account Value will be your initial Purchase Payment.
  . For existing Owners who are electing the Lifetime Five benefit, the Account Value on the date of your election of the Lifetime Five program will be used to determine the initial Protected Withdrawal Value.
  . If you make additional Purchase Payments after your first withdrawal, the Protected Withdrawal Value will be increased by the amount of each additional Purchase Payment.

 The Protected Withdrawal Value is reduced each time a withdrawal is made on a dollar-for-dollar basis up to 7% per Annuity Year of the Protected Withdrawal Value and on the greater of a dollar-for-dollar basis or a pro rata basis for withdrawals in an Annuity Year in excess of that amount until the Protected Withdrawal Value is reduced to zero. At that point the Annual Withdrawal Amount will be zero until such time (if any) as the Annuity reflects a Protected Withdrawal Value (for example, due to a step-up or additional Purchase Payments being made into the Annuity).

 Step-Up of the Protected Withdrawal Value
 You may elect to step-up your Protected Withdrawal Value if, due to positive market performance, your Account Value is greater than the Protected Withdrawal Value.

 If you elected the Lifetime Five program on or after March 20, 2006:
  . you are eligible to step-up the Protected Withdrawal Value on or after the 1/st/ anniversary of the first withdrawal under the Lifetime Five program
  . the Protected Withdrawal Value can be stepped up again on or after the 1/st/ anniversary of the preceding step-up

 If you elected the Lifetime Five program prior to March 20, 2006 and that original election remains in effect:
  . you are eligible to step-up the Protected Withdrawal Value on or after the 5/th/ anniversary of the first withdrawal under the Lifetime Five program
  . the Protected Withdrawal Value can be stepped up again on or after the 5/th/ anniversary of the preceding step-up

 In either scenario (i.e., elections before or after March 20, 2006) if you elect to step-up the Protected Withdrawal Value under the program, and on the date you elect to step-up, the charges under the Lifetime Five program have changed for new purchasers, your program may be subject to the new charge at the time of step-up. Upon election of the step-up, we increase the Protected Withdrawal Value to be equal to the then current Account Value. For example, assume your initial Protected Withdrawal Value was $100,000 and you have made cumulative withdrawals of $40,000, reducing the Protected Withdrawal Value to $60,000. On the date you are eligible to step-up the Protected Withdrawal Value, your Account Value is equal to $75,000. You could elect to step-up the Protected Withdrawal Value to $75,000 on the date you are eligible. If your current Annual Income Amount and Annual Withdrawal Amount are less than they would be if we did not reflect the step-up in Protected Withdrawal Value, then we will increase these amounts to reflect the step-up as described below.

 An optional automatic step-up ("Auto Step-Up") feature is available for this benefit. This feature may be elected at the time the benefit is elected or at any time while the benefit is in force.

 If you elected the Lifetime Five program on or after March 20, 2006 and have also elected the Auto Step-Up feature:
  . the first Auto Step-Up opportunity will occur on the 1/st/ Annuity Anniversary that is at least one year after the later of (1) the date of the first withdrawal under the Lifetime Five program or (2) the most recent step-up
  . your Protected Withdrawal Value will only be stepped-up if 5% of the Account Value is greater than the Annual Income Amount by any amount
  . if at the time of the first Auto Step-Up opportunity, 5% of the Account Value is not greater than the Annual Income Amount, an Auto Step-Up opportunity will occur on each successive Annuity Anniversary until a step-up occurs
  . once a step-up occurs, the next Auto Step-Up opportunity will occur on the 1/st/ Annuity Anniversary that is at least one year after the most recent step-up

 If you elected the Lifetime Five program prior to March 20, 2006 and have also elected the Auto Step-Up feature:
  . the first Auto Step-Up opportunity will occur on the Annuity Anniversary that is at least 5 years after the later of (1) the date of the first withdrawal under the Lifetime Five Program benefit or (2) the most recent step-up
  . your Protected Withdrawal Value will only be stepped-up if 5% of the Account Value is greater than the Annual Income Amount by 5% or more
  . if at the time of the first Auto Step-Up opportunity, 5% of the Account Value does not exceed the Annual Income Amount by 5% or more, an Auto Step-Up opportunity will occur on each successive Annuity Anniversary until a step-up occurs
  . once a step-up occurs, the next Auto Step-Up opportunity will occur on the Annuity Anniversary that is at least 5 years after the most recent step-up

 In either scenario (i.e., elections before or after March 20, 2006), if on the date that we implement an Auto Step-Up to your Protected Withdrawal Value, the charge for Lifetime Five has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Subject to our rules and restrictions, you will still be permitted to manually step-up the Protected Withdrawal Value even if you elect the Auto Step-Up feature.


 Key Feature - Annual Income Amount under the Life Income Benefit

 The initial Annual Income Amount is equal to 5% of the initial Protected Withdrawal Value. Under the Lifetime Five program, if your cumulative withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative withdrawals are in excess of the Annual Income Amount ("Excess Income"), your Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Reductions include the actual amount of the withdrawal, including any CDSC that may apply. A withdrawal can be considered Excess Income under the Life Income Benefit even though it does not exceed the Annual Withdrawal Amount under the Withdrawal Benefit. When you elect a step-up (or an auto step-up is effected), your Annual Income Amount increases to equal 5% of your Account Value after the step-up if such amount is greater than your Annual Income Amount. Your Annual Income Amount also increases if you make additional Purchase Payments. The amount of the increase is equal to 5% of any additional Purchase Payments (and any associated Credit with respect to Optimum Plus). Any increase will be added to your Annual Income Amount beginning on the day that the step-up is effective or the Purchase Payment is made. A determination of whether you have exceeded your Annual Income Amount is made at the time of each withdrawal; therefore a subsequent increase in the Annual Income Amount will not offset the effect of a withdrawal that exceeded the Annual Income Amount at the time the withdrawal was made.


 Key Feature - Annual Withdrawal Amount under the Withdrawal Benefit

 The initial Annual Withdrawal Amount is equal to 7% of the initial Protected Withdrawal Value. Under the Lifetime Five program, if your cumulative withdrawals each Annuity Year are less than or equal to the Annual Withdrawal Amount, your Protected Withdrawal Value will be reduced on a dollar-for-dollar basis. If your cumulative withdrawals are in excess of the Annual Withdrawal Amount ("Excess Withdrawal"), your Annual Withdrawal Amount will be reduced (except with regard to required minimum distributions) by the result of the ratio of the Excess Withdrawal to the Account Value immediately prior to such withdrawal (see the examples of this calculation below). Reductions include the actual amount of the withdrawal, including any CDSC that may apply. When you elect a step-up (or an auto step-up is effected), your Annual Withdrawal Amount increases to equal 7% of your Account Value after the step-up if such amount is greater than your Annual Withdrawal Amount. Your Annual Withdrawal Amount also increases if you make additional Purchase Payments. The amount of the increase is equal to 7% of any additional Purchase Payments (and any associated Credit with respect to Optimum Plus). A determination of whether you have exceeded your Annual Withdrawal Amount is made at the time of each withdrawal; therefore, a subsequent increase in the Annual Withdrawal Amount will not offset the effect of a withdrawal that exceeded the Annual Withdrawal Amount at the time the withdrawal was made.


 The Lifetime Five program does not affect your ability to make withdrawals under your Annuity or limit your ability to request withdrawals that exceed the Annual Income Amount and the Annual Withdrawal Amount. You are not required to withdraw all or any portion of the Annual Withdrawal Amount or Annual Income Amount in each Annuity Year.

  . If, cumulatively, you withdraw an amount less than the Annual Withdrawal Amount under the Withdrawal Benefit in any Annuity Year, you cannot carry-over the unused portion of the Annual Withdrawal Amount to subsequent Annuity Years.

     However, because the Protected Withdrawal Value is only reduced by the actual amount of withdrawals you make under these circumstances, any unused Annual Withdrawal Amount may extend the period of time until the remaining Protected Withdrawal Value is reduced to zero.
  . If, cumulatively, you withdraw an amount less than the Annual Income Amount under the Life Income Benefit in any Annuity Year, you cannot carry-over the unused portion of the Annual Income Amount to subsequent Annuity Years. However, because the Protected Withdrawal Value is only reduced by the actual amount of withdrawals you make under these circumstances, any unused Annual Income Amount may extend the period of time until the remaining Protected Withdrawal Value is reduced to zero.


 Examples of Withdrawal
 The following examples of dollar-for-dollar and proportional reductions of the Protected Withdrawal Value, Annual Withdrawal Amount and Annual Income Amount assume: 1.) the Issue Date and the Effective Date of the Lifetime Five program are February 1, 2005; 2.) an initial Purchase Payment of $250,000; 3.) the Account Value on February 1, 2006 is equal to $265,000; and 4.) the first withdrawal occurs on March 1, 2006 when the Account Value is equal to $263,000;. The values set forth here are purely hypothetical, and do not reflect the charge for Lifetime Five or any other fees and charges.


 The initial Protected Withdrawal Value is calculated as the greatest of (a),
 (b) and (c):

 (a)Purchase payment accumulated at 5% per year from February 1, 2005 until March 1, 2006 (393 days) = $250,000 X 1.05/(393/365)/ = $263,484.33
 (b)Account Value on March 1, 2006 (the date of the first withdrawal) = $263,000
 (c)Account Value on February 1, 2006 (the first Annuity Anniversary) = $265,000

 Therefore, the initial Protected Withdrawal Value is equal to $265,000. The Annual Withdrawal Amount is equal to $18,550 under the Withdrawal Benefit (7% of $265,000). The Annual Income Amount is equal to $13,250 under the Life Income Benefit (5% of $265,000).

 Example 1. Dollar-For-Dollar reduction
 If $10,000 was withdrawn (less than both the Annual Income Amount and the Annual Withdrawal Amount) on March 1, 2006, then the following values would result:

  . Remaining Annual Withdrawal Amount for current Annuity Year = $18,550 - $10,000 = $8,550
 Annual Withdrawal Amount for future Annuity Years remains at $18,550


  . Remaining Annual Income Amount for current Annuity Year = $13,250 - $10,000 = $3,250.

  .   Annual Income Amount for future Annuity Years remains at $13,250
  .   Protected Withdrawal Value is reduced by $10,000 from $265,000 to $255,000


 Example 2. Dollar-For-Dollar and Proportional Reductions

(a)If $15,000 was withdrawn (more than the Annual Income Amount but less than the Annual Withdrawal Amount) on March 1, 2006, then the following values would result:

  . Remaining Annual Withdrawal Amount for current Annuity Year = $18,550 - $15,000 = $3,550
  .   Annual Withdrawal Amount for future Annuity Years remains at $18,550
  .   Remaining Annual Income Amount for current Annuity Year = $0

 Excess of withdrawal over the Annual Income Amount ($15,000 - $13,250 = $1,750) reduces Annual Income Amount for future Annuity Years.

  . Reduction to Annual Income Amount = Excess Income/ Account Value before Excess Income X Annual Income Amount = $1,750/($263,000 - $13,250) X $13,250 = $93 Annual Income Amount for future Annuity Years = $13,250 - $93 = $13,157
  .   Protected Withdrawal Value is reduced by $15,000 from $265,000 to $250,000

(b)If $25,000 was withdrawn (more than both the Annual Income Amount and the Annual Withdrawal Amount) on March 1, 2006, then the following values would result:

  .   Remaining Annual Withdrawal Amount for current Annuity Year = $0
  . Excess of withdrawal over the Annual Withdrawal Amount ($25,000 - $18,550 = $6,450) reduces Annual Withdrawal Amount for future Annuity Years.
  . Reduction to Annual Withdrawal Amount = Excess Withdrawal/Account Value before Excess Withdrawal X Annual Withdrawal Amount = $6,450/($263,000 - $18,550) X $18,550 = $489

 Annual Withdrawal Amount for future Annuity Years = $18,550 - $489 = $18,061

  .   Remaining Annual Income Amount for current Annuity Year = $0

 Excess of withdrawal over the Annual Income Amount ($25,000 - $13,250 = $11,750) reduces Annual Income Amount for future Annuity Years.

  . Reduction to Annual Income Amount = Excess Income/ Account Value before Excess Income X Annual Income Amount = $11,750/($263,000 - $13,250) X $13,250 = $623
  .   Annual Income Amount for future Annuity Years = $13,250 - $623 = $12,627
  . Protected Withdrawal Value is first reduced by the Annual Withdrawal Amount ($18,550) from $265,000 to $246,450. It is further reduced by the greater of a dollar-for-dollar reduction or a proportional reduction. Dollar-for-dollar reduction = $25,000 - $18,550 = $6,450
  . Proportional reduction = Excess Withdrawal/Account Value before Excess Withdrawal X Protected Withdrawal Value = $6,450/($263,000 - $18,550) X $246,450 = $6,503 Protected Withdrawal Value = $246,450 - max {$6,450,
      $6,503} = $239,947


 BENEFITS UNDER THE LIFETIME FIVE PROGRAM

  . If your Account Value is equal to zero, and the cumulative withdrawals in the current Annuity Year are greater than the Annual Withdrawal Amount, the Lifetime Five program will terminate. To the extent that your Account Value was reduced to zero as a result of cumulative withdrawals that are equal to or less than the Annual Income Amount and amounts are still payable under both the Life Income Benefit and the Withdrawal Benefit, you will be given the choice of receiving the payments under the Life Income Benefit or under the Withdrawal Benefit. Thus, in that scenario, the remaining amounts under the Life Income Benefit and the Withdrawal Benefit would be payable even though your Account Value was reduced to zero. Once you make this election we will make an additional payment for that Annuity Year equal to either the remaining Annual Income Amount or Annual Withdrawal Amount for the Annuity Year, if any, depending on the option you choose. In subsequent Annuity Years we make payments that equal either the Annual Income Amount or the Annual Withdrawal Amount as described in this Prospectus. You will not be able to change the option after your election and no further Purchase Payments will be accepted under your Annuity. If you do not make an election, we will pay you annually under the Life Income Benefit. To the extent that cumulative withdrawals in the current Annuity Year that reduced your Account Value to zero are more than the Annual Income Amount but less than or equal to the Annual Withdrawal Amount and amounts are still payable under the Withdrawal Benefit, you will receive the payments under the Withdrawal Benefit. In the year of a withdrawal that reduced your Account Value to zero, we will make an additional payment to equal any remaining Annual Withdrawal Amount and make payments equal to the Annual Withdrawal Amount in each subsequent year (until the Protected Withdrawal Value is depleted). Once your Account Value equals zero no further Purchase Payments will be accepted under your Annuity.

  . If annuity payments are to begin under the terms of your Annuity or if you decide to begin receiving annuity payments and there is any Annual Income Amount due in subsequent Annuity Years or any remaining Protected Withdrawal Value, you can elect one of the following three options:

 (1)apply your Account Value to any annuity option available; or
 (2)request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. We make such annuity payments until the Annuitant's death; or
 (3)request that, as of the date annuity payments are to begin, we pay out any remaining Protected Withdrawal Value as annuity payments. Each year such annuity payments will equal the Annual Withdrawal Amount or the remaining Protected Withdrawal Value if less. We make such annuity payments until the earlier of the Annuitant's death or the date the Protected Withdrawal Value is depleted.

 We must receive your request in a form acceptable to us at our office.

..   In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments as a single life fixed annuity with five payments certain using the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such annuity payments will be the greater of:

 (1)the present value of future Annual Income Amount payments. Such present value will be calculated using the greater of the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and
 (2)the Account Value.

..   If no withdrawal was ever taken, we will determine a Protected Withdrawal
    Value and calculate an Annual Income Amount and an Annual Withdrawal Amount as if you made your first withdrawal on the date the annuity payments are to begin.

 Other Important Considerations
..   Withdrawals under the Lifetime Five program are subject to all of the terms and conditions of your Annuity, including any applicable CDSC.

..   Withdrawals made while the Lifetime Five program is in effect will be treated, for tax purposes, in the same way as any other withdrawals under your Annuity. The Lifetime Five program does not directly affect your Annuity's Account Value or Surrender Value, but any withdrawal will decrease the Account Value by the amount of the withdrawal (plus any applicable CDSC). If you surrender your Annuity, you will receive the current Surrender Value, not the Protected Withdrawal Value.

..   You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the Lifetime Five program. The Lifetime Five program provides a guarantee that if your Account Value declines due to market performance, you will be able to receive your Protected Withdrawal Value or Annual Income Amount in the form of periodic benefit payments.
..   In general, you must allocate your Account Value in accordance with the then available investment option(s) that we may prescribe in order to elect and maintain the benefit. If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under the benefit, the new requirement will apply only to new elections of the benefit, and we will not compel you to re-allocate your Account Value in accordance with our newly-adopted requirements. Subsequent to any change in requirements, transfers of Account Value and allocation of additional Purchase Payments may be subject to the new investment limitations.


 Election of the Program
 The Lifetime Five program can be elected at the time that you purchase your Annuity. We also offer existing Owners the option to elect the Lifetime Five program after the Issue Date of their Annuity, subject to our eligibility rules and restrictions. Your Account Value as the date of election will be used as a basis to calculate the initial Protected Withdrawal Value, the initial Protected Annual Withdrawal Amount, and the Annual Income Amount.


 Currently, if you terminate the program, you will only be permitted to re-elect Lifetime Five or elect Highest Daily Lifetime Five or Spousal Lifetime Five on any anniversary of the Issue Date that is at least 90 calendar days from the date the benefit was last terminated.

 If you elected Lifetime Five prior to March 20, 2006, and you terminate the program, there will be no waiting period before you can re-elect the program or elect Highest Daily Lifetime Five or Spousal Lifetime Five provided that you had not previously elected Lifetime Five after the Issue Date and within the same Annuity Year that you terminated Lifetime Five. If you had previously elected Lifetime Five after the Issue Date and within the same Annuity Year that you terminate Lifetime Five, you will be able to re-elect the program or elect Highest Daily Lifetime Five or Spousal Lifetime Five on any date on or after the next anniversary of the Issue Date. However, once you choose to re-elect/elect, the waiting period described above will apply to subsequent re-elections. We reserve the right to limit the re-election/election frequency in the future. Before making any such change to the re-election/election frequency, we will provide prior notice to Owners who have an effective Lifetime Five Income Benefit.


 Termination of the Program

 The program terminates automatically when your Protected Withdrawal Value and Annual Income Amount equal zero. You may terminate the program at any time by notifying us. If you terminate the program, any guarantee provided by the benefit will terminate as of the date the termination is effective and certain restrictions on re-election of the benefit will apply as described above. The program terminates upon your surrender of your Annuity, upon the death of the Annuitant (but your surviving spouse may elect a new Lifetime Five if your spouse elects the spousal continuance option and your spouse would then be eligible to elect the benefit if he or she was a new purchaser), upon a change in ownership of your Annuity that changes the tax identification number of the Owner, upon change in the Annuitant or upon your election to begin receiving annuity payments. While you may terminate your program at any time, we may not terminate the program other than in the circumstances listed above. However, we may stop offering the program for new elections or re-elections at any time in the future.

 The charge for the Lifetime Five program will no longer be deducted from your Account Value upon termination of the program.

 Additional Tax Considerations
 If you purchase an Annuity as an investment vehicle for "qualified" investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the Required Minimum Distribution rules under the Code provide that you begin receiving periodic amounts from your Annuity beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the Owner's lifetime. The amount required under the Code may exceed the Annual Withdrawal Amount and the Annual Income Amount, which will cause us to increase the Annual Income Amount and the Annual Withdrawal Amount in any Annuity Year that Required Minimum Distributions due from your Annuity are greater than such amounts. Any such payments will reduce your Protected Withdrawal Value. In addition, the amount and duration of payments under the annuity payment and Death Benefit provisions may be adjusted so that the payments do not trigger any penalty or excise taxes due to tax considerations such as Required Minimum Distribution provisions under the tax law.

 As indicated, withdrawals made while this Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section of the prospectus for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this Benefit here.


 SPOUSAL LIFETIME FIVE INCOME BENEFIT (SPOUSAL LIFETIME FIVE)


 The Spousal Lifetime Five program described below is only being offered in those jurisdictions where we have received regulatory approval and will be offered subsequently in other jurisdictions when we receive regulatory approval in those jurisdictions. Certain terms and conditions may differ between jurisdictions once approved. Currently, if you elect Spousal Lifetime Five and subsequently terminate the benefit, there will be a restriction on your ability to re-elect Spousal Lifetime Five or elect Highest Daily Lifetime Five or Lifetime Five. (See "Election of and Designations under the Program" below for details) Spousal Lifetime Five must be elected based on two Designated Lives, as described below. Each Designated Life must be at least 55 years old when the benefit is elected. The Spousal Lifetime Five program is not available if you elect any other optional living benefit or optional death benefit. As long as your Spousal Lifetime Five Income Benefit is in effect, you must allocate your Account Value in accordance with the then permitted and available option(s) with this program. Currently, you are required to enroll and maintain your Account Value in the asset allocation program if you elect this benefit.


 We offer a program that guarantees until the later death of two natural persons that are each other's spouses at the time of election of Spousal Lifetime Five and at the first death of one of them (the "Designated Lives", each a "Designated Life") the ability to withdraw an annual amount ("Spousal Life Income Benefit") equal to a percentage of an initial principal value (the "Protected Withdrawal Value") regardless of the impact of market performance on the Account Value, subject to our program rules regarding the timing and amount of withdrawals. The Spousal Life Income Benefit may remain in effect even if the Account Value of the Annuity is zero. The program may be appropriate if you intend to make periodic withdrawals from your Annuity, wish to ensure that market performance will not affect your ability to receive annual payments, and wish either spouse to be able to continue the Spousal Life Income Benefit after the death of the first. You are not required to make withdrawals as part of the program -- the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the program.

 Key Feature - Initial Protected withdrawal Value

 The Protected Withdrawal Value is used to determine the amount of each annual payment under the Spousal Life Income Benefit. The initial Protected Withdrawal Value is determined as of the date you make your first withdrawal under the Annuity following your election of Spousal Lifetime Five. The initial Protected Withdrawal Value is equal to the greater of (A) the Account Value on the date you elect Spousal Lifetime Five, plus any additional Purchase Payments as applicable, each growing at 5% per year from the date of your election of the program, or application of the Purchase Payment to your Annuity, until the date of your first withdrawal or the 10/th/ anniversary of the benefit effective date, if earlier (B) the Account Value on the date of the first withdrawal from your Annuity, prior to the withdrawal, and (C) the highest Account Value on each Annuity anniversary, plus subsequent Purchase Payments prior to the first withdrawal or the 10th anniversary of the benefit effective date, if earlier. With respect to (A) and (C) above, after the 10th anniversary of the benefit effective date, each value is increased by the amount of any subsequent Purchase Payments. With respect to Optimum Plus, Credits are added to Purchase Payments for purposes of calculating the Protected Withdrawal Value and the Annual Income Amount (see below for a description of Annual Income Amount).


  . If you elect the Spousal Lifetime Five program at the time you purchase your Annuity, the Account Value will be your initial Purchase Payment.
  . For existing Owners who are electing the Spousal Lifetime Five benefit, the Account Value on the date of your election of the Spousal Lifetime Five program will be used to determine the initial Protected Withdrawal Value.

 Key Feature - Annual Income Amount under the Spousal Life Income Benefit

 The initial Annual Income Amount is equal to 5% of the initial Protected Withdrawal Value. Under the Spousal Lifetime Five program, if your cumulative withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If, cumulatively, you withdraw an amount less than the Annual Income Amount under the Spousal Life Income Benefit in any Annuity Year, you cannot carry-over the unused portion of the Annual Income Amount to subsequent Annuity Years. If your cumulative withdrawals are in excess of the Annual Income Amount ("Excess Income"), your Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Reductions include the actual amount of the withdrawal, including any CDSC that may apply. The Spousal Lifetime Five program does not affect your ability to make withdrawals under your Annuity or limit your ability to request withdrawals that exceed the Annual Income Amount.

 Step-Up of Annual Income Amount
 You may elect to step-up your Annual Income Amount if, due to positive market performance, 5% of your Account Value is greater than the Annual Income Amount. You are eligible to step-up the Annual Income Amount on or after the 1/st/ anniversary of the first withdrawal under the Spousal Lifetime Five program. The Annual Income Amount can be stepped up again on or after the 1/st/ anniversary of the preceding step-up. If you elect to step-up the Annual Income Amount under the program, and on the date you elect to step-up, the charges under the Spousal Lifetime Five program have changed for new purchasers, your program may be subject to the new charge at the time of such step-up. When you elect a step-up, your Annual Income Amount increases to equal 5% of your Account Value after the step-up. Your Annual Income Amount also increases if you make additional Purchase Payments. The amount of the increase is equal to 5% of any additional Purchase Payments (plus any Credit with respect to Optimum Plus). Any increase will be added to your Annual Income Amount beginning on the day that the step-up is effective or the Purchase Payment is made. A determination of whether you have exceeded your Annual Income Amount is made at the time of each withdrawal; therefore a subsequent increase in the Annual Income Amount will not offset the effect of a withdrawal that exceeded the Annual Income Amount at the time the withdrawal was made.

 An optional automatic step-up ("Auto Step-Up") feature is available for this benefit. This feature may be elected at the time the benefit is elected or at any time while the benefit is in force. If you elect this feature, the first Auto Step-Up opportunity will occur on the 1/st/ Annuity Anniversary that is at least one year after the later of (1) the date of the first withdrawal under the Spousal Lifetime Five program or (2) the most recent step-up. At this time, your Annual Income Amount will be stepped-up if 5% of your Account Value is greater than the Annual Income Amount by any amount. If 5% of the Account Value does not exceed the Annual Income Amount, then an Auto Step-Up opportunity will occur on each successive Annuity Anniversary until a step-up occurs. Once a step-up occurs, the next Auto Step-Up opportunity will occur on the 1st Annuity Anniversary that is at least 1 year after the most recent step-up. If, on the date that we implement an Auto Step-Up to your Annual Income Amount, the charge for Spousal Lifetime Five has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Subject to our rules and restrictions, you will still be permitted to manually step-up the Annual Income Amount even if you elect the Auto Step-Up feature.

 Examples of Withdrawals and Step-Up

 The following examples of dollar-for-dollar and proportional reductions and the step-up of the Annual Income Amount assume:


 1)the Issue Date and the Effective Date of the Spousal Lifetime Five program are February 1, 2005; 2) an initial Purchase Payment of $250,000; 3) the Account Value on February 1, 2006 is equal to $265,000; 4) the first withdrawal occurs on March 1, 2006 when the Account Value is equal to $263,000; and 5) the Account Value on February 1, 2010 is equal to $280,000. The values set forth here are purely hypothetical, and do not reflect the charge for the Spousal Lifetime Five or any other fees and charges.


 The initial Protected Withdrawal Value is calculated as the greatest of (a),
 (b) and (c):

 (a)Purchase payment accumulated at 5% per year from February 1, 2005 until March 1, 2006 (393 days) = $250,000 X 1.05/(393/365)/ = $263,484.33
 (b)Account Value on March 1, 2006 (the date of the first withdrawal) = $263,000
 (c)Account Value on February 1, 2006 (the first Annuity Anniversary) = $265,000

 Therefore, the initial Protected Withdrawal Value is equal to $265,000. The Annual Income Amount is equal to $13,250 under the Spousal Life Income Benefit (5% of $265,000).

 Example 1. Dollar-For-Dollar Reduction
 If $10,000 was withdrawn (less than the Annual Income Amount) on March 1, 2006, then the following values would result:

  . Remaining Annual Income Amount for current Annuity Year = $13,250 - $10,000 = $3,250

  .   Annual Income Amount for future Annuity Years remains at $13,250

 Example 2. Dollar-For-Dollar and Proportional Reductions
 (a) If $15,000 was withdrawn (more than the Annual Income Amount) on March 1, 2006, then the following values would result:

  . Remaining Annual Income Amount for current Annuity Year = $0 Excess of withdrawal over the Annual Income Amount ($15,000 - $13,250 = $1,750) reduces Annual Income Amount for future Annuity Years.


  . Reduction to Annual Income Amount = Excess Income/ Account Value before Excess Income X Annual Income Amount = $1,750 / ($263,000 - $13,250) X $13,250 = $93


  .   Annual Income Amount for future Annuity Years = $13,250 - $93 = $13,157

 Example 3. Step-Up of the Annual Income Amount

 If a step-up of the Annual Income Amount is requested on February 1, 2010 or the Auto Step-Up feature was elected, the step-up would occur because 5% of the Account Value, which is $14,000 (5% of $280,000), is greater than the Annual Income Amount of $13,250. The new Annual Income Amount will be equal to $14,000.

 BENEFITS UNDER THE SPOUSAL LIFETIME FIVE PROGRAM
 To the extent that your Account Value was reduced to zero as a result of cumulative withdrawals that are equal to or less than the Annual Income Amount and amounts are still payable under the Spousal Life Income Benefit, we will make an additional payment for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year, if any. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this Prospectus. No further Purchase Payments will be accepted under your Annuity. We will make payments until the first of the Designated Lives to die, and will continue to make payments until the death of the second Designated Life as long as the Designated Lives were spouses at the time of the first death. To the extent that cumulative withdrawals in the current Annuity Year that reduced your Account Value to zero are more than the Annual Income Amount, the Spousal Life Income Benefit terminates and no additional payments will be made.
..   If annuity payments are to begin under the terms of your Annuity or if you decide to begin receiving annuity payments and there is any Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

       (1)apply your Account Value to any annuity option available; or
       (2)request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. We will make payments until the first of the Designated Lives to die, and will continue to make payments until the death of the second Designated Life as long as the Designated Lives were spouses at the time of the first death.

 We must receive your request in a form acceptable to us at our office.

..   In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments as a joint and survivor or single (as applicable) life fixed annuity with five payments certain using the same basis that is used to calculate the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such annuity payments will be the greater of:
       (1)the present value of future Annual Income Amount payments. Such present value will be calculated using the same basis that is used to calculate the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and
       (2)the Account Value.

..   If no withdrawal was ever taken, we will determine an initial Protected
    Withdrawal Value and calculate an Annual Income Amount as if you made your first withdrawal on the date the annuity payments are to begin.

 Other Important Considerations
..   Withdrawals under the Spousal Lifetime Five program are subject to all of the terms and conditions of the Annuity, including any CDSC.

..   Withdrawals made while the Spousal Lifetime Five program is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. The Spousal Lifetime Five program does not directly affect the Annuity's Account Value or Surrender Value, but any withdrawal will decrease the Account Value by the amount of the withdrawal (plus any applicable CDSC). If you surrender your Annuity, you will receive the current Surrender Value, not the Protected Withdrawal Value.

..   You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the Spousal Lifetime Five program. The Spousal Lifetime Five program provides a guarantee that if your Account Value declines due to market performance, you will be able to receive your Annual Income Amount in the form of periodic benefit payments.

..   In general, you must allocate your Account Value in accordance with the then available investment option(s) that we may prescribe in order to elect and maintain the benefit. If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under the benefit, the new requirement will apply only to new elections of the benefit, and we will not compel you to re-allocate your Account Value in accordance with our newly-adopted requirements. Subsequent to any change in requirements, transfers of Account Value and allocation of additional Purchase Payments may be subject to the new investment limitations.
..   There may be circumstances where you will continue to be charged the full amount for the Spousal Lifetime Five program even when the benefit is only providing a guarantee of income based on one life with no survivorship.
..   In order for the Surviving Designated Life to continue the Spousal Lifetime
    Five program upon the death of an owner, the Designated Life must elect to assume ownership of the Annuity under the spousal continuation option. When the Annuity is owned by a Custodial Account, in order for Spousal Lifetime Five to be continued after the death of the first Designated Life (the Annuitant), the Custodial Account must elect to continue the Annuity and the second Designated Life (the Contingent Annuitant) will be named as the new Annuitant. See "Spousal Designations and "Spousal - Assumption of Annuity" in this Prospectus.


 Election of and Designations under the Program
 Spousal Lifetime Five can only be elected based on two Designated Lives. Designated Lives must be natural persons who are each other's spouses at the time of election of the program and at the death of the first of the Designated Lives to die.


 Currently, the program may only be elected where the Owner, Annuitant and Beneficiary Designations are as follows:
  . One Annuity Owner, where the Annuitant and the Owner are the same person and the beneficiary is the Owner's spouse. The Owner/Annuitant and the beneficiary each must be at least 55 years old at the time of election; or

  . Co-Annuity Owners, where the Owners are each other's spouses. The Beneficiary Designation must be the surviving spouse. The first named Owner must be the Annuitant. Both Owners must each be at least 55 years old at the time of election: or
  . One Annuity Owner, where the Owner is a custodial account established to hold retirement assets for the benefit of the Annuitant pursuant to the provisions of Section 408(a) of the Internal Revenue Code (or any successor Code section thereto) ("Custodial Account"), the Beneficiary is the Custodial Account and the spouse of the Annuitant is the Contingent Annuitant. Both the Annuitant and Contingent Annuitant must each be at least 55 years old at the time of election.


 No Ownership changes or Annuitant changes will be permitted once this program is elected. However, if the Annuity is co-owned, the Owner that is not the Annuitant may be removed without affecting the benefit.

 The Spousal Lifetime Five program can be elected at the time that you purchase your Annuity. We also offer existing Owners the option to elect the Spousal Lifetime Five program after the Issue Date of their Annuity, subject to our eligibility rules and restrictions. Your Account Value as the date of election will be used as a basis to calculate the initial Protected Withdrawal Value and the Annual Income Amount.


 Currently, if you terminate the program, you will only be permitted to re-elect Spousal Lifetime Five or elect Highest Daily Lifetime Five or Lifetime Five on any anniversary of the Issue Date that is at least 90 calendar days from the date the benefit was last terminated.


 We reserve the right to further limit the election frequency in the future. Before making any such change to the election frequency, we will provide prior notice to Owners who have an effective Spousal Lifetime Five Income Benefit.

 Termination of the Program
 The program terminates automatically when your Annual Income Amount equals zero. You may terminate the program at any time by notifying us. If you terminate the program, any guarantee provided by the benefit will terminate as of the date the termination is effective and certain restrictions on re-election of the benefit will apply as described above. We reserve the right to further limit the frequency election in the future. The program terminates upon your surrender of the Annuity, upon the first Designated Life to die if the Annuity is not continued, upon the second Designated Life to die or upon your election to begin receiving annuity payments. The charge for the Spousal Lifetime Five program will no longer be deducted from your Account Value upon termination of the program.


 Additional Tax Considerations
 If you purchase an Annuity as an investment vehicle for "qualified" investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or an employer plan under Code Section 401(a), the Required Minimum Distribution rules under the Code provide that you begin receiving periodic amounts from your Annuity beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than 5 percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the Owner's lifetime. The amount required under the Code may exceed the Annual Income Amount, which will cause us to increase the Annual Income Amount in any Annuity Year that Required Minimum Distributions due from your Annuity are greater than such amounts. In addition, the amount and duration of payments under the annuity payment and Death Benefit provisions may be adjusted so that the payments do not trigger any penalty or excise taxes due to tax considerations such as Required Minimum Distribution provisions under the tax law.

 As indicated, withdrawals made while this Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section of the prospectus for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this Benefit here.

 HIGHEST DAILY LIFETIME FIVE INCOME BENEFIT (HIGHEST DAILY LIFETIME FIVE)

 The Highest Daily Lifetime Five program described below is only being offered in those jurisdictions where we have received regulatory approval and will be offered subsequently in other jurisdictions when we receive regulatory approval in those jurisdictions. Certain terms and conditions may differ between jurisdictions once approved. Highest Daily Lifetime Five is offered as an alternative to Lifetime Five and Spousal Lifetime Five. Currently, if you elect Highest Daily Lifetime Five and subsequently terminate the benefit, you will not be able to re-elect Highest Daily Lifetime Five, and will have a waiting period until you can elect Spousal Lifetime Five or Lifetime Five. See "Election of and Designations under the Program" below for details. The income benefit under Highest Daily Lifetime Five currently is based on a single "designated life" who is at least 55 years old on the date that the benefit is acquired. The Highest Daily Lifetime Five Benefit is not available if you elect any other optional living benefit, although you may elect any optional death benefit (other than the Highest Daily Value Death Benefit). Any DCA program that transfers Account Value from a Fixed Allocation is also not available as Fixed Allocations are not permitted with the benefit. As long as your Highest Daily Lifetime Five Benefit is in effect, you must allocate your Account Value in accordance with the then-permitted and available investment option(s) with this program. Currently, you are required to enroll and maintain your Account Value in the asset allocation program if you elect this benefit.

 We offer a benefit that guarantees until the death of the single designated life the ability to withdraw an annual amount (the "Total Annual Income Amount") equal to a percentage of an initial principal value (the "Total Protected Withdrawal Value") regardless of the impact of market performance on the Account Value, subject to our program rules regarding the timing and amount of withdrawals. The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity, and wish to ensure that market performance will not affect your ability to receive annual payments. You are not required to make withdrawals as part of the program -- the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. As discussed below, we require that you participate in our asset transfer program in order to participate in Highest Daily Lifetime Five, and in the Appendices to this prospectus, we set forth the formula under which we make those asset transfers.

 As discussed below, a key component of Highest Daily Lifetime Five is the Total Protected Withdrawal Value, which is an amount that is distinct from Account Value. Because each of the Total Protected Withdrawal Value and Total Annual Income Amount is determined in a way that is not solely related to Account Value, it is possible for Account Value to fall to zero, even though the Total Annual Income Amount remains. You are guaranteed to be able to withdraw the Total Annual Income Amount for the rest of your life, provided that you have not made "excess withdrawals." Excess withdrawals, as discussed below, will reduce your Total Annual Income Amount. Thus, you could experience a scenario in which your Account Value was zero, and, due to your excess withdrawals, your Total Annual Income Amount also was reduced to zero. In that scenario, no further amount would be payable under Highest Daily Lifetime Five.

 Key Feature - Total Protected withdrawal Value
 The Total Protected Withdrawal Value is used to determine the amount of the annual payments under Highest Daily Lifetime Five. The Total Protected Withdrawal Value is equal to the greater of the Protected Withdrawal Value and any Enhanced Protected Withdrawal Value that may exist. We describe how we determine Enhanced Protected Withdrawal Value, and when we begin to calculate it, below. If you do not meet the conditions described below for obtaining Enhanced Protected Withdrawal Value then Total Protected Withdrawal Value is simply equal to Protected Withdrawal Value.

 The Protected Withdrawal Value initially is equal to the Account Value on the date that you elect Highest Daily Lifetime Five. On each Valuation Day thereafter, until the earlier of the first withdrawal or ten years after the date of your election of the benefit, we recalculate the Protected Withdrawal Value. Specifically, on each such Valuation Day (the "Current Valuation Day"), the Protected Withdrawal Value is equal to the greater of:
  . the Protected Withdrawal Value for the immediately preceding Valuation Day (the "Prior Valuation Day"), appreciated at the daily equivalent of 5% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any Purchase Payment (including any associated credit) made on the Current Valuation Day; and
  .   the Account Value.

 If you have not made a withdrawal prior to the tenth anniversary of the date you elected Highest Daily Lifetime Five (which we refer to as the "Tenth Anniversary"), we will continue to calculate a Protected Withdrawal Value. On or after the Tenth Anniversary and up until the date of the first withdrawal, your Protected Withdrawal Value is equal to the greater of the Protected Withdrawal Value on the Tenth Anniversary or your Account Value.

 The Enhanced Protected Withdrawal Value is only calculated if you do not take a withdrawal prior to the Tenth Anniversary. Thus, if you do take a withdrawal prior to the Tenth Anniversary, you are not eligible to receive Enhanced Protected Withdrawal Value. If so, then on or after the Tenth Anniversary up until the date of the first withdrawal, the Enhanced Protected Withdrawal Value is equal to the sum of:
       (a)200% of the Account Value on the date you elected Highest Daily Lifetime Five;
       (b)200% of all Purchase Payments (and any associated Credits) made during the one-year period after the date you elected Highest Daily Lifetime Five; and
       (c)100% of all Purchase Payments (and any associated Credits) made more than one year after the date you elected Highest Daily Lifetime Five, but prior to the date of your first withdrawal.

 We cease these daily calculations of the Protected Withdrawal Value and Enhanced Protected Withdrawal Value (and therefore, the Total Protected Withdrawal Value) when you make your first withdrawal. However, as discussed below, subsequent Purchase Payments (and any associated Credits) will increase the Total Annual Income Amount, while "excess" withdrawals (as described below) may decrease the Total Annual Income Amount.

 Key Feature - Total Annual Income Amount under the Highest Daily Lifetime Five Benefit
 The initial Total Annual Income Amount is equal to 5% of the Total Protected Withdrawal Value. For purposes of the asset transfer formula described below, we also calculate a Highest Daily Annual Income Amount, which is initially equal to 5% of the Protected Withdrawal Value. Under the Highest Daily Lifetime Five benefit, if your cumulative withdrawals in an Annuity Year are less than or equal to the Total Annual Income Amount, they will not reduce your Total Annual Income Amount in subsequent Annuity

 Years, but any such withdrawals will reduce the Total Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative withdrawals are in excess of the Total Annual Income Amount ("Excess Income"), your Total Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Reductions include the actual amount of the withdrawal, including any CDSC that may apply. A Purchase Payment that you make will increase the then-existing Total Annual Income Amount and Highest Daily Annual Income Amount by an amount equal to 5% of the Purchase Payment (including the amount of any associated Credits).

 An automatic step-up feature ("Highest Quarterly Auto Step-Up") is included as part of this benefit. As detailed in this paragraph, the Highest Quarterly Auto Step-Up feature can result in a larger Total Annual Income Amount if your Account Value increases subsequent to your first withdrawal. We begin examining the Account Value for purposes of this feature starting with the anniversary of the Issue Date of the Annuity (the "Annuity Anniversary") immediately after your first withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on the Valuation Days corresponding to the end of each quarter that (i) is based on your Annuity Year, rather than a calendar year; (ii) is subsequent to the first withdrawal; and (iii) falls within the immediately preceding Annuity Year. If the end of any such quarter falls on a holiday or a weekend, we use the next Valuation Day. We multiply each of those quarterly Account Values by 5%, adjust each such quarterly value for subsequent withdrawals and Purchase Payments, and then select the highest of those values. If the highest of those values exceeds the existing Total Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Total Annual Income Amount intact. In later years, (i.e., after the first Annuity Anniversary after the first withdrawal) we determine whether an automatic step-up should occur on each Annuity Anniversary, by performing a similar examination of the Account Values on the end of the four immediately preceding quarters. If, on the date that we implement a Highest Quarterly Auto Step-Up to your Total Annual Income Amount, the charge for Highest Daily Lifetime Five has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Highest Daily Lifetime Five upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject.

 The Highest Daily Lifetime Five program does not affect your ability to make withdrawals under your annuity, or limit your ability to request withdrawals that exceed the Total Annual Income Amount. Under Highest Daily Lifetime Five, if your cumulative withdrawals in an Annuity Year are less than or equal to the Total Annual Income Amount, they will not reduce your Total Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Total Annual Income Amount on a dollar-for-dollar basis in that Annuity Year.

 If, cumulatively, you withdraw an amount less than the Total Annual Income Amount in any Annuity Year, you cannot carry-over the unused portion of the Total Annual Income Amount to subsequent Annuity Years.

 Examples of dollar-for-dollar and proportional reductions, and the Highest Quarterly Auto Step-Up are set forth below. The values depicted here are purely hypothetical, and do not reflect the charges for the Highest Daily Lifetime Five benefit or any other fees and charges. Assume the following for all three examples:
  .   The Issue Date is December 1, 2006
  .   The Highest Daily Lifetime Five benefit is elected on March 5, 2007.

 Dollar-For-Dollar Reductions
 On May 2, 2007, the Total Protected Withdrawal Value is $120,000, resulting in a Total Annual Income Amount of $6,000 (5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Total Annual Income Amount for that Annuity Year (up to and including December 1, 2007) is $3,500. This is the result of a dollar-for-dollar reduction of the Total Annual Income Amount - $6,000 less $2,500 = $3,500.

 Proportional Reductions
 Continuing the previous example, assume an additional withdrawal of $5,000 occurs on August 6, 2007 and the Account Value at the time of this withdrawal is $110,000. The first $3,500 of this withdrawal reduces the Total Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount - $1,500 - reduces the Total Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the excess withdrawal to the Account Value immediately prior to the excess withdrawal. (Note that if there were other withdrawals in that Annuity Year, each would result in another proportional reduction to the Total Annual Income Amount).

 Here is the calculation:



   Account Value before withdrawal                                $110,000.00
   Less amount of "non" excess withdrawal                         $ (3,500.00)
   Account Value immediately before excess withdrawal of $1,500   $106,500.00
   Excess withdrawal amount                                       $  1,500.00
   Divided by Account Value immediately before excess withdrawal  $106,500.00
   Ratio                                                                 1.41%
   Total Annual Income Amount                                     $  6,000.00
   Less ratio of 1.41%                                            $    (84.51)
   Total Annual Income Amount for future Annuity Years            $  5,915.49



 Highest Quarterly Auto Step-Up
 On each Annuity Anniversary date, the Total Annual Income Amount is stepped-up if 5% of the highest quarterly value since your first withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional Purchase Payments, is higher than the Total Annual Income Amount, adjusted for excess withdrawals and additional Purchase Payments (plus any Credit with respect to Optimum Plus).

 Continuing the same example as above, the Total Annual Income Amount for this Annuity Year is $6,000. However, the excess withdrawal on August 6 reduces this amount to $5,915.49 for future years (see above). For the next Annuity Year, the Total Annual Income Amount will be stepped-up if 5% of the highest quarterly Account Value, adjusted for withdrawals, is higher than $5,915.49. Here are the calculations for determining the quarterly values. Only the June 1 value is being adjusted for excess withdrawals as the September 1 and December 1 Valuation Days occur after the excess withdrawal on August 6.



                                Highest Quarterly Value
                                    (adjusted with       Adjusted Total Annual
                                    withdrawal and      Income Amount (5% of the
Date*             Account value  Purchase Payments)**   Highest Quarterly Value)
-----             ------------- ----------------------- ------------------------
June 1, 2007       $118,000.00        $118,000.00              $5,900.00
August 6, 2007     $120,000.00        $112,885.55              $5,644.28
September 1, 2007  $112,000.00        $112,885.55              $5,644.28
December 1, 2007   $119,000.00        $119,000.00              $5,950.00



        * In this example, the Annuity Anniversary date is December 1. The quarterly valuation dates are every three months thereafter -
           March 1, June 1, September 1, and December 1. In this example, we do not use the March 1 date as the first withdrawal took place after March 1. The Annuity Anniversary Date of December 1 is considered the fourth and final quarterly valuation date for the year.
        ** In this example, the first quarterly value after the first withdrawal is $118,000 on June 1, yielding an adjusted Total Annual Income Amount of $5,900.00. This amount is adjusted on August 6 to reflect the $5,000 withdrawal. The calculations for the adjustments are:
  . The Account Value of $118,000 on June 1 is first reduced dollar-for-dollar by $3,500 ($3,500 is the remaining Total Annual Income Amount for the Annuity Year), resulting in an adjusted Account Value of $114,500 before the excess withdrawal.
  . This amount ($114,500) is further reduced by 1.41% (this is the ratio in the above example which is the excess withdrawal divided by the Account Value immediately preceding the excess withdrawal) resulting in a Highest Quarterly Value of $112,885.55.

 The adjusted Total Annual Income Amount is carried forward to the next quarterly anniversary date of September 1. At this time, we compare this amount to 5% of the Account Value on September 1. Since the June 1 adjusted Total Annual Income Amount of $5,644.28 is higher than $5,600.00 (5% of $112,000), we continue to carry $5,644.28 forward to the next and final quarterly anniversary date of December 1. The Account Value on December 1 is $119,000 and 5% of this amount is $5,950. Since this is higher than $5,644.28, the adjusted Total Annual Income Amount is reset to $5,950.00.

 In this example, 5% of the December 1 value yields the highest amount of $ 5,950.00. Since this amount is higher than the current year's Total Annual Income Amount of $5,915.49 adjusted for excess withdrawals, the Total Annual Income Amount for the next Annuity Year, starting on December 2, 2007 and continuing through December 1, 2008, will be stepped-up to $5,950.00.

 Benefits under the Highest Daily Lifetime Five Program
..   To the extent that your Account Value was reduced to zero as a result of cumulative withdrawals that are equal to or less than the Total Annual Income Amount and amounts are still payable under Highest Daily Lifetime Five, we will make an additional payment, if any, for that Annuity Year equal to the remaining Total Annual
    Income Amount for the Annuity Year. Thus, in that scenario, the remaining Total Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Total Annual Income Amount as described in this section. We will make payments until the death of the single designated life. To the extent that cumulative withdrawals in the current Annuity Year that reduced your Account Value to zero are more than the Total Annual Income Amount, the Highest Daily Lifetime Five benefit terminates, and no additional payments will be made.
..   If Annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving Annuity payments and there is a Total Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

       (1)apply your Account Value to any Annuity option available; or
       (2)request that, as of the date Annuity payments are to begin, we make Annuity payments each year equal to the Total Annual Income Amount. We will make payments until the death of the single designated life.

 We must receive your request in a form acceptable to us at our office.

..   In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments in the form of a single life fixed annuity with ten payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such Annuity payments will be the greater of:

       (1)the present value of the future Total Annual Income Amount payments. Such present value will be calculated using the greater of the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and
       (2)the Account Value.

..   If no withdrawal was ever taken, we will calculate the Total Annual Income
    Amount as if you made your first withdrawal on the date the annuity payments are to begin.
..   Please note that if your Annuity has a maximum Annuity Date requirement, payments that we make under this benefit as of that date will be treated as annuity payments.

 Other Important Considerations
..   Withdrawals under the Highest Daily Lifetime Five benefit are subject to all of the terms and conditions of the Annuity, including any CDSC.
..   Withdrawals made while the Highest Daily Lifetime Five Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. The Highest Daily Lifetime Five Benefit does not directly affect the Account Value or surrender value, but any withdrawal will decrease the Account Value by the amount of the withdrawal (plus any applicable CDSC). If you surrender your Annuity you will receive the current surrender value.
..   You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the Highest Daily Lifetime Five benefit. The Highest Daily Lifetime Five benefit provides a guarantee that if your Account Value declines due to market performance, you will be able to receive your Total Annual Income Amount in the form of periodic benefit payments.
..   upon inception of the benefit, 100% of your Account Value must be allocated to the permitted sub-accounts. However, the asset transfer component of the benefit as described below may transfer Account Value to the Benefit Fixed Rate Account as of the effective date of the benefit in some circumstances.
..   you cannot allocate Purchase Payments or transfer Account Value to a Fixed
    Allocation if you elect this benefit.
..   transfers to and from the Sub-accounts and the Benefit Fixed Rate Option triggered by the asset transfer component of the benefit will not count toward the maximum number of free transfers allowable under an Annuity.
..   In general, you must allocate your Account Value in accordance with the then available investment option(s) that we may prescribe in order to elect and maintain the Highest Daily Lifetime Five benefit. If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under the benefit, the new requirement will apply only to new elections of the benefit, and we will not compel you to re-allocate your Account Value in accordance with our newly-adopted requirements. Subsequent to any change in requirements, transfers of Account Value and allocation of additional Purchase Payments may be subject to the new investment limitations.

 Election of and Designations under the Program
 For Highest Daily Lifetime Five, there must be either a single Owner who is the same as the Annuitant, or if the Annuity is entity-owned, there must be a single natural person Annuitant. In either case, the Annuitant must be at least 55 years old.

 Any change of the Annuitant under the Annuity will result in cancellation of Highest Daily Lifetime Five. Similarly, any change of Owner will result in cancellation of Highest Daily Lifetime Five, except if (a) the new Owner has the same taxpayer identification number as the previous owner (b) both the new Owner and previous Owner are entities or (c) the previous Owner is a natural person and the new Owner is an entity.

 Highest Daily Lifetime Five can be elected at the time that you purchase your Annuity. However, with respect to Optimum Plus, you may elect this benefit at the time you purchase your Annuity only if the CDSC schedule for Optimum Plus Annuities issued on or after November 20, 2006 applies. (See "Summary of Contract Fees and Charges" section of the Prospectus). We also offer existing owners (i.e., those who have already acquired their Annuity) the option to elect Highest Daily Lifetime Five after the Issue Date, subject to our eligibility rules and restrictions. However, for existing Owners of Optimum Plus whose Annuities are subject to the CDSC schedule for Annuities issued prior to November 20, 2006, this benefit may only be elected on or after the first anniversary of the Issue Date.

 Currently, if you terminate the Highest Daily Lifetime Five benefit, you will
 (a) not be permitted to re-elect the benefit and (b) will be allowed to elect the Spousal Lifetime Five Benefit or the Lifetime Five Income Benefit on any anniversary of the Issue Date that is at least 90 calendar days from the date the Highest Daily Lifetime Five Benefit was terminated. We reserve the right to further limit the election frequency in the future. Before making any such change to the election frequency, we will provide prior notice to Owners who have an effective Highest Daily Lifetime Five Benefit.

 Termination of the Program
 You may terminate the benefit at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election will apply as described above. The benefit terminates: (i) upon your termination of the benefit (ii) upon your surrender of the Annuity (iii) upon your election to begin receiving annuity payments (iv) upon the death of the Annuitant (v) if both the Account Value and Total Annual Income Amount equal zero or (vi) if you fail to meet our requirements for issuing the benefit.

 Upon termination of Highest Daily Lifetime Five, we cease deducting the charge for the benefit. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the variable investment options, and (ii) transfer all amounts held in the Benefit Fixed Rate Account (as defined below) to your variable investment options, based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e. in the same proportion as the current balances in your variable investment options). Upon termination, we may limit or prohibit investment in the Fixed Allocations.

 Return of Principal Guarantee
 If you have not made a withdrawal before the Tenth Anniversary, we will increase your Account Value on that Tenth Anniversary (or the next Valuation Day, if that anniversary is not a Valuation Day), if the requirements set forth in this paragraph are met. On the Tenth Anniversary, we add:

       (a)your Account Value on the day that you elected Highest Daily Lifetime Five; and
       (b)the sum of each Purchase Payment you made (including any Credits with respect to Optimum Plus) during the one-year period after you elected the benefit.

 If the sum of (a) and (b) is greater than your Account Value on the Tenth Anniversary, we increase your Account Value to equal the sum of (a) and (b), by contributing funds from our general account. If the sum of (a) and (b) is less than or equal to your Account Value on the Tenth Anniversary, we make no such adjustment. The amount that we add to your Account Value under this provision will be allocated to each of your variable investment options and the Benefit Fixed Rate Account (described below), in the same proportion that each such investment option bears to your total Account Value, immediately prior to the application of the amount. Any such amount will not be considered a Purchase Payment when calculating your Total Protected Withdrawal Value, your death benefit, or the amount of any other or optional benefit that you may have selected, and therefore will have no direct impact on any such values at the time we add this amount. This potential addition to Account Value is available only if you have elected Highest Daily Lifetime Five and if you meet the conditions set forth in this paragraph. Thus, if you take a withdrawal prior to the Tenth Anniversary, you are not eligible to receive the Return of Principal Guarantee.

 Asset Transfer Component of Highest Daily Lifetime Five
 As indicated above, we limit the sub-accounts to which you may allocate Account Value if you elect Highest Daily Lifetime Five. For purposes of this benefit, we refer to those permitted sub-accounts as the "Permitted Sub-accounts". As a requirement of participating in Highest Daily Lifetime Five, we require that you participate in our specialized asset transfer program, under which we may transfer Account Value between the Permitted Sub-accounts and a fixed interest rate account that is part of our general account (the "Benefit Fixed Rate Account"). We determine whether to make a transfer, and the amount of any transfer, under a non-discretionary formula, discussed below. The Benefit Fixed Rate Account is available only with this benefit, and thus you may not allocate Purchase Payments to the Benefit Fixed Rate Account. The interest rate that we pay with respect to the Benefit Fixed Rate Account is reduced by an amount that corresponds generally to the charge that we assess against your variable Sub-accounts for Highest Daily Lifetime Five. The Benefit Fixed Rate Account is not subject to the Investment Company Act of 1940 or the Securities Act of 1933.

 Under the asset transfer component of Highest Daily Lifetime Five, we monitor your Account Value daily and, if necessary, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the Benefit Fixed Rate Account. Any transfer would be made in accordance with a formula, which is set forth in the schedule supplement to the endorsement for this benefit (and also appears in the Appendices to this prospectus). Speaking generally, the formula, which we apply each Valuation Day, operates as follows. The formula starts by identifying your Protected Withdrawal Value for that day and then multiplies that figure by 5%, to produce a projected (i.e., hypothetical) Highest Daily Annual Income Amount. Then, using our actuarial tables, we produce an estimate of the total amount we would target in our allocation model, based on the projected Highest Daily Annual Income Amount each year for the rest of your life. In the formula, we refer to that value as the "Target Value" or "L". If you have already made a withdrawal, your projected Highest Daily Annual Income Amount (and thus your Target Value) would take into account any automatic step-up that was scheduled to occur according to the step-up formula described above. Next, the formula subtracts from the Target Value the amount held within the Benefit Fixed Rate Account on that day, and divides that difference by the amount held within the Permitted Sub-accounts. That ratio, which essentially isolates the amount of your Target Value that is not offset by amounts held within the Benefit Fixed Rate Account, is called the "Target Ratio" or "r". If the Target Ratio exceeds a certain percentage, (currently 83%) it means essentially that too much Target Value is not offset by assets within the Benefit Fixed Rate Account, and therefore we will transfer an amount from your Permitted Sub-accounts to the Benefit Fixed Rate Account. Conversely, if the Target Ratio falls below a certain percentage, (currently 77%) then a transfer from the Benefit Fixed Rate Account to the Permitted Sub-accounts would occur. Note that the formula is calculated with reference to the Highest Daily Annual Income Amount, rather than with reference to the Annual Income Amount.

 As you can glean from the formula, a downturn in the securities markets (i.e., a reduction in the amount held within the Permitted Sub-accounts) may cause us to transfer some of your variable Account Value to the Benefit Fixed Rate Account, because such a reduction will tend to increase the Target Ratio. Moreover, certain market return scenarios involving "flat" returns over a period of time also could result in the transfer of money to the Benefit Fixed Rate Account. In deciding how much to transfer, we use another formula, which essentially seeks to re-balance amounts held in the Permitted Sub-accounts and the Benefit Fixed Rate Account so that the Target Ratio meets a target, which currently is equal to 80%. Once you elect Highest Daily Lifetime Five, the ratios we use will be fixed. For newly issued annuities that elect Highest Daily Lifetime Five and existing annuities that elect Highest Daily Lifetime Five, however, we reserve the right to change the ratios.

 While you are not notified when your Annuity reaches a reallocation trigger, you will receive a confirmation statement indicating the transfer of a portion of your Account Value either to or from the Benefit Fixed Rate Account. The formula by which the reallocation triggers operate is designed primarily to mitigate the financial risks that we incur in providing the guarantee under Highest Daily Lifetime Five.

 Depending on the results of the calculation relative to the reallocation triggers, we may, on any day:
  .   Not make any transfer; or
  . If a portion of your Account Value was previously allocated to the Benefit Fixed Rate Account, transfer all or a portion of those amounts to the Permitted Sub-accounts, based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e., in the same proportion as the current balances in your variable investment options). Amounts taken out of the Benefit Fixed Rate Account will be withdrawn for this purpose on a last-in, first-out basis (an amount renewed into a new guarantee period under the Benefit Fixed Rate Account will be deemed a new investment for purposes of this last-in, first-out rule); or
  . Transfer all or a portion of your Account Value in the Permitted Sub-accounts pro-rata to the Benefit Fixed Rate Account. The interest that you earn on such transferred amount will be equal to the annual rate that we have set for that day, and we will credit the daily equivalent of that annual interest until the earlier of one year from the date of the transfer or the date that such amount in the Benefit Fixed Rate Account is transferred back to the Permitted Sub-accounts.

 If a significant amount of your Account Value is systematically transferred to the Benefit Fixed Rate Account during periods of market declines or low interest rates, less of your Account Value may be available to participate in the investment experience of the Permitted Sub-accounts if there is a subsequent market recovery. Under the reallocation formula that we employ, it is possible that over time a significant portion, and under certain circumstances all, of your Account Value may be allocated to the Benefit Fixed Rate Account. Note that if your entire Account Value is transferred to the Benefit Fixed Rate Account, then based on the way the formula operates, that value would remain in the Benefit Fixed Rate Account unless you made additional Purchase Payments to the Permitted Sub-Accounts, which could cause Account Value to transfer out of the Benefit Fixed Rate Account.

 Additional Tax Considerations
 If you purchase an annuity as an investment vehicle for "qualified" investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the Required Minimum Distribution rules under the Code provide that you begin receiving periodic amounts from your annuity beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than 5 percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the owner's lifetime. The amount required under the Code may exceed the Total Annual Income Amount, which will cause us to increase the Total Annual Income Amount in any Annuity Year that Required Minimum Distributions due from your Annuity that are greater than such amounts. In addition, the amount and duration of payments under the annuity payment and death benefit provisions may be adjusted so that the payments do not trigger any penalty or excise taxes due to tax considerations such as Required Minimum Distribution provisions under the tax law. Please note, however, that any withdrawal you take prior to the Tenth Anniversary, even if withdrawn to satisfy required minimum distribution rules, will cause you to lose the ability to receive Enhanced Protected Withdrawal Value and an amount under the Return of Principal Guarantee.

 As indicated, withdrawals made while this Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section of the prospectus for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this Benefit here. However, we do note that if you participate in Highest Daily Lifetime Five through a non-qualified annuity, and your annuity has received Enhanced Protected Withdrawal Value and/or an additional amount under the Return of Principal Guarantee, as with all withdrawals, once all Purchase Payments are returned under the Annuity, all subsequent withdrawal amounts will be taxed as ordinary income.

                                 DEATH BENEFIT

 WHAT TRIGGERS THE PAYMENT OF A DEATH BENEFIT?

 Each Annuity provides a Death Benefit during its accumulation period. If an Annuity is owned by one or more natural persons, the Death Benefit is payable upon the first death of an Owner. If an Annuity is owned by an entity, the Death Benefit is payable upon the Annuitant's death, if there is no Contingent Annuitant. Generally, if a Contingent Annuitant was designated before the Annuitant's death and the Annuitant dies, then the Contingent Annuitant becomes the Annuitant and a Death Benefit will not be paid at that time. The person upon whose death the Death Benefit is paid is referred to below as the "decedent."


 BASIC DEATH BENEFIT
 Each Annuity provides a basic Death Benefit at no additional charge. The Insurance Charge we deduct daily from your Account Value allocated to the Sub-accounts is used, in part, to pay us for the risk we assume in providing the basic Death Benefit guarantee under an Annuity. Each Annuity also offers four different optional Death Benefits that can be purchased for an additional charge. The additional charge is deducted to compensate American Skandia for providing increased insurance protection under the optional Death Benefits. Notwithstanding the additional protection provided under the optional Death Benefits, the additional cost has the impact of reducing the net performance of the investment options. In addition, with respect to Optimum Plus, under certain circumstances, your Death Benefit may be reduced by the amount of any Credits we applied to your Purchase Payments. (See "How are Credits Applied to My Account Value".)

 The basic Death Benefit is the greater of:

  . The sum of all Purchase Payments (not including any Credits) less the sum of all proportional withdrawals.

  . The sum of your Account Value in the Sub-accounts and your Interim Value in the Fixed Allocations.


 With respect to Optimum Plus, the basic Death Benefit is reduced by the amount of any Credits applied within 12 months prior to the date of death.


 "Proportional withdrawals" are determined by calculating the percentage of your Account Value that each prior withdrawal represented when withdrawn. For example, a withdrawal of 50% of Account Value would be considered as a 50% reduction in Purchase Payments for purposes of calculating the basic Death Benefit.

 OPTIONAL DEATH BENEFITS
 Four optional Death Benefits are offered for purchase with your Annuity to provide an enhanced level of protection for your beneficiaries.


 Currently, these benefits are only offered in those jurisdictions where we have received regulatory approval and must be elected at the time that you purchase your Annuity. We may, at a later date, allow existing Annuity Owners to purchase an optional Death Benefit subject to our rules and any changes or restrictions in the benefits. Certain terms and conditions may differ between jurisdictions once approved and if you purchase your Annuity as part of an exchange, replacement or transfer, in whole or in part, from any other Annuity we issue. The "Combination 5% Roll-up and Highest Anniversary Value" Death Benefit may only be elected individually, and cannot be elected in combination with any other optional Death Benefit. If you elect Spousal Lifetime Five, you are not permitted to elect an optional Death Benefit. With respect to Optimum Plus, under certain circumstances, each Optional Death Benefit that you elect may be reduced by the amount of Credits applied to your Purchase Payments.

 Investment Restrictions may apply if you elect certain optional death benefits.


 Enhanced Beneficiary Protection Optional Death Benefit
 The Enhanced Beneficiary Protection Optional Death Benefit can provide additional amounts to your Beneficiary that may be used to offset federal and state taxes payable on any taxable gains in your Annuity at the time of your death. Whether this benefit is appropriate for you may depend on your particular circumstances, including other financial resources that may be available to your Beneficiary to pay taxes on your Annuity should you die during the accumulation period. No benefit is payable if death occurs on or after the Annuity Date.


 The Enhanced Beneficiary Protection Optional Death Benefit provides a benefit that is payable in addition to the basic Death Benefit and certain other optional death benefits you may elect in conjunction with this benefit.

 If the Annuity has one Owner, the Owner must be age 75 or less at the time the benefit is purchased. If an Annuity has joint Owners, the oldest Owner must be age 75 or less. If an Annuity is owned by an entity, the Annuitant must be age 75 or less.

 Calculation Of Enhanced Beneficiary Protection Optional Death Benefit
 If you purchase the Enhanced Beneficiary Protection Optional Death Benefit, the Death Benefit is calculated as follows:

 1. the basic Death Benefit described above;

    PLUS

 2. 40% of your "Growth" under an Annuity, as defined below.

 "Growth" means the sum of your Account Value in the Sub-accounts and your Interim Value in the Fixed Allocations, minus the total of all Purchase Payments (less the amount of any Credits applied within 12-months prior to the date of death, with respect to Optimum Plus) reduced by the sum of all proportional withdrawals.

 "Proportional withdrawals" are determined by calculating the percentage of your Account Value that each prior withdrawal represented when withdrawn. For example, a withdrawal of 50% of Account Value would be considered as a 50% reduction in Purchase Payments.

 The Enhanced Beneficiary Protection Optional Death Benefit is subject to a maximum of 100% of all Purchase Payments applied to an Annuity at least 12 months prior to the death of the decedent that triggers the payment of the Death Benefit.

 The Enhanced Beneficiary Protection Optional Death Benefit is being offered in those jurisdictions where we have received regulatory approval. Certain terms and conditions may differ between jurisdictions once approved. Please refer to the section entitled "Tax Considerations" for a discussion of special tax considerations for purchasers of this benefit. The Enhanced Beneficiary Protection Death Benefit is not available if you elect the "Combination 5% Roll-up and Highest Anniversary Value" Death Benefit or the Spousal Lifetime Five Income Benefit.


 See Appendix B for examples of how the Enhanced Beneficiary Protection Optional Death Benefit is calculated.

 Highest Anniversary Value Death Benefit ("HAV")
 If an Annuity has one Owner, the Owner must be age 79 or less at the time the Highest Anniversary Value Optional Death Benefit is purchased. If an Annuity has joint Owners, the oldest Owner must be age 79 or less. If an Annuity is owned by an entity, the Annuitant must be age 79 or less. Certain of the Portfolios offered as Sub-accounts under the Annuity are not available if you elect the Highest Anniversary Value Death Benefit. In addition, we reserve the right to require you to use certain asset allocation model(s) if you elect this death benefit.

 Calculation of Highest Anniversary Value Death Benefit
 The HAV Death Benefit depends on whether death occurs before or after the Death Benefit Target Date.

       If the Owner dies before the Death Benefit Target Date, the Death Benefit equals the greater of:

       1. the basic Death Benefit described above; and
       2. the Highest Anniversary Value as of the Owner's date of death.

       If the Owner dies on or after the Death Benefit Target Date, the Death Benefit equals the greater of:

       1. the basic Death Benefit described above; and
       2. the Highest Anniversary Value on the Death Benefit Target Date plus the sum of all Purchase Payments (including any Credits applied to such Purchase Payments more than twelve (12) months prior to date of death in the case of Optimum Plus) less the sum of all proportional withdrawals since the Death Benefit Target Date.

       The amount determined by this calculation is increased by any Purchase Payments received after the Owner's date of death and decreased by any proportional withdrawals since such date.


       The Highest Anniversary Value Death Benefit described above is currently being offered in those jurisdictions where we have received regulatory approval. Certain terms and conditions may differ between jurisdictions once approved. The Highest Anniversary Value Death Benefit is not available if you elect "Combination 5% Roll-up and Highest Anniversary Value" or the "Highest Daily Value" Death Benefit. It is also not available with Spousal Lifetime Five.

 Please refer to the definition of Death Benefit Target Date below. This death benefit may not be an appropriate feature where the Owner's age is near the age specified in the Death Benefit Target Date. This is because the benefit may not have the same potential for growth as it otherwise would, since there will be fewer contract anniversaries before the death benefit target date is reached. The death benefit target date under this death benefit is earlier than the death benefit target date under the Combination 5% Roll-up and Highest Anniversary Value Death Benefit for Owners who are age 76 or older when an Annuity is issued, which may result in a lower value on the death benefit, since there will be fewer contract anniversaries before the death benefit target date is reached.

 See Appendix B for examples of how the Highest Anniversary Value Death Benefit is calculated.

 Combination 5% Roll-up and Highest Anniversary Value Death Benefit
 If an Annuity has one Owner, the Owner must be age 79 or less at the time the Combination 5% Roll-up and HAV Optional Death Benefit is purchased. If an Annuity has joint Owners, the oldest Owner must be age 79 or less. If the Annuity is owned by an entity, the Annuitant must be age 79 or less.


 If you elect this benefit, you must allocate your Account Value in accordance with the then permitted and available option(s) with this benefit. In addition, we reserve the right to require you to use certain asset allocation model(s) if you elect this Death Benefit.


 Calculation of the Combination 5% Roll-up and Highest Anniversary Value Death Benefit
 The Combination 5% Roll-up and HAV Death Benefit equals the greatest of:

       1. the basic Death Benefit described above; and
       2. the Highest Anniversary Value Death Benefit described above; and
       3. 5% Roll-up described below.

       The calculation of the 5% Roll-up depends on whether death occurs before or after the Death Benefit Target Date.

       If the Owner dies before the Death Benefit Target Date the 5% Roll up is equal to:

       . all Purchase Payments (including any Credits applied to such Purchase Payments more than twelve (12) months prior to date of death in the case of Optimum Plus) increasing at an annual effective interest rate of 5% starting on the date that each Purchase Payment is made and ending on the Owner's date of death;

    MINUS

       . the sum of all withdrawals, dollar for dollar up to 5% of the Death Benefit's value as of the prior contract anniversary (or Issue Date if the withdrawal is in the first contract year). Any withdrawals in excess of the 5% dollar for dollar limit are proportional.

       If the Owner dies on or after the Death Benefit Target Date the 5% Roll-up is equal to:

       . the 5% Roll-up value as of the Death Benefit Target Date increased by total Purchase Payments (including any Credits applied to such Purchase Payments more than twelve (12) months prior to date of death in the case of Optimum Plus) made after the Death Benefit Target Date;

    MINUS

       . the sum of all withdrawals which reduce the 5% Roll-up proportionally.

 In the case of Optimum Plus, as indicated, the amounts calculated in Items 1, 2 and 3 above (before, on or after the Death Benefit Target Date) may be reduced by any Credits under certain circumstances. Please refer to the definitions of Death Benefit Target Date below. This Death Benefit may not be an appropriate feature where the Owner's age is near the age specified in the Death Benefit Target Date. This is because the benefit may not have the same potential for growth as it otherwise would, since there will be fewer Annuity anniversaries before the Death Benefit Target Date is reached.


 The "Combination 5% Roll-up and Highest Anniversary Value" Death Benefit described above is currently being offered in those jurisdictions where we have received regulatory approval. Certain terms and conditions may differ between jurisdictions once approved. The "Combination 5% Roll-up and Highest Anniversary Value" Death Benefit is not available if you elect any other optional Death Benefit or elect Spousal Lifetime Five.

 See Appendix B for examples of how the "Combination 5% Roll-up and Highest Anniversary Value" Death Benefit is calculated.


 Key Terms Used with the Highest Anniversary Value Death Benefit and the Combination 5% Roll-up and Highest Anniversary Value Death Benefit:

..   The Death Benefit Target Date for the Highest Anniversary Value Death
    Benefit is the contract anniversary on or after the 80/th/ birthday of the current Owner, the oldest of either joint Owner or the Annuitant, if entity owned.
..   The Death Benefit Target Date for the Combination 5% Roll-up and HAV Death
    Benefit is the later of the contract anniversary on or after the 80/th/ birthday of the current Owner, the oldest of either joint Owner or the Annuitant, if entity owned, or five years after the Issue Date of an Annuity.
..   The Highest Anniversary Value equals the highest of all previous
    "Anniversary Values" less proportional withdrawals since such anniversary and plus any Purchase Payments (including any Credits applied to such Purchase Payments more than twelve (12) months prior to the date of death in the case of Optimum Plus) since such anniversary.
..   The Anniversary Value is the Account Value as of each anniversary of the
    Issue Date of an Annuity. The Anniversary Value on the Issue Date is equal to your Purchase Payment. (including any Credits applied to such Purchase Payments more than twelve (12) months prior to the date of death in the case of Optimum Plus)
..   Proportional withdrawals are determined by calculating the percentage of your Account Value that each prior withdrawal represented when withdrawn. Proportional withdrawals result in a reduction to the Highest Anniversary Value or 5% Roll-up value by reducing such value in the same proportion as the Account Value was reduced by the withdrawal as of the date the withdrawal occurred. For example, if your Highest Anniversary Value or 5% Roll-up value is $125,000 and you subsequently withdraw $10,000 at a time when your Account Value is equal to $100,000 (a 10% reduction), when calculating the optional Death Benefit we will reduce your Highest Anniversary Value ($ 125,000) by 10% or $12,500.

 Highest Daily Value Death Benefit ("HDV")
 If an Annuity has one Owner, the Owner must be age 79 or less at the time the Highest Daily Value Death Benefit is elected. If an Annuity has joint Owners, the older Owner must be age 79 or less. If there are joint Owners, death of the Owner refers to the first to die of the joint Owners. If an Annuity is owned by an entity, the Annuitant must be age 79 or less and death of the Owner refers to the death of the Annuitant.


 If you elect this benefit, you must allocate your Account Value in accordance with the then permitted and available option(s) with this benefit. Currently, you are required to enroll and maintain your Account Value in the asset allocation program if you elect this benefit.


 The HDV Death Benefit depends on whether death occurs before or after the Death Benefit Target Date.

       If the Owner dies before the Death Benefit Target Date, the Death Benefit equals the greater of:

       1. the basic Death Benefit described above (including any Credits applied to such Purchase Payments more than twelve (12) months prior to the date of death in the case of Optimum Plus); and
       2. the HDV as of the Owner's date of death.

       If the Owner dies on or after the Death Benefit Target Date, the Death Benefit equals the greater of:

       1. the basic Death Benefit described above; and
       2. the HDV on the Death Benefit Target Date plus the sum of all Purchase Payments (including any Credits applied to such Purchase Payments more than twelve (12) months prior to the date of death in the case of Optimum Plus) less the sum of all proportional withdrawals since the Death Benefit Target Date.

       The amount determined by this calculation is increased by any Purchase Payments received after the Owner's date of death and decreased by any proportional withdrawals since such date.


       The Highest Daily Value Death Benefit described above is currently being offered in those jurisdictions where we have received regulatory approval. Certain terms and conditions may differ between jurisdictions once approved. The Highest Daily Value Death Benefit is not available if you elect the Guaranteed Return Option, Guaranteed Return Option Plus, Spousal Lifetime Five, Highest Daily Lifetime Five, the "Combination 5% Roll-up and Highest Anniversary Value" Death Benefit, or the Highest Anniversary Value Death Benefit.


 Key Terms Used with the Highest Daily Value Death Benefit:

..   The Death Benefit Target Date for the Highest Daily Value Death Benefit is
    the later of an Annuity anniversary on or after the 80/th/ birthday of the current Owner, or the older of either the joint Owner or the Annuitant, if entity owned, or five years after the Issue Date of an Annuity.

..   The Highest Daily Value equals the highest of all previous "Daily Values"
    less proportional withdrawals since such date and plus any Purchase Payments (plus associated Credits in the case of Optimum Plus) since such date.

..   The Daily Value is the Account Value as of the end of each Valuation Day.
    The Daily Value on the Issue Date is equal to your Purchase Payment (plus associated Credits applied more than twelve (12) months prior to the date of death in the case of Optimum Plus).

..   Proportional withdrawals are determined by calculating the percentage of your Account Value that each prior withdrawal represented when withdrawn. Proportional withdrawals result in a reduction to the Highest Daily Value by reducing such value in the same proportion as the Account Value was reduced by the withdrawal as of the date the withdrawal occurred. For example, if your Highest Daily Value is $125,000 and you subsequently withdraw $10,000 at a time when your Account Value is equal to $100,000 (a 10% reduction), when calculating the optional Death Benefit we will reduce your Highest Daily Value ($125,000) by 10% or $12,500.

 Please see Appendix B to this prospectus for a hypothetical example of how the HDV Death Benefit is calculated.

 Annuities with Joint Owners
 For Annuities with joint Owners, the Death Benefits are calculated as shown above except that the age of the oldest of the joint Owners is used to determine the Death Benefit Target Date. NOTE: If you and your spouse own your Annuity jointly, we will pay the Death Benefit to the Beneficiary. If the sole primary Beneficiary is the surviving spouse, then the surviving spouse can elect to assume ownership of your Annuity and continue the Annuity instead of receiving the Death Benefit.

 Annuities Owned by Entities
 For Annuities owned by an entity, the Death Benefits are calculated as shown above except that the age of the Annuitant is used to determine the Death Benefit Target Date. Payment of the Death Benefit is based on the death of the Annuitant (or Contingent Annuitant, if applicable).

 Can I Terminate the Optional Death Benefits? Do the Optional Death Benefits Terminate under other Circumstances?
 You can terminate the Enhanced Beneficiary Protection Death Benefit and the Highest Anniversary Value Death Benefit at any time. The "Combination 5% Roll-up and HAV Death Benefit" and the HDV Death Benefit may not be terminated once elected. The optional Death Benefits will terminate automatically on the Annuity Date. We may also terminate any optional Death Benefit if necessary to comply with our interpretation of the Code and applicable regulations.

 What are the Charges for the Optional Death Benefits?
 We deduct a charge equal to 0.25% per year of the average daily net assets of the Sub-accounts for each of the Highest Anniversary Value Death Benefit and the Enhanced Beneficiary Protection Death Benefit and 0.50% per year of the average daily net assets of the Sub-accounts for each of the "Combination 5% Roll-up and HAV Death Benefit" and the HDV Death Benefit. We deduct the charge for each of these benefits to compensate American Skandia for providing increased insurance protection under the optional Death Benefits. The additional annual charge is deducted daily against your Account Value allocated to the Sub-accounts.

 Please refer to the section entitled "Tax Considerations" for additional considerations in relation to the optional Death Benefit.

 AMERICAN SKANDIA'S ANNUITY REWARDS


 What is the Annuity Rewards Benefit?

 The Annuity Rewards Benefit offers Owners the ability to capture any market gains since the Issue Date of their Annuity as an enhancement to their current Death Benefit so their Beneficiaries will not receive less than an Annuity's value as of the effective date of the benefit. Under the Annuity Rewards Benefit, American Skandia guarantees that the Death Benefit will not be less than:

       . your Account Value in the Sub-accounts plus the Interim Value in any Fixed Allocations as of the effective date of the benefit


       . MINUS any proportional withdrawals following the effective date of the benefit


       . PLUS any additional Purchase Payments applied to your Annuity following the effective date of the benefit.

 The Annuity Rewards Death Benefit enhancement does not affect the calculation of the basic Death Benefit or any Optional Death Benefits available under an Annuity. If the Death Benefit amount payable under your Annuity's basic Death Benefit or any Optional Death Benefits you purchase is greater than the enhanced Death Benefit under the Annuity Rewards Benefit on the date the Death Benefit is calculated, your Beneficiary will receive the higher amount.

 Who is Eligible for the Annuity Rewards Benefit?

 Owners can elect the Annuity Rewards Death Benefit enhancement when there is no longer a CDSC associated with your Annuity. However, the Account Value on the date that the Annuity Rewards benefit is effective, must be greater than the amount that would be payable to the Beneficiary under the Death Benefit (including any amounts payable under any Optional Death Benefit then in effect). The effective date must occur before annuity payments begin. There can only be one effective date for the Annuity Rewards Death Benefit enhancement. There is no additional charge for electing the Annuity Rewards Death Benefit enhancement.


 PAYMENT OF DEATH BENEFITS


 Alternative Death Benefit Payment Options - Annuities owned by Individuals (not associated with Tax-Favored Plans)
 Except in the case of a spousal assumption as described below, upon your death, certain distributions must be made under the contract. The required distributions depend on whether you die before you start taking annuity payments under the contract or after you start taking annuity payments under the contract.

 If you die on or after the Annuity Date, the remaining portion of the interest in the contract must be distributed at least as rapidly as under the method of distribution being used as of the date of death.

 In the event of your death before the Annuity Date, the Death Benefit must be distributed:
  .   within five (5) years of the date of death; or
  . as a series of payments not extending beyond the life expectancy of the Beneficiary or over the life of the Beneficiary. Payments under this option must begin within one year of the date of death.

 Unless you have made an election prior to Death Benefit proceeds becoming due, a Beneficiary can elect to receive the Death Benefit proceeds under the Beneficiary Continuation Option as described below in the section entitled "Beneficiary Continuation Option," as a series of annuity payments.

 Upon our receipt of proof of death, we will send to the beneficiary materials that list these payment options.

 Alternative Death Benefit Payment Options - Annuities held by Tax-Favored Plans The Code provides for alternative death benefit payment options when an Annuity is used as an IRA, 403(b) or other "qualified investment" that requires minimum distributions. Upon your death under an IRA, 403(b) or other "qualified investment", the designated Beneficiary may generally elect to continue the Annuity and receive Required Minimum Distributions under the Annuity instead of receiving the death benefit in a single payment. The available payment options will depend on whether you die before the date Required Minimum Distributions under the Code were to begin, whether you have named a designated beneficiary and whether the Beneficiary is your surviving spouse.

  . If you die after a designated beneficiary has been named, the death benefit must be distributed by December 31/st/ of the year including the five year anniversary of the date of death, or as periodic payments not extending beyond the life expectancy of the designated beneficiary (provided such payments begin by December 31/st/ of the year following the year of death). However, if your surviving spouse is the beneficiary, the death benefit can be paid out over the life expectancy of your spouse with such payments beginning no later than December 31/st/ of the year following the year of death or December 31/st/ of the year in which you would have reached age 70 1/2, which ever is later. Additionally, if the contract is payable to (or for the benefit of) your surviving spouse, that portion of the contract may be continued with your spouse as the owner.

  . If you die before a designated beneficiary is named and before the date Required Minimum Distributions must begin under the Code, the death benefit must be paid out by December 31/st/ of the year including the five year anniversary of the date of death. For contracts where multiple beneficiaries have been named and at least one of the beneficiaries does not qualify as a designated beneficiary and the account has not been divided into separate accounts by December 31/st/ of the year following the year of death, such contract is deemed to have no designated beneficiary.

  . If you die before a designated beneficiary is named and after the date Required Minimum Distributions must begin under the Code, the death benefit must be paid out at least as rapidly as under the method then in effect. For contracts where multiple beneficiaries have been named and at least one of the beneficiaries does not qualify as a designated beneficiary and the account has not been divided into separate accounts by December 31/st/ of the year following the year of death, such contract is deemed to have no designated beneficiary.

 A beneficiary has the flexibility to take out more each year than mandated under the Required Minimum Distribution rules.

 Until withdrawn, amounts in an IRA, 403(b) or other "qualified investment" continue to be tax deferred. Amounts withdrawn each year, including amounts that are required to be withdrawn under the Required Minimum Distribution rules, are subject to tax. You may wish to consult a professional tax advisor for tax advice as to your particular situation.

 For a Roth IRA, if death occurs before the entire interest is distributed, the death benefit must be distributed under the same rules applied to IRAs where death occurs before the date Required Minimum Distributions must begin under the Code.

 The tax consequences to the beneficiary may vary among the different death benefit payment options. See the Tax Considerations section of this prospectus, and consult your tax advisor.

 Beneficiary Continuation Option
 Instead of receiving the death benefit in a single payment, or under an Annuity Option, a beneficiary may take the death benefit under an alternative death benefit payment option, as provided by the Code and described above under the sections entitled "Payment of Death Benefits" and "Alternative Death Benefit Payment Options - Annuities Held by Tax-Favored Plans." This "Beneficiary Continuation Option" is described below and is available for both qualified Annuities (i.e. annuities sold to an IRA, Roth IRA, SEP IRA, or 403(b)) and non-qualified Annuities.

 Under the Beneficiary Continuation Option:
  . The Owner's Annuity will be continued in the Owner's name, for the benefit of the beneficiary.
  . Beginning on the date we receive an election by the beneficiary to take the death benefit in a form other than a lump sum, the beneficiary will incur a Settlement Service Charge which is an annual charge assessed on a daily basis against the average assets allocated to the Sub-accounts. For non-qualified Annuities the charge is 1.00% per year, and for qualified Annuities the charge is 1.40% per year.
  . Beginning on the date we receive an election by the beneficiary to take the death benefit in a form other than a lump sum, the beneficiary will incur an annual maintenance fee equal to the lesser of $30 or 2% of Account Value. For non-qualified annuities, the fee will only apply if the Account Value is less than $25,000 at the time the fee is assessed. The fee will not apply if it is assessed 30 days prior to a surrender request.
  . The initial Account Value will be equal to any death benefit (including any optional death benefit) that would have been payable to the beneficiary if the beneficiary had taken a lump sum distribution.
  . The available Sub-accounts will be among those available to the Owner at the time of death, however certain Sub-Accounts may not be available.
  . The beneficiary may request transfers among Sub-accounts, subject to the same limitations and restrictions that applied to the Owner. Transfers in excess of 20 per year will incur a $10 transfer fee.
  . No Fixed Allocations or fixed interest rate options will be offered for the non-qualified Beneficiary Continuation Options. However, for qualified Annuities, the Fixed Allocations will be those offered at the time the Beneficiary Continuation Option is elected.
  .   No additional Purchase Payments can be applied to the Annuity.
  . The basic death benefit and any optional benefits elected by the Owner will no longer apply to the beneficiary.
  . The beneficiary can request a withdrawal of all or a portion of the Account Value at any time, unless the Beneficiary Continuation Option was the payout predetermined by the Owner and the Owner restricted the beneficiary's withdrawal rights.
  .   Withdrawals are not subject to CDSC.
  . Upon the death of the beneficiary, any remaining Account Value will be paid in a lump sum to the person(s) named by the beneficiary (successor), unless the successor chooses to continue receiving payments.

 Currently only Investment Options corresponding to Portfolios of the Advanced Series Trust and the ProFund VP are available under the Beneficiary Continuation Option.

 In addition to the materials referenced above, the Beneficiary will be provided with a prospectus and a settlement agreement describing the Beneficiary Continuation Option. We may pay compensation to the broker-dealer of record on the Annuity based on amounts held in the Beneficiary Continuation Option. Please contact us for additional information on the availability, restrictions and limitations that will apply to a beneficiary under the Beneficiary Continuation Option.

 Spousal Assumption of Annuity
 You may name your spouse as your Beneficiary. If you and your spouse own your Annuity jointly, we assume that the sole primary Beneficiary will be the surviving spouse unless you elect an alternative Beneficiary Designation. Unless you elect an alternative Beneficiary Designation, the spouse Beneficiary may elect to assume ownership of the Annuity instead of taking the Death Benefit payment. Any Death Benefit (including any optional Death Benefits) that would have been payable to the Beneficiary will become the new Account Value as of the date we receive due proof of death and any required proof of a spousal relationship. As of the date the assumption is effective, the surviving spouse will have all the rights and benefits that would be available under the Annuity to a new purchaser of the same attained age. For purposes of determining any future Death Benefit for the surviving spouse, the new Account Value will be considered as the initial Purchase Payment. No CDSC will apply to the new Account Value. However, any additional Purchase Payments applied after the date the assumption is effective will be subject to all provisions of the Annuity, including any CDSC that may apply to the additional Purchase Payments.

 See the section entitled "Managing Your Annuity" - "Spousal Designations" and "Contingent Annuitant" for a discussion of the treatment of a spousal Contingent Annuitant in the case of the death of the Annuitant in an Annuity owned by a Custodial Account.


 Are there any Exceptions to these Rules for Paying the Death Benefit?
 Yes, there are exceptions that apply no matter how your Death Benefit is calculated. There are exceptions to the Death Benefit if the decedent was not the Owner or Annuitant as of the Issue Date (or within 60 days thereafter) and did not become the Owner or Annuitant due to the prior Owner's or Annuitant's death. Any Death Benefit (including any optional Death Benefit) that applies will be suspended for a two-year period from the date he or she first became Owner or Annuitant. After the two-year suspension period is completed, the Death Benefit is the same as if this person had been an Owner or Annuitant on the Issue Date.

 When do you determine the Death Benefit?

 We determine the amount of the Death Benefit as of the date we receive "due proof of death" (and in certain limited circumstances as of the date of death), any instructions we require to determine the method of payment and any other written representations we require to determine the proper payment of the Death Benefit to all Beneficiaries. "Due proof of death" may include a certified copy of a death certificate, a certified copy of a decree of a court of competent jurisdiction as to the finding of death or other satisfactory proof of death. Upon our receipt of "due proof of death" we automatically transfer the Death Benefit to the AST Money Market Sub-account until we further determine the universe of eligible Beneficiaries. Once the universe of eligible Beneficiaries has been determined each eligible Beneficiary may allocate his or her eligible share of the Death Benefit to an eligible annuity payment option.


 Each Beneficiary must make an election as to the method they wish to receive their portion of the Death Benefit. Absent an election of a Death Benefit payment method, no Death Benefit can be paid to the Beneficiary. We may require written acknowledgment of all named Beneficiaries before we can pay the Death Benefit. During the period from the date of death until we receive all required paper work, the amount of the Death Benefit may be subject to market fluctuations.

                            VALUING YOUR INVESTMENT

 HOW IS MY ACCOUNT VALUE DETERMINED?

 During the accumulation period, your Annuity has an Account Value. The Account Value is determined separately for each Sub-account allocation and for each Fixed Allocation. The Account Value is the sum of the values of each Sub-account allocation and the value of each Fixed Allocation. For Annuities with a Highest Daily Lifetime Five election, Account Value also includes the value of any allocation to the Benefit Fixed Rate Account. See the "Living Benefit Programs - Highest Daily Lifetime Five" section of the Prospectus for a description of the Benefit Fixed Rate Account. The Account Value does not reflect any CDSC that may apply to a withdrawal or surrender. With respect to Optimum and Optimum Four, the Account Value includes any Loyalty Credit we apply. With respect to Optimum Plus, the Account Value includes any Credits we applied to your Purchase Payments which we are entitled to take back under certain circumstances. When determining the Account Value on a day more than 30 days prior to a Fixed Allocation's Maturity Date, the Account Value may include any Market Value Adjustment that would apply to a Fixed Allocation (if withdrawn or transferred) on that day.


 WHAT IS THE SURRENDER VALUE OF MY ANNUITY?
 The Surrender Value of your Annuity is the value available to you on any day during the accumulation period. The Surrender Value is defined under "Glossary of Terms" above.

 HOW AND WHEN DO YOU VALUE THE SUB-ACCOUNTS?
 When you allocate Account Value to a Sub-account, you are purchasing units of the Sub-account. Each Sub-account invests exclusively in shares of an underlying Portfolio. The value of the Units fluctuates with the market fluctuations of the Portfolios. The value of the Units also reflects the daily accrual for the Insurance Charge, the Distribution Charge (if applicable), and if you elected one or more optional benefits whose annual charge is deducted daily, the additional charge made for such benefits. There may be several different Unit Prices for each Sub-account to reflect the Insurance Charge, any Distribution Charge and the charges for any optional benefits. The Unit Price for the Units you purchase will be based on the total charges for the benefits that apply to your Annuity. See the section entitled "What Happens to My Units When There is a Change in Daily Asset-Based Charges?" for a detailed discussion of how Units are purchased and redeemed to reflect changes in the daily charges that apply to your Annuity.

 Each Valuation Day, we determine the price for a Unit of each Sub-account, called the "Unit Price." The Unit Price is used for determining the value of transactions involving Units of the Sub-accounts. We determine the number of Units involved in any transaction by dividing the dollar value of the transaction by the Unit Price of the Sub-account as of the Valuation Day.

 Example

 Assume you allocate $5,000 to a Sub-account. On the Valuation Day you make the allocation, the Unit Price is $14.83. Your $5,000 buys 337.154 Units of the Sub-account. Assume that later, you wish to transfer $3,000 of your Account Value out of that Sub-account and into another Sub-account. On the Valuation Day you request the transfer, the Unit Price of the original Sub-account has increased to $16.79 and the Unit Price of the new Sub-account is $17.83. To transfer $3,000, we sell 178.677 Units at the current Unit Price, leaving you
 158.477 Units. We then buy $3,000 of Units of the new Sub-account at the Unit Price of $17.83. You would then have 168.255 Units of the new Sub-account.


 HOW DO YOU VALUE FIXED ALLOCATIONS?
 During the Guarantee Period, we use the concept of an Interim Value. The Interim Value can be calculated on any day and is equal to the initial value allocated to a Fixed Allocation plus all interest credited to a Fixed Allocation as of the date calculated. The Interim Value does not include the impact of any Market Value Adjustment. If you made any transfers or withdrawals from a Fixed Allocation, the Interim Value will reflect the withdrawal of those amounts and any interest credited to those amounts before they were withdrawn. To determine the Account Value of a Fixed Allocation on any day more than 30 days prior to its Maturity Date, we multiply the Account Value of the Fixed Allocation times the Market Value Adjustment factor.

 WHEN DO YOU PROCESS AND VALUE TRANSACTIONS?

 American Skandia is generally open to process financial transactions on those days that the New York Stock Exchange (NYSE) is open for trading. There may be circumstances where the NYSE does not open on a regularly scheduled date or time or closes at an earlier time than scheduled (normally 4:00 p.m. EST). Generally, financial transactions requested before the close of the NYSE which meet our requirements will be processed according to the value next determined following the close of business. Financial transactions requested on a non-Valuation Day or after the close of the NYSE will be processed based on the value next computed on the next Valuation Day. There may be circumstances when the opening or closing time of the NYSE is different than other major stock exchanges, such as NASDAQ or the American Stock Exchange. Under such circumstances, the closing time of the NYSE will be used when valuing and processing transactions.


 There may be circumstances where the NYSE is open, however, due to inclement weather, natural disaster or other circumstances beyond our control, our offices may be closed or our business processing capabilities may be restricted. Under those circumstances, your Account Value may fluctuate based on changes in the Unit Values, but you may not be able to transfer Account Value, or make a purchase or redemption request.

 The NYSE is closed on the following nationally recognized holidays: New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas. On those dates, we will not process any financial transactions involving purchase or redemption orders.

 American Skandia will also not process financial transactions involving purchase or redemption orders or transfers on any day that:
 .   trading on the NYSE is restricted;
 . an emergency exists making redemption or valuation of securities held in the separate account impractical; or
 . the SEC, by order, permits the suspension or postponement for the protection of security holders.


 Initial Purchase Payments: We are required to allocate your initial Purchase Payment to the Sub-accounts within two (2) Valuation Days after we receive all of our requirements at our office to issue an Annuity. If we do not have all the required information to allow us to issue your Annuity, we may retain the Purchase Payment while we try to reach you or your representative to obtain all of our requirements. If we are unable to obtain all of our required information within five (5) Valuation Days, we are required to return the Purchase Payment to you at that time, unless you specifically consent to our retaining the Purchase Payment while we gather the required information. Once we obtain the required information, we will invest the Purchase Payment (and any associated Credits with respect to Optimum Plus) and issue an Annuity within two (2) Valuation Days. With respect to both your initial Purchase Payment and any subsequent Purchase Payment that is pending investment in our separate account, we may hold the amount temporarily in our general account and may earn interest on such amount. You will not be credited with interest during that period.


 Additional Purchase Payments: We will apply any additional Purchase Payments (and any associated Credit with respect to Optimum Plus) on the Valuation Day that we receive the Purchase Payment at our office with satisfactory allocation instructions.


 Scheduled Transactions: Scheduled transactions include transfers made in connection with dollar cost averaging, the asset allocation program, auto-rebalancing, systematic withdrawals, systematic investments, required minimum distributions, substantially equal periodic payments under
 Section 72(t) of the Code, or annuity payments. Scheduled transactions are processed and valued as of the date they are scheduled, unless the scheduled day is not a Valuation Day. In that case, the transaction will be processed and valued on the next Valuation Day, unless (with respect to required minimum distributions, substantially equal periodic payments under Section 72(t) of the Code, systematic withdrawals and annuity payments only), the next Valuation Day falls in the subsequent calendar year, in which case the transaction will be processed and valued on the prior Valuation Day.


 Unscheduled Transactions: "Unscheduled" transactions include any other non-scheduled transfers and requests for Partial Withdrawals or Free Withdrawals or Surrenders. Unscheduled transactions are processed and valued as of the Valuation Day we receive the request at our Office and have all of the required information.



 Medically-Related Surrenders & Death Benefits: Medically-related surrender requests and Death Benefit claims require our review and evaluation before processing. We price such transactions as of the date we receive at our Office all supporting documentation we require for such transactions and that are satisfactory to us.



 WHAT HAPPENS TO MY UNITS WHEN THERE IS A CHANGE IN DAILY ASSET-BASED CHARGES?

 Distribution Charge Applicable to Optimum and Optimum Plus: At the end of the Period during which the Distribution Charge applies, your Annuity will become subject to a different daily asset-based charge. We will process a transaction where your Account Value allocated to the Sub-accounts will be used to purchase new Units of the Sub-accounts that reflect the Insurance Charge (and the charge for any optional benefits you have elected) but not the Distribution Charge. The number of Units attributed to your Annuity will be decreased and the Unit Price of each unit of the Sub-accounts in which you invested will be increased. The adjustment in the number of Units and Unit Price will not affect your Account Value. Beginning on that date, your Account Value will be determined based on the change in the value of Units that reflect the Insurance Charge and any other optional benefits that you have elected.


 Termination of Optional Benefits: Except for the Guaranteed Minimum Income Benefit, generally the "Combination 5% Roll-up and Highest Anniversary Value Death Benefit" and the Highest Daily Value Death Benefit, which cannot be terminated by the owner once elected, if any optional benefit terminates, we will no longer deduct the charge we apply to purchase the optional benefit. Certain optional benefits may be added after you have purchased your Annuity. On the date a charge no longer applies or a charge for an optional benefit begins to be deducted, your Annuity will become subject to a different daily asset-based charge. This change may result in the number of Units attributed to your Annuity and the value of those Units being different than it was before the change; however, the adjustment in the number of Units and Unit Price will not affect your Account Value (although the change in charges that are deducted will affect your Account Value).

                               TAX CONSIDERATIONS

 The tax considerations associated with each Annuity vary depending on whether the contract is (i) owned by an individual and not associated with a tax-favored retirement plan (including contracts held by a non-natural person, such as a trust acting as an agent for a natural person), or (ii) held under a tax-favored retirement plan. We discuss the tax considerations for these categories of contracts below. The discussion is general in nature and describes only federal income tax law (not state or other tax laws). It is based on current law and interpretations, which may change. The discussion includes a description of certain spousal rights under the contract and under tax-qualified plans. Our administration of such spousal rights and related tax reporting accords with our understanding of the Defense of Marriage Act (which defines a "marriage" as a legal union between a man and a woman and a "spouse" as a person of the opposite sex). The information provided is not intended as tax advice. You should consult with a qualified tax advisor for complete information and advice. References to Purchase Payments below relates to your cost basis in your contract. Generally, your cost basis in a contract not associated with a tax-favored retirement plan is the amount you pay into your contract, or into annuities exchanged for your contract, on an after-tax basis less any withdrawals of such payments.

 Each Annuity may also be purchased as a non-qualified annuity by a 401(a) trust or custodial IRA or Roth IRA account, which can hold other permissible assets other than the annuity. The terms and administration of the trust or custodial account in accordance with the laws and regulations for 401(a) plans, IRAs or Roth IRAs, as applicable, are the responsibility of the applicable trustee or custodian.

 Contracts Owned by Individuals (not Associated with Tax-Favored Retirement
 Plans)

 Taxes Payable by You
 We believe each Annuity is an annuity contract for tax purposes. Accordingly, as a general rule, you should not pay any tax until you receive money under the contract.

 Generally, annuity contracts issued by the same company (and affiliates) to you during the same calendar year must be treated as one annuity contract for purposes of determining the amount subject to tax under the rules described below.


 Charges for investment advisory fees that are taken from the contract are treated as a partial withdrawal from the contract and will be reported as such to the contract owner.


 It is possible that the Internal Revenue Service (IRS) would assert that some or all of the charges for the optional benefits under the contract should be treated for federal income tax purposes as a partial withdrawal from the contract. If this were the case, the charge for this benefit could be deemed a withdrawal and treated as taxable to the extent there are earnings in the contract. Additionally, for owners under age 59 1/2, the taxable income attributable to the charge for the benefit could be subject to a tax penalty.

 If the IRS determines that the charges for one or more benefits under the contract are taxable withdrawals, then the sole or surviving owner will be provided with a notice from us describing available alternatives regarding these benefits.

 If you choose to defer the Annuity Date beyond the default date for your Annuity, the IRS may not consider your contract to be an annuity under the tax law. For more information, see "How and When Do I Choose the Annuity Payment Option?".

 Taxes on Withdrawals and Surrender

 If you make a withdrawal from your contract or surrender it before annuity payments begin, the amount you receive will be taxed as ordinary income, rather than as return of Purchase Payments, until all gain has been withdrawn. Once all gain has been withdrawn, payments will be treated as a nontaxable return of Purchase Payments until all Purchase Payments have been returned. After all Purchase Payments are returned, all subsequent amounts will be taxed as ordinary income. You will generally be taxed on any withdrawals from the contract while you are alive even if the withdrawal is paid to someone else. Withdrawals under any of the optional living benefit programs or as a systematic payment are taxed under these rules.

 If you assign or pledge all or part of your contract as collateral for a loan, the part assigned generally will be treated as a withdrawal.


 If you transfer your contract for less than full consideration, such as by gift, you will trigger tax on any gain in the contract. This rule does not apply if you transfer the contract to your spouse or under most circumstances if you transfer the contract incident to divorce.

 Taxes on Annuity Payments
 A portion of each annuity payment you receive will be treated as a partial return of your Purchase Payments and will not be taxed. The remaining portion will be taxed as ordinary income. Generally, the nontaxable portion is determined by multiplying the annuity payment you receive by a fraction, the numerator of which is your Purchase Payments (less any amounts previously received tax-free) and the denominator of which is the total expected payments under the contract.


 After the full amount of your Purchase Payments have been recovered tax-free, the full amount of the annuity payments will be taxable. If annuity payments stop due to the death of the Annuitant before the full amount of your Purchase Payments have been recovered, a tax deduction may be allowed for the unrecovered amount.


 Tax Penalty on withdrawals and Annuity Payments
 Any taxable amount you receive under your contract may be subject to a 10% tax penalty. Amounts are not subject to this tax penalty if:
  .   the amount is paid on or after you reach age 59 1/2 or die;
  .   the amount received is attributable to your becoming disabled;
  . generally the amount paid or received is in the form of substantially equal payments not less frequently than annually (Please note that substantially equal payments must continue until the later of reaching age 59 1/2 or 5 years. Modification of payments during that time period will result in retroactive application of the 10% tax penalty.); or
  . the amount received is paid under an immediate annuity contract (in which annuity payments begin within one year of purchase).

 Special Rules in Relation to Tax-Free Exchanges under Section 1035
 Section 1035 of the Internal Revenue Code of 1986, as amended (Code) permits certain tax-free exchanges of a life insurance, annuity or endowment contract for an annuity. If an Annuity is purchased through a tax-free exchange of a life insurance, annuity or endowment contract that was purchased prior to August 14, 1982, then any Purchase Payments made to the original contract prior to August 14, 1982 will be treated as made to the new contract prior to that date. (See Federal Tax Status section in the Statement of Additional Information.)

 Partial surrenders may be treated in the same way as tax-free 1035 exchanges of entire contracts, therefore avoiding current taxation of any gains in the contract as well as the 10% tax penalty on pre-age 59 1/2 withdrawals. The IRS has reserved the right to treat transactions it considers abusive as ineligible for this favorable partial 1035 exchange treatment. We do not know what transactions may be considered abusive. For example we do not know how the IRS may view early withdrawals or annuitizations after a partial exchange. In addition, it is unclear how the IRS will treat a partial exchange from a life insurance, endowment, or annuity contract into an immediate annuity. As of the date of this prospectus, we will accept a partial 1035 exchange from a non-qualified annuity into an immediate annuity as a "tax-free" exchange for future tax reporting purposes, except to the extent that we, as a reporting and withholding agent, believe that we would be expected to deem the transaction to be abusive. However, some insurance companies may not recognize these partial surrenders as tax-free exchanges and may report them as taxable distributions to the extent of any gain distributed as well as subjecting the taxable portion of the distribution to the 10% tax penalty. We strongly urge you to discuss any transaction of this type with your tax advisor before proceeding with the transaction.

 Taxes Payable by Beneficiaries
 The Death Benefit options are subject to income tax to the extent the distribution exceeds the cost basis in the contract. The value of the Death Benefit, as determined under federal law, is also included in the owner's estate.

 Generally, the same tax rules described above would also apply to amounts received by your beneficiary. Choosing any option other than a lump sum Death Benefit may defer taxes. Certain minimum distribution requirements apply upon your death, as discussed further below.

 Tax consequences to the beneficiary vary among the Death Benefit payment options.
  .   Choice 1: the beneficiary is taxed on earnings in the contract.
  . Choice 2: the beneficiary is taxed as amounts are withdrawn (in this case earnings are treated as being distributed first).

  . Choice 3: the beneficiary is taxed on each payment (part will be treated as earnings and part as return of Purchase Payments).


 Considerations for Contingent Annuitants: There may be adverse tax consequences if a Contingent Annuitant succeeds an Annuitant when an Annuity is owned by a trust that is neither tax exempt nor qualifies for preferred treatment under certain sections of the Code. In general, the Code is designed to prevent indefinite deferral of tax. Continuing the benefit of tax deferral by naming one or more Contingent Annuitants when an Annuity is owned by a non-qualified trust might be deemed an attempt to extend the tax deferral for an indefinite period. Therefore, adverse tax treatment may depend on the terms of the trust, who is named as Contingent Annuitant, as well as the particular facts and circumstances. You should consult your tax advisor before naming a Contingent Annuitant if you expect to use an Annuity in such a fashion.

 Reporting and Withholding on Distributions

 Taxable amounts distributed from an Annuity are subject to federal and state income tax reporting and withholding. In general, we will withhold federal income tax from the taxable portion of such distribution based on the type of distribution. In the case of an annuity or similar periodic payment, we will withhold as if you are a married individual with 3 exemptions unless you designate a different withholding status. In the case of all other distributions, we will withhold at a 10% rate. You may generally elect not to have tax withheld from your payments. An election out of withholding must be made on forms that we provide.


 State income tax withholding rules vary and we will withhold based on the rules of your State of residence. Special tax rules apply to withholding for nonresident aliens, and we generally withhold income tax for nonresident aliens at a 30% rate. A different withholding rate may be applicable to a nonresident alien based on the terms of an existing income tax treaty between the United States and the nonresident alien's country. Please refer to the discussion below regarding withholding rules for tax favored plans (for example, an IRA).

 Regardless of the amount withheld by us, you are liable for payment of federal and state income tax on the taxable portion of annuity distributions. You should consult with your tax advisor regarding the payment of the correct amount of these income taxes and potential liability if you fail to pay such taxes.


 Entity Owners
 Where a contract is held by a non-natural person (e.g.) a corporation, other than as an agent or nominee for a natural person (or in other limited circumstances), the contract will not be taxed as an annuity and increases in the value of the contract over its cost basis will be subject to tax annually.

 Where a contract is issued to a trust, and such trust is characterized as a grantor trust under the Internal Revenue Code, such contract shall not be considered to be held by a non-natural person and will be subject to the tax reporting and withholding requirements for contracts not held by tax favored plans.


 Annuity Qualification

 Diversification And Investor Control. In order to qualify for the tax rules applicable to annuity contracts described above, the assets underlying the Sub-accounts of an Annuity must be diversified, according to certain rules under the Internal Revenue Code.

 Each portfolio is required to diversify its investments each quarter so that no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. Generally, securities of a single issuer are treated as one investment and obligations of each U.S. Government agency and instrumentality (such as the Government National Mortgage Association) are treated as issued by separate issuers. In addition, any security issued, guaranteed or insured (to the extent so guaranteed or insured) by the United States or an instrumentality of the U.S. will be treated as a security issued by the U.S. Government or its instrumentality, where applicable. We believe the portfolios underlying the variable investment options of the Annuities meet these diversification requirements.

 An additional requirement for qualification for the tax treatment described above is that we, and not you as the contract owner, must have sufficient control over the underlying assets to be treated as the owner of the underlying assets for tax purposes. While we also believe these investor control rules will be met, the Treasury Department may promulgate guidelines under which a variable annuity will not be treated as an annuity for tax purposes if persons with ownership rights have excessive control over the investments underlying such variable annuity. It is unclear whether such guidelines, if in fact promulgated, would have retroactive effect. It is also unclear what effect, if any, such guidelines may have on transfers between the investment options offered pursuant to this Prospectus. We reserve the right to take any action, including modifications to your Annuity or the investment options, required to comply with such guidelines if promulgated. Any such changes will apply uniformly to affected owners and will be made with such notice to affected owners as is feasible under the circumstances.

 Required Distributions Upon Your Death for Annuities Owned by Individuals (Not Associated with Tax-Favored Plans). Certain distributions must be made under the contract. The required distributions depend on whether you die before you start taking annuity payments under the contract or after you start taking annuity payments under the contract.


 If you die on or after the Annuity Date, the remaining portion of the interest in the contract must be distributed at least as rapidly as under the method of distribution being used as of the date of death.


 If you die before the Annuity Date, the entire interest in the contract must be distributed within five (5) years after the date of death or as periodic payments over a period not extending beyond the life or life expectancy of such designated beneficiary (provided such payments begin within one year of your death). Your designated beneficiary is the person to whom benefit rights under the contract pass by reason of death, and must be a natural person in order to elect a periodic payment option based on life expectancy or a period exceeding five years.

 Additionally, if the Annuity is payable to (or for the benefit of) your surviving spouse, that portion of the contract may be continued with your spouse as the owner.


 Changes In Your Annuity. We reserve the right to make any changes we deem necessary to assure that your Annuity qualifies as an annuity contract for tax purposes. Any such changes will apply to all contract owners and you will be given notice to the extent feasible under the circumstances.

 Additional Information
 You should refer to the Statement of Additional Information if:

..   Your contract was issued in exchange for a contract containing Purchase
    Payments made before August 14, 1982.

..   You transfer your contract to, or designate, a beneficiary who is either
    37 1/2 years younger than you or a grandchild.

 Contracts held by Tax-Favored Plans
 The following discussion covers annuity contracts held under tax-favored retirement plans.

 Currently, an Annuity may be purchased for use in connection with individual retirement accounts and annuities (IRAs) which are subject to Sections 408(a) and 408(b) of the Code and Roth IRAs under Section 408A of the Code. In addition, each Annuity may be purchased for use in connection with a corporate Pension or Profit-sharing plan (subject to 401(a) of the Code), H.R. 10 plans (also known as Keogh Plans, subject to 401(a) of the Code), Tax Sheltered Annuities (subject to 403(b) of the Code, also known as Tax Deferred Annuities or TDAs), and Section 457 plans (subject to 457 of the Code). This description assumes that you have satisfied the requirements for eligibility for these products.

 Each Annuity may also be purchased as a non-qualified annuity by a 401(a) trust or custodial IRA or Roth IRA account, which can hold other permissible assets other than the annuity. The terms and administration of the trust or custodial account in accordance with the laws and regulations for 401(a) plans, IRAs or Roth IRAs, as applicable, are the responsibility of the applicable trustee or custodian.

 You should be aware that tax favored plans such as IRAs generally provide income tax deferral regardless of whether they invest in annuity contracts. This means that when a tax favored plan invests in an annuity contract, it generally does not result in any additional tax benefits (such as income tax deferral and income tax free transfers).

 Types of Tax-Favored Plans

 IRAs. If you buy an Annuity for use as an IRA, we will provide you a copy of the prospectus and contract. The "IRA Disclosure Statement" contains information about eligibility, contribution limits, tax particulars, and other IRA information. In addition to this information (some of which is summarized below), the IRS requires that you have a "free look" after making an initial contribution to the contract. During this time, you can cancel the Annuity by notifying us in writing, and we will refund all of the Purchase Payments under the Annuity (or, if provided by applicable state law, the amount credited under the Annuity, if greater), less any applicable federal and state income tax withholding.

 Contributions Limits/Rollovers. Because of the way each Annuity is designed, you may purchase an Annuity for an IRA in connection with a "rollover" of amounts from a qualified retirement plan or as a transfer from another IRA, as a current contribution in the case of Optimum, or if your are age 50 or older by making a single contribution consisting of your IRA contributions and catch-up contributions attributable to the prior year and the current year from January 1 to April 15 of the current year in the case of Optimum Plus and Optimum Four. For 2007 the contribution limit is $4,000; increasing to $5,000 in 2008. After 2008 the contribution amount will be indexed for inflation. The tax law also provides for a catch-up provision for individuals who are age 50 and above, permitting them to contribute an additional $1,000 each year.


 The "rollover" rules under the Code are fairly technical; however, an individual (or his or her surviving spouse) may generally "roll over" certain distributions from tax favored retirement plans (either directly or within 60 days from the date of these distributions) if he or she meets the requirements for distribution. Once you buy an Annuity, you can make regular IRA contributions under the Annuity (to the extent permitted by law). However, if you make such regular IRA contributions, you should note that you will not be able to treat the contract as a "conduit IRA," which means that you will not retain possible favorable tax treatment if you subsequently "roll over" the contract funds originally derived from a qualified retirement plan or TDA into another Section 401(a) plan or TDA.

 Required Provisions. Contracts that are IRAs (or endorsements that are part of the contract) must contain certain provisions:

  . You, as owner of the contract, must be the "annuitant" under the contract (except in certain cases involving the division of property under a decree of divorce);

  .   Your rights as owner are non-forfeitable;
  .   You cannot sell, assign or pledge the contract;
  . The annual contribution you pay cannot be greater than the maximum amount allowed by law, including catch-up contributions if applicable (which does not include any rollover amounts);

  . The date on which required minimum distributions must begin cannot be later than April 1st of the calendar year after the calendar year you turn age 70 1/2; and
  . Death and annuity payments must meet "minimum distribution requirements" described below.

 Usually, the full amount of any distribution from an IRA (including a distribution from this contract) which is not a rollover is taxable. As taxable income, these distributions are subject to the general tax withholding rules described earlier. In addition to this normal tax liability, you may also be liable for the following, depending on your actions:
  .   A 10% "early distribution penalty" described below;
  . Liability for "prohibited transactions" if you, for example, borrow against the value of an IRA; or
  .   Failure to take a minimum distribution also described below.

 SEPs. SEPs are a variation on a standard IRA, and contracts issued to a SEP must satisfy the same general requirements described under IRAs (above). There are, however, some differences:

  . If you participate in a SEP, you generally do not include in income any employer contributions made to the SEP on your behalf up to the lesser of
      (a) $45,000 in 2007 ($44,000 in 2006) or (b) 25% of your taxable compensation paid by the contributing employer (not including the employer's SEP contribution as "compensation" for these purposes). However, for these purposes, compensation in excess of certain limits established by the IRS will not be considered. In 2007, this limit is $225,000 ($220,000 for 2006);

  . SEPs must satisfy certain participation and nondiscrimination requirements not generally applicable to IRAs; and

  . SEPs that contain a salary reduction or "SARSEP" provision prior to 1997 may permit salary deferrals up to $15,500 in 2007 with the employer making these contributions to the SEP. However, no new "salary reduction" or "SARSEPs" can be established after 1996. Individuals participating in a SARSEP who are age 50 or above by the end of the year will be permitted to contribute an additional $5,000 in 2007. Thereafter, the amount is indexed for inflation. These Annuities are not available for SARSEPs.

 You will also be provided the same information, and have the same "free look" period, as you would have if you purchased the contract for a standard IRA.


 ROTH IRAs. The "Roth IRA Disclosure Statement" contains information about eligibility, contribution limits, tax particulars and other Roth IRA information. Like standard IRAs, income within a Roth IRA accumulates tax-free, and contributions are subject to specific limits. Roth IRAs have, however, the following differences:
  .   Contributions to a Roth IRA cannot be deducted from your gross income;
  . "Qualified distributions" from a Roth IRA are excludable from gross income. A "qualified distribution" is a distribution that satisfies two requirements: (1) the distribution must be made (a) after the owner of the IRA attains age 59 1/2; (b) after the owner's death; (c) due to the owner's disability; or (d) for a qualified first time homebuyer distribution within the meaning of Section 72(t)(2)(F) of the Code; and
      (2) the distribution must be made in the year that is at least five tax years after the first year for which a contribution was made to any Roth IRA established for the owner or five years after a rollover, transfer, or conversion was made from a traditional IRA to a Roth IRA. Distributions from a Roth IRA that are not qualified distributions will be treated as made first from contributions and then from earnings, and earnings will be taxed generally in the same manner as distributions from a traditional IRA.
  . If eligible (including meeting income limitations and earnings requirements), you may make contributions to a Roth IRA after attaining age 70 1/2, and distributions are not required to begin upon attaining such age or at any time thereafter.


 Because of the way each Annuity is designed, if you meet certain income limitations you may purchase an Annuity for a Roth IRA, as a current contribution in the case of Optimum or if you are age 50 or older by making a single contribution consisting of your Roth IRA contributions and catch-up contributions attributable to the prior year and the current year from January 1 to April 15 of the current year in the case of Optimum Plus and Optimum Four. The Code permits persons who meet certain income limitations (generally, adjusted gross income under $100,000), who are not married filing a separate return and who receive certain qualifying distributions from such non-Roth IRAs, to directly rollover or make, within 60 days, a "rollover" of all or any part of the amount of such distribution to a Roth IRA which they establish. Beginning January 2008, an individual receiving an eligible rollover distribution from a Qualified Plan can directly rollover contributions to a Roth IRA, subject to the same income limits. This conversion triggers current taxation (but is not subject to a 10% early distribution penalty). Once an Annuity has been purchased, regular Roth IRA contributions will be accepted to the extent permitted by law. As of January 1, 2006, an individual receiving an eligible rollover distribution from a designated Roth account under an employer plan may roll over the distribution to a Roth IRA even if the individual is not eligible to make regular or conversion contributions to a Roth IRA. If you are considering rolling over funds from your Roth account under an employer plan, please contact your Financial Professional prior to purchase to confirm whether such rollovers are being accepted.


 TDAs. You may own a TDA generally if you are either an employer or employee of a tax-exempt organization (as defined under Code Section 501(c)(3)) or a public educational organization, and you may make contributions to a TDA so long as the employee's rights to the annuity are nonforfeitable. Contributions to a TDA, and any earnings, are not taxable until distribution. You may also make contributions to a TDA under a salary reduction agreement, generally up to a maximum of $15,500 in 2007. Individuals participating in a TDA who are age 50 or above by the end of the year will be permitted to contribute an additional $5,000 in 2007. This amount is indexed for inflation. Further, you may roll over TDA amounts to another TDA or an IRA. You may also roll over TDA amounts to a qualified retirement plan, a SEP and a 457 government plan. A contract may only qualify as a TDA if distributions (other than "grandfathered" amounts held as of December 31, 1988) may be made only on account of:

  .   Your attainment of age 59 1/2;
  .   Your severance of employment;
  .   Your death;
  .   Your total and permanent disability; or
  . Hardship (under limited circumstances, and only related to salary deferrals, not including earnings attributable to these amounts).

 In any event, you must begin receiving distributions from your TDA by April 1/st/ of the calendar year after the calendar year you turn age 70 1/2 or retire, whichever is later.

 These distribution limits do not apply either to transfers or exchanges of investments under the contract, or to any "direct transfer" of your interest in the contract to another TDA or to a mutual fund "custodial account" described under Code Section 403(b)(7).

 Employer contributions to TDAs are subject to the same general contribution, nondiscrimination, and minimum participation rules applicable to "qualified" retirement plans.


 Required Minimum Distributions and Payment Options

 If you hold the contract under an IRA (or other tax-favored plan), IRS minimum distribution requirements must be satisfied. This means that generally payments must start by April 1 of the year after the year you reach age 70 1/2 and must be made for each year thereafter. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than 5 percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the Owner's lifetime. The amount of the payment must at least equal the minimum required under the IRS rules. Several choices are available for calculating the minimum amount. More information on the mechanics of this calculation is available on request. Please contact us at a reasonable time before the IRS deadline so that a timely distribution is made. Please note that there is a 50% tax penalty on the amount of any minimum distribution not made in a timely manner.


 Effective in 2006, in accordance with recent changes in laws and regulations, required minimum distributions will be calculated based on the sum of the account value and the actuarial value of any additional death benefits and benefits from optional riders that you have purchased under the contract. As a result, the required minimum distributions may be larger than if the calculation were based on the account value only, which may in turn result in an earlier (but not before the required beginning date) distribution of amounts under the Annuity and an increased amount of taxable income distributed to the Annuity owner, and a reduction of death benefits and the benefits of any optional riders.


 You can use the Minimum Distribution option to satisfy the IRS minimum distribution requirements for an Annuity without either beginning annuity payments or surrendering the Annuity. We will distribute to you this minimum distribution amount, less any other partial withdrawals that you made during the year.

 Although the IRS rules determine the required amount to be distributed from your IRA each year, certain payment alternatives are still available to you. If you own more than one IRA, you can choose to satisfy your minimum distribution requirement for each of your IRAs by withdrawing that amount from any of your IRAs. If you inherit more than one Roth IRA from the same owner, similar rules apply.


 Required Distributions upon your Death for Qualified Contracts held by Tax-Favored Plans
 Upon your death under an IRA, 403(b) or other "qualified investment", the designated beneficiary may generally elect to continue the contract and receive required minimum distributions under the contract instead of receiving the death benefit in a single payment. The available payment options will depend on whether you die before the date required minimum distributions under the Code were required to begin, whether you have named a designated beneficiary and whether that beneficiary is your surviving spouse.

       . If you die after a designated beneficiary has been named, the death benefit must be distributed by December 31/st/ of the year including the five year anniversary of the date of death, or as periodic payments not extending beyond the life or life expectancy of the designated beneficiary (as long as payments begin by December 31st of the year following the year of death). However, if your surviving spouse is the beneficiary, the death benefit can be paid out over the life or life expectancy of your spouse with such payments beginning no later than December 31st of the year following the year of death or December 31st of the year in which you would have reached age 70 1/2, which ever is later. Additionally, if the contract is payable to (or for the benefit of) your surviving spouse, that portion of the contract may be continued with your spouse as the owner.

       . If you die before a designated beneficiary is named and before the date required minimum distributions must begin under the Code, the death benefit must be paid out by December 31/st/ of the year including the five year anniversary of the date of death. For contracts where multiple beneficiaries have been named and at least one of the beneficiaries does not qualify as a designated beneficiary and the account has not been divided into separate accounts by December 31/st/ of the year following the year of death, such contract is deemed to have no designated beneficiary,

       . If you die before a designated beneficiary is named and after the date required minimum distributions must begin under the Code, the death benefit must be paid out at least as rapidly as under the method then in effect. For contracts where multiple beneficiaries have been named and at least one of the beneficiaries does not qualify as a designated beneficiary and the account has not been divided into separate accounts by December 31/st/ of the year following the year of death, such contract is deemed to have no designated beneficiary,

 A beneficiary has the flexibility to take out more each year than mandated under the required minimum distribution rules.

 Until withdrawn, amounts in an IRA, 403(b) or other "qualified investment" continue to be tax deferred. Amounts withdrawn each year, including amounts that are required to be withdrawn under the minimum distribution rules, are subject to tax. You may wish to consult a professional tax advisor for tax advice as to your particular situation.

 For a Roth IRA, if death occurs before the entire interest is distributed, the death benefit must be distributed under the same rules applied to IRAs where death occurs before the date required minimum distributions must begin under the Code.


 Penalty for Early Withdrawals
 You may owe a 10% tax penalty on the taxable part of distributions received from an IRA, SEP, Roth IRA, TDA or qualified retirement plan before you attain age 59 1/2. Amounts are not subject to this tax penalty if:
  .   the amount is paid on or after you reach age 59 1/2 or die;
  .   the amount received is attributable to your becoming disabled; or
  . generally the amount paid or received is in the form of substantially equal payments not less frequently than annually. (Please note that substantially equal payments must continue until the later of reaching age 59 1/2 or 5 years. Modification of payments during that time period will result in retroactive application of the 10% tax penalty.)

 Other exceptions to this tax may apply. You should consult your tax advisor for further details.

 Withholding
 Unless a distribution is an eligible rollover distribution that is "directly" rolled over into another qualified plan, IRA (including the IRA variations described above), SEP, 457 government plan or TDA, we will withhold federal income tax at the rate of 20%. This 20% withholding does not apply to distributions from IRAs and Roth IRAs. For all other distributions, unless you elect otherwise, we will withhold federal income tax from the taxable portion of such distribution at an appropriate percentage. The rate of withholding on annuity payments where no mandatory withholding is required is determined on the basis of the withholding certificate that you file with us. If you do not file a certificate, we will automatically withhold federal taxes on the following basis:
  . For any annuity payments not subject to mandatory withholding, you will have taxes withheld by us as if you are a married individual, with 3 exemptions; and
  . For all other distributions, we will withhold at a 10% rate. We will provide you with forms and instructions concerning the right to elect that no amount be withheld from payments in the ordinary course. However, you should know that, in any event, you are liable for payment of federal income taxes on the taxable portion of the distributions, and you should consult with your tax advisor to find out more information on your potential liability if you fail to pay such taxes. There may be additional state income tax withholding requirements.


 ERISA Requirements

 ERISA (the "Employee Retirement Income Security Act of 1974") and the Code prevents a fiduciary and other "parties in interest" with respect to a plan (and, for these purposes, an IRA would also constitute a "plan") from receiving any benefit from any party dealing with the plan, as a result of the sale of the contract. Administrative exemptions under ERISA generally permit the sale of insurance/annuity products to plans, provided that certain information is disclosed to the person purchasing the contract. This information has to do primarily with the fees, charges, discounts and other costs related to the contract, as well as any commissions paid to any agent selling the contract.

 Information about any applicable fees, charges, discounts, penalties or adjustments may be found in the applicable sections of this Prospectus.

 Information about sales representatives and commissions may be found in the sections of this Prospectus addressing distribution of the Annuities.

 Other relevant information required by the exemptions is contained in the contract and accompanying documentation.

 Please consult with your tax advisor if you have any questions about ERISA and these disclosure requirements.


 Spousal Consent Rules for Retirement Plans -- Qualified Contracts
 If you are married at the time your payments commence, you may be required by federal law to choose an income option that provides survivor annuity income to your spouse, unless your spouse waives that right. Similarly, if you are married at the time of your death, federal law may require all or a portion of the Death Benefit to be paid to your spouse, even if you designated someone else as your beneficiary. A brief explanation of the applicable rules follows. For more information, consult the terms of your retirement arrangement.

 Defined Benefit Plans and Money Purchase Pension Plans. If you are married at the time your payments commence, federal law requires that benefits be paid to you in the form of a "qualified joint and survivor annuity" (QJSA), unless you and your spouse waive that right, in writing. Generally, this means that you will receive a reduced payment during your life and, upon your death, your spouse will receive at least one-half of what you were receiving for life. You may elect to receive another income option if your spouse consents to the election and waives his or her right to receive the QJSA. If your spouse consents to the alternative form of payment, your spouse may not receive any benefits from the plan upon your death. Federal law also requires that the plan pay a Death Benefit to your spouse if you are married and die before you begin receiving your benefit. This benefit must be available in the form of an annuity for your spouse's lifetime and is called a "qualified pre-retirement survivor annuity" (QPSA). If the plan pays Death Benefits to other beneficiaries, you may elect to have a beneficiary other than your spouse receive the Death Benefit, but only if your spouse consents to the election and waives his or her right to receive the QPSA. If your spouse consents to the alternate beneficiary, your spouse will receive no benefits from the plan upon your death. Any QPSA waiver prior to your attaining age 35 will become null and void on the first day of the calendar year in which you attain age 35, if still employed.

 Defined Contribution Plans (including 401(k) Plans and ERISA 403(b) Annuities). Spousal consent to a distribution is generally not required. Upon your death, your spouse will receive the entire Death Benefit, even if you designated someone else as your beneficiary, unless your spouse consents in writing to waive this right. Also, if you are married and elect an annuity as a periodic income option, federal law requires that you receive a QJSA (as described above), unless you and your spouse consent to waive this right.

 IRAs, non-ERISA 403(b) Annuities, and 457 Plans. Spousal consent to a distribution usually is not required. Upon your death, any Death Benefit will be paid to your designated beneficiary.

 Additional Information
 For additional information about federal tax law requirements applicable to IRAs and Roth IRAs, see the IRA Disclosure Statement or Roth IRA Disclosure Statement, as applicable.

                              GENERAL INFORMATION

 HOW WILL I RECEIVE STATEMENTS AND REPORTS?

 We send any statements and reports required by applicable law or regulation to you at your last known address of record. You should therefore give us prompt notice of any address change. We reserve the right, to the extent permitted by law and subject to your prior consent, to provide any prospectus, prospectus supplements, confirmations, statements and reports required by applicable law or regulation to you through our Internet Website at www.americanskandia.prudential.com or any other electronic means, including diskettes or CD ROMs. We send a confirmation statement to you each time a transaction is made affecting Account Value, such as making additional Purchase Payments, transfers, exchanges or withdrawals. We may also send quarterly statements detailing the activity affecting your Annuity during the calendar quarter. We may confirm regularly scheduled transactions, including, but not limited to, the Annual Maintenance Fee, Systematic Withdrawals (including 72(t) payments and required minimum distributions), electronic funds transfers, Dollar Cost Averaging, and static rebalancing, in quarterly statements instead of confirming them immediately. You should review the information in these statements carefully. You may request additional reports. We reserve the right to charge up to $50 for each such additional report. We may also send an annual report and a semi-annual report containing applicable financial statements for the Separate Account and the Portfolios, as of December 31 and June 30, respectively, to Owners or, with your prior consent, make such documents available electronically through our Internet Website or other electronic means.


 WHO IS AMERICAN SKANDIA?

 American Skandia Life Assurance Corporation, a Prudential Financial Company, ("American Skandia") is a stock life insurance company domiciled in Connecticut with licenses in all 50 states, the District of Columbia and Puerto Rico. American Skandia is a wholly-owned subsidiary of Prudential Annuities, Inc. (formerly, American Skandia, Inc., whose ultimate parent is Prudential Financial, Inc. American Skandia markets its products to broker-dealers and financial planners through an internal field marketing staff. In addition, American Skandia markets through and in conjunction with financial institutions such as banks that are permitted directly, or through affiliates, to sell annuities.

 American Skandia offers a wide array of annuities, including (1) deferred variable annuities that are registered with the SEC, including fixed interest rate annuities that are offered as a companion to certain of our variable annuities and are registered because of their market value adjustment feature and (2) fixed annuities that are not registered with the SEC. In addition, American Skandia has in force a relatively small block of variable life insurance policies and immediate variable annuities, but it no longer actively sells such policies.

 Effective May 1, 2003, Skandia U.S. Inc., the sole shareholder of Prudential Annuities, Inc., which is the parent of American Skandia, was purchased by Prudential Financial, Inc. Prudential Financial, Inc. is a New Jersey insurance holding company whose subsidiary companies serve individual and institutional customers worldwide and include The Prudential Insurance Company of America, one of the largest life insurance companies in the U.S. These companies offer a variety of products and services, including life insurance, mutual funds, annuities, pension and retirement related services and administration, asset management, securities brokerage, banking and trust services, real estate brokerage franchises, and relocation services. Under the terms of the above-referenced acquisition, Prudential Financial, Inc. may not use the "American Skandia" name in any context after May 1, 2008. Therefore, Prudential Financial has begun a "rebranding" project that involves renaming certain American Skandia legal entities. As pertinent to this annuity: 1) American Skandia Life Assurance Corporation will be renamed Prudential Annuities Life Assurance Corporation; 2) American Skandia Marketing, Inc. will be renamed Prudential Annuities Distributors, Inc.; 3) American Skandia Investment Services, Inc. has been renamed AST Investment Services, Inc.; and
 4) American Skandia Trust has been renamed Advanced Series Trust. These name changes will not impact the manner in which customers do business with Prudential.


 No company other than American Skandia has any legal responsibility to pay amounts that it owes under its annuity and variable life insurance contracts. However, Prudential Financial exercises significant influence over the operations and capital structure of American Skandia.

 WHAT ARE SEPARATE ACCOUNTS?
 The separate accounts are where American Skandia sets aside and invests the assets of some of our annuities. In the accumulation period, assets supporting Account Values of the Annuities are held in a separate account established under the laws of the State of Connecticut. We are the legal owner of assets in the separate accounts. In the payout period, assets supporting fixed annuity payments and any adjustable annuity payments we make available are held in our general account. Assets supporting variable annuity payment options may be invested in our separate accounts. Income, gains and losses from assets allocated to these separate accounts are credited to or charged against each such separate account without regard to other income, gains or losses of American Skandia or of any other of our separate accounts. These assets may only be charged with liabilities which arise from the Annuities issued by American Skandia. The amount of our obligation in relation to allocations to the Sub-accounts is based on the investment performance of such Sub-accounts. However, the obligations themselves are our general corporate obligations.

 Separate Account B

 During the accumulation period, the assets supporting obligations based on allocations to the Sub-accounts are held in Sub-accounts of American Skandia Life Assurance Corporation Variable Account B, also referred to as "Separate Account B". Separate Account B was established by us pursuant to Connecticut law on November 25, 1987. Separate Account B also holds assets of other annuities issued by us with values and benefits that vary according to the investment performance of Separate Account B. Separate Account B consists of multiple Sub-accounts. Each Sub-account invests only in a single mutual fund or mutual fund portfolio. The name of each Sub-account generally corresponds to the name of the underlying Portfolio. Each Sub-account in Separate Account B may have several different Unit Prices to reflect the Insurance Charge, Distribution Charge (when applicable) and the charges for any optional benefits that are offered under the Annuities issued by us through Separate Account B. Separate Account B is registered with the SEC under the Investment Company Act of 1940 ("Investment Company Act") as a unit investment trust, which is a type of investment company. The SEC does not supervise investment policies, management or practices of Separate Account B.

 We reserve the right to make changes to the Sub-accounts available under the Annuities as we determine appropriate. We may offer new Sub-accounts, eliminate Sub-accounts, or combine Sub-accounts at our sole discretion. We may also close Sub-accounts to additional Purchase Payments on existing Annuities or close Sub-accounts for Annuities purchased on or after specified dates. We may also substitute an underlying mutual fund or portfolio of an underlying mutual fund for another underlying mutual fund or portfolio of an underlying mutual fund, subject to our receipt of any exemptive relief that we are required to obtain under the Investment Company Act. We will notify Owners of changes we make to the Sub-accounts available under their Annuity.


 Values and benefits based on allocations to the Sub-accounts will vary with the investment performance of the underlying mutual funds or fund portfolios, as applicable. We do not guarantee the investment results of any Sub-account. Your Account Value allocated to the Sub-accounts may increase or decrease. You bear the entire investment risk. There is no assurance that the Account Value of your Annuity will equal or be greater than the total of the Purchase Payments you make to us.

 Separate Account D
 During the accumulation period, assets supporting our obligations based on Fixed Allocations are held in American Skandia Life Assurance Corporation Separate Account D, also referred to as "Separate Account D". Such obligations are based on the fixed interest rates we credit to Fixed Allocations and the terms of the Annuities. These obligations do not depend on the investment performance of the assets in Separate Account D. Separate Account D was established by us pursuant to Connecticut law.

 There are no units in Separate Account D. The Fixed Allocations are guaranteed by our general account. An Annuity Owner who allocates a portion of their Account Value to Separate Account D does not participate in the investment gain or loss on assets maintained in Separate Account D. Such gain or loss accrues solely to us. We retain the risk that the value of the assets in Separate Account D may drop below the reserves and other liabilities we must maintain. Should the value of the assets in Separate Account D drop below the reserve and other liabilities we must maintain in relation to the annuities supported by such assets, we will transfer assets from our general account to Separate Account D to make up the difference. We have the right to transfer to our general account any assets of Separate Account D in excess of such reserves and other liabilities. We maintain assets in Separate Account D supporting a number of annuities we offer.

 We may employ investment managers to manage the assets maintained in Separate Account D. Each manager we employ is responsible for investment management of a different portion of Separate Account D. From time to time additional investment managers may be employed or investment managers may cease being employed. We are under no obligation to employ or continue to employ any investment manager(s) and have sole discretion over the investment managers we retain. We are not obligated to invest according to specific guidelines or strategies except as may be required by Connecticut and other state insurance laws.

 WHAT IS THE LEGAL STRUCTURE OF THE UNDERLYING FUNDS?
 Each underlying mutual fund is registered as an open-end management investment company under the Investment Company Act. Shares of the underlying mutual fund portfolios are sold to separate accounts of life insurance companies offering variable annuity and variable life insurance products. The shares may also be sold directly to qualified pension and retirement plans.

 Voting Rights

 We are the legal owner of the shares of the underlying mutual funds in which the Sub-accounts invest. However, under SEC rules, you have voting rights in relation to Account Value maintained in the Sub-accounts. If an underlying mutual fund portfolio requests a vote of shareholders, we will vote our shares based on instructions received from Owners with Account Value allocated to that Sub-account. Owners have the right to vote an amount equal to the number of shares attributable to their contracts. If we do not receive voting instructions in relation to certain shares, we will vote those shares in the same manner and proportion as the shares for which we have received instructions. This voting procedure is sometimes referred to as "mirror voting" because, as indicated in the immediately preceding sentence, we mirror the votes that are actually cast, rather than decide on our own how to vote. In addition, because all the shares of a given mutual fund held within our separate account are legally owned by us, we intend to vote all of such shares when that underlying fund seeks a vote of its shareholders. As such, all such shares will be counted towards whether there is a quorum at the underlying fund's shareholder meeting and towards the ultimate outcome of the vote. Thus, under "mirror voting," it is possible that the votes of a small percentage of contractholders who actually vote will determine the ultimate outcome. We will furnish those Owners who have Account Value allocated to a Sub-account whose underlying mutual fund portfolio has requested a "proxy" vote with proxy materials and the necessary forms to provide us with their voting instructions. Generally, you will be asked to provide instructions for us to vote on matters such as changes in a fundamental investment strategy, adoption of a new investment advisory agreement, or matters relating to the structure of the underlying mutual fund that require a vote of shareholders.

 Advanced Series Trust (the "Trust") has obtained an exemption from the Securities and Exchange Commission that permits its co-investment advisers, AST Investment Services, Inc. and Prudential Investments LLC, subject to approval by the Board of Trustees of the Trust, to change sub-advisors for a Portfolio and to enter into new sub-advisory agreements, without obtaining shareholder approval of the changes. This exemption (which is similar to exemptions granted to other investment companies that are organized in a similar manner as the Trust) is intended to facilitate the efficient supervision and management of the sub-advisors by AST Investment Services, Inc., Prudential Investments LLC and the Trustees. The Trust is required, under the terms of the exemption, to provide certain information to shareholders following these types of changes. We may add new Sub-accounts that invest in a series of underlying funds other than the Trust that is managed by an affiliate. Such series of funds may have a similar order from the SEC. You also should review the prospectuses for the other underlying funds in which various Sub-accounts invest as to whether they have obtained similar orders from the SEC.


 Material Conflicts
 It is possible that differences may occur between companies that offer shares of an underlying mutual fund portfolio to their respective separate accounts issuing variable annuities and/or variable life insurance products. Differences may also occur surrounding the offering of an underlying mutual fund portfolio to variable life insurance policies and variable annuity contracts that we offer. Under certain circumstances, these differences could be considered "material conflicts," in which case we would take necessary action to protect persons with voting rights under our variable annuity contracts and variable life insurance policies against persons with voting rights under other insurance companies' variable insurance products. If a "material conflict" were to arise between owners of variable annuity contracts and variable life insurance policies issued by us we would take necessary action to treat such persons equitably in resolving the conflict. "Material conflicts" could arise due to differences in voting instructions between owners of variable life insurance and variable annuity contracts of the same or different companies. We monitor any potential conflicts that may exist.

 Service Fees Payable to American Skandia

 American Skandia or our affiliates have entered into agreements with the investment adviser or distributor of the underlying Portfolios. Under the terms of these agreements, American Skandia, or our affiliates may provide administrative and support services to the Portfolios for which it receives a fee of up to 0.75% (currently) of the average assets allocated to the Portfolios under each Annuity from the investment adviser, distributor and/or the fund. These agreements may be different for each underlying mutual fund whose portfolios are offered as Sub-accounts.

 In addition, an investment adviser, sub-adviser or distributor of the underlying Portfolios may also compensate us by providing reimbursement, defraying the costs of, or paying directly for, among other things, marketing and/or administrative services and/or other services they provide in connection with the Annuity. These services may include, but are not limited to: sponsoring or co-sponsoring various promotional, educational or marketing meetings and seminars attended by distributors, wholesalers, and/or broker dealer firms' registered representatives, and creating marketing material discussing the contract, available options, and underlying Portfolios. The amounts paid depend on the nature of the meetings, the number of meetings attended by the adviser, sub-adviser, or distributor, the number of participants and attendees at the meetings, the costs expected to be incurred, and the level of the adviser's, sub-adviser's or distributor's participation. These payments or reimbursements may not be offered by all advisers, sub-advisers, or distributor and the amounts of such payments may vary between and among each adviser, sub-adviser and distributor depending on their respective participation.

 During 2006, with regard to amounts that were paid under these kinds of arrangements, the amounts ranged from approximately $53 to approximately $190,514. These amounts may have been paid to one or more
 Prudential-affiliated insurers issuing individual variable annuities.


 WHO DISTRIBUTES ANNUITIES OFFERED BY AMERICAN SKANDIA?

 American Skandia Marketing, Incorporated ("ASM"), a wholly-owned subsidiary of Prudential Annuities, Inc., is the distributor and principal underwriter of the securities offered through this prospectus. ASM acts as the distributor of a number of annuity and life insurance products we offer and co-distributor of Advanced Series Trust.


 ASM's principal business address is One Corporate Drive, Shelton, Connecticut 06484. ASM is registered as broker-dealer under the Securities Exchange Act of 1934 ("Exchange Act") and is a member of the National Association of Securities Dealers, Inc. ("NASD").

 Each Annuity is offered on a continuous basis. ASM enters into distribution agreements with broker-dealers who are registered under the Exchange Act and with entities that may offer the Annuities but are exempt from registration ("firms"). Applications for each Annuity are solicited by registered representatives of those firms. Such representatives will also be our appointed insurance agents under state insurance law. In addition, ASM may offer the Annuities directly to potential purchasers.

 Commissions are paid to firms on sales of the Annuities according to one or more schedules. The individual representative will receive a portion of the compensation, depending on the practice of his or her firm. Commissions are generally based on a percentage of Purchase Payments made, up to a maximum of 7.0% for Optimum, 6.0% for Optimum Plus and 5.5% for Optimum Four. Alternative compensation schedules are available that provide a lower initial commission plus ongoing annual compensation based on all or a portion of the Account Value. We may also provide compensation to the distributing firm for providing ongoing service to you in relation to your Annuity. Commissions and other compensation paid in relation to your Annuity do not result in any additional charge to you or to the Separate Account.


 In addition, in an effort to promote the sale of our products (which may include the placement of American Skandia and/or the Annuities on a preferred or recommended company or product list and/or access to the firm's registered representatives), we or ASM may enter into compensation arrangements with certain broker-dealer firms (including Linsco/Private Ledger, Corp.) with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel and/or marketing and/or administrative services and/or other services they provide. These services may include, but are not limited to: educating customers of the firm on the Annuitys' features; conducting due diligence and analysis, providing office access, operations and systems support; holding seminars intended to educate the firm's registered representatives and make them more knowledgeable about the Annuities; providing a dedicated marketing coordinator; providing priority sales desk support; and providing expedited marketing compliance approval. To the extent permitted by NASD rules and other applicable laws and regulations, ASM may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation. These arrangements may not be offered to all firms and the terms of such arrangements may differ between firms. A list of the firms to whom American Skandia pays an amount of greater than $10,000 under these arrangements is provided in the Statement of Additional Information, which is available upon request. You should note that firms and individual registered representatives and branch managers within some firms participating in one of these compensation arrangements might receive greater compensation for selling the Annuities than for selling a different annuity that is not eligible for these compensation arrangements. While compensation is generally taken into account as an expense in considering the charges applicable to an annuity product, any such compensation will be paid by us or ASM and will not result in any additional charge to you. Overall compensation paid to the distributing firm does not exceed, based on actuarial assumptions, 8.5% of the total Purchase Payments made. Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the Annuity. Further information about the firms that are part of these compensation arrangements appears in the Statement of Additional Information, which is available without charge upon request.


 On July 1, 2003, Prudential Financial combined its retail securities brokerage and clearing operations with those of Wachovia Corporation ("Wachovia") and formed Wachovia Securities Financial Holdings, LLC ("Wachovia Securities"), a joint venture headquartered in Richmond, Virginia. Prudential Financial has a 38% ownership interest in the joint venture, while Wachovia owns the remaining 62%. Wachovia and Wachovia Securities are key distribution partners for certain products of Prudential Financial affiliates, including mutual funds and individual annuities that are distributed through their financial advisors, bank channel and independent channel. In addition, Prudential Financial is a service provider to the managed account platform and certain wrap-fee programs offered by Wachovia Securities.

 INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

 American Skandia publishes annual and quarterly reports that are filed with the SEC. These reports contain financial information about American Skandia that is annually audited by an independent registered public accounting firm. American Skandia's annual report for the year ended December 31, 2006, together with subsequent periodic reports that American Skandia files with the SEC, are incorporated by reference into this prospectus. You can obtain copies, at no cost, of any and all of this information, including the American Skandia annual report that is not ordinarily mailed to contract owners, the more current reports and any subsequently filed documents at no cost by contacting us at American Skandia -- Variable Annuities; P.O. Box 7960, Philadelphia, PA 19176 (Telephone: 203-926-1888). The SEC file number for American Skandia is 33-44202. You may read and copy any filings made by American Skandia with the SEC at the SEC's Public Reference Room at 100 F Street, N.E. Washington, D.C. 20549. You can obtain information on the operation of the Public Reference Room by calling (202) 551-8090. The SEC maintains an Internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC at http://www.sec.gov.


 FINANCIAL STATEMENTS
 The financial statements of the separate account and American Skandia Life Assurance Corporation are included in the Statement of Additional Information.

 HOW TO CONTACT US
 You can contact us by:

  . calling our Customer Service Team at 1-800-752-6342 during our normal business hours, Monday through Friday, or Skandia's telephone automated response system at 1-800-766-4530.

  . writing to us via regular mail at American Skandia -- Variable Annuities, P.O. Box 7960, Philadelphia, PA 19176 OR for express mail American Skandia -- Variable Annuities, 2101 Welsh Road, Dresher, PA 19025. NOTE:
      Failure to send mail to the proper address may result in a delay in our receiving and processing your request.
  . sending an email to customerservice@prudential.com or visiting our Internet Website at www.americanskandia.prudential.com.
  . accessing information about your Annuity through our Internet Website at www.americanskandia.prudential.com.

 You can obtain account information by calling our automated response system and at www.americanskandia.prudential.com, our Internet Website. Our Customer Service representatives are also available during business hours to provide you with information about your account. You can request certain transactions through our telephone voice response system, our Internet Website or through a customer service representative. You can provide authorization for a third party, including your attorney-in-fact acting pursuant to a power of attorney or your Financial Professional, to access your account information and perform certain transactions on your account. You will need to complete a form provided by us which identifies those transactions that you wish to authorize via telephonic and electronic means and whether you wish to authorize a third party to perform any such transactions. Please note that unless you tell us otherwise, we deem that all transactions that are directed by your Financial Professional with respect to your Annuity have been authorized by you. We require that you or your representative provide proper identification before performing transactions over the telephone or through our Internet Website. This may include a Personal Identification Number (PIN) that will be provided to you upon issue of your Annuity or you may establish or change your PIN by calling our automated response system and at www.americanskandia.prudential.com, our Internet Website. Any third party that you authorize to perform financial transactions on your account will be assigned a PIN for your account.

 Transactions requested via telephone are recorded. To the extent permitted by law, we will not be responsible for any claims, loss, liability or expense in connection with a transaction requested by telephone or other electronic means if we acted on such transaction instructions after following reasonable procedures to identify those persons authorized to perform transactions on your Annuity using verification methods which may include a request for your Social Security number, PIN or other form of electronic identification. We may be liable for losses due to unauthorized or fraudulent instructions if we did not follow such procedures.

 American Skandia does not guarantee access to telephonic, facsimile, Internet or any other electronic information or that we will be able to accept transaction instructions via such means at all times. Regular and/or express mail will be the only means by which we will accept transaction instructions when telephonic, facsimile, Internet or any other electronic means are unavailable or delayed. American Skandia reserves the right to limit, restrict or terminate telephonic, facsimile, Internet or any other electronic transaction privileges at any time.

 INDEMNIFICATION
 Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Securities Act") may be permitted to directors, officers or persons controlling the registrant pursuant to the foregoing provisions, the registrant has been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.


 LEGAL PROCEEDINGS
 American Skandia is subject to legal and regulatory actions in the ordinary course of its businesses, including class action lawsuits. American Skandia's pending legal and regulatory actions include proceedings specific to the company and proceedings generally applicable to business practices in the industry in which we operate. American Skandia is subject to class action lawsuits and other litigation alleging, among other things, that we made improper or inadequate disclosures in connection with the sale of annuity products or charged excessive or impermissible fees on these products, recommended unsuitable products to customers, mishandled customer accounts or breached fiduciary duties to customers. American Skandia also is subject to litigation arising out of its general business activities, such as its investments, contracts, leases and labor and employment relationships, including claims of discrimination and harassment, and could be exposed to claims or litigation concerning certain business or process patents. In some of American Skandia's pending legal and regulatory actions, parties are seeking large and/or indeterminate amounts, including punitive or exemplary damages. Finally, American Skandia is periodically subject to examinations and audits by federal and state regulators, and also on occasion, receives and addresses complaints from customers. The following is a summary of certain pending proceedings.

 American Skandia commenced a remediation program to correct errors in the administration of approximately 11,000 annuity contracts issued by the company. The owners of these contracts did not receive notification that the contracts were approaching or past their designated annuitization date or default annuitization date (both dates referred to as the "contractual annuity date") and the contracts were not annuitized at their contractual annuity dates. Some of these contracts also were affected by data integrity errors resulting in incorrect contractual annuity dates. The lack of notice and the data integrity errors, as reflected on the annuities administrative system, all occurred before the acquisition of American Skandia by Prudential Financial, Inc. The remediation and administrative costs of the remediation program are subject to the indemnification provisions of the agreement pursuant to which Prudential Financial, Inc. acquired American Skandia (the "Acquisition Agreement") from Skandia Insurance Company Ltd.
 (publ).

 Commencing in 2003, American Skandia received formal requests for information from the SEC and the New York Attorney General ("NYAG") relating to market timing in variable annuities by American Skandia and certain affiliated companies. In connection with these investigations, with the approval of Skandia Insurance Company Ltd. (publ), an offer was made by American Skandia to the authorities investigating its companies, the SEC and NYAG, to settle these matters by paying restitution and a civil penalty of $95 million in the aggregate. While not assured, American Skandia believes these discussions are likely to lead to settlements with these authorities. Any regulatory settlement involving American Skandia and certain affiliates would be subject to the indemnification provisions of the Acquisition Agreement. If achieved, settlement of the matters relating to American Skandia and certain affiliates also could involve continuing monitoring, changes to and/or supervision of business practices, findings that may adversely affect existing or cause additional litigation, adverse publicity and other adverse impacts to American Skandia's businesses.

 During the third quarter of 2004, American Skandia identified a system-generated calculation error in its annuity contract administration system that existed prior to the acquisition of American Skandia by Prudential Financial, Inc. This error related to the calculation of amounts due to customers for certain transactions subject to a market value adjustment upon the surrender or transfer of monies out of their annuity contract's fixed allocation options. The error resulted in an underpayment to policyholders, as well as additional anticipated costs to American Skandia associated with remediation, breakage and other costs. Recently, American Skandia retained a consultant to assist it with the systems modifications needed to implement the remediation plan currently in place. American Skandia has advised Skandia Insurance Company Ltd. (publ) that a portion of the remediation and related administrative costs are subject to the indemnification provisions of the Acquisition Agreement.

 American Skandia's litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, the outcomes cannot be predicted. It is possible that the results of operations or the cash flow of American Skandia in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. Management believes, however, that the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, should not have a material adverse effect on American Skandia's financial position.

 It should be noted that the judgments, settlements and expenses associated with many of these lawsuits, administrative and regulatory matters, and contingencies, including certain claims described above, may, in whole or in part, after satisfaction of certain retention requirements, fall within the indemnification obligations of Skandia Insurance Company Ltd. (publ) to Prudential Financial, Inc. and its subsidiaries under the terms of the Acquisition Agreement. Those obligations of Skandia Insurance Company Ltd.
 (publ) provide for indemnification of certain judgments, settlements, and costs and expenses associated with lawsuits and other claims against American Skandia ("matters"), and apply only to matters, or groups of related matters, for which the costs and expenses exceed $25,000 individually. Additionally, those obligations only apply to such otherwise indemnifiable losses that exceed $10 million in the aggregate, subject to reduction for insurance proceeds, certain accruals and any realized tax benefit applicable to such amounts, and those obligations do not apply to the extent that such aggregate exceeds $1 billion. American Skandia is in discussions with Skandia Insurance Company Ltd. (publ) regarding the satisfaction of the $10 million deductible.


 CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION
 The following are the contents of the Statement of Additional Information:

 General Information about American Skandia
  .   American Skandia Life Assurance Corporation
  .   American Skandia Life Assurance Corporation Variable Account B
  .   American Skandia Life Assurance Corporation Separate Account D

 Principal Underwriter/Distributor -- American Skandia Marketing, Incorporated



 How the Unit Price is Determined

 Additional Information on Fixed Allocations
  .   How We Calculate the Market Value Adjustment


 Other Tax Rules

 General Information
  .   Voting Rights
  .   Modification
  .   Deferral of Transactions
  .   Misstatement of Age or Sex
  .   Ending the Offer

 Annuitization

 Experts

 Legal Experts

 Financial Statements

     APPENDIX A - CONDENSED FINANCIAL INFORMATION ABOUT SEPARATE ACCOUNT B

 Separate Account B consists of multiple Sub-accounts that are available as investment options for the American Skandia Annuities. Each Sub-account invests only in a single mutual fund or mutual fund portfolio. All or some of these Sub-accounts are available as investment options for other variable annuities we offer pursuant to different prospectuses.


 Unit Prices And Numbers Of Units: The following tables show for each Annuity:
 (a) the historical Unit Price, corresponding to the Annuity features bearing the highest and lowest combinations of asset-based charges*, as of the dates shown, for Units in each of the Sub-accounts of Separate Account B that are being offered pursuant to this Prospectus**; and (b) the number of Units outstanding for each such Sub-account as of the dates shown. In the tables, "BOP" refers to Beginning of Period and "EOP" refers to End of Period. The period for each year begins on January 1 and ends on December 31. Since November 18, 2002, we have been determining, on a daily basis, multiple Unit Prices for each Sub-account of Separate Account B. We compute multiple Unit Prices because several of our variable annuities invest in the same Sub-accounts, and these annuities deduct varying charges that correspond to each combination of the applicable Insurance Charge, Distribution Charge (when applicable) and the charges for each optional benefit. Where an asset-based charge corresponding to a particular Sub-account within a new annuity product is identical to that in the same Sub-account within an existing annuity, the Unit Price for the new annuity will be identical to that of the existing annuity. In such cases, we will for reference purposes depict, in the condensed financial information for the new annuity, Unit Prices of the existing annuity. The year in which operations commenced in each such Sub-account is noted in parentheses. To the extent a Sub-account commenced operations during a particular calendar year, the Unit Price as of the end of the period reflects only the partial year results from the commencement of operations until December 31/st/ of the applicable year. When a Unit Price was first calculated for a particular Sub-account, we set the price of that Unit at $10.00 per Unit. Thereafter, Unit Prices vary based on market performance. Unit Prices and Units are provided for Sub-accounts that commenced operations prior to January 1, 2007.

 * Note: While a unit price is reflected for the maximum combination of asset based charges for each Sub-account, not all Sub-accounts are available if you elect certain optional benefits.

 ** The remaining unit values appear in the Statement of Additional
    Information, which you may obtain free of charge by sending in the request form at the end of the Prospectus or contacting us at 1-800-752-6342.

 OPTIMUM - Prospectus


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Sub-account                          2006       2005       2004       2003      2002     2001     2000
--------------------------------------------------------------------------------------------------------
AST JP Morgan International Equity
 Portfolio
    With No Optional Benefits
    BOP Unit Value                     $9.04      $8.24      $7.13      $5.53     6.86     8.99
    EOP Unit Value                    $10.96      $9.04      $8.24      $7.13     5.53     6.86    8.99
    Number of Units                1,002,727  1,051,557    553,542    362,254  153,652  136,976  33,897
    With LT5, HDV, and EBP
    BOP Unit Value                    $10.57          -          -          -        -        -
    EOP Unit Value                    $12.64     $10.57          -          -        -        -       -
    Number of Units                        -          -          -          -        -        -       -
--------------------------------------------------------------------------------------------------------
AST International Growth
 formerly, AST William Blair
 International Growth (1997)
    With No Optional Benefits
    BOP Unit Value                    $18.90     $16.42     $14.32     $10.35     14.1    18.68
    EOP Unit Value                    $22.58     $18.90     $16.42     $14.32    10.35     14.1   18.68
    Number of Units                1,664,525  2,113,594  1,953,908  1,166,396    7,064    5,277   6,782
    With LT5, HDV, and EBP
    BOP Unit Value                    $11.20          -          -          -        -        -
    EOP Unit Value                    $13.19     $11.20          -          -        -        -       -
    Number of Units                        -          -          -          -        -        -       -
--------------------------------------------------------------------------------------------------------
AST International Value
 formerly, AST LSV International
 Value
    With No Optional Benefits
    BOP Unit Value                     $7.87      $7.01      $5.86      $4.43     5.41     8.08
    EOP Unit Value                     $9.90      $7.87      $7.01      $5.86     4.43     5.41    8.08
    Number of Units                  593,098    402,497    233,045     91,736   32,967   29,954  20,311
    With LT5, HDV, and EBP
    BOP Unit Value                    $10.62          -          -          -        -        -
    EOP Unit Value                    $13.19     $10.62          -          -        -        -       -
    Number of Units                        -          -          -          -        -        -       -

------------------------------------------------------------------------------------------------------
Sub-account                          2006       2005       2004       2003      2002    2001    2000
------------------------------------------------------------------------------------------------------
AST Small Cap Growth
    With No Optional Benefits
    BOP Unit Value                    $16.00     $15.97     $17.38     $12.12    18.7   20.25
    EOP Unit Value                    $17.80     $16.00     $15.97     $17.38   12.12    18.7   20.25
    Number of Units                  111,114    126,824    107,136    145,364   6,331   2,439     978
    With LT5, HDV, and EBP
    BOP Unit Value                    $10.35          -          -          -       -       -
    EOP Unit Value                    $11.35     $10.35          -          -       -       -       -
    Number of Units                        -          -          -          -       -       -       -
------------------------------------------------------------------------------------------------------
AST Neuberger Berman Small-Cap
 Growth
 formerly, AST DeAM Small-Cap
 Growth (1999)
    With No Optional Benefits
    BOP Unit Value                     $7.35      $7.41      $6.86      $4.71    6.48    9.17
    EOP Unit Value                     $7.82      $7.35      $7.41      $6.86    4.71    6.48    9.17
    Number of Units                  344,893    267,925    293,384    258,089  44,611  41,602  35,743
    With LT5, HDV, and EBP
    BOP Unit Value                    $10.23          -          -          -       -       -
    EOP Unit Value                    $10.74     $10.23          -          -       -       -       -
    Number of Units                        -          -          -          -       -       -       -
------------------------------------------------------------------------------------------------------
AST Federated Aggressive Growth
 (2000)
    With No Optional Benefits
    BOP Unit Value                    $10.94     $10.12      $8.33      $4.98    7.12    9.08
    EOP Unit Value                    $12.20     $10.94     $10.12      $8.33    4.98    7.12    9.08
    Number of Units                1,165,926  1,386,930  1,169,995    859,909  25,040  10,912     243
    With LT5, HDV, and EBP
    BOP Unit Value                    $10.87          -          -          -       -       -
    EOP Unit Value                    $11.96     $10.87          -          -       -       -       -
    Number of Units                        -          -          -          -       -       -       -
------------------------------------------------------------------------------------------------------
AST Small-Cap Value (1997)
    With No Optional Benefits
    BOP Unit Value                    $17.52     $16.64     $14.47     $10.79   12.06   11.41
    EOP Unit Value                    $20.77     $17.52     $16.64     $14.47   10.79   12.06   11.41
    Number of Units                1,198,255  1,484,712  1,293,786    962,965  66,744  33,608  15,339
    With LT5, HDV, and EBP
    BOP Unit Value                    $10.56          -          -          -       -       -
    EOP Unit Value                    $12.35     $10.56          -          -       -       -       -
    Number of Units                        -          -          -          -       -       -       -
------------------------------------------------------------------------------------------------------
AST Goldman Sachs Mid-Cap Growth
 (2000)
    With No Optional Benefits
    BOP Unit Value                     $4.60      $4.44      $3.87      $2.98    4.15    7.03
    EOP Unit Value                     $4.83      $4.60      $4.44      $3.87    2.98    4.15    7.03
    Number of Units                2,231,991  2,666,933  2,232,502  1,535,565  28,812  17,882   2,473
    With LT5, HDV, and EBP
    BOP Unit Value                    $10.49          -          -          -       -       -
    EOP Unit Value                    $10.86     $10.49          -          -       -       -       -
    Number of Units                        -          -          -          -       -       -       -
------------------------------------------------------------------------------------------------------
AST Neuberger Berman Mid-Cap Value
 (1993)
    With No Optional Benefits
    BOP Unit Value                    $18.55     $16.76     $13.82     $10.26   11.62   12.13
    EOP Unit Value                    $20.28     $18.55     $16.76     $13.82   10.26   11.62   12.13
    Number of Units                1,086,861  1,303,740  1,116,503    781,348  69,657  56,219  16,574
    With LT5, HDV, and EBP
    BOP Unit Value                    $10.80          -          -          -       -       -
    EOP Unit Value                    $11.65     $10.80          -          -       -       -       -
    Number of Units                        -          -          -          -       -       -       -

--------------------------------------------------------------------------------------------------------
Sub-account                         2006       2005       2004       2003      2002     2001     2000
--------------------------------------------------------------------------------------------------------
AST T. Rowe Price Large-Cap
 Growth
    With No Optional Benefits
    BOP Unit Value                    $7.12      $6.19      $5.93      $4.86     7.12     8.46
    EOP Unit Value                    $7.43      $7.12      $6.19      $5.93     4.86     7.12     8.46
    Number of Units                 608,747    512,012    326,194    263,698  106,056  106,762   97,356
    With LT5, HDV, and EBP
    BOP Unit Value                   $12.02          -          -          -        -        -
    EOP Unit Value                   $12.37     $12.02          -          -        -        -        -
    Number of Units                       -          -          -          -        -        -        -
--------------------------------------------------------------------------------------------------------
AST MFS Growth (1999)
    With No Optional Benefits
    BOP Unit Value                    $7.39      $7.04      $6.44      $5.31     7.48     9.68
    EOP Unit Value                    $8.01      $7.39      $7.04      $6.44     5.31     7.48     9.68
    Number of Units                 758,550  1,025,239    791,823    893,170  112,701   47,656    3,089
    With LT5, HDV, and EBP
    BOP Unit Value                   $10.67          -          -          -        -        -
    EOP Unit Value                   $11.40     $10.67          -          -        -        -        -
    Number of Units                       -          -          -          -        -        -        -
--------------------------------------------------------------------------------------------------------
AST Marsico Capital Growth (1997)
    With No Optional Benefits
    BOP Unit Value                   $10.20      $9.67      $8.46      $6.50      7.8    10.09
    EOP Unit Value                   $10.80     $10.20      $9.67      $8.46      6.5      7.8    10.09
    Number of Units               5,983,458  7,048,021  5,717,404  4,075,719  228,033  182,904  114,992
    With LT5, HDV, and EBP
    BOP Unit Value                   $10.82          -          -          -        -        -
    EOP Unit Value                   $11.30     $10.82          -          -        -        -        -
    Number of Units                       -          -          -          -        -        -        -
--------------------------------------------------------------------------------------------------------
AST AllianceBernstein Core Value
 (2001)
    With No Optional Benefits
    BOP Unit Value                   $12.79     $12.28     $10.91      $8.61    10.05        -
    EOP Unit Value                   $15.33     $12.79     $12.28     $10.91     8.61    10.05        -
    Number of Units                 815,109    635,232    603,508    453,569   82,054   18,453        -
    With LT5, HDV, and EBP
    BOP Unit Value                   $10.23          -          -          -        -        -
    EOP Unit Value                   $12.09     $10.23          -          -        -        -        -
    Number of Units                       -          -          -          -        -        -        -
--------------------------------------------------------------------------------------------------------
AST AllianceBernstein Growth &
 Income (1992)
    With No Optional Benefits
    BOP Unit Value                   $11.63     $11.24     $10.25      $7.84    10.35    10.53
    EOP Unit Value                   $13.46     $11.63     $11.24     $10.25     7.84    10.35    10.53
    Number of Units               3,863,961  5,200,126  4,119,501  3,076,626  142,152  205,232   34,439
    With LT5, HDV, and EBP
    BOP Unit Value                   $10.18          -          -          -        -        -
    EOP Unit Value                   $11.63     $10.18          -          -        -        -        -
    Number of Units                       -          -          -          -        -        -        -
--------------------------------------------------------------------------------------------------------
AST Large Cap Value
    With No Optional Benefits
    BOP Unit Value                   $10.77     $10.25      $8.99      $7.59     9.31    10.32
    EOP Unit Value                   $12.60     $10.77     $10.25      $8.99     7.59     9.31    10.32
    Number of Units                 680,203    694,885    417,314    204,589   44,419   44,212    8,596
    With LT5, HDV, and EBP
    BOP Unit Value                   $10.47          -          -          -        -        -
    EOP Unit Value                   $12.08     $10.47          -          -        -        -        -
    Number of Units                       -          -          -          -        -        -        -

---------------------------------------------------------------------------------------------------------
Sub-account                           2006       2005       2004       2003      2002     2001     2000
---------------------------------------------------------------------------------------------------------
AST T. Rowe Price Global Bond
 (1994)
    With No Optional Benefits
    BOP Unit Value                     $13.89     $14.73     $13.73     $12.32    10.84     10.7
    EOP Unit Value                     $14.58     $13.89     $14.73     $13.73    12.32    10.84    10.7
    Number of Units                   836,914    938,585    657,913    289,862   36,987   16,390     -0-
    With LT5, HDV, and EBP
    BOP Unit Value                      $9.37          -          -          -        -        -
    EOP Unit Value                      $9.70      $9.37          -          -        -        -       -
    Number of Units                         -          -          -          -        -        -       -
---------------------------------------------------------------------------------------------------------
AST Lord Abbett Bond-Debenture
 (2000)
    With No Optional Benefits
    BOP Unit Value                     $12.69     $12.71     $11.98     $10.22     10.3    10.13
    EOP Unit Value                     $13.76     $12.69     $12.71     $11.98    10.22     10.3   10.13
    Number of Units                 1,196,608  1,294,706  1,012,739    814,135   43,077   16,628     425
    With LT5, HDV, and EBP
    BOP Unit Value                      $9.87          -          -          -        -        -
    EOP Unit Value                     $10.56      $9.87          -          -        -        -       -
    Number of Units                         -          -          -          -        -        -       -
---------------------------------------------------------------------------------------------------------
AST PIMCO Total Return Bond
 (1994)
    With No Optional Benefits
    BOP Unit Value                     $13.88     $13.72     $13.23     $12.72     11.8    10.97
    EOP Unit Value                     $14.22     $13.88     $13.72     $13.23    12.72     11.8   10.97
    Number of Units                 2,004,498  1,924,370  3,074,732  2,301,863  362,294  275,317  37,918
    With LT5, HDV, and EBP
    BOP Unit Value                     $10.07          -          -          -        -        -
    EOP Unit Value                     $10.17     $10.07          -          -        -        -       -
    Number of Units                         -          -          -          -        -        -       -
---------------------------------------------------------------------------------------------------------
AST PIMCO Limited Maturity Bond
 (1995)
    With No Optional Benefits
    BOP Unit Value                     $12.22     $12.18     $12.08     $10.09    11.29    10.59
    EOP Unit Value                     $12.53     $12.22     $12.18     $12.08    10.09    11.29   10.59
    Number of Units                 2,687,532  2,996,257  2,189,975    956,856   38,260  112,948   1,940
    With LT5, HDV, and EBP
    BOP Unit Value                      $9.98          -          -          -        -        -
    EOP Unit Value                     $10.09      $9.98          -          -        -        -       -
    Number of Units                         -          -          -          -        -        -       -
---------------------------------------------------------------------------------------------------------
AST Money Market (1992)
    With No Optional Benefits
    BOP Unit Value                     $10.62     $10.46     $10.51     $10.57    10.57    10.32
    EOP Unit Value                     $10.96     $10.62     $10.46     $10.51    10.57    10.57   10.32
    Number of Units                 3,505,960  3,179,376  1,663,940  1,245,396  403,604  179,509  29,567
    With LT5, HDV, and EBP
    BOP Unit Value                     $10.02          -          -          -        -        -
    EOP Unit Value                     $10.21     $10.02          -          -        -        -       -
    Number of Units                         -          -          -          -        -        -       -
---------------------------------------------------------------------------------------------------------
Evergreen VA - International Equity
 (2000)
    With No Optional Benefits
    BOP Unit Value                     $14.10     $12.31     $10.46          -        -        -
    EOP Unit Value                     $17.15     $14.10     $12.31     $10.46        -        -       -
    Number of Units                   182,002    130,750     62,400     24,847        -        -       -
    With LT5, HDV, and EBP
    BOP Unit Value                     $10.92          -          -          -        -        -
    EOP Unit Value                     $13.09     $10.92          -          -        -        -       -
    Number of Units                         -          -          -          -        -        -       -

  ---------------------------------------------------------------------------------
  Sub-account                       2006    2005    2004    2003   2002  2001  2000
  ---------------------------------------------------------------------------------
  Evergreen VA - Omega (2000)
      With No Optional Benefits
      BOP Unit Value               $10.00   $9.75   $9.21       -  9.04     -
      EOP Unit Value               $10.47  $10.00   $9.75   $9.21     -  9.04   -
      Number of Units              19,700  18,356  26,849  15,743     -   -0-   -
      With LT5, HDV, and EBP
      BOP Unit Value               $10.53       -       -       -     -     -
      EOP Unit Value               $10.87  $10.53       -       -     -     -   -
      Number of Units                   -       -       -       -     -     -   -



 OPTIMUM FOUR - Prospectus



-----------------------------------------------------------------------------------------
Sub-account                        2006        2005        2004       2003       2002
-----------------------------------------------------------------------------------------
AST JP Morgan International
 Equity Portfolio
    With No Optional Benefits
    BOP Unit Value                  $13.84      $12.67      $11.00      $8.56
    EOP Unit Value                  $16.71      $13.84      $12.67     $11.00      $8.56
    Number of Units              4,715,269   5,621,836   3,227,381  2,415,394  2,569,506
    With LT5, HDV and EBP
    BOP Unit Value                  $10.53           -           -          -
    EOP Unit Value                  $12.55      $10.53           -          -          -
    Number of Units                      -           -           -          -          -
-----------------------------------------------------------------------------------------
AST International Growth
 formerly, AST William Blair
 International Growth (1997)
    With No Optional Benefits
    BOP Unit Value                  $17.54      $15.30      $13.39      $9.72
    EOP Unit Value                  $20.87      $17.54      $15.30     $13.39      $9.72
    Number of Units              9,628,446  12,141,522  11,265,469  5,547,558    835,523
    With LT5, HDV and EBP
    BOP Unit Value                  $11.16           -           -          -
    EOP Unit Value                  $13.10      $11.16           -          -          -
    Number of Units                      -           -           -          -          -
-----------------------------------------------------------------------------------------
AST International Value
 formerly, AST LSV International
 Value
    With No Optional Benefits
    BOP Unit Value                  $14.36      $12.84      $10.79      $8.19
    EOP Unit Value                  $18.00      $14.36      $12.84     $10.79      $8.19
    Number of Units              3,305,620   2,013,544   1,897,469  1,201,268    269,995
    With LT5, HDV and EBP
    BOP Unit Value                  $10.59           -           -          -
    EOP Unit Value                  $13.09      $10.59           -          -          -
    Number of Units                      -           -           -          -          -
-----------------------------------------------------------------------------------------
AST Small Cap Growth
    With No Optional Benefits
    BOP Unit Value                   $9.04       $9.05       $9.89      $6.92
    EOP Unit Value                  $10.01       $9.04       $9.05      $9.89      $6.92
    Number of Units              1,867,490   2,134,730   2,242,129  3,292,593  1,970,250
    With LT5, HDV and EBP
    BOP Unit Value                  $10.31           -           -          -
    EOP Unit Value                  $11.27      $10.31           -          -          -
    Number of Units                      -           -           -          -          -

------------------------------------------------------------------------------------------
Sub-account                        2006        2005        2004        2003       2002
------------------------------------------------------------------------------------------
AST Neuberger Berman Small-Cap
 Growth
 formerly, AST DeAM Small-Cap
 Growth (1999)
    With No Optional Benefits
    BOP Unit Value                  $11.83      $11.98      $11.13       $7.67
    EOP Unit Value                  $12.53      $11.83      $11.98      $11.13      $7.67
    Number of Units              1,174,654   1,385,430   1,618,719   1,682,193    639,695
    With LT5, HDV and EBP
    BOP Unit Value                  $10.20           -           -           -
    EOP Unit Value                  $10.66      $10.20           -           -          -
    Number of Units                      -           -           -           -          -
------------------------------------------------------------------------------------------
AST Federated Aggressive Growth
 (2000)
    With No Optional Benefits
    BOP Unit Value                  $16.60      $15.42      $12.74       $7.64
    EOP Unit Value                  $18.43      $16.60      $15.42      $12.74      $7.64
    Number of Units              4,641,175   5,464,856   4,808,453   3,085,373  1,255,415
    With LT5, HDV and EBP
    BOP Unit Value                  $10.84           -           -           -
    EOP Unit Value                  $11.87      $10.84           -           -          -
    Number of Units                      -           -           -           -          -
------------------------------------------------------------------------------------------
AST Small-Cap Value (1997)
    With No Optional Benefits
    BOP Unit Value                  $14.91      $14.22      $12.42       $9.30
    EOP Unit Value                  $17.61      $14.91      $14.22      $12.42      $9.30
    Number of Units              9,098,178  11,285,282  10,785,030  10,183,346  6,141,523
    With LT5, HDV and EBP
    BOP Unit Value                  $10.53           -           -           -
    EOP Unit Value                  $12.26      $10.53           -           -          -
    Number of Units                      -           -           -           -          -
------------------------------------------------------------------------------------------
AST Goldman Sachs Mid-Cap
 Growth (2000)
    With No Optional Benefits
    BOP Unit Value                  $12.16      $11.80      $10.31       $7.97
    EOP Unit Value                  $12.71      $12.16      $11.80      $10.31      $7.97
    Number of Units              4,189,111   5,391,424   4,375,813   3,027,057  1,273,118
    With LT5, HDV and EBP
    BOP Unit Value                  $10.46           -           -           -
    EOP Unit Value                  $10.78      $10.46           -           -          -
    Number of Units                      -           -           -           -          -
------------------------------------------------------------------------------------------
AST Neuberger Berman Mid-Cap
 Value (1993)
    With No Optional Benefits
    BOP Unit Value                  $15.99      $14.51      $12.01       $8.96
    EOP Unit Value                  $17.42      $15.99      $14.51      $12.01      $8.96
    Number of Units              9,574,218  12,260,007  11,461,684   8,530,129  5,118,558
    With LT5, HDV and EBP
    BOP Unit Value                  $10.76           -           -           -
    EOP Unit Value                  $11.56      $10.76           -           -          -
    Number of Units                      -           -           -           -          -

--------------------------------------------------------------------------------------------
Sub-account                         2006        2005        2004        2003        2002
--------------------------------------------------------------------------------------------
AST T. Rowe Price Large-Cap
 Growth
    With No Optional Benefits
    BOP Unit Value                   $10.81       $9.44       $9.08       $7.46
    EOP Unit Value                   $11.23      $10.81       $9.44       $9.08       $7.46
    Number of Units               4,132,529   3,925,740   2,378,881   2,098,873   1,869,353
    With LT5, HDV and EBP
    BOP Unit Value                   $11.98           -           -           -
    EOP Unit Value                   $12.28      $11.98           -           -           -
    Number of Units                       -           -           -           -           -
--------------------------------------------------------------------------------------------
AST MFS Growth (1999)
    With No Optional Benefits
    BOP Unit Value                   $10.43       $9.97       $9.16       $7.58
    EOP Unit Value                   $11.25      $10.43       $9.97       $9.16       $7.58
    Number of Units               4,572,301   5,915,443   4,529,834   4,784,269   2,930,432
    With LT5, HDV and EBP
    BOP Unit Value                   $10.64           -           -           -
    EOP Unit Value                   $11.32      $10.64           -           -           -
    Number of Units                       -           -           -           -           -
--------------------------------------------------------------------------------------------
AST Marsico Capital Growth
 (1997)
    With No Optional Benefits
    BOP Unit Value                   $12.88      $12.26      $10.78       $8.32
    EOP Unit Value                   $13.59      $12.88      $12.26      $10.78       $8.32
    Number of Units              26,497,526  32,140,125  28,117,310  20,138,164  10,144,317
    With LT5, HDV and EBP
    BOP Unit Value                   $10.78           -           -           -
    EOP Unit Value                   $11.21      $10.78           -           -           -
    Number of Units                       -           -           -           -           -
--------------------------------------------------------------------------------------------
AST AllianceBernstein Core
 Value (2001)
    With No Optional Benefits
    BOP Unit Value                   $12.86      $12.39      $11.06       $8.76
    EOP Unit Value                   $15.34      $12.86      $12.39      $11.06       $8.76
    Number of Units               5,318,094   4,311,857   4,643,022   3,621,862   6,005,922
    With LT5, HDV and EBP
    BOP Unit Value                   $10.20           -           -           -
    EOP Unit Value                   $12.00      $10.20           -           -           -
    Number of Units                       -           -           -           -           -
--------------------------------------------------------------------------------------------
AST AllianceBernstein Growth
 & Income (1992)
    With No Optional Benefits
    BOP Unit Value                   $11.81      $11.46      $10.50       $8.06
    EOP Unit Value                   $13.62      $11.81      $11.46      $10.50       $8.06
    Number of Units              23,350,650  31,190,346  25,850,506  21,264,670   6,667,373
    With LT5, HDV and EBP
    BOP Unit Value                   $10.15           -           -           -
    EOP Unit Value                   $11.55      $10.15           -           -           -
    Number of Units                       -           -           -           -           -

--------------------------------------------------------------------------------------------
Sub-account                         2006        2005        2004        2003        2002
--------------------------------------------------------------------------------------------
AST Large Cap Value
    With No Optional Benefits
    BOP Unit Value                   $11.69      $11.17       $9.83       $8.34
    EOP Unit Value                   $13.62      $11.69      $11.17       $9.83       $8.34
    Number of Units               5,568,043   5,245,455   3,717,848   2,647,064   2,110,071
    With LT5, HDV and EBP
    BOP Unit Value                   $10.44           -           -           -
    EOP Unit Value                   $11.99      $10.44           -           -           -
    Number of Units                       -           -           -           -           -
--------------------------------------------------------------------------------------------
AST T. Rowe Price Global Bond
 (1994)
    With No Optional Benefits
    BOP Unit Value                   $12.64      $13.45      $12.59      $11.34
    EOP Unit Value                   $13.21      $12.64      $13.45      $12.59      $11.34
    Number of Units               6,093,700   6,261,824   4,717,822   2,962,471   1,739,313
    With LT5, HDV and EBP
    BOP Unit Value                    $9.34           -           -           -
    EOP Unit Value                    $9.63       $9.34           -           -           -
    Number of Units                       -           -           -           -           -
--------------------------------------------------------------------------------------------
AST Lord Abbett
 Bond-Debenture (2000)
    With No Optional Benefits
    BOP Unit Value                   $12.20      $12.26      $11.61       $9.94
    EOP Unit Value                   $13.17      $12.20      $12.26      $11.61       $9.94
    Number of Units              10,147,675  12,427,806   8,369,008   7,751,236   4,146,530
    With LT5, HDV and EBP
    BOP Unit Value                    $9.84           -           -           -
    EOP Unit Value                   $10.48       $9.84           -           -           -
    Number of Units                       -           -           -           -           -
--------------------------------------------------------------------------------------------
AST PIMCO Total Return Bond
 (1994)
    With No Optional Benefits
    BOP Unit Value                   $11.40      $11.31      $10.95      $10.57
    EOP Unit Value                   $11.63      $11.40      $11.31      $10.95      $10.57
    Number of Units              21,700,661  22,436,395  33,208,757  26,287,388  20,544,075
    With LT5, HDV and EBP
    BOP Unit Value                   $10.04           -           -           -
    EOP Unit Value                   $10.10      $10.04           -           -           -
    Number of Units                       -           -           -           -           -
--------------------------------------------------------------------------------------------
AST PIMCO Limited Maturity
 Bond (1995)
    With No Optional Benefits
    BOP Unit Value                   $10.54      $10.55      $10.51      $10.34
    EOP Unit Value                   $10.76      $10.54      $10.55      $10.51      $10.34
    Number of Units              22,394,558  28,031,653  21,299,789  15,242,856  11,274,642
    With LT5, HDV and EBP
    BOP Unit Value                    $9.94           -           -           -
    EOP Unit Value                   $10.01       $9.94           -           -           -
    Number of Units                       -           -           -           -           -
--------------------------------------------------------------------------------------------
AST Money Market (1992)
    With No Optional Benefits
    BOP Unit Value                    $9.88       $9.78       $9.86       $9.96
    EOP Unit Value                   $10.16       $9.88       $9.78       $9.86       $9.96
    Number of Units              46,325,237  42,442,274  29,870,585  32,730,501  36,255,772
    With LT5, HDV and EBP
    BOP Unit Value                    $9.99           -           -           -
    EOP Unit Value                   $10.13       $9.99           -           -           -
    Number of Units                       -           -           -           -           -

-----------------------------------------------------------------------------------------
Sub-account                                  2006      2005     2004     2003     2002
-----------------------------------------------------------------------------------------
Evergreen VA - International Equity (2000)
    With No Optional Benefits
    BOP Unit Value                            $15.59   $13.66   $11.65    $8.15
    EOP Unit Value                            $18.88   $15.59   $13.66   $11.65    $8.15
    Number of Units                        1,081,552  689,816  414,631  189,143  113,389
    With LT5, HDV and EBP
    BOP Unit Value                            $10.88        -        -        -
    EOP Unit Value                            $13.00   $10.88        -        -        -
    Number of Units                                -        -        -        -        -
-----------------------------------------------------------------------------------------
Evergreen VA - Omega (2000)
    With No Optional Benefits
    BOP Unit Value                            $11.53   $11.29   $10.71    $7.78
    EOP Unit Value                            $12.03   $11.53   $11.29   $10.71    $7.78
    Number of Units                          241,307  281,775  570,123  404,789   39,943
    With LT5, HDV and EBP
    BOP Unit Value                            $10.50        -        -        -
    EOP Unit Value                            $10.79   $10.50        -        -        -
    Number of Units                                -        -        -        -        -



 OPTIMUM PLUS - Prospectus



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Sub-account                        2006        2005        2004       2003       2002
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AST JP Morgan International
 Equity Portfolio
    With No Optional Benefits
    BOP Unit Value                  $13.84      $12.67      $11.00      $8.56
    EOP Unit Value                  $16.71      $13.84      $12.67     $11.00      $8.56
    Number of Units              4,715,269   5,621,836   3,227,381  2,415,394  2,569,506
    With LT5, HDV, and EBP
    BOP Unit Value                  $10.53           -           -          -
    EOP Unit Value                  $12.55      $10.53           -          -          -
    Number of Units                      -           -           -          -          -
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AST International Growth
 formerly, AST William Blair
 International Growth (1997)
    With No Optional Benefits
    BOP Unit Value                  $17.54      $15.30      $13.39      $9.72
    EOP Unit Value                  $20.87      $17.54      $15.30     $13.39      $9.72
    Number of Units              9,628,446  12,141,522  11,265,469  5,547,558    835,523
    With LT5, HDV, and EBP
    BOP Unit Value                  $11.16           -           -          -
    EOP Unit Value                  $13.10      $11.16           -          -          -
    Number of Units                      -           -           -          -          -
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AST International Value
 formerly, AST LSV International
 Value
    With No Optional Benefits
    BOP Unit Value                  $14.36      $12.84      $10.79      $8.19
    EOP Unit Value                  $18.00      $14.36      $12.84     $10.79      $8.19
    Number of Units              3,305,620   2,013,544   1,897,469  1,201,268    269,995
    With LT5, HDV, and EBP
    BOP Unit Value                  $10.59           -           -          -
    EOP Unit Value                  $13.09      $10.59           -          -          -
    Number of Units                      -           -           -          -          -
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AST Small Cap Growth
    With No Optional Benefits
    BOP Unit Value                   $9.04       $9.05       $9.89      $6.92
    EOP Unit Value                  $10.01       $9.04       $9.05      $9.89      $6.92
    Number of Units              1,867,490   2,134,730   2,242,129  3,292,593  1,970,250
    With LT5, HDV, and EBP
    BOP Unit Value                  $10.31           -           -          -
    EOP Unit Value                  $11.27      $10.31           -          -          -
    Number of Units                      -           -           -          -          -

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Sub-account                        2006        2005        2004        2003       2002
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AST Neuberger Berman Small-Cap
 Growth
 formerly, AST DeAM Small-Cap
 Growth (1999)
    With No Optional Benefits
    BOP Unit Value                  $11.83      $11.98      $11.13       $7.67
    EOP Unit Value                  $12.53      $11.83      $11.98      $11.13      $7.67
    Number of Units              1,174,654   1,385,430   1,618,719   1,682,193    639,695
    With LT5, HDV, and EBP
    BOP Unit Value                  $10.20           -           -           -
    EOP Unit Value                  $10.66      $10.20           -           -          -
    Number of Units                      -           -           -           -          -
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AST Federated Aggressive Growth
 (2000)
    With No Optional Benefits
    BOP Unit Value                  $16.60      $15.42      $12.74       $7.64
    EOP Unit Value                  $18.43      $16.60      $15.42      $12.74      $7.64
    Number of Units              4,641,175   5,464,856   4,808,453   3,085,373  1,255,415
    With LT5, HDV, and EBP
    BOP Unit Value                  $10.84           -           -           -
    EOP Unit Value                  $11.87      $10.84           -           -          -
    Number of Units                      -           -           -           -          -
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AST Small-Cap Value (1997)
    With No Optional Benefits
    BOP Unit Value                  $14.91      $14.22      $12.42       $9.30
    EOP Unit Value                  $17.61      $14.91      $14.22      $12.42      $9.30
    Number of Units              9,098,178  11,285,282  10,785,030  10,183,346  6,141,523
    With LT5, HDV, and EBP
    BOP Unit Value                  $10.53           -           -           -
    EOP Unit Value                  $12.26      $10.53           -           -          -
    Number of Units                      -           -           -           -          -
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AST Goldman Sachs Mid-Cap
 Growth (2000)
    With No Optional Benefits
    BOP Unit Value                  $12.16      $11.80      $10.31       $7.97
    EOP Unit Value                  $12.71      $12.16      $11.80      $10.31      $7.97
    Number of Units              4,189,111   5,391,424   4,375,813   3,027,057  1,273,118
    With LT5, HDV, and EBP
    BOP Unit Value                  $10.46           -           -           -
    EOP Unit Value                  $10.78      $10.46           -           -          -
    Number of Units                      -           -           -           -          -
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AST Neuberger Berman Mid-Cap
 Value (1993)
    With No Optional Benefits
    BOP Unit Value                  $15.99      $14.51      $12.01       $8.96
    EOP Unit Value                  $17.42      $15.99      $14.51      $12.01      $8.96
    Number of Units              9,574,218  12,260,007  11,461,684   8,530,129  5,118,558
    With LT5, HDV, and EBP
    BOP Unit Value                  $10.76           -           -           -
    EOP Unit Value                  $11.56      $10.76           -           -          -
    Number of Units                      -           -           -           -          -
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AST T. Rowe Price Large-Cap
 Growth
    With No Optional Benefits
    BOP Unit Value                  $10.81       $9.44       $9.08       $7.46
    EOP Unit Value                  $11.23      $10.81       $9.44       $9.08      $7.46
    Number of Units              4,132,529   3,925,740   2,378,881   2,098,873  1,869,353
    With LT5, HDV, and EBP
    BOP Unit Value                  $11.98           -           -           -
    EOP Unit Value                  $12.28      $11.98           -           -          -
    Number of Units                      -           -           -           -          -

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Sub-account                         2006        2005        2004        2003        2002
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AST MFS Growth (1999)
    With No Optional Benefits
    BOP Unit Value                   $10.43       $9.97       $9.16       $7.58
    EOP Unit Value                   $11.25      $10.43       $9.97       $9.16       $7.58
    Number of Units               4,572,301   5,915,443   4,529,834   4,784,269   2,930,432
    With LT5, HDV, and EBP
    BOP Unit Value                   $10.64           -           -           -
    EOP Unit Value                   $11.32      $10.64           -           -           -
    Number of Units                       -           -           -           -           -
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AST Marsico Capital Growth
 (1997)
    With No Optional Benefits
    BOP Unit Value                   $12.88      $12.26      $10.78       $8.32
    EOP Unit Value                   $13.59      $12.88      $12.26      $10.78       $8.32
    Number of Units              26,497,526  32,140,125  28,117,310  20,138,164  10,144,317
    With LT5, HDV, and EBP
    BOP Unit Value                   $10.78           -           -           -
    EOP Unit Value                   $11.21      $10.78           -           -           -
    Number of Units                       -           -           -           -           -
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AST AllianceBernstein Core
 Value (2001)
    With No Optional Benefits
    BOP Unit Value                   $12.86      $12.39      $11.06       $8.76
    EOP Unit Value                   $15.34      $12.86      $12.39      $11.06       $8.76
    Number of Units               5,318,094   4,311,857   4,643,022   3,621,862   6,005,922
    With LT5, HDV, and EBP
    BOP Unit Value                   $10.20           -           -           -
    EOP Unit Value                   $12.00      $10.20           -           -           -
    Number of Units                       -           -           -           -           -
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AST AllianceBernstein
 Growth & Income (1992)
    With No Optional Benefits
    BOP Unit Value                   $11.81      $11.46      $10.50       $8.06
    EOP Unit Value                   $13.62      $11.81      $11.46      $10.50       $8.06
    Number of Units              23,350,650  31,190,346  25,850,506  21,264,670   6,667,373
    With LT5, HDV, and EBP
    BOP Unit Value                   $10.15           -           -           -
    EOP Unit Value                   $11.55      $10.15           -           -           -
    Number of Units                       -           -           -           -           -
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AST Large Cap Value
    With No Optional Benefits
    BOP Unit Value                   $11.69      $11.17       $9.83       $8.34
    EOP Unit Value                   $13.62      $11.69      $11.17       $9.83       $8.34
    Number of Units               5,568,043   5,245,455   3,717,848   2,647,064   2,110,071
    With LT5, HDV, and EBP
    BOP Unit Value                   $10.44           -           -           -
    EOP Unit Value                   $11.99      $10.44           -           -           -
    Number of Units                       -           -           -           -           -
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AST T. Rowe Price Global Bond
 (1994)
    With No Optional Benefits
    BOP Unit Value                   $12.64      $13.45      $12.59      $11.34
    EOP Unit Value                   $13.21      $12.64      $13.45      $12.59      $11.34
    Number of Units               6,093,700   6,261,824   4,717,822   2,962,471   1,739,313
    With LT5, HDV, and EBP
    BOP Unit Value                    $9.34           -           -           -
    EOP Unit Value                    $9.63       $9.34           -           -           -
    Number of Units                       -           -           -           -           -

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Sub-account                         2006        2005        2004        2003        2002
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AST Lord Abbett
 Bond-Debenture (2000)
    With No Optional Benefits
    BOP Unit Value                   $12.20      $12.26      $11.61       $9.94
    EOP Unit Value                   $13.17      $12.20      $12.26      $11.61       $9.94
    Number of Units              10,147,675  12,427,806   8,369,008   7,751,236   4,146,530
    With LT5, HDV, and EBP
    BOP Unit Value                    $9.84           -           -           -
    EOP Unit Value                   $10.48       $9.84           -           -           -
    Number of Units                       -           -           -           -           -
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AST PIMCO Total Return Bond
 (1994)
    With No Optional Benefits
    BOP Unit Value                   $11.40      $11.31      $10.95      $10.57
    EOP Unit Value                   $11.63      $11.40      $11.31      $10.95      $10.57
    Number of Units              21,700,661  22,436,395  33,208,757  26,287,388  20,544,075
    With LT5, HDV, and EBP
    BOP Unit Value                   $10.04           -           -           -
    EOP Unit Value                   $10.10      $10.04           -           -           -
    Number of Units                       -           -           -           -           -
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AST PIMCO Limited Maturity
 Bond (1995)
    With No Optional Benefits
    BOP Unit Value                   $10.54      $10.55      $10.51      $10.34
    EOP Unit Value                   $10.76      $10.54      $10.55      $10.51      $10.34
    Number of Units              22,394,558  28,031,653  21,299,789  15,242,856  11,274,642
    With LT5, HDV, and EBP
    BOP Unit Value                    $9.94           -           -           -
    EOP Unit Value                   $10.01       $9.94           -           -           -
    Number of Units                       -           -           -           -           -
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AST Money Market (1992)
    With No Optional Benefits
    BOP Unit Value                    $9.88       $9.78       $9.86       $9.96
    EOP Unit Value                   $10.16       $9.88       $9.78       $9.86       $9.96
    Number of Units              46,325,237  42,442,274  29,870,585  32,730,501  36,255,772
    With LT5, HDV, and EBP
    BOP Unit Value                    $9.99           -           -           -
    EOP Unit Value                   $10.13       $9.99           -           -           -
    Number of Units                       -           -           -           -           -
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Evergreen VA - International
 Equity (2000)
    With No Optional Benefits
    BOP Unit Value                   $15.59      $13.66      $11.65       $8.15
    EOP Unit Value                   $18.88      $15.59      $13.66      $11.65       $8.15
    Number of Units               1,081,552     689,816     414,631     189,143     113,389
    With LT5, HDV, and EBP
    BOP Unit Value                   $10.88           -           -           -
    EOP Unit Value                   $13.00      $10.88           -           -           -
    Number of Units                       -           -           -           -           -
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Evergreen VA - Omega (2000)
    With No Optional Benefits
    BOP Unit Value                   $11.53      $11.29      $10.71       $7.78
    EOP Unit Value                   $12.03      $11.53      $11.29      $10.71       $7.78
    Number of Units                 241,307     281,775     570,123     404,789      39,943
    With LT5, HDV, and EBP
    BOP Unit Value                   $10.50           -           -           -
    EOP Unit Value                   $10.79      $10.50           -           -           -
    Number of Units                       -           -           -           -           -

              APPENDIX B - CALCULATION OF OPTIONAL DEATH BENEFITS

 Examples of Enhanced Beneficiary Protection Optional Death Benefit Calculation The following are examples of how the Enhanced Beneficiary Protection Optional Death Benefit is calculated. Each example assumes that a $50,000 initial Purchase Payment is made. Each example assumes that there is one Owner who is age 50 on the Issue Date and that all Account Value is maintained in the variable investment options. The formula for determining the Enhanced Beneficiary Protection Optional Death Benefit is as follows:

                             Growth =  Account Value of variable investment   minus   Purchase Payments -
                                        options plus Interim Value of Fixed         proportional withdrawals
                                           Allocations (no MVA applies)

 Example with market increase
 Assume that the Owner has made no withdrawals and that the Account Value has been increasing due to positive market performance. On the date we receive due proof of death, the Account Value is $75,000. The basic Death Benefit is calculated as Purchase Payments minus proportional withdrawals, or Account Value, which ever is greater. Therefore, the basic Death Benefit is equal to $75,000. The Enhanced Beneficiary Protection Optional Death Benefit is equal to the amount payable under the basic Death Benefit ($75,000) PLUS 40% of the "Growth" under the Annuity.

                      Growth   =$75,000 - [$50,000 - $0]
                               =$25,000

       Benefit Payable under Enhanced Beneficiary Protection Optional Death Benefit = 40% of Growth

                                  =$25,000 * 0.40
                                  =$10,000

       Benefit Payable under Basic Death Benefit PLUS Enhanced Beneficiary Protection Optional Death Benefit

                                     =$85,000

 Examples with market decline
 Assume that the Owner has made no withdrawals and that the Account Value has been decreasing due to declines in market performance. On the date we receive due proof of death, the Account Value is $45,000. The basic Death Benefit is calculated as Purchase Payments minus proportional withdrawals, or Account Value, which ever is greater. Therefore, the basic Death Benefit is equal to $50,000. The Enhanced Beneficiary Protection Optional Death Benefit is equal to the amount payable under the basic Death Benefit ($50,000) PLUS the "Growth" under the Annuity.

                      Growth   =$45,000 - [$50,000 - $0]
                               =$-5,000

       Benefit Payable under Enhanced Beneficiary Protection Optional Death Benefit = 40% of Growth
                NO BENEFIT IS PAYABLE

       Benefit Payable under Basic Death Benefit PLUS Enhanced Beneficiary Protection Optional Death Benefit

                                     =$50,000

 In this example you would receive no additional benefit from purchasing the Enhanced Beneficiary Protection Optional Death Benefit.

 Example with market increase and withdrawals
 Assume that the Account Value has been increasing due to positive market performance and the Owner made a withdrawal of $15,000 in Annuity Year 5 when the Account Value was $75,000. On the date we receive due proof of death, the Account Value is $90,000. The basic Death Benefit is calculated as Purchase Payments minus proportional withdrawals, or Account Value, which ever is greater. Therefore, the basic Death Benefit is equal to $90,000. The Enhanced Beneficiary Protection Optional Death Benefit is equal to the amount payable under the basic Death Benefit ($90,000) PLUS 40% of the "Growth" under the Annuity.

          Growth   =$90,000 - [$50,000 - ($50,000 * $15,000/$75,000)]
                   =$90,000 - [$50,000 - $10,000]
                   =$90,000 - $40,000
                   =$50,000

       Benefit Payable under Enhanced Beneficiary Protection Optional Death Benefit = 40% of Growth

                                  =$50,000 * 0.40
                                  =$20,000

       Benefit Payable under Basic Death Benefit PLUS Enhanced Beneficiary Protection Optional Death Benefit

                                     =$110,000

 Examples of Highest Anniversary Value Death Benefit Calculation
 The following are examples of how the Highest Anniversary Value Death Benefit is calculated. Each example assumes an initial Purchase Payment of $50,000. Each example assumes that there is one Owner who is age 70 on the Issue Date and that all Account Value is maintained in the variable investment options.

 Example with market increase and death before Death Benefit Target Date
 Assume that the Owner's Account Value has generally been increasing due to positive market performance and that no withdrawals have been made. On the date we receive due proof of death, the Account Value is $75,000; however, the Anniversary Value on the 5/th/ anniversary of the Issue Date was $90,000. Assume as well that the Owner has died before the Death Benefit Target Date. The Death Benefit is equal to the greater of the Highest Anniversary Value or the basic Death Benefit. The Death Benefit would be the Highest Anniversary Value ($90,000) because it is greater than the amount that would have been payable under the basic Death Benefit ($75,000).

 Example with withdrawals
 Assume that the Account Value has been increasing due to positive market performance and the Owner made a withdrawal of $15,000 in Annuity Year 7 when the Account Value was $75,000. On the date we receive due proof of death, the Account Value is $80,000; however, the Anniversary Value on the 5/th/ anniversary of the Issue Date was $90,000. Assume as well that the Owner has died before the Death Benefit Target Date. The Death Benefit is equal to the greater of the Highest Anniversary Value or the basic Death Benefit.

      Highest Anniversary Value   =$90,000 - [$90,000 * $15,000/$75,000]
                                  =$90,000 - $18,000
                                  =$72,000

  Basic Death Benefit   =max [$80,000, $50,000 - ($50,000 * $15,000/$75,000)]
                        =max [$80,000, $40,000]
                        =$80,000

 The Death Benefit therefore is $80,000.

 Example with death after Death Benefit Target Date
 Assume that the Owner's Account Value has generally been increasing due to positive market performance and that no withdrawals had been made prior to the Death Benefit Target Date. Further assume that the Owner dies after the Death Benefit Target Date, when the Account Value is $75,000. The Highest Anniversary Value on the Death Benefit Target Date was $80,000; however, following the Death Benefit Target Date, the Owner made a Purchase Payment of $15,000 and later had taken a withdrawal of $5,000 when the Account Value was $70,000. The Death Benefit is equal to the greater of the Highest Anniversary Value plus Purchase Payments minus proportional withdrawals after the Death Benefit Target Date or the basic Death Benefit.

Highest Anniversary Value   =$80,000 + $15,000 - [($ 80,000 + $15,000) * $5,000/$70,000]
                            =$80,000 + $15,000 - $6,786
                            =$88,214

Basic Death Benefit   =max [$75,000, ($50,000 + $15,000) - {($50,000 + $15,000) * $5,000/$70,000}]
                      =max [$75,000, $60,357]
                      =$75,000

 The Death Benefit therefore is $88,214.

 Examples of Combination 5% Roll-up and Highest Anniversary Value Death Benefit Calculation
 The following are examples of how the Combination 5% Roll-Up and Highest Anniversary Value Death Benefit are calculated. Each example assumes an initial Purchase Payment of $50,000. Each example assumes that there is one Owner who is age 70 on the Issue Date and that all Account Value is maintained in the variable investment options.

 Example with market increase and death before Death Benefit Target Date
 Assume that the Owner's Account Value has generally been increasing due to positive market performance and that no withdrawals have been made. On the 7/th/ anniversary of the Issue Date we receive due proof of death, at which time the Account Value is $75,000; however, the Anniversary Value on the 5/th/ anniversary of the Issue Date was $90,000. Assume as well that the Owner has died before the Death Benefit Target Date. The Roll-Up Value is equal to initial Purchase Payment accumulated at 5% for 6 years, or $67,005. The Death Benefit is equal to the greatest of the Roll-Up Value, Highest Anniversary Value or the basic Death Benefit. The Death Benefit would be the Highest Anniversary Value ($90,000) because it is greater than both the Roll-Up Value ($67,005) and the amount that would have been payable under the basic Death Benefit ($75,000).

 Example with withdrawals
 Assume that the Owner made a withdrawal of $5,000 on the 6/th/ anniversary of the Issue Date when the Account Value was $45,000. The Roll-Up Value on the 6/th/ anniversary of the Issue Date is equal to initial Purchase Payment accumulated at 5% for 6 years, or $67,005. The 5% Dollar-for-Dollar Withdrawal Limit for the 7/th/ annuity year is equal to 5% of the Roll-Up Value as of the 6/th/ anniversary of the Issue Date, or $3,350. Therefore, the remaining $1,650 of the withdrawal results in a proportional reduction to the Roll-Up Value. On the 7/th/ anniversary of the Issue Date we receive due proof of death, at which time the Account Value is $43,000; however, the Anniversary Value on the 2/nd/ anniversary of the Issue Date was $70,000. Assume as well that the Owner has died before the Death Benefit Target Date. The Death Benefit is equal to the greatest of the Roll-Up Value, Highest Anniversary Value or the basic Death Benefit.


Roll-Up Value   ={(67,005 - $3,350) - [($67,005 - $3,350) * $1,650/($45,000 - $3,350)]} * 1.05
                =($63,655 - $2,522) * 1.05
                =$64,190

       Highest Anniversary Value   =$70,000 - [$70,000 * $5,000/$45,000]
                                   =$70,000 - $7,778
                                   =$62,222

  Basic Death Benefit   =max [$43,000, $50,000 - ($50,000 * $5,000/$45,000)]
                        =max [$43,000, $44,444]
                        =$44,444

 The Death Benefit therefore is $64,190.

 Example with death after Death Benefit Target Date

 Assume that the Owner has not made any withdrawals prior to the Death Benefit Target Date. Further assume that the Owner dies after the Death Benefit Target Date, when the Account Value is $75,000. The Roll-Up Value on the Death Benefit Target Date (the contract anniversary on or following the Owner's 80/th/ birthday) is equal to initial Purchase Payment accumulated at 5% for 10 years, or $81,445. The Highest Anniversary Value on the Death Benefit Target Date was $85,000; however, following the Death Benefit Target Date, the Owner made a Purchase Payment of $15,000 and later had taken a withdrawal of $5,000 when the Account Value was $70,000. The Death Benefit is equal to the greatest of the Roll-Up Value, Highest Anniversary Value or the basic Death Benefit as of the Death Benefit Target Date; each increased by subsequent Purchase Payments and reduced proportionally for subsequent withdrawals.


  Roll-Up Value   =$81,445 + $15,000 - [($81,445 + 15,000) * $5,000/$70,000]
                  =$81,445 + $15,000 - $6,889
                  =$89,556

Highest Anniversary Value   =$85,000 + $15,000 - [($85,000 + 15,000) * $5,000/$70,000]
                            =$85,000 + $15,000 - $7,143
                            =$92,857

Basic Death Benefit   =max [$75,000, $50,000 + $15,000 - {(50,000 + $15,000) * $5,000/$70,000}]
                      =max [$75,000, $60,357]
                      =$75,000

 The Death Benefit therefore is $92,857.

 Examples of Highest Daily Value Death Benefit Calculation
 The following are examples of how the HDV Death Benefit is calculated. Each example assumes an initial Purchase Payment of $50,000. Each example assumes that there is one Owner who is age 70 on the Issue Date.

 Example with market increase and death before Death Benefit Target Date
 Assume that the Owner's Account Value has generally been increasing due to positive market performance and that no withdrawals have been made. On the date we receive due proof of death, the Account Value is $75,000; however, the Highest Daily Value was $90,000. Assume as well that the Owner has died before the Death Benefit Target Date. The Death Benefit is equal to the greater of the Highest Daily Value or the basic Death Benefit. The Death Benefit would be the HDV ($90,000) because it is greater than the amount that would have been payable under the basic Death Benefit ($75,000).

 Example with withdrawals
 Assume that the Account Value has been increasing due to positive market performance and the Owner made a withdrawal of $15,000 in Annuity Year 7 when the Account Value was $75,000. On the date we receive due proof of death, the Account Value is $80,000; however, the Highest Daily Value ($90,000) was attained during the fifth Annuity Year. Assume as well that the Owner has died before the Death Benefit Target Date. The Death Benefit is equal to the greater of the Highest Daily Value (proportionally reduced by the subsequent withdrawal) or the basic Death Benefit.

         Highest Daily Value   =$90,000 - [$90,000 * $15,000/$75,000]
                               =$90,000 - $18,000
                               =$72,000

  Basic Death Benefit   =max [$80,000, $50,000 - ($50,000 * $15,000/$75,000)]
                        =max [$80,000, $40,000]
                        =$80,000

 The Death Benefit therefore is $80,000.

       APPENDIX C - ADDITIONAL INFORMATION ON ASSET ALLOCATION PROGRAMS

 PROGRAM RULES

  . You can elect an asset allocation program provided by Linsco/Private Ledger, Corp, ("LPL"), the firm selling the Annuity. Under the program, the Sub-accounts for each asset class in each model portfolio are designated based on LPL's evaluation of available Sub-accounts. If you elect the Highest Daily Lifetime Five Benefit ("HD5"), the Lifetime Five Benefit ("LT5"), Spousal Lifetime Five Benefit ("SLT5") or the Highest Daily Value Death Benefit ("HDV"), you must enroll in one of the eligible model portfolios. Asset allocation is a sophisticated method of diversification that allocates assets among asset classes in order to manage investment risk and potentially enhance returns over the long term. However, asset allocation does not guarantee a profit or protect against a loss.

  . American Skandia does not design the program or the models, and it is not responsible for the program or the models. American Skandia does not provide investment advice and is responsible only for administering the model you select.

  . Please see your program materials for a detailed description of LPL's asset allocation program including the available model portfolios. You can obtain these materials from your LPL Financial Professional.


 HOW THE ASSET ALLOCATION PROGRAM WORKS

  . Amounts will automatically be allocated in accordance with the percentages and to Sub-accounts indicated for the model portfolio that you choose with your LPL Financial Professional. If you allocate your Account Value or transfer your Account Value among any Sub-accounts that are outside of your model portfolio, we will allocate these amounts according to the allocation percentages of the applicable model portfolio upon the next rebalancing. You may only choose one model portfolio at a time. When you enroll in the asset allocation program and upon each rebalance thereafter, 100% of your Account Value allocated to the variable Sub-accounts will be allocated to the asset allocation program. Any Account Value not invested in the Sub-accounts will not be part of the program.


  . Additional Purchase Payments: Unless otherwise requested, any additional Purchase Payments applied to the variable Sub-accounts in the Annuity will be allocated to the Sub-accounts according to the allocation percentages for the model portfolio you choose. Allocation of additional Purchase Payments outside of your model portfolio but into a Sub-account, will be reallocated according to the allocation percentages of the applicable model portfolio upon the next rebalancing.

  . Rebalancing Your Model Portfolio: Changes in the value of the Sub-account will cause your Account Value allocated to the Sub-accounts to vary from the percentage allocations of the model portfolio you select. By selecting the asset allocation program, you have directed us to periodically (e.g., quarterly) rebalance your Account Value allocated to the Sub-accounts in accordance with the percentage allocations assigned to each Sub-account within your model portfolio at the time you elected the program or as later modified with your consent. Some asset allocation programs will only require that a rebalancing occur when the percent of your Account Value allocated to the Sub-accounts are outside of the acceptable range permitted under such asset allocation program. Note -- Any Account Value not invested in the Sub-accounts will not be affected by any rebalance.


  . Owner Changes in Choice of Model Portfolio: Generally, you may change from the model portfolio that you have elected to any other currently available model portfolio at any time. The change will be implemented on the date we receive all required information in the manner that is then permitted or required. Restrictions and limitations may apply, see LPL program materials for details.


 TERMINATION OR MODIFICATION OF THE ASSET ALLOCATION PROGRAM:

  . You may request to terminate your asset allocation program at any time unless you have elected an optional benefit that requires that you maintain your Account Value in the asset allocation program. Any termination will be effective on the date that American Skandia receives your termination request in good order. If you move your account from LPL to another service provider and decide to terminate your asset allocation and you have elected HD5, LT5, SLT5 or HDV, termination of your asset allocation program must coincide with enrollment in a then currently available and approved asset allocation program or other approved option. LPL reserves the right to terminate or modify the asset allocation program at any time. American Skandia reserves the right to change the way in which we administer the program and to terminate our administration of the program.


 RESTRICTIONS ON ELECTING THE ASSET ALLOCATION:
  . You cannot participate in auto-rebalancing or a DCA program while enrolled in an asset allocation program. Upon election of an asset allocation program, American Skandia will automatically terminate your enrollment in any auto-rebalancing or DCA program. Finally, Systematic Withdrawals can only be made as flat dollar amounts.

       APPENDIX D - SELECTING THE VARIABLE ANNUITY THAT'S RIGHT FOR YOU

 American Skandia Life Assurance Corporation offers several deferred variable annuity products. Each annuity has different features and benefits that may be appropriate for you based on your individual financial situation and how you intend to use the annuity. Not all of these annuities may be available to you, depending on your state of residence and/or the broker-dealer through which your annuity was sold. You can verify which of these annuities is available to you by speaking to your Financial Professional or calling 1-800-752-6342.

 The different features and benefits may include variations on your ability to access funds in your annuity without the imposition of a withdrawal charge as well as different ongoing fees and charges you pay to stay in the contract. Additionally, differences may exist on various optional benefits such as guaranteed living benefits or death benefit protection.

 Among the factors you should consider when choosing which annuity product may be most appropriate for your individual needs are the following:
..   Your age;
..   The amount of your investment and any planned future deposits into the annuity;
..   How long you intend to hold the annuity (also referred to as investment time horizon);

..   Your desire to make withdrawals from the annuity; and the timing thereof;

..   Your investment return objectives;

..   The effect of optional benefits that may be elected,
..   The value of being able to "lock-in" growth in your annuity after the initial withdrawal charge period for purposes of calculating the death benefit payable from the annuity; and

..   Your desire to minimize costs and/or maximize return associated with the annuity.


 The following chart outlines some of the different features for each actively sold American Skandia Annuity offered exclusively through Linsco/Private Ledger. The availability of optional features, such as those noted in the chart, may increase the cost of the annuity. Therefore you should carefully consider which features you plan to use when selecting your annuity. You should also consider the investment objectives, risks, charges and expenses of an investment carefully before investing.


 In addition, the hypothetical illustrations below reflect the account value and surrender value of each variable annuity over a variety of holding periods. These charts are meant to reflect how your annuities can grow or decrease depending on market conditions and the comparable value of each of the annuities (which reflects the charges associated with the annuities) under the assumptions noted.



 AMERICAN SKANDIA ANNUITY PRODUCT COMPARISON

 Below is a summary of American Skandia's actively sold annuity products offered exclusively through Linsco/Private Ledger. You should consider the investment objectives, risks, charges and expenses of an investment in any Annuity carefully before investing. The prospectus for the Annuities as well as the underlying portfolio prospectuses contain this and other information about the variable annuities and underlying investment options. Your registered Financial Professional can provide you with prospectuses for the Annuities and the underlying portfolios and can guide you through Selecting the Variable Annuity That's Right for You, and help you decide upon the Annuity that would be most advantageous for you given your individual needs. Please read the prospectuses carefully before investing.

----------------------------------------------------------------------------------------------------------------
                                       OPTIMUM FOUR                 OPTIMUM                  OPTIMUM PLUS
----------------------------------------------------------------------------------------------------------------
Minimum Investment              $10,000                    $1,000                     $10,000
----------------------------------------------------------------------------------------------------------------
Maximum Issue Age               85                         80                         75
----------------------------------------------------------------------------------------------------------------
Contingent Deferred Sales       4 Years                    8 Years                    10 Years
 Charge Schedule                (8.5%, 8%, 7%, 6%)         (7.5%, 7%, 6.5%, 6%,       (9%, 9%, 8%, 7%, 6%,
                                                           5%, 4%, 3%, 2%)            5%, 4%, 3%, 2%, 1%)
----------------------------------------------------------------------------------------------------------------
Insurance and Distribution      1.65%                      1.25% years 1-8; 0.65%     1.65% years 1-10; 0.65%
 Charge                                                    years 9+                   years 11+
----------------------------------------------------------------------------------------------------------------
Annual Maintenance Fee          Lesser of $35 or           Lesser of $35 or           Lesser of $35 or
                                2% of Account Value*       2% of Account Value*       2% of Account Value
----------------------------------------------------------------------------------------------------------------
Contract Credit                 Yes. Generally, we apply   Yes. Generally, we apply   Yes. The amount of the
                                a Loyalty Credit to your   a Loyalty Credit to your   credit applied to a
                                Annuity's Account          Annuity's Account          Purchase Payment is
                                Value at the end of your   Value at the end of your   based on the year the
                                fifth contract year (i.e., fifth contract year (i.e., Purchase Payment is
                                on your fifth Contract     on your fifth Contract     received, for the first 6
                                Anniversary). The          Anniversary). The          years of the contract as
                                Loyalty Credit is equal    Loyalty Credit is equal    follows:
                                to 2.75% of total          to 0.50% of total          the credit percentages for
                                Purchase Payments made     Purchase Payments made     each year, starting with
                                during the first four      during the first four      the first, are 6.50%,
                                contract years less the    contract years less the    5.00%, 4.00%, 3.00%,
                                cumulative amount of       cumulative amount of       2.00%, and 1.00%.
                                withdrawals made           withdrawals made           Recaptured in certain
                                (including the deduction   (including the deduction   circumstances
                                of any CDSC amounts)       of any CDSC amounts)
                                through the fifth          through the fifth
                                Contract Anniversary       Contract Anniversary
----------------------------------------------------------------------------------------------------------------
Fixed Allocation (early         Fixed Allocation           Fixed Allocation           Fixed Allocation
 withdrawals are subject to a   Available (currently       Available (currently       Available (currently
 Market Value Adjustment)       offering durations of:     offering durations of:     offering durations of:
                                1,2,3,5,7,10 years)        1,2,3,5,7,10 years)        1,2,3,5,7,10 years)
----------------------------------------------------------------------------------------------------------------
Variable Investment Options     See "Investment            See "Investment            See "Investment
                                Options" section of        Options" section of        Options" section of
                                Prospectus. Not all        Prospectus. Not all        Prospectus. Not all
                                options available with     options available with     options available with
                                certain optional benefits. certain optional benefits. certain optional benefits.
----------------------------------------------------------------------------------------------------------------
Basic Death Benefit             The greater of: Purchase   The greater of: Purchase   The greater of: Purchase
                                Payments less              Payments less              Payments less
                                proportional withdrawals   proportional withdrawals   proportional withdrawals
                                or account value (no       or account value (no       or account value (no
                                MVA Applied).              MVA Applied).              MVA Applied) less an
                                                                                      amount equal to the
                                                                                      credits applied within the
                                                                                      12 months prior to date
                                                                                      of death.
----------------------------------------------------------------------------------------------------------------
Optional Death Benefits (for an Enhanced Beneficiary       EBP II, HDV, HAV,          EBP II, HDV, HAV,
 additional cost)/ 1/           Protection (EBPII)         Combo 5%                   Combo 5%
                                Highest Daily Value        Roll-up/HAV                Roll-up/HAV
                                (HDV)
                                Highest Anniversary
                                Value (HAV)
                                Combo 5% Roll
                                Up/HAV
----------------------------------------------------------------------------------------------------------------
Living Benefits (for an         GRO/ GRO Plus,             GRO/ GRO Plus,             GRO/ GRO Plus,
 additional cost)/ 2/           GMWB, GMIB,                GMWB, GMIB,                GMWB, GMIB,
                                Lifetime Five, Spousal     Lifetime Five, Spousal     Lifetime Five, Spousal
                                Lifetime Five, Highest     Lifetime Five, Highest     Lifetime Five, Highest
                                Daily Lifetime Five        Daily Lifetime Five        Daily Lifetime Five
----------------------------------------------------------------------------------------------------------------
Annuity Rewards/ 3/             Available after initial    Available after initial    Available after initial
                                withdrawal period          withdrawal period          withdrawal period

 HYPOTHETICAL ILLUSTRATION
 The following examples outline the value of each annuity as well as the amount that would be available to an investor as a result of full surrender at the end of each of the Annuity. The values shown below are based on the following assumptions:

 An initial investment of $100,000 is made into each Annuity earning a gross rate of return of 0% and 6% respectively.

..   No subsequent deposits or withdrawals are made from the Annuity.

..   The hypothetical gross rates of return are reduced by the arithmetic average of the fees and expenses of the underlying portfolios and the charges that are deducted from the Annuity at the Separate Account level as follows/4/:
..   0.94% based on the fees and expenses of the underlying portfolios as of
    December 31, 2006. The arithmetic average of all fund expenses is computed by adding portfolio management fees, 12b-1 fees and other expenses of all of the underlying portfolios and then dividing by the number of portfolios. For purposes of the illustrations, we do not reflect any expense reimbursements or expense waivers that might apply and are described in the prospectus fee table.

..   The Separate Account level charges include the Insurance Charge and
    Distribution Charge (as applicable).

..   The Account Value and Surrender Value are further reduced by the annual maintenance fee. For Optimum Plus, Optimum Four, and Optimum, the Account Value and Surrender Value also reflect the addition of any applicable credits.

 The Account Value assumes no surrender, while the Surrender Value assumes a 100% surrender two days prior to the anniversary of the Issue Date of the Annuity ("Annuity Anniversary"), therefore reflecting the withdrawal charge applicable to that Annuity year. Note that a withdrawal on the Annuity Anniversary would be subject to the withdrawal charge applicable to the next Annuity year, which usually is lower. The values that you actually experience under an Annuity will be different than what is depicted here if any of the assumptions we make here differ from your circumstances, however the relative values for each product reflected below will remain the same. (We will provide you with a personalized illustration upon request). Shaded cells represent the product with the highest customer Surrender Value for the Annuity year. Multiple shaded cells represent a tie between two or more annuities.



 0% Gross Rate of Return



-----------------------------------------------------------------------------------
       Optimum Four               Optimum                     Optimum Plus
 -  ------------------- ---------------------------- ------------------------------
    Net rate of return       Net rate of return            Net rate of return
 -  ------------------- ---------------------------- ------------------------------
    All years  -2.57%   Yrs 1-8 Yrs 9+ -2.18% -1.58% Yrs 1-10 Yrs 11+ -2.57% -1.58%
 -  --------- --------- -------------- ------------- ---------------- -------------
    CONTRACT  SURRENDER    CONTRACT      SURRENDER       CONTRACT       SURRENDER
      VALUE     VALUE       VALUE          VALUE          VALUE           VALUE
 -  --------- --------- -------------- ------------- ---------------- -------------
 1   97,432    88,932       97,828        90,328         103,766         94,766
 2   94,890    86,890       95,662        88,662         101,060         92,060
 3   92,413    85,413       93,544        87,044          98,424         90,424
 4   90,000    84,000       91,473        85,473          95,856         88,856
 5   87,649    87,649       89,446        84,446          93,354         87,354
 6   88,037    88,037       87,952        83,952          90,917         85,917
 7   85,737    85,737       86,002        83,002          88,542         84,542
 8   83,495    83,495       84,095        82,095          86,228         83,228
 9   81,312    81,312       82,727        82,727          83,974         81,974
 10  79,184    79,184       81,382        81,382          81,778         80,778
 11  77,112    77,112       80,059        80,059          80,446         80,446
 12  75,092    75,092       78,756        78,756          79,138         79,138
 13  73,125    73,125       77,474        77,474          77,850         77,850
 14  71,208    71,208       76,213        76,213          76,582         76,582
 15  69,341    69,341       74,971        74,971          75,335         75,335
 16  67,522    67,522       73,749        73,749          74,107         74,107
 17  65,749    65,749       72,547        72,547          72,899         72,899
 18  64,022    64,022       71,363        71,363          71,710         71,710
 19  62,340    62,340       70,199        70,199          70,540         70,540
 20  60,701    60,701       69,052        69,052          69,388         69,388
 21  59,104    59,104       67,924        67,924          68,254         68,254
 22  57,548    57,548       66,814        66,814          67,139         67,139
 23  56,033    56,033       65,721        65,721          66,041         66,041
 24  54,556    54,556       64,646        64,646          64,961         64,961
 25  53,117    53,117       63,587        63,587          63,897         63,897
-----------------------------------------------------------------------------------


 Assumptions:

 a. $100,000 initial investment

 b. Fund Expenses =0.94%

 c. No optional death benefits or living benefits elected

 d. Annuity was issued on or after November 20, 2006

 e. Surrender value assumes surrender 2 days prior to Annuity anniversary

 6% Gross Rate of Return



       Optimum Four               Optimum                   Optimum Plus
 -  ------------------- --------------------------- ----------------------------
    Net rate of return      Net rate of return           Net rate of return
 -  ------------------- --------------------------- ----------------------------
    All years   3.27%   Yrs 1-8 Yrs 9+ -2.18% 4.32% Yrs 1-10 Yrs 11+ 3.27% 4.32%
 -  --------- --------- -------------- ------------ ---------------- -----------
    CONTRACT  SURRENDER    CONTRACT     SURRENDER       CONTRACT      SURRENDER
      VALUE     VALUE       VALUE         VALUE          VALUE          VALUE
 -  --------- --------- -------------- ------------ ---------------- -----------
 1   103,262    94,762     103,681        96,181        109,974        100,974
 2   106,640    98,640     107,508       100,508        113,535        104,535
 3   110,128   103,128     111,476       104,976        117,213        109,213
 4   113,730   107,730     115,590       109,590        121,011        114,011
 5   117,450   117,450     119,857       114,857        124,933        118,933
 6   124,132   124,132     124,799       120,799        128,983        123,983
 7   128,192   128,192     129,406       126,406        133,166        129,166
 8   132,386   132,386     134,182       132,182        137,486        134,486
 9   136,716   136,716     139,978       139,978        141,947        139,947
 10  141,188   141,188     146,027       146,027        146,554        145,554
 11  145,806   145,806     152,336       152,336        152,846        152,846
 12  150,576   150,576     158,919       158,919        159,414        159,414
 13  155,501   155,501     165,786       165,786        166,266        166,266
 14  160,588   160,588     172,950       172,950        173,414        173,414
 15  165,840   165,840     180,423       180,423        180,871        180,871
 16  171,265   171,265     188,219       188,219        188,650        188,650
 17  176,867   176,867     196,352       196,352        196,765        196,765
 18  182,653   182,653     204,837       204,837        205,231        205,231
 19  188,627   188,627     213,688       213,688        214,063        214,063
 20  194,797   194,797     222,922       222,922        223,276        223,276
 21  201,169   201,169     232,554       232,554        232,887        232,887
 22  207,750   207,750     242,603       242,603        242,914        242,914
 23  214,545   214,545     253,086       253,086        253,374        253,374
 24  221,563   221,563     264,022       264,022        264,286        264,286
 25  228,811   228,811     275,431       275,431        275,670        275,670
--------------------------------------------------------------------------------



 Assumptions:

 a. $100,000 initial investment

 b. Fund Expenses = 0.94%

 c. No optional death benefits or living benefits elected

 d. Annuity was issued on or after November 20, 2006

 e. Surrender value assumes surrender 2 days prior to Annuity anniversary

 In addition, the following charts indicate the days (measured from the Issue
 Date) in which each annuity product would have the highest Surrender Value amongst the products listed given the above assumptions.

 0% Gross Rate Of Return


                          Over 30 Years, days
                            won Total Days    Year    Actual Days
             ------------------------------------------------------
             OPTIMUM FOUR        1459           4        1460
                                                5      1461-1824
                                               6-8     1826-2919
             ------------------------------------------------------
               OPTIMUM           572            9      2974-3284
                                               10      3389-3649
             ------------------------------------------------------
             OPTIMUM PLUS        8919          1-4      1-1459
                                                5        1825
                                                8        2920
                                                9   2921-2974, 3285
                                               10   3286-3388, 3650
                                              11-30   3651-10950
             ------------------------------------------------------



 6% Gross Rate of Return



                            Over 30 Years, days
                              won Total Days    Year  Actual Days
               --------------------------------------------------
               OPTIMUM FOUR         364           6   1826-2189
               --------------------------------------------------
                 OPTIMUM            129           9   3276-3284
                                                 10   3530-3649
               --------------------------------------------------
               OPTIMUM PLUS        10457         1-5    1-1825
                                                 6-9  2190-3275
                                                9-10  3285-3529
                                                10-30 3650-10950
               --------------------------------------------------




 Days listed assume 365 days per year and do not account for Leap Years.

 *  Annual maintenance fee is waived for account values of $100,000 or more.
 1) For more information on these benefits, refer to the "Death Benefit"
    section in the Prospectus.
 2) For more information on these benefits, refer to the "Living Benefit Programs" section in the Prospectus.
 3) The Annuity Rewards benefit offers Owners an ability to increase the guaranteed death benefit so that the death benefit will at least equal the Annuity's account value on the effective date of the Annuity Rewards benefits, if the terms of the Annuity Rewards benefit are met.

 4) These reductions result in hypothetical net rates of return corresponding to the 0% and 6% gross rates of return, respectively as follows: Optimum Four -2.57% and 3.27%; Optimum -2.18% and -2.18% in years 1-8 and -1.58%
    and 4.32% in years 9+, Optimum Plus -2.57% and 3.27% in years 1-10 and -1.58% and 4.32% in years 11+.

 APPENDIX E - ASSET TRANSFER FORMULA UNDER HIGHEST DAILY LIFETIME FIVE INCOME
                                    BENEFIT

 We set out below the current formula under which we may transfer amounts between the variable investment options and the Benefit Fixed Rate Account. Upon your election of Highest Daily Lifetime Five, we will not alter the asset transfer formula that applies to your Annuity. However, as discussed in the "Living Benefits" section, we reserve the right to modify this formula with respect to those who elect Highest Daily Lifetime Five in the future.

 TERMS AND DEFINITIONS REFERENCED IN THE CALCULATION FORMULA:
  . C\\u\\ - the upper target is established on the effective date of the Highest Daily Lifetime Five benefit (the "Effective Date") and is not changed for the life of the guarantee. Currently, it is 83%.

  . C\\t\\ - the target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 80%.

  . C\\l\\ - the lower target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 77%.

  .   L - the target value as of the current Valuation Day.

  .   r - the target ratio.

  . a - the factors used in calculating the target value. These factors are established on the Effective Date and are not changed for the life of the guarantee. The factors that we use currently are derived from the a2000 Individual Annuity Mortality Table with an assumed interest rate of 3%. Each number in the table "a" factors (which appears below) represents a factor, which when multiplied by the Highest Daily Annual Income Amount, projects our total liability for the purpose of asset transfers under the guarantee.

  . Q - age based factors used in calculating the target value. These factors are established on the Effective Date and are not changed for the life of the guarantee. The factor is currently set equal to 1.

  .   V - the total value of all Permitted Sub-accounts in the Annuity.

  .   F - the total value of all Benefit Fixed Rate Account allocations.

  . I - the income value prior to the first withdrawal. The income value is equal to what the Highest Daily Annual Income Amount would be if the first withdrawal were taken on the date of calculation. After the first withdrawal the income value equals the greater of the Highest Daily Annual Income Amount, the quarterly step-up amount times the annual income percentage, and the Account Value times the annual income percentage.

  .   T - the amount of a transfer into or out of the Benefit Fixed Rate
      Account.

  . I% - annual income amount percentage. This factor is established on the Effective Date and is not changed for the life of the guarantee. Currently, this percentage is equal to 5%

 TARGET VALUE CALCULATION:
 On each Valuation Day, a target value (L) is calculated, according to the following formula. If the variable Account Value (V) is equal to zero, no calculation is necessary.

                                 L = I * Q * a

 Transfer Calculation:
 The following formula, which is set on the Effective Date and is not changed for the life of the guarantee, determines when a transfer is required:



                       Target Ratio r    =   (L - F) / V.



      . If r (greater than) C\\u\\, assets in the Permitted Sub-accounts are transferred to Benefit Fixed Rate Account.

      . If r (less than) C\\l\\, and there are currently assets in the Benefit Fixed Rate Account (F (greater than) 0), assets in the Benefit Fixed Rate Account are transferred to the Permitted Sub-accounts.

 The following formula, which is set on the Effective Date and is not changed for the life of the guarantee, determines the transfer amount:



 T ={Min(V, [L - F - V * Ct] / (1-Ct))} T(greater than)0, Money moving from the Permitted Sub-accounts to the
                                        Benefit Fixed Rate Account
 T ={Min(F, [L - F - V * C\\t\\] /      T(less than)0, Money moving from the
 (1-C\\t\\))}                           Benefit Fixed Rate Account to the
                                        Permitted Sub-accounts]



 Example:
 Male age 65 contributes $100,000 into the Permitted Sub accounts and the value drops to $92,300 during year one, end of day one. A table of values for "a" appears below.

 Target Value Calculation:



                                     L    =   I * Q * a
                                          =   5000.67 * 1 * 15.34
                                          =   76,710.28



 Target Ratio:



                                     r    =   (L - F) / V
                                          =   (76,710.28 - 0) / 92,300.00
                                          =   83.11%



 Since r (greater than) Cu ( because 83.11% (greater than) 83%) a transfer into the Benefit Fixed rate Account occurs.



                                     T    =   { Min ( V, [ L - F - V * Ct] /
                                              ( 1 - Ct))}
                                          =   { Min ( 92,300.00, [ 76,710.28
                                              - 0 - 92,300.00 * 0.80] / ( 1 -
                                              0.80))}
                                          =   { Min ( 92,300.00, 14,351.40 )}
                                          =   14,351.40

                 Age 65 "a" Factors for Liability Calculations
              (in Years and Months since Benefit Effective Date)*



       Months
 Years   1      2     3     4     5     6     7     8     9    10    11    12
 ----- ------ ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- -----
  1... 15.34  15.31 15.27 15.23 15.20 15.16 15.13 15.09 15.05 15.02 14.98 14.95
  2... 14.91  14.87 14.84 14.80 14.76 14.73 14.69 14.66 14.62 14.58 14.55 14.51
  3... 14.47  14.44 14.40 14.36 14.33 14.29 14.26 14.22 14.18 14.15 14.11 14.07
  4... 14.04  14.00 13.96 13.93 13.89 13.85 13.82 13.78 13.74 13.71 13.67 13.63
  5... 13.60  13.56 13.52 13.48 13.45 13.41 13.37 13.34 13.30 13.26 13.23 13.19
  6... 13.15  13.12 13.08 13.04 13.00 12.97 12.93 12.89 12.86 12.82 12.78 12.75
  7... 12.71  12.67 12.63 12.60 12.56 12.52 12.49 12.45 12.41 12.38 12.34 12.30
  8... 12.26  12.23 12.19 12.15 12.12 12.08 12.04 12.01 11.97 11.93 11.90 11.86
  9... 11.82  11.78 11.75 11.71 11.67 11.64 11.60 11.56 11.53 11.49 11.45 11.42
  10.. 11.38  11.34 11.31 11.27 11.23 11.20 11.16 11.12 11.09 11.05 11.01 10.98
  11.. 10.94  10.90 10.87 10.83 10.79 10.76 10.72 10.69 10.65 10.61 10.58 10.54
  12.. 10.50  10.47 10.43 10.40 10.36 10.32 10.29 10.25 10.21 10.18 10.14 10.11
  13.. 10.07  10.04 10.00  9.96  9.93  9.89  9.86  9.82  9.79  9.75  9.71  9.68
  14..  9.64   9.61  9.57  9.54  9.50  9.47  9.43  9.40  9.36  9.33  9.29  9.26
  15..  9.22   9.19  9.15  9.12  9.08  9.05  9.02  8.98  8.95  8.91  8.88  8.84
  16..  8.81   8.77  8.74  8.71  8.67  8.64  8.60  8.57  8.54  8.50  8.47  8.44
  17..  8.40   8.37  8.34  8.30  8.27  8.24  8.20  8.17  8.14  8.10  8.07  8.04
  18..  8.00   7.97  7.94  7.91  7.88  7.84  7.81  7.78  7.75  7.71  7.68  7.65
  19..  7.62   7.59  7.55  7.52  7.49  7.46  7.43  7.40  7.37  7.33  7.30  7.27
  20..  7.24   7.21  7.18  7.15  7.12  7.09  7.06  7.03  7.00  6.97  6.94  6.91
  21..  6.88   6.85  6.82  6.79  6.76  6.73  6.70  6.67  6.64  6.61  6.58  6.55
  22..  6.52   6.50  6.47  6.44  6.41  6.38  6.36  6.33  6.30  6.27  6.24  6.22
  23..  6.19   6.16  6.13  6.11  6.08  6.05  6.03  6.00  5.97  5.94  5.92  5.89
  24..  5.86   5.84  5.81  5.79  5.76  5.74  5.71  5.69  5.66  5.63  5.61  5.58
  25..  5.56   5.53  5.51  5.48  5.46  5.44  5.41  5.39  5.36  5.34  5.32  5.29
  26..  5.27   5.24  5.22  5.20  5.18  5.15  5.13  5.11  5.08  5.06  5.04  5.01
  27..  4.99   4.97  4.95  4.93  4.91  4.88  4.86  4.84  4.82  4.80  4.78  4.75
  28..  4.73   4.71  4.69  4.67  4.65  4.63  4.61  4.59  4.57  4.55  4.53  4.51
  29..  4.49   4.47  4.45  4.43  4.41  4.39  4.37  4.35  4.33  4.32  4.30  4.28
  30..  4.26   4.24  4.22  4.20  4.18  4.17  4.15  4.13  4.11  4.09  4.07  4.06
  31..  4.04   4.02  4.00  3.98  3.97  3.95  3.93  3.91  3.90  3.88  3.86  3.84
  32..  3.83   3.81  3.79  3.78  3.76  3.74  3.72  3.71  3.69  3.67  3.66  3.64
  33..  3.62   3.61  3.59  3.57  3.55  3.54  3.52  3.50  3.49  3.47  3.45  3.44
  34..  3.42   3.40  3.39  3.37  3.35  3.34  3.32  3.30  3.29  3.27  3.25  3.24
  35..  3.22   3.20  3.18  3.17  3.15  3.13  3.12  3.10  3.08  3.07  3.05  3.03
  36..  3.02   3.00  2.98  2.96  2.95  2.93  2.91  2.90  2.88  2.86  2.85  2.83
  37..  2.81   2.79  2.78  2.76  2.74  2.73  2.71  2.69  2.68  2.66  2.64  2.62
  38..  2.61   2.59  2.57  2.56  2.54  2.52  2.51  2.49  2.47  2.45  2.44  2.42
  39..  2.40   2.39  2.37  2.35  2.34  2.32  2.30  2.29  2.27  2.25  2.24  2.22
  40..  2.20   2.19  2.17  2.15  2.14  2.12  2.11  2.09  2.07  2.06  2.04  2.02
  41..  2.01   1.84  1.67  1.51  1.34  1.17  1.00  0.84  0.67  0.50  0.33  0.17



 *  The values set forth in this table are applied to all ages.

   APPENDIX F - ANNUITIES APPROVED FOR SALE BY THE NEW YORK STATE INSURANCE
                                  DEPARTMENT



---------------------------------------------------------------------------------------------------
                              Optimum Four NY             Optimum NY            Optimum Plus NY
---------------------------------------------------------------------------------------------------
Minimum Investment        $10,000                  $1,000                   $10,000
---------------------------------------------------------------------------------------------------
Maximum Issue Age         Annuitant 85             Annuitant 85             Annuitant 85
                          Oldest Owner 85          Oldest Owner 80          Oldest Owner 75
---------------------------------------------------------------------------------------------------
Contingent Deferred Sales 4 Years                  7 Years                  10 Years
 Charge Schedule          (7%, 6%, 5%, 4%)         (7%, 6%, 5%, 4%,         (9%, 9%, 8%, 7%,
                          (Applied to Purchase     3%, 2%, 1%)              6%, 5%, 4%, 3%,
                          Payments based on        (Applied to Purchase     2%, 1%)
                          the inception date of    Payments based on        (Applied to Purchase
                          the Annuity)             the inception date of    Payments based on
                                                   the Annuity)             the inception date of
                                                                            the Annuity)
---------------------------------------------------------------------------------------------------
Insurance Charge          1.65%                    0.65%                    0.65%
---------------------------------------------------------------------------------------------------
Distribution Charge       N/A                      0.60% annuity            1.00% annuity
                                                   years 1-7                years 1-10
                                                   0.0% annuity years 8+    0.00% annuity
                                                                            years 11+
---------------------------------------------------------------------------------------------------
Annual Maintenance Fee    Lesser of $30 or         Lesser of $30 or         Lesser of $30 or
                          2% of Account Value      2% of Account Value      2% of Account Value
                          Waived for Account       Waived for Account
                          Values exceeding         Values exceeding
                          $100,000                 $100,000
---------------------------------------------------------------------------------------------------
Transfer Fee              $10 after twenty in      $10 after twenty in      $10 after twenty in
                          any annuity year.        any annuity year. May    any annuity year
                                                   be increased to $15
                                                   after eight in any
                                                   annuity year
---------------------------------------------------------------------------------------------------
Contract Credit           Yes. Effective for       Yes. Effective for       Yes The amount of
                          Contracts issued on or   Contracts issued on or   the credit applied to a
                          after June 20, 2005.     after July 24, 2006.     Purchase Payment is
                          Generally we apply a     Generally we apply a     based on the year the
                          Loyalty Credit to your   Loyalty Credit to your   Purchase Payment is
                          Annuity's Account        Annuity's Account        received, for the first
                          Value at the end of      Value at the end of      6 years of the
                          your fifth contract      your fifth contract      contract. Currently the
                          year (i.e. on your fifth year (i.e. on your fifth credit percentages for
                          Contract                 Contract                 each year starting with
                          Anniversary).            Anniversary).            the first year are:
                          Currently the Loyalty    Currently the Loyalty    6.50%, 5.00%, 4.00%,
                          Credit is equal to       Credit is equal to       3.00%, 2.00%, and
                          2.75% of total           0.50% of total           1.00%.
                          Purchase Payments        Purchase Payments
                          made during the first    made during the first
                          four contract years      four contract years
                          less the cumulative      less the cumulative
                          amount of                amount of
                          withdrawals made         withdrawals made
                          (including the           (including the
                          deduction of any         deduction of any
                          CDSC amounts)            CDSC amounts)
                          through the fifth        through the fifth
                          Contract Anniversary     Contract Anniversary.

-------------------------------------------------------------------------------------------------------
                                    Optimum Four NY           Optimum NY            Optimum Plus NY
-------------------------------------------------------------------------------------------------------
Fixed Allocation (If            Fixed Allocations       Fixed Allocations       No
 available, early               Available (Currently    Available (Currently
 withdrawals are subject        offering durations of:  offering durations of:
 to a Market Value              5, 7, and 10 years)     2, 3, 5, 7, and 10
 Adjustment) ("MVA")            The MVA formula for     years) The MVA
                                NY is [(1+I)/(1+J)]     formula for NY is
                                N/365                   [(1+I)/(1+J)] N/365
                                The MVA formula         The MVA formula
                                does not apply during   does not apply during
                                the 30 day period       the 30 day period
                                immediately before      immediately before
                                the end of the          the end of the
                                Guarantee Period.       Guarantee Period.
-------------------------------------------------------------------------------------------------------
Variable Investment             All options generally   All options generally   All options generally
 Options                        available except        available except        available except
                                where restrictions      where restrictions      where restrictions
                                apply when certain      apply when certain      apply when certain
                                riders are purchased.   riders are purchased.   riders are purchased.
-------------------------------------------------------------------------------------------------------
Basic Death Benefit             The greater of:         The greater of:         The greater of:
                                Purchase Payments       Purchase Payments       Purchase Payments
                                less proportional       less proportional       less proportional
                                withdrawals or          withdrawals or          withdrawals or
                                Account Value           Account Value           Account Value
                                (variable) plus Interim (variable) plus Interim (variable) (No MVA
                                Value (fixed). (No      Value (fixed). (No      applied) (No recapture
                                MVA applied)            MVA applied)            of credits applied
                                                                                within 12 months
                                                                                prior to the date of
                                                                                death)
-------------------------------------------------------------------------------------------------------
Optional Death Benefits         HAV                     HAV                     HAV
 (for an additional cost)/ (1)/
-------------------------------------------------------------------------------------------------------
Optional Living Benefits        GRO/GRO Plus            GRO/GRO Plus            GRO/GRO Plus
 (for an additional cost)/ (2)/ GMWB, GMIB,             GMWB, GMIB,             GMWB, GMIB,
                                Lifetime Five,          Lifetime Five,          Lifetime Five,
                                Spousal Lifetime Five   Spousal Lifetime Five   Spousal Lifetime Five
-------------------------------------------------------------------------------------------------------
Annuity Rewards /(3)/           Available after initial Available after initial Available after initial
                                CDSC period             CDSC period             CDSC period
-------------------------------------------------------------------------------------------------------
Annuitization Options           Fixed option only       Fixed option only       Fixed option only
                                Annuity date cannot     Annuity date cannot     Annuity date cannot
                                exceed the first day of exceed the first day of exceed the first day of
                                the calendar month      the calendar month      the calendar month
                                following Annuitant's   following Annuitant's   following Annuitant's
                                90/th/ birthday The     90/th/ birthday The     90/th/ birthday The
                                maximum Annuity         maximum Annuity         maximum Annuity
                                Date is based on the    Date is based on the    Date is based on the
                                first Owner or          first Owner or          first Owner or
                                Annuitant to reach the  Annuitant to reach the  Annuitant to reach the
                                maximum age, as         maximum age, as         maximum age, as
                                indicated in your       indicated in your       indicated in your
                                Annuity.                Annuity.                Annuity.



 (1)For more information on these benefits, refer to the "Death Benefit"
    section in the Prospectus.
 (2)For more information on these benefits, refer to the "Living Benefit Programs" section in the Prospectus.
 (3)The Annuity rewards benefit offers Owners an ability to increase the guaranteed death benefit so that the death benefit will at least equal the Annuity's Account Value on the effective date of the Annuity Rewards benefits, if the terms of the Annuity Rewards benefit are met.

            PLEASE SEND ME A STATEMENT OF ADDITIONAL INFORMATION THAT CONTAINS FURTHER DETAILS ABOUT THE AMERICAN SKANDIA ANNUITY DESCRIBED IN
            PROSPECTUS (PLEASE CHECK ONE)        OPTIMUM (05/2007),
            OPTIMUM FOUR (05/2007),        OPTIMUM PLUS (05/2007).


                      ------------------------
                               (print your name)

                      ------------------------
                                   (address)

                      ------------------------
                             (city/state/zip code)

[LOGO]
The Prudential Insurance Company of America
751 Broad Street
Newark, NJ 07102-3777



Variable Annuity Issued by:                        Variable Annuity Distributed by:

AMERICAN SKANDIA LIFE ASSURANCE                         AMERICAN SKANDIA MARKETING,
CORPORATION                                                            INCORPORATED
A Prudential Financial Company                       A Prudential Financial Company
One Corporate Drive                                             One Corporate Drive
Shelton, Connecticut 06484                               Shelton, Connecticut 06484
Telephone: 1-800-752-6342                                   Telephone: 203-926-1888
http://www.americanskandia.prudential.com http://www.americanskandia.prudential.com

                              MAILING ADDRESSES:

                     AMERICAN SKANDIA - VARIABLE ANNUITIES
                                 P.O. Box 7960
                            Philadelphia, PA 19176

                                 EXPRESS MAIL:
                     AMERICAN SKANDIA - VARIABLE ANNUITIES
                                2101 Welsh Road
                               Dresher, PA 19025
                                   PRSRT STD
                                 U.S. POSTAGE
                                     PAID
                                 LANCASTER, PA
                                PERMIT NO. 1793

                      STATEMENT OF ADDITIONAL INFORMATION

The variable investment options under the Annuity are issued by AMERICAN SKANDIA LIFE ASSURANCE CORPORATION, a Prudential Financial Company, VARIABLE ACCOUNT B and AMERICAN SKANDIA LIFE ASSURANCE CORPORATION. The variable investment options are registered under the Securities Act of 1933 and the Investment Company Act of 1940. The fixed investment options ("Fixed Allocations") under the Annuity are issued by AMERICAN SKANDIA LIFE ASSURANCE CORPORATION. The assets supporting the Fixed Allocations are maintained in AMERICAN SKANDIA LIFE ASSURANCE CORPORATION SEPARATE ACCOUNT D, a non-unitized separate account, and are registered solely under the Securities Act of 1933.

                               TABLE OF CONTENTS

 ITEM                                                                      PAGE
 ----                                                                      ----
 GENERAL INFORMATION ABOUT AMERICAN SKANDIA...............................   2
    AMERICAN SKANDIA LIFE ASSURANCE CORPORATION...........................   2
    AMERICAN SKANDIA LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B........   2
    AMERICAN SKANDIA LIFE ASSURANCE CORPORATION SEPARATE ACCOUNT D........   3

 PRINCIPAL UNDERWRITER/DISTRIBUTOR - American Skandia Marketing,
   Incorporated...........................................................   4

 HOW THE UNIT PRICE IS DETERMINED.........................................  10

 ADDITIONAL INFORMATION ON FIXED ALLOCATIONS..............................  10
    How We Calculate the Market Value Adjustment..........................  11

 OTHER TAX RULES..........................................................  12
    Federal Tax Status....................................................  12

 GENERAL INFORMATION......................................................  13
    Voting Rights.........................................................  13
    Modification..........................................................  13
    Deferral of Transactions..............................................  14
    Misstatement of Age or Sex............................................  14
    Ending the Offer......................................................  14
 Annuitization............................................................  14

 EXPERTS..................................................................  19

 LEGAL EXPERTS............................................................  19

 FINANCIAL STATEMENTS.....................................................  19
    AUDITED CONSOLIDATED FINANCIAL STATEMENTS OF AMERICAN SKANDIA LIFE
      ASSURANCE CORPORATION...............................................  19
    AMERICAN SKANDIA LIFE ASSURANCE CORPORATION SEPARATE ACCOUNT B........  19

 Appendix A Determination of Accumulation Unit............................ A-1

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS. YOU SHOULD READ THIS INFORMATION ALONG WITH THE PROSPECTUS FOR THE ANNUITY FOR WHICH IT RELATES. THE PROSPECTUS CONTAINS INFORMATION THAT YOU SHOULD CONSIDER BEFORE INVESTING. FOR A COPY OF THE PROSPECTUS SEND A WRITTEN REQUEST TO AMERICAN SKANDIA - VARIABLE ANNUITIES, P.O. BOX 7960, PHILADELPHIA, PA 19176, OR TELEPHONE 1-800-752-6342. OUR ELECTRONIC MAIL ADDRESS IS CUSTOMERSERVICE@PRUDENTIAL.COM.


Date of Prospectus: May 1, 2007 Date of Statement of Additional Information:
May 1, 2007

GENERAL INFORMATION ABOUT AMERICAN SKANDIA

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION


American Skandia Life Assurance Corporation ("American Skandia", "we", "our" or "us") is a stock life insurance company domiciled in Connecticut with licenses in all 50 states, the District of Columbia and Puerto Rico. American Skandia is a wholly-owned subsidiary of Prudential Annuities, Inc. (formerly, American Skandia, Inc. ). American Skandia's principal business address is One Corporate Drive, Shelton, Connecticut 06484.

Effective May 1, 2003, Skandia U.S. Inc., the sole shareholder of Prudential Annuities, Inc., which is the parent of American Skandia, was purchased by Prudential Financial, Inc. Prudential Financial, Inc. is a New Jersey insurance holding company whose subsidiary companies serve individual and institutional customers worldwide and include The Prudential Insurance Company of America, one of the largest life insurance companies in the U.S. These companies offer a variety of products and services, including life insurance, mutual funds, annuities, pension and retirement related services and administration, asset management, securities brokerage, banking and trust services, real estate brokerage franchises, and relocation services.


No company other than American Skandia has any legal responsibility to pay amounts that it owes under its annuity and variable life insurance contracts. However, Prudential Financial exercises significant influence over the operations and capital structure of American Skandia.

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B

American Skandia Life Assurance Corporation Variable Account B, also referred to as "Separate Account B", was established by us pursuant to Connecticut law. Separate Account B also holds assets of other annuities issued by us with values and benefits that vary according to the investment performance of the underlying mutual funds or portfolios of underlying mutual funds offered as Sub-accounts of Separate Account B. The underlying mutual funds or portfolios of underlying mutual funds are referred to as the Portfolios. Each Sub-account invests exclusively in a Portfolio. You will find additional information about the Portfolios in their respective prospectuses.

Separate Account B is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 (the "Investment Company Act") as a unit investment trust, which is a type of investment company. Values and benefits based on allocations to the Sub-accounts will vary with the investment performance of the Portfolios, as applicable. We do not guarantee the investment results of any Sub-account. You bear the entire investment risk. There is no assurance that the Account Value of your Annuity will equal or be greater than the total of the Purchase Payments you make to us.

Prior to November 18, 2002, Separate Account B was organized as a single separate account with six different Sub-account classes, each of which was registered as a distinct unit investment trust under the Investment Company Act. Effective November 18, 2002, each Sub-account class of Separate Account B was consolidated into the unit investment trust formerly named American Skandia Life Assurance Corporation Variable Account B (Class 1 Sub-accounts), which was subsequently renamed American Skandia Life Assurance Corporation Variable Account B. Each Sub-account of Separate Account B has multiple Unit Prices to reflect the daily charge deducted for each combination of the applicable Insurance Charge, Distribution Charge (when applicable) and the charge for each optional benefit offered under Annuity contracts funded through Separate Account B. The consolidation of Separate Account B had no impact on Annuity Owners.

During the accumulation phase, we offer a number of Sub-accounts. Certain Sub-accounts may not be available in all jurisdictions. If and when we obtain approval of the applicable authorities to make such Sub-accounts available, we will notify Owners of the availability of such Sub-accounts.

A brief summary of the investment objectives and policies of each Portfolio is found in the Prospectus. More detailed information about the investment objectives, policies, risks, costs and management of the Portfolios are found in the prospectuses and statements of additional information for the Portfolios. There can be no guarantee that any Portfolio will meet its investment objectives.

Each underlying mutual fund is registered under the Investment Company Act, as amended, as an open-end management investment company. Each underlying mutual fund thereof may or may not be diversified as defined in the Investment Company Act. The trustees or directors, as applicable, of an underlying mutual fund may add, eliminate or substitute portfolios from time to time.

Generally, each portfolio issues a separate class of shares. Shares of the portfolios are available to separate accounts of life insurance companies offering variable annuity and variable life insurance products. The shares may also be made available, subject to obtaining all required regulatory approvals, for direct purchase by various pension and retirement savings plans that qualify for preferential tax treatment under the Internal Revenue Code ("Code").

We may make other portfolios available by creating new Sub-accounts. Additionally, new portfolios may be made available by the creation of new Sub-accounts from time to time. Such a new portfolio may be disclosed in its prospectus. However, addition of a portfolio does not require us to create a new Sub-account to invest in that portfolio. We may take other actions in relation to the Sub-accounts and/or Separate Account B.

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION SEPARATE ACCOUNT D

American Skandia Life Assurance Corporation Separate Account D, also referred to as "Separate Account D", was established by us pursuant to Connecticut law. During the accumulation phase, assets supporting our obligations based on Fixed Allocations are held in Separate Account D. Such obligations are based on the fixed interest rates we credit to Fixed Allocations and the terms of the Annuities. These obligations do not depend on the investment performance of the assets in Separate Account D.

There are no units in Separate Account D. The Fixed Allocations are guaranteed by our general account. An Annuity Owner who allocates a portion of their Account Value to Separate Account D does not participate in the investment gain or loss on assets maintained in Separate Account D. Such gain or loss accrues solely to us. We retain the risk that the value of the assets in Separate Account D may drop below the reserves and other liabilities we must maintain. Should the value of the assets in Separate Account D drop below the reserve and other liabilities we must maintain in relation to the annuities supported by such assets, we will transfer assets from our general account to Separate Account D to make up the difference. We have the right to transfer to our general account any assets of Separate Account D in excess of such reserves and other liabilities. We maintain assets in Separate Account D supporting a number of annuities we offer.

We currently employ investment managers to manage the assets maintained in Separate Account D. Each manager we employ is responsible for investment management of a different portion of Separate Account D. From time to time additional investment managers may be employed or investment managers may cease being employed. We are under no obligation to employ or continue to employ any investment manager(s) and have sole discretion over the investment managers we retain.

We operate Separate Account D in a fashion designed to meet the obligations created by Fixed Allocations. Factors affecting these operations include the following:

1. The State of New York, which is one of the jurisdictions in which we are licensed to do business, requires that we meet certain "matching" requirements. These requirements address the matching of the durations of the assets owned by the insurance company with the durations of obligations supported by such assets. We believe these matching requirements are designed to control an insurer's ability to risk investing in long-term assets to support short term interest rate guarantees. We also believe this limitation controls an insurer's ability to offer unrealistic rate guarantees.

2. We employ an investment strategy designed to limit the risk of default. Some of the guidelines of our current investment strategy for Separate Account D include, but are not limited to, the following:

a. Investments may include cash; debt securities issued by the United States Government or its agencies and instrumentalities; money market instruments; short, intermediate and long-term corporate obligations; private placements; asset-backed obligations; and municipal bonds.

b. At the time of purchase, fixed income securities will be in one of the top four generic lettered rating classifications as established by a nationally recognized statistical rating organization ("NRSRO") such as Standard & Poor's or Moody's Investor Services, Inc.

We are not obligated to invest according to the aforementioned guidelines or any other strategy except as may be required by Connecticut and other state insurance laws.

3. The assets in Separate Account D are accounted for at their market value, rather than at book value.

4. We are obligated by law to maintain our capital and surplus, as well as our reserves, at the levels required by applicable state insurance law and regulation.

PRINCIPAL UNDERWRITER/DISTRIBUTOR - American Skandia Marketing, Incorporated


American Skandia Marketing, Incorporated ("ASM"), a wholly-owned subsidiary of Prudential Annuities, Inc., is the distributor and principal underwriter of the Annuity described in the Prospectus and this Statement of Additional Information. American Skandia Life Assurance Corporation and AST Investment Services, Inc. (formerly, American Skandia Investment Services, Incorporated) ("ASISI"), a co-investment manager of Advanced Series Trust (formerly named American Skandia Trust) and are also wholly-owned subsidiaries of Prudential Annuities, Inc. American Skandia Information Services and Technology Corporation ("ASIST"), also a wholly-owned subsidiary of Prudential Annuities, Inc., is a service company that provides systems and information services to American Skandia Life Assurance Corporation and its affiliated companies.

ASM acts as the distributor of a number of annuity and life insurance products we offer and co-distributor of Advanced Series Trust.


ASM's principal business address is One Corporate Drive, Shelton, Connecticut 06484. ASM is registered as a broker-dealer under the Securities and Exchange Act of 1934 ("Exchange Act") and is a member of the National Association of Securities Dealers, Inc. ("NASD").

The Annuity is offered on a continuous basis. ASM enters into distribution agreements with broker-dealers who are registered under the Exchange Act and with entities that may offer the Annuity but are exempt from registration ("firms"). Applications for the Annuity are solicited by registered representatives of those firms. Such representatives will also be our appointed insurance agents under state insurance law. In addition, ASM may offer the Annuity directly to potential purchasers.

Commissions are paid to firms on sales of the Annuity according to one or more schedules. The individual representative will receive a portion of the compensation, depending on the practice of his or her firm. Commissions are generally based on a percentage of Purchase Payments made, up to a maximum of 7.0%. Alternative compensation schedules are available that provide a lower initial commission plus ongoing annual compensation based on all or a portion of Account Value. We may also provide compensation to the distributing firm for providing ongoing service to you in relation to the Annuity. Commissions and other compensation paid in relation to the Annuity do not result in any additional charge to you or to the Separate Account.

In addition, in an effort to promote the sale of our products (which may include the placement of American Skandia and/or the Annuity on a preferred or recommended company or product list and/or access to the firm's registered representatives), we or ASM may enter into compensation arrangements with certain broker-dealer firms with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel and/or marketing and/or administrative services and/or other services they provide. These services may include, but are not limited to: educating customers of the firm on the Annuity's features; conducting due diligence and analysis, providing office access, operations and systems support; holding seminars intended to educate firm's registered representatives and make them more knowledgeable about the Annuity; providing a dedicated marketing coordinator; providing priority sales desk support; and providing expedited marketing compliance approval. We or ASM also may compensate third-party vendors for services that such vendors render to broker dealer firms. To the extent permitted by NASD rules and other applicable laws and regulations, ASM may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation. These arrangements may not be offered to all firms and the terms of such arrangements may differ between firms.

The list below identifies three general types of payments that American Skandia pays which are broadly defined as follows:

..   Percentage Payments based upon "Asset under Management" or "AUM": This type of payment is a percentage payment that is based upon the total amount held in all American Skandia annuity products that were sold through the firm
    (or its affiliated broker/dealers).

..   Percentage Payments based upon sales: This type of payment is a percentage payment that is based upon the total amount of money received as purchase payments under American Skandia annuity products sold through the firm (or its affiliated broker/dealers).

..   Fixed payments: These types of payments are made directly to or in sponsorship of the firm (or its affiliated broker/dealers). Examples of arrangements under which such payments may be made currently include, but are not limited to, sponsorships, conferences (national, regional and top producer), speaker fees, promotional items, and reimbursements to firms for marketing activities or services paid by the firms and/or their individual representatives. The amount of these payments varies widely because some payments may encompass only a single event, such as a conference, and others have a much broader scope. In addition, we may make payments upon the initiation of a relationship for systems, operational and other support.


The list below includes the names of the firms (or their affiliated broker/dealers) that we are aware (as of December 31, 2006) received payment with respect to annuity business during 2006 (or as to which a payment amount was accrued during 2006). Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the Annuity. During 2006, the least amount paid, and greatest amount paid, were $32.10 and $5,703,887.26, respectively.

Name of Firm:

1st Global Capital Corporation
A. G. Edwards & Sons, Inc
Advantage Capital Corporation
Advisory Group Equity Services
AFA FinancialGroup, LLC
AIG Financial Advisors, Inc.
Allstate Financial Services
American General Securities, Inc.
American Independent Securities Group, LLC
American Investors Group Inc
American Portfolios Financial Services
Ameritas Investment Corp.
AmSouth
Anderson &Strudwick
Andrew Garrett, Inc
Ashton Clayton Financial Group
Associated Securities Corp.
AXA Advisors
BancorpSouth Investment Services, Inc.
BCG Securities
Berthel, Fisher & Company Financial Services, Inc.
Bluevase Securities
BNY Investment Center
Brecek & Young Advisors, Inc.
Broker Dealer Financial Services
Brokers Education & Training, Inc
Brookstone Securities
Brookstreet Securities Corporation
Butler Freeman Tally Financial Group, LLC
Cadaret, Grant & Co. Inc.
Calton & Associates, Inc
Cambridge Investment Research
Cantella & Company
Capital Analysts, Inc.
Capital Financial Services
Capital Investment Group
Centaurus Financial, Inc.
CFD Investments
Citigroup Global Markets Inc.
Commonwealth Financial Network
Crown Capital Securities
CUE Financial Services
CUSO Financial Services
Cutter & Company Brokerage, Inc.
EDI Financial
Electronic Access
ePlanning Securities, Inc.
Equity Services, Inc
Excel Securities & Associates INC
Federated Investors
Ferris, Baker Watts, Inc.

 FFP Securities, Inc.
 Financial Network Investment Corp
 Financial Planning Consultants
 First Allied Securities, Inc.
 First Heartland Capital, Inc.
 First Merit Investment Services
 First Montauk Securities Corporation
 First Securities Network Corp.
 First Wall Street Corp.
 First Western Advisors
 Fortune Financial Services
 FSC Securities Corporation
 G.A. Repple & Company
 Garden State Securities, Inc.
 Gary Goldberg & Co.
 Geneos Wealth Management, Inc.
 Genworth Financial
 Geoffrey Richards Securities Corp
 Great American Advisors, Inc.
 GunnAllen Financial Incorporated
 H & R Block Financial Advisors, Inc.
 H. Beck Inc.
 Hantz Financial Services, Inc.
 Harbour Investment Inc.
 Harvest Financial Corporation
 Hazard & Siegel, Inc.
 HBW
 HD Vest
 Capital One Investments (Hibernia)
 Hornor, Townsend, & Kent, Inc.
 Horwitz & Associates
 IFMG
 IMS Securities
 Independent Financial Group, LLC
 Infinex Investments, Inc.
 ING Financial Advisors
 ING Financial Partners
 Institutional Securities Corp.
 Integrated Financial Planning
 Intercarolina Finc'l. Services
 InterSecurities, Inc.
 Invest Financial Corporation
 Investacorp
 Investment Advisors & Consultants
 Investment Centers of America
 Investment Management Corp
 Investment Planners, Inc.
 Investment Professionals
 Investors Capital Corporation
 J.J.B. Hillard Lyons
 J.W. Cole Financials,Inc.
 Janney Montgomery Scott

 Jefferson Pilot Securities Company
 KMS Financial Services
 Kovack Securities
 L.M. Kohn & Company
 LaSalle St. Securities, LLC
 Legacy Financial Services, Inc.
 Legend Equities Corporation
 Lewis Financial Group
 Lighthouse Capital Corp
 Lincoln Financial Advisors
 Lincoln Investment Planning
 Linsco Private Ledger
 Lombard Securities Inc.
 M Holdings Securities
 Main Street Securities
 Medallion Investment Services
 Merrill Lynch
 Merrimac Corporate Securities, Inc.
 Michigan Securities, Inc.
 MML Investor Services
 Money Concepts Capital Corp
 Moors and Cabot
 Morgan Keegan
 Morgan Stanley
 Multiple Financial Services, Inc.
 Mutual Service Corporation
 Natcity
 National Planning Corp
 New England Securities Corp
 Next Financial Group
 NFP Securities
 North Ridge Securities Corp.
 OneAmerica Securities, Inc
 Oppenheimer & Co.
 Pac Select
 Packerland Brokerage Services
 Partnervest Securities, Inc.
 Pathfinder Advisory
 PIMCO
 PlanMember Securities Corp.
 PNC
 Presidential Brokerage
 Prime Capital Services
 PrimeVest
 Princor Financial Services
 Private Consulting Group
 ProEquities, Inc
 Professional Asset Management
 Pro-Integrity Securities
 Pruco Securities
 Prudential Relocation
 QA3 Financial Group

 Quest Capital Strategies, Inc.
 Questar Capital Corporation
 Raymond James & Associates
 Raymond James Financial Services
 RBC Dain Rauscher
 Regal Securities
 RNR Securities
 Robert W. Baird & Co., Inc.
 Royal Alliance
 Ryan Beck and Co., LLC
 Rydex Distributors Inc
 Sage Rutty & Co Inc.
 Sammons Securities, LLC
 Saunders Discount Brokerage
 Securian Financial Services
 Securities America, Inc
 Securities Equity Group
 Securities Service Network, Inc.
 Sentra Securities Corporation
 Sigma Financial Corp
 Signator Investors, Inc.
 SII Investments
 SINGER XENOS SECURITIES CORP
 Smith Barney
 Spelman & Co., Inc.
 Source Capital Group Inc
 Southwest Securities, Inc
 Standard Investment Chartered
 Stephens Inc
 Sterne, Agree & Leach, Inc.
 Stifel Nicolaus
 Strand, Atkinson, Williams & York, Inc.
 Stuart Financial Corp
 Summit Brokerage Service Inc.
 Summit Equities, Inc.
 SunAmerica Securities, Inc.
 Sunset Financial Services, Inc
 SWS Financial Services, Inc.
 Synergy Investment Group, LLC
 Synovus Securities, Inc.
 TD Waterhouse Investor Svs Inc
 Terra Securities Corporation
 TFS Securities, Inc.
 The Investment Center, Inc.
 The Leaders Group Inc
 The O N Equity Sales
 The Strategic Financial Alliance
 Tower Square Securities Inc
 Trade - PMR
 Transamerica
 Triad Advisors, Inc.
 Trustmark Securities

 UBS Financial Services
 United Equity Securities
 United Heritage Financial Services, Inc.
 United Planners Financial Services of America
 United Securities Alliance
 USA Financial Securities Corp.
 USAllianz Securities, Inc.
 UVEST Financial Services Group
 VALIC Financial Advisors, Inc.
 Valley National Investments, Inc.
 Valmark Securities, Inc.
 Vanderbilt Securities
 Veritrust Financial LLC
 Vestax Securities
 VSR
 Wachovia (Bank)
 Wachovia (Wirehouse)
 Wall Street Financial Group
 Walnut Street Securities
 Waterford Investor Srvs. Inc
 Waterstone Financial Group
 Webster Investments
 Wells Fargo
 Westminster Financial Sec. Inc
 Westport Resources Investment
 Wharton Equity Group
 Wilbanks Securities
 William C Burnside & Company
 Woodbury Financial Services, Inc.
 World Choice Securities
 World Equity Group
 World Group Securities, Inc
 WRP Investments, Inc.
 XCU Capital Corporation, Inc
 Your Money Matters Brkrge Svcs


You should note that firms and individual registered representatives and branch managers within some firms participating in one of these compensation arrangements might receive greater compensation for selling the Annuity than for selling a different annuity that is not eligible for these compensation arrangements. While compensation is generally taken into account as an expense in considering the charges applicable to an annuity product, any such compensation will be paid by us or ASM and will not result in any additional charge to you. Overall compensation paid to the distributing firm does not exceed, based on actuarial assumptions, 8.5% of the total Purchase Payments made. Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the Annuity.


ASLAC pays ASM an underwriting commission for its role as principal underwriter/distributor of all variable insurance products issued by ASLAC. ASM is responsible for payment of commissions to the broker-dealer firms who are the ultimate sellers of the product. ASM does not retain any underwriting commissions. For the past three years, the aggregate dollar amount of underwriting commissions paid to ASM in its role as principal underwriter/distributor has been: 2006: $396,341,024; 2005: $327,916,660; 2004:
$239,555,521.

HOW THE UNIT PRICE IS DETERMINED

For each Sub-account the initial Unit Price was $10.00. The Unit Price for each subsequent period is the net investment factor for that period, multiplied by the Unit Price for the immediately preceding Valuation Period. The Unit Price for a Valuation Period applies to each day in the period. The net investment factor is an index that measures the investment performance, of and charges assessed against, a Sub-account from one Valuation Period to the next. The net investment factor for a Valuation Period is: (a) divided by (b), less (c) where:

a. is the net result of:

1. the net asset value per share of the Portfolio shares held by that Sub-account at the end of the current Valuation Period plus the per share amount of any dividend or capital gain distribution declared by the Portfolio at the end of the current Valuation Period and paid (in the case of a Portfolio that declares dividends on an annual or quarterly basis) or accrued (in the case of a money market Portfolio that pays dividends monthly); plus or minus

2. any per share charge or credit during the Valuation Period as a provision for taxes attributable to the operation or maintenance of that Sub-account.

b. is the net result of:

1. the net asset value per share of the Portfolio shares held by that Sub-account at the end of the preceding Valuation Period plus the per share amount of any dividend or capital gain distribution declared and unpaid (accrued) by the Portfolio at the end of the preceding Valuation Period; plus or minus

2. any per share charge or credit during the preceding Valuation Period as a provision for taxes attributable to the operation or maintenance of that Sub-account.

c. is the Insurance Charge and the Distribution Charge deducted daily against the assets of the Separate Account.

We value the assets in each Sub-account at their fair market value in accordance with accepted accounting practices and applicable laws and regulations. The net investment factor may be greater than, equal to, or less than one.

ADDITIONAL INFORMATION ON FIXED ALLOCATIONS

To the extent permitted by law, we reserve the right at any time to offer Guarantee Periods with durations that differ from those which were available when your Annuity was issued. We also reserve the right at any time to stop accepting new allocations, transfers or renewals for a particular Guarantee Period. Such an action may have an impact on the market value adjustment ("MVA").

We declare the rates of interest applicable during the various Guarantee Periods offered. Declared rates are effective annual rates of interest. The rate of interest applicable to a Fixed Allocation is the one in effect when its Guarantee Period begins. The rate is guaranteed throughout the Guarantee Period. We inform you of the interest rate applicable to a Fixed Allocation, as well as its Maturity Date, when we confirm the allocation. We declare interest rates applicable to new Fixed Allocations from time-to-time. Any new Fixed Allocation in an existing Annuity is credited interest at a rate not less than the rate we are then crediting to Fixed Allocations for the same Guarantee Period selected by new Annuity purchasers in the same class.

The interest rates we credit are subject to a minimum. We may declare a higher rate. The minimum is based on both an index and a reduction to the interest rate determined according to the index.

The index is based on the published rate for certificates of indebtedness (bills, notes or bonds, depending on the term of indebtedness) of the United States Treasury at the most recent Treasury auction held at least 30 days prior to the beginning of the applicable Fixed Allocation's Guarantee Period. The term (length of time from issuance to maturity) of the certificates of indebtedness upon which the index is based is the same as the duration of the Guarantee Period. If no certificates of indebtedness are available for such term, the next shortest term is used. If the United States Treasury's auction program is discontinued, we will substitute indexes which in our opinion are comparable. If required, implementation of such substitute indexes will be subject to approval by the SEC and the Insurance Department of the jurisdiction in which your Annuity was delivered. (For Annuities issued as certificates of participation in a group contract, it is our expectation that approval of only the jurisdiction in which such group contract was delivered applies.)

The reduction used in determining the minimum interest rate is two and one half percent of interest (2.50%).

Where required by the laws of a particular jurisdiction, a specific minimum interest rate, compounded yearly, will apply should the index less the reduction be less than the specific minimum interest rate applicable to that jurisdiction.

WE MAY CHANGE THE INTEREST RATES WE CREDIT NEW FIXED ALLOCATIONS AT ANY TIME. Any such change does not have an impact on the rates applicable to Fixed Allocations with Guarantee Periods that began prior to such change. However, such a change will affect the MVA.

We have no specific formula for determining the interest rates we declare. Rates may differ between classes and between types of annuities we offer, even for guarantees of the same duration starting at the same time. We expect our interest rate declarations for Fixed Allocations to reflect the returns available on the type of investments we make to support the various classes of annuities supported by the assets in Separate Account D. However, we may also take into consideration in determining rates such factors including, but not limited to, the durations offered by the annuities supported by the assets in Separate Account D, regulatory and tax requirements, the liquidity of the secondary markets for the type of investments we make, commissions, administrative expenses, investment expenses, our insurance risks in relation to Fixed Allocations, general economic trends and competition. OUR MANAGEMENT MAKES THE FINAL DETERMINATION AS TO INTEREST RATES TO BE CREDITED. WE CANNOT PREDICT THE RATES WE WILL DECLARE IN THE FUTURE.

How We Calculate the Market Value Adjustment

A MVA is used to determine the Account Value of each Fixed Allocation. The formula used to determine the MVA is applied separately to each Fixed Allocation. Values and time durations used in the formula are as of the date the Account Value is being determined. Current Rates and available Guarantee Periods may be found in the Prospectus.

For purposes of this provision:

..   "Strips" are a form of security where ownership of the interest portion of
    United States Treasury securities are separated from ownership of the underlying principal amount or corpus.

..   "Strip Yields" are the yields payable on coupon Strips of United States
    Treasury securities.

..   "Option-adjusted Spread" is the difference between the yields on corporate debt securities (adjusted to disregard options on such securities) and government debt securities of comparable duration. We currently use the Merrill Lynch 1 to 10 year Investment Grade Corporate Bond Index of Option-adjusted Spreads.

The formula is:

N/365
[(1+I) / (1+J+0.0010)]

where:

I is the Strip Yield as of the start date of the Guarantee Period for coupon Strips maturing at the end of the applicable Guarantee Period plus the Option-adjusted Spread. If there are no Strips maturing at that time, we will use the Strip Yield for the Strips maturing as soon as possible after the Guarantee Period ends.

J is the Strip Yield as of the date the MVA formula is being applied for coupon Strips maturing at the end of the applicable Guarantee Period plus the Option-adjusted Spread. If there are no Strips maturing at that time, we will use the Strip Yield for the Strips maturing as soon as possible after the Guarantee Period ends.

N is the number of days remaining in the original Guarantee Period.

If you surrender your Annuity under the right to cancel provision, the MVA N/365 formula is [(1 + I)/(1 + J)].

No MVA applies in determining a Fixed Allocation's Account Value on its Maturity Date. The formula may be changed for certain Special Purpose Fixed Allocations, as described in the Prospectus.

Irrespective of the above, we apply certain formulas to determine "I" and "J" when we do not offer Guarantee Periods with a duration equal to the Remaining Period. These formulas are as follows:

1. If we offer Guarantee Periods to your class of Annuities with durations that are both shorter and longer than the Remaining Period, we interpolate a rate for "J" between our then current interest rates for Guarantee Periods with the next shortest and next longest durations then available for new Fixed Allocations for your class of Annuities.

2. If we no longer offer Guarantee Periods to your class of Annuities with durations that are both longer and shorter than the Remaining Period, we determine rates for "J" and, for purposes of determining the MVA only, for "I" based on the Moody's Corporate Bond Yield Average - Monthly Average Corporates (the "Average"), as published by Moody's Investor Services, Inc., its successor, or an equivalent service should such Average no longer be published by Moody's. For determining I, we will use the Average published on or immediately prior to the start of the applicable Guarantee Period. For determining J, we will use the Average for the Remaining Period published on or immediately prior to the date the MVA is calculated.

No MVA applies in determining a Fixed Allocation's Account Value on its Maturity Date, and, where required by law, the 30 days prior to the Maturity Date. If we are not offering a Guarantee Period with a duration equal to the number of years remaining in a Fixed Allocation's Guarantee Period, we calculate a rate for "J" above using a specific formula.

Our Current Rates are expected to be sensitive to interest rate fluctuations, thereby making each MVA equally sensitive to such changes. There would be a downward adjustment when the applicable Current Rate plus 0.10 percent of interest exceeds the rate credited to the Fixed Allocation and an upward adjustment when the applicable Current Rate is more than 0.10 percent of interest lower than the rate being credited to the Fixed Allocation.

We reserve the right, from time to time, to determine the MVA using an interest rate lower than the Current Rate for all transactions applicable to a class of Annuities. We may do so at our sole discretion. This would benefit all such Annuities if transactions to which the MVA applies occur while we use such lower interest rate.

OTHER TAX RULES

Federal Tax Status

1. Diversification.

The Internal Revenue Code provides that the underlying investments for the variable investment options must satisfy certain diversification requirements. Each Portfolio is required to diversify its investments each quarter so that no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. Generally, securities of a single issuer are treated as one investment and obligations of each U.S. Government agency and instrumentality (such as the Government National Mortgage Association) are treated as issued by separate issuers. In addition, any security issued, guaranteed or insured (to the extent so guaranteed or insured) by the United States or an instrumentality of the U.S. will be treated as a security issued by the U.S. Government or its instrumentality, whichever is applicable. We believe the portfolios underlying the variable investment options for the contract meet these diversification requirements.

2. Investor Control.

Treasury Department regulations do not provide guidance concerning the extent to which you may direct your investment in the particular investment options without causing you, instead of us to be considered the owner of the underlying assets. Because of this uncertainty, or in response to other changes in tax laws or regulations, we reserve the right to make such changes as we deem necessary to assure that the contract qualifies as an annuity for tax purposes. Any such changes will apply uniformly to affected owners and will be made with such notice to affected contractowners as is feasible under the circumstances.

3. Entity Owners.

Where a contract is held by a non-natural person (e.g., a corporation), other than as an agent or nominee for a natural person (or in other limited circumstances), the contract will not be taxed as an annuity and increases in the value of the contract over its cost basis will be subject to tax annually.

4. Purchase Payments Made Before August 14, 1982.

If your contract was issued in exchange for a contract containing purchase payments made before August 14, 1982, favorable tax rules may apply to certain withdrawals from the contract. Generally, withdrawals are treated as a recovery of your investment in the contract first until purchase payments made before August 14, 1982 are withdrawn. Moreover, any income allocable to purchase payments made before August 14,1982, is not subject to the 10% tax penalty.

5. Generation-Skipping Transfers.

If you transfer your contract to a person two or more generations younger than you (such as a grandchild or grandniece) or to a person that is more than 37 1/2 years younger than you, there may be generation-skipping transfer tax consequences.

GENERAL INFORMATION

Voting Rights

You have voting rights in relation to Account Value maintained in the Sub-accounts. You do not have voting rights in relation to Account Value maintained in any Fixed Allocations or in relation to fixed or adjustable annuity payments.

We will vote shares of the Portfolios in which the Sub-accounts invest in the manner directed by Owners. Owners give instructions equal to the number of shares represented by the Sub-account Units attributable to their Annuity.

We will vote the shares attributable to assets held in the Sub-accounts solely for us rather than on behalf of Owners, or any share as to which we have not received instructions, in the same manner and proportion as the shares for which we have received instructions. We will do so separately for each Sub-account of the Separate Account that may invest in the same Portfolio.

The number of votes for a Portfolio will be determined as of the record date for such underlying mutual fund or portfolio as chosen by its board of trustees or board of directors, as applicable. We will furnish Owners with proper forms and proxies to enable them to instruct us how to vote.


You may instruct us how to vote on the following matters: (a) changes to the board of trustees or board of directors, as applicable; (b) changing the independent accountant; (c) any change in the fundamental investment policy;
(d) any other matter requiring a vote of the shareholders; and (e) approval of changes to the investment advisory agreement or adoption of a new investment advisory agreement. Advanced Series Trust (the "Trust") has obtained an exemption from the Securities and Exchange Commission that permits its investment adviser, AST Investment Services, Inc. ("ASISI"), subject to approval by the Board of Trustees of the Trust, to change sub-advisors for a Portfolio and to enter into new sub-advisory agreements, without obtaining shareholder approval of the changes. This exemption (which is similar to exemptions granted to other investment companies that are organized in a similar manner as the Trust) is intended to facilitate the efficient supervision and management of the sub-advisors by ASISI and the Trustees. The Trust is required, under the terms of the exemption, to provide certain information to shareholders following these types of changes.


With respect to approval of changes to the investment advisory agreement, approval of a new investment advisory agreement or any change in fundamental investment policy, only Owners maintaining Account Value as of the record date in a Sub-account investing in the applicable underlying mutual fund portfolio will instruct us how to vote on the matter, pursuant to the requirements of Rule 18f-2 under the Investment Company Act.

Modification

We reserve the right to do any or all of the following: (a) combine a Sub-account with other Sub-accounts; (b) combine Separate Account B or a portion of it with other "unitized" separate accounts; (c) terminate offering certain Guarantee Periods for new or renewing Fixed Allocations; (d) combine Separate Account D with other "non-unitized" separate accounts; (e) deregister Separate Account B under the Investment Company Act; (f) operate Separate Account B as a management investment company under the Investment Company Act or in any other form permitted by law; (g) make changes required by any change in the Securities Act, the Exchange Act or the Investment Company Act; (h) make changes that are necessary to maintain the tax status of your Annuity under the Code; (i) make changes required by any change in other Federal or state laws relating to retirement annuities or annuity contracts; and (j) discontinue offering any Sub-account at any time.

Also, from time to time, we may make additional Sub-accounts available to you. These Sub-accounts will invest in underlying mutual funds or portfolios of underlying mutual funds we believe to be suitable for the Annuity. We may or may not make a new Sub-account available to invest in any new portfolio of one of the current underlying mutual funds should such a portfolio be made available to

Separate Account B.

We may eliminate Sub-accounts, combine two or more Sub-accounts or substitute one or more new underlying mutual funds or portfolios for the one in which a Sub-account is invested. Substitutions may be necessary if we believe an underlying mutual fund or portfolio no longer suits the purpose of the Annuity. This may happen due to a change in laws or regulations, or a change in the investment objectives or restrictions of an underlying mutual fund or portfolio, or because the underlying mutual fund or portfolio is no longer available for investment, or for some other reason. We would obtain prior approval from the insurance department of our state of domicile, if so required by law, before making such a substitution, deletion or addition. We also would obtain prior approval from the SEC so long as required by law, and any other required approvals before making such a substitution, deletion or addition.

We reserve the right to transfer assets of Separate Account B, which we determine to be associated with the class of contracts to which your Annuity belongs, to another "unitized" separate account. We also reserve the right to transfer assets of Separate Account D which we determine to be associated with the class of contracts to which your annuity belongs, to another "non-unitized" separate account. We will notify you (and/or any payee during the payout phase) of any modification to your Annuity. We may endorse your Annuity to reflect the change.

Deferral of Transactions

We may defer any distribution or transfer from a Fixed Allocation or an annuity payment for a period not to exceed the lesser of 6 months or the period permitted by law. If we defer a distribution or transfer from any Fixed Allocation or any annuity payment for more than thirty days, or less where required by law, we pay interest at the minimum rate required by law but not less than 3% or at least 4% if required by your contract, per year on the amount deferred. We may defer payment of proceeds of any distribution from any Sub-account or any transfer from a Sub-account for a period not to exceed 7 calendar days from the date the transaction is effected. Any deferral period begins on the date such distribution or transfer would otherwise have been transacted.

There may be circumstances where the NYSE is open, however, due to inclement weather, natural disaster or other circumstances beyond our control, our offices may be closed or our business processing capabilities may be restricted. Under those circumstances, your Account Value may fluctuate based on changes in the Unit Values, but you may not be able to transfer Account Value, or make a purchase or redemption request.

The NYSE is closed on the following nationally recognized holidays: New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas. On those dates, we will not process any financial transactions involving purchase or redemption orders.

American Skandia will also not process financial transactions involving purchase or redemption orders or transfers on any day that:

..   trading on the NYSE is restricted;

..   an emergency exists making redemption or valuation of securities held in the separate account impractical; or

..   the SEC, by order, permits the suspension or postponement for the protection of security holders.

Misstatement of Age or Sex

If there has been a misstatement of the age and/or sex of any person upon whose life annuity payments or the minimum death benefit are based, we make adjustments to conform to the facts. As to annuity payments: (a) any underpayments by us will be remedied on the next payment following correction; and (b) any overpayments by us will be charged against future amounts payable by us under your Annuity.

Ending the Offer

We may limit or discontinue offering Annuities. Existing Annuities will not be affected by any such action.

ANNUITIZATION

WHAT TYPES OF ANNUITY OPTIONS ARE AVAILABLE?


We currently make annuity options available that provide fixed annuity payments or adjustable payments. Fixed options provide the same amount with each payment. Adjustable options provide a fixed payment that is periodically adjusted based on current interest rates. We do not guarantee to make all annuity payment options available in the future.


When you purchase an Annuity, or at a later date, you may choose an Annuity Date, an annuity option and the frequency of annuity payments. You may not choose an Annuity Date that occurs in the first three Annuity Years. You may change your choices before the Annuity Date under the terms of your contract. A maximum Annuity Date may be required by law. The Annuity Date may depend on the annuity option you choose. Certain annuity options may not be available depending on the age of the Annuitant.

Certain of these annuity options may also be available to Beneficiaries who choose to receive the Annuity's Death Benefit proceeds as a series of payments instead of a lump sum payment.

Option 1


Payments for Life: Under this option, income is payable periodically until the death of the "key life". The "key life" (as used in this section) is the person or persons upon whose life annuity payments are based. No additional annuity payments are made after the death of the key life. Since no minimum number of payments is guaranteed, this option offers the largest amount of periodic payments of the life contingent annuity options. It is possible that only one payment will be payable if the death of the key life occurs before the date the second payment was due, and no other payments nor death benefits would be payable. This option is currently available on a fixed basis. Under this option, you cannot make a partial or full surrender of the annuity.


Option 2


Payments Based on Joint Lives: Under this option, income is payable periodically during the joint lifetime of two key lives, and thereafter during the remaining lifetime of the survivor, ceasing with the last payment prior to the survivor's death. No minimum number of payments is guaranteed under this option. It is possible that only one payment will be payable if the death of all the key lives occurs before the date the second payment was due, and no other payments or death benefits would be payable. This option is currently available on a fixed basis. Under this option, you cannot make a partial or full surrender of the annuity.


Option 3


Payments for Life with a Certain Period: Under this option, income is payable until the death of the key life. However, if the key life dies before the end of the period selected (5, 10 or 15 years), the remaining payments are paid to the Beneficiary until the end of such period. This option is currently available on a fixed basis.


Option 4

Fixed Payments for a Certain Period: Under this option, income is payable periodically for a specified number of years. If the payee dies before the end of the specified number of years, the remaining payments are paid to the Beneficiary to the end of such period. Note that under this option, payments are not based on any assumptions of life expectancy. Therefore, that portion of the Insurance Charge assessed to cover the risk that key lives outlive our expectations provides no benefit to an Owner selecting this option. Under this option, you cannot make a partial or full surrender of the annuity.


We may make additional annuity payment options available in the future.

WHEN ARE ANNUITY PAYMENTS MADE?

Each Annuity Payment is payable monthly on the Annuity Payment Date. The initial annuity payment will be on a date of your choice of the 1st through the 28th day of the month. The Annuity Payment Date may not be changed after the Annuity Date.

HOW ARE ANNUITY PAYMENTS CALCULATED?

Fixed Annuity Payments

If you choose to receive fixed annuity payments, you will receive equal fixed-dollar payments throughout the period you select. The amount of the fixed payment will vary depending on the annuity payment option and payment frequency you select. Generally, the first annuity payment is determined by multiplying the Account Value upon the Annuity Date, minus any state premium taxes that may apply, by the factor determined from our table of annuity rates. The table of annuity rates differs based on the type of annuity chosen and the frequency of payment selected. Our rates will not be less than our guaranteed minimum rates. These guaranteed minimum rates are derived from the a2000 Individual Annuity Mortality Table with an assumed interest rate of 3% per annum. Where required by law or regulation, such annuity table will have rates that do not differ according to the gender of the key life. Otherwise, the rates will differ according to the gender of the key life.

                                   KEY TERMS



Annuity Date is the date you choose for annuity payments to commence. A maximum Annuity Date may apply.



Annuity Payment Date is the date each month annuity payments are payable. This date is the same day of the month as the Annuity Date which may be any date chosen by you between the 1st and the 28th day of the month. The Annuity Payment Date may not be changed on or after the Annuity Date.



Inheritance Date is the date we receive, at our office, due proof satisfactory to us of the Annuitant's death and all other requirements that enable us to make payments for the benefit of a Beneficiary. If there are joint Annuitants, the Inheritance Date refers to the death of the last surviving Annuitant.

Adjustable Annuity Payments


We may make an adjustable annuity payment option available. Adjustable annuity payments are calculated similarly to fixed annuity payments except that on every fifth (5th) anniversary of receiving annuity payments, the annuity payment amount is adjusted upward or downward depending on the rate we are currently crediting to annuity payments. The adjustment in the annuity payment amount does not affect the duration of remaining annuity payments, only the amount of each payment.

EXPERTS


The consolidated financial statements of American Skandia Life Assurance Corporation as of December 31, 2006 and 2005 and for each of the three years in the period ended December 31, 2006 and the financial statements of American Skandia Life Assurance Corporation Variable Account B as of December 31, 2006 and for each of the two years in the period then ended included in this Statement of Additional Information have been so included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP's principal business address is 300 Madison Avenue, New York, New York 10017.


LEGAL EXPERTS

Counsel for American Skandia Life Assurance Corporation has passed on the legal matters with respect to Federal laws and regulations applicable to the issue and sale of the Annuities and with respect to Connecticut law.

FINANCIAL STATEMENTS

American Skandia Life Assurance Corporation

American Skandia Life Assurance Corporation Variable Account B


The statements which follow in Appendix B are those of American Skandia Life Assurance Corporation and American Skandia Life Assurance Corporation Variable Account B Sub-accounts as of December 31, 2006 and for the years ended December 31, 2006 and 2005. There may be other Sub-accounts included in Variable Account B that are not available in the product described in the applicable prospectus.


INCORPORATION BY REFERENCE

To the extent and only to the extent that any statement in a document incorporated by reference into this Statement of Additional Information is modified or superseded by a statement in this Statement of Additional Information or in a later-filed document, such statement is hereby deemed so modified or superseded and not part of this Statement of Additional Information.

We furnish you without charge a copy of any or all the documents incorporated by reference in this Statement of Additional Information, including any exhibits to such documents which have been specifically incorporated by reference. We do so upon receipt of your written or oral request. Please address your request to American Skandia - Variable Annuities, P.O. Box 7960, Philadelphia, PA 19176. Our phone number is 1-800-752-6342. You may also forward such a request electronically to our Customer Service Department at customerservice@prudential.com.

Appendix A - DETERMINATION OF ACCUMULATION UNIT VALUES

The value for each accumulation unit is computed as of the end of each business day. On any given business day the value of a Unit in each Sub-account will be determined by multiplying the value of a Unit of that Sub-account for the preceding business day by the net investment factor for that Sub-account for the current business day. The net investment factor for any business day is determined by dividing the value of the assets of the Sub-account for that day by the value of the assets of the Sub-account for the preceding business day (ignoring, for this purpose, changes resulting from new purchase payments and withdrawals), and subtracting from the result the daily equivalent of the annual charge for all insurance and administrative expenses. The value of the assets of a Sub-account is determined by multiplying the number of shares of a fund by the net asset value of each share and adding the value of dividends declared by the Series Fund or other fund but not yet paid.


As we have indicated in the prospectuses, American Skandia Xtra Credit Six and Optimum Plus are contracts that allow you to select or decline any of several benefit options that carry with it a specific asset based charge. We maintain a unique unit value corresponding to each such contract feature. In each prospectus, we depict the unit values corresponding to the contract features that bore the highest and lowest combination of asset-based charges for the period ending December 31, 2006. Here, we set out unit values corresponding to the remaining unit values.


The portfolio names shown for the corresponding unit values are as of the period indicated above. For a complete list of the current portfolio names, see "What Are the Investment Objectives and Policies of the Portfolio?" in the prospectus.

ASXT Six - Statement of Additional Information



Sub-account                                                     2006         2005         2004         2003      2002
-----------                                                  -----------  -----------  -----------  ----------  ------
AST JP Morgan International Equity Portfolio
      With any one of GRO Plus, EBP or HAV
      BOP Unit Value                                         $     15.96  $     14.65  $     12.75  $     9.95
      EOP Unit Value                                         $     19.22  $     15.96  $     14.65  $    12.75    9.95
      Number of Units                                          4,137,771    3,524,141    2,064,681     936,678  90,759

      With GMWB
      BOP Unit Value                                         $     15.90  $     14.62  $     12.74          --
      EOP Unit Value                                         $     19.14  $     15.90  $     14.62  $    12.74      --
      Number of Units                                            412,527      411,852      217,166      17,098      --

      With any two of GRO Plus, EBP or HAV or with any
   one of combo 5% or HDV
      BOP Unit Value                                         $     15.83  $     14.57  $     12.72  $     9.95
      EOP Unit Value                                         $     19.02  $     15.83  $     14.57  $    12.72    9.95
      Number of Units                                            843,155      560,887      284,319     141,470   6,047

      With LT5 or with any one of EBP or HAV and GMWB
      BOP Unit Value                                         $      8.54  $      7.86  $      6.87          --
      EOP Unit Value                                         $     10.25  $      8.54  $      7.86  $     6.87      --
      Number of Units                                          1,135,516    1,664,852      428,765     400,112      --

      With HAV, EBP and GRO Plus or with any one combo
   5% or HDV and Gro Plus
      BOP Unit Value                                         $     15.70  $     14.49  $     12.68          --
      EOP Unit Value                                         $     18.82  $     15.70  $     14.49  $    12.68      --
      Number of Units                                            139,284      109,652       38,292      13,590      --

      With any one of HAV or EBP & LT5 or GMWB,
   HAV & EBP or with any one combo 5% or HDV and
   GMWB
      BOP Unit Value                                         $     13.34  $     12.32           --          --
      EOP Unit Value                                         $     15.97  $     13.34  $     12.32          --      --
      Number of Units                                             82,946      106,225       20,718          --      --

      With LT5, HAV & EBP or with any combo 5% or
   HDV & LT5 or GMWB, HDV and EBP
      BOP Unit Value                                         $     10.56           --           --          --
      EOP Unit Value                                         $     12.61  $     10.56           --          --      --
      Number of Units                                            146,199      199,618           --          --      --

AST International Growth
formerly, AST William Blair International Growth (1997)
      With any one of GRO Plus, EBP or HAV
      BOP Unit Value                                         $     17.40  $     15.21  $     13.35  $     9.72
      EOP Unit Value                                         $     20.65  $     17.40  $     15.21  $    13.35    9.72
      Number of Units                                         13,631,389   18,939,826   15,481,627   6,498,151  78,368

      With GMWB
      BOP Unit Value                                         $     17.34  $     15.18  $     13.34          --

Sub-account                                                         2006        2005        2004        2003      2002
-----------                                                      ----------  ----------  ----------  ----------  ------
      EOP Unit Value                                             $    20.56  $    17.34  $    15.18  $    13.34      --
      Number of Units                                             1,505,204   2,117,272   1,821,923     103,740      --

      With any two of GRO Plus, EBP or HAV or with any one
   of combo 5% or HDV
      BOP Unit Value                                             $    17.26  $    15.13  $    13.32  $     9.71
      EOP Unit Value                                             $    20.43  $    17.26  $    15.13  $    13.32    9.71
      Number of Units                                             2,835,178   3,615,924   2,722,552   1,009,679   5,178

      With LT5 or with any one of EBP or HAV and GMWB
      BOP Unit Value                                             $    17.93  $    15.74  $    13.86          --
      EOP Unit Value                                             $    21.20  $    17.93  $    15.74  $    13.86      --
      Number of Units                                             6,192,845   8,655,832     545,075      29,434      --

      With HAV, EBP and GRO Plus or with any one combo 5%
   or HDV and Gro Plus
      BOP Unit Value                                             $    17.12  $    15.05  $    13.28          --
      EOP Unit Value                                             $    20.22  $    17.12  $    15.05  $    13.28      --
      Number of Units                                               712,804     679,350     325,809      32,626      --

      With any one of HAV or EBP & LT5 or GMWB, HAV &
   EBP or with any one combo 5% or HDV and GMWB
      BOP Unit Value                                             $    13.57  $    11.94          --          --
      EOP Unit Value                                             $    16.00  $    13.57  $    11.94          --      --
      Number of Units                                               963,415   1,293,920     135,829          --      --

      With LT5, HAV & EBP or with any combo 5% or HDV &
   LT5 or GMWB, HDV and EBP
      BOP Unit Value                                             $    11.18          --          --          --
      EOP Unit Value                                             $    13.16  $    11.18          --          --      --
      Number of Units                                             2,271,879   3,223,932          --          --      --

AST International Value
formerly, AST LSV International Value
      With any one of GRO Plus, EBP or HAV
      BOP Unit Value                                             $    17.04  $    15.27  $    12.86  $     9.79
      EOP Unit Value                                             $    21.30  $    17.04  $    15.27  $    12.86    9.79
      Number of Units                                             1,933,040   1,137,254     810,108     368,945  22,770

      With GMWB
      BOP Unit Value                                             $    16.98  $    15.24  $    12.85          --
      EOP Unit Value                                             $    21.21  $    16.98  $    15.24  $    12.85      --
      Number of Units                                               275,386     151,571      69,494       5,504      --

      With any two of GRO Plus, EBP or HAV or with any one
   of combo 5% or HDV
      BOP Unit Value                                             $    16.90  $    15.19  $    12.82          --
      EOP Unit Value                                             $    21.08  $    16.90  $    15.19  $    12.82      --
      Number of Units                                               537,212     223,825     119,845      24,374      --

      With LT5 or with any one of EBP or HAV and GMWB
      BOP Unit Value                                             $     7.43  $     6.69  $     5.65          --
      EOP Unit Value                                             $     9.26  $     7.43  $     6.69  $     5.65      --
      Number of Units                                             1,708,803     487,950     122,795      72,406      --

      With HAV, EBP and GRO Plus or with any one combo 5%
   or HDV and Gro Plus
      BOP Unit Value                                             $    16.77  $    15.11  $    12.79          --
      EOP Unit Value                                             $    20.86  $    16.77  $    15.11  $    12.79      --
      Number of Units                                               275,242      38,769      16,366       1,767      --

      With any one of HAV or EBP & LT5 or GMWB, HAV &
   EBP or with any one combo 5% or HDV and GMWB
      BOP Unit Value                                             $    14.09  $    12.70          --          --
      EOP Unit Value                                             $    17.51  $    14.09  $    12.70          --      --
      Number of Units                                               121,347      43,459       5,736          --      --

      With LT5, HAV & EBP or with any combo 5% or HDV &
   LT5 or GMWB, HDV and EBP
      BOP Unit Value                                             $    10.61          --          --          --
      EOP Unit Value                                             $    13.15  $    10.61          --          --      --
      Number of Units                                               157,796      73,916          --          --      --

AST MFS Global Equity (1999)

      With any one of GRO Plus, EBP or HAV
      BOP Unit Value                                             $    15.08  $    14.29  $    12.31  $     9.87
      EOP Unit Value                                             $    18.40  $    15.08  $    14.29  $    12.31    9.87
      Number of Units                                             2,742,924   1,417,478   1,897,254     916,888  32,306

Sub-account                                                         2006        2005        2004        2003      2002
-----------                                                      ----------  ----------  ----------  ----------  ------
      With GMWB
      BOP Unit Value                                             $    15.04  $    14.26  $    12.29          --
      EOP Unit Value                                             $    18.32  $    15.04  $    14.26  $    12.29      --
      Number of Units                                               190,286     185,240      98,046       4,306      --

      With any two of GRO Plus, EBP or HAV or with any one
   of combo 5% or HDV
      BOP Unit Value                                             $    14.97  $    14.22  $    12.27          --
      EOP Unit Value                                             $    18.20  $    14.97  $    14.22  $    12.27      --
      Number of Units                                               484,278     367,056     219,580      62,490      --

      With LT5 or with any one of EBP or HAV and GMWB
      BOP Unit Value                                             $    11.02  $    10.48  $     9.06          --
      EOP Unit Value                                             $    13.39  $    11.02  $    10.48  $     9.06      --
      Number of Units                                               250,746     282,357     273,401     308,725      --

      With HAV, EBP and GRO Plus or with any one combo 5%
   or HDV and Gro Plus
      BOP Unit Value                                             $    14.85  $    14.14  $    12.24          --
      EOP Unit Value                                             $    18.01  $    14.85  $    14.14  $    12.24      --
      Number of Units                                               101,940      56,909      26,943       6,069      --

      With any one of HAV or EBP & LT5 or GMWB, HAV &
   EBP or with any one combo 5% or HDV and GMWB
      BOP Unit Value                                             $    13.01  $    12.40          --          --
      EOP Unit Value                                             $    15.76  $    13.01  $    12.40          --      --
      Number of Units                                                25,474      13,204       5,188          --      --

      With LT5, HAV & EBP or with any combo 5% or HDV &
   LT5 or GMWB, HDV and EBP
      BOP Unit Value                                             $    10.38          --          --          --
      EOP Unit Value                                             $    12.55  $    10.38          --          --      --
      Number of Units                                                 2,983       5,972          --          --      --

AST Small Cap Growth

      With any one of GRO Plus, EBP or HAV
      BOP Unit Value                                             $    12.27  $    12.33  $    13.50  $     9.48
      EOP Unit Value                                             $    13.56  $    12.27  $    12.33  $    13.50    9.48
      Number of Units                                             1,254,815   1,188,973   1,200,247   1,059,046  47,261

      With GMWB
      BOP Unit Value                                             $    12.23  $    12.30  $    13.49          --
      EOP Unit Value                                             $    13.50  $    12.23  $    12.30  $    13.49      --
      Number of Units                                               116,763     105,281     113,913       9,676      --

      With any two of GRO Plus, EBP or HAV or with any one
   of combo 5% or HDV
      BOP Unit Value                                             $    12.18  $    12.26  $    13.46  $     9.47
      EOP Unit Value                                             $    13.42  $    12.18  $    12.26  $    13.46    9.47
      Number of Units                                               211,329     174,641     136,313     138,936   6,595

      With LT5 or with any one of EBP or HAV and GMWB
      BOP Unit Value                                             $    15.18  $    15.30  $    16.82          --
      EOP Unit Value                                             $    16.71  $    15.18  $    15.30  $    16.82      --
      Number of Units                                               457,905     148,854      67,370      64,850      --

      With HAV, EBP and GRO Plus or with any one combo 5%
   or HDV and Gro Plus
      BOP Unit Value                                             $    12.08  $    12.19  $    13.43          --
      EOP Unit Value                                             $    13.28  $    12.08  $    12.19  $    13.43      --
      Number of Units                                               184,362      34,896      23,253       4,691      --

      With any one of HAV or EBP & LT5 or GMWB, HAV &
   EBP or with any one combo 5% or HDV and GMWB
      BOP Unit Value                                             $     9.23  $     9.32          --          --
      EOP Unit Value                                             $    10.13  $     9.23  $     9.32          --      --
      Number of Units                                                77,033      24,623       1,043          --      --

Sub-account                                                         2006        2005        2004        2003      2002
-----------                                                      ----------  ----------  ----------  ----------  ------
      With LT5, HAV & EBP or with any combo 5% or HDV &
   LT5 or GMWB, HDV and EBP
      BOP Unit Value                                             $    10.34          --          --          --
      EOP Unit Value                                             $    11.32  $    10.34          --          --      --
      Number of Units                                                85,450      35,838          --          --      --

AST Neuberger Berman Small-Cap Growth
formerly, AST DeAM Small-Cap Growth (1999)

      With any one of GRO Plus, EBP or HAV
      BOP Unit Value                                             $    14.87  $    15.10  $    14.06  $     9.71
      EOP Unit Value                                             $    15.72  $    14.87  $    15.10  $    14.06    9.71
      Number of Units                                               737,915     775,839     779,045     480,221  12,122

      With GMWB
      BOP Unit Value                                             $    14.82  $    15.07  $    14.05          --
      EOP Unit Value                                             $    15.65  $    14.82  $    15.07  $    14.05      --
      Number of Units                                                81,269      76,370      56,414       1,850      --

      With any two of GRO Plus, EBP or HAV or with any one
   of combo 5% or HDV
      BOP Unit Value                                             $    14.75  $    15.02  $    14.02  $     9.71
      EOP Unit Value                                             $    15.55  $    14.75  $    15.02  $    14.02    9.71
      Number of Units                                               141,498     154,505     192,105      89,708   1,728

      With LT5 or with any one of EBP or HAV and GMWB
      BOP Unit Value                                             $     6.94  $     7.07  $     6.61          --
      EOP Unit Value                                             $     7.31  $     6.94  $     7.07  $     6.61      --
      Number of Units                                               126,380     127,712     129,475     131,605      --

      With HAV, EBP and GRO Plus or with any one combo 5%
   or HDV and Gro Plus
      BOP Unit Value                                             $    14.63  $    14.94  $    13.98          --
      EOP Unit Value                                             $    15.39  $    14.63  $    14.94  $    13.98      --
      Number of Units                                                30,263      28,322      18,825       3,753      --

      With any one of HAV or EBP & LT5 or GMWB, HAV &
   EBP or with any one combo 5% or HDV and GMWB
      BOP Unit Value                                             $    10.79  $    11.03          --          --
      EOP Unit Value                                             $    11.34  $    10.79  $    11.03          --      --
      Number of Units                                                23,735       7,166       3,398          --      --

      With LT5, HAV & EBP or with any combo 5% or HDV &
   LT5 or GMWB, HDV and EBP
      BOP Unit Value                                             $    10.22          --          --          --
      EOP Unit Value                                             $    10.71  $    10.22          --          --      --
      Number of Units                                                   698         684          --          --      --

AST Federated Aggressive Growth (2000)

      With any one of GRO Plus, EBP or HAV
      BOP Unit Value                                             $    21.25  $    19.79  $    16.40  $     9.86
      EOP Unit Value                                             $    23.54  $    21.25  $    19.79  $    16.40    9.86
      Number of Units                                             5,683,317   6,965,261   5,192,694   2,615,505  63,097

      With GMWB
      BOP Unit Value                                             $    21.18  $    19.75  $    16.38          --
      EOP Unit Value                                             $    23.44  $    21.18  $    19.75  $    16.38      --
      Number of Units                                               555,919     675,624     562,771      37,078      --

      With any two of GRO Plus, EBP or HAV or with any one
   of combo 5% or HDV
      BOP Unit Value                                             $    21.08  $    19.69  $    16.35  $     9.86
      EOP Unit Value                                             $    23.30  $    21.08  $    19.69  $    16.35    9.86
      Number of Units                                             1,083,684   1,270,137     808,007     362,906   4,107

      With LT5 or with any one of EBP or HAV and GMWB
      BOP Unit Value                                             $    10.38  $     9.70  $     8.06          --
      EOP Unit Value                                             $    11.45  $    10.38  $     9.70  $     8.06      --

Sub-account                                                     2006         2005         2004         2003      2002
-----------                                                  -----------  -----------  -----------  ----------  -------
      Number of Units                                          4,568,992    5,867,755      324,340      79,226        -

      With HAV, EBP and GRO Plus or with any one combo
   5% or HDV and Gro Plus
      BOP Unit Value                                         $     20.92  $     19.58  $     16.30          --
      EOP Unit Value                                         $     23.05  $     20.92  $     19.58  $    16.30       --
      Number of Units                                            272,241      227,163       95,514      20,181       --

      With any one of HAV or EBP & LT5 or GMWB,
   HAV & EBP or with any one combo 5% or HDV and
   GMWB
      BOP Unit Value                                         $     13.49  $     12.64           --          --
      EOP Unit Value                                         $     14.85  $     13.49  $     12.64          --       --
      Number of Units                                            447,606      565,771       53,866          --       --

      With LT5, HAV & EBP or with any combo 5% or
   HDV & LT5 or GMWB, HDV and EBP
      BOP Unit Value                                         $     10.86           --           --          --
      EOP Unit Value                                         $     11.92  $     10.86           --          --       --
      Number of Units                                          1,004,868    1,308,596           --          --       --

AST Goldman Sachs Small-Cap Value (1997)

      With any one of GRO Plus, EBP or HAV
      BOP Unit Value                                         $     16.96  $     16.47  $     13.97  $    10.09
      EOP Unit Value                                         $     19.51  $     16.96  $     16.47  $    13.97    10.09
      Number of Units                                            195,692      225,716      222,905     102,500      624

      With GMWB
      BOP Unit Value                                         $     16.91           --           --          --
      EOP Unit Value                                         $     19.43  $     16.91           --          --       --
      Number of Units                                                 --           --           --          --       --

      With any two of GRO Plus, EBP or HAV or with any
   one of combo 5% or HDV
      BOP Unit Value                                         $     16.83           --           --          --
      EOP Unit Value                                         $     19.31  $     16.83           --          --       --
      Number of Units                                                 --           --           --          --       --

      With LT5 or with any one of EBP or HAV and
   GMWB
      BOP Unit Value                                         $     20.09  $     19.58  $     16.67          --
      EOP Unit Value                                         $     23.03  $     20.09  $     19.58  $    16.67       --
      Number of Units                                             50,895       59,682       61,521      73,852       --

      With HAV, EBP and GRO Plus or with any one combo
   5% or HDV and Gro Plus
      BOP Unit Value                                         $     16.69           --           --          --
      EOP Unit Value                                         $     19.10  $     16.69           --          --       --
      Number of Units                                                155          160           --          --       --

      With any one of HAV or EBP & LT5 or GMWB,
   HAV & EBP or with any one combo 5% or HDV and
   GMWB
      BOP Unit Value                                         $     12.98           --           --          --
      EOP Unit Value                                         $     14.84  $     12.98           --          --       --
      Number of Units                                                 --           --           --          --       --

      With LT5, HAV & EBP or with any combo 5% or
   HDV & LT5 or GMWB, HDV and EBP
      BOP Unit Value                                         $     10.46           --           --          --
      EOP Unit Value                                         $     11.93  $     10.46           --          --       --
      Number of Units                                                203          146           --          --       --

AST Small-Cap Value (1997)

      With any one of GRO Plus, EBP or HAV
      BOP Unit Value                                         $     16.05  $     15.34  $     13.43  $    10.08
      EOP Unit Value                                         $     18.90  $     16.05  $     15.34  $    13.43    10.08
      Number of Units                                         10,309,013   12,956,155   10,169,483   5,824,200  209,790

      With GMWB

Sub-account                                                            2006        2005        2004       2003     2002
-----------                                                         ----------  ----------  ----------  --------  ------
      BOP Unit Value                                                $    16.00  $    15.31  $    13.41        --
      EOP Unit Value                                                $    18.82  $    16.00  $    15.31  $  13.41      --
      Number of Units                                                1,007,185   1,367,354   1,007,926   100,155      --

      With any two of GRO Plus, EBP or HAV or with any one of
   combo 5% or HDV
      BOP Unit Value                                                $    15.92  $    15.26  $    13.39  $  10.08
      EOP Unit Value                                                $    18.70  $    15.92  $    15.26  $  13.39   10.08
      Number of Units                                                2,168,862   2,449,572   1,690,870   767,455  17,411

      With LT5 or with any one of EBP or HAV and GMWB
      BOP Unit Value                                                $    16.55  $    15.87  $    13.95        --
      EOP Unit Value                                                $    19.42  $    16.55  $    15.87  $  13.95      --
      Number of Units                                                3,672,632   4,687,842     465,784   275,971      --

      With HAV, EBP and GRO Plus or with any one combo 5% or
   HDV and Gro Plus
      BOP Unit Value                                                $    15.80  $    15.17  $    13.35        --
      EOP Unit Value                                                $    18.51  $    15.80  $    15.17  $  13.35      --
      Number of Units                                                  522,079     417,155     166,852    34,978      --

      With any one of HAV or EBP & LT5 or GMWB, HAV &
   EBP or with any one combo 5% or HDV and GMWB
      BOP Unit Value                                                $    12.59  $    12.11          --        --
      EOP Unit Value                                                $    14.74  $    12.59  $    12.11        --      --
      Number of Units                                                  545,945     705,873      91,011        --      --

      With LT5, HAV & EBP or with any combo 5% or HDV &
   LT5 or GMWB, HDV and EBP
      BOP Unit Value                                                $    10.55          --          --        --
      EOP Unit Value                                                $    12.32  $    10.55          --        --      --
      Number of Units                                                1,224,900   1,620,165          --        --      --

AST DeAM Small-Cap Value (2002)

      With any one of GRO Plus, EBP or HAV
      BOP Unit Value                                                $    16.87  $    17.00  $    14.19  $  10.08
      EOP Unit Value                                                $    19.85  $    16.87  $    17.00  $  14.19   10.08
      Number of Units                                                1,198,888   1,206,635   1,054,696   434,509  11,686

      With GMWB
      BOP Unit Value                                                $    16.82  $    16.96  $    14.17        --
      EOP Unit Value                                                $    19.77  $    16.82  $    16.96  $  14.17      --
      Number of Units                                                  203,936     245,002     236,402    10,756      --

      With any two of GRO Plus, EBP or HAV or with any one of
   combo 5% or HDV
      BOP Unit Value                                                $    16.74  $    16.90  $    14.15  $  10.08
      EOP Unit Value                                                $    19.65  $    16.74  $    16.90  $  14.15   10.08
      Number of Units                                                  375,313     335,310     213,632    70,597   5,211

      With LT5 or with any one of EBP or HAV and GMWB
      BOP Unit Value                                                $    12.64  $    12.78  $    10.70        --
      EOP Unit Value                                                $    14.82  $    12.64  $    12.78  $  10.70      --
      Number of Units                                                   71,575      85,476      63,057    22,847      --

      With HAV, EBP and GRO Plus or with any one combo 5% or
   HDV and Gro Plus
      BOP Unit Value                                                $    16.61  $    16.81  $    14.11        --
      EOP Unit Value                                                $    19.44  $    16.61  $    16.81  $  14.11      --
      Number of Units                                                   48,430      29,832      14,277       879      --

      With any one of HAV or EBP & LT5 or GMWB, HAV &
   EBP or with any one combo 5% or HDV and GMWB
      BOP Unit Value                                                $    12.54  $    12.71          --        --
      EOP Unit Value                                                $    14.67  $    12.54  $    12.71        --      --
      Number of Units                                                   18,719      12,111         634        --      --

      With LT5, HAV & EBP or with any combo 5% or HDV &
   LT5 or GMWB, HDV and EBP

Sub-account                                                         2006        2005        2004        2003      2002
-----------                                                      ----------  ----------  ----------  ----------  ------
      BOP Unit Value                                             $     9.93          --          --          --
      EOP Unit Value                                             $    11.58  $     9.93          --          --      --
      Number of Units                                                 1,623       5,438          --          --      --

AST Goldman Sachs Mid-Cap Growth (2000)

      With any one of GRO Plus, EBP or HAV
      BOP Unit Value                                             $    14.95  $    14.55  $    12.75  $     9.87
      EOP Unit Value                                             $    15.59  $    14.95  $    14.55  $    12.75    9.87
      Number of Units                                             5,183,278   6,665,807   5,139,643   2,379,820  66,279

      With GMWB
      BOP Unit Value                                             $    14.91  $    14.52  $    12.73          --
      EOP Unit Value                                             $    15.53  $    14.91  $    14.52  $    12.73      --
      Number of Units                                               516,950     701,854     516,261      37,400      --

      With any two of GRO Plus, EBP or HAV or with any one
   of combo 5% or HDV
      BOP Unit Value                                             $    14.84  $    14.47  $    12.71  $     9.87
      EOP Unit Value                                             $    15.43  $    14.84  $    14.47  $    12.71    9.87
      Number of Units                                             1,131,414   1,394,968     994,493     365,115   2,488

      With LT5 or with any one of EBP or HAV and GMWB
      BOP Unit Value                                             $     4.34  $     4.24  $     3.73          --
      EOP Unit Value                                             $     4.51  $     4.34  $     4.24  $     3.73      --
      Number of Units                                             6,444,166   8,890,703     457,010     175,708      --

      With HAV, EBP and GRO Plus or with any one combo 5%
   or HDV and Gro Plus
      BOP Unit Value                                             $    14.72  $    14.39  $    12.68          --
      EOP Unit Value                                             $    15.27  $    14.72  $    14.39  $    12.68      --
      Number of Units                                               238,489     279,699     124,672      12,201      --

      With any one of HAV or EBP & LT5 or GMWB, HAV &
   EBP or with any one combo 5% or HDV and GMWB
      BOP Unit Value                                             $    12.17  $    11.91          --          --
      EOP Unit Value                                             $    12.61  $    12.17  $    11.91          --      --
      Number of Units                                               271,316     369,860      33,665          --      --

      With LT5, HAV & EBP or with any combo 5% or HDV &
   LT5 or GMWB, HDV and EBP
      BOP Unit Value                                             $    10.48          --          --          --
      EOP Unit Value                                             $    10.83  $    10.48          --          --      --
      Number of Units                                               609,710     817,665          --          --      --

AST Neuberger Berman Mid-Cap Growth (1994)

      With any one of GRO Plus, EBP or HAV
      BOP Unit Value                                             $    15.44  $    13.87  $    12.18  $     9.51
      EOP Unit Value                                             $    17.28  $    15.44  $    13.87  $    12.18    9.51
      Number of Units                                             3,814,763   4,381,841   2,211,800   1,089,649  44,760

      With GMWB
      BOP Unit Value                                             $    15.40  $    13.84  $    12.17          --
      EOP Unit Value                                             $    17.21  $    15.40  $    13.84  $    12.17      --
      Number of Units                                               308,969     330,873     153,923      16,702      --

      With any two of GRO Plus, EBP or HAV or with any one
   of combo 5% or HDV
      BOP Unit Value                                             $    15.32  $    13.80  $    12.15  $     9.51
      EOP Unit Value                                             $    17.10  $    15.32  $    13.80  $    12.15    9.51
      Number of Units                                               780,759     759,608     377,548      96,879   1,311

      With LT5 or with any one of EBP or HAV and GMWB
      BOP Unit Value                                             $     7.56  $     6.81  $     6.01          --
      EOP Unit Value                                             $     8.43  $     7.56  $     6.81  $     6.01      --
      Number of Units                                               437,466     472,930     369,234     294,816      --

Sub-account                                                         2006        2005         2004        2003      2002
-----------                                                      ----------  -----------  ----------  ----------  -------

      With HAV, EBP and GRO Plus or with any one combo
   5% or HDV and Gro Plus
      BOP Unit Value                                             $    15.20  $     13.72  $    12.11          --
      EOP Unit Value                                             $    16.92  $     15.20  $    13.72  $    12.11       --
      Number of Units                                               115,940      107,424      38,051       5,407       --

      With any one of HAV or EBP & LT5 or GMWB,
   HAV & EBP or with any one combo 5% or HDV and GMWB
      BOP Unit Value                                             $    12.95  $     11.70          --          --
      EOP Unit Value                                             $    14.40  $     12.95  $    11.70          --       --
      Number of Units                                                39,249       41,730      18,225          --       --

      With LT5, HAV & EBP or with any combo 5% or
   HDV & LT5 or GMWB, HDV and EBP
      BOP Unit Value                                             $    11.23           --          --          --
      EOP Unit Value                                             $    12.46  $     11.23          --          --       --
      Number of Units                                                 1,129        1,405          --          --       --

AST Neuberger Berman Mid-Cap Value (1993)

      With any one of GRO Plus, EBP or HAV
      BOP Unit Value                                             $    17.68  $     16.08  $    13.34  $     9.98
      EOP Unit Value                                             $    19.21  $     17.68  $    16.08  $    13.34     9.98
      Number of Units                                             9,671,239   11,873,660   9,335,291   4,786,623  163,415

      With GMWB
      BOP Unit Value                                             $    17.62  $     16.04  $    13.33          --
      EOP Unit Value                                             $    19.12  $     17.62  $    16.04  $    13.33       --
      Number of Units                                               959,021    1,232,726     937,314      87,253       --

      With any two of GRO Plus, EBP or HAV or with any one
   of combo 5% or HDV
      BOP Unit Value                                             $    17.54  $     15.99  $    13.31  $     9.97
      EOP Unit Value                                             $    19.00  $     17.54  $    15.99  $    13.31     9.97
      Number of Units                                             1,954,267    2,280,094   1,457,788     610,598   10,745

      With LT5 or with any one of EBP or HAV and GMWB
      BOP Unit Value                                             $    17.52  $     15.99  $    13.32          --
      EOP Unit Value                                             $    18.96  $     17.52  $    15.99  $    13.32       --
      Number of Units                                             2,666,820    3,716,512     537,445     370,965       --

      With HAV, EBP and GRO Plus or with any one combo
   5% or HDV and Gro Plus
      BOP Unit Value                                             $    17.40  $     15.91  $    13.27          --
      EOP Unit Value                                             $    18.81  $     17.40  $    15.91  $    13.27       --
      Number of Units                                               305,380      325,520     154,749      21,843       --

      With any one of HAV or EBP & LT5 or GMWB,
   HAV & EBP or with any one combo 5% or HDV and GMWB
      BOP Unit Value                                             $    14.18  $     12.97          --          --
      EOP Unit Value                                             $    15.31  $     14.18  $    12.97          --       --
      Number of Units                                               426,677      576,055      95,076          --       --

      With LT5, HAV & EBP or with any combo 5% or
   HDV & LT5 or GMWB, HDV and EBP
      BOP Unit Value                                             $    10.78           --          --          --
      EOP Unit Value                                             $    11.62  $     10.78          --          --       --
      Number of Units                                               950,935    1,285,713          --          --       --

AST Alger All-Cap Growth (2000)

      With any one of GRO Plus, EBP or HAV
      BOP Unit Value                                             $    15.17  $     13.25  $    12.45  $     9.36
      EOP Unit Value                                                     --  $     15.17  $    13.25  $    12.45     9.36
      Number of Units                                                    --           --     715,598     636,548    6,409

      With GMWB
      BOP Unit Value                                             $    15.12  $     13.22  $    12.43          --

Sub-account                                                           2006       2005        2004       2003     2002
-----------                                                         --------  ----------  ----------  --------  ------
      EOP Unit Value                                                      --  $    15.12  $    13.22  $  12.43      --
      Number of Units                                                     --          --     119,566    10,356      --

      With any two of GRO Plus, EBP or HAV or with any one of
   combo 5% or HDV
      BOP Unit Value                                                $  15.05  $    13.17  $    12.41  $   9.36
      EOP Unit Value                                                      --  $    15.05  $    13.17  $  12.41    9.36
      Number of Units                                                     --          --     141,575   106,376   3,466

      With LT5 or with any one of EBP or HAV and GMWB
      BOP Unit Value                                                $   7.07  $     6.19  $     5.84        --
      EOP Unit Value                                                      --  $     7.07  $     6.19  $   5.84      --
      Number of Units                                                     --          --     107,188    87,326      --

      With HAV, EBP and GRO Plus or with any one combo 5% or
   HDV and Gro Plus
      BOP Unit Value                                                $  14.93  $    13.10  $    12.38        --
      EOP Unit Value                                                      --  $    14.93  $    13.10  $  12.38      --
      Number of Units                                                     --          --      22,732     4,810      --

      With any one of HAV or EBP & LT5 or GMWB, HAV & EBP
   or with any one combo 5% or HDV and GMWB
      BOP Unit Value                                                $  12.22  $    10.73          --        --
      EOP Unit Value                                                      --  $    12.22  $    10.73        --      --
      Number of Units                                                     --          --       6,346        --      --

      With LT5, HAV & EBP or with any combo 5% or HDV & LT5
   or GMWB, HDV and EBP
      BOP Unit Value                                                $  11.61          --          --        --
      EOP Unit Value                                                      --  $    11.61          --        --      --
      Number of Units                                                     --          --          --        --      --

AST Mid-Cap Value (2000)

      With any one of GRO Plus, EBP or HAV
      BOP Unit Value                                                $  15.66  $    15.14  $    13.38  $  10.04
      EOP Unit Value                                                $  17.55  $    15.66  $    15.14  $  13.38   10.04
      Number of Units                                                962,590   1,028,351   1,071,978   727,500  28,449

      With GMWB
      BOP Unit Value                                                $  15.61  $    15.11  $    13.37        --
      EOP Unit Value                                                $  17.48  $    15.61  $    15.11  $  13.37      --
      Number of Units                                                128,923     156,240     116,474    12,627      --

      With any two of GRO Plus, EBP or HAV or with any one of
   combo 5% or HDV
      BOP Unit Value                                                $  15.54  $    15.06  $    13.35  $  10.04
      EOP Unit Value                                                $  17.37  $    15.54  $    15.06  $  13.35   10.04
      Number of Units                                                270,834     260,885     256,671   127,279      88

      With LT5 or with any one of EBP or HAV and GMWB
      BOP Unit Value                                                $  11.49  $    11.15  $     9.89        --
      EOP Unit Value                                                $  12.83  $    11.49  $    11.15  $   9.89      --
      Number of Units                                                147,486     187,691     194,765   166,080      --

      With HAV, EBP and GRO Plus or with any one combo 5% or
   HDV and Gro Plus
      BOP Unit Value                                                $  15.41  $    14.98  $    13.31        --
      EOP Unit Value                                                $  17.19  $    15.41  $    14.98  $  13.31      --
      Number of Units                                                 19,757      18,056       8,849     1,455      --

      With any one of HAV or EBP & LT5 or GMWB, HAV & EBP
   or with any one combo 5% or HDV and GMWB
      BOP Unit Value                                                $  12.45  $    12.11          --        --
      EOP Unit Value                                                $  13.87  $    12.45  $    12.11        --      --
      Number of Units                                                  8,659      10,096       7,555        --      --

      With LT5, HAV & EBP or with any combo 5% or HDV & LT5
   or GMWB, HDV and EBP
      BOP Unit Value                                                $  10.26          --          --        --

Sub-account                                                            2006        2005        2004       2003     2002
-----------                                                         ----------  ----------  ----------  --------  ------
      EOP Unit Value                                                $    11.40  $    10.26          --        --      --
      Number of Units                                                       --          --          --        --      --

AST T. Rowe Price Natural Resources (1995)

      With any one of GRO Plus, EBP or HAV
      BOP Unit Value                                                $    22.69  $    17.60  $    13.67  $  10.44
      EOP Unit Value                                                $    25.79  $    22.69  $    17.60  $  13.67   10.44
      Number of Units                                                2,189,934   1,968,637   1,025,462   433,891   7,378

      With GMWB
      BOP Unit Value                                                $    22.61  $    17.56  $    13.66        --
      EOP Unit Value                                                $    25.68  $    22.61  $    17.56  $  13.66      --
      Number of Units                                                  307,012     291,124     172,186    24,634      --

      With any two of GRO Plus, EBP or HAV or with any one of
   combo 5% or HDV
      BOP Unit Value                                                $    22.51  $    17.50  $    13.63  $  10.44
      EOP Unit Value                                                $    25.52  $    22.51  $    17.50  $  13.63   10.44
      Number of Units                                                  573,181     402,903     158,672    77,245   5,472

      With LT5 or with any one of EBP or HAV and GMWB
      BOP Unit Value                                                $    18.50  $    14.40  $    11.23        --
      EOP Unit Value                                                $    20.96  $    18.50  $    14.40  $  11.23      --
      Number of Units                                                   69,991      68,831      41,428     6,747      --

      With HAV, EBP and GRO Plus or with any one combo 5% or
   HDV and Gro Plus
      BOP Unit Value                                                $    22.33  $    17.41  $    13.60
      EOP Unit Value                                                $    25.25  $    22.33  $    17.41  $  13.60
      Number of Units                                                   93,241      78,875      37,779     1,035

      With any one of HAV or EBP & LT5 or GMWB, HAV &
   EBP or with any one combo 5% or HDV and GMWB
      BOP Unit Value                                                $    18.40  $    14.36          --        --
      EOP Unit Value                                                $    20.78  $    18.40  $    14.36        --      --
      Number of Units                                                   51,959      42,480      13,775        --      --

      With LT5, HAV & EBP or with any combo 5% or HDV &
   LT5 or GMWB, HDV and EBP
      BOP Unit Value                                                $    11.63          --          --        --
      EOP Unit Value                                                $    13.11  $    11.63          --        --      --
      Number of Units                                                       --          --          --        --      --

AST T. Rowe Price Large-Cap Growth

      With any one of GRO Plus, EBP or HAV
      BOP Unit Value                                                $    13.43  $    11.76  $    11.34  $   9.34
      EOP Unit Value                                                $    13.92  $    13.43  $    11.76  $  11.34    9.34
      Number of Units                                                2,970,253   1,822,385   1,189,655   717,430  31,105

      With GMWB
      BOP Unit Value                                                $    13.39  $    11.73  $    11.32        --
      EOP Unit Value                                                $    13.86  $    13.39  $    11.73  $  11.32      --
      Number of Units                                                  424,274     179,576      84,417     2,206      --

      With any two of GRO Plus, EBP or HAV or with any one of
   combo 5% or HDV
      BOP Unit Value                                                $    13.32  $    11.70  $    11.30  $   9.34
      EOP Unit Value                                                $    13.77  $    13.32  $    11.70  $  11.30    9.34
      Number of Units                                                  579,236     386,909     297,369   114,477   3,975

      With LT5 or with any one of EBP or HAV and GMWB
      BOP Unit Value                                                $     6.73  $     5.91  $     5.72        --
      EOP Unit Value                                                $     6.95  $     6.73  $     5.91  $   5.72      --
      Number of Units                                                5,456,600     309,011     307,367   267,109      --

      With HAV, EBP and GRO Plus or with any one combo 5% or HDV and Gro Plus

Sub-account                                                     2006         2005         2004         2003       2002
-----------                                                  -----------  -----------  -----------  -----------  -------
      BOP Unit Value                                         $     13.22  $     11.63  $     11.27           --
      EOP Unit Value                                         $     13.63  $     13.22  $     11.63  $     11.27       --
      Number of Units                                            919,208       41,142       15,562        8,067       --

      With any one of HAV or EBP & LT5 or GMWB,
   HAV & EBP or with any one combo 5% or HDV and
   GMWB
      BOP Unit Value                                         $     12.00  $     10.57           --           --
      EOP Unit Value                                         $     12.36  $     12.00  $     10.57           --       --
      Number of Units                                            314,236       16,120        4,945           --       --

      With LT5, HAV & EBP or with any combo 5% or
   HDV & LT5 or GMWB, HDV and EBP
      BOP Unit Value                                         $     12.01           --           --           --
      EOP Unit Value                                         $     12.34  $     12.01           --           --       --
      Number of Units                                            390,337           --           --           --       --

AST MFS Growth (1999)

      With any one of GRO Plus, EBP or HAV
      BOP Unit Value                                         $     12.93  $     12.39  $     11.41  $      9.47
      EOP Unit Value                                         $     13.91  $     12.93  $     12.39  $     11.41     9.47
      Number of Units                                          3,472,314    4,272,543    2,897,175    2,222,614  134,574

      With GMWB
      BOP Unit Value                                         $     12.89  $     12.37  $     11.40           --
      EOP Unit Value                                         $     13.85  $     12.89  $     12.37  $     11.40       --
      Number of Units                                            418,858      553,235      304,760       18,900       --

      With any two of GRO Plus, EBP or HAV or with any
   one of combo 5% or HDV
      BOP Unit Value                                         $     12.82  $     12.33  $     11.38  $      9.46
      EOP Unit Value                                         $     13.76  $     12.82  $     12.33  $     11.38     9.46
      Number of Units                                            654,691      826,301      442,758      207,063    2,437

      With LT5 or with any one of EBP or HAV and
   GMWB
      BOP Unit Value                                         $      6.98  $      6.72  $      6.21           --
      EOP Unit Value                                         $      7.48  $      6.98  $      6.72  $      6.21       --
      Number of Units                                          2,366,611    3,719,319      387,463      262,995       --

      With HAV, EBP and GRO Plus or with any one
   combo 5% or HDV and Gro Plus
      BOP Unit Value                                         $     12.72  $     12.26  $     11.35           --
      EOP Unit Value                                         $     13.62  $     12.72  $     12.26  $     11.35       --
      Number of Units                                            200,801      212,707       52,718       10,550       --

      With any one of HAV or EBP & LT5 or GMWB,
   HAV & EBP or with any one combo 5% or HDV and
   GMWB
      BOP Unit Value                                         $     11.41  $     11.00           --           --
      EOP Unit Value                                         $     12.20  $     11.41  $     11.00           --       --
      Number of Units                                            201,367      282,113       33,939           --       --

      With LT5, HAV & EBP or with any combo 5% or
   HDV & LT5 or GMWB, HDV and EBP
      BOP Unit Value                                         $     10.66           --           --           --
      EOP Unit Value                                         $     11.37  $     10.66           --           --       --
      Number of Units                                            321,176      517,290           --           --       --

AST Marsico Capital Growth (1997)

      With any one of GRO Plus, EBP or HAV
      BOP Unit Value                                         $     14.62  $     13.95  $     12.30  $      9.51
      EOP Unit Value                                         $     15.38  $     14.62  $     13.95  $     12.30     9.51
      Number of Units                                         33,382,333   41,075,737   30,793,077   14,975,841  457,013

      With GMWB
      BOP Unit Value                                         $     14.58  $     13.92  $     12.28           --
      EOP Unit Value                                         $     15.32  $     14.58  $     13.92  $     12.28       --
      Number of Units                                          3,475,065    4,378,768    3,136,818      215,988       --

Sub-account                                                         2006         2005         2004        2003      2002
-----------                                                      -----------  -----------  ----------  ----------  ------
      With any two of GRO Plus, EBP or HAV or with any one
   of combo 5% or HDV
      BOP Unit Value                                             $     14.51  $     13.88  $    12.26  $     9.51
      EOP Unit Value                                             $     15.22  $     14.51  $    13.88  $    12.26    9.51
      Number of Units                                              6,494,429    7,428,911   4,692,895   2,031,583  30,465

      With LT5 or with any one of EBP or HAV and GMWB
      BOP Unit Value                                             $      9.63  $      9.22  $     8.16          --
      EOP Unit Value                                             $     10.10  $      9.63  $     9.22  $     8.16      --
      Number of Units                                             24,648,331   29,347,496   2,016,277     925,591      --

      With HAV, EBP and GRO Plus or with any one combo
   5% or HDV and Gro Plus
      BOP Unit Value                                             $     14.39  $     13.80  $    12.23          --
      EOP Unit Value                                             $     15.06  $     14.39  $    13.80  $    12.23      --
      Number of Units                                              1,850,986    1,322,889     578,919      70,776      --

      With any one of HAV or EBP & LT5 or GMWB,
   HAV & EBP or with any one combo 5% or HDV and GMWB
      BOP Unit Value                                             $     12.09  $     11.61          --          --
      EOP Unit Value                                             $     12.64  $     12.09  $    11.61          --      --
      Number of Units                                              2,285,303    2,709,442     263,104          --      --

      With LT5, HAV & EBP or with any combo 5% or
   HDV & LT5 or GMWB, HDV and EBP
      BOP Unit Value                                             $     10.80           --          --          --
      EOP Unit Value                                             $     11.27  $     10.80          --          --      --
      Number of Units                                              4,932,382    6,051,062          --          --      --

AST Goldman Sachs Concentrated Growth (1992)

      With any one of GRO Plus, EBP or HAV
      BOP Unit Value                                             $     11.99  $     11.83  $    11.63  $     9.46
      EOP Unit Value                                             $     12.94  $     11.99  $    11.83  $    11.63    9.46
      Number of Units                                              1,596,091    1,573,425   1,641,544     715,845  41,632

      With GMWB
      BOP Unit Value                                             $     11.95  $     11.80  $    11.61          --
      EOP Unit Value                                             $     12.88  $     11.95  $    11.80  $    11.61      --
      Number of Units                                                143,727      143,016     122,739      17,452      --

      With any two of GRO Plus, EBP or HAV or with any one
   of combo 5% or HDV
      BOP Unit Value                                             $     11.89  $     11.76  $    11.59          --
      EOP Unit Value                                             $     12.80  $     11.89  $    11.76  $    11.59      --
      Number of Units                                                403,594      320,762     277,607      49,620      --

      With LT5 or with any one of EBP or HAV and GMWB
      BOP Unit Value                                             $      4.51  $      4.46  $     4.40          --
      EOP Unit Value                                             $      4.85  $      4.51  $     4.46  $     4.40      --
      Number of Units                                                542,823      598,056     541,661     395,905      --

      With HAV, EBP and GRO Plus or with any one combo
   5% or HDV and Gro Plus
      BOP Unit Value                                             $     11.80  $     11.70  $    11.56          --
      EOP Unit Value                                             $     12.67  $     11.80  $    11.70  $    11.56      --
      Number of Units                                                 61,298       32,085      10,426         242      --

      With any one of HAV or EBP & LT5 or GMWB,
   HAV & EBP or with any one combo 5% or HDV and GMWB
      BOP Unit Value                                             $     10.62  $     10.54          --          --
      EOP Unit Value                                             $     11.39  $     10.62  $    10.54          --      --
      Number of Units                                                 16,680       11,547      12,303          --      --

      With LT5, HAV & EBP or with any combo 5% or
   HDV & LT5 or GMWB, HDV and EBP
      BOP Unit Value                                             $     10.66           --          --          --
      EOP Unit Value                                             $     11.40  $     10.66          --          --      --
      Number of Units                                                     --           --          --          --      --

Sub-account                                                            2006        2005        2004       2003     2002
-----------                                                         ----------  ----------  ----------  --------  ------
AST DeAm Large-Cap Value (2000)

      With any one of GRO Plus, EBP or HAV
      BOP Unit Value                                                $    15.41  $    14.36  $    12.39  $   9.98
      EOP Unit Value                                                $    18.40  $    15.41  $    14.36  $  12.39    9.98
      Number of Units                                                3,383,186   1,705,077   1,347,344   583,969  18,250

      With GMWB
      BOP Unit Value                                                $    15.36  $    14.33  $    12.38        --
      EOP Unit Value                                                $    18.32  $    15.36  $    14.33  $  12.38      --
      Number of Units                                                  539,030     278,564     175,087     9,674      --

      With any two of GRO Plus, EBP or HAV or with any one of
   combo 5% or HDV
      BOP Unit Value                                                $    15.28  $    14.29  $    12.36  $   9.97
      EOP Unit Value                                                $    18.21  $    15.28  $    14.29  $  12.36    9.97
      Number of Units                                                  795,655     532,090     234,446    58,333   4,906

      With LT5 or with any one of EBP or HAV and GMWB
      BOP Unit Value                                                $    11.45  $    10.72  $     9.28        --
      EOP Unit Value                                                $    13.63  $    11.45  $    10.72  $   9.28      --
      Number of Units                                                  220,823     249,861     199,601   137,247      --

      With HAV, EBP and GRO Plus or with any one combo 5% or
   HDV and Gro Plus
      BOP Unit Value                                                $    15.16  $    14.21  $    12.32        --
      EOP Unit Value                                                $    18.01  $    15.16  $    14.21  $  12.32      --
      Number of Units                                                   64,513      24,769      16,355     4,412      --

      With any one of HAV or EBP & LT5 or GMWB, HAV &
   EBP or with any one combo 5% or HDV and GMWB
      BOP Unit Value                                                $    13.06  $    12.25          --        --
      EOP Unit Value                                                $    15.50  $    13.06  $    12.25        --      --
      Number of Units                                                   24,606      20,481       6,163        --      --

      With LT5, HAV & EBP or with any combo 5% or HDV &
   LT5 or GMWB, HDV and EBP
      BOP Unit Value                                                $    10.62          --          --        --
      EOP Unit Value                                                $    12.57  $    10.62          --        --      --
      Number of Units                                                    7,753      28,998          --        --      --

AST Alliance/Bernstein Growth + Value (2001)

      With any one of GRO Plus, EBP or HAV
      BOP Unit Value                                                $    14.43  $    13.07  $    12.11  $   9.79
      EOP Unit Value                                                        --  $    14.43  $    13.07  $  12.11    9.79
      Number of Units                                                       --          --   1,011,796   667,395  11,345

      With GMWB
      BOP Unit Value                                                $    14.38  $    13.05  $    12.09        --
      EOP Unit Value                                                        --  $    14.38  $    13.05  $  12.09      --
      Number of Units                                                       --          --      72,365     5,118      --

      With any two of GRO Plus, EBP or HAV or with any one of
   combo 5% or HDV
      BOP Unit Value                                                $    14.31  $    13.00  $    12.07  $   9.79
      EOP Unit Value                                                        --  $    14.31  $    13.00  $  12.07    9.79
      Number of Units                                                       --          --     256,194   115,455     704

      With LT5 or with any one of EBP or HAV and GMWB
      BOP Unit Value                                                $    10.23  $     9.31  $     8.65        --
      EOP Unit Value                                                        --  $    10.23  $     9.31  $   8.65      --
      Number of Units                                                       --          --     215,645   154,955      --

      With HAV, EBP and GRO Plus or with any one combo 5% or
   HDV and Gro Plus
      BOP Unit Value                                                $    14.20  $    12.93  $    12.04        --
      EOP Unit Value                                                        --  $    14.20  $    12.93  $  12.04      --

Sub-account                                                         2006        2005        2004        2003      2002
-----------                                                      ----------  ----------  ----------  ----------  -------
      Number of Units                                                    --          --       7,165       1,041       --

      With any one of HAV or EBP & LT5 or GMWB, HAV &
   EBP or with any one combo 5% or HDV and GMWB
      BOP Unit Value                                             $    12.24  $    11.15          --          --
      EOP Unit Value                                                     --  $    12.24  $    11.15          --       --
      Number of Units                                                    --          --       1,191          --       --

      With LT5, HAV & EBP or with any combo 5% or HDV &
   LT5 or GMWB, HDV and EBP
      BOP Unit Value                                             $    11.23          --          --          --
      EOP Unit Value                                                     --  $    11.23          --          --       --
      Number of Units                                                    --          --          --          --       --

AST Alliance Bernstein Core Value (2001)

      With any one of GRO Plus, EBP or HAV
      BOP Unit Value                                             $    14.68  $    14.18  $    12.69  $    10.08
      EOP Unit Value                                             $    17.47  $    14.68  $    14.18  $    12.69    10.08
      Number of Units                                             5,825,933   3,809,638   3,959,115   2,277,726  386,259

      With GMWB
      BOP Unit Value                                             $    14.63  $    14.15  $    12.67          --
      EOP Unit Value                                             $    17.40  $    14.63  $    14.15  $    12.67       --
      Number of Units                                               446,357     256,525     220,419      11,518       --

      With any two of GRO Plus, EBP or HAV or with any one
   of combo 5% or HDV
      BOP Unit Value                                             $    14.56  $    14.10  $    12.65  $    10.08
      EOP Unit Value                                             $    17.29  $    14.56  $    14.10  $    12.65    10.08
      Number of Units                                             1,007,854     620,109     534,389     328,567   30,510

      With LT5 or with any one of EBP or HAV and GMWB
      BOP Unit Value                                             $    12.20  $    11.83  $    10.62          --
      EOP Unit Value                                             $    14.47  $    12.20  $    11.83  $    10.62       --
      Number of Units                                             2,885,427     869,597     303,689     216,416       --

      With HAV, EBP and GRO Plus or with any one combo
   5% or HDV and Gro Plus
      BOP Unit Value                                             $    14.45  $    14.03  $    12.62          --
      EOP Unit Value                                             $    17.11  $    14.45  $    14.03  $    12.62       --
      Number of Units                                               733,091      88,839      49,912      10,893       --

      With any one of HAV or EBP & LT5 or GMWB, HAV &
   EBP or with any one combo 5% or HDV and GMWB
      BOP Unit Value                                             $    12.21  $    11.86          --          --
      EOP Unit Value                                             $    14.44  $    12.21  $    11.86          --       --
      Number of Units                                               383,107     207,462      57,669          --       --

      With LT5, HAV & EBP or with any combo 5% or HDV &
   LT5 or GMWB, HDV and EBP
      BOP Unit Value                                             $    10.22          --          --          --
      EOP Unit Value                                             $    12.06  $    10.22          --          --       --
      Number of Units                                               465,909     215,251          --          --       --

AST Cohen & Steers Real Estate (1998)

      With any one of GRO Plus, EBP or HAV
      BOP Unit Value                                             $    21.22  $    18.84  $    13.92  $    10.33
      EOP Unit Value                                             $    28.47  $    21.22  $    18.84  $    13.92    10.33
      Number of Units                                             3,649,289   2,826,661   2,863,749   1,376,696   41,098

      With GMWB
      BOP Unit Value                                             $    21.16  $    18.80  $    13.91          --
      EOP Unit Value                                             $    28.35  $    21.16  $    18.80  $    13.91       --
      Number of Units                                               318,743     199,018     184,027      13,615       --

      With any two of GRO Plus, EBP or HAV or with any one of combo 5% or HDV

Sub-account                                                         2006        2005        2004        2003      2002
-----------                                                      ----------  ----------  ----------  ----------  ------
      BOP Unit Value                                             $    21.06  $    18.74  $    13.88  $    10.32
      EOP Unit Value                                             $    28.17  $    21.06  $    18.74  $    13.88   10.32
      Number of Units                                               782,064     634,076     538,151     270,852   6,429

      With LT5 or with any one of EBP or HAV and GMWB
      BOP Unit Value                                             $    15.85  $    14.12  $    10.47          --
      EOP Unit Value                                             $    21.18  $    15.85  $    14.12  $    10.47      --
      Number of Units                                                81,551      81,009      68,406       8,884      --

      With HAV, EBP and GRO Plus or with any one combo 5%
   or HDV and Gro Plus
      BOP Unit Value                                             $    20.89  $    18.64  $    13.84
      EOP Unit Value                                             $    27.88  $    20.89  $    18.64  $    13.84
      Number of Units                                                84,382      49,397      17,014       8,189

      With any one of HAV or EBP & LT5 or GMWB, HAV &
   EBP or with any one combo 5% or HDV and GMWB
      BOP Unit Value                                             $    15.76  $    14.07          --          --
      EOP Unit Value                                             $    21.01  $    15.76  $    14.07          --      --
      Number of Units                                                34,372      20,509       5,246          --      --

      With LT5, HAV & EBP or with any combo 5% or HDV &
   LT5 or GMWB, HDV and EBP
      BOP Unit Value                                             $    11.91          --          --          --
      EOP Unit Value                                             $    15.83  $    11.91          --          --      --
      Number of Units                                                    --       1,262          --          --      --

AST Alliance Bernstein Managed Index 500 (1998)

      With any one of GRO Plus, EBP or HAV
      BOP Unit Value                                             $    13.43  $    13.22  $    12.25  $     9.81
      EOP Unit Value                                             $    14.83  $    13.43  $    13.22  $    12.25    9.81
      Number of Units                                             3,708,073   3,733,992   3,486,237   2,209,334  79,915

      With GMWB
      BOP Unit Value                                             $    13.38  $    13.19  $    12.24          --
      EOP Unit Value                                             $    14.77  $    13.38  $    13.19  $    12.24      --
      Number of Units                                               411,412     463,127     389,368      16,957      --

      With any two of GRO Plus, EBP or HAV or with any one
   of combo 5% or HDV
      BOP Unit Value                                             $    13.32  $    13.15  $    12.22  $     9.81
      EOP Unit Value                                             $    14.68  $    13.32  $    13.15  $    12.22    9.81
      Number of Units                                               584,148     593,365     352,176     203,573     383

      With LT5 or with any one of EBP or HAV and GMWB
      BOP Unit Value                                             $     8.69  $     8.58  $     7.98          --
      EOP Unit Value                                             $     9.56  $     8.69  $     8.58  $     7.98      --
      Number of Units                                               479,261     567,060     343,296     293,662      --

      With HAV, EBP and GRO Plus or with any one combo 5%
   or HDV and Gro Plus
      BOP Unit Value                                             $    13.22  $    13.08  $    12.18          --
      EOP Unit Value                                             $    14.52  $    13.22  $    13.08  $    12.18      --
      Number of Units                                                60,178      42,373       9,296       4,899      --

      With any one of HAV or EBP & LT5 or GMWB, HAV &
   EBP or with any one combo 5% or HDV and GMWB
      BOP Unit Value                                             $    11.42  $    11.31          --          --
      EOP Unit Value                                             $    12.54  $    11.42  $    11.31          --      --
      Number of Units                                                53,218      49,554      43,627          --      --

      With LT5, HAV & EBP or with any combo 5% or HDV &
   LT5 or GMWB, HDV and EBP
      BOP Unit Value                                             $    10.31          --          --          --
      EOP Unit Value                                             $    11.29  $    10.31          --          --      --
      Number of Units                                                 1,479       1,928          --          --      --

AST American Century Income & Growth (1997)

Sub-account                                                     2006         2005         2004         2003       2002
-----------                                                  -----------  -----------  -----------  -----------  -------
      With any one of GRO Plus, EBP or HAV
      BOP Unit Value                                         $     14.17  $     13.80  $     12.50  $      9.89
      EOP Unit Value                                         $     16.24  $     14.17  $     13.80  $     12.50     9.89
      Number of Units                                          2,456,510    2,300,793    2,219,323      846,118   36,829

      With GMWB
      BOP Unit Value                                         $     14.12  $     13.77  $     12.48           --
      EOP Unit Value                                         $     16.18  $     14.12  $     13.77  $     12.48       --
      Number of Units                                            278,461      238,151      198,789        2,386       --

      With any two of GRO Plus, EBP or HAV or with any
   one of combo 5% or HDV
      BOP Unit Value                                         $     14.06  $     13.73  $     12.46  $      9.89
      EOP Unit Value                                         $     16.07  $     14.06  $     13.73  $     12.46     9.89
      Number of Units                                            566,185      407,960      368,328      124,008    8,874

      With LT5 or with any one of EBP or HAV and
   GMWB
      BOP Unit Value                                         $      9.25  $      9.04  $      8.22           --
      EOP Unit Value                                         $     10.56  $      9.25  $      9.04  $      8.22       --
      Number of Units                                            335,193      370,561      372,540      195,232       --

      With HAV, EBP and GRO Plus or with any one
   combo 5% or HDV and Gro Plus
      BOP Unit Value                                         $     13.95  $     13.65  $     12.43           --
      EOP Unit Value                                         $     15.91  $     13.95  $     13.65  $     12.43       --
      Number of Units                                             69,176       46,622       25,550        4,612       --

      With any one of HAV or EBP & LT5 or GMWB,
   HAV & EBP or with any one combo 5% or HDV and
   GMWB
      BOP Unit Value                                         $     11.96  $     11.72           --           --
      EOP Unit Value                                         $     13.63  $     11.96  $     11.72           --       --
      Number of Units                                              9,301       15,334        7,406           --       --

      With LT5, HAV & EBP or with any combo 5% or
   HDV & LT5 or GMWB, HDV and EBP
      BOP Unit Value                                         $     10.24           --           --           --
      EOP Unit Value                                         $     11.64  $     10.24           --           --       --
      Number of Units                                              1,255        1,392           --           --       --

AST Alliance Bernstein Growth & Income (1992)

      With any one of GRO Plus, EBP or HAV
      BOP Unit Value                                         $     14.30  $     13.91  $     12.77  $      9.83
      EOP Unit Value                                         $     16.45  $     14.30  $     13.91  $     12.77     9.83
      Number of Units                                         27,267,301   38,456,039   27,268,222   13,386,166  165,588

      With GMWB
      BOP Unit Value                                         $     14.25  $     13.88  $     12.76           --
      EOP Unit Value                                         $     16.38  $     14.25  $     13.88  $     12.76       --
      Number of Units                                          2,911,174    4,265,750    2,899,917      187,011       --

      With any two of GRO Plus, EBP or HAV or with any
   one of combo 5% or HDV
      BOP Unit Value                                         $     14.18  $     13.83  $     12.74  $      9.83
      EOP Unit Value                                         $     16.28  $     14.18  $     13.83  $     12.74     9.83
      Number of Units                                          5,511,714    7,461,227    4,694,207    2,029,598    6,100

      With LT5 or with any one of EBP or HAV and
   GMWB
      BOP Unit Value                                         $     10.98  $     10.72  $      9.88           --
      EOP Unit Value                                         $     12.59  $     10.98  $     10.72  $      9.88       --
      Number of Units                                         17,583,959   26,378,598    1,731,512      976,756       --

      With HAV, EBP and GRO Plus or with any one
   combo 5% or HDV and Gro Plus
      BOP Unit Value                                         $     14.07  $     13.76  $     12.70           --
      EOP Unit Value                                         $     16.11  $     14.07  $     13.76  $     12.70       --
      Number of Units                                          1,130,820    1,367,534      564,502       69,435       --

Sub-account                                                            2006        2005        2004       2003     2002
-----------                                                         ----------  ----------  ----------  --------  ------
      With any one of HAV or EBP & LT5 or GMWB, HAV &
   EBP or with any one combo 5% or HDV and GMWB
      BOP Unit Value                                                $    11.75  $    11.50          --        --
      EOP Unit Value                                                $    13.43  $    11.75  $    11.50        --      --
      Number of Units                                                1,822,699   2,705,504     228,955        --      --

      With LT5, HAV & EBP or with any combo 5% or HDV &
   LT5 or GMWB, HDV and EBP
      BOP Unit Value                                                $    10.17          --          --        --
      EOP Unit Value                                                $    11.60  $    10.17          --        --      --
      Number of Units                                                4,545,057   6,507,116          --        --      --

AST Large Cap Value

      With any one of GRO Plus, EBP or HAV
      BOP Unit Value                                                $    13.78  $    13.19  $    11.65  $   9.90
      EOP Unit Value                                                $    16.01  $    13.78  $    13.19  $  11.65     9.9
      Number of Units                                                3,946,641   3,227,694   1,916,775   651,074  30,714

      With GMWB
      BOP Unit Value                                                $    13.73  $    13.16  $    11.63        --
      EOP Unit Value                                                $    15.94  $    13.73  $    13.16  $  11.63      --
      Number of Units                                                  464,393     405,887     173,888    21,961      --

      With any two of GRO Plus, EBP or HAV or with any one of
   combo 5% or HDV
      BOP Unit Value                                                $    13.67  $    13.12  $    11.61  $   9.90
      EOP Unit Value                                                $    15.84  $    13.67  $    13.12  $  11.61     9.9
      Number of Units                                                  854,051     661,210     198,898    90,092   5,934

      With LT5 or with any one of EBP or HAV and GMWB
      BOP Unit Value                                                $    10.17  $     9.78  $     8.66        --
      EOP Unit Value                                                $    11.78  $    10.17  $     9.78  $   8.66      --
      Number of Units                                                3,666,066   1,212,692     419,818   347,275      --

      With HAV, EBP and GRO Plus or with any one combo 5% or
   HDV and Gro Plus
      BOP Unit Value                                                $    13.56  $    13.05  $    11.58        --
      EOP Unit Value                                                $    15.68  $    13.56  $    13.05  $  11.58      --
      Number of Units                                                  871,822      86,799      37,159       332      --

      With any one of HAV or EBP & LT5 or GMWB, HAV &
   EBP or with any one combo 5% or HDV and GMWB
      BOP Unit Value                                                $    12.19  $    11.75          --        --
      EOP Unit Value                                                $    14.08  $    12.19  $    11.75        --      --
      Number of Units                                                  350,356     143,888      23,032        --      --

      With LT5, HAV & EBP or with any combo 5% or HDV &
   LT5 or GMWB, HDV and EBP
      BOP Unit Value                                                $    10.46          --          --        --
      EOP Unit Value                                                $    12.05  $    10.46          --        --      --
      Number of Units                                                  464,610     208,695          --        --      --

AST UBS Dynamic Alpha
formerly, AST Global Allocation (1993)

      With any one of GRO Plus, EBP or HAV
      BOP Unit Value                                                $    13.32  $    12.70  $    11.65  $   9.94
      EOP Unit Value                                                $    14.52  $    13.32  $    12.70  $  11.65    9.94
      Number of Units                                                  602,700     481,111     278,657   155,865   3,088

      With GMWB
      BOP Unit Value                                                $    13.28  $    12.67  $    11.64        --
      EOP Unit Value                                                $    14.46  $    13.28  $    12.67  $  11.64      --
      Number of Units                                                  103,991      96,396      35,622       483      --

      With any two of GRO Plus, EBP or HAV or with any one of
   combo 5% or HDV
      BOP Unit Value                                                $    13.21  $    12.63  $    11.62  $   9.93

Sub-account                                                            2006        2005        2004       2003     2002
-----------                                                         ----------  ----------  ----------  --------  ------
      EOP Unit Value                                                $    14.37  $    13.21  $    12.63  $  11.62    9.93
      Number of Units                                                  116,438      84,700      52,110    34,914      94

      With LT5 or with any one of EBP or HAV and GMWB
      BOP Unit Value                                                $     9.53  $     9.12  $     8.40        --
      EOP Unit Value                                                $    10.35  $     9.53  $     9.12  $   8.40      --
      Number of Units                                                  256,302     269,714     290,887   303,295      --

      With HAV, EBP and GRO Plus or with any one combo 5% or
   HDV and Gro Plus
      BOP Unit Value                                                $    13.11  $    12.56  $    11.58        --
      EOP Unit Value                                                $    14.22  $    13.11  $    12.56  $  11.58      --
      Number of Units                                                   15,434      12,494       2,849     1,169      --

      With any one of HAV or EBP & LT5 or GMWB, HAV &
   EBP or with any one combo 5% or HDV and GMWB
      BOP Unit Value                                                $    11.71  $    11.23          --        --
      EOP Unit Value                                                $    12.69  $    11.71  $    11.23        --      --
      Number of Units                                                   11,174       3,071       2,193        --      --

      With LT5, HAV & EBP or with any combo 5% or HDV &
   LT5 or GMWB, HDV and EBP
      BOP Unit Value                                                $    10.53          --          --        --
      EOP Unit Value                                                $    11.38  $    10.53          --        --      --
      Number of Units                                                       --          --          --        --      --

AST American Century Strategic Allocation formerly, AST American Century Strategic Balanced (1997)

      With any one of GRO Plus, EBP or HAV
      BOP Unit Value                                                $    12.75  $    12.43  $    11.62  $   9.97
      EOP Unit Value                                                $    13.72  $    12.75  $    12.43  $  11.62    9.97
      Number of Units                                                1,619,748   1,619,986   1,308,462   930,516  15,835

      With GMWB
      BOP Unit Value                                                $    12.71  $    12.40  $    11.61        --
      EOP Unit Value                                                $    13.66  $    12.71  $    12.40  $  11.61      --
      Number of Units                                                  187,318     219,955     175,763    18,977      --

      With any two of GRO Plus, EBP or HAV or with any one of
   combo 5% or HDV
      BOP Unit Value                                                $    12.65  $    12.36  $    11.59  $   9.97
      EOP Unit Value                                                $    13.58  $    12.65  $    12.36  $  11.59    9.97
      Number of Units                                                  245,331     268,707     186,307    58,741   2,760

      With LT5 or with any one of EBP or HAV and GMWB
      BOP Unit Value                                                $    10.30  $    10.08  $     9.46        --
      EOP Unit Value                                                $    11.05  $    10.30  $    10.08  $   9.46      --
      Number of Units                                                  192,538     210,896     218,686   196,909      --

      With HAV, EBP and GRO Plus or with any one combo 5% or
   HDV and Gro Plus
      BOP Unit Value                                                $    12.55  $    12.29  $    11.56        --
      EOP Unit Value                                                $    13.44  $    12.55  $    12.29  $  11.56      --
      Number of Units                                                   18,651      42,898      18,231    11,783      --

      With any one of HAV or EBP & LT5 or GMWB, HAV &
   EBP or with any one combo 5% or HDV and GMWB
      BOP Unit Value                                                $    11.19  $    10.98          --        --
      EOP Unit Value                                                $    11.97  $    11.19  $    10.98        --      --
      Number of Units                                                   12,492         210         125        --      --

      With LT5, HAV & EBP or with any combo 5% or HDV &
   LT5 or GMWB, HDV and EBP
      BOP Unit Value                                                $    10.22          --          --        --
      EOP Unit Value                                                $    10.90  $    10.22          --        --      --
      Number of Units                                                       --          --          --        --      --

AST T. Rowe Price Asset Allocation (1994)

Sub-account                                                         2006        2005        2004        2003      2002
-----------                                                      ----------  ----------  ----------  ----------  ------
      With any one of GRO Plus, EBP or HAV
      BOP Unit Value                                             $    13.57  $    13.22  $    12.12  $     9.96
      EOP Unit Value                                             $    14.98  $    13.57  $    13.22  $    12.12    9.96
      Number of Units                                             3,596,335   2,860,901   2,109,855     955,716  21,928

      With GMWB
      BOP Unit Value                                             $    13.53  $    13.19  $    12.11          --
      EOP Unit Value                                             $    14.92  $    13.53  $    13.19  $    12.11      --
      Number of Units                                               549,051     401,044     349,177      27,414      --

      With any two of GRO Plus, EBP or HAV or with any one
   of combo 5% or HDV
      BOP Unit Value                                             $    13.47  $    13.15  $    12.09  $     9.96
      EOP Unit Value                                             $    14.82  $    13.47  $    13.15  $    12.09    9.96
      Number of Units                                               899,160     806,582     464,055     160,339     150

      With LT5 or with any one of EBP or HAV and GMWB
      BOP Unit Value                                             $    11.65  $    11.38  $    10.48          --
      EOP Unit Value                                             $    12.81  $    11.65  $    11.38  $    10.48      --
      Number of Units                                               985,266      52,235      39,231       2,741      --

      With HAV, EBP and GRO Plus or with any one combo 5%
   or HDV and Gro Plus
      BOP Unit Value                                             $    13.36  $    13.08  $    12.05
      EOP Unit Value                                             $    14.67  $    13.36  $    13.08  $    12.05
      Number of Units                                               220,578      75,063      46,336      31,706

      With any one of HAV or EBP & LT5 or GMWB, HAV &
   EBP or with any one combo 5% or HDV and GMWB
      BOP Unit Value                                             $    11.58  $    11.35          --          --
      EOP Unit Value                                             $    12.71  $    11.58  $    11.35          --      --
      Number of Units                                               114,890      40,171       9,372          --      --

      With LT5, HAV & EBP or with any combo 5% or HDV &
   LT5 or GMWB, HDV and EBP
      BOP Unit Value                                             $    10.26          --          --          --
      EOP Unit Value                                             $    11.23  $    10.26          --          --      --
      Number of Units                                               132,697          --          --          --      --

AST T. Rowe Price Global Bond (1994)

      With any one of GRO Plus, EBP or HAV
      BOP Unit Value                                             $    11.40  $    12.17  $    11.42  $    10.31
      EOP Unit Value                                             $    11.89  $    11.40  $    12.17  $    11.42   10.31
      Number of Units                                             8,138,223   9,677,417   6,387,666   1,827,606  36,822

      With GMWB
      BOP Unit Value                                             $    11.37  $    12.14  $    11.40          --
      EOP Unit Value                                             $    11.84  $    11.37  $    12.14  $    11.40      --
      Number of Units                                               798,214   1,035,774     712,411      24,361      --

      With any two of GRO Plus, EBP or HAV or with any one
   of combo 5% or HDV
      BOP Unit Value                                             $    11.31  $    12.10  $    11.38  $    10.31
      EOP Unit Value                                             $    11.76  $    11.31  $    12.10  $    11.38   10.31
      Number of Units                                             1,805,420   1,956,700   1,195,848     279,110   3,700

      With LT5 or with any one of EBP or HAV and GMWB
      BOP Unit Value                                             $    13.12  $    14.05  $    13.23          --
      EOP Unit Value                                             $    13.63  $    13.12  $    14.05  $    13.23      --
      Number of Units                                             3,724,317   5,107,688     191,816     148,319      --

      With HAV, EBP and GRO Plus or with any one combo 5%
   or HDV and Gro Plus
      BOP Unit Value                                             $    11.22  $    12.04  $    11.35          --
      EOP Unit Value                                             $    11.64  $    11.22  $    12.04  $    11.35      --
      Number of Units                                               323,151     331,045     137,089      12,591      --

Sub-account                                                         2006        2005         2004        2003      2002
-----------                                                      ----------  -----------  ----------  ----------  -------
      With any one of HAV or EBP & LT5 or GMWB, HAV
   & EBP or with any one combo 5% or HDV and GMWB
      BOP Unit Value                                             $    10.19  $     10.94          --          --
      EOP Unit Value                                             $    10.56  $     10.19  $    10.94          --       --
      Number of Units                                               567,601      769,441      43,652          --       --

      With LT5, HAV & EBP or with any combo 5% or
   HDV & LT5 or GMWB, HDV and EBP
      BOP Unit Value                                             $     9.36           --          --          --
      EOP Unit Value                                             $     9.68  $      9.36          --          --       --
      Number of Units                                             1,204,466    1,654,787          --          --       --

AST High Yield
formerly, AST High Yield Bond

      With any one of GRO Plus, EBP or HAV
      BOP Unit Value                                             $    13.23  $     13.34  $    12.24  $    10.26
      EOP Unit Value                                             $    14.33  $     13.23  $    13.34  $    12.24    10.26
      Number of Units                                             3,605,228    4,036,185   4,901,936   3,684,174   74,022

      With GMWB
      BOP Unit Value                                             $    13.19  $     13.31  $    12.23          --
      EOP Unit Value                                             $    14.27  $     13.19  $    13.31  $    12.23       --
      Number of Units                                               694,301      582,997     426,333      27,535       --

      With any two of GRO Plus, EBP or HAV or with any one
   of combo 5% or HDV
      BOP Unit Value                                             $    13.13  $     13.27  $    12.21  $    10.26
      EOP Unit Value                                             $    14.18  $     13.13  $    13.27  $    12.21    10.26
      Number of Units                                               857,624      742,527     707,876     379,114    6,524

      With LT5 or with any one of EBP or HAV and GMWB
      BOP Unit Value                                             $    11.37  $     11.51  $    10.60          --
      EOP Unit Value                                             $    12.27  $     11.37  $    11.51  $    10.60       --
      Number of Units                                               534,766      610,956     545,726     346,126       --

      With HAV, EBP and GRO Plus or with any one combo
   5% or HDV and Gro Plus
      BOP Unit Value                                             $    13.02  $     13.20  $    12.17          --
      EOP Unit Value                                             $    14.03  $     13.02  $    13.20  $    12.17       --
      Number of Units                                               134,168       79,371      54,058      28,237       --

      With any one of HAV or EBP & LT5 or GMWB,
   HAV & EBP or with any one combo 5% or HDV and GMWB
      BOP Unit Value                                             $    11.09  $     11.24          --          --
      EOP Unit Value                                             $    11.93  $     11.09  $    11.24          --       --
      Number of Units                                               199,447      220,086      65,084          --       --

      With LT5, HAV & EBP or with any combo 5% or
   HDV & LT5 or GMWB, HDV and EBP
      BOP Unit Value                                             $     9.77           --          --          --
      EOP Unit Value                                             $    10.48  $      9.77          --          --       --
      Number of Units                                                 2,667        2,373          --          --       --

AST Lord Abbett Bond-Debenture (2000)

      With any one of GRO Plus, EBP or HAV
      BOP Unit Value                                             $    12.46  $     12.56  $    11.92  $    10.23
      EOP Unit Value                                             $    13.43  $     12.46  $    12.56  $    11.92    10.23
      Number of Units                                             9,529,259   11,711,617   7,337,467   4,628,945  162,571

      With GMWB
      BOP Unit Value                                             $    12.42  $     12.53  $    11.90          --
      EOP Unit Value                                             $    13.37  $     12.42  $    12.53  $    11.90       --
      Number of Units                                             1,365,237    1,672,135     904,128      42,593       --

      With any two of GRO Plus, EBP or HAV or with any one
   of combo 5% or HDV
      BOP Unit Value                                             $    12.36  $     12.49  $    11.88  $    10.23

Sub-account                                                     2006         2005         2004         2003       2002
-----------                                                  -----------  -----------  -----------  -----------  -------
      EOP Unit Value                                         $     13.29  $     12.36  $     12.49  $     11.88    10.23
      Number of Units                                          2,027,743    2,372,397    1,314,641      624,019    7,474

      With LT5 or with any one of EBP or HAV and
   GMWB
      BOP Unit Value                                         $     12.04  $     12.18  $     11.60           --
      EOP Unit Value                                         $     12.92  $     12.04  $     12.18  $     11.60       --
      Number of Units                                          4,627,555    6,285,215      732,155      423,485       --

      With HAV, EBP and GRO Plus or with any one
   combo 5% or HDV and Gro Plus
      BOP Unit Value                                         $     12.27  $     12.42  $     11.85           --
      EOP Unit Value                                         $     13.15  $     12.27  $     12.42  $     11.85       --
      Number of Units                                            414,839      465,230      155,764       28,346       --

      With any one of HAV or EBP & LT5 or GMWB,
   HAV & EBP or with any one combo 5% or HDV and
   GMWB
      BOP Unit Value                                         $     10.73  $     10.88           --           --
      EOP Unit Value                                         $     11.49  $     10.73  $     10.88           --       --
      Number of Units                                            538,793      725,723       85,669           --       --

      With LT5, HAV & EBP or with any combo 5% or
   HDV & LT5 or GMWB, HDV and EBP
      BOP Unit Value                                         $      9.86           --           --           --
      EOP Unit Value                                         $     10.53  $      9.86           --           --       --
      Number of Units                                          1,315,435    1,664,014           --           --       --

AST PIMCO Total Return Bond (1994)

      With any one of GRO Plus, EBP or HAV
      BOP Unit Value                                         $     10.88  $     10.82  $     10.51  $     10.17
      EOP Unit Value                                         $     11.07  $     10.88  $     10.82  $     10.51    10.17
      Number of Units                                         16,434,843   15,662,179   30,067,867   16,012,778  604,147

      With GMWB
      BOP Unit Value                                         $     10.84  $     10.79  $     10.49           --
      EOP Unit Value                                         $     11.02  $     10.84  $     10.79  $     10.49       --
      Number of Units                                          2,081,850    2,236,621    3,495,678      378,676       --

      With any two of GRO Plus, EBP or HAV or with any
   one of combo 5% or HDV
      BOP Unit Value                                         $     10.79  $     10.76  $     10.48  $     10.17
      EOP Unit Value                                         $     10.96  $     10.79  $     10.76  $     10.48    10.17
      Number of Units                                          3,071,632    2,552,300    4,319,279    2,192,336   36,236

      With LT5 or with any one of EBP or HAV and
   GMWB
      BOP Unit Value                                         $     13.11  $     13.09  $     12.76           --
      EOP Unit Value                                         $     13.30  $     13.11  $     13.09  $     12.76       --
      Number of Units                                          8,896,833    5,088,435    2,344,332    1,558,557       --

      With HAV, EBP and GRO Plus or with any one
   combo 5% or HDV and Gro Plus
      BOP Unit Value                                         $     10.71  $     10.70  $     10.45           --
      EOP Unit Value                                         $     10.84  $     10.71  $     10.70  $     10.45       --
      Number of Units                                          2,181,127      420,796      476,033      119,982       --

      With any one of HAV or EBP & LT5 or GMWB,
   HAV & EBP or with any one combo 5% or HDV and
   GMWB
      BOP Unit Value                                         $     10.31  $     10.32           --           --
      EOP Unit Value                                         $     10.43  $     10.31  $     10.32           --       --
      Number of Units                                          1,377,323      839,169      323,335           --       --

      With LT5, HAV & EBP or with any combo 5% or
   HDV & LT5 or GMWB, HDV and EBP
      BOP Unit Value                                         $     10.06           --           --           --
      EOP Unit Value                                         $     10.15  $     10.06           --           --       --
      Number of Units                                          1,656,324    1,060,545           --           --       --

AST PIMCO Limited Maturity Bond (1995)

Sub-account                                                     2006         2005         2004         2003      2002
-----------                                                  -----------  -----------  -----------  ----------  -------
      With any one of GRO Plus, EBP or HAV
      BOP Unit Value                                         $     10.20  $     10.23  $     10.22  $    10.08
      EOP Unit Value                                         $     10.39  $     10.20  $     10.23  $    10.22    10.08
      Number of Units                                         24,544,154   31,242,913   19,103,280   5,152,783  215,314

      With GMWB
      BOP Unit Value                                         $     10.17  $     10.21  $     10.21          --
      EOP Unit Value                                         $     10.35  $     10.17  $     10.21  $    10.21       --
      Number of Units                                          3,593,391    4,545,782    2,764,809      36,640       --

      With any two of GRO Plus, EBP or HAV or with any
   one of combo 5% or HDV
      BOP Unit Value                                         $     10.12  $     10.17  $     10.19  $    10.08
      EOP Unit Value                                         $     10.28  $     10.12  $     10.17  $    10.19    10.08
      Number of Units                                          4,979,340    5,697,191    2,785,690     636,860   80,547

      With LT5 or with any one of EBP or HAV and
   GMWB
      BOP Unit Value                                         $     11.54  $     11.62  $     11.65          --
      EOP Unit Value                                         $     11.72  $     11.54  $     11.62  $    11.65       --
      Number of Units                                         12,397,970   14,980,148    1,143,298     329,629       --

      With HAV, EBP and GRO Plus or with any one combo
   5% or HDV and Gro Plus
      BOP Unit Value                                         $     10.04  $     10.12  $     10.16          --
      EOP Unit Value                                         $     10.17  $     10.04  $     10.12  $    10.16       --
      Number of Units                                          1,341,592    1,095,565      301,108      35,430       --

      With any one of HAV or EBP & LT5 or GMWB,
   HAV & EBP or with any one combo 5% or HDV and
   GMWB
      BOP Unit Value                                         $      9.87  $      9.96           --          --
      EOP Unit Value                                         $      9.99  $      9.87  $      9.96          --       --
      Number of Units                                          1,612,557    1,998,604      240,337          --       --

      With LT5, HAV & EBP or with any combo 5% or
   HDV & LT5 or GMWB, HDV and EBP
      BOP Unit Value                                         $      9.96           --           --          --
      EOP Unit Value                                         $     10.06  $      9.96           --          --       --
      Number of Units                                          3,462,277    4,098,127           --          --       --

AST Money Market (1992)

      With any one of GRO Plus, EBP or HAV
      BOP Unit Value                                         $      9.83  $      9.75  $      9.86  $     9.99
      EOP Unit Value                                         $     10.09  $      9.83  $      9.75  $     9.86     9.99
      Number of Units                                         17,648,852   14,801,776    8,152,893   7,176,983  999,737

      With GMWB
      BOP Unit Value                                         $      9.80  $      9.73  $      9.85          --
      EOP Unit Value                                         $     10.04  $      9.80  $      9.73  $     9.85       --
      Number of Units                                          1,916,776    2,581,451    1,312,018      81,304       --

      With any two of GRO Plus, EBP or HAV or with any
   one of combo 5% or HDV
      BOP Unit Value                                         $      9.75  $      9.70  $      9.83  $     9.99
      EOP Unit Value                                         $      9.98  $      9.75  $      9.70  $     9.83     9.99
      Number of Units                                          5,452,746    2,932,409    1,742,703   1,118,618   70,899

      With LT5 or with any one of EBP or HAV and
   GMWB
      BOP Unit Value                                         $     10.03  $      9.98  $     10.13          --
      EOP Unit Value                                         $     10.25  $     10.03  $      9.98  $    10.13       --
      Number of Units                                          1,115,761    1,333,707      234,402      35,505       --

      With HAV, EBP and GRO Plus or with any one combo
   5% or HDV and Gro Plus
      BOP Unit Value                                         $      9.68  $      9.65  $      9.80          --
      EOP Unit Value                                         $      9.88  $      9.68  $      9.65  $     9.80       --
      Number of Units                                            777,755    1,112,867      432,144     149,705       --

      With any one of HAV or EBP & LT5 or GMWB,
   HAV & EBP or with any one combo 5% or HDV and GMWB

Sub-account                                                            2006         2005       2004      2003     2002
-----------                                                         -----------  ----------  --------  --------  ------
      BOP Unit Value                                                $      9.81  $     9.79        --        --
      EOP Unit Value                                                $     10.00  $     9.81  $   9.79        --      --
      Number of Units                                                   326,626     668,385    61,321        --      --

      With LT5, HAV & EBP or with any combo 5% or HDV &
   LT5 or GMWB, HDV and EBP
      BOP Unit Value                                                $     10.01          --        --        --
      EOP Unit Value                                                $     10.18  $    10.01        --        --      --
      Number of Units                                                   103,753     125,063        --        --      --

AST Advanced Strategies Portfolio

      With any one of GRO Plus, EBP or HAV
      BOP Unit Value 03/20/2006                                     $     10.00          --        --        --
      EOP Unit Value                                                $     10.64          --        --        --      --
      Number of Units                                                 5,875,082          --        --        --      --
      With GMWB
      BOP Unit Value 03/20/2006                                     $     10.00          --        --        --
      EOP Unit Value                                                $     10.63          --        --        --      --
      Number of Units                                                 1,290,825          --        --        --      --

      With any two of GRO Plus, EBP or HAV or with any one of
   combo 5% or HDV
      BOP Unit Value 03/20/2006                                     $     10.00          --        --        --
      EOP Unit Value                                                $     10.62          --        --        --      --
      Number of Units                                                 1,192,552          --        --        --      --

      With LT5 or with any one of EBP or HAV and GMWB

      BOP Unit Value 03/20/2006                                     $     10.00          --        --        --
      EOP Unit Value                                                $     10.61          --        --        --      --
      Number of Units                                                15,585,099          --        --        --      --

      With HAV, EBP and GRO Plus or with any one combo 5% or
   HDV and Gro Plus
      BOP Unit Value 03/20/2006                                     $     10.00          --        --        --
      EOP Unit Value                                                $     10.60          --        --        --      --
      Number of Units                                                 6,532,178          --        --        --      --

      With any one of HAV or EBP & LT5 or GMWB, HAV & EBP
   or with any one combo 5% or HDV and GMWB
      BOP Unit Value 03/20/2006                                     $     10.00          --        --        --
      EOP Unit Value                                                $     10.59          --        --        --      --
      Number of Units                                                 2,669,191          --        --        --      --

      With LT5, HAV & EBP or with any combo 5% or HDV & LT5
   or GMWB, HDV and EBP
      BOP Unit Value 03/20/2006                                     $     10.00          --        --        --
      EOP Unit Value                                                $     10.57          --        --        --      --
      Number of Units                                                 3,971,389          --        --        --      --

AST First Trust Balanced Target Portfolio

      With any one of GRO Plus, EBP or HAV
      BOP Unit Value 03/20/2006                                     $     10.00          --        --        --
      EOP Unit Value                                                $     10.56          --        --        --      --
      Number of Units                                                 4,290,735          --        --        --      --

      With GMWB
      BOP Unit Value 03/20/2006                                     $     10.00          --        --        --
      EOP Unit Value                                                $     10.55          --        --        --      --
      Number of Units                                                 2,113,521          --        --        --      --

      With any two of GRO Plus, EBP or HAV or with any one of
   combo 5% or HDV
      BOP Unit Value                                                $     10.00          --        --        --
      EOP Unit Value                                                $     10.54          --        --        --      --
      Number of Units                                                   991,205          --        --        --      --

      With LT5 or with any one of EBP or HAV and GMWB
      BOP Unit Value 03/20/2006                                     $     10.00          --        --        --
      EOP Unit Value                                                $     10.53          --        --        --      --
      Number of Units                                                14,453,011          --        --        --      --

      With HAV, EBP and GRO Plus or with any one combo 5% or
   HDV and Gro Plus
      BOP Unit Value 03/20/2006                                     $     10.00          --        --        --
      EOP Unit Value                                                $     10.52          --        --        --      --
      Number of Units                                                 5,666,822          --        --        --      --

      With any one of HAV or EBP & LT5 or GMWB, HAV & EBP
   or with any one combo 5% or HDV and GMWB
      BOP Unit Value 03/20/2006                                     $     10.00          --        --        --
      EOP Unit Value                                                $     10.51          --        --        --      --
      Number of Units                                                 2,141,625          --        --        --      --

      With LT5, HAV & EBP or with any combo 5% or HDV & LT5
   or GMWB, HDV and EBP
      BOP Unit Value 03/20/2006                                     $     10.00          --        --        --
      EOP Unit Value                                                $     10.49          --        --        --      --
      Number of Units                                                 3,679,426          --        --        --      --

AST First Trust Capital Appreciation Portfolio

      With any one of GRO Plus, EBP or HAV
      BOP Unit Value 03/20/2006                                     $     10.00          --        --        --
      EOP Unit Value                                                $     10.46          --        --        --      --
      Number of Units                                                 4,431,545          --        --        --      --

      With GMWB
      BOP Unit Value 03/20/2006                                     $     10.00          --        --        --
      EOP Unit Value                                                $     10.45          --        --        --      --
      Number of Units                                                 1,651,620          --        --        --      --

      With any two of GRO Plus, EBP or HAV or with any one of
   combo 5% or HDV
      BOP Unit Value 03/20/2006                                     $     10.00          --        --        --
      EOP Unit Value                                                $     10.44          --        --        --      --
      Number of Units                                                 1,522,776          --        --        --      --

      With LT5 or with any one of EBP or HAV and GMWB
      BOP Unit Value 03/20/2006                                     $     10.00          --        --        --
      EOP Unit Value                                                $     10.43          --        --        --      --
      Number of Units                                                16,318,465          --        --        --      --

      With HAV, EBP and GRO Plus or with any one combo 5% or
   HDV and Gro Plus
      BOP Unit Value 03/20/2006                                     $     10.00          --        --        --
      EOP Unit Value                                                $     10.42          --        --        --      --
      Number of Units                                                 6,956,467          --        --        --      --

      With any one of HAV or EBP & LT5 or GMWB, HAV & EBP
   or with any one combo 5% or HDV and GMWB
      BOP Unit Value 03/20/2006                                     $     10.00          --        --        --
      EOP Unit Value                                                $     10.41          --        --        --      --
      Number of Units                                                 2,720,409          --        --        --      --

      With LT5, HAV & EBP or with any combo 5% or HDV & LT5
   or GMWB, HDV and EBP
      BOP Unit Value 03/20/2006                                     $     10.00          --        --        --
      EOP Unit Value                                                $     10.39          --        --        --      --
      Number of Units                                                 4,639,467          --        --        --      --

AST Aggressive Asset Allocation Portfolio

      With any one of GRO Plus, EBP or HAV
      BOP Unit Value                                                $     10.00          --        --        --
      EOP Unit Value                                                $     11.34  $    10.00        --        --      --
      Number of Units                                                12,971,753   1,049,203        --        --      --

      With GMWB
      BOP Unit Value                                                $      9.99          --        --        --
      EOP Unit Value                                                $     11.33  $     9.99        --        --      --
      Number of Units                                                   744,811     111,044        --        --      --

      With any two of GRO Plus, EBP or HAV or with any one of
   combo 5% or HDV
      BOP Unit Value                                                $      9.99          --        --        --
      EOP Unit Value                                                $     11.31  $     9.99        --        --      --
      Number of Units                                                 2,544,738      36,074        --        --      --

      With LT5 or with any one of EBP or HAV and GMWB
      BOP Unit Value                                                $      9.99          --        --        --
      EOP Unit Value                                                $     11.30  $     9.99        --        --      --
      Number of Units                                                    87,538       1,583        --        --      --

      With HAV, EBP and GRO Plus or with any one combo 5% or
   HDV and Gro Plus
      BOP Unit Value                                                $      9.99          --        --        --
      EOP Unit Value                                                $     11.28  $     9.99        --        --      --
      Number of Units                                                 1,073,254      25,430        --        --      --

      With any one of HAV or EBP & LT5 or GMWB, HAV &
   EBP or with any one combo 5% or HDV and GMWB
      BOP Unit Value                                                $      9.99          --        --        --
      EOP Unit Value                                                $     11.27  $     9.99        --        --      --
      Number of Units                                                     3,391          --        --        --      --

      With LT5, HAV & EBP or with any combo 5% or HDV &
   LT5 or GMWB, HDV and EBP
      BOP Unit Value                                                $      9.99          --        --        --
      EOP Unit Value                                                $     11.24  $     9.99        --        --      --
      Number of Units                                                        --          --        --        --      --

AST Capital Growth Asset Allocation Portfolio

      With any one of GRO Plus, EBP or HAV
      BOP Unit Value                                                $     10.01          --        --        --
      EOP Unit Value                                                $     11.16  $    10.01        --        --      --
      Number of Units                                                49,970,238   4,889,286        --        --      --

      With GMWB
      BOP Unit Value                                                $     10.00          --        --        --
      EOP Unit Value                                                $     11.15  $    10.00        --        --      --
      Number of Units                                                 6,613,267     383,419        --        --      --

      With any two of GRO Plus, EBP or HAV or with any one of
   combo 5% or HDV
      BOP Unit Value                                                $     10.00          --        --        --
      EOP Unit Value                                                $     11.13  $    10.00        --        --      --
      Number of Units                                                11,111,597     699,752        --        --      --

      With LT5 or with any one of EBP or HAV and GMWB
      BOP Unit Value                                                $     10.00          --        --        --
      EOP Unit Value                                                $     11.11  $    10.00        --        --      --
      Number of Units                                                85,438,169   5,254,502        --        --      --

      With HAV, EBP and GRO Plus or with any one combo 5% or
   HDV and Gro Plus
      BOP Unit Value                                                $     10.00          --        --        --
      EOP Unit Value                                                $     11.10  $    10.00        --        --      --
      Number of Units                                                20,521,001      16,971        --        --      --

      With any one of HAV or EBP & LT5 or GMWB, HAV &
   EBP or with any one combo 5% or HDV and GMWB
      BOP Unit Value                                                $     10.00          --        --        --
      EOP Unit Value                                                $     11.08  $    10.00        --        --      --
      Number of Units                                                12,654,379   1,368,847        --        --      --

      With LT5, HAV & EBP or with any combo 5% or HDV &
   LT5 or GMWB, HDV and EBP
      BOP Unit Value                                                $     10.00          --        --        --
      EOP Unit Value                                                $     11.05  $    10.00        --        --      --
      Number of Units                                                18,199,900   1,248,277        --        --      --

AST Balanced Asset Allocation Portfolio

      With any one of GRO Plus, EBP or HAV
      BOP Unit Value                                                $     10.02          --        --        --
      EOP Unit Value                                                $     10.98  $    10.02        --        --      --
      Number of Units                                                39,113,352   3,947,078        --        --      --

      With GMWB
      BOP Unit Value                                                $     10.01          --        --        --
      EOP Unit Value                                                $     10.97  $    10.01        --        --      --
      Number of Units                                                 5,065,695     312,604        --        --      --

      With any two of GRO Plus, EBP or HAV or with any one of
   combo 5% or HDV
      BOP Unit Value                                                $     10.01          --        --        --
      EOP Unit Value                                                $     10.95  $    10.01        --        --      --
      Number of Units                                                 8,182,830   1,490,936        --        --      --

      With LT5 or with any one of EBP or HAV and GMWB
      BOP Unit Value                                                $     10.01          --        --        --
      EOP Unit Value                                                $     10.94  $    10.01        --        --      --
      Number of Units                                                60,459,906   4,054,792        --        --      --

      With HAV, EBP and GRO Plus or with any one combo 5% or
   HDV and Gro Plus
      BOP Unit Value                                                $     10.01          --        --        --
      EOP Unit Value                                                $     10.92  $    10.01        --        --      --
      Number of Units                                                14,589,935     163,627        --        --      --

      With any one of HAV or EBP & LT5 or GMWB, HAV &
   EBP or with any one combo 5% or HDV and GMWB
      BOP Unit Value                                                $     10.01          --        --        --
      EOP Unit Value                                                $     10.91  $    10.01        --        --      --
      Number of Units                                                 7,709,270     769,273        --        --      --

      With LT5, HAV & EBP or with any combo 5% or HDV &
   LT5 or GMWB, HDV and EBP
      BOP Unit Value                                                $     10.01          --        --        --
      EOP Unit Value                                                $     10.88  $    10.01        --        --      --
      Number of Units                                                11,657,870     749,654        --        --      --

AST Conservative Asset Allocation Portfolio

      With any one of GRO Plus, EBP or HAV
      BOP Unit Value                                                $     10.03          --        --        --
      EOP Unit Value                                                $     10.87  $    10.03        --        --      --
      Number of Units                                                 8,676,554     848,017        --        --      --

      With GMWB
      BOP Unit Value                                                $     10.02          --        --        --
      EOP Unit Value                                                $     10.86  $    10.02        --        --      --
      Number of Units                                                 1,685,657     159,724        --        --      --

      With any two of GRO Plus, EBP or HAV or with any one of
   combo 5% or HDV
      BOP Unit Value                                                $     10.02          --        --        --
      EOP Unit Value                                                $     10.84  $    10.02        --        --      --
      Number of Units                                                 1,751,149      69,241        --        --      --

      With LT5 or with any one of EBP or HAV and GMWB
      BOP Unit Value                                                $     10.02          --        --        --
      EOP Unit Value                                                $     10.83  $    10.02        --        --      --
      Number of Units                                                13,643,567   1,320,556        --        --      --

      With HAV, EBP and GRO Plus or with any one combo 5% or
   HDV and Gro Plus
      BOP Unit Value                                                $     10.02          --        --        --
      EOP Unit Value                                                $     10.81  $    10.02        --        --      --
      Number of Units                                                 4,001,767      13,140        --        --      --

      With any one of HAV or EBP & LT5 or GMWB, HAV &
   EBP or with any one combo 5% or HDV and GMWB
      BOP Unit Value                                                $     10.02          --        --        --
      EOP Unit Value                                                $     10.80  $    10.02        --        --      --
      Number of Units                                                 1,746,072      70,575        --        --      --

      With LT5, HAV & EBP or with any combo 5% or HDV &
   LT5 or GMWB, HDV and EBP
      BOP Unit Value                                                $     10.02          --        --        --
      EOP Unit Value                                                $     10.77  $    10.02        --        --      --
      Number of Units                                                 2,978,305     104,850        --        --      --

AST Preservation Asset Allocation Portfolio

      With any one of GRO Plus, EBP or HAV
      BOP Unit Value                                                $     10.04          --        --        --
      EOP Unit Value                                                $     10.63  $    10.04        --        --      --
      Number of Units                                                 4,511,598     185,386        --        --      --

      With GMWB
      BOP Unit Value                                                $     10.03          --        --        --
      EOP Unit Value                                                $     10.62  $    10.03        --        --      --
      Number of Units                                                   632,804       5,527        --        --      --

      With any two of GRO Plus, EBP or HAV or with any one of
   combo 5% or HDV
      BOP Unit Value                                                $     10.03          --        --        --
      EOP Unit Value                                                $     10.60  $    10.03        --        --      --
      Number of Units                                                   488,478       3,928        --        --      --

      With LT5 or with any one of EBP or HAV and GMWB
      BOP Unit Value                                                $     10.03          --        --        --
      EOP Unit Value                                                $     10.59  $    10.03        --        --      --
      Number of Units                                                 7,378,914     318,272        --        --      --

      With HAV, EBP and GRO Plus or with any one combo 5% or
   HDV and Gro Plus
      BOP Unit Value                                                $     10.03          --        --        --
      EOP Unit Value                                                $     10.57  $    10.03        --        --      --
      Number of Units                                                 1,499,884          --        --        --      --

      With any one of HAV or EBP & LT5 or GMWB, HAV &
   EBP or with any one combo 5% or HDV and GMWB
      BOP Unit Value                                                $     10.03          --        --        --
      EOP Unit Value                                                $     10.56  $    10.03        --        --      --
      Number of Units                                                   731,431      21,006        --        --      --

      With LT5, HAV & EBP or with any combo 5% or HDV &
   LT5 or GMWB, HDV and EBP
      BOP Unit Value                                                $     10.03          --        --        --
      EOP Unit Value                                                $     10.53  $    10.03        --        --      --
      Number of Units                                                 1,359,706      18,697        --        --      --

Gartmore Variable Investment Trust - GVIT Developing Markets
  (1996)

      With any one of GRO Plus, EBP or HAV
      BOP Unit Value                                                $     23.59  $    18.29  $  15.56  $   9.93
      EOP Unit Value                                                $     31.15  $    23.59  $  18.29  $  15.56    9.93
      Number of Units                                                 1,615,174   1,611,359   934,258   415,864  21,816

      With GMWB
      BOP Unit Value                                                $     23.52  $    18.25  $  15.54        --
      EOP Unit Value                                                $     31.02  $    23.52  $  18.25  $  15.54      --
      Number of Units                                                   274,947     224,533   161,653    12,503      --

      With any two of GRO Plus, EBP or HAV or with any one of
   combo 5% or HDV
      BOP Unit Value                                                $     23.41  $    18.19  $  15.52  $   9.93
      EOP Unit Value                                                $     30.82  $    23.41  $  18.19  $  15.52    9.93
      Number of Units                                                   414,295     296,600   141,365    44,993     442

      With LT5 or with any one of EBP or HAV and GMWB
      BOP Unit Value                                                $     16.38  $    12.74  $  10.88        --
      EOP Unit Value                                                $     21.55  $    16.38  $  12.74  $  10.88      --
      Number of Units                                                    61,139      67,418    25,630       843      --

      With HAV, EBP and GRO Plus or with any one combo 5% or
   HDV and Gro Plus
      BOP Unit Value                                                $     23.22  $    18.09  $  15.47        --
      EOP Unit Value                                                $     30.50  $    23.22  $  18.09  $  15.47      --
      Number of Units                                                    60,883      71,337    17,121     1,871      --

      With any one of HAV or EBP & LT5 or GMWB, HAV &
   EBP or with any one combo 5% or HDV and GMWB
      BOP Unit Value                                                $     16.29  $    12.70        --        --
      EOP Unit Value                                                $     21.38  $    16.29  $  12.70        --      --
      Number of Units                                                    20,396      14,188    11,161        --      --

      With LT5, HAV & EBP or with any combo 5% or HDV &
   LT5 or GMWB, HDV and EBP
      BOP Unit Value                                                $     11.95          --        --        --
      EOP Unit Value                                                $     15.64  $    11.95        --        --      --
      Number of Units                                                       465       4,157        --        --      --

WFVT Advantage Equity Income (1999)

      With any one of GRO Plus, EBP or HAV
      BOP Unit Value                                                $     13.81  $    13.36  $  12.26  $   9.90
      EOP Unit Value                                                $     16.06  $    13.81  $  13.36  $  12.26     9.9
      Number of Units                                                   434,376     350,410   285,526   251,071  10,707

      With GMWB
      BOP Unit Value                                                $     13.77  $    13.33  $  12.25        --
      EOP Unit Value                                                $     16.00  $    13.77  $  13.33  $  12.25      --
      Number of Units                                                    77,725      39,457    39,530     5,900      --

      With any two of GRO Plus, EBP or HAV or with any one of
   combo 5% or HDV
      BOP Unit Value                                                $     13.70  $    13.29  $  12.23  $   9.90
      EOP Unit Value                                                $     15.90  $    13.70  $  13.29  $  12.23     9.9
      Number of Units                                                   108,730     112,171    63,454    15,983      91

Sub-account                                                            2006      2005      2004      2003     2002
-----------                                                          --------  --------  --------  --------  ------
      With LT5 or with any one of EBP or HAV and GMWB
      BOP Unit Value                                                 $  17.10  $  16.60  $  15.29        --
      EOP Unit Value                                                 $  19.81  $  17.10  $  16.60  $  15.29      --
      Number of Units                                                  19,084    14,292    14,303    15,958      --

      With HAV, EBP and GRO Plus or with any one combo 5% or
   HDV and Gro Plus
      BOP Unit Value                                                 $  13.59  $  13.22        --        --
      EOP Unit Value                                                 $  15.73  $  13.59  $  13.22        --      --
      Number of Units                                                  17,620     5,639       480        --      --

      With any one of HAV or EBP & LT5 or GMWB, HAV & EBP or
   with any one combo 5% or HDV and GMWB
      BOP Unit Value                                                 $  11.93  $  11.61        --        --
      EOP Unit Value                                                 $  13.79  $  11.93  $  11.61        --      --
      Number of Units                                                   3,491        51        13        --      --

      With LT5, HAV & EBP or with any combo 5% or HDV & LT5 or
   GMWB, HDV and EBP
      BOP Unit Value                                                 $  10.11        --        --        --
      EOP Unit Value                                                 $  11.65  $  10.11        --        --      --
      Number of Units                                                      --        --        --        --      --

AIM V.I. - Dynamics (1999)

      With any one of GRO Plus, EBP or HAV
      BOP Unit Value                                                 $  15.85  $  14.59  $  13.12  $   9.70
      EOP Unit Value                                                 $  18.05  $  15.85  $  14.59  $  13.12     9.7
      Number of Units                                                 557,322   469,231   590,157   634,308  32,635

      With GMWB
      BOP Unit Value                                                 $  15.80  $  14.56  $  13.11        --
      EOP Unit Value                                                 $  17.98  $  15.80  $  14.56  $  13.11      --
      Number of Units                                                  59,124    54,814    61,543     4,848      --

      With any two of GRO Plus, EBP or HAV or with any one of
   combo 5% or HDV
      BOP Unit Value                                                 $  15.72  $  14.51  $  13.08  $   9.70
      EOP Unit Value                                                 $  17.86  $  15.72  $  14.51  $  13.08     9.7
      Number of Units                                                  94,846    69,326    55,199    38,518     576

      With LT5 or with any one of EBP or HAV and GMWB
      BOP Unit Value                                                 $  12.63  $  11.67        --        --
      EOP Unit Value                                                 $  14.34  $  12.63  $  11.67        --      --
      Number of Units                                                   7,221     5,547     1,825        --      --

      With HAV, EBP and GRO Plus or with any one combo 5% or
   HDV and Gro Plus
      BOP Unit Value                                                 $  15.60  $  14.43  $  13.05        --
      EOP Unit Value                                                 $  17.68  $  15.60  $  14.43  $  13.05      --
      Number of Units                                                  13,025     5,984     4,253     3,083      --

      With any one of HAV or EBP & LT5 or GMWB, HAV & EBP or
   with any one combo 5% or HDV and GMWB
      BOP Unit Value                                                 $  12.56  $  11.63        --        --
      EOP Unit Value                                                 $  14.22  $  12.56  $  11.63        --      --
      Number of Units                                                   3,920     1,614        13        --      --

      With LT5, HAV & EBP or with any combo 5% or HDV & LT5 or
   GMWB, HDV and EBP
      BOP Unit Value                                                 $  10.82        --        --        --
      EOP Unit Value                                                 $  12.22  $  10.82        --        --      --
      Number of Units                                                     651     2,363        --        --      --

AIM V.I.- Technology (1999)

      With any one of GRO Plus, EBP or HAV
      BOP Unit Value                                                 $  13.74  $  13.71  $  13.35        --

Sub-account                                                                 2006      2005      2004      2003    2002
-----------                                                               --------  --------  --------  --------  -----
      EOP Unit Value                                                      $  14.89  $  13.74  $  13.71  $  13.35     --
      Number of Units                                                          770     3,938     5,184     3,695     --

      With GMWB
      BOP Unit Value                                                            --        --        --        --
      EOP Unit Value                                                            --        --        --        --     --
      Number of Units                                                           --        --        --        --     --

      With any two of GRO Plus, EBP or HAV or with any one of combo
   5% or HDV
      BOP Unit Value                                                            --        --        --        --
      EOP Unit Value                                                            --        --        --        --     --
      Number of Units                                                           --        --        --        --     --

      With LT5 or with any one of EBP or HAV and GMWB
      BOP Unit Value                                                            --        --        --        --
      EOP Unit Value                                                            --        --        --        --     --
      Number of Units                                                           --        --        --        --     --

      With HAV, EBP and GRO Plus or with any one combo 5% or HDV and Gro Plus
      BOP Unit Value                                                            --        --        --        --
      EOP Unit Value                                                            --        --        --        --     --
      Number of Units                                                           --        --        --        --     --

      With any one of HAV or EBP & LT5 or GMWB, HAV & EBP or
   with any one combo 5% or HDV and GMWB
      BOP Unit Value                                                            --        --        --        --
      EOP Unit Value                                                            --        --        --        --     --
      Number of Units                                                           --        --        --        --     --

      With LT5, HAV & EBP or with any combo 5% or HDV & LT5 or
   GMWB, HDV and EBP
      BOP Unit Value                                                      $  10.62        --        --        --
      EOP Unit Value                                                      $  11.42  $  10.62        --        --     --
      Number of Units                                                           --        --        --        --     --

AIM V.I. - Health Sciences (1999)

      With any one of GRO Plus, EBP or HAV
      BOP Unit Value                                                      $  13.35  $  12.58  $  11.93  $   9.51
      EOP Unit Value                                                      $  13.78  $  13.35  $  12.58  $  11.93   9.51
      Number of Units                                                      933,835   902,299   578,826   381,478  5,444

      With GMWB
      BOP Unit Value                                                      $  13.31  $  12.56  $  11.91        --
      EOP Unit Value                                                      $  13.73  $  13.31  $  12.56  $  11.91     --
      Number of Units                                                      130,283   122,355    87,037     2,077     --

      With any two of GRO Plus, EBP or HAV or with any one of combo
   5% or HDV
      BOP Unit Value                                                      $  13.25  $  12.52  $  11.89  $   9.51
      EOP Unit Value                                                      $  13.64  $  13.25  $  12.52  $  11.89   9.51
      Number of Units                                                      232,453   349,583   181,513    55,867    140

      With LT5 or with any one of EBP or HAV and GMWB
      BOP Unit Value                                                      $  12.06  $  11.41  $  10.85        --
      EOP Unit Value                                                      $  12.41  $  12.06  $  11.41  $  10.85     --
      Number of Units                                                       21,500    16,531     5,057     1,330     --

      With HAV, EBP and GRO Plus or with any one combo 5% or HDV and Gro Plus
      BOP Unit Value                                                      $  13.14  $  12.45        --        --
      EOP Unit Value                                                      $  13.50  $  13.14  $  12.45        --     --
      Number of Units                                                       30,522    26,387     5,438        --     --

      With any one of HAV or EBP & LT5 or GMWB, HAV & EBP or
   with any one combo 5% or HDV and GMWB
      BOP Unit Value                                                      $  12.00  $  11.38        --        --
      EOP Unit Value                                                      $  12.31  $  12.00  $  11.38        --     --

Sub-account                                                                 2006      2005      2004      2003    2002
-----------                                                               --------  --------  --------  --------  -----
      Number of Units                                                        7,716     5,106     2,157        --     --

      With LT5, HAV & EBP or with any combo 5% or HDV & LT5 or
   GMWB, HDV and EBP
      BOP Unit Value                                                      $  11.07        --        --        --
      EOP Unit Value                                                      $  11.33  $  11.07        --        --     --
      Number of Units                                                           --        --        --        --     --

AIM V.I. - Financial Services (1999)

      With any one of GRO Plus, EBP or HAV
      BOP Unit Value                                                      $  13.97  $  13.44  $  12.61  $   9.92
      EOP Unit Value                                                      $  15.96  $  13.97  $  13.44  $  12.61   9.92
      Number of Units                                                      721,032   657,120   387,921   200,360  1,897

      With GMWB
      BOP Unit Value                                                      $  13.92  $  13.42  $  12.60        --
      EOP Unit Value                                                      $  15.89  $  13.92  $  13.42  $  12.60     --
      Number of Units                                                       91,327   170,808    67,581    20,268     --

      With any two of GRO Plus, EBP or HAV or with any one of combo
   5% or HDV
      BOP Unit Value                                                      $  13.86  $  13.37  $  12.58  $   9.92
      EOP Unit Value                                                      $  15.79  $  13.86  $  13.37  $  12.58   9.92
      Number of Units                                                      144,642    97,206    84,188    50,250    141

      With LT5 or with any one of EBP or HAV and GMWB
      BOP Unit Value                                                      $  11.51  $  11.11  $  10.46        --
      EOP Unit Value                                                      $  13.10  $  11.51  $  11.11  $  10.46     --
      Number of Units                                                       34,866    32,820    15,566     1,378     --

      With HAV, EBP and GRO Plus or with any one combo 5% or HDV and Gro Plus
      BOP Unit Value                                                      $  13.75  $  13.30  $  12.54        --
      EOP Unit Value                                                      $  15.63  $  13.75  $  13.30  $  12.54     --
      Number of Units                                                       20,329    17,882     8,806       751     --

      With any one of HAV or EBP & LT5 or GMWB, HAV & EBP or
   with any one combo 5% or HDV and GMWB
      BOP Unit Value                                                      $  11.44  $  11.08        --        --
      EOP Unit Value                                                      $  12.99  $  11.44  $  11.08        --     --
      Number of Units                                                        1,491       870       468        --     --

      With LT5, HAV & EBP or with any combo 5% or HDV & LT5 or
   GMWB, HDV and EBP
      BOP Unit Value                                                      $  10.65        --        --        --
      EOP Unit Value                                                      $  12.06  $  10.65        --        --     --
      Number of Units                                                           --        --        --        --     --

Evergreen VA - International Equity (2000)

      With any one of GRO Plus, EBP or HAV
      BOP Unit Value                                                      $  17.01  $  14.94  $  12.78  $   9.67
      EOP Unit Value                                                      $  20.55  $  17.01  $  14.94  $  12.78   9.67
      Number of Units                                                      657,265   507,584   195,986    76,749  3,669

      With GMWB
      BOP Unit Value                                                      $  13.88  $  12.21  $  10.45        --
      EOP Unit Value                                                      $  16.75  $  13.88  $  12.21  $  10.45     --
      Number of Units                                                      160,932   164,045    32,858       827     --

      With any two of GRO Plus, EBP or HAV or with any one of combo
   5% or HDV
      BOP Unit Value                                                      $  16.87  $  14.86  $  12.74        --
      EOP Unit Value                                                      $  20.33  $  16.87  $  14.86  $  12.74     --
      Number of Units                                                      239,474   182,612    67,201     6,492     --

      With LT5 or with any one of EBP or HAV and GMWB
      BOP Unit Value                                                      $  14.06  $  12.40  $  10.64        --

Sub-account                                                            2006      2005      2004      2003     2002
-----------                                                          --------  --------  --------  --------  ------
      EOP Unit Value                                                 $  16.92  $  14.06  $  12.40  $  10.64      --
      Number of Units                                                  74,041    86,193    83,727    81,555      --

      With HAV, EBP and GRO Plus or with any one combo 5% or
   HDV and Gro Plus
      BOP Unit Value                                                 $  16.74  $  14.78  $  12.71        --
      EOP Unit Value                                                 $  20.12  $  16.74  $  14.78  $  12.71      --
      Number of Units                                                  32,343    21,181     7,362     1,395      --

      With any one of HAV or EBP & LT5 or GMWB, HAV & EBP or
   with any one combo 5% or HDV and GMWB
      BOP Unit Value                                                 $  13.98  $  12.36        --        --
      EOP Unit Value                                                 $  16.79  $  13.98  $  12.36        --      --
      Number of Units                                                   3,788     1,440     2,878        --      --

      With LT5, HAV & EBP or with any combo 5% or HDV & LT5 or
   GMWB, HDV and EBP
      BOP Unit Value                                                 $  10.90        --        --        --
      EOP Unit Value                                                 $  13.06  $  10.90        --        --      --
      Number of Units                                                   2,565     7,851        --        --      --

Evergreen VA - Special Equity (1999)

      With any one of GRO Plus, EBP or HAV
      BOP Unit Value                                                 $  13.57  $  15.25  $  14.69  $   9.85
      EOP Unit Value                                                       --  $  13.57  $  15.25  $  14.69    9.85
      Number of Units                                                      --        --   509,734   293,794  12,520

      With GMWB
      BOP Unit Value                                                 $  13.54  $  15.22  $  14.67        --
      EOP Unit Value                                                       --  $  13.54  $  15.22  $  14.67      --
      Number of Units                                                      --        --    46,748     3,620      --

      With any two of GRO Plus, EBP or HAV or with any one of
   combo 5% or HDV
      BOP Unit Value                                                 $  13.49  $  15.17  $  14.65  $   9.85
      EOP Unit Value                                                       --  $  13.49  $  15.17  $  14.65    9.85
      Number of Units                                                      --        --   177,731    58,548     533

      With LT5 or with any one of EBP or HAV and GMWB
      BOP Unit Value                                                 $   8.12  $   9.13  $   8.83        --
      EOP Unit Value                                                       --  $   8.12  $   9.13  $   8.83      --
      Number of Units                                                      --        --   114,259    23,503      --

      With HAV, EBP and GRO Plus or with any one combo 5% or
   HDV and Gro Plus
      BOP Unit Value                                                 $  13.41  $  15.09        --        --
      EOP Unit Value                                                       --  $  13.41  $  15.09        --      --
      Number of Units                                                      --        --     3,411        --      --

      With any one of HAV or EBP & LT5 or GMWB, HAV & EBP or
   with any one combo 5% or HDV and GMWB
      BOP Unit Value                                                 $   9.35  $  10.53        --        --
      EOP Unit Value                                                       --  $   9.35  $  10.53        --      --
      Number of Units                                                      --        --    26,034        --      --

      With LT5, HAV & EBP or with any combo 5% or HDV & LT5 or
   GMWB, HDV and EBP
      BOP Unit Value                                                 $   9.26        --        --        --
      EOP Unit Value                                                       --  $   9.26        --        --      --
      Number of Units                                                      --        --        --        --      --

Evergreen VA - Omega (2000)

      With any one of GRO Plus, EBP or HAV
      BOP Unit Value                                                 $  14.15  $  13.89  $  13.21        --
      EOP Unit Value                                                 $  14.72  $  14.15  $  13.89  $  13.21      --
      Number of Units                                                 208,342   294,327   387,492    56,002      --

Sub-account                                                                    2006      2005      2004     2003    2002
-----------                                                                  --------  --------  --------  -------  ----
      With GMWB
      BOP Unit Value                                                         $  14.10  $  13.86  $  13.19       --
      EOP Unit Value                                                         $  14.65  $  14.10  $  13.86  $ 13.19   --
      Number of Units                                                          15,185    31,596    31,153      283   --

      With any two of GRO Plus, EBP or HAV or with any one of combo 5%
   or HDV
      BOP Unit Value                                                         $  14.04  $  13.81  $  13.17       --
      EOP Unit Value                                                         $  14.56  $  14.04  $  13.81  $ 13.17   --
      Number of Units                                                          49,282    60,941   108,796   25,003   --

      With LT5 or with any one of EBP or HAV and GMWB
      BOP Unit Value                                                         $   9.54  $   9.40  $   8.97       --
      EOP Unit Value                                                         $   9.88  $   9.54  $   9.40  $  8.97   --
      Number of Units                                                          40,425    62,448    84,876   19,658   --

      With HAV, EBP and GRO Plus or with any one combo 5% or HDV and Gro Plus
      BOP Unit Value                                                         $  13.93  $  13.74  $  13.13       --
      EOP Unit Value                                                         $  14.41  $  13.93  $  13.74  $ 13.13   --
      Number of Units                                                           6,159     4,390     3,028    1,855   --

      With any one of HAV or EBP & LT5 or GMWB, HAV & EBP or with any one combo 5% or HDV and GMWB
      BOP Unit Value                                                         $  11.05  $  10.92        --       --
      EOP Unit Value                                                         $  11.43  $  11.05  $  10.92       --   --
      Number of Units                                                           4,049    15,579    30,383       --   --

      With LT5, HAV & EBP or with any combo 5% or HDV & LT5 or
   GMWB, HDV and EBP
      BOP Unit Value                                                         $  10.52        --        --       --
      EOP Unit Value                                                         $  10.84  $  10.52        --       --   --
      Number of Units                                                              --        --        --       --   --

Evergreen VA Growth Fund

      With any one of GRO Plus, EBP or HAV
      BOP Unit Value                                                         $  11.42        --
      EOP Unit Value                                                         $  12.44  $  11.42        --       --   --
      Number of Units                                                         600,433   570,911        --       --   --

      With GMWB
      BOP Unit Value                                                         $  11.41        --
      EOP Unit Value                                                         $  12.42  $  11.41        --       --   --
      Number of Units                                                          49,463   120,154        --       --   --

      With any two of GRO Plus, EBP or HAV or with any one of combo 5%
   or HDV
      BOP Unit Value                                                         $  11.40        --
      EOP Unit Value                                                         $  12.38  $  11.40        --       --   --
      Number of Units                                                         233,237   208,786        --       --   --

      With LT5 or with any one of EBP or HAV and GMWB
      BOP Unit Value                                                         $  11.39        --
      EOP Unit Value                                                         $  12.36  $  11.39        --       --   --
      Number of Units                                                          32,852    62,076        --       --   --

      With HAV, EBP and GRO Plus or with any one combo 5% or HDV and Gro Plus
      BOP Unit Value                                                         $  11.38        --
      EOP Unit Value                                                         $  12.33  $  11.38        --       --   --
      Number of Units                                                          16,564     8,394        --       --   --

      With any one of HAV or EBP & LT5 or GMWB, HAV & EBP or with any one combo 5% or HDV and GMWB
      BOP Unit Value                                                         $  11.37        --        --       --
      EOP Unit Value                                                         $  12.31  $  11.37        --       --   --
      Number of Units                                                          10,938    26,490        --       --   --

Sub-account                                                             2006       2005      2004      2003    2002
-----------                                                          ----------  --------  --------  --------  -----
      With LT5, HAV & EBP or with any combo 5% or HDV & LT5 or
   GMWB, HDV and EBP
      BOP Unit Value                                                 $    11.35        --        --        --
      EOP Unit Value                                                 $    12.25  $  11.35        --        --     --
      Number of Units                                                        --        --        --        --     --

ProFund VP - Europe 30 (1999)

      With any one of GRO Plus, EBP or HAV
      BOP Unit Value                                                 $    15.69  $  14.80  $  13.20  $   9.70
      EOP Unit Value                                                 $    18.09  $  15.69  $  14.80  $  13.20    9.7
      Number of Units                                                   676,494   409,618   313,111   158,208  2,625

      With GMWB
      BOP Unit Value                                                 $    15.65  $  14.77  $  13.18        --
      EOP Unit Value                                                 $    18.02  $  15.65  $  14.77  $  13.18     --
      Number of Units                                                   508,415   374,171    99,557    13,365     --

      With any two of GRO Plus, EBP or HAV or with any one of
   combo 5% or HDV
      BOP Unit Value                                                 $    15.57  $  14.72  $  13.16        --
      EOP Unit Value                                                 $    17.90  $  15.57  $  14.72  $  13.16     --
      Number of Units                                                   130,994   154,224   162,300    40,636     --

      With LT5 or with any one of EBP or HAV and GMWB
      BOP Unit Value                                                 $    13.09  $  12.39  $  11.09        --
      EOP Unit Value                                                 $    15.04  $  13.09  $  12.39  $  11.09     --
      Number of Units                                                    37,776    19,794    17,205     3,060     --

      With HAV, EBP and GRO Plus or with any one combo 5% or
   HDV and Gro Plus
      BOP Unit Value                                                 $    15.45  $  14.64        --        --
      EOP Unit Value                                                 $    17.72  $  15.45  $  14.64        --     --
      Number of Units                                                    17,612     4,515     7,739        --     --

      With any one of HAV or EBP & LT5 or GMWB, HAV & EBP or
   with any one combo 5% or HDV and GMWB
      BOP Unit Value                                                 $    13.02  $  12.35        --        --
      EOP Unit Value                                                 $    14.92  $  13.02  $  12.35        --     --
      Number of Units                                                   102,201    84,137     7,758        --     --

      With LT5, HAV & EBP or with any combo 5% or HDV & LT5 or
   GMWB, HDV and EBP
      BOP Unit Value                                                 $    10.44        --        --        --
      EOP Unit Value                                                 $    11.93  $  10.44        --        --     --
      Number of Units                                                        --        --        --        --     --

ProFund VP - Asia 30 (2002)

      With any one of GRO Plus, EBP or HAV
      BOP Unit Value                                                 $    18.26  $  15.57  $  15.96  $   9.86
      EOP Unit Value                                                 $    24.95  $  18.26  $  15.57  $  15.96   9.86
      Number of Units                                                 1,003,276   481,367   253,337   131,276  6,995

      With GMWB
      BOP Unit Value                                                 $    18.20  $  15.54  $  15.94        --
      EOP Unit Value                                                 $    24.84  $  18.20  $  15.54  $  15.94     --
      Number of Units                                                   227,691    98,832    74,988    10,432     --

      With any two of GRO Plus, EBP or HAV or with any one of
   combo 5% or HDV
      BOP Unit Value                                                 $    18.11  $  15.49  $  15.91        --
      EOP Unit Value                                                 $    24.69  $  18.11  $  15.49  $  15.91     --
      Number of Units                                                   195,510   158,813    67,805    33,050     --

      With LT5 or with any one of EBP or HAV and GMWB
      BOP Unit Value                                                 $    11.84  $  10.14  $  10.43        --
      EOP Unit Value                                                 $    16.12  $  11.84  $  10.14  $  10.43     --

Sub-account                                                                 2006      2005      2004     2003    2002
-----------                                                               --------  --------  --------  -------  -----
      Number of Units                                                       46,104    27,061    28,325    1,873     --

      With HAV, EBP and GRO Plus or with any one combo 5% or HDV and Gro Plus
      BOP Unit Value                                                      $  17.97  $  15.40        --       --
      EOP Unit Value                                                      $  24.43  $  17.97  $  15.40       --     --
      Number of Units                                                       44,724    25,189     5,612       --     --

      With any one of HAV or EBP & LT5 or GMWB, HAV & EBP or
   with any one combo 5% or HDV and GMWB
      BOP Unit Value                                                      $  11.77  $  10.10        --       --
      EOP Unit Value                                                      $  15.99  $  11.77  $  10.10       --     --
      Number of Units                                                       13,894    10,150     6,082       --     --

      With LT5, HAV & EBP or with any combo 5% or HDV & LT5 or
   GMWB, HDV and EBP
      BOP Unit Value                                                      $  11.12        --        --       --
      EOP Unit Value                                                      $  15.06  $  11.12        --       --     --
      Number of Units                                                           --        --        --       --     --

ProFund VP - Japan (2002)

      With any one of GRO Plus, EBP or HAV
      BOP Unit Value                                                      $  18.65  $  13.40  $  12.70  $ 10.21
      EOP Unit Value                                                      $  20.27  $  18.65  $  13.40  $ 12.70  10.21
      Number of Units                                                      426,933   930,697   137,584   76,553    351

      With GMWB
      BOP Unit Value                                                      $  18.59  $  13.38  $  12.69       --
      EOP Unit Value                                                      $  20.19  $  18.59  $  13.38  $ 12.69     --
      Number of Units                                                       63,570   107,391    35,968    1,883     --

      With any two of GRO Plus, EBP or HAV or with any one of combo
   5% or HDV
      BOP Unit Value                                                      $  18.50  $  13.33  $  12.67       --
      EOP Unit Value                                                      $  20.06  $  18.50  $  13.33  $ 12.67     --
      Number of Units                                                      217,191   396,433    62,668   10,769     --

      With LT5 or with any one of EBP or HAV and GMWB
      BOP Unit Value                                                      $  14.35  $  10.35        --       --
      EOP Unit Value                                                      $  15.55  $  14.35  $  10.35       --     --
      Number of Units                                                       39,065    38,811     8,278       --     --

      With HAV, EBP and GRO Plus or with any one combo 5% or HDV and Gro Plus
      BOP Unit Value                                                      $  18.35  $  13.26        --       --
      EOP Unit Value                                                      $  19.85  $  18.35  $  13.26       --     --
      Number of Units                                                       35,884    23,865     7,559       --     --

      With any one of HAV or EBP & LT5 or GMWB, HAV & EBP or
   with any one combo 5% or HDV and GMWB
      BOP Unit Value                                                      $  14.27        --        --       --
      EOP Unit Value                                                      $  15.42  $  14.27        --       --     --
      Number of Units                                                       10,468     5,055        --       --     --

      With LT5, HAV & EBP or with any combo 5% or HDV & LT5 or
   GMWB, HDV and EBP
      BOP Unit Value                                                      $  13.41        --        --       --
      EOP Unit Value                                                      $  14.45  $  13.41        --       --     --
      Number of Units                                                           --        --        --       --     --

ProFund VP - Banks (2002)

      With any one of GRO Plus, EBP or HAV
      BOP Unit Value                                                      $  13.82  $  14.10  $  12.86  $ 10.13
      EOP Unit Value                                                      $  15.64  $  13.82  $  14.10  $ 12.86  10.13
      Number of Units                                                       92,471   112,934   171,696   34,962  3,422

      With GMWB
      BOP Unit Value                                                      $  13.77  $  14.07        --       --

Sub-account                                                                 2006      2005      2004      2003    2002
-----------                                                               --------  --------  --------  --------  -----
      EOP Unit Value                                                      $  15.58  $  13.77  $  14.07        --     --
      Number of Units                                                       11,704     7,375     8,847        --     --

      With any two of GRO Plus, EBP or HAV or with any one of combo
   5% or HDV
      BOP Unit Value                                                      $  13.71  $  14.03  $  12.83        --
      EOP Unit Value                                                      $  15.48  $  13.71  $  14.03  $  12.83     --
      Number of Units                                                       30,883    24,950    29,071     6,833     --

      With LT5 or with any one of EBP or HAV and GMWB
      BOP Unit Value                                                      $  11.30  $  11.58        --        --
      EOP Unit Value                                                      $  12.75  $  11.30  $  11.58        --     --
      Number of Units                                                       12,157    10,959    20,936        --     --

      With HAV, EBP and GRO Plus or with any one combo 5% or HDV and Gro Plus
      BOP Unit Value                                                      $  13.60  $  13.95  $  12.79        --
      EOP Unit Value                                                      $  15.32  $  13.60  $  13.95  $  12.79     --
      Number of Units                                                        8,544     1,138       788     1,039     --

      With any one of HAV or EBP & LT5 or GMWB, HAV & EBP or
   with any one combo 5% or HDV and GMWB
      BOP Unit Value                                                      $  11.24  $  11.54        --        --
      EOP Unit Value                                                      $  12.65  $  11.24  $  11.54        --     --
      Number of Units                                                        1,321        --       582        --     --

      With LT5, HAV & EBP or with any combo 5% or HDV & LT5 or
   GMWB, HDV and EBP
      BOP Unit Value                                                      $  10.12        --        --        --
      EOP Unit Value                                                      $  11.36  $  10.12        --        --     --
      Number of Units                                                           --        --        --        --     --

ProFund VP - Basic Materials (2002)

      With any one of GRO Plus, EBP or HAV
      BOP Unit Value                                                      $  14.50  $  14.43  $  13.35  $  10.34
      EOP Unit Value                                                      $  16.43  $  14.50  $  14.43  $  13.35  10.34
      Number of Units                                                      293,534   365,502   170,212   100,189     12

      With GMWB
      BOP Unit Value                                                      $  14.46  $  14.40  $  13.33        --
      EOP Unit Value                                                      $  16.36  $  14.46  $  14.40  $  13.33     --
      Number of Units                                                       43,606    45,735    23,555     8,054     --

      With any two of GRO Plus, EBP or HAV or with any one of combo
   5% or HDV
      BOP Unit Value                                                      $  14.39  $  14.35  $  13.31        --
      EOP Unit Value                                                      $  16.26  $  14.39  $  14.35  $  13.31     --
      Number of Units                                                       99,572   225,048    35,537    15,986     --

      With LT5 or with any one of EBP or HAV and GMWB
      BOP Unit Value                                                      $  12.45  $  12.43        --        --
      EOP Unit Value                                                      $  14.06  $  12.45  $  12.43        --     --
      Number of Units                                                       22,698    43,709    15,658        --     --

      With HAV, EBP and GRO Plus or with any one combo 5% or HDV and Gro Plus
      BOP Unit Value                                                      $  14.27  $  14.28        --        --
      EOP Unit Value                                                      $  16.09  $  14.27  $  14.28        --     --
      Number of Units                                                       17,804   377,372     3,155        --     --

      With any one of HAV or EBP & LT5 or GMWB, HAV & EBP or
   with any one combo 5% or HDV and GMWB
      BOP Unit Value                                                      $  12.38  $  12.40        --        --
      EOP Unit Value                                                      $  13.94  $  12.38  $  12.40        --     --
      Number of Units                                                        4,563     2,936     1,246        --     --

      With LT5, HAV & EBP or with any combo 5% or HDV & LT5 or
   GMWB, HDV and EBP
      BOP Unit Value                                                      $   9.50        --        --        --

Sub-account                                                                 2006      2005     2004     2003    2002
-----------                                                               --------  --------  -------  -------  -----
      EOP Unit Value                                                      $  10.67  $   9.50       --       --     --
      Number of Units                                                           --        --       --       --     --

ProFund VP - Biotechnology (2001)

      With any one of GRO Plus, EBP or HAV
      BOP Unit Value                                                      $  17.03  $  14.56  $ 13.53       --
      EOP Unit Value                                                      $  16.02  $  17.03  $ 14.56  $ 13.53     --
      Number of Units                                                        1,562     3,291    5,878      847     --

      With GMWB
      BOP Unit Value                                                            --        --       --       --
      EOP Unit Value                                                            --        --       --       --     --
      Number of Units                                                           --        --       --       --     --

      With any two of GRO Plus, EBP or HAV or with any one of combo
   5% or HDV
      BOP Unit Value                                                            --        --       --       --
      EOP Unit Value                                                            --        --       --       --     --
      Number of Units                                                           --        --       --       --     --

      With LT5 or with any one of EBP or HAV and GMWB
      BOP Unit Value                                                            --        --       --       --
      EOP Unit Value                                                            --        --       --       --     --
      Number of Units                                                           --        --       --       --     --

      With HAV, EBP and GRO Plus or with any one combo 5% or HDV and Gro Plus
      BOP Unit Value                                                            --        --       --       --
      EOP Unit Value                                                            --        --       --       --     --
      Number of Units                                                           --        --       --       --     --

      With any one of HAV or EBP & LT5 or GMWB, HAV & EBP or with any one combo 5% or HDV and GMWB
      BOP Unit Value                                                            --        --       --       --
      EOP Unit Value                                                            --        --       --       --     --
      Number of Units                                                           --        --       --       --     --

      With LT5, HAV & EBP or with any combo 5% or HDV & LT5 or
   GMWB, HDV and EBP
      BOP Unit Value                                                      $  13.51        --       --       --
      EOP Unit Value                                                      $  12.60  $  13.51       --       --     --
      Number of Units                                                           --        --       --       --     --

ProFund VP - Consumer Services (2002)

      With any one of GRO Plus, EBP or HAV
      BOP Unit Value                                                      $  11.51  $  12.31  $ 11.66  $  9.37
      EOP Unit Value                                                      $  12.65  $  11.51  $ 12.31  $ 11.66   9.37
      Number of Units                                                      104,380   104,799   87,433   30,700  2,426

      With GMWB
      BOP Unit Value                                                      $  11.47  $  12.28       --       --
      EOP Unit Value                                                      $  12.59  $  11.47  $ 12.28       --     --
      Number of Units                                                       12,510     8,192   17,197       --     --

      With any two of GRO Plus, EBP or HAV or with any one of combo
   5% or HDV
      BOP Unit Value                                                      $  11.42  $  12.24  $ 11.62       --
      EOP Unit Value                                                      $  12.51  $  11.42  $ 12.24  $ 11.62     --
      Number of Units                                                       41,876    29,043    8,198    5,655     --

      With LT5 or with any one of EBP or HAV and GMWB
      BOP Unit Value                                                      $   9.96  $  10.69       --       --
      EOP Unit Value                                                      $  10.91  $   9.96  $ 10.69       --     --
      Number of Units                                                          855       856    2,087       --     --

      With HAV, EBP and GRO Plus or with any one combo 5% or HDV and Gro Plus

Sub-account                                                            2006        2005       2004      2003    2002
-----------                                                         ----------  ----------  --------  --------  -----
      BOP Unit Value                                                $    11.33  $    12.17  $  11.59        --
      EOP Unit Value                                                $    12.38  $    11.33  $  12.17  $  11.59     --
      Number of Units                                                    3,025         934     1,211     3,817     --

      With any one of HAV or EBP & LT5 or GMWB, HAV & EBP
   or with any one combo 5% or HDV and GMWB
      BOP Unit Value                                                $     9.91  $    10.66        --        --
      EOP Unit Value                                                $    10.82  $     9.91  $  10.66        --     --
      Number of Units                                                    1,199          58        14        --     --

      With LT5, HAV & EBP or with any combo 5% or HDV & LT5
   or GMWB, HDV and EBP
      BOP Unit Value                                                $     9.68          --        --        --
      EOP Unit Value                                                $    10.55  $     9.68        --        --     --
      Number of Units                                                       --          --        --        --     --

ProFund VP - Consumer Goods (2002)

      With any one of GRO Plus, EBP or HAV
      BOP Unit Value                                                $    12.06  $    12.33  $  11.51  $   9.90
      EOP Unit Value                                                $    13.32  $    12.06  $  12.33  $  11.51    9.9
      Number of Units                                                  197,910     109,443   102,706    12,720  2,303

      With GMWB
      BOP Unit Value                                                $    12.02  $    12.31  $  11.49        --
      EOP Unit Value                                                $    13.26  $    12.02  $  12.31  $  11.49     --
      Number of Units                                                   26,778       9,786     8,437       954     --

      With any two of GRO Plus, EBP or HAV or with any one of
   combo 5% or HDV
      BOP Unit Value                                                $    11.96  $    12.27        --        --
      EOP Unit Value                                                $    13.18  $    11.96  $  12.27        --     --
      Number of Units                                                  110,972      78,118    54,297        --     --

      With LT5 or with any one of EBP or HAV and GMWB
      BOP Unit Value                                                $    11.10  $    11.40  $  10.67        --
      EOP Unit Value                                                $    12.22  $    11.10  $  11.40  $  10.67     --
      Number of Units                                                    5,595       8,502     9,175     4,737     --

      With HAV, EBP and GRO Plus or with any one combo 5% or
   HDV and Gro Plus
      BOP Unit Value                                                $    11.86  $    12.20        --        --
      EOP Unit Value                                                $    13.04  $    11.86  $  12.20        --     --
      Number of Units                                                    4,679       2,705     1,731        --     --

      With any one of HAV or EBP & LT5 or GMWB, HAV & EBP
   or with any one combo 5% or HDV and GMWB
      BOP Unit Value                                                $    11.04          --        --        --
      EOP Unit Value                                                $    12.12  $    11.04        --        --     --
      Number of Units                                                    2,176          --        --        --     --

      With LT5, HAV & EBP or with any combo 5% or HDV & LT5
   or GMWB, HDV and EBP
      BOP Unit Value                                                $     9.75          --        --        --
      EOP Unit Value                                                $    10.68  $     9.75        --        --     --
      Number of Units                                                       --          --        --        --     --

ProFund VP - Oil & Gas (2001)

      With any one of GRO Plus, EBP or HAV
      BOP Unit Value                                                $    19.84  $    15.40  $  12.14  $  10.12
      EOP Unit Value                                                $    23.48  $    19.84  $  15.40  $  12.14  10.12
      Number of Units                                                1,058,623   1,062,333   888,111   114,553  1,660

      With GMWB
      BOP Unit Value                                                $    19.77  $    15.37  $  12.12        --
      EOP Unit Value                                                $    23.38  $    19.77  $  15.37  $  12.12     --
      Number of Units                                                  112,400     137,222    58,804     4,007     --

Sub-account                                                                 2006      2005      2004      2003    2002
-----------                                                               --------  --------  --------  --------  -----
      With any two of GRO Plus, EBP or HAV or with any one of combo
   5% or HDV
      BOP Unit Value                                                      $  19.68  $  15.32  $  12.10        --
      EOP Unit Value                                                      $  23.23  $  19.68  $  15.32  $  12.10     --
      Number of Units                                                      378,931   268,966   174,913    25,623     --

      With LT5 or with any one of EBP or HAV and GMWB
      BOP Unit Value                                                      $  17.71  $  13.80        --        --
      EOP Unit Value                                                      $  20.89  $  17.71  $  13.80        --     --
      Number of Units                                                       45,074    31,117    29,672        --     --

      With HAV, EBP and GRO Plus or with any one combo 5% or HDV and Gro Plus
      BOP Unit Value                                                      $  19.52  $  15.23  $  12.07        --
      EOP Unit Value                                                      $  22.99  $  19.52  $  15.23  $  12.07     --
      Number of Units                                                      138,252    47,094    14,353     2,434     --

      With any one of HAV or EBP & LT5 or GMWB, HAV & EBP or
   with any one combo 5% or HDV and GMWB
      BOP Unit Value                                                      $  17.61  $  13.76        --        --
      EOP Unit Value                                                      $  20.72  $  17.61  $  13.76        --     --
      Number of Units                                                       25,195    19,445     6,676        --     --

      With LT5, HAV & EBP or with any combo 5% or HDV & LT5 or
   GMWB, HDV and EBP
      BOP Unit Value                                                      $  10.95        --        --        --
      EOP Unit Value                                                      $  12.84  $  10.95        --        --     --
      Number of Units                                                           --        --        --        --     --

ProFund VP - Financial (2001)

      With any one of GRO Plus, EBP or HAV
      BOP Unit Value                                                      $  13.75  $  13.48  $  12.45  $   9.84
      EOP Unit Value                                                      $  15.83  $  13.75  $  13.48  $  12.45   9.84
      Number of Units                                                      679,764   556,706   323,190   134,420  2,066

      With GMWB
      BOP Unit Value                                                      $  13.71  $  13.45  $  12.44        --
      EOP Unit Value                                                      $  15.76  $  13.71  $  13.45  $  12.44     --
      Number of Units                                                       57,563    36,201    17,749     1,060     --

      With any two of GRO Plus, EBP or HAV or with any one of combo
   5% or HDV
      BOP Unit Value                                                      $  13.64  $  13.41  $  12.42        --
      EOP Unit Value                                                      $  15.66  $  13.64  $  13.41  $  12.42     --
      Number of Units                                                       82,558   162,740    35,528    27,402     --

      With LT5 or with any one of EBP or HAV and GMWB
      BOP Unit Value                                                      $  11.45  $  11.26        --        --
      EOP Unit Value                                                      $  13.14  $  11.45  $  11.26        --     --
      Number of Units                                                       18,864    24,234    15,974        --     --

      With HAV, EBP and GRO Plus or with any one combo 5% or HDV and Gro Plus
      BOP Unit Value                                                      $  13.53  $  13.33        --        --
      EOP Unit Value                                                      $  15.50  $  13.53  $  13.33        --     --
      Number of Units                                                       21,324     4,104     1,103        --     --

      With any one of HAV or EBP & LT5 or GMWB, HAV & EBP or
   with any one combo 5% or HDV and GMWB
      BOP Unit Value                                                      $  11.39        --        --        --
      EOP Unit Value                                                      $  13.03  $  11.39        --        --     --
      Number of Units                                                       71,194     1,100        --        --     --

      With LT5, HAV & EBP or with any combo 5% or HDV & LT5 or
   GMWB, HDV and EBP
      BOP Unit Value                                                      $  10.55        --        --        --
      EOP Unit Value                                                      $  12.04  $  10.55        --        --     --
      Number of Units                                                           --        --        --        --     --

Sub-account                                                             2006       2005      2004      2003    2002
-----------                                                          ----------  --------  --------  --------  -----

ProFund VP - Healthcare (2001)

      With any one of GRO Plus, EBP or HAV
      BOP Unit Value                                                 $    11.54  $  11.10  $  11.05  $   9.59
      EOP Unit Value                                                 $    11.92  $  11.54  $  11.10  $  11.05   9.59
      Number of Units                                                 1,125,522   974,103   518,389   244,228  6,831

      With GMWB
      BOP Unit Value                                                 $    11.50  $  11.07  $  11.04        --
      EOP Unit Value                                                 $    11.87  $  11.50  $  11.07  $  11.04     --
      Number of Units                                                    65,217    64,175     8,570     1,969     --

      With any two of GRO Plus, EBP or HAV or with any one of
   combo 5% or HDV
      BOP Unit Value                                                 $    11.45  $  11.04  $  11.02        --
      EOP Unit Value                                                 $    11.79  $  11.45  $  11.04  $  11.02     --
      Number of Units                                                   192,150   206,359   139,890    56,392     --

      With LT5 or with any one of EBP or HAV and GMWB
      BOP Unit Value                                                 $    11.04  $  10.65        --        --
      EOP Unit Value                                                 $    11.36  $  11.04  $  10.65        --     --
      Number of Units                                                    25,213     8,927     5,322        --     --

      With HAV, EBP and GRO Plus or with any one combo 5% or
   HDV and Gro Plus
      BOP Unit Value                                                 $    11.36  $  10.98  $  10.99        --
      EOP Unit Value                                                 $    11.67  $  11.36  $  10.98  $  10.99     --
      Number of Units                                                    36,508    16,109     4,035     2,123     --

      With any one of HAV or EBP & LT5 or GMWB, HAV & EBP or
   with any one combo 5% or HDV and GMWB
      BOP Unit Value                                                 $    10.98        --        --        --
      EOP Unit Value                                                 $    11.27  $  10.98        --        --     --
      Number of Units                                                     3,882       500        --        --     --

      With LT5, HAV & EBP or with any combo 5% or HDV & LT5 or
   GMWB, HDV and EBP
      BOP Unit Value                                                 $    10.48        --        --        --
      EOP Unit Value                                                 $    10.73  $  10.48        --        --     --
      Number of Units                                                        --        --        --        --     --

ProFund VP - Industrial (2002)

      With any one of GRO Plus, EBP or HAV
      BOP Unit Value                                                 $    14.34  $  14.27  $  12.85        --
      EOP Unit Value                                                 $    15.71  $  14.34  $  14.27  $  12.85     --
      Number of Units                                                    74,496   113,692    88,729    20,601     --

      With GMWB
      BOP Unit Value                                                 $    14.30  $  14.24        --        --
      EOP Unit Value                                                 $    15.65  $  14.30  $  14.24        --     --
      Number of Units                                                     2,765     6,749     4,426        --     --

      With any two of GRO Plus, EBP or HAV or with any one of
   combo 5% or HDV
      BOP Unit Value                                                 $    14.23  $  14.20  $  12.81        --
      EOP Unit Value                                                 $    15.55  $  14.23  $  14.20  $  12.81     --
      Number of Units                                                    26,520    93,442    14,026     4,507     --

      With LT5 or with any one of EBP or HAV and GMWB
      BOP Unit Value                                                 $    12.10  $  12.08        --        --
      EOP Unit Value                                                 $    13.20  $  12.10  $  12.08        --     --
      Number of Units                                                     2,469     3,013     4,381        --     --

      With HAV, EBP and GRO Plus or with any one combo 5% or
   HDV and Gro Plus
      BOP Unit Value                                                 $    14.12  $  14.12        --        --
      EOP Unit Value                                                 $    15.38  $  14.12  $  14.12        --     --

Sub-account                                                                 2006      2005      2004     2003    2002
-----------                                                               --------  --------  --------  -------  -----
      Number of Units                                                        3,032       664       945       --     --

      With any one of HAV or EBP & LT5 or GMWB, HAV & EBP or
   with any one combo 5% or HDV and GMWB
      BOP Unit Value                                                      $  12.03  $  12.04        --       --
      EOP Unit Value                                                      $  13.10  $  12.03  $  12.04       --     --
      Number of Units                                                            0        --       807       --     --

      With LT5, HAV & EBP or with any combo 5% or HDV & LT5 or
   GMWB, HDV and EBP
      BOP Unit Value                                                      $  10.08        --        --       --
      EOP Unit Value                                                      $  10.95  $  10.08        --       --     --
      Number of Units                                                           --        --        --       --     --

ProFund VP - Internet (2002)

      With any one of GRO Plus, EBP or HAV
      BOP Unit Value                                                      $  20.90  $  19.83  $  16.67       --
      EOP Unit Value                                                      $  20.78  $  20.90  $  19.83  $ 16.67     --
      Number of Units                                                          655     2,197     3,806    1,210     --

      With GMWB
      BOP Unit Value                                                            --        --        --       --
      EOP Unit Value                                                            --        --        --       --     --
      Number of Units                                                           --        --        --       --     --

      With any two of GRO Plus, EBP or HAV or with any one of combo
   5% or HDV
      BOP Unit Value                                                            --        --        --       --
      EOP Unit Value                                                            --        --        --       --     --
      Number of Units                                                           --        --        --       --     --

      With LT5 or with any one of EBP or HAV and GMWB
      BOP Unit Value                                                            --        --        --       --
      EOP Unit Value                                                            --        --        --       --     --
      Number of Units                                                           --        --        --       --     --

      With HAV, EBP and GRO Plus or with any one combo 5% or HDV and Gro Plus
      BOP Unit Value                                                            --        --        --       --
      EOP Unit Value                                                            --        --        --       --     --
      Number of Units                                                           --        --        --       --     --

      With any one of HAV or EBP & LT5 or GMWB, HAV & EBP or
   with any one combo 5% or HDV and GMWB
      BOP Unit Value                                                            --        --        --       --
      EOP Unit Value                                                            --        --        --       --     --
      Number of Units                                                           --        --        --       --     --

      With LT5, HAV & EBP or with any combo 5% or HDV & LT5 or
   GMWB, HDV and EBP
      BOP Unit Value                                                      $  12.74        --        --       --
      EOP Unit Value                                                      $  12.56  $  12.74        --       --     --
      Number of Units                                                           --        --        --       --     --

ProFund VP - Pharmaceuticals (2002)

      With any one of GRO Plus, EBP or HAV
      BOP Unit Value                                                      $   8.38  $   8.88  $   9.97  $  9.63
      EOP Unit Value                                                      $   9.22  $   8.38  $   8.88  $  9.97   9.63
      Number of Units                                                      472,925   337,606   246,789   77,105  2,545

      With GMWB
      BOP Unit Value                                                      $   8.35  $   8.86  $   9.96       --
      EOP Unit Value                                                      $   9.18  $   8.35  $   8.86  $  9.96     --
      Number of Units                                                      131,883    14,623    23,137    2,871     --

      With any two of GRO Plus, EBP or HAV or with any one of combo
   5% or HDV

Sub-account                                                            2006        2005       2004      2003     2002
-----------                                                         ----------  ----------  --------  --------  ------
      BOP Unit Value                                                $     8.31  $     8.83  $   9.94        --
      EOP Unit Value                                                $     9.12  $     8.31  $   8.83  $   9.94      --
      Number of Units                                                  301,226      38,751    70,946     6,346      --

      With LT5 or with any one of EBP or HAV and GMWB
      BOP Unit Value                                                $     8.87  $     9.44        --        --
      EOP Unit Value                                                $     9.73  $     8.87  $   9.44        --      --
      Number of Units                                                   14,863       8,146     5,382        --      --

      With HAV, EBP and GRO Plus or with any one combo 5% or
   HDV and Gro Plus
      BOP Unit Value                                                $     8.25  $     8.78  $   9.91        --
      EOP Unit Value                                                $     9.03  $     8.25  $   8.78  $   9.91      --
      Number of Units                                                   59,783       4,239     3,939     1,646      --

      With any one of HAV or EBP & LT5 or GMWB, HAV & EBP
   or with any one combo 5% or HDV and GMWB
      BOP Unit Value                                                $     8.82          --        --        --
      EOP Unit Value                                                $     9.65  $     8.82        --        --      --
      Number of Units                                                    1,329         423        --        --      --

      With LT5, HAV & EBP or with any combo 5% or HDV & LT5
   or GMWB, HDV and EBP
      BOP Unit Value                                                $     9.46          --        --        --
      EOP Unit Value                                                $    10.32  $     9.46        --        --      --
      Number of Units                                                       --          --        --        --      --

ProFund VP - Precious Metals (2002)

      With any one of GRO Plus, EBP or HAV
      BOP Unit Value                                                $    16.90  $    13.64  $  15.44  $  11.30
      EOP Unit Value                                                $    17.80  $    16.90  $  13.64  $  15.44    11.3
      Number of Units                                                1,225,838   1,038,247   457,761   390,896  19,964

      With GMWB
      BOP Unit Value                                                $    16.85  $    13.61        --        --
      EOP Unit Value                                                $    17.73  $    16.85  $  13.61        --      --
      Number of Units                                                  260,007     129,263    42,627        --      --

      With any two of GRO Plus, EBP or HAV or with any one of
   combo 5% or HDV
      BOP Unit Value                                                $    16.77  $    13.57  $  15.39        --
      EOP Unit Value                                                $    17.62  $    16.77  $  13.57  $  15.39      --
      Number of Units                                                  380,819     355,678   111,588    44,664      --

      With LT5 or with any one of EBP or HAV and GMWB
      BOP Unit Value                                                $    12.56  $    10.17        --        --
      EOP Unit Value                                                $    13.18  $    12.56  $  10.17        --      --
      Number of Units                                                  100,916      98,463    93,541        --      --

      With HAV, EBP and GRO Plus or with any one combo 5% or
   HDV and Gro Plus
      BOP Unit Value                                                $    16.64  $    13.49  $  15.35        --
      EOP Unit Value                                                $    17.43  $    16.64  $  13.49  $  15.35      --
      Number of Units                                                  148,574      44,065     7,072     1,458      --

      With any one of HAV or EBP & LT5 or GMWB, HAV & EBP
   or with any one combo 5% or HDV and GMWB
      BOP Unit Value                                                $    12.49  $    10.14  $  11.55        --
      EOP Unit Value                                                $    13.08  $    12.49  $  10.14  $  11.55      --
      Number of Units                                                  158,151      83,314    11,671    23,284      --

      With LT5, HAV & EBP or with any combo 5% or HDV & LT5
   or GMWB, HDV and EBP
      BOP Unit Value                                                $    12.02          --        --        --
      EOP Unit Value                                                $    12.55  $    12.02        --        --      --
      Number of Units                                                       --          --        --        --      --

ProFund VP - Real Estate (2001)

Sub-account                                                            2006      2005      2004      2003     2002
-----------                                                          --------  --------  --------  --------  ------
      With any one of GRO Plus, EBP or HAV
      BOP Unit Value                                                 $  17.42  $  16.63  $  13.33  $  10.20
      EOP Unit Value                                                 $  22.64  $  17.42  $  16.63  $  13.33    10.2
      Number of Units                                                 644,499   419,232   509,763   136,941  12,789

      With GMWB
      BOP Unit Value                                                 $  17.36  $  16.60  $  13.31        --
      EOP Unit Value                                                 $  22.55  $  17.36  $  16.60  $  13.31      --
      Number of Units                                                 109,436    41,820    58,062     3,835      --

      With any two of GRO Plus, EBP or HAV or with any one of
   combo 5% or HDV
      BOP Unit Value                                                 $  17.28  $  16.54  $  13.29        --
      EOP Unit Value                                                 $  22.40  $  17.28  $  16.54  $  13.29      --
      Number of Units                                                 173,398    85,608   128,625    32,970      --

      With LT5 or with any one of EBP or HAV and GMWB
      BOP Unit Value                                                 $  13.63  $  13.06        --        --
      EOP Unit Value                                                 $  17.65  $  13.63  $  13.06        --      --
      Number of Units                                                  12,978    11,101    22,857        --      --

      With HAV, EBP and GRO Plus or with any one combo 5% or
   HDV and Gro Plus
      BOP Unit Value                                                 $  17.14  $  16.45        --        --
      EOP Unit Value                                                 $  22.17  $  17.14  $  16.45        --      --
      Number of Units                                                  32,136    10,494       629        --      --

      With any one of HAV or EBP & LT5 or GMWB, HAV & EBP or
   with any one combo 5% or HDV and GMWB
      BOP Unit Value                                                 $  13.55  $  13.02        --        --
      EOP Unit Value                                                 $  17.51  $  13.55  $  13.02        --      --
      Number of Units                                                  14,797     5,880     1,198        --      --

      With LT5, HAV & EBP or with any combo 5% or HDV & LT5 or
   GMWB, HDV and EBP
      BOP Unit Value                                                 $  11.20        --        --        --
      EOP Unit Value                                                 $  14.43  $  11.20        --        --      --
      Number of Units                                                      --        --        --        --      --

ProFund VP - Semiconductor (2002)

      With any one of GRO Plus, EBP or HAV
      BOP Unit Value                                                 $  12.73  $  11.95  $  15.93        --
      EOP Unit Value                                                 $  11.61  $  12.73  $  11.95  $  15.93      --
      Number of Units                                                     659       730     3,639     3,475      --

      With GMWB
      BOP Unit Value                                                       --        --        --        --
      EOP Unit Value                                                       --        --        --        --      --
      Number of Units                                                      --        --        --        --      --

      With any two of GRO Plus, EBP or HAV or with any one of
   combo 5% or HDV
      BOP Unit Value                                                       --        --        --        --
      EOP Unit Value                                                       --        --        --        --      --
      Number of Units                                                      --        --        --        --      --

      With LT5 or with any one of EBP or HAV and GMWB
      BOP Unit Value                                                       --        --        --        --
      EOP Unit Value                                                       --        --        --        --      --
      Number of Units                                                      --        --        --        --      --

      With HAV, EBP and GRO Plus or with any one combo 5% or
   HDV and Gro Plus
      BOP Unit Value                                                       --        --        --        --
      EOP Unit Value                                                       --        --        --        --      --
      Number of Units                                                      --        --        --        --      --

Sub-account                                                                 2006      2005      2004     2003    2002
-----------                                                               --------  --------  --------  -------  -----
      With any one of HAV or EBP & LT5 or GMWB, HAV & EBP or
   with any one combo 5% or HDV and GMWB
      BOP Unit Value                                                            --        --        --       --
      EOP Unit Value                                                            --        --        --       --     --
      Number of Units                                                           --        --        --       --     --

      With LT5, HAV & EBP or with any combo 5% or HDV & LT5 or
   GMWB, HDV and EBP
      BOP Unit Value                                                      $  10.67        --        --       --
      EOP Unit Value                                                      $   9.64  $  10.67        --       --     --
      Number of Units                                                           --        --        --       --     --

ProFund VP - Technology (2001)

      With any one of GRO Plus, EBP or HAV
      BOP Unit Value                                                      $  12.90  $  12.99  $  13.30       --
      EOP Unit Value                                                      $  13.68  $  12.90  $  12.99  $ 13.30     --
      Number of Units                                                          315        --     9,239    6,845     --

      With GMWB
      BOP Unit Value                                                            --        --        --       --
      EOP Unit Value                                                            --        --        --       --     --
      Number of Units                                                           --        --        --       --     --

      With any two of GRO Plus, EBP or HAV or with any one of combo
   5% or HDV
      BOP Unit Value                                                            --        --        --       --
      EOP Unit Value                                                            --        --        --       --     --
      Number of Units                                                           --        --        --       --     --

      With LT5 or with any one of EBP or HAV and GMWB
      BOP Unit Value                                                            --        --        --       --
      EOP Unit Value                                                            --        --        --       --     --
      Number of Units                                                           --        --        --       --     --

      With HAV, EBP and GRO Plus or with any one combo 5% or HDV and Gro Plus
      BOP Unit Value                                                            --        --        --       --
      EOP Unit Value                                                            --        --        --       --     --
      Number of Units                                                           --        --        --       --     --

      With any one of HAV or EBP & LT5 or GMWB, HAV & EBP or
   with any one combo 5% or HDV and GMWB
      BOP Unit Value                                                            --        --        --       --
      EOP Unit Value                                                            --        --        --       --     --
      Number of Units                                                           --        --        --       --     --

      With LT5, HAV & EBP or with any combo 5% or HDV & LT5 or
   GMWB, HDV and EBP
      BOP Unit Value                                                      $  10.56        --        --       --
      EOP Unit Value                                                      $  11.10  $  10.56        --       --     --
      Number of Units                                                           --        --        --       --     --

ProFund VP - Telecommunications (2001)

      With any one of GRO Plus, EBP or HAV
      BOP Unit Value                                                      $  10.47  $  11.43  $  10.08  $ 10.03
      EOP Unit Value                                                      $  13.79  $  10.47  $  11.43  $ 10.08  10.03
      Number of Units                                                      576,678   159,504   212,127   47,283  3,642

      With GMWB
      BOP Unit Value                                                      $  10.43  $  11.40        --       --
      EOP Unit Value                                                      $  13.73  $  10.43  $  11.40       --     --
      Number of Units                                                       76,146    11,185     6,379       --     --

      With any two of GRO Plus, EBP or HAV or with any one of combo
   5% or HDV
      BOP Unit Value                                                      $  10.38  $  11.37  $  10.05       --
      EOP Unit Value                                                      $  13.65  $  10.38  $  11.37  $ 10.05     --

Sub-account                                                                 2006      2005      2004     2003    2002
-----------                                                               --------  --------  --------  -------  -----
      Number of Units                                                      184,638    13,916    34,691   13,783     --

      With LT5 or with any one of EBP or HAV and GMWB
      BOP Unit Value                                                      $  11.44  $  12.54        --       --
      EOP Unit Value                                                      $  15.02  $  11.44  $  12.54       --     --
      Number of Units                                                       11,713       482     4,099       --     --

      With HAV, EBP and GRO Plus or with any one combo 5% or HDV and Gro Plus
      BOP Unit Value                                                      $  10.30  $  11.31        --       --
      EOP Unit Value                                                      $  13.50  $  10.30  $  11.31       --     --
      Number of Units                                                       43,184    14,202    11,741       --     --

      With any one of HAV or EBP & LT5 or GMWB, HAV & EBP or
   with any one combo 5% or HDV and GMWB
      BOP Unit Value                                                      $  11.38  $  12.50        --       --
      EOP Unit Value                                                      $  14.89  $  11.38  $  12.50       --     --
      Number of Units                                                        3,030     1,384     2,691       --     --

      With LT5, HAV & EBP or with any combo 5% or HDV & LT5 or
   GMWB, HDV and EBP
      BOP Unit Value                                                      $   9.76        --        --       --
      EOP Unit Value                                                      $  12.74  $   9.76        --       --     --
      Number of Units                                                           --        --        --       --     --

ProFund VP - Utilities (2001)

      With any one of GRO Plus, EBP or HAV
      BOP Unit Value                                                      $  16.64  $  15.00  $  12.63  $ 10.61
      EOP Unit Value                                                      $  19.47  $  16.64  $  15.00  $ 12.63  10.61
      Number of Units                                                      965,227   728,412   332,768   93,690  8,871

      With GMWB
      BOP Unit Value                                                      $  16.59  $  14.97  $  12.62       --
      EOP Unit Value                                                      $  19.38  $  16.59  $  14.97  $ 12.62     --
      Number of Units                                                      160,549    65,915    57,208    8,137     --

      With any two of GRO Plus, EBP or HAV or with any one of combo
   5% or HDV
      BOP Unit Value                                                      $  16.51  $  14.92  $  12.60       --
      EOP Unit Value                                                      $  19.26  $  16.51  $  14.92  $ 12.60     --
      Number of Units                                                      275,767   276,153    87,691   10,588     --

      With LT5 or with any one of EBP or HAV and GMWB
      BOP Unit Value                                                      $  13.82  $  12.51        --       --
      EOP Unit Value                                                      $  16.11  $  13.82  $  12.51       --     --
      Number of Units                                                       34,957    22,152    21,365       --     --

      With HAV, EBP and GRO Plus or with any one combo 5% or HDV and Gro Plus
      BOP Unit Value                                                      $  16.38  $  14.84        --       --
      EOP Unit Value                                                      $  19.06  $  16.38  $  14.84       --     --
      Number of Units                                                       25,289    12,802     7,490       --     --

      With any one of HAV or EBP & LT5 or GMWB, HAV & EBP or
   with any one combo 5% or HDV and GMWB
      BOP Unit Value                                                      $  13.75  $  12.47        --       --
      EOP Unit Value                                                      $  15.98  $  13.75  $  12.47       --     --
      Number of Units                                                        5,228     2,505       573       --     --

      With LT5, HAV & EBP or with any combo 5% or HDV & LT5 or
   GMWB, HDV and EBP
      BOP Unit Value                                                      $  10.62        --        --       --
      EOP Unit Value                                                      $  12.32  $  10.62        --       --     --
      Number of Units                                                           --        --        --       --     --

ProFund VP - Bull (2002)

      With any one of GRO Plus, EBP or HAV

Sub-account                                                            2006        2005        2004       2003     2002
-----------                                                         ----------  ----------  ----------  --------  ------
      BOP Unit Value                                                $    12.92  $    12.82  $    12.01  $   9.75
      EOP Unit Value                                                $    14.41  $    12.92  $    12.82  $  12.01    9.75
      Number of Units                                                2,159,049   1,393,666   2,052,501   708,248  10,297

      With GMWB
      BOP Unit Value                                                $    12.88  $    12.79  $    12.00        --
      EOP Unit Value                                                $    14.35  $    12.88  $    12.79  $  12.00      --
      Number of Units                                                  338,211     482,071     171,187     1,179      --

      With any two of GRO Plus, EBP or HAV or with any one of
   combo 5% or HDV
      BOP Unit Value                                                $    12.82  $    12.75  $    11.98  $   9.75
      EOP Unit Value                                                $    14.26  $    12.82  $    12.75  $  11.98    9.75
      Number of Units                                                  420,368     227,581     570,114    58,349     400

      With LT5 or with any one of EBP or HAV and GMWB
      BOP Unit Value                                                $    11.30  $    11.25  $    10.58        --
      EOP Unit Value                                                $    12.55  $    11.30  $    11.25  $  10.58      --
      Number of Units                                                  113,098      65,965      31,600       427      --

      With HAV, EBP and GRO Plus or with any one combo 5% or
   HDV and Gro Plus
      BOP Unit Value                                                $    12.72  $    12.68  $    11.94        --
      EOP Unit Value                                                $    14.11  $    12.72  $    12.68  $  11.94      --
      Number of Units                                                  197,843      45,152      88,697    10,714      --

      With any one of HAV or EBP & LT5 or GMWB, HAV &
   EBP or with any one combo 5% or HDV and GMWB
      BOP Unit Value                                                $    11.23  $    11.21          --        --
      EOP Unit Value                                                $    12.45  $    11.23  $    11.21        --      --
      Number of Units                                                   74,831      87,712      12,971        --      --

      With LT5, HAV & EBP or with any combo 5% or HDV &
   LT5 or GMWB, HDV and EBP
      BOP Unit Value                                                $    10.14          --          --        --
      EOP Unit Value                                                $    11.21  $    10.14          --        --      --
      Number of Units                                                       --          --          --        --      --

ProFund VP - Bear (2001)

      With any one of GRO Plus, EBP or HAV
      BOP Unit Value                                                $     6.38  $     6.60  $     7.49  $  10.13
      EOP Unit Value                                                $     5.79  $     6.38  $     6.60  $   7.49   10.13
      Number of Units                                                  672,760     723,318     289,105   716,467  28,618

      With GMWB
      BOP Unit Value                                                $     6.36  $     6.58          --        --
      EOP Unit Value                                                $     5.77  $     6.36  $     6.58        --      --
      Number of Units                                                  113,831     481,337      41,480        --      --

      With any two of GRO Plus, EBP or HAV or with any one of
   combo 5% or HDV
      BOP Unit Value                                                $     6.33  $     6.56  $     7.47  $  10.13
      EOP Unit Value                                                $     5.73  $     6.33  $     6.56  $   7.47   10.13
      Number of Units                                                  241,303      94,984      60,475    36,686   1,514

      With LT5 or with any one of EBP or HAV and GMWB
      BOP Unit Value                                                $     7.86  $     8.15  $     9.29        --
      EOP Unit Value                                                $     7.10  $     7.86  $     8.15  $   9.29      --
      Number of Units                                                  128,536      27,580      10,709     7,927      --

      With HAV, EBP and GRO Plus or with any one combo 5% or
   HDV and Gro Plus
      BOP Unit Value                                                $     6.28  $     6.52  $     7.45        --
      EOP Unit Value                                                $     5.67  $     6.28  $     6.52  $   7.45      --
      Number of Units                                                   29,474      52,028      14,578    13,622      --

      With any one of HAV or EBP & LT5 or GMWB, HAV &
   EBP or with any one combo 5% or HDV and GMWB
      BOP Unit Value                                                $     7.81  $     8.12  $     9.29        --

Sub-account                                                            2006        2005        2004       2003     2002
-----------                                                         ----------  ----------  ----------  --------  ------
      EOP Unit Value                                                $     7.05  $     7.81  $     8.12  $   9.29      --
      Number of Units                                                   32,910      69,365       1,620      7293      --

      With LT5, HAV & EBP or with any combo 5% or HDV &
   LT5 or GMWB, HDV and EBP
      BOP Unit Value                                                $     9.56          --          --        --
      EOP Unit Value                                                $     8.60  $     9.56          --        --      --
      Number of Units                                                       --          --          --        --      --

ProFund VP - Ultra Bull (2001)

      With any one of GRO Plus, EBP or HAV
      BOP Unit Value                                                $    16.69  $    16.58  $    14.42  $   9.61
      EOP Unit Value                                                $    20.15  $    16.69  $    16.58  $  14.42    9.61
      Number of Units                                                    7,438      16,473       9,518     1,432     245

      With GMWB
      BOP Unit Value                                                        --          --          --        --
      EOP Unit Value                                                        --          --          --        --      --
      Number of Units                                                       --          --          --        --      --

      With any two of GRO Plus, EBP or HAV or with any one of
   combo 5% or HDV
      BOP Unit Value                                                        --          --          --        --
      EOP Unit Value                                                        --          --          --        --      --
      Number of Units                                                       --          --          --        --      --

      With LT5 or with any one of EBP or HAV and GMWB
      BOP Unit Value                                                        --          --          --        --
      EOP Unit Value                                                        --          --          --        --      --
      Number of Units                                                       --          --          --        --      --

      With HAV, EBP and GRO Plus or with any one combo 5% or
   HDV and Gro Plus
      BOP Unit Value                                                        --          --          --        --
      EOP Unit Value                                                        --          --          --        --      --
      Number of Units                                                       --          --          --        --      --

      With any one of HAV or EBP & LT5 or GMWB, HAV &
   EBP or with any one combo 5% or HDV and GMWB
      BOP Unit Value                                                        --          --          --        --
      EOP Unit Value                                                        --          --          --        --      --
      Number of Units                                                       --          --          --        --      --

      With LT5, HAV & EBP or with any combo 5% or HDV &
   LT5 or GMWB, HDV and EBP
      BOP Unit Value                                                $    10.27          --          --        --
      EOP Unit Value                                                $    12.29  $    10.27          --        --      --
      Number of Units                                                       --          --          --        --      --

ProFund VP - OTC (2001)

      With any one of GRO Plus, EBP or HAV
      BOP Unit Value                                                $    14.10  $    14.34  $    13.47  $   9.36
      EOP Unit Value                                                $    14.59  $    14.10  $    14.34  $  13.47    9.36
      Number of Units                                                1,489,774   1,350,489   1,807,904   810,005  13,113

      With GMWB
      BOP Unit Value                                                $    14.05  $    14.31  $    13.46        --
      EOP Unit Value                                                $    14.53  $    14.05  $    14.31  $  13.46      --
      Number of Units                                                   85,525     151,639     128,923     5,378      --

      With any two of GRO Plus, EBP or HAV or with any one of
   combo 5% or HDV
      BOP Unit Value                                                $    13.99  $    14.27  $    13.44        --
      EOP Unit Value                                                $    14.43  $    13.99  $    14.27  $  13.44      --
      Number of Units                                                  177,301     235,354     225,055    34,480      --

      With LT5 or with any one of EBP or HAV and GMWB

Sub-account                                                            2006      2005      2004      2003     2002
-----------                                                          --------  --------  --------  --------  ------
      BOP Unit Value                                                 $  10.69  $  10.92        --        --
      EOP Unit Value                                                 $  11.02  $  10.69  $  10.92        --      --
      Number of Units                                                  22,270    74,795    28,507        --      --

      With HAV, EBP and GRO Plus or with any one combo 5% or
   HDV and Gro Plus
      BOP Unit Value                                                 $  13.88  $  14.19        --        --
      EOP Unit Value                                                 $  14.28  $  13.88  $  14.19        --      --
      Number of Units                                                  21,352     7,108    32,376        --      --

      With any one of HAV or EBP & LT5 or GMWB, HAV & EBP or
   with any one combo 5% or HDV and GMWB
      BOP Unit Value                                                 $  10.63  $  10.88        --        --
      EOP Unit Value                                                 $  10.93  $  10.63  $  10.88        --      --
      Number of Units                                                   5,364    31,609    14,308        --      --

      With LT5, HAV & EBP or with any combo 5% or HDV & LT5 or
   GMWB, HDV and EBP
      BOP Unit Value                                                 $  10.57        --        --        --
      EOP Unit Value                                                 $  10.85  $  10.57        --        --      --
      Number of Units                                                      --        --        --        --      --

ProFund VP - Short OTC (2002)

      With any one of GRO Plus, EBP or HAV
      BOP Unit Value                                                 $   5.53  $   5.60  $   6.42  $  10.43
      EOP Unit Value                                                 $   5.36  $   5.53  $   5.60  $   6.42   10.43
      Number of Units                                                 679,620   480,109   181,352   196,526  15,308

      With GMWB
      BOP Unit Value                                                 $   5.52  $   5.58        --        --
      EOP Unit Value                                                 $   5.33  $   5.52  $   5.58        --      --
      Number of Units                                                 198,868   144,312     7,191        --      --

      With any two of GRO Plus, EBP or HAV or with any one of
   combo 5% or HDV
      BOP Unit Value                                                 $   5.49  $   5.57  $   6.40        --
      EOP Unit Value                                                 $   5.30  $   5.49  $   5.57  $   6.40      --
      Number of Units                                                 254,438   182,361    65,148    20,167      --

      With LT5 or with any one of EBP or HAV and GMWB
      BOP Unit Value                                                 $   8.13        --  $   9.49        --
      EOP Unit Value                                                 $   7.83  $   8.13        --  $   9.49      --
      Number of Units                                                 100,168    48,058        --     7,708      --

      With HAV, EBP and GRO Plus or with any one combo 5% or
   HDV and Gro Plus
      BOP Unit Value                                                 $   5.45  $   5.54  $   6.38        --
      EOP Unit Value                                                 $   5.24  $   5.45  $   5.54  $   6.38      --
      Number of Units                                                  12,891    18,605    16,306    16,907      --

      With any one of HAV or EBP & LT5 or GMWB, HAV & EBP or
   with any one combo 5% or HDV and GMWB
      BOP Unit Value                                                 $   8.08        --        --        --
      EOP Unit Value                                                 $   7.77  $   8.08        --        --      --
      Number of Units                                                  34,026    53,239        --        --      --

      With LT5, HAV & EBP or with any combo 5% or HDV & LT5 or
   GMWB, HDV and EBP
      BOP Unit Value                                                 $   9.16        --        --        --
      EOP Unit Value                                                 $   8.79  $   9.16        --        --      --
      Number of Units                                                      --        --        --        --      --

ProFund VP - UltraOTC (1999)

      With any one of GRO Plus, EBP or HAV
      BOP Unit Value                                                 $  18.28  $  19.36  $  17.30  $   8.70
      EOP Unit Value                                                 $  18.81  $  18.28  $  19.36  $  17.30     8.7

Sub-account                                                             2006       2005      2004      2003    2002
-----------                                                          ----------  --------  --------  --------  -----
      Number of Units                                                    25,955    39,390    22,282     5,905    233

      With GMWB
      BOP Unit Value                                                         --        --        --        --
      EOP Unit Value                                                         --        --        --        --     --
      Number of Units                                                        --        --        --        --     --

      With any two of GRO Plus, EBP or HAV or with any one of
   combo 5% or HDV
      BOP Unit Value                                                         --        --        --        --
      EOP Unit Value                                                         --        --        --        --     --
      Number of Units                                                        --        --        --        --     --

      With LT5 or with any one of EBP or HAV and GMWB
      BOP Unit Value                                                         --        --        --        --
      EOP Unit Value                                                         --        --        --        --     --
      Number of Units                                                        --        --        --        --     --

      With HAV, EBP and GRO Plus or with any one combo 5% or
   HDV and Gro Plus
      BOP Unit Value                                                         --        --        --        --
      EOP Unit Value                                                         --        --        --        --     --
      Number of Units                                                        --        --        --        --     --

      With any one of HAV or EBP & LT5 or GMWB, HAV & EBP or
   with any one combo 5% or HDV and GMWB
      BOP Unit Value                                                         --        --        --        --
      EOP Unit Value                                                         --        --        --        --     --
      Number of Units                                                        --        --        --        --     --

      With LT5, HAV & EBP or with any combo 5% or HDV & LT5 or
   GMWB, HDV and EBP
      BOP Unit Value                                                 $    11.06        --        --        --
      EOP Unit Value                                                 $    11.28  $  11.06        --        --     --
      Number of Units                                                        --        --        --        --     --

ProFund VP - Mid-Cap Value (2002)

      With any one of GRO Plus, EBP or HAV
      BOP Unit Value                                                 $    16.28  $  15.24  $  13.40  $  10.06
      EOP Unit Value                                                 $    17.93  $  16.28  $  15.24  $  13.40  10.06
      Number of Units                                                 1,262,392   783,182   626,618   462,172  4,777

      With GMWB
      BOP Unit Value                                                 $    16.23  $  15.21  $  13.39        --
      EOP Unit Value                                                 $    17.86  $  16.23  $  15.21  $  13.39     --
      Number of Units                                                    98,979   101,182   110,312     4,164     --

      With any two of GRO Plus, EBP or HAV or with any one of
   combo 5% or HDV
      BOP Unit Value                                                 $    16.15  $  15.16  $  13.36  $  10.06
      EOP Unit Value                                                 $    17.75  $  16.15  $  15.16  $  13.36  10.06
      Number of Units                                                   498,445   247,386   304,648    99,189  4,799

      With LT5 or with any one of EBP or HAV and GMWB
      BOP Unit Value                                                 $    12.98  $  12.20  $  10.77        --
      EOP Unit Value                                                 $    14.25  $  12.98  $  12.20  $  10.77     --
      Number of Units                                                    33,707    35,137    39,454     3,516     --

      With HAV, EBP and GRO Plus or with any one combo 5% or
   HDV and Gro Plus
      BOP Unit Value                                                 $    16.02  $  15.08  $  13.33        --
      EOP Unit Value                                                 $    17.56  $  16.02  $  15.08  $  13.33     --
      Number of Units                                                    54,436    32,273    12,473       916     --

      With any one of HAV or EBP & LT5 or GMWB, HAV & EBP or
   with any one combo 5% or HDV and GMWB
      BOP Unit Value                                                 $    12.91  $  12.17        --        --
      EOP Unit Value                                                 $    14.14  $  12.91  $  12.17        --     --
      Number of Units                                                    14,300    18,885     3,507        --     --

Sub-account                                                            2006       2005       2004      2003    2002
-----------                                                          --------  ----------  --------  --------  -----
      With LT5, HAV & EBP or with any combo 5% or HDV & LT5 or
   GMWB, HDV and EBP
      BOP Unit Value                                                 $  10.62          --        --        --
      EOP Unit Value                                                 $  11.60  $    10.62        --        --     --
      Number of Units                                                      --          --        --        --     --

ProFund VP - Mid-Cap Growth (2002)

      With any one of GRO Plus, EBP or HAV
      BOP Unit Value                                                 $  14.65  $    13.42  $  12.32  $   9.82
      EOP Unit Value                                                 $  14.94  $    14.65  $  13.42  $  12.32   9.82
      Number of Units                                                 841,041   1,210,311   579,666   295,528  1,587

      With GMWB
      BOP Unit Value                                                 $  14.60  $    13.39  $  12.31        --
      EOP Unit Value                                                 $  14.88  $    14.60  $  13.39  $  12.31     --
      Number of Units                                                 271,685     396,894    53,472     2,028     --

      With any two of GRO Plus, EBP or HAV or with any one of
   combo 5% or HDV
      BOP Unit Value                                                 $  14.53  $    13.35  $  12.28  $   9.81
      EOP Unit Value                                                 $  14.78  $    14.53  $  13.35  $  12.28   9.81
      Number of Units                                                 271,992     263,504   163,302    47,141  1,583

      With LT5 or with any one of EBP or HAV and GMWB
      BOP Unit Value                                                 $  12.09  $    11.12  $  10.24        --
      EOP Unit Value                                                 $  12.29  $    12.09  $  11.12  $  10.24     --
      Number of Units                                                  24,037      34,564    21,341     3,933     --

      With HAV, EBP and GRO Plus or with any one combo 5% or
   HDV and Gro Plus
      BOP Unit Value                                                 $  14.42  $    13.28  $  12.25        --
      EOP Unit Value                                                 $  14.63  $    14.42  $  13.28  $  12.25     --
      Number of Units                                                  42,481      32,799     6,489     1,274     --

      With any one of HAV or EBP & LT5 or GMWB, HAV & EBP or
   with any one combo 5% or HDV and GMWB
      BOP Unit Value                                                 $  12.02  $    11.09        --        --
      EOP Unit Value                                                 $  12.19  $    12.02  $  11.09        --     --
      Number of Units                                                  59,507      20,099     9,859        --     --

      With LT5, HAV & EBP or with any combo 5% or HDV & LT5 or
   GMWB, HDV and EBP
      BOP Unit Value                                                 $  10.78          --        --        --
      EOP Unit Value                                                 $  10.90  $    10.78        --        --     --
      Number of Units                                                       0          --        --        --     --

ProFund VP - UltraMid-Cap (2002)

      With any one of GRO Plus, EBP or HAV
      BOP Unit Value                                                 $  23.85  $    20.62  $  16.46  $   9.86
      EOP Unit Value                                                 $  25.88  $    23.85  $  20.62  $  16.46   9.86
      Number of Units                                                 494,119     608,698   338,303   136,523  1,673

      With GMWB
      BOP Unit Value                                                 $  23.77  $    20.57  $  16.44        --
      EOP Unit Value                                                 $  25.78  $    23.77  $  20.57  $  16.44     --
      Number of Units                                                 158,772     132,000   101,493     3,746     --

      With any two of GRO Plus, EBP or HAV or with any one of
   combo 5% or HDV
      BOP Unit Value                                                 $  23.66  $    20.51  $  16.41        --
      EOP Unit Value                                                 $  25.61  $    23.66  $  20.51  $  16.41     --
      Number of Units                                                 250,888     248,718   150,540    88,028     --

      With LT5 or with any one of EBP or HAV and GMWB
      BOP Unit Value                                                 $  15.97  $    13.86        --        --
      EOP Unit Value                                                 $  17.27  $    15.97  $  13.86        --     --

Sub-account                                                         2006        2005        2004        2003      2002
-----------                                                      ----------  ----------  ----------  ----------  ------
      Number of Units                                                20,470      31,080      27,449          --      --

      With HAV, EBP and GRO Plus or with any one combo 5%
   or HDV and Gro Plus
      BOP Unit Value                                             $    23.47  $    20.40  $    16.37          --
      EOP Unit Value                                             $    25.35  $    23.47  $    20.40  $    16.37      --
      Number of Units                                                 7,780      33,020       2,161         557      --

      With any one of HAV or EBP & LT5 or GMWB, HAV &
   EBP or with any one combo 5% or HDV and GMWB
      BOP Unit Value                                             $    15.88  $    13.81          --          --
      EOP Unit Value                                             $    17.13  $    15.88  $    13.81          --      --
      Number of Units                                                36,114      30,049      14,660          --      --

      With LT5, HAV & EBP or with any combo 5% or HDV &
   LT5 or GMWB, HDV and EBP
      BOP Unit Value                                             $    11.41          --          --          --
      EOP Unit Value                                             $    12.27  $    11.41          --          --      --
      Number of Units                                                    --          --          --          --      --

ProFund VP - Small-Cap Value (2002)

      With any one of GRO Plus, EBP or HAV
      BOP Unit Value                                             $    16.12  $    15.80  $    13.41  $    10.15
      EOP Unit Value                                             $    18.57  $    16.12  $    15.80  $    13.41   10.15
      Number of Units                                             1,234,327   1,026,106   2,597,154   1,218,990  19,019

      With GMWB
      BOP Unit Value                                             $    16.07  $    15.76  $    13.39          --
      EOP Unit Value                                             $    18.49  $    16.07  $    15.76  $    13.39      --
      Number of Units                                               107,760      79,114     163,443      24,769      --

      With any two of GRO Plus, EBP or HAV or with any one
   of combo 5% or HDV
      BOP Unit Value                                             $    15.99  $    15.71  $    13.37          --
      EOP Unit Value                                             $    18.38  $    15.99  $    15.71  $    13.37      --
      Number of Units                                               318,982     288,760     596,413     207,523      --

      With LT5 or with any one of EBP or HAV and GMWB
      BOP Unit Value                                             $    12.74  $    12.53  $    10.67          --
      EOP Unit Value                                             $    14.62  $    12.74  $    12.53  $    10.67      --
      Number of Units                                                24,783      21,091      31,732       4,223      --

      With HAV, EBP and GRO Plus or with any one combo 5%
   or HDV and Gro Plus
      BOP Unit Value                                             $    15.86  $    15.63  $    13.33          --
      EOP Unit Value                                             $    18.18  $    15.86  $    15.63  $    13.33      --
      Number of Units                                                52,464      32,218      29,856      28,687      --

      With any one of HAV or EBP & LT5 or GMWB, HAV &
   EBP or with any one combo 5% or HDV and GMWB
      BOP Unit Value                                             $    12.66  $    12.49          --          --
      EOP Unit Value                                             $    14.50  $    12.66  $    12.49          --      --
      Number of Units                                                12,677       9,865       6,158          --      --

      With LT5, HAV & EBP or with any combo 5% or HDV &
   LT5 or GMWB, HDV and EBP
      BOP Unit Value                                             $    10.32          --          --          --
      EOP Unit Value                                             $    11.78  $    10.32          --          --      --
      Number of Units                                                   470         499          --          --      --

ProFund VP - Small-Cap Growth (2002)

      With any one of GRO Plus, EBP or HAV
      BOP Unit Value                                             $    16.18  $    15.34  $    13.05  $     9.91
      EOP Unit Value                                             $    17.25  $    16.18  $    15.34  $    13.05    9.91
      Number of Units                                               715,173   1,645,353   1,611,060   1,289,398  10,572
      With GMWB

Sub-account                                                                 2006      2005      2004      2003    2002
-----------                                                               --------  --------  --------  --------  ----
      BOP Unit Value                                                      $  16.13  $  15.31  $  13.04        --
      EOP Unit Value                                                      $  17.18  $  16.13  $  15.31  $  13.04   --
      Number of Units                                                      462,614   456,506   170,800    21,997   --

      With any two of GRO Plus, EBP or HAV or with any one of combo
   5% or HDV
      BOP Unit Value                                                      $  16.05  $  15.26  $  13.01        --
      EOP Unit Value                                                      $  17.07  $  16.05  $  15.26  $  13.01   --
      Number of Units                                                      211,447   343,203   285,725   210,595   --

      With LT5 or with any one of EBP or HAV and GMWB
      BOP Unit Value                                                      $  12.85  $  12.23  $  10.44        --
      EOP Unit Value                                                      $  13.65  $  12.85  $  12.23  $  10.44   --
      Number of Units                                                       42,177    63,389    42,134     2,529   --

      With HAV, EBP and GRO Plus or with any one combo 5% or HDV and Gro Plus
      BOP Unit Value                                                      $  15.93  $  15.17  $  12.98        --
      EOP Unit Value                                                      $  16.89  $  15.93  $  15.17  $  12.98   --
      Number of Units                                                       17,685    31,782     9,388    30,164   --

      With any one of HAV or EBP & LT5 or GMWB, HAV & EBP or
   with any one combo 5% or HDV and GMWB
      BOP Unit Value                                                      $  12.78  $  12.19        --        --
      EOP Unit Value                                                      $  13.54  $  12.78  $  12.19        --   --
      Number of Units                                                       70,334    54,202    13,290        --   --

      With LT5, HAV & EBP or with any combo 5% or HDV & LT5 or
   GMWB, HDV and EBP
      BOP Unit Value                                                      $  10.50        --        --        --
      EOP Unit Value                                                      $  11.10  $  10.50        --        --   --
      Number of Units                                                          901     2,613        --        --   --

ProFund VP - UltraSmall-Cap (1999)

      With any one of GRO Plus, EBP or HAV
      BOP Unit Value                                                      $  24.46  $  24.98  $  19.43        --
      EOP Unit Value                                                      $  30.23  $  24.46  $  24.98  $  19.43   --
      Number of Units                                                        2,229     4,105    32,780    13,082   --

      With GMWB
      BOP Unit Value                                                            --        --        --        --
      EOP Unit Value                                                            --        --        --        --   --
      Number of Units                                                           --        --        --        --   --

      With any two of GRO Plus, EBP or HAV or with any one of combo
   5% or HDV
      BOP Unit Value                                                            --        --        --        --
      EOP Unit Value                                                            --        --        --        --   --
      Number of Units                                                           --        --        --        --   --

      With LT5 or with any one of EBP or HAV and GMWB
      BOP Unit Value                                                            --        --        --        --
      EOP Unit Value                                                            --        --        --        --   --
      Number of Units                                                           --        --        --        --   --

      With HAV, EBP and GRO Plus or with any one combo 5% or HDV and Gro Plus
      BOP Unit Value                                                            --        --        --        --
      EOP Unit Value                                                            --        --        --        --   --
      Number of Units                                                           --        --        --        --   --

      With any one of HAV or EBP & LT5 or GMWB, HAV & EBP or
   with any one combo 5% or HDV and GMWB
      BOP Unit Value                                                            --        --        --        --
      EOP Unit Value                                                            --        --        --        --   --
      Number of Units                                                           --        --        --        --   --

      With LT5, HAV & EBP or with any combo 5% or HDV & LT5 or
   GMWB, HDV and EBP

Sub-account                                                            2006        2005        2004       2003     2002
-----------                                                         ----------  ----------  ----------  --------  ------
      BOP Unit Value                                                $    10.68          --          --        --
      EOP Unit Value                                                $    13.09  $    10.68          --        --      --
      Number of Units                                                       --          --          --        --      --

ProFund VP - U.S. Government Plus (2002)

      With any one of GRO Plus, EBP or HAV
      BOP Unit Value                                                $    11.06  $    10.34  $     9.75  $  10.19
      EOP Unit Value                                                $    10.36  $    11.06  $    10.34  $   9.75   10.19
      Number of Units                                                  308,497     849,752     372,142   291,892  22,148

      With GMWB
      BOP Unit Value                                                $    11.03  $    10.32  $     9.73        --
      EOP Unit Value                                                $    10.31  $    11.03  $    10.32  $   9.73      --
      Number of Units                                                   50,931     250,769     120,311    14,956      --

      With any two of GRO Plus, EBP or HAV or with any one of
   combo 5% or HDV
      BOP Unit Value                                                $    10.97  $    10.29  $     9.72  $  10.19
      EOP Unit Value                                                $    10.25  $    10.97  $    10.29  $   9.72   10.19
      Number of Units                                                  134,100     160,144     111,072    32,854     609

      With LT5 or with any one of EBP or HAV and GMWB
      BOP Unit Value                                                $    11.51  $    10.80          --        --
      EOP Unit Value                                                $    10.74  $    11.51  $    10.80        --      --
      Number of Units                                                   17,741      48,139       4,588        --      --

      With HAV, EBP and GRO Plus or with any one combo 5% or
   HDV and Gro Plus
      BOP Unit Value                                                $    10.89  $    10.23          --        --
      EOP Unit Value                                                $    10.14  $    10.89  $    10.23        --      --
      Number of Units                                                   25,734      35,357      13,114        --      --

      With any one of HAV or EBP & LT5 or GMWB, HAV &
   EBP or with any one combo 5% or HDV and GMWB
      BOP Unit Value                                                $    11.44          --          --        --
      EOP Unit Value                                                $    10.65  $    11.44          --        --      --
      Number of Units                                                    3,779      12,519          --        --      --

      With LT5, HAV & EBP or with any combo 5% or HDV &
   LT5 or GMWB, HDV and EBP
      BOP Unit Value                                                $    10.57          --          --        --
      EOP Unit Value                                                $     9.81  $    10.57          --        --      --
      Number of Units                                                       --          --          --        --      --

ProFund VP - Rising Rates Opportunity (2002)

      With any one of GRO Plus, EBP or HAV
      BOP Unit Value                                                $     7.20  $     7.97  $     9.12  $   9.69
      EOP Unit Value                                                $     7.78  $     7.20  $     7.97  $   9.12    9.69
      Number of Units                                                1,436,150   1,537,481   2,060,525   445,486   9,028

      With GMWB
      BOP Unit Value                                                $     7.18  $     7.95  $     9.11        --
      EOP Unit Value                                                $     7.75  $     7.18  $     7.95  $   9.11      --
      Number of Units                                                  471,789     354,909     333,355     4,991      --

      With any two of GRO Plus, EBP or HAV or with any one of
   combo 5% or HDV
      BOP Unit Value                                                $     7.15  $     7.93  $     9.09        --
      EOP Unit Value                                                $     7.70  $     7.15  $     7.93  $   9.09      --
      Number of Units                                                  427,215     558,492     588,490    82,598      --

      With LT5 or with any one of EBP or HAV and GMWB
      BOP Unit Value                                                $     7.48  $     8.31          --        --
      EOP Unit Value                                                $     8.05  $     7.48  $     8.31        --      --
      Number of Units                                                  112,427     241,711     219,942        --      --

Sub-account                                                                  2006        2005      2004     2003    2002
-----------                                                               ----------  ----------  -------  -------  ----
      With HAV, EBP and GRO Plus or with any one combo 5% or HDV and Gro Plus
      BOP Unit Value                                                      $     7.09  $     7.89  $  9.07       --
      EOP Unit Value                                                      $     7.62  $     7.09  $  7.89  $  9.07   --
      Number of Units                                                        113,335     127,134   52,002   10,876   --

      With any one of HAV or EBP & LT5 or GMWB, HAV & EBP or
   with any one combo 5% or HDV and GMWB
      BOP Unit Value                                                      $     7.44  $     8.28       --       --
      EOP Unit Value                                                      $     7.99  $     7.44  $  8.28       --   --
      Number of Units                                                          7,674      22,616   14,108       --   --

      With LT5, HAV & EBP or with any combo 5% or HDV & LT5 or
   GMWB, HDV and EBP
      BOP Unit Value                                                      $     9.10          --       --       --
      EOP Unit Value                                                      $     9.75  $     9.10       --       --   --
      Number of Units                                                             --          --       --       --   --

ProFund VP Large-Cap Growth

      With any one of GRO Plus, EBP or HAV
      BOP Unit Value                                                      $    10.27  $    10.37       --       --
      EOP Unit Value                                                      $    10.99  $    10.27  $ 10.37       --   --
      Number of Units                                                        613,182     908,198   18,860       --   --

      With GMWB
      BOP Unit Value                                                      $    10.26  $    10.37       --       --
      EOP Unit Value                                                      $    10.96  $    10.26  $ 10.37       --   --
      Number of Units                                                        451,172      82,641    2,860       --   --

      With any two of GRO Plus, EBP or HAV or with any one of combo
   5% or HDV
      BOP Unit Value                                                      $    10.24  $    10.37       --       --
      EOP Unit Value                                                      $    10.93  $    10.24  $ 10.37       --   --
      Number of Units                                                        121,324     125,451    6,286       --   --

      With LT5 or with any one of EBP or HAV and GMWB
      BOP Unit Value                                                      $    10.23  $    10.37       --       --
      EOP Unit Value                                                      $    10.91  $    10.23  $ 10.37       --   --
      Number of Units                                                         57,956      22,429      554       --   --

      With HAV, EBP and GRO Plus or with any one combo 5% or HDV and Gro Plus
      BOP Unit Value                                                      $    10.21  $    10.37       --       --
      EOP Unit Value                                                      $    10.87  $    10.21  $ 10.37       --   --
      Number of Units                                                         43,930      47,332       84       --   --

ProFund VP Large-Cap Value

      With any one of GRO Plus, EBP or HAV
      BOP Unit Value                                                      $    10.48  $    10.36       --       --
      EOP Unit Value                                                      $    12.20  $    10.48  $ 10.36       --   --
      Number of Units                                                      1,693,382   1,039,136   36,170       --   --

      With GMWB
      BOP Unit Value                                                      $    10.46  $    10.36       --       --
      EOP Unit Value                                                      $    12.17  $    10.46  $ 10.36       --   --
      Number of Units                                                        382,210      48,990    3,802       --   --

      With any two of GRO Plus, EBP or HAV or with any one of combo
   5% or HDV
      BOP Unit Value                                                      $    10.45  $    10.36       --       --
      EOP Unit Value                                                      $    12.13  $    10.45  $ 10.36       --   --
      Number of Units                                                        332,801     268,719    1,123       --   --

      With LT5 or with any one of EBP or HAV and GMWB
      BOP Unit Value                                                      $    10.43  $    10.36       --       --
      EOP Unit Value                                                      $    12.10  $    10.43  $ 10.36       --   --
      Number of Units                                                         36,084      11,553      554       --   --

      With HAV, EBP and GRO Plus or with any one combo 5% or HDV and Gro Plus
      BOP Unit Value                                                      $    10.42  $    10.36       --       --
      EOP Unit Value                                                      $    12.07  $    10.42  $ 10.36       --   --
      Number of Units                                                         63,859      52,611       84       --   --

      With any one of HAV or EBP & LT5 or GMWB, HAV & EBP or
   with any one combo 5% or HDV and GMWB
      BOP Unit Value                                                      $    10.40          --       --       --
      EOP Unit Value                                                      $    12.04  $    10.40       --       --   --
      Number of Units                                                         93,188      10,329       --       --   --

      With LT5, HAV & EBP or with any combo 5% or HDV & LT5 or
   GMWB, HDV and EBP
      BOP Unit Value                                                      $    10.22          --       --       --
      EOP Unit Value                                                      $    11.80  $    10.22       --       --   --
      Number of Units                                                             --          --       --       --   --

ProFund VP Short Mid Cap

      With any one of GRO Plus, EBP or HAV
      BOP Unit Value                                                      $     8.61          --       --       --
      EOP Unit Value                                                      $     8.14  $     8.61       --       --   --
      Number of Units                                                              0          --       --       --   --

      With GMWB
      BOP Unit Value                                                              --          --       --       --
      EOP Unit Value                                                              --          --       --       --   --
      Number of Units                                                             --          --       --       --   --

      With any two of GRO Plus, EBP or HAV or with any one of combo
   5% or HDV
      BOP Unit Value                                                              --          --       --       --
      EOP Unit Value                                                              --          --       --       --   --
      Number of Units                                                             --          --       --       --   --

      With LT5 or with any one of EBP or HAV and GMWB
      BOP Unit Value                                                              --          --       --       --
      EOP Unit Value                                                              --          --       --       --   --
      Number of Units                                                             --          --       --       --   --

      With HAV, EBP and GRO Plus or with any one combo 5% or HDV and Gro Plus
      BOP Unit Value                                                              --          --       --       --
      EOP Unit Value                                                              --          --       --       --   --
      Number of Units                                                             --          --       --       --   --

      With any one of HAV or EBP & LT5 or GMWB, HAV & EBP or
   with any one combo 5% or HDV and GMWB
      BOP Unit Value                                                              --          --       --       --
      EOP Unit Value                                                              --          --       --       --   --
      Number of Units                                                             --          --       --       --   --

      With LT5, HAV & EBP or with any combo 5% or HDV & LT5 or
   GMWB, HDV and EBP
      BOP Unit Value                                                      $     8.96          --       --       --
      EOP Unit Value                                                      $     8.39  $     8.96       --       --   --
      Number of Units                                                             --          --       --       --   --

ProFund VP Short Small-Cap

      With any one of GRO Plus, EBP or HAV
      BOP Unit Value                                                      $     9.08  $     9.54       --       --
      EOP Unit Value                                                      $     7.86  $     9.08  $  9.54       --   --
      Number of Units                                                         14,134       6,434       --       --   --

      With GMWB
      BOP Unit Value                                                              --          --       --       --
      EOP Unit Value                                                              --          --       --       --   --
      Number of Units                                                             --          --       --       --   --

      With any two of GRO Plus, EBP or HAV or with any one of combo
   5% or HDV
      BOP Unit Value                                                              --          --       --       --
      EOP Unit Value                                                              --          --       --       --   --
      Number of Units                                                             --          --       --       --   --

      With LT5 or with any one of EBP or HAV and GMWB
      BOP Unit Value                                                              --          --       --       --
      EOP Unit Value                                                              --          --       --       --   --
      Number of Units                                                             --          --       --       --   --

      With HAV, EBP and GRO Plus or with any one combo 5% or HDV and Gro Plus
      BOP Unit Value                                                              --          --       --       --
      EOP Unit Value                                                              --          --       --       --   --
      Number of Units                                                             --          --       --       --   --

      With any one of HAV or EBP & LT5 or GMWB, HAV & EBP or
   with any one combo 5% or HDV and GMWB
      BOP Unit Value                                                              --          --       --       --
      EOP Unit Value                                                              --          --       --       --   --
      Number of Units                                                             --          --       --       --   --

      With LT5, HAV & EBP or with any combo 5% or HDV & LT5 or
   GMWB, HDV and EBP
      BOP Unit Value                                                      $     9.19          --       --       --
      EOP Unit Value                                                      $     7.88  $     9.19       --       --   --
      Number of Units                                                             --          --       --       --   --

Access VP High Yield

      With any one of GRO Plus, EBP or HAV
      BOP Unit Value                                                      $    10.55          --
      EOP Unit Value                                                      $    11.34  $    10.55       --       --   --
      Number of Units                                                         40,028          --       --       --   --

      With GMWB
      BOP Unit Value                                                      $    10.54          --
      EOP Unit Value                                                      $    11.32  $    10.54       --       --   --
      Number of Units                                                             --          --       --       --   --

      With any two of GRO Plus, EBP or HAV or with any one of combo
   5% or HDV
      BOP Unit Value                                                      $    10.53          --
      EOP Unit Value                                                      $    11.29  $    10.53       --       --   --
      Number of Units                                                             --          --       --       --   --

      With LT5 or with any one of EBP or HAV and GMWB
      BOP Unit Value                                                      $    10.52          --
      EOP Unit Value                                                      $    11.27  $    10.52       --       --   --
      Number of Units                                                             --          --       --       --   --

      With HAV, EBP and GRO Plus or with any one combo 5% or HDV and Gro Plus
      BOP Unit Value                                                      $    10.51          --
      EOP Unit Value                                                      $    11.24  $    10.51       --       --   --
      Number of Units                                                             --          --       --       --   --

      With any one of HAV or EBP & LT5 or GMWB, HAV & EBP or
   with any one combo 5% or HDV and GMWB
      BOP Unit Value                                                      $    10.50          --       --       --
      EOP Unit Value                                                      $    11.22  $    10.50       --       --   --
      Number of Units                                                             --          --       --       --   --

      With LT5, HAV & EBP or with any combo 5% or HDV & LT5 or
   GMWB, HDV and EBP
      BOP Unit Value                                                      $    10.48          --       --       --
      EOP Unit Value                                                      $    11.17  $    10.48       --       --   --
      Number of Units                                                             --          --       --       --   --

First Trust(R) 10 Uncommon Values (2000)

      With any one of GRO Plus, EBP or HAV
      BOP Unit Value                                                      $    14.20  $    14.39  $ 13.17       --
      EOP Unit Value                                                      $    14.49  $    14.20  $ 14.39  $ 13.17   --
      Number of Units                                                             --          --       28      467   --

      With GMWB
      BOP Unit Value                                                              --          --       --       --

Sub-account                                                                     2006       2005      2004    2003 2002
-----------                                                                  ----------  --------  --------  ---- ----
      EOP Unit Value                                                                 --        --        --   --   --
      Number of Units                                                                --        --        --   --   --

      With any two of GRO Plus, EBP or HAV or with any one of combo 5%
   or HDV
      BOP Unit Value                                                                 --        --        --   --
      EOP Unit Value                                                                 --        --        --   --   --
      Number of Units                                                                --        --        --   --   --

      With LT5 or with any one of EBP or HAV and GMWB
      BOP Unit Value                                                                 --        --        --   --
      EOP Unit Value                                                                 --        --        --   --   --
      Number of Units                                                                --        --        --   --   --

      With HAV, EBP and GRO Plus or with any one combo 5% or HDV and
   Gro Plus
      BOP Unit Value                                                                 --        --        --   --
      EOP Unit Value                                                                 --        --        --   --   --
      Number of Units                                                                --        --        --   --   --

      With any one of HAV or EBP & LT5 or GMWB, HAV & EBP or with any one combo 5% or HDV and GMWB
      BOP Unit Value                                                                 --        --        --   --
      EOP Unit Value                                                                 --        --        --   --   --
      Number of Units                                                                --        --        --   --   --

      With LT5, HAV & EBP or with any combo 5% or HDV & LT5 or
   GMWB, HDV and EBP
      BOP Unit Value                                                         $     9.76        --        --   --
      EOP Unit Value                                                         $     9.87  $   9.76        --   --   --
      Number of Units                                                                --        --        --   --   --

First Trust Global Dividend Target 15

      With any one of GRO Plus, EBP or HAV
      BOP Unit Value                                                         $    12.78  $  11.83        --   --
      EOP Unit Value                                                         $    17.36  $  12.78  $  11.83   --   --
      Number of Units                                                         1,821,678   556,109   303,452   --   --

      With GMWB
      BOP Unit Value                                                         $    12.76  $  11.82        --   --
      EOP Unit Value                                                         $    17.32  $  12.76  $  11.82   --   --
      Number of Units                                                           390,251   179,027   108,014   --   --

      With any two of GRO Plus, EBP or HAV or with any one of combo 5%
   or HDV
      BOP Unit Value                                                         $    12.73  $  11.81        --   --
      EOP Unit Value                                                         $    17.25  $  12.73  $  11.81   --   --
      Number of Units                                                           681,747   164,702    65,909   --   --

      With LT5 or with any one of EBP or HAV and GMWB
      BOP Unit Value                                                         $    12.71  $  11.80        --   --
      EOP Unit Value                                                         $    17.20  $  12.71  $  11.80   --   --
      Number of Units                                                            45,884    17,500     6,777   --   --

      With HAV, EBP and GRO Plus or with any one combo 5% or HDV and
   Gro Plus
      BOP Unit Value                                                         $    12.68  $  11.79        --   --
      EOP Unit Value                                                         $    17.13  $  12.68  $  11.79   --   --
      Number of Units                                                            82,358    30,022     4,718   --   --

      With any one of HAV or EBP & LT5 or GMWB, HAV & EBP or with any one combo 5% or HDV and GMWB
      BOP Unit Value                                                         $    12.66  $  11.78        --   --
      EOP Unit Value                                                         $    17.08  $  12.66  $  11.78   --   --
      Number of Units                                                            24,686     3,153     3,816   --   --

      With LT5, HAV & EBP or with any combo 5% or HDV & LT5 or
   GMWB, HDV and EBP
      BOP Unit Value                                                         $    10.85        --        --   --
      EOP Unit Value                                                         $    14.61  $  10.85        --   --   --

Sub-account                                                                  2006        2005        2004     2003 2002
-----------                                                               ----------  ----------  ----------  ---- ----
      Number of Units                                                             --          --          --   --   --

First Trust Managed VIP

      With any one of GRO Plus, EBP or HAV
      BOP Unit Value                                                      $    11.89  $    11.30          --   --
      EOP Unit Value                                                      $    13.01  $    11.89  $    11.30   --   --
      Number of Units                                                      4,195,075   3,682,820   1,562,079   --   --

      With GMWB
      BOP Unit Value                                                      $    11.87  $    11.30          --   --
      EOP Unit Value                                                      $    12.98  $    11.87  $    11.30   --   --
      Number of Units                                                      1,547,684   2,270,636   1,057,901   --   --

      With any two of GRO Plus, EBP or HAV or with any one of combo
   5% or HDV
      BOP Unit Value                                                      $    11.84  $    11.28          --   --
      EOP Unit Value                                                      $    12.92  $    11.84  $    11.28   --   --
      Number of Units                                                      1,540,716   1,216,456     429,320   --   --

      With LT5 or with any one of EBP or HAV and GMWB
      BOP Unit Value                                                      $    11.82  $    11.28          --   --
      EOP Unit Value                                                      $    12.89  $    11.82  $    11.28   --   --
      Number of Units                                                         59,186      63,365      40,194   --   --

      With HAV, EBP and GRO Plus or with any one combo 5% or HDV and Gro Plus
      BOP Unit Value                                                      $    11.79  $    11.27          --   --
      EOP Unit Value                                                      $    12.84  $    11.79  $    11.27   --   --
      Number of Units                                                        181,427     168,306     217,324   --   --

      With any one of HAV or EBP & LT5 or GMWB, HAV & EBP or
   with any one combo 5% or HDV and GMWB
      BOP Unit Value                                                      $    11.77  $    11.26          --   --
      EOP Unit Value                                                      $    12.80  $    11.77  $    11.26   --   --
      Number of Units                                                         79,537      82,099      23,730   --   --

      With LT5, HAV & EBP or with any combo 5% or HDV & LT5 or
   GMWB, HDV and EBP
      BOP Unit Value                                                      $    10.45          --          --   --
      EOP Unit Value                                                      $    11.34  $    10.45          --   --   --
      Number of Units                                                             --          --          --   --   --

First Trust NASDAQ Target 15

      With any one of GRO Plus, EBP or HAV
      BOP Unit Value                                                      $    10.78  $    10.64          --   --
      EOP Unit Value                                                      $    11.52  $    10.78  $    10.64   --   --
      Number of Units                                                             --          --       1,635   --   --

      With GMWB
      BOP Unit Value                                                              --          --          --   --
      EOP Unit Value                                                              --          --          --   --   --
      Number of Units                                                             --          --          --   --   --

      With any two of GRO Plus, EBP or HAV or with any one of combo
   5% or HDV
      BOP Unit Value                                                              --          --          --   --
      EOP Unit Value                                                              --          --          --   --   --
      Number of Units                                                             --          --          --   --   --

      With LT5 or with any one of EBP or HAV and GMWB
      BOP Unit Value                                                              --          --          --   --
      EOP Unit Value                                                              --          --          --   --   --
      Number of Units                                                             --          --          --   --   --

      With HAV, EBP and GRO Plus or with any one combo 5% or HDV and Gro Plus
      BOP Unit Value                                                              --          --          --   --

Sub-account                                                                       2006      2005      2004    2003 2002
-----------                                                                     --------  --------  --------  ---- ----
      EOP Unit Value                                                                  --        --        --   --   --
      Number of Units                                                                 --        --        --   --   --

      With any one of HAV or EBP & LT5 or GMWB, HAV & EBP or with any one combo 5% or HDV and GMWB
      BOP Unit Value                                                                  --        --        --   --
      EOP Unit Value                                                                  --        --        --   --   --
      Number of Units                                                                 --        --        --   --   --

      With LT5, HAV & EBP or with any combo 5% or HDV & LT5 or GMWB,
   HDV and EBP
      BOP Unit Value                                                            $  10.77        --        --   --
      EOP Unit Value                                                            $  11.41  $  10.77        --   --   --
      Number of Units                                                                 --        --        --   --   --

First Trust S&P Target 24

      With any one of GRO Plus, EBP or HAV
      BOP Unit Value                                                            $  10.96  $  10.73        --   --
      EOP Unit Value                                                            $  11.06  $  10.96  $  10.73   --   --
      Number of Units                                                            310,269   239,580   152,355   --   --

      With GMWB
      BOP Unit Value                                                            $  10.94  $  10.72        --   --
      EOP Unit Value                                                            $  11.04  $  10.94  $  10.72   --   --
      Number of Units                                                             93,918   100,938    38,677   --   --

      With any two of GRO Plus, EBP or HAV or with any one of combo 5% or
   HDV
      BOP Unit Value                                                            $  10.92  $  10.71        --   --
      EOP Unit Value                                                            $  10.99  $  10.92  $  10.71   --   --
      Number of Units                                                            112,537   134,956    72,575   --   --

      With LT5 or with any one of EBP or HAV and GMWB
      BOP Unit Value                                                            $  10.90  $  10.70        --   --
      EOP Unit Value                                                            $  10.96  $  10.90  $  10.70   --   --
      Number of Units                                                              9,548    31,931    11,933   --   --

      With HAV, EBP and GRO Plus or with any one combo 5% or HDV and
   Gro Plus
      BOP Unit Value                                                            $  10.87  $  10.69        --   --
      EOP Unit Value                                                            $  10.92  $  10.87  $  10.69   --   --
      Number of Units                                                             41,025    21,189     3,409   --   --

      With any one of HAV or EBP & LT5 or GMWB, HAV & EBP or with any one combo 5% or HDV and GMWB
      BOP Unit Value                                                            $  10.85  $  10.68        --   --
      EOP Unit Value                                                            $  10.89  $  10.85  $  10.68   --   --
      Number of Units                                                              6,867    10,961     2,359   --   --

      With LT5, HAV & EBP or with any combo 5% or HDV & LT5 or GMWB,
   HDV and EBP
      BOP Unit Value                                                            $  10.50        --        --   --
      EOP Unit Value                                                            $  10.51  $  10.50        --   --   --
      Number of Units                                                                 --        --        --   --   --

First Trust The Dow Target 10

      With any one of GRO Plus, EBP or HAV
      BOP Unit Value                                                            $   9.93  $  10.46        --   --
      EOP Unit Value                                                            $  12.24  $   9.93  $  10.46   --   --
      Number of Units                                                            513,220   229,012   160,820   --   --

      With GMWB
      BOP Unit Value                                                            $   9.92  $  10.46        --   --
      EOP Unit Value                                                            $  12.20  $   9.92  $  10.46   --   --
      Number of Units                                                            182,794   133,119    78,082   --   --

      With any two of GRO Plus, EBP or HAV or with any one of combo 5% or HDV

Sub-account                                                                     2006        2005      2004    2003 2002
-----------                                                                  ----------  ----------  -------  ---- ----
      BOP Unit Value                                                         $     9.89  $    10.45       --   --
      EOP Unit Value                                                         $    12.16  $     9.89  $ 10.45   --   --
      Number of Units                                                           205,188      69,452   82,728   --   --

      With LT5 or with any one of EBP or HAV and GMWB
      BOP Unit Value                                                         $     9.88  $    10.44       --   --
      EOP Unit Value                                                         $    12.12  $     9.88  $ 10.44   --   --
      Number of Units                                                            20,362       7,887    3,913   --   --

      With HAV, EBP and GRO Plus or with any one combo 5% or HDV and
   Gro Plus
      BOP Unit Value                                                         $     9.85  $    10.43       --   --
      EOP Unit Value                                                         $    12.07  $     9.85  $ 10.43   --   --
      Number of Units                                                            26,252      16,903   10,531   --   --

      With any one of HAV or EBP & LT5 or GMWB, HAV & EBP or with any one combo 5% or HDV and GMWB
      BOP Unit Value                                                         $     9.83  $    10.42       --   --
      EOP Unit Value                                                         $    12.04  $     9.83  $ 10.42   --   --
      Number of Units                                                             4,269         487      105   --   --

      With LT5, HAV & EBP or with any combo 5% or HDV & LT5 or
   GMWB, HDV and EBP
      BOP Unit Value                                                         $     9.55          --       --   --
      EOP Unit Value                                                         $    11.66  $     9.55       --   --   --
      Number of Units                                                                --          --       --   --   --

First Trust Dow Target Dividend

      With any one of GRO Plus, EBP or HAV
      BOP Unit Value                                                         $     9.74          --       --   --
      EOP Unit Value                                                         $    11.29  $     9.74       --   --   --
      Number of Units                                                         2,501,117   1,422,656       --   --   --

      With GMWB
      BOP Unit Value                                                         $     9.74          --       --   --
      EOP Unit Value                                                         $    11.27  $     9.74       --   --   --
      Number of Units                                                           602,702   1,008,759       --   --   --

      With any two of GRO Plus, EBP or HAV or with any one of combo 5%
   or HDV
      BOP Unit Value                                                         $     9.73          --       --   --
      EOP Unit Value                                                         $    11.24  $     9.73       --   --   --
      Number of Units                                                           554,240     187,402       --   --   --

      With LT5 or with any one of EBP or HAV and GMWB
      BOP Unit Value                                                         $     9.72          --       --   --
      EOP Unit Value                                                         $    11.23  $     9.72       --   --   --
      Number of Units                                                            34,158      20,831       --   --   --

      With HAV, EBP and GRO Plus or with any one combo 5% or HDV and
   Gro Plus
      BOP Unit Value                                                         $     9.71          --       --   --
      EOP Unit Value                                                         $    11.20  $     9.71       --   --   --
      Number of Units                                                           130,711      86,134       --   --   --

      With any one of HAV or EBP & LT5 or GMWB, HAV & EBP or with any one combo 5% or HDV and GMWB
      BOP Unit Value                                                         $     9.70          --       --   --
      EOP Unit Value                                                         $    11.18  $     9.70       --   --   --
      Number of Units                                                            59,685      53,405       --   --   --

      With LT5, HAV & EBP or with any combo 5% or HDV & LT5 or
   GMWB, HDV and EBP
      BOP Unit Value                                                         $     9.69          --       --   --
      EOP Unit Value                                                         $    11.13  $     9.69       --   --   --
      Number of Units                                                                --          --       --   --   --

First Trust Value Line Target 25

Sub-account                                                                          2006     2005     2004   2003 2002
-----------                                                                         -------  -------  ------  ---- ----
      With any one of GRO Plus, EBP or HAV
      BOP Unit Value                                                                $ 14.76  $ 12.57      --   --
      EOP Unit Value                                                                $ 14.90  $ 14.76  $12.57   --   --
      Number of Units                                                                19,454   21,797   4,909   --   --

      With GMWB
      BOP Unit Value                                                                     --       --      --   --
      EOP Unit Value                                                                     --       --      --   --   --
      Number of Units                                                                    --       --      --   --   --

      With any two of GRO Plus, EBP or HAV or with any one of combo 5% or HDV
      BOP Unit Value                                                                     --       --      --   --
      EOP Unit Value                                                                     --       --      --   --   --
      Number of Units                                                                    --       --      --   --   --

      With LT5 or with any one of EBP or HAV and GMWB
      BOP Unit Value                                                                     --       --      --   --
      EOP Unit Value                                                                     --       --      --   --   --
      Number of Units                                                                    --       --      --   --   --

      With HAV, EBP and GRO Plus or with any one combo 5% or HDV and Gro
   Plus
      BOP Unit Value                                                                     --       --      --   --
      EOP Unit Value                                                                     --       --      --   --   --
      Number of Units                                                                    --       --      --   --   --

      With any one of HAV or EBP & LT5 or GMWB, HAV & EBP or with any one combo 5% or HDV and GMWB
      BOP Unit Value                                                                     --       --      --   --
      EOP Unit Value                                                                     --       --      --   --   --
      Number of Units                                                                    --       --      --   --   --

      With LT5, HAV & EBP or with any combo 5% or HDV & LT5 or GMWB,
   HDV and EBP
      BOP Unit Value                                                                $ 11.13       --      --   --
      EOP Unit Value                                                                $ 11.14  $ 11.13      --   --   --
      Number of Units                                                                    --       --      --   --   --

  Sub-account                                        2006 2005 2004 2003 2002
  -----------                                        ---- ---- ---- ---- ----
  SP International Growth
  formerly, SP William Blair International Growth

        With any one of GRO Plus, EBP or HAV

Sub-account                                                                       2006      2005      2004    2003 2002
-----------                                                                     --------  --------  --------  ---- ----
      BOP Unit Value                                                            $  12.02  $  10.53        --   --
      EOP Unit Value                                                            $  14.27  $  12.02  $  10.53   --   --
      Number of Units                                                            427,444   394,679   172,859   --   --

      With GMWB
      BOP Unit Value                                                            $  12.01  $  10.53        --   --
      EOP Unit Value                                                            $  14.24  $  12.01  $  10.53   --   --
      Number of Units                                                            116,491    84,098    73,031   --   --

      With any two of GRO Plus, EBP or HAV or with any one of combo 5% or
   HDV
      BOP Unit Value                                                            $  11.99  $  10.52        --   --
      EOP Unit Value                                                            $  14.20  $  11.99  $  10.52   --   --
      Number of Units                                                             73,974    52,658    23,863   --   --

      With LT5 or with any one of EBP or HAV and GMWB
      BOP Unit Value                                                            $  11.97  $  10.52        --   --
      EOP Unit Value                                                            $  14.17  $  11.97  $  10.52   --   --
      Number of Units                                                             28,194    28,433     6,604   --   --

      With HAV, EBP and GRO Plus or with any one combo 5% or HDV and
   Gro Plus
      BOP Unit Value                                                            $  11.95  $  10.52        --   --
      EOP Unit Value                                                            $  14.12  $  11.95  $  10.52   --   --
      Number of Units                                                              8,042    11,713     4,127   --   --

      With any one of HAV or EBP & LT5 or GMWB, HAV & EBP or with any one combo 5% or HDV and GMWB
      BOP Unit Value                                                            $  11.94  $  10.52        --   --
      EOP Unit Value                                                            $  14.09  $  11.94  $  10.52   --   --
      Number of Units                                                              6,394     6,051       806   --   --

      With LT5, HAV & EBP or with any combo 5% or HDV & LT5 or GMWB,
   HDV and EBP
      BOP Unit Value                                                            $  11.20        --        --   --
      EOP Unit Value                                                            $  13.19  $  11.20        --   --   --
      Number of Units                                                              2,963     2,986        --   --   --

OPTIMUM PLUS - Statement of Additional Information



Sub-account                                                         2006         2005         2004         2003      2002
-----------                                                      -----------  -----------  -----------  ----------  ------
AST JP Morgan International Equity Portfolio

      With any one of GRO Plus, EBP or HAV
      BOP Unit Value                                             $     15.96  $     14.65  $     12.75  $     9.95
      EOP Unit Value                                             $     19.22  $     15.96  $     14.65  $    12.75    9.95
      Number of Units                                              4,137,771    3,524,141    2,064,681     936,678  90,759

      With GMWB
      BOP Unit Value                                             $     15.90  $     14.62  $     12.74          --
      EOP Unit Value                                             $     19.14  $     15.90  $     14.62  $    12.74      --
      Number of Units                                                412,527      411,852      217,166      17,098      --

      With any two of Gro Plus, EBP or HAV or with any one
   of combo 5% or HDV
      BOP Unit Value                                             $     15.83  $     14.57  $     12.72  $     9.95
      EOP Unit Value                                             $     19.02  $     15.83  $     14.57  $    12.72    9.95
      Number of Units                                                843,155      560,887      284,319     141,470   6,047

      With LT5 or with any one HAV or EBP and GMWB
      BOP Unit Value                                             $      8.54  $      7.86  $      6.87          --
      EOP Unit Value                                             $     10.25  $      8.54  $      7.86  $     6.87      --
      Number of Units                                              1,135,516    1,664,852      428,765     400,112      --

      With Gro Plus, HAV and EBP or with any one combo
   5% or HDV and GroPlus
      BOP Unit Value                                             $     15.70  $     14.49  $     12.68          --
      EOP Unit Value                                             $     18.82  $     15.70  $     14.49  $    12.68      --
      Number of Units                                                139,284      109,652       38,292      13,590      --

      With any one of HAV or EBP & LT5 or GMWB,
   HAV & EBP or with any one combo 5% or HDV and
   GMWB
      BOP Unit Value                                             $     13.34  $     12.32           --          --
      EOP Unit Value                                             $     15.97  $     13.34  $     12.32          --      --
      Number of Units                                                 82,946      106,225       20,718          --      --

      With LT5, HAV & EBP or with any combo 5% or
   HDV & LT5 or GMWB, HDV and EBP
      BOP Unit Value                                             $     10.56           --           --          --
      EOP Unit Value                                             $     12.61  $     10.56           --          --      --
      Number of Units                                                146,199      199,618           --          --      --

AST International Growth
formerly, AST William Blair International Growth (1997)

      With any one of GRO Plus, EBP or HAV
      BOP Unit Value                                             $     17.40  $     15.21  $     13.35  $     9.72
      EOP Unit Value                                             $     20.65  $     17.40  $     15.21  $    13.35    9.72
      Number of Units                                             13,631,389   18,939,826   15,481,627   6,498,151  78,368

      With GMWB
      BOP Unit Value                                             $     17.34  $     15.18  $     13.34          --
      EOP Unit Value                                             $     20.56  $     17.34  $     15.18  $    13.34      --
      Number of Units                                              1,505,204    2,117,272    1,821,923     103,740      --

Sub-account                                                            2006        2005        2004        2003      2002
-----------                                                         ----------  ----------  ----------  ----------  ------
      With any two of Gro Plus, EBP or HAV or with any one of
   combo 5% or HDV
      BOP Unit Value                                                $    17.26  $    15.13  $    13.32  $     9.71
      EOP Unit Value                                                $    20.43  $    17.26  $    15.13  $    13.32    9.71
      Number of Units                                                2,835,178   3,615,924   2,722,552   1,009,679   5,178

      With LT5 or with any one HAV or EBP and GMWB
      BOP Unit Value                                                $    17.93  $    15.74  $    13.86          --
      EOP Unit Value                                                $    21.20  $    17.93  $    15.74  $    13.86      --
      Number of Units                                                6,192,845   8,655,832     545,075      29,434      --

      With Gro Plus, HAV and EBP or with any one combo 5%
   or HDV and GroPlus
      BOP Unit Value                                                $    17.12  $    15.05  $    13.28          --
      EOP Unit Value                                                $    20.22  $    17.12  $    15.05  $    13.28      --
      Number of Units                                                  712,804     679,350     325,809      32,626      --

      With any one of HAV or EBP & LT5 or GMWB, HAV &
   EBP or with any one combo 5% or HDV and GMWB
      BOP Unit Value                                                $    13.57  $    11.94          --          --
      EOP Unit Value                                                $    16.00  $    13.57  $    11.94          --      --
      Number of Units                                                  963,415   1,293,920     135,829          --      --

      With LT5, HAV & EBP or with any combo 5% or HDV &
   LT5 or GMWB, HDV and EBP
      BOP Unit Value                                                $    11.18          --          --          --
      EOP Unit Value                                                $    13.16  $    11.18          --          --      --
      Number of Units                                                2,271,879   3,223,932          --          --      --

AST International Value
formerly, AST LSV International Value

      With any one of GRO Plus, EBP or HAV
      BOP Unit Value                                                $    17.04  $    15.27  $    12.86  $     9.79
      EOP Unit Value                                                $    21.30  $    17.04  $    15.27  $    12.86    9.79
      Number of Units                                                1,933,040   1,137,254     810,108     368,945  22,770

      With GMWB
      BOP Unit Value                                                $    16.98  $    15.24  $    12.85          --
      EOP Unit Value                                                $    21.21  $    16.98  $    15.24  $    12.85      --
      Number of Units                                                  275,386     151,571      69,494       5,504      --

      With any two of Gro Plus, EBP or HAV or with any one of
   combo 5% or HDV
      BOP Unit Value                                                $    16.90  $    15.19  $    12.82          --
      EOP Unit Value                                                $    21.08  $    16.90  $    15.19  $    12.82      --
      Number of Units                                                  537,212     223,825     119,845      24,374      --

      With LT5 or with any one HAV or EBP and GMWB
      BOP Unit Value                                                $     7.43  $     6.69  $     5.65          --
      EOP Unit Value                                                $     9.26  $     7.43  $     6.69  $     5.65      --
      Number of Units                                                1,708,803     487,950     122,795      72,406      --

      With Gro Plus, HAV and EBP or with any one combo 5%
   or HDV and GroPlus
      BOP Unit Value                                                $    16.77  $    15.11  $    12.79          --
      EOP Unit Value                                                $    20.86  $    16.77  $    15.11  $    12.79      --
      Number of Units                                                  275,242      38,769      16,366       1,767      --

      With any one of HAV or EBP & LT5 or GMWB, HAV &
   EBP or with any one combo 5% or HDV and GMWB
      BOP Unit Value                                                $    14.09  $    12.70          --          --
      EOP Unit Value                                                $    17.51  $    14.09  $    12.70          --      --

Sub-account                                                            2006        2005        2004        2003      2002
-----------                                                         ----------  ----------  ----------  ----------  ------
      Number of Units                                                  121,347      43,459       5,736          --      --

      With LT5, HAV & EBP or with any combo 5% or HDV &
   LT5 or GMWB, HDV and EBP
      BOP Unit Value                                                $    10.61          --          --          --
      EOP Unit Value                                                $    13.15  $    10.61          --          --      --
      Number of Units                                                  157,796      73,916          --          --      --

AST Small Cap Growth

      With any one of GRO Plus, EBP or HAV
      BOP Unit Value                                                $    12.27  $    12.33  $    13.50  $     9.48
      EOP Unit Value                                                $    13.56  $    12.27  $    12.33  $    13.50    9.48
      Number of Units                                                1,254,815   1,188,973   1,200,247   1,059,046  47,261

      With GMWB
      BOP Unit Value                                                $    12.23  $    12.30  $    13.49          --
      EOP Unit Value                                                $    13.50  $    12.23  $    12.30  $    13.49      --
      Number of Units                                                  116,763     105,281     113,913       9,676      --

      With any two of Gro Plus, EBP or HAV or with any one of
   combo 5% or HDV
      BOP Unit Value                                                $    12.18  $    12.26  $    13.46  $     9.47
      EOP Unit Value                                                $    13.42  $    12.18  $    12.26  $    13.46    9.47
      Number of Units                                                  211,329     174,641     136,313     138,936   6,595

      With LT5 or with any one HAV or EBP and GMWB
      BOP Unit Value                                                $    15.18  $    15.30  $    16.82          --
      EOP Unit Value                                                $    16.71  $    15.18  $    15.30  $    16.82      --
      Number of Units                                                  457,905     148,854      67,370      64,850      --

      With Gro Plus, HAV and EBP or with any one combo 5%
   or HDV and GroPlus
      BOP Unit Value                                                $    12.08  $    12.19  $    13.43          --
      EOP Unit Value                                                $    13.28  $    12.08  $    12.19  $    13.43      --
      Number of Units                                                  184,362      34,896      23,253       4,691      --

      With any one of HAV or EBP & LT5 or GMWB, HAV &
   EBP or with any one combo 5% or HDV and GMWB
      BOP Unit Value                                                $     9.23  $     9.32          --          --
      EOP Unit Value                                                $    10.13  $     9.23  $     9.32          --      --
      Number of Units                                                   77,033      24,623       1,043          --      --

      With LT5, HAV & EBP or with any combo 5% or HDV &
   LT5 or GMWB, HDV and EBP
      BOP Unit Value                                                $    10.34          --          --          --
      EOP Unit Value                                                $    11.32  $    10.34          --          --      --
      Number of Units                                                   85,450      35,838          --          --      --

AST Neuberger Berman Small-Cap Growth
formerly, AST DeAM Small-Cap Growth (1999)

      With any one of GRO Plus, EBP or HAV
      BOP Unit Value                                                $    14.87  $    15.10  $    14.06  $     9.71
      EOP Unit Value                                                $    15.72  $    14.87  $    15.10  $    14.06    9.71
      Number of Units                                                  737,915     775,839     779,045     480,221  12,122

      With GMWB
      BOP Unit Value                                                $    14.82  $    15.07  $    14.05          --
      EOP Unit Value                                                $    15.65  $    14.82  $    15.07  $    14.05      --
      Number of Units                                                   81,269      76,370      56,414       1,850      --

Sub-account                                                            2006        2005        2004        2003      2002
-----------                                                         ----------  ----------  ----------  ----------  ------
      With any two of Gro Plus, EBP or HAV or with any one of
   combo 5% or HDV
      BOP Unit Value                                                $    14.75  $    15.02  $    14.02  $     9.71
      EOP Unit Value                                                $    15.55  $    14.75  $    15.02  $    14.02    9.71
      Number of Units                                                  141,498     154,505     192,105      89,708   1,728

      With LT5 or with any one HAV or EBP and GMWB
      BOP Unit Value                                                $     6.94  $     7.07  $     6.61          --
      EOP Unit Value                                                $     7.31  $     6.94  $     7.07  $     6.61      --
      Number of Units                                                  126,380     127,712     129,475     131,605      --

      With Gro Plus, HAV and EBP or with any one combo 5%
   or HDV and GroPlus
      BOP Unit Value                                                $    14.63  $    14.94  $    13.98          --
      EOP Unit Value                                                $    15.39  $    14.63  $    14.94  $    13.98      --
      Number of Units                                                   30,263      28,322      18,825       3,753      --

      With any one of HAV or EBP & LT5 or GMWB, HAV &
   EBP or with any one combo 5% or HDV and GMWB
      BOP Unit Value                                                $    10.79  $    11.03          --          --
      EOP Unit Value                                                $    11.34  $    10.79  $    11.03          --      --
      Number of Units                                                   23,735       7,166       3,398          --      --

      With LT5, HAV & EBP or with any combo 5% or HDV &
   LT5 or GMWB, HDV and EBP
      BOP Unit Value                                                $    10.22          --          --          --
      EOP Unit Value                                                $    10.71  $    10.22          --          --      --
      Number of Units                                                      698         684          --          --      --

AST Federated Aggressive Growth (2000)

      With any one of GRO Plus, EBP or HAV
      BOP Unit Value                                                $    21.25  $    19.79  $    16.40  $     9.86
      EOP Unit Value                                                $    23.54  $    21.25  $    19.79  $    16.40    9.86
      Number of Units                                                5,683,317   6,965,261   5,192,694   2,615,505  63,097

      With GMWB
      BOP Unit Value                                                $    21.18  $    19.75  $    16.38          --
      EOP Unit Value                                                $    23.44  $    21.18  $    19.75  $    16.38      --
      Number of Units                                                  555,919     675,624     562,771      37,078      --

      With any two of Gro Plus, EBP or HAV or with any one of
   combo 5% or HDV
      BOP Unit Value                                                $    21.08  $    19.69  $    16.35  $     9.86
      EOP Unit Value                                                $    23.30  $    21.08  $    19.69  $    16.35    9.86
      Number of Units                                                1,083,684   1,270,137     808,007     362,906   4,107

      With LT5 or with any one HAV or EBP and GMWB
      BOP Unit Value                                                $    10.38  $     9.70  $     8.06          --
      EOP Unit Value                                                $    11.45  $    10.38  $     9.70  $     8.06      --
      Number of Units                                                4,568,992   5,867,755     324,340      79,226      --

      With Gro Plus, HAV and EBP or with any one combo 5%
   or HDV and GroPlus
      BOP Unit Value                                                $    20.92  $    19.58  $    16.30          --
      EOP Unit Value                                                $    23.05  $    20.92  $    19.58  $    16.30      --
      Number of Units                                                  272,241     227,163      95,514      20,181      --

      With any one of HAV or EBP & LT5 or GMWB, HAV &
   EBP or with any one combo 5% or HDV and GMWB
      BOP Unit Value                                                $    13.49  $    12.64          --          --
      EOP Unit Value                                                $    14.85  $    13.49  $    12.64          --      --
      Number of Units                                                  447,606     565,771      53,866          --      --

Sub-account                                                     2006         2005         2004         2003      2002
-----------                                                  -----------  -----------  -----------  ----------  -------
      With LT5, HAV & EBP or with any combo 5% or
   HDV & LT5 or GMWB, HDV and EBP
      BOP Unit Value                                         $     10.86           --           --          --
      EOP Unit Value                                         $     11.92  $     10.86           --          --       --
      Number of Units                                          1,004,868    1,308,596           --          --       --

AST Small-Cap Value (1997)

      With any one of GRO Plus, EBP or HAV
      BOP Unit Value                                         $     16.05  $     15.34  $     13.43  $    10.08
      EOP Unit Value                                         $     18.90  $     16.05  $     15.34  $    13.43    10.08
      Number of Units                                         10,309,013   12,956,155   10,169,483   5,824,200  209,790

      With GMWB
      BOP Unit Value                                         $     16.00  $     15.31  $     13.41          --
      EOP Unit Value                                         $     18.82  $     16.00  $     15.31  $    13.41       --
      Number of Units                                          1,007,185    1,367,354    1,007,926     100,155       --

      With any two of Gro Plus, EBP or HAV or with any
   one of combo 5% or HDV
      BOP Unit Value                                         $     15.92  $     15.26  $     13.39  $    10.08
      EOP Unit Value                                         $     18.70  $     15.92  $     15.26  $    13.39    10.08
      Number of Units                                          2,168,862    2,449,572    1,690,870     767,455   17,411

      With LT5 or with any one HAV or EBP and GMWB
      BOP Unit Value                                         $     16.55  $     15.87  $     13.95          --
      EOP Unit Value                                         $     19.42  $     16.55  $     15.87  $    13.95       --
      Number of Units                                          3,672,632    4,687,842      465,784     275,971       --

      With Gro Plus, HAV and EBP or with any one combo
   5% or HDV and GroPlus
      BOP Unit Value                                         $     15.80  $     15.17  $     13.35          --
      EOP Unit Value                                         $     18.51  $     15.80  $     15.17  $    13.35       --
      Number of Units                                            522,079      417,155      166,852      34,978       --

      With any one of HAV or EBP & LT5 or GMWB,
   HAV & EBP or with any one combo 5% or HDV and
   GMWB
      BOP Unit Value                                         $     12.59  $     12.11           --          --
      EOP Unit Value                                         $     14.74  $     12.59  $     12.11          --       --
      Number of Units                                            545,945      705,873       91,011          --       --

      With LT5, HAV & EBP or with any combo 5% or
   HDV & LT5 or GMWB, HDV and EBP
      BOP Unit Value                                         $     10.55           --           --          --
      EOP Unit Value                                         $     12.32  $     10.55           --          --       --
      Number of Units                                          1,224,900    1,620,165           --          --       --

AST Goldman Sachs Mid-Cap Growth (2000)

      With any one of GRO Plus, EBP or HAV
      BOP Unit Value                                         $     14.95  $     14.55  $     12.75  $     9.87
      EOP Unit Value                                         $     15.59  $     14.95  $     14.55  $    12.75     9.87
      Number of Units                                          5,183,278    6,665,807    5,139,643   2,379,820   66,279

      With GMWB
      BOP Unit Value                                         $     14.91  $     14.52  $     12.73          --
      EOP Unit Value                                         $     15.53  $     14.91  $     14.52  $    12.73       --
      Number of Units                                            516,950      701,854      516,261      37,400       --

Sub-account                                                         2006        2005         2004        2003      2002
-----------                                                      ----------  -----------  ----------  ----------  -------
      With any two of Gro Plus, EBP or HAV or with any one
   of combo 5% or HDV
      BOP Unit Value                                             $    14.84  $     14.47  $    12.71  $     9.87
      EOP Unit Value                                             $    15.43  $     14.84  $    14.47  $    12.71     9.87
      Number of Units                                             1,131,414    1,394,968     994,493     365,115    2,488

      With LT5 or with any one HAV or EBP and GMWB
      BOP Unit Value                                             $     4.34  $      4.24  $     3.73          --
      EOP Unit Value                                             $     4.51  $      4.34  $     4.24  $     3.73       --
      Number of Units                                             6,444,166    8,890,703     457,010     175,708       --

      With Gro Plus, HAV and EBP or with any one combo
   5% or HDV and GroPlus
      BOP Unit Value                                             $    14.72  $     14.39  $    12.68          --
      EOP Unit Value                                             $    15.27  $     14.72  $    14.39  $    12.68       --
      Number of Units                                               238,489      279,699     124,672      12,201       --

      With any one of HAV or EBP & LT5 or GMWB,
   HAV & EBP or with any one combo 5% or HDV and GMWB
      BOP Unit Value                                             $    12.17  $     11.91          --          --
      EOP Unit Value                                             $    12.61  $     12.17  $    11.91          --       --
      Number of Units                                               271,316      369,860      33,665          --       --

      With LT5, HAV & EBP or with any combo 5% or
   HDV & LT5 or GMWB, HDV and EBP
      BOP Unit Value                                             $    10.48           --          --          --
      EOP Unit Value                                             $    10.83  $     10.48          --          --       --
      Number of Units                                               609,710      817,665          --          --       --

AST Neuberger Berman Mid-Cap Value (1993)

      With any one of GRO Plus, EBP or HAV
      BOP Unit Value                                             $    17.68  $     16.08  $    13.34  $     9.98
      EOP Unit Value                                             $    19.21  $     17.68  $    16.08  $    13.34     9.98
      Number of Units                                             9,671,239   11,873,660   9,335,291   4,786,623  163,415

      With GMWB
      BOP Unit Value                                             $    17.62  $     16.04  $    13.33          --
      EOP Unit Value                                             $    19.12  $     17.62  $    16.04  $    13.33       --
      Number of Units                                               959,021    1,232,726     937,314      87,253       --

      With any two of Gro Plus, EBP or HAV or with any one
   of combo 5% or HDV
      BOP Unit Value                                             $    17.54  $     15.99  $    13.31  $     9.97
      EOP Unit Value                                             $    19.00  $     17.54  $    15.99  $    13.31     9.97
      Number of Units                                             1,954,267    2,280,094   1,457,788     610,598   10,745

      With LT5 or with any one HAV or EBP and GMWB
      BOP Unit Value                                             $    17.52  $     15.99  $    13.32          --
      EOP Unit Value                                             $    18.96  $     17.52  $    15.99  $    13.32       --
      Number of Units                                             2,666,820    3,716,512     537,445     370,965       --

      With Gro Plus, HAV and EBP or with any one combo
   5% or HDV and GroPlus
      BOP Unit Value                                             $    17.40  $     15.91  $    13.27          --
      EOP Unit Value                                             $    18.81  $     17.40  $    15.91  $    13.27       --
      Number of Units                                               305,380      325,520     154,749      21,843       --

      With any one of HAV or EBP & LT5 or GMWB,
   HAV & EBP or with any one combo 5% or HDV and GMWB
      BOP Unit Value                                             $    14.18  $     12.97          --          --
      EOP Unit Value                                             $    15.31  $     14.18  $    12.97          --       --
      Number of Units                                               426,677      576,055      95,076          --       --

Sub-account                                                            2006        2005        2004        2003      2002
-----------                                                         ----------  ----------  ----------  ----------  -------
      With LT5, HAV & EBP or with any combo 5% or HDV &
   LT5 or GMWB, HDV and EBP
      BOP Unit Value                                                $    10.78          --          --          --
      EOP Unit Value                                                $    11.62  $    10.78          --          --       --
      Number of Units                                                  950,935   1,285,713          --          --       --

AST T. Rowe Price Large-Cap Growth

      With any one of GRO Plus, EBP or HAV
      BOP Unit Value                                                $    13.43  $    11.76  $    11.34  $     9.34
      EOP Unit Value                                                $    13.92  $    13.43  $    11.76  $    11.34     9.34
      Number of Units                                                2,970,253   1,822,385   1,189,655     717,430   31,105

      With GMWB
      BOP Unit Value                                                $    13.39  $    11.73  $    11.32          --
      EOP Unit Value                                                $    13.86  $    13.39  $    11.73  $    11.32       --
      Number of Units                                                  424,274     179,576      84,417       2,206       --

      With any two of Gro Plus, EBP or HAV or with any one of
   combo 5% or HDV
      BOP Unit Value                                                $    13.32  $    11.70  $    11.30  $     9.34
      EOP Unit Value                                                $    13.77  $    13.32  $    11.70  $    11.30     9.34
      Number of Units                                                  579,236     386,909     297,369     114,477    3,975

      With LT5 or with any one HAV or EBP and GMWB
      BOP Unit Value                                                $     6.73  $     5.91  $     5.72          --
      EOP Unit Value                                                $     6.95  $     6.73  $     5.91  $     5.72       --
      Number of Units                                                5,456,600     309,011     307,367     267,109       --

      With Gro Plus, HAV and EBP or with any one combo 5%
   or HDV and GroPlus
      BOP Unit Value                                                $    13.22  $    11.63  $    11.27          --
      EOP Unit Value                                                $    13.63  $    13.22  $    11.63  $    11.27       --
      Number of Units                                                  919,208      41,142      15,562       8,067       --

      With any one of HAV or EBP & LT5 or GMWB, HAV &
   EBP or with any one combo 5% or HDV and GMWB
      BOP Unit Value                                                $    12.00  $    10.57          --          --
      EOP Unit Value                                                $    12.36  $    12.00  $    10.57          --       --
      Number of Units                                                  314,236      16,120       4,945          --       --

      With LT5, HAV & EBP or with any combo 5% or HDV &
   LT5 or GMWB, HDV and EBP
      BOP Unit Value                                                $    12.01          --          --          --
      EOP Unit Value                                                $    12.34  $    12.01          --          --       --
      Number of Units                                                  390,337          --          --          --       --

AST MFS Growth (1999)

      With any one of GRO Plus, EBP or HAV
      BOP Unit Value                                                $    12.93  $    12.39  $    11.41  $     9.47
      EOP Unit Value                                                $    13.91  $    12.93  $    12.39  $    11.41     9.47
      Number of Units                                                3,472,314   4,272,543   2,897,175   2,222,614  134,574

      With GMWB
      BOP Unit Value                                                $    12.89  $    12.37  $    11.40          --
      EOP Unit Value                                                $    13.85  $    12.89  $    12.37  $    11.40       --
      Number of Units                                                  418,858     553,235     304,760      18,900       --

Sub-account                                                     2006         2005         2004         2003       2002
-----------                                                  -----------  -----------  -----------  -----------  -------
      With any two of Gro Plus, EBP or HAV or with any
   one of combo 5% or HDV
      BOP Unit Value                                         $     12.82  $     12.33  $     11.38  $      9.46
      EOP Unit Value                                         $     13.76  $     12.82  $     12.33  $     11.38     9.46
      Number of Units                                            654,691      826,301      442,758      207,063    2,437

      With LT5 or with any one HAV or EBP and GMWB
      BOP Unit Value                                         $      6.98  $      6.72  $      6.21           --
      EOP Unit Value                                         $      7.48  $      6.98  $      6.72  $      6.21       --
      Number of Units                                          2,366,611    3,719,319      387,463      262,995       --

      With Gro Plus, HAV and EBP or with any one combo
   5% or HDV and GroPlus
      BOP Unit Value                                         $     12.72  $     12.26  $     11.35           --
      EOP Unit Value                                         $     13.62  $     12.72  $     12.26  $     11.35       --
      Number of Units                                            200,801      212,707       52,718       10,550       --

      With any one of HAV or EBP & LT5 or GMWB,
   HAV & EBP or with any one combo 5% or HDV and
   GMWB
      BOP Unit Value                                         $     11.41  $     11.00           --           --
      EOP Unit Value                                         $     12.20  $     11.41  $     11.00           --       --
      Number of Units                                            201,367      282,113       33,939           --       --

      With LT5, HAV & EBP or with any combo 5% or
   HDV & LT5 or GMWB, HDV and EBP
      BOP Unit Value                                         $     10.66           --           --           --
      EOP Unit Value                                         $     11.37  $     10.66           --           --       --
      Number of Units                                            321,176      517,290           --           --       --

AST Marsico Capital Growth (1997)

      With any one of GRO Plus, EBP or HAV
      BOP Unit Value                                         $     14.62  $     13.95  $     12.30  $      9.51
      EOP Unit Value                                         $     15.38  $     14.62  $     13.95  $     12.30     9.51
      Number of Units                                         33,382,333   41,075,737   30,793,077   14,975,841  457,013

      With GMWB
      BOP Unit Value                                         $     14.58  $     13.92  $     12.28           --
      EOP Unit Value                                         $     15.32  $     14.58  $     13.92  $     12.28       --
      Number of Units                                          3,475,065    4,378,768    3,136,818      215,988       --

      With any two of Gro Plus, EBP or HAV or with any
   one of combo 5% or HDV
      BOP Unit Value                                         $     14.51  $     13.88  $     12.26  $      9.51
      EOP Unit Value                                         $     15.22  $     14.51  $     13.88  $     12.26     9.51
      Number of Units                                          6,494,429    7,428,911    4,692,895    2,031,583   30,465

      With LT5 or with any one HAV or EBP and GMWB
      BOP Unit Value                                         $      9.63  $      9.22  $      8.16           --
      EOP Unit Value                                         $     10.10  $      9.63  $      9.22  $      8.16       --
      Number of Units                                         24,648,331   29,347,496    2,016,277      925,591       --

      With Gro Plus, HAV and EBP or with any one combo
   5% or HDV and GroPlus
      BOP Unit Value                                         $     14.39  $     13.80  $     12.23           --
      EOP Unit Value                                         $     15.06  $     14.39  $     13.80  $     12.23       --
      Number of Units                                          1,850,986    1,322,889      578,919       70,776       --

      With any one of HAV or EBP & LT5 or GMWB,
   HAV & EBP or with any one combo 5% or HDV and
   GMWB
      BOP Unit Value                                         $     12.09  $     11.61           --           --
      EOP Unit Value                                         $     12.64  $     12.09  $     11.61           --       --
      Number of Units                                          2,285,303    2,709,442      263,104           --       --

Sub-account                                                     2006         2005         2004         2003       2002
-----------                                                  -----------  -----------  -----------  -----------  -------
      With LT5, HAV & EBP or with any combo 5% or
   HDV & LT5 or GMWB, HDV and EBP
      BOP Unit Value                                         $     10.80           --           --           --
      EOP Unit Value                                         $     11.27  $     10.80           --           --       --
      Number of Units                                          4,932,382    6,051,062           --           --       --

AST Alliance Bernstein Core Value (2001)

      With any one of GRO Plus, EBP or HAV
      BOP Unit Value                                         $     14.68  $     14.18  $     12.69  $     10.08
      EOP Unit Value                                         $     17.47  $     14.68  $     14.18  $     12.69    10.08
      Number of Units                                          5,825,933    3,809,638    3,959,115    2,277,726  386,259

      With GMWB
      BOP Unit Value                                         $     14.63  $     14.15  $     12.67           --
      EOP Unit Value                                         $     17.40  $     14.63  $     14.15  $     12.67       --
      Number of Units                                            446,357      256,525      220,419       11,518       --

      With any two of Gro Plus, EBP or HAV or with any
   one of combo 5% or HDV
      BOP Unit Value                                         $     14.56  $     14.10  $     12.65  $     10.08
      EOP Unit Value                                         $     17.29  $     14.56  $     14.10  $     12.65    10.08
      Number of Units                                          1,007,854      620,109      534,389      328,567   30,510

      With LT5 or with any one HAV or EBP and GMWB
      BOP Unit Value                                         $     12.20  $     11.83  $     10.62           --
      EOP Unit Value                                         $     14.47  $     12.20  $     11.83  $     10.62       --
      Number of Units                                          2,885,427      869,597      303,689      216,416       --

      With Gro Plus, HAV and EBP or with any one combo
   5% or HDV and GroPlus
      BOP Unit Value                                         $     14.45  $     14.03  $     12.62           --
      EOP Unit Value                                         $     17.11  $     14.45  $     14.03  $     12.62       --
      Number of Units                                            733,091       88,839       49,912       10,893       --

      With any one of HAV or EBP & LT5 or GMWB,
   HAV & EBP or with any one combo 5% or HDV and
   GMWB
      BOP Unit Value                                         $     12.21  $     11.86           --           --
      EOP Unit Value                                         $     14.44  $     12.21  $     11.86           --       --
      Number of Units                                            383,107      207,462       57,669           --       --

      With LT5, HAV & EBP or with any combo 5% or
   HDV & LT5 or GMWB, HDV and EBP
      BOP Unit Value                                         $     10.22           --           --           --
      EOP Unit Value                                         $     12.06  $     10.22           --           --       --
      Number of Units                                            465,909      215,251           --           --       --

AST Alliance Bernstein Growth & Income (1992)

      With any one of GRO Plus, EBP or HAV
      BOP Unit Value                                         $     14.30  $     13.91  $     12.77  $      9.83
      EOP Unit Value                                         $     16.45  $     14.30  $     13.91  $     12.77     9.83
      Number of Units                                         27,267,301   38,456,039   27,268,222   13,386,166  165,588

      With GMWB
      BOP Unit Value                                         $     14.25  $     13.88  $     12.76           --
      EOP Unit Value                                         $     16.38  $     14.25  $     13.88  $     12.76       --
      Number of Units                                          2,911,174    4,265,750    2,899,917      187,011       --

Sub-account                                                         2006         2005         2004        2003      2002
-----------                                                      -----------  -----------  ----------  ----------  ------
      With any two of Gro Plus, EBP or HAV or with any one
   of combo 5% or HDV
      BOP Unit Value                                             $     14.18  $     13.83  $    12.74  $     9.83
      EOP Unit Value                                             $     16.28  $     14.18  $    13.83  $    12.74    9.83
      Number of Units                                              5,511,714    7,461,227   4,694,207   2,029,598   6,100

      With LT5 or with any one HAV or EBP and GMWB
      BOP Unit Value                                             $     10.98  $     10.72  $     9.88          --
      EOP Unit Value                                             $     12.59  $     10.98  $    10.72  $     9.88      --
      Number of Units                                             17,583,959   26,378,598   1,731,512     976,756      --

      With Gro Plus, HAV and EBP or with any one combo
   5% or HDV and GroPlus
      BOP Unit Value                                             $     14.07  $     13.76  $    12.70          --
      EOP Unit Value                                             $     16.11  $     14.07  $    13.76  $    12.70      --
      Number of Units                                              1,130,820    1,367,534     564,502      69,435      --

      With any one of HAV or EBP & LT5 or GMWB,
   HAV & EBP or with any one combo 5% or HDV and GMWB
      BOP Unit Value                                             $     11.75  $     11.50          --          --
      EOP Unit Value                                             $     13.43  $     11.75  $    11.50          --      --
      Number of Units                                              1,822,699    2,705,504     228,955          --      --

      With LT5, HAV & EBP or with any combo 5% or
   HDV & LT5 or GMWB, HDV and EBP
      BOP Unit Value                                             $     10.17           --          --          --
      EOP Unit Value                                             $     11.60  $     10.17          --          --      --
      Number of Units                                              4,545,057    6,507,116          --          --      --

AST Large Cap Value

      With any one of GRO Plus, EBP or HAV
      BOP Unit Value                                             $     13.78  $     13.19  $    11.65  $     9.90
      EOP Unit Value                                             $     16.01  $     13.78  $    13.19  $    11.65     9.9
      Number of Units                                              3,946,641    3,227,694   1,916,775     651,074  30,714

      With GMWB
      BOP Unit Value                                             $     13.73  $     13.16  $    11.63          --
      EOP Unit Value                                             $     15.94  $     13.73  $    13.16  $    11.63      --
      Number of Units                                                464,393      405,887     173,888      21,961      --

      With any two of Gro Plus, EBP or HAV or with any one
   of combo 5% or HDV
      BOP Unit Value                                             $     13.67  $     13.12  $    11.61  $     9.90
      EOP Unit Value                                             $     15.84  $     13.67  $    13.12  $    11.61     9.9
      Number of Units                                                854,051      661,210     198,898      90,092   5,934

      With LT5 or with any one HAV or EBP and GMWB
      BOP Unit Value                                             $     10.17  $      9.78  $     8.66          --
      EOP Unit Value                                             $     11.78  $     10.17  $     9.78  $     8.66      --
      Number of Units                                              3,666,066    1,212,692     419,818     347,275      --

      With Gro Plus, HAV and EBP or with any one combo
   5% or HDV and GroPlus
      BOP Unit Value                                             $     13.56  $     13.05  $    11.58          --
      EOP Unit Value                                             $     15.68  $     13.56  $    13.05  $    11.58      --
      Number of Units                                                871,822       86,799      37,159         332      --

      With any one of HAV or EBP & LT5 or GMWB,
   HAV & EBP or with any one combo 5% or HDV and GMWB
      BOP Unit Value                                             $     12.19  $     11.75          --          --
      EOP Unit Value                                             $     14.08  $     12.19  $    11.75          --      --
      Number of Units                                                350,356      143,888      23,032          --      --

Sub-account                                                         2006        2005         2004        2003      2002
-----------                                                      ----------  -----------  ----------  ----------  -------
      With LT5, HAV & EBP or with any combo 5% or
   HDV & LT5 or GMWB, HDV and EBP
      BOP Unit Value                                             $    10.46           --          --          --
      EOP Unit Value                                             $    12.05  $     10.46          --          --       --
      Number of Units                                               464,610      208,695          --          --       --

AST T. Rowe Price Global Bond (1994)

      With any one of GRO Plus, EBP or HAV
      BOP Unit Value                                             $    11.40  $     12.17  $    11.42  $    10.31
      EOP Unit Value                                             $    11.89  $     11.40  $    12.17  $    11.42    10.31
      Number of Units                                             8,138,223    9,677,417   6,387,666   1,827,606   36,822

      With GMWB
      BOP Unit Value                                             $    11.37  $     12.14  $    11.40          --
      EOP Unit Value                                             $    11.84  $     11.37  $    12.14  $    11.40       --
      Number of Units                                               798,214    1,035,774     712,411      24,361       --

      With any two of Gro Plus, EBP or HAV or with any one
   of combo 5% or HDV
      BOP Unit Value                                             $    11.31  $     12.10  $    11.38  $    10.31
      EOP Unit Value                                             $    11.76  $     11.31  $    12.10  $    11.38    10.31
      Number of Units                                             1,805,420    1,956,700   1,195,848     279,110    3,700

      With LT5 or with any one HAV or EBP and GMWB
      BOP Unit Value                                             $    13.12  $     14.05  $    13.23          --
      EOP Unit Value                                             $    13.63  $     13.12  $    14.05  $    13.23       --
      Number of Units                                             3,724,317    5,107,688     191,816     148,319       --

      With Gro Plus, HAV and EBP or with any one combo
   5% or HDV and GroPlus
      BOP Unit Value                                             $    11.22  $     12.04  $    11.35          --
      EOP Unit Value                                             $    11.64  $     11.22  $    12.04  $    11.35       --
      Number of Units                                               323,151      331,045     137,089      12,591       --

      With any one of HAV or EBP & LT5 or GMWB,
   HAV & EBP or with any one combo 5% or HDV and GMWB
      BOP Unit Value                                             $    10.19  $     10.94          --          --
      EOP Unit Value                                             $    10.56  $     10.19  $    10.94          --       --
      Number of Units                                               567,601      769,441      43,652          --       --

      With LT5, HAV & EBP or with any combo 5% or
   HDV & LT5 or GMWB, HDV and EBP
      BOP Unit Value                                             $     9.36           --          --          --
      EOP Unit Value                                             $     9.68  $      9.36          --          --       --
      Number of Units                                             1,204,466    1,654,787          --          --       --

AST Lord Abbett Bond-Debenture (2000)

      With any one of GRO Plus, EBP or HAV
      BOP Unit Value                                             $    12.46  $     12.56  $    11.92  $    10.23
      EOP Unit Value                                             $    13.43  $     12.46  $    12.56  $    11.92    10.23
      Number of Units                                             9,529,259   11,711,617   7,337,467   4,628,945  162,571

      With GMWB
      BOP Unit Value                                             $    12.42  $     12.53  $    11.90          --
      EOP Unit Value                                             $    13.37  $     12.42  $    12.53  $    11.90       --
      Number of Units                                             1,365,237    1,672,135     904,128      42,593       --

      With any two of Gro Plus, EBP or HAV or with any one of combo 5% or HDV

Sub-account                                                     2006         2005         2004         2003       2002
-----------                                                  -----------  -----------  -----------  -----------  -------
      BOP Unit Value                                         $     12.36  $     12.49  $     11.88  $     10.23
      EOP Unit Value                                         $     13.29  $     12.36  $     12.49  $     11.88    10.23
      Number of Units                                          2,027,743    2,372,397    1,314,641      624,019    7,474

      With LT5 or with any one HAV or EBP and GMWB
      BOP Unit Value                                         $     12.04  $     12.18  $     11.60           --
      EOP Unit Value                                         $     12.92  $     12.04  $     12.18  $     11.60       --
      Number of Units                                          4,627,555    6,285,215      732,155      423,485       --

      With Gro Plus, HAV and EBP or with any one combo
   5% or HDV and GroPlus
      BOP Unit Value                                         $     12.27  $     12.42  $     11.85           --
      EOP Unit Value                                         $     13.15  $     12.27  $     12.42  $     11.85       --
      Number of Units                                            414,839      465,230      155,764       28,346       --

      With any one of HAV or EBP & LT5 or GMWB,
   HAV & EBP or with any one combo 5% or HDV and
   GMWB
      BOP Unit Value                                         $     10.73  $     10.88           --           --
      EOP Unit Value                                         $     11.49  $     10.73  $     10.88           --       --
      Number of Units                                            538,793      725,723       85,669           --       --

      With LT5, HAV & EBP or with any combo 5% or
   HDV & LT5 or GMWB, HDV and EBP
      BOP Unit Value                                         $      9.86           --           --           --
      EOP Unit Value                                         $     10.53  $      9.86           --           --       --
      Number of Units                                          1,315,435    1,664,014           --           --       --

AST PIMCO Total Return Bond (1994)

      With any one of GRO Plus, EBP or HAV
      BOP Unit Value                                         $     10.88  $     10.82  $     10.51  $     10.17
      EOP Unit Value                                         $     11.07  $     10.88  $     10.82  $     10.51    10.17
      Number of Units                                         16,434,843   15,662,179   30,067,867   16,012,778  604,147

      With GMWB
      BOP Unit Value                                         $     10.84  $     10.79  $     10.49           --
      EOP Unit Value                                         $     11.02  $     10.84  $     10.79  $     10.49       --
      Number of Units                                          2,081,850    2,236,621    3,495,678      378,676       --

      With any two of Gro Plus, EBP or HAV or with any
   one of combo 5% or HDV
      BOP Unit Value                                         $     10.79  $     10.76  $     10.48  $     10.17
      EOP Unit Value                                         $     10.96  $     10.79  $     10.76  $     10.48    10.17
      Number of Units                                          3,071,632    2,552,300    4,319,279    2,192,336   36,236

      With LT5 or with any one HAV or EBP and GMWB
      BOP Unit Value                                         $     13.11  $     13.09  $     12.76           --
      EOP Unit Value                                         $     13.30  $     13.11  $     13.09  $     12.76       --
      Number of Units                                          8,896,833    5,088,435    2,344,332    1,558,557       --

      With Gro Plus, HAV and EBP or with any one combo
   5% or HDV and GroPlus
      BOP Unit Value                                         $     10.71  $     10.70  $     10.45           --
      EOP Unit Value                                         $     10.84  $     10.71  $     10.70  $     10.45       --
      Number of Units                                          2,181,127      420,796      476,033      119,982       --

      With any one of HAV or EBP & LT5 or GMWB,
   HAV & EBP or with any one combo 5% or HDV and
   GMWB
      BOP Unit Value                                         $     10.31  $     10.32           --           --
      EOP Unit Value                                         $     10.43  $     10.31  $     10.32           --       --
      Number of Units                                          1,377,323      839,169      323,335           --       --

Sub-account                                                     2006         2005         2004         2003      2002
-----------                                                  -----------  -----------  -----------  ----------  -------
      With LT5, HAV & EBP or with any combo 5% or
   HDV & LT5 or GMWB, HDV and EBP
      BOP Unit Value                                         $     10.06           --           --          --
      EOP Unit Value                                         $     10.15  $     10.06           --          --       --
      Number of Units                                          1,656,324    1,060,545           --          --       --

AST PIMCO Limited Maturity Bond (1995)

      With any one of GRO Plus, EBP or HAV
      BOP Unit Value                                         $     10.20  $     10.23  $     10.22  $    10.08
      EOP Unit Value                                         $     10.39  $     10.20  $     10.23  $    10.22    10.08
      Number of Units                                         24,544,154   31,242,913   19,103,280   5,152,783  215,314

      With GMWB
      BOP Unit Value                                         $     10.17  $     10.21  $     10.21          --
      EOP Unit Value                                         $     10.35  $     10.17  $     10.21  $    10.21       --
      Number of Units                                          3,593,391    4,545,782    2,764,809      36,640       --

      With any two of Gro Plus, EBP or HAV or with any
   one of combo 5% or HDV
      BOP Unit Value                                         $     10.12  $     10.17  $     10.19  $    10.08
      EOP Unit Value                                         $     10.28  $     10.12  $     10.17  $    10.19    10.08
      Number of Units                                          4,979,340    5,697,191    2,785,690     636,860   80,547

      With LT5 or with any one HAV or EBP and GMWB
      BOP Unit Value                                         $     11.54  $     11.62  $     11.65          --
      EOP Unit Value                                         $     11.72  $     11.54  $     11.62  $    11.65       --
      Number of Units                                         12,397,970   14,980,148    1,143,298     329,629       --

      With Gro Plus, HAV and EBP or with any one combo
   5% or HDV and GroPlus
      BOP Unit Value                                         $     10.04  $     10.12  $     10.16          --
      EOP Unit Value                                         $     10.17  $     10.04  $     10.12  $    10.16       --
      Number of Units                                          1,341,592    1,095,565      301,108      35,430       --

      With any one of HAV or EBP & LT5 or GMWB,
   HAV & EBP or with any one combo 5% or HDV and
   GMWB
      BOP Unit Value                                         $      9.87  $      9.96           --          --
      EOP Unit Value                                         $      9.99  $      9.87  $      9.96          --       --
      Number of Units                                          1,612,557    1,998,604      240,337          --       --

      With LT5, HAV & EBP or with any combo 5% or
   HDV & LT5 or GMWB, HDV and EBP
      BOP Unit Value                                         $      9.96           --           --          --
      EOP Unit Value                                         $     10.06  $      9.96           --          --       --
      Number of Units                                          3,462,277    4,098,127           --          --       --

AST Money Market (1992)

      With any one of GRO Plus, EBP or HAV
      BOP Unit Value                                         $      9.83  $      9.75  $      9.86  $     9.99
      EOP Unit Value                                         $     10.09  $      9.83  $      9.75  $     9.86     9.99
      Number of Units                                         17,648,852   14,801,776    8,152,893   7,176,983  999,737

      With GMWB
      BOP Unit Value                                         $      9.80  $      9.73  $      9.85          --
      EOP Unit Value                                         $     10.04  $      9.80  $      9.73  $     9.85       --
      Number of Units                                          1,916,776    2,581,451    1,312,018      81,304       --

      With any two of Gro Plus, EBP or HAV or with any
   one of combo 5% or HDV
      BOP Unit Value                                         $      9.75  $      9.70  $      9.83  $     9.99

Sub-account                                                            2006        2005        2004        2003      2002
-----------                                                         ----------  ----------  ----------  ----------  ------
      EOP Unit Value                                                $     9.98  $     9.75  $     9.70  $     9.83    9.99
      Number of Units                                                5,452,746   2,932,409   1,742,703   1,118,618  70,899

      With LT5 or with any one HAV or EBP and GMWB
      BOP Unit Value                                                $    10.03  $     9.98  $    10.13          --
      EOP Unit Value                                                $    10.25  $    10.03  $     9.98  $    10.13      --
      Number of Units                                                1,115,761   1,333,707     234,402      35,505      --

      With Gro Plus, HAV and EBP or with any one combo 5%
   or HDV and GroPlus
      BOP Unit Value                                                $     9.68  $     9.65  $     9.80          --
      EOP Unit Value                                                $     9.88  $     9.68  $     9.65  $     9.80      --
      Number of Units                                                  777,755   1,112,867     432,144     149,705      --

      With any one of HAV or EBP & LT5 or GMWB, HAV &
   EBP or with any one combo 5% or HDV and GMWB
      BOP Unit Value                                                $     9.81  $     9.79          --          --
      EOP Unit Value                                                $    10.00  $     9.81  $     9.79          --      --
      Number of Units                                                  326,626     668,385      61,321          --      --

      With LT5, HAV & EBP or with any combo 5% or HDV &
   LT5 or GMWB, HDV and EBP
      BOP Unit Value                                                $    10.01          --          --          --
      EOP Unit Value                                                $    10.18  $    10.01          --          --      --
      Number of Units                                                  103,753     125,063          --          --      --

Evergreen VA - International Equity (2000)

      With any one of GRO Plus, EBP or HAV
      BOP Unit Value                                                $    17.01  $    14.94  $    12.78  $     9.67
      EOP Unit Value                                                $    20.55  $    17.01  $    14.94  $    12.78    9.67
      Number of Units                                                  657,265     507,584     195,986      76,749   3,669

      With GMWB
      BOP Unit Value                                                $    13.88  $    12.21  $    10.45          --
      EOP Unit Value                                                $    16.75  $    13.88  $    12.21  $    10.45      --
      Number of Units                                                  160,932     164,045      32,858         827      --

      With any two of Gro Plus, EBP or HAV or with any one of
   combo 5% or HDV
      BOP Unit Value                                                $    16.87  $    14.86  $    12.74          --
      EOP Unit Value                                                $    20.33  $    16.87  $    14.86  $    12.74      --
      Number of Units                                                  239,474     182,612      67,201       6,492      --

      With LT5 or with any one HAV or EBP and GMWB
      BOP Unit Value                                                $    14.06  $    12.40  $    10.64          --
      EOP Unit Value                                                $    16.92  $    14.06  $    12.40  $    10.64      --
      Number of Units                                                   74,041      86,193      83,727      81,555      --

      With Gro Plus, HAV and EBP or with any one combo 5%
   or HDV and GroPlus
      BOP Unit Value                                                $    16.74  $    14.78  $    12.71          --
      EOP Unit Value                                                $    20.12  $    16.74  $    14.78  $    12.71      --
      Number of Units                                                   32,343      21,181       7,362       1,395      --

      With any one of HAV or EBP & LT5 or GMWB, HAV &
   EBP or with any one combo 5% or HDV and GMWB
      BOP Unit Value                                                $    13.98  $    12.36          --          --
      EOP Unit Value                                                $    16.79  $    13.98  $    12.36          --      --
      Number of Units                                                    3,788       1,440       2,878          --      --

      With LT5, HAV & EBP or with any combo 5% or HDV &
   LT5 or GMWB, HDV and EBP

Sub-account                                                                    2006      2005      2004     2003    2002
-----------                                                                  --------  --------  --------  -------  ----
      BOP Unit Value                                                         $  10.90        --        --       --
      EOP Unit Value                                                         $  13.06  $  10.90        --       --   --
      Number of Units                                                           2,565     7,851        --       --   --

Evergreen VA - Omega (2000)

      With any one of GRO Plus, EBP or HAV
      BOP Unit Value                                                         $  14.15  $  13.89  $  13.21       --
      EOP Unit Value                                                         $  14.72  $  14.15  $  13.89  $ 13.21   --
      Number of Units                                                         208,342   294,327   387,492   56,002   --

      With GMWB
      BOP Unit Value                                                         $  14.10  $  13.86  $  13.19       --
      EOP Unit Value                                                         $  14.65  $  14.10  $  13.86  $ 13.19   --
      Number of Units                                                          15,185    31,596    31,153      283   --

      With any two of Gro Plus, EBP or HAV or with any one of combo 5%
   or HDV
      BOP Unit Value                                                         $  14.04  $  13.81  $  13.17       --
      EOP Unit Value                                                         $  14.56  $  14.04  $  13.81  $ 13.17   --
      Number of Units                                                          49,282    60,941   108,796   25,003   --

      With LT5 or with any one HAV or EBP and GMWB
      BOP Unit Value                                                         $   9.54  $   9.40  $   8.97       --
      EOP Unit Value                                                         $   9.88  $   9.54  $   9.40  $  8.97   --
      Number of Units                                                          40,425    62,448    84,876   19,658   --

      With Gro Plus, HAV and EBP or with any one combo 5% or HDV and
   GroPlus
      BOP Unit Value                                                         $  13.93  $  13.74  $  13.13       --
      EOP Unit Value                                                         $  14.41  $  13.93  $  13.74  $ 13.13   --
      Number of Units                                                           6,159     4,390     3,028    1,855   --

      With any one of HAV or EBP & LT5 or GMWB, HAV & EBP or with any one combo 5% or HDV and GMWB
      BOP Unit Value                                                         $  11.05  $  10.92        --       --
      EOP Unit Value                                                         $  11.43  $  11.05  $  10.92       --   --
      Number of Units                                                           4,049    15,579    30,383       --   --

      With LT5, HAV & EBP or with any combo 5% or HDV & LT5 or
   GMWB, HDV and EBP
      BOP Unit Value                                                         $  10.52        --        --       --
      EOP Unit Value                                                         $  10.84  $  10.52        --       --   --
      Number of Units                                                              --        --        --       --   --

                  AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                           Financial Statements and
            Report of Independent Registered Public Accounting Firm

                    Years Ended December 31, 2006 and 2005

                  AMERICAN SKANDIA LIFE ASSURANCE CORPORATION

                         INDEX TO FINANCIAL STATEMENTS

                                                                       Page No.
                                                                       --------
Financial Statements
    AMERICAN SKANDIA LIFE ASSURANCE CORPORATION

    Report of Independent Registered Public Accounting Firm                 F-2

    Financial Statements:

         Statements of Financial Position December 31, 2006 and 2005        F-3

         Statements of Operations and Comprehensive Income Year ended
         December 31, 2006, Year ended December 31, 2005, and Year
         ended December 31, 2004                                            F-4

         Statements of Stockholder's Equity Year ended December 31,
         2006, Year ended December 31, 2005, and Year ended December
         31, 2004                                                           F-5

         Statements of Cash Flows Year ended December 31, 2006, Year
         ended December 31, 2005, and Year ended December 31, 2004          F-6

         Notes to Financial Statements                                      F-7

            Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholder of American Skandia Life Assurance Corporation:

In our opinion, the financial statements listed in the accompanying index present fairly, in all material respects, the financial position of American Skandia Life Assurance Corporation (a indirect wholly owned subsidiary of Prudential Financial, Inc., effective May 1, 2003) at December 31, 2006 and December 31, 2005, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2006 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 2 of the financial statements, the Company adopted American Institute of Certified Public Accountants Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" as of January 1, 2004.

/s/ PricewaterhouseCoopers LLP
New York, New York
March 23, 2007

American Skandia Life Assurance Corporation

Statements of Financial Position
December 31, 2006 and 2005 (in thousands, except share amounts)
--------------------------------------------------------------------------------

                                                          2006         2005
                                                       ----------- -----------
ASSETS
Fixed maturities available for sale, at fair value
  (amortized cost, 2006: $1,161,335 2005: $1,559,777)  $ 1,174,353 $ 1,554,569
Trading account assets, at fair value                       18,144      30,778
Equity securities available for sale, at fair value
  (cost - 2006: $18,487; 2005: $19,238)                     18,344      19,098
Commercial loans                                            40,846       6,000
Policy loans                                                12,638      11,779
Short-term investments                                      60,872     209,691
Other long-term investments                                  6,105          --
                                                       ----------- -----------
   Total investments                                     1,331,302   1,831,915
                                                       ----------- -----------
Cash and cash equivalents                                      664       3,507
Deferred policy acquisition costs                          766,277     528,899
Accrued investment income                                   12,456      16,847
Reinsurance recoverable                                         --       4,271
Receivables from parent and affiliates                      94,221       6,170
Income taxes receivable                                    217,768     229,802
Valuation of business acquired                             152,650     196,023
Deferred sales inducements                                 359,815     227,415
Other assets                                                17,036      67,432
Separate account assets                                 35,608,409  29,786,393
                                                       ----------- -----------
TOTAL ASSETS                                           $38,560,598 $32,898,674
                                                       =========== ===========
LIABILITIES AND STOCKHOLDER'S EQUITY
Liabilities
Policyholders' account balances                        $   993,260 $ 1,226,551
Future policy benefits and other policyholder
  liabilities                                              114,854      69,766
Payables to parent and affiliates                           45,667      50,218
Cash collateral for loaned securities                       39,962     173,987
Securities sold under agreements to repurchase                  --       7,147
Short-term borrowing                                       159,546     208,584
Long-term borrowing                                        405,000     135,000
Future fees payable to American Skandia, Inc. ("ASI")       48,531     113,151
Other liabilities                                          268,497     304,971
Separate account liabilities                            35,608,409  29,786,393
                                                       ----------- -----------
Total liabilities                                      $37,683,726 $32,075,768
                                                       ----------- -----------
Commitments and Contingent Liabilities (See Note 11)

Stockholder's Equity
Common stock, $100 par value; 25,000 shares,
  authorized, issued and outstanding                         2,500       2,500
Additional paid-in capital                                 334,096     484,096
Retained earnings                                          534,899     339,182
Accumulated other comprehensive income (loss)                5,377      (2,872)
                                                       ----------- -----------
Total stockholder's equity                                 876,872     822,906
                                                       ----------- -----------
TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY             $38,560,598 $32,898,674
                                                       =========== ===========

                       See Notes to Financial Statements

American Skandia Life Assurance Corporation

Statements of Operations and Comprehensive Income
Years ended December 31, 2006, December 31, 2005, and December 31, 2004 (in thousands)
--------------------------------------------------------------------------------

                                                    2006      2005      2004
                                                  --------  --------  --------
REVENUES

Premiums                                          $ 40,511  $ 23,756  $ 17,568
Policy charges and fee income                      561,295   455,675   370,589
Net investment income                               88,291    92,881    90,459
Realized investment (losses), net                  (48,035)  (32,121)  (20,465)
Asset management fees                              167,964   127,401   112,100
Other income                                           654       393     5,331
                                                  --------  --------  --------
Total revenues                                     810,680   667,985   575,582
                                                  --------  --------  --------
BENEFITS AND EXPENSES

Policyholders' benefits                            101,367    62,973    86,948
Interest credited to policyholders' account
  balances                                          77,137    69,901    80,120
General, administrative and other expenses         430,244   330,645   264,514
                                                  --------  --------  --------
Total benefits and expenses                        608,748   463,519   431,582
                                                  --------  --------  --------
Income from operations before income taxes and
  cumulative effect of accounting change           201,932   204,466   144,000
                                                  --------  --------  --------
Income taxes:
   Current                                              67        51     4,071
   Deferred                                          6,148    45,991    32,948
                                                  --------  --------  --------
Income tax expense                                   6,215    46,042    37,019
                                                  --------  --------  --------
Income from operations before cumulative effect
  of accounting change                             195,717   158,424   106,981
                                                  --------  --------  --------
Cumulative effect of accounting change, net of
  taxes                                                 --        --   (17,079)
                                                  --------  --------  --------
NET INCOME                                         195,717   158,424    89,902
                                                  --------  --------  --------
Change in net unrealized investment gains
  (losses), net of taxes                             8,249   (23,562)   21,341
                                                  --------  --------  --------
COMPREHENSIVE INCOME                              $203,966  $134,862  $111,243
                                                  ========  ========  ========

                       See Notes to Financial Statements

American Skandia Life Assurance Corporation

Statements of Stockholder's Equity
Years ended December 31, 2006, December 31, 2005, and December 31, 2004 (in thousands)
--------------------------------------------------------------------------------

                                                                        Accumulated
                                      Additional                           other         Total
                               Common  paid-in   Retained   Deferred   comprehensive stockholder's
                               Stock   capital   earnings compensation income (loss)    equity
                               ------ ---------- -------- ------------ ------------- -------------
Balance, December 31, 2003     $2,500 $ 485,100  $ 90,856    $(360)      $ (1,599)     $ 576,497
Net income                         --        --    89,902       --             --         89,902
Purchase of fixed maturities
  from an affiliate, net of
  taxes                            --      (948)       --       --            948             --
Stock-based compensation           --       273        --       --             --            273
Deferred compensation program      --        --        --     (544)            --           (544)
Change in net unrealized
  investment gains (losses),
  net of taxes                     --        --        --       --         21,341         21,341
                               ------ ---------  --------    -----       --------      ---------
Balance, December 31, 2004      2,500   484,425   180,759     (904)        20,690        687,470
                               ------ ---------  --------    -----       --------      ---------
Net income                         --        --   158,424       --             --        158,424
Stock-based compensation           --      (329)       --       --             --           (329)
Deferred compensation program      --        --        --      904             --            904
Change in net unrealized
  investment gains (losses),
  net of taxes                     --        --        --       --        (23,562)       (23,562)
                               ------ ---------  --------    -----       --------      ---------
Balance, December 31, 2005      2,500   484,096   339,182       --         (2,872)       822,906
                               ------ ---------  --------    -----       --------      ---------
Net income                         --        --   195,717       --             --        195,717
Distribution to parent             --  (150,000)       --       --             --       (150,000)
Change in net unrealized
  investment gains (losses),
  net of taxes                     --        --        --       --          8,249          8,249
                               ------ ---------  --------    -----       --------      ---------
Balance, December 31, 2006     $2,500 $ 334,096  $534,899    $  --       $  5,377      $ 876,872
                               ====== =========  ========    =====       ========      =========

                       See Notes to Financial Statements

American Skandia Life Assurance Corporation
Statements of Cash Flows
Year ended December 31, 2006, Year ended December 31, 2005, and Year ended December 31, 2004
(in thousands)
--------------------------------------------------------------------------------

                                                                               2006         2005         2004
                                                                           -----------  -----------  -----------
CASH FLOWS (USED IN) FROM OPERATING ACTIVITIES:
Net income                                                                 $   195,717  $   158,424  $    89,902
Adjustments to reconcile net income to net cash from operating activities:
   Realized investment losses, net                                              48,035       32,121       20,465
   Amortization and depreciation                                                40,209       47,974       46,765
   Cumulative effect of accounting change, net of taxes                             --           --       17,079
   Interest credited to policyholders' account balances                         60,215       60,058       70,331
   Change in:
       Policy reserves                                                          45,088       18,688       34,361
       Accrued investment income                                                 4,392        5,474        6,035
       Trading account assets                                                   12,633       16,538       14,017
       Net receivable/payable to affiliates                                    (42,150)      24,963        5,888
       Deferred sales inducements                                             (132,400)     (74,999)     (74,087)
       Deferred policy acquisition costs                                      (239,470)    (227,619)    (177,935)
       Income taxes payable (receivable)                                         7,513       28,015      (24,826)
       Other, net                                                              (91,066)      (8,487)      73,901
                                                                           -----------  -----------  -----------
Cash Flows (Used In) From Operating Activities                                 (91,283)      81,150      101,896
                                                                           -----------  -----------  -----------
CASH FLOWS FROM INVESTING ACTIVITIES:
   Proceeds from the sale/maturity of fixed maturities available for sale    3,594,021    2,199,373    2,580,125
   Payments for the purchase of fixed maturities available for sale         (3,226,546)  (2,048,890)  (2,196,424)
   Proceeds from the sale of equity securities                                      --        1,000           --
   Payments for the purchase of commercial loans                               (34,846)      (6,000)          --
   Proceeds from the maturity of policy loans                                    1,548          503           --
   Payments for the issuance of policy loans                                    (2,407)      (1,935)      (1,952)
   Proceeds for the sale of other long-term investments                          5,358
   Payments for the purchase of other long-term investments                     (6,104)          --           --
   Other short-term investments, net                                           148,819      211,762     (377,888)
                                                                           -----------  -----------  -----------
Cash Flows From Investing Activities                                           479,843      355,813        3,861
                                                                           -----------  -----------  -----------
CASH FLOWS (USED IN) FINANCING ACTIVITIES:
   Return of capital                                                          (150,000)          --         (948)
   Decrease in future fees payable to ASI, net                                 (64,619)     (87,447)    (107,282)
   Cash collateral for loaned securities                                      (134,025)    (117,312)     291,299
   Securities sold under agreement to repurchase                                (7,147)     (26,226)      12,523
   Proceeds from the issuance of debt (maturities longer than 90 days)         300,000           --
   Repayments of debt (maturities longer than 90 days)                         (30,000)          --      135,000
   Net (decrease) increase in short-term borrowing                             (49,038)      68,221       24,363
   Drafts outstanding                                                           38,736      (88,620)     103,736
   Policyholders' account balances
       Deposits                                                              1,211,772      951,563       66,268
       Withdrawals                                                          (1,507,082)  (1,206,489)    (564,162)
                                                                           -----------  -----------  -----------
Cash Flows (Used in) Financing Activities                                     (391,403)    (506,310)     (39,203)
                                                                           -----------  -----------  -----------
   Net (decrease) increase in cash and cash equivalents                         (2,843)     (69,347)      66,554
   Cash and cash equivalents, beginning of period                                3,507       72,854        6,300
                                                                           -----------  -----------  -----------
CASH AND CASH EQUIVALENTS, END OF PERIOD                                   $       664  $     3,507  $    72,854
                                                                           ===========  ===========  ===========
SUPPLEMENTAL CASH FLOW INFORMATION
   Income taxes (received) paid                                            $    (1,297) $    (2,540) $    39,199
                                                                           -----------  -----------  -----------
   Interest paid                                                           $    45,689  $     4,783  $    11,261
                                                                           -----------  -----------  -----------

                       See Notes to Financial Statements

American Skandia Life Assurance Corporation
Notes to Financial Statements
--------------------------------------------------------------------------------

1. BUSINESS

American Skandia Life Assurance Corporation (the "Company"), with its principal offices in Shelton, Connecticut, is an indirect wholly-owned subsidiary of Prudential Financial, Inc. ("Prudential Financial"), a New Jersey corporation. The Company is a wholly-owned subsidiary of American Skandia, Inc. ("ASI"), which in turn is an indirect wholly-owned subsidiary of Prudential Financial. On December 19, 2002, Skandia Insurance Company Ltd. (publ) ("Skandia"), an insurance company organized under the laws of the Kingdom of Sweden, and the ultimate parent company of the Company prior to May 1, 2003, entered into a definitive purchase agreement with Prudential Financial whereby Prudential Financial would acquire the Company and certain of its affiliates (the "Acquisition") and would be authorized to use the American Skandia name through April, 2008. On May 1, 2003, the initial phase of the Acquisition was consummated. As such, the Company became an indirect wholly owned subsidiary of Prudential Financial. During 2007, the Company expects to begin the process of changing the Company's name and names of various legal entities that include the "American Skandia" name. See Note 5 for additional information on the Acquisition.

The Company develops long-term savings and retirement products, which are distributed through its affiliated broker/dealer company, American Skandia Marketing, Incorporated. The Company currently issues variable deferred and immediate annuities for individuals and groups in the United States of America and its territories.

American Skandia, Inc. ("ASI"), the direct parent of the Company, intends to make additional capital contributions to the Company, as needed, to enable it to comply with its reserve requirements and fund expenses in connection with its business. The Company has complied with the National Association of Insurance Commissioner's ("NAIC") Risk-Based Capital ("RBC") reporting requirements and has total adjusted capital well above required capital. The Company expects to maintain statutory capital above 300% of Company Action Level Risk Based Capital. Generally, ASI is under no obligation to make such contributions and its assets do not back the benefits payable under the Company's policyholder contracts. The Company received no capital contributions during 2006, 2005, and 2004.

The Company is engaged in a business that is highly competitive because of the large number of stock and mutual life insurance companies and other entities engaged in marketing insurance products, and individual and group annuities.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of presentation

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP"). The Company has extensive transactions and relationships with Prudential Financial affiliates, as more fully described in Footnote 13. Due to these relationships, it is possible that the terms of these transactions are not the same as those that would result from transactions among wholly unrelated parties.

Use of estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, in particular deferred policy acquisition costs ("DAC") and future policy benefits, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

The most significant estimates include those used in determining deferred policy acquisition costs, valuation of business acquired, valuation of investments including derivatives, future policy benefits including guarantees, provision for income taxes, reserves for contingent liabilities and reserves for losses in connection with unresolved legal matters.

Investments

Fixed maturities classified as "available for sale" are carried at fair value. The amortized cost of fixed maturities is written down to estimated fair value if a decline in value is considered to be other than temporary. See the discussion below on realized investment gains and losses for a description of the accounting for impairment adjustments. Unrealized gains and losses on fixed maturities "available for sale" are included in "Accumulated other comprehensive (loss) income", net of income taxes.

Trading account assets, at fair value, represent the equity securities held in support of a deferred compensation plan. Such investments are carried at fair value with changes in unrealized gains and losses reported in the Statements of Operations and Comprehensive Income, as a component of "Other income".

Equity securities, available for sale are comprised of common and non-redeemable preferred stock and are carried at fair value. The associated unrealized gains and losses, net of tax and the effect on deferred policy acquisition costs, valuation of business acquired, and future policy benefits that would result from the realization of unrealized gains and losses, are included in "Accumulated other comprehensive income (loss)". The cost of equity securities is written down to estimated fair value when a decline in value is considered to be other than temporary. See the discussion below on realized investment gains and losses for a description of the accounting for impairment adjustments.

Commercial loans are carried at unpaid principal balances, net of unamortized premiums or discounts and an allowance for losses. Interest income, as well as prepayment fees and the amortization of related premiums or discounts, is included in "Net investment income." The allowance for losses includes a loan specific reserve for non-performing loans and a portfolio reserve for probable incurred but not specifically identified losses. Non-performing loans include those loans for which it is probable that amounts due according to the contractual terms of the loan agreement will not all be collected. These loans are measured at the present value of expected future cash flows discounted at the loan's effective interest rate, or at the fair value of the collateral if the loan is collateral dependent. Interest received on non-performing loans, including loans that were previously modified in a troubled debt restructuring, is either applied against the principal or reported as net investment income, according to management's judgment as to the collectibility of principal. Management discontinues accruing interest on non-performing loans after the loans are 90 days delinquent as to principal or interest, or earlier when management has doubts about collectibility. When a loan is recognized as non-performing, any accrued but uncollectible interest is charged to interest income in the period the loan is deemed non-performing. Generally, a loan is restored to accrual status only after all delinquent interest and principal are brought current and, in the case of loans where the payment of interest has been interrupted for a substantial period, a regular payment performance has been established. The portfolio reserve for incurred but not specifically identified losses considers the Company's past loan loss experience, the current credit composition of the portfolio, historical credit migration, property type diversification, default and loss severity statistics and other relevant factors. The changes in the allowance for loan losses, are reported in "Realized investment (losses), net."

Policy loans are carried at unpaid principal balances.

Short-term investments consist of highly liquid debt instruments with a maturity of greater than three months and less than twelve months when purchased. These investments are carried at amortized cost, which because of their short-term nature, approximates fair value.

Other long-term investments consist of the Company's investments in joint ventures and limited partnerships other than operating joint ventures in which the Company does not exercise control, as well as investments in the Company's own separate accounts, which are carried at fair value, and investment real estate. Joint venture and partnership interests are generally accounted for using the equity method of accounting, except in instances in which the Company's interest is so minor that it exercises virtually no influence over operating and financial policies. In such instances, the Company applies the cost method of accounting. The Company's share of net income from investments in joint ventures and partnerships is generally included in "Net investment income."

Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, financial indices, or the value of securities or commodities. Derivative financial instruments used by the Company include swaps and futures, and may be exchange-traded or contracted in the over-the-counter market. Derivative positions are carried at fair value, generally by obtaining quoted market prices or through the use of pricing models. Values can be affected by changes in interest rates, foreign exchange rates, credit spreads, market volatility and liquidity. Values can also be affected by changes in estimates and assumptions used in pricing models.

Derivatives are used to manage the characteristics of the Company's asset/liability mix, and manage the interest rate and currency characteristics of assets or liabilities. Additionally, derivatives may be used to seek to reduce exposure to interest rate and foreign currency risks associated with assets held or expected to be purchased or sold, and liabilities incurred or expected to be incurred.

Derivatives are recorded as assets, within "Other long-term investments," or as liabilities, within "Other liabilities," in the Statement of Financial Position, except for embedded derivatives, which are recorded in the Statement of Financial Position with the associated host contract. As discussed in detail below, all realized and unrealized changes in fair value of derivatives, with the exception of the effective portion of cash flow hedges, are recorded in current earnings. Cash flows from these derivatives are reported in the operating or investing activities section in the Statements of Cash Flows.

The Company designates derivatives as either (1) a hedge of the fair value of a recognized asset or liability or unrecognized firm commitment ("fair value" hedge), (2) a hedge of a forecasted transaction or the variability of cash flows to be received or paid related to a recognized asset or liability ("cash flow" hedge), (3) a foreign currency fair value or cash flow hedge ("foreign currency" hedge), (4) a hedge of a net investment in a foreign operation, or
(5) a derivative entered into as an economic hedge that does not qualify for hedge accounting. During the years ended December 31, 2006, 2005 and 2004 none of the Company's derivatives qualified for hedge accounting treatment.

If a derivative does not qualify for hedge accounting, all changes in its fair value, including net receipts and payments, are included in "Realized investment (losses), net" without considering changes in the fair value of the economically associated assets or liabilities.

The Company is a party to financial instruments that contain derivative instruments that are "embedded" in the financial instruments. At inception, the Company assesses whether the economic characteristics of the embedded derivative are clearly and closely related to the economic characteristics of the remaining component of the financial instrument (i.e., the host contract) and whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. When it is determined that (1) the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and (2) a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is separated from the host contract, carried at fair value, and changes in its fair value are included in "Realized investment gains (losses), net." The Company has entered into reinsurance agreements to transfer the risk related to the embedded derivatives to affiliates. These reinsurance agreements are derivatives and have been accounted in the same manner as the embedded derivative.

Realized investment (losses), net are computed using the specific identification method. Adjustments to the costs of fixed maturities and equity securities for other than temporary impairments are included in "Realized investment (losses) gains, net." In evaluating whether a decline in value is other than temporary, the Company considers several factors including, but not limited to the following: (1) the extent (generally if greater than 20%) and the duration (generally if greater than six months) of the decline; (2) the reasons for the decline in value (credit event, interest related or market fluctuation); (3) the Company's ability and intent to hold the investment for a period of time to allow for a recovery of value; and (4) the financial condition of and near-term prospects of the issuer.

Cash and cash equivalents

Cash and cash equivalents include cash on hand, money market instruments, and other debt issues with a maturity of three months or less when purchased, other than cash equivalents that are included in "Trading account assets, at fair value".

Valuation of business acquired

As a result of purchase accounting, the Company reports a financial asset representing the valuation of business acquired ("VOBA"). VOBA represents the present value of future profits embedded in acquired insurance and annuity contracts. VOBA is determined by estimating the net present value of future cash flows from the contracts in force at the date of acquisition. Future positive cash flows generally include fees and other charges assessed to the contracts as long as they remain in force as well as fees collected upon surrender, if applicable, while future negative cash flows include costs to administer contracts and benefit payments. The Company amortizes VOBA over the effective life of the acquired contracts. VOBA is amortized in proportion to estimated gross profits arising from the contracts and anticipated future experience, which is evaluated regularly. The effect of changes in estimated gross profits on unamortized VOBA is reflected in "General, administrative and other expenses" in the period such estimates of expected future profits are revised.

Deferred policy acquisition costs

The costs that vary with and that are related primarily to the production of new insurance and annuity business are deferred to the extent such costs are deemed recoverable from future profits. Such costs include commissions, costs of policy issuance and underwriting, and variable expenses. DAC is subject to recoverability testing at the end of each accounting period. DAC, for applicable products, is adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in "Accumulated other comprehensive income (loss)."

Deferred acquisition costs are amortized over the expected life of the contracts (approximately 25 years) in proportion to estimated gross profits arising principally from investment results, mortality and expense margins, and surrender charges based on historical and anticipated future experience, which is updated periodically. The effect of changes to estimated gross profits on unamortized deferred acquisition costs is reflected in "General administrative and other expenses" in the period such estimated gross profits are revised. The deferred policy acquisition cost asset was assigned a fair value of zero, net of tax, as part of purchase accounting.

Securities sold under agreements to repurchase and securities lending transactions

Securities repurchase and resale agreements and securities borrowed and loaned transactions are used to earn spread income, to borrow funds, or to facilitate trading activity. Securities repurchase and resale agreements are generally short-term in nature, and therefore, the carrying amounts of these instruments approximate fair value. Securities repurchase and resale agreements are collateralized principally by U.S. government and government agency securities. Securities borrowed or loaned are collateralized principally by cash or U.S. government securities. For securities repurchase agreements and securities loaned transactions used to earn spread income, the cash received is typically invested in cash equivalents, short-term investments or fixed maturities.

Securities repurchase and resale agreements that satisfy certain criteria are treated as collateralized financing arrangements. These agreements are carried at the amounts at which the securities will be subsequently resold or reacquired, as specified in the respective agreements. For securities purchased under agreements to resell, the Company's policy is to take possession or control of the securities and to value the securities daily. Securities to be resold are the same, or substantially the same, as the securities received. For securities sold under agreements to repurchase, the market value of the securities to be repurchased is monitored, and additional collateral is obtained where appropriate, to protect against credit exposure. Securities to be repurchased are the same, or substantially the same as those sold. Income and expenses related to these transactions are reported as "Net investment income."

Securities borrowed and securities loaned transactions are treated as financing arrangements and are recorded at the amount of cash advanced or received. With respect to securities loaned transactions, the Company obtains collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. The Company monitors the market value of the securities borrowed and loaned on a daily basis with additional collateral obtained or provided as necessary. Substantially all of the Company's securities borrowed transactions are with brokers and dealers, commercial banks and institutional clients. Substantially all of the Company's securities loaned transactions are with large brokerage firms. Income and expenses associated with securities borrowing transactions are reported as "Net investment income." Income and expenses associated with securities loaned transactions used to earn spread income are reported as "Net investment income;" however, for securities loaned transactions used for funding purposes the associated rebate is reported as interest expense (included in "General, administrative and other expenses").

Separate account assets and liabilities

Separate account assets and liabilities are reported at fair value and represent segregated funds, which are invested for certain policyholders and other customers. "Separate account assets" are predominantly shares in American Skandia Trust co-managed by American Skandia Investment Services, Incorporated ("ASISI") and Prudential Investments LLC, which utilizes various fund managers as sub-advisors. The remaining assets are shares in other mutual funds, which are managed by independent investment firms. The contract holder has the option of directing funds to a wide variety of investment options, most of which invest in mutual funds. The investment risk on the variable portion of a contract is borne by the contract holder, except to the extent of any guarantees by the Company, which are not separate account liabilities. The assets of each account are legally segregated and are generally not subject to claims that arise out of any other business of the Company. The investment income and gains or losses for separate accounts accrue to the policyholders and are not included in the Statements of Operations and Comprehensive Income. Mortality, policy administration and surrender charges on the accounts are included in "Policy charges and fee income". Asset management fees calculated on account assets are included in "Asset management fees".

Deferred sales inducements

The Company provides sales inducements to contract holders, which primarily reflect an up-front bonus added to the contract holder's initial deposit for certain annuity contracts. These costs are deferred and recognized in "Deferred sales inducements". They are amortized using the same methodology and assumptions used to amortize DAC. The amortization expense is included as a component of "Interest credited to policyholders' account balances".

Other assets and other liabilities

"Other assets" consists primarily of accruals of fund manager income. "Other liabilities" consists primarily of accrued expenses, technical overdrafts and a liability to the participants of a deferred compensation plan.

"Other assets" also consists of state insurance licenses. Licenses to do business in all states have been capitalized and reflected at the purchase price of $4.0 million. Due to the adoption of SFAS No. 142 "Goodwill and Other Intangible Assets", the cost of the licenses is no longer being amortized but is subjected to an annual impairment test. As of December 31, 2006, the Company estimated the fair value of the state insurance licenses to be in excess of book value and, therefore, no impairment charge was required.

Future policy benefits

The Company's liability for future policy benefits is primarily comprised of the present value of estimated future payments to or on behalf of policyholders, where the timing and amount of payment depends on policyholder mortality, less the present value of future net premiums. Expected mortality is generally based on the Company's historical experience or standard industry tables. Interest rate assumptions are based on factors such as market conditions and expected investment returns. Although mortality and interest rate assumptions are "locked-in" upon the issuance of new insurance or annuity business with fixed and guaranteed terms, significant changes in experience or assumptions may require the Company to provide for expected future losses on a product by establishing premium deficiency reserves. The Company's liability for future policy benefits is also inclusive of liabilities for guarantee benefits related to certain nontraditional long-duration life and annuity contracts, which are discussed more fully in Note 6.

Policyholders' account balances

The Company's liability for policyholders' account balances represents the contract value that has accrued to the benefit of the policyholder as of the balance sheet date. This liability is generally equal to the accumulated account deposits, plus interest credited, less policyholder withdrawals and other charges assessed against the account balance. These policyholders' account balances also include provision for benefits under non-life contingent payout annuities.

Contingent liabilities

Amounts related to contingencies are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of the matter that are reasonably estimable and, if so, they are included in the accrual.

Insurance revenue and expense recognition

Revenues for variable deferred annuity contracts consist of charges against contract owner account values or separate accounts for mortality and expense risks, administration fees, surrender charges and an annual maintenance fee per contract. Revenues for mortality and expense risk charges and administration fees are recognized as assessed against the contract holder. Surrender charge revenue is recognized when the surrender charge is assessed against the contract holder at the time of surrender.

Benefit reserves for the variable investment options on annuity contracts represent the account value of the contracts and are included in "Separate account liabilities".

Revenues for variable immediate annuity and supplementary contracts with life contingencies consist of certain charges against contract owner account values including mortality and expense risks and administration fees. These charges and fees are recognized as revenue as assessed against the contract holder. Benefit reserves for variable immediate annuity contracts represent the account value of the contracts and are included in "Separate account liabilities".

Revenues for fixed immediate annuity and fixed supplementary contracts with and without life contingencies consist of net investment income. In addition, revenues for fixed immediate annuity contracts with life contingencies also consist of single premium payments recognized as annuity considerations when received. Benefit reserves for these contracts are based on applicable actuarial standards with assumed interest rates that vary by issue year. Reserves for contracts without life contingencies are included in "Policyholders' account balances" while reserves for contracts with life contingencies are included in "future policy benefits and other policyholder liabilities". Assumed interest rates ranged from 1.83% to 8.25% at December 31, 2006 and 2005.

Revenues for variable life insurance contracts consist of charges against contract owner account values or separate accounts for mortality and expense risk fees, administration fees, cost of insurance fees, taxes and surrender charges. Certain contracts also include charges against premium to pay state premium taxes. All of these charges are recognized as revenue when assessed against the contract holder. Benefit reserves for variable life insurance contracts represent the account value of the contracts and are included in "Separate account liabilities".

Certain individual annuity contracts provide the holder a guarantee that the benefit received upon death or annuitization will be no less than a minimum prescribed amount. These benefits are accounted for as insurance contracts and are discussed in further detail in Note 6. The Company also provides contracts with certain living benefits that are considered embedded derivatives. These contracts are discussed in further detail in Note 6.

Premiums, benefits and expenses are stated net of reinsurance ceded to other companies. Estimated reinsurance recoverables and the cost of reinsurance are recognized over the life of the reinsured policies using assumptions consistent with those used to account for the underlying policies.

Asset management fees

In accordance with an agreement with ASISI, the Company receives fee income calculated on contractholder separate account balances invested in the American Skandia Trust. In addition, the Company receives fees calculated on contractholder separate account balances invested in funds managed by companies other than ASISI. Asset management fees are recognized as income when earned. These revenues are recorded as "Asset management fees" in the Statements of Operations and Comprehensive Income.

Income taxes

Due to provisions in the Internal Revenue Code, the Company will not be eligible to join in the filing of the Prudential Financial federal income tax return until 2009. As a result, the Company will file a separate federal tax return through 2008. In addition, the Company will continue to file separate state income tax returns.

Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to reduce a deferred tax asset to the amount expected to be realized.

Future fees payable to ASI

In a series of transactions with ASI, the Company sold certain rights to receive a portion of future fees and contract charges expected to be realized on designated blocks of deferred annuity contracts. The proceeds from the sales have been recorded as a liability and are being amortized over the remaining surrender charge period of the designated contracts using the interest method.

Share-based Payments

The Company adopted Statement of Financial Accounting Standards ("SFAS")
No. 123(R), "Share-based Payment" on January 1, 2006, using the modified prospective application transition method prescribed by this standard. This standard requires that the cost resulting from all share-based payments be recognized in the financial statements and requires all entities to apply the fair value based measurement method in accounting for share-based payment transactions with employees except for equity instruments held by employee share ownership plans. The Company had previously adopted the fair value recognition provisions of SFAS No. 123, "Accounting for Stock-Based Compensation," as amended, prospectively for all new stock options granted to employees on or after January 1, 2003. Upon adoption of SFAS No. 123(R), there were no unvested stock options issued prior to January 1, 2003, and, therefore, the adoption of SFAS
No. 123(R) had no impact to the Company's financial condition or results of operations with respect to the unvested employee options.

New accounting pronouncements

In February 2007, the Financial Accounting Standards Board ("FASB") issued SFAS No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities," including an amendment of FASB Statement No. 115. This statement provides companies with an option to report selected financial assets and liabilities at fair value. This statement is effective for fiscal years beginning after November 15, 2007 with early adoption permitted. The Company is currently assessing the impact of SFAS No. 159 on its financial position and results of operations.

In September 2006, the staff of the SEC issued Staff Accounting Bulletin ("SAB") No. 108, "Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements." The interpretations in this SAB express the Staff's views regarding the process of quantifying financial statement misstatements. Specifically, the SEC Staff believes that registrants must quantify the impact on current period financial statements of correcting all misstatements, including both those occurring in the current period and the effect of reversing those that have accumulated from prior periods. The SAB should be applied beginning with the first fiscal year ending after November 15, 2006, with early adoption encouraged. Since the Company's method for quantifying financial statement misstatements already considers those occurring in the current period and the effect of reversing those that have accumulated from prior periods, the adoption of SAB No. 108 should have no effect to the financial position and results of operations of the Company.

In September 2006, the FASB issued SFAS No. 157, "Fair Value Measurements." This Statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and requires additional disclosures about fair value measurements. This Statement does not require any new fair value measurements, but the application of this Statement could change current practices in determining fair value. The Company plans to adopt this guidance effective January 1, 2008. The Company is currently assessing the impact of SFAS No. 157 on the Company's consolidated financial position and results of operations.

In July 2006, the FASB issued FASB Interpretation ("FIN") No. 48, "Accounting for Uncertainty in Income Taxes", an interpretation of FASB Statement No. 109. FIN No.48 prescribes a comprehensive model for how a company should recognize, measure, present, and disclose in its financial statements uncertain tax positions that a company has taken or expects to take on a tax return. This Interpretation is effective for fiscal years beginning after December 15, 2006. The Company has adopted FIN No. 48 on January 1, 2007. The Company's adoption of this guidance will not have a material effect on the Company's financial position and results of operations.

On February 16, 2006, the FASB issued SFAS No. 155, "Accounting for Certain Hybrid Instruments." SFAS No. 155 provides an election, on an instrument by instrument basis, to measure at fair value an entire hybrid financial instrument that contains an embedded derivative requiring bifurcation, rather than measuring only the embedded derivative on a fair value basis. This statement also removes an exception from the requirement to bifurcate an embedded derivative feature from a beneficial interest in securitized financial assets. The Company has used this exception for investments the Company has made in securitized financial assets in the normal course of operations, and thus has not previously had to consider whether such investments contain an embedded derivative. The new requirement to identify embedded derivatives in beneficial interest will be applied on a prospective basis only to beneficial interest acquired, issued, or subject to certain remeasurement conditions after the adoption date of the new guidance. The Company has adopted SFAS No. 155 effective January 1, 2007. The Company's adoption of this guidance will not have a material effect on the Company's financial position and results of operations.

In November 2005, the FASB issued FASB Staff Position ("FSP") FAS 115-1 and FAS 124-1, "The Meaning of Other-Than-Temporary Impairment and its Application to Certain Investments." This FSP provides impairment models for determining whether to record impairment losses associated with investments in certain equity and debt securities, primarily by referencing existing accounting guidance. It also requires income to be accrued on a level-yield basis following an impairment of debt securities, where reasonable estimates of the timing and amount of future cash flows can be made. The Company's current policy is generally to record income only as cash is received following an impairment of a debt security. The Company adopted this guidance on January 1, 2006, for other than temporary impairments recorded subsequent to December 31, 2005.

In September 2005, the Accounting Standards Executive Committee ("AcSEC") of the American Institute of Certified Public Accountants ("AICPA") issued Statement of Position ("SOP") 05-1, "Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection With Modifications or Exchanges of Insurance Contracts." SOP 05-1 provides guidance on accounting by insurance enterprises for deferred acquisition costs on internal replacements of insurance and investment contracts other than those specifically described in SFAS No. 97. The SOP defines an internal replacement as a modification in product benefits, features, rights, or coverages that occurs by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. This SOP is effective for internal replacements occurring in fiscal years beginning after December 15, 2006. The Company has adopted SOP 05-1 on January 1, 2007. The Company's adoption of this guidance will not have a material effect on the Company's financial position or results of operation.

In June 2004, the FASB issued FSP No. 97-1, "Situations in Which Paragraphs 17(b) and 20 of FASB Statement No. 97, Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments, Permit or Require Accrual of an Unearned Revenue Liability." FSP 97-1 clarifies the accounting for unearned revenue liabilities of certain universal-life type contracts under SOP 03-1. The Company's adoption of FSP 97-1 on July 1, 2004 did not change the accounting for unearned revenue liabilities and, therefore, had no impact on the Company's financial position or results of operations. In September 2004, the AICPA SOP 03-1 Implementation Task Force issued a Technical Practice Aid ("TPA") to clarify certain aspects of SOP 03-1. The implementation of this TPA during the third quarter of 2004 had no impact on the Company's financial position or results of operations.

In July 2003, the Accounting Standards Executive Committee ("AcSEC") of the American Institute of Certified Public Accountants ("AICPA") issued Statement of Position ("SOP") 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts". AcSEC issued the SOP 03-1 to address the need for interpretive guidance to be developed in three areas: separate account presentation and valuation; the accounting recognition given sales inducements (bonus interest, bonus credits, persistency bonuses); and the classification and valuation of certain long-duration contract liabilities.

The Company adopted SOP 3-01 effective January 1, 2004. The effect of initially adopting SOP 03-1 was a charge of $17.1 million, net of $9.4 million of taxes, which was reported as a "cumulative effect of accounting change, net of taxes" in the results of operations for year ended December 31, 2004. This charge reflects the net impact of converting certain individual market value adjusted annuity contracts from separate account accounting treatment to general account accounting treatment and the effect of establishing reserves for guaranteed minimum death benefit provisions of the Company's annuity contracts. The Company also recognized a cumulative effect of accounting change related to unrealized investment gains within "Other comprehensive income, net of taxes" of $3.4 million, net of $1.9 million of taxes. Upon adoption of SOP 3-01 $1.8 billion in "separate account assets" were reclassified resulting in a $1.7 billion increase in "fixed maturities, available for sale," as well as changes in other non-separate account assets. Similarly, upon adoption, $1.8 billion in "separate account liabilities" were reclassified resulting in increases in "policyholders' account balances," as well as changes in other non-separate account liabilities.

As of December 31, 2006, the death benefit coverage in force (representing the amount that we would have to pay if all annuitants had died on that date) was approximately $2.0 billion. The death benefit coverage in force represents the excess of the guaranteed benefit amount over the account value. The GMDB feature provides annuity contract holders with a guarantee that the benefit received at death will be no less than a prescribed minimum amount. This minimum amount is generally based on the net deposits paid into the contract and, for greater than 80% of the business in force as of December 31, 2006, this minimum guarantee is applicable only for the first ten contract years or until a specified attained age. To the extent that the GMDB is higher than the current account value at the time of death, the Company incurs a cost. This results in increased annuity policy benefits in periods of declining financial markets and in periods of stable financial markets following a decline. Effective January 1, 2004, the Company adopted SOP 03-1, which requires us to record such a liability based on application of an expected benefit ratio to "cumulative assessments" through the balance sheet date, and then subtracting "cumulative excess payments" from that date. The GMDB reserve as of December 31, 2006 amounted to $44.5 million. See Note 6 for further details.

In addition to establishing a liability associated with the GMDB feature, SOP 03-1 required a change in valuation and presentation of our liability associated with the market value adjustment ("MVA") feature contained in certain annuity contracts. The MVA feature requires the Company to pay to the contract holder upon surrender the accreted value of the fund as well as a MVA based on the crediting rates on the contract surrendered compared to crediting rates on newly issued contracts. The MVA may increase or decrease the amount due to the contract holder. At December 31, 2003, this liability was recorded at market value, which considered the effects of unrealized gains and losses in contract value resulting from changes in crediting rates. Upon adoption of SOP 03-1, the Company reclassified this liability from "Separate account liabilities" to "Policyholders' account balances" and reduced it by $117.1 million to reflect accreted value, which excludes the effect of unrealized gains and losses in contract value resulting from changes in crediting rates. However, in valuing the valuation of business acquired ("VOBA") established at the date of acquisition, we considered the effect of unrealized gains and losses in contract value associated with annuities containing the MVA feature on future cash flows. As a result, the reduction in the liability for the MVA feature resulted in a net decrease in VOBA of $128.9 million, and lower future amortization. See Note 6 for further details.

Reclassifications

Certain amounts in the prior years have been reclassified to conform to the current year presentation.

--------------------------------------------------------------------------------

3. INVESTMENTS

Fixed Maturities and Equity Securities:

The following tables provide additional information relating to fixed maturities and equity securities (excluding investments classified as trading) as of December 31:

                                                       2006
                                    -------------------------------------------
                                                 Gross      Gross
                                    Amortized  unrealized unrealized
                                      cost       gains      losses   Fair value
                                    ---------- ---------- ---------- ----------
                                                  (in thousands)
Fixed maturities available for sale
Bonds:

   U.S. Treasury securities and
     obligations of U.S.
     government corporations and
     agencies                       $   20,109  $   337     $   11   $   20,434

   Obligations of U.S. states, and
     their political subdivisions        1,973      419          1        2,392

   Foreign government bonds             10,821      836          0       11,656

   Mortgage-backed securities          156,327    2,242        143      158,426

   Public utilities                    114,662    1,656        574      115,744

   All other corporate bonds           857,443   12,083      3,825      865,701
                                    ----------  -------     ------   ----------
Total fixed maturities available
  for sale                          $1,161,335  $17,573     $4,554   $1,174,353
                                    ==========  =======     ======   ==========
Equity securities available for
  sale                              $   18,487  $     9     $  152   $   18,344
                                    ==========  =======     ======   ==========

                                                       2005
                                    -------------------------------------------
                                                 Gross      Gross
                                    Amortized  unrealized unrealized
                                      cost       gains      losses   Fair value
                                    ---------- ---------- ---------- ----------
                                                  (in thousands)
Fixed maturities available for sale
Bonds:
   U.S. Treasury securities and
     obligations of U.S.
     government corporations and
     agencies                       $   61,392  $   301    $    73   $   61,620

   Foreign government bonds             12,393      898         --       13,291

   States, municipalities and
     political subdivisions             90,728      282        299       90,711

   Mortgage-backed securities          189,286      111      2,771      186,626

   Public utilities                    146,037    1,228        983      146,282

   All other corporate bonds         1,059,941    8,166     12,068    1,056,039
                                    ----------  -------    -------   ----------
Total fixed maturities available
  for sale                          $1,559,777  $10,986    $16,194   $1,554,569
                                    ==========  =======    =======   ==========
Equity securities available for
  sale                              $   19,238  $     5    $   145   $   19,098
                                    ==========  =======    =======   ==========

The amortized cost and fair value of fixed maturities, by contractual maturities at December 31, 2006 is shown below:

                                                  Available for sale
                                                 ---------------------
                                                 Amortized
                                                   Cost     Fair value
                                                 ---------- ----------
                                                    (in thousands)
          Due in one year or less                $   49,438 $   49,429

          Due after one year through five years     412,516    416,025

          Due after five years through ten years    273,227    276,043

          Due after ten years                       269,827    274,430

          Mortgage-backed securities                156,327    158,426
                                                 ---------- ----------
          Total                                  $1,161,335 $1,174,353
                                                 ========== ==========

Actual maturities may differ from contractual maturities because issuers have the right to call or prepay obligations.

The following table depicts the sources of fixed maturity proceeds and related gross investment gains (losses), as well as losses on impairments of both fixed maturities and equity securities:

                                               2006        2005        2004
                                            ----------  ----------  ----------
                                                      (in thousands)
Fixed maturities, available for sale:
Proceeds from sales                         $3,573,598  $2,155,754  $2,529,073
Proceeds from maturities/repayments             20,350      49,472      51,052
Gross investment gains from sales,
  prepayments and maturities                     5,965       5,966       9,003
Gross investment losses from sales and
  maturities                                   (32,082)    (17,397)    (18,074)

Commercial Loans

The following table provides the breakdown of the gross carrying values of commercial loans by property type as of December 31:

                                                      2006    2005
                                                     ------- ------
                                                     (in thousands)
            Commercial loans by property type
            Office buildings                         $ 6,099 $   --
            Retail stores                              3,918     --
            Apartment complexes                       10,692     --
            Agricultural properties                    8,205  6,000
            Other                                     11,932     --
                                                     ------- ------
               Total Commercial Loans                $40,846 $6,000
                                                     ======= ======

The following table sets forth the breakdown of our commercial loan portfolio by contractual maturity as of December 31, 2006:

                                                          2006
                                                     --------------
                                                     (in thousands)
            Maturing in 2007                            $    --
            Maturing in 2008                                 --
            Maturing in 2009                                 --
            Maturing in 2010                                 --
            Maturing in 2011                             30,421
            Maturing in 2012                                 --
            Maturing in 2013                              5,510
            Maturing in 2014                                 --
            Maturing in 2015                                 --
            Maturing in 2016                              4,915
                                                        -------
               Total Commercial Loans                   $40,846
                                                        =======

Other Long-Term Investments

The following table provides information relating to other long-term investments as of December 31:

                                                               2006
                                                          --------------
                                                          (in thousands)
       Joint ventures and limited partnerships                $6,063
       Company's investment in Separate accounts                  --
       Derivatives                                                42
       Equity securities                                          --
                                                              ------
       Total other long-term investments                      $6,105
                                                              ======

Investment Income and Investment Gains and Losses

Net investment income arose from the following sources for 2006, 2005, and 2004:

                                          Year ended   Year ended   Year ended
                                         December 31, December 31, December 31,
                                             2006         2005         2004
                                         ------------ ------------ ------------
                                                     (in thousands)
Fixed maturities - available for sale      $82,976      $ 87,920     $89,930
Equity securities - available for sale       1,254           752         703
Policy loans                                   702           627         547
Short-term investments and cash
  equivalents                                9,937        10,495       4,903
Other                                        2,504         2,316          (3)
                                           -------      --------     -------
Gross investment income (loss)              97,373       102,110      96,080
                                           -------      --------     -------
   Less: investment expenses                (9,082)       (9,229)     (5,621)
                                           -------      --------     -------
Net investment income (loss)               $88,291      $ 92,881     $90,459
                                           =======      ========     =======

Realized investment (losses) gains, net including charges for other than temporary reductions in value, for year ended December 31, 2006, year ended December 31, 2005, and year ended December 31, 2004 were from the following sources:

                                          Year ended   Year ended   Year ended
                                         December 31, December 31, December 31,
                                             2006         2005         2004
                                         ------------ ------------ ------------
                                                     (in thousands)
Fixed maturities                           $(26,155)    $(11,431)    $ (9,071)
Equity securities - available for sale         (858)          --           --
Derivatives                                 (21,022)     (20,690)     (11,394)
                                           --------     --------     --------
Realized investment (losses) gains, net    $(48,035)    $(32,121)    $(20,465)
                                           ========     ========     ========

Net Unrealized Investment Gains (Losses)

Net unrealized investment gains (losses) on securities available for sale are included in the Statements of Financial Position as a component of "Accumulated other comprehensive (loss) income." Changes in these amounts include reclassification adjustments to exclude from "Other comprehensive (loss) income," those items that are included as part of "Net income" for a period that also had been part of "Other comprehensive (loss) income" in earlier periods. The amounts for the years ended December 31, net of tax, are as follows:

                                                                                        Deferred               Accumulated Other
                                                                                         Policy                  Comprehensive
                                                                                      Acquisition                Income (Loss)
                                                                            Net        Costs and    Deferred    Related To Net
                                                                         Unrealized   Valuation of Income Tax     Unrealized
                                                                       Gains (Losses)   Business   (Liability)    Investment
                                                                       on Investments   Acquired     Benefit    Gains (Losses)
                                                                       -------------- ------------ ----------- -----------------
Balance, December 31, 2003                                                $ (2,474)     $    --     $    875       $ (1,599)
Net investment gains (losses) on investments arising during the period      21,109                   (13,006)         8,103
Cumulative effect of change in accounting principle                          6,615       (1,319)          --          5,296
Reclassification adjustment for losses (gains) included in net income        9,071           --           --          9,071
Impact of net unrealized investment (gains) losses on deferred policy
  acquisition costs and valuation of business acquired                          --       (1,000)         819           (181)
                                                                          --------      -------     --------       --------
Balance, December 31, 2004                                                  34,321       (2,319)     (11,312)        20,690
Net investment gains (losses) on investments arising during the period     (51,100)          --           --        (51,100)
Reclassification adjustment for losses (gains) included in net income       11,431           --           --         11,431
Impact of net unrealized investment (gains) losses on deferred policy
  acquisition costs and valuation of business acquired                          --        3,221       12,886         16,107
                                                                          --------      -------     --------       --------
Balance, December 31, 2005                                                  (5,348)         902        1,574         (2,872)
Net investment gains (losses) on investments arising during the period      (8,789)          --                      (8,789)
Reclassification adjustment for losses (gains) included in net income       27,013           --                      27,013
Impact of net unrealized investment (gains) losses on deferred policy
  acquisition costs and valuation of business acquired                          --       (5,453)      (4,522)        (9,975)
                                                                          --------      -------     --------       --------
Balance, December 31, 2006                                                $ 12,876      $(4,551)    $ (2,948)      $  5,377
                                                                          ========      =======     ========       ========

The table below presents unrealized gains (losses) on investments by asset class at December 31,

                                                    2006     2005    2004
                                                  -------  -------  -------
                                                       (in thousands)
    Fixed maturities                              $13,018  $(5,208) $34,027
    Equity securities, available for sale            (142)    (140)     294
                                                  -------  -------  -------
    Unrealized gains (losses) on investments      $12,876  $(5,348) $34,321
                                                  =======  =======  =======

Duration of Gross Unrealized Loss Positions for Fixed Maturities and Equity Securities

The following table shows the fair value and gross unrealized losses aggregated by investment category and length of time that individual fixed maturities and equity securities have been in a continuous unrealized loss position, as of December 31, 2006 and 2005:

                                                             Less than twelve      Twelve months
                                                                  months              or more              Total
                                                            ------------------- ------------------- -------------------
                                                             Fair    Unrealized  Fair    Unrealized  Fair    Unrealized
                                                             Value     Losses    Value     Losses    Value     Losses
                                                            -------- ---------- -------- ---------- -------- ----------
                                                                                  (in thousands)
2006
U.S. Treasury securities and obligations of U.S. government
  corporations and agencies                                 $  3,784  $     4   $    637   $    7   $  4,421  $    11
State, municipalities and political subdivisions                  51        1         --       --         51        1
Corporate securities                                          90,891    1,013     96,146    3,387    187,037    4,400
Mortgage-backed securities                                        --       --      4,112      143      4,112      143
                                                            --------  -------   --------   ------   --------  -------
Total fixed maturities, available for sale                  $ 94,726  $ 1,018   $100,895   $3,537   $195,621  $ 4,555
                                                            ========  =======   ========   ======   ========  =======
Total equity securities, available for sale                 $  6,437  $     3   $ 11,898   $  149   $ 18,335  $   152
                                                            ========  =======   ========   ======   ========  =======

                                                             Less than twelve      Twelve months
                                                                  months              or more              Total
                                                            ------------------- ------------------- -------------------
                                                             Fair    Unrealized  Fair    Unrealized  Fair    Unrealized
                                                             Value     Losses    Value     Losses    Value     Losses
                                                            -------- ---------- -------- ---------- -------- ----------
                                                                                  (in thousands)
2005
U.S. Treasury securities and obligations of U.S. government
  corporations and agencies                                 $ 28,787  $    73   $     --   $   --   $ 28,787  $    73
State, municipalities and political subdivisions              27,353       29      8,866      270     36,219      299
Corporate securities                                         682,823    9,051     72,605    4,000    755,428   13,051
Mortgage-backed securities                                   163,451    2,665      3,894      106    167,345    2,771
                                                            --------  -------   --------   ------   --------  -------
Total fixed maturities                                      $902,414  $11,818   $ 85,365   $4,376   $987,779  $16,194
                                                            ========  =======   ========   ======   ========  =======
Total equity securities, available for sale                 $  6,682  $   145   $     --   $   --   $  6,682  $   145
                                                            ========  =======   ========   ======   ========  =======

As of December 31, 2006, unrealized gains (losses) on fixed maturities and equity securities was comprised of $4.7 million of gross unrealized losses and $17.6 million of gross unrealized gains. Gross unrealized losses includes $3.5 million of gross losses that have been in such a position for twelve months or greater. Writedowns for impairments, which were deemed to be other than temporary were $896 thousand.

As of December 31, 2005, unrealized gains (losses) on fixed maturities and equity securities was comprised of $16.3 million of gross unrealized losses and $11.1 million of gross unrealized gains. Gross unrealized losses includes $4.4 million of gross losses that have been in such a position for twelve months or greater. Writedowns for impairments, which were deemed to be other than temporary were $560 thousand.

Securities Pledged and Special Deposits

The Company pledges investment securities it owns to unaffiliated parties through securities sold under agreements to repurchase transactions. At December 31, 2006 there were no fixed maturities available for sale pledged to third parties. At December 31, 2005, the carrying value of fixed maturities available for sale pledged to third parties as reported in the Statements of Financial Position was $7.1 million.

Fixed maturities of $4.8 million and $4.6 million at December 31, 2006 and 2005, respectively, were on deposit with governmental authorities or trustees as required by certain insurance laws.

4. DEFERRED POLICY ACQUISITION COSTS

The balances of and changes in DAC as of and for the year ended December 31, 2006, year ended December 31, 2005, and year ended December 31, 2004, are as follows:

                                                    2006      2005      2004
                                                 ---------  --------  --------
Balance, beginning of year                       $ 528,899  $300,901  $122,572
Capitalization of commissions, sales and issue
  expenses                                         343,907   278,823   207,018
Amortization                                      (104,438)  (51,206)  (29,083)
Changes in unrealized investment gains and
  losses                                            (2,091)      381        --
Impact of adoption of SOP 03-1                          --        --       394
                                                 ---------  --------  --------
Balance, end of year                             $ 766,277  $528,899  $300,901
                                                 =========  ========  ========

5. VALUATION OF BUSINESS ACQUIRED

Details of VOBA and related interest and gross amortization for the year ended December 31, 2006, year ended December 31, 2005, and year ended December 31, 2004 is as follows (in thousands):

                                               2006      2005       2004
                                             --------  --------  ---------
    Balance, beginning of period             $196,023  $234,167  $ 402,169
    Amortization(1)                           (50,154)  (53,400)   (37,921)
    Interest(2)                                10,143    12,416     14,866
    Change in unrealized gains/losses          (3,362)    2,840     (1,000)
    Impact of adoption of SOP 03-1                 --        --   (130,211)
    Opening balance adjustments                    --        --    (13,736)
                                             --------  --------  ---------
    Balance, end of period                   $152,650  $196,023  $ 234,167
                                             ========  ========  =========
--------
(1)The average expected life of VOBA was approximately 10 years from the date of acquisition.
(2)The interest accrual rate was 5.96% for the VOBA related to the businesses acquired.

Certain contracts issued by the Company include a market value adjustment ("MVA") feature that requires the Company to pay to the contractholder upon surrender the accreted value of the fund as well as a market value adjustment based on the crediting rates on the contract surrendered compared to crediting rates on newly issued contracts or index rate at time of surrender, if applicable. As of December 31, 2003, this liability was reflected at market value, which considers the effects of unrealized gains and losses in contract value resulting from changes in crediting rates. Upon the adoption of SOP 03-1 on January 1, 2004, the Company changed its accounting for these contracts as described previously under "New Accounting Pronouncements." The Company's net VOBA balance decreased $130 million upon the adoption of SOP 03-1, primarily due to the change in the liability for the MVA feature since the expected cash flows on this business in force at the time of acquisition that corresponded to obligations covered by SOP 03-1 were considered in establishing the initial VOBA.

Estimated future net amortization of VOBA as of December 31, 2006 is as follows (in thousands):

               2007                                     $ 33,920
               2008                                       26,528
               2009                                       20,404
               2010                                       15,123
               2011                                       11,714
               2012 and thereafter                        44,961
                                                        --------
                  Total                                 $152,650
                                                        ========

6. CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS

The Company issues traditional variable annuity contracts through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder. The Company also issues variable annuity contracts with separate account options where the Company contractually guarantees to the contract holder a return of no less than (1) total deposits made to the contract less any partial withdrawals,
(2) total deposits made to the contract less any partial withdrawals plus a minimum return ("minimum return"), or (3) the highest contract value on a specified date minus any withdrawals ("contract value"). These guarantees include benefits that are payable in the event of death, annuitization or at specified dates during the accumulation period including income and withdrawal benefits payable during specified periods.

The Company also issues annuity contracts with market value adjusted investment options ("MVAs"), which provide for a return of principal plus a fixed rate of return if held to maturity, or, alternatively, a "market adjusted value" if surrendered prior to maturity. The market value adjustment may result in a gain or loss to the Company, depending on crediting rates or an indexed rate at surrender, as applicable.

The assets supporting the variable portion of both traditional variable annuities and certain variable contracts with guarantees are carried at fair value and reported as "Separate account assets" with an equivalent amount reported as "Separate account liabilities." Amounts assessed against the contract holders for mortality, administration, and other services are included within revenue in "Policy charges and fee income" and changes in liabilities for minimum guarantees are generally included in "Policyholders' benefits".

In 2006 there were no gains or losses on transfers of assets from the general account to a separate account.

For those guarantees of benefits that are payable in the event of death, the net amount at risk is generally defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date. For guarantees of benefits that are payable at annuitization, the net amount at risk is generally defined as the present value of the minimum guaranteed annuity payments available to the contract holder determined in accordance with the terms of the contract in excess of the current account balance. For guarantees of accumulation balances, the net amount at risk is generally defined as the guaranteed minimum accumulation balance minus the current account balance. The Company's contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed may not be mutually exclusive. As of December 31, 2006 and 2005, the Company had the following guarantees associated with its contracts, by product and guarantee type:

                                                           December 31, 2006            December 31, 2005
                                                      --------------------------- ------------------------------
                                                                         At                             At
                                                                   Annuitization/                 Annuitization/
                                                      In the Event  Accumulation  In the Event of  Accumulation
                                                        of Death        (1)            Death           (1)
                                                      ------------ -------------- --------------- --------------
                                                                            (in millions)
Variable Annuity Contracts

Return of Net Deposits
Account value                                         $  29,966.2           N/A     $  25,582.1            N/A
Net amount at risk                                    $   1,487.6           N/A     $   1,970.0            N/A
Average attained age of contractholders                60.4 years           N/A      60.1 years            N/A

Anniversary contract value or minimum return
Account value                                         $   6,134.5   $  16,783.0     $   4,881.9    $  10,733.0
Net amount at risk                                    $     502.6   $       3.2     $     602.0    $       3.5
Average attained age of contractholders                62.2 years    58.7 years      62.1 years     58.3 years
Average period remaining until expected annuitization         N/A     5.6 years             N/A      6.4 years

--------
(1) Includes income and withdrawal benefits described herein

                                         December 31, 2006   December 31, 2005
                                        ------------------- -------------------
                                        Unadjusted Adjusted Unadjusted Adjusted
                                          Value     Value     Value     Value
                                        ---------- -------- ---------- --------
Market value adjusted annuities
Account value                             $863.8    $871.8   $1,105.2  $1,115.0

Account balances of variable annuity contracts with guarantees were invested in separate account investment options as follows:

                                            December 31, 2006 December 31, 2005
                                            ----------------- -----------------
                                              (in millions)     (in millions)
Equity funds                                    $18,154.9         $19,223.3

Bond funds                                        4,470.5           5,058.3

Balanced funds                                    8,733.5           1,253.2

Money market funds                                1,630.5           1,642.2

Specialty funds                                   2,247.5           2,181.8
                                                ---------         ---------

   Total                                        $35,236.9         $29,358.8
                                                =========         =========

In addition to the above mentioned amounts invested in separate account investment options, $863.8 million and $1,105.2 million of account balances of variable annuity contracts with guarantees, inclusive of contracts with MVA features, were invested in general account investment options as of December 31, 2006 and 2005, respectively.

Liabilities For Guarantee Benefits

The table below summarizes the changes in general account liabilities for guarantees on variable contracts. The liabilities for GMDB and guaranteed minimum income benefits ("GMIB") are included in "Future policy benefits" and the related changes in the liabilities are included in "Policyholders' benefits." Guaranteed minimum withdrawal benefits ("GMWB"), guaranteed minimum income and withdrawals benefits ("GMIWB"), and guaranteed return option ("GRO") features are considered to be derivatives under SFAS No. 133, and changes in the fair value of the derivative are recognized through "Realized investment gains (losses), net." At December 31, 2006 and 2005, the liabilities recorded related to these derivatives were reinsured entirely to an affiliate. See Note 7 and Note 12 for further details.

                                                    GMWB/
                                             GMDB    GRO    GMIWB  GMIB Totals
                                            ------  -----  ------  ---- ------
                                                       (in millions)
Balance as of January 1, 2004               $  8.6  $  --      --  $ -- $  8.6
                                            ------  -----  ------  ---- ------
   Incurred guarantee benefits (1)            62.5     --      --   0.7   63.2
   Paid guarantee benefits                   (44.7)    --      --    --  (44.7)
                                            ------  -----  ------  ---- ------
Balance as of December 31, 2004               26.4     --      --   0.7   27.1
                                            ------  -----  ------  ---- ------
   Incurred guarantee benefits (1)            35.5    2.5    (3.0)  1.7   36.7
   Paid guarantee benefits                   (35.8)    --      --    --  (35.8)
                                            ------  -----  ------  ---- ------
Balance as of December 31, 2005               26.1    2.5    (3.0)  2.4   28.0
                                            ------  -----  ------  ---- ------
   Incurred guarantee benefits (1)            49.5   (3.6)  (29.0)  1.9   18.8
   Paid guarantee benefits                   (31.1)    --      --    --  (31.1)
                                            ------  -----  ------  ---- ------
Balance as of December 31, 2006             $ 44.5  $(1.1) $(32.0) $4.3 $ 15.7
                                            ======  =====  ======  ==== ======
--------
(1) Incurred guarantee benefits include the portion of assessments established as additions to reserve as well as changes in estimate effecting the reserves. Also includes changes in the fair value of features considered to be derivatives.

The GMDB liability is determined each period end by estimating the accumulated value of a portion of the total assessments to date less the accumulated value of the death benefits in excess of the account balance. The portion of assessments used is chosen such that, at issue or at the acquisition date for contracts in-force at the time of the acquisition, the present value of expected death benefits in excess of the projected account balance and the portion of the present value of total expected assessments over the lifetime of the contracts are equal. The GMIB liability was determined at December 31, 2006 and 2005 by estimating the accumulated value of a portion of the total assessments to date less the accumulated value of the projected income benefits in excess of the account balance. The Company regularly evaluates the estimates used and adjusts the GMDB and GMIB liability balances, with a related charge or credit to earnings, if actual experience or other evidence suggests that earlier assumptions should be revised.

The present value of death benefits in excess of the projected account balance and the present value of total expected assessments for GMDB's were determined over a reasonable range of stochastically generated scenarios. For variable annuities, 5,000 scenarios were stochastically generated and, from these, 200 scenarios were selected using a sampling technique.

The GRO features predominantly provide for a guaranteed return of initial account value over a contractually defined period equal to seven years. One other variation of the GRO feature has an additional optional benefit that will provide for a base guarantee of account value seven years after the benefit is effective and every anniversary date thereafter and, if elected, an enhanced guarantee equal to the account value seven years after the effective date of any "step-up" and every anniversary date thereafter. All guaranteed amounts include any additional purchase payments and credits less withdrawals. Significant or prolonged declines in the value of any variable investment options a customer may choose as part of their GRO benefit may result in all or a substantial portion of their account values being allocated to fixed investment allocations, in conjunction with the Company's automatic rebalancing program associated with this feature.

The GMWB feature guarantees the contractholder's ability to withdraw amounts equal to an initial principal value (the "GMWB Protected Value"), regardless of the impact of market performance on the contractholder's account value. The GMWB Protected Value is determined as of the date that the contractholder makes his/her first withdrawal under the annuity following election of GMWB. The initial GMWB Protected Value is equal to the greater of
(a) the account value on the date that GMWB is elected, plus any additional purchase payments (and credits, for bonus annuities) before the date of the first withdrawal or (b) the account value of as the date of the first withdrawal. The contractholder also has the option, after a specified period of time, to reset the GMWB Protected Value to the then-current account value, if greater.

The GMIWB features predominantly present a benefit that provides a contractholder with two optional methods to receive guaranteed minimum payments over time--a "withdrawal" option and an "income" option. The withdrawal option guarantees that, upon the election of such benefit, a contractholder can withdraw an amount each year until the cumulative withdrawals reach a total guaranteed balance. The guaranteed remaining balance is generally equal to the protected value under the contract, which is initially established as the greater of: (1) the account value on the date of first withdrawal;
(2) cumulative premiums when withdrawals commence, less cumulative withdrawals plus a minimum return; or (3) the highest contract value on a specified date minus any withdrawals. The income option guarantees that a contractholder can, upon the election of this benefit, withdraw a lesser amount based on the total guaranteed balance each year for the annuitant's life. The withdrawal or income benefit can be elected by the contractholder upon issuance of an appropriate deferred variable annuity contract or at any time following contract issue prior to annuitization. The Company has several variations of this GMIWB that vary, among other things, with regard to how the Protected Withdrawal Value is calculated and how the customer may make withdrawals.

Sales Inducements

The Company defers sales inducements and amortizes them over the life of the policy using the same methodology and assumptions used to amortize deferred policy acquisition costs. These deferred sales inducements are included in "Deferred Sales Inducements" in the Company's Statements of Financial Position. The Company offers a bonus whereby the policyholder's initial account balance is increased by an amount equal to a specified percentage of the customer's initial deposit. Changes in deferred sales inducements are as follows:

                                                      Sales Inducements
                                                      -----------------
                                                        (in millions)
        Balance as of January 1, 2004                      $ 70.3
           Capitalization                                    84.1
           Amortization                                     (10.0)
                                                           ------
        Balance as of December 31, 2004                     144.4
                                                           ------
           Capitalization                                    99.6
           Amortization                                     (16.6)
                                                           ------
        Balance as of December 31, 2005                     227.4
                                                           ------
           Capitalization                                   167.0
           Amortization                                     (34.6)
                                                           ------
        Balance as of December 31, 2006                    $359.8
                                                           ======

7. REINSURANCE

The Company cedes insurance to other insurers in order to fund the cash strain generated from commission costs on current sales and to limit its risk exposure. The Company utilizes both affiliated and unaffiliated reinsurance arrangements. On its unaffiliated arrangements, the Company uses primarily modified coinsurance reinsurance arrangements whereby the reinsurer shares in the experience of a specified book of business. These reinsurance transactions result in the Company receiving from the reinsurer an upfront ceding commission on the book of business ceded in exchange for the reinsurer receiving in the future, a percentage of the future fees generated from that book of business. Such transfer does not relieve the Company of its primary liability and, as such, failure of reinsurers to honor their obligation could result in losses to the Company. The Company reduces this risk by evaluating the financial condition and credit worthiness of reinsurers.

On its affiliated arrangements, the Company uses automatic coinsurance reinsurance arrangements. These agreements cover all significant risks under features of the policies reinsured. The Company is not relieved of its primary obligation to the policyholder as a result of these reinsurance transactions. These affiliated agreements include the reinsurance of the Company's GMWB, GMIWB, and GRO features. These features are considered to be derivatives under SFAS No. 133, and changes in the fair value of the derivative are recognized through "Realized investment gains (losses), net." Please see Note 13 for further details around the affiliated reinsurance agreements.

   The effect of reinsurance for the year ended December 31, 2006, year ended December 31, 2005, and year ended December 31, 2004, was as follows (in thousands):

                                              Unaffiliated Affiliated
                                      Gross      Ceded       Ceded       Net
                                    --------  ------------ ---------- --------
2006
Policy charges and fee income       $586,985    $(25,690)   $     --  $561,295
Realized investment (losses)
  gains, net                        $ 31,053    $     --    $(79,088) $(48,035)
Policyholders' benefits             $101,748    $   (381)   $     --  $101,367
General, administrative and other
  expenses                          $435,721    $ (5,450)   $    (27) $430,244

2005
Policy charges and fee income       $484,645    $(28,970)   $     --  $455,675

Realized investment (losses)
  gains, net                        $ (8,326)   $     --    $(23,795) $(32,121)
Policyholders' benefits             $ 67,244    $ (4,271)   $     --  $ 62,973
General, administrative and other
  expenses                          $336,856    $ (6,211)   $     --  $330,645

2004
Policy charges and fee income       $400,809    $(30,220)   $     --  $370,589
Realized investment (losses)
  gains, net                        $ (7,500)   $     --    $(12,965) $(20,465)
Policyholders' benefits             $ 86,948    $     --    $     --  $ 86,948
General, administrative and other
  expenses                          $268,318    $ (3,804)   $     --  $264,514

8. INCOME TAXES

The components of income tax expense (benefit) for the year ended December 31, 2005, year ended December 31, 2004, eight months ended December 31, 2003, and four months ended April 30, 2003 are as follows:

                                                     2006   2005    2004
                                                    ------ ------- -------
      Current tax (benefit) expense:
      U.S. and foreign                              $   67 $    51 $ 3,936
      State and local                                   --      --     135
      Total                                             67      51   4,071

      Deferred tax expense (benefit):
      U.S. and foreign                               5,759  45,202  31,595
      State and local                                  389     789   1,353
      Total                                          6,148  45,991  32,948

      Total income tax expense (benefit)            $6,215 $46,042 $37,019

The income tax expense (benefit) for the years ended December 31, 2006, December 31, 2005, and December 31, 2004, differs from the amount computed by applying the expected federal income tax rate of 35% to income from operations before income taxes for the following reasons:

                                                2006      2005      2004
                                              --------  --------  --------
                                                     (in thousands)
     Expected federal income tax expense
       (benefit)                              $ 70,676  $ 71,563  $ 50,400
        Dividends received deduction           (55,567)  (21,848)  (14,052)
        Tax credits                             (9,464)   (4,841)       --
        State income taxes, net of federal
          benefit                                  253       513       435
        Other                                      317       655       236
                                              --------  --------  --------
        Total income tax expense (benefit)    $  6,215  $ 46,042  $ 37,019
                                              --------  --------  --------

Deferred tax assets and liabilities at December 31, resulted from the items listed in the following table:

                                                         2006       2005
                                                      ---------  ---------
                                                         (in thousands)
     Deferred tax assets
        Insurance reserves                            $ 334,909  $ 303,736
        Income taxed in advance                          15,734     34,410
        Compensation reserves                            13,341     11,954
        Net operating loss carryforwards                114,334     92,142
        Tax credit carryforwards                         22,007      7,448
        Net unrealized losses on securities                  --      1,889
        Other                                            33,260     25,731
                                                      ---------  ---------
        Deferred tax assets                             533,585    477,310
                                                      ---------  ---------
     Deferred tax liabilities
        VOBA and deferred acquisition cost             (311,540)  (247,383)
        Net unrealized gains on fixed maturity
          securities                                     (4,558)        --
        Other                                              (581)    (2,351)
                                                      ---------  ---------
        Deferred tax liabilities                       (316,679)  (249,734)
                                                      ---------  ---------
     Net deferred tax asset/(liability)               $ 216,906  $ 227,576
                                                      ---------  ---------

The Company's federal and state net operating loss carryforwards, totaling approximately $323 million, will expire if not used, between 2009 and 2021. The company's tax credit carryforwards, totaling approximately $22 million, will expire if not used, between 2014 and 2016.

Management believes that based on its historical pattern of taxable income, the Company will produce sufficient income in the future to realize its deferred tax assets. It is intended that the Company will join in the federal income tax return of Prudential Financial once it becomes an eligible company. A valuation allowance would be recorded in the event of a change in management's assessment of the amount of the deferred tax asset that is realizable.

The amount of income taxes paid by the Company is subject to ongoing audits in various jurisdictions. We reserve for our best estimate of potential payments/settlements to be made to the Internal Revenue Service (the "Service") and other taxing jurisdictions for audits ongoing or not yet commenced. In 2006, the Service completed all fieldwork with regards to its examination of the Company's federal income tax returns for tax years 2002-2003. The Company anticipates the final report being submitted to the Joint Committee on Taxation for their review during the first quarter of 2007. The statute of limitations for the 2002-2003 tax year expires in 2008. In addition, in January 2007, the Service began an examination of tax years 2004 through 2006.

The Company's liability for income taxes includes management's best estimate of potential payments and settlements for audit periods still subject to review by the Service or other taxing jurisdictions. Audit periods remain open for review until the statute of limitations has passed. The completion of review or the expiration of the statute of limitations for a given audit period could result in an adjustment to our liability for income taxes. Any such adjustment could be material to our results of operations for any given quarterly or annual period based, in part, upon the results of operations for the given period.

For tax year 2007, the Company has chosen to participate in the Service's new Compliance Assurance Program (the "CAP"). Under CAP, the Service assigns an examination team to review completed transactions contemporaneously during the 2007 tax year in order to reach agreement with the Company on how they should be reported in the tax return. If disagreements arise, accelerated resolutions programs are available to resolve the disagreements in a timely manner before the tax return is filed. It is management's expectation this new program will significantly shorten the time period between when the Company files its federal income tax return and the Service completes its examination of the return.

9. STATUTORY NET INCOME AND SURPLUS AND DIVIDEND RESTRICTIONS

The Company is required to prepare statutory financial statements in accordance with accounting practices prescribed or permitted by the State of Connecticut Insurance Department. Prescribed statutory accounting practices include publications of the NAIC, as well as state laws, regulations and general administrative rules. Statutory accounting practices primarily differ from U.S. GAAP by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions and valuing investments, deferred taxes, and certain assets on a different basis.

Statutory net income (loss) of the Company amounted to $110.2 million, $(31.4) million, and $101.1 million, for the years ended December 31, 2006, 2005, and 2004, respectively. Statutory surplus of the Company amounted to $327.2 million and $367.3 million at December 31, 2006 and 2005, respectively.

Without prior approval of its domiciliary commissioner, dividends to shareholders are limited by the laws of the Company's state of incorporation, Connecticut. The State of Connecticut restricts dividend payments to the greater of 10% of the prior year's surplus or net gain from operations from the prior year. Net gain from operations is defined as income after taxes but prior to realized capital gains, as reported on the Summary of Operations. Based on 2006 earnings, there is capacity to pay a dividend of $112.2 million without prior approval in 2007.

10.FAIR VALUE OF FINANCIAL INSTRUMENTS

The fair values presented below have been determined using available market information and by applying valuation methodologies. Considerable judgment is applied in interpreting data to develop the estimates of fair value. These fair values may not be realized in a current market exchange. The use of different market assumptions and/or estimation methodologies could have a material effect on the fair values. The methods and assumptions discussed below were used in calculating the fair values of the instruments.

Fixed maturities and Equity securities

The fair values of public fixed maturity securities are based on quoted market prices or estimates from independent pricing services. However, for investments in private placement fixed maturity securities, this information is not available. For these private investments, the fair value is determined typically by using a discounted cash flow model, which considers current market credit spreads for publicly traded issues with similar terms by companies of comparable credit quality, and an additional spread component for the reduced liquidity associated with private placements. This additional spread component is determined based on surveys of various third party financial institutions. Historically, changes in estimated future cash flows or the assessment of an issuer's credit quality have been the more significant factors in determining fair values.

Commercial Loans

The fair value of commercial loans, other than those held by the Company's commercial mortgage operations, is primarily based upon the present value of the expected future cash flows discounted at the appropriate U.S. Treasury rate, and adjusted for the current market spread for similar quality loans.

The fair value of commercial loans held by the Company's commercial mortgage operations is based upon various factors, including the terms of the loans, the intended exit strategy for the loans based upon either a securitization pricing model or commitments from investors, prevailing interest rates, and credit risk.

The following table discloses the carrying amounts and estimated fair values of the Company's financial instruments at December 31:

                                    2006                       2005
                         -------------------------- --------------------------
                                        Estimated                  Estimated
                         Carrying value fair value  Carrying value fair value
                         -------------- ----------- -------------- -----------
                                            (in thousands)
Financial assets:
   Fixed maturities       $ 1,174,353   $ 1,174,353  $ 1,554,569   $ 1,554,569
   Trading securities          18,144        18,144       30,778        30,778
   Equity securities           18,344        18,344       19,098        19,098
   Commercial Loans            40,846        41,104        6,000         6,037
   Policy loans                12,638        12,638       11,779        11,779
   Short-term
     investments               60,872        60,872      209,691       209,691
   Cash and cash
     equivalents                  664           664        3,507         3,507
   Separate account
     assets                35,608,409    35,608,409   29,786,393    29,786,393

Financial liabilities:
   Securities sold
     under agreements
     to repurchase                 --            --        7,147         7,147
   Short-term borrowing       159,546       159,546      208,584       208,584
   Long-term borrowing        405,000       405,000      135,000       135,000
   Separate account
     liabilities           35,608,409    35,608,409   29,786,393    29,786,393

11.CONTINGENT LIABILITIES AND LITIGATION

Contingent Liabilities

On an ongoing basis, our internal supervisory and control functions review the quality of our sales, marketing, administration and servicing, and other customer interface procedures and practices and may recommend modifications or enhancements. From time to time, this review process results in the discovery of administration, servicing or other errors, including errors relating to the timing or amount of payments or contract values due to customers. In these cases, we may offer customers appropriate remediation and may incur charges and expenses, including the costs of such remediation, administrative costs and regulatory fines.

Litigation and Regulatory Matters

We are subject to legal and regulatory actions in the ordinary course of our business, including class action lawsuits. Our pending legal and regulatory actions include proceedings specific to the Company and proceedings generally applicable to business practices in the industry in which we operate. We are subject to class action lawsuits and other litigation alleging, among other things, that we made improper or inadequate disclosures in connection with the sale of annuity products or charged excessive or impermissible fees on these products, recommended unsuitable products to customers, mishandled customer accounts or breached fiduciary duties to customers. We are also subject to litigation arising out of our general business activities, such as our investments, contracts, leases and labor and employment relationships, including claims of discrimination and harassment, and could be exposed to claims or litigation concerning certain business or process patents. In some of our pending legal and regulatory actions, parties are seeking large and/or indeterminate amounts, including punitive or exemplary damages. Finally, we are periodically subject to examinations and audits by federal and state regulators, and also on occasion receive and address complaints from customers. The following is a summary of certain pending proceedings.

The Company commenced a remediation program to correct errors in the administration of approximately 11,000 annuity contracts issued by the Company. The owners of these contracts did not receive notification that the contracts were approaching or past their designated annuitization date or default annuitization date (both dates referred to as the "contractual annuity date") and the contracts were not annuitized at their contractual annuity dates. Some of these contracts also were affected by data integrity errors resulting in incorrect contractual annuity dates. The lack of notice and the data integrity errors, as reflected on the annuities administrative system, all occurred before the Acquisition. The remediation and administrative costs of the remediation program are subject to the indemnification provisions of the Acquisition agreement.

Commencing in 2003, the Company received formal requests for information from the SEC and the New York Attorney General ("NYAG") relating to market timing in variable annuities by the Company and certain affiliated companies. In connection with these investigations, with the approval of Skandia, an offer was made by the Company to the authorities investigating its companies, the SEC and NYAG to settle these matters by paying restitution and a civil penalty of $95 million in the aggregate. While not assured, the Company believes these discussions are likely to lead to settlements with these authorities. Any regulatory settlement involving the Company and certain affiliates would be subject to the indemnification provisions of the Acquisition agreement. If achieved, settlement of the matters relating to the Company and certain affiliates also could involve continuing monitoring, changes to and/or supervision of business practices, findings that may adversely affect existing or cause additional litigation, adverse publicity and other adverse impacts to the Company's businesses.

During the third quarter of 2004, the Company identified a system-generated calculation error in its annuity contract administration system that existed prior to the Acquisition. This error related to the calculation of amounts due to customers for certain transactions subject to a market value adjustment upon the surrender or transfer of monies out of their annuity contract's fixed allocation options. The error resulted in an underpayment to policyholders, as well as additional anticipated costs to the Company associated with remediation, breakage and other costs Recently, the Company retained a consultant to assist it with the systems modifications needed to implement the remediation plan currently in place. The Company has advised Skandia that a portion of the remediation and related administrative costs are subject to the indemnification provisions of the Acquisition agreement.

The Company's litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, the outcomes cannot be predicted. It is possible that the results of operations or the cash flow of the Company in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. Management believes, however, that the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, should not have a material adverse effect on the Company's financial position.

It should be noted that the judgments, settlements and expenses associated with many of these lawsuits, administrative and regulatory matters, and contingencies, including certain claims described above, may, in whole or in part, after satisfaction of certain retention requirements, fall within Skandia's indemnification obligations to Prudential Financial and its subsidiaries under the terms of the Acquisition. Those obligations of Skandia provide for indemnification of certain judgments, settlements, and costs and expenses associated with lawsuits and other claims against the Company ("matters"), and apply only to matters, or groups of related matters, for which the costs and expenses exceed $25,000 individually. Additionally, those obligations only apply to such otherwise indemnifiable losses that exceed $10 million in the aggregate, subject to reduction for insurance proceeds, certain accruals and any realized tax benefit applicable to such amounts, and those obligations do not apply to the extent that such aggregate exceeds $1 billion. We are in discussions with Skandia regarding the satisfaction of the $10 million deductible.

12.RELATED PARTY TRANSACTIONS

In addition to the following related party transactions, the Company has extensive transactions and relationships with ASI and other affiliates. It is possible that the terms of these transactions are not the same as those that would result from transactions among wholly unrelated parties.

Affiliated Asset Management Fee Income

In accordance with an agreement with ASISI, the Company receives fee income calculated on contractholder separate account balances invested in the American Skandia Trust. Income received from ASISI related to this agreement was $121.9 million, $82.3 million, and $72.0 million, for the year ended December 31 2006, year ended December 31, 2005, and year ended December 31, 2004, respectively. These revenues are recorded as "Asset management fees" in the Statements of Operations and Comprehensive Income.

Cost Allocation Agreements with Affiliates

Certain operating costs (including rental of office space, furniture, and equipment) have been charged to the Company at cost by American Skandia Information Services and Technology Corporation ("ASIST"), an affiliated company. ASLAC signed a written service agreement with ASIST for these services executed and approved by the Connecticut Insurance Department in 1995. This agreement automatically continues in effect from year to year and may be terminated by either party upon 30 days written notice.

Allocated lease expense was $6.5 million, $8.6 million, and $9.1 million, for the year ended December 31, 2006, year ended December 31, 2005, and year ended December 31, 2004, respectively. Allocated sub-lease rental income, recorded as a reduction to lease expense, was $3.1 million, $2.5 million, and $2.3 million, for the year ended December 31, 2006, year ended December 31, 2005, and year ended December 31, 2004, respectively. Assuming that the written service agreement between ASLAC and ASIST continues indefinitely, ASLAC's allocated future minimum lease payments and sub-lease receipts per year and in aggregate as of December 31, 2006 are as follows (in thousands):

                                                Lease  Sub-Lease
                                               ------- ---------
                2007                           $ 8,307  $ 3,204
                2008                             8,307    2,818
                2009                             8,269    2,796
                2010                             8,079    2,415
                2011                             8,079    2,329
                2012 and thereafter             18,530    2,068
                                               -------  -------
                Total                          $59,571  $15,630
                                               =======  =======

Beginning in 1999, the Company was reimbursed by its affiliate American Skandia Marketing, Incorporated ("ASM") for certain distribution related costs associated with the sales of variable annuities from revenues ASM receives under a 12b-1 plan of AST. Under this agreement, the expenses reimbursed were $4.3 million for the year ended December 31, 2004. This agreement was terminated at the end of 2004.

The Company and ASM have a written Service Agreement, approved by the Connecticut Insurance Department on September 13, 1996, whereby ASM pays, on behalf of the Company, information consulting fees payable in connection with the sale of the Company's insurance products. The Company reimburses ASM for ASM's payment of such fees on the Company's behalf. The Company paid ASM $32.8 million during the twelve months ended December 31, 2004. Beginning in 2005, information consulting fees are paid directly by the Company.

The Company pays commissions and certain other fees to ASM in consideration for ASM's marketing and underwriting of the Company's products, which commissions and fees are paid by ASM to unaffiliated broker-dealers who sell the Company's products. Commissions and fees paid by the Company to ASM during the year ended December 31, 2006, year ended December 31, 2005, and year ended December 31, 2004 were $384.4 million, $312.3 million, and $222.0 million, respectively.

Reinsurance Agreements

Effective November 20, 2006, the Company entered into a coinsurance agreement with Pruco Reinsurance, Ltd. ("Pruco Re") providing for the 100% reinsurance of its Highest Daily Lifetime Five benefit ("HDLT5") feature sold on its annuities. Fees ceded on this agreement, included in "Realized investments (losses) gains, net" on the financial statements, were $42 thousand as of December 31, 2006.

Effective March 20, 2006, the Company entered into a new coinsurance agreement with Pruco Re providing for the 100% reinsurance of its Spousal Lifetime Five benefit ("SLT5") feature. Fees ceded on this agreement, included in "Realized investments (losses) gains, net" on the financial statements, were $2.0 million as of December 31, 2006.

During 2005, the Company entered into reinsurance agreements with affiliates as part of its risk management and capital management strategies. The Company entered into a coinsurance agreement with The Prudential Insurance Company of America ("Prudential Insurance") providing for the 100% reinsurance of its Lifetime Five benefit ("LT5") feature sold on new business prior to May 6, 2005. Fees ceded on this agreement, included in "Realized investments (losses) gains, net" on the financial statements, were $1.4 million as of December 31, 2006 and $850 thousand as of December 31, 2005. Effective July 1, 2005, the Company entered into a new coinsurance agreement with Pruco Re providing for the 100% reinsurance of its LT5 feature sold on new business after May 5, 2005 as well as for riders issued from March 15, 2005 forward on business in-force before March 15, 2005. Fees ceded on this agreement, included in "Realized investments (losses) gains, net" on the financial statements, were $20.8 million as of December 31, 2006 and $3.8 million as of December 31, 2005.

During 2004, the Company entered into two reinsurance agreements with affiliates as part of our risk management and capital management strategies. We entered into a 100% coinsurance agreement with Prudential Insurance providing for the reinsurance of its guaranteed minimum withdrawal benefit feature ("GMWB"). Fees ceded on this agreement, included in "Realized investments (losses) gains, net" on the financial statements, were $3.1 million, $2.4 million, and $0.9 million for 2006, 2005, and 2004, respectively. The Company also entered into a 100% coinsurance agreement with Pruco Re providing for the reinsurance of its guaranteed return option ("GRO"). In prior years, the Company entered into reinsurance agreements to provide additional capacity for growth in supporting the cash flow strain from the Company's variable annuity and variable life insurance business. Fees ceded on this agreement, included in "Realized investments (losses) gains, net" on the financial statements, were $19.1 million, $16.2 million, and $12.1 million for 2006, 2005, and 2004, respectively.

Debt Agreements

Short-term and Long-term borrowings

On December 14, 2006, the Company entered into a $300 million loan with Prudential Financial. This loan has an interest rate of 5.18% and matures on December 14, 2011. Accrued interest payable was $734 thousand as of December 31, 2006.

On January 3, 2002, the Company entered into a $150 million credit facility agreement with ASI. This credit facility terminated on December 31, 2005 and no amounts were outstanding under this credit facility. Interest expense related to these borrowings was $490 thousand and $2.6 million for the year ended December 31, 2005 and year ended December 31, 2004.

On March 12, 2004, the Company entered into a $45 million loan with Prudential Funding LLC. This loan had an interest rate of 2.78% and matured on March 10, 2005. The loan was subsequently rolled over with a new interest rate of 5.67% and new maturity date of March 12, 2007. Interest paid related to these borrowings was $2.4 million for the year ended December 31, 2006, $1.6 million for the year ended December 31, 2005 and $248 thousand for the year ended December 31, 2004. Accrued interest payable was $142 thousand as of December 31, 2006 and $114 thousand as of December 31, 2005.

On March 10, 2005, the Company entered into a $30 million loan with Prudential Funding, LLC. This loan has an interest rate of 4.68% and matured on March 10, 2006. The total related interest expense to the Company was $269 thousand for the year ended December 31, 2006 and $869 thousand for the year ended
December 31, 2005. Accrued interest payable was $74 thousand as of December 31, 2005.

On March 10, 2005, the Company entered into a $30 million loan with Prudential Funding, LLC. This loan has an interest rate of 5.67% and matures on March 12, 2007. The total related interest expense to the Company was $1.6 million for the year ended December 31, 2006 and $897 thousand for the year ended
December 31, 2005. Accrued interest payable was $95 thousand as of December 31, 2006 and $76 thousand as of December 31, 2005.

On March 10, 2005, the Company entered into a $30 million loan with Prudential Funding, LLC. This loan has an interest rate of 5.73% and matures on March 11, 2008. The total related interest expense to the Company was $1.6 million for the year ended December 31, 2006 and $912 thousand for the year ended
December 31, 2005. Accrued interest payable was $96 thousand as of December 31, 2006 and $77 thousand as of December 31, 2005.

On May 1, 2004, the Company entered into a $500 million credit facility agreement with Prudential Funding LLC. Effective December 1, 2004, the credit facility agreement was increased to $750 million. Interest paid related to these borrowings was $8.7 million, $1.7 million, and $678 thousand for the year ended December 31, 2006, December 31, 2005, and December 31, 2004, respectively. As of December 31, 2006 and 2005, $159.5 million and $208.6 million, respectively, was outstanding under this credit facility. Accrued interest payable was $515 thousand and $223 thousand as of December 31, 2006 and 2005, respectively.

Future fees payable to ASI

In a series of transactions with ASI, the Company sold certain rights to receive a portion of future fees and contract charges expected to be realized on designated blocks of deferred annuity contracts.

The proceeds from the sales have been recorded as a liability and are being amortized over the remaining surrender charge period of the designated contracts using the interest method. The Company did not sell the right to receive future fees and charges after the expiration of the surrender charge period.

Under the terms of the securitization purchase agreements, the rights sold provide for ASI to receive a percentage (60%, 80% or 100% depending on the underlying commission option) of future mortality and expense charges and contingent deferred sales charges, after reinsurance, expected to be realized over the remaining surrender charge period of the designated contracts (generally 6 to 8 years). As a result of purchase accounting, the liability was reduced to reflect the discounted estimated future payments to be made and has been subsequently reduced by amortization according to a revised schedule. If actual mortality and expense charges and contingent deferred sales charges are less than those projected in the original amortization schedules, calculated on a transaction by transaction basis, ASI has no recourse against the Company.

Payments, representing fees and charges in the aggregate amount, of $74.8 million, $96.6 million, and $122.2 million, were made by the Company to ASI during the year ended December 31, 2006, year ended December 31, 2005, and year ended December 31, 2004, respectively. Related expense (income) of $10.1 million, $9.2 million, and $12.7 million has been included in the Statements of Operations and Comprehensive Income for the year ended December 31, 2006, year ended December 31, 2005, and year ended December 31, 2004 respectively.

The Commissioner of the State of Connecticut has approved the transfer of future fees and charges; however, in the event that the Company becomes subject to an order of liquidation or rehabilitation, the Commissioner has the ability to restrict the payments due to ASI, into a restricted account, under the Purchase Agreement subject to certain terms and conditions.

The present values of the transactions that are still active as of 12/31/2006 as of the respective effective date were as follows (dollars in thousands):

             Closing    Effective     Contract Issue    Discount    Present
Transaction    Date        Date           Period          Rate       Value
----------- ----------  ----------  ------------------ ----------  ----------
1999-1         6/23/99      6/1/99   4/1/94 - 4/30/99        7.5%     120,632
1999-2        12/14/99     10/1/99  11/1/98 - 7/31/99        7.5%     145,078
2000-1         3/22/00      2/1/00   8/1/99 - 1/31/00        7.5%     169,459
2000-2         7/18/00      6/1/00   2/1/00 - 4/30/00       7.25%      92,399
2000-3         1/18/01     12/1/00   5/1/00 - 10/31/00      7.25%     107,138
2000-4        12/28/00     12/1/00   1/1/98 - 10/31/00      7.25%     107,291
2002-1         4/12/02      3/1/02  11/1/00 - 12/31/01       6.0%     101,713

Future amortization of future fees payable to ASI as of December 31, 2006, according to a revised amortization schedule, are as follows (in thousands):

                          Year                 Amount
                          ----                 -------
                          2007                  36,361
                          2008                  11,421
                          2009                     750
                                               -------
                          Total                $48,532
                                               =======

13.LEASES

The Company entered into an eleven-year lease agreement for office space in Westminster, Colorado, effective January 1, 2001. Lease expense for the year ended December 31, 2006, year ended December 31, 2005, and year ended December 31 2004, was $3.3 million, $3.0 million, and $2.9 million, respectively. Sub-lease rental income was $635 thousand, $405 thousand, and $455 thousand for the year ended December 31, 2006, year ended December 31, 2005, and year ended December 31 2004. Future minimum lease payments and sub-lease receipts per year and in aggregate as of December 31, 2006 are as follows (in thousands):

                                                     Lease  Sub-Lease
                                                    ------- ---------
           2007                                     $ 2,889  $1,052
           2008                                       3,024   1,000
           2009                                       3,024     735
           2010                                       3,025     752
           2011                                       2,772     764
           2012 and thereafter                           --      --
                                                    -------  ------
           Total                                    $14,734  $4,303
                                                    =======  ======

--------------------------------------------------------------------------------

14.EMPLOYEE BENEFITS

The Company's employees are covered by funded non-contributory defined benefit pensions plans of Prudential Insurance. Prudential Insurance also has several non-funded non-contributory defined benefit plans covering certain executives. Benefits for transitioned former employees of the Company are based on a notional account balance that takes into consideration age, service and salary during their careers. Prudential Insurance's funding policy is to contribute annually an amount necessary to satisfy the Internal Revenue Code contribution guidelines, but no contributions have been required in recent years.

The Company has no legal obligation for benefits under these plans.

Substantially all of the Company's employees may become eligible to receive postretirement benefits under Prudential Insurance plans if they retire after age 55 with at least 10 years of service. These benefits are funded as considered necessary.

Postretirement benefits are accounted for in accordance with prescribed NAIC policy.

The Company's share of net expense for the pension plans was $4.3 million,
3.1 million and $7.2 million for the twelve months ended December 31, 2006, twelve months ended December 31, 2005, and twelve months ended December 31, 2004, respectively.

Prudential Insurance sponsors voluntary savings plan for the Company's employees (401(k) plans). The plans provide for salary reduction contributions by employees and matching contributions by the Company of up to 4% of annual salary. The expense charged the Company for the matching contribution to the plans was $1.5 million, $1.4 million, and $1.2 million in 2006, 2005, and 2004, respectively.

15.CONTRACT WITHDRAWAL PROVISIONS

Approximately 99% of the Company's separate account liabilities are subject to discretionary withdrawal by contract owners at market value or with market value adjustment. Separate account assets, which are carried at fair value, are adequate to pay such withdrawals, which are generally subject to surrender charges ranging from 9% to 1% for contracts held less than 10 years.

--------------------------------------------------------------------------------

16.QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

The unaudited quarterly results of operations for the years ended December 31, 2006, 2005 and 2004 are summarized in the table below:

                                                 Three months ended
                                     ------------------------------------------
                                     March 31 June 30  September 30 December 31
                                     -------- -------- ------------ -----------
                                                   (in thousands)
2006
Total revenues                       $178,823 $191,201   $217,304    $223,352
Total benefits and expenses           136,437  134,426    169,589     168,295
Income (loss) from operations
  before income taxes and
  cumulative effect of accounting
  change                               42,386   56,775     47,715      55,057
Net income (loss)                      37,555   54,551     41,170      62,441

                                                 Three months ended
                                     ------------------------------------------
                                     March 31 June 30  September 30 December 31
                                     -------- -------- ------------ -----------
                                                   (in thousands)
2005
Total revenues                       $165,864 $164,677   $168,608    $168,836
Total benefits and expenses           123,726  122,891    101,247     115,655
Income (loss) from operations
  before income taxes and
  cumulative effect of accounting
  change                               42,138   41,786     67,361      53,181
Net income (loss)                      30,119   35,585     49,419      43,301

                             FINANCIAL STATEMENTS OF
                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                    VARIABLE ACCOUNT B ("VARIABLE ACCOUNT B")

STATEMENT OF NET ASSETS
December 31, 2006


                                                                         SUBACCOUNTS
                                       ------------------------------------------------------------------------------
                                              AST
                                       ALLIANCEBERNSTEIN      AST T. ROWE        AST AMERICAN         AST AMERICAN
                                        GROWTH & INCOME     PRICE LARGE-CAP     CENTURY INCOME      CENTURY STRATEGIC
                                           PORTFOLIO       GROWTH PORTFOLIO   & GROWTH PORTFOLIO   BALANCED PORTFOLIO
                                       -----------------   ----------------   ------------------   ------------------


ASSETS
  Investment in the portfolios, at
     value..........................      $2,257,991,398       $311,809,941         $372,463,604         $168,793,398
                                          --------------       ------------         ------------         ------------
  Net Assets........................      $2,257,991,398       $311,809,941         $372,463,604         $168,793,398
                                          ==============       ============         ============         ============

NET ASSETS, representing:
  Accumulation units................      $2,257,991,398       $311,809,941         $372,463,604         $168,793,398
                                          --------------       ------------         ------------         ------------
                                          $2,257,991,398       $311,809,941         $372,463,604         $168,793,398
                                          ==============       ============         ============         ============

  Units outstanding.................         119,941,388         25,617,789           23,133,067           11,073,684
                                          ==============       ============         ============         ============

  Portfolio shares held.............          96,084,740         28,711,781           23,708,695           11,245,396
  Portfolio net asset value per
     share..........................      $        23.50       $      10.86         $      15.71         $      15.01
  Investment in portfolio shares, at
     cost...........................      $1,713,598,032       $257,777,482         $284,531,106         $141,309,311


STATEMENT OF OPERATIONS
For the period ended December 31, 2006


                                                                         SUBACCOUNTS
                                       ------------------------------------------------------------------------------
                                              AST
                                       ALLIANCEBERNSTEIN      AST T. ROWE        AST AMERICAN         AST AMERICAN
                                        GROWTH & INCOME     PRICE LARGE-CAP     CENTURY INCOME      CENTURY STRATEGIC
                                           PORTFOLIO       GROWTH PORTFOLIO   & GROWTH PORTFOLIO   BALANCED PORTFOLIO
                                       -----------------   ----------------   ------------------   ------------------


INVESTMENT INCOME
  Dividend income...................        $ 24,638,522        $         0          $ 6,512,201          $ 3,675,215
                                          --------------       ------------         ------------         ------------

EXPENSES
  Charges to contract owners for
     assuming mortality risk and
     expense risk and for
     administration.................          40,820,476          4,371,904            5,398,692            2,731,462
                                          --------------       ------------         ------------         ------------

NET INVESTMENT INCOME (LOSS) .......         (16,181,954)        (4,371,904)           1,113,509              943,753
                                          --------------       ------------         ------------         ------------

NET REALIZED AND UNREALIZED GAIN
     (LOSS) ON INVESTMENTS
  Capital gains distributions
     received.......................                   0                  0                    0            4,489,838
  Realized gain (loss) on shares
     redeemed.......................         200,478,461         17,561,796           28,841,039           11,836,286
  Net change in unrealized gain
     (loss) on investments..........         140,289,258         (1,423,663)          20,219,074           (3,872,371)
                                          --------------       ------------         ------------         ------------

NET GAIN (LOSS) ON INVESTMENTS......         340,767,719         16,138,133           49,060,113           12,453,753
                                          --------------       ------------         ------------         ------------

NET INCREASE (DECREASE) IN NET
     ASSETS RESULTING FROM
     OPERATIONS.....................      $  324,585,765       $ 11,766,229         $ 50,173,622         $ 13,397,506
                                          ==============       ============         ============         ============




   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


                                       A1

                                                 SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------------------------
                                                  AST DEAM       AST DEAM       AST DEAM                   AST FEDERATED
   AST MONEY      AST COHEN &     AST GLOBAL     LARGE-CAP      SMALL-CAP      SMALL-CAP       AST HIGH      AGGRESSIVE
     MARKET      STEERS REALTY    ALLOCATION       VALUE          GROWTH         VALUE          YIELD          GROWTH
   PORTFOLIO       PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO
   ---------     -------------  -------------  -------------  -------------  -------------  -------------  -------------




 $1,602,715,168   $533,825,475   $180,123,307   $326,334,427   $205,153,443   $115,526,877   $532,516,445   $485,583,169
 --------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
 $1,602,715,168   $533,825,475   $180,123,307   $326,334,427   $205,153,443   $115,526,877   $532,516,445   $485,583,169
 ==============   ============   ============   ============   ============   ============   ============   ============


 $1,602,715,168   $533,825,475   $180,123,307   $326,334,427   $205,153,443   $115,526,877   $532,516,445   $485,583,169
 --------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
 $1,602,715,168   $533,825,475   $180,123,307   $326,334,427   $205,153,443   $115,526,877   $532,516,445   $485,583,169
 ==============   ============   ============   ============   ============   ============   ============   ============

    137,602,272     18,291,923      9,286,978     20,638,243     19,450,742      6,905,652     33,761,176     29,587,042
 ==============   ============   ============   ============   ============   ============   ============   ============

  1,602,715,168     25,590,866     13,273,641     24,065,961     22,719,096      8,595,750     63,319,434     42,261,372
 $         1.00   $      20.86   $      13.57   $      13.56   $       9.03   $      13.44   $       8.41   $      11.49
 $1,602,715,168   $402,820,154   $143,879,846   $283,271,618   $164,777,714   $105,445,462   $512,118,167   $413,394,805






                                                 SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------------------------
                                                  AST DEAM       AST DEAM       AST DEAM                   AST FEDERATED
   AST MONEY      AST COHEN &     AST GLOBAL     LARGE-CAP      SMALL-CAP      SMALL-CAP       AST HIGH      AGGRESSIVE
     MARKET      STEERS REALTY    ALLOCATION       VALUE          GROWTH         VALUE          YIELD          GROWTH
   PORTFOLIO       PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO
   ---------     -------------  -------------  -------------  -------------  -------------  -------------  -------------



   $85,423,250    $  6,105,347    $ 5,148,160    $ 1,945,531   $          0    $   288,910   $ 49,055,158    $         0
 -------------    ------------   ------------   ------------   ------------   ------------  ------ ------   ------------




    29,172,978       7,109,382      2,716,000      3,547,710      3,427,658      1,732,831      8,167,058      8,885,385
 -------------    ------------   ------------   ------------   ------------   ------------  ------ ------   ------------

    56,250,272      (1,004,035)     2,432,160     (1,602,179)    (3,427,658)    (1,443,921)    40,888,100     (8,885,385)
 -------------    ------------   ------------   ------------   ------------   ------------  ------ ------   ------------



             0      60,422,848              0     18,920,075              0      6,570,928              0     15,277,767
             0      34,735,414        980,470      9,805,114     30,652,148      3,472,631    (24,419,950)    35,408,830

             0      39,522,547     13,141,544     13,676,224    (14,654,965)     9,155,835     27,574,932     10,141,868
 -------------    ------------   ------------   ------------   ------------   ------------  ------ ------   ------------

             0     134,680,809     14,122,014     42,401,413     15,997,183     19,199,394      3,154,982     60,828,465
 -------------    ------------   ------------   ------------   ------------   ------------  ------ ------   ------------


 $  56,250,272    $133,676,774   $ 16,554,174   $ 40,799,234   $ 12,569,525   $ 17,755,473  $  44,043,082   $ 51,943,080
 =============    ============   ============   ============   ============   ============  ====== ======   ============




   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


                                       A2

                             FINANCIAL STATEMENTS OF
                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                    VARIABLE ACCOUNT B ("VARIABLE ACCOUNT B")

STATEMENT OF NET ASSETS
December 31, 2006


                                                                         SUBACCOUNTS
                                   --------------------------------------------------------------------------------------
                                                                          AST GOLDMAN                         AST GOLDMAN
                                                                             SACHS           AST GOLDMAN     SACHS SMALL-
                                     AST MID-CAP      AST SMALL-CAP      CONCENTRATED       SACHS MID-CAP      CAP VALUE
                                   VALUE PORTFOLIO   VALUE PORTFOLIO   GROWTH PORTFOLIO   GROWTH PORTFOLIO     PORTFOLIO
                                   ---------------   ---------------   ----------------   ----------------   ------------


ASSETS
  Investment in the portfolios,
     at value...................      $143,922,030      $956,553,776       $618,327,034       $307,253,354   $216,392,575
                                      ------------      ------------       ------------       ------------   ------------
  Net Assets....................      $143,922,030      $956,553,776       $618,327,034       $307,253,354   $216,392,575
                                      ============      ============       ============       ============   ============

NET ASSETS, representing:
  Accumulation units............      $143,922,030      $956,553,776       $618,327,034       $307,253,354   $216,392,575
                                      ------------      ------------       ------------       ------------   ------------
                                      $143,922,030      $956,553,776       $618,327,034       $307,253,354   $216,392,575
                                      ============      ============       ============       ============   ============

  Units outstanding.............        10,059,684        47,594,398         27,074,050         38,464,330      8,373,435
                                      ============      ============       ============       ============   ============

  Portfolio shares held.........        11,894,383        55,840,851         25,299,797         62,577,057     11,902,782
  Portfolio net asset value per
     share......................      $      12.10      $      17.13       $      24.44       $       4.91   $      18.18
  Investment in portfolio
     shares, at cost............      $131,654,810      $837,332,710       $463,270,969       $263,901,266   $187,644,799


STATEMENT OF OPERATIONS
For the period ended December 31, 2006


                                                                         SUBACCOUNTS
                                   ---------------------------------------------------------------------------------------
                                                                          AST GOLDMAN                         AST GOLDMAN
                                                                             SACHS           AST GOLDMAN      SACHS SMALL-
                                     AST MID-CAP      AST SMALL-CAP      CONCENTRATED       SACHS MID-CAP      CAP VALUE
                                   VALUE PORTFOLIO   VALUE PORTFOLIO   GROWTH PORTFOLIO   GROWTH PORTFOLIO     PORTFOLIO
                                   ---------------   ---------------   ----------------   ----------------   -------------


INVESTMENT INCOME
  Dividend income...............      $    757,655      $  4,362,022        $         0       $          0    $    805,905
                                     -------------      ------------       ------------      -------------   -------------

EXPENSES
  Charges to contract owners for
     assuming mortality risk and
     expense risk and for
     administration.............         2,171,779        16,414,613          9,467,304          5,820,374       3,282,452
                                     -------------      ------------       ------------      -------------   -------------

NET INVESTMENT INCOME (LOSS) ...        (1,414,124)      (12,052,591)        (9,467,304)        (5,820,374)     (2,476,547)
                                     -------------      ------------       ------------      -------------   -------------

NET REALIZED AND UNREALIZED GAIN
     (LOSS) ON INVESTMENTS
  Capital gains distributions
     received...................        24,113,938        49,106,520                  0                  0      40,861,131
  Realized gain (loss) on shares
     redeemed...................         9,068,100        75,487,984          2,233,701         37,821,668       6,638,358
  Net change in unrealized gain
     (loss) on investments......       (15,319,813)       51,938,311         58,960,243        (17,480,348)    (11,558,393)
                                     -------------      ------------       ------------      -------------   -------------

NET GAIN (LOSS) ON INVESTMENTS..        17,862,225       176,532,815         61,193,944         20,341,320      35,941,096
                                     -------------      ------------       ------------      -------------   -------------

NET INCREASE (DECREASE) IN NET
     ASSETS RESULTING FROM
     OPERATIONS.................     $  16,448,101      $164,480,224       $ 51,726,640      $  14,520,946   $  33,464,549
                                     =============      ============       ============      =============   =============




   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


                                       A3

                                                   SUBACCOUNTS (CONTINUED)
----------------------------------------------------------------------------------------------------------------------------
                  AST LORD                                    AST NEUBERGER   AST NEUBERGER                     AST PIMCO
AST LARGE-CAP   ABBETT BOND-    AST MARSICO       AST MFS      BERMAN MID-     BERMAN MID-    AST SMALL-CAP      LIMITED
    VALUE        DEBENTURE     CAPITAL GROWTH      GROWTH       CAP GROWTH      CAP VALUE         GROWTH      MATURITY BOND
  PORTFOLIO      PORTFOLIO       PORTFOLIO       PORTFOLIO      PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO
-------------  -------------  ---------------  -------------  -------------  ---------------  -------------  ---------------



 $695,105,294   $582,676,194   $2,486,478,857   $440,821,348   $632,361,967   $1,194,347,979   $169,871,042   $1,352,973,165
 ------------   ------------   --------------   ------------   ------------   --------------   ------------   --------------
 $695,105,294   $582,676,194   $2,486,478,857   $440,821,348   $632,361,967   $1,194,347,979   $169,871,042   $1,352,973,165
 ============   ============   ==============   ============   ============   ==============   ============   ==============


 $695,105,294   $582,676,194   $2,486,478,857   $440,821,348   $632,361,967   $1,194,347,979   $169,871,042   $1,352,973,165
 ------------   ------------   --------------   ------------   ------------   --------------   ------------   --------------
 $695,105,294   $582,676,194   $2,486,478,857   $440,821,348   $632,361,967   $1,194,347,979   $169,871,042   $1,352,973,165
 ============   ============   ==============   ============   ============   ==============   ============   ==============

   34,653,644     44,058,082      166,628,186     47,011,478     31,115,955       48,463,355     10,694,531      113,952,602
 ============   ============   ==============   ============   ============   ==============   ============   ==============

   34,479,429     49,929,408      121,588,208     46,796,321     34,330,183       61,659,678     10,564,119      121,017,278
 $      20.16   $      11.67   $        20.45   $       9.42   $      18.42   $        19.37   $      16.08   $        11.18
 $498,495,891   $558,191,710   $1,931,928,397   $319,120,959   $528,436,829   $1,069,807,196   $154,275,920   $1,338,547,608






                                              SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------------------
                                                               AST                                      AST PIMCO
                 AST LORD     AST MARSICO                   NEUBERGER    AST NEUBERGER   AST SMALL-      LIMITED
AST LARGE-CAP  ABBETT BOND-     CAPITAL        AST MFS     BERMAN MID-    BERMAN MID-        CAP        MATURITY
    VALUE        DEBENTURE       GROWTH        GROWTH      CAP GROWTH      CAP VALUE       GROWTH         BOND
  PORTFOLIO      PORTFOLIO     PORTFOLIO      PORTFOLIO     PORTFOLIO      PORTFOLIO      PORTFOLIO     PORTFOLIO
-------------  ------------  -------------  ------------  ------------  --------------  ------------  ------------



 $  5,398,176   $29,175,991   $  1,455,976   $         0   $         0   $   6,537,871   $         0   $45,211,498
 ------------   -----------   ------------   -----------   -----------   -------------   -----------   -----------




   10,238,194    10,381,869     44,204,579     7,504,298     9,983,892      20,531,071     2,662,732    25,580,235
 ------------   -----------   ------------   -----------   -----------   -------------   -----------   -----------

   (4,840,018)   18,794,122    (42,748,603)   (7,504,298)   (9,983,892)    (13,993,200)   (2,662,732)   19,631,263
 ------------   -----------   ------------   -----------   -----------   -------------   -----------   -----------



   15,703,898     7,573,032              0             0             0     200,189,759             0             0

   24,034,460    (4,551,585)   262,016,869    17,053,776    69,822,006      90,952,564     4,450,327    (8,175,115)

   69,111,136    22,619,799    (93,062,055)   25,215,420    13,812,271    (171,640,658)   16,116,645    17,789,482
 ------------   -----------   ------------   -----------   -----------   -------------   -----------   -----------

  108,849,494    25,641,246    168,954,814    42,269,196    83,634,277     119,501,665    20,566,972     9,614,367
 ------------   -----------   ------------   -----------   -----------   -------------   -----------   -----------



 $104,009,476   $44,435,368   $126,206,211   $34,764,898   $73,650,385   $ 105,508,465   $17,904,240   $29,245,630
 ============   ===========   ============   ===========   ===========   =============   ===========   ===========




   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


                                       A4

                             FINANCIAL STATEMENTS OF
                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                    VARIABLE ACCOUNT B ("VARIABLE ACCOUNT B")

STATEMENT OF NET ASSETS
December 31, 2006


                                                                        SUBACCOUNTS
                                 ----------------------------------------------------------------------------------------
                                                                                AST           AST T. ROWE     AST T. ROWE
                                    AST PIMCO              AST           ALLIANCEBERNSTEIN   PRICE NATURAL    PRICE ASSET
                                  TOTAL RETURN      ALLIANCEBERNSTEIN    MANAGED INDEX 500     RESOURCES      ALLOCATION
                                 BOND PORTFOLIO   CORE VALUE PORTFOLIO       PORTFOLIO         PORTFOLIO       PORTFOLIO
                                 --------------   --------------------   -----------------   -------------   ------------


ASSETS
  Investment in the
     portfolios, at value.....   $1,532,654,703           $450,429,301        $438,379,389    $377,853,157   $453,917,826
                                 --------------           ------------        ------------    ------------   ------------
  Net Assets..................   $1,532,654,703           $450,429,301        $438,379,389    $377,853,157   $453,917,826
                                 ==============           ============        ============    ============   ============

NET ASSETS, representing:
  Accumulation units..........   $1,532,654,703           $450,429,301        $438,379,389    $377,853,157   $453,917,826
                                 --------------           ------------        ------------    ------------   ------------
                                 $1,532,654,703           $450,429,301        $438,379,389    $377,853,157   $453,917,826
                                 ==============           ============        ============    ============   ============

  Units outstanding...........      106,510,754             28,555,762          31,311,242      11,346,551     23,736,273
                                 ==============           ============        ============    ============   ============

  Portfolio shares held.......      134,090,525             32,288,839          32,162,831      12,860,897     25,732,303
  Portfolio net asset value
     per share................   $        11.43           $      13.95        $      13.63    $      29.38   $      17.64
  Investment in portfolio
     shares, at cost..........   $1,559,547,220           $381,549,942        $372,364,476    $332,885,109   $389,685,256


STATEMENT OF OPERATIONS
For the period ended December 31, 2006


                                                                        SUBACCOUNTS
                                 ----------------------------------------------------------------------------------------
                                                                                AST           AST T. ROWE     AST T. ROWE
                                    AST PIMCO              AST           ALLIANCEBERNSTEIN   PRICE NATURAL    PRICE ASSET
                                  TOTAL RETURN      ALLIANCEBERNSTEIN    MANAGED INDEX 500     RESOURCES      ALLOCATION
                                 BOND PORTFOLIO   CORE VALUE PORTFOLIO       PORTFOLIO         PORTFOLIO       PORTFOLIO
                                 --------------   --------------------   -----------------   -------------   ------------


INVESTMENT INCOME
  Dividend income.............     $ 56,119,424            $ 4,111,642         $ 4,817,040    $  1,328,269    $ 7,522,802
                                 --------------           ------------        ------------   -------------   ------------

EXPENSES
  Charges to contract owners
     for assuming mortality
     risk and expense risk and
     for administration.......       23,794,813              5,723,605           6,631,888       6,258,649      6,342,852
                                 --------------           ------------        ------------   -------------   ------------

NET INVESTMENT INCOME (LOSS)..       32,324,611             (1,611,963)         (1,814,848)     (4,930,380)     1,179,950
                                 --------------           ------------        ------------   -------------   ------------

NET REALIZED AND UNREALIZED
     GAIN (LOSS) ON
     INVESTMENTS
  Capital gains distributions
     received.................                0             18,228,551                   0      30,810,148     29,241,880
  Realized gain (loss) on
     shares redeemed..........      (22,416,888)             9,563,671          24,311,918      58,241,724     (2,533,767)
  Net change in unrealized
     gain (loss) on
     investments..............       20,150,595             37,339,548          20,983,810     (38,064,015)    14,990,803
                                 --------------           ------------        ------------   -------------   ------------

NET GAIN (LOSS) ON
     INVESTMENTS..............       (2,266,293)            65,131,770          45,295,728      50,987,857     41,698,916
                                 --------------           ------------        ------------   -------------   ------------

NET INCREASE (DECREASE) IN NET
     ASSETS RESULTING FROM
     OPERATIONS...............   $   30,058,318           $ 63,519,807        $ 43,480,880   $  46,057,477   $ 42,878,866
                                 ==============           ============        ============   =============   ============




   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


                                       A5

                                                   SUBACCOUNTS (CONTINUED)
----------------------------------------------------------------------------------------------------------------------------
                                                                                  AST
     AST          AST MFS      AST JPMORGAN   AST T. ROWE         AST          AGGRESSIVE     AST CAPITAL      AST BALANCED
INTERNATIONAL      GLOBAL     INTERNATIONAL   PRICE GLOBAL   INTERNATIONAL       ASSET        GROWTH ASSET        ASSET
    VALUE          EQUITY         EQUITY          BOND           GROWTH        ALLOCATION      ALLOCATION       ALLOCATION
  PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO        PORTFOLIO
-------------  -------------  -------------  -------------  ---------------  -------------  ---------------  ---------------



 $307,008,826   $240,811,449   $502,228,325   $452,329,904   $1,536,181,205   $338,015,197   $3,056,729,065   $2,302,446,071
 ------------   ------------   ------------   ------------   --------------   ------------   --------------   --------------
 $307,008,826   $240,811,449   $502,228,325   $452,329,904   $1,536,181,205   $338,015,197   $3,056,729,065   $2,302,446,071
 ============   ============   ============   ============   ==============   ============   ==============   ==============


 $307,008,826   $240,811,449   $502,228,325   $452,329,904   $1,536,181,205   $338,015,197   $3,056,729,065   $2,302,446,071
 ------------   ------------   ------------   ------------   --------------   ------------   --------------   --------------
 $307,008,826   $240,811,449   $502,228,325   $452,329,904   $1,536,181,205   $338,015,197   $3,056,729,065   $2,302,446,071
 ============   ============   ============   ============   ==============   ============   ==============   ==============

   16,917,509     14,954,097     20,776,118     35,160,659       74,075,677     29,758,635      274,471,163      209,952,238
 ============   ============   ============   ============   ==============   ============   ==============   ==============

   16,295,585     16,493,935     20,608,466     39,095,065       92,820,617     29,265,385      269,078,263      205,943,298
 $      18.84   $      14.60   $      24.37   $      11.57   $        16.55   $      11.55   $        11.36   $        11.18
 $230,263,845   $206,553,807   $362,182,855   $450,228,380   $1,055,102,038   $308,480,856   $2,812,265,307   $2,132,277,296






                                             SUBACCOUNTS (CONTINUED)
-----------------------------------------------------------------------------------------------------------------
     AST                    AST JPMORGAN                                    AST
  INTERNA-       AST MFS      INTERNA-     AST T. ROWE       AST        AGGRESSIVE    AST CAPITAL    AST BALANCED
   TIONAL        GLOBAL        TIONAL     PRICE GLOBAL  INTERNATIONAL      ASSET      GROWTH ASSET      ASSET
    VALUE        EQUITY        EQUITY         BOND          GROWTH      ALLOCATION     ALLOCATION     ALLOCATION
  PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO      PORTFOLIO     PORTFOLIO      PORTFOLIO
  ---------   ------------  ------------  ------------  -------------  ------------  -------------  -------------



 $ 1,942,092   $   882,385   $ 5,810,608   $ 7,629,627   $ 20,910,972   $         0   $          0   $          0
 -----------   -----------   -----------   -----------   ------------   -----------   ------------   ------------




   3,744,279     2,748,336     7,364,188     8,139,902     26,689,569     3,701,687     36,057,684     27,934,427
 -----------   -----------   -----------   -----------   ------------   -----------   ------------   ------------

  (1,802,187)   (1,865,951)   (1,553,580)     (510,275)    (5,778,597)   (3,701,687)   (36,057,684)   (27,934,427)
 -----------   -----------   -----------   -----------   ------------   -----------   ------------   ------------



           0    14,326,966             0     4,651,359              0             0              0              0

  20,568,797    13,459,335    52,492,530    (3,905,923)   183,799,140       994,409       (711,980)     1,432,365

  33,662,745     9,780,085    37,732,770    19,367,994     91,107,539    29,630,043    244,855,287    170,438,653
 -----------   -----------   -----------   -----------   ------------   -----------   ------------   ------------

  54,231,542    37,566,386    90,225,300    20,113,430    274,906,679    30,624,452    244,143,307    171,871,018
 -----------   -----------   -----------   -----------   ------------   -----------   ------------   ------------



 $52,429,355   $35,700,435   $88,671,720   $19,603,155   $269,128,082   $26,922,765   $208,085,623   $143,936,591
 ===========   ===========   ===========   ===========   ============   ===========   ============   ============




   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


                                       A6

                             FINANCIAL STATEMENTS OF
                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                    VARIABLE ACCOUNT B ("VARIABLE ACCOUNT B")

STATEMENT OF NET ASSETS
December 31, 2006


                                                                       SUBACCOUNTS
                                    --------------------------------------------------------------------------------
                                           AST                AST
                                      CONSERVATIVE       PRESERVATION
                                    ASSET ALLOCATION   ASSET ALLOCATION   DAVIS VALUE    EVERGREEN VA   EVERGREEN VA
                                        PORTFOLIO          PORTFOLIO       PORTFOLIO    BALANCED FUND    GROWTH FUND
                                    ----------------   ----------------   -----------   -------------   ------------


ASSETS
  Investment in the portfolios,
     at value....................       $561,803,967       $250,007,194   $13,705,564      $6,174,236    $43,826,409
                                        ------------       ------------   -----------      ----------    -----------
  Net Assets.....................       $561,803,967       $250,007,194   $13,705,564      $6,174,236    $43,826,409
                                        ============       ============   ===========      ==========    ===========

NET ASSETS, representing:
  Accumulation units.............       $561,803,967       $250,007,194   $13,705,564      $6,174,236    $43,826,409
                                        ------------       ------------   -----------      ----------    -----------
                                        $561,803,967       $250,007,194   $13,705,564      $6,174,236    $43,826,409
                                        ============       ============   ===========      ==========    ===========

  Units outstanding..............         51,724,638         23,553,542     1,082,056         590,857      3,503,745
                                        ============       ============   ===========      ==========    ===========

  Portfolio shares held..........         50,704,329         23,063,394       940,025         407,540      2,809,385
  Portfolio net asset value per
     share.......................       $      11.08       $      10.84   $     14.58      $    15.15    $     15.60
  Investment in portfolio shares,
     at cost.....................       $525,672,214       $237,201,177   $10,586,430      $5,446,454    $39,144,398


STATEMENT OF OPERATIONS
For the period ended December 31, 2006


                                                                       SUBACCOUNTS
                                    --------------------------------------------------------------------------------
                                           AST                AST
                                      CONSERVATIVE       PRESERVATION
                                    ASSET ALLOCATION   ASSET ALLOCATION   DAVIS VALUE    EVERGREEN VA   EVERGREEN VA
                                        PORTFOLIO          PORTFOLIO       PORTFOLIO    BALANCED FUND    GROWTH FUND
                                    ----------------   ----------------   -----------   -------------   ------------


INVESTMENT INCOME
  Dividend income................        $         0        $         0    $   99,234        $156,837    $         0
                                        ------------       ------------   -----------      ----------   ------------

EXPENSES
  Charges to contract owners for
     assuming mortality risk and
     expense risk and for
     administration..............          6,468,078          2,639,197       170,120          90,423        747,600
                                        ------------       ------------   -----------      ----------   ------------

NET INVESTMENT INCOME (LOSS) ....         (6,468,078)        (2,639,197)      (70,886)         66,414       (747,600)
                                        ------------       ------------   -----------      ----------   ------------

NET REALIZED AND UNREALIZED GAIN
     (LOSS) ON INVESTMENTS
  Capital gains distributions
     received....................                  0                  0             0               0      2,423,286
  Realized gain (loss) on shares
     redeemed....................          1,947,545            857,830       450,826         (36,554)     3,353,571
  Net change in unrealized gain
     (loss) on investments.......         36,156,421         12,796,758     1,167,108         468,130     (1,672,998)
                                        ------------       ------------   -----------      ----------   ------------

NET GAIN (LOSS) ON INVESTMENTS...         38,103,966         13,654,588     1,617,934         431,576      4,103,859
                                        ------------       ------------   -----------      ----------   ------------

NET INCREASE (DECREASE) IN NET
     ASSETS RESULTING FROM
     OPERATIONS..................       $ 31,635,888       $ 11,015,391   $ 1,547,048      $  497,990   $  3,356,259
                                        ============       ============   ===========      ==========   ============




   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


                                       A7

                             SUBACCOUNTS (CONTINUED)
---------------------------------------------------------------------------------

 EVERGREEN VA     EVERGREEN VA                      EVERGREEN VA     EVERGREEN VA
INTERNATIONAL      FUNDAMENTAL     EVERGREEN VA    SPECIAL VALUES      STRATEGIC
 EQUITY FUND     LARGE CAP FUND     OMEGA FUND          FUND          INCOME FUND
-------------    --------------    ------------    --------------    ------------



 $91,051,734         $9,482,236     $22,281,153        $8,852,093      $6,868,720
 -----------         ----------     -----------        ----------      ----------
 $91,051,734         $9,482,236     $22,281,153        $8,852,093      $6,868,720
 ===========         ==========     ===========        ==========      ==========


 $91,051,734         $9,482,236     $22,281,153        $8,852,093      $6,868,720
 -----------         ----------     -----------        ----------      ----------
 $91,051,734         $9,482,236     $22,281,153        $8,852,093      $6,868,720
 ===========         ==========     ===========        ==========      ==========

   5,001,170            703,512       2,450,162           368,393         468,336
 ===========         ==========     ===========        ==========      ==========

   5,627,425            483,788       1,251,750           510,796         666,219
 $     16.18         $    19.60     $     17.80        $    17.33      $    10.31
 $83,228,329         $7,766,126     $19,417,241        $7,812,141      $6,917,773






                             SUBACCOUNTS (CONTINUED)
---------------------------------------------------------------------------------

 EVERGREEN VA     EVERGREEN VA                      EVERGREEN VA     EVERGREEN VA
INTERNATIONAL      FUNDAMENTAL     EVERGREEN VA    SPECIAL VALUES      STRATEGIC
 EQUITY FUND     LARGE CAP FUND     OMEGA FUND          FUND          INCOME FUND
-------------    --------------    ------------    --------------    ------------



 $ 2,957,352           $114,605      $        0        $   64,361        $237,273
 -----------         ----------     -----------        ----------      ----------




   1,159,520            128,908         367,065           120,092          95,600
 -----------         ----------     -----------        ----------      ----------

   1,797,832            (14,303)       (367,065)          (55,731)        141,673
 -----------         ----------     -----------        ----------      ----------



   3,992,333            151,870               0           986,910               0
   7,845,472            380,652       1,018,253           456,046         100,173

    (153,768)           430,298         363,971           131,595          54,419
 -----------         ----------     -----------        ----------      ----------

  11,684,037            962,820       1,382,224         1,574,551         154,592
 -----------         ----------     -----------        ----------      ----------



 $13,481,869         $  948,517     $ 1,015,159        $1,518,820      $  296,265
 ===========         ==========     ===========        ==========      ==========




   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


                                       A8

                             FINANCIAL STATEMENTS OF
                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                    VARIABLE ACCOUNT B ("VARIABLE ACCOUNT B")

STATEMENT OF NET ASSETS
December 31, 2006


                                                                      SUBACCOUNTS
                                                             -----------------------------
                                                               COLUMBIA     COLUMBIA SMALL
                                                             MONEY MARKET   COMPANY GROWTH
                                                                FUND VS         FUND VS
                                                             ------------   --------------


ASSETS
  Investment in the portfolios, at value..................     $2,597,272       $1,154,647
                                                               ----------       ----------
  Net Assets..............................................     $2,597,272       $1,154,647
                                                               ==========       ==========

NET ASSETS, representing:
  Accumulation units......................................     $2,597,272       $1,154,647
                                                               ----------       ----------
                                                               $2,597,272       $1,154,647
                                                               ==========       ==========

  Units outstanding.......................................        246,470           61,522
                                                               ==========       ==========

  Portfolio shares held...................................      2,597,273           90,348
  Portfolio net asset value per share.....................     $     1.00       $    12.78
  Investment in portfolio shares, at cost.................     $2,597,272       $  720,913


STATEMENT OF OPERATIONS
For the period ended December 31, 2006


                                                                      SUBACCOUNTS
                                                             -----------------------------
                                                               COLUMBIA     COLUMBIA SMALL
                                                             MONEY MARKET   COMPANY GROWTH
                                                                FUND VS         FUND VS
                                                             ------------   --------------


INVESTMENT INCOME
  Dividend income.........................................       $136,933         $      0
                                                               ----------       ----------

EXPENSES
  Charges to contract owners for assuming mortality risk
     and expense risk and for administration..............         29,820           13,420
                                                               ----------       ----------

NET INVESTMENT INCOME (LOSS) .............................        107,113          (13,420)
                                                               ----------       ----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Capital gains distributions received....................              0                0
  Realized gain (loss) on shares redeemed.................              0          191,550
  Net change in unrealized gain (loss) on investments.....              0          (29,935)
                                                               ----------       ----------

NET GAIN (LOSS) ON INVESTMENTS............................              0          161,615
                                                               ----------       ----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
     OPERATIONS...........................................     $  107,113       $  148,195
                                                               ==========       ==========




   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


                                       A9

                                                  SUBACCOUNTS (CONTINUED)
---------------------------------------------------------------------------------------------------------------------------
      COLUMBIA LARGE    PRUDENTIAL SP    GARTMORE GVIT                       FIRST TRUST 10                     FIRST TRUST
        CAP GROWTH      INTERNATIONAL      DEVELOPING     FIRST TRUST THE       UNCOMMON        FIRST TRUST      FINANCIAL
         STOCK VS           GROWTH          MARKETS        DOW TARGET 10         VALUES        ENERGY SECTOR      SERVICES
      --------------    -------------    -------------    ---------------    --------------    -------------    -----------



         $11,755,050      $43,165,895     $323,570,554        $27,949,971        $5,731,923       $4,359,950     $3,476,198
         -----------      -----------     ------------        -----------        ----------       ----------     ----------
         $11,755,050      $43,165,895     $323,570,554        $27,949,971        $5,731,923       $4,359,950     $3,476,198
         ===========      ===========     ============        ===========        ==========       ==========     ==========


         $11,755,050      $43,165,895     $323,570,554        $27,949,971        $5,731,923       $4,359,950     $3,476,198
         -----------      -----------     ------------        -----------        ----------       ----------     ----------
         $11,755,050      $43,165,895     $323,570,554        $27,949,971        $5,731,923       $4,359,950     $3,476,198
         ===========      ===========     ============        ===========        ==========       ==========     ==========

           1,028,389        3,003,554       14,181,235          2,310,852         1,128,706          148,976        192,834
         ===========      ===========     ============        ===========        ==========       ==========     ==========

             432,489        5,200,710       20,635,877          2,646,778         1,053,662          138,411        179,185
         $     27.18      $      8.30     $      15.68        $     10.56        $     5.44       $    31.50     $    19.40
         $10,265,329      $39,853,337     $277,009,145        $25,862,116        $5,127,636       $2,763,860     $2,209,345






                                                  SUBACCOUNTS (CONTINUED)
---------------------------------------------------------------------------------------------------------------------------
      COLUMBIA LARGE    PRUDENTIAL SP    GARTMORE GVIT                       FIRST TRUST 10                     FIRST TRUST
        CAP GROWTH      INTERNATIONAL      DEVELOPING     FIRST TRUST THE       UNCOMMON        FIRST TRUST      FINANCIAL
         STOCK VS           GROWTH          MARKETS        DOW TARGET 10         VALUES        ENERGY SECTOR      SERVICES
      --------------    -------------    -------------    ---------------    --------------    -------------    -----------



         $   46,427        $  696,016      $ 1,720,815         $        0         $       0       $        0       $      0
        -----------       -----------     ------------        -----------        ----------       ----------     ----------



            129,223           617,401        4,741,176            298,508            85,887           49,420         36,314
        -----------       -----------     ------------        -----------        ----------       ----------     ----------

            (82,796)           78,615       (3,020,361)          (298,508)          (85,887)         (49,420)       (36,314)
        -----------       -----------     ------------        -----------        ----------       ----------     ----------


                  0         2,834,880       24,511,856                  0                 0                0              0
            292,249         3,090,899       38,701,978          1,983,148           394,365        1,061,121        263,908
            901,382          (126,050)      14,192,813          2,149,270          (138,785)        (514,292)       284,263
        -----------       -----------     ------------        -----------        ----------       ----------     ----------

          1,193,631         5,799,729       77,406,647          4,132,418           255,580          546,829        548,171
        -----------       -----------     ------------        -----------        ----------       ----------     ----------

        $ 1,110,835       $ 5,878,344     $ 74,386,286        $ 3,833,910        $  169,693       $  497,409     $  511,857
        ===========       ===========     ============        ===========        ==========       ==========     ==========




   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


                                       A10

                             FINANCIAL STATEMENTS OF
                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                    VARIABLE ACCOUNT B ("VARIABLE ACCOUNT B")

STATEMENT OF NET ASSETS
December 31, 2006


                                                                   SUBACCOUNTS
                                     ----------------------------------------------------------------------
                                                                  FIRST TRUST
                                     FIRST TRUST                    GLOBAL      FIRST TRUST
                                     PHARMHEALTH   FIRST TRUST     DIVIDEND        NASDAQ      FIRST TRUST
                                        SECTOR      TECHNOLOGY     TARGET 15     TARGET 15    S&P TARGET 24
                                     -----------   -----------   ------------   -----------   -------------


ASSETS
  Investment in the portfolios, at
     value.........................   $2,868,198    $1,288,024   $128,825,541    $7,316,458     $16,056,366
                                      ----------    ----------   ------------    ----------     -----------
  Net Assets.......................   $2,868,198    $1,288,024   $128,825,541    $7,316,458     $16,056,366
                                      ==========    ==========   ============    ==========     ===========

NET ASSETS, representing:
  Accumulation units...............   $2,868,198    $1,288,024   $128,825,541    $7,316,458     $16,056,366
                                      ----------    ----------   ------------    ----------     -----------
                                      $2,868,198    $1,288,024   $128,825,541    $7,316,458     $16,056,366
                                      ==========    ==========   ============    ==========     ===========
  Units outstanding................      245,114       254,686      7,224,534       686,462       1,496,950
                                      ==========    ==========   ============    ==========     ===========
  Portfolio shares held............      230,934       236,769      6,093,923       719,415       1,730,212
  Portfolio net asset value per
     share.........................   $    12.42    $     5.44   $      21.14    $    10.17     $      9.28
  Investment in portfolio shares,
     at cost.......................   $2,217,674    $  943,951   $105,399,468    $6,653,912     $15,186,035


STATEMENT OF OPERATIONS
FOR THE PERIOD ENDED DECEMBER 31, 2006


                                                                   SUBACCOUNTS
                                     ----------------------------------------------------------------------
                                                                  FIRST TRUST
                                     FIRST TRUST                    GLOBAL      FIRST TRUST
                                     PHARMHEALTH   FIRST TRUST     DIVIDEND        NASDAQ      FIRST TRUST
                                        SECTOR      TECHNOLOGY     TARGET 15     TARGET 15    S&P TARGET 24
                                     -----------   -----------   ------------   -----------   -------------


INVESTMENT INCOME
  Dividend income..................     $      0      $      0    $         0      $      0       $       0
                                      ----------   -----------   ------------    ----------    ------------

EXPENSES
  Charges to contract owners for
     assuming mortality risk and
     expense risk and for
     administration................       30,053        13,703      1,112,432        87,502         261,352
                                      ----------   -----------   ------------    ----------    ------------

NET INVESTMENT INCOME (LOSS) ......      (30,053)      (13,703)    (1,112,432)      (87,502)       (261,352)
                                      ----------   -----------   ------------    ----------    ------------

NET REALIZED AND UNREALIZED GAIN
     (LOSS) ON INVESTMENTS
  Capital gains distributions
     received......................            0             0              0             0               0
  Realized gain (loss) on shares
     redeemed......................       81,707        (1,396)     2,824,074       359,256         678,407
  Net change in unrealized gain
     (loss) on investments.........      152,819        42,161     20,443,439       193,480        (313,802)
                                      ----------   -----------   ------------    ----------    ------------

NET GAIN (LOSS) ON INVESTMENTS.....      234,526        40,765     23,267,513       552,736         364,605
                                      ----------   -----------   ------------    ----------    ------------

NET INCREASE (DECREASE) IN NET
     ASSETS RESULTING FROM
     OPERATIONS....................   $  204,473   $    27,062   $ 22,155,081    $  465,234    $    103,253
                                      ==========   ===========   ============    ==========    ============




   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


                                       A11

                                                   SUBACCOUNTS (CONTINUED)
-----------------------------------------------------------------------------------------------------------------------------

                FIRST TRUST     FIRST TRUST
 FIRST TRUST     VALUE LINE     DOW TARGET      PROFUND VP      PROFUND VP     PROFUND VP      PROFUND VP        PROFUND VP
 MANAGED VIP     TARGET 25       DIVIDEND         ASIA 30         BANKS           BEAR       BIOTECHNOLOGY    BASIC MATERIALS
------------    -----------    ------------    ------------    -----------    -----------    -------------    ---------------



$203,897,808    $43,760,308    $100,921,871    $172,273,964    $13,291,218    $28,388,023      $12,289,511        $30,609,110
------------    -----------    ------------    ------------    -----------    -----------      -----------        -----------
$203,897,808    $43,760,308    $100,921,871    $172,273,964    $13,291,218    $28,388,023      $12,289,511        $30,609,110
============    ===========    ============    ============    ===========    ===========      ===========        ===========


$203,897,808    $43,760,308    $100,921,871    $172,273,964    $13,291,218    $28,388,023      $12,289,511        $30,609,110
------------    -----------    ------------    ------------    -----------    -----------      -----------        -----------
$203,897,808    $43,760,308    $100,921,871    $172,273,964    $13,291,218    $28,388,023      $12,289,511        $30,609,110
============    ===========    ============    ============    ===========    ===========      ===========        ===========
  15,281,221      3,690,582       8,908,522       8,238,599        961,152      4,204,752        1,291,025          2,130,572
============    ===========    ============    ============    ===========    ===========      ===========        ===========
  17,397,424      8,752,062       8,655,392       2,796,201        382,591      1,101,164          589,991            770,041
$      11.72    $      5.00    $      11.66    $      61.61    $     34.74    $     25.78      $     20.83        $     39.75
$176,293,382    $41,783,122    $ 92,442,771    $151,790,500    $12,956,953    $28,789,924      $12,565,477        $29,300,863






                                                    SUBACCOUNTS (CONTINUED)
-------------------------------------------------------------------------------------------------------------------------------

                 FIRST TRUST     FIRST TRUST
 FIRST TRUST     VALUE LINE      DOW TARGET      PROFUND VP      PROFUND VP     PROFUND VP       PROFUND VP        PROFUND VP
 MANAGED VIP      TARGET 25       DIVIDEND         ASIA 30         BANKS           BEAR        BIOTECHNOLOGY    BASIC MATERIALS
------------    ------------    ------------    ------------    -----------    ------------    -------------    ---------------



 $         0     $         0     $         0     $   397,437     $  142,765     $   900,130      $         0          $  83,629
------------    ------------    ------------    ------------    -----------    ------------     ------------       ------------




   3,214,208         696,726       1,424,166       1,529,764        273,596         831,995          236,581            498,297
------------    ------------    ------------    ------------    -----------    ------------     ------------       ------------

  (3,214,208)       (696,726)     (1,424,166)     (1,132,327)      (130,831)         68,135         (236,581)          (414,668)
------------    ------------    ------------    ------------    -----------    ------------     ------------       ------------



           0               0               0               0              0               0                0                  0
  11,127,745       4,454,883       1,436,917      11,950,842      1,615,941      (6,840,982)      (1,139,217)            12,486

   8,160,773      (3,444,443)     11,986,715      19,090,406        354,754         (65,361)          30,875            885,483
------------    ------------    ------------    ------------    -----------    ------------     ------------       ------------

  19,288,518       1,010,440      13,423,632      31,041,248      1,970,695      (6,906,343)      (1,108,342)           897,969
------------    ------------    ------------    ------------    -----------    ------------     ------------       ------------


$ 16,074,310    $    313,714    $ 11,999,466    $ 29,908,921    $ 1,839,864    $ (6,838,208)    $ (1,344,923)      $    483,301
============    ============    ============    ============    ===========    ============     ============       ============




   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


                                       A12

                             FINANCIAL STATEMENTS OF
                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                    VARIABLE ACCOUNT B ("VARIABLE ACCOUNT B")

STATEMENT OF NET ASSETS
December 31, 2006


                                                                    SUBACCOUNTS
                                     -------------------------------------------------------------------------

                                                                  PROFUND VP
                                      PROFUND VP    PROFUND VP     CONSUMER      PROFUND VP     PROFUND VP OIL
                                      ULTRABULL        BULL        SERVICES    CONSUMER GOODS        & GAS
                                     -----------   ------------   ----------   --------------   --------------


ASSETS
  Investment in the portfolios, at
     value........................   $53,893,149   $227,054,250   $6,498,547      $18,574,189     $143,519,769
                                     -----------   ------------   ----------      -----------     ------------
  Net Assets......................   $53,893,149   $227,054,250   $6,498,547      $18,574,189     $143,519,769
                                     ===========   ============   ==========      ===========     ============

NET ASSETS, representing:
  Accumulation units..............   $53,893,149   $227,054,250   $6,498,547      $18,574,189     $143,519,769
                                     -----------   ------------   ----------      -----------     ------------
                                     $53,893,149   $227,054,250   $6,498,547      $18,574,189     $143,519,769
                                     ===========   ============   ==========      ===========     ============
  Units outstanding...............     4,654,736     18,245,182      601,586        1,569,847        7,128,072
                                     ===========   ============   ==========      ===========     ============
  Portfolio shares held...........     2,260,619      7,468,890      202,953          554,785        2,786,251
  Portfolio net asset value per
     share........................   $     23.84   $      30.40   $    32.02      $     33.48     $      51.51
  Investment in portfolio shares,
     at cost......................   $53,041,797   $223,320,581   $6,368,183      $18,010,757     $143,436,707


STATEMENT OF OPERATIONS
For the period ended December 31, 2006


                                                                    SUBACCOUNTS
                                     -------------------------------------------------------------------------

                                                                  PROFUND VP
                                      PROFUND VP    PROFUND VP     CONSUMER      PROFUND VP     PROFUND VP OIL
                                      ULTRABULL        BULL        SERVICES    CONSUMER GOODS        & GAS
                                     -----------   ------------   ----------   --------------   --------------


INVESTMENT INCOME
  Dividend income.................    $  139,836    $   356,220     $      0       $   13,509      $         0
                                     -----------   ------------   ----------      -----------     ------------

EXPENSES
  Charges to contract owners for
     assuming mortality risk and
     expense risk and for
     administration...............       627,918      2,370,010       93,040          206,923        2,487,719
                                     -----------   ------------   ----------      -----------     ------------

NET INVESTMENT INCOME (LOSS) .....      (488,082)    (2,013,790)     (93,040)        (193,414)      (2,487,719)
                                     -----------   ------------   ----------      -----------     ------------

NET REALIZED AND UNREALIZED GAIN
     (LOSS) ON INVESTMENTS
  Capital gains distributions
     received.....................     2,056,721      6,981,569            0                0       12,004,097
  Realized gain (loss) on shares
     redeemed.....................     4,958,959     10,459,900      684,732        1,183,557        6,809,884
  Net change in unrealized gain
     (loss) on investments........     1,292,214      3,245,814      169,135          603,230        2,711,001
                                     -----------   ------------   ----------      -----------     ------------

NET GAIN (LOSS) ON INVESTMENTS....     8,307,894     20,687,283      853,867        1,786,787       21,524,982
                                     -----------   ------------   ----------      -----------     ------------

NET INCREASE (DECREASE) IN NET
     ASSETS RESULTING FROM
     OPERATIONS...................   $ 7,819,812   $ 18,673,493   $  760,827      $ 1,593,373     $ 19,037,263
                                     ===========   ============   ==========      ===========     ============




   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


                                       A13

                                                SUBACCOUNTS (CONTINUED)
----------------------------------------------------------------------------------------------------------------------
                                PROFUND VP
                                   U.S.                       ACCESS VP
 PROFUND VP      PROFUND VP     GOVERNMENT     PROFUND VP     HIGH YIELD     PROFUND VP     PROFUND VP     PROFUND VP
  EUROPE 30      FINANCIALS        PLUS       HEALTH CARE        FUND       INDUSTRIALS      INTERNET         JAPAN
------------    -----------    -----------    -----------    -----------    -----------    -----------    ------------



$126,117,030    $44,680,815    $31,415,476    $63,921,312    $31,357,228     $9,580,709     $9,275,264     $67,826,530
------------    -----------    -----------    -----------    -----------     ----------    -----------    ------------
$126,117,030    $44,680,815    $31,415,476    $63,921,312    $31,357,228     $9,580,709     $9,275,264     $67,826,530
============    ===========    ===========    ===========    ===========     ==========    ===========    ============


$126,117,030    $44,680,815    $31,415,476    $63,921,312    $31,357,228     $9,580,709     $9,275,264     $67,826,530
------------    -----------    -----------    -----------    -----------     ----------    -----------    ------------
$126,117,030    $44,680,815    $31,415,476    $63,921,312    $31,357,228     $9,580,709     $9,275,264     $67,826,530
============    ===========    ===========    ===========    ===========     ==========    ===========    ============
   9,520,644      3,162,737      2,703,814      6,342,850      2,745,535        738,445        487,568       4,321,658
============    ===========    ===========    ===========    ===========     ==========    ===========    ============
   3,942,389      1,099,430      1,040,248      2,168,294      1,013,485        255,827        189,484       2,372,387
$      31.99    $     40.64    $     30.20    $     29.48    $     30.94     $    37.45     $    48.95     $     28.59
$119,676,918    $42,924,182    $32,263,127    $61,227,453    $30,867,189     $9,374,771    $ 9,584,896    $ 66,995,234






                                                SUBACCOUNTS (CONTINUED)
-----------------------------------------------------------------------------------------------------------------------
                                PROFUND VP
                                   U.S.                        ACCESS VP
 PROFUND VP      PROFUND VP     GOVERNMENT      PROFUND VP     HIGH YIELD     PROFUND VP     PROFUND VP     PROFUND VP
  EUROPE 30      FINANCIALS        PLUS        HEALTH CARE        FUND       INDUSTRIALS      INTERNET         JAPAN
------------    -----------    ------------    -----------    -----------    -----------    -----------    ------------



 $   367,723     $  171,666     $ 2,066,548     $        0     $1,723,236     $        0    $         0    $    615,937
------------    -----------    ------------    -----------    -----------     ----------    -----------    ------------




   1,478,939        556,440         924,042        713,005        403,999        258,408        167,029       1,249,422
------------    -----------    ------------    -----------    -----------     ----------    -----------    ------------

  (1,111,216)      (384,774)      1,142,506       (713,005)     1,319,237       (258,408)      (167,029)       (633,485)
------------    -----------    ------------    -----------    -----------     ----------    -----------    ------------



   2,102,028              0               0              0              0              0      1,363,886      18,287,139
   7,039,898      3,353,809      (1,281,442)       588,598        344,924        852,573     (1,629,737)     (2,689,478)

   4,950,596      1,209,156      (2,707,111)     2,510,295        712,106        196,213       (126,298)    (15,705,535)
------------    -----------    ------------    -----------    -----------     ----------    -----------    ------------

  14,092,522      4,562,965      (3,988,553)     3,098,893      1,057,030      1,048,786       (392,149)       (107,874)
------------    -----------    ------------    -----------    -----------     ----------    -----------    ------------



$ 12,981,306    $ 4,178,191    $ (2,846,047)   $ 2,385,888    $ 2,376,267     $  790,378    $  (559,178)   $   (741,359)
============    ===========    ============    ===========    ===========     ==========    ===========    ============




   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


                                       A14

                             FINANCIAL STATEMENTS OF
                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                    VARIABLE ACCOUNT B ("VARIABLE ACCOUNT B")

STATEMENT OF NET ASSETS
December 31, 2006


                                                                    SUBACCOUNTS
                                -----------------------------------------------------------------------------------

                                   PROFUND VP     PROFUND VP MID-   PROFUND VP MID-      PROFUND VP      PROFUND VP
                                PRECIOUS METALS      CAP GROWTH        CAP VALUE      PHARMACEUTICALS   REAL ESTATE
                                ---------------   ---------------   ---------------   ---------------   -----------


ASSETS
  Investment in the
     portfolios, at value.....    $124,745,013        $67,092,368      $104,430,109       $21,075,366   $69,717,021
                                  ------------        -----------      ------------       -----------   -----------
  Net Assets..................    $124,745,013        $67,092,368      $104,430,109       $21,075,366   $69,717,021
                                  ============        ===========      ============       ===========   ===========

NET ASSETS, representing:
  Accumulation units..........    $124,745,013        $67,092,368      $104,430,109       $21,075,366   $69,717,021
                                  ------------        -----------      ------------       -----------   -----------
                                  $124,745,013        $67,092,368      $104,430,109       $21,075,366   $69,717,021
                                  ============        ===========      ============       ===========   ===========
  Units outstanding...........       7,735,448          5,245,813         6,923,953         2,412,795     3,041,223
                                  ============        ===========      ============       ===========   ===========
  Portfolio shares held.......       2,848,060          1,937,966         3,217,194           834,008     1,062,112
  Portfolio net asset value
     per share................    $      43.80        $     34.62      $      32.46       $     25.27   $     65.64
  Investment in portfolio
     shares, at cost..........    $122,432,980        $66,478,943      $102,865,715       $21,456,246   $68,753,500


STATEMENT OF OPERATIONS
For the period ended December 31, 2006


                                                                     SUBACCOUNTS
                                 -----------------------------------------------------------------------------------

                                    PROFUND VP     PROFUND VP MID-   PROFUND VP MID-      PROFUND VP      PROFUND VP
                                 PRECIOUS METALS      CAP GROWTH        CAP VALUE      PHARMACEUTICALS   REAL ESTATE
                                 ---------------   ---------------   ---------------   ---------------   -----------


INVESTMENT INCOME
  Dividend income.............       $   898,180       $         0       $    17,962        $   79,636   $   350,285
                                   -------------      ------------     -------------        ----------   -----------

EXPENSES
  Charges to contract owners
     for assuming mortality
     risk and expense risk and
     for administration.......         2,106,874         1,265,176         1,456,093           352,721       981,500
                                   -------------      ------------     -------------        ----------   -----------

NET INVESTMENT INCOME (LOSS)
     .........................        (1,208,694)       (1,265,176)       (1,438,131)         (273,085)     (631,215)
                                   -------------      ------------     -------------        ----------   -----------


NET REALIZED AND UNREALIZED
     GAIN (LOSS) ON
     INVESTMENTS
  Capital gains distributions
     received.................                 0         3,054,267        14,030,368                 0     3,423,208
  Realized gain (loss) on
     shares redeemed..........        12,193,224         2,754,112        (4,556,685)        1,499,730     8,427,031
  Net change in unrealized
     gain (loss) on
     investments..............        (9,537,818)         (283,403)          970,217          (555,287)    1,937,485
                                   -------------      ------------     -------------        ----------   -----------

NET GAIN (LOSS) ON
     INVESTMENTS..............         2,655,406         5,524,976        10,443,900           944,443    13,787,724
                                   -------------      ------------     -------------        ----------   -----------

NET INCREASE (DECREASE) IN NET
     ASSETS RESULTING FROM
     OPERATIONS...............     $   1,446,712      $  4,259,800     $   9,005,769        $  671,358   $13,156,509
                                   =============      ============     =============        ==========   ===========




   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


                                       A15

                                                  SUBACCOUNTS (CONTINUED)
---------------------------------------------------------------------------------------------------------------------------
 PROFUND VP                                      PROFUND VP                                     PROFUND VP      PROFUND VP
RISING RATES     PROFUND VP      PROFUND VP      SMALL-CAP       PROFUND VP      PROFUND VP    SHORT SMALL-      SMALL-CAP
 OPPORTUNITY        OTC        SEMICONDUCTOR       GROWTH      SHORT MID-CAP     SHORT OTC          CAP            VALUE
------------    -----------    -------------    -----------    -------------    -----------    ------------    ------------



 $70,970,264    $67,277,076       $5,953,235    $79,247,181       $5,103,715    $23,704,012     $12,447,786    $100,514,672
 -----------    -----------      -----------    -----------      -----------    -----------     -----------    ------------
 $70,970,264    $67,277,076       $5,953,235    $79,247,181       $5,103,715    $23,704,012     $12,447,786    $100,514,672
 ===========    ===========      ===========    ===========      ===========    ===========     ===========    ============


 $70,970,264    $67,277,076       $5,953,235    $79,247,181       $5,103,715    $23,704,012     $12,447,786    $100,514,672
 -----------    -----------      -----------    -----------      -----------    -----------     -----------    ------------
 $70,970,264    $67,277,076       $5,953,235    $79,247,181       $5,103,715    $23,704,012     $12,447,786    $100,514,672
 ===========    ===========      ===========    ===========      ===========    ===========     ===========    ============
  10,313,304      7,599,738          842,301      5,414,930          616,685      4,161,359       1,564,369       6,877,715
 ===========    ===========      ===========    ===========      ===========    ===========     ===========    ============
   3,428,515      4,249,973          292,542      2,436,126          201,092      1,303,851         853,758       2,743,304
 $     20.70    $     15.83       $    20.35    $     32.53       $    25.38    $     18.18     $     14.58    $      36.64

 $69,817,090    $67,182,681      $ 6,137,666    $78,305,753      $ 5,072,845    $23,312,711     $12,369,425    $ 99,200,159






                                                    SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------
 PROFUND VP                                       PROFUND VP                                      PROFUND VP       PROFUND VP
RISING RATES     PROFUND VP       PROFUND VP      SMALL-CAP       PROFUND VP      PROFUND VP     SHORT SMALL-      SMALL-CAP
 OPPORTUNITY         OTC        SEMICONDUCTOR       GROWTH      SHORT MID-CAP      SHORT OTC          CAP            VALUE
------------    ------------    -------------    -----------    -------------    ------------    ------------    -------------



 $ 1,078,950     $         0      $         0    $         0      $    50,734     $   489,399     $   272,445      $         0
 -----------     -----------      -----------    -----------      -----------     -----------     -----------      -----------




   1,287,556       1,237,003          137,267      1,726,667          103,138         946,027         443,311        1,206,043
 -----------     -----------      -----------    -----------      -----------     -----------     -----------      -----------

    (208,606)     (1,237,003)        (137,267)    (1,726,667)         (52,404)       (456,628)       (170,866)      (1,206,043)
 -----------     -----------      -----------    -----------      -----------     -----------     -----------      -----------




           0               0           99,030     17,365,750                0               0               0        3,789,620

   4,441,437         814,666       (1,665,247)    (3,469,243)      (2,071,813)     (3,199,061)     (4,889,151)       4,788,329

   2,893,448         397,615          441,315       (857,842)          29,034        (473,315)         45,479          820,990
 -----------     -----------      -----------    -----------      -----------     -----------     -----------      -----------

   7,334,885       1,212,281       (1,124,902)    13,038,665       (2,042,779)     (3,672,376)     (4,843,672)       9,398,939
 -----------     -----------      -----------    -----------      -----------     -----------     -----------      -----------



  $7,126,279     $   (24,722)     $(1,262,169)   $11,311,998      $(2,095,183)    $(4,129,004)    $(5,014,538)     $ 8,192,896
 ===========     ===========      ===========    ===========      ===========     ===========     ===========      ===========




   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


                                       A16

                             FINANCIAL STATEMENTS OF
                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                    VARIABLE ACCOUNT B ("VARIABLE ACCOUNT B")

STATEMENT OF NET ASSETS
December 31, 2006


                                                                     SUBACCOUNTS
                                   -------------------------------------------------------------------------------

                                    PROFUND VP       PROFUND VP        PROFUND VP     PROFUND VP      PROFUND VP
                                    TECHNOLOGY   TELECOMMUNICATIONS   ULTRAMID-CAP     ULTRAOTC     ULTRASMALL-CAP
                                   -----------   ------------------   ------------   ------------   --------------


ASSETS
  Investment in the portfolios,
     at value...................   $14,523,954          $44,101,064    $78,716,867    $64,704,885      $56,994,100
                                   -----------          -----------    -----------   ------------      -----------
  Net Assets....................   $14,523,954          $44,101,064    $78,716,867    $64,704,885      $56,994,100
                                   ===========          ===========    ===========   ============      ===========

NET ASSETS, representing:
  Accumulation units............   $14,523,954          $44,101,064    $78,716,867    $64,704,885      $56,994,100
                                   -----------          -----------    -----------   ------------      -----------
                                   $14,523,954          $44,101,064    $78,716,867    $64,704,885      $56,994,100
                                   ===========          ===========    ===========   ============      ===========
  Units outstanding.............     2,300,676            5,122,795      4,459,972     40,480,462        3,417,950
                                   ===========          ===========    ===========   ============      ===========
  Portfolio shares held.........       983,342            2,450,059      2,361,034      3,085,593        2,103,103
  Portfolio net asset value per
     share......................   $     14.77          $     18.00    $     33.34    $     20.97      $     27.10
  Investment in portfolio
     shares, at cost............   $14,402,966          $42,109,579    $80,298,941   $ 65,712,509      $57,311,586


STATEMENT OF OPERATIONS
For the period ended December 31, 2006


                                                                      SUBACCOUNTS
                                   --------------------------------------------------------------------------------

                                    PROFUND VP       PROFUND VP        PROFUND VP      PROFUND VP      PROFUND VP
                                    TECHNOLOGY   TELECOMMUNICATIONS   ULTRAMID-CAP      ULTRAOTC     ULTRASMALL-CAP
                                   -----------   ------------------   ------------   -------------   --------------


INVESTMENT INCOME
  Dividend income...............    $        0           $  219,295    $         0    $          0       $   16,534
                                    ----------          -----------    -----------    ------------      -----------

EXPENSES
  Charges to contract owners for
     assuming mortality risk and
     expense risk and for
     administration.............       215,221              506,475      1,316,406         937,357          817,621
                                    ----------          -----------    -----------    ------------      -----------

NET INVESTMENT INCOME (LOSS)....      (215,221)            (287,180)    (1,316,406)       (937,357)        (801,087)
                                    ----------          -----------    -----------    ------------      -----------

NET REALIZED AND UNREALIZED GAIN
     (LOSS) ON INVESTMENTS
  Capital gains distributions
     received...................     1,215,827                    0     11,946,631      26,656,831                0
  Realized gain (loss) on shares
     redeemed...................      (751,448)           4,414,990     (7,174,886)    (30,314,358)       7,310,972
  Net change in unrealized gain
     (loss) on investments......       719,026            2,414,952       (124,376)      5,426,521        1,149,610
                                    ----------          -----------    -----------    ------------      -----------

NET GAIN (LOSS) ON INVESTMENTS..     1,183,405            6,829,942      4,647,369       1,768,994        8,460,582
                                    ----------          -----------    -----------    ------------      -----------

NET INCREASE (DECREASE) IN NET
     ASSETS RESULTING FROM
     OPERATIONS.................    $  968,184          $ 6,542,762    $ 3,330,963    $    831,637      $ 7,659,495
                                    ==========          ===========    ===========    ============      ===========




   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


                                       A17

                                                  SUBACCOUNTS (CONTINUED)
---------------------------------------------------------------------------------------------------------------------------
                 PROFUND VP     PROFUND VP                                                                       AIM V.I.
 PROFUND VP      LARGE-CAP       LARGE-CAP                                  RYDEX INVERSE       AIM V.I.        FINANCIAL
  UTILITIES        GROWTH          VALUE       RYDEX NOVA     RYDEX OTC        S&P 500       DYNAMICS FUND    SERVICES FUND
------------    -----------    ------------    ----------    -----------    -------------    -------------    -------------




$103,909,704    $75,650,121    $152,132,150    $7,255,497    $24,010,626       $  736,343      $66,083,698      $75,553,307
------------    -----------    ------------    ----------    -----------       ----------      -----------      -----------
$103,909,704    $75,650,121    $152,132,150    $7,255,497    $24,010,626       $  736,343      $66,083,698      $75,553,307
============    ===========    ============    ==========    ===========       ==========      ===========      ===========


$103,909,704    $75,650,121    $152,132,150    $7,255,497    $24,010,626       $  736,343      $66,083,698      $75,553,307
------------    -----------    ------------    ----------    -----------       ----------      -----------      -----------
$103,909,704    $75,650,121    $152,132,150    $7,255,497    $24,010,626       $  736,343      $66,083,698      $75,553,307
============    ===========    ============    ==========    ===========       ==========      ===========      ===========
   7,381,263      6,835,604      12,385,897       949,995      3,716,598           85,606        5,239,057        4,622,845
============    ===========    ============    ==========    ===========       ==========      ===========      ===========
   2,982,483      2,206,830       3,801,403       719,078      1,560,145          167,732        3,853,277        4,339,650
$      34.84    $     34.28    $      40.02    $    10.09    $     15.39       $     4.39      $     17.15      $     17.41
$ 97,975,580    $71,981,525    $148,073,077    $5,075,999    $35,387,611       $1,091,647      $61,340,718      $63,453,059






                                                   SUBACCOUNTS (CONTINUED)
-----------------------------------------------------------------------------------------------------------------------------
                 PROFUND VP      PROFUND VP                                                                        AIM V.I.
 PROFUND VP       LARGE-CAP       LARGE-CAP                                   RYDEX INVERSE       AIM V.I.        FINANCIAL
  UTILITIES        GROWTH           VALUE       RYDEX NOVA      RYDEX OTC        S&P 500       DYNAMICS FUND    SERVICES FUND
------------    ------------    ------------    ----------    ------------    -------------    -------------    -------------



 $ 1,458,457     $         0     $   147,931    $   85,479     $         0        $  57,497      $         0       $1,118,417
------------    ------------    ------------    ----------     -----------        ---------      -----------      -----------




   1,309,360       1,037,442       1,329,592        98,063         364,781           12,861        1,183,230        1,072,379
------------    ------------    ------------    ----------     -----------        ---------      -----------      -----------

     149,097      (1,037,442)     (1,181,661)      (12,584)       (364,781)          44,636       (1,183,230)          46,038
------------    ------------    ------------    ----------     -----------        ---------      -----------      -----------



           0         888,115       1,264,432             0               0                0                0          431,961

   4,195,668       3,316,938      11,576,445       316,369      (6,335,698)        (135,002)      14,160,822        9,181,399

   8,419,690       1,705,934       2,659,173       864,041       7,628,032           16,020       (5,944,075)        (248,852)
------------    ------------    ------------    ----------     -----------        ---------      -----------      -----------

  12,615,358       5,910,987      15,500,050     1,180,410       1,292,334         (118,982)       8,216,747        9,364,508
------------    ------------    ------------    ----------     -----------        ---------      -----------      -----------



$ 12,764,455    $  4,873,545    $ 14,318,389    $1,167,826     $   927,553        $ (74,346)     $ 7,033,517      $ 9,410,546
============    ============    ============    ==========     ===========        =========      ===========      ===========




   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


                                       A18

                             FINANCIAL STATEMENTS OF
                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                    VARIABLE ACCOUNT B ("VARIABLE ACCOUNT B")

STATEMENT OF NET ASSETS
December 31, 2006


                                                                          SUBACCOUNTS
                               ------------------------------------------------------------------------------------------------

                                                                                                   WELLS FARGO     WELLS FARGO
                               AIM V.I. GLOBAL     AIM V.I.       WELLS FARGO      WELLS FARGO     ADVANTAGE VT    ADVANTAGE VT
                                 HEALTH CARE      TECHNOLOGY     ADVANTAGE VT      ADVANTAGE VT   C&B LARGE CAP   LARGE COMPANY
                                     FUND            FUND      ASSET ALLOCATION   EQUITY INCOME       VALUE            CORE
                               ---------------   -----------   ----------------   -------------   -------------   -------------


ASSETS
  Investment in the
     portfolios, at value...      $102,317,416   $62,385,894        $98,745,792     $38,998,300     $17,808,402     $21,202,351
                                  ------------   -----------        -----------     -----------     -----------     -----------
  Net Assets................      $102,317,416   $62,385,894        $98,745,792     $38,998,300     $17,808,402     $21,202,351
                                  ============   ===========        ===========     ===========     ===========     ===========

NET ASSETS, representing:
  Accumulation units........      $102,317,416   $62,385,894        $98,745,792     $38,998,300     $17,808,402     $21,202,351
                                  ------------   -----------        -----------     -----------     -----------     -----------
                                  $102,317,416   $62,385,894        $98,745,792     $38,998,300     $17,808,402     $21,202,351
                                  ============   ===========        ===========     ===========     ===========     ===========
  Units outstanding.........         7,589,339    10,801,420          3,848,459       2,821,977       1,591,535       1,079,378
                                  ============   ===========        ===========     ===========     ===========     ===========
  Portfolio shares held.....         4,756,737     4,449,778          6,988,379       1,974,597       1,584,378       1,359,997
  Portfolio net asset value
     per share..............      $      21.51   $     14.02        $     14.13     $     19.75     $     11.24     $     15.59
  Investment in portfolio
     shares, at cost........      $ 85,344,071   $51,396,985        $92,474,671     $32,875,176     $12,836,906     $23,378,639


STATEMENT OF OPERATIONS
For the period ended December 31, 2006


                                                                            SUBACCOUNTS
                                 ------------------------------------------------------------------------------------------------

                                                                                                     WELLS FARGO     WELLS FARGO
                                 AIM V.I. GLOBAL     AIM V.I.       WELLS FARGO      WELLS FARGO     ADVANTAGE VT    ADVANTAGE VT
                                   HEALTH CARE      TECHNOLOGY     ADVANTAGE VT      ADVANTAGE VT   C&B LARGE CAP   LARGE COMPANY
                                       FUND            FUND      ASSET ALLOCATION   EQUITY INCOME       VALUE            CORE
                                 ---------------   -----------   ----------------   -------------   -------------   -------------


INVESTMENT INCOME
  Dividend income.............       $         0    $        0        $ 2,414,397      $  499,641      $  253,171     $   141,788
                                   -------------   -----------        -----------     -----------     -----------    ------------

EXPENSES
  Charges to contract owners
     for assuming mortality
     risk and expense risk and
     for administration.......         1,648,441       927,085          1,511,034         502,237         243,157         305,719
                                   -------------   -----------        -----------     -----------     -----------    ------------

NET INVESTMENT INCOME (LOSS)
     .........................        (1,648,441)     (927,085)           903,363          (2,596)         10,014        (163,931)
                                   -------------   -----------        -----------     -----------     -----------    ------------

NET REALIZED AND UNREALIZED
     GAIN (LOSS) ON
     INVESTMENTS
  Capital gains distributions
     received.................                 0             0          1,193,735          63,843               0               0
  Realized gain (loss) on
     shares redeemed..........        10,463,229     3,518,452         (1,410,178)      1,618,833       1,054,385      (4,106,694)
  Net change in unrealized
     gain (loss) on
     investments..............        (5,351,631)    3,057,764          9,617,815       3,325,673       2,183,118       6,963,692
                                   -------------   -----------        -----------     -----------     -----------    ------------

NET GAIN (LOSS) ON
     INVESTMENTS..............         5,111,598     6,576,216          9,401,372       5,008,349       3,237,503       2,856,998
                                   -------------   -----------        -----------     -----------     -----------    ------------

NET INCREASE (DECREASE) IN NET
     ASSETS RESULTING FROM
     OPERATIONS...............     $   3,463,157   $ 5,649,131        $10,304,735     $ 5,005,753     $ 3,247,517    $  2,693,067
                                   =============   ===========        ===========     ===========     ===========    ============




   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


                                       A19

                                                      SUBACCOUNTS (CONTINUED)
----------------------------------------------------------------------------------------------------------------------------------
WELLS FARGO                                                                                                                 COLUM-
 ADVANTAGE    WELLS FARGO                WELLS FARGO                  AST FIRST      AST FIRST                                BIA
     VT      ADVANTAGE VT   WELLS FARGO   ADVANTAGE    WELLS FARGO      TRUST      TRUST CAPITAL       AST        COLUMBIA   HIGH
  INTERNA-       LARGE     ADVANTAGE VT       VT      ADVANTAGE VT     BALANCED     APPRECIATION     ADVANCED       HIGH     YIELD
   TIONAL       COMPANY        MONEY      SMALL CAP   TOTAL RETURN      TARGET         TARGET       STRATEGIES     YIELD     FUND
    CORE        GROWTH        MARKET        GROWTH        BOND        PORTFOLIO      PORTFOLIO      PORTFOLIO     FUND VS     VS
-----------  ------------  ------------  -----------  ------------  -------------  -------------  -------------  ---------  ------




 $2,665,928   $10,629,247   $25,268,127   $5,302,928   $13,713,815   $459,437,976   $498,976,583   $537,412,586   $463,225   $   0
 ----------   -----------   -----------   ----------   -----------   ------------   ------------   ------------   --------   -----
 $2,665,928   $10,629,247   $25,268,127   $5,302,928   $13,713,815   $459,437,976   $498,976,583   $537,412,586   $463,225   $   0
 ==========   ===========   ===========   ==========   ===========   ============   ============   ============   ========   =====


 $2,665,928   $10,629,247   $25,268,127   $5,302,928   $13,713,815   $459,437,976   $498,976,583   $537,412,586   $463,225   $   0
 ----------   -----------   -----------   ----------   -----------   ------------   ------------   ------------   --------   -----
 $2,665,928   $10,629,247   $25,268,127   $5,302,928   $13,713,815   $459,437,976   $498,976,583   $537,412,586   $463,225   $   0
 ==========   ===========   ===========   ==========   ===========   ============   ============   ============   ========   =====
    240,001     1,164,432     1,926,769      441,783     1,003,059     43,588,111     47,802,399     50,595,548     43,213       0
 ==========   ===========   ===========   ==========   ===========   ============   ============   ============   ========   =====
    270,104     1,108,368    25,268,125      532,422     1,397,942     42,858,020     46,984,612     49,760,425     40,211       0

 $     9.87   $      9.59   $      1.00   $     9.96   $      9.81   $      10.72   $      10.62   $      10.80   $  11.52   $0.00

 $2,087,246   $ 9,276,846   $25,268,127   $3,975,465   $14,332,424   $433,768,065   $469,425,358   $507,161,967   $444,883   $   0






                                                   SUBACCOUNTS (CONTINUED)
----------------------------------------------------------------------------------------------------------------------------
  WELLS       WELLS
  FARGO       FARGO                               WELLS FARGO                  AST FIRST
ADVANTAGE   ADVANTAGE   WELLS FARGO  WELLS FARGO   ADVANTAGE     AST FIRST       TRUST
    VT          VT       ADVANTAGE    ADVANTAGE        VT          TRUST        CAPITAL         AST      COLUMBIA   COLUMBIA
 INTERNA-     LARGE          VT           VT         TOTAL       BALANCED    APPRECIATION    ADVANCED      HIGH       HIGH
  TIONAL     COMPANY       MONEY      SMALL CAP      RETURN       TARGET        TARGET      STRATEGIES     YIELD     YIELD
   CORE       GROWTH       MARKET       GROWTH        BOND       PORTFOLIO     PORTFOLIO     PORTFOLIO    FUND VS   FUND VS
---------  -----------  -----------  -----------  -----------  ------------  ------------  ------------  --------  ---------



 $ 41,863    $       0   $1,138,763   $        0    $ 667,243   $         0   $         0   $         0   $11,870   $ 34,224
 --------    ---------   ----------   ----------    ---------   -----------   -----------   -----------   -------   --------



   38,264      164,276      377,432       76,334      221,437     3,177,503     3,612,451     3,845,600     3,245      1,964
 --------    ---------   ----------   ----------    ---------   -----------   -----------   -----------   -------   --------

    3,599     (164,276)     761,331      (76,334)     445,806    (3,177,503)   (3,612,451)   (3,845,600)    8,625     32,260
 --------    ---------   ----------   ----------    ---------   -----------   -----------   -----------   -------   --------



  102,448            0            0      130,376            0             0             0             0     4,037          0

  304,265     (575,186)           0     (224,048)    (132,080)     (194,131)     (612,530)       40,436       220     (5,083)

   43,521      729,877            0    1,172,977       (5,224)   25,669,911    29,551,225    30,250,619    18,342    (22,127)
 --------    ---------   ----------   ----------    ---------   -----------   -----------   -----------   -------   --------

  450,234      154,691            0    1,079,305     (137,304)   25,475,780    28,938,695    30,291,055    22,599    (27,210)
 --------    ---------   ----------   ----------    ---------   -----------   -----------   -----------   -------   --------


 $453,833    $  (9,585)  $  761,331   $1,002,971    $ 308,502   $22,298,277   $25,326,244   $26,445,455   $31,224   $  5,050
 ========    =========   ==========   ==========    =========   ===========   ===========   ===========   =======   ========




   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


                                       A20

                             FINANCIAL STATEMENTS OF
                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                    VARIABLE ACCOUNT B ("VARIABLE ACCOUNT B")

STATEMENT OF NET ASSETS
December 31, 2006


                                                                       SUBACCOUNTS
                                                           ----------------------------------
                                                           COLUMBIA ASSET    COLUMBIA FEDERAL
                                                            ALLOCATION VS      SECURITIES VS
                                                           --------------    ----------------


ASSETS
  Investment in the portfolios, at value................      $12,860,981          $2,016,390
  Receivable from American Skandia Life Assurance
     Corporation........................................          763,241             385,257
                                                              -----------          ----------
  Total Assets..........................................       13,624,222           2,401,647

LIABILITIES
  Payable to former unitholders.........................          467,438             285,849
                                                              -----------          ----------

NET ASSETS
  Attributable to accumulation units....................      $13,156,784          $2,115,798
                                                              ===========          ==========

  Units outstanding.....................................          861,185             194,823
                                                              ===========          ==========
  Portfolio shares held.................................          812,957             192,404
  Portfolio net asset value per share...................      $     15.82          $    10.48
  Investment in portfolio shares, at cost...............      $ 9,684,515          $2,095,424


STATEMENT OF OPERATIONS
For the period ended December 31, 2006


                                                                       SUBACCOUNTS
                                                           ----------------------------------
                                                           COLUMBIA ASSET    COLUMBIA FEDERAL
                                                            ALLOCATION VS      SECURITIES VS
                                                           --------------    ----------------


INVESTMENT INCOME
  Dividend income.......................................       $  361,047            $151,995

EXPENSES
  Charges to the Contract owners for assuming mortality
     risk and expense risk and for administration.......          139,779              25,598
                                                               ----------            --------
NET INVESTMENT INCOME (LOSS)............................          221,268             126,397
                                                               ----------            --------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Capital gains distributions received..................          785,932                   0
  Realized gain (loss) on shares redeemed...............          964,540             (45,189)
  Net change in unrealized gain (loss) on investments...         (505,816)             (4,842)
                                                               ----------            --------
NET GAIN (LOSS) ON INVESTMENTS..........................        1,244,656             (50,031)
                                                               ----------            --------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS............................................       $1,465,924            $ 76,366
                                                               ==========            ========




   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


                                       A21

                             FINANCIAL STATEMENTS OF
                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                    VARIABLE ACCOUNT B ("VARIABLE ACCOUNT B")

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2006 and 2005


                                                                    SUBACCOUNTS
                                           -------------------------------------------------------------
                                            AST ALLIANCEBERNSTEIN GROWTH &   AST T. ROWE PRICE LARGE-CAP
                                                   INCOME PORTFOLIO                GROWTH PORTFOLIO
                                           -------------------------------   ---------------------------
                                             01/01/2006       01/01/2005      01/01/2006     01/01/2005
                                                 TO               TO              TO             TO
                                             12/31/2006       12/31/2005      12/31/2006     12/31/2005
                                           --------------   --------------   ------------   ------------


OPERATIONS
  Net investment income (loss)..........   $  (16,181,954)  $  (14,006,489)  $ (4,371,904)  $ (2,945,761)
  Capital gains distributions received..                0                0              0              0
  Realized gain (loss) on shares
     redeemed...........................      200,478,461       (3,299,273)    17,561,796     11,280,036
  Net change in unrealized gain (loss)
     on investments.....................      140,289,258       99,118,533     (1,423,663)    18,566,883
                                           --------------   --------------   ------------   ------------

NET INCREASE (DECREASE) IN NET ASSETS
     RESULTING FROM OPERATIONS..........      324,585,765       81,812,771     11,766,229     26,901,158
                                           --------------   --------------   ------------   ------------

CONTRACT OWNER TRANSACTIONS
  Contract owner net payments...........       72,467,757      719,009,542     78,480,816      9,294,145
  Surrenders, withdrawals and death
     benefits...........................     (260,393,296)    (241,526,997)   (32,763,238)   (31,387,347)
  Net transfers between other
     subaccounts or fixed rate option...     (610,591,030)      49,590,154      6,443,025     38,455,952
  Withdrawal and other charges..........       (1,539,243)      (1,533,317)      (183,373)      (181,011)
                                           --------------   --------------   ------------   ------------

NET INCREASE (DECREASE) IN NET ASSETS
     RESULTING FROM CONTRACT OWNER
     TRANSACTIONS.......................     (800,055,812)     525,539,382     51,977,230     16,181,739
                                           --------------   --------------   ------------   ------------

TOTAL INCREASE (DECREASE) IN NET
  ASSETS................................     (475,470,047)     607,352,153     63,743,459     43,082,897

NET ASSETS
  Beginning of period...................    2,733,461,445    2,126,109,292    248,066,482    204,983,585
                                           --------------   --------------   ------------   ------------
  End of period.........................   $2,257,991,398   $2,733,461,445   $311,809,941   $248,066,482
                                           ==============   ==============   ============   ============

  Beginning units.......................      167,796,720      111,668,550     18,693,659     17,249,071
                                           --------------   --------------   ------------   ------------
  Units issued..........................       48,015,062      134,350,814     22,925,833     11,356,800
  Units redeemed........................      (95,870,394)     (78,222,644)   (16,001,703)    (9,912,212)
                                           --------------   --------------   ------------   ------------
  Ending units..........................      119,941,388      167,796,720     25,617,789     18,693,659
                                           ==============   ==============   ============   ============




   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


                                       A22

                                      SUBACCOUNTS (CONTINUED)
--------------------------------------------------------------------------------------------------
 AST AMERICAN CENTURY INCOME
              &                     AST AMERICAN CENTURY                 AST MONEY MARKET
      GROWTH PORTFOLIO          STRATEGIC BALANCED PORTFOLIO                 PORTFOLIO
----------------------------    ----------------------------    ----------------------------------
 01/01/2006      01/01/2005      01/01/2006      01/01/2005        01/01/2006         01/01/2005
     TO              TO              TO              TO                TO                 TO
 12/31/2006      12/31/2005      12/31/2006      12/31/2005        12/31/2006         12/31/2005
------------    ------------    ------------    ------------    ---------------    ---------------



$  1,113,509    $  1,034,780    $    943,753    $    410,067    $    56,250,272    $    22,174,543
           0               0       4,489,838               0                  0                  0
  28,841,039      24,760,461      11,836,286       7,128,261                  0                  0
  20,219,074     (14,591,775)     (3,872,371)     (1,479,247)                 0                  0
------------    ------------    ------------    ------------    ---------------    ---------------


  50,173,622      11,203,466      13,397,506       6,059,081         56,250,272         22,174,543
------------    ------------    ------------    ------------    ---------------    ---------------


  11,098,124      17,276,914       8,805,872       9,164,929        638,642,435        754,392,878
 (52,544,977)    (52,735,281)    (31,390,146)    (31,725,155)      (863,310,055)      (843,419,526)

 (18,286,628)    (37,956,891)    (21,741,949)     (9,924,492)       161,633,520        338,087,230
    (307,511)       (345,851)       (129,391)       (149,744)        (1,201,239)        (1,197,000)
------------    ------------    ------------    ------------    ---------------    ---------------



 (60,040,992)    (73,761,109)    (44,455,614)    (32,634,462)       (64,235,339)       247,863,582
------------    ------------    ------------    ------------    ---------------    ---------------

  (9,867,370)    (62,557,643)    (31,058,108)    (26,575,381)        (7,985,067)       270,038,125


 382,330,974     444,888,617     199,851,506     226,426,887      1,610,700,235      1,340,662,110
------------    ------------    ------------    ------------    ---------------    ---------------
$372,463,604    $382,330,974    $168,793,398    $199,851,506    $ 1,602,715,168    $ 1,610,700,235
============    ============    ============    ============    ===============    ===============

  27,143,236      32,369,257      13,906,692      15,965,075        139,358,491        113,670,469
------------    ------------    ------------    ------------    ---------------    ---------------
   6,764,829       7,855,320       3,615,205       5,049,767      1,054,255,094      1,391,411,926
 (10,774,998)    (13,081,341)     (6,448,213)     (7,108,150)    (1,056,011,313)    (1,365,723,904)
------------    ------------    ------------    ------------    ---------------    ---------------
  23,133,067      27,143,236      11,073,684      13,906,692        137,602,272        139,358,491
============    ============    ============    ============    ===============    ===============




   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


                                       A23

                             FINANCIAL STATEMENTS OF
                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                    VARIABLE ACCOUNT B ("VARIABLE ACCOUNT B")

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2006 and 2005


                                                                   SUBACCOUNTS
                             ---------------------------------------------------------------------------------------
                              AST COHEN & STEERS REALTY       AST GLOBAL ALLOCATION        AST DEAM LARGE-CAP VALUE
                                      PORTFOLIO                     PORTFOLIO                      PORFOLIO
                             ---------------------------   ---------------------------   ---------------------------
                              01/01/2006     01/01/2005     01/01/2006     01/01/2005     01/01/2006     01/01/2005
                                  TO             TO             TO             TO             TO             TO
                              12/31/2006     12/31/2005     12/31/2006     12/31/2005     12/31/2006     12/31/2005
                             ------------   ------------   ------------   ------------   ------------   ------------


OPERATIONS
  Net investment income
     (loss)...............   $ (1,004,035)  $   (161,521)  $  2,432,160   $  4,277,730   $ (1,602,179)  $ (1,026,199)
  Capital gains
     distributions
     received.............     60,422,848     28,912,256              0              0     18,920,075              0
  Realized gain (loss) on
     shares redeemed......     34,735,414     49,081,661        980,470     (5,698,716)     9,805,114      7,629,750
  Net change in unrealized
     gain (loss) on
     investments..........     39,522,547    (33,851,902)    13,141,544     12,065,574     13,676,224      4,627,535
                             ------------   ------------   ------------   ------------   ------------   ------------

NET INCREASE (DECREASE) IN
     NET ASSETS RESULTING
     FROM OPERATIONS......    133,676,774     43,980,494     16,554,174     10,644,588     40,799,234     11,231,086
                             ------------   ------------   ------------   ------------   ------------   ------------

CONTRACT OWNER
     TRANSACTIONS
  Contract owner net
     payments.............     31,805,661     33,315,080      6,213,317      7,348,919     23,259,948     19,186,579
  Surrenders, withdrawals
     and death benefits...    (59,117,248)   (45,064,708)   (31,220,838)   (33,035,402)   (26,319,847)   (16,132,933)
  Net transfers between
     other subaccounts or
     fixed rate option....     27,874,779    (49,932,581)    (9,864,015)   (14,049,045)   119,981,532     19,062,325
  Withdrawal and other
     charges..............       (273,604)      (248,684)      (144,530)      (170,675)      (133,610)      (106,273)
                             ------------   ------------   ------------   ------------   ------------   ------------

NET INCREASE (DECREASE) IN
     NET ASSETS RESULTING
     FROM CONTRACT OWNER
     TRANSACTIONS.........        289,588    (61,930,893)   (35,016,066)   (39,906,203)   116,788,023     22,009,698
                             ------------   ------------   ------------   ------------   ------------   ------------

TOTAL INCREASE (DECREASE)
     IN NET ASSETS........    133,966,362    (17,950,399)   (18,461,892)   (29,261,615)   157,587,257     33,240,784
NET ASSETS
  Beginning of period.....    399,859,113    417,809,512    198,585,199    227,846,814    168,747,170    135,506,386
                             ------------   ------------   ------------   ------------   ------------   ------------
  End of period...........   $533,825,475   $399,859,113   $180,123,307   $198,585,199   $326,334,427   $168,747,170
                             ============   ============   ============   ============   ============   ============

  Beginning units.........     18,373,743     21,624,495     10,921,390     12,928,065     12,951,926     11,312,277
                             ------------   ------------   ------------   ------------   ------------   ------------
  Units issued............     12,127,342     12,173,343      2,198,703      2,502,187     17,771,303      9,206,629
  Units redeemed..........    (12,209,162)   (15,424,095)    (3,833,115)    (4,508,862)   (10,084,986)    (7,566,980)
                             ------------   ------------   ------------   ------------   ------------   ------------
  Ending units............     18,291,923     18,373,743      9,286,978     10,921,390     20,638,243     12,951,926
                             ============   ============   ============   ============   ============   ============




   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


                                       A24

                                                    SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------
  AST DEAM SMALL-CAP GROWTH       AST DEAM SMALL-CAP VALUE              AST HIGH YIELD              AST FEDERATED AGGRESSIVE
          PORTFOLIO                       PORTFOLIO                       PORTFOLIO                     GROWTH PORTFOLIO
----------------------------    ----------------------------    -----------------------------    -----------------------------
 01/01/2006      01/01/2005      01/01/2006      01/01/2005      01/01/2006       01/01/2005       01/01/2006      01/01/2005
     TO              TO              TO              TO              TO               TO               TO              TO
 12/31/2006      12/31/2005      12/31/2006      12/31/2005      12/31/2006       12/31/2005       12/31/2006      12/31/2005
------------    ------------    ------------    ------------    ------------    -------------    -------------    ------------




$ (3,427,658)   $ (3,901,249)   $ (1,443,921)   $ (1,594,787)   $ 40,888,100    $  39,653,627    $  (8,885,385)   $ (7,339,363)

           0               0       6,570,928       8,913,649               0                0       15,277,767      29,383,220

  30,652,148      27,654,428       3,472,631       2,819,457     (24,419,950)     (32,215,860)      35,408,830      10,795,726

 (14,654,965)    (30,326,565)      9,155,835     (11,591,426)     27,574,932      (10,199,371)      10,141,868       5,252,587
------------    ------------    ------------    ------------    ------------    -------------    -------------    ------------




  12,569,525      (6,573,386)     17,755,473      (1,453,107)     44,043,082       (2,761,604)      51,943,080      38,092,170
------------    ------------    ------------    ------------    ------------    -------------    -------------    ------------




   6,079,677       8,379,853      10,331,432      18,631,750      20,666,739       41,364,469       43,134,381     164,122,394

 (39,230,876)    (44,158,720)    (10,990,621)    (10,955,892)    (85,722,235)     (80,692,393)     (37,787,182)    (28,751,733)


 (24,080,643)    (36,712,414)     (8,512,466)     (5,613,869)    (22,338,500)    (179,996,552)    (102,944,252)     11,946,974

    (182,454)       (212,158)        (68,669)        (62,795)       (297,617)        (349,010)        (288,959)       (238,041)
------------    ------------    ------------    ------------    ------------    -------------    -------------    ------------





 (57,414,296)    (72,703,439)     (9,240,324)      1,999,194     (87,691,613)    (219,673,486)     (97,886,012)    147,079,594
------------    ------------    ------------    ------------    ------------    -------------    -------------    ------------



 (44,844,771)    (79,276,825)      8,515,149         546,087     (43,648,531)    (222,435,090)     (45,942,932)    185,171,764

 249,998,214     329,275,039     107,011,728     106,465,641     576,164,976      798,600,066      531,526,101     346,354,337
------------    ------------    ------------    ------------    ------------    -------------    -------------    ------------
$205,153,443    $249,998,214    $115,526,877    $107,011,728    $532,516,445    $ 576,164,976    $ 485,583,169    $531,526,101
============    ============    ============    ============    ============    =============    =============    ============

  25,315,162      33,205,933       7,609,139       7,655,375      39,066,844       53,426,855       36,135,866      24,666,221
------------    ------------    ------------    ------------    ------------    -------------    -------------    ------------
   5,488,644       4,319,995       4,729,371       8,057,149      30,713,191       48,530,350       19,688,730      33,195,577
 (11,353,064)    (12,210,766)     (5,432,858)     (8,103,385)    (36,018,859)     (62,890,361)     (26,237,554)    (21,725,932)
------------    ------------    ------------    ------------    ------------    -------------    -------------    ------------
  19,450,742      25,315,162       6,905,652       7,609,139      33,761,176       39,066,844       29,587,042      36,135,866
============    ============    ============    ============    ============    =============    =============    ============




   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


                                       A25

                             FINANCIAL STATEMENTS OF
                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                    VARIABLE ACCOUNT B ("VARIABLE ACCOUNT B")

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2006 and 2005


                                                                      SUBACCOUNTS
                             ---------------------------------------------------------------------------------------------
                                                                                                   AST GOLDMAN SACHS
                                  AST MID-CAP VALUE              AST SMALL-CAP VALUE              CONCENTRATED GROWTH
                                      PORTFOLIO                       PORTFOLIO                        PORTFOLIO
                             ---------------------------   -------------------------------   -----------------------------
                              01/01/2006     01/01/2005      01/01/2006       01/01/2005       01/01/2006      01/01/2005
                                  TO             TO              TO               TO               TO              TO
                              12/31/2006     12/31/2005      12/31/2006       12/31/2005       12/31/2006      12/31/2005
                             ------------   ------------   --------------   --------------   -------------   -------------


OPERATIONS
  Net investment income
     (loss)...............   $ (1,414,124)  $ (1,888,754)  $  (12,052,591)  $  (14,952,278)  $  (9,467,304)  $  (6,978,058)
  Capital gains
     distributions
     received.............     24,113,938              0       49,106,520      210,066,100               0               0
  Realized gain (loss) on
     shares redeemed......      9,068,100     14,910,459       75,487,984       25,154,647       2,233,701     (23,466,567)
  Net change in unrealized
     gain (loss) on
     investments..........    (15,319,813)    (6,977,168)      51,938,311     (173,554,505)     58,960,243      36,074,028
                             ------------   ------------   --------------   --------------   -------------   -------------

NET INCREASE (DECREASE) IN
     NET ASSETS RESULTING
     FROM OPERATIONS......     16,448,101      6,044,537      164,480,224       46,713,964      51,726,640       5,629,403
                             ------------   ------------   --------------   --------------   -------------   -------------

CONTRACT OWNER
     TRANSACTIONS
  Contract owner net
     payments.............      4,978,659     11,336,884       61,812,652      214,784,155       8,795,662      13,237,829
  Surrenders, withdrawals
     and death benefits...    (21,521,588)   (19,992,919)    (103,871,205)     (95,131,844)   (122,540,564)   (135,240,066)
  Net transfers between
     other subaccounts or
     fixed rate option....    (12,451,009)   (32,163,887)    (204,126,557)     (36,454,758)    (47,614,579)    (95,991,436)
  Withdrawal and other
     charges..............       (107,008)      (130,469)        (614,763)        (613,002)       (629,260)       (765,194)
                             ------------   ------------   --------------   --------------   -------------   -------------

NET INCREASE (DECREASE) IN
     NET ASSETS RESULTING
     FROM CONTRACT OWNER
     TRANSACTIONS.........    (29,100,946)   (40,950,391)    (246,799,873)      82,584,551    (161,988,741)   (218,758,867)
                             ------------   ------------   --------------   --------------   -------------   -------------

TOTAL INCREASE (DECREASE)
     IN NET ASSETS........    (12,652,845)   (34,905,854)     (82,319,649)     129,298,515    (110,262,101)   (213,129,464)

NET ASSETS
  Beginning of period.....    156,574,875    191,480,729    1,038,873,425      909,574,910     728,589,135     941,718,599
                             ------------   ------------   --------------   --------------   -------------   -------------
  End of period...........   $143,922,030   $156,574,875   $  956,553,776   $1,038,873,425   $ 618,327,034   $ 728,589,135
                             ============   ============   ==============   ==============   =============   =============

  Beginning units.........     12,416,153     15,879,105       60,672,388       53,183,535      33,370,561      42,899,031
                             ------------   ------------   --------------   --------------   -------------   -------------
  Units issued............      3,653,302      5,262,446       21,103,354       40,596,261       4,746,190       4,742,100
  Units redeemed..........     (6,009,771)    (8,725,398)     (34,181,344)     (33,107,408)    (11,042,701)    (14,270,570)
                             ------------   ------------   --------------   --------------   -------------   -------------
  Ending units............     10,059,684     12,416,153       47,594,398       60,672,388      27,074,050      33,370,561
                             ============   ============   ==============   ==============   =============   =============




   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


                                       A26

                                                    SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------

      AST GOLDMAN SACHS               AST GOLDMAN SACHS              AST LARGE-CAP VALUE                AST LORD ABBETT
  MID-CAP GROWTH PORTFOLIO        SMALL-CAP VALUE PORTFOLIO               PORTFOLIO                 BOND-DEBENTURE PORTFOLIO
----------------------------    ----------------------------    -----------------------------    -----------------------------
 01/01/2006      01/01/2005      01/01/2006      01/01/2005       01/01/2006      01/01/2005       01/01/2006      01/01/2005
     TO              TO              TO              TO               TO              TO               TO              TO
 12/31/2006      12/31/2005      12/31/2006      12/31/2005       12/31/2006      12/31/2005       12/31/2006      12/31/2005
------------    ------------    ------------    ------------    -------------    ------------    -------------    ------------



$ (5,820,374)   $ (5,643,591)   $ (2,476,547)   $ (2,896,735)   $  (4,840,018)   $ (3,751,419)   $  18,794,122    $ 10,548,741

           0               0      40,861,131      49,411,354       15,703,898               0        7,573,032       5,394,887

  37,821,668       9,231,335       6,638,358      12,222,162       24,034,460       9,529,009       (4,551,585)      2,244,305

 (17,480,348)      8,773,510     (11,558,393)    (51,735,363)      69,111,136      25,054,138       22,619,799     (18,217,889)
------------    ------------    ------------    ------------    -------------    ------------    -------------    ------------



  14,520,946      12,361,254      33,464,549       7,001,418      104,009,476      30,831,728       44,435,368         (29,956)
------------    ------------    ------------    ------------    -------------    ------------    -------------    ------------



  16,661,910     112,241,860         886,002       2,890,633       90,802,172      57,908,512       24,146,633     194,479,651

 (25,906,242)    (23,444,033)    (38,038,229)    (34,666,487)    (100,802,220)    (94,538,785)     (59,868,207)    (47,594,685)


 (86,761,342)     14,181,883     (28,704,675)    (40,099,722)     (58,492,297)     44,876,307      (88,472,891)     86,124,359
    (220,119)       (202,205)       (166,133)       (205,366)        (408,685)       (423,251)        (341,997)       (323,842)
------------    ------------    ------------    ------------    -------------    ------------    -------------    ------------




 (96,225,793)    102,777,505     (66,023,035)    (72,080,942)     (68,901,030)      7,822,783     (124,536,462)    232,685,483
------------    ------------    ------------    ------------    -------------    ------------    -------------    ------------


 (81,704,847)    115,138,759     (32,558,486)    (65,079,524)      35,108,446      38,654,511      (80,101,094)    232,655,527


 388,958,201     273,819,442     248,951,061     314,030,585      659,996,848     621,342,337      662,777,288     430,121,761
------------    ------------    ------------    ------------    -------------    ------------    -------------    ------------
$307,253,354    $388,958,201    $216,392,575    $248,951,061    $ 695,105,294    $659,996,848    $ 582,676,194    $662,777,288
============    ============    ============    ============    =============    ============    =============    ============

  52,067,714      38,744,379      11,096,171      14,436,484       34,769,059      31,863,491       54,113,090      34,380,893
------------    ------------    ------------    ------------    -------------    ------------    -------------    ------------
  14,009,387      38,538,716         864,432       1,755,178       19,723,298      23,905,220       24,890,491      59,396,399
 (27,612,771)    (25,215,381)     (3,587,168)     (5,095,491)     (19,838,713)    (20,999,652)     (34,945,499)    (39,664,202)
------------    ------------    ------------    ------------    -------------    ------------    -------------    ------------
  38,464,330      52,067,714       8,373,435      11,096,171       34,653,644      34,769,059       44,058,082      54,113,090
============    ============    ============    ============    =============    ============    =============    ============




   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


                                       A27

                             FINANCIAL STATEMENTS OF
                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                    VARIABLE ACCOUNT B ("VARIABLE ACCOUNT B")

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2006 and 2005


                                                                      SUBACCOUNTS
                             ---------------------------------------------------------------------------------------------
                                AST MARSICO CAPITAL GROWTH            AST MFS GROWTH          AST NEUBERGER BERMAN MID-CAP
                                        PORTFOLIO                        PORTFOLIO                  GROWTH PORTFOLIO
                             -------------------------------   ----------------------------   ----------------------------
                               01/01/2006       01/01/2005       01/01/2006     01/01/2005      01/01/2006     01/01/2005
                                   TO               TO               TO             TO              TO             TO
                               12/31/2006       12/31/2005       12/31/2006     12/31/2005      12/31/2006     12/31/2005
                             --------------   --------------   -------------   ------------   -------------   ------------


OPERATIONS
  Net investment income
     (loss)...............   $  (42,748,603)  $  (42,392,244)  $  (7,504,298)  $ (8,008,430)  $  (9,983,892)  $ (5,708,237)
  Capital gains
     distributions
     received.............                0                0               0              0               0              0
  Realized gain (loss) on
     shares redeemed......      262,016,869       42,394,621      17,053,776       (115,544)     69,822,006     39,893,052
  Net change in unrealized
     gain (loss) on
     investments..........      (93,062,055)     148,297,655      25,215,420     32,685,828      13,812,271        544,952
                             --------------   --------------   -------------   ------------   -------------   ------------

NET INCREASE (DECREASE) IN
     NET ASSETS RESULTING
     FROM OPERATIONS......      126,206,211      148,300,032      34,764,898     24,561,854      73,650,385     34,729,767
                             --------------   --------------   -------------   ------------   -------------   ------------

CONTRACT OWNER
     TRANSACTIONS
  Contract owner net
     payments.............      173,793,008      733,858,202      22,856,978     76,093,830      26,627,565     26,172,947
  Surrenders, withdrawals
     and death benefits...     (265,019,710)    (230,332,400)    (76,246,045)   (74,962,309)   (100,094,041)   (49,447,967)
  Net transfers between
     other subaccounts or
     fixed rate option....     (491,191,220)      18,209,870     (89,715,806)    (5,171,231)    (64,493,038)   294,845,441
  Withdrawal and other
     charges..............       (1,633,360)      (1,617,603)       (351,539)      (408,656)       (526,886)      (304,450)
                             --------------   --------------   -------------   ------------   -------------   ------------

NET INCREASE (DECREASE) IN
     NET ASSETS RESULTING
     FROM CONTRACT OWNER
     TRANSACTIONS.........     (584,051,282)     520,118,069    (143,456,412)    (4,448,366)   (138,486,400)   271,265,971
                             --------------   --------------   -------------   ------------   -------------   ------------

TOTAL INCREASE (DECREASE)
     IN NET ASSETS........     (457,845,071)     668,418,101    (108,691,514)    20,113,488     (64,836,015)   305,995,738

NET ASSETS
  Beginning of period.....    2,944,323,928    2,275,905,827     549,512,862    529,399,374     697,197,982    391,202,244
                             --------------   --------------   -------------   ------------   -------------   ------------
  End of period...........   $2,486,478,857   $2,944,323,928   $ 440,821,348   $549,512,862   $ 632,361,967   $697,197,982
                             ==============   ==============   =============   ============   =============   ============

  Beginning units.........      206,075,734      153,173,872      63,684,303     66,403,925      37,762,308     24,054,656
                             --------------   --------------   -------------   ------------   -------------   ------------
  Units issued............       71,907,548      152,413,238       9,362,958     23,769,668      14,754,712     29,223,233
  Units redeemed..........     (111,355,096)     (99,511,376)    (26,035,783)   (26,489,290)    (21,401,065)   (15,515,581)
                             --------------   --------------   -------------   ------------   -------------   ------------
  Ending units............      166,628,186      206,075,734      47,011,478     63,684,303      31,115,955     37,762,308
                             ==============   ==============   =============   ============   =============   ============




   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


                                       A28

                                                    SUBACCOUNTS (CONTINUED)
-------------------------------------------------------------------------------------------------------------------------------
      AST NEUBERGER BERMAN                                         AST PIMCO LIMITED MATURITY        AST PIMCO TOTAL RETURN
    MID-CAP VALUE PORTFOLIO      AST SMALL-CAP GROWTH PORTFOLIO          BOND PORTFOLIO                  BOND PORTFOLIO
------------------------------- ------------------------------- ------------------------------- -------------------------------
   01/01/2006      01/01/2005      01/01/2006      01/01/2005      01/01/2006      01/01/2005      01/01/2006      01/01/2005
       TO              TO              TO              TO              TO              TO              TO              TO
   12/31/2006      12/31/2005      12/31/2006      12/31/2005      12/31/2006      12/31/2005      12/31/2006      12/31/2005
--------------- --------------- --------------- --------------- --------------- --------------- --------------- ---------------



 $  (13,993,200) $  (19,177,186)  $ (2,662,732)   $ (2,771,345)  $   19,631,263  $   (7,353,865) $   32,324,611  $   36,529,100

    200,189,759     183,956,720              0               0                0       7,424,733               0      54,499,639

     90,952,564      32,776,158      4,450,327       3,667,594       (8,175,115)     (3,436,120)    (22,416,888)      9,793,150

   (171,640,658)    (63,552,881)    16,116,645      (2,299,266)      17,789,482       3,861,120      20,150,595     (86,919,792)
 --------------  --------------   ------------    ------------   --------------  --------------  --------------  --------------



    105,508,465     134,002,811     17,904,240      (1,403,017)      29,245,630         495,868      30,058,318      13,902,097
 --------------  --------------   ------------    ------------   --------------  --------------  --------------  --------------



     48,399,430     197,192,381     16,719,431       9,666,536      120,944,150     477,365,170     147,779,897     162,860,165

   (168,794,587)   (157,081,064)   (28,232,094)    (28,951,869)    (163,831,780)   (164,854,535)   (222,898,900)   (222,249,461)


   (236,782,327)    (20,065,534)   (18,581,335)    (18,388,439)    (306,027,713)    133,971,912     (28,633,961)   (541,822,114)
       (814,066)       (855,933)      (141,864)       (164,371)        (792,147)       (805,511)       (929,242)     (1,051,762)
 --------------  --------------   ------------    ------------   --------------  --------------  --------------  --------------




   (357,991,550)     19,189,850    (30,235,862)    (37,838,143)    (349,707,490)    445,677,036    (104,682,206)   (602,263,172)
 --------------  --------------   ------------    ------------   --------------  --------------  --------------  --------------


   (252,483,085)    153,192,661    (12,331,622)    (39,241,160)    (320,461,860)    446,172,904     (74,623,888)   (588,361,075)


  1,446,831,064   1,293,638,403    182,202,664     221,443,824    1,673,435,025   1,227,262,121   1,607,278,591   2,195,639,666
 --------------  --------------   ------------    ------------   --------------  --------------  --------------  --------------
 $1,194,347,979  $1,446,831,064   $169,871,042    $182,202,664   $1,352,973,165  $1,673,435,025  $1,532,654,703  $1,607,278,591
 ==============  ==============   ============    ============   ==============  ==============  ==============  ==============

     63,124,177      57,066,120     12,336,754      14,656,495      142,947,781      98,739,357     109,302,587     153,052,987
 --------------  --------------   ------------    ------------   --------------  --------------  --------------  --------------
     20,947,586      41,067,845      5,415,764       5,825,337       54,578,286     115,692,825      55,051,257      59,551,860
    (35,608,408)    (35,009,788)    (7,057,987)     (8,145,078)     (83,573,465)    (71,484,401)    (57,843,090)   (103,302,260)
 --------------  --------------   ------------    ------------   --------------  --------------  --------------  --------------
     48,463,355      63,124,177     10,694,531      12,336,754      113,952,602     142,947,781     106,510,754     109,302,587
 ==============  ==============   ============    ============   ==============  ==============  ==============  ==============




   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


                                       A29

                             FINANCIAL STATEMENTS OF
                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                    VARIABLE ACCOUNT B ("VARIABLE ACCOUNT B")

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2006 and 2005


                                                                     SUBACCOUNTS
                               ---------------------------------------------------------------------------------------
                                AST ALLIANCEBERNSTEIN CORE      AST ALLIANCEBERNSTEIN       AST T. ROWE PRICE NATURAL
                                     VALUE PORTFOLIO         MANAGED INDEX 500 PORTFOLIO       RESOURCES PORTFOLIO
                               ---------------------------   ---------------------------   ---------------------------
                                01/01/2006     01/01/2005     01/01/2006     01/01/2005     01/01/2006     01/01/2005
                                    TO             TO             TO             TO             TO             TO
                                12/31/2006     12/31/2005     12/31/2006     12/31/2005     12/31/2006     12/31/2005
                               ------------   ------------   ------------   ------------   ------------   ------------


OPERATIONS
  Net investment income
     (loss)..................  $ (1,611,963)  $ (1,029,690)  $ (1,814,848)  $   (557,149)  $ (4,930,380)  $ (3,924,463)
  Capital gains distributions
     received................    18,228,551      6,812,721              0              0     30,810,148     20,622,862
  Realized gain (loss) on
     shares redeemed.........     9,563,671     14,696,793     24,311,918     42,272,459     58,241,724     34,829,184
  Net change in unrealized
     gain (loss) on
     investments.............    37,339,548    (10,378,742)    20,983,810    (36,272,200)   (38,064,015)    23,337,248
                               ------------   ------------   ------------   ------------   ------------   ------------

NET INCREASE (DECREASE) IN
     NET ASSETS RESULTING
     FROM OPERATIONS.........    63,519,807     10,101,082     43,480,880      5,443,110     46,057,477     74,864,831
                               ------------   ------------   ------------   ------------   ------------   ------------

CONTRACT OWNER TRANSACTIONS
  Contract owner net
     payments................    87,462,533     37,758,019     25,808,202     21,595,876     41,668,675     34,066,616
  Surrenders, withdrawals and
     death benefits..........   (33,989,236)   (25,848,180)   (72,179,564)   (63,529,176)   (47,152,264)   (36,417,138)
  Net transfers between other
     subaccounts or fixed
     rate option.............    53,527,793    (27,441,587)   (49,574,524)   (16,643,295)   (43,396,410)    72,966,857
  Withdrawal and other
     charges.................      (174,607)      (176,416)      (334,276)      (359,655)      (255,301)      (199,739)
                               ------------   ------------   ------------   ------------   ------------   ------------

NET INCREASE (DECREASE) IN
     NET ASSETS RESULTING
     FROM CONTRACT OWNER
     TRANSACTIONS............   106,826,483    (15,708,164)   (96,280,162)   (58,936,250)   (49,135,300)    70,416,596
                               ------------   ------------   ------------   ------------   ------------   ------------
TOTAL INCREASE (DECREASE) IN
     NET ASSETS..............   170,346,290     (5,607,082)   (52,799,282)   (53,493,140)    (3,077,823)   145,281,427

NET ASSETS
  Beginning of period........   280,083,011    285,690,093    491,178,671    544,671,811    380,930,980    235,649,553
                               ------------   ------------   ------------   ------------   ------------   ------------
  End of period..............  $450,429,301   $280,083,011   $438,379,389   $491,178,671   $377,853,157   $380,930,980
                               ============   ============   ============   ============   ============   ============

  Beginning units............    21,260,157     22,498,194     38,737,867     43,544,187     12,695,727      9,328,133
                               ------------   ------------   ------------   ------------   ------------   ------------
  Units issued...............    21,053,152     12,498,968      9,807,903     21,469,299     11,909,653     14,117,708
  Units redeemed.............   (13,757,547)   (13,737,005)   (17,234,528)   (26,275,619)   (13,258,829)   (10,750,114)
                               ------------   ------------   ------------   ------------   ------------   ------------
  Ending units...............    28,555,762     21,260,157     31,311,242     38,737,867     11,346,551     12,695,727
                               ============   ============   ============   ============   ============   ============




   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


                                       A30

                                                   SUBACCOUNTS (CONTINUED)
----------------------------------------------------------------------------------------------------------------------------
   AST T. ROWE PRICE ASSET         AST INTERNATIONAL VALUE          AST MFS GLOBAL EQUITY        AST JPMORGAN INTERNATIONAL
    ALLOCATION PORTFOLIO                  PORTFOLIO                       PORTFOLIO                   EQUITY PORTFOLIO
----------------------------    ----------------------------    ----------------------------    ----------------------------
 01/01/2006      01/01/2005      01/01/2006      01/01/2005      01/01/2006      01/01/2005      01/01/2006      01/01/2005
     TO              TO              TO              TO              TO              TO              TO              TO
 12/31/2006      12/31/2005      12/31/2006      12/31/2005      12/31/2006      12/31/2005      12/31/2006      12/31/2005
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------




$  1,179,950    $  1,584,998    $ (1,802,187)   $     28,488    $ (1,865,951)   $ (2,099,815)   $ (1,553,580)   $ (1,833,384)
  29,241,880       3,367,775               0               0      14,326,966               0               0               0

  (2,533,767)     (4,789,737)     20,568,797      20,867,926      13,459,335      20,824,668      52,492,530      26,136,250

  14,990,803      13,044,523      33,662,745        (812,135)      9,780,085      (9,541,217)     37,732,770      14,921,322
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------



  42,878,866      13,207,559      52,429,355      20,084,279      35,700,435       9,183,636      88,671,720      39,224,188
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------


  31,960,127      29,316,272      49,513,230      20,648,811       9,559,875      12,803,407      18,359,088      43,906,284

 (65,693,748)    (61,276,892)    (27,147,948)    (20,561,502)    (21,198,074)    (15,661,617)    (60,152,203)    (51,560,221)

  23,307,943      17,969,579      44,740,207      (5,666,417)     67,955,379     (22,056,714)     (5,004,501)     55,577,635
    (286,973)       (285,665)       (141,497)       (122,921)       (112,789)       (110,544)       (304,673)       (284,979)
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------




 (10,712,651)    (14,276,706)     66,963,992      (5,702,029)     56,204,391     (25,025,468)    (47,102,289)     47,638,719
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------

  32,166,215      (1,069,147)    119,393,347      14,382,250      91,904,826     (15,841,832)     41,569,431      86,862,907


 421,751,611     422,820,758     187,615,479     173,233,229     148,906,623     164,748,455     460,658,894     373,795,987
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------
$453,917,826    $421,751,611    $307,008,826    $187,615,479    $240,811,449    $148,906,623    $502,228,325    $460,658,894
============    ============    ============    ============    ============    ============    ============    ============

  22,882,365      22,590,070      12,494,641      12,659,807      11,542,613      13,547,904      22,661,386      17,053,738
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------
  12,361,101      10,823,022      14,140,436      10,498,575      11,914,212       9,490,768      13,807,158      18,006,814
 (11,507,193)    (10,530,727)     (9,717,568)    (10,663,741)     (8,502,728)    (11,496,059)    (15,692,426)    (12,399,166)
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------
  23,736,273      22,882,365      16,917,509      12,494,641      14,954,097      11,542,613      20,776,118      22,661,386
============    ============    ============    ============    ============    ============    ============    ============




   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


                                       A31

                             FINANCIAL STATEMENTS OF
                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                    VARIABLE ACCOUNT B ("VARIABLE ACCOUNT B")

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2006 and 2005


                                                                      SUBACCOUNTS
                                             -------------------------------------------------------------
                                               AST T. ROWE PRICE GLOBAL        AST INTERNATIONAL GROWTH
                                                    BOND PORTFOLIO                    PORTFOLIO
                                             ---------------------------   -------------------------------
                                              01/01/2006     01/01/2005      01/01/2006       01/01/2005
                                                  TO             TO              TO               TO
                                              12/31/2006     12/31/2005      12/31/2006       12/31/2005
                                             ------------   ------------   --------------   --------------


OPERATIONS
  Net investment income (loss).............  $   (510,275)  $  6,556,726   $   (5,778,597)  $   (9,716,164)
  Capital gains distributions received.....     4,651,359        513,747                0                0
  Realized gain (loss) on shares redeemed..    (3,905,923)       316,640      183,799,140       68,489,295
  Net change in unrealized gain (loss) on
     investments...........................    19,367,994    (34,166,441)      91,107,539      163,574,304
                                             ------------   ------------   --------------   --------------

NET INCREASE (DECREASE) IN NET ASSETS
     RESULTING FROM OPERATIONS.............    19,603,155    (26,779,328)     269,128,082      222,347,435
                                             ------------   ------------   --------------   --------------

CONTRACT OWNER TRANSACTIONS
  Contract owner net payments..............    23,989,815    164,671,798       90,616,430      403,832,535
  Surrenders, withdrawals and death
     benefits..............................   (41,147,237)   (36,736,893)    (178,084,311)    (144,059,094)
  Net transfers between other subaccounts
     or fixed rate option..................   (64,697,733)    53,342,021     (354,328,822)     (97,757,982)
  Withdrawal and other charges.............      (248,462)      (216,706)        (971,074)        (871,119)
                                             ------------   ------------   --------------   --------------

NET INCREASE (DECREASE) IN NET ASSETS
     RESULTING FROM CONTRACT OWNER
     TRANSACTIONS..........................   (82,103,617)   181,060,220     (442,767,777)     161,144,340
                                             ------------   ------------   --------------   --------------

TOTAL INCREASE (DECREASE) IN NET ASSETS....   (62,500,462)   154,280,892     (173,639,695)     383,491,775

NET ASSETS
  Beginning of period......................   514,830,366    360,549,474    1,709,820,900    1,326,329,125
                                             ------------   ------------   --------------   --------------
  End of period............................  $452,329,904   $514,830,366   $1,536,181,205   $1,709,820,900
                                             ============   ============   ==============   ==============

  Beginning units..........................    41,855,611     26,801,980       98,133,364       85,370,725
                                             ------------   ------------   --------------   --------------
  Units issued.............................    21,412,879     35,517,378       34,052,827       70,204,887
  Units redeemed...........................   (28,107,831)   (20,463,747)     (58,110,514)     (57,442,248)
                                             ------------   ------------   --------------   --------------
  Ending units.............................    35,160,659     41,855,611       74,075,677       98,133,364
                                             ============   ============   ==============   ==============



   *  Date subaccount became available for investment

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


                                       A32

                                                      SUBACCOUNTS (CONTINUED)
-----------------------------------------------------------------------------------------------------------------------------------
   AST AGGRESSIVE ASSET    AST CAPITAL GROWTH ASSET       AST BALANCED ASSET       AST CONSERVATIVE ASSET   AST PRESERVATION ASSET
   ALLOCATION PORTFOLIO      ALLOCATION PORTFOLIO        ALLOCATION PORTFOLIO       ALLOCATION PORTFOLIO     ALLOCATION PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------------
  01/01/2006  12/5/2005*    01/01/2006    12/5/2005*    01/01/2006    12/5/2005*   01/01/2006  12/5/2005*   01/01/2006  12/5/2005*
      TO          TO            TO            TO            TO            TO           TO          TO           TO          TO
  12/31/2006  12/31/2005    12/31/2006    12/31/2005    12/31/2006    12/31/2005   12/31/2006  12/31/2005   12/31/2006  12/31/2005
-----------------------------------------------------------------------------------------------------------------------------------



 $ (3,701,687)$   (19,164)$  (36,057,684)$   (136,368)$  (27,934,427)$   (116,987)$ (6,468,078)$   (24,701)$ (2,639,197)$    (7,280)
            0           0              0            0              0            0            0           0            0           0
      994,409      15,424       (711,980)           0      1,432,365            0    1,947,545           0      857,830           0
   29,630,043     (95,702)   244,855,287     (391,529)   170,438,653     (269,878)  36,156,421     (24,668)  12,796,758       9,259
 ------------ ----------- -------------- ------------ -------------- ------------ ------------ ----------- ------------ -----------


   26,922,765     (99,442)   208,085,623     (527,897)   143,936,591     (386,865)  31,635,888     (49,369)  11,015,391       1,979
 ------------ ----------- -------------- ------------ -------------- ------------ ------------ ----------- ------------ -----------


  127,376,546   4,472,210  1,700,743,711   40,984,661  1,269,277,796   38,923,010  299,523,900   6,831,254  129,076,642   3,307,897
   (9,193,916)    (51,785)   (70,134,881)    (433,707)   (73,710,326)    (192,223) (23,854,174)    (30,442) (10,684,516)     (6,340)
  158,929,497  29,766,818    999,815,222  178,636,304    772,649,199  152,317,182  212,951,392  34,915,532  109,499,246   7,852,861
     (103,726)     (3,770)      (438,025)      (1,946)      (366,297)      (1,996)    (118,196)     (1,818)     (55,863)       (103)
 ------------ ----------- -------------- ------------ -------------- ------------ ------------ ----------- ------------ -----------


  277,008,401  34,183,473  2,629,986,027  219,185,312  1,967,850,372  191,045,973  488,502,922  41,714,526  227,835,509  11,154,315
 ------------ ----------- -------------- ------------ -------------- ------------ ------------ ----------- ------------ -----------

  303,931,166  34,084,031  2,838,071,650  218,657,415  2,111,786,963  190,659,108  520,138,810  41,665,157  238,850,900  11,156,294


   34,084,031           0    218,657,415            0    190,659,108            0   41,665,157           0   11,156,294           0
 ------------ ----------- -------------- ------------ -------------- ------------ ------------ ----------- ------------ -----------
 $338,015,197 $34,084,031 $3,056,729,065 $218,657,415 $2,302,446,071 $190,659,108 $561,803,967 $41,665,157 $250,007,194 $11,156,294
 ============ =========== ============== ============ ============== ============ ============ =========== ============ ===========

    3,409,311           0     21,855,191            0     19,037,082            0    4,156,115           0    1,111,640           0
 ------------ ----------- -------------- ------------ -------------- ------------ ------------ ----------- ------------ -----------
   46,147,821   3,894,741    382,158,761   23,568,342    279,070,825   20,701,204   77,180,222   4,450,695   44,533,338   1,210,227
  (19,798,497)   (485,430)  (129,542,789)  (1,713,151)   (88,155,669)  (1,664,122) (29,611,699)   (294,580) (22,091,436)    (98,587)
 ------------ ----------- -------------- ------------ -------------- ------------ ------------ ----------- ------------ -----------
   29,758,635   3,409,311    274,471,163   21,855,191    209,952,238   19,037,082   51,724,638   4,156,115   23,553,542   1,111,640
 ============ =========== ============== ============ ============== ============ ============ =========== ============ ===========




   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


                                       A33

                             FINANCIAL STATEMENTS OF
                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                    VARIABLE ACCOUNT B ("VARIABLE ACCOUNT B")

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2006 and 2005


                                                                          SUBACCOUNTS
                                       --------------------------------------------------------------------------------
                                                                     EVERGREEN VA BALANCED
                                         DAVIS VALUE PORTFOLIO               FUND              EVERGREEN VA GROWTH FUND
                                       -------------------------   ------------------------   -------------------------
                                        01/01/2006    01/01/2005    01/01/2006   01/01/2005    01/01/2006    4/15/2005*
                                            TO            TO            TO           TO            TO            TO
                                        12/31/2006    12/31/2005    12/31/2006   12/31/2005    12/31/2006    12/31/2006
                                       -----------   -----------   -----------   ----------   -----------   -----------


OPERATIONS
  Net investment income (loss)......   $   (70,886)  $   (28,131)  $    66,414   $   65,868   $  (747,600)  $  (482,464)
  Capital gains distributions
     received.......................             0             0             0            0     2,423,286             0
  Realized gain (loss) on shares
     redeemed.......................       450,826       101,598       (36,554)    (150,247)    3,353,571       700,685
  Net change in unrealized gain
     (loss) on investments..........     1,167,108       640,548       468,130      340,955    (1,672,998)    6,355,009
                                       -----------   -----------   -----------   ----------   -----------   -----------

NET INCREASE (DECREASE) IN NET
     ASSETS RESULTING FROM
     OPERATIONS.....................     1,547,048       714,015       497,990      256,576     3,356,259     6,573,230
                                       -----------   -----------   -----------   ----------   -----------   -----------

CONTRACT OWNER TRANSACTIONS
  Contract owner net payments.......        12,580        13,111         3,311          723     3,826,544     1,750,337
  Surrenders, withdrawals and death
     benefits.......................    (1,368,209)     (594,554)     (572,072)    (534,893)   (5,052,087)   (2,890,719)
  Net transfers between other
     subaccounts or fixed rate
     option.........................     3,373,312     2,086,848      (528,899)    (407,145)   (4,266,678)   40,600,017
  Withdrawal and other charges......       (20,827)      (18,714)      (16,599)     (19,485)      (39,322)      (31,172)
                                       -----------   -----------   -----------   ----------   -----------   -----------

NET INCREASE (DECREASE) IN NET
     ASSETS RESULTING FROM CONTRACT
     OWNER TRANSACTIONS.............     1,996,856     1,486,691    (1,114,259)    (960,800)   (5,531,543)   39,428,463
                                       -----------   -----------   -----------   ----------   -----------   -----------

TOTAL INCREASE (DECREASE) IN NET
  ASSETS............................     3,543,904     2,200,706      (616,269)    (704,224)   (2,175,284)   46,001,693

NET ASSETS
  Beginning of period...............    10,161,660     7,960,954     6,790,505    7,494,729    46,001,693             0
                                       -----------   -----------   -----------   ----------   -----------   -----------
  End of period.....................   $13,705,564   $10,161,660   $ 6,174,236   $6,790,505   $43,826,409   $46,001,693
                                       ===========   ===========   ===========   ==========   ===========   ===========

  Beginning units...................       911,967       772,859       704,369      808,522     4,018,842             0
                                       -----------   -----------   -----------   ----------   -----------   -----------
  Units issued......................       408,006       295,366        25,286       65,938     2,664,047     5,781,909
  Units redeemed....................      (237,917)     (156,258)     (138,798)    (170,091)   (3,179,144)   (1,763,067)
                                       -----------   -----------   -----------   ----------   -----------   -----------
  Ending units......................     1,082,056       911,967       590,857      704,369     3,503,745     4,018,842
                                       ===========   ===========   ===========   ==========   ===========   ===========



   *  Date subaccount became available for investment

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


                                       A34

                                                    SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------
      EVERGREEN VA
  INTERNATIONAL EQUITY   EVERGREEN VA FUNDAMENTAL                               EVERGREEN VA SPECIAL    EVERGREEN VA STRATEGIC
          FUND                LARGE CAP FUND        EVERGREEN VA OMEGA FUND         VALUES FUND              INCOME FUND
------------------------ ------------------------ -------------------------- ------------------------- -----------------------
 01/01/2006  01/01/2005   01/01/2006   01/01/2005  01/01/2006   01/01/2005     01/01/2006   01/01/2005  01/01/2006  01/01/2005
     TO          TO           TO           TO          TO           TO             TO           TO          TO          TO
 12/31/2006  12/31/2005   12/31/2006   12/31/2005  12/31/2006   12/31/2005     12/31/2006   12/31/2005  12/31/2006  12/31/2005
----------- ------------ ------------ ----------- ----------- -------------- ------------- ----------- ----------- -----------



$ 1,797,832  $   670,321  $  (14,303)  $  (32,117)$  (367,065) $   (432,566)   $  (55,731)  $  (22,194) $  141,673  $  240,655
  3,992,333            0     151,870            0           0             0       986,910      723,932           0      58,718
  7,845,472    2,255,414     380,652      172,150   1,018,253       658,341       456,046      245,005     100,173     151,166
   (153,768)   3,845,294     430,298      617,076     363,971       (40,316)      131,595     (343,042)     54,419    (594,195)
-----------  -----------  ----------   ---------- ----- -----  ------------    ----------   ----------  ----------  ----------


 13,481,869    6,771,029     948,517      757,109   1,015,159       185,459     1,518,820      603,701     296,265    (143,656)
-----------  -----------  ----------   ---------- ----- -----  ------------    ----------   ----------  ----------  ----------


 10,177,879    7,618,400      10,631        7,549   1,115,513     1,779,033        24,610       14,588      20,905      16,937
 (6,810,978)  (3,937,592)   (988,930)    (483,255) (2,646,531)   (2,719,790)     (952,430)    (504,580)   (740,698)   (651,159)
 10,175,999   22,396,581     250,287    2,768,785  (5,655,643)  (10,679,112)      387,939    1,887,347     568,602     708,598

    (51,386)     (34,094)    (24,461)     (24,921)    (38,656)      (46,657)      (21,169)     (20,458)    (16,457)    (17,093)
-----------  -----------  ----------   ---------- ----- -----  ------------    ----------   ----------  ----------  ----------



 13,491,514   26,043,295    (752,473)   2,268,158  (7,225,317)  (11,666,526)     (561,050)   1,376,897    (167,648)     57,283
-----------  -----------  ----------   ---------- ----- -----  ------------    ----------   ----------  ----------  ----------

 26,973,383   32,814,324     196,044    3,025,267  (6,210,158)  (11,481,067)      957,770    1,980,598     128,617     (86,373)


 64,078,351   31,264,027   9,286,192    6,260,925  28,491,311    39,972,378     7,894,323    5,913,725   6,740,103   6,826,476
-----------  -----------  ----------   ---------- ----- -----  ------------    ----------   ----------  ----------  ----------
$91,051,734  $64,078,351  $9,482,236   $9,286,192 $22,281,153  $ 28,491,311    $8,852,093   $7,894,323  $6,868,720  $6,740,103
===========  ===========  ==========   ========== ===== =====  ============    ==========   ==========  ==========  ==========

  4,304,433    2,417,477     765,339      554,636   3,270,392     4,623,843       393,403      321,764     479,922     476,068
-----------  -----------  ----------   ---------- ----- -----  ------------    ----------   ----------  ----------  ----------
  5,048,825    4,240,269     110,075      373,153     859,483     1,648,109        89,751      160,977      84,134     114,191
 (4,352,088)  (2,353,313)   (171,902)    (162,450) (1,679,713)   (3,001,560)     (114,761)     (89,338)    (95,720)   (110,337)
-----------  -----------  ----------   ---------- ----- -----  ------------    ----------   ----------  ----------  ----------
  5,001,170    4,304,433     703,512      765,339   2,450,162     3,270,392       368,393      393,403     468,336     479,922
===========  ===========  ==========   ========== ===== =====  ============    ==========   ==========  ==========  ==========




   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


                                       A35

                             FINANCIAL STATEMENTS OF
                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                    VARIABLE ACCOUNT B ("VARIABLE ACCOUNT B")

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2006 and 2005


                                                                   SUBACCOUNTS
                                               ---------------------------------------------------
                                                 COLUMBIA MONEY MARKET      COLUMBIA SMALL COMPANY
                                                        FUND VS                 GROWTH FUND VS
                                               -------------------------   -----------------------
                                                01/01/2006    01/01/2005   01/01/2006   01/01/2005
                                                    TO            TO           TO           TO
                                                12/31/2006    12/31/2005   12/31/2006   12/31/2005
                                               -----------   -----------   ----------   ----------


OPERATIONS
  Net investment income (loss)...............  $   107,113   $    68,398   $  (13,420)  $  (15,729)
  Capital gains distributions received.......            0             0            0            0
  Realized gain (loss) on shares redeemed....            0             0      191,550      229,917
  Net change in unrealized gain (loss) on
     investments.............................            0             0      (29,935)    (214,507)
                                               -----------   -----------   ----------   ----------

NET INCREASE (DECREASE) IN NET ASSETS
     RESULTING FROM OPERATIONS...............      107,113        68,398      148,195         (319)
                                               -----------   -----------   ----------   ----------

CONTRACT OWNER TRANSACTIONS
  Contract owner net payments................        1,096             0          353          227
  Surrenders, withdrawals and death
     benefits................................   (2,987,383)   (5,815,283)    (358,812)    (464,175)
  Net transfers between other subaccounts or
     fixed rate option.......................    2,221,290     5,021,724      (19,223)     (38,980)
  Withdrawal and other charges...............       (3,610)       (4,013)      (2,188)      (2,414)
                                               -----------   -----------   ----------   ----------

NET INCREASE (DECREASE) IN NET ASSETS
     RESULTING FROM CONTRACT OWNER
     TRANSACTIONS............................     (768,607)     (797,572)    (379,870)    (505,342)
                                               -----------   -----------   ----------   ----------

TOTAL INCREASE (DECREASE) IN NET ASSETS......     (661,494)     (729,174)    (231,675)    (505,661)

NET ASSETS
  Beginning of period........................    3,258,766     3,987,940    1,386,322    1,891,983
                                               -----------   -----------   ----------   ----------
  End of period..............................  $ 2,597,272   $ 3,258,766   $1,154,647   $1,386,322
                                               ===========   ===========   ==========   ==========

  Beginning units............................      320,640       400,355       82,198      114,071
                                               -----------   -----------   ----------   ----------
  Units issued...............................      258,787       570,306          673        5,035
  Units redeemed.............................     (332,957)     (650,021)     (21,349)     (36,908)
                                               -----------   -----------   ----------   ----------
  Ending units...............................      246,470       320,640       61,522       82,198
                                               ===========   ===========   ==========   ==========



   *  Date subaccount became available for investment

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


                                       A36

                                                SUBACCOUNTS (CONTINUED)
----------------------------------------------------------------------------------------------------------------------
 COLUMBIA LARGE CAP GROWTH           PRUDENTIAL SP            GARTMORE GVIT DEVELOPING      FIRST TRUST THE DOW TARGET
         STOCK VS                INTERNATIONAL GROWTH                  MARKETS                          10
--------------------------    --------------------------    ----------------------------    --------------------------
 01/01/2006     2/25/2005*     01/01/2006     01/01/2005     01/01/2006      01/01/2005      01/01/2006     01/01/2005
     TO             TO             TO             TO             TO              TO              TO             TO
 12/31/2006     12/31/2005     12/31/2006     12/31/2005     12/31/2006      12/31/2005      12/31/2006     12/31/2005
-----------    -----------    -----------    -----------    ------------    ------------    -----------    -----------



$   (82,796)   $   (26,265)   $    78,615    $  (232,514)   $ (3,020,361)   $ (2,074,441)   $  (298,508)   $  (210,152)
          0              0      2,834,880        953,032      24,511,856      27,739,532              0              0
    292,249        (45,233)     3,090,899        421,205      38,701,978      12,988,775      1,983,148        772,473
    901,382        588,339       (126,050)     2,579,043      14,192,813      14,343,616      2,149,270     (1,079,574)
-----------    -----------    -----------    -----------    ------------    ------------    -----------    -----------


  1,110,835        516,841      5,878,344      3,720,766      74,386,286      52,997,482      3,833,910       (517,253)
-----------    -----------    -----------    -----------    ------------    ------------    -----------    -----------


      3,814         15,693      1,322,197      3,183,177      33,488,032      20,719,738      2,580,959      4,404,918
 (3,195,091)    (3,413,345)    (4,297,948)    (2,481,080)    (37,834,276)    (25,123,234)    (2,221,051)    (2,156,599)
   (384,921)    17,137,397      7,615,678     12,913,312     (39,629,985)     59,048,334     12,155,804     (2,857,450)
    (17,115)       (19,058)       (23,879)       (14,520)       (184,649)       (130,360)       (14,093)       (13,540)
-----------    -----------    -----------    -----------    ------------    ------------    -----------    -----------


 (3,593,313)    13,720,687      4,616,048     13,600,889     (44,160,878)     54,514,478     12,501,619       (622,671)
-----------    -----------    -----------    -----------    ------------    ------------    -----------    -----------

 (2,482,478)    14,237,528     10,494,392     17,321,655      30,225,408     107,511,960     16,335,529     (1,139,924)


 14,237,528              0     32,671,503     15,349,848     293,345,146     185,833,186     11,614,442     12,754,366
-----------    -----------    -----------    -----------    ------------    ------------    -----------    -----------
$11,755,050    $14,237,528    $43,165,895    $32,671,503    $323,570,554    $293,345,146    $27,949,971    $11,614,442
===========    ===========    ===========    ===========    ============    ============    ===========    ===========

  1,359,332              0      2,708,809      1,457,915      17,520,729      15,104,933      1,226,145      1,295,452
-----------    -----------    -----------    -----------    ------------    ------------    -----------    -----------
      4,776      1,804,556      4,134,159      3,324,642      17,333,824      21,206,574      3,176,937      2,051,499
   (335,719)      (445,224)    (3,839,414)    (2,073,748)    (20,673,318)    (18,790,778)    (2,092,230)    (2,120,806)
-----------    -----------    -----------    -----------    ------------    ------------    -----------    -----------
  1,028,389      1,359,332      3,003,554      2,708,809      14,181,235      17,520,729      2,310,852      1,226,145
===========    ===========    ===========    ===========    ============    ============    ===========    ===========




   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


                                       A37

                             FINANCIAL STATEMENTS OF
                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                    VARIABLE ACCOUNT B ("VARIABLE ACCOUNT B")

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2006 and 2005


                                                                     SUBACCOUNTS
                                   ------------------------------------------------------------------------------
                                    FIRST TRUST 10 UNCOMMON       FIRST TRUST ENERGY       FIRST TRUST FINANCIAL
                                             VALUES                     SECTOR                   SERVICES
                                   -------------------------   -----------------------   ------------------------
                                    01/01/2006    01/01/2005   01/01/2006   01/01/2005   01/01/2006    01/01/2005
                                        TO            TO           TO           TO           TO            TO
                                    12/31/2006    12/31/2005   12/31/2006   12/31/2005   12/31/2006    12/31/2005
                                   -----------   -----------   ----------   ----------   ----------   -----------


OPERATIONS
  Net investment income (loss)..   $   (85,887)  $  (108,033)  $  (49,420)  $  (44,228)  $  (36,314)  $   (40,249)
  Capital gains distributions
     received...................             0             0            0            0            0             0
  Realized gain (loss) on shares
     redeemed...................       394,365       845,818    1,061,121      760,947      263,908       314,693
  Net change in unrealized gain
     (loss) on investments......      (138,785)     (828,804)    (514,292)     877,502      284,263       (68,448)
                                   -----------   -----------   ----------   ----------   ----------   -----------

NET INCREASE (DECREASE) IN NET
     ASSETS RESULTING FROM
     OPERATIONS.................       169,693       (91,019)     497,409    1,594,221      511,857       205,996
                                   -----------   -----------   ----------   ----------   ----------   -----------

CONTRACT OWNER TRANSACTIONS
  Contract owner net payments...       226,520       209,874       40,698       37,871       34,242        45,966
  Surrenders, withdrawals and
     death benefits.............      (995,856)   (1,098,642)    (490,003)    (538,358)    (447,833)     (668,010)
  Net transfers between other
     subaccounts or fixed rate
     option.....................      (664,232)   (1,819,660)    (343,684)    (173,488)    (216,153)     (620,797)
  Withdrawal and other charges..        (5,751)       (7,495)      (5,512)      (5,432)      (4,446)       (5,986)
                                   -----------   -----------   ----------   ----------   ----------   -----------

NET INCREASE (DECREASE) IN NET
     ASSETS RESULTING FROM
     CONTRACT OWNER
     TRANSACTIONS...............    (1,439,319)   (2,715,923)    (798,501)    (679,407)    (634,190)   (1,248,827)
                                   -----------   -----------   ----------   ----------   ----------   -----------

TOTAL INCREASE (DECREASE) IN NET
     ASSETS.....................    (1,269,626)   (2,806,942)    (301,092)     914,814     (122,333)   (1,042,831)

NET ASSETS
  Beginning of period...........     7,001,549     9,808,491    4,661,042    3,746,228    3,598,531     4,641,362
                                   -----------   -----------   ----------   ----------   ----------   -----------
  End of period.................   $ 5,731,923   $ 7,001,549   $4,359,950   $4,661,042   $3,476,198   $ 3,598,531
                                   ===========   ===========   ==========   ==========   ==========   ===========

  Beginning units...............     1,468,037     2,084,738      177,562      210,626      230,880       318,758
                                   -----------   -----------   ----------   ----------   ----------   -----------
  Units issued..................       173,572       246,293       47,393       92,115       20,885        84,733
  Units redeemed................      (512,903)     (862,994)     (75,979)    (125,179)     (58,931)     (172,611)
                                   -----------   -----------   ----------   ----------   ----------   -----------
  Ending units..................     1,128,706     1,468,037      148,976      177,562      192,834       230,880
                                   ===========   ===========   ==========   ==========   ==========   ===========




   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


                                       A38

                                             SUBACCOUNTS (CONTINUED)
----------------------------------------------------------------------------------------------------------------
 FIRST TRUST PHARMHEALTH                                FIRST TRUST GLOBAL DIVIDEND    FIRST TRUST NASDAQ TARGET
         SECTOR              FIRST TRUST TECHNOLOGY              TARGET 15                        15
------------------------   -------------------------   ----------------------------   --------------------------
 01/01/2006   01/01/2005    01/01/2006    01/01/2005     01/01/2006     01/01/2005     01/01/2006    01/01/2005
     TO           TO            TO            TO             TO             TO             TO            TO
 12/31/2006   12/31/2005    12/31/2006    12/31/2005     12/31/2006     12/31/2005     12/31/2006    12/31/2005
-----------  -----------   -----------   -----------   -------------   ------------   -----------   ------------



 $  (30,053)  $  (32,837)   $  (13,703)   $  (15,594)   $ (1,112,432)   $  (436,749)   $  (87,502)   $   (75,722)
          0            0             0             0               0              0             0              0

     81,707      (52,507)       (1,396)      (45,034)      2,824,074      2,818,626       359,256         28,498

    152,819      382,205        42,161       118,080      20,443,439        351,376       193,480         56,457
 ----------   ----------    ----------    ----------    ------------    -----------    ----------    -----------



    204,473      296,861        27,062        57,452      22,155,081      2,733,253       465,234          9,233
 ----------   ----------    ----------    ----------    ------------    -----------    ----------    -----------


     39,005       42,945        11,578        13,667      16,109,982      7,066,848       567,638        736,208

   (330,115)    (612,609)     (253,974)     (175,048)     (9,122,089)    (3,556,263)     (831,400)    (1,213,595)

   (103,053)    (196,559)      (27,238)      (56,251)     62,924,819      7,954,173       568,600          1,861
     (4,024)      (4,883)       (1,690)       (1,991)        (42,010)       (22,184)       (5,705)        (5,834)
 ----------   ----------    ----------    ----------    ------------    -----------    ----------    -----------




   (398,187)    (771,106)     (271,324)     (219,623)     69,870,702     11,442,574       299,133       (481,360)
 ----------   ----------    ----------    ----------    ------------    -----------    ----------    -----------


   (193,714)    (474,245)     (244,262)     (162,171)     92,025,783     14,175,827       764,367       (472,127)


  3,061,912    3,536,157     1,532,286     1,694,457      36,799,758     22,623,931     6,552,091      7,024,218
 ----------   ----------    ----------    ----------    ------------    -----------    ----------    -----------
 $2,868,198   $3,061,912    $1,288,024    $1,532,286    $128,825,541    $36,799,758    $7,316,458    $ 6,552,091
 ==========   ==========    ==========    ==========    ============    ===========    ==========    ===========

    282,129      358,811       308,467       355,175       2,795,376      1,858,147       673,491        747,603
 ----------   ----------    ----------    ----------    ------------    -----------    ----------    -----------
     28,329       63,243        24,414        14,718       8,549,490      3,956,771       338,442        464,943
    (65,344)    (139,925)      (78,195)      (61,426)     (4,120,332)    (3,019,542)     (325,471)      (539,055)
 ----------   ----------    ----------    ----------    ------------    -----------    ----------    -----------
    245,114      282,129       254,686       308,467       7,224,534      2,795,376       686,462        673,491
 ==========   ==========    ==========    ==========    ============    ===========    ==========    ===========




   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


                                       A39

                             FINANCIAL STATEMENTS OF
                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                    VARIABLE ACCOUNT B ("VARIABLE ACCOUNT B")

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2006 and 2005


                                                                    SUBACCOUNTS
                               ------------------------------------------------------------------------------------
                                                                                           FIRST TRUST VALUE LINE
                               FIRST TRUST S&P TARGET 24     FIRST TRUST MANAGED VIP              TARGET 25
                               -------------------------   ---------------------------   --------------------------
                                01/01/2006    01/01/2005    01/01/2006     01/01/2005     01/01/2006     01/01/2005
                                    TO            TO            TO             TO             TO             TO
                                12/31/2006    12/31/2005    12/31/2006     12/31/2005     12/31/2006     12/31/2005
                               -----------   -----------   ------------   ------------   ------------   -----------


OPERATIONS
  Net investment income
     (loss).................   $  (261,352)  $  (245,369)  $ (3,214,208)  $ (2,486,733)  $   (696,726)  $  (538,543)
  Capital gains
     distributions
     received...............             0             0              0              0              0             0
  Realized gain (loss) on
     shares redeemed........       678,407       905,218     11,127,745      7,315,043      4,454,883     4,548,316
  Net change in unrealized
     gain (loss) on
     investments............      (313,802)     (154,144)     8,160,773      3,732,105     (3,444,443)    2,131,436
                               -----------   -----------   ------------   ------------   ------------   -----------

NET INCREASE (DECREASE) IN
     NET ASSETS RESULTING
     FROM OPERATIONS........       103,253       505,705     16,074,310      8,560,415        313,714     6,141,209
                               -----------   -----------   ------------   ------------   ------------   -----------

CONTRACT OWNER TRANSACTIONS
  Contract owner net
     payments...............     3,225,482     3,906,045     39,414,454     70,426,412      8,556,417     8,517,893
  Surrenders, withdrawals
     and death benefits.....    (2,071,338)   (1,374,763)   (15,883,091)   (12,442,960)    (6,069,926)   (4,343,760)
  Net transfers between
     other subaccounts or
     fixed rate option......    (3,225,910)      871,926    (18,405,304)     7,964,016    (13,054,303)   21,989,774
  Withdrawal and other
     charges................       (17,214)      (18,954)      (175,098)      (143,269)       (30,166)      (24,819)
                               -----------   -----------   ------------   ------------   ------------   -----------

NET INCREASE (DECREASE) IN
     NET ASSETS RESULTING
     FROM CONTRACT OWNER
     TRANSACTIONS...........    (2,088,980)    3,384,254      4,950,961     65,804,199    (10,597,978)   26,139,088
                               -----------   -----------   ------------   ------------   ------------   -----------

TOTAL INCREASE (DECREASE) IN
     NET ASSETS.............    (1,985,727)    3,889,959     21,025,271     74,364,614    (10,284,264)   32,280,297

NET ASSETS
  Beginning of period.......    18,042,093    14,152,134    182,872,537    108,507,923     54,044,572    21,764,275
                               -----------   -----------   ------------   ------------   ------------   -----------
  End of period.............   $16,056,366   $18,042,093   $203,897,808   $182,872,537   $ 43,760,308   $54,044,572
                               ===========   ===========   ============   ============   ============   ===========

  Beginning units...........     1,715,684     1,433,496     15,095,695      9,571,243      4,713,454     2,730,172
                               -----------   -----------   ------------   ------------   ------------   -----------
  Units issued..............       995,338     1,746,057     12,146,732     16,756,460      2,094,912     5,222,534
  Units redeemed............    (1,214,072)   (1,463,869)   (11,961,206)   (11,232,008)    (3,117,784)   (3,239,252)
                               -----------   -----------   ------------   ------------   ------------   -----------
  Ending units..............     1,496,950     1,715,684     15,281,221     15,095,695      3,690,582     4,713,454
                               ===========   ===========   ============   ============   ============   ===========



   *  Date subaccount became available for investment

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


                                       A40

                                                  SUBACCOUNTS (CONTINUED)
---------------------------------------------------------------------------------------------------------------------------
   FIRST TRUST DOW TARGET
          DIVIDEND                  PROFUND VP ASIA 30               PROFUND VP BANKS                PROFUND VP BEAR
---------------------------    ----------------------------    ---------------------------    -----------------------------
 01/01/2006     05/02/2005*     01/01/2006      01/01/2005      01/01/2006     01/01/2005      01/01/2006       01/01/2005
     TO              TO             TO              TO              TO             TO              TO               TO
 12/31/2006      12/31/2005     12/31/2006      12/31/2005      12/31/2006     12/31/2005      12/31/2006       12/31/2005
------------    -----------    ------------    ------------    -----------    ------------    ------------    -------------



$ (1,424,166)   $  (395,819)   $ (1,132,327)   $   (565,150)   $  (130,831)   $     84,619    $     68,135    $  (1,036,520)

           0              0               0               0              0         907,240               0                0

   1,436,917        (34,454)     11,950,842       5,109,313      1,615,941      (1,309,841)     (6,840,982)      (2,160,666)

  11,986,715     (3,507,615)     19,090,406       1,190,840        354,754        (159,120)        (65,361)         371,651
------------    -----------    ------------    ------------    -----------    ------------    ------------    -------------



  11,999,466     (3,937,888)     29,908,921       5,735,003      1,839,864        (477,102)     (6,838,208)      (2,825,535)
------------    -----------    ------------    ------------    -----------    ------------    ------------    -------------



  33,060,165     27,159,077       9,611,397       5,662,141        805,117       1,005,533       2,866,249        5,615,908

  (5,234,254)    (1,284,310)    (10,689,096)     (4,798,168)    (1,736,311)       (974,495)     (6,606,733)      (8,942,903)


   2,722,430     36,500,538      75,005,994      20,963,208        519,234        (778,722)     (9,453,008)      26,489,118
     (49,560)       (13,793)        (53,418)        (27,051)        (8,502)         (5,644)        (33,936)         (39,493)
------------    -----------    ------------    ------------    -----------    ------------    ------------    -------------




  30,498,781     62,361,512      73,874,877      21,800,130       (420,462)       (753,328)    (13,227,428)      23,122,630
------------    -----------    ------------    ------------    -----------    ------------    ------------    -------------


  42,498,247     58,423,624     103,783,798      27,535,133      1,419,402      (1,230,430)    (20,065,636)      20,297,095


  58,423,624              0      68,490,166      40,955,033     11,871,816      13,102,246      48,453,659       28,156,564
------------    -----------    ------------    ------------    -----------    ------------    ------------    -------------
$100,921,871    $58,423,624    $172,273,964    $ 68,490,166    $13,291,218    $ 11,871,816    $ 28,388,023    $  48,453,659
============    ===========    ============    ============    ===========    ============    ============    =============

   5,988,499              0       4,504,345       3,205,324        974,635       1,047,097       6,309,273        3,448,238
------------    -----------    ------------    ------------    -----------    ------------    ------------    -------------
  11,940,423      8,526,423      24,207,820      19,145,930      7,818,471      11,646,062      86,655,952      123,207,607
  (9,020,400)    (2,537,924)    (20,473,566)    (17,846,909)    (7,831,954)    (11,718,524)    (88,760,473)    (120,346,572)
------------    -----------    ------------    ------------    -----------    ------------    ------------    -------------
   8,908,522      5,988,499       8,238,599       4,504,345        961,152         974,635       4,204,752        6,309,273
============    ===========    ============    ============    ===========    ============    ============    =============




   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


                                       A41

                             FINANCIAL STATEMENTS OF
                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                    VARIABLE ACCOUNT B ("VARIABLE ACCOUNT B")

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2006 and 2005


                                                                    SUBACCOUNTS
                              ---------------------------------------------------------------------------------------
                                                                  PROFUND VP BASIC
                                PROFUND VP BIOTECHNOLOGY             MATERIALS                PROFUND VP ULTRABULL
                              ---------------------------   ---------------------------   ---------------------------
                               01/01/2006     01/01/2005     01/01/2006     01/01/2005     01/01/2006     01/01/2005
                                   TO             TO             TO             TO             TO             TO
                               12/31/2006     12/31/2005     12/31/2006     12/31/2005     12/31/2006     12/31/2005
                              ------------   ------------   ------------   ------------   ------------   ------------


OPERATIONS
  Net investment income
     (loss)................   $   (236,581)  $   (296,370)  $   (414,668)  $   (347,879)  $   (488,082)  $   (819,910)
  Capital gains
     distributions
     received..............              0      1,389,747              0      1,072,799      2,056,721      8,630,060
  Realized gain (loss) on
     shares redeemed.......     (1,139,217)     1,914,374         12,486     (2,839,888)     4,958,959     (4,271,569)
  Net change in unrealized
     gain (loss) on
     investments...........         30,875       (679,884)       885,483        233,610      1,292,214     (2,249,305)
                              ------------   ------------   ------------   ------------   ------------   ------------

NET INCREASE (DECREASE) IN
     NET ASSETS RESULTING
     FROM OPERATIONS.......     (1,344,923)     2,327,867        483,301     (1,881,358)     7,819,812      1,289,276
                              ------------   ------------   ------------   ------------   ------------   ------------

CONTRACT OWNER TRANSACTIONS
  Contract owner net
     payments..............      1,088,033      1,180,954      3,763,433      3,763,570        991,825      3,334,777
  Surrenders, withdrawals
     and death benefits....     (1,869,232)    (2,903,162)    (3,381,536)    (3,104,977)    (6,450,986)    (8,545,540)
  Net transfers between
     other subaccounts or
     fixed rate option.....    (10,577,422)      (339,302)    (4,351,131)     9,737,004     10,132,148    (38,538,649)
  Withdrawal and other
     charges...............         (9,965)       (14,018)       (18,845)       (14,071)       (30,752)       (37,999)
                              ------------   ------------   ------------   ------------   ------------   ------------

NET INCREASE (DECREASE) IN
     NET ASSETS RESULTING
     FROM CONTRACT OWNER
     TRANSACTIONS..........    (11,368,586)    (2,075,528)    (3,988,079)    10,381,526      4,642,235    (43,787,411)
                              ------------   ------------   ------------   ------------   ------------   ------------

TOTAL INCREASE (DECREASE)
     IN NET ASSETS.........    (12,713,509)       252,339     (3,504,778)     8,500,168     12,462,047    (42,498,135)

NET ASSETS
  Beginning of period......     25,003,020     24,750,681     34,113,888     25,613,720     41,431,102     83,929,237
                              ------------   ------------   ------------   ------------   ------------   ------------
  End of period............   $ 12,289,511   $ 25,003,020   $ 30,609,110   $ 34,113,888   $ 53,893,149   $ 41,431,102
                              ============   ============   ============   ============   ============   ============

  Beginning units..........      2,502,807      2,930,404      2,618,695      2,088,406      4,472,352      8,987,935
                              ------------   ------------   ------------   ------------   ------------   ------------
  Units issued.............      8,576,871     31,407,945     15,108,971     23,791,372     36,289,359     83,147,169
  Units redeemed...........     (9,788,653)   (31,835,542)   (15,597,094)   (23,261,083)   (36,106,975)   (87,662,752)
                              ------------   ------------   ------------   ------------   ------------   ------------
  Ending units.............      1,291,025      2,502,807      2,130,572      2,618,695      4,654,736      4,472,352
                              ============   ============   ============   ============   ============   ============




   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


                                       A42

                                                   SUBACCOUNTS (CONTINUED)
----------------------------------------------------------------------------------------------------------------------------
                                      PROFUND VP CONSUMER
        PROFUND VP BULL                     SERVICES              PROFUND VP CONSUMER GOODS         PROFUND VP OIL & GAS
------------------------------    ---------------------------    ---------------------------    ----------------------------
  01/01/2006       01/01/2005      01/01/2006     01/01/2005      01/01/2006     01/01/2005      01/01/2006      01/01/2005
      TO               TO              TO             TO              TO             TO              TO              TO
  12/31/2006       12/31/2005      12/31/2006     12/31/2005      12/31/2006     12/31/2005      12/31/2006      12/31/2005
-------------    -------------    -----------    ------------    -----------    ------------    ------------    ------------



$  (2,013,790)   $  (2,113,771)   $   (93,040)   $    (87,227)   $  (193,414)   $   (127,559)   $ (2,487,719)   $ (2,365,793)

    6,981,569                0              0               0              0               0      12,004,097       4,519,817

   10,459,900       11,768,920        684,732        (396,622)     1,183,557         230,820       6,809,884      34,308,658

    3,245,814      (10,142,481)       169,135        (135,384)       603,230        (170,103)      2,711,001      (5,763,703)
-------------    -------------    -----------    ------------    -----------    ------------    ------------    ------------



   18,673,493         (487,332)       760,827        (619,233)     1,593,373         (66,842)     19,037,263      30,698,979
-------------    -------------    -----------    ------------    -----------    ------------    ------------    ------------



    5,284,700       13,417,778        451,825               0        708,459       1,612,624      17,209,959      20,178,905

  (21,022,983)     (23,247,138)      (652,663)       (954,486)    (1,250,964)     (1,456,923)    (19,872,744)    (18,429,821)


    1,646,990      (51,823,152)     2,421,623      (6,779,972)    10,617,189      (3,141,995)    (20,941,350)     30,786,316
      (95,873)         (88,931)        (4,100)         (3,937)        (6,506)         (5,855)        (99,002)        (87,128)
-------------    -------------    -----------    ------------    -----------    ------------    ------------    ------------




  (14,187,166)     (61,741,443)     2,216,685      (7,738,395)    10,068,178      (2,992,149)    (23,703,137)     32,448,272
-------------    -------------    -----------    ------------    -----------    ------------    ------------    ------------


    4,486,327      (62,228,775)     2,977,512      (8,357,628)    11,661,551      (3,058,991)     (4,665,874)     63,147,251


  222,567,923      284,796,698      3,521,035      11,878,663      6,912,638       9,971,629     148,185,643      85,038,392
-------------    -------------    -----------    ------------    -----------    ------------    ------------    ------------
$ 227,054,250    $ 222,567,923    $ 6,498,547    $  3,521,035    $18,574,189    $  6,912,638    $143,519,769    $148,185,643
=============    =============    ===========    ============    ===========    ============    ============    ============

   20,271,654       26,231,728        348,500       1,191,661        630,384         920,728       8,943,170       6,639,985
-------------    -------------    -----------    ------------    -----------    ------------    ------------    ------------
   98,057,582      223,015,576      5,324,786      10,201,756      8,120,128      14,422,913      32,538,390      58,885,690
 (100,084,054)    (228,975,650)    (5,071,700)    (11,044,917)    (7,180,665)    (14,713,257)    (34,353,488)    (56,582,505)
-------------    -------------    -----------    ------------    -----------    ------------    ------------    ------------
   18,245,182       20,271,654        601,586         348,500      1,569,847         630,384       7,128,072       8,943,170
=============    =============    ===========    ============    ===========    ============    ============    ============




   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


                                       A43

                             FINANCIAL STATEMENTS OF
                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                    VARIABLE ACCOUNT B ("VARIABLE ACCOUNT B")

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2006 and 2005


                                                                    SUBACCOUNTS
                              ---------------------------------------------------------------------------------------
                                                                                                PROFUND VP U.S.
                                  PROFUND VP EUROPE 30         PROFUND VP FINANCIALS            GOVERNMENT PLUS
                              ---------------------------   ---------------------------   ---------------------------
                               01/01/2006     01/01/2005     01/01/2006     01/01/2005     01/01/2006     01/01/2005
                                   TO             TO             TO             TO             TO             TO
                               12/31/2006     12/31/2005     12/31/2006     12/31/2005     12/31/2006     12/31/2005
                              ------------   ------------   ------------   ------------   ------------   ------------


OPERATIONS
  Net investment income
     (loss)................   $ (1,111,216)  $ (1,044,709)  $   (384,774)  $   (185,802)  $  1,142,506   $    477,305
  Capital gains
     distributions
     received..............      2,102,028      7,516,995              0              0              0              0
  Realized gain (loss) on
     shares redeemed.......      7,039,898        964,845      3,353,809        573,565     (1,281,442)      (504,542)
  Net change in unrealized
     gain (loss) on
     investments...........      4,950,596     (5,522,457)     1,209,156         93,689     (2,707,111)     1,677,960
                              ------------   ------------   ------------   ------------   ------------   ------------

NET INCREASE (DECREASE) IN
     NET ASSETS RESULTING
     FROM OPERATIONS.......     12,981,306      1,914,674      4,178,191        481,452     (2,846,047)     1,650,723
                              ------------   ------------   ------------   ------------   ------------   ------------

CONTRACT OWNER TRANSACTIONS
  Contract owner net
     payments..............      5,018,601      4,221,430      3,452,373      3,489,289      2,163,150      5,402,418
  Surrenders, withdrawals
     and death benefits....    (13,072,615)   (11,161,330)    (4,175,292)    (2,753,298)    (7,947,199)    (7,710,531)
  Net transfers between
     other subaccounts or
     fixed rate option.....     39,904,295    (16,111,420)     9,824,301      3,082,318    (49,051,686)    46,585,718
  Withdrawal and other
     charges...............        (53,286)       (38,671)       (17,701)       (18,636)       (35,766)       (35,799)
                              ------------   ------------   ------------   ------------   ------------   ------------

NET INCREASE (DECREASE) IN
     NET ASSETS RESULTING
     FROM CONTRACT OWNER
     TRANSACTIONS..........     31,796,995    (23,089,991)     9,083,681      3,799,673    (54,871,501)    44,241,806
                              ------------   ------------   ------------   ------------   ------------   ------------

TOTAL INCREASE (DECREASE)
     IN NET ASSETS.........     44,778,301    (21,175,317)    13,261,872      4,281,125    (57,717,548)    45,892,529

NET ASSETS
  Beginning of period......     81,338,729    102,514,046     31,418,943     27,137,818     89,133,024     43,240,495
                              ------------   ------------   ------------   ------------   ------------   ------------
  End of period............   $126,117,030   $ 81,338,729   $ 44,680,815   $ 31,418,943   $ 31,415,476   $ 89,133,024
                              ============   ============   ============   ============   ============   ============

  Beginning units..........      7,480,817     10,430,672      2,568,147      2,336,904      7,185,063      3,732,023
                              ------------   ------------   ------------   ------------   ------------   ------------
  Units issued.............     31,519,947     41,642,892     14,173,650     11,994,589     40,852,685     74,060,918
  Units redeemed...........    (29,480,120)   (44,592,747)   (13,579,060)   (11,763,346)   (45,333,934)   (70,607,878)
                              ------------   ------------   ------------   ------------   ------------   ------------
  Ending units.............      9,520,644      7,480,817      3,162,737      2,568,147      2,703,814      7,185,063
                              ============   ============   ============   ============   ============   ============



   *  Date subaccount became available for investment

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


                                       A44

                                                  SUBACCOUNTS (CONTINUED)
---------------------------------------------------------------------------------------------------------------------------
                                       ACCESS VP HIGH
   PROFUND VP HEALTH CARE                YIELD FUND                PROFUND VP INDUSTRIALS           PROFUND VP INTERNET
----------------------------    ----------------------------    ---------------------------    ----------------------------
 01/01/2006      01/01/2005      01/01/2006      05/02/2005*     01/01/2006      01/01/2005     01/01/2006      01/01/2005
     TO              TO              TO              TO              TO              TO             TO              TO
 12/31/2006      12/31/2005      12/31/2006      12/31/2005      12/31/2006      12/31/2005     12/31/2006      12/31/2005
------------    ------------    ------------    ------------    ------------    -----------    ------------    ------------



$   (713,005)   $   (723,406)   $  1,319,237    $    577,382    $   (258,408)   $  (137,301)   $   (167,029)   $   (230,651)

           0               0               0               0               0         98,469       1,363,886               0

     588,598       3,438,617         344,924        (124,018)        852,573       (151,523)     (1,629,737)        834,371

   2,510,295      (1,153,673)        712,106        (222,067)        196,213        (36,161)       (126,298)     (1,290,327)
------------    ------------    ------------    ------------    ------------    -----------    ------------    ------------



   2,385,888       1,561,538       2,376,267         231,297         790,378       (226,516)       (559,178)       (686,607)
------------    ------------    ------------    ------------    ------------    -----------    ------------    ------------



   3,908,183       5,570,304       1,027,442         245,112         790,844        944,226         403,057               0

  (5,154,146)     (5,131,139)     (4,111,844)     (1,885,295)     (1,963,996)    (1,119,542)     (1,271,082)     (2,582,681)


   8,928,346      14,791,827      (2,928,414)     36,414,867        (129,549)     1,049,893     (14,629,847)    (13,365,527)
     (25,582)        (33,339)         (7,535)         (4,669)         (8,784)        (4,902)         (6,925)         (9,280)
------------    ------------    ------------    ------------    ------------    -----------    ------------    ------------




   7,656,801      15,197,653      (6,020,351)     34,770,015      (1,311,485)       869,675     (15,504,797)    (15,957,488)
------------    ------------    ------------    ------------    ------------    -----------    ------------    ------------


  10,042,689      16,759,191      (3,644,084)     35,001,312        (521,107)       643,159     (16,063,975)    (16,644,095)


  53,878,623      37,119,432      35,001,312               0      10,101,816      9,458,657      25,339,239      41,983,334
------------    ------------    ------------    ------------    ------------    -----------    ------------    ------------
$ 63,921,312    $ 53,878,623    $ 31,357,228    $ 35,001,312    $  9,580,709    $10,101,816    $  9,275,264    $ 25,339,239
============    ============    ============    ============    ============    ===========    ============    ============

   5,510,838       4,052,916       3,307,694               0         828,032        808,091       1,329,255       2,333,819
------------    ------------    ------------    ------------    ------------    -----------    ------------    ------------
  14,601,538      33,232,382      10,215,031      14,053,018      13,560,890      7,597,233       3,257,672      14,664,833
 (13,769,526)    (31,774,460)    (10,777,190)    (10,745,324)    (13,650,477)    (7,577,292)     (4,099,359)    (15,669,397)
------------    ------------    ------------    ------------    ------------    -----------    ------------    ------------
   6,342,850       5,510,838       2,745,535       3,307,694         738,445        828,032         487,568       1,329,255
============    ============    ============    ============    ============    ===========    ============    ============




   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


                                       A45

                             FINANCIAL STATEMENTS OF
                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                    VARIABLE ACCOUNT B ("VARIABLE ACCOUNT B")

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2006 and 2005


                                                                      SUBACCOUNTS
                                ---------------------------------------------------------------------------------------
                                                                                                 PROFUND VP MID-CAP
                                      PROFUND VP JAPAN         PROFUND VP PRECIOUS METALS              GROWTH
                                ---------------------------   ---------------------------   ---------------------------
                                 01/01/2006     01/01/2005     01/01/2006     01/01/2005     01/01/2006     01/01/2005
                                     TO             TO             TO             TO             TO             TO
                                 12/31/2006     12/31/2005     12/31/2006     12/31/2005     12/31/2006     12/31/2005
                                ------------   ------------   ------------   ------------   ------------   ------------


OPERATIONS
  Net investment income
     (loss)..................   $   (633,485)  $   (621,760)  $ (1,208,694)  $   (999,501)  $ (1,265,176)  $ (1,244,134)
  Capital gains distributions
     received................     18,287,139              0              0              0      3,054,267      2,197,929
  Realized gain (loss) on
     shares redeemed.........     (2,689,478)     5,928,597     12,193,224       (446,755)     2,754,112      3,361,916
  Net change in unrealized
     gain (loss) on
     investments.............    (15,705,535)    15,848,292     (9,537,818)    17,308,039       (283,403)    (1,136,424)
                                ------------   ------------   ------------   ------------   ------------   ------------

NET INCREASE (DECREASE) IN
     NET ASSETS RESULTING
     FROM OPERATIONS.........       (741,359)    21,155,129      1,446,712     15,861,783      4,259,800      3,179,287
                                ------------   ------------   ------------   ------------   ------------   ------------

CONTRACT OWNER TRANSACTIONS
  Contract owner net
     payments................      9,576,882      4,411,273     19,681,728      8,763,169      2,895,500      4,240,074
  Surrenders, withdrawals and
     death benefits..........     (9,106,732)    (4,351,332)   (12,060,967)    (6,543,047)   (11,337,324)    (9,360,543)
  Net transfers between other
     subaccounts or fixed
     rate option.............    (60,983,061)    80,267,842      2,635,346     34,638,547    (84,413,191)    82,674,119
  Withdrawal and other
     charges.................        (43,521)       (20,695)       (77,917)       (42,357)       (38,338)       (42,696)
                                ------------   ------------   ------------   ------------   ------------   ------------

NET INCREASE (DECREASE) IN
     NET ASSETS RESULTING
     FROM CONTRACT OWNER
     TRANSACTIONS............    (60,556,432)    80,307,088     10,178,190     36,816,312    (92,893,353)    77,510,954
                                ------------   ------------   ------------   ------------   ------------   ------------

TOTAL INCREASE (DECREASE) IN
     NET ASSETS..............    (61,297,791)   101,462,217     11,624,902     52,678,095    (88,633,553)    80,690,241

NET ASSETS
  Beginning of period........    129,124,321     27,662,104    113,120,111     60,442,016    155,725,921     75,035,680
                                ------------   ------------   ------------   ------------   ------------   ------------
  End of period..............   $ 67,826,530   $129,124,321   $124,745,013   $113,120,111   $ 67,092,368   $155,725,921
                                ============   ============   ============   ============   ============   ============

  Beginning units............      9,015,574      2,765,674      7,463,733      5,015,023     12,851,561      6,820,564
                                ------------   ------------   ------------   ------------   ------------   ------------
  Units issued...............     30,467,605     31,564,018     39,950,437     45,192,735     60,057,424    104,115,853
  Units redeemed.............    (35,161,521)   (25,314,118)   (39,678,722)   (42,744,025)   (67,663,172)   (98,084,856)
                                ------------   ------------   ------------   ------------   ------------   ------------
  Ending units...............      4,321,658      9,015,574      7,735,448      7,463,733      5,245,813     12,851,561
                                ============   ============   ============   ============   ============   ============




   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


                                       A46

                                                    SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------
                                                                                                    PROFUND VP RISING RATES
   PROFUND VP MID-CAP VALUE       PROFUND VP PHARMACEUTICALS        PROFUND VP REAL ESTATE                OPPORTUNITY
-----------------------------    ----------------------------    ----------------------------    -----------------------------
 01/01/2006       01/01/2005      01/01/2006      01/01/2005      01/01/2006      01/01/2005      01/01/2006       01/01/2005
     TO               TO              TO              TO              TO              TO              TO               TO
 12/31/2006       12/31/2005      12/31/2006      12/31/2005      12/31/2006      12/31/2005      12/31/2006       12/31/2005
------------    -------------    ------------    ------------    ------------    ------------    ------------    -------------



$ (1,438,131)   $  (1,835,913)   $   (273,085)   $   (157,333)   $   (631,215)   $    254,179    $   (208,606)   $  (1,592,429)
  14,030,368        7,747,653               0               0       3,423,208               0               0                0

  (4,556,685)       5,552,023       1,499,730      (1,122,276)      8,427,031       4,146,178       4,441,437      (10,980,246)

     970,217       (4,565,195)       (555,287)        118,313       1,937,485      (3,088,873)      2,893,448          858,683
------------    -------------    ------------    ------------    ------------    ------------    ------------    -------------



   9,005,769        6,898,568         671,358      (1,161,296)     13,156,509       1,311,484       7,126,279      (11,713,992)
------------    -------------    ------------    ------------    ------------    ------------    ------------    -------------


   3,994,756        7,276,478       2,329,011       1,931,824       6,467,388       5,435,592       4,104,489       11,800,512

 (12,369,034)     (13,705,254)     (1,969,570)     (1,462,155)     (7,190,419)     (9,413,765)     (8,591,341)     (10,298,221)

   4,732,940      (26,698,433)      9,272,299        (320,025)     22,887,072     (42,306,282)     (3,627,057)     (29,948,598)
     (45,407)         (52,727)        (10,519)         (7,756)        (35,828)        (32,756)        (64,890)         (79,531)
------------    -------------    ------------    ------------    ------------    ------------    ------------    -------------




  (3,686,745)     (33,179,936)      9,621,221         141,888      22,128,213     (46,317,211)     (8,178,799)     (28,525,838)
------------    -------------    ------------    ------------    ------------    ------------    ------------    -------------


   5,319,024      (26,281,368)     10,292,579      (1,019,408)     35,284,722     (45,005,727)     (1,052,520)     (40,239,830)


  99,111,085      125,392,453      10,782,787      11,802,195      34,432,299      79,438,026      72,022,784      112,262,614
------------    -------------    ------------    ------------    ------------    ------------    ------------    -------------
$104,430,109    $  99,111,085    $ 21,075,366    $ 10,782,787    $ 69,717,021    $ 34,432,299    $ 70,970,264    $  72,022,784
============    =============    ============    ============    ============    ============    ============    =============

   7,506,708       10,343,952       1,377,678       1,435,160       1,948,512       4,720,082      11,308,697       16,152,393
------------    -------------    ------------    ------------    ------------    ------------    ------------    -------------
  48,380,955      117,864,173      16,323,829      21,966,013      33,359,668      52,002,886      60,154,786       96,643,014
 (48,963,710)    (120,701,417)    (15,288,712)    (22,023,495)    (32,266,957)    (54,774,456)    (61,150,179)    (101,486,710)
------------    -------------    ------------    ------------    ------------    ------------    ------------    -------------
   6,923,953        7,506,708       2,412,795       1,377,678       3,041,223       1,948,512      10,313,304       11,308,697
============    =============    ============    ============    ============    ============    ============    =============




   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


                                       A47

                             FINANCIAL STATEMENTS OF
                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                    VARIABLE ACCOUNT B ("VARIABLE ACCOUNT B")

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2006 and 2005


                                                                       SUBACCOUNTS
                                ----------------------------------------------------------------------------------------
                                       PROFUND VP OTC           PROFUND VP SEMICONDUCTOR     PROFUND VP SMALL-CAP GROWTH
                                ---------------------------   ---------------------------   ----------------------------
                                 01/01/2006     01/01/2005     01/01/2006     01/01/2005      01/01/2006     01/01/2005
                                     TO             TO             TO             TO              TO             TO
                                 12/31/2006     12/31/2005     12/31/2006     12/31/2005      12/31/2006     12/31/2005
                                ------------   ------------   ------------   ------------   -------------   ------------


OPERATIONS
  Net investment income
     (loss)..................   $ (1,237,003)    (1,379,561)  $   (137,267)  $   (157,142)  $  (1,726,667)  $ (2,152,508)
  Capital gains distributions
     received................              0      7,811,980         99,030        785,426      17,365,750              0
  Realized gain (loss) on
     shares redeemed.........        814,666     (4,629,562)    (1,665,247)       594,925      (3,469,243)     9,698,181
  Net change in unrealized
     gain (loss) on
     investments.............        397,615     (4,481,330)       441,315       (568,193)       (857,842)    (5,961,295)
                                ------------   ------------   ------------   ------------   -------------   ------------

NET INCREASE (DECREASE) IN
     NET ASSETS RESULTING
     FROM OPERATIONS.........        (24,722)    (2,678,473)    (1,262,169)       655,016      11,311,998      1,584,378
                                ------------   ------------   ------------   ------------   -------------   ------------

CONTRACT OWNER TRANSACTIONS
  Contract owner net
     payments................      4,170,114      7,352,107        488,759        562,186       4,669,105      5,976,270
  Surrenders, withdrawals and
     death benefits..........     (9,077,807)   (15,180,033)    (1,356,844)    (1,751,519)    (14,040,390)   (17,395,709)
  Net transfers between other
     subaccounts or fixed
     rate option.............    (17,106,599)   (56,131,881)    (5,596,137)     3,371,504    (107,391,872)   (14,082,076)
  Withdrawal and other
     charges.................        (50,982)       (67,221)        (5,164)        (5,311)        (54,371)       (74,352)
                                ------------   ------------   ------------   ------------   -------------   ------------

NET INCREASE (DECREASE) IN
     NET ASSETS RESULTING
     FROM CONTRACT OWNER
     TRANSACTIONS............    (22,065,274)   (64,027,028)    (6,469,386)     2,176,860    (116,817,528)   (25,575,867)
                                ------------   ------------   ------------   ------------   -------------   ------------

TOTAL INCREASE (DECREASE) IN
     NET ASSETS..............    (22,089,996)   (66,705,501)    (7,731,555)     2,831,876    (105,505,530)   (23,991,489)

NET ASSETS
  Beginning of period........     89,367,072    156,072,573     13,684,790     10,852,914     184,752,711    208,744,200
                                ------------   ------------   ------------   ------------   -------------   ------------
  End of period..............   $ 67,277,076     89,367,072   $  5,953,235   $ 13,684,790   $  79,247,181   $184,752,711
                                ============   ============   ============   ============   =============   ============

  Beginning units............     11,466,225     20,721,420      1,777,840      1,507,011      13,796,968     16,740,590
                                ------------   ------------   ------------   ------------   -------------   ------------
  Units issued...............     66,133,245    124,185,705     13,245,330     28,313,768      54,775,100     95,896,401
  Units redeemed.............    (69,999,732)  (133,440,900)   (14,180,869)   (28,042,939)    (63,157,138)   (98,840,023)
                                ------------   ------------   ------------   ------------   -------------   ------------
  Ending units...............      7,599,738     11,466,225        842,301      1,777,840       5,414,930     13,796,968
                                ============   ============   ============   ============   =============   ============



   *  Date subaccount became available for investment

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


                                       A48

                                                    SUBACCOUNTS (CONTINUED)
-------------------------------------------------------------------------------------------------------------------------------
  PROFUND VP SHORT MID-CAP           PROFUND VP SHORT OTC          PROFUND VP SHORT SMALL-CAP       PROFUND VP SMALL-CAP VALUE
----------------------------    ------------------------------    ----------------------------    -----------------------------
 01/01/2006      11/22/2005*      01/01/2006       01/01/2005      01/01/2006      11/22/2005*     01/01/2006       01/01/2005
     TO              TO               TO               TO              TO              TO              TO               TO
 12/31/2006      12/31/2005       12/31/2006       12/31/2005      12/31/2006      12/31/2005      12/31/2006       12/31/2005
------------    ------------    -------------    -------------    ------------    ------------    ------------    -------------



$    (52,404)   $    (46,657)   $    (456,628)   $    (627,824)   $   (170,866)   $   (310,376)   $ (1,206,043)   $  (1,250,744)
           0               0                0                0               0               0       3,789,620        4,378,979

  (2,071,813)       (567,605)      (3,199,061)      (2,642,526)     (4,889,151)       (330,716)      4,788,329       (2,347,922)

      29,034           1,990         (473,315)         983,628          45,479          51,724         820,990       (2,947,373)
------------    ------------    -------------    -------------    ------------    ------------    ------------    -------------



  (2,095,183)       (612,272)      (4,129,004)      (2,286,722)     (5,014,538)       (589,368)      8,192,896       (2,167,060)
------------    ------------    -------------    -------------    ------------    ------------    ------------    -------------


     351,365         205,673        2,875,673        3,813,146         427,599         741,542       4,195,940        5,532,319

  (1,555,009)       (741,926)      (7,580,337)      (5,474,728)     (4,038,682)     (3,374,183)     (9,516,809)      (9,324,505)

   4,324,910       4,714,483        1,333,425       20,144,386      14,431,368       7,324,811      36,468,814     (108,388,922)
      (2,621)           (890)         (44,979)         (24,994)        (12,198)         (7,790)        (38,080)         (42,348)
------------    ------------    -------------    -------------    ------------    ------------    ------------    -------------




   3,118,645       4,177,340       (3,416,218)      18,457,810      10,808,087       4,684,380      31,109,865     (112,223,456)
------------    ------------    -------------    -------------    ------------    ------------    ------------    -------------


   1,023,462       3,565,068       (7,545,222)      16,171,088       5,793,549       4,095,012      39,302,761     (114,390,516)


   4,080,253         515,185       31,249,234       15,078,146       6,654,237       2,559,225      61,211,911      175,602,427
------------    ------------    -------------    -------------    ------------    ------------    ------------    -------------
$  5,103,715    $  4,080,253    $  23,704,012    $  31,249,234    $ 12,447,786    $  6,654,237    $100,514,672    $  61,211,911
============    ============    =============    =============    ============    ============    ============    =============

     471,870          53,108        5,301,419        2,547,075         726,430         268,195       4,739,545       14,280,660
------------    ------------    -------------    -------------    ------------    ------------    ------------    -------------
  16,490,081      15,236,965      157,650,754      145,585,073      62,360,428      54,071,664      38,801,365       64,931,623
 (16,345,266)    (14,818,203)    (158,790,814)    (142,830,729)    (61,522,489)    (53,613,429)    (36,663,195)     (74,472,738)
------------    ------------    -------------    -------------    ------------    ------------    ------------    -------------
     616,685         471,870        4,161,359        5,301,419       1,564,369         726,430       6,877,715        4,739,545
============    ============    =============    =============    ============    ============    ============    =============




   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


                                       A49

                             FINANCIAL STATEMENTS OF
                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                    VARIABLE ACCOUNT B ("VARIABLE ACCOUNT B")

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2006 and 2005


                                                                       SUBACCOUNTS
                                 ---------------------------------------------------------------------------------------
                                                                        PROFUND VP
                                    PROFUND VP TECHNOLOGY           TELECOMMUNICATIONS         PROFUND VP ULTRAMID-CAP
                                 ---------------------------   ---------------------------   ---------------------------
                                  01/01/2006     01/01/2005     01/01/2006     01/01/2005     01/01/2006     01/01/2005
                                      TO             TO             TO             TO             TO             TO
                                  12/31/2006     12/31/2005     12/31/2006     12/31/2005     12/31/2006     12/31/2005
                                 ------------   ------------   ------------   ------------   ------------   ------------


OPERATIONS
  Net investment income
     (loss)...................   $   (215,221)  $   (118,738)  $   (287,180)  $     60,003   $ (1,316,406)  $ (1,110,361)
  Capital gains distributions
     received.................      1,215,827        822,315              0        325,285     11,946,631      6,866,213
  Realized gain (loss) on
     shares redeemed..........       (751,448)      (130,431)     4,414,990     (1,785,955)    (7,174,886)     9,409,770
  Net change in unrealized
     gain (loss) on
     investments..............        719,026       (783,217)     2,414,952       (336,755)      (124,376)    (5,749,914)
                                 ------------   ------------   ------------   ------------   ------------   ------------

NET INCREASE (DECREASE) IN NET
     ASSETS RESULTING FROM
     OPERATIONS...............        968,184       (210,071)     6,542,762     (1,737,422)     3,330,963      9,415,708
                                 ------------   ------------   ------------   ------------   ------------   ------------

CONTRACT OWNER TRANSACTIONS
  Contract owner net
     payments.................        341,533        583,804      2,380,193        794,354      7,971,265      7,524,308
  Surrenders, withdrawals and
     death benefits...........     (2,173,905)    (2,238,446)    (3,442,196)      (960,905)    (9,046,713)   (11,146,887)
  Net transfers between other
     subaccounts or fixed rate
     option...................        154,210     (2,429,814)    29,837,254     (7,176,633)   (11,154,567)    (6,513,928)
  Withdrawal and other
     charges..................         (6,740)        (6,882)       (17,093)        (7,535)       (46,611)       (38,214)
                                 ------------   ------------   ------------   ------------   ------------   ------------

NET INCREASE (DECREASE) IN NET
     ASSETS RESULTING FROM
     CONTRACT OWNER
     TRANSACTIONS.............     (1,684,902)    (4,091,338)    28,758,158     (7,350,719)   (12,276,626)   (10,174,721)
                                 ------------   ------------   ------------   ------------   ------------   ------------

TOTAL INCREASE (DECREASE) IN
     NET ASSETS...............       (716,718)    (4,301,409)    35,300,920     (9,088,141)    (8,945,663)      (759,013)

NET ASSETS
  Beginning of period.........     15,240,672     19,542,081      8,800,144     17,888,285     87,662,530     88,421,543
                                 ------------   ------------   ------------   ------------   ------------   ------------
  End of period...............   $ 14,523,954   $ 15,240,672   $ 44,101,064   $  8,800,144   $ 78,716,867   $ 87,662,530
                                 ============   ============   ============   ============   ============   ============

  Beginning units.............      2,697,378      3,441,646      1,288,772      2,863,053      5,482,307      6,891,212
                                 ------------   ------------   ------------   ------------   ------------   ------------
  Units issued................     12,347,314     19,187,625     32,035,431     19,445,020     46,373,947     67,888,729
  Units redeemed..............    (12,744,016)   (19,931,893)   (28,201,408)   (21,019,301)   (47,396,282)   (69,297,634)
                                 ------------   ------------   ------------   ------------   ------------   ------------
  Ending units................      2,300,676      2,697,378      5,122,795      1,288,772      4,459,972      5,482,307
                                 ============   ============   ============   ============   ============   ============



   *  Date subaccount became available for investment

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


                                       A50

                                                    SUBACCOUNTS (CONTINUED)
-------------------------------------------------------------------------------------------------------------------------------
      PROFUND VP ULTRAOTC           PROFUND VP ULTRASMALL-CAP          PROFUND VP UTILITIES         PROFUND VP LARGE-CAP GROWTH
------------------------------    -----------------------------    ----------------------------    ----------------------------
  01/01/2006       01/01/2005      01/01/2006       01/01/2005      01/01/2006      01/01/2005      01/01/2006      11/22/2005*
      TO               TO              TO               TO              TO              TO              TO              TO
  12/31/2006       12/31/2005      12/31/2006       12/31/2005      12/31/2006      12/31/2005      12/31/2006      12/31/2005
-------------    -------------    ------------    -------------    ------------    ------------    ------------    ------------



$    (937,357)   $  (1,283,162)   $   (801,087)   $    (755,663)   $    149,097    $   (809,754)   $ (1,037,442)   $   (465,646)
   26,656,831        6,852,466               0       18,244,402               0       1,014,460         888,115          37,408

  (30,314,358)      (7,559,048)      7,310,972      (23,102,302)      4,195,668      11,077,495       3,316,938        (965,389)

    5,426,521      (13,442,317)      1,149,610       (8,682,048)      8,419,690      (4,493,364)      1,705,934       1,959,326
-------------    -------------    ------------    -------------    ------------    ------------    ------------    ------------



      831,637      (15,432,061)      7,659,495      (14,295,611)     12,764,455       6,788,837       4,873,545         565,699
-------------    -------------    ------------    -------------    ------------    ------------    ------------    ------------


    2,992,138        5,966,744       1,354,285        2,795,219       7,866,830      10,963,878       2,221,056       1,427,046

   (7,920,855)      (8,909,398)     (7,110,358)      (7,227,810)     (9,673,572)    (13,127,754)     (8,897,501)     (3,949,473)

  (27,330,439)     (32,091,220)     15,407,407     (114,851,994)     17,157,280      19,316,864      (5,575,517)     81,528,974
      (68,578)         (82,854)        (30,967)         (29,959)        (45,728)        (54,514)        (29,414)        (12,611)
-------------    -------------    ------------    -------------    ------------    ------------    ------------    ------------




  (32,327,734)     (35,116,728)      9,620,367     (119,314,544)     15,304,810      17,098,474     (12,281,376)     78,993,936
-------------    -------------    ------------    -------------    ------------    ------------    ------------    ------------


  (31,496,097)     (50,548,789)     17,279,862     (133,610,155)     28,069,265      23,887,311      (7,407,831)     79,559,635


   96,200,982      146,749,771      39,714,238      173,324,393      75,840,439      51,953,128      83,057,952       3,498,317
-------------    -------------    ------------    -------------    ------------    ------------    ------------    ------------
$  64,704,885    $  96,200,982    $ 56,994,100    $  39,714,238    $103,909,704    $ 75,840,439    $ 75,650,121    $ 83,057,952
=============    =============    ============    =============    ============    ============    ============    ============

   55,241,779       80,485,280       3,106,543       12,860,531       6,382,647       5,238,227       8,052,293         337,056
-------------    -------------    ------------    -------------    ------------    ------------    ------------    ------------
  204,489,672      297,842,371      41,972,438       60,522,358      25,602,151      51,187,865      20,635,318      33,596,884
 (219,250,989)    (323,085,872)    (41,661,031)     (70,276,346)    (24,603,535)    (50,043,445)    (21,852,007)    (25,881,647)
-------------    -------------    ------------    -------------    ------------    ------------    ------------    ------------
   40,480,462       55,241,779       3,417,950        3,106,543       7,381,263       6,382,647       6,835,604       8,052,293
=============    =============    ============    =============    ============    ============    ============    ============




   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


                                       A51

                             FINANCIAL STATEMENTS OF
                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                    VARIABLE ACCOUNT B ("VARIABLE ACCOUNT B")

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2006 and 2005


                                                                    SUBACCOUNTS
                               ------------------------------------------------------------------------------------
                                PROFUND VP LARGE-CAP VALUE           RYDEX NOVA                   RYDEX OTC
                               ---------------------------   -------------------------   --------------------------
                                01/01/2006     11/22/2005*    01/01/2006    01/01/2005    01/01/2006    01/01/2005
                                    TO             TO             TO            TO            TO            TO
                                12/31/2006     12/31/2005     12/31/2006    12/31/2005    12/31/2006    12/31/2005
                               ------------   ------------   -----------   -----------   -----------   ------------


OPERATIONS
  Net investment income
     (loss).................   $ (1,181,661)  $   (577,488)  $   (12,584)  $   (89,557)  $  (364,781)  $   (469,917)
  Capital gains
     distributions
     received...............      1,264,432        250,803             0             0             0              0
  Realized gain (loss) on
     shares redeemed........     11,576,445         74,039       316,369    (1,322,171)   (6,335,698)   (10,481,921)
  Net change in unrealized
     gain (loss) on
     investments............      2,659,173      1,387,939       864,041     1,570,348     7,628,032     10,257,626
                               ------------   ------------   -----------   -----------   -----------   ------------

NET INCREASE (DECREASE) IN
     NET ASSETS RESULTING
     FROM OPERATIONS........     14,318,389      1,135,293     1,167,826       158,620       927,553       (694,212)
                               ------------   ------------   -----------   -----------   -----------   ------------

CONTRACT OWNER TRANSACTIONS
  Contract owner net
     payments...............      2,754,118      2,450,671        49,790        29,578       116,008        234,090
  Surrenders, withdrawals
     and death benefits.....    (12,532,283)    (4,393,787)     (772,071)   (1,063,774)   (3,629,112)    (4,847,675)
  Net transfers between
     other subaccounts or
     fixed rate option......     69,401,237     74,495,738      (924,996)   (1,378,730)   (3,579,403)    (6,277,144)
  Withdrawal and other
     charges................        (41,009)       (17,309)       (7,773)       (9,100)      (46,596)       (56,833)
                               ------------   ------------   -----------   -----------   -----------   ------------

NET INCREASE (DECREASE) IN
     NET ASSETS RESULTING
     FROM CONTRACT OWNER
     TRANSACTIONS...........     59,582,063     72,535,313    (1,655,050)   (2,422,026)   (7,139,103)   (10,947,562)
                               ------------   ------------   -----------   -----------   -----------   ------------

TOTAL INCREASE (DECREASE) IN
     NET ASSETS.............     73,900,452     73,670,606      (487,224)   (2,263,406)   (6,211,550)   (11,641,774)

NET ASSETS
  Beginning of period.......     78,231,698      4,561,092     7,742,721    10,006,127    30,222,176     41,863,950
                               ------------   ------------   -----------   -----------   -----------   ------------
  End of period.............   $152,132,150   $ 78,231,698   $ 7,255,497   $ 7,742,721   $24,010,626   $ 30,222,176
                               ============   ============   ===========   ===========   ===========   ============

  Beginning units...........      7,436,771        439,880     1,194,218     1,583,935     4,873,588      6,735,615
                               ------------   ------------   -----------   -----------   -----------   ------------
  Units issued..............     39,828,056     35,250,852        53,843        36,209       123,069        160,258
  Units redeemed............    (34,878,930)   (28,253,961)     (298,066)     (425,926)   (1,280,059)    (2,022,285)
                               ------------   ------------   -----------   -----------   -----------   ------------
  Ending units..............     12,385,897      7,436,771       949,995     1,194,218     3,716,598      4,873,588
                               ============   ============   ===========   ===========   ===========   ============



   *  Date subaccount became available for investment

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


                                       A52

                                                 SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------------------------
                                                             AIM V.I. FINANCIAL SERVICES     AIM V.I. GLOBAL HEALTH CARE
  RYDEX INVERSE S&P 500        AIM V.I. DYNAMICS FUND                   FUND                            FUND
------------------------    ----------------------------    ----------------------------    ----------------------------
01/01/2006    01/01/2005     01/01/2006      01/01/2005      01/01/2006      01/01/2005      01/01/2006      01/01/2005
    TO            TO             TO              TO              TO              TO              TO              TO
12/31/2006    12/31/2005     12/31/2006      12/31/2005      12/31/2006      12/31/2005      12/31/2006      12/31/2005
----------    ----------    ------------    ------------    ------------    ------------    ------------    ------------



$   44,636    $  (18,602)   $ (1,183,230)   $   (957,307)   $     46,038    $     12,883    $ (1,648,441)   $ (1,661,112)

         0             0               0               0         431,961               0               0               0

  (135,002)      (95,269)     14,160,822       5,593,903       9,181,399       6,144,152      10,463,229       5,987,160

    16,020        89,201      (5,944,075)        220,686        (248,852)     (3,989,376)     (5,351,631)      2,357,983
----------    ----------    ------------    ------------    ------------    ------------    ------------    ------------



   (74,346)      (24,670)      7,033,517       4,857,282       9,410,546       2,167,659       3,463,157       6,684,031
----------    ----------    ------------    ------------    ------------    ------------    ------------    ------------



     6,405        17,801       4,337,447       2,957,770       4,614,474       4,051,234       5,787,774       7,384,114

  (329,717)     (109,939)    (10,667,286)     (7,043,396)     (9,160,474)    (10,380,372)    (14,462,406)    (14,672,907)


   (46,507)     (135,893)      4,770,189     (10,657,759)    (10,798,717)       (956,840)     (8,972,276)     (5,119,508)
      (779)       (1,206)        (70,418)        (65,217)        (59,559)        (64,867)        (93,849)       (103,067)
----------    ----------    ------------    ------------    ------------    ------------    ------------    ------------




  (370,598)     (229,237)     (1,630,068)    (14,808,602)    (15,404,276)     (7,350,845)    (17,740,757)    (12,511,368)
----------    ----------    ------------    ------------    ------------    ------------    ------------    ------------


  (444,944)     (253,907)      5,403,449      (9,951,320)     (5,993,730)     (5,183,186)    (14,277,600)     (5,827,337)


 1,181,287     1,435,194      60,680,249      70,631,569      81,547,037      86,730,223     116,595,016     122,422,353
----------    ----------    ------------    ------------    ------------    ------------    ------------    ------------
$  736,343    $1,181,287    $ 66,083,698    $ 60,680,249    $ 75,553,307    $ 81,547,037    $102,317,416    $116,595,016
==========    ==========    ============    ============    ============    ============    ============    ============

   125,308       148,964       5,599,675       7,132,841       5,701,538       6,187,569       8,908,929       9,914,444
----------    ----------    ------------    ------------    ------------    ------------    ------------    ------------
     3,821         4,487       6,395,132       2,653,164       2,604,962       2,473,888       3,693,931       3,720,290
   (43,523)      (28,143)     (6,755,750)     (4,186,330)     (3,683,655)     (2,959,919)     (5,013,521)     (4,725,805)
----------    ----------    ------------    ------------    ------------    ------------    ------------    ------------
    85,606       125,308       5,239,057       5,599,675       4,622,845       5,701,538       7,589,339       8,908,929
==========    ==========    ============    ============    ============    ============    ============    ============




   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


                                       A53

                             FINANCIAL STATEMENTS OF
                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                    VARIABLE ACCOUNT B ("VARIABLE ACCOUNT B")

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2006 and 2005


                                                                   SUBACCOUNTS
                              -------------------------------------------------------------------------------------
                                                              WELLS FARGO ADVANTAGE VT     WELLS FARGO ADVANTAGE VT
                                AIM V.I. TECHNOLOGY FUND          ASSET ALLOCATION              EQUITY INCOME
                              ---------------------------   ---------------------------   -------------------------
                               01/01/2006     01/01/2005     01/01/2006     01/01/2005     01/01/2006    01/01/2005
                                   TO             TO             TO             TO             TO            TO
                               12/31/2006     12/31/2005     12/31/2006     12/31/2005     12/31/2006    12/31/2005
                              ------------   ------------   ------------   ------------   -----------   -----------


OPERATIONS
  Net investment income
     (loss)................   $   (927,085)  $ (1,075,230)  $    903,363   $    799,152   $    (2,596)  $   (36,610)
  Capital gains
     distributions
     received..............              0              0      1,193,735      2,837,057        63,843             0
  Realized gain (loss) on
     shares redeemed.......      3,518,452      3,631,149     (1,410,178)    (2,230,900)    1,618,833     1,761,180
  Net change in unrealized
     gain (loss) on
     investments...........      3,057,764     (3,239,638)     9,617,815      2,790,365     3,325,673      (621,481)
                              ------------   ------------   ------------   ------------   -----------   -----------

NET INCREASE (DECREASE) IN
     NET ASSETS RESULTING
     FROM OPERATIONS.......      5,649,131       (683,719)    10,304,735      4,195,674     5,005,753     1,103,089
                              ------------   ------------   ------------   ------------   -----------   -----------

CONTRACT OWNER TRANSACTIONS
  Contract owner net
     payments..............        914,541        989,497         71,600        117,682     3,055,029     2,570,521
  Surrenders, withdrawals
     and death benefits....     (8,770,855)    (9,370,373)   (24,903,994)   (22,380,323)   (4,373,151)   (4,033,262)
  Net transfers between
     other subaccounts or
     fixed rate option.....     (7,695,052)   (12,929,797)    (5,680,234)    (5,076,492)    3,809,930       (43,838)
  Withdrawal and other
     charges...............        (77,837)       (91,055)       (60,752)       (58,231)      (22,546)      (24,633)
                              ------------   ------------   ------------   ------------   -----------   -----------

NET INCREASE (DECREASE) IN
     NET ASSETS RESULTING
     FROM CONTRACT OWNER
     TRANSACTIONS..........    (15,629,203)   (21,401,728)   (30,573,380)   (27,397,364)    2,469,262    (1,531,212)
                              ------------   ------------   ------------   ------------   -----------   -----------

TOTAL INCREASE (DECREASE)
     IN NET ASSETS.........     (9,980,072)   (22,085,447)   (20,268,645)   (23,201,690)    7,475,015      (428,123)

NET ASSETS
  Beginning of period......     72,365,966     94,451,413    119,014,437    142,216,127    31,523,285    31,951,408
                              ------------   ------------   ------------   ------------   -----------   -----------
  End of period............   $ 62,385,894   $ 72,365,966   $ 98,745,792   $119,014,437   $38,998,300   $31,523,285
                              ============   ============   ============   ============   ===========   ===========

  Beginning units..........     13,664,681     18,009,965      5,123,162      6,330,630     2,707,129     2,903,073
                              ------------   ------------   ------------   ------------   -----------   -----------
  Units issued.............      1,858,442      1,833,492        104,011        197,309     1,885,796     1,594,800
  Units redeemed...........     (4,721,703)    (6,178,776)    (1,378,714)    (1,404,777)   (1,770,948)   (1,790,744)
                              ------------   ------------   ------------   ------------   -----------   -----------
  Ending units.............     10,801,420     13,664,681      3,848,459      5,123,162     2,821,977     2,707,129
                              ============   ============   ============   ============   ===========   ===========




   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


                                       A54

                                                      SUBACCOUNTS (CONTINUED)
-----------------------------------------------------------------------------------------------------------------------------------
     WELLS FARGO ADVANTAGE VT WELLS FARGO ADVANTAGE VT WELLS FARGO ADVANTAGE VT WELLS FARGO ADVANTAGE VT  WELLS FARGO ADVANTAGE VT
        C&B LARGE CAP VALUE      LARGE COMPANY CORE       INTERNATIONAL CORE      LARGE COMPANY GROWTH          MONEY MARKET
     ------------------------ ------------------------ ------------------------ ------------------------ --------------------------
      01/01/2006  01/01/2005   01/01/2006  01/01/2005   01/01/2006  01/01/2005   01/01/2006  01/01/2005    01/01/2006   01/01/2005
          TO          TO           TO          TO           TO          TO           TO          TO            TO           TO
      12/31/2006  12/31/2005   12/31/2006  12/31/2005   12/31/2006  12/31/2005   12/31/2006  12/31/2005    12/31/2006   12/31/2005
     ------------------------ ------------------------ ------------------------ ------------------------ --------------------------




      $    10,014 $  (121,382) $  (163,931)$  (252,519) $    3,599  $   11,056   $  (164,276)$  (169,721) $    761,331 $    328,190

                0           0            0           0     102,448      71,964             0           0             0            0

        1,054,385     223,976   (4,106,694) (4,916,672)    304,265      75,345      (575,186) (1,417,519)            0            0

        2,183,118     190,367    6,963,692   3,831,210      43,521      47,770       729,877   2,046,487             0            0
      ----------- -----------  ----------- -----------  ----------  ----------   ----------- -----------  ------------ ------------



        3,247,517     292,961    2,693,067  (1,337,981)    453,833     206,135        (9,585)    459,247       761,331      328,190
      ----------- -----------  ----------- -----------  ----------  ----------   ----------- -----------  ------------ ------------



                0      84,880       21,279      48,951       7,194       5,063        81,941      37,217         7,860       57,446

       (3,407,537) (2,875,633)  (5,097,416) (6,706,898)   (412,862)   (494,805)   (1,880,122) (1,860,226)  (27,257,897) (29,714,645)


           91,360    (888,017)    (647,596) (1,264,018)    (30,589)    133,569      (578,153)   (750,972)   24,804,135   21,685,204
           (7,898)     (9,774)      (8,695)    (10,694)     (2,037)     (1,963)       (8,060)     (9,109)      (10,187)     (14,379)
      ----------- -----------  ----------- -----------  ----------  ----------   ----------- -----------  ------------ ------------




       (3,324,075) (3,688,544)  (5,732,428) (7,932,659)   (438,294)   (358,136)   (2,384,394) (2,583,090)   (2,456,089)  (7,986,374)
      ----------- -----------  ----------- -----------  ----------  ----------   ----------- -----------  ------------ ------------


          (76,558) (3,395,583)  (3,039,361) (9,270,640)     15,539    (152,001)   (2,393,979) (2,123,843)   (1,694,758)  (7,658,184)


       17,884,960  21,280,543   24,241,712  33,512,352   2,650,389   2,802,390    13,023,226  15,147,069    26,962,885   34,621,069
      ----------- -----------  ----------- -----------  ----------  ----------   ----------- -----------  ------------ ------------
      $17,808,402 $17,884,960  $21,202,351 $24,241,712  $2,665,928  $2,650,389   $10,629,247 $13,023,226  $ 25,268,127 $ 26,962,885
      =========== ===========  =========== ===========  ==========  ==========   =========== ===========  ============ ============

        1,933,881   2,342,679    1,406,297   1,872,553     288,646     326,851     1,455,694   1,766,952     2,115,112    2,745,812
      ----------- -----------  ----------- -----------  ----------  ----------   ----------- -----------  ------------ ------------
          317,756     164,458       27,457      24,648      67,520      68,321       178,777     144,329     2,333,625    2,453,740
         (660,102)   (573,256)    (354,376)   (490,904)   (116,165)   (106,526)     (470,039)   (455,587)   (2,521,968)  (3,084,440)
      ----------- -----------  ----------- -----------  ----------  ----------   ----------- -----------  ------------ ------------
        1,591,535   1,933,881    1,079,378   1,406,297     240,001     288,646     1,164,432   1,455,694     1,926,769    2,115,112
      =========== ===========  =========== ===========  ==========  ==========   =========== ===========  ============ ============




   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


                                       A55

                             FINANCIAL STATEMENTS OF
                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                    VARIABLE ACCOUNT B ("VARIABLE ACCOUNT B")

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2006 and 2005


                                                                    SUBACCOUNTS
                                ----------------------------------------------------------------------------------
                                                                                        AST FIRST      AST FIRST
                                                                                          TRUST      TRUST CAPITAL
                                 WELLS FARGO ADVANTAGE                                  BALANCED      APPRECIATION
                                           VT              WELLS FARGO ADVANTAGE VT      TARGET          TARGET
                                    SMALL CAP GROWTH          TOTAL RETURN BOND         PORTFOLIO      PORTFOLIO
                                -----------------------   -------------------------   ------------   -------------
                                01/01/2006   01/01/2005    01/01/2006    01/01/2005    3/20/2006*      3/20/2006*
                                    TO           TO            TO            TO            TO              TO
                                12/31/2006   12/31/2005    12/31/2006    12/31/2005    12/31/2006      12/31/2006
                                ----------   ----------   -----------   -----------   ------------   -------------


OPERATIONS
  Net investment income
     (loss)..................   $  (76,334)  $  (75,548)  $   445,806   $   431,560   $ (3,177,503)   $ (3,612,451)
  Capital gains distributions
     received................      130,376            0             0        81,999              0               0
  Realized gain (loss) on
     shares redeemed.........     (224,048)    (877,683)     (132,080)       63,248       (194,131)       (612,530)
  Net change in unrealized
     gain (loss) on
     investments.............    1,172,977    1,143,935        (5,224)     (491,619)    25,669,911      29,551,225
                                ----------   ----------   -----------   -----------   ------------    ------------

NET INCREASE (DECREASE) IN
     NET ASSETS RESULTING
     FROM OPERATIONS.........    1,002,971      190,704       308,502        85,188     22,298,277      25,326,244
                                ----------   ----------   -----------   -----------   ------------    ------------

CONTRACT OWNER TRANSACTIONS
  Contract owner net
     payments................       42,367        6,675       125,116        36,960    279,088,386     290,352,077
  Surrenders, withdrawals and
     death benefits..........     (758,856)    (646,569)   (2,903,869)   (3,229,909)    (6,350,075)     (5,893,901)
  Net transfers between other
     subaccounts or fixed
     rate option.............     (191,396)    (281,125)   (1,591,085)     (427,391)   164,424,068     189,231,119
  Withdrawal and other
     charges.................       (3,757)      (3,751)       (5,993)       (6,964)       (22,680)        (38,956)
                                ----------   ----------   -----------   -----------   ------------    ------------

NET INCREASE (DECREASE) IN
     NET ASSETS RESULTING
     FROM CONTRACT OWNER
     TRANSACTIONS............     (911,642)    (924,770)   (4,375,831)   (3,627,304)   437,139,699     473,650,339
                                ----------   ----------   -----------   -----------   ------------    ------------

TOTAL INCREASE (DECREASE) IN
     NET ASSETS..............       91,329     (734,066)   (4,067,329)   (3,542,116)   459,437,976     498,976,583

NET ASSETS
  Beginning of period........    5,211,599    5,945,665    17,781,144    21,323,260              0               0
                                ----------   ----------   -----------   -----------   ------------    ------------
  End of period..............   $5,302,928   $5,211,599   $13,713,815   $17,781,144   $459,437,976    $498,976,583
                                ==========   ==========   ===========   ===========   ============    ============

  Beginning units............      529,844      635,944     1,328,686     1,599,730              0               0
                                ----------   ----------   -----------   -----------   ------------    ------------
  Units issued...............       55,802       30,043        30,934        42,234     55,896,702      66,429,015
  Units redeemed.............     (143,863)    (136,143)     (356,561)     (313,278)   (12,308,591)    (18,626,616)
                                ----------   ----------   -----------   -----------   ------------    ------------
  Ending units...............      441,783      529,844     1,003,059     1,328,686     43,588,111      47,802,399
                                ==========   ==========   ===========   ===========   ============    ============



   *  Date subaccount became available for investment

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


                                       A56

                                                 SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------------------------

           AST
        ADVANCED       COLUMBIA
       STRATEGIES     HIGH YIELD    COLUMBIA HIGH YIELD FUND          COLUMBIA ASSET               COLUMBIA FEDERAL
        PORTFOLIO       FUND VS                VS                      ALLOCATION VS                 SECURITIES VS
      ------------    ----------    ------------------------    --------------------------    --------------------------
       3/20/2006*      5/1/2006*    01/01/2006    01/01/2005      1/1/2006       1/1/2005       1/1/2006       1/1/2005
           TO             TO            TO            TO             TO             TO             TO             TO
       12/31/2006     12/31/2006     4/28/2006    12/31/2005     12/31/2006     12/31/2005     12/31/2006     12/31/2005
      ------------    ----------    ----------    ----------    -----------    -----------    -----------    -----------




      $ (3,845,600)    $  8,625      $  32,260    $   (8,373)   $   221,268    $   311,378    $   126,397    $   203,536
                 0        4,037              0             0        785,932              0              0         14,062

            40,436          220         (5,083)       24,533        964,540      1,584,163        (45,189)       (48,840)

        30,250,619       18,342        (22,127)       (7,497)      (505,816)    (1,109,639)        (4,842)      (119,958)
      ------------     --------      ---------    ----------    -----------    -----------    -----------    -----------



        26,445,455       31,224          5,050         8,663      1,465,924        785,902         76,366         48,800
      ------------     --------      ---------    ----------    -----------    -----------    -----------    -----------



       308,256,141           36              0             0              0         31,016              0              0

        (7,887,144)     (83,076)       (63,965)     (399,627)    (2,886,576)    (5,389,313)    (1,177,209)      (919,741)

       210,629,997      515,249       (568,450)      (10,030)      (518,226)    (1,436,807)      (216,761)      (600,581)
           (31,863)        (208)          (164)         (585)       (16,341)       (20,233)        (2,744)        (3,673)
      ------------     --------      ---------    ----------    -----------    -----------    -----------    -----------




       510,967,131      432,001       (632,579)     (410,242)    (3,421,143)    (6,815,337)    (1,396,714)    (1,523,995)
      ------------     --------      ---------    ----------    -----------    -----------    -----------    -----------


       537,412,586      463,225       (627,529)     (401,579)    (1,955,219)    (6,029,435)    (1,320,348)    (1,475,195)


                 0            0        627,529     1,029,108     15,112,003     21,141,438      3,436,146      4,911,341
      ------------     --------      ---------    ----------    -----------    -----------    -----------    -----------
      $537,412,586     $463,225      $       0    $  627,529    $13,156,784    $15,112,003    $ 2,115,798    $ 3,436,146
      ============     ========      =========    ==========    ===========    ===========    ===========    ===========

                 0            0         44,187        73,544      1,094,741      1,615,224        324,887        471,593
      ------------     --------      ---------    ----------    -----------    -----------    -----------    -----------
        65,783,412       56,309        (40,298)        8,522          3,206         27,456            363          3,457
       (15,187,864)     (13,096)        (3,889)      (37,879)      (236,762)      (547,939)      (130,427)      (150,163)
      ------------     --------      ---------    ----------    -----------    -----------    -----------    -----------
        50,595,548       43,213              0        44,187        861,185      1,094,741        194,823        324,887
      ============     ========      =========    ==========    ===========    ===========    ===========    ===========




   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


                                       A57

                        NOTES TO FINANCIAL STATEMENTS OF
                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                    VARIABLE ACCOUNT B ("VARIABLE ACCOUNT B")

NOTE 1:    GENERAL

            American Skandia Life Assurance Corporation Variable Account B, also referred to as the "Separate Account", is organized as a unit investment trust, a type of investment company, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940. American Skandia Life Assurance Corporation ("American Skandia" or the "Company"), which became a majority owned subsidiary of Prudential Financial, Inc. on May 1, 2003, commenced operations of the Separate Account, pursuant to Connecticut law on November 25, 1987. Under sec.38a-433 of the Connecticut General Statutes, the assets and liabilities of the Separate Account are clearly identified and distinguished from the other assets and liabilities of the Company. The assets of the Separate Account will not be charged with any liabilities arising out of any other business conducted by American Skandia. However, the Separate Account's obligations, including insurance benefits related to the annuities, are the obligations of American Skandia.

            Effective May 1, 2007, American Skandia Trust and American Skandia Investment Services, Inc. will be renamed Advanced Series Trust and AST Investment Services, Inc., respectively.

            The Separate Account is used as a funding vehicle for several flexible premium deferred variable annuity contracts, as well as two immediate variable annuities issued by American Skandia. The following is a list of each variable annuity product funded through the Separate Account.

LifeVest Personal Security Annuity ("PSA")
Alliance Capital Navigator ("ACN")
American Skandia Advisor Plan ("ASAP")
American Skandia Advisor Plan II ("ASAP II")
Evergreen Skandia Harvester Variable Annuity
  ("Harvester Variable Annuity")
American Skandia Advisor Plan II Premier
  ("ASAP II Premier")
American Skandia Advisor Plan III ("ASAP III")
American Skandia Apex ("Apex")
Wells Fargo Stagecoach Apex
American Skandia Apex II ("Apex II")
American Skandia LifeVest ("ASL")
Wells Fargo Stagecoach Variable Annuity Flex
  ("Stagecoach Flex")
American Skandia LifeVest Premier ("ASL Premier")
American Skandia LifeVest II ("ASL II")
American Skandia LifeVest II Premier (ASL II Premier")
American Skandia XTra Credit ("XTra Credit")
Stagecoach Apex II
Stagecoach ASAP III
Stagecoach XTra Credit SIX

Wells Fargo Stagecoach Extra Credit ("Stagecoach Extra Credit")
Evergreen Skandia Harvester XTra Credit ("Harvester XTra Credit")
American Skandia XTra Credit Premier ("XTra Credit Premier")
American Skandia XTra Credit FOUR ("XTtra Credit FOUR")
American Skandia XTra Credit FOUR Premier ("XTra Credit FOUR Premier") American Skandia XTra Credit SIX ("XTra Credit SIX")
American Skandia Protector ("AS Protector")
Wells Fargo Stagecoach Variable Annuity ("Stagecoach")
Wells Fargo Stagecoach Variable Annuity Plus ("Stagecoach VA+")
American Skandia Advisors Choice ("Choice")
American Skandia Advisors Choice 2000 ("Choice 2000")
American Skandia Impact ("AS Impact")
Defined Investments Annuity
Galaxy Variable Annuity III ("Galaxy III")
American Skandia Advisors Income Annuity ("ASAIA")
American Skandia Variable Immediate Annuity ("ASVIA")
American Skandia Optimum
American Skandia Optimum Plus
American Skandia Optimum Four

            The Annuities named above may be used as an investment vehicle for "qualified" investments, including an IRA, SEP-IRA, Roth IRA or Tax Sheltered Annuity (or 403(b)) or as an investment vehicle for "non-qualified" investments. When an Annuity is purchased as a "qualified" investment, it does not provide any tax advantages in addition to the preferential treatment already available under the Internal Revenue Code.

            The Separate Account consists of one hundred and twenty-six subaccounts, each of which invests in either a corresponding portfolio of The Prudential Series Fund, American Skandia Trust, (collectively the "Series Funds") or one of the non-Prudential administered funds (collectively, the "portfolios"). Certain subaccounts are available with only certain variable annuities offered through the Separate Account.


                                       A58

            The name of each Portfolio and the corresponding subaccount name are as follows:

AMERICAN SKANDIA TRUST
AST AllianceBernstein Growth & Income
Portfolio
AST T. Rowe Price Large-Cap Growth Portfolio
AST American Century Income & Growth
Portfolio
AST American Century Strategic Balanced
Portfolio
AST Money Market Portfolio
AST Cohen & Steers Realty Portfolio
AST Global Allocation Portfolio
AST DeAm Large-Cap Value Portfolio
AST DeAm Small-Cap Growth Portfolio
AST DeAm Small-Cap Value Portfolio
AST High Yield Bond Portfolio
AST Federated Aggressive Growth Portfolio
AST Mid-Cap Value Portfolio
AST Small-Cap Value Portfolio
AST Goldman Sachs Concentrated Growth
Portfolio
AST Goldman Sachs Mid-Cap Growth Portfolio
AST Goldman Sachs Small-Cap Value Portfolio
AST Large-Cap Value Portfolio
AST Lord Abbett Bond-Debenture Portfolio
AST Marsico Capital Growth Portfolio
AST MFS Growth Portfolio
AST Neuberger Berman Mid-Cap Growth
Portfolio
AST Neuberger Berman Mid-Cap Value Portfolio
AST Small-Cap Growth Portfolio
AST PIMCO Limited Maturity Bond Portfolio
AST PIMCO Total Return Bond Portfolio
AST AllianceBernstein Core Value Portfolio
AST AllianceBernstein Managed Index 500
Portfolio
AST T. Rowe Price Natural Resources Portfolio
AST T. Rowe Price Asset Allocation Portfolio
AST International Value Portfolio
AST MFS Global Equity Portfolio
AST JPMorgan International Equity Portfolio
AST T. Rowe Price Global Bond Portfolio
AST International Growth Portfolio
AST Aggressive Asset Allocation Portfolio
AST Capital Growth Asset Allocation Portfolio
AST Balanced Asset Allocation Portfolio
AST Conservative Asset Allocation Portfolio
AST Preservation Asset Allocation Portfolio
AST First Trust Balanced Target Portfolio
AST First Trust Capital Appreciation Target
Portfolio
AST Advanced Strategies Portfolio

GARTMORE GVIT
Developing Markets

PRUDENTIAL SERIES FUNDS
SP International Growth

WELLS FARGO ADVANTAGE VARIABLE TRUST
Asset Allocation
Equity Income
C&B Large Cap Value
Large Company Core
International Core
Large Company Growth
Money Market
Small Cap Growth
Total Return Bond

EVERGREEN VARIABLE ANNUITY
Balanced Fund
Growth Fund
International Equity Fund
Fundamental Large Cap Fund
Omega Fund
Special Values Fund
Strategic Income Fund

FIRST TRUST
Managed VIP
The Dow Target 10
Global DividendTarget 15
S&P Target 24
NASDAQ Target 15
Value Line Target 25
10 Uncommon Values
Energy Sector
Financial Services
PharmHealth Sector
Technology
Dow Target Dividend

AIM VARIABLE INSURANCE
Dynamics Fund
Financial Services Fund
Global Health Care Fund
Technology Fund

COLUMBIA
Large Cap Growth Stock Fund, VS
Asset Allocation Fund VS
Federal Securities Fund VS
Money Market Fund VS
Small Company Growth Fund VS
High Yield Fund VS

PROFUNDS VP
Asia 30
Banks
Bear
Biotechnology
Basic Materials
UltraBull
Bull
Consumer Services
Consumer Goods
Oil & Gas
Europe 30
Financials
U.S. Government Plus
Health Care
Industrials
Internet
Japan
Precious Metals
Mid-Cap Growth
Mid-Cap Value
Pharmaceuticals
Real Estate
Rising Rates Opportunity
OTC
Semiconductor
Small-Cap Growth
Short Mid-Cap
Short OTC
Short Small-Cap
Small-Cap Value
Technology
Telecommunications
UltraMid-Cap
UltraOTC
UltraSmall-Cap
Utilities
Large-Cap Growth
Large-Cap Value

RYDEX VARIABLE TRUST
Nova
Inverse S&P 500
OTC

DAVIS
Value Portfolio

ACCESS ONE TRUST
VP High Yield Fund

            On May 1, 2006, Columbia High Yield Fund VS was merged into a new fund that was later renamed Columbia High Yield Fund VS. The transfer from the old subaccount to the new subaccount is reflected in the Statement of Changes in the year 2006 as a transfer in.

RETIRED PORTFOLIO

Columbia High Yield Fund VS
EXISTING PORTFOLIO

Columbia High Yield Fund VS
ASSETS MOVED

$563,671

                                       A59

NOTE 2:  SIGNIFICANT ACCOUNTING POLICIES

           The accompanying financial statements are prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

           Investments -- The investments in shares of the portfolios are stated at the net asset value of the respective portfolios, whose investment securities are stated at value.

           Security Transactions -- Realized gains and losses on security transactions are determined based upon an average cost. Purchase and sale transactions are recorded as of the trade date of the security being purchased or sold.

           Dividend and Distributions Received -- Dividend and capital gain distributions received are reinvested in additional shares of the portfolios and are recorded on the ex distribution date.


                                       A60

NOTE 3:  TAXES

           American Skandia Life Assurance Corporation is taxed as a "life insurance company" as defined by the Internal Revenue Code. The results of operations of the Account form a part of PFI's consolidated federal tax return. Under current federal law, no federal income taxes are payable by the Account. As such, no provision for tax liability has been recorded in these financial statements. Prudential Management will review periodically the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.

NOTE 4:  PURCHASES AND SALES OF INVESTMENTS

           The aggregate costs of purchases and proceeds from sales, excluding distributions received and reinvested, of investments in the portfolios for the year ended December 31, 2006 were as follows:


                                                      PURCHASES          SALES
                                                   --------------   ---------------


AST AllianceBernstein Growth & Income Portfolio..  $  169,228,513   $(1,010,104,802)
AST T. Rowe Price Large-Cap Growth Portfolio.....  $  157,986,139   $  (110,380,814)
AST American Century Income & Growth Portfolio...  $   47,355,694   $  (112,795,378)
AST American Century Strategic Balanced
  Portfolio......................................  $   24,423,469   $   (71,610,545)
AST Money Market Portfolio.......................  $4,717,653,843   $(4,811,062,161)
AST Cohen & Steers Realty Portfolio..............  $  141,969,098   $  (148,788,892)
AST Global Allocation Portfolio..................  $   17,375,957   $   (55,108,023)
AST DeAm Large-Cap Value Porfolio................  $  173,604,057   $   (60,363,744)
AST DeAm Small-Cap Growth Porfolio...............  $   41,271,970   $  (102,113,924)
AST DeAm Small-Cap Value Porfolio................  $   41,981,154   $   (52,954,308)
AST High Yield Portfolio.........................  $  287,531,351   $  (383,390,023)
AST Federated Aggressive Growth Portfolio........  $  119,619,352   $  (226,390,748)
AST Mid-Cap Value Portfolio......................  $   29,533,972   $   (60,806,696)
AST Small-Cap Value Portfolio....................  $  106,394,213   $  (369,608,699)
AST Goldman Sachs Concentrated Growth Portfolio..  $   28,822,927   $  (200,278,973)
AST Goldman Sachs Mid-Cap Growth Portfolio.......  $   50,238,393   $  (152,284,560)
AST Goldman Sachs Small-Cap Value Portfolio......  $    5,471,894   $   (74,777,380)
AST Large-Cap Value Portfolio....................  $  158,782,081   $  (237,921,303)
AST Lord Abbett Bond-Debenture Portfolio.........  $  167,386,096   $  (302,304,426)
AST Marsico Capital Growth Portfolio.............  $  278,281,373   $  (906,537,234)
AST MFS Growth Portfolio.........................  $   40,179,498   $  (191,140,208)
AST Neuberger Berman Mid-Cap Growth Portfolio....  $  104,054,138   $  (252,524,429)
AST Neuberger Berman Mid-Cap Value Portfolio.....  $   94,079,118   $  (472,601,739)
AST Small-Cap Growth Portfolio...................  $   47,273,541   $   (80,172,136)
AST PIMCO Limited Maturity Bond Portfolio........  $  230,133,931   $  (605,421,656)
AST PIMCO Total Return Bond Portfolio............  $  298,396,386   $  (426,873,405)
AST AllianceBernstein Core Value Portfolio.......  $  198,957,176   $   (97,854,297)
AST AllianceBernstein Managed Index 500
  Portfolio......................................  $   66,298,833   $  (169,210,883)
AST T. Rowe Price Natural Resources Portfolio....  $  158,710,250   $  (214,104,199)
AST T. Rowe Price Asset Allocation Portfolio.....  $  103,377,808   $  (120,433,310)
AST International Value Portfolio................  $  147,798,873   $   (84,579,159)
AST MFS Global Equity Portfolio..................  $  124,445,171   $   (70,989,116)
AST JPMorgan International Equity Portfolio......  $  124,790,715   $  (179,257,192)
AST T. Rowe Price Global Bond Portfolio..........  $  124,235,499   $  (214,479,019)
AST International Growth Portfolio...............  $  176,599,671   $  (646,057,016)
AST Aggressive Asset Allocation Portfolio........  $  374,093,578   $  (100,786,865)
AST Capital Growth Asset Allocation Portfolio....  $2,891,216,320   $  (297,287,977)
AST Balanced Asset Allocation Portfolio..........  $2,150,369,313   $  (210,453,369)

                                       A61

                                                      PURCHASES          SALES
                                                   --------------   ---------------

AST Conservative Asset Allocation Portfolio......  $  621,224,558   $  (139,189,716)
AST Preservation Asset Allocation Portfolio......  $  378,098,270   $  (152,901,958)
Davis Value Portfolio............................  $    3,545,688   $    (1,718,952)
Evergreen VA Balanced Fund.......................  $      169,628   $    (1,374,309)
Evergreen VA Growth Fund.........................  $   22,473,385   $   (28,752,528)
Evergreen VA International Equity Fund...........  $   59,225,104   $   (46,893,110)
Evergreen VA Fundamental Large Cap Fund..........  $      959,268   $    (1,840,650)
Evergreen VA Omega Fund..........................  $    7,302,032   $   (14,894,414)
Evergreen VA Special Values Fund.................  $    1,390,780   $    (2,071,922)
Evergreen VA Strategic Income Fund...............  $      957,317   $    (1,220,565)
Columbia Money Market Fund VS....................  $    1,438,644   $    (2,237,070)
Columbia Small Company Growth Fund VS............  $       10,775   $      (404,065)
Columbia Large Cap Growth Stock VS...............  $       27,862   $    (3,750,399)
Prudential SP International Growth...............  $   41,324,739   $   (37,326,093)
Gartmore GVIT Developing Markets.................  $  204,983,519   $  (253,885,571)
First Trust The Dow Target 10....................  $   29,860,843   $   (17,657,732)
First Trust 10 Uncommon Values...................  $      892,014   $    (2,417,220)
First Trust Energy Sector........................  $    1,084,998   $    (1,932,918)
First Trust Financial Services...................  $      257,869   $      (928,373)
First Trust PharmHealth Sector...................  $      238,304   $      (666,544)
First Trust Technology...........................  $       84,029   $      (369,056)
First Trust Global Dividend Target 15............  $  100,595,943   $   (31,837,672)
First Trust NASDAQ Target 15.....................  $    3,382,789   $    (3,171,160)
First Trust S&P Target 24........................  $    8,771,988   $   (11,122,319)
First Trust Managed VIP..........................  $  101,234,079   $   (99,497,326)
First Trust Value Line Target 25.................  $   19,791,346   $   (31,086,050)
First Trust Dow Target Dividend..................  $   93,181,122   $   (64,106,506)
ProFund VP Asia 30...............................  $  311,236,917   $  (238,891,804)
ProFund VP Banks.................................  $   78,220,984   $   (78,915,041)
ProFund VP Bear..................................  $  456,213,570   $  (470,272,994)
ProFund VP Biotechnology.........................  $   62,951,786   $   (74,556,953)
ProFund VP Basic Materials.......................  $  149,359,867   $  (153,846,243)
ProFund VP UltraBull.............................  $  269,576,655   $  (265,562,338)
ProFund VP Bull..................................  $  742,629,405   $  (759,186,582)
ProFund VP Consumer Services.....................  $   42,985,754   $   (40,862,109)
ProFund VP Consumer Goods........................  $   72,471,819   $   (62,610,562)
ProFund VP Oil & Gas.............................  $  342,065,128   $  (368,255,985)
ProFund VP Europe 30.............................  $  278,046,264   $  (247,728,207)
ProFund VP Financials............................  $  135,160,746   $  (126,633,504)
ProFund VP U.S. Government Plus..................  $  331,210,128   $  (387,005,670)
ProFund VP Health Care...........................  $   97,082,776   $   (90,138,979)
ACCESS VP High Yield Fund........................  $   95,356,252   $  (101,780,603)
ProFund VP Industrials...........................  $  133,662,463   $  (135,232,357)
ProFund VP Internet..............................  $   45,859,257   $   (61,531,083)
ProFund VP Japan.................................  $  260,594,144   $  (322,399,997)
ProFund VP Precious Metals.......................  $  386,067,907   $  (377,996,591)
ProFund VP Mid-Cap Growth........................  $  590,935,379   $  (685,093,908)
ProFund VP Mid-Cap Value.........................  $  552,208,891   $  (557,351,729)
ProFund VP Pharmaceuticals.......................  $  109,984,991   $  (100,716,491)
ProFund VP Real Estate...........................  $  516,654,570   $  (495,507,857)
ProFund VP Rising Rates Opportunity..............  $  300,851,179   $  (310,317,536)

                                       A62

                                                      PURCHASES          SALES
                                                   --------------   ---------------

ProFund VP OTC...................................  $  341,858,231   $  (365,160,508)
ProFund VP Semiconductor.........................  $   77,479,541   $   (84,086,194)
ProFund VP Small-Cap Growth......................  $  588,062,265   $  (706,606,461)
ProFund VP Short Mid-Cap.........................  $  109,485,516   $  (106,470,008)
ProFund VP Short OTC.............................  $  704,343,703   $  (708,705,949)
ProFund VP Short Small-Cap.......................  $  410,440,928   $  (400,076,152)
ProFund VP Small-Cap Value.......................  $  399,548,063   $  (369,644,241)
ProFund VP Technology............................  $   55,460,048   $   (57,360,172)
ProFund VP Telecommunications....................  $  177,052,582   $  (148,800,899)
ProFund VP UltraMid-Cap..........................  $  582,079,718   $  (595,672,751)
ProFund VP UltraOTC..............................  $  306,378,149   $  (339,643,240)
ProFund VP UltraSmall-Cap........................  $  476,690,460   $  (467,887,714)
ProFund VP Utilities.............................  $  203,332,928   $  (189,337,478)
ProFund VP Large-Cap Growth......................  $  172,846,592   $  (186,165,411)
ProFund VP Large-Cap Value.......................  $  361,237,551   $  (302,985,080)
Rydex Nova.......................................  $      272,325   $    (2,025,439)
Rydex OTC........................................  $      363,758   $    (7,867,641)
Rydex Inverse S&P 500............................  $       26,600   $      (410,060)
AIM V.I. Dynamics Fund...........................  $   61,454,335   $   (64,267,634)
AIM V.I. Financial Services Fund.................  $   24,631,909   $   (41,108,563)
AIM V.I. Global Health Care Fund.................  $   27,040,075   $   (46,429,273)
AIM V.I. Technology Fund.........................  $    5,724,227   $   (22,280,515)
Wells Fargo Advantage VT Asset Allocation........  $    1,527,976   $   (33,612,390)
Wells Fargo Advantage VT Equity Income...........  $   19,704,509   $   (17,737,483)
Wells Fargo Advantage VT C&B Large Cap Value.....  $    2,298,753   $    (5,865,984)
Wells Fargo Advantage VT Large Company Core......  $      198,671   $    (6,236,817)
Wells Fargo Advantage VT International Core......  $      686,688   $    (1,163,247)
Wells Fargo Advantage VT Large Company Growth....  $    1,322,405   $    (3,871,076)
Wells Fargo Advantage VT Money Market............  $   12,490,388   $   (15,323,910)
Wells Fargo Advantage VT Small Cap Growth........  $      559,821   $    (1,547,797)
Wells Fargo Advantage VT Total Return Bond.......  $      244,109   $    (4,841,377)
AST First Trust Balanced Target Portfolio........  $  480,567,920   $   (46,605,724)
AST First Trust Capital Appreciation Target
  Portfolio......................................  $  551,092,594   $   (81,054,705)
AST Advanced Strategies Portfolio................  $  563,521,294   $   (56,399,764)
Columbia High Yield Fund VS......................  $      563,775   $      (135,019)
Columbia High Yield Fund VS......................  $            0   $      (634,543)
Columbia Asset Allocation Fund VS................  $       37,746   $    (3,496,879)
Columbia Federal Securities Fund VS..............  $        1,110   $    (1,339,997)




NOTE 5:  RELATED PARTY TRANSACTIONS

           Prudential and its affiliates perform various services on behalf of the Series Funds in which the Account invests and may receive fees for the services performed. These services include, among other things, shareholder communications, preparation, postage, fund transfer agency and various other record keeping and customer service functions.

           The Series Funds have management agreements with Prudential Investment LLC ("PI") and American Skandia Investment Services, Inc, indirect, wholly-owned subsidiaries of Prudential (together the "Investment Managers"). Pursuant to these agreements, the Investment Managers have responsibility for all investment advisory services and supervise the subadvisors' performance of such services. The Investment Managers entered into subadvisory agreements

                                       A63

WITH SEVERAL SUBADVISORS, INCLUDING PRUDENTIAL INVESTMENT MANAGEMENT, INC. AND JENNISON ASSOCIATES LLC, WHICH ARE INDIRECT, WHOLLY-OWNED SUBSIDIARIES OF PRUDENTIAL.

           The Prudential Series Fund has a distribution agreement with Prudential Investment Management Services LLC ("PIMS"), an indirect, wholly-owned subsidiary of Prudential, which acts as the distributor of the Class I and Class II shares of the Series Fund.

           The Investment Managers have agreed to reimburse certain portfolios of the Series Funds the portion of the management fee for that Portfolio equal to the amount that the aggregate annual ordinary operating expenses (excluding interest, taxes, and brokerage commissions) exceeds various agreed upon percentages of the portfolio's average daily net assets.

NOTE 6:  FINANCIAL HIGHLIGHTS

           American Skandia Life Assurance Corporation sells a number of variable annuity products that are funded by the Account. These products have unique combinations of features and fees that are charged against the contract owner's account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.

           The following table was developed by determining which products offered by American Skandia Life Assurance Corporation and funded by the Account have the lowest and highest expense ratio. Only product designs within each subaccount that had units outstanding throughout the respective periods were considered when determining the lowest and highest expense ratio. The summary may not reflect the minimum and maximum contract charges offered by American Skandia Life Assurance Corporation as contract owners may not have selected all available and applicable contract options.


                                      AT YEAR ENDED                                     FOR YEAR ENDED
                   -------------------------------------------------- -------------------------------------------------
                      UNITS                                    NET    INVESTMENT
                   OUTSTANDING          UNIT VALUE           ASSETS     INCOME    EXPENSE RATIO**    TOTAL RETURN***
                      (000S)      LOWEST    TO   HIGHEST     (000S)     RATIO*   LOWEST - HIGHEST  LOWEST  TO  HIGHEST
                   ----------- --------------------------- ---------- ---------- ---------------- ---------------------


                                              AST ALLIANCEBERNSTEIN GROWTH & INCOME PORTFOLIO
                   ----------------------------------------------------------------------------------------------------
December 31,
  2006............   119,941    $11.60125   to  $36.38702  $2,257,991    1.04%      0.65 - 2.75%   14.05%  to   16.51%
December 31,
  2005............   167,797    $11.74580   to  $28.96918  $2,733,461    1.08%      0.65 - 2.50%    2.16%  to    4.09%
December 31,
  2004............   111,669    $11.49737   to  $27.83006  $2,126,109    0.70%      0.65 - 2.50%   10.29%  to   14.97%
December 31,
  2003............    90,205    $12.70091   to  $25.23419  $1,806,873    1.11%      0.65 - 2.40%   29.25%  to   31.57%
December 31,                                                                                            -
  2002............    59,064    $ 9.82658   to  $19.17989  $1,146,240    0.86%      0.65 - 2.40%   23.78%  to   -0.21%
                                               AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
                   ----------------------------------------------------------------------------------------------------
December 31,
  2006............    25,618    $ 6.94589   to  $16.34919  $  311,810    0.00%      0.65 - 2.75%    2.74%  to    4.96%
December 31,
  2005............    18,694    $11.99910   to  $15.57709  $  248,066    0.00%      0.65 - 2.50%   13.52%  to   15.67%
December 31,
  2004............    17,249    $10.56992   to  $13.46712  $  204,984    0.00%      0.65 - 2.50%    5.06%  to    5.70%
December 31,
  2003............    19,858    $11.27094   to  $12.81863  $  230,630    0.00%      0.65 - 2.40%   22.90%  to   20.74%
December 31,                                                                                            -
  2002............    24,258    $ 9.33517   to  $10.43013  $  234,801    0.00%      0.65 - 2.40%   31.43%  to   -0.80%
                                              AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
                   ----------------------------------------------------------------------------------------------------
December 31,
  2006............    23,133    $10.56467   to  $18.34880  $  372,464    1.81%      0.65 - 2.75%   13.65%  to   16.10%
December 31,
  2005............    27,143    $11.95769   to  $15.80446  $  382,331    1.73%      0.65 - 2.50%    2.02%  to    3.95%
December 31,
  2004............    32,369    $11.72086   to  $15.20389  $  444,889    0.92%      0.65 - 2.50%   11.85%  to   17.21%
December 31,
  2003............    23,661    $12.42720   to  $13.59275  $  297,694    1.25%      0.65 - 2.40%   25.69%  to   27.94%
December 31,                                                                                            -
  2002............    25,314    $ 9.88735   to  $10.62436  $  253,210    1.01%      0.65 - 2.40%   20.34%  to   -0.14%
                                             AST AMERICAN CENTURY STRATEGIC BALANCED PORTFOLIO
                   ----------------------------------------------------------------------------------------------------
December 31,
  2006............    11,074    $11.04670   to  $18.17968  $  168,793    2.06%      0.65 - 2.50%    6.93%  to    8.96%
December 31,
  2005............    13,907    $11.19489   to  $16.68539  $  199,852    1.70%      0.65 - 2.50%    2.00%  to    3.93%
December 31,
  2004............    15,965    $10.97516   to  $16.05433  $  226,427    1.41%      0.65 - 2.50%    8.28%  to    9.75%
December 31,
  2003............    16,878    $11.55842   to  $14.82731  $  226,926    2.10%      0.65 - 2.40%   16.02%  to   18.10%
December 31,                                                                                            -
  2002............    14,602    $ 9.96247   to  $12.55502  $  171,665    2.35%      0.65 - 2.40%   10.33%  to   -0.05%
                                                        AST MONEY MARKET PORTFOLIO
                   ----------------------------------------------------------------------------------------------------
December 31,
  2006............   137,602    $ 9.87678   to  $14.66380  $1,602,715    4.50%      0.65 - 2.75%    1.71%  to    3.90%
December 31,
  2005............   139,358    $ 9.80561   to  $14.11325  $1,610,700    2.68%      0.65 - 2.50%    0.18%  to    2.07%
December 31,
  2004............   113,670    $ 9.78845   to  $13.82701  $1,340,662    0.85%      0.65 - 2.50%    0.18%  to   -2.12%
December 31,
  2003............   142,666    $ 9.80452   to  $13.80160  $1,735,627    0.64%      0.65 - 2.40%   -0.03%  to   -1.79%
December 31,
  2002............   214,020    $ 9.98296   to  $13.80523  $2,711,657    1.28%      0.65 - 2.40%    0.63%  to   -0.02%




                                       A64

                                       AT YEAR ENDED                                             FOR YEAR ENDED
                  -------------------------------------------------------   --------------------------------------------------------
                     UNITS                                         NET      INVESTMENT
                  OUTSTANDING            UNIT VALUE              ASSETS       INCOME      EXPENSE RATIO**        TOTAL RETURN***
                     (000S)       LOWEST     TO     HIGHEST      (000S)       RATIO*     LOWEST - HIGHEST    LOWEST     TO   HIGHEST
                  -----------   ----------------------------   ----------   ----------   ----------------   ------------------------


                                                          AST COHEN & STEERS REALTY PORTFOLIO
                  ------------------------------------------------------------------------------------------------------------------
December 31,
  2006..........     18,292     $15.83481    to    $33.72469   $  533,825       1.34%       0.65 - 2.75%      32.99%    to    35.85%
December 31,
  2005..........     18,374     $15.75675    to    $23.64628   $  399,859       1.49%       0.65 - 2.50%      11.96%    to    14.08%
December 31,
  2004..........     21,624     $14.07377    to    $20.72860   $  417,810       2.35%       0.65 - 2.50%      37.05%    to    40.74%
December 31,
  2003..........     19,867     $13.84411    to    $15.12485   $  284,339       3.24%       0.65 - 2.40%      34.14%    to    36.54%
December 31,
  2002..........     16,394     $10.32061    to    $11.07698   $  174,175       2.69%       0.65 - 2.40%       0.39%    to     1.98%
                                                            AST GLOBAL ALLOCATION PORTFOLIO
                  ------------------------------------------------------------------------------------------------------------------
December 31,
  2006..........      9,287     $10.35382    to    $22.56635   $  180,123       2.76%       0.65 - 2.75%       8.09%    to    10.42%
December 31,
  2005..........     10,921     $11.70740    to    $20.43690   $  198,585       3.48%       0.65 - 2.50%       4.27%    to     6.24%
December 31,
  2004..........     12,928     $11.22783    to    $19.23581   $  227,847       1.17%       0.65 - 2.50%      10.37%    to    12.28%
December 31,
  2003..........     15,841     $11.58375    to    $17.42916   $  260,113       1.26%       0.65 - 2.40%      18.76%    to    16.66%
December 31,
  2002..........     19,851     $ 9.92908    to    $14.67652   $  279,799       3.87%       0.65 - 2.40%     -15.98%    to    -0.09%
                                                           AST DEAM LARGE-CAP VALUE PORFOLIO
                  ------------------------------------------------------------------------------------------------------------------
December 31,
  2006..........     20,638     $12.56881    to    $19.18071   $  326,334       0.87%       0.65 - 2.75%      18.39%    to    20.94%
December 31,
  2005..........     12,952     $12.46025    to    $ 13.0630   $  168,747       0.89%       0.65 - 2.50%       6.60%    to     8.62%
December 31,
  2004..........     11,312     $11.47150    to    $12.25374   $  135,506       0.73%       0.65 - 2.50%      17.40%    to    22.54%
December 31,
  2003..........      7,016     $ 9.77171    to    $12.32055   $   70,285       0.70%       0.65 - 2.40%      25.77%    to    23.56%
December 31,
  2002..........      5,641     $ 7.76938    to    $ 9.97143   $   43,855       0.34%       0.65 - 2.40%     -15.85%    to    -0.03%
                                                          AST DEAM SMALL-CAP GROWTH PORFOLIO
                  ------------------------------------------------------------------------------------------------------------------
December 31,
  2006..........     19,451     $ 7.31073    to    $16.38481   $  205,153       0.00%       0.65 - 2.75%       4.80%    to     7.06%
December 31,
  2005..........     25,315     $10.04561    to    $10.79424   $  249,998       0.00%       0.65 - 2.50%      -2.14%    to    -0.29%
December 31,
  2004..........     33,206     $10.07492    to    $11.03040   $  329,275       0.00%       0.65 - 2.50%       8.72%    to    10.30%
December 31,
  2003..........     43,078     $ 9.26658    to    $13.98439   $  390,757       0.00%       0.65 - 2.40%      46.62%    to    44.04%
December 31,
  2002..........     46,271     $ 6.31998    to    $ 9.70850   $  284,716       0.00%       0.65 - 2.40%     -26.94%    to    -0.35%
                                                           AST DEAM SMALL-CAP VALUE PORFOLIO
                  ------------------------------------------------------------------------------------------------------------------
December 31,
  2006..........      6,906     $11.57921    to    $20.70077   $  115,527       0.27%       0.65 - 2.75%      16.66%    to    19.17%
December 31,
  2005..........      7,609     $12.54150    to    $13.41301   $  107,012       0.14%       0.65 - 2.50%      -1.33%    to     0.53%
December 31,
  2004..........      7,655     $12.71086    to    $13.34194   $  106,466       0.17%       0.65 - 2.50%      21.32%    to    27.11%
December 31,
  2003..........      4,136     $10.99748    to    $14.10712   $   46,727       0.06%       0.65 - 2.40%      42.52%    to    40.02%
December 31,
  2002..........      1,070     $ 7.71623    to    $10.07542   $    8,255       0.00%       0.65 - 2.40%     -15.33%    to     0.09%
                                                               AST HIGH YIELD PORTFOLIO
                  ------------------------------------------------------------------------------------------------------------------
December 31,
  2006..........     33,761     $10.48319    to    $19.33036   $  532,516       9.16%       0.65 - 2.75%       7.33%    to     9.64%
December 31,
  2005..........     39,067     $11.08735    to    $17.63140   $  576,165       7.99%       0.65 - 2.50%      -1.40%    to     0.47%
December 31,
  2004..........     53,427     $11.24489    to    $17.54975   $  798,600       7.93%       0.65 - 2.50%      10.36%    to    12.45%
December 31,
  2003..........     61,278     $12.17247    to    $15.90287   $  860,658       6.36%       0.65 - 2.40%      20.80%    to    18.67%
December 31,
  2002..........     47,108     $10.25746    to    $13.16510   $  571,449      10.51%       0.65 - 2.40%      -0.61%    to     0.31%
                                                       AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
                  ------------------------------------------------------------------------------------------------------------------
December 31,
  2006..........     29,587     $11.45211    to    $24.54379   $  485,583       0.00%       0.65 - 2.75%       9.81%    to    12.18%
December 31,
  2005..........     36,136     $11.28778    to    $13.48578   $  531,526       0.00%       0.65 - 2.50%       6.71%    to     8.73%
December 31,
  2004..........     24,666     $10.38145    to    $12.64000   $  346,354       0.00%       0.65 - 2.50%      22.26%    to    26.40%
December 31,
  2003..........     17,697     $ 8.49102    to    $16.30280   $  186,698       0.00%       0.65 - 2.40%      68.39%    to    65.43%
December 31,
  2002..........      7,054     $ 5.04253    to    $ 9.85500   $   38,808       0.00%       0.65 - 2.40%     -29.65%    to    -0.17%
                                                              AST MID-CAP VALUE PORTFOLIO
                  ------------------------------------------------------------------------------------------------------------------
December 31,
  2006..........     10,060     $12.82794    to    $18.29892   $  143,922       0.54%       0.65 - 2.50%      11.40%    to    13.50%
December 31,
  2005..........     12,416     $12.44692    to    $12.49605   $  156,575       0.42%       0.65 - 2.50%       2.80%    to     4.74%
December 31,
  2004..........     15,879     $11.92999    to    $12.10784   $  191,481       0.27%       0.65 - 2.50%      14.57%    to    21.08%
December 31,
  2003..........     17,029     $10.41282    to    $13.30741   $  178,004       0.68%       0.65 - 2.40%      34.97%    to    32.60%
December 31,
  2002..........     14,512     $ 7.71483    to    $10.03600   $  110,955       0.72%       0.65 - 2.40%     -21.23%    to     0.04%
                                                             AST SMALL-CAP VALUE PORTFOLIO
                  ------------------------------------------------------------------------------------------------------------------
December 31,
  2006..........     47,594     $12.31589    to    $25.93237   $  956,554       0.45%       0.65 - 2.75%      16.75%    to    19.27%
December 31,
  2005..........     60,672     $12.59028    to    $21.74339   $1,038,873       0.08%       0.65 - 2.50%       3.99%    to     5.95%
December 31,
  2004..........     53,139     $12.10770    to    $20.52193   $  909,575       0.01%       0.65 - 2.50%      15.68%    to    21.08%
December 31,
  2003..........     49,565     $13.35296    to    $17.74013   $  763,348       0.18%       0.65 - 2.40%      32.53%    to    34.90%
December 31,
  2002..........     40,877     $10.07575    to    $13.15059   $  493,563       0.45%       0.65 - 2.40%      -9.97%    to     0.09%
                                                    AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
                  ------------------------------------------------------------------------------------------------------------------
December 31,
  2006..........     27,074     $ 4.84678    to    $26.74648   $  618,327       0.00%       0.65 - 2.50%       7.25%    to     9.28%
December 31,
  2005..........     33,371     $10.62353    to    $23.28207   $  728,589       0.54%       0.65 - 2.50%       0.75%    to     2.65%
December 31,
  2004..........     42,899     $10.54471    to    $22.68033   $  941,719       0.00%       0.65 - 2.50%       3.02%    to     5.45%
December 31,
  2003..........     49,868     $11.55992    to    $22.01610   $1,118,525       0.34%       0.65 - 2.40%      24.43%    to    22.24%
December 31,
  2002..........     60,040     $ 9.45638    to    $17.69288   $1,118,624       0.81%       0.65 - 2.40%     -30.29%    to    -0.66%
                                                      AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
                  ------------------------------------------------------------------------------------------------------------------
December 31,
  2006..........     38,464     $ 4.47207    to    $16.25689   $  307,253       0.00%       0.65 - 2.75%       3.36%    to     5.59%
December 31,
  2005..........     52,068     $ 4.45507    to    $12.16699   $  388,958       0.00%       0.65 - 2.50%       2.15%    to     4.08%
December 31,
  2004..........     38,744     $ 4.28036    to    $11.91091   $  273,819       0.00%       0.65 - 2.50%      15.60%    to    19.11%
December 31,
  2003..........     30,465     $ 3.70271    to    $12.67532   $  158,036       0.00%       0.65 - 2.40%      30.74%    to    28.44%
December 31,
  2002..........     18,856     $ 2.83207    to    $ 9.86860   $   59,604       0.00%       0.65 - 2.40%     -27.93%    to    -0.16%




                                       A65

                                       AT YEAR ENDED                                             FOR YEAR ENDED
                  -------------------------------------------------------   --------------------------------------------------------
                     UNITS                                         NET      INVESTMENT
                  OUTSTANDING            UNIT VALUE              ASSETS       INCOME      EXPENSE RATIO**        TOTAL RETURN***
                     (000S)       LOWEST     TO     HIGHEST      (000S)       RATIO*     LOWEST - HIGHEST    LOWEST     TO   HIGHEST
                  -----------   ----------------------------   ----------   ----------   ----------------   ------------------------


                                                      AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
                  ------------------------------------------------------------------------------------------------------------------
December 31,
  2006..........      8,373     $11.92689    to    $28.97468   $  216,393      0.35%        0.65 - 2.75%      14.02%    to    16.48%
December 31,
  2005..........     11,096     $16.69493    to    $24.87582   $  248,951      0.34%        0.65 - 2.40%       2.47%    to     4.30%
December 31,
  2004..........     14,436     $19.57911    to    $23.85041   $  314,031      0.22%        0.65 - 2.25%      19.39%    to    17.47%
December 31,
  2003..........     18,000     $16.66798    to    $19.97660   $  334,076      0.81%        0.65 - 2.25%      40.17%    to    37.91%
December 31,
  2002..........     22,932     $10.08818    to    $14.25182   $  308,289      0.42%        0.65 - 2.40%      -8.53%    to     0.11%
                                                             AST LARGE-CAP VALUE PORTFOLIO
                  ------------------------------------------------------------------------------------------------------------------
December 31,
  2006..........     34,654     $11.78079    to    $28.99375   $  695,105      0.81%        0.65 - 2.75%      15.21%    to    17.69%
December 31,
  2005..........     34,769     $12.19413    to    $24.63567   $  659,997      0.88%        0.65 - 2.50%       3.80%    to     5.77%
December 31,
  2004..........     31,863     $11.74725    to    $23.29235   $  621,342      1.54%        0.65 - 2.50%      14.70%    to    17.47%
December 31,
  2003..........     34,632     $11.58059    to    $20.30746   $  624,660      2.46%        0.65 - 2.40%      19.16%    to    17.06%
December 31,
  2002..........     41,317     $ 9.89258    to    $17.04202   $  646,536      2.87%        0.65 - 2.40%     -18.02%    to    -0.13%
                                                       AST LORD ABBETT BOND-DEBENTURE PORTFOLIO
                  ------------------------------------------------------------------------------------------------------------------
December 31,
  2006..........     44,058     $10.52727    to    $14.28842   $  582,676      5.00%        0.65 - 2.75%       6.79%    to     9.09%
December 31,
  2005..........     54,113     $10.73312    to    $13.09818   $  662,777      3.54%        0.65 - 2.50%      -1.36%    to     0.51%
December 31,
  2004..........     34,381     $10.88128    to    $13.03231   $  430,122      3.22%        0.65 - 2.50%       6.72%    to     8.81%
December 31,
  2003..........     29,164     $11.85070    to    $12.21222   $  345,377      3.32%        0.65 - 2.40%      17.97%    to    15.90%
December 31,
  2002..........     16,189     $10.22530    to    $10.35174   $  163,891      2.62%        0.65 - 2.40%      -0.25%    to     0.27%
                                                         AST MARSICO CAPITAL GROWTH PORTFOLIO
                  ------------------------------------------------------------------------------------------------------------------
December 31,
  2006..........    166,628     $10.09670    to    $20.21861   $2,486,479      0.06%        0.65 - 2.75%       4.30%    to     6.54%
December 31,
  2005..........    206,076     $12.09065    to    $18.97741   $2,944,324      0.00%        0.65 - 2.50%       4.17%    to     6.14%
December 31,
  2004..........    153,174     $11.60677    to    $17.87989   $2,275,906      0.00%        0.65 - 2.50%      14.92%    to    16.07%
December 31,
  2003..........    124,378     $12.22664    to    $15.55853   $1,688,228      0.00%        0.65 - 2.40%      30.88%    to    28.58%
December 31,
  2002..........     96,160     $ 9.50890    to    $11.88719   $1,064,091      0.00%        0.65 - 2.40%     -16.11%    to    -0.59%
                                                               AST MFS GROWTH PORTFOLIO
                  ------------------------------------------------------------------------------------------------------------------
December 31,
  2006..........     47,011     $ 7.48410    to    $14.50009   $  440,821      0.00%        0.65 - 2.75%       6.66%    to     8.95%
December 31,
  2005..........     63,684     $ 8.25189    to    $11.40772   $  549,513      0.01%        0.65 - 2.50%       3.67%    to     5.63%
December 31,
  2004..........     66,404     $ 7.81177    to    $11.00344   $  529,399      0.00%        0.65 - 2.50%       9.96%    to    10.03%
December 31,
  2003..........     82,051     $ 7.10395    to    $11.34898   $  587,305      0.00%        0.65 - 2.40%      22.10%    to    19.95%
December 31,
  2002..........     90,640     $ 5.81829    to    $ 9.46164   $  520,897      0.00%        0.65 - 2.40%     -28.64%    to    -0.65%
                                                     AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
                  ------------------------------------------------------------------------------------------------------------------
December 31,
  2006..........     31,116     $ 8.42839    to    $25.96795   $  632,362      0.00%        0.65 - 2.75%      10.93%    to    13.32%
December 31,
  2005..........     37,762     $12.95087    to    $22.91637   $  697,198      0.00%        0.65 - 2.50%      10.66%    to    12.76%
December 31,
  2004..........     24,055     $11.70285    to    $20.32356   $  391,202      0.00%        0.65 - 2.50%      15.31%    to    17.03%
December 31,
  2003..........     23,387     $12.11333    to    $17.62481   $  350,660      0.00%        0.65 - 2.40%      29.72%    to    27.43%
December 31,
  2002..........     22,949     $ 9.50570    to    $13.58723   $  280,547      0.00%        0.65 - 2.40%     -31.66%    to    -0.60%
                                                     AST NEUBERGER BERMAN MID-CAP VALUE PORTFOLIO
                  ------------------------------------------------------------------------------------------------------------------
December 31,
  2006..........     48,463     $11.61672    to    $35.93418   $1,194,348      0.51%        0.65 - 2.75%       7.71%    to    10.03%
December 31,
  2005..........     63,124     $14.17677    to    $32.65772   $1,446,831      0.14%        0.65 - 2.50%       9.26%    to    11.33%
December 31,
  2004..........     57,066     $12.97478    to    $29.33422   $1,293,638      0.10%        0.65 - 2.50%      22.04%    to    29.75%
December 31,
  2003..........     49,660     $13.26742    to    $24.03736   $1,011,755      0.21%        0.65 - 2.40%      35.44%    to    33.05%
December 31,
  2002..........     45,014     $ 9.97141    to    $17.74792   $  750,297      0.52%        0.65 - 2.40%     -11.14%    to    -0.03%
                                                            AST SMALL-CAP GROWTH PORTFOLIO
                  ------------------------------------------------------------------------------------------------------------------
December 31,
  2006..........     10,695     $10.00731    to    $20.38629   $  169,871      0.00%        0.65 - 2.75%       9.52%    to    11.88%
December 31,
  2005..........     12,337     $ 9.22813    to    $18.22237   $  182,203      0.00%        0.65 - 2.50%      -1.04%    to     0.83%
December 31,
  2004..........     14,656     $ 9.32482    to    $18.07152   $  221,444      0.00%        0.65 - 2.50%      -7.55%    to     6.75%
December 31,
  2003..........     19,782     $13.42627    to    $19.54762   $  328,021      0.00%        0.65 - 2.40%      41.76%    to    44.30%
December 31,
  2002..........     20,229     $ 9.47098    to    $13.54636   $  246,737      0.00%        0.65 - 2.40%      -0.64%    to    -6.40%
                                                       AST PIMCO LIMITED MATURITY BOND PORTFOLIO
                  ------------------------------------------------------------------------------------------------------------------
December 31,
  2006..........    113,953     $ 9.98960    to    $16.28462   $1,352,973      3.08%        0.65 - 2.75%       0.98%    to     3.15%
December 31,
  2005..........    142,948     $ 9.86775    to    $15.78739   $1,673,435      1.15%        0.65 - 2.50%      -0.90%    to     0.97%
December 31,
  2004..........     98,739     $ 9.95764    to    $15.63518   $1,227,262      3.16%        0.65 - 2.50%       1.40%    to    -0.42%
December 31,
  2003..........     74,966     $10.15911    to    $15.41935   $  998,795      2.15%        0.65 - 2.40%       2.61%    to     0.81%
December 31,
  2002..........     76,972     $10.07788    to    $15.02666   $1,051,871      4.35%        0.65 - 2.40%       5.52%    to     0.09%
                                                         AST PIMCO TOTAL RETURN BOND PORTFOLIO
                  ------------------------------------------------------------------------------------------------------------------
December 31,
  2006..........    106,511     $10.14614    to    $20.13354   $1,532,655      3.72%        0.65 - 2.75%       0.89%    to     3.07%
December 31,
  2005..........    109,303     $10.30972    to    $19.53471   $1,607,279      3.73%        0.65 - 2.50%      -0.05%    to     1.84%
December 31,
  2004..........    153,053     $10.31507    to    $19.18174   $2,195,640      3.96%        0.65 - 2.50%       4.28%    to     3.15%
December 31,
  2003..........    138,373     $10.44618    to    $18.39444   $2,076,469      3.64%        0.65 - 2.40%       4.64%    to     2.79%
December 31,
  2002..........    141,070     $10.16240    to    $17.57960   $2,216,132      3.90%        0.65 - 2.40%       8.51%    to     0.20%
                                                      AST ALLIANCEBERNSTEIN CORE VALUE PORTFOLIO
                  ------------------------------------------------------------------------------------------------------------------
December 31,
  2006..........     28,556     $12.05765    to    $18.21836   $  450,429      1.21%        0.65 - 2.75%      18.02%    to    20.56%
December 31,
  2005..........     21,260     $12.20566    to    $13.16051   $  280,083      1.21%        0.65 - 2.50%       2.88%    to     4.83%
December 31,
  2004..........     22,498     $12.55472    to    $11.86399   $  285,690      1.31%        0.65 - 2.50%      13.18%    to    18.64%
December 31,
  2003..........     17,015     $11.09275    to    $12.61690   $  190,736      0.72%        0.65 - 2.40%      27.48%    to    25.23%
December 31,
  2002..........     22,845     $ 8.70189    to    $10.07482   $  198,132      0.18%        0.65 - 2.40%     -13.81%    to     0.09%




                                       A66

                                                                                           FOR YEAR ENDED
                                                                         -------------------------------------------------
                                       AT YEAR ENDED                     INVE-
                    --------------------------------------------------   STME-
                     UNITS                                                 NT
                      OUT-                                               INCO-      EXPENSE
                     STAND-                                     NET        ME       RATIO**
                      ING              UNIT VALUE              ASSETS    RATI-     LOWEST -           TOTAL RETURN***
                     (000S)     LOWEST     TO     HIGHEST      (000S)      O*       HIGHEST      LOWEST     TO     HIGHEST
                    -------   ----------------------------   ---------   -----   ------------   --------------------------


                                               AST ALLIANCEBERNSTEIN MANAGED INDEX 500 PORTFOLIO
                    ------------------------------------------------------------------------------------------------------
December 31,
  2006............   31,311   $ 9.56159    to    $15.54492   $ 438,379    1.10%   0.65 - 2.75%     9.51%    to     11.87%
December 31,
  2005............   38,738   $11.42202    to    $13.89566   $ 491,179    1.37%   0.65 - 2.50%     0.96%    to      2.87%
December 31,
  2004............   43,544   $13.50788    to    $11.31331   $ 544,672    0.84%   0.65 - 2.50%     9.27%    to     13.13%
December 31,
  2003............   44,902   $12.36228    to    $12.18203   $ 520,582    1.20%   0.65 - 2.40%    26.49%    to     24.26%
December 31,
  2002............   45,680   $ 9.77329    to    $ 9.80334   $ 424,773    1.15%   0.65 - 2.40%   -21.15%    to     -0.24%
                                                 AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
                    ------------------------------------------------------------------------------------------------------
December 31,
  2006............   11,347   $13.10637    to    $50.29168   $ 377,853    0.33%   0.65 - 2.75%    12.69%    to     15.11%
December 31,
  2005............   12,696   $18.39757    to    $43.68918   $ 380,931    0.23%   0.65 - 2.50%    28.13%    to     30.55%
December 31,
  2004............    9,328   $14.35838    to    $33.46498   $ 235,650    0.98%   0.65 - 2.50%    30.34%    to     43.58%
December 31,
  2003............    8,215   $13.59594    to    $25.67566   $ 168,885    1.40%   0.65 - 2.40%    32.65%    to     30.32%
December 31,
  2002............    6,946   $10.43309    to    $19.35600   $ 121,239    1.61%   0.65 - 2.40%    -6.15%    to      0.52%
                                                 AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
                    ------------------------------------------------------------------------------------------------------
December 31,
  2006............   23,736   $11.22531    to    $26.93478   $ 453,918    1.80%   0.65 - 2.75%     9.41%    to     11.76%
December 31,
  2005............   22,882   $11.58355    to    $24.09982   $ 421,752    1.86%   0.65 - 2.50%     2.07%    to      4.00%
December 31,
  2004............   22,590   $11.34848    to    $23.17239   $ 422,821    1.49%   0.65 - 2.50%    10.45%    to     13.48%
December 31,
  2003............   19,493   $12.05097    to    $20.98013   $ 353,143    2.41%   0.65 - 2.40%    23.21%    to     21.04%
December 31,
  2002............   16,819   $ 9.95579    to    $17.02746   $ 264,455    2.90%   0.65 - 2.40%   -10.47%    to     -0.05%
                                                       AST INTERNATIONAL VALUE PORTFOLIO
                    ------------------------------------------------------------------------------------------------------
December 31,
  2006............   16,918   $ 9.25940    to    $22.20794   $ 307,009    0.82%   0.65 - 2.75%    23.96%    to     26.63%
December 31,
  2005............   12,495   $14.08614    to    $16.78896   $ 187,615    1.51%   0.65 - 2.50%    10.87%    to     12.97%
December 31,
  2004............   12,660   $12.70454    to    $14.86117   $ 173,233    1.33%   0.65 - 2.50%    20.25%    to     27.05%
December 31,
  2003............   12,065   $12.35885    to    $12.78833   $ 139,255    0.55%   0.65 - 2.40%    30.70%    to     33.04%
December 31,
  2002............   11,076   $ 9.28968    to    $ 9.78460   $  97,152    0.00%   0.65 - 2.40%   -17.57%    to     -0.26%
                                                        AST MFS GLOBAL EQUITY PORTFOLIO
                    ------------------------------------------------------------------------------------------------------
December 31,
  2006............   14,954   $12.55031    to    $19.17844   $ 240,811    0.50%   0.65 - 2.75%    20.89%    to     23.49%
December 31,
  2005............   11,543   $12.58753    to    $13.00551   $ 148,907    0.28%   0.65 - 2.50%     4.89%    to      6.87%
December 31,
  2004............   13,548   $11.77784    to    $12.39912   $ 164,748    0.18%   0.65 - 2.50%    17.62%    to     23.99%
December 31,
  2003............   10,003   $10.01332    to    $12.23714   $ 101,775    0.16%   0.65 - 2.40%    26.31%    to     24.09%
December 31,
  2002............    7,512   $ 7.92749    to    $ 9.86156   $  59,354    0.01%   0.65 - 2.40%   -12.83%    to     -0.17%
                                                  AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO
                    ------------------------------------------------------------------------------------------------------
December 31,
  2006............   20,776   $10.24548    to    $38.49496   $ 502,228    1.24%   0.65 - 2.75%    19.43%    to     22.00%
December 31,
  2005............   22,661   $13.33803    to    $21.16585   $ 460,659    1.07%   0.65 - 2.50%     8.25%    to     10.29%
December 31,
  2004............   17,054   $12.32188    to    $19.19038   $ 373,796    1.11%   0.65 - 2.50%    16.35%    to     23.22%
December 31,
  2003............   15,962   $12.67966    to    $16.49397   $ 332,696    0.78%   0.65 - 2.40%    29.75%    to     27.47%
December 31,
  2002............   18,008   $ 9.94700    to    $12.71169   $ 311,089    0.68%   0.65 - 2.40%   -18.95%    to     -0.06%
                                                    AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
                    ------------------------------------------------------------------------------------------------------
December 31,
  2006............   35,161   $ 9.67663    to    $15.44498   $ 452,330    1.66%   0.65 - 2.75%     3.36%    to      5.58%
December 31,
  2005............   41,856   $10.18964    to    $14.62839   $ 514,830    3.18%   0.65 - 2.50%    -6.87%    to     -5.10%
December 31,
  2004............   26,802   $10.94108    to    $15.41527   $ 360,549    5.66%   0.65 - 2.50%     7.93%    to      9.41%
December 31,
  2003............   17,475   $11.35220    to    $14.28210   $ 227,917    3.34%   0.65 - 2.40%    12.13%    to     10.15%
December 31,
  2002............   17,342   $10.30570    to    $12.73722   $ 208,098    0.00%   0.65 - 2.40%    14.28%    to      0.37%
                                                      AST INTERNATIONAL GROWTH PORTFOLIO
                    ------------------------------------------------------------------------------------------------------
December 31,                                                 $1,536,1-
  2006............   74,076   $13.15766    to    $23.17793          81    1.32%   0.65 - 2.75%    17.66%    to     20.19%
December 31,                                                 $1,709,8-
  2005............   98,133   $13.56645    to    $19.28436          21    0.96%   0.65 - 2.50%    13.66%    to     15.80%
December 31,                                                 $1,326,3-
  2004............   85,371   $11.93649    to    $16.65262          29    0.73%   0.65 - 2.50%    15.40%    to     19.36%
December 31,
  2003............   46,082   $13.27734    to    $14.43084   $ 628,233    0.00%   0.65 - 2.40%    39.17%    to     36.72%
December 31,
  2002............   31,111   $ 9.71104    to    $10.36910   $ 308,793    4.13%   0.65 - 2.40%   -26.15%    to     -0.35%
                                    AST AGGRESSIVE ASSET ALLOCATION PORTFOLIO  (AVAILABLE DECEMBER 5, 2005)
                    ------------------------------------------------------------------------------------------------------
December 31,
  2006............   29,759   $11.26947    to    $11.49911   $ 338,015    0.00%   0.65 - 2.50%    12.80%    to     14.93%
December 31,
  2005............    3,409   $ 9.99132    to    $10.00500   $  34,084    0.00%   0.65 - 2.40%    -0.07%    to      0.06%
                                  AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO  (AVAILABLE DECEMBER 5, 2005)
                    ------------------------------------------------------------------------------------------------------
December 31,         274,4-                                  $3,056,7-
  2006............       71   $11.02337    to    $11.31058          29    0.00%   0.65 - 3.00%    10.27%    to     12.94%
December 31,
  2005............   21,855   $10.00055    to    $10.01499   $ 218,657    0.00%   0.65 - 2.50%     0.05%    to      0.16%
                                     AST BALANCED ASSET ALLOCATION PORTFOLIO  (AVAILABLE DECEMBER 5, 2005)
                    ------------------------------------------------------------------------------------------------------
December 31,         209,9-                                  $2,302,4-
  2006............       52   $10.84925    to    $11.13179          46    0.00%   0.65 - 3.00%     8.42%    to     11.04%
December 31,
  2005............   19,037   $10.01052    to    $10.02498   $ 190,659    0.00%   0.65 - 2.50%     0.13%    to      0.26%
                                   AST CONSERVATIVE ASSET ALLOCATION PORTFOLIO  (AVAILABLE DECEMBER 5, 2005)
                    ------------------------------------------------------------------------------------------------------
December 31,
  2006............   51,725   $10.77257    to    $11.02254   $ 561,804    0.00%   0.65 - 2.75%     7.53%    to      9.84%
December 31,
  2005............    4,156   $10.02051    to    $10.03225   $  41,665    0.00%   1.00 - 2.50%     0.23%    to      0.33%
                                   AST PRESERVATION ASSET ALLOCATION PORTFOLIO  (AVAILABLE DECEMBER 5, 2005)
                    ------------------------------------------------------------------------------------------------------
December 31,
  2006............   23,554   $10.52984    to    $10.77434   $ 250,007    0.00%   0.65 - 2.75%     5.00%    to      7.26%
December 31,
  2005............    1,112   $10.03049    to    $10.04496   $  11,156    0.00%   0.65 - 2.50%     0.33%    to      0.46%




                                       A67

                                        AT YEAR ENDED                                           FOR YEAR ENDED
                     ---------------------------------------------------   -------------------------------------------------------
                        UNITS                                      NET     INVESTMENT
                     OUTSTANDING            UNIT VALUE            ASSETS     INCOME      EXPENSE RATIO**       TOTAL RETURN***
                        (000S)       LOWEST     TO    HIGHEST     (000S)     RATIO*     LOWEST - HIGHEST    LOWEST    TO   HIGHEST
                     -----------   ---------------------------   -------   ----------   ----------------   -----------------------


                                                                 DAVIS VALUE PORTFOLIO
                     -------------------------------------------------------------------------------------------------------------
December 31, 2006..     1,082      $12.52070    to   $17.20481   $13,706      0.82%        1.40 - 2.15%     12.54%    to    13.40%
December 31, 2005..       912      $11.04159    to   $15.21083   $10,162      1.09%        1.40 - 1.65%      7.64%    to     7.92%
December 31, 2004..       773      $10.23170    to   $14.13079   $ 7,961      0.87%        1.40 - 1.65%     10.47%    to    10.75%
December 31, 2003..       737      $ 9.23818    to   $12.79116   $ 6,827      0.86%        1.40 - 1.65%     27.62%    to    27.94%
December 31, 2002..       661      $ 7.22064    to   $10.01703   $ 4,771      0.70%        1.40 - 2.15%    -17.43%    to     0.02%
                                                               EVERGREEN VA BALANCED FUND
                     -------------------------------------------------------------------------------------------------------------
December 31, 2006..       591      $10.42346    to   $12.16865   $ 6,174      2.45%        1.40 - 1.65%      8.04%    to     8.31%
December 31, 2005..       704      $ 9.62335    to   $11.26309   $ 6,791      2.34%        1.40 - 1.65%      3.56%    to     3.82%
December 31, 2004..       809      $ 9.26928    to   $10.87628   $ 7,495      0.88%        1.40 - 1.65%      4.55%    to     4.82%
December 31, 2003..       887      $ 8.84327    to   $10.40282   $ 7,842      2.25%        1.40 - 1.65%     13.86%    to    14.15%
December 31, 2002..       949      $ 7.74736    to   $ 9.92757   $ 7,355      2.12%        1.40 - 2.40%    -10.93%    to    -0.09%
                                                  EVERGREEN VA GROWTH FUND (AVAILABLE APRIL 15, 2005)
                     -------------------------------------------------------------------------------------------------------------
December 31, 2006..     3,504      $12.25417    to   $12.70979    43,826      0.00%        0.65 - 2.75%      7.99%    to    10.32%
December 31, 2005..     4,019      $11.36821    to   $11.52122    46,002      0.00%        0.65 - 2.50%     15.79%    to    17.34%
                                                         EVERGREEN VA INTERNATIONAL EQUITY FUND
                     -------------------------------------------------------------------------------------------------------------
December 31, 2006..     5,001      $13.05828    to   $20.54770   $91,052      4.02%        0.65 - 2.75%     19.78%    to    22.36%
December 31, 2005..     4,304      $13.97774    to   $14.27529   $64,078      3.12%        0.65 - 2.50%     13.11%    to    15.24%
December 31, 2004..     2,417      $12.38709    to   $12.35815   $31,264      1.57%        0.65 - 2.50%     18.43%    to    23.58%
December 31, 2003..     1,730      $10.45925    to   $12.70623   $18,721      8.52%        0.65 - 2.40%      0.34%    to    28.03%
December 31, 2002..        46      $ 8.20595    to   $ 9.92414   $   377      1.43%        1.40 - 2.40%    -11.72%    to    -0.09%
                                                        EVERGREEN VA FUNDAMENTAL LARGE CAP FUND
                     -------------------------------------------------------------------------------------------------------------
December 31, 2006..       704      $13.37676    to   $13.48107   $ 9,482      1.25%        1.40 - 1.65%     10.82%    to    11.10%
December 31, 2005..       765      $12.07080    to   $12.13421   $ 9,286      1.02%        1.40 - 1.65%      7.22%    to     7.49%
December 31, 2004..       555      $11.25809    to   $11.28865   $ 6,261      1.19%        1.40 - 1.65%      7.40%    to     7.68%
December 31, 2003..       575      $10.48384    to   $10.48210   $ 6,027      0.03%        1.40 - 1.65%      0.36%    to     0.36%
                                                                EVERGREEN VA OMEGA FUND
                     -------------------------------------------------------------------------------------------------------------
December 31, 2006..     2,450      $ 7.70917    to   $15.34297   $22,281      0.00%        0.65 - 2.50%      3.37%    to     5.33%
December 31, 2005..     3,270      $10.28912    to   $11.05312   $28,491      0.22%        0.65 - 2.50%      1.26%    to     3.17%
December 31, 2004..     4,624      $ 9.97258    to   $10.91573   $39,972      0.00%        0.65 - 2.50%      6.52%    to     9.16%
December 31, 2003..     3,868      $ 9.36260    to   $13.12988   $28,768      0.00%        0.65 - 2.40%     36.68%    to    39.13%
December 31, 2002..     2,671      $ 6.72951    to   $ 9.60635   $13,350      0.00%        0.65 - 2.40%    -25.87%    to    -0.47%
                                                            EVERGREEN VA SPECIAL VALUES FUND
                     -------------------------------------------------------------------------------------------------------------
December 31, 2006..       368      $19.88133    to   $24.36340   $ 8,852      0.76%        1.40 - 1.90%     19.25%    to    19.85%
December 31, 2005..       393      $16.67261    to   $20.32795   $ 7,894      1.09%        1.40 - 1.90%      8.66%    to     9.22%
December 31, 2004..       322      $15.42626    to   $18.61254   $ 5,914      1.03%        1.40 - 1.65%     18.38%    to    18.69%
December 31, 2003..       312      $13.03070    to   $15.68227   $ 4,887      0.12%        1.40 - 1.65%     27.38%    to    27.70%
December 31, 2002..       318      $10.22361    to   $12.28020   $ 3,907      2.25%        1.40 - 2.15%    -13.82%    to     0.27%
                                                           EVERGREEN VA STRATEGIC INCOME FUND
                     -------------------------------------------------------------------------------------------------------------
December 31, 2006..       468      $12.77150    to   $14.70915   $ 6,869      3.50%        1.40 - 1.65%      4.20%    to     4.46%
December 31, 2005..       480      $12.16009    to   $14.08098   $ 6,740      4.97%        1.40 - 1.90%     -2.57%    to    -2.07%
December 31, 2004..       476      $12.54808    to   $14.37891   $ 6,826      4.60%        1.40 - 1.65%      6.62%    to     6.89%
December 31, 2003..       521      $11.76889    to   $13.45177   $ 7,002      0.00%        1.40 - 1.65%     14.47%    to    14.76%
December 31, 2002..       501      $10.27543    to   $11.72204   $ 5,869      6.52%        1.40 - 2.15%      0.33%    to    13.91%
                                                             COLUMBIA MONEY MARKET FUND VS
                     -------------------------------------------------------------------------------------------------------------
December 31, 2006..       246      $10.53788    to   $10.53788   $ 2,597      4.61%        1.00 - 1.00%      3.69%    to     3.69%
December 31, 2005..       321      $10.16333    to   $10.16333   $ 3,259      2.96%        1.00 - 1.00%      2.03%    to     2.03%
December 31, 2004..       400      $ 9.96100    to   $ 9.96100   $ 3,988      0.83%        1.00 - 1.00%     -0.14%    to    -0.14%
December 31, 2003..       591      $ 9.97455    to   $ 9.97455   $ 5,895      0.13%        1.00 - 1.00%     -0.19%    to    -0.19%
                                                         COLUMBIA SMALL COMPANY GROWTH FUND VS
                     -------------------------------------------------------------------------------------------------------------
December 31, 2006..        62      $18.76807    to   $18.76807   $ 1,155      0.00%        1.00 - 1.00%     11.28%    to    11.28%
December 31, 2005..        82      $16.86565    to   $16.86565   $ 1,386      0.01%        1.00 - 1.00%      1.69%    to     1.69%
December 31, 2004..       114      $16.58595    to   $16.58595   $ 1,892      0.00%        1.00 - 1.00%     10.36%    to    10.36%
December 31, 2003..       152      $15.02855    to   $15.02855   $ 2,278      0.00%        1.00 - 1.00%     36.51%    to    36.51%
                                           COLUMBIA LARGE CAP GROWTH STOCK VS  (AVAILABLE FEBRUARY 25, 2005)
                     -------------------------------------------------------------------------------------------------------------
December 31, 2006..     1,028      $11.37734    to   $11.43058   $11,755      0.36%        1.00 - 1.25%      8.86%    to     9.13%
December 31, 2005..     1,359      $10.45138    to   $10.47393   $14,238      0.68%        1.00 - 1.25%      3.81%    to     4.04%
                                                           PRUDENTIAL SP INTERNATIONAL GROWTH
                     -------------------------------------------------------------------------------------------------------------
December 31, 2006..     3,004      $13.18590    to   $14.64915   $43,166      1.77%        0.65 - 2.75%     17.73%    to    20.26%
December 31, 2005..     2,709      $11.94145    to   $12.18096   $32,672      0.56%        0.65 - 2.50%     13.49%    to    15.63%
December 31, 2004..     1,458      $10.52413    to   $10.53434   $15,350      0.00%        0.65 - 2.50%     33.82%    to    39.61%
December 31, 2003..     2,705      $ 7.53808    to   $ 7.87202   $23,292      0.00%        0.65 - 2.25%     36.02%    to    38.24%
December 31, 2002..       697      $ 5.69455    to   $ 9.58259   $ 4,152      0.00%        0.65 - 2.40%    -23.24%    to    -0.50%




                                       A68

                                         AT YEAR ENDED                                           FOR YEAR ENDED
                     ----------------------------------------------------   -------------------------------------------------------
                        UNITS                                       NET     INVESTMENT
                     OUTSTANDING            UNIT VALUE            ASSETS      INCOME      EXPENSE RATIO**       TOTAL RETURN***
                        (000S)       LOWEST     TO    HIGHEST     (000S)      RATIO*     LOWEST - HIGHEST    LOWEST    TO   HIGHEST
                     -----------   ---------------------------   --------   ----------   ----------------   -----------------------


                                                            GARTMORE GVIT DEVELOPING MARKETS
                     --------------------------------------------------------------------------------------------------------------
December 31, 2006..     14,181     $15.64163    to   $32.47568   $323,571      0.56%        0.65 - 2.75%     30.88%    to    33.70%
December 31, 2005..     17,521     $14.97909    to   $16.29013   $293,345      0.53%        0.65 - 2.50%     28.24%    to    30.66%
December 31, 2004..     15,105     $11.46381    to   $12.70271   $185,833      0.55%        0.65 - 2.50%     19.00%    to    27.03%
December 31, 2003..     16,007     $ 9.63331    to   $15.47360   $157,916      0.08%        0.65 - 2.40%     55.87%    to    58.66%
December 31, 2002..     12,059     $ 6.07155    to   $ 9.92698   $ 70,889      0.13%        0.65 - 2.40%    -10.27%    to    -0.09%
                                                              FIRST TRUST THE DOW TARGET 10
                     --------------------------------------------------------------------------------------------------------------
December 31, 2006..      2,311     $ 9.81749    to   $14.63859   $ 27,950      0.00%        0.65 - 2.50%     22.44%    to    24.75%
December 31, 2005..      1,226     $ 9.83399    to   $10.14565   $ 11,614      0.00%        0.65 - 2.50%     -5.63%    to    -3.85%
December 31, 2004..      1,295     $10.55000    to   $10.42110   $ 12,754      0.00%        0.65 - 2.50%      4.21%    to    31.55%
December 31, 2003..        527     $ 8.01942    to   $12.04852   $  4,270      0.00%        1.00 - 1.25%     18.42%    to    18.72%
December 31, 2002..        624     $ 6.75516    to   $10.16862   $  4,218      0.00%        1.00 - 1.75%    -19.09%    to     0.20%
                                                             FIRST TRUST 10 UNCOMMON VALUES
                     --------------------------------------------------------------------------------------------------------------
December 31, 2006..      1,129     $ 4.42816    to   $10.14977   $  5,732      0.00%        0.65 - 1.65%      2.30%    to     3.34%
December 31, 2005..      1,468     $ 4.50117    to   $14.19739   $  7,002      0.00%        0.65 - 1.90%     -1.33%    to    -0.07%
December 31, 2004..      2,085     $ 4.50450    to   $14.38846   $  9,808      0.00%        0.65 - 1.90%      9.23%    to    10.62%
December 31, 2003..      2,247     $ 4.07190    to   $13.17279   $  9,486      0.00%        0.65 - 1.90%     34.35%    to    36.06%
December 31, 2002..      2,223     $ 2.99272    to   $ 9.80488   $  6,760      0.00%        0.65 - 1.90%    -37.26%    to    -0.24%
                                                                FIRST TRUST ENERGY SECTOR
                     --------------------------------------------------------------------------------------------------------------
December 31, 2006..        149     $29.15491    to   $29.28749   $  4,360      0.00%        1.00 - 1.25%     11.26%    to    11.54%
December 31, 2005..        178     $26.20508    to   $26.25795   $  4,661      0.00%        1.00 - 1.25%     47.27%    to    47.64%
December 31, 2004..        211     $17.78562    to   $17.79448   $  3,746      0.00%        1.00 - 1.25%     30.39%    to    30.72%
December 31, 2003..        209     $13.60587    to   $13.64716   $  2,839      0.00%        1.00 - 1.25%     30.08%    to    30.41%
December 31, 2002..        229     $10.43320    to   $10.48503   $  2,387      0.00%        1.00 - 1.75%     -5.47%    to     0.58%
                                                             FIRST TRUST FINANCIAL SERVICES
                     --------------------------------------------------------------------------------------------------------------
December 31, 2006..        193     $17.95519    to   $18.03676   $  3,476      0.00%        1.00 - 1.25%     15.41%    to    15.70%
December 31, 2005..        231     $15.55762    to   $15.58893   $  3,599      0.00%        1.00 - 1.25%      6.80%    to     7.07%
December 31, 2004..        319     $14.56013    to   $14.56756   $  4,641      0.00%        1.00 - 1.25%     13.97%    to    14.26%
December 31, 2003..        374     $12.74336    to   $12.78215   $  4,761      0.00%        1.00 - 1.25%     31.34%    to    31.67%
December 31, 2002..        382     $ 9.67816    to   $ 9.72631   $  3,698      0.00%        1.00 - 1.75%    -15.24%    to    -0.33%
                                                             FIRST TRUST PHARMHEALTH SECTOR
                     --------------------------------------------------------------------------------------------------------------
December 31, 2006..        245     $11.54688    to   $13.26605   $  2,868      0.00%        1.00 - 1.25%      7.21%    to     7.48%
December 31, 2005..        282     $10.74296    to   $12.37366   $  3,062      0.00%        1.00 - 1.25%      9.90%    to    10.17%
December 31, 2004..        359     $ 9.75000    to   $11.26000   $  3,536      0.00%        1.00 - 1.25%     -1.92%    to    -1.71%
December 31, 2003..        412     $ 9.91681    to   $11.47981   $  4,119      0.00%        1.00 - 1.25%     18.16%    to    18.46%
December 31, 2002..        413     $ 8.37165    to   $ 9.70979   $  3,457      0.00%        1.00 - 1.75%    -29.05%    to    -0.35%
                                                                 FIRST TRUST TECHNOLOGY
                     --------------------------------------------------------------------------------------------------------------
December 31, 2006..        255     $ 5.05730    to   $ 5.05730   $  1,288      0.00%        1.00 - 1.00%      1.81%    to     1.81%
December 31, 2005..        308     $ 4.96742    to   $ 4.96742   $  1,532      0.00%        1.00 - 1.00%      4.12%    to     4.12%
December 31, 2004..        355     $ 4.77077    to   $ 4.77077   $  1,694      0.00%        1.00 - 1.00%      0.19%    to     0.19%
December 31, 2003..        435     $ 4.76159    to   $ 4.76159   $  2,073      0.00%        1.00 - 1.00%     45.14%    to    45.14%
December 31, 2002..        451     $ 3.28064    to   $ 9.40269   $  1,478      0.00%        1.00 - 1.25%    -42.04%    to    -5.97%
                                                          FIRST TRUST GLOBAL DIVIDEND TARGET 15
                     --------------------------------------------------------------------------------------------------------------
December 31, 2006..      7,225     $17.08339    to   $23.86991   $128,826      0.00%        0.65 - 2.50%     34.99%    to    37.54%
December 31, 2005..      2,795     $12.65511    to   $13.05592   $ 36,800      0.00%        0.65 - 2.50%      7.43%    to     9.46%
December 31, 2004..      1,858     $11.93000    to   $11.78007   $ 22,624      0.00%        0.65 - 2.50%     12.65%    to    17.80%
December 31, 2003..        286     $10.58760    to   $12.95598   $  3,049      0.00%        1.00 - 1.25%     32.43%    to    32.76%
December 31, 2002..        294     $ 7.97479    to   $ 9.77750   $  2,342      0.00%        1.00 - 1.75%    -15.55%    to    -0.27%
                                                              FIRST TRUST NASDAQ TARGET 15
                     --------------------------------------------------------------------------------------------------------------
December 31, 2006..        686     $ 9.45483    to   $13.75647   $  7,316      0.00%        0.65 - 1.65%      7.09%    to     8.18%
December 31, 2005..        673     $10.78336    to   $11.01244   $  6,552      0.00%        0.65 - 1.90%      1.36%    to     2.65%
December 31, 2004..        748     $10.63850    to   $10.72820   $  7,024      0.00%        0.65 - 1.90%     19.52%    to    20.53%
December 31, 2003..        570     $ 8.90087    to   $ 8.90087   $  5,070      0.00%        1.00 - 1.00%     34.66%    to    34.66%
December 31, 2002..        621     $ 6.61001    to   $ 9.71492   $  4,107      0.00%        1.00 - 1.25%    -26.90%    to    -2.85%
                                                                FIRST TRUST S&P TARGET 24
                     --------------------------------------------------------------------------------------------------------------
December 31, 2006..      1,497     $ 8.62770    to   $13.94316   $ 16,056      0.00%        0.65 - 2.50%      0.32%    to     2.22%
December 31, 2005..      1,716     $10.85174    to   $11.19548   $ 18,042      0.00%        0.65 - 2.50%      1.56%    to     3.48%
December 31, 2004..      1,433     $10.68490    to   $10.81888   $ 14,152      0.00%        0.65 - 2.50%      6.85%    to    48.18%
December 31, 2003..        757     $ 7.30103    to   $11.88873   $  5,553      0.00%        1.00 - 1.25%     22.55%    to    22.86%
December 31, 2002..        802     $ 5.94238    to   $ 9.69498   $  4,767      0.00%        1.00 - 1.75%    -15.46%    to    -0.37%
                                                                 FIRST TRUST MANAGED VIP
                     --------------------------------------------------------------------------------------------------------------
December 31, 2006..     15,281     $10.89598    to   $17.06925   $203,898      0.00%        0.65 - 2.50%      8.73%    to    10.79%
December 31, 2005..     15,096     $11.77287    to   $12.14584   $182,873      0.00%        0.65 - 2.50%      4.57%    to     6.55%
December 31, 2004..      9,571     $11.25812    to   $11.39923   $108,508      0.00%        0.65 - 2.50%     12.58%    to    36.28%
December 31, 2003..      2,175     $ 8.36444    to   $13.20277   $ 20,497      0.00%        1.00 - 1.25%     33.25%    to    33.58%
December 31, 2002..      1,908     $ 6.26166    to   $ 9.90268   $ 12,065      0.00%        1.00 - 1.75%    -21.79%    to    -0.12%




                                       A69

                                         AT YEAR ENDED                                           FOR YEAR ENDED
                     ----------------------------------------------------   -------------------------------------------------------
                        UNITS                                       NET     INVESTMENT
                     OUTSTANDING            UNIT VALUE            ASSETS      INCOME      EXPENSE RATIO**       TOTAL RETURN***
                        (000S)       LOWEST     TO    HIGHEST     (000S)      RATIO*     LOWEST - HIGHEST    LOWEST    TO   HIGHEST
                     -----------   ---------------------------   --------   ----------   ----------------   -----------------------


                                                            FIRST TRUST VALUE LINE TARGET 25
                     --------------------------------------------------------------------------------------------------------------
December 31, 2006..      3,691     $ 4.64840    to   $19.94915   $ 43,760      0.00%        0.65 - 2.75%      0.06%    to     2.21%
December 31, 2005..      4,713     $14.75809    to   $15.07130   $ 54,045      0.00%        0.65 - 1.90%     17.44%    to    18.93%
December 31, 2004..      2,730     $12.67240    to   $12.56662   $ 21,764      0.00%        0.65 - 1.90%    292.72%    to   296.02%
December 31, 2003..      1,541     $ 3.19993    to   $ 3.19993   $  4,932      0.00%        1.00 - 1.00%     39.52%    to    39.52%
December 31, 2002..      1,300     $ 2.29353    to   $ 9.94323   $  2,982      0.00%        1.00 - 1.25%    -43.46%    to    -0.57%
                                                FIRST TRUST DOW TARGET DIVIDEND  (AVAILABLE MAY 2, 2005)
                     --------------------------------------------------------------------------------------------------------------
December 31, 2006..      8,909     $11.17799    to   $11.53380   $100,922      0.00%        0.65 - 2.50%     15.19%    to    17.37%
December 31, 2005..      5,988     $ 9.70374    to   $ 9.82689   $ 58,424      0.00%        0.65 - 2.50%     -2.94%    to    -1.73%
                                                                   PROFUND VP ASIA 30
                     --------------------------------------------------------------------------------------------------------------
December 31, 2006..      8,239     $15.06343    to   $26.01023   $172,274      0.41%        0.65 - 2.75%     35.47%    to    38.39%
December 31, 2005..      4,504     $11.77381    to   $14.99956   $ 68,490      0.30%        0.65 - 2.50%     16.53%    to    18.73%
December 31, 2004..      3,205     $12.63287    to   $10.10342   $ 40,955      0.29%        0.65 - 2.50%     -1.19%    to     1.03%
December 31, 2003..      3,845     $12.78466    to   $10.42506   $ 49,127      0.07%        0.65 - 2.25%      0.93%    to    63.85%
December 31, 2002..      2,392     $ 7.80251    to   $ 9.85819   $ 18,578      0.00%        0.65 - 2.40%    -14.75%    to    -0.17%
                                                                    PROFUND VP BANKS
                     --------------------------------------------------------------------------------------------------------------
December 31, 2006..        961     $12.64709    to   $16.30793   $ 13,291      0.82%        0.65 - 2.50%     12.53%    to    14.66%
December 31, 2005..        975     $11.23895    to   $12.20988   $ 11,872      2.58%        0.65 - 2.50%     -2.63%    to    -0.79%
December 31, 2004..      1,047     $11.54299    to   $12.30741   $ 13,102      0.45%        0.65 - 2.50%     11.04%    to    15.43%
December 31, 2003..        517     $11.08359    to   $12.78925   $  5,759      0.90%        0.65 - 2.40%     26.28%    to    28.55%
December 31, 2002..        673     $ 8.62229    to   $10.12736   $  5,781      0.00%        0.65 - 2.40%     -9.25%    to     0.15%
                                                                     PROFUND VP BEAR
                     --------------------------------------------------------------------------------------------------------------
December 31, 2006..      4,205     $ 5.67078    to   $ 8.38655   $ 28,388      1.80%        0.65 - 2.50%     -9.81%    to    -8.10%
December 31, 2005..      6,309     $ 7.81248    to   $ 9.12581   $ 48,454      0.00%        0.65 - 2.50%     -3.82%    to    -2.00%
December 31, 2004..      3,448     $ 8.12302    to   $ 9.31230   $ 28,157      0.00%        0.65 - 2.50%    -12.53%    to   -10.87%
December 31, 2003..      5,783     $ 9.28716    to   $10.44809   $ 53,662      0.00%        0.65 - 2.50%    -25.08%    to    -7.13%
December 31, 2002..      5,917     $10.12449    to   $13.94621   $ 77,643      0.29%        0.65 - 2.40%      0.15%    to    20.03%
                                                                PROFUND VP BIOTECHNOLOGY
                     --------------------------------------------------------------------------------------------------------------
December 31, 2006..      1,291     $ 8.54742    to   $16.70677   $ 12,290      0.00%        0.65 - 1.90%     -5.91%    to    -4.72%
December 31, 2005..      2,503     $ 9.38369    to   $17.03129   $ 25,003      0.00%        0.65 - 1.90%     16.98%    to    18.47%
December 31, 2004..      2,930     $ 7.92074    to   $14.55869   $ 24,751      0.00%        0.65 - 1.90%      7.64%    to     9.01%
December 31, 2003..      1,929     $ 7.26607    to   $13.52589   $ 14,279      0.00%        0.65 - 1.90%     37.13%    to    38.88%
December 31, 2002..      2,706     $ 5.23209    to   $ 9.86364   $ 14,212      0.00%        0.65 - 1.90%    -37.92%    to    -0.16%
                                                               PROFUND VP BASIC MATERIALS
                     --------------------------------------------------------------------------------------------------------------
December 31, 2006..      2,131     $13.57865    to   $17.13093   $ 30,609      0.27%        0.65 - 2.50%     12.60%    to    14.73%
December 31, 2005..      2,619     $12.38177    to   $12.40714   $ 34,114      0.06%        0.65 - 2.50%     -0.11%    to     1.77%
December 31, 2004..      2,088     $12.19078    to   $12.39593   $ 25,614      0.29%        0.65 - 2.50%      9.51%    to    23.96%
December 31, 2003..      4,606     $11.13250    to   $13.30914   $ 50,922      0.27%        0.65 - 2.15%     28.75%    to    30.72%
December 31, 2002..        455     $ 8.51605    to   $10.33389   $  3,852      0.00%        0.65 - 2.40%     -9.96%    to     0.40%
                                                                  PROFUND VP ULTRABULL
                     --------------------------------------------------------------------------------------------------------------
December 31, 2006..      4,655     $10.06481    to   $21.00543   $ 53,893      0.33%        0.65 - 1.90%     20.73%    to    22.26%
December 31, 2005..      4,472     $ 8.61103    to   $16.68766   $ 41,431      0.13%        0.65 - 1.90%      0.66%    to     1.94%
December 31, 2004..      8,988     $ 8.44700    to   $16.57769   $ 83,929      0.00%        0.65 - 1.90%     14.95%    to    16.41%
December 31, 2003..      7,766     $ 7.25597    to   $14.42210   $ 59,635      0.00%        0.65 - 1.90%     50.03%    to    51.94%
December 31, 2002..      7,379     $ 4.77567    to   $ 9.61301   $ 35,370      0.00%        0.65 - 1.90%    -36.52%    to    -0.47%
                                                                     PROFUND VP BULL
                     --------------------------------------------------------------------------------------------------------------
December 31, 2006..     18,245     $11.89713    to   $15.02392   $227,054      0.23%        0.65 - 2.50%     10.82%    to    12.92%
December 31, 2005..     20,272     $11.04492    to   $11.23459   $222,568      0.26%        0.65 - 2.50%      0.18%    to     2.07%
December 31, 2004..     26,232     $10.82090    to   $11.21483   $284,797      0.00%        0.65 - 2.50%      8.12%    to    12.15%
December 31, 2003..     13,721     $10.00845    to   $11.94242   $137,284      0.00%        0.65 - 2.40%     22.57%    to    24.77%
December 31, 2002..      7,700     $ 8.02152    to   $ 9.74304   $ 61,471      0.00%        0.65 - 2.40%    -13.28%    to    -0.31%
                                                              PROFUND VP CONSUMER SERVICES
                     --------------------------------------------------------------------------------------------------------------
December 31, 2006..        602     $ 9.87614    to   $13.18401   $  6,499      0.00%        0.65 - 2.50%      9.21%    to    11.27%
December 31, 2005..        349     $ 9.30453    to   $ 9.90834   $  3,521      0.00%        0.65 - 2.50%     -7.04%    to    -5.29%
December 31, 2004..      1,192     $ 9.82392    to   $10.65926   $ 11,879      0.00%        0.65 - 2.50%      6.59%    to     6.90%
December 31, 2003..        403     $ 9.18941    to   $11.59131   $  3,777      0.00%        0.65 - 2.40%     23.76%    to    25.97%
December 31, 2002..        473     $ 7.29472    to   $ 9.36626   $  3,439      0.00%        0.65 - 2.40%    -18.16%    to    -0.76%
                                                                PROFUND VP CONSUMER GOODS
                     --------------------------------------------------------------------------------------------------------------
December 31, 2006..      1,570     $11.24740    to   $13.88705   $ 18,574      0.10%        0.65 - 2.50%      9.81%    to    11.89%
December 31, 2005..        630     $10.53789    to   $11.03962   $  6,913      0.34%        0.65 - 2.50%     -2.85%    to    -1.01%
December 31, 2004..        921     $10.64584    to   $12.20066   $  9,972      0.03%        0.65 - 2.40%      8.54%    to    14.30%
December 31, 2003..        245     $ 9.80789    to   $10.67427   $  2,406      0.38%        0.65 - 2.25%      1.48%    to    17.69%
December 31, 2002..        597     $ 8.33352    to   $ 9.89654   $  4,952      0.00%        0.65 - 2.40%    -11.19%    to    -0.12%




                                       A70

                                         AT YEAR ENDED                                           FOR YEAR ENDED
                     ----------------------------------------------------   -------------------------------------------------------
                        UNITS                                       NET     INVESTMENT
                     OUTSTANDING            UNIT VALUE            ASSETS      INCOME      EXPENSE RATIO**       TOTAL RETURN***
                        (000S)       LOWEST     TO    HIGHEST     (000S)      RATIO*     LOWEST - HIGHEST    LOWEST    TO   HIGHEST
                     -----------   ---------------------------   --------   ----------   ----------------   -----------------------


                                                                  PROFUND VP OIL & GAS
                     --------------------------------------------------------------------------------------------------------------
December 31, 2006..      7,128     $12.84063    to   $24.47578   $143,520      0.00%        0.65 - 2.75%     17.32%    to    19.84%
December 31, 2005..      8,943     $15.53164    to   $17.61397   $148,186      0.00%        0.65 - 2.50%     28.04%    to    30.46%
December 31, 2004..      6,640     $11.90553    to   $13.75686   $ 85,038      0.00%        0.65 - 2.50%     28.51%    to    37.57%
December 31, 2003..      4,640     $ 9.26400    to   $12.06634   $ 44,342      0.00%        0.65 - 2.40%     19.34%    to    21.48%
December 31, 2002..      2,509     $ 7.62620    to   $10.11106   $ 19,240      0.00%        0.65 - 2.40%    -17.58%    to     0.13%
                                                                  PROFUND VP EUROPE 30
                     --------------------------------------------------------------------------------------------------------------
December 31, 2006..      9,521     $ 9.78576    to   $18.86370   $126,117      0.39%        0.65 - 2.50%     14.58%    to    16.74%
December 31, 2005..      7,481     $ 9.92756    to   $13.01970   $ 81,339      0.14%        0.65 - 2.50%      5.40%    to     7.39%
December 31, 2004..     10,431     $ 9.24454    to   $12.35313   $102,514      0.14%        0.65 - 2.50%     13.58%    to    23.53%
December 31, 2003..     12,852     $ 8.13940    to   $11.08926   $108,778      0.20%        0.65 - 2.25%      2.39%    to    37.83%
December 31, 2002..      2,902     $ 5.90556    to   $ 9.69157   $ 17,373      0.00%        0.65 - 2.40%    -26.25%    to    -0.37%
                                                                  PROFUND VP FINANCIALS
                     --------------------------------------------------------------------------------------------------------------
December 31, 2006..      3,163     $12.12850    to   $16.50435   $ 44,681      0.50%        0.65 - 2.50%     14.42%    to    16.59%
December 31, 2005..      2,568     $11.38546    to   $11.39228   $ 31,419      0.72%        0.65 - 2.50%      1.39%    to     3.31%
December 31, 2004..      2,337     $11.02715    to   $13.33338   $ 27,138      0.28%        0.65 - 2.40%      7.38%    to     9.62%
December 31, 2003..      1,707     $10.05949    to   $12.41737   $ 17,791      0.17%        0.65 - 2.15%     26.21%    to    28.15%
December 31, 2002..      1,405     $ 7.84993    to   $ 9.83532   $ 11,125      0.00%        0.65 - 2.40%    -15.44%    to    -0.20%
                                                             PROFUND VP U.S. GOVERNMENT PLUS
                     --------------------------------------------------------------------------------------------------------------
December 31, 2006..      2,704     $ 9.82620    to   $12.43644   $ 31,415      3.44%        0.65 - 2.65%     -7.07%    to    -5.17%
December 31, 2005..      7,185     $11.44316    to   $13.11433   $ 89,133      2.31%        0.65 - 2.50%      6.29%    to     8.31%
December 31, 2004..      3,732     $10.23058    to   $12.10868   $ 43,240      0.86%        0.65 - 2.40%      5.28%    to     7.48%
December 31, 2003..      3,342     $ 9.71767    to   $11.26614   $ 36,696      3.92%        0.65 - 2.15%     -4.64%    to    -3.18%
December 31, 2002..     10,741     $10.18762    to   $11.63614   $124,290      1.63%        0.65 - 2.40%     10.98%    to     0.23%
                                                                 PROFUND VP HEALTH CARE
                     --------------------------------------------------------------------------------------------------------------
December 31, 2006..      6,343     $ 9.03730    to   $12.42496   $ 63,921      0.00%        0.65 - 2.50%      2.62%    to     4.56%
December 31, 2005..      5,511     $ 9.04054    to   $10.97896   $ 53,879      0.00%        0.65 - 2.50%      3.37%    to     5.33%
December 31, 2004..      4,053     $ 8.58298    to   $10.97696   $ 37,119      0.00%        0.65 - 2.40%     -0.10%    to     1.70%
December 31, 2003..      2,642     $ 8.43984    to   $10.98801   $ 23,349      0.00%        0.65 - 2.40%     14.61%    to    16.66%
December 31, 2002..      1,863     $ 7.23445    to   $ 9.58752   $ 13,632      0.00%        0.65 - 2.40%    -23.19%    to    -0.50%
                                                    ACCESS VP HIGH YIELD FUND (AVAILABLE MAY 2, 2005)
                     --------------------------------------------------------------------------------------------------------------
December 31, 2006..      2,746     $11.23960    to   $11.57769   $ 31,357      6.19%        0.65 - 2.40%      6.95%    to     8.86%
December 31, 2005..      3,308     $10.54502    to   $10.63499   $ 35,001      3.74%        0.65 - 1.90%      5.47%    to     6.36%
                                                                 PROFUND VP INDUSTRIALS
                     --------------------------------------------------------------------------------------------------------------
December 31, 2006..        738     $12.33357    to   $16.38084   $  9,581      0.00%        0.65 - 2.50%      8.87%    to    10.93%
December 31, 2005..        828     $11.65524    to   $12.02792   $ 10,102      0.00%        0.65 - 2.50%     -0.12%    to     1.77%
December 31, 2004..        808     $11.45243    to   $12.04227   $  9,459      0.00%        0.65 - 2.50%     12.48%    to    20.42%
December 31, 2003..      1,160     $10.18189    to   $12.81438   $ 11,752      0.00%        0.65 - 2.15%     25.64%    to    27.57%
December 31, 2002..        143     $ 7.98170    to   $10.19613   $  1,134      0.00%        0.65 - 2.40%    -13.55%    to     0.24%
                                                                   PROFUND VP INTERNET
                     --------------------------------------------------------------------------------------------------------------
December 31, 2006..        488     $18.84122    to   $21.66964   $  9,275      0.00%        0.65 - 1.90%     -0.56%    to     0.70%
December 31, 2005..      1,329     $19.61413    to   $20.90237   $ 25,339      0.00%        0.65 - 1.90%      5.40%    to     6.74%
December 31, 2004..      2,334     $18.37524    to   $19.83065   $ 41,983      0.00%        0.65 - 1.90%     18.95%    to    20.47%
December 31, 2003..        986     $15.25273    to   $16.67093   $ 14,857      0.00%        0.65 - 1.90%     74.61%    to    76.83%
December 31, 2002..      3,366     $ 8.62559    to   $ 9.54758   $ 28,884      0.00%        0.65 - 1.90%     -9.23%    to    -0.55%
                                                                    PROFUND VP JAPAN
                     --------------------------------------------------------------------------------------------------------------
December 31, 2006..      4,322     $14.47744    to   $21.13429   $ 67,827      0.79%        0.65 - 2.65%      7.89%    to    10.10%
December 31, 2005..      9,016     $13.81772    to   $14.27008   $129,124      0.00%        0.65 - 2.50%     38.25%    to    40.86%
December 31, 2004..      2,766     $ 9.80926    to   $13.25999   $ 27,662      0.00%        0.65 - 2.40%      4.68%    to     6.86%
December 31, 2003..      2,740     $ 9.17953    to   $12.66775   $ 25,192      0.00%        0.65 - 2.15%     24.05%    to    25.95%
December 31, 2002..        424     $ 7.28809    to   $10.20853   $  3,073      0.00%        0.65 - 2.40%    -18.20%    to     0.25%
                                                               PROFUND VP PRECIOUS METALS
                     --------------------------------------------------------------------------------------------------------------
December 31, 2006..      7,735     $12.55178    to   $18.56096   $124,745      0.69%        0.65 - 2.75%      4.42%    to     6.67%
December 31, 2005..      7,464     $12.49053    to   $15.17761   $113,120      0.00%        0.65 - 2.50%     23.15%    to    25.48%
December 31, 2004..      5,015     $10.14273    to   $12.09584   $ 60,442      0.00%        0.65 - 2.50%    -12.17%    to   -10.50%
December 31, 2003..      5,643     $11.54866    to   $13.51554   $ 76,189      0.00%        0.65 - 2.50%     15.49%    to    38.33%
December 31, 2002..      5,721     $ 9.77068    to   $11.29521   $ 55,648      0.00%        0.65 - 2.40%     -1.54%    to     1.56%
                                                                PROFUND VP MID-CAP GROWTH
                     --------------------------------------------------------------------------------------------------------------
December 31, 2006..      5,246     $10.89955    to   $15.57741   $ 67,092      0.00%        0.65 - 2.75%      1.12%    to     3.30%
December 31, 2005..     12,852     $12.01395    to   $12.02225   $155,726      0.00%        0.65 - 2.50%      8.45%    to    10.50%
December 31, 2004..      6,821     $10.87246    to   $11.08578   $ 75,036      0.00%        0.65 - 2.50%     10.36%    to    10.86%
December 31, 2003..      4,689     $ 9.85186    to   $12.24894   $ 46,543      0.00%        0.65 - 2.40%     24.84%    to    27.08%
December 31, 2002..      1,952     $ 7.75273    to   $ 9.81179   $ 15,065      0.00%        0.65 - 2.40%    -15.08%    to    -0.23%




                                       A71

                                         AT YEAR ENDED                                           FOR YEAR ENDED
                     ----------------------------------------------------   -------------------------------------------------------
                        UNITS                                       NET     INVESTMENT
                     OUTSTANDING            UNIT VALUE            ASSETS      INCOME      EXPENSE RATIO**       TOTAL RETURN***
                        (000S)       LOWEST     TO    HIGHEST     (000S)      RATIO*     LOWEST - HIGHEST    LOWEST    TO   HIGHEST
                     -----------   ---------------------------   --------   ----------   ----------------   -----------------------


                                                                PROFUND VP MID-CAP VALUE
                     --------------------------------------------------------------------------------------------------------------
December 31, 2006..      6,924     $13.79740    to   $18.69833   $104,430      0.02%        0.65 - 2.50%      9.50%    to    11.57%
December 31, 2005..      7,507     $12.91090    to   $12.96407   $ 99,111      0.00%        0.65 - 2.50%      6.13%    to     8.14%
December 31, 2004..     10,344     $11.98840    to   $12.16502   $125,392      0.00%        0.65 - 2.50%     15.21%    to    21.65%
December 31, 2003..      4,742     $10.40614    to   $13.32549   $ 50,523      0.00%        0.65 - 2.40%     34.86%    to    32.49%
December 31, 2002..      1,623     $ 7.71623    to   $10.05794   $ 12,488      0.00%        0.65 - 2.40%    -15.33%    to     0.07%
                                                               PROFUND VP PHARMACEUTICALS
                     --------------------------------------------------------------------------------------------------------------
December 31, 2006..      2,413     $ 8.28177    to   $ 9.93954   $ 21,075      0.37%        0.65 - 2.50%      9.38%    to    11.45%
December 31, 2005..      1,378     $ 7.79007    to   $ 8.82252   $ 10,783      0.29%        0.65 - 2.50%     -6.21%    to    -4.44%
December 31, 2004..      1,435     $ 8.15189    to   $ 8.78326   $ 11,802      0.00%        0.65 - 2.40%    -11.40%    to    -9.81%
December 31, 2003..      1,316     $ 9.03855    to   $ 9.91382   $ 11,850      0.00%        0.65 - 2.40%      3.06%    to     4.91%
December 31, 2002..        398     $ 8.61559    to   $ 9.61936   $  3,413      0.00%        0.65 - 2.40%     -9.29%    to    -0.46%
                                                                 PROFUND VP REAL ESTATE
                     --------------------------------------------------------------------------------------------------------------
December 31, 2006..      3,041     $14.53445    to   $25.13870   $ 69,717      0.57%        0.65 - 2.50%     29.19%    to    31.63%
December 31, 2005..      1,949     $13.55256    to   $19.09812   $ 34,432      2.04%        0.65 - 2.50%      4.09%    to     6.06%
December 31, 2004..      4,720     $13.02029    to   $18.00747   $ 79,438      1.89%        0.65 - 2.50%     26.37%    to    30.20%
December 31, 2003..      2,564     $13.29130    to   $14.24964   $ 35,196      2.00%        0.65 - 2.15%     30.29%    to    32.29%
December 31, 2002..      1,997     $10.19823    to   $10.77187   $ 20,865      4.67%        0.65 - 2.40%     -0.63%    to     0.24%
                                                           PROFUND VP RISING RATES OPPORTUNITY
                     --------------------------------------------------------------------------------------------------------------
December 31, 2006..     10,313     $ 6.50235    to   $ 8.22730   $ 70,970      1.36%        0.65 - 2.50%      7.40%    to     9.43%
December 31, 2005..     11,309     $ 6.22921    to   $ 7.43736   $ 72,023      0.00%        0.65 - 2.50%    -10.19%    to    -8.49%
December 31, 2004..     16,152     $ 6.80694    to   $ 8.28113   $112,263      0.00%        0.65 - 2.50%    -17.19%    to   -11.47%
December 31, 2003..      5,316     $ 7.68911    to   $ 9.06711   $ 41,218      0.00%        0.65 - 2.40%     -6.41%    to    -4.74%
December 31, 2002..        890     $ 8.07133    to   $ 9.68855   $  7,168      0.00%        0.65 - 2.40%    -12.95%    to    -0.38%
                                                                     PROFUND VP OTC
                     --------------------------------------------------------------------------------------------------------------
December 31, 2006..      7,600     $ 5.54980    to   $15.20854   $ 67,277      0.00%        0.65 - 2.50%      2.83%    to     4.78%
December 31, 2005..     11,466     $ 5.54081    to   $10.62917   $ 89,367      0.00%        0.65 - 2.50%     -2.32%    to    -0.47%
December 31, 2004..     20,721     $ 5.56695    to   $10.88139   $156,073      0.00%        0.65 - 2.50%      7.82%    to     8.81%
December 31, 2003..     25,158     $ 5.16310    to   $13.43592   $153,444      0.00%        0.65 - 2.15%     43.59%    to    45.79%
December 31, 2002..     20,541     $ 3.54138    to   $ 9.35410   $ 75,788      0.00%        0.65 - 2.40%    -39.02%    to    -0.78%
                                                                PROFUND VP SEMICONDUCTOR
                     --------------------------------------------------------------------------------------------------------------
December 31, 2006..        842     $ 6.98349    to   $12.09994   $  5,953      0.00%        0.65 - 1.90%     -8.85%    to    -7.69%
December 31, 2005..      1,778     $ 7.93141    to   $12.73195   $ 13,685      0.00%        0.65 - 1.90%      6.58%    to     7.94%
December 31, 2004..      1,507     $ 7.34818    to   $11.94555   $ 10,853      0.00%        0.65 - 1.90%    -25.00%    to   -24.04%
December 31, 2003..      1,915     $ 9.67397    to   $15.92764   $ 18,307      0.00%        0.65 - 1.90%     84.74%    to    87.10%
December 31, 2002..        737     $ 5.17062    to   $ 8.62152   $  3,789      0.00%        0.65 - 1.90%    -32.42%    to    -1.66%
                                                               PROFUND VP SMALL-CAP GROWTH
                     --------------------------------------------------------------------------------------------------------------
December 31, 2006..      5,415     $11.09652    to   $17.98465   $ 79,247      0.00%        0.65 - 2.75%      5.67%    to     7.95%
December 31, 2005..     13,797     $12.77991    to   $13.14465   $184,753      0.00%        0.65 - 2.50%      4.86%    to     6.84%
December 31, 2004..     16,741     $12.18762    to   $12.30294   $208,744      0.00%        0.65 - 2.50%     19.02%    to    21.88%
December 31, 2003..     14,600     $10.33685    to   $12.97770   $153,408      0.00%        0.65 - 2.40%     31.10%    to    33.45%
December 31, 2002..      3,108     $ 7.74608    to   $ 9.89931   $ 23,968      0.00%        0.65 - 2.40%    -15.13%    to    -0.12%
                                                 PROFUND VP SHORT MID-CAP (AVAILABLE NOVEMBER 22, 2004)
                     --------------------------------------------------------------------------------------------------------------
December 31, 2006..        617     $ 8.14103    to   $ 8.36143   $  5,104      0.68%        0.65 - 1.90%     -5.46%    to    -4.26%
December 31, 2005..        472     $ 8.61142    to   $ 8.73367   $  4,080      0.00%        0.65 - 1.90%    -11.18%    to   -10.05%
December 31, 2004..         53     $ 9.69807    to   $ 9.70092   $    515      0.00%        1.00 - 1.65%     -0.35%    to    -0.34%
                                                                  PROFUND VP SHORT OTC
                     --------------------------------------------------------------------------------------------------------------
December 31, 2006..      4,161     $ 5.24385    to   $ 8.00285   $ 23,704      0.86%        0.65 - 2.50%     -3.83%    to    -2.01%
December 31, 2005..      5,301     $ 6.10193    to   $ 8.07924   $ 31,249      0.00%        0.65 - 2.50%     -1.70%    to     0.16%
December 31, 2004..      2,547     $ 5.53538    to   $ 6.09211   $ 15,078      0.00%        0.65 - 2.40%    -13.25%    to   -11.69%
December 31, 2003..      4,453     $ 6.38053    to   $ 6.89824   $ 30,229      0.76%        0.65 - 2.40%    -38.81%    to   -37.71%
December 31, 2002..      1,274     $10.42770    to   $11.07498   $ 14,028      0.00%        0.65 - 2.40%      7.22%    to     0.52%
                                                PROFUND VP SHORT SMALL-CAP (AVAILABLE NOVEMBER 22, 2004)
                     --------------------------------------------------------------------------------------------------------------
December 31, 2006..      1,564     $ 7.86107    to   $ 8.07403   $ 12,448      0.90%        0.65 - 1.90%    -13.46%    to   -12.36%
December 31, 2005..        726     $ 9.08360    to   $ 9.21260   $  6,654      0.00%        0.65 - 1.90%     -4.76%    to    -3.55%
December 31, 2004..        268     $ 9.54341    to   $ 9.54061   $  2,559      0.00%        1.00 - 1.65%     -0.53%    to    -0.52%
                                                               PROFUND VP SMALL-CAP VALUE
                     --------------------------------------------------------------------------------------------------------------
December 31, 2006..      6,878     $11.78269    to   $19.36027   $100,515      0.00%        0.65 - 2.75%     14.21%    to    16.67%
December 31, 2005..      4,740     $11.77792    to   $12.66318   $ 61,212      0.00%        0.65 - 2.50%      1.40%    to     3.32%
December 31, 2004..     14,281     $11.39922    to   $12.48776   $175,602      0.00%        0.65 - 2.50%     19.34%    to    24.88%
December 31, 2003..     14,978     $ 9.55207    to   $13.33056   $147,142      0.00%        0.65 - 2.40%     31.45%    to    33.81%
December 31, 2002..      4,098     $ 7.13873    to   $10.14115   $ 29,161      0.00%        0.65 - 2.40%    -19.21%    to     0.17%
                                                                  PROFUND VP TECHNOLOGY
                     --------------------------------------------------------------------------------------------------------------
December 31, 2006..      2,301     $ 5.19529    to   $14.26170   $ 14,524      0.00%        0.65 - 1.90%      6.02%    to     7.37%
December 31, 2005..      2,697     $ 5.06142    to   $12.90161   $ 15,241      0.60%        0.65 - 1.90%     -0.69%    to     0.57%
December 31, 2004..      3,442     $ 5.03294    to   $12.99168   $ 19,542      0.00%        0.65 - 1.90%     -2.33%    to    -1.08%
December 31, 2003..      3,795     $ 5.08790    to   $13.30122   $ 20,788      0.00%        0.65 - 1.90%     43.19%    to    45.02%
December 31, 2002..      3,619     $ 3.50847    to   $ 9.28896   $ 13,171      0.00%        0.65 - 1.90%    -41.07%    to    -0.86%




                                       A72

                                         AT YEAR ENDED                                           FOR YEAR ENDED
                     ----------------------------------------------------   -------------------------------------------------------
                        UNITS                                       NET     INVESTMENT
                     OUTSTANDING            UNIT VALUE            ASSETS      INCOME      EXPENSE RATIO**       TOTAL RETURN***
                        (000S)       LOWEST     TO    HIGHEST     (000S)      RATIO*     LOWEST - HIGHEST    LOWEST    TO   HIGHEST
                     -----------   ---------------------------   --------   ----------   ----------------   -----------------------


                                                              PROFUND VP TELECOMMUNICATIONS
                     --------------------------------------------------------------------------------------------------------------
December 31, 2006..      5,123     $ 6.10191    to   $15.34089   $ 44,101      0.69%        0.65 - 2.50%     30.94%    to    33.41%
December 31, 2005..      1,289     $ 4.78437    to   $11.37557   $  8,800      2.21%        0.65 - 2.50%     -8.97%    to    -7.25%
December 31, 2004..      2,863     $ 5.15817    to   $12.49641   $ 17,888      1.22%        0.65 - 2.50%     14.81%    to    24.96%
December 31, 2003..      1,363     $ 4.49290    to   $10.05273   $  7,490      0.00%        0.65 - 2.15%      0.26%    to     1.80%
December 31, 2002..      3,677     $ 4.41367    to   $10.02378   $ 16,791      0.00%        0.65 - 2.40%    -38.24%    to     0.03%
                                                                 PROFUND VP ULTRAMID-CAP
                     --------------------------------------------------------------------------------------------------------------
December 31, 2006..      4,460     $15.13524    to   $26.98605   $ 78,717      0.00%        0.65 - 2.50%      7.88%    to     9.92%
December 31, 2005..      5,482     $14.43434    to   $15.87782   $ 87,663      0.00%        0.65 - 2.50%     14.96%    to    17.13%
December 31, 2004..      6,891     $12.32354    to   $13.81214   $ 88,422      0.00%        0.65 - 2.50%     26.87%    to    38.12%
December 31, 2003..      3,833     $ 9.71365    to   $16.36516   $ 38,352      0.00%        0.65 - 2.40%     66.02%    to    68.99%
December 31, 2002..      3,050     $ 5.74812    to   $ 9.85757   $ 17,448      0.00%        0.65 - 2.40%    -28.54%    to    -0.17%
                                                                   PROFUND VP ULTRAOTC
                     --------------------------------------------------------------------------------------------------------------
December 31, 2006..     40,480     $ 0.85424    to   $19.61369   $ 64,705      0.00%        0.65 - 1.90%      2.89%    to     4.19%
December 31, 2005..     55,242     $ 1.30702    to   $18.28341   $ 96,201      0.00%        0.65 - 1.90%     -5.58%    to    -4.38%
December 31, 2004..     80,485     $ 1.36684    to   $19.36302   $146,750      0.00%        0.65 - 1.90%     11.93%    to    13.36%
December 31, 2003..     77,398     $ 1.20574    to   $17.29931   $110,190      0.00%        0.65 - 1.90%     98.82%    to    98.82%
December 31, 2002..     73,515     $ 0.59883    to   $ 8.70112   $ 45,937      0.00%        0.65 - 1.90%    -69.15%    to    -1.57%
                                                                PROFUND VP ULTRASMALL-CAP
                     --------------------------------------------------------------------------------------------------------------
December 31, 2006..      3,418     $14.70667    to   $31.51979   $ 56,994      0.03%        0.65 - 1.90%     23.61%    to    25.19%
December 31, 2005..      3,107     $12.40722    to   $24.45672   $ 39,714      0.00%        0.65 - 1.90%     -2.10%    to    -0.86%
December 31, 2004..     12,861     $12.51485    to   $24.98207   $173,324      0.00%        0.65 - 1.90%     28.58%    to    30.22%
December 31, 2003..      8,428     $ 9.61073    to   $19.42973   $ 83,335      0.00%        0.65 - 1.90%     95.67%    to    98.16%
December 31, 2002..      6,340     $ 4.85002    to   $ 9.92993   $ 30,346      0.00%        0.65 - 1.90%    -42.98%    to    -0.08%
                                                                  PROFUND VP UTILITIES
                     --------------------------------------------------------------------------------------------------------------
December 31, 2006..      7,381     $11.40328    to   $20.29430   $103,910      1.78%        0.65 - 2.50%     16.25%    to    18.45%
December 31, 2005..      6,383     $10.07028    to   $13.74600   $ 75,840      0.68%        0.65 - 2.50%     10.24%    to    12.33%
December 31, 2004..      5,238     $ 8.96510    to   $12.46874   $ 51,953      1.01%        0.65 - 2.50%     20.29%    to    24.69%
December 31, 2003..      2,838     $ 7.45318    to   $12.59701   $ 22,638      2.27%        0.65 - 2.15%     18.76%    to    20.58%
December 31, 2002..      4,114     $ 6.18117    to   $10.60389   $ 26,021      0.00%        0.65 - 2.40%    -24.43%    to     0.73%
                                                PROFUND VP LARGE-CAP GROWTH (AVAILABLE NOVEMBER 22, 2004)
                     --------------------------------------------------------------------------------------------------------------
December 31, 2006..      6,836     $10.84734    to   $11.28595   $ 75,650      0.00%        0.65 - 2.50%      6.34%    to     8.35%
December 31, 2005..      8,052     $10.20039    to   $10.41581   $ 83,058      0.00%        0.65 - 2.50%     -1.58%    to     0.28%
December 31, 2004..        337     $10.36577    to   $10.38693   $  3,498      0.00%        0.65 - 2.40%      0.42%    to     0.44%
                                                PROFUND VP LARGE-CAP VALUE (AVAILABLE NOVEMBER 22, 2004)
                     --------------------------------------------------------------------------------------------------------------
December 31, 2006..     12,386     $11.79581    to   $12.52595   $152,132      0.17%        0.65 - 2.75%     15.41%    to    17.90%
December 31, 2005..      7,437     $10.40456    to   $10.62437   $ 78,232      0.00%        0.65 - 2.50%      0.46%    to     2.36%
December 31, 2004..        440     $10.37933    to   $10.35694   $  4,561      0.00%        0.65 - 2.40%      0.41%    to     0.44%
                                                                       RYDEX NOVA
                     --------------------------------------------------------------------------------------------------------------
December 31, 2006..        950     $ 7.59388    to   $17.75553   $  7,255      1.18%        0.65 - 1.65%     17.31%    to    18.50%
December 31, 2005..      1,194     $ 6.79147    to   $15.13531   $  7,743      0.31%        0.65 - 1.65%      2.26%    to     3.29%
December 31, 2004..      1,584     $ 6.57506    to   $14.80144   $ 10,006      0.05%        0.65 - 1.65%     13.87%    to   165.58%
December 31, 2003..      2,051     $ 5.57318    to   $ 5.77394   $ 11,452      0.00%        0.65 - 1.40%     37.24%    to    38.28%
December 31, 2002..      2,806     $ 4.17539    to   $ 9.58577   $ 11,407      5.02%        0.65 - 2.15%    -36.14%    to    -0.50%
                                                                        RYDEX OTC
                     --------------------------------------------------------------------------------------------------------------
December 31, 2006..      3,717     $ 4.37993    to   $14.89301   $ 24,011      0.00%        0.65 - 1.65%      4.03%    to     5.09%
December 31, 2005..      4,874     $ 6.49742    to   $14.31564   $ 30,222      0.00%        0.65 - 1.65%     -0.55%    to     0.46%
December 31, 2004..      6,736     $ 6.46788    to   $14.39508   $ 41,864      0.00%        0.65 - 1.65%      7.54%    to     8.63%
December 31, 2003..      8,737     $ 5.95385    to   $13.38605   $ 50,307      0.00%        0.65 - 1.65%     43.02%    to    44.47%
December 31, 2002..     11,072     $ 4.12119    to   $ 9.35418   $ 44,381      0.00%        0.65 - 2.15%    -39.25%    to    -0.78%
                                                                  RYDEX INVERSE S&P 500
                     --------------------------------------------------------------------------------------------------------------
December 31, 2006..         86     $ 5.97071    to   $ 8.86347   $    736      6.26%        1.00 - 1.65%     -9.03%    to    -8.43%
December 31, 2005..        125     $ 6.56305    to   $ 9.67905   $  1,181      0.00%        1.00 - 1.65%     -2.40%    to    -1.76%
December 31, 2004..        149     $ 9.62902    to   $ 9.85245   $  1,435      0.00%        1.00 - 1.40%    -11.47%    to   -11.11%
December 31, 2003..        186     $10.87639    to   $11.08367   $  2,028      0.00%        1.00 - 1.40%    -24.72%    to   -24.41%
December 31, 2002..        240     $10.13510    to   $14.85376   $  3,468      1.08%        0.65 - 2.15%     20.85%    to     0.16%
                                                                 AIM V.I. DYNAMICS FUND
                     --------------------------------------------------------------------------------------------------------------
December 31, 2006..      5,239     $ 8.72831    to   $18.82001   $ 66,084      0.00%        0.65 - 2.75%     12.93%    to    15.36%
December 31, 2005..      5,600     $10.48172    to   $12.55791   $ 60,680      0.00%        0.65 - 2.50%      7.96%    to    10.00%
December 31, 2004..      7,133     $ 9.52867    to   $11.63192   $ 70,632      0.00%        0.65 - 2.50%     12.60%    to    16.32%
December 31, 2003..      9,813     $ 8.46233    to   $13.04653   $ 85,022      0.00%        0.65 - 2.40%     34.52%    to    36.93%
December 31, 2002..     10,278     $ 6.18018    to   $ 9.69882   $ 62,724      0.00%        0.65 - 2.40%    -32.34%    to    -0.36%
                                                            AIM V.I. FINANCIAL SERVICES FUND
                     --------------------------------------------------------------------------------------------------------------
December 31, 2006..      4,623     $12.14731    to   $18.14659   $ 75,553      1.59%        0.65 - 2.50%     13.54%    to    15.69%
December 31, 2005..      5,702     $11.44169    to   $15.68589   $ 81,547      1.50%        0.65 - 2.50%      3.27%    to     5.22%
December 31, 2004..      6,188     $11.07969    to   $14.90782   $ 86,730      0.66%        0.65 - 2.50%      7.97%    to    10.80%
December 31, 2003..      7,447     $12.53928    to   $13.80766   $ 98,078      0.51%        0.65 - 2.40%     26.47%    to    28.74%
December 31, 2002..      8,207     $ 9.91457    to   $10.72535   $ 85,333      0.48%        0.65 - 2.40%    -15.45%    to    -0.10%




                                       A73

                                         AT YEAR ENDED                                           FOR YEAR ENDED
                     ----------------------------------------------------   -------------------------------------------------------
                        UNITS                                       NET     INVESTMENT
                     OUTSTANDING            UNIT VALUE            ASSETS      INCOME      EXPENSE RATIO**       TOTAL RETURN***
                        (000S)       LOWEST     TO    HIGHEST     (000S)      RATIO*     LOWEST - HIGHEST    LOWEST    TO   HIGHEST
                     -----------   ---------------------------   --------   ----------   ----------------   -----------------------


                                                            AIM V.I. GLOBAL HEALTH CARE FUND
                     --------------------------------------------------------------------------------------------------------------
December 31, 2006..      7,589     $11.41050    to   $14.63226   $102,317      0.00%        0.65 - 2.50%      2.61%    to     4.55%
December 31, 2005..      8,909     $11.99567    to   $13.99520   $116,595      0.00%        0.65 - 2.50%      5.45%    to     7.45%
December 31, 2004..      9,914     $11.37535    to   $13.02517   $122,422      0.00%        0.65 - 2.50%      6.87%    to    13.75%
December 31, 2003..     11,072     $10.85273    to   $12.18804   $129,595      0.00%        0.65 - 2.25%      8.53%    to    26.95%
December 31, 2002..     12,425     $ 9.50807    to   $ 9.60053   $115,835      0.00%        0.65 - 2.40%    -24.94%    to    -0.59%
                                                                AIM V.I. TECHNOLOGY FUND
                     --------------------------------------------------------------------------------------------------------------
December 31, 2006..     10,801     $ 3.65474    to   $15.14319   $ 62,386      0.00%        0.65 - 1.90%      8.39%    to     9.76%
December 31, 2005..     13,665     $ 5.45039    to   $13.73947   $ 72,366      0.00%        0.65 - 1.90%      0.24%    to     1.51%
December 31, 2004..     18,010     $ 5.36926    to   $13.70690   $ 94,451      0.00%        0.65 - 1.90%      2.64%    to     3.95%
December 31, 2003..     18,239     $ 5.16515    to   $13.35425   $ 92,924      0.00%        0.65 - 1.90%     42.53%    to    44.34%
December 31, 2002..     19,761     $ 3.57837    to   $ 9.36955   $ 69,602      0.00%        0.65 - 1.90%    -47.19%    to    -0.76%
                                                        WELLS FARGO ADVANTAGE VT ASSET ALLOCATION
                     --------------------------------------------------------------------------------------------------------------
December 31, 2006..      3,848     $12.51877    to   $25.89275   $ 98,746      2.26%        1.40 - 2.25%      9.62%    to    10.57%
December 31, 2005..      5,123     $11.53381    to   $23.41668   $119,014      2.03%        1.40 - 2.25%      2.63%    to     3.52%
December 31, 2004..      6,331     $11.23801    to   $22.62013   $142,216      2.00%        1.40 - 2.25%      7.81%    to    12.38%
December 31, 2003..      7,245     $11.75271    to   $20.98180   $151,438      1.73%        1.40 - 1.90%     19.78%    to    20.39%
December 31, 2002..      8,340     $ 9.80923    to   $17.42864   $145,328      3.00%        1.40 - 2.15%    -14.07%    to    -0.23%
                                                         WELLS FARGO ADVANTAGE VT EQUITY INCOME
                     --------------------------------------------------------------------------------------------------------------
December 31, 2006..      2,822     $11.65173    to   $21.90813   $ 38,998      1.58%        0.65 - 2.75%     15.30%    to    17.78%
December 31, 2005..      2,707     $11.92936    to   $18.60046   $ 31,523      1.45%        0.65 - 2.50%      2.75%    to     4.69%
December 31, 2004..      2,903     $11.61020    to   $17.76678   $ 31,951      1.64%        0.65 - 2.50%     10.36%    to    16.10%
December 31, 2003..      2,328     $15.28644    to   $16.09924   $ 23,153      1.58%        0.65 - 2.25%     23.37%    to    25.39%
December 31, 2002..      1,601     $ 9.89706    to   $12.83930   $ 12,284      1.70%        0.65 - 2.40%    -19.79%    to    -0.12%
                                                      WELLS FARGO ADVANTAGE VT C&B LARGE CAP VALUE
                     --------------------------------------------------------------------------------------------------------------
December 31, 2006..      1,592     $10.97931    to   $16.41205   $ 17,808      1.45%        0.65 - 2.75%     18.77%    to    21.33%
December 31, 2005..      1,934     $ 9.61029    to   $ 9.66390   $ 17,885      0.76%        0.65 - 2.25%      0.79%    to     2.44%
December 31, 2004..      2,343     $ 9.43398    to   $ 9.53473   $ 21,281      1.58%        0.65 - 2.25%      8.71%    to    10.50%
December 31, 2003..      2,644     $ 8.53761    to   $ 8.77041   $ 21,792      1.51%        0.65 - 2.25%     22.74%    to    24.75%
December 31, 2002..      3,054     $ 6.84372    to   $ 9.96567   $ 20,215      1.22%        0.65 - 2.40%    -24.58%    to    -0.04%
                                                       WELLS FARGO ADVANTAGE VT LARGE COMPANY CORE
                     --------------------------------------------------------------------------------------------------------------
December 31, 2006..      1,079     $11.95836    to   $19.70500   $ 21,202      0.65%        1.40 - 2.00%     13.34%    to    14.03%
December 31, 2005..      1,406     $10.55130    to   $17.28105   $ 24,242      0.50%        1.40 - 2.00%     -4.19%    to    -3.60%
December 31, 2004..      1,873     $11.01271    to   $17.92732   $ 33,512      0.00%        1.40 - 2.00%      6.86%    to    10.13%
December 31, 2003..      2,374     $11.65063    to   $16.77690   $ 39,779      0.00%        1.40 - 1.65%     21.55%    to    21.86%
December 31, 2002..      2,940     $ 9.57946    to   $13.76777   $ 40,473      0.12%        1.40 - 2.15%    -26.88%    to    -0.51%
                                                       WELLS FARGO ADVANTAGE VT INTERNATIONAL CORE
                     --------------------------------------------------------------------------------------------------------------
December 31, 2006..        240     $10.10604    to   $17.55826   $  2,666      1.60%        1.25 - 2.15%     18.22%    to    19.30%
December 31, 2005..        289     $ 8.48386    to   $14.54433   $  2,650      1.87%        1.40 - 2.15%      7.32%    to     8.14%
December 31, 2004..        327     $ 7.84507    to   $13.55206   $  2,802      0.22%        1.40 - 2.15%      6.66%    to     8.09%
December 31, 2003..        309     $ 7.25760    to   $12.70566   $  2,409      0.32%        1.40 - 1.65%     29.29%    to    29.62%
December 31, 2002..        261     $ 5.59914    to   $ 9.82123   $  1,479      0.19%        1.40 - 2.15%    -24.00%    to    -0.22%
                                                      WELLS FARGO ADVANTAGE VT LARGE COMPANY GROWTH
                     --------------------------------------------------------------------------------------------------------------
December 31, 2006..      1,164     $ 8.67196    to   $12.35658   $ 10,629      0.00%        1.40 - 2.00%      0.31%    to     0.92%
December 31, 2005..      1,456     $ 8.59302    to   $10.87742   $ 13,023      0.18%        1.40 - 2.00%      3.59%    to     4.23%
December 31, 2004..      1,767     $ 8.24000    to   $10.50024   $ 15,147      0.00%        1.40 - 2.00%      1.75%    to     5.00%
December 31, 2003..      1,879     $ 8.09835    to   $11.59446   $ 15,554      0.00%        1.40 - 1.90%     23.89%    to    24.52%
December 31, 2002..      1,746     $ 6.50377    to   $ 9.35612   $ 11,379      0.00%        1.40 - 2.15%    -29.02%    to    -0.78%
                                                          WELLS FARGO ADVANTAGE VT MONEY MARKET
                     --------------------------------------------------------------------------------------------------------------
December 31, 2006..      1,927     $10.00952    to   $13.11955   $ 25,268      4.25%        1.40 - 2.40%      1.84%    to     2.88%
December 31, 2005..      2,115     $ 9.86463    to   $12.75216   $ 26,963      2.47%        1.40 - 1.65%      0.85%    to     1.11%
December 31, 2004..      2,746     $ 9.78121    to   $12.61236   $ 34,621      0.68%        1.40 - 1.65%     -0.96%    to    -0.70%
December 31, 2003..      3,678     $ 9.87554    to   $12.70171   $ 46,714      0.52%        1.40 - 1.65%     -1.16%    to    -0.91%
December 31, 2002..      5,391     $ 9.98520    to   $12.81783   $ 69,107      1.24%        1.40 - 2.15%     -0.16%    to    -0.02%
                                                        WELLS FARGO ADVANTAGE VT SMALL CAP GROWTH
                     --------------------------------------------------------------------------------------------------------------
December 31, 2006..        442     $11.40341    to   $19.23621   $  5,303      0.00%        1.40 - 1.90%     20.43%    to    21.04%
December 31, 2005..        530     $ 9.42126    to   $15.80703   $  5,212      0.00%        1.40 - 1.90%      4.23%    to     4.76%
December 31, 2004..        636     $ 8.99000    to   $15.16544   $  5,946      0.00%        1.40 - 1.90%     11.28%    to    12.17%
December 31, 2003..        735     $ 8.01738    to   $13.62765   $  6,050      0.00%        1.40 - 1.65%     39.92%    to    40.28%
December 31, 2002..        778     $ 5.71536    to   $ 9.73357   $  4,454      0.00%        1.40 - 2.15%    -39.08%    to    -0.32%
                                                       WELLS FARGO ADVANTAGE VT TOTAL RETURN BOND
                     --------------------------------------------------------------------------------------------------------------
December 31, 2006..      1,003     $10.38538    to   $13.74805   $ 13,714      4.27%        1.40 - 2.25%      1.40%    to     2.28%
December 31, 2005..      1,329     $10.24238    to   $13.44215   $ 17,781      3.62%        1.40 - 2.25%     -0.44%    to     0.43%
December 31, 2004..      1,600     $10.28716    to   $13.38474   $ 21,323      3.44%        1.40 - 2.25%      2.87%    to     2.99%
December 31, 2003..      2,027     $10.85859    to   $12.99668   $ 26,285      3.24%        1.40 - 1.90%      6.36%    to     6.90%
December 31, 2002..      2,452     $10.20667    to   $12.15811   $ 29,806      6.11%        1.40 - 2.15%      0.25%    to     6.24%
                                          AST FIRST TRUST BALANCED TARGET PORTFOLIO (AVAILABLE MARCH 20, 2006)
                     --------------------------------------------------------------------------------------------------------------
December 31, 2006..     43,588     $10.48756    to   $10.66517   $459,438      0.00%        0.65 - 2.75%      4.90%    to     6.66%




                                       A74

                                         AT YEAR ENDED                                          FOR YEAR ENDED
                     ----------------------------------------------------   ------------------------------------------------------
                        UNITS                                       NET     INVESTMENT
                     OUTSTANDING            UNIT VALUE            ASSETS      INCOME      EXPENSE RATIO**       TOTAL RETURN***
                        (000S)       LOWEST     TO    HIGHEST     (000S)      RATIO*     LOWEST - HIGHEST   LOWEST    TO   HIGHEST
                     -----------   ---------------------------   --------   ----------   ----------------   ----------------------


                                    AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO (AVAILABLE MARCH 20, 2006)
                     -------------------------------------------------------------------------------------------------------------
December 31, 2006..     47,802     $10.38961    to   $10.56558   $498,977      0.00%        0.65 - 2.75%     3.92%    to     5.66%
                                              AST ADVANCED STRATEGIES PORTFOLIO (AVAILABLE MARCH 20, 2006)
                     -------------------------------------------------------------------------------------------------------------
December 31, 2006..     50,596     $10.55304    to   $10.74480   $537,413      0.00%        0.65 - 2.90%     5.56%    to     7.45%
                                                  COLUMBIA HIGH YIELD FUND VS (AVAILABLE MAY 1, 2006)
                     -------------------------------------------------------------------------------------------------------------
December 31, 2006..         43     $10.71961    to   $10.71961   $    463      2.48%        1.00 - 1.00%     7.01%    to     7.01%
                                                    COLUMBIA HIGH YIELD VS (EXPIRED APRIL 28, 2006)
                     -------------------------------------------------------------------------------------------------------------
December 31, 2006..          0     $ 0.00000    to   $ 0.00000   $      0      5.79%        0.00 - 0.00%     0.00%    to     0.00%
December 31, 2005..         44     $14.20164    to   $14.20164   $    628      0.00%        1.00 - 1.00%     1.49%    to     1.49%
December 31, 2004..         74     $13.99309    to   $13.99309   $  1,029      5.02%        1.00 - 1.00%     5.99%    to     5.99%
December 31, 2003..        105     $13.20266    to   $13.20266   $  1,382      6.50%        1.00 - 1.00%    11.25%    to    11.25%
December 31, 2002..        113     $11.86806    to   $10.13980   $  1,337      0.13%        1.00 - 1.25%     1.40%    to     1.71%
                                                           COLUMBIA ASSET ALLOCATION FUND VS
                     -------------------------------------------------------------------------------------------------------------
December 31, 2006..        861     $15.27753    to   $15.27753   $ 12,861      2.52%        1.00 - 1.00%    10.67%    to    10.67%
December 31, 2005..      1,095     $13.80419    to   $13.80419   $ 15,112      2.77%        1.00 - 1.00%     5.47%    to     5.47%
December 31, 2004..      1,615     $13.08886    to   $13.08886   $ 21,141      2.52%        1.00 - 1.00%     8.83%    to     8.83%
December 31, 2003..      2,207     $12.02655    to   $12.02655   $ 26,543      0.00%        1.00 - 1.00%    15.10%    to    15.10%
                                                          COLUMBIA FEDERAL SECURITIES FUND VS
                     -------------------------------------------------------------------------------------------------------------
December 31, 2006..        195     $10.86011    to   $10.86011   $  2,016      5.66%        1.00 - 1.00%     2.68%    to     2.68%
December 31, 2005..        325     $10.57645    to   $10.57645   $  3,436      6.05%        1.00 - 1.00%     1.56%    to     1.56%
December 31, 2004..        472     $10.41437    to   $10.41437   $  4,911      5.52%        1.00 - 1.00%     2.86%    to     2.86%
December 31, 2003..        781     $10.12509    to   $10.12509   $  7,913      0.00%        1.00 - 1.00%     0.93%    to     0.93%



           * These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. This ratio excludes those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

           ** These ratios represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

           *** These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the Account, the total return is calculated for the years ended December 31, 2006, 2005, 2004, 2003 and 2002 or from the effective date of the subaccount through the end of the reporting period. Product designs within a subaccount with an effective date during a period were excluded from the range of total return for that period.



NOTE 7:  CONTRACT CHARGES/FEATURES

           Each Annuity funded through the Separate Account is subject to specific fees and charges, some of which are deducted as an asset-based charge by the Separate Account, while others are deducted either annually or at the time that certain transactions are made.

           INSURANCE CHARGE -- The Insurance Charge is the combination of the mortality and expense risk charge and the administrative charge deducted by the Separate Account. The Insurance Charge is expressed as an annual charge; however the daily equivalent is deducted on a daily basis from the assets of the Separate Account.

                                       A75

           The following Insurance Charge levels apply to each Annuity product, as listed.


INSURANCE CHARGE  ANNUITY PRODUCT NAME
----------------  -------------------------


0.65%             Choice, Choice 2000, ASAP III, XTra Credit SIX, Stagecoach
                  ASAP III, Stagecoach Xtra Credit SIX, Optimum, Optimum Plus
1.00%             AS Impact, Defined Investments Annuity, Galaxy III
1.25%             ASAIA, ASVIA
1.40%             PSA, ACN, ASAP, ASAP II, Harvester Variable Annuity, ASAP
                  II Premier, Apex, Stagecoach Apex, ASL, Stagecoach Flex,
                  ASL Premier, XTra Credit Stagecoach Extra Credit, Harvester
                  XTra Credit, XTra Credit Premier XTra Credit FOUR, XTra
                  Credit FOUR Premier, AS Protector, Stagecoach Variable
                  Annuity, Stagecoach VA+
1.65%             Apex II, ASL II, ASL II Premier, Stagecoach APEX II,
                  Optimum Four
2.25%             ASAIA w/ Guarantee


           DISTRIBUTION CHARGE -- The Distribution Charge is deducted by the Separate Account on four American Skandia annuity contracts. The Distribution Charge is expressed as an annual charge; however the daily equivalent is deducted on a daily basis from the assets of the Separate Account. The charge is deducted for the number of years indicated below and then no longer applies.


DISTRIBUTION CHARGE  ANNUITY PRODUCT NAME                             PERIOD DEDUCTED
-------------------  ----------------------------------------------   -----------------------


0.60%                ASAP III, Stagecoach ASAP III, Optimum           Annuity Years 1-8 only
1.00%                XTra Credit SIX, Stagecoach XTra Credit SIX,
                     Optimum Plus                                     Annuity Years 1-10 only


           ANNUAL MAINTENANCE FEE -- An Annual Maintenance Fee of up to $35 is deducted at the end of each Annuity Year and upon surrender of the Annuity. The Annual Maintenance Fee on certain contracts may be less than $35, may be zero or, under certain circumstances, may be waived based on the Account Value of the Annuity on the anniversary date when the charge is deducted.

           TRANSFER FEES -- Transfer Fees are charged at a rate of $10 for each transfer after the 20th in each Annuity Year, as set forth in the respective prospectuses.

           CONTINGENT DEFERRED SALES CHARGES -- Contingent Deferred Sales Charges may apply to certain withdrawals from the annuities and upon surrender of the annuity. When applicable, Contingent Deferred Sales Charges will apply for a maximum number of years depending on the type of contract. The maximum number of years may be based on the number of years since each Purchase Payment is applied or from the issue date of the Annuity. Certain annuities do not deduct a Contingent Deferred Sales Charge upon surrender or withdrawal. Please refer to the prospectus for your annuity contract for a complete description of the Contingent Deferred Sales Charge, as well as for any exceptions to the provision that may apply to certain withdrawals during each Annuity Year.

           PREMIUM TAXES -- Some states and municipalities impose premium taxes, which currently range up to 3.5% on Variable Immediate Annuity contracts.

           OPTIONAL BENEFIT CHARGES -- Prior to November 18, 2002, American Skandia offered certain optional benefits as riders to the various annuity contracts where the annual charge to purchase the rider was deducted from the annuity on an annual basis in arrears. Effective as of November 18, 2002, American Skandia offers riders for optional benefits whose annual charge is deducted on a daily basis from the assets in the Separate Account. The daily charge for the optional benefits is deducted in the same manner as the Insurance Charge and the Distribution Charge (if applicable). Annuity Owners who elect to purchase an optional benefit purchase units of the Separate Account that reflect the Insurance Charge, Distribution Charge (if applicable) and the charge for any optional benefit(s). Annuity owners who elected an optional benefit whose charge is deducted on an annual basis in arrears will continue to have the applicable charge deducted in this manner.


                                       A76

           Currently, American Skandia offers eight different optional benefits, as follows: Guaranteed Return Option PlusSM (GRO Plus), Guaranteed Minimum Withdrawal Benefit (GMWB), Guaranteed Minimum Income Benefit
           (GMIB), Lifetime Five Income Benefit (LT5), Highest Anniversary Value Death Benefit (HAV), Enhanced Beneficiary Protection Death Benefit
           (EBP),Highest Daily Value Death Benefit (HDV) and Combination 5% Roll-Up and HAV Death Benefit (Combo 5%). Currently, the charge for GRO Plus, HAV and EBP is 0.25% per year, respectively, the charge for GMWB is 0.35% per year, the charge for HDV and Combo 5% is 0.50% per year, respectively, the charge for LT5 is 0.60% per year and the charge for GMIB is 0.50% per year of the Protected Income Value. Certain American Skandia annuity contracts may not be eligible to elect all or any optional benefits.

NOTE 8:  ACCUMULATION UNIT VALUES

           Accumulation Unit Values (or "AUVs") are calculated for each Sub-account on each Valuation Day. Each Sub-account may have several different AUVs based on each combination of the Insurance Charge, Distribution Charge and each available optional benefit.


ASSET-BASED CHARGE LEVEL  DESCRIPTION OF WHEN APPLICABLE
------------------------  -----------------------------------


0.65%                     Choice, Choice 2000 -- No Optional Benefits.
                          This asset-based charge level was formerly applicable
                          to annuity contracts funded through American Skandia
                          Life Assurance Corporation Variable Account B (Class 2
                          Sub-accounts).
0.90%                     Choice, Choice 2000 -- One 0.25% Optional Benefit.
1.00%                     AS Impact, Defined Investments Annuity, Galaxy
                          III -- No Optional Benefits.
                          Choice 2000 -- with GMWB.
                          This asset-based charge level was formerly applicable
                          to annuity contracts funded through American Skandia
                          Life Assurance Corporation Variable Account B (Class 3
                          Sub-accounts).
1.15%                     Choice -- Two 0.25% Optional Benefits.
                          Choice 2000 -- One 0.50% Optional Benefit; or Two 0.25%
                          Optional Benefits.
1.25%                     ASAP III, Stagecoach ASAP III, Optimum -- No Optional
                          Benefits.
                          AS Impact, Defined Investments Annuity, Galaxy
                          III -- One 0.25% Optional Benefit.
                          Choice 2000 -- with LT5; or with GMWB and either HAV or
                          EBP.
                          ASAIA, ASVIA
                          This asset-based charge level was formerly applicable
                          to annuity contracts funded through American Skandia
                          Life Assurance Corporation Variable Account B (Class 7
                          Sub-accounts).
1.40%                     PSA, ACN, ASAP, ASAP II, Harvester Variable Annuity,
                          ASAP II Premier, Apex, Stagecoach Apex, ASL, Stagecoach
                          Flex, ASL Premier, XTra Credit, Stagecoach Extra
                          Credit, Harvester XTra Credit, XTra Credit Premier,
                          XTra Credit FOUR, XTra Credit FOUR Premier, AS
                          Protector, Stagecoach Variable Annuity, Stagecoach
                          VA+ -- No Optional Benefits.
                          Choice -- Three 0.25% Optional Benefits.
                          Choice 2000 -- with Combo 5% and GRO Plus; or with
                          Three 0.25% Optional Benefits.
                          This asset-based charge level was formerly applicable
                          to annuity contracts funded through American Skandia
                          Life Assurance Corporation Variable Account B (Class 1
                          Sub-accounts).
1.50%                     ASAP III, Stagecoach ASAP III, Optimum -- One 0.25%
                          Optional Benefit.
                          AS Impact, Defined Investments Annuity -- Two 0.25%
                          Optional Benefits.
                          Choice 2000 -- with GMWB, HAV, and EBP; or with GMWB
                          and either Combo 5% or HDV; or with LT5 and either HAV
                          or EBP.
1.60%                     ASAP III, Stagecoach ASAP III, Optimum -- with GMWB.
1.65%                     Apex II, ASL II, ASL II Premier, Stagecoach Apex II,
                          Optimum Four, XTra Credit SIX, Stagecoach XTra Credit
                          SIX, Optimum Plus -- No Optional Benefits.
                          ACN, ASAP, ASAP II, Harvester Variable Annuity, ASAP II
                          Premier, Apex, Stagecoach Apex, ASL, Stagecoach Flex,
                          ASL Premier, XTra Credit, Stagecoach Extra Credit,
                          Harvester XTra Credit, XTra Credit Premier, XTra Credit
                          FOUR, XTra Credit FOUR Premier, AS Protector,
                          Stagecoach Variable Annuity, Stagecoach VA+ -- One
                          0.25% Optional Benefit.
                          This asset-based charge level was formerly applicable
                          to annuity contracts funded through American Skandia
                          Life Assurance Corporation Variable Account B (Class 9
                          Sub-accounts).
1.75%                     ASAP III, Stagecoach ASAP III, Optimum -- One 0.50%
                          Optional Benefit; or Two 0.25% Optional Benefits.
                          Defined Investments Annuity -- Three 0.25% Optional
                          Benefits. Choice 2000 -- with LT5, HAV and EBP; or with
                          GMWB, HDV and EBP; or with LT5 and either Combo 5% or
                          HDV.
1.85%                     ASAP III, Stagecoach ASAP III, Optimum -- with LT5; or
                          with GMWB and either HAV or EBP.
1.90%                     ASL II, ASL II Premier, Apex II, Stagecoach Apex II,
                          Optimum Four, XTra Credit SIX, Stagecoach XTra Credit
                          SIX, Optimum Plus -- One 0.25% Optional Benefit.
                          ASAP II, Apex, Stagecoach Apex, ASL, Stagecoach Flex,
                          XTra Credit, Stagecoach Extra Credit, XTra Credit FOUR,
                          Stagecoach VA+, Stagecoach Variable Annuity -- Two
                          0.25% Optional Benefits.
2.00%                     ASAP III, Stagecoach ASAP III, Optimum -- with Combo 5%
                          and GRO Plus; or with Three 0.25%

                                       A77

                                                 PURCHASES
                          -------------------------------------------------------
          SALES
------------------------

                          Optional Benefits.
                          ASL II, Apex II, Stagecoach Apex II, Optimum Four, XTra
                          Credit SIX, Stagecoach XTra Credit SIX, Optimum
                          Plus -- with GMWB.
                          Choice 2000 -- with LT5, HDV and EBP.
2.10%                     ASAP III, Stagecoach ASAP III, Optimum -- with GMWB,
                          HAV and EBP; or with GMWB and either Combo 5% or HDV;
                          or with LT5 and either HAV or EBP.
2.15%                     ASL II, Apex II, Stagecoach Apex II, Optimum Four, XTra
                          Credit SIX, Stagecoach XTra Credit SIX, Optimum
                          Plus -- One 0.50% Optional Benefit; or Two 0.25%
                          Optional Benefits.
                          ASAP II, Apex, Stagecoach Apex, ASL, Stagecoach Flex,
                          XTra Credit, Stagecoach Extra Credit, XTra Credit FOUR,
                          Stagecoach VA+, Stagecoach Variable Annuity -- Three
                          0.25% Optional Benefits.
2.25%                     ASAP II -- with HAV, EBP and GMWB.
                          ASL II, ASL II Premier, Apex II, Stagecoach Apex II,
                          Optimum Four, XTra Credit SIX, Stagecoach XTra Credit
                          SIX, Optimum Plus -- with LT5; or with GMWB and either
                          HAV or EBP.
                          ASAIA w/ Guarantee*
                          *This asset-based charge level was formerly applicable to annuity contracts funded through American Skandia
                          Life Assurance Corporation Variable Account B (Class 8
                          Sub-accounts).
2.35%                     ASAP III, Stagecoach ASAP III, Optimum -- with GMWB,
                          HDV and EBP; or with LT5, HAV and EBP; or with LT5 and either Combo 5% or HDV.
2.40%                     ASL II, Apex II, Stagecoach Apex II, Optimum Four, XTra
                          Credit SIX, Stagecoach XTra Credit SIX, Optimum
                          Plus -- with Combo 5% and GRO Plus; or with Three 0.25%
                          Optional Benefits.
2.50%                     ASL II, Apex II, Stagecoach Apex II, Optimum Four, XTra
                          Credit SIX, Stagecoach XTra Credit SIX, Optimum
                          Plus -- with GMWB, HAV and EBP; or with GMWB and either
                          Combo 5% or HDV; or with LT5 and either HAV or EBP.
2.60% ASAP III, Stagecoach ASAP III, Optimum -- with LT5, HDV and EBP.
2.65%                     AS Apex II, American Skandia LifeVest II, Stagecoach
                          APEX II, Stagecoach Xtra Credit Six, AS Xtra Credit
                          Six.
2.75%                     ASL II, Apex II, Stagecoach Apex II, Optimum Four, XTra
                          Credit SIX, Stagecoach XTra Credit SIX, Optimum
                          Plus -- with GMWB, HDV and EBP; or with LT5, HAV and
                          EBP; or with LT5 and either Combo 5% or HDV.
3.00%                     ASL II, Apex II, Stagecoach Apex II, Optimum Four, XTra
                          Credit SIX, Stagecoach XTra Credit SIX, Optimum
                          Plus -- with LT5, HDV and EBP.





                                       A78

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Contract Owners of
American Skandia Life Assurance Corporation
Variable Account B and the Board of Directors of
American Skandia Life Assurance Corporation

     In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of the subaccounts listed in Note 1 of the American Skandia Life Assurance Corporation Variable Account B at December 31, 2006, and the results of each of their operations and the changes in each of their net assets for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the management of the American Skandia Life Assurance Corporation. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of fund shares at December 31, 2006 with the transfer agents of the investee mutual funds, provide a reasonable basis for our opinion. The financial highlights included in note 6 relating to the year ended December 31, 2002 were audited by other auditors, whose report dated March 25, 2003 expressed an unqualified opinion thereon.

PricewaterhouseCoopers LLP
New York, New York
April 2, 2007


                                       A79

ASXT-SIX

                                    PART C
                               OTHER INFORMATION

Item 24.Financial Statements and Exhibits:

(a)All financial statements will be filed by Amendment and will be included in Parts A & B of this Registration Statement.

(b)Exhibits are attached as indicated.

(1)Copy of the resolution of the board of directors of Depositor authorizing the establishment of the Registrant for Separate Account B filed via EDGAR with Post-Effective Amendment No. 6 to Registration Statement No. 33-87010, filed March 2, 1998.

(2)Not applicable. American Skandia Life Assurance Corporation maintains custody of all assets.

(3) (a)Revised Principal Underwriting Agreement between American Skandia Life Assurance Corporation and American Skandia Marketing, Incorporated, filed via EDGAR with Post-Effective Amendment No. 14 to Registration Statement
No. 333-96577.

(b)Form of Revised Dealer Agreement filed via EDGAR with Post-Effective Amendment No. 7 to Registration Statement No. 33-87010, filed April 24, 1998.

(4) (a)Copy of the Form of Annuity via EDGAR with Pre-Effective Amendment No.1 to this Registration Statement No. 333-71834, filed December 21, 2001.

(b)Copy of Guaranteed Minimum Death Benefit Endorsement filed via EDGAR with Post-Effective Amendment No. 8 to Registration Statement No. 33-87010, filed April 26, 1999.

(c)Copy of percent Death Benefit Endorsement filed via EDGAR with Pre-Effective Amendment No. 1 to Registration Statement No. 333-49478, filed February 14, 2001.

(d)Copy of Continuous Guaranteed Return Option filed via EDGAR with Post-Effective Amendment No. 2 to Registration Statement No. 333-96577, filed August 6, 2003.

(e)Copy of Guaranteed Minimum Income Benefit filed via EDGAR with
Post-Effective Amendment No. 2 to Registration Statement No. 333-96577, filed August 6, 2003.

(f)Copy of Guaranteed Minimum Withdrawal Benefit filed via EDGAR with Post-Effective Amendment No. 2 to Registration Statement No. 333-96577, filed August 6, 2003.

(g)Copy of Rider for Combination 5% Roll-up and Highest Anniversary Value Death Benefit filed via EDGAR with Post-Effective Amendment No. 5 to Registration Statement No. 333-96577, filed April 20, 2004.

(h)Copy of Rider for Lifetime Five Income Benefit is hereby incorporated by reference to Post-Effective Amendment No. 7 to Registration Statement 333-71835 filed November 16, 2004.

(i)Copy of Rider for Highest Daily Value Benefit is hereby incorporated by reference to Post-Effective Amendment No. 8 to Registration Statement 333-71834 filed November 16, 2004.

(j)Copy of Rider for Spousal Lifetime Five Income Benefit filed via EDGAR with Post-Effective Amendment No. 10 to Registration Statement No. 333-96577, filed November 16, 2005.

(k) Copy of Rider for Highest Daily Lifetime Five Income Benefit filed via EDGAR with Post-Effective Amendment No. 16 to Registration Statement No, 333-71654, filed October 6, 2006.


(l)Copy of Rider for Highest Daily Lifetime Five Income Benefit (enhanced) is hereby incorporated by reference to Post-Effective Amendment No. 20 to Registration Statement No. 333-96577.


(5)A copy of the application form used with the Annuity filed via EDGAR with Post-Effective Amendment No. 6 to Registration Statement No. 33-87010, filed March 2, 1998.

(6) (a)Copy of the certificate of incorporation of American Skandia Life Assurance Corporation filed via EDGAR with Registration Statement No. 33-44203, CIK No. 0000881453, Accession No. 0000881453-04-000025, filed March 24, 2004.

(b)Copy of the By-Laws of American Skandia Life Assurance Corporation filed via EDGAR with Registration Statement No. 33-44202, CIK No. 0000881453, Accession No. 0000881453-04-000025, filed March 24, 2004.

ASXT-SIX

(7)Forms of Annuity Reinsurance Agreements between Depositor and:

(a)Pruco Reinsurance Ltd. for GRO benefit filed via EDGAR with Post-Effective Amendment No. 9 to Registration Statement No. 333-96577, filed April 18, 2005.

(b)The Prudential Insurance Company of America for GMWB filed via EDGAR with Post-Effective Amendment No. 9 to Registration Statement No. 333-96577, filed April 18, 2005.


(c)The Prudential Insurance Company of America for Lifetime Five Withdrawal Benefit filed via EDGAR with post-Effective Amendment No. 14 to Registration Statement No. 333-96577 filed April 21, 2006.

(d)Pruco Reinsurance Ltd for Lifetime Five Withdrawal Benefit filed via EDGAR with Post-Effective Amendment No.14 to Registration Statement No. 333-96577 filed April 21, 2006.

(e)Pruco Reinsurance Ltd. for Spousal Lifetime Five Optional Living Benefit filed via EDGAR with Post-Effective Amendment No.14 to Registration Statement No. 333-96577 filed April 21, 2006.

(f)Pruco Reinsurance Ltd. for Highest Daily Lifetime Five Optional Living Benefit filed via EDGAR with Post-Effective Amendment No. 20 to Registration Statement No. 333-96577.


(8)Forms of Agreements between Depositor and:

(a)American Skandia Trust filed via EDGAR with Post-effective Amendment No. 4 to Registration Statement No. 33-87010, filed February 25, 1997 (At such time, what later became American Skandia Trust was known as the Henderson Global Asset Trust).

(b)First Defined Portfolio Fund LLC filed via EDGAR with Post-Effective Amendment No. 7 to Registration Statement No. 33-86866, filed April 26, 2000.

(c)Evergreen Variable Annuity Trust filed via EDGAR with Post-Effective Amendment No. 9 to Registration Statement No. 33-87010, filed April 26, 2000.

(d)INVESCO Variable Investment Funds, Inc. filed via EDGAR with Post-Effective Amendment No. 9 to Registration Statement No. 33-87010, filed April 26, 2000.

(e)ProFunds VP filed via EDGAR with Post-Effective Amendment No. 9 to Registration Statement No. 33-87010, filed April 26, 2000.

(f)Wells Fargo Variable Trust filed via EDGAR with Initial Registration Statement No. 333-49478, filed November 7, 2000.

(g)Prudential Series Fund, Inc. filed via EDGAR with Post-Effective Amendment No. 15 to Registration Statement No. 33-87010, filed April 26, 2001.


(h)Gartmore Global Asset Management Trust filed via EDGAR with Post-Effective Amendment No. 20 to Registration Statement No. 333-96577.


(i)A I M Variable Insurance Funds filed via EDGAR with Post-Effective Amendment No. 9 to Registration Statement No. 333-96577, filed April 18, 2005.


(j) ProFunds VP filed via EDGAR with Post-Effective Amendment No. 20 to Registration Statement No. 333-96577.

(k) Sample Rule 22c-2 Agreement via EDGAR with Post-Effective Amendment No. 20 to Registration Statement No. 333-96577.


(9). Opinion and Consent of Counsel Filed via EDGAR with Post-Effective Amendment No. 6 this Registration Statement on April 20, 2004

(10) Consent of PricewaterhouseCoopers LLP Filed Herewith

(11)Not applicable.

(12)Not applicable.

(13)Calculation of Performance Information for Advertisement of Performance filed via EDGAR with Post-Effective Amendment No. 2 to Registration Statement No. 333-96577, filed August 6, 2003.

(14)Not applicable


(99.1) (a)Powers of Attorney for James J. Avery, Director, Helen M. Galt, Director, Ronald P. Joelson, Director, Director and David R. Odenath, Chief Executive Officer, President and Director filed with Post-Effective Amendment No. 14 to Registration Statement No. 333-96577 filed April 21, 2006.

(b)Powers of Attorney for DirectorBernard J. Jacob filed with Initial Registration Statement No. 333-117052, filed July 1, 2004.


(c)Power of Attorney for Michael Bohm, Executive Vice President and Chief Financial Officer filed with Post-Effective Amendment No. 6 to Registration Statement 333-96577 (filed November 12, 2004).


(d) Power of Attorney for Director Kenneth Y. Tanji filed with Post-Effective Amendment No. 20 to Registration No. 333-96577.

Item 25.Directors and Officers of the Depositor:

Effective May 1, 2003 Prudential Financial, Inc., a New Jersey corporation, purchased Skandia U.S. Inc., a Delaware corporation, and its subsidiaries, one of which is American Skandia Life Assurance Corporation ("American Skandia"), from Skandia Insurance Company Ltd. Skandia U.S. Inc. is the sole shareholder of Prudential Annuities, Inc., which is the parent company of American Skandia. As of the date this Post-Effective Amendment was filed, the Directors and Officers of the Depositor are:



Name and Principal Business Address    Position and Offices with Depositor
-----------------------------------    ---------------------------------------

June Amori                             Vice President
One Corporate Drive,
Shelton, Connecticut 06484-6208

James J. Avery, Jr                     Director
..213 Washington Street
Newark, New Jersey 07102-2992

Michael Bohm                           Executive Vice President, Chief
One Corporate Drive,                   Financial Officer and Controller
Shelton, Connecticut 06484-6208

Robert E. Causey                       Vice President
2 Gateway Center
Newark, New Jersey 07102-5005

Lisa V. Chow                           Vice President
213 Washington Street
Newark, New Jersey 07102-2917

Timothy S. Cronin                      Senior Vice President
One Corporate Drive
Shelton, Connecticut 06484-6208

Donald M. Desiderato                   Vice President
One Corporate Drive
Shelton, Connecticut 06484-6208

Thomas J. Diemer                       Vice President
2 Gateway Center
Newark, New Jersey 07102-5005

John Doscher                           Vice President and Chief Compliance
751 Broad Street                       Officer
Newark, New Jersey 07102-3714

Rebecca Dunne                          Vice President
751 Broad Street
Newark, New Jersey 07102-3714

Name and Principal Business Address    Position and Offices with Depositor
-----------------------------------    ---------------------------------------
Joseph D. Emanuel                      Senior Vice President, Chief Legal
One Corporate Drive                    Officer and Corporate Secretary
Shelton, Connecticut 06484-6208

Bruce Ferris                           Executive Vice President
One Corporate Drive
Shelton, Connecticut 06484-6208

Anne Fifick                            Vice President, Asset Liability & Risk
2 Gateway Center                       Management
Newark, New Jersey 07102-5005

Noreen Fierro                          Vice President & Anti Money Laundering
751 Broad Street                       Officer
Newark, New Jersey 07102-3714

Joseph M. Fuschillo                    Executive Vice President
One Corporate Drive
Shelton, Connecticut 06484-6208

Helen M. Galt                          Director
213 Washington Street
Newark, New Jersey 07102-2992

George M. Gannon                       Senior Vice President
751 Broad Street
Newark, New Jersey 07102-3714

Craig Gardner                          Vice President, Senior Investment Risk
2 Gateway Center                       Officer
Newark, New Jersey 07102-5005

Brian Giantonio                        Vice President, Corporate Counsel
One Corporate Drive
Shelton, Connecticut 06484-6208

John Gies                              Vice President
One Corporate Drive
Shelton, Connecticut 06484-6208

Helene Gurian                          Vice President
751 Broad Street
Newark, New Jersey 07102-3714

Phillip J. Harrington                  Vice President, Regulation 60 Officer
213 Washington Street
Newark, New Jersey 07102-2917

Joanne Heintz                          Senior Vice President, Chief Investment
2 Gateway Center                       Officer
Newark, New Jersey 07102-5005

Jacob Herschler                        Senior Vice President
One Corporate Drive
Shelton, Connecticut 06484-6208

Gary A. Hogard                         Vice President
2101 Welsh Road
Dresher, Pennsylvania 19025

Suzanne Hurel                          Vice President
One Corporate Drive
Shelton, Connecticut 06484-6208

Bernard J. Jacob                       Director and Treasurer
213 Washington Street
Newark, New Jersey 07102-2917

Ronald P. Joelson                      Director and Senior Vice President,
213 Washington Street                  Asset Liability & Risk Management
Newark, New Jersey 07102-2992

Name and Principal Business Address    Position and Offices with Depositor
-----------------------------------    ---------------------------------------
Daniel O. Kane                         Senior Vice President, Chief Actuary
213 Washington Street
Newark, New Jersey 07102-2992

Laura Kealey                           Vice President, Corporate Counsel
One Corporate Drive
Shelton, Connecticut 06484-6208

Patricia Kelley                        Vice President
One Corporate Drive
Shelton, Connecticut 06484-6208

Helayne F. Klier                       Vice President
2101 Welsh Road
Dresher, Pennsylvania 19025

Joseph LaTorre                         Vice President
2101 Welsh Road
Dresher, Pennsylvania 19025

Alex Macgillivray                      Executive Vice President
One Corporate Drive
Shelton, Connecticut 06484

Lesley B. Mann                         Vice President
213 Washington Street
Newark, New Jersey 07102-2992
Steven P. Marenakos                    Senior Vice President
One Corporate Drive
Shelton, Connecticut 06484-6208

Audrey S. Nazulme                      Vice President
2101 Welsh Road
Dresher, Pennsylvania 19025

David R. Odenath, Jr.                  Chief Executive Officer, President and
213 Washington Street                  Director
Newark, New Jersey 07102-2992

Robert O'Donnell                       Senior Vice President
One Corporate Drive,
Shelton, Connecticut 06484-6208

Steven L. Putterman                    Vice President
One Corporate Drive
Shelton, Connecticut 06484-6208

Polly Rae                              Vice President
One Corporate Drive
Shelton, Connecticut 06484-6208

Yvonne Rocco                           Senior Vice President
213 Washington Street
Newark, New Jersey 07102-2992

Shirley Shao                           Senior Vice President
213 Washington Street
Newark, New Jersey 07102-2992

Rick C. Singmaster                     Executive Vice President
One Corporate Drive
Shelton, Connecticut 06484-6208

Charles C. Sprague                     Vice President, Corporate Counsel
213 Washington Street
Newark, New Jersey 07102-2992

Karen M. Stier                         Vice President
One Corporate Drive
Shelton, Connecticut 06484-6208

Name and Principal Business Address    Position and Offices with Depositor
-----------------------------------    ---------------------------------------
Karen Stockla                          Vice President
One Corporate Drive
Shelton, Connecticut 06484-6208

Kimberly Supersano                     Vice President
One Corporate Drive
Shelton, Connecticut 06484-6208

Kenneth Tanji                          Director
213 Washington Street
Newark, New Jersey 07102-2992

Neelay B. Vaidya                       Vice President
751 Broad Street
Newark, New Jersey 07102-3714

Eva M. Vitale                          Vice President
One Corporate Drive
Shelton, Connecticut 06484-6208

Item 26.Persons Controlled by or Under Common Control with the Depositor or

Registrant: The Depositor does not directly or indirectly control any person. The following persons are under common control with the Depositor by Prudential Annuities, Inc. (formerly, American Skandia, Inc.):


(1)American Skandia Life Assurance Corporation Variable Account B ("Variable Account B"): Variable Account B was established under the laws of the State of Connecticut and is registered with the U.S. Securities and Exchange Commission under the Investment Company Act of 1940 as a unit investment trust, which is a type of investment company. Assets in Variable Account B may support obligations created in relation to the annuity contracts described in the Prospectus of this Registration Statement or other annuity contracts we offer.


(2)American Skandia Life Assurance Corporation ("ASLAC"): The organization is a stock life insurance company domiciled in Connecticut with licenses in all 50 states and the District of Columbia. ASLAC is a wholly-owned subsidiary of Prudential Annuities, Inc.

(3)American Skandia Information Services and Technology Corporation ("ASIST"):
The organization is a general business corporation organized in the State of Delaware and is an affiliate of ASLAC. Its primary purpose is to provide various types of business services to Prudential Annuities, Inc.. and all of its subsidiaries including computer systems acquisition, development and maintenance, human resources acquisition, development and management, accounting and financial reporting services and general office services.


(4)American Skandia Marketing, Incorporated ("ASM"): The organization is a general business corporation organized in the State of Delaware and is an affiliate of ASLAC. It was formed primarily for the purpose of acting as a broker-dealer in securities. It acts as the principal "underwriter" of annuity contracts deemed to be securities, as required by the Securities and Exchange Commission, which annuity contracts are to be issued by American Skandia Life Assurance Corporation. It provides securities law supervisory services in relation to the marketing of those products of American Skandia Life Assurance Corporation registered as securities. It also may provide such services in relation to marketing of certain retail mutual funds. It also has the power to carry on a general financial, securities, distribution, advisory, or investment advisory business; to act as a general agent or broker for insurance companies and to render advisory, managerial, research and consulting services for maintaining and improving managerial efficiency and operation.


(5)AST Investment Services, Inc. (formerly, American Skandia Investment Services, Incorporated) ("ASISI"): The organization is a general business corporation organized in the State of Connecticut and is an affiliate of ASLAC. The organization is authorized to provide investment service and investment management advice in connection with the purchasing, selling, holding or exchanging of securities or other assets to insurance companies, insurance-related companies, mutual funds or business trusts. Its primary role is expected to be as investment manager for certain mutual funds to be made available primarily through the variable insurance products of American Skandia Life Assurance Corporation.

ASXT-SIX


Effective May 1, 2003, Skandia U.S. Inc., the sole shareholder of Prudential Annuities, Inc., which is the parent of ASLAC, was purchased by Prudential Financial, Inc. Prudential Financial is a New Jersey insurance holding company whose subsidiary companies serve individual and institutional customers worldwide and include The Prudential Insurance Company of America, one of the largest life insurance companies in the U.S.

In addition to the affiliates and/or subsidiaries shown above, ASLAC holds all of the voting securities of Advanced Series Trust (formerly, American Skandia Trust) ("AST"), a managed, open-end investment company organized as a Massachusetts business trust, other than those securities held in separate accounts of Kemper Investors Life Insurance Company ("Kemper") in support of variable life insurance policies issued by Kemper. The shares of this investment company are voted in accordance with the instructions of persons having interests in the unit investment trust, and ASLAC and Kemper vote the shares they hold directly in the same manner that they vote the shares that they hold in their separate accounts.

The subsidiaries of Prudential Financial, Inc. are listed under Exhibit 21.1 of the Annual Report on Form 10-K of Prudential Financial, Inc., Registration
No. 001-16707, filed February 28, 2007, the text of which is hereby incorporated.

Item 27. Number of Contract Owners: As of February 28, 2007 there were - 88,698 [OptimumPlus 1,349] owners of contracts.


Item 28.Indemnification: Under Section 33-320a of the Connecticut General Statutes, the Depositor must indemnify a director or officer against judgments, fines, penalties, amounts paid in settlement and reasonable expenses including attorneys' fees, for actions brought or threatened to be brought against him in his capacity as a director or officer when certain disinterested parties determine that he acted in good faith and in a manner he reasonably believed to be in the best interests of the Depositor. In any criminal action or proceeding, it also must be determined that the director or officer had no reason to believe his conduct was unlawful. The director or officer must also be indemnified when he is successful on the merits in the defense of a proceeding or in circumstances where a court determines that he is fairly and reasonable entitled to be indemnified, and the court approves the amount. In shareholder derivative suits, the director or officer must be finally adjudged not to have breached this duty to the Depositor or a court must determine that he is fairly and reasonably entitled to be indemnified and must approve the amount. In a claim based upon the director's or officer's purchase or sale of the Registrants' securities, the director or officer may obtain indemnification only if a court determines that, in view of all the circumstances, he is fairly and reasonably entitled to be indemnified and then for such amount as the court shall determine. The By-Laws of American Skandia Life Assurance Corporation ("ASLAC") also provide directors and officers with rights of indemnification, consistent with Connecticut Law.

The foregoing statements are subject to the provisions of Section 33-320a.


Directors and officers of ASLAC and ASM can also be indemnified pursuant to indemnity agreements between each director and officer and Prudential Annuities, Inc, a corporation organized under the laws of the state of Delaware. The provisions of the indemnity agreement are governed by Section 45 of the General Corporation Law of the State of Delaware.


The directors and officers of ASLAC and ASM are covered under a directors and officers liability insurance policy. Such policy will reimburse ASLAC or ASM, as applicable, for any payments that it shall make to directors and officers pursuant to law and, subject to certain exclusions contained in the policy, will pay any other costs, charges and expenses, settlements and judgments arising from any proceeding involving any director or officer of ASLAC or ASM, as applicable, in his or her past or present capacity as such.

Registrant hereby undertakes as follows: Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a director, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, unless in the opinion of Registrant's counsel the matter has been settled by controlling precedent, Registrant will submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ASXT-SIX

Item 29.Principal Underwriters:


(a)American Skandia Marketing, Inc. ("ASM"), a subsidiary of Prudential Annuities, Inc., serves as distributor and principal underwriter for flexible premium deferred annuities, single premium deferred annuities, modified single premium variable life insurance policies and flexible premium variable life insurance policies issued by American Skandia Life Assurance Corporation. ASM also serves as distributor and principal underwriter for Advanced Series Trust and American Skandia Advisor Funds, Inc.


(b)Directors and officers of ASM


Effective May 1, 2003 Prudential Financial, Inc., a New Jersey corporation, purchased Skandia U.S. Inc., a Delaware corporation, and its subsidiaries, one of which is American Skandia Marketing, Incorporated ("ASM"), from Skandia Insurance Company Ltd. Skandia U.S. Inc. is the sole shareholder of Prudential Annuities, Inc., which is the parent company of ASM.


As of the date this Post-Effective Amendment was filed, the Directors and Officers of ASM are:


Name and Principal Business Address Position and Offices with Underwriter
----------------------------------- ------------------------------------------
Michael Bohm....................... Controller
One Corporate Drive
Shelton, Connecticut 06484-6208

Lisa Chow.......................... Vice President
213 Washington Street
Newark, New Jersey 07102-2917

Timothy S. Cronin.................. Senior Vice President
One Corporate Drive
Shelton, Connecticut 06484-6208

John Doscher....................... Senior Vice President and Chief Compliance
751 Broad Street                    Officer
Newark, New Jersey 07102-3714

Joseph D. Emanuel.................. Senior Vice President and Corporate
One Corporate Drive                 Secretary
Shelton, Connecticut 06484-6208

Bruce Ferris....................... Director and Executive Vice President
One Corporate Drive
Shelton, Connecticut 06484-6208

Joseph Fuschillo................... Director and Executive Vice President
One Corporate Drive
Shelton, Connecticut 06484-6208

Noreen Fierro                       Anti-Money Laundering Officer
751 Broad Street
Newark, New Jersey 07102-3714

George Gannon...................... Chief Operations Officer, Director,
751 Broad Street                    President and Chief Executive Officer
Newark, New Jersey 07102-3714

Robert F. Gunia.................... Senior Vice President
3 Gateway Center
Newark, New Jersey 07102-4061

Jacob Herschler.................... Senior Vice President and Director
One Corporate Drive
Shelton, Connecticut 06484-6208

Steven P. Marenakos................ Senior Vice President and Director
One Corporate Drive
Shelton, Connecticut 06484-6208

David R. Odenath................... Director
213 Washington Street
Newark, New Jersey 07102-2992

Robert O'Donnell................... Senior Vice President and Director
One Corporate Drive
Shelton, Connecticut 06484-6208

Name and Principal Business Address Position and Offices with Underwriter
----------------------------------- ------------------------------------------
Yvonne Rocco                        Senior Vice President
751 Broad Street
Newark, New Jersey 07102-3714

Ben F. Russo                        Chief Financial Officer
213 Washington Street
Newark, New Jersey 07102-2917

Adam Scaramella                     Chief Legal Officer, Vice President and
213 Washington Street               Assistant Secretary
Newark, New Jersey 07102-2917

(c) Commissions received by ASM during last fiscal year with respect to annuities issued through the registrant Separate Account B.


                                 Net Underwriting
                                  Discounts and   Compensation on  Brokerage
Name of Principal Underwriter      Commissions      Redemption    Commissions Compensation
-----------------------------    ---------------- --------------- ----------- ------------
American Skandia Marketing, Inc.   $396,341,024        $ -0-         $ -0-       $ -0-

Item 30.Location of Accounts and Records: Accounts and records are maintained by ASLAC at its principal office in Shelton, Connecticut.

Item 31.Management Services: None

Item 32.Undertakings:

(a)Registrant hereby undertakes to file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old so long as payments under the annuity contracts may be accepted and allocated to the Sub-accounts of Separate Account B.

(b)Registrant hereby undertakes to include either (1) as part of any enrollment form or application to purchase a contract offered by the prospectus, a space that an applicant or enrollee can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information.

(c)Registrant hereby undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this form promptly upon written or oral request.

(d)American Skandia Life Assurance Corporation ("Depositor") hereby represents that the fees and charges deducted under the contracts described in this Registration Statement are in the aggregate reasonable in relation to the services rendered, the expenses incurred and the risks assumed by American Skandia Life Assurance Corporation under the respective facts and circumstances, including such relevant factors as: the nature and extent of such services, expenses and risks, the need for American Skandia Life Assurance Corporation to earn a profit, the degree to which the contract includes innovative features, and regulatory standards for the grant of exemptive relief under the Investment Company Act of 1940 used prior to October 1996, including the range of industry practice. This representation applies to all contracts sold pursuant to this Registration Statement, including those sold on the terms specifically described in the prospectuses contained herein, or any variations therein, based on supplements, endorsements, data pages, or riders to any contract or prospectus or otherwise."

(e)With respect to the restrictions on withdrawals for Texas Optional Retirement Programs and Section 403(b) plans, we are relying upon: 1) a no-action letter dated November 28, 1988 from the staff of the Securities and Exchange Commission to the American Council of Life Insurance with respect to annuities issued under Section 403(b) of the code, the requirements of which have been complied with by us; and 2) Rule 6c-7 under the 1940 Act with respect to annuities made available through the Texas Optional Retirement Program, the requirements of which have been complied with by us.

                                  SIGNATURES


   As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of the Registration Statement and has duly caused this Registration Statement to be signed on its behalf, on this 20th day of April, 2007.


        AMERICAN SKANDIA LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B
                                  Registrant

                By: American Skandia Life Assurance Corporation


/s/ Laura Kealey
-------------------------
Laura Kealey, Vice
President, Corporate
Counsel


                  AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                                   Depositor


/s/ Laura Kealey
-------------------------
Laura Kealey, Vice
President, Corporate
Counsel


As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.


Signature                             Title                     Date
---------                             -----                     ----
                          (Principal Executive Officer)
David R. Odenath*          Chief Executive Officer and   April 20, 2007
------------------------            President
David R. Odenath
                          (Principal Financial Officer
                            and Principal Accounting
                                    Officer)
Michael Bohm*             Executive Vice President and
------------------------     Chief Financial Officer
Michael Bohm


                              (Board of Directors)

James Avery*              Kenneth Y. Tanji*              Helen Galt*
------------------------  -----------------------------  -------------------
James Avery               Kenneth Y. Tanji               Helen Galt

David R. Odenath*         Ronald Joelson*                Bernard J. Jacob*
------------------------  -----------------------------  -------------------
David R. Odenath          Ronald Joelson                 Bernard J. Jacob


By: /s/ Laura Kealey
    -------------------------
    Laura Kealey

--------
* Executed by Laura Kealey on behalf of those indicated pursuant to Power of Attorney

                                 EXHIBIT INDEX

      Exhibit (10) Consent of PricewaterhouseCoopers LLP. FILED HEREWITH